UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07257

SEI Institutional Investments Trust

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

CT Corporation

155 Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: May 31, 2018

Date of reporting period: May 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) is attached hereto.

May 31, 2018

ANNUAL REPORT

SEI Institutional Investments Trust

›	Large Cap Fund
›	Large Cap Disciplined Equity Fund
›	Large Cap Index Fund
›	S&P 500 Index Fund
›	Extended Market Index Fund
›	Small Cap Fund
›	Small Cap II Fund
›	Small/Mid Cap Equity Fund
›	U.S. Equity Factor Allocation Fund
›	U.S. Managed Volatility Fund
›	Global Managed Volatility Fund
›	World Equity Ex-US Fund
›	Screened World Equity Ex-US Fund
›	World Select Equity Fund
›	Emerging Markets Equity Fund
›	Opportunistic Income Fund
›	Core Fixed Income Fund
›	High Yield Bond Fund
›	Long Duration Fund
›	Long Duration Credit Fund

›   Ultra Short Duration Bond Fund

›   Emerging Markets Debt Fund

›   Real Return Fund

›   Limited Duration Bond Fund

›   Intermediate Duration Credit Fund

›   Dynamic Asset Allocation Fund

›   Multi-Asset Real Return Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

May 31, 2018 (Unaudited)

To Our Shareholders:

Financial markets completed the fiscal year without any enduring missteps in an environment defined by strong investor appetite for higher-risk market segments. Fixed-income performance ran the gamut regarding strength across markets—with high-yield debt near the top end and U.S. Treasurys at the bottom, in keeping with the risk-on sentiment. However, the second half of the fiscal year saw the sudden return of volatility to the markets. The VIX index rose to a three-year high, and risk-asset prices fell sharply in February, with the S&P 500 Index touching down 10% from its earlier highs before a brief, but range-bound, recovery. Robust economic data and consumer confidence in a healthy economy likely prevented a more sizeable market correction. By the end of the reporting period, trade war concerns served as a significant catalyst for equity markets as the February lows were again tested, while markets tried to gain support from robust macro data and earnings momentum.

Most of the projections we shared for the Funds’ most recently completed fiscal year, from the start of June 2017 through the end of May 2018, were realized. The pace of interest-rate increases by the Federal Reserve (Fed) largely followed the market’s expectations. U.S. Treasury yields increased across the curve during the fiscal year as a combination of policy, fundamental and political events influenced the markets. Short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates three times during the reporting period, and the yield curve flattened to a post-recession low. Strength in the euro relative to the U.S. dollar for most of the fiscal year prevented a quick end to the European Central Bank’s (ECB) commitment to stimulus; the Japanese yen remained mostly range-bound while the Bank of Japan (BOJ) held monetary policy stable through the fiscal year. China continued to guide its currency lower, hitting a low toward the end of the fiscal period.

We suggested that market sentiment would remain attuned to geopolitical developments; these accounted for the only significant exceptions to the global tranquility trend. Also, a fixation on tax reform and continued yield-curve flattening drove market movements throughout the latter part of the fiscal year.

The global oil supply-demand imbalance persisted throughout the first half of the period, before a strong rebound in oil prices during the second half of the fiscal year, supported by rising demand, geopolitical tensions and news that Saudi Arabia and Russia would extend an agreement to curb output.

Geopolitical Events

Geopolitical threats and an assortment of other noneconomic influences continued in various regions: civil war and domestic struggle in parts of the Middle East and Africa, the suffering of refugees and migrants in bordering countries and Europe, and acts of global terror. Severe unrest continued in some regions of the Middle East, driven by the conflicting and overlapping regional interests of extremist groups, nationalist fighters and state actors.

In the U.S., the controversy over President Trump’s response to violent clashes between protesters in Charlottesville, Virginia briefly drove market sentiment early in the fiscal period after the president dissolved two advisory councils. Setbacks in the Trump administration’s efforts to repeal and replace Obamacare initially sparked volatility, as investors assumed that tax and budget resolutions would have to wait until healthcare legislation was resolved. Trump demonstrated a commitment to follow through on tighter U.S. immigration policy that authorized U.S. border agents to separate children from parents who crossed the border illegally. The ongoing special counsel investigation on the possibility of collusion between Donald Trump’s presidential campaign and Russia remained topical. However, longer-term market reactions to geopolitical events were surprisingly muted.

U.S. equities were hit toward the end of the fiscal year by fears of a global trade war after President Trump announced tariffs on steel and aluminum imports. The Trump administration cited national security concerns as it imposed steel and aluminum tariffs on the EU, Canada and Mexico; this came after the expiration of a two-month waiver that had been extended to these major trading partners, which have traditionally been U.S. allies. All three responded with rebukes and retaliatory measures in the form of tariffs on U.S. goods; additionally, the EU opened a formal case with the World Trade Organization. The Chinese government appeared to step back from assurances that it would underwrite increased purchases of American products as part of negotiations to reduce its trade imbalance with the U.S., bristling at re-proposed plans by the Trump administration to apply China-specific tariffs.

A raft of political surprises unfolded during the fiscal period, but most played only a minor role in market movements. Brexit negotiators continued struggling to find a way around the Irish border. A Brexit proposal by U.K. negotiators

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

LETTER TO SHAREHOLDERS (Continued)

May 31, 2018 (Unaudited)

for Northern Ireland to have joint EU and U.K. status was floated to avoid hard borders, but it did not appear to garner much support; still, Brexit negotiations were less critical to investors globally than was Europe’s sustained economic expansion. While the euro’s appreciation versus sterling may offer a clue about the market’s perception of post-divorce relative advantages, both currencies gained against the U.S. dollar. The U.K. Conservative party relinquished its parliamentary majority and was forced to seek a partner to form a minority government.

The swearing in of Italy’s Prime Minister Giuseppe Conte—a relative newcomer to politics—signaled continued viability of the euro-skeptic coalition, which formed from the two populist parties that won the country’s March election. Financial markets were rattled in May by the anti-EU implications of the new Italian government taking shape, then again as a rejection of the coalition’s first choice for economy minister seemed to set the stage for another round of elections and associated delays. Spain’s government also experienced turnover as center-right Prime Minister Mariano Rajoy suffered a no-confidence vote and was replaced by socialist leader Pedro Sanchez at the beginning of June.

Rogue-state nuclear programs earned a significant share of the spotlight: North Korean Supreme Leader Kim Jong-Un announced a willingness to mothball his country’s efforts and, in an unprecedented display of unity, crossed the border as he clasped hands with South Korean President Moon Jae-in. Trump also stated that aggression from North Korea would be met with “fire and fury.” An eventual meeting with North Korea’s leader garnered headlines but ended with vague commitments. Elsewhere, Israeli Prime Minister Benjamin Netanyahu televised evidence of the Iranian Republic’s plans to reignite its nuclear ambitions—raising questions about Iran’s adherence to the terms of its multi-party disarmament agreement. Although the International Atomic Energy Agency refuted the claims, President Trump signaled he would back out of the accord.

Economic Performance

U.S. economic growth rebounded solidly at the start of the fiscal period, as consumer spending boosted the economy, after a slump in the first quarter of 2017. Third-quarter GDP grew at the fastest annual rate in three years, supported by a rebound in government investment and business spending on equipment. However, fourth-quarter growth slowed slightly to a 2.9% yearly rate as strong consumer spending drove a surge in imports. Preliminary first-quarter economic growth was reported at a 2.3% annualized rate—in line with the typically mild pace of the three-month period ending March, yet slower than the rate of expansion recorded in the fourth quarter.

The labor market remained historically strong throughout the year: the unemployment rate fell, finishing the period at 3.8%, an 18-year low, while the labor-force participation rate ended at 62.7%, unchanged from a year ago. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate three times during the period, and again just after the fiscal year ended, with two additional rate increases still projected in 2018. The Fed also began to unwind its balance sheet starting in October, reversing some of the quantitative easing that has been so supportive of bond prices in recent years.

The ECB held its benchmark interest rate unchanged at a historic low through the fiscal period, while the Bank of England raised its official bank rate for the first time in ten years, by 0.25%. Quarterly growth in the eurozone slowed in the first quarter, after growing at its quickest pace since 2011 during the fourth quarter at a time that many thought would be plagued by political uncertainty. Year-on-year growth was 2.4% at the end of the first quarter of 2018. The U.K. economy grew just 1.2% year-on-year through the first quarter of 2018 as Brexit uncertainty continued to hurt the economy and a weakened pound dampened consumer spending to its lowest level in almost six years.

Japanese GDP grew just 1.1% year-on-year at the end of the first quarter of 2018; the BOJ maintained monetary stimulus in an attempt to drive higher inflation. Meanwhile, economic growth in China expanded by 6.8% year-on-year in the first quarter of 2018 after China’s government provided substantial fiscal stimulus early in the period to support the government’s growth goals, targeted at 6.5%.

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Market Developments

For the fiscal year ending May 31, 2018, growth stocks in general and the technology sector, in particular, outperformed, while high-dividend-yield segments of the market, such as utilities, lagged as they were seen as less attractive in a rising interest-rate environment. Stocks corrected in the first quarter of 2018, with the S&P 500 Index falling close to 10% from its all-time high, precipitated by indications of accelerating U.S. inflation and similar concerns that future interest-rate increases by the Fed could come quicker than anticipated. Still, the current bull market is now the second-longest on record.

Energy stocks outperformed globally, while the telecommunications services sector ended in the red, presumably weakened by the repeal of net-neutrality regulations in the U.S.

Growth typically outperformed value, as internet-commerce and information-technology stocks were the best-performing sectors for the full fiscal year, while the utilities and telecommunications services sectors lagged. The final month of the fiscal period propelled the FTSE/Russell 1000 Growth Index to 21.02% for the reporting year, while the FTSE/Russell 1000 Value Index returned 8.25% over the same period.

Small-cap stock outperformance pivoted higher as well. U.S. small caps (FTSE/Russell 2000 Index) outpaced large caps (FTSE/Russell 1000 Index), delivering 20.76% and 14.60%, respectively.

European growth and inflation accelerated during the fiscal year, and unemployment fell. Equities remained bolstered by accommodative monetary policy from the ECB, which only slightly began to remove stimulus; the euro finished up 3.99% versus the U.S. dollar for the year.

Looking back on market performance for the full period, the FTSE UK Series All-Share Index was up 9.80% in U.S. dollar terms, but only 6.53% in sterling, as Brexit concerns continued to overshadow the outlook for businesses. The MSCI ACWI Index, a proxy for global equities in both developed and emerging markets, rose 11.84% in U.S. dollar terms; U.S. markets did better, as the S&P 500 Index returned 14.38%.

For the first time in several years, emerging markets handily kept pace with the developed world across asset classes in 2017 amid a synchronized global economic expansion. The MSCI Emerging Markets Index finished the fiscal year up 14.03% in U.S. dollar terms.

Asia, notably Korea and China, was the top-performing region for equity markets; Latin America rallied significantly before partially retreating at the end of the fiscal year; among developed markets, Japan was a strong performer, and Europe was positive over the period.

The risk-on sentiment that pushed equities higher was also visible in fixed-income markets, with credit outperforming government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve. Yields for 10-year government bonds rose and ended the period 62 basis points higher at 2.83%, while 2-year yields climbed 112 basis points during the year to 2.40%. The U.S. Treasury yield curve flattened to a 10-year low, with short-term yields rising more than long-term yields. The Fed hiked rates three times during the fiscal period and pushed short-term yields higher, while longer-term bond yields were flat as inflationary and long-term economic growth expectations remained subdued.

Front-end Treasury yields moved higher in response to the Fed increasing the fed-funds target rate to 1.75%-2.00%, marking the seventh rate hike during this tightening cycle. The Fed’s interest-rate projections, known as the dot plot, still suggest two additional rate hikes in 2018, subject to inflation moving toward, and staying in a band around, the Federal Open Market Committee’s 2% target. Jerome Powell succeeded Janet Yellen as Fed Chair, Randal Quarles was named vice chair for bank supervision and Marvin Goodfriend, the former Fed economist, was chosen to fill one of three open governor seats. President Trump signed the Tax Cuts and Jobs Act into law, introducing several new policies, including a cap on state and local tax deductions, a one-time repatriation tax on overseas cash, a move to a territorial tax system and a permanent drop in the corporate tax rate from 35% to 21%. Inflation-sensitive assets, such as commodities and Treasury Inflation-Protected Securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) rose 11.02% during the period, as oil price increases and metal sector gains far outpaced weakness in the agriculture sector, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) edged 0.36% higher.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

LETTER TO SHAREHOLDERS (Continued)

May 31, 2018 (Unaudited)

The price of oil ended the year up 34.6%, after rallying over 66% from its lows early in the period.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, climbed 1.72% in U.S. dollar terms during the reporting period, while the high-yield market did slightly better, with the ICE BofAML US High Yield Constrained Index up 2.29%.

U.S. investment-grade corporate debt was marginally higher, as the Bloomberg Barclays Investment Grade US Corporate Index returned 0.06%. U.S. asset-backed securities managed marginal gains during the fiscal year, while mortgage-backed securities eased slightly lower; both faced headwinds from rising interest rates and expectations for further rate increases.

Emerging-market debt delivered strong performance. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, gained 1.01% in U.S. dollar terms during the reporting period, although it trended lower after an impressive rally in the first half of the period. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), slid 0.56%.

Our View

Investors were raging bulls at the beginning of 2018 as equity prices vaulted higher. But that optimism faded dramatically as the news flow turned less favourable. As far as we’re concerned, that’s okay—because the potential for a meaningful advance in equities is greater when investors are pessimistic and bad news is already largely discounted in the price of riskier assets.

If one believes, as we do, that the global economy is sound and that the political uncertainties currently roiling markets will be contained, then the proper course (in our view) is to remain exposed to equities and other risk assets and ride out the short-term ups and downs.

The economic data coming out of Europe has been hugely disappointing this year. Instead of building upon the improved business activity of 2016 and 2017, there has been a widespread deceleration. At SEI, we have been reluctant to get too bearish on Europe’s fundamentals, but there’s no denying that financial-market participants are disbelievers. Analysts’ 2018 and 2019 earnings-growth estimates for the companies within the MSCI EMU (European Economic and Monetary Union) Index are quite low compared to those of other major regions and countries.

ECB President Mario Draghi and other bank governors decided to conclude net asset purchases by the end of this year because they view deflation risks as having moderated significantly. Since the ECB will no longer be a price-insensitive buyer of eurozone debt, we could see yield spreads rise as investors demand a risk premium for those countries with a heavy debt burden relative to the size of their economy. Italy’s new government wants to institute several expensive propositions that would blow a hole in the government’s budget, likely causing the country’s bonds to be further discounted by investors—with other periphery bond yields rising in sympathy.

Recent U.K. economic data reports, like those of other countries in Europe, suggest that Great Britain is wending its way through a soft patch. Underlying growth nevertheless appears solid, indicating the U.K. economy is in stable condition; although the trade sector looks to be a problem spot.

The biggest source of uncertainty facing the U.K. is its looming withdrawal from the EU. The Conservative Party’s internal fight over the country’s future relationship with the EU has stalled progress toward a clear post-Brexit status. Maybe it’s sheer coincidence, but sterling versus the U.S. dollar is almost where it was the day after the Brexit vote on 23 June 2016. The recent trend has been to the downside, as currency-market participants worry about the rising odds of a hard Brexit and more-thorough disruption of U.K. trade with the EU. We would not be surprised to see further downside volatility in sterling as we draw closer to the EU exit date.

Fears of a trade war pitting the U.S. against foes and allies alike notwithstanding, American investors, businesses and consumers have much to applaud. Corporate tax reform, tax cuts for households and reduced or modified regulation of various industries have led to record-high consumer and business confidence.

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

But sabre-rattling between the U.S. and China has deteriorated into actual skirmishing, and the latest back-and-forth suggests this spat will get worse before it gets better. To be blunt, the Trump administration’s strategy of waging a trade war with China could prove to be the equivalent of cutting off one’s nose to spite one’s face.

A trade war will likely lead to higher prices for consumers and hurt the bottom lines of companies that sell imported goods and those that depend on global supply chains in their production process. The result is a net loss for society. A small group of producers will probably benefit substantially from the trade impediments while most consuming industries and households suffer declines in purchasing power—declines that may be small at the level of the individual, but would add up to an enormous loss across the affected economies.

SEI will be watching closely how this drama plays out in the months ahead. With any luck, the Trump administration will shy away from further ratcheting tensions. But we must admit that doesn’t seem to be in the cards in the near-term.

A confluence of events has conspired to hurt the performance of emerging-market assets. An extensive trade war that disrupts multinationals’ supply chains would disrupt the flow of raw commodities and semi-finished materials from developing economies used as inputs. Rising U.S. interest rates, resulting in another period of sustained U.S. dollar strength, is a second threat. The soft patch in Europe and recent signs of deceleration in China’s economic growth is a third.

But while emerging-market stocks and bonds have come under pressure this year, we’ve yet to see any widespread deterioration in economic performance or financial conditions. On balance, we think most emerging markets have the ability to weather the storm—again, assuming the disruption to global trade does not devolve into something more encompassing. The majority of developing countries have recorded an improvement in their current-account positions in recent years, allowing them to accumulate foreign currencies.

Make no mistake about it: the headwinds blowing in the face of risk assets have picked up. Growth in business activity has slowed a bit, especially in Europe. Monetary policy in the U.S. is getting tighter, and is set to become less expansionary in Europe as well. Inflation has ticked higher, driven by synchronised global growth and a tightening of labour markets and industrial capacity in the U.S., Germany, the U.K., China, and elsewhere in Asia. A jump in oil prices is also pushing headline consumer-price index readings to their highest levels in several years; OPEC and Russia have shown a fair degree of discipline in constraining the supply of crude oil at a time when demand is strong and inventory levels have fallen. Some developing countries have been forced to raise their policy rates dramatically to defend their currencies.

Most important, the stoking of trade-war tensions by the U.S. threatens to undermine the very foundation of the system that has supported the global economy since the end of World War II. Although the actual trade actions to date have been very modest, the impact on global supply chains bears close watching.

But the economic fundamentals that drive the stock market still appear solid, even in places like Europe and developing economies. Plus, interest rates remain at levels that will crunch global economic growth. The key risks—escalating trade tensions and the polarization of electorates over issues like immigration and fiscal sovereignty—appear more political in nature. The positives include a still-solid global economy; strong momentum in corporate-profits growth; and equity valuations that still appear reasonable against the backdrop of still-low, albeit rising, interest rates.

Signs of financial stress remain isolated to the weaker economies; although Italy is an important case, owing to its size and position as a major eurozone country.

A broadening of the trade war with China or a U.S. departure from the NAFTA accord would likely have a severely negative impact on the profitability of U.S. manufacturers, prompting us to reassess our still-positive view. Impediments to trade also could lead to a higher inflation rate as domestic companies use the tariffs umbrella to raise their selling prices. The Fed may feel compelled to lean against this threat to price stability, thereby aggravating any economic shock arising from the disruption of global supply chains—which is how a bear market could develop.

This is not our base-case scenario. We still think this old bull has some life left in it, but the risks to the equity market now seem more balanced than skewed to the bullish side.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

LETTER TO SHAREHOLDERS (Concluded)

May 31, 2018 (Unaudited)

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: AJO, L.P.; AQR Capital Management, LLC; Coho Partners, Ltd.; Fiera Capital Inc.; Jackson Square Partners, LLC; and LSV Asset Management. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 15.00%. The Fund’s primary benchmark—the FTSE/Russell 1000® Index—returned 14.60%.

IV. Fund Attribution

The fiscal year saw favorable returns for equity investors, driven by continued global economic expansion and significant U.S. corporate earnings growth; long-term economic growth, however, was a source of concern due to rising U.S. interest rates and the potential for increased U.S. inflation.

Interest-rate sensitive “bond substitutes” such as utilities, telecommunications services, consumer staples and real-estate investment trusts, lagged. These sectors represented a significant portion of the low-volatility stock universe and, as a result, low-volatility stocks underperformed.

As noted in the shareholder letter, the U.S. corporate tax cut passed near the end of 2017 and provided additional support for earnings growth. Cyclical sectors outperformed, and the broader large-cap market produced double-digit positive absolute returns. The information technology sector was the best performing sector of the FTSE/Russell 1000 Index, and several ¬internet-related stocks found in the consumer discretionary sector significantly outperformed. From a style perspective, growth stocks trounced value stocks by a wide margin.

In this environment, the Fund provided modest outperformance above its benchmark due to underweights to real-estate investment trusts and the utilities and telecommunications services sectors. The benefits of this positioning were partially offset by a cash drag and a value tilt within the Fund.

As a result of their growth orientation, Jackson Square and Fiera were the top-performing managers in the Fund. AQR, AJO, and LSV were also able to perform reasonably well, despite headwinds from their various levels of value exposure, due to tilts toward the more cyclical parts of the market. Coho lagged due to its stability orientation and value exposure.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Fund, Class A	15.00%	8.38%	11.57%	8.44%	8.22%
FTSE/Russell 1000® Index	14.60%	10.70%	12.91%	9.18%	8.76%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the FTSE/Russell 1000® Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Large Cap Disciplined Equity Fund

I. Objective

The Large Cap Disciplined Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: AJO, LP; AQR Capital Management, LLC; Ceredex Value Advisors, LLC; OppenheimerFunds, Inc.; and Quantitative Management Associates LLC. During the fiscal period, AJO, LP, AQR Capital Management, LLC and Ceredex Value Advisors, LLC were added to the Fund, while Analytic Investors, LLC, INTECH Investment Management LLC and Lazard Asset Management LLC were removed from the Fund.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 12.43%. The Fund’s primary benchmark—the S&P 500 Index—returned 14.38%.

IV. Fund Attribution

The fiscal year saw favorable returns for equity investors, driven by continued global economic expansion and significant U.S. corporate earnings growth; long-term economic growth, however, was a source of concern due to rising U.S. interest rates and the potential for increased U.S. inflation.

As noted in the shareholder letter, the U.S. corporate tax cut passed near the end of 2017 and provided additional support for earnings growth. Cyclical sectors outperformed, and the broader large-cap market produced double-digit positive absolute returns. The information technology sector was the best performing sector of the S&P 500 Index, and several internet-related stocks found in the consumer discretionary sector outperformed significantly. Interest-rate sensitive “bond substitutes” such as utilities, telecommunications services, consumer staples and real-estate investment trusts, lagged. These sectors represented a significant portion of the low-volatility stock universe and, as a result, low-volatility stocks underperformed.

From a style perspective, growth stocks trounced value stocks by a wide margin.

In this environment, the Fund underperformed primarily due to stock selection within the information technology and consumer discretionary sectors. An overweight to the utilities sector also detracted. A tilt to value held the Fund back in a rising market led by growth stocks.

Lazard and Oppenheimer trailed the benchmark significantly. Lazard’s performance was hurt by an overweight to and selection within the consumer staples sector. Oppenheimer’s performance was hurt by stock selection within the industrials and information technology sectors. Quantitative Management Associates was the best performing manager in the Fund due to favorable stock selection within the healthcare sector. The other managers did not have a substantial impact on the Fund’s benchmark-relative performance during this period.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Disciplined Equity Fund, Class A	12.43%	9.81%	12.36%	7.97%	8.36%
S&P 500 Index	14.38%	10.97%	12.98%	9.14%	9.17%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Disciplined Equity Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 8/28/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the FTSE/Russell 1000® Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-adviser as of May 31, 2018 was SSgA Funds Management, Inc. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 14.53%. The Fund’s primary benchmark—the FTSE/Russell 1000 Index—returned 14.60%.

IV. Fund Attribution

The fiscal year saw favorable returns for equity investors, driven by continued global economic expansion and significant U.S. corporate earnings growth; long-term economic growth, however, was a source of concern due to rising U.S. interest rates and the potential for increased U.S. inflation.

As noted in the shareholder letter, the U.S. corporate tax cut passed near the end of 2017 and provided additional support for earnings growth. Cyclical sectors outperformed, and the broader large-cap market produced double-digit positive absolute returns. The information technology sector was the best performing sector of the FTSE/Russell 1000 Index, and several ¬internet-related stocks found in the consumer discretionary sector outperformed significantly. Interest-rate sensitive “bond substitutes” such as utilities, telecommunications services, consumer staples and real-estate investment trusts, lagged. These sectors represented a significant portion of the low-volatility stock universe and, as a result, low-volatility stocks underperformed.

From a style perspective, growth stocks trounced value stocks by a wide margin. With passive management, the Fund generally captured the broad performance of the U.S. large-cap equity market.

Derivatives were used for equitizing cash flows and hedging back to the Fund’s passive mandate. There was a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Large Cap Index Fund, Class A	14.53%	10.66%	12.88%	9.15%	7.82%
FTSE/Russell 1000® Index	14.60%	10.70%	12.91%	9.18%	8.76%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Index Fund, Class A, versus the FTSE/Russell 1000® Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 4/1/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-adviser as of May 31, 2018 was SSGA Funds Management, Inc. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 14.36%. The Fund’s primary benchmark—the S&P 500 Index —returned 14.38%.

IV. Fund Attribution

The fiscal year saw favorable returns for equity investors, driven by continued global economic expansion and significant U.S. corporate earnings growth; long-term economic growth, however, was a source of concern due to rising U.S. interest rates and the potential for increased U.S. inflation.

As noted in the shareholder letter, the U.S. corporate tax cut passed near the end of 2017 provided additional support for earnings growth. Cyclical sectors outperformed, and the broader large-cap market produced double-digit positive absolute returns. The information technology sector was the best performing sector of the S&P 500 Index, and several internet-related stocks found in the consumer discretionary sector significantly outperformed. Interest-rate sensitive “bond substitutes” such as utilities, telecommunications services, consumer staples and real-estate investment trusts, lagged. These sectors represented a significant portion of the low-volatility stock universe and, as a result, low-volatility stocks underperformed.

From a style perspective, growth stocks trounced value stocks by a wide margin. With passive management, the Fund generally captured the broad performance of the U.S. large-cap equity market.

Derivatives were used for equitizing cash flows and hedging back to the Fund’s passive mandate. There was a negligible impact on performance.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
S&P 500 Index Fund, Class A	14.36%	10.93%	11.69%
S&P 500 Index	14.38%	10.97%	11.73%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 12/18/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Extended Market Index Fund

I. Objective

The Extended Market Index Fund (the “Fund”) seeks investment results that approximate, as closely as practicable and before expenses, the performance of the FTSE/Russell Small Cap Completeness Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-adviser as of May 31, 2018 was SSGA Funds Management, Inc. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 18.58%. The Fund’s primary benchmark—the FTSE/Russell 3000® Index—returned 15.06%.

IV. Fund Attribution

The fiscal year saw favorable returns for equity investors, driven by continued global economic expansion and significant U.S. corporate earnings growth. As noted in the shareholder letter, the U.S. corporate tax cut passed near the end of 2017 provided additional support for earnings growth. Long-term economic growth, however, was a source of concern due to rising U.S. interest rates and the potential for increased U.S. inflation.

The market was largely momentum driven with little meaningful turnover in leadership for any extended period. The beginning of 2018 saw a sharp uptick in volatility, however. In February, the market experienced the most dramatic sell-off in recent memory with most major indexes plunging at least 10% over the span of two weeks. The volatility was driven by spiking bond rates that began to price in inflationary fears. Investors in the equity market consequently feared that the Federal Reserve might more aggressively raise rates to calm an overheated market. Combined with the even more stretched valuations that emerged from impressive gains in January, this was a recipe for a correction. In March, there was a sell-off as a result of fears surrounding trade war rhetoric and regulatory concerns stemming from large-cap user-data-driven technology firms.

For the fiscal year, cyclical sectors outperformed, and the broad large- and small-cap markets produced double-digit positive absolute returns. The healthcare sector was the best performing sector in the FTSE/Russell Small Cap Completeness Index, propelled predominantly by the healthcare equipment & supplies and biotechnology industries, followed by energy and information technology. Interest-rate sensitive “bond substitutes” such as real-estate investment trusts and the utilities, telecommunications services and consumer staples sectors lagged significantly. From a style perspective, growth stocks trounced value stocks by a wide margin.

The Fund was passively managed and generally captured the broad performance of its benchmark index.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized Three Year Return	Annualized Inception to Date
Extended Market Index Fund, Class A	18.58%	10.01%	13.37%
FTSE/Russell 3000® Index	15.06%	10.72%	13.87%
FTSE/Russell Small Cap Completeness Index	18.53%	9.97%	13.35%

Comparison of Change in the Value of a $100,000 Investment in the Extended Market Index Fund, Class A, versus the FTSE/Russell 3000® Index and the FTSE/Russell Small Cap Completeness Index

¹

For the year ended May 31, 2018. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: AQR Capital Management, LLC; Axiom International Investors LLC; EAM Investors, LLC; Falcon Point Capital, LLC; LSV Asset Management; and William Blair & Company, L.L.C. During the fiscal period, Boston Partners Global Investors, Inc. was removed from the Fund.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 16.30%. The Fund’s primary benchmark—the FTSE/Russell 2000 Index—returned 20.76%.

IV. Fund Attribution

Market volatility was very low for the majority of the second half of the 2017 calendar year as investors were generally unflappable as potential macro or geopolitical concerns surfaced. Although short-term interest rates rose, longer-term rates were relatively stable. Better-than-expected corporate earnings and a continued global economic expansion helped drive the positive sentiment toward U.S. equities. As noted in the shareholder letter, the passage of a U.S. corporate tax cut at the end of the calendar year provided additional fuel for the market and support for earnings growth.

The market was largely momentum driven with little meaningful turnover in leadership for any extended period. The beginning of 2018 saw a sharp uptick in volatility, however. In February, the market experienced the most dramatic sell-off in recent memory with most major indices plunging at least 10% over the span of two weeks. The volatility was driven by spiking bond rates that began to price in inflationary fears. Investors in the equity market consequently feared that the Federal Reserve might more aggressively raise rates to calm an overheated market. Combined with the even more stretched valuations that emerged from impressive gains in January, this was a recipe for a correction. In March, there was a sell-off as a result of fears surrounding trade war rhetoric and regulatory concerns stemming from large-cap user-data-driven technology firms.

For the fiscal year, cyclical sectors outperformed, and the broad small-cap market produced double-digit positive absolute returns. The healthcare sector was the best performing sector of the FTSE/Russell 2000 Index, propelled predominantly by the biotechnology industry, followed by information technology. Interest-rate sensitive “bond substitutes” such as real-estate investment trusts and the utilities, telecommunications services and consumer staples sectors lagged significantly. From a style perspective, growth stocks trounced value stocks by a wide margin.

The Fund underperformed during the fiscal year, as an underweight to and selection within healthcare detracted. The underweight was mostly in biotechnology, which most of the Fund’s managers avoided due to the binary nature of the industry. The negative selection effect was primarily attributable to pharmaceuticals. Weak selection in the industrials sector also detracted. The Fund had positive selection in the consumer discretionary, energy and information technology sectors, though not enough to overcome the detractors.

Following the style trends for the period, EAM and Axiom contributed the most to excess return and benefited from the tailwinds in growth and momentum. Our value managers—William Blair and LSV— underperformed the core benchmark. AQR’s stability strategy underperformed as low-beta stocks generally underperformed during the year. Falcon Point was the worst-performing manager, despite being growth oriented. Despite its growth tilt, Falcon Point’s concentrated and selection-driven strategy was the worst-performing allocation within the Fund during the period.

12	SEI Institutional Investments Trust / Annual Report / May 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Fund, Class A	16.30%	8.44%	10.46%	8.08%	8.51%
FTSE/Russell 2000® Index	20.76%	10.98%	12.18%	9.64%	8.63%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the FTSE/Russell 2000® Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Small Cap II Fund

I. Objective

The Small Cap II Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2018: AQR Capital Management, LLC; ArrowMark Partners; EAM Investors, LLC; Falcon Point Capital, LLC; LMCG Investments, LLC; and Snow Capital Management L.P. During the fiscal period, Mesirow Financial Investment Management, Inc. was removed from the Fund.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 19.97%. The Fund’s primary benchmark—the FTSE/Russell 2000® Index—returned 20.76%.

IV. Fund Attribution

Market volatility was very low for the majority of the second half of the 2017 calendar year as investors were generally unflappable as potential macro or geopolitical concerns surfaced. Although short-term interest rates rose, longer-term rates were relatively stable. Better-than-expected corporate earnings and a continued global economic expansion helped drive the positive sentiment toward U.S. equities. As noted in the shareholder letter, the passage of a U.S. corporate tax cut at the end of the calendar year provided additional fuel for the market and support for earnings growth.

The market was largely momentum driven with little meaningful turnover in leadership for any extended period. The beginning of 2018 saw a sharp uptick in volatility, however. In February, the market experienced the most dramatic sell-off in recent memory with most major indices plunging at least 10% over the span of two weeks. The volatility was driven by spiking bond rates that began to price in inflationary fears. Investors in the equity market consequently feared that the Federal Reserve might more aggressively raise rates to calm an overheated market. Combined with the even more stretched valuations that emerged from impressive gains in January, this was a recipe for a correction. In March, there was a sell-off as a result of fears surrounding trade war rhetoric and regulatory concerns stemming from large-cap user-data-driven technology firms.

For the fiscal year, cyclical sectors outperformed, and the broad small-cap market produced double-digit positive absolute returns. The healthcare sector was the best performing sector of the FTSE/Russell 2000® Index, propelled predominantly by the biotechnology industry, followed by information technology. Interest-rate sensitive “bond substitutes” such as real-estate investment trusts and the utilities, telecommunications services and consumer staples sectors lagged significantly. From a style perspective, growth stocks trounced value stocks by a wide margin.

The Fund underperformed its benchmark during the fiscal year due to an underweight to and selection within the healthcare sector. The underweight was mostly in biotechnology, which most of the Fund’s managers avoided. The adverse selection effect was attributable mostly to the pharmaceuticals sector. Weak selection in industrials detracted from excess return as well. The Fund benefited from positive selection in financials and information technology and underweights to real estate and utilities, though not by enough to overcome the detractors.

Following the style trends for the period, EAM and ArrowMark contributed the most to excess return and benefited from the tailwinds in momentum and growth, respectively. Our value managers—William Blair and Mesirow—underperformed the core benchmark. AQR’s Stability strategy underperformed as high beta stocks generally performed well over the year. Falcon Point was the leading detractor despite being a growth-oriented manager. With a concentrated portfolio, this was largely stock selection driven. Snow managed to overcome the value style headwinds to contribute to performance.

14	SEI Institutional Investments Trust / Annual Report / May 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	Inception
	Return	Return	Return	to Date
Small Cap II Fund, Class A	19.97%	8.80%	11.21%	12.88%
FTSE/Russell 2000® Index	20.76%	10.98%	12.18%	14.25%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap II Fund, Class A, versus the FTSE/Russell 2000® Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 4/10/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Small/Mid Cap Equity Fund

I. Objective

The Small/Mid Cap Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2018: AQR Capital Management, LLC; ArrowMark Partners; Axiom International Investors LLC; Cardinal Capital Management, L.L.C.; CastleArk Management LLC; Falcon Point Capital, LLC; Integrity Asset Management, LLC; and LSV Asset Management. During the fiscal year, Cardinal Capital Management, L.L.C. was added to the Fund, while Boston Partners Global Investors, Inc. (also known as Robeco Investment Management, Inc.) and LMCG Investments, LLC were removed from the Fund.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 16.52%. The Fund’s primary benchmark—the FTSE/Russell 2500 Index—returned 18.29%.

IV. Fund Attribution

Market volatility was very low for the majority of the second half of the 2017 calendar year as investors were generally unflappable as potential macro or geopolitical concerns surfaced. Although short-term interest rates rose, longer-term rates were relatively stable. Better-than-expected corporate earnings and a continued global economic expansion helped drive the positive sentiment toward U.S. equities. As noted in the shareholder letter, the passage of a U.S. corporate tax cut at the end of the calendar year provided additional fuel for the market and support for earnings growth.

The market was largely momentum driven with little meaningful turnover in leadership for any extended period. The beginning of 2018 saw a sharp uptick in volatility, however. In February, the market experienced the most dramatic sell-off in recent memory with most major indices plunging at least 10% over the span of two weeks. The volatility was driven by spiking bond rates that began to price in inflationary fears. Investors in the equity market consequently feared that the Federal Reserve might more aggressively raise rates to calm an overheated market. Combined with the even more stretched valuations that emerged from impressive gains in January, this was a recipe for a correction. In March, there was a sell-off as a result of fears surrounding trade war rhetoric and regulatory concerns stemming from large-cap user-data-driven technology firms.

For the fiscal year, cyclical sectors outperformed, and the broad small-cap market produced double-digit positive absolute returns. The healthcare sector was the best performing sector of the FTSE/Russell 2500 Index, propelled predominantly by the biotechnology industry, followed by information technology. Interest-rate sensitive “bond substitutes” such as real-estate investment trusts and the utilities, telecommunications services and consumer staples sectors lagged significantly. From a style perspective, growth stocks trounced value stocks by a wide margin.

The Fund underperformed during the fiscal period as poor security selection within the industrials sector detracted. An underweight to real estate and strong selection within the consumer discretionary sector contributed to excess return, but not by enough to overcome the detractors.

Following the style trends for the period, Axiom and ArrowMark contributed the most to excess return and benefited from the tailwinds in momentum and growth, respectively. LSV underperformed due to the value style’s headwind. AQR’s Stability strategy underperformed as high-beta stocks performed well over the fiscal year.

16	SEI Institutional Investments Trust / Annual Report / May 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Small/Mid Cap Equity Fund, Class A	16.52%	8.42%	11.21%	8.77%	9.13%
FTSE/Russell 2500® Index	18.29%	9.78%	11.88%	9.72%	9.98%

Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Equity Fund, Class A, versus the FTSE/Russell 2500® Index

[1]

For the year ended May 31, 2018. Past performance is no indication of future performance. Class A shares were offered beginning 12/15/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad U.S. equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: Analytic Investors, LLC and LSV Asset Management. During the fiscal year, AJO, LP was removed from the Fund.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 7.81%. The Fund’s primary benchmark—the FTSE/Russell 3000® Index—returned 15.06%.

IV. Fund Attribution

The Fund delivered strong positive returns in absolute terms over the fiscal year. The second half of 2017 was characterized by a strong bull market led by large-cap information technology stocks, while the first quarter of 2018 saw a volatility spike as global markets corrected, as noted in the shareholder letter. A market downturn favored low-beta stocks, but this trend was not prolonged; markets began to recover in March, and the generic theme of last year resumed, with more cyclical segments of the market outperforming over the period. The upward trend in interest rates was a headwind for interest-rate sensitive sectors, namely utilities and telecommunications services, which delivered the worst performance of the fiscal period. The energy sector benefited from a rally in crude oil prices as the U.S. dollar weakened.

The Fund delivered negative relative performance but achieved meaningful risk reduction compared to its benchmark over the period. The recent market correction was historically unusual as prices slumped in an environment of hawkish interest-rate movements, which allowed the strategy to offer downside protection in a period of increased volatility but constrained its outperformance; the U.S. market was affected more than the rest of the developed world. The overall underperformance was driven by unfavorable market conditions for low-beta names (consistent with the Fund’s philosophy by construction) for the larger part of the year. This outcome was expected, given that lower-beta sectors tend to exhibit higher interest-rate sensitivity, and the Fund is designed to outperform in stressful market environments at the cost of lagging in advancing markets.

At the sector level, a preference for defensive names, namely consumer staples, utilities and telecommunications services, and a large underweight to the best-performing cyclical areas, namely information technology, were favorable during the period of market correction but not for the overall fiscal period. On the positive side, the Fund benefited from strong selection within the industrial sector.

AJO was the top-performing manager within the Fund and had the lowest low-volatility exposure compared to other managers in the fund; its termination was a result of a reduced conviction in the manager’s ability for risk reduction. LSV had a similar performance; although its value bias was favorable in some circumstances, it still underperformed the broader market on the back of the general low-volatility underperformance. Analytic was the worst-performing manager within the Fund due to a larger tilt to low-beta names, particularly a big overweight to the consumer staples sector, which performed poorly during the fiscal period.

Any frictional cash positions in the portfolio were equitized through index futures in order to be fully invested in the market at all times. This had a negligible impact on performance.

18	SEI Institutional Investments Trust / Annual Report / May 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	Inception
	Return	Return	Return	to Date
U.S. Managed Volatility Fund, Class A	7.81%	8.40%	11.87%	13.68%
FTSE/Russell 3000® Index	15.06%	10.72%	12.85%	15.01%

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class A, versus the FTSE/Russell 3000® Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 12/31/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad global equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: Acadian Asset Management, LLC; Analytic Investors, LLC; and LSV Asset Management. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 7.41%. The Fund’s primary benchmark—the MSCI World Index (Net)—returned 11.57%.

IV. Fund Attribution

The Fund delivered strong positive returns in absolute terms over the fiscal year. The second half of 2017 was characterized by a strong bull market led by large-cap information technology stocks, while the first quarter of 2018 saw a volatility spike as global markets corrected, as noted in the shareholder letter. A market downturn favored low-beta stocks, but this trend was not prolonged; markets began to recover in March, and the generic theme of last year resumed, with more cyclical segments of the market outperforming over the period. The upward trend in interest rates was a headwind for interest-rate sensitive sectors, namely utilities and telecommunications services, which delivered the worst performance of the fiscal period. The energy sector benefited from a rally in crude oil as the U.S. dollar weakened.

The Fund delivered negative relative performance but achieved meaningful risk reduction compared to its benchmark over the period. The recent market correction was historically unusual as prices slumped in an environment of hawkish interest-rate movements, which allowed the strategy to offer downside risk mitigation in a period of increased volatility but constrained its outperformance; the U.S. market was affected more than the rest of the developed world. The overall underperformance was driven by unfavorable market conditions for low-beta names (consistent with the Fund’s philosophy by construction) for the larger part of the year. This outcome was expected, given that lower-beta sectors tend to exhibit higher interest-rate sensitivity, and the Fund is designed to outperform in stressful market environments at the cost of lagging in advancing markets.

At the sector level, a preference for defensive names—namely consumer staples, utilities and telecommunications services—and a large underweight to the best-performing cyclical areas—namely information technology—were favorable during the period of market correction but not for the overall fiscal period. On the positive side, the Fund benefited from an underweight to the financials sector, which struggled in recent months.

LSV was the top-performing manager within the Fund; although its value bias was favorable in some circumstances, it still underperformed the broader market on the back of the general low-volatility underperformance. Acadian performed slightly worse than LSV; its overweight to the consumer staples sector detracted, while its momentum tilt benefited. Finally, Analytic was the worst-performing manager within the Fund due to deep low-beta exposure and an overweight in non-U.S. equity; however, the Fund’s relatively low allocation to the manager reduced the negative impact on overall Fund performance.

Any frictional cash positions in the portfolio were equitized through index futures to be fully invested in the market at all times. This had a negligible impact on performance.

The Fund also used derivatives to hedge currency risk. For the fiscal period, hedging the currency risk had a negative effect. In the environment of a weakening U.S. dollar against major currencies, hedging back the exposure to non-U.S. countries was unfavorable, although it didn’t have a significant impact on Fund performance.

20	SEI Institutional Investments Trust / Annual Report / May 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized Inception to Date
Global Managed Volatility Fund, Class A	7.41%	12.39%
MSCI World Index (Net)	11.57%	15.71%
MSCI World Minimum Volatility, 50% Hedged	5.79%	10.47%

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class A, versus the MSCI World Index (Net) and the MSCI World Minimum Volatility, 50% Hedged

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 1/29/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

World Equity Ex-US Fund

I. Objective

The objective of the World Equity Ex-US Fund (the “Fund”) is to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2018: Acadian Asset Management LLC; Baillie Gifford Overseas Ltd; Barrow, Hanley, Mewhinney & Strauss; BlackRock International Ltd.; EARNEST Partners LLC; JO Hambro Capital Management Limited; McKinley Capital Management, LLC; and Wells Capital Management, Inc. During the year, Wells Capital Management, Inc. was added to the Fund.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 11.60%. The Fund’s primary benchmark—the MSCI All Country World Ex-US Net Index—returned 9.67%.

IV. Fund Attribution

During the fiscal period, equity markets appreciated. Markets rose steadily in the second half of 2017 on the back of strong and synchronized global economic growth but corrected in the first quarter of 2018 while volatility spiked. Europe saw strong economic data with positive GDP growth and PMI numbers increasing to historic levels. Emerging markets also saw a pickup in corporate earnings and sentiment as equity flows for the asset class returned after years of outflows. The second half of 2017 saw a cyclical recovery, with strong performance from energy and material stocks, while defensive stocks lagged. Technology also saw strong performance and was the best-performing sector in emerging markets.

As noted in the shareholder letter, volatility jumped in the first quarter of 2018 as higher-than-expected wage growth numbers in the U.S. raised fears of faster-than-expected rate hikes by the U.S. Federal Reserve. It was an opportunity for investors to sell out of the euphoria that drove 2017 as the stocks that were top performers in 2017 sold off sharply in late January. Markets remained volatile for the rest of the fiscal year as PMI numbers in Europe cooled off and emerging markets saw political instability in Turkey, Brazil and India. Prospects of a trade war also haunted markets. The best-performing sectors during the period were energy, technology and materials, and the best-performing regions were emerging-market Asia, Japan and the Pacific ex-Japan region.

From a sector standpoint, financials and materials added the most value as stronger commodity prices benefited the portfolio’s metals & mining exposure. Regionally, Australian commodity companies and European stocks also added value.

The Fund outperformed its benchmark during the period with strong contributions from most managers. The best-performing managers were JO Hambro, McKinley, and Acadian due to strong stock selection and a tailwind from the momentum factor. Momentum was the best-performing factor due to favorable sentiment in technology stocks in the U.S. and emerging markets and cyclical stocks for much of 2017. Value manager Barrow Hanley and Wells underperformed due to poor stock selection and a headwind against value stocks. Blackrock also underperformed due to poor stock selection.

Any frictional cash positions in the portfolio were equitized through index futures to be fully invested in the market at all times. This had a negligible impact on performance.

22	SEI Institutional Investments Trust / Annual Report / May 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
World Equity Ex-US Fund, Class A	11.60%	5.18%	6.27%	1.52%	5.25%
MSCI All Country World Ex-US Net Index	9.67%	4.74%	5.46%	1.86%	5.89%

Comparison of Change in the Value of a $100,000 Investment in the World Equity Ex-US Fund, Class A, versus the MSCI All Country World Ex-US Net Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 3/28/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Screened World Equity Ex-US Fund

I. Objective

The Screened World Equity Ex-US Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2018: Acadian Asset Management LLC; Baillie Gifford Overseas Ltd; EARNEST Partners LLC; and McKinley Capital Management, LLC. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 13.24%. The Fund’s primary benchmark—the MSCI All Country World Ex-US Net returned 9.67%.

IV. Fund Attribution

During the fiscal period, equity markets appreciated. Markets rose steadily in the second half of 2017 on the back of strong and synchronized global economic growth but corrected in the first quarter of 2018 while volatility spiked. Europe saw robust economic data with positive GDP growth and PMI numbers increasing to historic levels. Emerging markets also saw a pickup in corporate earnings and sentiment as equity flows for the asset class returned after years of outflows. The second half of 2017 saw a cyclical recovery, with strong performance from energy and material stocks, while defensive stocks lagged. Technology also saw strong performance and was the best-performing sector in emerging markets.

As noted in the shareholder letter, volatility jumped in the first quarter of 2018 as higher-than-expected wage growth numbers in the U.S. raised fears of faster-than-expected rate hikes by the U.S. Federal Reserve. It was an opportunity for investors to sell out of the euphoria that drove 2017 as the stocks that were top performers in 2017 sold off sharply in late January. Markets remained volatile for the rest of the fiscal year as PMI numbers in Europe cooled off and emerging markets saw political instability in Turkey, Brazil and India. Prospects of a trade war also haunted markets. The best-performing sectors during the period were energy, technology and materials, and the best-performing regions were emerging-market Asia, Japan and the Pacific ex-Japan region.

From a sector standpoint, financials, industrials and materials benefited from strong global growth and added the most value. The best-performing regions were Europe and the Pacific ex-Japan region. The European recovery was led by strong performance from the commodities and industrials sectors, and the Fund had strong stock selection in the region.

The Fund outperformed its benchmark during the fiscal period, with positive contributions from each manager. Acadian was the best-performing manager, driven by strong quantitative model-driven stock selection in the consumer discretionary and financials sectors. McKinley was the second-best performing manager with strong tailwinds from momentum-style performance. Baillie Gifford outperformed through strong stock selection in the industrials and financial sectors, which benefited from synchronized global growth. EARNEST Partners outperformed through strong stock selection in the commodities and industrials sectors.

24	SEI Institutional Investments Trust / Annual Report / May 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Screened World Equity Ex-US Fund, Class A	13.24%	8.60%	7.83%	3.19%
MSCI All Country World Ex-US Net Index	9.67%	4.74%	5.46%	3.23%

Comparison of Change in the Value of a $100,000 Investment in the Screened World Ex-US Equity Fund, Class A, versus the MSCI All Country World Ex-US Net Index

¹

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 6/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

World Select Equity Fund

I. Objective

The objective of the World Select Equity Fund (the “Fund”) is to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2018: AS Trigon Asset Management, Fondmaeglerselskabet Maj Invest A/S (Maj Invest), INTECH Investment Management LLC; Jackson Square Partners, LLC; LSV Asset Management, Metropole Gestion SA, Rhicon Currency Management Pte Ltd., Sompo Japan Nipponkoa Asset Management Co., Ltd., and Towle & Co. SIMC also directly manages a portion of the Fund’s assets. No manager changes were made during the Fund’s fiscal period.

III. Return vs. Benchmark

For the period from June 30, 2017 (the Fund’s inception date) through May 31, 2018, the Fund’s Class A shares returned 14.88%. The Fund’s primary benchmark—the MSCI All Country World Net Index — returned 15.02%.

IV. Fund Attribution

The Fund delivered strong positive returns in both absolute and relative terms over the fiscal year. It was a year of global economic recovery, rising bond yields and increased inflation expectations. The last quarter of 2017 was unusual in terms of alpha-source performance; large-cap information technology stocks gave way to deeply discounted holdings, driven by the successful implementation of U.S. tax reform. As noted in the shareholder letter, the first quarter of 2018 saw a spike in volatility as global markets corrected. The market downturn favored low-beta stocks, but this trend was not prolonged; markets recovered gradually in March, and the generic theme of the past year resumed, with more cyclical segments of the market outperforming over the period. The upward trend in interest rates was a headwind for interest-rate sensitive sectors, namely utilities and telecommunications services, which delivered the worst performance of the fiscal period. The energy sector benefited from a rally in crude oil prices as the U.S. dollar weakened. In terms of regional trends, the eurozone recovery decelerated in response to recent political events in Italy and Spain. Emerging markets rallied, particularly China and Russia, while Turkey remained an exception and suffered from high inflation and local-currency depreciation. Finally, while U.S. markets had the strongest performance during the period, investors looked closer at increasingly attractive Asian markets.

The Fund outperformed the benchmark during the fiscal year. The performance was primarily driven by a favorable focus on momentum areas of the market and strong security selection. The Fund’s bias to value was favorable in some periods, particularly in Europe, where information technology’s rally was less pronounced; exposure to performance-detracting low-beta names was mitigated by a lower allocation.

At the sector level, the Fund benefited from an underweight to consumer staples, which delivered poor performance during the period. An underweight to information technology, in contrast, detracted from Fund performance. At the country level, an overweight to Russia and underweight to Switzerland were beneficial; lower exposure to well-performing China and higher exposure to struggling Turkey, in contrast, detracted from Fund performance. Good stock selection mitigated an underweight to U.S. markets and allowed the Fund to harvest returns in the best-performing market.

All managers in the Fund, except LSV, generated positive returns this year. Global managers, namely SIMC’s momentum strategy and Intech benefited from growth tailwinds in information technology. Maj Invest, another global manager, effectively mitigated negative effects of its value bias with good stock selection. Local managers, being value-oriented by Fund construction, outperformed the benchmark despite unfavorable market dynamics. Trigon delivered the best performance among local managers, avoiding Polish stocks and focusing on the Russian market. LSV was the only manager to deliver a performance slightly below the benchmark; investing only in the U.S. market, the manager was unfavorably positioned against the established market trends and suffered from poor stock selection in the financial sector. Finally, the Fund’s currency manager, Rhicon, made contributions to Fund performance and benefited from the increase in market volatility.

Any frictional cash positions in the portfolio were equitized through index futures to be fully invested in the market at all times. This had a negligible impact on performance.

26	SEI Institutional Investments Trust / Annual Report / May 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
Cumulative Inception to Date
World Select Equity Fund, Class A	14.88%
MSCI All Country World Net Index	15.02%

Comparison of Change in the Value of a $100,000 Investment in the World Select Equity Fund, Class A, versus the MSCI All Country World Net Index

¹

For the period ended May 31, 2018. Past performance is no indication of future performance. Class A shares were offered beginning 6/30/17. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Emerging Markets Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation. The Fund utilized the following sub-advisers as of May 31, 2018: AllianceBernstein L.P.; Causeway Capital Management LLC; JO Hambro Capital Management Limited; KBI Global Investors (North America) Ltd; RWC Asset Advisers (US) LLC; and WCM Investment Management. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 12.37%. The Fund’s primary benchmark—the MSCI Emerging + Frontier Markets Index—returned 13.84%.

IV. Fund Attribution

Emerging-market equities appreciated during the Fund’s fiscal year. Markets rose on strong corporate performance and investor sentiment in emerging markets. After years of underperformance, emerging markets saw a strong rebound in 2017, with Asian technology stocks leading the way. It was a large-cap market, and the biggest stocks in the index outperformed, backed by synchronized global economic growth and strong demand from developed markets. As noted in the shareholder letter, the U.S. corporate tax cut passed near the end of 2017 and provided additional support for earnings growth. Regions outside emerging-market Asia benefited as well, with Brazil and Russia benefiting from improved commodity prices. Positive sentiment in equities came to a halt in 2018 as better-than-expected January wage growth in the U.S. raised fears of faster-than-expected rate hikes by the U.S. Federal Reserve. Performance was volatile during the first quarter of the year as political instability, investor concerns around technology stocks and geopolitical risks, including fears of a trade war, rocked equities and momentum slowed. Emerging-market equities lagged in April and May as a strong U.S. dollar and higher oil prices became headwinds against emerging markets. Frontier markets and smaller emerging markets lagged for much of the period, as is typical when emerging markets come into favor again following years of underperformance. Investors typically favored the larger companies, perceived as less risky, in emerging markets, as witnessed from the strong performance by the larger stocks in the index.

The best-performing sectors during the period were healthcare, technology and energy. Strong investor sentiment in biotechnology stocks propelled the healthcare sector. The technology sector followed with strong earnings and investor sentiment that boosted prices. Energy stocks were lifted by higher oil prices as the OPEC cut supply throughout the year. The best performing region was Asia, which benefited from strong performance from East Asian technology stocks.

The Fund lagged its benchmark during the fiscal period, as the structural underweight to large countries was a headwind. The biggest countries and stocks in the benchmark had the best performance, and the lack of exposure to this area of the market was a major detractor. As a result, the technology sector was the biggest detractor for the Fund. The best-performing managers during the period were JO Hambro and Causeway. Both outperformed through strong stock selection in consumer and cyclical sectors, and JO Hambro benefited from a momentum tailwind as well. KBI lagged the benchmark due to its investment style, which was out-of-favour, as its dividend focus limited its exposure to the top-performing technology stocks. AB underperformed due to poor stock selection in emerging-market and frontier Asia, as well as a general headwind against frontier stocks as investors favored larger emerging markets.

28	SEI Institutional Investments Trust / Annual Report / May 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Emerging Markets Equity Fund, Class A	12.37%	6.13%	5.21%
MSCI Emerging + Frontier Markets Index	13.84%	6.11%	4.93%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class A, versus the MSCI Emerging + Frontier Markets Index

[1]

For the year ended May 31, 2018. Past performance is no indication of future performance. Class A shares were offered beginning 10/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Opportunistic Income Fund

I. Objective

The Opportunistic Income Fund (the “Fund”) seeks capital appreciation and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: Ares Management LLC.; Manulife Asset Management (U.S.) LLC; Schroder Investment Management North America Inc.; and Wellington Management Company, LLP. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 3.36%. The Fund’s primary benchmark—the ICE BofAML 3-Month LIBOR Constant Maturity Index—returned 1.42%.

IV. Fund Attribution

Fixed-income absolute returns were challenged during the fiscal year as the Federal Reserve raised interest rates three times in 25-basis-point increments. As noted in the shareholder letter, short-term rates rose by a greater magnitude than long-term. Yields rose over the second half of the fiscal year after tax reform passed, lowering the corporate income tax rate from 35% to 21%, along with an increase in budgetary spending. As a result, both an increase in growth and inflation expectations drove a rise in bond yields. The three-month London interbank offered rate rose nearly 110 basis points during the fiscal year to end the period at 2.32%. The demand for yield at the front end of the yield curve remained robust; yields in other short-term government bonds drove low or negative returns and provided the environment for non-government sector outperformance.

The most significant contributors to benchmark-relative performance were allocations to corporates, specifically financials and industrials, asset-backed securities (“ABS”) and non-agency mortgage-backed securities (“MBS”).

Within bank loans, the commodity-related sectors led outperformance, especially energy and metal & mining companies, which benefited from the rebound in commodity prices. Within the ABS sector, allocations to home-equity securitizations performed well as the housing market continued to strengthen. High-quality collateralized loan obligations (“CLO”) also helped. Non-agency MBS benefited from the strengthening housing market and a robust technical backdrop. A small cash allocation slightly detracted from relative returns during the period.

All four sub-advisers contributed to the Fund’s outperformance. Ares’ focus on bank loans was a meaningful contributor to performance. For Schroders and Manulife, non-agency mortgages and home-equity securitizations were meaningful contributors. Wellington’s focus on consumer-related ABS sectors and high-quality CLOs added to relative performance.

The Fund used to-be-announced (“TBA”) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

30	SEI Institutional Investments Trust / Annual Report / May 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Opportunistic Income Fund, Class A	3.36%	2.94%	2.67%	1.38%	0.93%
ICE BofAML 3-Month LIBOR Constant Maturity Index	1.42%	0.87%	0.62%	0.73%	1.30%

Comparison of Change in the Value of a $100,000 Investment in the Opportunistic Income Fund, Class A, versus the ICE BofAML 3-Month LIBOR Constant Maturity

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: Jennison Associates LLC; Metropolitan West Asset Management LLC; Wells Capital Management Incorporated; and Western Asset Management Company. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 0.18%. The Fund’s primary benchmark—the Bloomberg Barclays U.S. Aggregate Bond Index—returned -0.37%.

IV. Fund Attribution

U.S. Treasury yields increased across the curve during the fiscal year as a combination of policy, fundamental and political events influenced the markets. As noted in the shareholder letter, short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates three times during the reporting period. Yields rose over the second half of the fiscal year after tax reform passed, lowering the corporate income tax rate from 35% to 21%, along with an increase in budgetary spending. As a result, both an increase in growth and inflation expectations drove a rise in bond yields.

10-year U.S. Treasury yields declined to a low of nearly 2.04% in early September, before increasing on improved growth and inflation expectations to almost 3.12% and ending the fiscal year up almost 65 basis points at 2.86%.

While fixed-income absolute returns were challenged in the face of rising rates, all spread sectors generated positive excess returns relative to comparable Treasury bonds. Investors remained focused on yield in a still relatively low-yielding environment and paid attention to improved economic growth, which enabled lower-quality investment-grade bonds and corporate bonds to post the highest excess returns.

Mortgages and asset-backed securities (“ABS”) benefited from increasing home prices, driven by low unemployment and gradually improving wages. Traditional brick and mortar retailers continued to face headwinds from online alternatives; however, commercial mortgage-backed securities (“CMBS”) were buffered by expanding economic growth and outperformed while higher-quality tranches underperformed lower-quality tranches.

The Fund’s yield-curve flattening bias, through an overweight to the long end of the yield curve and underweight to the short end, enhanced relative performance as short-term yields increased approximately twice as much as long-term yields. Duration positioning was kept close to that of the benchmark, and its impact was minimal. The ABS sector continued to be supported by a resilient consumer and gradually improving wages, so the Fund’s overweight was additive. Concerns in the sub-prime auto space remained during the fiscal period; the Fund was underweight and found better valuations in other sectors. Rising home prices and low unemployment rates supported the non-agency mortgage market, and the Fund’s allocation was favorable. Corporate bonds outperformed, and the Fund maintained a small overweight, especially to bonds in the financial sector, which contributed to results.

The financial sector benefited from stronger capital ratios, the hope for higher yields and the belief that a new administration would reevaluate the most onerous provisions of recent regulations. Subtracting from performance was the Fund’s selection in the industrial sector as bonds rallied with the improvement in economic growth and commodity prices during the year.

Western and Jennison both generated positive relative returns as a result of their yield-curve flattening biases. Non-agency mortgage holdings by Western and MetWest were contributors. Overweights to ABS and CMBS by Wells were beneficial. Jennison’s and MetWest’s more conservative corporate bond positioning held back relative returns. MetWest’s shorter-duration posture was additive as yields rose over the second half of the year.

The Fund utilized U.S. Treasury futures and interest-rate swaps to assist in managing the duration and yield positioning of the Fund. Currency forward contracts were used to manage currency exposures within the Fund. The Treasury futures and interest-rate swap positions had a limited impact on performance since they were used mainly for risk management purposes. The

32	SEI Institutional Investments Trust / Annual Report / May 31, 2018

currency forward positions had a limited effect, as the dollar weakened early and then strengthened later in the fiscal period.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Core Fixed Income Fund, Class A	0.18%	1.88%	2.55%	4.85%	5.68%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.37%	1.39%	1.98%	3.72%	5.19%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A, versus the Bloomberg Barclays U.S. Aggregate Bond Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower

SEI Institutional Investments Trust / Annual Report / May 31, 2018	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: Ares Management LLC; Benefit Street Partners LLC; Brigade Capital Management, LLC; J.P. Morgan Investment Management Inc.; and T. Rowe Price Associates, Inc. SIMC also directly manages a portion of the Fund. During the fiscal year, T. Rowe Price Associates, Inc. was added to the Fund.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 3.59%. The Fund’s primary benchmark—the ICE BofAML U.S. High Yield Constrained Index—returned 2.29%.

IV. Fund Attribution

The Fund outperformed its benchmark during the fiscal year in an environment that saw collateralized loan obligations (“CLO”) generate strong performance as CLO debt spreads contracted meaningfully and CLO equity benefited from a low-default climate. Within the energy sector, the price environment for domestic natural gas was soft due to the abundance of supply the market faced from additional infrastructure coming online. Bullish expectations of a steepening yield-curve environment were thwarted as longer-term expectations for growth and inflation fell, and the yield-curve flattened to a post-recession low, as noted in the shareholder letter.

The Fund benefited from an overweight to structured credit as the Fund’s allocation was concentrated in lower-rated debt and equity, which were easily the best-performing segments of the CLO market. Security selection within healthcare and an underweight to and selection within retail also contributed to Fund outperformance. An overweight to and selection within media detracted, as did an underweight to and selection within energy, as well as security selection within the services sector.

All sub-advisers within the Fund outperformed the Fund’s benchmark during the fiscal year. Ares was the top performer, thanks to overweights to and selection within both healthcare and energy, while selection within the telecommunication services and basic industries sectors detracted. J.P. Morgan was the second-best performer, supported by strong security selection within the healthcare, automotive and services sectors, while overweights to the telecommunications, media and consumer goods sectors all detracted.

Benefit Street and Brigade both benefited from security selection within the telecommunications services sector. Brigade also benefited from selection within healthcare and retail, while an overweight to and selection within media detracted, as did an underweight to and selection within energy. Benefit Street received a tailwind from an overweight to and selection within energy, as well as selection within basic industry, while selection within the technology and healthcare sectors provided headwinds.

The Fund used derivatives throughout the one-year period ending May 31, 2018 as a way to manage duration, yield-curve positioning, and spread duration in an efficient manner. Credit-related derivatives were used for this purpose and they had a positive impact on overall Fund performance.

34	SEI Institutional Investments Trust / Annual Report / May 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
High Yield Bond Fund, Class A	3.59%	5.25%	5.22%	8.25%	7.72%
ICE BofAML U.S. High Yield Constrained Index	2.29%	4.90%	4.88%	7.78%	7.46%

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A, versus the ICE BofAML U.S. High Yield Constrained Index

¹

For the year ended May 31, 2018. Past performance is no indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Long Duration Fund

I. Objective

The Long Duration Fund (the “Fund”) seeks return characteristics similar to those of high- quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: Income Research & Management; Jennison Associates LLC; Legal & General Investment Management America Inc.; and Metropolitan West Asset Management LLC. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 0.92%. The Fund’s primary benchmark—the Bloomberg Barclays Long U.S. Government/Credit Index—returned 0.59%.

IV. Fund Attribution

U.S. Treasury yields increased across the curve during the fiscal year as a combination of policy, fundamental and political events influenced the markets. As noted in the shareholder letter, short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates three times during the reporting period. Yields rose over the second half of the fiscal year after tax reform passed, lowering the corporate income tax rate from 35% to 21%, along with an increase in budgetary spending. As a result, both an increase in growth and inflation expectations drove a rise in bond yields.

While fixed-income absolute returns were challenged in the face of rising rates, all spread sectors generated positive excess returns relative to comparable Treasury bonds. Investors remained focused on yield in a still relatively low-yielding environment and paid attention to improved economic growth, which enabled lower-quality investment-grade bonds and corporate bonds to post the highest excess returns.

The Fund’s relative returns benefited from an overweight to corporate bonds; the Fund gradually reduced its position through the fiscal year as corporate bonds outperformed. Security selection within electric utilities, financials and communications benefited relative returns. Subtracting from relative performance was the Fund’s overweight to finance companies, which underperformed, and underweights to technology, basics and consumer cyclical.

Over the full 12-month period, sub-advisers Jennison Associates, Income Research & Management, Metropolitan West Asset Management and Legal & General Investment Management America outperformed the benchmark.

Jennison benefited from its curve-flattener position, an overweight to and selection within electric utilities and also security selection within banking. However, an underweight to and selection within industrials (particularly consumer non-cyclical, basics and technology) detracted.

MetWest benefited from its short duration positioning, and security selection within the financials and utilities sectors, while an underweight to the industrials sector (particularly basics, energy and consumer cyclical) detracted.

Legal & General outperformed the benchmark, driven by selection in electric utilities and industrials (particularly communications and transportation). However, selection within taxable munis and an overweight to the financials sector mitigated performance.

Income Research & Management outperformed, supported by an overweight to and selection within electric utilities and selection within taxable munis, while an overweight to finance companies and underweight to basic materials both detracted.

Derivatives were used on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had a slightly negative impact on performance.

36	SEI Institutional Investments Trust / Annual Report / May 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Long Duration Fund, Class A	0.92%	3.81%	4.70%	6.85%	5.47%
Bloomberg Barclays Long U.S. Government/ Credit Index	0.59%	3.26%	4.27%	6.90%	6.44%
60/40 Hybrid of the Bloomberg Barclays Long U.S. Credit & Bloomberg Barclays Long U.S. Government Index	0.60%	3.30%	4.33%	7.00%	6.45%
Bloomberg Barclays Long U.S. Credit Index	0.90%	4.09%	4.59%	7.37%	6.47%
Bloomberg Barclays Long U.S. Government Index	0.10%	2.03%	3.83%	6.17%	6.21%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Fund, Class A, versus the Bloomberg Barclays Long U.S. Government/Credit Index, the 60/40 Hybrid of the Bloomberg Barclays Long U.S. Credit & Bloomberg Barclays Long U.S. Government Index

1

For the year ended May 31, 2018. Past performance is no indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/40 Blended Benchmark, which consists of the Barclays U.S. Long Credit Index and the Barclays U.S. Long Government Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	37

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Long Duration Credit Fund

I. Objective

The Long Duration Credit Fund (the “Fund”) seeks return characteristics similar to those of high-quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: Income Research & Management; Jennison Associates LLC; Legal & General Investment Management America Inc.; Logan Circle Partners, L.P.; and Metropolitan West Asset Management LLC. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 0.64%. The Fund’s primary benchmark—the Bloomberg Barclays Long A+ U.S. Credit Index—returned 0.67%.

IV. Fund Attribution

U.S. Treasury yields increased across the curve during the fiscal year as a combination of policy, fundamental and political events influenced the markets. As noted in the shareholder letter, short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates three times during the reporting period. Yields rose over the second half of the fiscal year after tax reform passed, lowering the corporate income tax rate from 35% to 21%, along with an increase in budgetary spending. As a result, both an increase in growth and inflation expectations drove a rise in bond yields.

10-year U.S. Treasury yields declined to a low of nearly 2.04% in early September, before increasing on improved growth and inflation expectations to almost 3.12% and ending the fiscal year up nearly 65 basis points at 2.86%. 30-year Treasury yields rose by 15 basis points to end at 3.03%. The magnitude of the increase in yields during the fiscal year challenged absolute fixed-income returns, which were slightly positive to slightly negative for the year. The Fund’s yield-curve flattening bias, through an overweight to the long-end of the yield curve and underweight to the short-end, enhanced relative performance as short-term yields increased approximately twice as much as long-term yields. Duration positioning was kept close to that of the benchmark and had minimal impact.

While fixed-income absolute returns were challenged in the face of rising rates, all spread sectors generated positive excess returns relative to comparable Treasury bonds. Investors remained focused on yield in a still relatively low-yielding environment and paid attention to improved economic growth, which enabled lower-quality investment-grade bonds and corporate bonds to post the highest excess returns.

The Fund benefited from its allocation to BBB corporates, as well as security selection within corporates (particularly banking and insurance). The Fund also benefited from selection within industrials, particularly communications and energy. Detracting from performance was an underweight and security selection to taxable municipals and an allocation to nominal Treasurys.

Over the full 12-month period, sub-advisers Logan Circle Partners, Income Research & Management, Jennison Associates, Legal & General Investment Management America and Metropolitan West Asset Management outperformed the benchmark.

Metropolitan Asset was the top performer and benefited from an overweight to BBB rated bonds and selection in financials and electric utilities. An underweight to industrials detracted.

Logan Circle Partners benefited from selection within financials (particularly banking and insurance) and industrials (particularly communications and consumer cyclical), while an underweight to taxable munis and an allocation to nominal Treasurys detracted.

Income Research & Management benefited from selection within financials (mainly insurance) and electric utilities. However, an underweight to taxable munis detracted.

Derivatives were used on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had a negligible impact on performance.

38	SEI Institutional Investments Trust / Annual Report / May 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized
	One Year	3 Year	Inception
	Return	Return	to Date
Long Duration Credit Fund, Class A	0.64%	4.18%	4.79%
Bloomberg Barclays Long A+ U.S. Credit Index	0.67%	4.06%	4.21%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Credit Fund, Class A, versus the Bloomberg Barclays Long A+ U.S. Credit Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 6/29/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	39

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Duration Fund (the Fund) seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: Logan Circle Partners, L.P.; and Wellington Management Company, LLP. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 1.70%. The Fund’s primary benchmark—the Bloomberg Barclays Short U.S. Treasury 9-12 Month Index—returned 1.02%.

IV. Fund Attribution

Fixed-income absolute returns were challenged during the fiscal year as the Federal Reserve raised interest rates three times in 25-basis-point increments. As noted in the shareholder letter, short-term rates rose by a greater magnitude than long-term rates. Yields rose over the second half of the fiscal year after tax reform passed, lowering the corporate income tax rate from 35% to 21%, along with an increase in budgetary spending. As a result, both an increase in growth and inflation expectations drove a rise in bond yields. The three-month London interbank offered rate rose nearly 110 basis points during the fiscal year to end the period at 2.32%. The demand for yield at the front end of the yield curve remained robust; yields in other short-term government bonds drove low or negative returns and provided the environment for non-government sector outperformance.

The most significant contributors to benchmark-relative performance were allocations to corporates, specifically financials and industrials, asset-backed securities (“ABS”) and non-agency mortgage-backed securities (“MBS”).

Within corporates, overweights to banking, consumer cyclical and consumer non-cyclical added to relative performance. Within the ABS sector, auto-loan securitizations were the most significant contributor to performance as the U.S. auto market exhibited continued strength. Non-agency MBS benefited from the strengthening housing market and a robust technical backdrop. A small cash allocation slightly detracted from relative returns during the period.

Both sub-advisers contributed to the Fund’s relative performance. Wellington’s focus on banking names within the financial sector, non-agency MBS and autos within the ABS sector contributed most to performance. Logan Circle generated outperformance across a number of sectors, including banking, consumer cyclical and non-cyclical industries. Both managers had a small cash allocation that detracted from relative performance.

The Fund used Treasury futures to manage duration, yield-curve and market exposures effectively. None of these had a meaningful impact on the Fund’s performance.

40	SEI Institutional Investments Trust / Annual Report / May 31, 2018

AVERAGE ANNUAL TOTAL RETURN
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Ultra Short Duration Bond Fund, Class A	1.70%	1.49%	1.26%	1.33%
Bloomberg Barclays Short U.S. Treasury 9-12 Month Index	1.02%	0.69%	0.51%	0.46%

Comparison of Change in the Value of a $100,000 Investment in the Ultra Short Duration Bond Fund, Class A, versus the Bloomberg Barclays Short U.S. Treasury 9-12 Month Index

[1]

For the year ended May 31, 2018. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	41

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: Investec Asset Management Ltd.; Neuberger Berman Fixed Income LLC; and Stone Harbor Investment Partners LP. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares outperformed the J.P. Morgan EMBI Global Diversified Index (the “Index”), returning 1.22% versus the Index return of -0.56%.

IV. Fund Attribution

Emerging-market debt (“EMD”) denominated in external currencies, according to the J.P. Morgan EMBI Global Diversified Index, returned -0.56% during the Fund’s fiscal year, whereas local-currency EMD, according to the J.P. Morgan GBI-EM Global Diversified Index, returned 1.01%, in U.S. dollar terms.

The Federal Reserve (“Fed”) hiked the federal-funds rate three times during the period, as noted in the shareholder letter, taking the targeted range from 0.75%-1.00% to 1.50%-1.75%. Although one might have expected higher U.S. rates to push emerging-market (“EM”) yields higher as well, EMD performed well during most of the fiscal year; strong EM fundamentals, coupled with attractive valuations, made EM rates resilient in the face of U.S. rate hikes.

A number of EM central banks, including Brazil, Russia and Colombia, cut rates during the fiscal period, even as the Fed hiked its target rate multiple times. The U.S. 10-year Treasury rate rose 62 basis points during the fiscal year. At the same time, hard-currency spreads tightened by one basis point, and local yields, according to the J.P. Morgan GBI-EM Global Diversified Index, fell 28 basis points. A rebound in commodity prices also supported EMD, as many EM economies rely on exports. Further, for most of the fiscal year, the protectionist ‘America First’ trade rhetoric coming from the Trump administration had calmed down.

In the last few months of the fiscal year, several factors led to a flight to quality and away from EMD. The U.S. 10-year Treasury yield rose nine basis points, while local yields rose 41 basis points, and hard currency sovereign spreads widened 40 basis points. Trump reignited global trade fears as he ramped up rhetoric against U.S. trade partners. Steel and aluminum tariffs against U.S. trading partners stoked concerns about a worldwide ‘trade war.’ The Italian parliament was thrown into uncertainty when the Italian president denied the majority’s proposed coalition. Two antiestablishment parties proposed a ruling coalition that many feared would potentially lead Italy to leave the European Union. This, coupled with higher, more attractive rates in the United States, caused a flight to quality in which investors piled out of assets like EMD and into assets like U.S. Treasurys.

This, in part, strengthened the U.S. dollar, further devaluing EM currencies already hurt by outflows. The flight to quality also punished crowded ‘consensus’ trades, such as Argentinian debt and its currency, which had been popular over the past year. In each of the last two months of the period, the foreign exchange component of the local benchmark returned -2.85% and -3.63%, respectively, erasing most of the gains made in the first 10 months of the year.

The Fund outperformed its benchmark during the fiscal year. An overweight to Mexican hard- and local-currency assets throughout 2017 benefited as Mexican assets outperformed. The position was pared back in 2018, mitigating the eventual selloff’s impact on Fund performance. An overweight to the Egyptian pound benefited as it strengthened against the U.S. dollar during the period. An underweight to Russian hard-currency debt also benefited the Fund, as did security selection within Argentinian hard-currency debt.

Security selection within South African and Brazilian local-currency debt hurt Fund performance, as did overweights to Turkish local-currency and Venezuelan debt.

Each of the Fund’s sub-advisers outperformed relative to the Fund’s benchmark. Investec outperformed, driven by overweights to the Egyptian pound and Malaysian local-currency debt, as well as security selection within Russian local-currency debt, while security selection within South African local-currency debt, an underweight to Mexican local-currency debt and an overweight to Argentina during the selloff detracted. Neuberger outperformed the Fund benchmark and benefited from security selection within Indonesian hard-currency debt, an underweight to Venezuelan debt and security

42	SEI Institutional Investments Trust / Annual Report / May 31, 2018

selection within Argentinian hard-currency debt. However, an overweight to Chinese local-currency debt, security selection around Mexican local-currency debt and South African security selection mitigated Fund performance. Stone Harbor also outperformed relative to the benchmark and benefited from an overweight to Ukrainian hard-currency debt, security selection within Argentina and an overweight to Russian local-currency debt, while overweights to Brazilian local-currency debt, Turkish local-currency debt and Venezuela detracted.

Currency forwards and interest-rate swaps are the primary derivatives used within the Fund to efficiently optimize active-currency and duration exposures. Currency forwards had a material impact on the Fund during the period as 50% of the benchmark is directly affected by foreign currencies. Positive and negative impacts differed on a country-to-country basis, depending on whether the forward increased or decreased currency exposure and whether the currency strengthened or weakened relative to the U.S. dollar.

AVERAGE ANNUAL TOTAL RETURN[1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class A	1.22%	3.71%	1.00%	5.50%	6.09%
50/50 Hybrid of the J.P. Morgan EMBI Global Diversified Index (broad based) and the J.P. Morgan GBI-EM Global Diversified Index	0.29%	3.59%	1.37%	4.77%	9.56%
J.P. Morgan EMBI Global Diversified Index (broad based)	-0.56%	4.50%	4.34%	6.67%	6.89%
J.P. Morgan GBI-EM Global Diversified Index	1.01%	2.53%	-1.66%	2.74%	5.14%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Market Debt Fund, Class A, versus a 50/50 Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index, and the J.P. Morgan GBI-EM Global Diversified Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 50/50 Blended Benchmark, which consists of the J.P. Morgan EMBI Global Diversified Index (broad based) and the J.P. Morgan GBI-EM Diversified Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	43

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund is directly managed by SEI Investments Management Corporation (“SIMC”). There were no manager changes made during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 0.48%. The Fund’s primary benchmark—the Bloomberg Barclays 1-5 Year U.S. TIPS Index—returned 0.52%.

IV. Fund Attribution

The Fund’s performance was within expectations as the Fund manager aims to replicate the performance of the Bloomberg Barclays 1-5 Year U.S. TIPS Index. As noted in the shareholder letter, expectations of expansionary fiscal policy in the U.S. and abroad led to widened breakeven inflation across the curve, presenting tailwinds to Treasury inflation-protected securities and contributing to performance.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Real Return Fund, Class A	0.48%	0.92%	0.42%	1.60%	2.71%
Bloomberg Barclays 1-5 Year U.S. TIPS Index	0.52%	1.01%	0.48%	1.70%	2.62%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class A, versus the Bloomberg Barclays 1-5 Year U.S. TIPS Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

44	SEI Institutional Investments Trust / Annual Report / May 31, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Limited Duration Bond Fund

I. Objective

The Limited Duration Bond Fund (the “Fund”) seeks preservation of capital and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: Logan Circle Partners, L.P. and Metropolitan West Asset Management LLC. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 0.81%. The Fund’s primary benchmark—the ICE BofAML 1-3 year U.S. Treasury Index—returned -0.06%.

IV. Fund Attribution

Fixed-income absolute returns were challenged during the fiscal year as the Federal Reserve raised interest rates three times in 25-basis-point increments. As noted in the shareholder letter, short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates three times during the reporting period. Yields rose over the second half of the fiscal year after tax reform passed, lowering the corporate income tax rate from 35% to 21%, along with an increase in budgetary spending. As a result, both an increase in growth and inflation expectations drove a rise in bond yields. The three-month London interbank offered rate rose nearly 110 basis points during the fiscal year to end the period at 2.32%. The demand for yield at the front end of the yield curve remained robust; yields in other short-term government bonds drove low or negative returns and provided the environment for non-government sector outperformance.

The Fund benefited from its short duration position and curve-flattening posture. The Fund also benefited from its overweight to corporates, particularly financials and industrials. The Fund benefited from overweights to non-agency mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). A cash allocation was a small detractor.

Both sub-advisers contributed to the Fund’s relative performance. Logan Circle benefited from its short duration position and an allocation to corporates

(particularly banking, consumer non-cyclical and consumer cyclical), an allocation to ABS (particularly auto), and an allocation to commercial mortgage-backed securities. MetWest also enhanced relative performance through its short duration posture, allocations to ABS (particularly student loans), non-agency residential MBS and banking. Both managers had small cash allocations that detracted from relative performance.

The Fund used Treasury futures to manage duration, yield-curve and market exposures effectively. None of these had a meaningful impact on the Fund’s performance. The Fund used to-be-announced (“TBA”) forward contracts to effectively manage market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae). None of these had a meaningful impact on the Fund’s performance.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Limited Duration Bond Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Limited Duration Bond Fund, Class A	0.81%	1.09%	1.11%
ICE BofAML 1-3 U.S. Treasury Index	-0.06%	0.40%	0.55%

Comparison of Change in the Value of a $100,000 Investment in the Limited Duration Bond Fund, Class A, versus the ICE BofAML 1-3 Year U.S. Treasury Index

¹

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 7/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

46	SEI Institutional Investments Trust / Annual Report / May 31, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Intermediate Duration Credit Fund

I. Objective

The Intermediate Duration Fund (the “Fund”) seeks current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: Income Research & Management; Legal & General Investment Management America Inc.; and Logan Circle Partners, L.P. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 0.14%. The Fund’s primary benchmark—the Bloomberg Barclays A+ U.S. Credit Index—returned -0.12%.

IV. Fund Attribution

U.S. Treasury yields increased across the curve during the fiscal year as a combination of policy, fundamental and political events influenced the markets. As noted in the shareholder letter, short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates three times during the reporting period. Yields rose over the second half of the fiscal year after tax reform passed, lowering the corporate income tax rate from 35% to 21%, along with an increase in budgetary spending. As a result, both an increase in growth and inflation expectations drove a rise in bond yields.

10-year U.S. Treasury yields declined to a low of nearly 2.04% in early September, before increasing on improved growth and inflation expectations to almost 3.12% and ending the fiscal year up almost 65 basis points at 2.86%. 30-year Treasury yields rose by 15 basis points to end at 3.03%. The magnitude of the increase in yields during the fiscal year challenged absolute fixed-income returns, which were slightly positive to slightly negative for the year. The Fund’s yield-curve flattening bias, through an overweight to the long-end of the yield curve and underweight to the short-end, enhanced relative performance as short-term yields increased approximately twice as much as long-term yields. Duration positioning was kept close to that of the benchmark and had minimal impact.

While fixed-income absolute returns were challenged in the face of rising rates, all spread sectors generated positive excess returns relative to comparable Treasury bonds. Investors remained focused on yield in a still relatively low-yielding environment and paid attention to improved economic growth, which enabled lower-quality investment-grade bonds and corporate bonds to post the highest excess returns.

The Fund benefited from its allocation to BBB corporates, as well as security selection within corporates (particularly industrials). The Fund also benefited from selection within financials (particularly brokerage and insurance). An allocation to nominal Treasurys and cash detracted from performance.

Over the full 12-month fiscal period, sub-advisers Logan Circle Partners, Income Research & Management and Legal & General Investment Management America outperformed the benchmark.

Logan Circle Partners benefited from its overweight to BBB corporate bonds and security selection within the energy and consumer cyclical sectors, while its allocation to nominal Treasurys and cash detracted from performance.

Income Research & Management also benefited from its overweight to BBB corporate bonds, as well as security selection within industrials (particularly communications and transportation), while its allocation to nominal Treasurys and cash detracted from performance.

Legal & General gained from its security selection within communications, consumer cyclical and utilities, while its allocation to nominal Treasurys and cash mitigated performance.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	47

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Intermediate Duration Credit Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized Three Year Return	Annualized Inception to Date
Intermediate Duration Credit Fund, Class A	0.14%	2.54%	1.94%
Bloomberg Barclays A+ U.S. Credit Index	-0.12%	2.14%	1.66%

Comparison of Change in the Value of a $100,000 Investment in the Intermediate Duration Credit Fund, Class A, versus the Bloomberg Barclays A+ U.S. Credit Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 3/31/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

48	SEI Institutional Investments Trust / Annual Report / May 31, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Investment Approach

The Fund is managed by a sub-adviser under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-adviser as of May 31, 2018: SSgA Funds Management, Inc. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 10.83%. The Fund’s primary benchmark—the S&P 500 Index—returned 14.38%.

IV. Fund Attribution

A majority of the Fund’s volatility is driven by strategic exposure to the S&P 500, which served as the most significant driver of the Fund’s return during the period. The S&P 500’s positive performance—noted in the shareholder letter—added to the positive aggregate performance of the Fund’s tactical trades, resulting in a positive absolute total return.

The largest detractors from relative performance were a relative value position that was long currency-hedged European equities against short U.S. equities, and a long U.S. large-cap value equities position against short U.S. large-cap growth equities. The European equity against U.S. equity position was initiated due to the belief that Europe was earlier in its economic cycle relative to the U.S. and should ultimately outperform the U.S. market over time. In early 2018, weaker data out of Europe resulted in underperformance, and the position was subsequently eliminated. The long U.S. value against short U.S. growth position was initiated on the belief that there should be some level of mean reversion between the two styles after meaningful recent outperformance of growth over value stocks. The momentum behind growth stocks continued into 2018 and detracted from performance. Another detractor from performance was a long Indian rupee against short Korean won, Taiwan dollar and Singapore dollar position. This position was initiated as a hedge against China using closely-related currencies as a proxy for Chinese exposure. As risks of a Chinese hard landing receded, the position was eliminated. Another detractor from performance was long Japanese equity against short U.S. equity position that was maintained due to perceived relative value in Japanese equities compared to U.S. equities.

A position in the Bloomberg Commodity Index through a total-return swap modestly detracted from relative performance. This position was in the Fund for less than one month during the measurement period.

Several long option trades—on the S&P 500—had been entered as hedges in the portfolio. They have all expired worthless, detracting a nominal amount from performance. A long U.S. dollar against short Saudi riyal foreign-currency trade, predicated on the latter country’s potential geopolitical risks, also detracted a nominal amount from the portfolio.

Derivatives are used to obtain the Fund’s tactical exposures. In the past year, these have included futures, foreign-currency forward contracts, options and total-return swaps. The use of derivatives had a material impact on performance since all active trades are implemented through their use.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	49

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Dynamic Asset Allocation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN¹
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Dynamic Asset Allocation Fund, Class A	10.83%	9.60%	13.21%	13.71%
S&P 500 Index	14.38%	10.97%	12.98%	14.53%

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 7/30/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

50	SEI Institutional Investments Trust / Annual Report / May 31, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2018 (Unaudited)

Multi-Asset Real Return Fund

I. Objective

The Multi-Asset Real Return Fund (the Fund) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2018: AllianceBernstein L.P.; Cohen & Steers Capital Management, Inc.; Columbia Management Investments; and QS Investors, LLC. During the year, Columbia Management Investments was added to the Fund.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2018, the Fund’s Class A shares returned 1.45%. The Fund’s primary benchmark—the Bloomberg Barclays 1-5 Year U.S. TIPS Index—returned 0.52%.

IV. Fund Attribution

The Fund’s exposure to commodities and U.S. Treasury inflation-protected securities (“TIPS”) contributed to Fund performance during the fiscal year. Strength in the energy sector and industrial metals drove favorable performance in the commodities market, as noted in the shareholder letter. U.S. TIPS were modestly positive over the period. The equity long/short strategy detracted from performance during the period due to unfavorable sector positioning.

QS Investors’ equity long/short strategy detracted from relative performance. Alliance Bernstein manages the U.S. TIPS portion of the Fund, which contributed to relative performance. Sector rotation and selection in investment-grade credit and securitized sectors were the main contributors. Cohen & Steers managed the commodities allocation over the majority of the period and underperformed its respective commodity benchmark. Columbia Management Investments was added to the Fund late in the fiscal period to manage a portion of the commodity allocation. Columbia Management Investment’s performance did not have a meaningful impact on Fund performance over the measurement period.

The Fund used equity-index futures to hedge broad equity-market exposure, bond futures and interest-rate swaps to hedge duration, and commodity futures to obtain diversified strategic exposure to commodities. While the equity-index futures detracted from performance, and bond futures and interest-rate swap positions were mixed, they provided the intended hedging exposures. The exposure obtained via commodity futures contributed to total return.

AVERAGE ANNUAL TOTAL RETURN¹
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Asset Real Return Fund, Class A	1.45%	-0.89%	-1.35%	-2.08%
Bloomberg Barclays 1-5 Year U.S. TIPS Index	0.52%	1.01%	0.48%	0.42%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Real Return Fund, Class A, versus the Bloomberg Barclays 1-5 Year U.S. TIPS Index

[1]

For the year ended May 31, 2018. Past performance is not an indication of future performance. Class A shares were offered beginning 7/29/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	51

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock — 97.6%

Consumer Discretionary — 13.7%
Amazon.com Inc *	1.2%	9,885	$16,109
Dollar General Corp	1.2	189,135	16,546
Lear Corp	0.6	41,504	8,218
Lowe’s Cos Inc	1.1	161,714	15,364
Omnicom Group Inc (A)	0.6	112,713	8,124
TJX Cos Inc/The	0.6	87,838	7,933
Other Securities (A)	8.4		115,581
			187,875

Consumer Staples — 7.7%
CVS Health Corp	0.7	157,469	9,982
JM Smucker Co/The (A)	0.8	101,406	10,901
Kroger Co/The	0.8	444,244	10,808
PepsiCo Inc	0.9	123,719	12,403
Philip Morris International Inc	0.6	110,101	8,757
Other Securities (A)	3.9		53,095
			105,946

Energy — 5.2%
Chevron Corp	1.0	113,845	14,151
Exxon Mobil Corp	0.6	95,214	7,735
Occidental Petroleum Corp	0.9	142,347	11,986
Valero Energy Corp	0.8	92,536	11,215
Other Securities	1.9		26,551
			71,638

Financials — 16.7%
Aflac Inc	1.0	316,824	14,276
Bank of America Corp	0.9	433,387	12,586
Citigroup Inc	0.7	148,647	9,913
CME Group Inc, Cl A	1.0	81,190	13,226
JPMorgan Chase & Co	1.1	139,122	14,887
Marsh & McLennan Cos Inc	0.7	118,348	9,512
Moody’s Corp	1.0	80,058	13,655
MSCI Inc, Cl A	0.6	49,526	8,051
State Street Corp	0.8	112,714	10,833
US Bancorp	0.6	152,862	7,642

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)
Other Securities ‡(A)(B)	8.3%		$113,901
			228,482

Health Care — 15.2%
Abbott Laboratories	1.0	212,553	13,078
AmerisourceBergen Corp	0.6	102,991	8,460
Amgen Inc	1.3	97,183	17,456
Becton Dickinson and Co	0.7	41,594	9,217
Johnson & Johnson	1.9	217,520	26,020
Merck & Co Inc	0.9	210,425	12,527
Pfizer Inc	0.8	308,816	11,096
UnitedHealth Group Inc	1.8	101,688	24,559
Other Securities (A)	6.2		84,857
			207,270

Industrials — 9.1%
3M Co	0.9	60,135	11,860
Boeing Co/The	0.6	24,742	8,713
FedEx Corp	0.7	37,652	9,380
WW Grainger Inc (A)	0.9	39,455	12,191
Other Securities (A)	6.0		81,759
			123,903

Information Technology — 22.1%
Alphabet Inc, Cl A *	1.3	16,608	18,269
Alphabet Inc, Cl C *	0.5	5,883	6,383
Apple Inc	1.3	95,586	17,862
Automatic Data Processing Inc	0.6	66,529	8,650
Cisco Systems Inc	0.9	303,413	12,959
Facebook Inc, Cl A *	0.7	52,725	10,112
Intel Corp	0.9	220,935	12,196
Mastercard Inc, Cl A	1.3	94,447	17,956
Microchip Technology Inc (A)	0.7	90,950	8,857
Microsoft Corp	2.2	310,535	30,693
Oracle Corp	0.7	191,464	8,945
PayPal Holdings Inc *	0.8	132,926	10,909
Visa Inc, Cl A	0.6	67,012	8,760
Other Securities (A)	9.6		130,494
			303,045

Materials — 4.1%
Other Securities	4.1		55,852

Real Estate — 1.4%
Other Securities ‡(A)	1.4		19,038

Telecommunication Services — 0.7%
Other Securities	0.7		9,382

Utilities — 1.7%
Exelon Corp	0.6	205,600	8,510
Other Securities	1.1		14,745
			23,255
Total Common Stock (Cost $1,055,497) ($ Thousands)			1,335,686

52	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 4.5%
SEI Liquidity Fund, L.P.
1.870% **†(C)	4.5%	61,120,359	$61,123

Total Affiliated Partnership (Cost $61,120) ($ Thousands)			61,123

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 3.1%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	3.1%	42,140,162	$42,140

Total Cash Equivalent (Cost $42,140) ($ Thousands)			42,140

Total Investments in Securities — 105.2% (Cost $1,158,757)($ Thousands)			$1,438,949

A list of the open futures contracts held by the Fund at May 31, 2018, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)

S&P 500 Index E-MINI	2	Jun-2018	$263	$270	$7
S&P Mid Cap 400 Index E-MINI	1	Jun-2018	186	195	9
			$449	$465	$16

Percentages are based on a Net Assets of $1,368,392 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2018.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018, was $59,401 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $1,614 ($ Thousands), or 0.0% of Net Assets (See Note 2).
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $61,124 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,335,686	$–	$–	$1,335,686
Affiliated Partnership	–	61,123	–	61,123
Cash Equivalent	42,140	–	–	42,140

Total Investments in Securities	$1,377,826	$61,123	$–	$1,438,949

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$16	$—	$—	$16

Total Other Financial Instruments	$16	$—	$—	$16

*Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	53

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2018	Dividend Income
SEI Liquidity Fund, L.P.	$37,873	$287,231	$(263,984)	$(2)	$5	$61,123	$77
SEI Daily Income Trust, Government Fund, CI F	97,600	681,562	(737,022)	—	—	42,140	635

Totals	$135,473	$968,793	$(1,001,006)	$(2)	$5	$103,263	$712

The accompanying notes are an integral part of the financial statements.

54	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Disciplined Equity Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK‡‡ — 98.4%

Consumer Discretionary — 12.0%
Amazon.com Inc *	2.2%	40,729	$66,373
Comcast Corp, Cl A	1.1	1,041,418	32,471
Lowe’s Cos Inc	0.6	180,017	17,103
Ross Stores Inc	0.5	201,712	15,911
Other Securities (A)	7.6		232,304
			364,162

Consumer Staples — 5.0%
Mondelez International Inc, Cl A	0.6	426,869	16,763
PepsiCo Inc	1.0	296,704	29,745
Other Securities	3.4		104,278
			150,786

Energy — 6.9%
Chevron Corp	0.7	172,087	21,390
Exxon Mobil Corp	0.5	188,449	15,310
Marathon Petroleum Corp	0.8	315,333	24,921
Suncor Energy Inc	0.6	475,643	18,921
Valero Energy Corp	0.7	184,766	22,394
Other Securities (A)(B)	3.6		105,672
			208,608

Financials — 15.5%
Bank of America Corp	1.1	1,130,550	32,831
Berkshire Hathaway Inc, Cl B *	0.9	144,860	27,745
Capital One Financial Corp	0.8	267,263	25,123
Citigroup Inc	0.6	276,911	18,467
CME Group Inc, Cl A	0.6	117,875	19,202
Intercontinental Exchange Inc	0.5	215,511	15,278
JPMorgan Chase & Co	2.3	652,432	69,817
US Bancorp	0.6	348,399	17,416
Wells Fargo & Co	0.6	315,189	17,017
Other Securities ‡(A)(B)	7.5		226,407
			469,303

Health Care — 13.9%
Abbott Laboratories	1.0	472,615	29,080

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Agilent Technologies Inc	0.6%	280,162	$17,348
Celgene Corp *	0.5	212,126	16,690
Danaher Corp	0.5	165,159	16,397
Gilead Sciences Inc	0.7	302,585	20,394
Merck & Co Inc	0.9	475,770	28,323
UnitedHealth Group Inc	1.9	243,721	58,861
Zoetis Inc, Cl A	0.6	202,738	16,969
Other Securities (A)	7.2		217,986
			422,048

Industrials — 9.5%
Honeywell International Inc	0.7	149,476	22,109
Lockheed Martin Corp	0.9	83,121	26,145
Other Securities (A)	7.9		239,689
			287,943

Information Technology — 25.1%
Adobe Systems Inc *	0.6	75,175	18,740
Alphabet Inc, Cl A *	0.6	17,755	19,530
Alphabet Inc, Cl C *	0.9	24,861	26,974
Amdocs Ltd	0.5	246,119	16,603
Apple Inc	2.8	453,550	84,755
Applied Materials Inc	0.8	495,469	25,160
Cisco Systems Inc	1.0	673,434	28,762
Facebook Inc, Cl A *	2.1	338,714	64,959
Microsoft Corp	3.7	1,135,538	112,237
Motorola Solutions Inc	0.6	160,710	17,251
NVIDIA Corp	0.8	91,182	22,995
Oracle Corp	1.0	668,884	31,250
Visa Inc, Cl A	0.5	124,300	16,248
Western Digital Corp	0.5	179,531	14,993
Other Securities (A)	8.7		262,474
			762,931

Materials — 4.3%
Air Products & Chemicals Inc	0.6	117,681	18,995
DowDuPont Inc	0.6	283,561	18,179
Freeport-McMoRan Inc, Cl B	0.6	1,022,372	17,278
LyondellBasell Industries
NV, Cl A	0.5	147,343	16,520
Other Securities	2.0		58,162
			129,134

Real Estate — 2.2%
Crown Castle International Corp ‡	0.5	153,770	16,015
Other Securities ‡	1.7		51,811
			67,826

Telecommunication Services — 1.8%
Verizon Communications Inc	1.4	900,951	42,949
Other Securities	0.4		12,504
			55,453

Utilities — 2.2%
NextEra Energy Inc	0.5	94,338	15,642

SEI Institutional Investments Trust / Annual Report / May 31, 2018	55

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Disciplined Equity Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	1.7%		$51,771
			67,413
Total Common Stock (Cost $2,511,692) ($ Thousands)			2,985,607

U.S. TREASURY OBLIGATION — 0.0%
Other Securities (C)	0.0		200

Total U.S. Treasury Obligation (Cost $200) ($ Thousands)			200

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 1.8%
SEI Liquidity Fund, L.P.
1.870% **†(D)	1.8%	54,445,961	$54,446
Total Affiliated Partnership (Cost $54,445) ($ Thousands)			54,446

CASH EQUIVALENT — 2.3%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	2.3	70,749,904	70,750

Total Cash Equivalent (Cost $70,750) ($ Thousands)			70,750

Total Investments in Securities — 102.5% (Cost $2,637,087) ($ Thousands)			$3,111,003

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized (Depreciation) (Thousands)
S&P 500 Index E-MINI	9	Jun-2018	$1,255	$1,217	$(38)

Percentages are based on a Net Assets of $3,033,957 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2018.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018, was $53,367 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $17,773 ($ Thousands), or 0.59% of Net Assets (See Note 2).
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $54,446 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,985,607	$–	$–	$2,985,607
U.S. Treasury Obligation	–	200	–	200
Affiliated Partnership	–	54,446	–	54,446
Cash Equivalent	70,750	–	–	70,750

Total Investments in Securities	$3,056,357	$54,646	$–	$3,111,003

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(38)	$—	$—	$(38)

Total Other Financial Instruments	$(38)	$—	$—	$(38)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

56	SEI Institutional Investments Trust / Annual Report / May 31, 2018

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value at 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2018	Dividend Income
SEI Liquidity Fund, L.P.	$24,078	$342,903	$(312,537)	$—	$2	$54,446	$105
SEI Daily Income Trust, Government Fund, Cl F	190,844	1,225,064	(1,345,158)	—	—	70,750	1,447

Totals	$214,922	$1,567,967	$(1,657,695)	$—	$2	$125,196	$1,552

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	57

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK††† — 98.9%

Consumer Discretionary — 12.9%
Amazon.com Inc *	2.5%	30,889	$50,337
Booking Holdings Inc *	0.4	3,732	7,870
Comcast Corp, Cl A	0.6	353,250	11,014
Home Depot Inc/The	0.8	90,015	16,792
McDonald’s Corp	0.5	60,680	9,709
Netflix Inc *	0.6	31,200	10,970
Walt Disney Co/The	0.6	114,472	11,387
Other Securities (A)	6.9		139,339
			257,418

Consumer Staples — 6.5%
Altria Group Inc	0.4	144,840	8,073
Coca-Cola Co/The	0.6	292,840	12,592
PepsiCo Inc	0.6	108,752	10,902
Philip Morris International Inc	0.5	117,968	9,383
Procter & Gamble Co/The	0.7	192,454	14,082
Walmart Inc	0.5	109,079	9,003
Other Securities (A)	3.2		65,413
			129,448

Energy — 6.1%
Chevron Corp	0.9	144,402	17,949
Exxon Mobil Corp	1.3	324,438	26,357
Other Securities (A)	3.9		77,497
			121,803

Financials — 14.1%
Bank of America Corp	1.1	731,163	21,233
Berkshire Hathaway Inc, Cl B *	1.4	147,200	28,193
Citigroup Inc	0.7	196,004	13,072
JPMorgan Chase & Co	1.4	264,334	28,286
SEI Investments Co †	0.0	10,042	641
Wells Fargo & Co	0.9	338,066	18,252
Other Securities ‡(A)	8.6		171,058
			280,735

Health Care — 12.8%
Abbott Laboratories	0.4	128,237	7,890

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
AbbVie Inc	0.6%	121,361	$12,007
Amgen Inc	0.5	54,758	9,836
Johnson & Johnson	1.3	206,309	24,679
Medtronic PLC	0.5	103,026	8,893
Merck & Co Inc	0.6	208,643	12,421
Pfizer Inc	0.8	451,522	16,223
UnitedHealth Group Inc	0.9	73,220	17,683
Other Securities (A)	7.2		144,833
			254,465

Industrials — 10.1%
3M Co	0.4	44,033	8,685
Boeing Co/The	0.8	42,491	14,964
General Electric Co	0.5	660,606	9,301
Honeywell International Inc	0.4	56,990	8,429
Union Pacific Corp	0.4	59,832	8,542
Other Securities (A)	7.6		151,694
			201,615

Information Technology — 25.10%
Adobe Systems Inc *	0.5	37,502	9,348
Alphabet Inc, Cl A *	1.2	22,729	25,002
Alphabet Inc, Cl C *	1.2	23,099	25,062
Apple Inc	3.6	389,425	72,772
Broadcom	0.4	30,632	7,721
Cisco Systems Inc	0.8	378,327	16,158
Facebook Inc, Cl A *	1.8	181,100	34,731
Intel Corp	1.0	360,258	19,886
International Business
Machines Corp	0.5	64,298	9,086
Mastercard Inc, Cl A	0.7	70,700	13,441
Microsoft Corp	2.9	575,100	56,843
NVIDIA Corp	0.6	44,056	11,110
Oracle Corp	0.5	221,820	10,363
Texas Instruments Inc	0.4	74,908	8,383
Visa Inc, Cl A	0.9	139,000	18,170
Other Securities (A)	8.1		160,337
			498,413

Materials — 3.2%
DowDuPont Inc	0.6	177,629	11,388
Other Securities (A)	2.6		51,984
			63,372

Real Estate — 3.6%
Other Securities ‡(A)	3.6		71,123

Telecommunication Services — 1.7%
AT&T Inc	0.8	469,451	15,173
Verizon Communications Inc	0.7	314,476	14,991
Other Securities (A)	0.2		3,746
			33,910

58	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 2.8%
Other Securities(B)	2.8%		$55,278

Total Common Stock (Cost $803,760) ($ Thousands)			1,967,580

U.S. TREASURY OBLIGATION — 0.1%
Other Securities (C)	0.1		1,999

Total U.S. Treasury Obligation (Cost $2,000) ($ Thousands)			1,999

AFFILIATED PARTNERSHIP — 2.2%
SEI Liquidity Fund, L.P.
1.870% **†(D)	2.2	44,401,031	44,400
Total Affiliated Partnership (Cost $44,401) ($ Thousands)			44,400

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	0.6	11,571,145	11,571
Total Cash Equivalent (Cost $11,571) ($ Thousands)			11,571
Total Investments in Securities — 101.8% (Cost $861,732) ($ Thousands)			$2,025,550

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
S&P 500 Index E-MINI	141	Jun-2018	$19,347	$19,074	$(273)
S&P Mid Cap 400 Index E-MINI	10	Jun-2018	1,955	1,947	(8)

			$21,302	$21,021	$(281)

Percentages are based on a Net Assets of $1,989,617 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2018.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
†††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018, was $42,866 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $3,249 ($ Thousands), or 0.2% of Net Assets (See Note 2).
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $44,400 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

SEI Institutional Investments Trust / Annual Report / May 31, 2018	59

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Index Fund (Concluded)

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,967,580	$–	$–	$1,967,580
U.S. Treasury Obligation	–	1,999	–	1,999
Affiliated Partnership	–	44,400	–	44,400
Cash Equivalent	11,571	–	–	11,571

Total Investments in Securities	$1,979,151	$46,399	$–	$2,025,550

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(281)	$—	$—	$(281)

Total Other Financial Instruments	$(281)	$—	$—	$(281)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation	Value 5/31/2018	Dividend Income
SEI Investment Co.	$653	$—	$(225)	$128	$85	$641	$8
SEI Liquidity Fund, L.P.	71,366	229,496	(256,460)	(2)	—	44,400	148
SEI Daily Income Trust, Government Fund, CI F	24,891	314,369	(327,689)	—	—	11,571	337

Totals	$96,910	$543,865	$(584,374)	$126	$85	$56,612	$493

The accompanying notes are an integral part of the financial statements.

60	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

S&P 500 Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK †† — 97.6%

Consumer Discretionary — 12.6%
Amazon.com Inc *	2.8%	72,460	$118,082
Booking Holdings Inc *	0.4	8,784	18,525
Comcast Corp, Cl A	0.6	834,348	26,015
Home Depot Inc/The	0.9	210,287	39,229
McDonald’s Corp	0.5	143,487	22,959
Netflix Inc *	0.7	78,079	27,453
Walt Disney Co/The	0.6	270,683	26,925
Other Securities (A)	6.1		256,361
			535,549

Consumer Staples — 6.8%
Altria Group Inc	0.4	341,883	19,057
Coca-Cola Co/The	0.7	691,257	29,724
PepsiCo Inc	0.6	255,978	25,662
Philip Morris International Inc	0.5	279,478	22,230
Procter & Gamble Co/The	0.8	453,967	33,217
Walmart Inc	0.5	261,183	21,558
Other Securities (A)	3.3		138,130
			289,578

Energy — 6.1%
Chevron Corp	1.0	344,078	42,769
Exxon Mobil Corp	1.5	763,500	62,027
Other Securities (A)	3.6		155,575
			260,371

Financials — 13.9%
Bank of America Corp	1.2	1,723,483	50,050
Berkshire Hathaway Inc, Cl B *	1.6	346,828	66,428
Citigroup Inc	0.7	462,757	30,861
JPMorgan Chase & Co	1.6	618,357	66,170
Wells Fargo & Co	1.0	790,748	42,692
Other Securities	7.8		333,888
			590,089

Health Care — 13.3%
Abbott Laboratories	0.4	313,148	19,268
AbbVie Inc	0.7	286,978	28,394
Amgen Inc	0.5	120,291	21,607

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Johnson & Johnson	1.4%	483,370	$57,821
Medtronic PLC	0.5	243,861	21,050
Merck & Co Inc	0.7	485,370	28,894
Pfizer Inc	0.9	1,072,135	38,522
UnitedHealth Group Inc	1.0	174,287	42,092
Other Securities (A)	7.2		308,832
			566,480

Industrials — 9.7%
3M Co	0.5	107,191	21,141
Boeing Co/The	0.8	99,591	35,072
General Electric Co	0.5	1,562,488	22,000
Honeywell International Inc	0.5	135,287	20,010
Union Pacific Corp	0.5	141,687	20,227
Other Securities (A)	6.9		293,329
			411,779

Information Technology — 25.3%
Adobe Systems Inc *	0.5	88,495	22,060
Alphabet Inc, Cl A *	1.4	53,741	59,115
Alphabet Inc, Cl C *	1.4	54,863	59,526
Apple Inc	4.0	914,646	170,920
Broadcom	0.4	73,859	18,618
Cisco Systems Inc	0.9	867,643	37,057
Facebook Inc, Cl A *	1.9	431,778	82,806
Intel Corp	1.1	843,052	46,536
International Business Machines Corp	0.5	154,151	21,783
Mastercard Inc, Cl A	0.7	166,247	31,607
Microsoft Corp	3.2	1,387,804	137,171
NVIDIA Corp	0.6	108,883	27,459
Oracle Corp	0.6	543,965	25,414
Texas Instruments Inc	0.5	176,983	19,806
Visa Inc, Cl A (A)	1.0	324,670	42,441
Other Securities (A)	6.6		277,394
			1,079,713

Materials — 2.8%
DowDuPont Inc	0.6	421,296	27,009
Other Securities (A)	2.2		91,158
			118,167

Real Estate — 2.7%
Other Securities ‡(A)	2.7		114,482

Telecommunication Services — 1.7%
AT&T Inc	0.8	1,105,743	35,738
Verizon Communications Inc	0.8	743,352	35,436
Other Securities	0.1		3,224
			74,398

Utilities — 2.7%
Other Securities (A)(B)	2.7		116,745

Total Common Stock (Cost $2,994,698) ($ Thousands)			4,157,351

SEI Institutional Investments Trust / Annual Report / May 31, 2018	61

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

S&P 500 Index Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.1%
Other Securities (D)	0.1%		$4,807

Total U.S. Treasury Obligation (Cost $4,807) ($ Thousands)			4,807

AFFILIATED PARTNERSHIP — 2.7%
SEI Liquidity Fund, L.P.
1.870%**†(C)	2.7	112,783,810	112,784

Total Affiliated Partnership (Cost $112,782) ($ Thousands)			112,784

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	1.8%	78,091,045	$78,091

Total Cash Equivalent (Cost $78,091) ($ Thousands)			78,091

Total Investments in Securities — 102.2% (Cost $3,190,378) ($ Thousands)			$4,353,033

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
S&P 500 Index E-MINI	812	Jun-2018	$112,323	$109,843	$(2,480)

Percentages are based on a Net Assets of $4,258,172 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2018.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018, was $109,471 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $7,497 ($ Thousands), or 0.2% of Net Assets (See Note 12).
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $112,784 ($ Thousands).
(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

PLC— Public Limited Company

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$4,157,351	$–	$–	$4,157,351
U.S. Treasury Obligation	–	4,807	–	4,807
Affiliated Partnership	–	112,784	–	112,784
Cash Equivalent	78,091	–	–	78,091

Total Investments in Securities	$4,235,442	$117,591	$–	$4,353,033

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(2,480)	$—	$—	$(2,480)

Total Other Financial Instruments	$(2,480)	$—	$—	$(2,480)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

62	SEI Institutional Investments Trust / Annual Report / May 31, 2018

The following is a summary of the transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2018	Dividend Income
SEI Liquidity Fund, L.P.	$108,741	$365,522	$(361,480)	$(2)	$3	$112,784	$130
SEI Daily Income Trust, Government Fund, CI F	87,243	931,156	(940,308)	—	—	78,091	986

Totals	$195,984	$1,296,678	$(1,301,788)	$(2)	$3	$190,875	$1,116

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	63

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund

† Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock — 97.9%

Consumer Discretionary — 13.1%
Domino’s Pizza Inc	0.2%	8,358	$2,102
Las Vegas Sands Corp	0.6	70,604	5,691
Lear Corp	0.2	12,971	2,568
Lululemon Athletica Inc *	0.2	18,400	1,933
NVR Inc *	0.2	640	1,914
Sirius XM Holdings Inc (A)	0.2	273,179	1,940
Tesla Inc *(A)	0.7	26,058	7,420
Wyndham Worldwide Corp	0.2	20,000	2,169
Yum China Holdings Inc	0.3	71,500	2,810
Other Securities ‡(A)	10.3		102,365
			130,912

Consumer Staples — 2.7%
Other Securities (A)	2.7		26,877

Energy — 4.8%
Cheniere Energy Inc *	0.3	39,565	2,636
Diamondback Energy Inc	0.2	18,975	2,291
HollyFrontier Corp	0.3	34,254	2,644
Targa Resources Corp	0.2	40,859	1,987
Other Securities (A)	3.8		38,435
			47,993

Financials — 15.6%
Ally Financial Inc	0.2	86,500	2,219
Annaly Capital Management Inc‡	0.2	223,915	2,335
East West Bancorp Inc	0.2	27,666	1,922
First Republic Bank/CA	0.3	31,143	3,102
Markel Corp *	0.3	2,643	2,900
SEI Investments Co †	0.2	25,919	1,653
TD Ameritrade Holding Corp	0.4	57,573	3,408
Other Securities ‡(A)(B)	13.8		138,099
			155,638

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)

Health Care — 10.8%
BioMarin Pharmaceutical Inc *	0.3%	33,846	$3,058
Teleflex Inc	0.3	8,902	2,378
WellCare Health Plans Inc *	0.2	8,566	1,899
Other Securities (A)	10.0		100,038
			107,373

Industrials — 13.7%
Copart Inc *	0.2	38,300	2,100
CoStar Group Inc *	0.3	6,863	2,616
IDEX Corp	0.2	15,041	2,086
Spirit AeroSystems Holdings Inc, Cl A	0.2	22,275	1,887
TransUnion	0.3	34,700	2,380
XPO Logistics Inc *	0.3	23,390	2,462
Other Securities (A)	12.2		122,848
			136,379

Information Technology — 19.8%
Arista Networks Inc*	0.3	10,400	2,616
Broadridge Financial Solutions Inc	0.3	22,697	2,620
CDW Corp/DE	0.2	28,900	2,313
Dell Technologies Inc, Cl V *	0.3	38,800	3,130
FleetCor Technologies Inc*	0.3	17,373	3,463
IAC/InterActiveCorp *	0.2	13,421	2,082
Keysight Technologies Inc *	0.2	36,800	2,162
Maxim Integrated Products Inc	0.3	54,604	3,203
NXP Semiconductors NV *	0.8	69,500	7,923
ON Semiconductor Corp *	0.2	81,800	2,056
Palo Alto Networks Inc *	0.4	17,333	3,607
PTC Inc *	0.2	22,490	1,940
ServiceNow Inc*	0.6	33,269	5,909
Splunk Inc *	0.3	27,284	3,023
Square Inc, Cl A *	0.3	47,100	2,744
SS&C Technologies Holdings Inc	0.2	37,318	1,900
Twitter Inc *	0.5	132,700	4,605
Workday Inc, Cl A *	0.3	26,489	3,469
Worldpay Inc, Cl A *	0.4	56,014	4,451
Other Securities (A)	13.5		134,112
			197,328

Materials — 5.3%
Celanese Corp, Cl A	0.3	26,292	2,969
Steel Dynamics Inc	0.2	44,837	2,216
Other Securities (A)	4.8		47,072
			52,257

Real Estate — 8.3%
Other Securities ‡(A)	8.3		82,140

Telecommunication Services — 0.8%
T-Mobile US Inc *	0.3	58,805	3,275
Other Securities (A)	0.5		5,085
			8,360

64	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)

Utilities — 3.0%
Other Securities (A)	3.0%		$29,448

Total Common Stock (Cost $728,752) ($ Thousands)			974,705

RIGHTS — 0.0%
Other Securities(C)	0.0		2

Total Rights (Cost $—) ($ Thousands)			2

U.S. TREASURY OBLIGATION — 0.1%
Other Securities (D)	0.1		1,295

Total U.S. Treasury Obligation (Cost $1,295) ($ Thousands)			1,295

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 13.4%
SEI Liquidity Fund, L.P.
1.870% **†(E)	13.4%	133,181,314	$133,184

Total Affiliated Partnership (Cost $133,180) ($ Thousands)			133,184

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	1.9	19,314,329	19,314

Total Cash Equivalent (Cost $19,314) ($ Thousands)			19,314

Total Investments in Securities — 113.3% (Cost $882,541)($ Thousands)			$1,128,500

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Russell 2000 Index E-MINI	110	Jun-2018	$8,677	$8,988	$311
S&P Mid Cap 400 Index E-MINI	64	Jun-2018	12,512	12,461	(51)
			$21,189	$21,449	$260

Percentages are based on a Net Assets of $996,135 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2018.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018, was $128,662 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $1,144 ($ Thousands), or 0.1% of Net Assets (See Note 2).
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(E)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $133,184 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$974,705	$–	$–	$974,705
Rights	–	–	2	2
U.S. Treasury Obligation	–	1,295	–	1,295
Affiliated Partnership	–	133,184	–	133,184
Cash Equivalent	19,314	–	–	19,314

Total Investments in Securities	$994,019	$134,479	$2	$1,128,500

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$311	$—	$—	$311
Unrealized Depreciation	(51)	—	—	(51)

Total Other Financial Instruments	$260	$—	$—	$260

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	65

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Concluded)

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2018	Dividend Income
SEI Investments Co	$1,343	$652	$(657)	$15	$300	$1,653	$15
SEI Liquidity Fund, L.P.	133,350	336,248	(336,416)	(5)	7	133,184	898
SEI Daily Income Trust, Government Fund, CI F	18,991	284,948	(284,625)	—	—	19,314	236

Totals	$153,684	$621,848	$(621,698)	$10	$307	$154,151	$1,149

The accompanying notes are an integral part of the financial statements.

66	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock — 96.4%

Consumer Discretionary — 12.9%
Bright Horizons Family Solutions Inc *	0.6%	22,690	$2,296
Canada Goose Holdings Inc *(A)	0.4	32,940	1,385
Deckers Outdoor Corp *	0.6	18,835	2,131
Eldorado Resorts Inc *	0.4	31,159	1,408
Jack in the Box Inc	0.4	18,972	1,530
Ollie’s Bargain Outlet Holdings Inc *(A)	0.3	18,198	1,287
Planet Fitness Inc, Cl A *	0.6	54,839	2,173
Other Securities (A)	9.6		36,374
			48,584

Consumer Staples — 2.7%
Central Garden & Pet Co, Cl A *	0.4	37,129	1,411
Hostess Brands Inc, Cl A *	0.4	100,464	1,369
Other Securities (A)	1.9		7,194
			9,974

Energy — 5.2%
Carrizo Oil & Gas Inc *(A)	0.5	72,874	1,841
Delek US Holdings Inc	0.4	24,841	1,386
WPX Energy Inc *	0.4	78,530	1,430
Other Securities (A)	3.9		14,980
			19,637

Financials — 18.7%
CNO Financial Group Inc	0.3	65,045	1,302
Hanover Insurance Group Inc/The	0.4	11,674	1,415
Home BancShares Inc/AR	0.5	73,995	1,703
TCF Financial Corp	0.4	60,601	1,594
United Community Banks Inc/GA	0.4	48,496	1,574
Wintrust Financial Corp	0.8	30,552	2,814
Other Securities ‡(A)	15.9		59,822
			70,224

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)

Health Care — 14.0%
AMAG Pharmaceuticals Inc *	0.6%	86,626	$2,118
BioTelemetry Inc *	0.4	32,803	1,386
Cantel Medical Corp	0.4	12,675	1,383
CONMED Corp	0.4	21,386	1,468
Encompass Health Corp	0.4	24,377	1,578
Inogen Inc *	0.4	7,831	1,431
Insulet Corp *	0.6	23,420	2,197
Integer Holdings Corp *	0.6	32,437	2,141
Ligand Pharmaceuticals Inc *(A)	0.7	13,166	2,531
NeoGenomics Inc *	0.4	121,980	1,415
Omnicell Inc *	0.4	35,156	1,636
Quidel Corp *	0.5	28,699	1,799
Supernus Pharmaceuticals Inc *	0.4	26,488	1,493
Teladoc Inc *(A)	0.3	25,558	1,301
Other Securities (A)	7.5		28,551
			52,428

Industrials — 13.4%
Deluxe Corp	0.4	25,220	1,678
Fortress Transportation & Infrastructure Investors LLC	0.4	76,900	1,330
Proto Labs Inc *	0.4	11,200	1,351
Saia Inc *	0.3	15,760	1,299
WageWorks Inc *	0.4	31,295	1,485
XPO Logistics Inc *	0.4	15,155	1,595
Other Securities (A)	11.1		41,772
			50,510

Information Technology — 17.3%
2U Inc *(A)	0.6	23,870	2,263
Acxiom Corp *	0.6	75,862	2,222
Everbridge Inc *	0.6	46,584	2,146
FireEye Inc *	0.6	132,173	2,206
Five9 Inc *	0.5	58,124	2,028
Monolithic Power Systems Inc	0.4	10,575	1,394
Novanta Inc *	0.3	19,741	1,280
Proofpoint Inc *	0.4	12,273	1,435
RingCentral Inc, Cl A *	0.6	27,446	2,079
Tyler Technologies Inc *	0.4	5,835	1,351
Varonis Systems Inc *	0.6	30,315	2,354
Other Securities (A)	11.7		44,429
			65,187

Materials — 3.7%
Other Securities	3.7		13,993

Real Estate — 5.6%
Other Securities ‡(A)	5.6		20,965

Telecommunication Services — 0.5%
Other Securities (A)	0.5		1,841

SEI Institutional Investments Trust / Annual Report / May 31, 2018	67

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)

Utilities — 2.4%
Other Securities	2.4%		$8,956

Total Common Stock (Cost $289,332) ($ Thousands)			362,299

EXCHANGE TRADED FUND — 0.4%
iShares Russell 2000 Value Fund (A)	0.4	11	1,409

Total Exchange Traded Fund (Cost $1,423) ($ Thousands)			1,409

RIGHTS — 0.0%
Other Securities	0.0		—

Total Rights (Cost $—) ($ Thousands)			—

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CONVERTIBLE BOND — 0.0%

Consumer Discretionary — 0.0%
Other Securities (B)%			$—

Total Convertible Bond (Cost $445) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 11.0%
SEI Liquidity Fund, L.P.
1.870% **†(C)	11.0	41,301,677	41,302

Total Affiliated Partnership (Cost $41,300) ($ Thousands)			41,302

CASH EQUIVALENT — 3.8%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	3.8	14,208,644	14,209

Total Cash Equivalent (Cost $14,209) ($ Thousands)			14,209

Total Investments in Securities — 111.6% (Cost $346,709)($ Thousands)			$419,219

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Russell 2000 Index E-MINI	29	Jun-2018	$2,358	$2,370	$12

Percentages are based on Net Assets of $375,607 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2018.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018 was $40,281 ($ Thousands).
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Security is in default on interest payment.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $41,302 ($ Thousands).

Cl — Class

LLC — Limited Liability Company

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock	$362,299	$–	$–	$362,299
Exchange Traded Fund	1,409	–	–	1,409
Rights	–	–	–	–
Convertible Bond	–	–	–	–
Affiliated Partnership	–	41,302	–	41,302
Cash Equivalent	14,209	–	–	14,209

Total Investments in Securities	$377,917	$41,302	$–	$419,219

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$12	$—	$—	$12

Total Other Financial Instruments	$12	$—	$—	$12

* Futures contracts are valued at the unrealized appreciation on the instrument.

^ A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

68	SEI Institutional Investments Trust / Annual Report / May 31, 2018

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation	Value 5/31/2018	Dividend Income
SEI Liquidity Fund, L.P.	$47,636	$143,789	$(150,123)	$(2)	$2	$41,302	$269
SEI Daily Income Trust, Government Fund, CI F	25,242	223,184	(234,217)	—	—	14,209	163

Totals	$72,878	$366,973	$(384,340)	$(2)	$2	$55,511	$432

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	69

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap II Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock — 97.6%

Consumer Discretionary — 12.9%
Big Lots Inc (A)	0.8%	85,685	$3,505
Cheesecake Factory Inc/The (A)	0.9	72,255	3,744
Gentherm Inc *	0.5	61,185	2,166
Grand Canyon Education Inc *	0.5	20,553	2,283
Malibu Boats Inc, Cl A *	0.3	35,480	1,521
Sally Beauty Holdings Inc *(A)	0.4	107,109	1,622
Skechers U.S.A. Inc, Cl A *	0.6	89,699	2,607
Other Securities (A)	8.9		39,473
			56,921

Consumer Staples — 3.2%
Hain Celestial Group Inc/ The *(A)	0.6	97,039	2,476
Other Securities (A)	2.6		11,790
			14,266

Energy — 4.9%
Carrizo Oil & Gas Inc *(A)	0.4	70,250	1,774
Gulfport Energy Corp *	0.7	272,146	3,024
PBF Energy Inc, Cl A	0.6	59,665	2,815
Whiting Petroleum Corp *	0.5	40,367	2,116
Other Securities (A)	2.7		11,839
			21,568

Financials — 19.0%
American Equity Investment Life Holding Co	1.1	133,420	4,728
Bank of NT Butterfield & Son Ltd/The	0.4	40,100	1,915
BankUnited Inc	1.2	119,897	5,056
CNO Financial Group Inc	0.6	138,170	2,766
First Commonwealth Financial Corp	0.8	214,453	3,365
FNB Corp/PA (Pennsylvania) (A)	1.2	381,269	5,052
Great Western Bancorp Inc	0.7	73,316	3,196
National General Holdings Corp	1.1	183,995	5,038
OFG Bancorp (A)	0.9	294,093	4,147

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)
Sterling Bancorp/DE	0.4%	63,237	$1,552
TCF Financial Corp	0.4	63,001	1,658
Umpqua Holdings Corp	0.9	162,480	3,825
Other Securities ‡(A)	9.3		41,617
			83,915

Health Care — 14.6%
BioTelemetry Inc *	0.4	41,390	1,749
Encompass Health Corp	0.5	34,830	2,255
Lannett Co Inc *(A)	0.6	150,721	2,494
Prestige Brands Holdings Inc *(A)	0.4	53,050	1,773
Viking Therapeutics Inc *	0.4	164,738	1,646
Other Securities (A)	12.3		54,752
			64,669

Industrials — 18.0%
Apogee Enterprises Inc (A)	0.6	62,244	2,717
Atlas Air Worldwide Holdings Inc *	0.8	53,460	3,643
Clean Harbors Inc *	0.6	47,199	2,502
Heritage-Crystal Clean Inc *	0.3	75,423	1,531
InnerWorkings Inc *	0.4	176,029	1,547
Insteel Industries Inc (A)	0.5	66,800	2,090
JetBlue Airways Corp *	0.4	95,281	1,800
Kirby Corp *	0.6	26,903	2,440
Korn/Ferry International	0.4	34,707	1,898
Multi-Color Corp (A)	0.4	25,016	1,736
SP Plus Corp *	0.4	55,083	1,983
Tennant Co (A)	0.4	20,634	1,626
TriNet Group Inc *	0.5	45,069	2,418
Other Securities (A)	11.7		51,564
			79,495

Information Technology — 17.4%
Carbonite Inc *	0.5	62,236	2,415
Everbridge Inc *	0.4	37,682	1,736
Integrated Device Technology Inc *	0.8	100,710	3,348
MACOM Technology Solutions Holdings Inc *(A)	0.4	78,729	1,775
NCR Corp *	0.4	58,325	1,756
Super Micro Computer Inc *(A)	0.4	73,435	1,770
XO Group Inc *	0.4	53,148	1,725
Other Securities (A)	14.1		62,688
			77,213

Materials — 3.1%
Commercial Metals Co	0.4	81,350	1,923
Other Securities (A)	2.7		11,873
			13,796

Real Estate — 2.5%
Other Securities ‡(A)	2.5		10,944

70	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)

Telecommunication Services — 0.4%
Other Securities	0.4%		$1,704

Utilities — 1.6%
Other Securities (A)	1.6		7,143

Total Common Stock (Cost $362,908) ($ Thousands)			431,634

EXCHANGE TRADED FUND — 0.2%
Other Securities	0.2		887

Total Exchange Traded Fund (Cost $843) ($ Thousands)			887

WARRANT — 0.0%
Other Securities	0.0		23

Total Warrant (Cost $1) ($ Thousands)			23

RIGHTS — 0.0%
Other Securities(B)	0.0		—

Total Rights (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 18.8%
SEI Liquidity Fund, L.P.
1.870% **†(C)	18.8	83,108,383	83,111

Total Affiliated Partnership (Cost $83,108) ($ Thousands)			83,111

CASH EQUIVALENT — 6.5%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	6.5	28,707,771	28,708

Total Cash Equivalent (Cost $28,708) ($ Thousands)			28,708

Total Investments in Securities — 123.1% (Cost $475,568)($ Thousands)			$544,363

Percentages are based on a Net Assets of $442,285 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2018.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018, was $80,965 ($ Thousands).
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $83,111 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

NY — New York

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$431,634	$–	$–	$431,634
Exchange Traded Fund	887	–	–	887
Warrant	–	23	–	23
Rights	–	–	–	–
Affiliated Partnership	–	83,111	–	83,111
Cash Equivalent	28,708	–	–	28,708

Total Investments in Securities	$461,229	$83,134	$–	$544,363

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2018	Dividend Income
SEI Liquidity Fund, L.P.	$74,689	$240,905	$(232,486)	$(2)	$5	$83,111	$518
SEI Daily Income Trust, Government Fund, CI F	31,320	372,150	(374,762)	—	—	28,708	226

Totals	$106,009	$613,055	$(607,248)	$(2)	$5	$111,819	$744

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	71

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Small/Mid Cap Equity Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock — 97.6%

Consumer Discretionary — 14.1%
Bright Horizons Family Solutions Inc *	0.5%	78,400	$7,934
Dunkin’ Brands Group Inc (A)	0.3	84,893	5,436
Grand Canyon Education Inc *	0.4	59,363	6,595
Hanesbrands Inc (A)	0.4	333,353	6,077
Lear Corp	0.3	27,023	5,351
Planet Fitness Inc, Cl A *	0.5	191,305	7,581
Sally Beauty Holdings Inc *(A)	0.3	349,202	5,287
ServiceMaster Global Holdings Inc *	0.5	127,899	7,308
Other Securities (A)	10.9		173,734
			225,303

Consumer Staples — 2.3%
Hostess Brands Inc, Cl A *(A)	0.4	438,379	5,975
Other Securities (A)	1.9		30,713
			36,688

Energy — 4.4%
Delek US Holdings Inc	0.4	101,276	5,649
WPX Energy Inc *	0.4	341,370	6,216
Other Securities (A)(B)	3.6		58,048
			69,913

Financials — 16.5%
E*TRADE Financial Corp *	0.3	81,898	5,188
Financial Engines Inc	0.3	115,784	5,170
LPL Financial Holdings Inc	0.5	111,272	7,652
MB Financial Inc	0.3	103,292	5,102
PacWest Bancorp	0.6	174,409	9,254
Starwood Property Trust Inc ‡(A)	0.3	237,913	5,165
Synovus Financial Corp	0.4	116,856	6,323
United Community Banks Inc/GA	0.4	169,719	5,509
Wintrust Financial Corp	0.5	78,674	7,247

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)
Zions Bancorporation (A)	0.5%	144,919	$7,943
Other Securities ‡(A)(B)	12.4		199,784
			264,337

Health Care — 13.2%
Exact Sciences Corp *(A)	0.4	94,670	5,637
Insulet Corp *	0.6	104,058	9,760
Ligand Pharmaceuticals Inc *(A)	0.7	55,685	10,704
Medidata Solutions Inc *(A)	0.4	82,601	6,373
Quidel Corp *	0.3	83,430	5,231
Syneos Health Inc, Cl A *(A)	0.3	125,788	5,409
Other Securities (A)	10.5		167,380
			210,494

Industrials — 16.8%
Clean Harbors Inc *	0.4	113,810	6,032
Deluxe Corp	0.3	77,443	5,153
Genesee & Wyoming Inc, Cl A *	0.4	73,525	5,743
John Bean Technologies Corp (A)	0.4	85,990	7,593
KAR Auction Services Inc	0.4	111,020	5,859
Kirby Corp *	0.5	88,395	8,017
MSC Industrial Direct Co Inc, Cl A	0.4	61,921	5,686
Multi-Color Corp (A)	0.4	84,158	5,841
Proto Labs Inc *(A)	0.4	56,167	6,774
Sensata Technologies Holding *(A)	0.5	163,380	8,347
Spirit AeroSystems Holdings Inc, Cl A	0.4	87,451	7,408
Tennant Co (A)	0.4	75,437	5,944
TriNet Group Inc *	0.5	164,966	8,849
XPO Logistics Inc *	0.4	64,419	6,780
Other Securities (A)	10.8		174,400
			268,426

Information Technology — 17.3%
2U Inc *(A)	0.6	93,000	8,816
Everbridge Inc *(A)	0.4	127,200	5,860
IAC/InterActiveCorp *	0.5	49,326	7,652
ON Semiconductor Corp *	0.3	201,100	5,054
RingCentral Inc, Cl A *	0.5	95,040	7,199
SS&C Technologies Holdings Inc	0.4	140,671	7,162
Trimble Inc *	0.3	156,924	5,188
Varonis Systems Inc *	0.4	87,950	6,829
Other Securities (A)	13.9		222,085
			275,845

Materials — 4.7%
Other Securities (A)	4.7		75,085

Real Estate — 5.9%
Medical Properties Trust Inc ‡(A)	0.5	561,559	7,620

72	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)
Other Securities ‡(A)	5.4%		$86,386
			94,006

Telecommunication Services — 0.3%
Other Securities	0.3		4,427

Utilities — 2.1%
Other Securities (A)	2.1		33,202

Total Common Stock (Cost $1,260,833) ($ Thousands)			1,557,726

RIGHTS — 0.0%
Other Securities(C)	0.0		—

Total Rights (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 13.6%
SEI Liquidity Fund, L.P.
1.870% **†(D)	13.6	217,339,201	217,342

Total Affiliated Partnership (Cost $217,338) ($ Thousands)			217,342

CASH EQUIVALENT — 4.4%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	4.4	70,668,603	70,669

Total Cash Equivalent (Cost $70,669) ($ Thousands)			70,669

Total Investments in Securities — 115.6% (Cost $1,548,840)($ Thousands)			$1,845,737

Percentages are based on a Net Assets of $1,596,828 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2018.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018, was $210,680 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $3,090 ($ Thousands), or 0.2% of Net Assets (See Note 2).
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $217,342 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock	$1,557,726	$–	$–	$1,557,726
Rights	–	–	–	–
Affiliated Partnership	–	217,342	–	217,342
Cash Equivalent	70,669	–	–	70,669

Total Investments in Securities	$1,628,395	$217,342	$–	$1,845,737

^ A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2018	Dividend Income
SEI Liquidity Fund, L.P.	$236,581	$583,941	$(603,179)	$(7)	$6	$217,342	$980
SEI Daily Income Trust, Government Fund, CI F	60,132	886,787	(876,250)	—	—	70,669	674

Totals	$296,713	$1,470,728	$(1,479,429)	$(7)	$6	$288,011	$1,654

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	73

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Equity Factor Allocation Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.4%

Consumer Discretionary — 13.3%
Amazon.com Inc *	1.5%	2,330	$3,797
Best Buy Co Inc	0.7	25,054	1,710
Ford Motor Co	0.7	152,683	1,763
Other Securities	10.4		26,702
			33,972

Consumer Staples — 7.4%
CVS Health Corp	0.7	29,571	1,874
Estee Lauder Cos Inc/The, Cl A	0.6	10,765	1,609
PepsiCo Inc	0.6	15,957	1,600
Sysco Corp	0.5	18,546	1,206
Walmart Inc	0.9	27,830	2,297
Other Securities	4.1		10,311
			18,897

Energy — 4.9%
ConocoPhillips	0.7	25,692	1,731
Marathon Petroleum Corp	0.8	26,338	2,081
Occidental Petroleum Corp	0.7	22,118	1,862
Valero Energy Corp	0.7	13,540	1,641
Other Securities	2.0		5,203
			12,518

Financials — 14.2%
Bank of New York Mellon Corp/The	1.1	49,172	2,692
Citigroup Inc	1.3	47,740	3,184
Fifth Third Bancorp	1.1	94,626	2,894
JPMorgan Chase & Co	2.3	54,642	5,847
MetLife Inc	0.8	41,624	1,914
Prudential Financial Inc	0.6	15,277	1,479
T Rowe Price Group Inc	0.7	13,987	1,698
Other Securities	6.3		16,446
			36,154

Health Care — 10.6%
AbbVie Inc	0.7	17,645	1,746
Amgen Inc	1.1	15,786	2,835

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Baxter International Inc	0.7%	24,460	$1,733
Humana Inc	0.6	4,969	1,446
Johnson & Johnson	0.8	17,239	2,062
Pfizer Inc	0.7	52,983	1,904
UnitedHealth Group Inc	0.6	6,711	1,621
Other Securities	5.4		13,756
			27,103

Industrials — 9.8%
Boeing Co/The	1.1	7,674	2,702
Caterpillar Inc	0.6	10,399	1,580
Expeditors International of Washington Inc	0.6	19,247	1,434
PACCAR Inc	0.7	26,949	1,677
Other Securities	6.8		17,770
			25,163

Information Technology — 24.4%
Alphabet Inc, Cl A *	0.0	34	37
Alphabet Inc, Cl C *	1.5	3,432	3,724
Apple Inc	1.6	21,123	3,947
Cisco Systems Inc	0.5	32,250	1,377
Citrix Systems Inc	0.9	22,467	2,373
Facebook Inc, Cl A *	0.6	7,961	1,527
HP Inc	0.8	90,282	1,989
Intel Corp	1.1	51,298	2,832
International Business Machines Corp	1.1	19,966	2,821
Lam Research Corp	0.6	7,019	1,391
Microsoft Corp	1.4	36,630	3,621
NetApp Inc	0.9	32,218	2,201
Oracle Corp	0.7	37,609	1,757
salesforce.com Inc *	0.6	12,100	1,565
Texas Instruments Inc	0.8	17,148	1,919
VeriSign *	0.5	10,123	1,320
Visa Inc, Cl A	0.9	18,166	2,375
Other Securities	9.9		25,544
			62,320

Materials — 3.3%
Other Securities	3.3		8,503

Real Estate — 3.3%
Prologis ‡	0.7	25,746	1,657
Other Securities ‡	2.6		6,699
			8,356

Telecommunication Services — 1.6%
AT&T Inc	1.0	79,823	2,580
Other Securities	0.6		1,595
			4,175

Utilities — 2.6%
AES Corp/VA	0.5	98,236	1,253
CenterPoint Energy Inc	0.5	49,038	1,281
Exelon Corp	0.7	45,190	1,870

74	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	0.9%		$2,167
			6,571
Total Common Stock (Cost $241,763) ($ Thousands)			243,732

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 11.3%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	11.3%	28,900,448	$28,900

Total Cash Equivalent (Cost $28,900) ($ Thousands)			28,900

Total Investments in Securities — 106.7% (Cost $270,663) ($ Thousands)			$272,632

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)

S&P 500 Index E-MINI	79	Jun-2018	$10,623	$10,686	$63

Percentages are based on a Net Assets of $255,550 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2018.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

Cl — Class

LP — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

As of May 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 05/31/2017	Purchases at Cost	Proceeds from Sales	Value 05/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$—	$32,749	$(3,849)	$28,900	$10

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	75

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Managed Volatility Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock — 97.6%

Consumer Discretionary — 8.9%
Canadian Tire Corp Ltd, Cl A	0.6%	63,700	$8,106
Target Corp	1.5	266,600	19,433
Other Securities	6.8		86,861
			114,400

Consumer Staples — 16.8%
Colgate-Palmolive Co	0.7	131,007	8,265
Costco Wholesale Corp	0.6	39,107	7,753
JM Smucker Co/The	0.9	112,400	12,083
Kellogg Co	0.8	165,600	10,663
Kroger Co/The	0.8	418,000	10,170
PepsiCo Inc	0.7	87,546	8,776
Procter & Gamble Co/The	0.6	111,849	8,184
Tyson Foods Inc, Cl A	1.4	272,811	18,407
Walgreens Boots Alliance Inc	0.9	183,700	11,461
Walmart Inc	2.1	333,483	27,526
Other Securities	7.3		92,854
			216,142

Energy — 2.8%
Chevron Corp	0.7	69,100	8,589
Exxon Mobil Corp	1.2	192,550	15,643
Valero Energy Corp	0.8	82,400	9,987
Other Securities	0.1		1,217
			35,436

Financials — 13.9%
Aflac Inc	0.8	228,000	10,274
Allstate Corp/The	1.2	164,229	15,352
American Financial Group
Inc/OH	0.7	81,690	8,976
Arch Capital Group Ltd *	0.6	94,876	7,443
Berkshire Hathaway Inc, Cl B *	1.5	102,800	19,689
Everest Re Group Ltd	0.7	39,570	8,915
Toronto-Dominion Bank/The	0.6	140,900	8,222
Travelers Cos Inc/The	1.1	110,400	14,189
Other Securities ‡	6.7		85,854
			178,914

Health Care — 13.8%
Anthem Inc	0.6	34,900	7,728

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)
Baxter International Inc	0.6%	104,810	$7,425
Eli Lilly & Co	1.1	163,500	13,904
HCA Healthcare Inc	0.6	73,400	7,570
Johnson & Johnson	1.9	208,481	24,939
Merck & Co Inc	1.7	360,162	21,440
Pfizer Inc	2.1	753,700	27,080
Other Securities	5.2		67,491
			177,577

Industrials — 6.3%
Republic Services Inc, Cl A	0.7	141,255	9,525
United Technologies Corp	0.8	76,600	9,561
Waste Management Inc	1.7	268,123	22,177
Other Securities	3.1		39,154
			80,417

Information Technology — 14.0%
Amdocs Ltd	1.6	306,223	20,658
Apple Inc	1.8	124,800	23,321
Cisco Systems Inc	1.5	463,800	19,809
F5 Networks Inc *	0.6	47,100	8,154
Intel Corp	1.9	452,000	24,950
International Business Machines Corp	1.0	89,200	12,605
Motorola Solutions Inc	0.9	109,000	11,700
Other Securities	4.7		59,630
			180,827

Materials — 1.8%
Other Securities	1.8		23,445

Real Estate — 4.0%
Apple Hospitality Inc ‡	0.6	392,715	7,473
Other Securities ‡	3.4		44,511
			51,984

Telecommunication Services — 4.9%
AT&T Inc	1.8	715,985	23,141
Verizon Communications Inc	1.4	385,000	18,353
Other Securities	1.7		21,706
			63,200

Utilities — 10.4%
American Electric Power Co Inc	0.9	169,157	11,494
Edison International	0.7	135,754	8,438
Entergy Corp	1.3	204,272	16,528
Exelon Corp	1.7	535,298	22,156
FirstEnergy Corp	0.8	284,300	9,786
NextEra Energy Inc	0.7	53,118	8,808
Public Service Enterprise Group Inc	1.0	244,100	12,932
Other Securities	3.3		43,734
			133,876
Total Common Stock (Cost $1,079,400) ($ Thousands)			1,256,218

76	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	1.2%	15,317,149	$15,317

Total Cash Equivalent (Cost $15,317) ($ Thousands)			15,317

Total Investments in Securities — 98.8% (Cost $1,094,717)($ Thousands)			$1,271,535

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	138	Jun-2018	$18,459	$18,668	$209

Percentages are based on a Net Assets of $1,287,447 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2018.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

Cl — Class

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

As of May 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are either $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$32,607	$645,161	$(662,451)	$15,317	$424

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	77

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Global Managed Volatility Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock — 96.8%

Australia — 2.2%
AGL Energy Ltd	0.4%	560,936	$9,380
Other Securities ‡	1.8		40,491

			49,871

Austria — 0.9%
Other Securities	0.9		19,576

Belgium — 0.6%
Other Securities	0.6		13,023

Bermuda — 0.0%
Other Securities	0.0		1,205

Canada — 5.6%
Loblaw Cos Ltd	0.6	253,300	13,093
Rogers Communications, Cl B	0.5	233,996	10,976
Toronto-Dominion Bank/The	0.7	265,281	15,481
Other Securities ‡	3.8		86,759

			126,309

Denmark — 1.1%
Other Securities	1.1		25,923

Finland — 0.6%
Other Securities	0.6		13,684

France — 1.6%
TOTAL SA	0.6	218,800	13,294
Other Securities	1.0		22,324

			35,618

Germany — 2.7%
Other Securities (A)	2.7		62,234

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)

Hong Kong — 3.3%
CLP Holdings Ltd	0.8%	1,637,191	$17,198
Other Securities ‡(A)	2.5		56,330

			73,528

Ireland — 0.0%
Other Securities ‡	0.0		673

Israel — 1.8%
Bank Leumi Le-Israel BM	0.4	1,521,925	9,485
Other Securities	1.4		30,247

			39,732

Italy — 0.3%
Other Securities	0.3		6,876

Japan — 9.4%
Astellas Pharma Inc	0.5	700,500	10,732
Canon Inc	0.5	309,200	10,570
Nippon Telegraph & Telephone Corp	0.9	431,600	20,284
NTT DOCOMO Inc	0.5	403,342	10,462
Other Securities ‡	7.0		159,230

			211,278

Luxembourg — 0.0%
Other Securities	0.0		878

Netherlands — 0.8%
Other Securities (A)	0.8		17,830

Netherlands Antilles — 0.0%
Other Securities	0.0		545

New Zealand — 1.0%
Other Securities ‡	1.0		21,922

Norway — 0.9%
Other Securities	0.9		21,069

Portugal — 0.2%
Other Securities	0.2		5,113

Singapore — 2.2%
Other Securities ‡	2.2		49,120

Spain — 0.3%
Other Securities	0.3		6,175

78	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)

Sweden — 1.1%
Other Securities	1.1%		$25,292

Switzerland — 3.6%
Novartis AG	0.6	172,186	12,779
Roche Holding AG	0.6	67,003	14,384
Other Securities	2.4		53,684

			80,847

United Kingdom — 4.1%
GlaxoSmithKline PLC	0.6	700,700	14,210
SSE PLC	0.5	634,127	11,539
Other Securities ‡	3.0		65,855

			91,604

United States — 52.5%
Amdocs Ltd	0.7	240,569	16,229
Annaly Capital Management Inc ‡	0.5	1,072,180	11,183
Anthem Inc	0.5	46,428	10,280
Apple Inc	1.0	121,200	22,649
Berkshire Hathaway Inc, Cl B *	1.2	139,159	26,653
Chevron Corp	0.5	89,000	11,063
Cisco Systems Inc	0.6	317,100	13,543
Entergy Corp	0.8	208,003	16,830
Estee Lauder Cos Inc/The, Cl A	0.6	86,506	12,927
Exelon Corp	1.0	517,204	21,407
Exxon Mobil Corp	0.7	201,629	16,380
FirstEnergy Corp	0.5	342,500	11,789
HCA Healthcare Inc	0.5	111,500	11,500
Humana Inc	0.5	37,011	10,769
Intel Corp	0.8	340,000	18,768
International Business Machines Corp	0.6	95,700	13,523
JM Smucker Co/The	0.4	91,200	9,804
Johnson & Johnson	1.1	212,476	25,416
Kellogg Co	0.5	163,200	10,508
McDonald’s Corp	0.6	90,928	14,549
Merck & Co Inc	1.0	393,307	23,414
Motorola Solutions Inc	0.7	150,137	16,116
PepsiCo Inc	0.4	96,087	9,633
Pfizer Inc	1.3	800,747	28,771
Procter & Gamble Co/The	0.4	129,915	9,506
Public Service Enterprise Group Inc	0.5	230,400	12,207
Target Corp	0.6	195,200	14,228
Travelers Cos Inc/The	0.6	110,500	14,201
Tyson Foods Inc, Cl A	0.5	173,964	11,737
United Technologies Corp	0.5	83,737	10,452
Verizon Communications Inc	0.7	340,700	16,241
Walgreens Boots Alliance Inc	0.5	182,200	11,367
Walmart Inc	1.0	269,041	22,207

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Common Stock (continued)

United States (continued)
Walt Disney Co/The	0.7%	157,176	$15,634
Waste Management Inc	0.8	206,127	17,049
Other Securities ‡	28.7		645,678

			1,184,211

Total Common Stock (Cost $2,022,670) ($ Thousands)			2,184,136

Preferred Stock — 0.1%

Germany — 0.1%
Other Securities	0.1		1,562

Sweden — 0.0%
Other Securities	0.0		422

Total Preferred Stock (Cost $2,012) ($ Thousands)			1,984

RIGHT — 0.0%

Switzerland — 0.0%
Other Securities	0.0		4

Total Right (Cost $—) ($ Thousands)			4

CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	1.7	39,472,917	39,473

Total Cash Equivalent (Cost $39,473) ($ Thousands)			39,473

Total Investments in Securities — 98.6% (Cost $2,064,155)($ Thousands)			$2,225,597

SEI Institutional Investments Trust / Annual Report / May 31, 2018	79

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Global Managed Volatility Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
DJ Euro Stoxx 50 Index	116	Jun-2018	$4,822	$4,613	$(117)
FTSE 100 Index	28	Jun-2018	2,889	2,858	8
Hang Seng Index	4	Jun-2018	773	778	5
S&P 500 Index E-MINI	145	Jun-2018	20,137	19,615	(522)
SPI 200 Index	12	Jun-2018	1,378	1,366	(10)
TOPIX Index	16	Jun-2018	2,604	2,569	(70)

			$32,603	$31,799	$(706)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/29/18	USD	202	NOK	1,650	$—
Brown Brothers Harriman	06/29/18	USD	31	NOK	254	—
Brown Brothers Harriman	06/29/18	USD	224	DKK	1,433	1
Brown Brothers Harriman	06/29/18	USD	77	DKK	488	—
Brown Brothers Harriman	06/29/18	USD	368	NZD	528	2
Brown Brothers Harriman	06/29/18	USD	257	SEK	2,265	—
Brown Brothers Harriman	06/29/18	USD	120	SEK	1,050	(1)
Brown Brothers Harriman	06/29/18	USD	409	AUD	542	—
Brown Brothers Harriman	06/29/18	USD	115	AUD	152	—
Brown Brothers Harriman	06/29/18	USD	712	SGD	953	2
Brown Brothers Harriman	06/29/18	USD	730	HKD	5,725	—
Brown Brothers Harriman	06/29/18	USD	707	GBP	532	1
Brown Brothers Harriman	06/29/18	USD	241	GBP	180	(1)
Brown Brothers Harriman	06/29/18	USD	1,178	CHF	1,164	9
Brown Brothers Harriman	06/29/18	USD	1,627	CAD	2,093	(11)
Brown Brothers Harriman	06/29/18	USD	1,718	EUR	1,476	9
Brown Brothers Harriman	06/29/18	USD	561	EUR	477	(2)
Brown Brothers Harriman	06/29/18	USD	3,283	JPY	357,231	13
Brown Brothers Harriman	06/29/18	NZD	19,257	USD	13,324	(183)
Brown Brothers Harriman	06/29/18	AUD	70	USD	53	—
Brown Brothers Harriman	06/29/18	AUD	32,728	USD	24,747	(16)
Brown Brothers Harriman	06/29/18	GBP	38,501	USD	51,569	268
Brown Brothers Harriman	06/29/18	GBP	62	USD	83	—
Brown Brothers Harriman	06/29/18	SGD	38,984	USD	29,090	(84)
Brown Brothers Harriman	06/29/18	CHF	45,247	USD	45,753	(408)
Brown Brothers Harriman	06/29/18	CAD	81,394	USD	63,129	318
Brown Brothers Harriman	06/29/18	CAD	1,614	USD	1,244	(1)
Brown Brothers Harriman	06/29/18	DKK	88,069	USD	13,888	42
Brown Brothers Harriman	06/29/18	DKK	1,058	USD	165	(1)
Brown Brothers Harriman	06/29/18	NOK	88,414	USD	10,934	113
Brown Brothers Harriman	06/29/18	NOK	1,307	USD	158	(2)
Brown Brothers Harriman	06/29/18	EUR	91,837	USD	107,897	454
Brown Brothers Harriman	06/29/18	EUR	1,147	USD	1,335	(7)
Brown Brothers Harriman	06/29/18	SEK	120,549	USD	13,800	114
Brown Brothers Harriman	06/29/18	SEK	2,239	USD	251	(3)
Brown Brothers Harriman	06/29/18	HKD	300,562	USD	38,333	(18)

80	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/29/18	JPY	11,875,022	USD	109,114	$(434)

						$174

Percentages are based on a Net Assets of $2,256,778 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2018.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $9,110 ($ Thousands), representing 0.4% of the net assets of the Fund.

AUD — Australian Dollar

CAD — Canadian Dollar

Cl — Class

CHF — Swiss Franc

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

Ltd. — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

S&P — Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TOPIX — Tokyo Price Index

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets.

“Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,184,136	$–	$–	$2,184,136
Preferred Stock	1,984	–	–	1,984
Right	4	–	–	4
Cash Equivalent	39,473	–	–	39,473

Total Investments in Securities	$2,225,597	$–	$–	$2,225,597

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$13	$–	$–	$13
Unrealized Depreciation	(719)	–	–	(719)
Forwards Contracts *
Unrealized Appreciation	–	1,346	–	1,346
Unrealized Depreciation	–	(1,172)	–	(1,172)

Total Other Financial Instruments	$(706)	$174	$–	$(532)

* Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$28,866	$660,792	$(650,185)	$39,473	$728

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	81

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

World Equity Ex-US Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.3%

Argentina — 0.7%
Other Securities (A)	0.7%		$60,891

Australia — 4.6%
OZ Minerals	0.4	4,944,442	36,813
South32	0.4	13,390,746	37,526
Other Securities ‡(A)(B)	3.8		323,239

			397,578

Austria — 0.8%
Other Securities	0.8		70,720

Belgium — 0.1%
Other Securities	0.1		10,215

Brazil — 1.3%
Other Securities (A)	1.3		112,408

British Virgin Islands — 0.1%
Other Securities	0.1		12,998

Canada — 4.3%
TMX Group Ltd	0.4	565,363	35,438
Other Securities (A)	3.9		335,738

			371,176

Chile — 0.0%
Other Securities	0.0		1,208

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

China — 4.0%
Alibaba Group Holding ADR *(A)	0.7%	304,356	$60,265
Momo ADR *(A)	0.4	833,725	38,285
NetEase Inc ADR	0.4	150,209	34,296
Ping An Insurance Group of China, Cl H	0.5	4,180,000	40,979
YY Inc ADR *	0.4	318,045	37,062
Other Securities (A)	1.6		134,671
			345,558

Colombia — 0.4%
Other Securities (A)	0.4		38,598

Czech Republic — 0.1%
Other Securities	0.1		10,197

Denmark — 1.4%
Other Securities (B)	1.4		120,429

Finland — 1.2%
Other Securities	1.2		101,497

France — 5.7%
Engie SA	0.6	3,160,432	49,933
L’Oreal SA	0.4	154,642	37,114
Other Securities (A)(B)	4.7		399,263

			486,310

Germany — 7.2%
BASF SE	0.5	466,994	45,926
Bayer	0.8	560,453	66,638
Continental AG	0.5	163,712	41,488
Deutsche Boerse AG	0.9	578,237	77,217
SAP SE	0.9	703,027	79,061
Siemens	0.6	388,898	50,617
Other Securities (B)	3.0		258,594

			619,541

Greece — 0.1%
Other Securities	0.1		8,781

Hong Kong — 3.7%
Anhui Conch Cement, Cl H	0.5	6,170,000	37,834
Bank of China Ltd, Cl H	0.4	69,903,000	36,537
Hong Kong Exchanges & Clearing Ltd	0.6	1,625,961	52,608
Other Securities (B)	2.2		186,881

			313,860

Hungary — 0.1%
Other Securities	0.1		6,201

82	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

India — 1.4%
ICICI Bank Ltd ADR	0.7%	6,914,028	$58,009
Other Securities	0.7		60,231

			118,240

Indonesia — 0.1%
Other Securities	0.1		8,421

Ireland — 0.7%
Other Securities	0.7		58,033

Israel — 1.2%
Check Point Software Technologies *(A)	0.6	479,441	46,678
Other Securities (A)	0.6		52,989

			99,667

Italy — 1.4%
Other Securities (A)	1.4		119,675

Japan — 12.6%
Denso	0.5	822,100	40,029
Hitachi Ltd	0.5	5,662,000	41,515
Kao	0.4	461,276	35,842
Recruit Holdings	0.4	1,256,048	35,030
SBI Holdings	0.4	1,319,427	36,117
Sony Corp	0.6	1,089,900	51,764
Trend Micro	0.4	594,000	33,788
Other Securities	9.4		802,640

			1,076,725

Luxembourg — 0.0%
Other Securities	0.0		3,981

Malaysia — 0.6%
Other Securities	0.6		51,634

Mexico — 0.5%
Other Securities	0.5		45,162

Netherlands — 4.3%
Heineken Holding	0.4	380,533	37,001
Koninklijke DSM	0.4	383,629	38,144
Royal Dutch Shell, Cl A	0.7	1,608,403	55,733
Other Securities (B)	2.8		237,320

			368,198

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Norway — 1.6%
DNB ASA	0.5%	2,502,796	$44,810
Equinor ASA (A)	0.7	2,173,206	57,182
Other Securities	0.4		33,900

			135,892

Panama — 0.3%
Other Securities (A)	0.3		23,875

Peru — 0.3%
Other Securities	0.3		22,271

Poland — 0.1%
Other Securities	0.1		9,529

Portugal — 0.6%
Other Securities	0.6		50,001

Russia — 0.5%
Other Securities	0.5		40,196

Singapore — 1.1%
DBS Group Holdings Ltd	0.7	2,705,000	57,378
Other Securities	0.4		34,072

			91,450

South Africa — 1.4%
Naspers, Cl N	0.5	185,152	44,238
Other Securities (A)	0.9		73,637

			117,875

South Korea — 3.4%
Samsung Electronics Co Ltd	1.5	2,816,750	132,482
Other Securities (A)	1.9		157,230

			289,712

Spain — 2.7%
Amadeus IT Group, Cl A	0.5	582,109	46,138
Banco Bilbao Vizcaya Argentaria SA	0.5	6,084,929	41,474
Industria de Diseno Textil SA	0.6	1,555,574	49,045
Other Securities	1.1		96,588

			233,245

Sweden — 0.8%
Other Securities	0.8		67,100

SEI Institutional Investments Trust / Annual Report / May 31, 2018	83

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

World Equity Ex-US Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Switzerland — 4.1%
Cie Financiere Richemont SA	0.5%	449,859	$41,339
Idorsia *	0.4	1,405,839	34,091
Nestle SA	0.4	471,691	35,688
Swiss Life Holding	0.5	112,060	38,299
Other Securities (A)	2.3		200,915

			350,332

Taiwan — 2.6%
Taiwan Semiconductor Manufacturing Co Ltd ADR	0.5	1,176,680	45,538

Other Securities (A)	2.1		173,289

			218,827

Thailand — 0.5%
Other Securities	0.5		43,822

Turkey — 0.4%
Other Securities	0.4		32,234

United Arab Emirates — 0.0%
Other Securities	0.0		752

United Kingdom — 9.0%
Burberry Group PLC	0.5	1,529,359	42,105
Diageo PLC	0.8	1,786,622	65,675
ITV PLC	0.8	29,853,079	64,591
Rio Tinto PLC	0.9	1,369,293	77,255
Rio Tinto PLC ADR (A)	0.3	391,977	22,225
Other Securities (A)	5.7		494,836

			766,687

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United States — 5.3%
BioMarin Pharmaceutical Inc *	0.4%	386,512	$34,917
Equinor ADR (A)	0.3	1,077,797	28,292
ICON PLC *	0.9	600,562	77,460
Other Securities (A)	3.7		315,508

			456,177

Total Common Stock (Cost $6,543,927) ($ Thousands)			7,987,879

PREFERRED STOCK — 0.2%

Brazil — 0.1%
Other Securities	0.1		10,951

Spain — 0.1%
Other Securities	0.1		3,982

Total Preferred Stock (Cost $16,827) ($ Thousands)			14,933

PARTICIPATION NOTE — 0.1%

Luxembourg — 0.1%
Other Securities	0.1		10,205

Total Participation Note (Cost $7,669) ($ Thousands)			10,205

AFFILIATED PARTNERSHIP — 4.2%
SEI Liquidity Fund, L.P.
1.870% **†(C)	4.2	359,935,438	359,951

Total Affiliated Partnership (Cost $359,923) ($ Thousands)			359,951

CASH EQUIVALENT — 2.3%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	2.3	198,758,906	198,759

Total Cash Equivalent (Cost $198,759) ($ Thousands)			198,759

Total Investments in Securities — 100.1% (Cost $7,127,105) ($ Thousands)			$8,571,727

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
DJ Euro Stoxx 50 Index	1,982	Jun-2018	$81,271	$78,824	$1,331

84	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
FTSE 100 Index	426	Jun-2018	$42,715	$43,478	$2,854
Hang Seng Index	48	Jun-2018	9,293	9,331	36
S&P TSX 60 Index	149	Jun-2018	21,261	21,808	774
SPI 200 Index	143	Jun-2018	16,271	16,273	364
TOPIX Index	309	Jun-2018	49,759	49,616	570
			$220,570	$219,330	$5,929

A list of the open forward foreign currency contracts held by the Fund at May 31, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Thousands)
Morgan Stanley	07/26/18	GBP	14,950	USD	20,692	$749
Morgan Stanley	07/26/18	EUR	22,450	USD	27,344	1,031
						$1,780

Percentages are based on a Net Assets of $8,559,023 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2018.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018, was $350,062 ($ Thousands).
(B)	Level 3 security in accordance with fair value hierarchy.
(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $81,261 ($ Thousands), representing 0.9% of the net assets of the Fund.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $359,951 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

DJ — Dow Jones

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

L.P. — Limited Partnership

S&P — Standard & Poor’s

SPI — Share Price Index

Ltd. — Limited

PLC — Public Limited Company

TOPIX — Tokyo Stock Exchange

TSX — Toronto Stock Exchange

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock	$7,987,879	$—	$—	$7,987,879
Preferred Stock	10,951	3,982	—	14,933
Participation Note	10,205	—	—	10,205
Affiliated Partnership	—	359,951	—	359,951
Cash Equivalent	198,759	—	—	198,759

Total Investments in Securities	$8,207,794	$363,933	$—	$8,571,727

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$5,929	$—	$—	$5,929
Forwards Contracts *
Unrealized Appreciation	—	1,780	—	1,780

Total Other Financial Instruments	$5,929	$1,780	$—	$7,709

* Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

^ A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended May 31, 2018, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	85

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

World Equity Ex-US Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2018	Dividend Income
SEI Liquidity Fund, L.P.	$466,306	$2,493,664	$(2,600,030)	$(19)	$30	$359,951	$3,471
SEI Daily Income Trust, Government Fund, CI F	214,334	1,103,433	(1,119,008)	—	—	198,759	2,403

Totals	$680,640	$3,597,097	$(3,719,038)	$(19)	$30	$558,710	$5,874

The accompanying notes are an integral part of the financial statements.

86	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Screened World Equity Ex-US Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.2%

Argentina — 0.6%
MercadoLibre Inc	0.6%	2,086	$607
Other Securities	0.0		39

			646

Australia — 2.8%
Other Securities ‡	2.8		3,106

Austria — 1.8%
Other Securities	1.8		2,018

Belgium — 0.3%
Other Securities	0.3		320

Brazil — 1.0%
Other Securities	1.0		1,056

Canada — 5.9%
Bank of Montreal	0.5	7,700	596
Fairfax Financial Holdings Ltd	0.5	1,003	563
Magna International, Cl A	0.7	11,366	728
Royal Bank of Canada	0.6	8,700	657
Toronto-Dominion Bank/The	0.6	11,700	683
Other Securities	3.0		3,402

			6,629

China — 1.9%
Alibaba Group Holding ADR *	0.5	3,046	603
Other Securities	1.4		1,494

			2,097

Colombia — 0.6%
Other Securities	0.6		681

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Czech Republic — 0.2%
Other Securities	0.2%		$225

Denmark — 1.3%
Other Securities	1.3		1,393

Finland — 2.1%
Neste	0.5	7,014	570
Stora Enso 0YJ, Cl R	0.5	26,593	543
UPM-Kymmene 0YJ	0.5	14,606	536
Other Securities	0.6		717

			2,366

France — 5.0%
Edenred	0.5	16,513	529
Safran	0.6	5,421	646
Other Securities	3.9		4,438

			5,613

Germany — 5.4%
Continental AG	0.9	3,767	955
Deutsche Boerse AG	0.6	4,806	642
SAP SE	1.2	12,187	1,370
Other Securities (A)	2.7		3,091

			6,058

Greece — 0.2%
Other Securities	0.2		171

Hong Kong — 4.0%
Anhui Conch Cement, Cl H	0.8	151,500	929
Hong Kong Exchanges & Clearing Ltd	0.7	23,500	760
Other Securities	2.5		2,811

			4,500

Hungary — 0.1%
Other Securities	0.1		160

India — 1.7%
HDFC Bank Ltd ADR	0.6	6,447	686
Infosys ADR	0.5	29,866	543
Other Securities (A)	0.6		690

			1,919

Indonesia — 0.3%
Other Securities	0.3		367

SEI Institutional Investments Trust / Annual Report / May 31, 2018	87

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Screened World Equity Ex-US Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Ireland — 1.0%
Ryanair Holdings PLC ADR *	0.5%	4,485	$520
Other Securities	0.5		571

			1,091

Israel — 1.0%
Other Securities	1.0		1,068

Italy — 1.6%
Other Securities	1.6		1,798

Japan — 10.2%
Denso	0.7	17,000	828
Hitachi Ltd	0.7	110,000	806
Japan Exchange Group Inc	0.5	28,400	541
Nippon Telegraph & Telephone Corp	0.5	11,470	539
Other Securities	7.8		8,659

			11,373

Luxembourg — 0.1%
Other Securities	0.1		138

Malaysia — 0.6%
Other Securities	0.6		638

Mexico — 0.4%
Other Securities	0.4		414

Netherlands — 2.6%
Heineken	0.5	5,265	526
Heineken Holding	0.5	5,529	538
Koninklijke DSM	0.5	5,342	531
Other Securities	1.1		1,323

			2,918

Norway — 1.9%
DNB ASA	0.6	37,299	668
Equinor ASA	0.9	37,960	999
Other Securities	0.4		473

			2,140

Panama — 0.5%
Other Securities	0.5		536

Peru — 0.5%
Other Securities	0.5		552

Philippines — 0.1%
Other Securities	0.1		92

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Poland — 0.3%
Other Securities	0.3%		$280

Portugal — 0.2%
Other Securities	0.2		222

Qatar — 0.1%
Other Securities	0.1		144

Russia — 0.5%
Other Securities	0.5		574

Singapore — 2.3%
DBS Group Holdings Ltd	1.2	61,800	1,311
United Overseas Bank Ltd	0.5	26,974	567
Other Securities	0.6		667

			2,545

South Africa — 1.6%
Naspers, Cl N	0.8	3,483	832
Other Securities	0.8		920

			1,752

South Korea — 3.8%
Samsung Electronics Co Ltd	2.3	53,600	2,521
SK Hynix	0.5	6,279	544
Other Securities	1.0		1,210

			4,275

Spain — 2.1%
Amadeus IT Group, Cl A	1.0	13,962	1,106
Other Securities	1.1		1,209

			2,315

Sweden — 2.4%
Atlas Copco, Cl B	0.5	15,458	558
Volvo, Cl B	0.5	34,931	600
Other Securities	1.4		1,483

			2,641

Switzerland — 4.3%
Nestle SA	0.9	13,722	1,038
Novartis AG ADR	0.5	7,690	573
Roche Holding AG	0.5	2,688	577
Other Securities	2.4		2,584

			4,772

88	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Taiwan — 3.3%
Taiwan Semiconductor Manufacturing Co Ltd	0.7%	97,000	$725
Taiwan Semiconductor Manufacturing Co Ltd ADR	0.8	22,171	858
Other Securities	1.8		2,125

			3,708

Thailand — 1.2%
PTT Exploration & Production PCL	0.5	126,400	532
Other Securities	0.7		855

			1,387

Turkey — 0.7%
Other Securities	0.7		797

United Kingdom — 9.4%
Diageo PLC	0.6	18,798	691
HSBC Holdings PLC	0.9	103,428	992
Rio Tinto PLC	0.9	17,403	982
Rio Tinto PLC ADR	0.4	8,628	489
Other Securities	6.6		7,370

			10,524

United States — 4.3%
Carnival Corp, Cl A	0.5	9,611	599
Core Laboratories NV	0.5	4,916	610
Equinor ADR	0.6	23,725	623
ICON PLC *	1.6	13,438	1,733
Other Securities	1.1		1,215

			4,780

Total Common Stock (Cost $88,342) ($ Thousands)			102,799

PREFERRED STOCK — 0.6%

Brazil — 0.3%
Other Securities	0.3		300

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)

Germany — 0.3%
Other Securities	0.3%		$302

Spain — 0.0%
Other Securities	0.0		75
Total Preferred Stock (Cost $689) ($ Thousands)			677

PARTICIPATION NOTE — 0.3%

Luxembourg — 0.3%
Other Securities	0.3		355
Total Participation Note (Cost $269) ($ Thousands)			355

RIGHTS — 0.0%

Austria — 0.0%
Other Securities	0.0		1

Total Rights (Cost $—) ($ Thousands)			1

CASH EQUIVALENT — 3.9%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	3.9	4,360,965	4,361

Total Cash Equivalent (Cost $4,361) ($ Thousands)			4,361

Total Investments in Securities — 97.0% (Cost $93,661) ($ Thousands)			$108,193

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
DJ Euro Stoxx 50 Index	44	Jun-2018	$1,812	$1,750	$(6)
FTSE 100 Index	10	Jun-2018	1,030	1,021	(2)
Hang Seng Index	2	Jun-2018	386	389	3
S&P TSX 60 Index	3	Jun-2018	443	439	(2)
SPI 200 Index	2	Jun-2018	229	228	(2)
TOPIX Index	8	Jun-2018	1,302	1,285	(29)

			$5,202	$5,112	$(38)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	89

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Screened World Equity Ex-US Fund (Concluded)

Percentages are based on a Net Assets of $111,582 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2018.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $421 ($ Thousands), representing 0.4% of the Net Assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

DJ — Dow Jones

FTSE — Financial Times and Stock Exchange

S&P — Standard & Poor’s

SPI — Share Price Index

TOPIX — Tokyo Price Index

TSX — Toronto Stock Exchange

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$102,799	$–	$–	$102,799
Preferred Stock	677	–	–	677
Participation Note	–	355	–	355
Rights	1	–	–	1
Cash Equivalent	4,361	–	–	4,361

Total Investments in Securities	$107,838	$355	$–	$108,193

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$3	$—	$—	$3
Unrealized Depreciation	(41)	—	—	(41)

Total Other Financial Instruments	$(38)	$—	$—	$(38)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$3,119	$24,147	$(22,905)	$4,361	$34

The accompanying notes are an integral part of the financial statements.

90	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.1%

Australia — 0.7%
Other Securities ‡	0.7%		$8,463

Austria — 0.2%
Other Securities	0.2		1,918

Belgium — 0.1%
Other Securities	0.1		1,471

Brazil — 0.1%
Other Securities	0.1		1,411

Canada — 1.6%
Canadian National Railway	0.7	108,764	9,076
Other Securities (A)	0.9		11,177

			20,253

Chile — 0.1%
Other Securities	0.1		823

China — 0.5%
Other Securities	0.5		6,537

Czech Republic — 0.0%
Other Securities	0.0		283

Denmark — 0.8%
Other Securities (A)	0.8		9,451

Egypt — 0.0%
Other Securities	0.0		195

Finland — 0.5%
Other Securities	0.5		6,795

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

France — 5.5%
Kering	0.5%	10,495	$5,999
Sanofi	0.5	75,000	5,746
Other Securities †	4.5		56,878
			68,623

Germany — 2.0%
MTU Aero Engines AG	0.8	53,391	10,078
Other Securities (A)	1.2		15,212

			25,290

Greece — 0.1%
Other Securities	0.1		636

Hong Kong — 0.9%
Other Securities (A)	0.9		10,733

Hungary — 0.0%
Other Securities	0.0		435

India — 0.3%
Other Securities	0.3		3,261

Indonesia — 0.1%
Other Securities	0.1		1,300

Ireland — 0.3%
Other Securities	0.3		3,834

Israel — 0.0%
Other Securities	0.0		570

Italy — 1.6%
Other Securities (A)	1.6		19,342

SEI Institutional Investments Trust / Annual Report / May 31, 2018	91

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Japan — 16.8%
Asahi Group Holdings	0.6%	148,307	$7,775
Central Japan Railway Co	0.8	44,863	9,295
Dai-ichi Life Holdings	0.5	305,300	5,706
Daito Trust Construction	0.7	56,397	9,224
Honda Motor	0.5	186,800	5,927
ITOCHU Corp	0.6	369,648	6,961
JFE Holdings	0.5	315,900	6,548
KDDI Corp	0.6	246,500	6,683
Mazda Motor	0.5	487,300	6,145
Mitsubishi Heavy Industries	0.5	171,000	6,485
Mizuho Financial Group	0.5	3,513,000	6,134
Nippon Steel & Sumitomo Metal	0.5	295,400	6,206
Nippon Telegraph & Telephone Corp	0.4	117,300	5,513
Nissan Motor Co Ltd	0.5	641,300	6,378
Sumitomo Electric Industries	0.5	375,900	5,690
Sumitomo Mitsui Financial Group	0.5	148,700	6,163
Sumitomo Mitsui Trust Holdings	0.5	153,900	6,434
Other Securities	7.6		94,619

			207,886

Luxembourg — 0.4%
Trinseo SA	0.4	76,000	5,495
Other Securities	0.0		68

			5,563

Malaysia — 0.1%
Other Securities	0.1		1,142

Mexico — 0.0%
Other Securities	0.0		341

Netherlands — 1.5%
Koninklijke Vopak	0.4	110,439	5,414
Royal Dutch Shell, Cl A	0.6	211,000	7,311
Other Securities	0.5		6,057

			18,782

New Zealand — 0.1%
Other Securities	0.1		1,067

Norway — 0.1%
Other Securities	0.1		1,179

Peru — 0.1%
Other Securities	0.1		847

Poland — 0.4%
Other Securities	0.4		4,915

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Portugal — 0.0%
Other Securities	0.0%		$316

Puerto Rico — 0.0%
Other Securities	0.0		277

Romania — 0.6%
Other Securities	0.6		7,903

Russia — 2.1%
Other Securities (A)	2.1		25,504

Singapore — 0.3%
Other Securities ‡	0.3		3,793

Slovenia — 0.4%
Other Securities	0.4		4,334

South Africa — 0.2%
Other Securities ‡	0.2		2,265

South Korea — 1.4%
Samsung Electronics GDR (A)	0.8	8,249	9,700
Other Securities (A)	0.6		7,412

			17,112

Spain — 0.6%
Other Securities	0.6		7,526

Sweden — 0.5%
Other Securities (A)	0.5		6,178

Switzerland — 1.5%
Other Securities (A)	1.5		18,253

Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co Ltd ADR	0.5	163,530	6,329
Other Securities	0.3		3,632

			9,961

Thailand — 0.2%
Other Securities	0.2		1,954

Turkey — 0.6%
Other Securities (A)	0.6		7,939

92	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United Kingdom — 5.5%
BP PLC	0.6%	895,000	$6,863
GlaxoSmithKline PLC	0.4	260,000	5,273
Next PLC	0.6	91,911	7,094
WH Smith PLC	0.5	234,818	6,056
Other Securities ‡(A)	3.4		42,943

			68,229

United States — 46.5%
Aetna Inc	0.8	54,875	9,665
Aflac Inc	0.8	228,148	10,280
American International Group Inc	0.5	116,718	6,162
Applied Materials Inc	0.7	169,285	8,596
Aptiv PLC	0.7	90,694	8,843
Boeing Co/The	0.8	26,952	9,491
Cigna Corp	0.8	61,695	10,449
Fiat Chrysler Automobiles *	0.5	262,000	6,086
General Motors Co	1.0	296,406	12,657
Goldman Sachs Group Inc/The	0.6	33,027	7,460
Mastercard Inc, Cl A	0.5	34,810	6,618
Microsoft Corp	0.5	68,019	6,723
O’Reilly Automotive Inc *	0.6	25,817	6,955
PayPal Holdings Inc *	0.8	120,449	9,885
Southwest Airlines Co	0.7	166,077	8,483
Time Warner Inc	0.8	103,632	9,758
Union Pacific Corp	0.7	60,264	8,603
United Technologies Corp	0.8	78,304	9,774
UnitedHealth Group Inc	0.9	48,472	11,706
Visa Inc, Cl A	0.5	47,011	6,145
Other Securities ‡(B)	32.5		402,332

			576,671

Total Common Stock (Cost $1,115,928) ($ Thousands)			1,191,561

PREFERRED STOCK — 0.2%

Brazil — 0.1%
Other Securities	0.1		816

Chile — 0.0%
Other Securities	0.0		82

Croatia — 0.1%
Other Securities	0.1		683

Germany — 0.0%
Other Securities	0.0		509

Total Preferred Stock (Cost $2,317) ($ Thousands)			2,090

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	1.2%	14,640,048	$14,640

Total Cash Equivalent (Cost $14,640) ($ Thousands)			14,640

Total Investments in Securities — 97.5% (Cost $1,132,885) ($ Thousands)			$1,208,291

PURCHASED OPTIONS(C) — 0.0%

Total Purchased Options (Cost $683) ($ Thousands)			$266

SEI Institutional Investments Trust / Annual Report / May 31, 2018	93

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

A list of the open option contracts held by the Fund at May 31, 2018, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
June 18 Put NOK Call JPY*	42,189,576	$560,178	$ 13.37	06/16/18	$41
June 18 Put NOK Call JPY*	8,087,660	107,385	13.37	06/16/18	8
June 18 Put NOK Call JPY*	2,556,944	33,950	13.37	06/16/18	3
June 18 Put NZD Call JPY*	9,588,540	730,943	75.50	06/16/18	3
June 18 Put NZD Call JPY*	6,392,360	487,295	75.40	06/16/18	1
June 18 Put NZD Call JPY*	11,186,630	852,767	75.35	06/16/18	8
June 18 Put USD Call JPY*	15,980,900	1,736,245	109.00	06/16/18	77
June 18 Put USD Call JPY*	9,588,540	1,041,747	109.10	06/16/18	53
May 18 Put USD Call JPY*	14,382,810	1,562,620	108.90	06/16/18	32

		7,113,130			226

Call Options
June 18 Call AUD Put USD*	9,588,540	7,255	0.76	06/16/18	7
June 18 Call AUD Put USD*	6,392,360	4,837	0.76	06/16/18	4
June 18 Call CAD Put JPY*	8,949,304	749,535	84.90	06/16/18	–
June 18 Call GBP Put JPY*	6,392,360	924,136	147.10	06/16/18	4
June 18 Call GBP Put JPY*	6,392,360	924,137	147.05	06/16/18	4
June 18 Call USD Put JPY*	9,381,810	1,019,287	108.90	06/16/18	21

		3,629,187			40

Total Purchased Options		$10,742,317			$266

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
DJ Euro Stoxx 50 Index	(145)	Jun-2018	$(5,976)	$(5,767)	$110
FTSE 100 Index	(25)	Jun-2018	(2,569)	(2,552)	(26)
Hang Seng Index	39	Jun-2018	7,554	7,581	26
MSCI Emerging Markets E-MINI	486	Jun-2018	28,538	27,257	(1,280)
MSCI Singapore Index	97	Jun-2018	2,905	2,839	(74)
OMX Index	9	Jun-2018	160	157	(3)
S&P 500 Index E-MINI	404	Jun-2018	54,200	54,651	451
S&P TSX 60 Index	132	Jun-2018	18,744	19,320	702
SPI 200 Index	132	Jun-2018	15,340	15,022	200
TOPIX Index	(570)	Jun-2018	(91,645)	(91,524)	(1,673)

			$27,251	$26,984	$(1,567)

94	SEI Institutional Investments Trust / Annual Report / May 31, 2018

A list of the open forward foreign currency contracts held by the Fund at May 31, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/29/18	USD	65	RON	260	$—
Brown Brothers Harriman	06/29/18	USD	238	RON	940	(2)
Brown Brothers Harriman	06/29/18	USD	28	CZK	617	—
Brown Brothers Harriman	06/29/18	USD	278	CZK	6,102	(1)
Brown Brothers Harriman	06/29/18	USD	5	HUF	1,473	—
Brown Brothers Harriman	06/29/18	USD	512	HUF	139,165	(2)
Brown Brothers Harriman	06/29/18	USD	789	NZD	1,140	11
Brown Brothers Harriman	06/29/18	NZD	1,348	USD	933	(13)
Brown Brothers Harriman	06/29/18	NOK	1,107	USD	137	1
Brown Brothers Harriman	06/29/18	NOK	419	USD	51	—
Brown Brothers Harriman	06/29/18	USD	1,937	ILS	6,902	2
Brown Brothers Harriman	06/29/18	USD	12	ILS	42	—
Brown Brothers Harriman	06/29/18	USD	31	PLN	116	—
Brown Brothers Harriman	06/29/18	USD	2,176	PLN	7,994	(13)
Brown Brothers Harriman	06/29/18	USD	2,276	TRY	10,897	101
Brown Brothers Harriman	06/29/18	USD	260	TRY	1,176	(3)
Brown Brothers Harriman	06/29/18	USD	32	NOK	258	—
Brown Brothers Harriman	06/29/18	USD	2,783	NOK	22,503	(29)
Brown Brothers Harriman	06/29/18	ILS	25	USD	7	—
Brown Brothers Harriman	06/29/18	ILS	4,700	USD	1,319	(2)
Brown Brothers Harriman	06/29/18	USD	7,694	MXN	152,837	(90)
Brown Brothers Harriman	06/29/18	USD	373	DKK	2,385	2
Brown Brothers Harriman	06/29/18	USD	7,572	DKK	48,018	(26)
Brown Brothers Harriman	06/29/18	SGD	63	USD	47	—
Brown Brothers Harriman	06/29/18	SGD	8,038	USD	5,998	(17)
Brown Brothers Harriman	06/29/18	USD	118	SEK	1,043	—
Brown Brothers Harriman	06/29/18	USD	11,498	SEK	100,454	(98)
Brown Brothers Harriman	06/29/18	AUD	194	USD	147	—
Brown Brothers Harriman	06/29/18	AUD	11,463	USD	8,667	(6)
Brown Brothers Harriman	06/29/18	USD	14,616	HKD	114,605	5
Brown Brothers Harriman	06/29/18	USD	2	HKD	19	—
Brown Brothers Harriman	06/29/18	PLN	19,161	USD	5,215	31
Brown Brothers Harriman	06/29/18	PLN	169	USD	45	—
Brown Brothers Harriman	06/29/18	CHF	21,121	USD	21,360	(179)
Brown Brothers Harriman	06/29/18	USD	21,623	SGD	28,976	60
Brown Brothers Harriman	06/29/18	USD	229	SGD	306	—
Brown Brothers Harriman	06/29/18	USD	22,562	ZAR	282,455	(330)
Brown Brothers Harriman	06/29/18	CAD	25,027	USD	19,413	102
Brown Brothers Harriman	06/29/18	CAD	780	USD	601	(1)
Brown Brothers Harriman	06/29/18	HKD	306	USD	39	—
Brown Brothers Harriman	06/29/18	HKD	25,820	USD	3,293	(1)
Brown Brothers Harriman	06/29/18	USD	28,182	AUD	37,270	18
Brown Brothers Harriman	06/29/18	USD	348	AUD	460	—
Brown Brothers Harriman	06/29/18	MXN	32,447	USD	1,634	19

SEI Institutional Investments Trust / Annual Report / May 31, 2018	95

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Concluded)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/29/18	CZK	33,074	USD	1,504	$5
Brown Brothers Harriman	06/29/18	CZK	623	USD	28	—
Brown Brothers Harriman	06/29/18	USD	34,178	CHF	33,797	288
Brown Brothers Harriman	06/29/18	RON	34,489	USD	8,728	90
Brown Brothers Harriman	06/29/18	RON	227	USD	57	—
Brown Brothers Harriman	06/29/18	USD	483	CAD	626	—
Brown Brothers Harriman	06/29/18	USD	37,958	CAD	48,938	(197)
Brown Brothers Harriman	06/29/18	ZAR	40,674	USD	3,246	44
Brown Brothers Harriman	06/29/18	GBP	45,865	USD	61,430	328
Brown Brothers Harriman	06/29/18	GBP	1,028	USD	1,366	(3)
Brown Brothers Harriman	06/29/18	TRY	102	USD	23	—
Brown Brothers Harriman	06/29/18	TRY	56,372	USD	11,648	(652)
Brown Brothers Harriman	06/29/18	DKK	67,896	USD	10,707	36
Brown Brothers Harriman	06/29/18	DKK	2,045	USD	320	(1)
Brown Brothers Harriman	06/29/18	USD	1,554	GBP	1,169	3
Brown Brothers Harriman	06/29/18	USD	72,594	GBP	54,200	(388)
Brown Brothers Harriman	06/29/18	SEK	82,266	USD	9,416	80
Brown Brothers Harriman	06/29/18	SEK	2,121	USD	239	(2)
Brown Brothers Harriman	06/29/18	HUF	87,845	USD	323	1
Brown Brothers Harriman	06/29/18	HUF	3,735	USD	14	—
Brown Brothers Harriman	06/29/18	USD	846	CNY	5,430	—
Brown Brothers Harriman	06/29/18	USD	101,841	CNY	650,574	(494)
Brown Brothers Harriman	06/29/18	USD	110,979	JPY	12,077,389	401
Brown Brothers Harriman	06/29/18	USD	5,581	EUR	4,795	28
Brown Brothers Harriman	06/29/18	USD	140,347	EUR	119,463	(626)
Brown Brothers Harriman	06/29/18	EUR	154,592	USD	181,617	811
Brown Brothers Harriman	06/29/18	EUR	3,050	USD	3,549	(19)
Brown Brothers Harriman	06/29/18	CNY	503,864	USD	78,876	385
Brown Brothers Harriman	06/29/18	CNY	13,410	USD	2,087	(2)
Brown Brothers Harriman	06/29/18	JPY	24,615,194	USD	226,177	(830)
Standard Chartered	06/25/18	USD	8,097	KRW	8,753,004	22
Standard Chartered	06/25/18	KRW	8,779,647	USD	8,097	(47)

						$(1,200)

Percentages are based on Net Assets of $1,239,095 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2018.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $15,864 ($ Thousands), representing 1.3% of the Net Assets of the Fund.

(B)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $432 ($ Thousands), or 0.0% of the net assets of the Fund (See Note 2).
(C)	Refer to table below for details on Options Contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CNY — Chinese Yuan Onshore

CZK — Czech Koruna

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

HUF — Hungarian Forint

ILS — Israeli New Sheckels

JPY — Japanese Yen

KRW — Korean Won

MSCI — Morgan Stanley Capital International

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

PJSC — Public Joint-Stock Company

PLN — Polish Zloty

96	SEI Institutional Investments Trust / Annual Report / May 31, 2018

RON — Romanian Leu

S&P — Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TOPIX — Tokyo Price Index

TRY — Turkish Lira

TSX — Toronto Stock Exchange

USD — United States Dollar

ZAR — South African Rand

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,185,099	$6,462	$–	$1,191,561
Preferred Stock	1,407	683	–	2,090
Cash Equivalent	14,640	–	–	14,640

Total Investments in Securities	$1,201,146	$7,145	$–	$1,208,291

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$266	$—	$—	$266
Futures Contracts *
Unrealized Appreciation	1,489	—	—	1,489
Unrealized Depreciation	(3,056)	—	—	(3,056)
Forwards Contracts *
Unrealized Appreciation	—	2,874	—	2,874
Unrealized Depreciation	—	(4,074)	—	(4,074)

Total Other Financial Instruments	$(1,301)	$(1,200)	$—	$(2,501)

* Futures contracts and Forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the period ended May 31, 2018, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the period ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the period ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$—	$312,152	$(297,512)	$14,640	$147

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	97

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Equity Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 90.4%

Argentina — 2.1%
Grupo Financiero Galicia SA ADR	0.5%	128,785	$5,446
Other Securities	1.6		17,103

			22,549

Austria — 0.1%
Other Securities	0.1		1,456

Bangladesh — 0.5%
Other Securities	0.5		5,273

Bermuda — 0.1%
Other Securities	0.1		837

Botswana — 0.0%
Other Securities	0.0		226

Brazil — 3.0%
Vale SA ADR, Cl B	0.4	349,387	4,752
Other Securities	2.6		28,586

			33,338

British Virgin Islands — 0.1%
Other Securities	0.1		1,431

Canada — 0.8%
Other Securities	0.8		8,900

Chile — 0.4%
Other Securities	0.4		4,703

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

China — 9.3%
Alibaba Group Holding ADR *	2.0%	109,963	$21,774
China Petroleum & Chemical Corp, Cl H	0.6	6,434,000	6,291
Kingdee International Software Group Co Ltd	0.6	5,746,000	6,307
Ping An Insurance Group of China, Cl H	0.6	715,000	7,009
YY Inc ADR *	0.5	41,929	4,886
Other Securities	5.0		55,796

			102,063

Colombia — 0.9%
Bancolombia SA ADR, Cl R	0.5	128,949	5,981
Other Securities	0.4		4,031

			10,012

Czech Republic — 0.3%
Other Securities	0.3		3,080

Egypt — 0.7%
Other Securities (A)	0.7		7,925

Greece — 0.4%
Other Securities	0.4		3,870

Hong Kong — 14.5%
Anhui Conch Cement, Cl H	0.4	722,500	4,430
Bank of China Ltd, Cl H	0.7	13,799,000	7,212
China Construction Bank Corp, Cl H	1.6	16,814,000	16,977
Industrial & Commercial Bank of China Ltd, Cl H	0.4	5,282,000	4,377
Tencent Holdings	2.7	586,128	29,829
Other Securities (A)	8.7		95,474

			158,299

Hungary — 0.1%
Other Securities	0.1		1,379

India — 6.6%
HDFC Bank Ltd ADR	0.6	62,936	6,698
Hindustan Unilever Ltd	0.5	242,385	5,788
Infosys Ltd	0.4	246,546	4,500
Tata Consultancy Services Ltd	0.5	228,476	5,895
Other Securities (A)	4.6		49,500

			72,381

Indonesia — 1.9%
Other Securities	1.9		21,209

98	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Italy — 0.1%
Other Securities	0.1%		$653

Ivory Coast — 0.1%
Other Securities	0.1		1,293

Kenya — 0.7%
Other Securities	0.7		7,555

Kuwait — 0.4%
National Bank of Kuwait SAKP	0.4	1,925,513	4,605

Luxembourg — 0.2%
Mouwasat Medical Services Co *	0.2	50,264	2,443

Malaysia — 1.3%
Other Securities	1.3		13,720

Mauritius — 0.1%
Other Securities	0.1		1,333

Mexico — 1.6%
Other Securities	1.6		17,644

Morocco — 0.3%
Other Securities	0.3		3,798

Nigeria — 0.6%
Zenith Bank PLC	0.5	68,040,508	4,810
Other Securities	0.1		1,513

			6,323

Norway — 0.0%
Other Securities	0.0		370

Oman — 0.1%
Other Securities	0.1		1,347

Pakistan — 0.2%
Other Securities	0.2		1,854

Panama — 0.7%
Copa Holdings SA, Cl A	0.4	40,381	4,474
Other Securities	0.3		2,802

			7,276

Peru — 1.3%
Credicorp	0.9	42,539	9,419
Other Securities	0.4		4,718

			14,137

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Philippines — 3.2%
Ayala Corp	0.4%	273,000	$4,885
BDO Unibank Inc	0.5	2,070,285	5,143
Robinsons Land Corp	0.5	11,904,032	4,996
Other Securities	1.8		19,490

			34,514

Poland — 1.0%
Other Securities (A)	1.0		10,816

Qatar — 0.1%
Other Securities	0.1		1,186

Romania — 0.6%
Banca Transilvania SA	0.6	10,090,869	6,015

Russia — 2.0%
LUKOIL PJSC ADR	0.5	76,744	5,122
Sberbank of Russia PJSC ADR	0.4	356,655	5,129
Yandex NV, Cl A *	0.6	193,899	6,499
Other Securities	0.5		5,422

			22,172

South Africa — 2.5%
Other Securities	2.5		27,651

South Korea — 10.1%
KB Financial Group Inc	0.5	107,739	5,177
NCSoft Corp	0.5	17,038	5,580
Samsung Electronics Co Ltd	1.7	402,067	18,911
SK Hynix	0.8	97,008	8,405
SK Innovation Co Ltd	0.6	32,353	6,183
Other Securities (A)	6.0		65,742

			109,998

Spain — 0.2%
Other Securities (A)	0.2		2,321

Sri Lanka — 0.0%
Other Securities	0.0		115

Sweden — 0.1%
Other Securities	0.1		910

Switzerland — 0.4%
Wizz Air Holdings Plc *(A)	0.4	90,902	4,115

SEI Institutional Investments Trust / Annual Report / May 31, 2018	99

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Equity Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Taiwan — 8.5%
Airtac International Group	0.4%	259,630	$4,463
Catcher Technology Co Ltd	0.6	553,000	6,432
Taiwan Semiconductor Manufacturing Co Ltd	0.7	1,088,000	8,134
Taiwan Semiconductor Manufacturing Co Ltd ADR	1.8	511,708	19,803
Other Securities	5.0		53,777

			92,609

Thailand — 2.8%
PTT	0.5	3,739,700	6,108
Other Securities	2.3		24,822

			30,930

Turkey — 1.2%
Other Securities (A)	1.2		13,236

United Arab Emirates — 2.3%
Dubai Islamic Bank PJSC	0.4	3,069,097	4,236
Emaar Development PJSC *	0.5	4,066,801	5,868
Emaar Properties PJSC	0.5	3,979,050	5,633
Other Securities	0.9		9,446

			25,183

United Kingdom — 2.6%
Halyk Savings Bank of Kazakhstan JSC GDR	0.7	633,079	7,629
Tullow Oil PLC *	0.5	1,628,950	5,473
Vivo Energy *(A)	0.4	1,975,838	4,601
Other Securities (A)	1.0		10,794

			28,497

United States — 1.3%
Other Securities	1.3		14,487

Vietnam — 2.0%
Other Securities (A)	2.0		21,586
Total Common Stock (Cost $831,460) ($ Thousands)			989,623

		Number of Participation Notes

PARTICIPATION NOTES * — 4.9%

Cayman Islands — 0.2%
Other Securities	0.2		2,323

Chile — 0.2%
Other Securities	0.2		2,784

Description	Percentage of Net Assets (%)	Number of Participation Notes	Market Value ($ Thousands)

PARTICIPATION NOTES (continued)

Colombia — 0.1%
Other Securities	0.1%		$1,047

India — 1.0%
Other Securities	1.0		10,714

Ireland — 0.0%
Other Securities	0.0		598

Kuwait — 0.5%
National Bank of Kuwait SAKP, Expires 11/20/18	0.4	1,801	4,288
Other Securities	0.1		1,092
			5,380

Luxembourg — 1.2%
Emaar Misr for Development SAE, Expires 04/18/19	0.2	9,394	2,121
National Commercial Bank, Expires 10/21/20	0.5	419	5,220
Palm Hills Developments SAE, Expires 04/18/19	0.3	11,118	2,953
Other Securities	0.2		2,729
			13,023

Pakistan — 0.2%
Other Securities	0.2		2,380

Saudi Arabia — 0.3%
Other Securities	0.3		3,091

Sri Lanka — 0.3%
Other Securities	0.3		2,892

United Kingdom — 0.2%
Other Securities	0.2		2,304

United States — 0.4%
FPT Corp, Expires 09/10/18	0.4	2,045	4,078

Vietnam — 0.3%
Other Securities	0.3		3,469

Total Participation Notes (Cost $47,441) ($ Thousands)			54,083

		Shares

PREFERRED STOCK — 2.1%

Brazil — 1.2%
Itausa - Investimentos Itau SA	0.6	2,170,790	6,546
Other Securities	0.6		6,371

			12,917

100	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)

Colombia — 0.6%
Banco Davivienda SA	0.5%	447,211	$5,318
Other Securities	0.1		778

			6,096

South Korea — 0.3%
Samsung Electronics Co Ltd	0.3	99,278	3,730

Total Preferred Stock (Cost $19,126) ($ Thousands)			22,743

EXCHANGE TRADED FUND — 0.1%
Other Securities	0.1		811
Total Exchange Traded Fund (Cost $823) ($ Thousands)			811

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	0.6	6,519,619	6,520

Total Cash Equivalent (Cost $6,520) ($ Thousands)			6,520

Total Investments in Securities — 98.1% (Cost $905,370) ($ Thousands)			$1,073,780

Percentages are based on a Net Assets of $1,094,294 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2018.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $31,354 ($ Thousands), representing 2.9% of the Net Assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint Stock Company

PJSC — Public Joint Stock Company

PLC — Public Limited Company

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$977,351	$12,272	$—	$989,623
Participation Notes	—	54,083	—	54,083
Preferred Stock	22,743	—	—	22,743
Exchange Traded Fund	811	—	—	811
Cash Equivalent	6,520	—	—	6,520

Total Investments in Securities	$1,007,425	$66,355	$—	$1,073,780

For the year ended May 31, 2018, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of transactions with affiliates for the year ended May 31, 2018 ($ Thousands).

Security Description	Value 05/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$8,465	$157,167	$(159,112)	$6,520	$75

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	101

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES – 32.6%

Automotive – 1.7%

American Credit Acceptance Receivables Trust, Ser 2016-3, Cl B
2.870%, 08/12/2022 (A)	$720	$719
American Credit Acceptance Receivables Trust, Ser 2017-2, Cl A
1.840%, 07/13/2020 (A)	155	155
American Credit Acceptance Receivables Trust, Ser 2017-3, Cl A
1.820%, 03/10/2020 (A)	354	354
AmeriCredit Automobile Receivables Trust, Ser 2015-3, Cl C
2.730%, 03/08/2021	625	625
AmeriCredit Automobile Receivables Trust, Ser 2016-3, Cl A3
1.460%, 05/10/2021	123	122
AmeriCredit Automobile Receivables Trust, Ser 2016-4, Cl A2A
1.340%, 04/08/2020	71	71
AmeriCredit Automobile Receivables Trust, Ser 2017-2, Cl A2A
1.650%, 09/18/2020	162	162
ARI Fleet Lease Trust, Ser 2017-A, Cl A2
1.910%, 04/15/2026 (A)	408	406
ARI Fleet Lease Trust, Ser 2018-A, Cl A2
2.550%,10/15/2026 (A)	250	249
BMW Vehicle Lease Trust, Ser 2017-2, Cl A2A
1.800%, 02/20/2020	260	259

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Canadian Pacer Auto Receivables Trust, Ser 2017-1A, Cl A2A
1.772%, 12/19/2019 (A)	$300	$299
CarMax Auto Owner Trust, Ser 2016-3, Cl C
2.200%, 06/15/2022	630	618
Chesapeake Funding II LLC, Ser 2017-2A, Cl A1
1.990%, 05/15/2029 (A)	470	465
Chesapeake Funding II LLC, Ser 2017-3A, Cl A2
2.259%, VAR ICE LIBOR USD 1 Month+0.340%, 08/15/2029 (A)	1,861	1,860
Chesapeake Funding II LLC, Ser 2017-4A, Cl A1
2.120%, 11/15/2029 (A)	4,025	3,980
CIG Auto Receivables Trust, Ser 2017-1A, Cl A
2.710%, 05/15/2023 (A)	190	189
CPS Auto Receivables Trust, Ser 2017-C, Cl A
1.780%, 09/15/2020 (A)	78	78
CPS Auto Receivables Trust, Ser 2017-D, Cl A
1.870%, 03/15/2021 (A)	180	179
CPS Auto Receivables Trust, Ser 2018-A, Cl A
2.160%, 05/17/2021 (A)	163	163
Credit Acceptance Auto Loan Trust, Ser 2017-2A, Cl A
2.550%, 02/17/2026 (A)	660	654
Credit Acceptance Auto Loan Trust, Ser 2017-3A, Cl A
2.650%, 06/15/2026 (A)	290	287
Drive Auto Receivables Trust, Ser 2018-1, Cl A2
2.230%, 04/15/2020	815	814
Enterprise Fleet Financing LLC, Ser 2016-2, Cl A2
1.740%, 02/22/2022 (A)	332	330
Enterprise Fleet Financing LLC, Ser 2017-2, Cl A2
1.970%, 01/20/2023 (A)	3,187	3,165
Enterprise Fleet Financing LLC, Ser 2017-3, Cl A2
2.130%, 05/22/2023 (A)	400	396
Exeter Automobile Receivables Trust, Ser 2017-3A, Cl A
2.050%,12/15/2021 (A)	169	168
Exeter AutomobiIe Receivables Trust, Ser 2018-1A, Cl A
2.210%, 05/17/2021 (A)	295	294
First Investors Auto Owner Trust, Ser 2016-2A, Cl A2
1.870%, 11/15/2021 (A)	1,000	992
First Investors Auto Owner Trust, Ser 2017-1A, Cl A1
1.690%, 04/15/2021 (A)	82	82

102	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
First Investors Auto Owner Trust, Ser 2017-2A, CI A1
1.860%, 10/15/2021 (A)	$127	$126
Flagship Credit Auto Trust, Ser 2017-2, Cl A
1.850%, 07/15/2021 (A)	257	256
Flagship Credit Auto Trust, Ser 2017-3, Cl A
1.880%, 10/15/2021 (A)	557	553
GLS Auto Receivables Trust, Ser 2016-1A, Cl A
2.730%, 10/15/2020 (A)	43	43
GLS Auto Receivables Trust, Ser 2017-1A, Cl A2
2.670%, 04/15/2021 (A)	492	491
GLS Auto Receivables Trust, Ser 2018-1A, Cl A
2.820%, 07/15/2022 (A)	687	684
GM Financial Automobile Leasing Trust, Ser 2017-3, Cl A3
2.010%, 11/20/2020	200	198
GM Financial Consumer Automobile, Ser 2017-1A, Cl A2A
1.510%, 03/16/2020 (A)	268	267
Huntington Auto Trust, Ser 2015-1, Cl A3
1.240%, 09/16/2019	45	45
Hyundai Auto Lease Securitization Trust, Ser 2017-A, Cl A2A
1.560%, 07/15/2019 (A)	323	322
Mercedes-Benz Auto Lease Trust, Ser 2018-A, CI A2
2.200%, 04/15/2020	265	264
Prestige Auto Receivables Trust, Ser 2017-1A, Cl A3
2.050%, 10/15/2021 (A)	1,200	1,190
Santander Drive Auto Receivables Trust, Ser 2014-2, Cl C
2.330%, 11/15/2019	350	350
Santander Drive Auto Receivables Trust, Ser 2014-3, Cl D
2.650%, 08/17/2020	2,380	2,381
Santander Drive Auto Receivables Trust, Ser 2014-4, Cl C
2.600%, 11/16/2020	188	188
Santander Drive Auto Receivables Trust, Ser 2015-1, Cl C
2.570%, 04/15/2021	1,830	1,830
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl C
2.460%, 03/15/2022	600	597
Santander Drive Auto Receivables Trust, Ser 2017-1, Cl A2
1.490%, 02/18/2020	12	12
Santander Drive Auto Receivables Trust, Ser 2017-2, Cl A2
1.600%, 03/16/2020	127	127

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2018-1, Cl A2
2.100%,11/16/2020	$230	$229
Securitized Term Auto Receivables Trust, Ser 2017-1A, Cl A2A
1.510%, 04/25/2019 (A)	47	47
Securitized Term Auto Receivables Trust, Ser 2017-2A, Cl A2A
1.775%, 01/27/2020 (A)	218	217
Skopos Auto Receivables Trust, Ser 2018-1A, Cl A
3.190%, 09/15/2021 (A)	479	479
Toyota Auto Receivables Owner Trust, Ser 2016- B, Cl A3
1.300%, 04/15/2020	83	83
United Auto Credit Securitization Trust, Ser 2017-1, Cl A
1.890%, 05/10/2019 (A)	86	86
United Auto Credit Securitization Trust, Ser 2018-1, Cl B
2.760%,10/13/2020 (A)	345	344
Westlake Automobile Receivables Trust, Ser 2016-2A, Cl B
2.300%,11/15/2019 (A)	421	421
Westlake Automobile Receivables Trust, Ser 2017-1A, Cl A2
1.780%, 04/15/2020 (A)	144	144
Westlake Automobile Receivables Trust, Ser 2018-1A, Cl A2B
2.169%, VAR ICE LIBOR USD 1 Month +0.250%, 12/15/2020 (A)	640	640
Wheels SPV 2 LLC, Ser 2016-1A, Cl A2
1.590%, 05/20/2025 (A)	1,101	1,096
World Omni Auto Receivables Trust, Ser 2016-B, Cl A2
1.100%, 01/15/2020	33	33

		31,878

Credit Cards – 0.9%
American Express Credit Account Master Trust, Ser 2017-4, Cl A
1.640%, 12/15/2021	1,375	1,364
American Express Credit Account Master Trust, Ser 2017-5, Cl A
2.299%, VAR LIBOR USD 1 Month+0.380%, 02/18/2025	1,500	1,508
Cabela‘s Credit Card Master Note Trust, Ser 2016-1, Cl A1
1.780%, 06/15/2022	640	634
Cabela‘s Credit Card Master Note Trust, Ser 2016-1, Cl A2
2.769%, VAR LIBOR USD 1 Month+0.850%, 06/15/2022	2,000	2,014

SEI Institutional Investments Trust / Annual Report / May 31, 2018	103

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
CARDS II Trust, Ser 2017-1A, Cl A
2.289%, VAR LIBOR USD1 Month+0.370%, 04/18/2022 (A)	$400	$400
Discover Card Execution Note Trust, Ser 2017-A1, Cl A1
2.409%, VAR LIBOR USD 1 Month+0.490%, 07/15/2024	3,100	3,122
Discover Card Execution Note Trust, Ser 2017-A3, Cl A3
2.149%, VAR LIBOR USD 1 Month+0.230%, 10/17/2022	2,200	2,200
Discover Card Execution Note Trust, Ser 2018-A2, Cl A2
2.219%, VAR LIBOR USD 1 Month+0.330%, 08/15/2025	5,000	5,009
Master Credit Card Trust II, Ser 2018-1A, Cl A
2.443%, VAR LIBOR USD 1 Month+0.490%, 07/22/2024 (A)	295	295

		16,546

Mortgage Related Securities — 4.3%

ABFC Trust, Ser 2002-NC1, Cl M1
2.980%, VAR ICE LIBOR USD 1 Month+1.020%, 03/25/2032	3,754	3,759
ABFC Trust, Ser 2005-OPT1, Cl M1
2.650%, VAR ICE LIBOR USD 1 Month+0.690%, 07/25/2035	2,298	2,300
ABFC Trust, Ser 2005-WF1, Cl M1
2.500%, VAR ICE LIBOR USD 1 Month+0.540%, 11/25/2034	3,303	3,302
Accredited Mortgage loan Trust, Ser 2004-4, Cl A1A
2.640%, VAR ICE LIBOR USD 1 Month+0.680%, 01/25/2035	59	59
Accredited Mortgage Loan Trust, Ser 2005-2,
Cl M2
2.620%, VAR ICE LIBOR USD 1 Month+0.660%, 07/25/2035	1,603	1,606
Accredited Mortgage loan Trust, Ser 2006-2,
Cl A4
2.220%, VAR ICE LIBOR USD 1 Month+0.260%, 09/25/2036	7,173	6,972
Accredited Mortgage Loan Trust, Ser 2006-2,
Cl M1
2.230%, VAR ICE LIBOR USD 1 Month+0.270%, 09/25/2036	1,230	1,000
ACE Securities Home Equity Loan Trust,
Ser 2005-SD1, Cl M2
3.210%, VAR ICE LIBOR USD 1 Month+1.250%, 11/25/2050	3,300	3,280

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 20 04-3, Cl M1
2.860%, VAR ICE LIBOR USD 1 Month+0.900%, 09/25/2034	$2,748	$2,774
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
2.680%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2034	152	153
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2005-3, Cl M1
2.430%, VAR ICE LIBOR USD 1 Month+0.470%, 08/25/2035	791	791
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2005-4, Cl M1
2.410%, VAR ICE LIBOR USD 1 Month+0.450%, 10/25/2035	2,914	2,914
Ajax Mortgage loan Trust, Ser 2017-B, Cl A
3.163%, 09/25/2056 (A)(B)	581	572
Asset Backed Securities Home Equity Loan Trust, Ser 2004-HE1, Cl M1
2.969%, VAR ICE LIBOR USD 1 Month+1.050%, 01/15/2034	3,115	3,104
Asset-Backed Securities Home Equity Loan Trust, Ser 2003-HE7, Cl M1
2.894%, VAR ICE LIBOR USD 1 Month+0.975%, 12/15/2033	860	860
Countrywide Asset-Backed Certificates, Ser 2006-58, Cl A3
5.555%, 04/25/2036 (B)	362	361
GMACM Home Equity loan Trust, Ser 2007-HE1, Cl A4
6.952%, 08/25/2037	864	893
GMACM Home Equity Loan Trust, Ser 2007-HE1, Cl A5
6.705%, 08/25/2037	1,097	1,118
GMACM Home Equity Loan Trust, Ser 2007-HE2, Cl A2
6.054%,12125/2037 (B)	1,142	1,113
GMACM Home Equity Loan Trust, Ser 2007-HE2, Cl A3
6.193%,12125/2037 (B)	425	415
GSAA Home Equity Trust, Ser 2005-11, CI2A2
2.280%, VAR ICE LIBOR USD 1 Month+0.320%, 10/25/2035	1,760	1,719
Home Equity Asset Trust, Ser 2004-1, Cl M1
2.905%, VAR ICE LIBOR USD 1 Month+0.945%, 06/25/2034	4,683	4,668

104	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Home Equity Asset Trust, Ser 2005-5, Cl M2
2.725%, VAR ICE LIBOR USD 1 Month+0.765%, 11/25/2035	$2,268	$2,274
Home Equity Asset Trust, Ser 2005-7, Cl M1
2.410%, VAR ICE LIBOR USD 1 Month+0.450%, 01/25/2036	4,087	4,101
Home Equity Asset Trust, Ser 2005-8, Cl M1
2.390%, VAR ICE LIBOR USD 1 Month+0.430%, 02/25/2036	2,664	2,672
Home Equity Asset Trust, Ser 2006-3, Cl M1
2.350%, VAR ICE LIBOR USD 1 Month+0.390%, 07/25/2036	4,060	4,019
Irwin Home Equity Loan Trust, Ser 2006-1, CI 2A3
6.270%, 09/25/2035 (A)	2,178	2,211
New Century Home Equity Loan Trust, Ser 2005-4, Cl M2
2.470%, VAR ICE LIBOR USD 1 Month+0.510%, 09/25/2035	5,000	4,985
New Century Home Equity Loan Trust, Ser 2005-C, Cl A2C
2.210%, VAR ICE LIBOR USD 1 Month+0.250%, 12/25/2035	1,994	1,992
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Ser 2016-T2, Cl AT2
2.575%,10/15/2049 (A)	750	743
New Residential Mortgage LLC, Ser 2018- FNT1, Cl B
3.910%, 05/25/2023 (A)	2,513	2,521
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057 (A)(B)	1,003	1,015
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1A
4.000%,12/25/2057 (A)(B)	1,411	1,425
Option One Mortgage Loan Trust, Ser 2003-4, Cl A1
2.600%, VAR ICE LIBOR USD 1 Month+0.640%, 07/25/2033	1,525	1,510
Option One Mortgage Loan Trust, Ser 2005-5, CI A3
2.170%, VAR ICE LIBOR USD 1 Month+0.210%, 12125/2035	19	19
Option One Mortgage Loan Trust, Ser 2006- 3, CI 2A2
2.060%, VAR ICE LIBOR USD 1 Month+0.100%, 02/25/2037	479	295
RASC Trust, Ser 2005-EMX3, Cl M3
2.420%, VAR ICE LIBOR USD 1 Month+0.460%, 09/25/2035	2,122	2,125

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Terwin Mortgage Trust, Ser 2005-7SL, Cl M1
2.650%, VAR ICE LIBOR USD 1 Month+0.690%, 07/25/2035 (A)	$126	$126
Terwin Mortgage Trust, Ser 2006-1, CI 1A3
2.340%, VAR ICE LIBOR USD 1 Month+0.380%, 01/25/2037 (A)	1,610	1,617
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2005-3, Cl M4
2.845%, VAR ICE LIBOR USD 1 Month+0.885%, 11/25/2035	1,530	1,535

		78,918

Non-Agency Mortgage-Backed Obligations — 3.5%
280 Park Avenue Mortgage Trust, Ser 2017-280P, Cl D
3.455%, VAR LIBOR USD 1 Month+1.537%, 09/15/2034 (A)	3,000	2,996
Alternative Loan Trust, Ser 2007-8CB, Cl A5
2.460%, VAR ICE LIBOR USD 1 Month+0.500%, 05/25/2037	4,000	2,880
BBCMS Mortgage Trust, Ser 2017-GlKS, Cl E
4.769%, VAR LIBOR USD 1 Month+2.850%, 11/15/2034 (A)	4,044	4,047
Bear Stearns Asset-Backed Securities I Trust, Ser 2006-EC1, Cl M1
2.370%, VAR ICE LIBOR USD 1 Month+0.410%, 12/25/2035	776	776
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-PW17, Cl C
5.720%, 06/11/2050 (A)(B)	1,900	1,932
BHMS Mortgage Trust, Ser 2014-ATLS, Cl BFX
4.241%, 07/05/2033 (A)	2,000	2,010
CGDBB Commercial Mortgage Trust, Ser 2017-BIOC, Cl B
2.889%, VAR LIBOR USD 1 Month+0.970%, 07/15/2032 (A)	2,400	2,402
Credit Suisse First Boston Mortgage Securities, Ser 2004-C2, Cl G
6.284%, 05/15/2036 (A)(B)	1,619	1,636
GE Capital Commercial Mortgage, Ser 2005- C4, Cl AJ
5.742%, 11/10/2045 (B)	1,634	1,661
Great Wolf Trust, Ser 2017-WOLF, Cl C
3.389%, VAR LIBOR USD 1 Month+1.320%, 09/15/2034 (A)	5,000	5,011
Hyatt Hotel Portfolio Trust, Ser 2017-HYT2, Cl B
2.875%, VAR LIBOR USD 1 Month+0.957%, 08/09/2032 (A)	3,000	2,998
Hyatt Hotel Portfolio Trust, Ser 2017-HYT2, Cl D
3.773%, VAR LIBOR USD 1 Month+1.854%, 08/09/2032 (A)	3,381	3,390

SEI Institutional Investments Trust / Annual Report / May 31, 2018	105

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
lndyMac INDX Mortgage Loan Trust, Ser 2007-FLX3, Cl A1
2.200%, VAR ICE LIBOR USD 1 Month+0.240%, 06/25/2037	$771	$756
LB-UBS Commercial Mortgage Trust,
Ser 2005-C5, Cl H 5.350%, 09/15/2040 (A)(B)	1,500	1,516
Merrill Lynch Mortgage Investors Trust, Ser 2005-A, Cl A1
2.420%, VAR ICE LIBOR USD 1 Month+0.460%, 03/25/2030	1,588	1,538
MerriII Lynch Mortgage Investors Trust, Ser 2006-FF1, Cl M4
2.330%, VAR ICE LIBOR USD 1 Month+0.370%, 08/25/2036	2,460	2,435
Merrill Lynch Mortgage Investors Trust, Ser 2007-1, Cl 2A1
3.710%, 01/25/2037 (B)	5,166	5,282
Morgan Stanley Capital I Trust, Ser 2004-HE7, Cl M1
2.860%, VAR ICE LIBOR USD 1 Month+0.900%, 08/25/2034	2,949	2,962
Morgan Stanley Capital I Trust, Ser 2017-CLS, Cl D
3.319%, VAR LIBOR USD 1 Month+1.400%, 11/15/2034 (A)	3,400	3,405
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
2.488%, VAR ICE LIBOR USD 1 Month+0.540%, 01/20/2035	3,706	3,665
Stonemont Portfolio Trust, Ser 2017-MONT, Cl B
3.048%, VAR LIBOR USD 1 Month+1.100%, 08/20/2030 (A)	1,450	1,452
Verus Securitization Trust, Ser 2017-SG1A, Cl A1
2.690%,11/25/2047 (A)(B)	3,017	2,992
WaMu Commercial Mortgage Securities Trust, Ser 2006-SL1, Cl B
2.664%,11/23/2043 (A)(B)	1,957	1,847
WaMu Commercial Mortgage Securities Trust, Ser 2007-SL2, Cl B
2.660%, 12/27/2049 (A)(B)	3,949	3,763
WaMu Commercial Mortgage Securities Trust, Ser 2007-SL2, Cl D
3.244%,12/27/2049 (A)(B)	1,500	1,498

		64,850

Other Asset-Backed Securities — 22.2%
ABFC Trust, Ser 2004-0PT5, Cl M1
3.085%, VAR ICE LIBOR USD 1 Month+1125%, 03/25/2034	106	97

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Academic Loan Funding Trust, Ser 2012-1A, CI A2
3.060%, VAR ICE LIBOR USD 1 Month+1.100%, 12/27/2044 (A)	$2,112	$2,111
AccessLex Institute, Ser 2005-1, Cl A4
2.458%, VAR ICE LIBOR USD 3 Month+0.210%, 06/22/2037	1,500	1,446
Ameriquest Mortgage Securities Asset- Backed Pass-Through Certificates, Ser 2004-R2, Cl A1A
2.650%, VAR ICE LIBOR USD 1 Month+0.690%, 04125/2034	1,496	1,500
Ameriquest Mortgage Securities Asset- Backed Pass-Through Certificates, Ser 2005-R11, Cl M1
2.410%, VAR ICE LIBOR USD 1 Month+0.450%, 01/25/2036	3,310	3,305
Ameriquest Mortgage Securities Asset- Backed Pass-Through Certificates, Ser 2005-R7, Cl M2
2.460%, VAR ICE LIBOR USD 1 Month+0.500%, 09/25/2035	2,125	2,133
Ameriquest Mortgage Securities Asset- Backed Pass-Through Certificates, Ser 2005-R9, Cl AF6
5.325%,11/25/2035	26	26
AMMC CLO, Ser 2016-19A, Cl C
5.148%, VAR ICE LIBOR USD 3 Month+2.800%, 10/15/2028 (A)	1,500	1,507
AMMC CLO, Ser 2017-16A, Cl CR
4.698%, VAR ICE LIBOR USD 3 Month+2.350%, 04/14/2029 (A)	2,500	2,501
Apidos CLO XII, Ser 2018-12A, Cl AR
3.118%, VAR ICE LIBOR USD 3 Month+1.080%, 04115/2031 (A)	725	727
Apidos CLO XVII, Ser 2016-17A, Cl A1R
3.663%, VAR ICE LIBOR USD 3 Month+1.310%, 04/17/2026 (A)	1,000	1,000
Ares XXIX CLO, Ser 2017-1A, Cl A1R
3.543%, VAR ICE LIBOR USD 3 Month+1190%, 04/17/2026 (A)	3,425	3,426
Argent Securities Asset-Backed Pass-Through Certificates, Ser 2004-W7, Cl M3
3.040%, VAR ICE LIBOR USD 1 Month+1.080%, 05/25/2034	1,539	1,557
Argent Securities, Ser 2006-W2, Cl A2B
2.150%, VAR ICE LIBOR USD 1 Month+0.190%, 03/25/2036	1,215	727
ARl First LLC, Ser 2012-1A, Cl A1
3.669%, VAR ICE LIBOR USD 1 Month+1.750%, 12/15/2042 (A)	1,040	1,050
Atriurn X, Ser 2013-10A, Cl B2
2.930%, 07/16/2025 (A)	2,500	2,496

106	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Atrium X, Ser 2017-10A, Cl CR
4.298%, VAR ICE LIBOR USD 3 Month+1.950%, 07/16/2025 (A)	$2,500	$2,496
Atrium XI, Ser 2017-11A, Cl BR
3.862%, VAR ICE LIBOR USD 3 Month+1.500%, 10/23/2025 (A)	1,500	1,498
Avery Point IV CLO, Ser 2017-1A, Cl AR
3.460%, VAR ICE LIBOR USD 3 Month+1.100%, 04/25/2026 (A)	630	630
Battalion CLO X, Ser 2016-10A, Cl C
6.609%, VAR ICE LIBOR USD 3 Month+4.250%, 01/24/2029 (A)	2,000	2,015
Bayview Commercial Asset Trust, Ser 2005-3A, Cl M5
2.537%, VAR LIBOR USD 1 Month+0.640%, 11/25/2035 (A)	1,100	1,041
Bayview Commercial Asset Trust, Ser 2007-1, Cl A2
2.230%, VAR LIBOR USD 1 Month+0.270%, 03/25/2037 (A)	717	666
Bayview Opportunity Master Fund Illa Trust, Ser 2017-RN7, Cl A1
3.105%, 09/28/2032 (A)	93	93
Bayview Opportunity Master Fund Illa Trust, Ser 2017-RN8, Cl A1
3.352%,11/28/2032 (A)	638	636
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, Cl A
3.500%,10/28/2057 (A)(B)	976	993
Betony CLO, Ser 2016-1A, Cl CR
5.198%, VAR ICE LIBOR USD 3 Month+2.850%, 04/15/2027 (A)	1,500	1,500
Black Diamond CLO, Ser 2017-1A, Cl A1A
3.649%, VAR ICE LIBOR USD 3 Month+1.290%, 04/24/2029 (A)	2,000	2,010
BlueMountain CLO, Ser 2016-4A, Cl A1R
3.334%, VAR ICE LIBOR USD 3 Month+1.350%, 11/30/2026 (A)	4,137	4,135
BlueMountain CLO, Ser 2017-1A, Cl A1R
3.619%, VAR ICE LIBOR USD 3 Month+1.260%, 04/30/2026 (A)	6,455	6,454
BlueMountain CLO, Ser 2017-2A, Cl A1R
3.542%, VAR ICE LIBOR USD 3 Month+1.180%, 10/22/2030 (A)	2,425	2,428
Bravo Mortgage Asset Trust, Ser 2006-1A, Cl A2
2.200%, VAR ICE LIBOR USD 1 Month+0.240%, 07/25/2036 (A)	589	587
Brazos, Student Finance, Ser 2010-1, Cl A1
3.186%, VAR ICE LIBOR USD 3 Month+0.900%, 06/25/2035	1,555	1,561
CAL Funding Ill, Ser 2017-1A, Cl A
3.620%, 06/25/2042 (A)	2,228	2,208

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Carlyle Global Market Strategies CLO, Ser 2018-1A, Cl A1R2
3.311%, VAR ICE LIBOR USD 3 Month+0.970%, 04/17/2031 (A)	$650	$651
Cedar Funding VI CLO, Ser 2016-6A, Cl A1
3.829%, VAR ICE LIBOR USD 3 Month+1.470%, 10/20/2028 (A)	3,500	3,509
Cent CLO, Ser 2017-20A, Cl AR
3.460%, VAR ICE LIBOR USD 3 Month+1.100%, 01/25/2026 (A)	1,200	1,200
CIFC Funding, Ser 2017-1A, Cl A1R
3.598%, VAR ICE LIBOR USD 3 Month+1.250%, 07/16/2030 (A)	500	504
CIFC Funding, Ser 2017-3A, Cl C1R
4.262%, VAR ICE LIBOR USD 3 Month+1.900%, 07/22/2026 (A)	5,000	4,992
Citigroup Mortgage Loan Trust, Ser 2005-OPT4, Cl M4
2.540%, VAR ICE LIBOR USD 1 Month+0.580%, 07/25/2035	3,670	3,690
CLUB Credit Trust, Ser 2017-P2, Cl A
2.610%, 01/15/2024 (A)	456	454
CNH Equipment Trust, Ser 2016-C, Cl A2
1.260%, 02/18/2020	157	157
Conn’s Receivables Funding LLC, Ser 2017-B, Cl A
2.730%, 07/15/2020 (A)	101	101
Conseco Finance, Ser 1995-6, Cl B1
7.700%, 09/15/2026	297	303
Conseco Finance, Ser 1997-8, Cl A
6.780%,10/15/2027	414	419
Credit-Based Asset Servicing & Securitization LLC, Ser 2005-CB7, Cl M1
2.575%, VAR ICE LIBOR USD 1 Month+0.615%, 11/25/2035	3,250	3,239
Crestline DenaIi CLO XIV, Ser 2016-1A, Cl A
3.932%, VAR ICE LIBOR USD 3 Month+1.570%, 10/23/2028 (A)	2,000	2,005
Crown Point CLO II, Ser 2017-2A, Cl B1LR
5.148%, VAR ICE LIBOR USD 3 Month+2.800%, 12/31/2023 (A)	1,000	999
CWABS Asset-Backed Certificates Trust, Ser 2004-10, Cl MV3
3.085%, VAR ICE LIBOR USD 1 Month+1.125%, 12/25/2034	3,643	3,701
CWABS Asset-Backed Certificates Trust, Ser 2004-5, Cl 2A
2.460%, VAR ICE LIBOR USD 1 Month+0.500%, 10/25/2034	2,778	2,747
CWABS Asset-Backed Certificates Trust, Ser 2004-5, Cl 3A
2.420%, VAR ICE LIBOR USD 1 Month+0.460%, 09/25/2034	8	8

SEI Institutional Investments Trust / Annual Report / May 31, 2018	107

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
CWABS Asset-Backed Certificates Trust, Ser 2005-3, Cl MV5
2.965%, VAR ICE LIBOR USD 1 Month+1.005%, 08/25/2035	$2,960	$2,987
CWABS Asset-Backed Certificates Trust, Ser 2006-11, Cl 3AV2
2.120%, VAR ICE LIBOR USD 1 Month+0.160%, 09/25/2046	2,896	2,848
CWHEQ Revolving Home Equity Loan Trust, Ser 2006-1, CI 2A
2.059%, VAR ICE LIBOR USD 1 Month+0.140%, 01/15/2037	2,440	2,304
DLL Securitization Trust, Ser 2017-A, Cl A2
1.890%, 07/15/2020 (A)	350	349
Domino’s Pizza Master Issuer LLC, Ser 2017-1A, Cl A21
3.610%, VAR ICE LIBOR USD 3 Month+1.250%, 07/25/2047 (A)	3,970	3,980
Dorchester Park CLO, Ser 2015-1A, Cl A
3.759%, VAR ICE LIBOR USD 3 Month+1.400%, 01/20/2027 (A)	4,000	4,000
Dryden Senior Loan Fund, Ser 2017-37A, Cl AR
2.820%, VAR ICE LIBOR USD 3 Month+1.100%, 01/15/2031 (A)	4,360	4,381
Dryden Senior Loan Fund, Ser 2018-41A, Cl AR
3.318%, VAR ICE LIBOR USD 3 Month+0.970%, 04/15/2031 (A)	3,000	2,992
Dryden XXVIII Senior Loan Fund, Ser 2017-28A, Cl A1LR
3.543%, VAR ICE LIBOR USD 3 Month+1. 200%, 08/15/2030 (A)	5,672	5,678
Educational Funding of the South, Ser 2011-1, Cl A2
3.010%, VAR ICE LIBOR USD 3 Month+0.650%, 04/25/2035	405	406
Elara HGV Timeshare Issuer, Ser 2017-A, Cl A
2.690%, 03/25/2030 (A)	1,789	1,753
Encore Credit Receivables Trust, Ser 2005-3, Cl M2
2.695%, VAR ICE LIBOR USD 1 Month+0.735%, 10/25/2035	200	201
Encore Credit Receivables Trust, Ser 2005-3, Cl M3
2.725%, VAR ICE LIBOR USD 1 Month+0.765%, 10/25/2035	2,600	2,612
Encore Credit Receivables Trust, Ser 2005-4, Cl M2
2.400%, VAR ICE LIBOR USD 1 Month+0.440%, 01/25/2036	3,276	3,268

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Engs Commercial Finance Trust, Ser 2018-1A, Cl A1
2.970%, 02/22/2021 (A)	$301	$301
FFMLT Trust, Ser 2005-FF8, Cl M1
2.695%, VAR ICE LIBOR USD 1 Month+0.735%, 09/25/2035	1,900	1,907
Finance of America Structured Securities Trust, Ser 2017-HB1, Cl A
2.321%, 11/25/2027 (A)(B)	277	276
First Franklin Mortgage Loan Trust, Ser 2004-FF11, Cl M2
2.785%, VAR ICE LIBOR USD 1 Month+0.825%, 01/25/2035	2,408	2,418
First Franklin Mortgage Loan Trust, Ser 2005-FF3, Cl M4
2.860%, VAR ICE LIBOR USD 1 Month+0.900%, 04/25/2035	3,448	3,460
First Franklin Mortgage Loan Trust, Ser 2005-FF3, Cl M5
2.935%, VAR ICE LIBOR USD 1 Month+0.975%, 04/25/2035	2,535	2,532
First Franklin Mortgage Loan Trust, Ser 2006-FFA, Cl A3
2.200%, VAR ICE LIBOR USD 1 Month+0.240%, 09/25/2026	200	106
First Franklin Mortgage Loan Trust, Ser 2006-FFB, Cl A2
2.220%, VAR ICE LIBOR USD 1 Month+0.260%, 12/25/2026	57	32
Ford Credit Floorplan Master Owner Trust A, Ser 2016-3, Cl B
1.750%, 07/15/2021	365	361
Ford Credit Floorplan Master Owner Trust A, Ser 2016-5, Cl A1
1.950%, 11/15/2021	600	593
Ford Credit Floorplan Master Owner Trust A, Ser 2016-5, Cl B
2.160%, 11/15/2021	325	322
Fremont Home Loan Trust, Ser 2004-D, Cl M1
2.830%, VAR ICE LIBOR USD 1 Month+0.870%, 11/25/2034	1,118	1,111
GCO Education Loan Funding Trust, Ser 2006-1, Cl A9L
2.490%, VAR ICE LlBOR USD 3 Month+0.160%, 05/25/2026	6,000	5,976
Goal Capital Funding Trust, Ser 2005-2, Cl A4
2.530%, VAR ICE LIBOR USD 3 Month+0.200%, 08/25/2044	2,000	1,963
Grayson CLO, Ser 2006-1A, Cl B
3.058%, VAR ICE LIBOR USD 3 Month+0.700%, 11/01/2021 (A)	2,093	2,077

108	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Grayson CLO, Ser 2006-1A, Cl C
3.908%, VAR ICE LIBOR USD 3 Month+1.550%, 11/01/2021 (A)(C)	$ 6,000	$5,944
Greenpoint Manufactured Housing, Ser 1999-5, Cl M1A
8.300%,10/15/2026 (B)	1,063	1,136
Greenpoint Manufactured Housing, Ser 2000-4, Cl A3
3.948%, VAR ICE LIBOR USD 1 Month+2.000%, 08/21/2031	2,950	2,813
Greenwood Park CLO Ltd., Ser 2018-1A, Cl A2
3.035%, VAR ICE LIBOR USD 3 Month+1.010%, 04/15/2031 (A)	1,367	1,366
GSAMP Trust, Ser 2005-HE6, Cl M1
2.400%, VAR ICE LIBOR USD 1 Month+0.440%, 11/25/2035	164	164
GSAMP Trust, Ser 2005-SEA2, Cl M1
2.480%, VAR ICE LIBOR USD 1 Month+0.520%, 01/25/2045 (A)	1,980	1,972
Higher Education Funding I, Ser 2005-1, Cl A5
2.490%, VAR ICE LIBOR USD 3 Month+0.160%, 02/25/2032	4,042	4,038
Hildene ClO IV, Ser 2015-4A, Cl A2
4.612%, VAR ICE LIBOR USD 3 Month+2.250%, 07/23/2027 (A)	2,500	2,500
Hilton Grand Vacations Trust, Ser 2014-AA, Cl A
1.770%, 11/25/2026 (A)	1,338	1,313
Home Equity Mortgage Loan Asset-Backed Trust, Ser 2005-C, Cl All3
2.330%, VAR ICE LIBOR USD 1 Month+0.370%, 10/25/2035	668	668
Home Partners of America Trust, Ser 2017-1, Cl A
2.756%, VAR LIBOR USD 1 Month+0.817%, 07/17/2034 (A)	5,614	5,617
Home Partners of America Trust, Ser 2017-1, Cl B
3.289%, VAR LIBOR USD 1 Month+1.350%, 07/17/2034 (A)	2,250	2,254
Home Partners of America Trust, Ser 2018-1, Cl A
2.834%, VAR LIBOR USD 1 Month+0.900%, 07/17/2037 (A)	3,000	3,000
HSI Asset Securitization Trust, Ser 2005-I1, CI 2A3
2.250%, VAR ICE LIBOR USD 1 Month+0.290%, 11/25/2035	226	225
Invitation Homes Trust, Ser 2015-SFR3, Cl F
6.668%, VAR LIBOR USD 1 Month+4.750%, 08/17/2032 (A)	2,750	2,770

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Invitation Homes Trust, Ser 2017-SFR2, Cl B
3.089%, VAR LIBOR USD 1 Month+1.150%, 12/17/2036 (A)	$ 1,000	$1,007
Invitation Homes Trust, Ser 2018-SFR1, Cl C
3.189%, VAR LIBOR USD 1 Month+1.250%, 03/17/2037 (A)	2,000	2,016
KKR CLO, Ser 2018-21, Cl A
3.345%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (A)	580	580
Kubota Credit Owner Trust, Ser 2016-1A, Cl A2
1.250%, 04/15/2019 (A)	5	5
KVK CLO, Ser 2014-2A, Cl D
6.098%, VAR ICE LIBOR USD 3 Month+3.750%, 07/15/2026 (A)	1,000	999
KVK CLO, Ser 2017-2A, Cl CR
4.898%, VAR ICE LIBOR USD 3 Month+2.550%, 07/15/2026 (A)	1,250	1,248
LCM XXV, Ser 2017-25A, Cl A
3.569%, VAR ICE LIBOR USD 3 Month+1.210%, 07/20/2030 (A)	3,828	3,841
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A3
4.350%, 04/15/2040	297	299
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 04/15/2040	41	41
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A6
6.467%, 04/15/2040 (B)	88	89
Limerock CLO II, Ser 2017-2A, Cl AR
3.655%, VAR ICE LIBOR USD 3 Month+1.300%, 04/18/2026 (A)	861	861
Long Beach Mortgage Loan Trust, Ser 2004-1, Cl M1
2.710%, VAR ICE LIBOR USD 1 Month+0.750%, 02/25/2034	1,479	1,480
Madison Park Funding XII, Ser 2017-12A, Cl AR
3.619%, VAR ICE LIBOR USD 3 Month+1.260%, 07/20/2026 (A)	300	300
Madison Park Funding XVIII, Ser 2017-18A, Cl A1R
3.552%, VAR ICE LIBOR USD 3 Month+1190%, 10/21/2030 (A)	13,000	13,030
Madison Park Funding XXX, Ser 2018-30A, Cl A
3.089%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2029 (A)	1,000	992
Magnetite VIII, Ser 2018-8A, Cl AR2
3.072%, VAR ICE LIBOR USD 3 Month+0.980%, 04/15/2031 (A)	780	779

SEI Institutional Investments Trust / Annual Report / May 31, 2018	109

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Marlette Funding Trust, Ser 2016-1A, Cl A
3.060%, 01/17/2023 (A)	$346	$346
Marlette Funding Trust, Ser 2017-3A, Cl A
2.360%,12/15/2024 (A)	266	265
Marlette Funding Trust, Ser 2018-1A, Cl A
2.610%, 03/15/2028 (A)	357	356
Master Asset Backed Securities Trust, Ser 2005-WF1, Cl M2
2.605%, VAR ICE LIBOR USD 1 Month+0.645%, 06/25/2035	1,892	1,894
Master Asset-Backed Securities Trust, Ser 2006-NC3, Cl A3
2.060%, VAR ICE LIBOR USD 1 Month+0100%, 10/25/2036	2,660	1,729
Michigan Finance Authority, Ser 2015-1, Cl A1
2.651%, VAR ICE LIBOR USD 1 Month+0.750%, 04/29/2030	3,271	3,284
Mid-State Capital Trust, Ser 2004-1, Cl M1
6.497%, 08/15/2037	916	989
Mill City Mortgage loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061 (A)(B)	696	684
MMAF Equipment Finance LLC, Ser 2017-AA, Cl A2
1.730%, 05/18/2020 (A)	156	156
MMAF Equipment Finance LLC, Ser 2017-B, Cl A2
1.930%, 10/15/2020 (A)	805	800
Morgan Stanley Asset-Backed Security Capital I Trust, Ser 2005-WMC2, Cl M2
2.605%, VAR ICE LIBOR USD 1 Month+0.645%, 02/25/2035	315	316
Morgan Stanley Asset-Backed Security Capital I Trust, Ser 2006-HE8, Cl A2B
2.060%, VAR ICE LIBOR USD 1 Month+0.100%, 10/25/2036	2,515	1,538
Morgan Stanley Dean Witter Capital I Trust, Ser 2002-AM3, Cl M1
3.385%, VAR ICE LIBOR USD 1 Month+1.425%, 02/25/2033	19	19
Morgan Stanley Dean Witter Capital I Trust, Ser 2002-H E2, Cl A1
2.820%, VAR ICE LIBOR USD 1 Month+0.860%, 08/25/2032 (A)	3,234	3,205
Morgan Stanley Dean Witter Capital I Trust, Ser 2003-NC4, Cl M2
4.960%, VAR ICE LIBOR USD 1 Month+3.000%, 04/25/2033	15	15
MVW Owner Trust, Ser 2014-1A, Cl A
2.250%, 09/22/2031 (A)	2,114	2,071
MVW Owner Trust, Ser 2015-1A, Cl A
2.520%,12/20/2032 (A)	3,023	2,978

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Nationstar HECM Loan Trust, Ser 2006-B, CIAV4
2.240%, VAR ICE LIBOR USD 1 Month+0.280%, 09/25/2036	$3,380	$3,367
Nationstar HECM Loan Trust, Ser 2017-1A, Cl A
1.968%, 05/25/2027 (A)	153	152
Nationstar HECM Loan Trust, Ser 2017-2A, Cl A1
2.038%, 09/25/2027 (A)(B)	252	251
Nationstar HECM Loan Trust, Ser 2018-1A, Cl A
2.760%, 02/25/2028 (A)(B)	286	286
Navient Student Loan Trust, Ser 2016-6A, Cl A1
2.440%, VAR ICE LIBOR USD 1 Month+0.480%, 03/25/2066 (A)	121	121
Nelnet Student Loan Trust, Ser 2013-1, Cl A6
2.370%, VAR ICE LIBOR USD 3 Month+0.450%, 08/23/2036 (A)	1,357	1,327
Newcastle Mortgage Securities Trust, Ser 2006-1, Cl M3
2.350%, VAR ICE LIBOR USD 1 Month+0.390%, 03/25/2036	5,593	5,439
NewMark Capital Funding CLO, Ser 2013-1A, Cl A2
3.137%, VAR ICE LIBOR USD 3 Month+1.120%, 06/02/2025 (A)	5,609	5,606
NewMark Capital Funding CLO, Ser 2013-1A, Cl B
3.657%, VAR ICE LIBOR USD 3 Month+1.640%, 06/02/2025 (A)	2,250	2,255
NextGear Floorplan Master Owner Trust, Ser 2018-1A, Cl A1
2.559%, VAR LIBOR USD 1 Month+0.640%, 02/15/2023 (A)	1,500	1,502
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS1, Cl A
3.193%, 01/25/2023 (A)	4,020	4,005
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS2, Cl A
3.265%, 02/25/2023 (A)	3,023	3,016
NYCTL Trust, Ser 2016-A, Cl A
1.470%,11/10/2029 (A)	15	15
NYCTL Trust, Ser 2017-A, Cl A
1.870%,11/10/2030 (A)	364	359
Oak Hill Credit Partners X, Ser 2017-10A, Cl AR
3.489%, VAR ICE LIBOR USD 3 Month+1.130%, 07/20/2026 (A)	725	725
OCP ClO, Ser 2016-2A, Cl A1R
3.729%, VAR ICE LIBOR USD 3 Month+1.400%, 11/22/2025 (A)	690	691

110	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
OCP CLO, Ser 2017-BA, Cl A1R
3.203%, VAR ICE LIBOR USD 3 Month+0.850%, 04/17/2027 (A)	$1,100	$1,097
Octagon Investment Partners 26, Ser 2016-1A, Cl B1
4.848%, VAR ICE LIBOR USD 3 Month+2.500%, 04/15/2027 (A)	3,000	3,002
Octagon Investment Partners XVI, Ser 2013-1A, Cl A
3.473%, VAR ICE LIBOR USD 3 Month+1.120%, 07/17/2025 (A)	1,559	1,559
Octagon Investment Partners XX, Ser 2017-1A, Cl AR
3.485%, VAR ICE LIBOR USD 3 Month+1.130%, 08/12/2026 (A)	10,955	10,959
Octagon Investment Partners XXI, Ser 2016-1A, Cl A2R
4.255%, VAR ICE LIBOR USD 3 Month+1.900%, 11/14/2026 (A)	1,000	1,000
Octagon Loan Funding, Ser 2017-1A, Cl A1R
3.466%, VAR ICE LIBOR USD 3 Month+1.140%, 11/18/2026 (A)	985	985
OFSI Fund V, Ser 2013-5A, Cl A1LA
3.283%, VAR ICE LIBOR USD 3 Month+0.930%, 04/17/2025 (A)	1,137	1,137
OHA Credit Partners VIII, Ser 2013-8A, Cl A
3.479%, VAR ICE LIBOR USD 3 Month+1.120%, 04/20/2025 (A)	1,913	1,914
OneMain Financial Issuance Trust, Ser 2016-1A, Cl B
4.570%, 02/20/2029 (A)	240	245
OZLM XII, Ser 2015-12A, Cl A1
3.809%, VAR ICE LIBOR USD 3 Month+1.450%, 04/30/2027 (A)	505	505
Park Place Securities Asset-Backed Pass-Through Certificates, Ser 2005-WHQ1, Cl M4
3.040%, VAR ICE LIBOR USD 1 Month+1.080%, 03/25/2035	2,300	2,310
Park Place Securities Asset-Backed Pass-Through Certificates, Ser 2005-WHQ1, Cl M5
3.085%, VAR ICE LIBOR USD 1 Month+1.125%,03/25/2035	4,242	4,250
Popular ABS Mortgage Pass-Through Trust, Ser 2005-B, Cl M2
2.620%, VAR ICE LIBOR USD 1 Month+0.660%, 08/25/2035	1,331	1,335
Popular ABS Mortgage Pass-Through Trust, Ser 2006-D, Cl A2
2.120%, VAR ICE LIBOR USD 1 Month+0.160%, 11/25/2036	519	518

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Pretium Mortgage Credit Partners I LLC, Ser 2018-NPL2, Cl A1
3.700%, 03/27/2033 (A)	$557	$556
Pretium Mortgage Credit Partners, Ser 2017-NPL5, Cl A1
3.327%,12/30/2032 (A)(B)	210	209
Prosper Marketplace Issuance Trust, Ser 2017-3A, Cl A
2.360%,11/15/2023 (A)	271	270
Prosper Marketplace Issuance Trust, Ser 2018-1A, Cl A
3.110%, 06/17/2024 (A)	399	400
PRPM LLC, Ser 2018-1A, Cl A1
3.750%, 04/25/2023 (A)(B)	272	271
Riserva CLO, Ser 2016-3A, Cl A
3.815%, VAR ICE LIBOR USD 3 Month+1.460%, 10/18/2028 (A)	2,500	2,516
SACO I Trust, Ser 2005-GP1, Cl A1
2.320%, VAR ICE LIBOR USD 1 Month+0.360%, 08/25/2030	811	787
SACO I Trust, Ser 2005-WM3, Cl A1
2.480%, VAR ICE LIBOR USD 1 Month+0.520%, 09/25/2035	355	353
SACO I Trust, Ser 2006-6, Cl A
2.220%, VAR ICE LIBOR USD 1 Month+0.260%, 06/25/2036	765	754
SACO I Trust, Ser 2015-9, Cl A1
2.460%, VAR ICE LIBOR USD 1 Month+0.500%, 12/25/2035	241	239
Saxon Asset Securities Trust, Ser 2003-3, Cl AF6
4.822%,12/25/2033	62	62
Saxon Asset Securities Trust, Ser 2006-2, Cl A3C
2.110%, VAR ICE LIBOR USD 1 Month+0.150%, 09/25/2036	1,924	1,914
Scholar Funding Trust, Ser 2010-A, Cl A
3.109%, VAR ICE LIBOR USD 3 Month+0.750%, 10/28/2041 (A)	3,820	3,816
Scholar Funding Trust, Ser 2011-A, Cl A
3.259%, VAR ICE LIBOR USD 3 Month+0.900%, 10/28/2043 (A)	1,269	1,273
Securitized Asset-Backed Receivables, Ser 2006-NC3, Cl A2B
2.110%, VAR ICE LIBOR USD 1 Month+0.150%, 09/25/2036	3,603	1,832
Sierra Timeshare Receivables Funding, Ser 2013-3A, Cl A
2.200%,10/20/2030 (A)	386	385
Sierra Timeshare Receivables Funding, Ser 2014-1A, Cl A
2.070%, 03/20/2030 (A)	576	575

SEI Institutional Investments Trust / Annual Report / May 31, 2018	111

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding, Ser 2014-2A, Cl A
2.050%, 06/20/2031 (A)(B)	$579	$576
Sierra Timeshare Receivables Funding, Ser 2014-3A, Cl A
2.300%,10/20/2031 (A)	329	327
Sierra Timeshare Receivables Funding, Ser 2015-1A, Cl A
2.400%, 03/22/2032 (A)	935	928
SLC Student Loan Trust, Ser 2005-3, Cl A3
2.245%, VAR ICE LIBOR USD 3 Month+0.120%, 06/15/2029	4,715	4,697
SLC Student Loan Trust, Ser 2007-1, Cl A4
2.403%, VAR ICE LIBOR USD 3 Month+0.060%, 05/15/2029	2,383	2,355
SLM Student Loan Trust, Ser 2004-3, Cl A5
2.530%, VAR ICE LIBOR USD 3 Month+0170%, 07/25/2023	212	212
SLM Student Loan Trust, Ser 2005-4, Cl A3
2.480%, VAR ICE LIBOR USD 3 Month+0.120%, 01/25/2027	388	387
SLM Student Loan Trust, Ser 2008-5, Cl A4
4.060%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	950	974
SLM Student Loan Trust, Ser 2008-9, Cl A
3.860%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	983	1,002
SlM Student loan Trust, Ser 2011-1, Cl A1
2.480%, VAR ICE LIBOR USD 1 Month+0.520%, 03/25/2026	313	314
SLM Student Loan Trust, Ser 2013-6, Cl A3
2.610%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2055	2,015	2,033
SoFi Consumer Loan Program, Ser 2017-1, Cl A
3.280%, 01/26/2026 (A)	137	137
SoFi Consumer Loan Program, Ser 2017-6, Cl A1
2.200%, 11/25/2026 (A)	354	352
SoFi Consumer Loan Program, Ser 2018-1, Cl A1
2.550%, 02/25/2027 (A)	577	574
Sofi Consumer loan Program, Ser 2018-2, Cl A1
2.930%, 04/26/2027 (A)	230	230
Sofi Professional Loan Program LLC, Ser 2017-C, Cl A1
2.560%, VAR ICE LIBOR USD 1 Month+0.600%, 07/25/2040 (A)	1,227	1,230
SoFi Professional Loan Program, Ser 2017-A, Cl A1
2.660%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (A)	903	905

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Soundview Home Equity Loan Trust, Ser 2005-4, Cl M2
2.430%, VAR ICE LIBOR USD 1 Month+0.470%, 03/25/2036	$3,458	$3,427
Springleaf Funding Trust, Ser 2016-AA, Cl A
2.900%, 11/15/2029 (A)	1,650	1,642
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Ser 2016-T1, Cl AT1
2.530%,11/16/2048 (A)	830	833
Structured Asset Investment Loan Trust, Ser 2003-BC11, Cl A3
2.847%, VAR ICE LIBOR USD 1 Month+0.950%, 10/25/2033	3,755	3,760
Structured Asset Investment Loan Trust, Ser 2003-BC12, CI 2A
2.680%, VAR ICE LIBOR USD 1 Month+0.720%, 11/25/2033	3,451	3,423
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A8
2.960%, VAR ICE LIBOR USD 1 Month+1.000%, 09/25/2034	3,807	3,804
Structured Asset Investment Loan Trust, Ser 2004-BNC1, Cl A4
2.900%, VAR ICE LIBOR USD 1 Month+0.940%, 09/25/2034	1,634	1,627
Structured Asset Investment Loan Trust, Ser 2005-HE3, Cl M1
2.680%, VAR ICE LIBOR USD 1 Month+0.720%, 09/25/2035	2,522	2,513
Structured Asset Investment Loan Trust, Ser 2006-2, Cl A3
2.320%, VAR ICE LIBOR USD 1 Month+0.360%, 04/25/2036	1,217	1,207
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF3, Cl M1
2.680%, VAR ICE LIBOR USD 1 Month+0.720%, 07/25/2035	1,134	1,137
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF3, Cl A4
2.270%, VAR ICE LIBOR USD 1 Month+0.310%, 09/25/2036	1,198	1,195
Structured Asset Securities Mortgage Loan Trust, Ser 2007-BC1, Cl A4
2.090%, VAR ICE LIBOR USD 1 Month+0.130%, 02/25/2037	3,747	3,697
Symphony CLO Ltd., Ser 2006-2A, Cl B
3.069%, VAR ICE LIBOR USD 3 Month+0.750%, 10/25/2020 (A)	688	682
Taco Bell Funding LLC, Ser 2016-1A, Cl A2I
3.832%, 05/25/2046 (A)	1,970	1,974

112	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Telos CLO, Ser 2017-3A, Cl AR
3.653%, VAR ICE LIBOR USD 3 Month+1.300%, 07/17/2026 (A)	$3,000	$3,020
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A)(B)	119	118
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	142	140
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A)(B)	105	104
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)(B)	294	288
Towd Point Mortgage Trust, Ser 2016-5, Cl A1
2.500%, 10/25/2056 (A)(B)	2,937	2,876
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (A)(B)	820	806
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057 (A)(B)	3,853	3,799
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
2.560%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (A)	4,170	4,181
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057 (A)(B)	3,400	3,329
TRESTLES CLO, Ser 2017-1A, Cl A1A
3.035%, VAR ICE LIBOR USD 3 Month+1.290%, 07/25/2029 (A)	5,000	5,031
Triton Container Finance V LLC, Ser 2018-1A, Cl A
3.950%, 03/20/2043 (A)	2,448	2,457
Triton Container Finance VI LLC, Ser 2017-1A, Cl A
3.520%, 06/20/2042 (A)	855	845
U.S. Residential Opportunity Fund IV Trust, Ser 2017-1III, Cl A
3.352%, 11/27/2037 (A)	330	329
Utah State Board of Regents, Ser 2016-1, Cl A
2.710%, VAR ICE LIBOR USD 1 Month+0.750%, 09/25/2056	424	425
Venture VII CDO, Ser 2006-7A, Cl A1B
2.689%, VAR ICE LIBOR USD 3 Month+0.330%, 01/20/2022 (A)(C)	2,000	1,965
Verizon Owner Trust, Ser 2016-2A, Cl B
2.150%, 05/20/2021 (A)	3,000	2,958
Verizon Owner Trust, Ser 2017-2A, Cl B
2.220%, 12/20/2021 (A)	260	255
Verizon Owner Trust, Ser 2017-3A, Cl A1B
2.218%, VAR ICE LIBOR USD 1 Month+0.270%, 04/20/2022 (A)	420	420
Vibrant CLO III, Ser 2016-3A, Cl A1R
3.839%, VAR ICE LIBOR USD 3 Month+1.480%, 04/20/2026 (A)	635	635

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
VOLT LX LLC, Ser 2017-NPL7, Cl A1
3.250%, 06/25/2047 (A)	$204	$203
VOLT LXIII LLC, Ser 2017-NP10, Cl A1
3.000%, 10/25/2047 (A)	351	348
VOLT LXIV LLC, Ser 2017-NP11, Cl A1
3.375%, 10/25/2047 (A)	920	916
Volvo Financial Equipment Master Owner Trust, Ser 2017-A, Cl A
2.419%, VAR LIBOR USD 1 Month+0.500%, 11/15/2022 (A)	95	95
Voya CLO, Ser 2016-2A, Cl A2
4.455%, VAR ICE LIBOR USD 3 Month+2.100%, 07/19/2028 (A)	3,300	3,367
Voya CLO, Ser 2016-3A, Cl C
6.205%, VAR ICE LIBOR USD 3 Month+3.850%, 10/18/2027 (A)	1,000	1,003
Voya CLO, Ser 2017-2A, Cl A1R
3.603%, VAR ICE LIBOR USD 3 Month+1.250%, 04/17/2030 (A)	4,404	4,413
Voya CLO, Ser 2017-3A, Cl A1A
3.589%, VAR ICE LIBOR USD 3 Month+1.230%, 07/20/2030 (A)	1,500	1,504
Voya CLO, Ser 2017-4A, Cl A1
3.478%, VAR ICE LIBOR USD 3 Month+1.130%, 10/15/2030 (A)	3,597	3,605
Voya CLO, Ser 2017-4A, Cl A2AR
3.798%, VAR ICE LIBOR USD 3 Month+1.450%, 10/14/2026 (A)	625	625
VSE VOI Mortgage, Ser 2017-A, Cl A
2.330%, 03/20/2035 (A)	2,499	2,432
Wachovia Student Loan Trust, Ser 2006-1, Cl A6
2.530%, VAR ICE LIBOR USD 3 Month+0.170%, 04/25/2040 (A)	4,000	3,909
Westgate Resorts, Ser 2015-1A, Cl A
2.750%, 05/20/2027 (A)	590	588
Westgate Resorts, Ser 2015-2A, Cl B
4.000%, 07/20/2028 (A)	245	244

		411,957

Total Asset-Backed Securities (Cost $597,831) ($ Thousands)		604,149

MORTGAGE-BACKED SECURITIES – 30.8%
Agency Mortgage-Backed Obligations – 2.8%
FHLMC ARM
4.364%, VAR ICE LIBOR USD 12 Month+2.470%, 03/01/2036	1,536	1,655
3.297%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.250%, 06/01/2035	1,350	1,428

SEI Institutional Investments Trust / Annual Report / May 31, 2018	113

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2007-3311, Cl FN
2.219%, VAR LIBOR USD 1 Month+0.300%, 05/15/2037	$508	$508
FHLMC CMO, Ser 2011-3891, Cl BF
2.469%, VAR LIBOR USD 1 Month+0.550%, 07/15/2041	1,173	1,188
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2011-K010, Cl A1
3.320%, 07/25/2020	148	149
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2017-KT01, Cl A
2.285%, VAR LIBOR USD 1 Month+0.320%, 02/25/2020	255	256
FHLMC Multifamily Structured Pass-Through Certificates, Ser K011, Cl X1, IO
0.233%, 11/25/2020 (B)	106,987	578
FHLMC Multifamily Structured Pass-Through Certificates, Ser K018, Cl X1, IO
1.362%, 01/25/2022 (B)	14,035	548
FHLMC Multifamily Structured Pass-Through Certificates, Ser K028, Cl X1, IO
0.309%, 02/25/2023 (B)	149,691	1,772
FHLMC Multifamily Structured Pass-Through Certificates, Ser K708, Cl X1, IO
1.460%, 01/25/2019 (B)	77,092	437
FHLMC Multifamily Structured Pass-Through Certificates, Ser K710, Cl X1, IO
1.729%, 05/25/2019 (B)	28,586	316
FHLMC REMIC, Ser 2007-3335, Cl BF
2.069%, VAR LIBOR USD 1 Month+0.150%, 07/15/2019	1	1
FHLMC REMIC, Ser 2010-83, Cl BA
5.000%, 08/25/2040	359	367
FNMA
6.000%, 10/01/2039 to 04/01/2040	619	685
6.000%, 09/01/2039 (D)	35	38
4.500%, 10/01/2024	1,113	1,146
3.000%, 05/01/2022	1,604	1,613
3.000%, 12/01/2030 (D)	924	920
FNMA ARM
4.175%, VAR ICE LIBOR USD 12 Month+1.675%, 04/01/2033	197	207
3.719%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.350%, 04/01/2034	855	908
3.675%, VAR ICE LIBOR USD 12 Month+1.800%, 05/01/2034	317	333
3.649%, VAR ICE LIBOR USD 12 Month+1.610%, 06/01/2035	402	419
3.638%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.196%, 07/01/2036	1,143	1,200

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
3.635%, VAR ICE LIBOR USD 12 Month+1.872%, 10/01/2033	$329	$348
3.606%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.233%, 10/01/2024	66	70
3.562%, VAR ICE LIBOR USD 12 Month+1.528%, 06/01/2035	340	354
3.527%, VAR ICE LIBOR USD 12 Month+1.777%, 09/01/2034	516	543
3.520%, VAR ICE LIBOR USD 12 Month+1.770%, 10/01/2033	247	260
3.471%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.198%, 05/01/2035	495	523
3.431%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.138%, 10/01/2033	577	607
3.429%, VAR ICE LIBOR USD 12 Month+1.565%, 05/01/2037	1,186	1,239
3.349%, VAR ICE LIBOR USD 6 Month+1.437%, 03/01/2035	1,175	1,212
3.332%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.239%, 08/01/2034	1,092	1,158
3.259%, VAR ICE LIBOR USD 12 Month+1.490%, 10/01/2035	801	835
3.193%, VAR ICE LIBOR USD 6 Month+1.574%, 07/01/2034	336	348
FNMA CMO, Ser 2010-87, Cl PF
2.360%, VAR LIBOR USD 1 Month+0.400%, 06/25/2040	1,409	1,413
FNMA CMO, Ser 2011-63, Cl FG
2.410%, VAR LIBOR USD 1 Month+0.450%, 07/25/2041	1,061	1,069
FNMA CMO, Ser 2011-88, Cl AB
2.500%, 09/25/2026	91	91
FNMA CMO, Ser 2011-M7, Cl A2
2.578%, 09/25/2018	265	264
FNMA CMO, Ser 2012-112, Cl BI, IO
3.000%, 09/25/2031	8,061	818
FNMA CMO, Ser 2013-96, Cl FW
2.360%, VAR LIBOR USD 1 Month+0.400%, 09/25/2043	1,125	1,128
FNMA REMIC, Ser 2011-406, Cl 6, IO
4.000%, 01/25/2041 (B)	647	132
FNMA, Ser 2017-M13, Cl FA
2.294%, VAR LIBOR USD 1 Month+0.400%, 10/25/2024	698	699
FREMF Mortgage Trust, Ser 2011-K703, Cl B
4.888%, 07/25/2044 (A)(B)	542	541
FREMF Mortgage Trust, Ser 2012-K705, Cl B
4.158%, 09/25/2044 (A)(B)	550	551

114	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust, Ser 2012-K705, Cl C
4.158%, 09/25/2044 (A)(B)	$595	$595
FREMF Mortgage Trust, Ser 2012-K706, Cl C
4.030%, 11/25/2044 (A)(B)	600	600
FREMF Mortgage Trust, Ser 2012-K712, Cl B
3.362%, 05/25/2045 (A)(B)	190	191
FREMF Mortgage Trust, Ser 2013-K712, Cl C
3.362%, 05/25/2045 (A)(B)	585	586
FREMF Mortgage Trust, Ser 2014-K503, Cl C
3.002%, 10/25/2047 (A)(B)	230	227
GNMA ARM
3.430%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.410%, 09/20/2060 to 11/20/2060	2,087	2,138
3.318%, VAR ICE LIBOR USD 1 Month+1.690%, 12/20/2060	2,434	2,523
3.156%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.119%, 11/20/2060	1,888	1,930
2.687%, VAR ICE LIBOR USD 1 Month+1.055%, 12/20/2060	2,474	2,530
GNMA CMO, Ser 2002-66, Cl FC
2.334%, VAR LIBOR USD 1 Month+0.400%, 07/16/2031	786	791
Mortgage-Linked Amortizing Notes CMO, Ser 2012-1, Cl A10
2.060%, 01/15/2022	793	779
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 1A
2.483%, VAR LIBOR USD 1 Month+0.560%, 12/08/2020	5,202	5,225
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 2A
2.457%, VAR LIBOR USD 1 Month+0.560%, 12/08/2020	320	322
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
2.373%, VAR ICE LIBOR USD 1 Month+0.450%, 01/08/2020	2,241	2,245
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
2.278%, VAR LIBOR USD 1 Month+0.400%, 02/06/2020	228	229

		51,786

Non-Agency Mortgage-Backed Obligations – 28.0%
Adjustable Rate Mortgage Trust, Ser 2005-2, Cl 1A2
3.326%, 06/25/2035 (B)	250	235

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
American Home Mortgage Investment Trust, Ser 2005-2, Cl 4A1
4.016%, VAR ICE LIBOR USD 6 Month+1.500%, 09/25/2045	$759	$760
Angel Oak Mortgage Trust I LLC, Ser 2017-2, Cl A1
2.478%, 07/25/2047 (A)(B)	305	303
Angel Oak Mortgage Trust LLC, Ser 2017-1, Cl A1
2.810%, 01/25/2047 (A)(B)	89	88
Angel Oak Mortgage Trust LLC, Ser 2017-3, Cl A1
2.708%, 11/25/2047 (A)(B)	279	277
Arroyo Mortgage Trust, Ser 2018-1, Cl A1
3.763%, 04/25/2048 (A)(B)	2,747	2,745
BAMLL Commercial Mortgage Securities Trust, Ser 2013-DSNY, Cl E
4.519%, VAR LIBOR USD 1 Month+2.600%, 09/15/2026 (A)	2,350	2,350
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl D
3.819%, VAR LIBOR USD 1 Month+1.900%, 06/15/2028 (A)	2,500	2,495
BAMLL Re-REMIC Trust, Ser 2015-FR11, Cl A705
1.813%, 09/27/2044 (A)(B)	800	791
Banc of America Commercial Mortgage Trust, Ser 2007-3, Cl C
5.697%, 06/10/2049 (B)	1,782	1,812
Banc of America Commercial Mortgage Trust, Ser 2007-5, Cl AJ
6.065%, 02/10/2051 (B)	2,193	2,246
Banc of America Funding, Ser 2004-C, Cl 2A2
3.985%, 12/20/2034 (B)	10	10
Banc of America Funding, Ser 2005-F, Cl 4A1
3.669%, 09/20/2035 (B)	109	101
Banc of America Funding, Ser 2006-D, Cl 3A1
3.907%, 05/20/2036 (B)	77	70
Banc of America Funding, Ser 2006-I, Cl 1A1
3.588%, 12/20/2036 (B)	3,890	3,980
Banc of America Funding, Ser 2010-R5, Cl 4A3
3.600%, 08/26/2036 (A)(B)	1,579	1,573
Banc of America Mortgage Trust, Ser 2003- K, Cl 2A1
3.699%, 12/25/2033 (B)	1,371	1,366
Banc of America Mortgage Trust, Ser 2004-A, Cl 2A2
3.859%, 02/25/2034 (B)	1,838	1,837
Banc of America Mortgage Trust, Ser 2004-C, Cl 2A1
4.152%, 04/25/2034 (B)	811	820

SEI Institutional Investments Trust / Annual Report / May 31, 2018	115

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Banc of America Mortgage Trust, Ser 2004-D, CI 2A1
4. 207%, 05/25/2034 (B)	$851	$861
Banc of America Mortgage Trust, Ser 2004-L, CI 1A1
3.957%, 01/25/2035 (B)	342	347
Banc of America Mortgage Trust, Ser 2005-A, CI 2A1
3.711%, 02/25/2035 (B)	39	39
Bayview Commercial Asset Trust, Ser 2003-2, CI A
2.767%, VAR LIBOR USD 1 Month+0.870%, 12/25/2033 (A)	1,254	1,202
Bayview Commercial Asset Trust, Ser 2004-1, Cl A
2.437%, VAR LIBOR USD 1 Month+O.540%, 04/25/2034 (A)	5,717	5,631
Bayview Commercial Asset Trust, Ser 2004-3, Cl A1
2.452%, VAR LIBOR USD 1 Month +0.555%, 01/25/2035 (A)	2,852	2,811
Bayview Commercial Asset Trust, Ser 2004-3, Cl M2
3.397%, VAR LIBOR USD 1 Month+1.500%, 01/25/2035 (A)	275	270
Bayview Commercial Asset Trust, Ser 2005-1A, Cl A2
2.247%, VAR LIBOR USD 1 Month+0.350%, 04/25/2035 (A)	2,046	1,990
Bayview Commercial Asset Trust, Ser 2006-2A, Cl A2
2.240%, VAR LIBOR USD 1 Month+0.280%, 07/25/2036 (A)	1,855	1,797
Bayview Commercial Asset Trust, Ser 2006-4A, Cl A1
2.190%, VAR LIBOR USD 1 Month+0.230%, 12/25/2036 (A)	873	836
Bayview Commercial AssetTrust, Ser 2007-1, Cl A1
2.180%, VAR LIBOR USD 1 Month+0.220%, 03/25/2037 (A)	1,913	1,824
Bayview Opportunity Master Fund IVa Trust, Ser 2017-RT1, Cl A1
3.000%, 03/28/2057 (A)( B)	3,071	3,030
BBCMS Mortgage Trust, Ser 2017-DELC, Cl B
2.949%, VAR LIBOR USD 1 Month+1.030%, 08/15/2036 (A)	5,000	5,005
BBCMS Mortgage Trust, Ser 2017-DELC, Cl A
2.769%, VAR LIBOR USD 1 Month+0.850%, 08/15/2036 (A)	1,000	1,000
BBCMS Mortgage Trust, Ser 2018-TALL, Cl C
3.040%, VAR LIBOR USD 1 Month+1.121%, 03/15/2037 (A)	3,000	2,998

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Alt-A Trust, Ser 2003-5, Cl 2A1
3.747%,12/25/2033 (B)	$1,909	$1,921
Bear Stearns Alt-A Trust, Ser 2004-7, Cl 2A1
3.786%, 08/25/2034 (B)	2,835	2,873
Bear Stearns ARM Trust, Ser 2003-8, CI 4A1
3.763%, 01/25/2034 (B)	3,861	3,894
Bear Stearns ARM Trust, Ser 2004-1, CI 21A1
4.128%, 04/25/2034 (B)	405	407
Bear Stearns ARM Trust, Ser 2004-1, CI 12A3
3.865%,04/25/2034 (B)	1,943	1,950
Bear Stearns ARM Trust, Ser 2004-2, CI 12A2
3.577%, 05/25/2034 (B)	785	786
Bear Stearns ARM Trust, Ser 2004-3, Cl 2A
3.672%, 07/25/2034 (B)	1,828	1,843
Bear Stearns ARM Trust, Ser 2004-5, Cl 2A
3.977%, 07/25/2034 (B)	1,783	1,767
Bear Stearns ARM Trust, Ser 2004-9, Cl 22A1
3.892%,11/25/2034 (B)	1,384	1,402
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR9, Cl C
5.055%,09/11/2042 (B)	3,128	3,128
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR9, Cl E
5.143%, 09/11/2042 (B)	2,550	2,559
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, ClAM
5.513%, 01/12/2045 (B)	1,115	1,120
Bear Stearns Mortgage Funding Trust, Ser 2006-SL5, CI 1A
2.260%, VAR ICE LIBOR USD 1 Month+0.300%, 12/25/2036	25	63
BHMS Mortgage Trust, Ser 2014-ATLS, Cl BFL
3.857%, VAR LIBOR USD 1 Month+1.950%, 07/05/2033 (A)	2,000	2,006
BX Trust, Ser 2017-APPL, Cl B
3.069%, VAR LIBOR USD 1 Month+1.150%, 07/15/2034 (A)	4,522	4,530
BX Trust, Ser 2017-SLCT, Cl C
3.319%, VAR LIBOR USD 1 Month+1.400%, 07/15/2034 (A)	5,000	5,011
BX Trust, Ser 2018-BIOA, Cl D
3.240%, VAR LIBOR USD 1 Month+1.321%, 03/15/2037 (A)	2,000	1,999
BX Trust, Ser 2018-BlOA, Cl C
3.040%, 03/15/2037	2,939	2,937
BX Trust, Ser 2018-MCSF, Cl B
2.724%, VAR LIBOR USD 1 Month+0.806%, 04/15/2035 (A)	2,000	1,984
BX Trust, Ser 2018-MCSF, Cl A
2.495%, VAR LIBOR USD 1 Month+0.577%, 04/15/2035 (A)	565	561

116	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
CGDBB Commercial Mortgage Trust, Ser 2017-BIOC, Cl D
3.519%, VAR LIBOR USD 1 Month+1.600%, 07/15/2032 (A)	$2,500	$2,504
Chase Mortgage Finance Trust, Ser 2005-A1, CI 2A3
3.503%,12/25/2035 (B)	893	862
Chase Mortgage Finance Trust, Ser 2007-A1, CI 1A3
3.830%, 02/25/2037 (B)	770	769
Chase Mortgage Finance Trust, Ser 2007-A1,CI 7A1
3.841%, 02/25/2037 (B)	608	611
Chase Mortgage Finance Trust, Ser 2007-A2, CI 2A3
3.625%, 07/25/2037 (B)	1,116	1,136
CHL Mortgage Pass-Through Trust, Ser 2003-46, CI 2A1
3.637%, 01/19/2034 (B)	1,913	1,908
CHL Mortgage Pass-Through Trust, Ser 2004-11, CI 2A1
3.327%, 07/25/2034 (B)	1,170	1,170
CHL Mortgage Pass-Through Trust, Ser 2004-8, Cl 2A1
4.500%, 06/25/2019	43	43
CHT Mortgage Trust, Ser 2017-CSMO, Cl B
3.319%, VAR LIBOR USD 1 Month+1.400%, 11/15/2036 (A)	2,000	2,005
CIM Trust, Ser 2017-7, Cl A
3.000%, 04/25/2057 (A)(B)	1,006	997
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust, Ser 2005-4, CI 2A1
5.000%, 07/25/2020	32	32
Citigroup Commercial Mortgage Trust, Ser 2004-C2, Cl G
5.387%, 10/15/2041 (A)(B)	2,000	2,039
Citigroup Commercial Mortgage Trust, Ser 2018-TBR, Cl A
2.749%, VAR LIBOR USD 1 Month+0.830%, 12/15/2036 (A)	4,000	4,003
Citigroup Mortgage Loan Trust, Ser 2005-2, CI 1A2A
3.799%, 05/25/2035 (B)	1,411	1,443
Citigroup Mortgage Loan Trust, Ser 2007- AR5, CI 1A2A
3.719%, 04/25/2037 (B)	574	535
Citigroup Mortgage Loan Trust, Ser 2015-2, CI 5A1
2.147%, VAR ICE LIBOR USD 1 Month+0.250%, 03/25/2047 (A)	1,023	1,009

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
CLNS Trust, Ser 2017-IKPR, Cl C
3.029%, VAR LIBOR USD 1 Month+1.100%, 06/11/2032 (A)	$4,000	$4,005
Cold Storage Trust, Ser 2017-ICE3, Cl D
4.019%, VAR LIBOR USD 1 Month+2.100%, 04/15/2024 (A)	4,897	4,954
COLT Mortgage Loan Trust, Ser 2016-1, Cl A1
3.000%, 05/25/2046 (A)	241	244
COLT Mortgage Loan Trust, Ser 2016-2, Cl A1
2.750%, 09/25/2046 (A)(B)	431	429
COLT Mortgage Loan Trust, Ser 2016-3, Cl A1
2.800%,12/26/2046 (A)(B)	104	103
COLT Mortgage Loan Trust, Ser 2016-3, Cl A3
3.750%, 12/26/2046 (A)(B)	282	282
COLT Mortgage Loan Trust, Ser 2017-1, Cl A2
2.819%, 05/27/2047 (A)(B)	1,025	1,021
COLT Mortgage Loan Trust, Ser 2017-1, Cl A1
2.614%, 05/27/2047 (A)(B)	1,847	1,845
COLT Mortgage Loan Trust, Ser 2017-2, Cl A1A
2.415%,10/25/2047 (A)(B)	2,022	2,007
COLT Mortgage Loan Trust, Ser 2018-1, Cl A2
2.981%, 02/25/2048 (A)(B)	343	341
COLT Mortgage Loan Trust, Ser 2018-1, Cl A1
2.930%, 02/25/2048 (A)(B)	1,197	1,189
COMM Mortgage Trust, Ser 2013-CR10, Cl XA, I0
0.864%, 08/10/2046 (B)	43,500	1,245
COMM Mortgage Trust, Ser 2014-CR14, Cl XA, I0
0.732%, 02/10/2047 (B)	34,156	845
COMM Mortgage Trust, Ser 2014-CR15, Cl A2
2.928%, 02/10/2047	1,188	1,189
COMM Mortgage Trust, Ser 2014-PAT, Cl C
3.578%, VAR LIBOR USD 1 Month+1.650%, 08/13/2027 (A)	2,000	1,999
COMM Mortgage Trust, Ser 2014-TWC, Cl D
4.178%, VAR LIBOR USD 1 Month+2.250%, 02/13/2032 (A)	3,435	3,456
COMM Mortgage Trust, Ser 2014-TWC, Cl A
2.778%, VAR LIBOR USD 1 Month+0.850%, 02/13/2032 (A)	5,000	4,995
COMM Mortgage Trust, Ser 2016-SAVA, Cl A
3.649%, VAR LIB OR USD 1 Month+1.720%, 10/15/2034 (A)	2,071	2,071
Credit Suisse Commercial Mortgage Trust, Ser 2007-C2, Cl AJ
5.726%, 01/15/2049 (B)	2,583	2,622
Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl AM
5.972%, 02/15/2041 (A)(B)	524	522
Credit Suisse First Boston Mortgage Securities, Ser 2004-AR8, Cl 6A1
3.495%, 09/25/2034 (B)	1,035	1,050

SEI Institutional Investments Trust / Annual Report / May 31, 2018	117

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities, Ser 2004-C4, Cl E
5.135%,10/15/2039 (A)(B)	$452	$460
Credit Suisse First Boston Mortgage Securities, Ser 2005-5, Cl 3A2
2.260%, VAR ICE LIBOR USD 1 Month+0.300%, 07/25/2035	2,421	2,346
CSFB Mortgage-Backed Pass-Through Certificates, Ser 2004-AR5, Cl 6A1
4.013%, 06/25/2034 (B)	4,152	4,229
DBCG Mortgage Trust, Ser 2017-BBG, Cl C
2.919%, VAR LIBOR USD 1 Month+1.000%, 06/15/2034 (A)	1,100	1,100
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl XA, I0
1.077%, 07/10/2044 (A)(B)	22,791	588
Deephaven Residential Mortgage Trust, Ser 2017-1A, Cl A1
2.725%, 12/26/2046 (A)(B)	110	110
Deephaven Residential Mortgage Trust, Ser 2017-2A, Cl A1
2.453%, 06/25/2047 (A)(B)	232	230
Deephaven Resi dentia I Mortgage Trust, Ser 2017-3A, Cl A1
2.577%,10/25/2047 (A)(B)	324	321
Deephaven Residential Mortgage Trust, Ser 2018-1A, Cl A1
2.976%, 12/25/2057 (A)(B)	424	422
Deutsche Mortgage Securities Mortgage Loan Trust, Ser 2004-4, CI2AR1
2.500%, VAR ICE LIBOR USD 1 Month+0.540%, 06/25/2034	1,623	1,625
Deutsche Mortgage Securities Re-REMIC Trust Certificates, Ser 2007-WM1, Cl A1
3.396%, 06/27/2037 (A)(B)	1,787	1,805
FDIC Guaranteed Notes Trust, Ser 2010-S2, CI 1A
2.387%, VAR LIBOR USD 1 Month+0.500%, 11/29/2037 (A)	317	316
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN1, Cl M1
5.360%, VAR ICE LIBOR USD 1 Month+3.400%, 07/25/2023	65	65
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
3.610%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	943	956
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M3
6.060%, VAR ICE LIBOR USD 1 Month+4.100%, 08/25/2024	1,339	1,482

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ2, Cl M3
5.710%, VAR ICE LIBOR USD 1 Month+3.750%, 09/25/20 24	$1,597	$1,838
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-H Q3, Cl M3
6.710%, VAR ICE LIBOR USD 1 Month+4.750%, 10/25/2024	2,957	3,294
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-Dtl1, Cl M3
6.110%, VAR ICE LIBOR USD 1 Month+4.150%, 01/25/2025	2,958	3,189
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DtiA2, Cl M2
4.560%, VAR ICE LIBOR USD 1 Month+2.600%, 12/25/2027	1,249	1,277
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M2
4.810%, VAR ICE LIBOR USD 1 Month+2.850%, 04/25/2028	923	958
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M3F
5.660%, VAR ICE LIBOR USD 1 Month+3.700%, 04/25/2028	992	1,130
FH LMC Structured Agency Credit Risk Debt Notes, Ser 2015- DNA3, Cl M3
6.660%, VAR ICE LIBOR USD 1 Month+4.700%, 04/25/2028	502	601
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M3
5.760%, VAR ICE LIBOR USD 1 Month+3.800%, 03/25/2025	725	779
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA3, Cl M1
3.060%, VAR ICE LIBOR USD 1 Month+1.100%, 12/25/2028	44	44
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DtiA4, Cl M1
2.760%, VAR ICE LIBOR USD 1 Month+0.800%, 03/25/2029	1,090	1,090
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M1
3.160%, VAR ICE LIBOR USD 1 Month+1.200%, 07/25/2029	2,120	2,138
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA2, Cl M1
3.160%, VAR ICE LIBOR USD 1 Month+1.200%, 10/25/2029	3,742	3,786
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA3, Cl M1
2.710%, VAR ICE LIBOR USD 1 Month+0.750%, 03/25/2030	3,589	3,599

118	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA1, Cl M1
3.160%, VAR ICE LIBOR USD 1 Month+1.200%, 08/25/2029	$6,619	$6,668
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA2, Cl M1
2.760%, VAR ICE LIBOR USD 1 Month+0.800%, 12/25/2029	2,310	2,315
First Horizon Alternative Mortgage Securities Trust, Ser 2005-AA3, Cl 3A1
3.739%, 05/25/2035 (B)	208	208
FNMA Connecticut Avenue Securities, Ser 2014-C02, CI 1M1
2.910%, VAR ICE LIBOR USD 1 Month+0.950%, 05/25/2024	78	78
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 1M2
6.860%, VAR ICE LIBOR USD 1 Month+4.900%, 11/25/2024	4,528	5,185
FNMA Connecticut Avenue Securities, Ser 2016-C01, CI 1M1
3.910%, VAR ICE LIBOR USD 1 Month+1.950%, 08/25/2028	1,427	1,434
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 1M1
3.960%, VAR ICE LIBOR USD 1 Month+2.000%, 10/25/2028	1,872	1,897
FNMA Connecticut Avenue Securities, Ser 2016-C05, Cl 2M1
3.310%, VAR ICE LIBOR USD 1 Month+1.350%, 01/25/2029	1,636	1,644
FNMA Connecticut Avenue Securities, Ser 2016-C06, Cl 1M1
3.260%, VAR ICE LIBOR USD 1 Month+1.300%, 04/25/2029	3,974	4,010
FNMA Connecticut Avenue Securities, Ser 2016-C07, CI 2M1
3.260%, VAR ICE LIBOR USD 1 Month+1.300%, 05/25/2029	1,940	1,948
FNMA Connecticut Avenue Securities, Ser 2017-C01, CI 1M1
3.260%, VAR ICE LIBOR USD 1 Month+1.300%, 07/25/2029	2,895	2,918
FNMA Connecticut Avenue Securities, Ser 2017-C02, CI 2M1
3.110%, VAR ICE LIBOR USD 1 Month+1.150%, 09/25/2029	455	458
FNMA Connecticut Avenue Securities, Ser 2017-C03, CI 1M1
2.910%, VAR ICE LIBOR USD 1 Month+0.950%, 10/25/2029	3,646	3,667

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2017-C04, CI 2M1
2.810%, VAR ICE LIBOR USD 1 Month+0.850%, 11/25/2029	$4,577	$4,591
FNMA Connecticut Avenue Securities, Ser 2017-C05, CI 1M1
2.510%, VAR ICE LIBOR USD 1 Month+0.550%, 01/25/2030	1,694	1,694
FNMA Connecticut Avenue Securities, Ser 2018-C03, CI 1M1
2.640%, VAR ICE LIBOR USD 1 Month+0.680%, 10/25/2030	3,971	3,972
GAHR Commercial Mortgage Trust, Ser 2015-NRF, CI CFX
3.382%, 12/15/2034 (A)(B)	3,182	3,174
GAHR Commercial Mortgage Trust, Ser 2015-NRF, Cl AFL1
3.447%, VAR LIBOR USD 1 Month+1.300%, 12/15/2034 (A)	1,104	1,104
Galton Funding Mortgage Trust, Ser 2018-1, CI A43
3.500%,11/25/2057 (A)(B)	3,455	3,437
GMAC Mortgage Loan Trust, Ser 2003-AR2, CI 4A1
3.941%, 12/19/2033 (B)	358	364
Greenwich Capital Commercial Funding, Ser 2006-GG7, Cl AM
5.753%, 07/10/2038 (B)	1,488	1,489
GS Mortgage Securities II, Ser 2018-CHLL, Cl D
3.569%, VAR LIBOR USD 1 Month+1.650%, 02/15/2037 (A)	837	837
GS Mortgage Securities Trust, Ser 2010-C2, Cl XA, IO
0.107%, 12/10/2043 (A)(B)	34,812	101
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (A)	9	9
GS Mortgage Securities Trust, Ser 2011-GC3, Cl X,IO
0.664%, 03/10/2044 (A)(B)	24,723	373
GS Mortgage Securities Trust, Ser 2012-ALOHA, Cl D
4.130%, 04/10/2034 (A)(B)	1,000	1,013
GS Mortgage Securities Trust, Ser 2017-500K, Cl A
2.619%, VAR LIBOR USD 1 Month+0.700%, 07/15/2032 (A)	535	535
GS Mortgage Securities Trust, Ser 2017-500K, Cl D
3.219%, VAR LIBOR USD 1 Month+1.300%, 07/15/2032 (A)	3,750	3,754

SEI Institutional Investments Trust / Annual Report / May 31, 2018	119

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GSCCRE Commercial Mortgage Trust, Ser 2015-HULA, Cl D
5.669%, VAR LIBOR USD 1 Month+3.750%, 08/15/2032 (A)	$1,600	$1,605
GSR Mortgage Loan Trust, Ser 2005-AR1, CI 1A1
3.775%, 01/25/2035 (B)	193	190
GSR Mortgage Loan Trust, Ser 2005-AR2, CI 1A2
3.650%, 04/25/2035 (B)	601	598
GSR Mortgage Loan Trust, Ser 2005-AR6, CI 3A1
3.988%, 09/25/2035 (B)	494	497
HarborView Mortgage Loan Trust, Ser 2004-6, CI 4A
3.903%, 08/19/2034 (B)	2,216	2,264
HarborView Mortgage Loan Trust, Ser 2004-7, CI 2A1
3.420%,11/19/2034 (B)	82	83
HarborView Mortgage Loan Trust, Ser 2005-9, CI 2A1A
2.288%, VAR ICE LIBOR USD 1 Month+0.340%, 06/20/2035	2,766	2,711
Hilton Orlando Trust, Ser 2018-0RL, Cl B
2.969%, VAR LIBOR USD 1 Month+1.050%, 12/15/2034 (A)	2,900	2,903
Hilton USA Trust, Ser 2016-HHV, Cl D
4.194%,11/05/2038 (A)(B)	3,910	3,827
HMH Trust, Ser 2017-NSS, Cl E
6.292%,07/05/2031 (A)	3,613	3,498
Hudsons Bay Simon JV Trust, Ser 2015-HBFL, Cl BFL
4.065%, VAR LIBOR USD 1 Month+2.150%, 08/05/2034 (A)	2,000	2,007
Hudsons Bay Simon JV Trust, Ser 2015-HBFL, Cl CFL
4.465%, VAR LIBOR USD 1 Month+2.550%, 08/05/2034 (A)	3,435	3,430
lmpac CMB Trust, Ser 2004-10, CI 4M1
2.860%, VAR ICE LIBOR USD 1 Month+0.900%, 03/25/2035	144	121
lmpac CMB Trust, Ser 2004-6, CI 1A2
2.740%, VAR ICE LIBOR USD 1 Month+0.780%, 10/25/2034	1,968	1,927
lmpac Secured Assets Trust, Ser 2007-2, CI 2A
2.210%, VAR ICE LIBOR USD 1 Month+0.250%, 04/25/2037	741	729
lndyMac INDA Mortgage Loan Trust,
4.062%, 07/25/2037 (B)	2,003	1,835

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C12, Cl A2
2.424%, 07/15/2045	$303	$303
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-CB12, Cl AJ
4.987%, 09/12/2037 (B)	784	796
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CIBC15, Cl AM
5.855%, 06/12/2043 (B)	1,123	1,140
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP8, Cl E
5.452%, 05/15/2045 (A)(B)	876	885
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB20, Cl C
6.234%,02/12/2051 (A)(B)	652	664
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl XA, 10
1.873%, 08/05/2032 (A)(B)	8,895	258
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl XA, 10
0.962%, 02/15/2046 (A)(B)	17,104	389
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/2046 (A)	857	856
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-UES, Cl A
2.933%, 09/05/2032 (A)	3,000	2,991
JPMorgan Mortgage Trust, Ser 2004-S1, CI 1A4
4.500%, 09/25/2034	122	123
JPMorgan Mortgage Trust, Ser 2005-A3, CI 6A2
3.823%, 06/25/2035 (B)	986	990
JPMorgan Mortgage Trust, Ser 2005-A3, CI 6A5
3.823%, 06/25/2035 (B)	996	1,000
JPMorgan Mortgage Trust, Ser 2005-A4, CI 4A2
4.117%, 07/25/2035 (B)	2,790	2,799
JPMorgan Mortgage Trust, Ser 2006-A2, CI 5A3
3.586%, 11/25/2033 (B)	403	411
JPMorgan Mortgage Trust, Ser 2007-A1, CI 4A2
3.739%, 07/25/2035 (B)	551	566
JPMorgan Mortgage Trust, Ser 2007-A1, CI 1A1
3.696%, 07/25/2035 (B)	2,286	2,335
JPMorgan Mortgage Trust, Ser 2007-A1, CI 5A2
3.690%, 07/25/2035 (B)	1,349	1,387

120	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2007-A4, CI 1A1
3.774%, 06/25/2037 (B)	$76	$74
JPMorgan Resecuritization Trust, Ser 2009-12, CI 6A1
3.981%,10/26/2035 (A)(B)	219	219
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl AM
6.114%, 07/15/2040 (B)	250	250
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2
6.319%, 04/15/2041 (B)	2	2
LSTAR Securities Investment, Ser 2017-7, Cl A
3.733%, VAR ICE LIBOR USD 1 Month+1.750%, 10/01/2022 (A)	135	135
LSTAR Securities Investment, Ser 2017-8, Cl A
3.633%, VAR ICE LIBOR USD 1 Month+1.650%, 11/01/2022 (A)	275	275
MASTR Adjustable Rate Mortgages Trust, Ser 2005-6, CI 5A1
3.236%,07/25/2035 (B)	66	59
MASTR Alternative loan Trust, Ser 2003-5, CI4 A1
5.500%, 07/25/2033	2,208	2,306
Mellon Residential Funding, Ser 1999-TBC3, Cl A2
2.626%,10/20/2029 (B)	316	317
Mellon Residential Funding, Ser 2001-TBC1, Cl A1
2.619%, VAR ICE LIBOR USD 1 Month+0.700%, 11/15/2031	1,758	1,757
Merrill Lynch Mortgage Investors Trust, Ser 2003-E, Cl A1
2.580%, VAR ICE LIBOR USD 1 Month+0.620%, 10/25/2028	1,275	1,267
Merrill Lynch Mortgage Investors Trust, Ser 2003-G, Cl A1
2.600%, VAR ICE LIBOR USD 1 Month+0.640%, 01/25/2029	668	645
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
3.446%,12/25/2034 (B)	1,817	1,826
Merrill Lynch Mortgage Investors Trust, Ser 2005-2, Cl 2A
3.480%, VAR US Treas Yield Curve Rate T Note Const Mat 1Yr+ 2.250%, 10/25/2035	1,458	1,474
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A2
3.541%, 02/25/2035 (B)	4,144	4,285
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A3
3.541%, 02/25/2035 (B)	1,159	1,172

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A5
3.541%, 02/25/2035 (B)	$860	$890
Merrill Lynch Mortgage Investors Trust, Ser 2005-A4, CI 1A
3.712%, 07/25/2035 (B)	581	482
MetLife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055 (A)(B)	309	304
MFA Trust, Ser 2017-RPL1, Cl A1
2.588%, 02/25/2057 (A)(B)	220	216
Morgan Stanley Capital I Trust, Ser 2006-T23, Cl D
6.132%, 08/12/2041 (A)( B)	2,000	2,060
Morgan Stanley Capital I Trust, Ser 2007-T25, Cl AJ
5.574%,11/12/2049 (B)	3,063	3,092
Morgan Stanley Capital I Trust, Ser 2015-XLF1, Cl B
3.669%, VAR LIBOR USD 1 Month+1.750%, 08/14/2031 (A)	2,374	2,380
Morgan Stanley Capital I Trust, Ser 2017-PRME, Cl C
3.569%, VAR LIBOR USD 1 Month+1.650%, 02/15/2034 (A)	1,500	1,500
Morgan Stanley Mortgage Loan Trust, Ser 2004-10AR, CI 1A
3.976%, 11/25/2034 (B)	1,266	1,278
Morgan Stanley Mortgage Loan Trust, Ser 2004-8AR, CI 4A2
3.608%,10/25/2034 (B)	2,093	2,095
Morgan Stanley Mortgage Loan Trust, Ser 2005-5AR, CI 1A1
2.230%, VAR ICE LIBOR USD 1 Month+0.270%, 09/25/2035	159	160
Morgan Stanley Re-REMIC Trust, Ser 2012-10, Cl AXA
1.000%, 03/27/2051 (A)	11	11
MortgageIT Trust, Ser 2005-1, Cl 2A
3.157%, VAR ICE LIBOR USD 1 Month+1.250%, 02/25/2035	2,075	2,071
Motel 6 Trust, Ser 2017-MTL6, Cl A
2.839%, VAR LIBOR USD 1 Month+0.920%, 08/15/2034 (A)	2,935	2,940
MRFC Mortgage Pass-Through Trust, Ser 2002-TBC2, Cl A
2.779%, VAR ICE LIBOR USD 1 Month+0.860%, 08/15/2032	734	706
MSSG Trust, Ser 2017-237P, Cl XA, I0
0.343%, 09/13/2039 (A)(B)	27,151	796
MSSG Trust, Ser 2017-237P, Cl D
3.865%, 09/13/2039 (A)	2,457	2,368
MSSG Trust, Ser 2017-237P, Cl XB, I0
0.050%, 09/13/2039 (A)(B)	16,790	131

SEI Institutional Investments Trust / Annual Report / May 31, 2018	121

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057 (A)(B)	$410	$414
New Residential Mortgage Loan Trust, Ser 2017-5A, Cl A1
3.460%, VAR ICE LIBOR USD 1 Month+1.500%, 06125/2057 (A)	3,991	4,095
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AP3, Cl A6
5.293%, 10/25/2034	78	80
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AR4, Cl M1
2.997%, VAR ICE LIBOR USD 1 Month+1.100%, 12/25/2034	2,799	2,791
Nomura Resecuritization Trust, Ser 2014-6R, CI 5A1
3.386%, 04/26/2037 (A)( B)	960	974
Nomura Resecuritization Trust, Ser 2015-1R, CI 5A1
2.367%, VAR 12 Month Treas Avg+0.990%, 06/26/2046 (A)	2,917	2,882
Nomura Resecuritization Trust, Ser 2015-2R, CI 5A1
2.140%, VAR 12 Month Treas Avg+0.770%, 04/26/2047 (A)	1,329	1,302
Nomura Resecuritization Trust, Ser 2015-4R, CI 3A2
3.752%, 02/26/2036 (A)( B)	6,384	6,416
OBX Trust, Ser 2018-1, Cl A2
2.610%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2057 (A)	4,866	4,872
One Market Plaza Trust, Ser 2017-1MKT, Cl D
4.146%, 02/10/2032 (A)	1,275	1,265
One Market Plaza Trust, Ser 2017-MKT, Cl C
4.016%, 02/10/2032 (A)	1,935	1,931
PHH Mortgage Capital, Ser 2008-CIM2, CI 1A1
4.157%, VAR ICE LIBOR USD 1 Month+2.250%, 07/25/2038	861	843
Provident Funding Mortgage Loan Trust, Ser 2003-1, Cl A
3.738%, 08125/2033 (B)	1,380	1,393
Provident Funding Mortgage Loan Trust, Ser 2005-2, Cl 2A1A
3.927%, 10/25/2035 (B)	862	862
Provident Funding Mortgage Loan Trust, Ser 2005-2, CI 3A
3.817%, 10/25/2035 (B)	1,086	1,089
RALI Trust, Ser 2007-003, Cl A1
2.120%, VAR ICE LIBOR USD 1 Month+0.160%, 03/25/2047	1,010	924

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Residential Accredit Loans Inc, Ser 2006-Q010, Cl A1
2.120%, VAR ICE LIBOR USD 1 Month+0.160%, 01/25/2037	$3,640	$3,432
Residential Asset Securitization Trust, Ser 2007-A8, Cl 3A1
6.213%, 08/25/2022 (B)	684	575
Sequoia Mortgage Trust, Ser 2002-10, CI 1A
2.748%, VAR ICE LIBOR USD 1 Month+0.800%, 10/20/2027	1,014	988
Sequoia Mortgage Trust, Ser 2002-9, CI 1A
2.648%, VAR ICE LIBOR USD 1 Month+0.700%, 09/20/2032	1,326	1,261
Sequoia Mortgage Trust, Ser 2004-3, Cl A
3.003%, VAR ICE LIBOR USD 6 Month+0.500%, 05/20/2034	2,181	2,104
Sequoia Mortgage Trust, Ser 2004-5, Cl A1
3.151%, 06/20/2034 (B)	2,072	2,048
Sequoia Mortgage Trust, Ser 2012-1, CI 1A1
2.865%, 01/25/2042 (B)	1,194	1,200
Sequoia Mortgage Trust, Ser 2013-1, CI 1A1
1.450%, 02/25/2043 (B)	978	942
Series RRX Trust, Ser 2014-1A, Cl A, PO
0.000%, 08/26/2044 (A)(E)	710	708
SG Residential Mortgage Trust, Ser 2018-1, Cl A1
3.425%, 04/27/2048 (A)(B)	414	414
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-2, CI 4A2
3.623%, 03/25/2034 (B)	1,658	1,659
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-9XS, Cl A
2.330%, VAR ICE LIBOR USD 1 Month+0.370%, 07/25/2034	5,113	5,126
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-1, CI 5A1
3.639%, 02/25/2035 (B)	1,755	1,762
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-7, CI 1A3
3.782%, 04/25/2035 (B)	1,376	1,370
Structured Asset Mortgage Investments II Trust, Ser 2004-AR5, CI 1A1
2.608%, VAR ICE LIBOR USD 1 Month+0.660%, 10/19/2034	1,510	1,443
Structured Asset Mortgage Investments II Trust, Ser 2004-AR8, Cl A1
2.628%, VAR ICE LIBOR USD 1 Month+0.680%, 05/19/2035	2,818	2,777
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
2.600%, VAR ICE LIBOR USD 1 Month+0.640%, 09/25/2043	1,352	1,307

122	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Thornburg Mortgage Securities Trust, Ser 2005-1, Cl A3
3.496%, 04/25/2045 (B)	$3,050	$3,066
Thornburg Mortgage Securities Trust, Ser 2007-1, Cl A2B
4.054%, VAR ICE LIBOR USD 12 Month+1.300%, 03/25/2037	1,476	1,274
Thornburg Mortgage Securities Trust, Ser 2007-4, Cl 3A1
3.434%, 09/25/2037 (B)	3,892	3,926
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(B)	521	509
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl XA, 10
2.075%, 05/10/2045 (A)( B)	10,434	678
Velocity Commercial Capital loan Trust, Ser 2016-1, Cl AFl
4.410%, VAR ICE LIBOR USD 1 Month+2.450%, 04/25/2046 (A)	1,894	1,894
Velocity Commercial Capital loan Trust, Ser 2016-2, Cl AFL
3.760%, VAR ICE LIBOR USD 1 Month+1.800%, 10/25/2046	1,316	1,334
Velocity Commercial Capital loan Trust, Ser 2017-1, Cl AFL
3.210%, VAR LIBOR USD 1 Month+1.250%, 05/25/2047 (A)	2,656	2,670
Verus Securitization Trust, Ser 2017-2A, Cl A1
2.485%, 07/25/2047 (A)( B)	2,883	2,856
Verus Securitization Trust, Ser 2018-1, Cl A1
2.929%, 02/25/2048 (A)(B)	3,925	3,901
Verus Securitization Trust, Ser 2018-INV1, Cl A1
3.626%, 03/25/2058 (A)( B)	2,940	2,943
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C31, Cl AJ
5.660%, 04/15/2047 (B)	1,409	1,414
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C32, Cl AJ
5.861%, 06/15/2049 (B)	337	341
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C34, Cl C
6.197%, 05/15/2046 (B)	1,500	1,530
Waldorf Astoria Boca Raton Trust, Ser 2016-BOCA, Cl E
6.269%, VAR LIBOR USD 1 Month+4.350%, 06/15/2029 (A)	4,000	4,015
Waldorf Astoria Boca Raton Trust, Ser 2016-BOCA, Cl B
3.969%, VAR LIBOR USD 1 Month+2.050%, 06/15/2029 (A)	3,000	3,004

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
3.460%,10/25/2033 (B)	$2,011	$2,036
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
3.147%, 08/25/2033 (B)	1,323	1,338
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, CI 1A6
3.357%, 09/25/2033 (B)	1,846	1,891
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR1, Cl A
3.707%, 03/25/2034 (B)	5,733	5,850
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR10, Cl A1B
2.380%, VAR ICE LIBOR USD 1 Month+0.420%, 07/25/2044	2,909	2,918
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR11, Cl A
3.288%, 10/25/2034 (B)	1,472	1,478
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR13, Cl A1A
2.680%, VAR ICE LIBOR USD 1 Month+0.720%, 11/25/2034	1,376	1,372
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR13, Cl A2A
2.700%, VAR ICE LIBOR USD 1 Month+0.740%, 11/25/2034	1,906	1,875
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR14, Cl A1
3.474%, 01/25/2035 (B)	2,849	2,913
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR2, Cl A
2.958%, VAR 12 Month Treas Avg+1.400%, 04/25/2044	4,042	3,985
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR8, Cl A2
2.360%, VAR ICE LIBOR USD 1 Month+0.400%, 06/25/2044	2,110	2,086
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB2, CI 1A
5.000%, 07/25/2034	751	776
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB4, CI 22A
6.000%,12/25/2019	46	47
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR1, Cl A1A
2.600%, VAR ICE LIBOR USD 1 Month+0.640%, 01/25/2045	1,535	1,579
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR11, Cl A1A
2.280%, VAR ICE LIBOR USD 1 Month+0.320%, 08/25/2045	2,019	2,018

SEI Institutional Investments Trust / Annual Report / May 31, 2018	123

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A1
2.250%, VAR ICE LIBOR USD 1 Month+0.290%, 10/25/2045	$2,100	$2,100
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A2
3.008%, VAR 12 Month Treas Avg+1.450%, 10/25/2045	377	390
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR14, CI 1A4
3.403%, 12/25/2035 (B)	93	94
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR19, Cl A1A1
2.230%, VAR ICE LIBOR USD 1 Month+0.270%, 12/25/2045	168	168
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR6, Cl 2A1A
2.420%, VAR ICE LIBOR USD 1 Month+0.460%, 04/25/2045	3,908	3,893
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR8, Cl 2A1A
2.540%, VAR ICE LIBOR USD 1 Month+0.580%, 07/25/2045	2,198	2,213
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR9, Cl A1A
2.600%, VAR ICE LIBOR USD 1 Month+0.640%, 07/25/2045	1,470	1,464
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR1, CI 2A1A
2.628%, VAR 12 Month Treas Avg+1.070%, 01/25/2046	1,688	1,690
WaMu Mortgage Pass-Through Certificates, Ser 2007-0A3, CI 5A
2.066%, VAR Cost of Funds 11th District of San Fran+1.250%, 04/25/2047	2,889	2,537
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-H, Cl A1
3.620%, 09/25/2033 (B)	1,304	1,329
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-K, CI 1A1
3.566%, 11/25/2033 (B)	799	811
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-E, Cl A1
4.350%, 05/25/2034 (B)	224	229
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-K, CI 1A2
3.576%, 07/25/2034 (B)	614	626
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-N, Cl A7
3.483%, 08/25/2034 (B)	1,788	1,809

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-0, Cl A1
3.556%, 08125/2034 (B)	$1,310	$1,347
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Q, CI 1A2
3.601%, 09/25/2034 (B)	1,703	1,735
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-R, CI 2A1
3.603%, 09/25/2034 (B)	141	146
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-R, CI 1A1
3.607%, 09/25/2034 (B)	1,935	1,965
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-S, Cl A1
3.643%, 09/25/2034 (B)	483	494
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-U, Cl A1
3.823%, 10/25/2034 (B)	2,957	2,978
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Y, Cl 3A1
3.740%, 11/25/2034 (B)	2,191	2,228
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Z, Cl 2A1
3.738%, 12/25/2034 (B)	1,727	1,758
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Z, CI 1A2
3.744%, 12/25/2034 (B)	795	797
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR1, CI 1A1
3.839%, 02/25/2035 (B)	3,139	3,206
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, CI 1A1
3.846%, 06/25/2035 (B)	2,820	2,957
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, Cl 2A2
3.822%, 06/25/2035 (B)	1,900	1,950
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, Cl 2A17
3.822%, 06/25/2035 (B)	610	626
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR11, CI 1A1
3.704%, 06/25/2035 (B)	803	812
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR12, Cl 2A5
3.860%, 06/25/2035 (B)	1,594	1,629
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR16, Cl 2A1
3.808%, 02/25/2034 (B)	568	582
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR2, Cl 3A1
3.873%, 03/25/2035 (B)	886	901

124	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR3, Cl 2A1
3.731%, 03/25/2035 (B)	$832	$845
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR7, CI 2A1
4.238%, 05/25/2035 (B)	110	110
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, CI 1A1
4.020%, 06/25/2035 (B)	854	873
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 3A2
4.111%, 06/25/2035 (B)	976	1,003
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR9, Cl 3A1
3.945%, 06/25/2034 (B)	1,033	1,064
WFCG Commercial Mortgage Trust, Ser 2015-BXRP, Cl C
3.690%, VAR LIBOR USD 1 Month+1.772%, 11/15/2029 (A)	1,607	1,607
WFRBS Commercial Mortgage Trust, Ser 2011-C2, Cl XA, 10
0.782%, 02/15/2044 (A)(B)	14,428	267

		518,036

Total Mortgage-Backed Securities (Cost $565,816) ($ Thousands)		569,822

LOAN PARTICIPATIONS — 27.5%
Aerospace/Defense — 0.6%
Sequa Mezzanine Holdings LLC, Initial Term Loan, 1st Lien
11.099%, VAR LIBOR+9.000%, 04/28/2022	2,136	2,130
7.071%, VAR LIBOR+5.500%, 11/28/2021	2,699	2,696
Transdigm Inc., New Tranche F Term Loan
5.052%, 06/09/2023	1,507	1,503
Transdigm Inc., Term Loan, 1st Lien
4.476%, 05/30/2025	1,002	998
Transdigm Inc., Tranche F Loan, 1st Lien
4.651%, 06/09/2023	2,878	2,870

		10,197

Airlines — 0.2%
Air Methods, Initial Term Loan, 1st Lien
5.802%, VAR LIBOR+3.500%, 04/22/2024	3,289	3,269
American Airlines, Inc., Term Loan
3.919%,12/14/2023	593	589

		3,858

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Building Materials — 0.4%
Fairmount Santrol (fka Fairmount Minerals, Ltd.), Initial Term Loan, 1st Lien
8.300%, VAR LIBOR+6.000%, 11/01/2022	$1,372	$1,372
Forterra Finance LLC, Replacement Term Loan
4.901%, VAR LIBOR+3.000%, 10/25/2023	5,473	5,116
Mueller Water Products, Initial Loan, 1st Lien
4.803%, VAR LIBOR+2.500%, 11/25/2021	22	23
4.802%, VAR LIBOR+2.500%, 11/25/2021	176	177
4.480%, VAR LIBOR+2.500%, 11/25/2021	370	372

		7,060

Chemicals — 1.4%
Atotech, Cov-Lite, Term Loan B, 1st Lien
5.302%, VAR LIBOR+3.000%, 01/31/2024	1,321	1,318
Charter NEX US, Initial Term Loan, 1st Lien
4.980%, VAR LIBOR+3.250%, 05/16/2024	3,624	3,623
H.B. Fuller, Commitment, 1st Lien
3.948%, VAR LIBOR+2.250%, 10/20/2024	4,317	4,318
Reynolds Group Holdings, 1st Lien
4.730%, 02/05/2023	1,958	1,961
Reynolds Group Holdings, 2nd Lien
4.730%, 02/05/2023	3,294	3,299
Tronox, Term Loan Bond, 1st Lien
5.302%, 09/23/2024	4,594	4,615
Wilsonart LLC, Tranche D Term Loan, 1st Lien
5.560%, VAR LIBOR+3.250%, 12/19/2023	6,269	6,283

		25,417

Communications — 0.3%
Intelsat Jackson Holdings SA, Tranche B-3 Loan, 1st Lien
5.718%,11/27/2023	5,143	5,159
Intelsat Jackson, Term Loan B, 1st Lien
6.468%, 01/02/2024	355	367

		5,526

Computers & Electronics — 1.8%
Colorado Buyer, Initial Term Loan, 1st Lien
5.360%, VAR LIBOR+3.000%, 05/01/2024	1,568	1,567
Colorado Buyer, Second Lien
9.610%, VAR LIBOR+7.250%, 05/01/2025	1,339	1,324

SEI Institutional Investments Trust / Annual Report / May 31, 2018	125

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Cypress Intermediate Holdings Ill (fka Jaguar Holding), Initial Term Loan, 1st Lien
8.651%, VAR LIBOR+6.750%, 04/28/2025	$672	$675
4.990%, VAR LIBOR+3.000%, 04/29/2024	1,101	1,103
EIG Investors, Refinancing Loan, 1st Lien
6.319%, VAR LIBOR+4.000%, 02/09/2023	4,549	4,566
Entegris, 1st Lien
4.151%, VAR LIBOR+2.250%, 04/30/2021	2,326	2,332
Epicor Software (fka Eagle Parent), Term Loan B, 1st Lien
5.160%, VAR LIBOR+3.750%, 06/01/2022	1,713	1,721
Evergreen Skills Lux SARL, Initial Term Loan, 1st Lien
6.730%, VAR LIBOR+1.239%, 04/28/2021	2,144	2,004
Hyland Software, 1st Lien
5.173%, VAR LIBOR+3.250%, 07/01/2022	1,145	1,153
Hyland Software, Initial Loan, 1st Lien
8.923%, VAR LIBOR+7.000%, 07/07/2025	1,065	1,082
Integrated Device Technology
4.468%, VAR LIBOR+3.000%, 04/04/2024	1,154	1,154
Kronos, Incremental Term Loan, 1st Lien
5.358%, VAR LIBOR+3.500%, 11/01/2023	1,870	1,878
5.056%,11/01/2023	5	5
Micro Focus, 1st Lien
4.730%, VAR LIBOR+2.750%, 06/21/2024	253	252
Misys Limited, Dollar Term Loan, 1st Lien
9.557%, VAR LIBOR+7.250%, 06/13/2025	910	880
5.807%, VAR LIBOR+3.500%, 06/13/2024	1,344	1,321
Oberthur, Cov-Lite, 1st Lien
6.052%, VAR LIBOR+3.750%, 01/10/2024	837	835
Optiv, Initial Term Loan, 1st Lien
5.250%, VAR LIBOR+3.250%, 02/01/2024	1,274	1,242
Rocket Software, Cov-Lite Term Loan, 2nd Lien
11.802%, VAR LIBOR+9.500%, 10/14/2024	400	404

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Rocket Software, Term Loan, 1st Lien
6.052%, VAR LIBOR+4.250%, 10/14/2023	$1,498	$1,512
Seattle SpinCo, Initial Term Loan, 1st Lien
4.730%, VAR LIBOR+2.750%, 06/21/2024	1,707	1,701
Solera, LLC (Solera Finance), Dollar Term Loan, 2nd Lien
4.730%, VAR LIBOR+3. 250%, 03/03/2023	992	995
Veritas US, New Dollar Term Loan B, 1st Lien
6.802%, VAR LIBOR+4.500%, 01/27/2023	589	557
VF Holding, Term Loan B-1, 1st Lien
5.230%, VAR LIBOR+3.250%, 06/30/2023	3,315	3,316

		33,579

Computers and Electronics – 0.2%
Audio Visual Services, Term Loan, 1st Lien
5.256%, 03/03/2025	2,397	2,388
Audio Visual Services, Term Loan, 2nd Lien
9.256%, VAR LIBOR+7.250%, 09/01/2025	1,132	1,123

		3,511

Construction – 0.0%
Pike Corporation, Initial Term Loan
5.490%, 03/23/2025	713	720

Consumer Discretionary – 0.1%
IRB Holding Corp., Term Loan B
5.173%, 02/05/2025	1,209	1,213
Samsonite International, Term Loan B, 1st Lien
3.730%, 04/25/2025	450	446

		1,659

Consumer Nondurables – 0.1%
Prestige Brands, Term Loan B-4, 1st Lien
3.980%, VAR LIBOR+2.750%, 01/26/2024	1,098	1,102
Revlon Consumer Products, Initial Term Loan B, 1st Lien
5.476%, VAR LIBOR+3.500%, 09/07/2023	104	81

		1,183

Energy – 0.4%
Bison Midstream, Term Loan B, 1st Lien
4.730%, 05/21/2025	1,884	1,879
Consolidated Energy, Term Loan B, 1st Lien
4.417%, 05/07/2025	3,292	3,288

126	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Dynegy Inc., Tranche C-2 Loan, 1st Lien
4.461%, 02/07/2024	$2,047	$2,046
Peabody Energy Corp., Term Loan
4.730%, 03/31/2025	1,048	1,046

		8,259

Entertainment And Leisure – 0.9%
AMC Entertainment Holdings (fka AMC Entertainment), Initial Term Loan, 1st Lien
4.169%, VAR LIBOR+2.250%, 12/15/2022	6,211	6,220
Caesars Resort Collection, Term Loan, 1st Lien
4.730%, 12/23/2024	3,204	3,203
EMI Music Publishing, Term Loan, 1st Lien
4.144%, 08/20/2023	1,040	1,040
Hoya Midco, LLC, Initial Term Loan, 1st Lien
5.480%, VAR LIBOR+4.000%, 06/30/2024	2,757	2,761
Seaworld Parks & Entertainment (f/k/a SW Acquisitions), Term Loan B-2, 1st Lien
4.552%, VAR LIBOR+2.250%, 05/14/2020	1,918	1,916
UFC Holdings, LLC, Term Loan, 1st Lien
5.240%, VAR LIBOR+3.250%, 08/18/2023	1,523	1,527

		16,667

Financial Services – 0.5%
Focus Financial Partners LLC, 1st Lien
5.052%, 07/03/2024	3,162	3,171
Gulf Finance, LLC, Tranche B Term Loan, 1st Lien
7.560%, VAR LIBOR+5.250%, 08/25/2023	704	603
Harland Clarke, Term Loan, 1st Lien
7.052%, 11/03/2023	1,388	1,367
Paysafe, Term Loan B, 1st Lien
5.401%, 01/03/2025	4,737	4,689

		9,830

Food And Beverage – 0.2%
Aramark Intermediate HoldCo Corporation, U.S. Term B-1 Loan, 1st Lien
3.980%, 03/11/2025	2,037	2,039
Arby’s Restaurant Group, Inc., Term Loan B, 1st Lien
5.248%, 02/05/2025	1,511	1,516
Mastronardi Produce, Term Loan B, 1st Lien
5.157%, 05/01/2025	293	295

		3,850

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Gaming And Hotels – 0.8%
Boyd Gaming, Term Loan B
4.255%, VAR LIBOR+2.500%, 09/15/2023	$2,999	$3,011
CCM Merger (MotorCity Casino Hotel), Term Loan, 1st Lien
4.730%, VAR LIBOR+2.750%, 08/06/2021	1,281	1,283
Golden Nugget (fka Landry’s), Term Loan B
4.730%, VAR LIBOR+3. 250%, 10/04/2023	674	677
Golden Nugget, Inc., Initial B Term Loan, 1st Lien
4.678%, 10/04/2023	515	518
Mohegan Tribal Gaming Authority, Term B Loan, 1st Lien
5.980%, VAR LIBOR+4.000%, 10/13/2023	5,374	5,147
Penn National Gaming, Term Loan B, 1st Lien
4.480%, VAR LIBOR+2.500%, 01/19/2024	599	602
Station Casinos LLC, Term B Facility Loan, 1st Lien
4.490%, VAR LIBOR+2.500%, 06/08/2023	2,754	2,753

		13,991

Health Care – 4.3%
Acadia Healthcare, Term Loan B-3
4.480%, 02/11/2022	1,322	1,331
4.480%, 02/16/2023	3,149	3,169
Air Medical Group Holdings, Term Loan, 1st Lien
5.173%, VAR LIBOR+3.250%, 04/28/2022	5,669	5,659
Albany Molecular, Term Loan,1st Lien
8.980%, VAR LIBOR+7.000%, 08/30/2025 (F)	573	580
5.230%, VAR LIBOR+3.250%, 08/30/2024	3,520	3,509
Auris Luxembourg Ill S.A R.l., Incremental Facility B7, 1st Lien
5.302%, VAR LIBOR+3.000%, 01/17/2022	2,730	2,733
BPA Laboratories, 2nd Lien
10.052%, VAR LIBOR+2.500%, 04/29/2020 (C)	3,418	3,213
Concentra, Term Loan, 2nd Lien
8.410%, 06/01/2023	480	485
DJO Finance, Initial Term Loan, 1st Lien
5.558%, VAR LIBOR+3.250%, 06/08/2020	3,198	3,205

SEI Institutional Investments Trust / Annual Report / May 31, 2018	127

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
5.151%, VAR LIBOR+3.250%, 06/08/2020	$3,157	$3,164
Envision Healthcare (fka Emergency Medical Services), Initial Term Loan, 2nd Lien
4.990%, VAR LIBOR+3.000%, 12/01/2023	3,723	3,727
Equinox Fitness Clubs, Term Loan, 1st Lien
4.901%, 03/08/2024	6,037	6,052
Equinox Holdings, Initial Loan, 1st Lien
8.901%, VAR LIBOR+7.000%, 09/06/2024	2,050	2,095
Grifols Worldwide Operations Limited, Tranche B Term Loan, 1st Lien
4.005%, VAR LIBOR+2.250%, 01/31/2025	3,963	3,974
Immucor, Term B-3 Loan, 1st Lien
7.302%, VAR LIBOR+5.000%, 06/15/2021	3,508	3,565
IMS Health, Term Loan B2, 1st Lien
4.302%, 01/17/2025	1,390	1,391
Jaguar Holding Co I, Term Loan
4.802%, 08/18/2022	3,237	3,233
4.480%, 08/18/2022	2,937	2,934
Life Time Fitness, Term Loan
5.057%, VAR LIBOR+2.750%, 06/10/2022	6,217	6,212
Parexel lnternational, Term Loan B, 1st Lien
4.730%, VAR LIBOR+3.000%, 09/27/2024	1,361	1,359
Press Ganey Holdings Inc., Term Loan, 1st Lien
4.730%,10/23/2023	1,013	1,017
Radnet Management, Term Loan B-1, 1st Lien
7.500%, VAR LIBOR+3.750%, 06/30/2023	107	107
6.500%, VAR LIBOR+3.750%, 06/30/2023	7,784	7,845
Sterigenics-Nordion Holdings, LLC, Incremental Term Loan, 1st Lien
4.980%, VAR LIBOR+3.000%, 05/15/2022	6,630	6,645
Valeant, Term Loan B
5.420%, VAR LIBOR+4.750%, 04/01/2022	924	925
Valeant, Term Loan B, 1st Lien
0.000%, 06/02/2025 (F)	1,772	1,775

		79,904

Industrials — 0.1%
Kraton Polymers, Term Loan B
4.480%, 03/08/2025	1,101	1,105

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Wrangler Buyer, Term Loan, 1st Lien
4.730%, VAR LIBOR+3.000%, 09/27/2024	$1,233	$1,235

		2,340

Information Technology — 2:1%
Applied Systems, Term Loan, 1st Lien
5.552%, 09/19/2024	4,442	4,470
Applied Systems, Term Loan, 2nd Lien
9.302%, VAR LIBOR+7.000%, 09/19/2025	354	366
AVSC Holding Corp., Initial Term Loan, 1st Lien
5.167%, 03/03/2025	1,981	1,974
Blackhawk Network, Term Loan, 1st Lien
0.000%, 05/23/2025 (F)	2,055	2,055
Ceridian, Term Loan B, 1st Lien

5.226%, 04/30/2025	2,530	2,536

Crown Americas, Term Loan, 1st Lien
4.312%, VAR LIBOR+2.000%, 04/03/2025	1,246	1,252
CVENT Inc., Term Loan B, 1st Lien
5.651%,11/29/2024	3,048	3,040
First Data, Term Loan, 1st Lien
3.965%, VAR LIBOR+2.250%, 04/26/2024	4,453	4,450
Go Daddy Operating Company, LLC (GD Finance Co, Inc.), Tranche B-1 Term Loan, 1st Lien
4.151%, 02/15/2024	3,032	3,041
Go Daddy, Term Loan, 1st Lien
4.151%, 02/15/2024	2,276	2,283
Hanger Inc, Term Loan B
5.401%, 03/06/2025	4,485	4,485
Iron Mountain Inc., Term Loan B
3.730%, 01/02/2026	4,273	4,208
Uber Technologies Inc., Term Loan
6.001%, 04/04/2025	4,719	4,747

		38,907

Insurance – 1.0%
Acrisure, Term Loan B2, 1st Lien
6.609%, VAR LIBOR+4.250%, 11/22/2023	357	360
Alliant Insurance, Term Loan B, 1st Lien
4.929%, 05/09/2025	980	979
AmWINS Group, Term Loan, 1st Lien
4.730%, VAR LIBOR+2.750%, 01/25/2024	1,939	1,939
4.614%, VAR LIBOR+2.750%, 01/25/2024	789	790

128	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Asurion LLC
4.730%, VAR LIBOR+2.750%, 08/04/2022	$1,471	$1,476
Asurion LLC (fka Asurion), Replacement Term Loan B-2, 2nd Lien
7.980%, VAR LIBOR+6.000%, 08/04/2025	4,459	4,564
Asurion LLC (fka Asurion), Replacement Term Loan B-6
4.730%, VAR LIBOR+2.750%, 11/03/2023	2,547	2,556
Hub International, Initial Term Loan, 1st Lien
5.360%, VAR LIBOR+3.000%, 04/25/2025	2,775	2,770
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
5.052%, VAR LIBOR+3.000%, 06/07/2023	2,456	2,460

		17,894

Leasing — 0.1%
CH Hold, Initial Term Loan, 1st Lien
9.230%, VAR LIBOR+7.250%, 02/03/2025	468	478

4.980%, VAR LIBOR+3.000%, 02/01/2024	768	769

		1,247

Machinery — 0.2%
Clark Equipment Company, Repriced Term Loan, 1st Lien
4.302%, 05/18/2024	989	987
KEMET (KEMET Electronics), Initial Term Loan, 1st Lien
7.901%, VAR LIBOR+6.000%, 04/26/2024	1,761	1,778

		2,765

Manufacturing — 0.3%
Columbus McKinnon Corp,
Term Loan 4.802%, 01/31/2024	1,017	1,020
Gardner Denver, Tranche B-1 Dollar Term Loan, 1st Lien
5.052%, VAR LIBOR+2.750%, 07/30/2024	2,741	2,751
Hillman, Delayed Term Loan, 1st Lien
0.000%, 05/16/2025 (F)	338	338
Hillman, Term Loan B, 1st Lien
0.000%, 05/16/2025 (F)	1,085	1,085
Trinseo Materials Operating, Term Loan, 1st Lien
4.401%, VAR LIBOR+2.500%, 09/06/2024	991	993

		6,187

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
MateriaIs — 0.7%
ABC Supply, Term Loan B, 1st Lien
3.901%,10/31/2023	$6,282	$6,250
Multi-Color, Term Loan B, 1st Lien
4.230%, VAR LIBOR+2.250%, 10/31/2024	1,388	1,394
Ring Container, Term Loan, 1st Lien
4.730%,10/31/2024	3,356	3,353
Summit Materials, Term Loan, 1st Lien
3.980%,11/21/2024	2,010	2,023

		13,020

Media —1.1%
Cumulus Media Holdings, Term Loan, 1st Lien
7.000%, VAR LIBOR+1.240%, 12/23/2020	1,964	1,705
MCC Iowa LLC, Tranche M Term Loan, 1st Lien
3.760%, VAR LIBOR+2.000%, 01/15/2025	3,001	3,004
Mission Broadcasting, Term Loan B-2, 1st Lien
4.407%, VAR LIBOR+2.500%, 01/17/2024	438	439
Nexstar Broadcasting, Term B-2 Loan, 1st Lien
4.407%, VAR LIBOR+2.500%, 01/17/2024	3,414	3,419
Townsquare Media, 1st Lien
4.980%, VAR LIBOR+3.000%, 04/01/2022	2,006	2,006
Tribune Media (fka Tribune), Term Loan C, 1st Lien
4.980%, VAR LIBOR+3.000%, 01/26/2024	2,526	2,523
Univision Communications, Replacement
Repriced First-Lien Term Loan, 1st Lien
4.730%, VAR LIBOR+2.750%, 03/15/2024	1,257	1,212
UPC Financing Partnership, Facility AR, 1st Lien
4.419%, VAR LIBOR+2.500%, 01/15/2026	5,259	5,240

		19,548

Metals & Mining — 0.3%
Dynacast International, Term B-2 Loan, 1st Lien
5.552%, VAR LIBOR+3.250%, 01/28/2022	1,834	1,836

SEI Institutional Investments Trust / Annual Report / May 31, 2018	129

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Murray Energy Corporation, Term B-2 Loan, 1st Lien
9.552%, VAR LIBOR+7.250%, 04/16/2020	$4,419	$4,102

		5,938

Oil & Gas – 0.9%
California Resources, Term Loan, 1st Lien
12.336%, VAR LIBOR+10.375%, 12/31/2021	1,190	1,334
Chesapeake Energy, Class A Loan, 1st Lien
9.468%, VAR LIBOR+7.500%, 08/23/2021	1,895	1,989
Citgo Petroleum Corp.
5.808%, 07/29/2021	997	1,001
FTS International (fka Frac Tech International, LLC), Initial Term Loan, 1st Lien
6.730%, VAR LIBOR+4.750%, 04/16/2021	4,280	4,296
MEG Energy, Initial Term Loan, 1st Lien
5.810%, VAR LIBOR+3.500%, 12/31/2023	616	618
Occidental Petroleum, Term Loan, 1st Lien
6.698%, VAR LIBOR+4.750%, 12/31/2022 (C)	1,382	1,413
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 1st Lien
8.302%, VAR LIBOR+6.000%, 02/21/2021	1,263	1,099
Summit Midstream Partners Holdings, LLC, Term Loan Credit Facility, 1st Lien
7.980%, VAR LIBOR+6.000%, 05/13/2022	1,649	1,666
Traverse Midstream Partners, Advance, 1st Lien
5.850%, VAR LIBOR+4.000%, 09/27/2024	2,720	2,720
Ultra Resources, Term Loan, 1st Lien
4.934%, VAR LIBOR+3.000%, 04/12/2024	290	265

		16,401

Other – 2.4%
Harbor Freight Tools, Term Loan B, 1st Lien
4.401%, 08/18/2023	2,967	2,965
lnfoblox Inc., Term Loan B1, 1st Lien
6.401%,11/07/2023	2,283	2,307
Jeld-wen, Term Loan B-4, 1st Lien
4.302%, 12/14/2024	1,927	1,929
LBM, Term Loan, 1st Lien
5.651%, 08/20/2022	1,608	1,614

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Meredith, Term Loan, 1st Lien
4.980%, VAR LIBOR+3.000%, 01/31/2025	$3,485	$3,496
North American Bancard, 1st Lien
5.302%, 07/01/2024	2,305	2,305
ON Semiconductor Corporation, 2017 New Replacement Term B-2 Loan
3.980%, 03/31/2023	1,010	1,011
Oryx Southern Delaware Holdings LLC, Initial Term Loan, 1st Lien
5.230%, 02/28/2025	2,220	2,195
Power Borrower, LLC, Term Loan, 1st Lien
5.552%, 03/06/2025	945	939
PQ Corp., Term Loan, 1st Lien
4.480%, 02/08/2025	1,752	1,752
Rexnord, Term Loan, 1st Lien
4.211%,08/21/2024	1,481	1,486
Scientific Games International, Inc., Initial Term B-5 Loan
4.730%, 08/14/2024	3,502	3,512
Shutterfly, Term Loan B-2, 1st Lien
4.730%, 08/17/2024	483	486
SRS Distribution Inc., Initial Term Loan
5.580%, 05/23/2025	2,166	2,155
SS&C Technologies, Term Loan B, 1st Lien
4.480%, 04/16/2025 (F)	2,603	2,616
SS&C Technologies, Term Loan B-4
4.480%, 04/16/2025 (F)	975	980
Surgery Center Holdings Inc., Term Loan B, 1st Lien
5.350%, 09/02/2024	2,204	2,200
Syniverse Holdings, Term Loan, 1st Lien
6.928%, VAR LIBOR+5.000%, 03/09/2023	1,945	1,947
Terex, Incremental U.S. Term Loan
3.980%, 01/31/2024	3,906	3,914
WMG Acquisition Corp.
4.230%,11/01/2023	4,162	4,158
XPO Logistics, Inc., Refinancing Term Loan
3.961%, 02/24/2025	1,182	1,184

		45,151

Printing & Publishing – 0.4%
A-L Parent, Initial Term Loan, 1st Lien
5.160%, VAR LIBOR+3.250%, 12/01/2023	1,681	1,692
Dex Media, Term Loan, 1st Lien
11.990%, VAR LIBOR+10.000%, 07/29/2021	673	687
Houghton Mifflin Harcourt Publishers, Term Loan, 1st Lien
4.976%, VAR LIBOR+3.000%, 05/28/2021	3,380	3,135

130	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Lee Enterprises, Term Loan B
8.151%, VAR LIBOR+1.239%, 03/31/2019	$200	$200
McGraw-Hill Global Education Holdings LLC, Term Loan B, 1st Lien
5.980%, VAR LIBOR+4.000%, 05/04/2022	1,336	1,299

		7,013

ProfessionaI & Business Services — 1.4%
Acosta, Tranche B-1 Loan, 1st Lien
5.230%, VAR LIBOR+3.250%, 09/26/2021	1,318	1,043
Checkout Holding, Term Loan B, 1st Lien
5.480%, VAR LIBOR+1.239%, 04/09/2021	3,793	2,583
Conduent, Term Loan B, 1st Lien
4.980%, VAR LIBOR+4.000%, 12/07/2023	2,491	2,505
Emerald 2 Limited, Facility B1, 1st Lien
6.453%, VAR LIBOR+4.000%, 05/14/2021	431	431
Engility (fka TASC), Term Loan B-2, 1st Lien
4.730%, VAR LIBOR+3.250%, 08/14/2023	1,081	1,080
Envigo Laboratories (fka BPA Laboratories), Dollar Term Loan, 1st Lien
10.840%, VAR US LIBOR+8.500%, 10/31/2021 (C)	1,436	1,436
Envigo Laboratories (fka BPA Laboratories), Term Loan, 1st Lien
8.052%, VAR LIBOR+1.311%, 04/29/2020 (C)	2,000	1,890
Flex Acquisition, Initial Term Loan, 1st Lien
5.308%, VAR LIBOR+3.000%, 12/29/2023	2,871	2,865
Garda World
5.506%, VAR LIBOR+4.000%, 05/24/2024	2,342	2,355
LegalZoom, Term Loan B, 1st Lien
6.397%,11/21/2024	2,449	2,468
SAl Global, Term Loan B, 1st Lien
6.802%, VAR LIBOR+4.500%, 12/08/2023	1,585	1,538
Team Health Holdings, Initial Term Loan, 1st Lien
4.730%, VAR LIBOR+2.750%, 02/06/2024	1,858	1,791
Tempo Acquisition, LLC, Initial Term Loan, 1st Lien
4.980%, VAR LIBOR+3.000%, 05/01/2024	1,030	1,030

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Trans Union, Replacement Term Loan B-3, 1st Lien
3.980%, VAR LIBOR+2.000%, 04/10/2023	$3,279	$3,270

		26,285

Real Estate — 0.3%
ESH Hospitality Inc., Term Loan
3.980%, 08/30/2023	2,817	2,819
RE/MAX, LLC (fka RE/MAX International, LLC), Term Loan, 1st Lien
5.052%, VAR LIBOR+2.750%, 12/15/2023	1,976	1,981

		4,800

Retail Food & Drug — 0.2%
Albertson’s, Term B-4 Loan, 1st Lien
4.730%, VAR LIBOR+2.750%, 08/25/2021	308	305
Albertson’s, Term B-6 Loan, 1st Lien
5.319%, VAR LIBOR+3.000%, 06/22/2023	1,056	1,043
Albertson’s, Term Loan, 1st Lien
0.000%, 05/03/2023 (F)	1,207	1,208
BJ’s Wholesale Club, Tranche B Term Loan, 1st Lien
5.423%, VAR LIBOR+3.750%, 02/03/2024	1,286	1,287

		3,843

Retailing — 1.4%
1011778 B.C. Unlimited Liability (New Red Finance) (aka Burger King/Tim Hortons), Term Loan B-3, 1st Lien
4.230%, VAR LIBOR+2.250%, 02/16/2024	1,357	1,355
Academy, Initial Term Loan, 1st Lien
6.017%, VAR LIBOR+4.000%, 07/01/2022	1,075	850
5.907%, VAR LIBOR+4.000%, 07/01/2022	1,285	1,016
Belron Finance US LLC, Initial Term B Loan, 1st Lien
4.863%, VAR LIBOR+2.500%, 11/07/2024	1,649	1,655
General Nutrition Centers, FILO Term Loan, 1st Lien
8.910%, VAR LIBOR+7.000%, 12/31/2022	1,277	1,315
General Nutrition Centers, Tranche B-2 Term Loan, 1st Lien
10.740%, VAR LIBOR+8.750%, 03/04/2021	1,802	1,704

SEI Institutional Investments Trust / Annual Report / May 31, 2018	131

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
GGP/Brookfield Retail, Term Loan B, 1st Lien
0.000%, 05/07/2025 (F)	$4,600	$4,537
J.C. Penney, Term Loan, 1st lien
6.569%, VAR LIBOR+4.250%, 06/23/2023	2,528	2,376
LSF9 Atlantis Holdings, LLC, Senior Lien Term loan, 1st Lien
7.883%, VAR LIBOR+6.000%, 05/01/2023	6,123	6,067
Petco Animal Supplies, Term Loan, 1st Lien
5.609%, VAR LIBOR+3.000%, 01/26/2023	3,424	2,400
Seminole Hard Rock Entertainment (Seminole Hard Rock International, LLC), Term Loan, 1st Lien
5.058%, VAR LIBOR+2.750%, 05/14/2020	3,126	3,141

		26,416

Software – 0.0%
Greeneden U.S. Holdings I LLC, Term Loan B-3
5.802%,12/01/2023	109	110

		110

Telecommunications – 1.7%
Altice US Finance I Corp.
4.230%, 07/28/2025	3,492	3,476
CenturyLink, Initial Term B Loan, 1st Lien
4.730%, VAR LIBOR+2.750%, 01/31/2025	3,827	3,777
Level 3 Financing, Term Loan B, 1st Lien
4.270%, VAR LIBOR+2.250%, 02/22/2024	3,910	3,912
MacDonald Dettwiler, Term Loan B, 1st Lien
4.740%, VAR LIBOR+2.750%, 10/04/2024	4,021	4,018
Numericable, Term Loan B-11, 1st lien
4.730%, VAR LIBOR+2.750%, 07/31/2025	1,708	1,673
Numericable, Term Loan, 1st Lien
5.348%, 01/31/2026	586	576
5.098%, 01/31/2026	3,384	3,318
Radiate Holdco, LLC, Closing Date Term Loan, 1st Lien
4.980%, VAR LIBOR+3.000%, 02/01/2024	2,140	2,107
Telenet, Term Loan, 1st lien
4.419%, 03/01/2026	2,760	2,760
TVC Albany, Term Loan, 1st lien
6.300%, VAR LIBOR+4.000%, 09/18/2024 (F)	2,054	2,057

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
WideOpenWest Finance, LLC, Eighth Amendment Term B Loan, 1st Lien
5.189%, VAR LIBOR+3.250%, 08/18/2023	$4,740	$4,551

		32,225

Transportation – 0.2%
Pregis, 1st lien
5.802%, VAR LIBOR+3.500%, 05/20/2021	3,045	3,026

Utilities – 0.5%
ExGen Renewables, Term Loan B, 1st Lien
4.990%,11/28/2024	2,991	3,002
Vistra Operations LLC (fka Tex Operations LLC), 2016 Incremental Term loan, 1st lien
4.230%, VAR LIBOR+2.750%, 12/14/2023	584	585
4.189%, VAR LIBOR+2.750%, 12/14/2023	1,843	1,846
Vistra Operations LLC (fka Tex Operations LLC), Initial Term Loan, 1st lien
4.480%, VAR LIBOR+2.750%, 08/04/2023	3,728	3,723
Vistra Operations LLC (fka Tex Operations LLC), Term loan C, 1st lien
4.480%, VAR LIBOR+2.750%, 08/04/2023	662	661

		9,817

Total Loan Participations
(Cost $509,561) ($ Thousands)		508,144

CORPORATE OBLIGATIONS – 7.4%
Consumer Discretionary – 1.3%
Alimentation Couche-Tard
2.589%, VAR ICE LIBOR USD 3 Month+0.500%, 12/13/2019 (A)	700	701
AMC Networks
4.750%, 08/01/2025	3,146	2,949
AutoZone
1.625%, 04/21/2019	90	89
Daimler Finance North America LLC
2.779%, VAR ICE LIBOR USD 3 Month +0.450%, 02/22/2021 (A)	250	250
Discovery Communications LLC
2.200%, 09/20/2019	185	183
Dollar Tree
3.055%, VAR ICE LIBOR USD 3 Month+0.700%, 04/17/2020	660	662

132	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ford Motor Credit LLC
3.565%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	$500	$507
2.901%, VAR ICE LIBOR USD 3 Month+0.830%, 03/12/2019	500	502
2.793%, VAR ICE LIBOR USD 3 Month+0.430%, 11/02/2020	500	498
1.897%, 08/12/2019	500	493
General Motors Financial
3.272%, VAR ICE LIBOR USD 3 Month+0.930%, 04/13/2020	800	806
2.903%, VAR ICE LIBOR USD 3 Month+0.540%, 11/06/2020	500	500
Nissan Motor Acceptance MTN
3.232%, VAR ICE LIBOR USD 3 Month+0.890%, 01/13/2022 (A)	800	810
2.685%, VAR ICE LIBOR USD 3 Month+0.390%, 09/28/2020 (A)	750	751
PetSmart
5.875%, 06/01/2025 (A)	874	603
Seminole Hard Rock Entertainment
5.875%, 05/15/2021 (A)	1,023	1,028
Sinclair Television Group
5.625%, 08/01/2024 (A)	2,600	2,590
Sirius XM Radio
5.375%, 04/15/2025 (A)	1,080	1,068
5.375%, 07/15/2026 (A)	2,065	2,000
Six Flags Entertainment
4.875%, 07/31/2024 (A)	6,147	5,932
Tribune Media
5.875%, 07/15/2022	2,400	2,427

		25,349

Consumer Sta pies – 0.2%
Centene Escrow I
5.375%, 06/01/2026 (A)	390	394
Constellation Brands
2.000%,11/07/2019	1,100	1,086
Kraft Heinz Foods
3.173%, VAR ICE LIBOR USD 3 Month+0.820%, 08/10/2022	700	707
Molson Coors Brewing
1.450%, 07/15/2019	190	187
Reckitt BenckiSer Treasury Services
2.846%, VAR ICE LIBOR USD 3 Month+0.560%, 06/24/2022 (A)	700	700
Skandinaviska Enskilda Banken
2.659%, VAR ICE LIBOR USD 3 Month+0.570%, 09/13/2019 (A)	475	477

		3,551

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Energy – 0.6%
Anadarko Petroleum
8.700%, 03/15/2019	$500	$522
6.950%, 06/15/2019	311	323
Andeavor Logistics
5.500%,10/15/2019	375	385
Blue Racer Midstream
6.125%,11/15/2022 (A)	5,950	6,055
FTS lnternational
6.250%,05/01/2022	812	818
Genesis Energy
6.750%, 08/01/2022	1,829	1,857
Phillips 66 3.098%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2020 (A)	790	790
2.919%, VAR ICE LIBOR USD 3 Month+0.600%, 02/26/2021	400	401
Schlumberger Finance Canada
2.200%,11/20/2020 (A)	650	637

		11,788

Financials – 2.2%
ABN AMRO Bank MTN
2.765%, VAR ICE LIBOR USD 3 Month+0.410%, 01/19/2021 (A)	750	750
Assurant
3.542%, VAR ICE LIBOR USD 3 Month+1.250%, 03/26/2021	595	597
Bank of America MTN
3.542%, VAR ICE LIBOR USD 3 Month+1.180%, 10/21/2022	625	638
3.519%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	550	559
2.958%, VAR ICE LIBOR USD 3 Month+0.650%, 10/01/2021	500	503
Bank of Nova Scotia
2.675%, VAR ICE LIBOR USD 3 Month+0.640%, 03/07/2022	500	502
BB&T MTN
2.578%, VAR ICE LIBOR USD 3 Month+0.220%, 02/01/2021	1,000	999
BPCE MTN
3.549%, VAR ICE LIBOR USD 3 Month+1. 220%, 05/22/2022 (A)	550	558
Canadian Imperial Bank of Commerce
2.865%, VAR ICE LIBOR USD 3 Month+0.720%, 06/16/2022	950	958
Capital One
3.509%, VAR ICE LIBOR USD 3 Month+1.150%, 01/30/2023	850	860
2.854%, VAR ICE LIBOR USD 3 Month+0.765%, 09/13/2019	2,000	2,012

SEI Institutional Investments Trust / Annual Report / May 31, 2018	133

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Capital One Financial
3.115%, VAR ICE LIBOR USD 3 Month+0.760%, 05/12/2020	$550	$553
Citibank
2.705%, VAR ICE LIBOR USD 3 Month+0.350%, 02/12/2021	625	625
2.571%, VAR ICE LIBOR USD 3 Month+0.500%, 06/12/2020	525	527
2.438%, VAR ICE LIBOR USD 3 Month+0.260%, 09/18/2019	525	526
Citigroup
3.101%, VAR ICE LIBOR USD 3 Month+0.770%, 04/08/2019	650	653
Citizens Bank
3.129%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/2022	1,025	1,025
2.861%, VAR ICE LIBOR USD 3
Month+0.540%, 03/02/2020	500	502
Cooperatieve Rabobank UA
3.168%, VAR ICE LIBOR USD 3 Month+0.830%, 01/10/2022	1,000	1,014
Credit Agricole MTN
3.041%, VAR ICE LIBOR USD 3 Month+0.970%, 06/10/2020 (A)	1,000	1,013
Danske Bank MTN
2.831%, VAR ICE LIBOR USD 3 Month+0.510%, 03/02/2020 (A)	500	502
Deutsche Bank NY
3.177%, VAR ICE LIBOR USD 3 Month+0.815%, 01/22/2021	550	544
Fifth Third Bank
1.625%, 09/27/2019	3,000	2,953
Goldman Sachs Group
3.513%, VAR ICE LIBOR USD 3 Month+1.170%, 11/15/2021	930	942
3.472%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	750	759
HSBC USA
3.166%, VAR ICE LIBOR USD 3 Month+0.880%, 09/24/2018	300	301
Huntington National Bank
2.581%, VAR ICE LIBOR USD 3 Month+0.510%, 03/10/2020	750	752
Hyundai CapitaI America MTN
2.000%, 07/01/2019 (A)	400	394
lNG Bank
2.998%, VAR ICE LIBOR USD 3 Month+0.690%, 10/01/2019 (A)	500	503
1.650%, 08/1512019 (A)	300	296
lNG Groep
3.452%, VAR ICE LIBOR USD 3 Month+1.150%, 03/2912022	700	714

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Jackson National Life Global Funding
3.022%, VAR ICE LIBOR USD 3 Month+0.730%, 06/27/2022 (A)	$500	$507
JPMorgan Chase
3.564%, VAR ICE LIBOR USD 3 Month+1.205%, 10/29/2020	198	202
3.317%, VAR ICE LIBOR USD 3 Month+0.955%, 01/23/2020	500	506
2.607%, VAR ICE LIBOR USD 3 Month+0.550%, 03/09/2021	600	602
Manufacturers & Traders Trust
2.936%, VAR ICE LIBOR USD 3 Month+0.610%, 05/18/2022	1,025	1,033
Metropolitan Life Global Funding I
2.400%, 01/08/2021 (A)	355	348
Morgan Stanley
3.539%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/2022	625	634
PNC Bank
2.612%, VAR ICE LIBOR USD 3 Month+0.250%, 01/22/2021	500	500
Protective Life Global Funding
2.161%, 09/25/2020 (A)	815	797
1.722%, 04/15/2019 (A)	515	511
Royal Bank of Canada MTN
2.602%, VAR ICE LIBOR USD 3 Month+0.240%, 10/26/2020	575	574
Sumitomo Mitsui Banking
2.703%, VAR ICE LIBOR USD 3 Month+0.350%, 01/17/2020	925	926
SunTrust Bank
2.889%, VAR ICE LIBOR USD 3 Month+0.530%, 01/31/2020	1,000	1,005
Svenska Handelsbanken MTN
2.515%, VAR ICE LIBOR USD 3 Month+0.490%, 09/06/2019	670	672
Synchrony Financial
3.584%, VAR ICE LIBOR USD 3 Month+1.230%, 02/03/2020	1,000	1,011
Toronto-Dominion Bank MTN
2.600%, VAR ICE LIBOR USD 3 Month+0.240%, 01/25/2021	500	499
UBS MTN
3.150%, VAR ICE LIBOR USD 3 Month+0.850%, 06/01/2020	1,000	1,010
Wells Fargo
3.469%, VAR ICE LIBOR USD 3 Month+1.110%, 01/24/2023	550	559
3.286%, VAR ICE LIBOR USD 3 Month+0.930%, 02/11/2022	4,000	4,042

134	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wells Fargo MTN
3.039%, VAR ICE LIBOR USD 3 Month+0.680%, 01/30/2020	$1,000	$1,006

		40,978

Health Care — 0.7%
Abbott Laboratories
2.350%, 11/22/2019	1,889	1,879
Anthem
2.500%,11/21/2020	800	788
Becton Dickinson
2.944%, VAR ICE LIBOR USD 3 Month+0.875%, 12/29/2020	500	501
Cardinal Health
2.895%, VAR ICE LIBOR USD 3 Month+0.770%, 06/15/2022	975	977
Centene
4.750%, 01/15/2025	3,130	3,110
CVS Health
2.777%, VAR ICE LIBOR USD 3 Month+0.720%, 03/09/2021	540	544
Molina Healthcare
4.875%, 06/15/2025 (A)	2,759	2,621
Tenet Healthcare
4.625%, 07/15/2024 (A)	2,350	2,259

		12,679

Industrials — 0.9%
Air Lease
2.125%, 01/15/2020	500	491
BAE Systems Holdings
6.375%, 06/01/2019 (A)	600	620
Fortive
1.800%, 06/15/2019	445	440
General Electric MTN
2.951%, VAR ICE LIBOR USD 3 Month+0.620%, 01/09/2020	1,000	1,005
Nielsen Finance
5.000%, 04/15/2022 (A)	3,690	3,660
Nielsen Luxembourg
5.000%, 02/01/2025 (A)	1,580	1,525
Norbord
5.375%,12/01/2020 (A)	3,109	3,187
PACCAR Financial MTN
1.300%, 05/10/2019	255	252
RBS Global
4.875%,12/15/2025 (A)	1,935	1,862
Sensata Technologies
5.000%,10/01/2025 (A)	2,950	2,957

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
TTX MTN
2.250%, 02/01/2019 (A)	$270	$269

		16,268

Information Technology — 0.3%
Broadcom
2.375%, 01/15/2020	1,100	1,088
DXC Technology
2.875%, 03/27/2020	565	562
eBay
3.229%, VAR ICE LIBOR USD 3 Month+0.870%, 01/30/2023	1,000	1,006
Entegris
4.625%, 02/10/2026 (A)	1,694	1,624
Hewlett Packard Enterprise
2.100%, 10/04/2019 (A)	1,050	1,038

		5,318

Materials — 0.2%
Air Liquide Finance
1.375%, 09/27/2019 (A)	700	687
Ball Corp
5.250%, 07/01/2025	1,054	1,074
Owens-Brockway Glass Container
5.875%, 08/15/2023 (A)	920	935
Syngenta Finance
3.698%, 04/24/2020 (A)	525	525

		3,221

Real Estate — 0.4%
American Tower
2.800%, 06/01/2020	458	454
Equinix
5.750%, 01/01/2025	3,535	3,597
HCP
2.625%, 02/01/2020	450	446
Realogy Group
4.875%, 06/01/2023 (A)	1,940	1,823
RHP Hotel Properties
5.000%, 04/15/2023	1,035	1,028

		7,348

Telecommunication Services — 0.4%
Altice France
7.375%, 05/01/2026 (A)	3,800	3,696
AT&T
3.232%, VAR ICE LIBOR USD 3 Month+0.930%, 06/30/2020	750	758
lnmarsat Finance
6.500%, 10/01/2024 (A)	2,775	2,670

		7,124

SEI Institutional Investments Trust / Annual Report / May 31, 2018	135

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)

Utilities–0.2%
American Electric Power
2.150%, 11/13/2020	$750	$734
DTE Energy
1.500%, 10/01/2019	435	426
Emera US Finance
2.150%, 06/15/2019	230	228
NextEra Energy Capital Holdings
1.649%, 09/01/2018	145	145
Sempra Energy
2.598%, VAR ICE LIBOR USD 3 Month+0.250%, 07/15/2019	925	926
1.625%,10/07/2019	260	255
Southern
3.008%, VAR ICE LIBOR USD 3 Month+0.700%, 09/30/2020 (A)	400	402
Southern Power
2.752%, VAR ICE LIBOR USD 3 Month+0.550%, 12/20/2020 (A)	375	375
Texas Energy (Escrow Security)
3.894%,12/31/2034 (C)	63	5

		3,496

Total Corporate Obligations (Cost $137,683) ($ Thousands)		137,120

MUNICIPAL BONDS– 0.2%
California–0.1%
California State, GO
Callable 10/01/2021@ 100
2.689%, 04/01/2047 (G)	925	932
Fresno County, Ser A, RB, NATL
4.658%, 08/15/2018	260	261

		1,193

Florida–0.0%
Florida State, Board of Administration
Finance, Ser A, RB
2.163%, 07/01/2019	500	498

Illinois–0.1%
Illinois State, Finance Authority,
RB 4.545%,10/01/2018	415	417
Illinois State, GO
5.547%, 04/01/2019	500	509

		926

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Texas–0.0%
Brazos Higher Education Authority, Ser 2006-2, Cl A9, RB
3.295%, 12/26/2024 (G)	$285	$284

Total Municipal Bonds (Cost $2,896) ($ Thousands)		2,901

	Shares
COMMON STOCK–0:1%
Boart longyear *	6,879,633	57
Eagle Topco, Ser 2013 *	4,271,444	1,722
TE Holdcorp *	102,547	67

Total Common Stock (Cost $4,191) ($ Thousands)		1,846

PREFERRED STOCK–0.0%
TE Holdcorp, 0.000% *(C)	149,588	1,010

Total Preferred Stock (Cost $1,397) ($ Thousands)		1,010

	Number of Warrants
WARRANTS–0.0%
Lion Holdings, Expires 12/30/2027
Strike Price$-*	29,716	–

Total Warrants (Cost$-)($ Thousands)		–

	Shares
CASH EQUIVALENT- 3.7%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**’	67,685,960	67,686

Total Cash Equivalent (Cost $67,686) ($ Thousands)		67,686

136	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
REPURCHASE AGREEMENT – 0.0%
BNP Paribas
1.790%, dated 05/31/2018, to be repurchased on 06/01/2018, repurchase price $400,020 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, 0.000% - 3.525%, 07/19/2018 - 09/01/2047, ranging in par value from $100 - $204,396; with total market value $408,030) (H)	$400	$400

Total Repurchase Agreement (Cost $400) ($ Thousands)		400

Total Investments in Securities – 102.3% (Cost $1,887,461) ($ Thousands)		$1,893,078

A list of the open futures contracts held by the fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized (Depreciation) (Thousands)
U.S. 10-Year Treasury Note	(72)	Sep-2018	$(8,563)	$(8,672)	$(109)
U.S. 2-Year Treasury Note	(81)	Sep-2018	(17,138)	(17,191)	(53)
U.S. 5-Year Treasury Note	(143)	Sep-2018	(16,178)	(16,286)	(108)
U.S. Long Treasury Bond	(1)	Sep-2018	(142)	(145)	(3)

			$(42,021)	$(42,294)	$(273)

Percentages are based on Net Assets of $1,850,589 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2018.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $614,610 ($Thousands), representing 33.2% of the Net Assets of the Fund.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(F)	Unsettled bank loan. Interest rate not available.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(H)	Tri-Party Repurchase Agreement.

ABS — Asset-Backed Security

ARM — Adjustable Rate Mortgage

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized loan Obligation

CMO — Collateralized Mortgage Obligation

FDIC — Federal Deposit Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GMAC — General Motors Acceptance Corporation

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

NATL — National Public Finance Guarantee Corporation

NCUA — National Credit Union Association

PO — Principal Only

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

USD — United States Dollar

VAR — Variable Rate

SEI Institutional Investments Trust / Annual Report / May 31, 2018	137

SCHEDULE OF INVESTMENTS

May 31, 2018

Opportunistic Income Fund (Concluded)

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3‡	Total
Asset-Backed Securities	$–	$604,149	$–	$604,119
Mortgage-Backed Securities	–	569,822	–	569,822
Loan Participations	–	500,192	7,952	508,144
Corporate Obligations	–	137,115	5	137,120
Municipal Bonds	–	2,901	–	2,901
Common Stock	–	1,846	–	1,846
Preferred Stock	–	–	1,010	1,010
Warrants	–	–	–	–
Cash Equivalent	67,686	–	–	67,686
Repurchase Agreement	–	400	–	400

Total Investments in Securities	$67,686	$1,816,425	$8,967	$1,893,078

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(273)	$–	$–	$(273)

Total Other Financial Instruments	$(273)	$–	$–	$(273)

† A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

* futures contracts are valued at the unrealized depreciation on the instruments.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31,2018, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2- Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as”–” are $0 or have been rounded to$ 0.

The following is a summary of the transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$75,316	$933,740	$(941,370)	$67,686	$688

The accompanying notes are an integral part of the financial statements.

138	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 31.2%

Agency Mortgage-Backed Obligations — 24.5%
FHLMC
10.000%, 03/17/2026	$41	$41
7.500%, 08/01/2030 to 12/01/2036	533	592
7.000%, 05/01/2024 to 03/01/2039	153	167
6.500%, 10/01/2031 to 09/01/2039	991	1,116
6.000%, 03/01/2020 to 08/01/2038	1,650	1,802
5.500%, 02/01/2035 to 12/01/2038	2,748	3,030
5.000%, 04/01/2020 to 07/01/2044	3,417	3,625
4.500%, 11/01/2025 to 08/01/2047	17,206	18,109
4.000%, 10/01/2025 to 07/01/2047	43,119	44,500
3.500%, 09/01/2026 to 03/01/2048	96,275	96,534
3.000%, 03/01/2031 to 01/01/2047	49,979	48,624
2.500%, 12/01/2031 to 01/01/2032	6,968	6,791
FHLMC ARM
4.612%, VAR ICE LIBOR USD 12 Month+2.295%, 05/01/2036	97	104
3.771%, VAR ICE LIBOR USD 12 Month+1.991%, 12/01/2036	148	156
3.345%, VAR ICE LIBOR USD 12 Month+1.595%, 10/01/2036	38	40
FHLMC CMO, Ser 1999-2174, Cl PN
6.000%, 07/15/2029	19	20
FHLMC CMO, Ser 2001-2312, Cl Z
6.500%, 05/15/2031	184	207
FHLMC CMO, Ser 2002-2399, CI XG
6.500%, 01/15/2032	47	51
FHLMC CMO, Ser 2003-2671, Cl S
11.241%, VAR LIBOR USD 1 Month+14.758%, 09/15/2033	70	83
FHLMC CMO, Ser 2003-2684, Cl ZN
4.000%, 10/15/2033	131	134

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	$347	$368
FHLMC CMO, Ser 2005-2950, Cl JO, PO
0.000%, 03/15/2020 (A)	3	3
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037 (A)	8	7
FHLMC CMO, Ser 2008-3451, Cl SB, IO
4.111%, VAR LIBOR USD 1 Month+6.030%, 05/15/2038	369	28
FHLMC CMO, Ser 2009-3546, Cl A
3.214%, 02/15/2039 (B)	111	114
FHLMC CMO, Ser 2010-3621, Cl SB, IO
4.311%, VAR LIBOR USD 1 Month+6.230%, 01/15/2040	143	19
FHLMC CMO, Ser 2011-3829, Cl ED
3.500%, 10/15/2028	16	16
FHLMC CMO, Ser 2011-3838, Cl QE
3.500%, 01/15/2029	246	246
FHLMC CMO, Ser 2012-4030, Cl HS, IO
4.691%, VAR LIBOR USD 1 Month+6.610%, 04/15/2042	81	14
FHLMC CMO, Ser 2012-4102, Cl TC
2.500%, 09/15/2041	3,505	3,401
FHLMC CMO, Ser 2012-4119, Cl IN, IO
3.500%, 10/15/2032	744	105
FHLMC CMO, Ser 2013-4161, Cl BA
2.500%, 12/15/2041	7,778	7,657
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	1,211	195
FHLMC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	1,593	1,460
FHLMC CMO, Ser 2013-4227, Cl VA
3.500%, 10/15/2037	1,300	1,281
FHLMC CMO, Ser 2015-4425, Cl A
4.000%, 09/15/2040	1,250	1,289
FHLMC CMO, Ser 2016-4640, Cl LD
4.000%, 09/15/2043	5,043	5,207
FHLMC CMO, Ser 2017-4700, Cl QJ
4.000%, 07/15/2044	4,145	4,292
FHLMC CMO, Ser 2017-4705, Cl A
4.500%, 09/15/2042	2,742	2,893
FHLMC CMO, Ser 2017-4742, Cl PA
3.000%, 10/15/2047	11,946	11,698
FHLMC CMO, Ser 2018-4802, Cl A
3.000%, 06/15/2048	7,186	6,944
FHLMC Multifamily Structured Pass-Through Certificates, Ser J15F, Cl A2
2.710%, 12/25/2020	350	348
FHLMC Multifamily Structured Pass-Through Certificates, Ser K015, Cl X1, IO
1.586%, 07/25/2021 (B)	2,819	117

SEI Institutional Investments Trust / Annual Report / May 31, 2018	139

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, Cl X1, IO
1.517%, 10/25/2021 (B)	$504	$21
FHLMC Multifamily Structured Pass-Through Certificates, Ser K021, Cl A1
1.603%, 01/25/2022	274	269
FHLMC Multifamily Structured Pass-Through Certificates, Ser K029, Cl A1
2.839%, 10/25/2022	192	192
FHLMC Multifamily Structured Pass-Through Certificates, Ser K072, Cl A2
3.444%, 12/25/2027	1,440	1,445
FHLMC Multifamily Structured Pass-Through Certificates, Ser K714, Cl A1
2.075%, 12/25/2019	40	40
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF34, Cl A
2.269%, VAR LIBOR USD 1 Month+0.360%, 08/25/2024	2,705	2,712
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ03, Cl A2
2.328%, 06/25/2021	960	944
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ10, Cl A1
2.124%, 12/25/2022	109	107
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ11, Cl A1
2.045%, 07/25/2022	55	54
FHLMC Multifamily Structured Pass-Through Certificates, Ser KP03, Cl A2
1.780%, 07/25/2019	76	76
FHLMC Multifamily Structured Pass-Through Certificates, Ser KW02, Cl A1
2.896%, 04/25/2026	2,231	2,205
FHLMC REMIC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	484	536
FHLMC REMIC CMO, Ser 2011-3866, Cl SA, IO
4.031%, VAR LIBOR USD 1 Month+5.950%, 05/15/2041	845	105
FHLMC STRIP CMO, Ser 2016-353, Cl S1, IO
4.081%, VAR LIBOR USD 1 Month+6.000%, 12/15/2046	1,239	221
FHLMC TBA
4.500%, 06/11/2039	2,100	2,193
4.000%, 06/15/2041	22,400	22,904
3.500%, 06/01/2042	40,205	40,115
3.000%, 06/15/2043	11,900	11,545
FNMA
8.000%, 05/01/2023 to 06/01/2031	61	68
7.500%, 06/01/2030 to 11/01/2038	251	283
7.000%, 09/01/2026 to 02/01/2039	1,379	1,543
6.500%, 12/01/2022 to 10/01/2037	779	866
6.000%, 10/01/2019 to 10/01/2040	3,983	4,410

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
5.500%, 06/01/2020 to 08/01/2038	$3,934	$4,259
5.000%, 02/01/2020 to 08/01/2056	17,567	18,865
4.540%, 01/01/2020 to 05/01/2021	2,678	2,761
4.500%, 07/01/2020 to 01/01/2048	52,739	55,419
4.363%, 11/01/2021	5,158	5,315
4.250%, 04/01/2021	2,000	2,069
4.060%, 07/01/2021	2,178	2,245
4.050%, 01/01/2021	1,430	1,468
4.040%, 10/01/2020	2,120	2,171
4.000%, 07/01/2020 to 11/01/2047	214,028	220,154
3.980%, 08/01/2021	4,221	4,339
3.762%, 12/01/2020	2,085	2,125
3.750%, 07/01/2048	2,159	2,209
3.740%, 07/01/2020	1,242	1,264
3.619%, 12/01/2020	2,881	2,933
3.587%, 09/01/2020	4,994	5,074
3.500%, 08/01/2028 to 03/01/2057	49,049	49,343
3.490%, 02/01/2033	3,000	2,974
3.300%, 02/01/2030	330	326
3.290%, 10/01/2020	921	929
3.230%, 11/01/2020	1,354	1,365
3.190%, 05/01/2030	2,439	2,373
3.080%, 01/01/2028	160	157
3.010%, 05/01/2028	2,886	2,811
3.000%, 05/01/2029 to 06/01/2048	61,179	59,874
2.950%, 05/01/2031	3,307	3,151
2.830%, 06/01/2022	2,436	2,416
2.820%, 06/01/2022	2,768	2,743
2.810%, 04/01/2025	250	245
2.705%, 04/01/2023	206	203
2.593%, 04/01/2023	6,754	6,616
2.500%, 10/01/2042	3,523	3,326
FNMA ARM
4.376%, VAR ICE LIBOR USD 12 Month+1.776%, 04/01/2040	479	495
3.627%, VAR ICE LIBOR USD 12 Month+1.753%, 05/01/2037	4	4
3.386%, VAR ICE LIBOR USD 12 Month+1.593%, 12/01/2035	28	29
3.230%, VAR ICE LIBOR USD 12 Month+1.620%, 06/01/2047	2,395	2,405
3.135%, VAR ICE LIBOR USD 12 Month+1.620%, 03/01/2047	2,298	2,316
3.027%, VAR ICE LIBOR USD 12 Month+1.610%, 12/01/2047	1,943	1,938
2.940%, VAR ICE LIBOR USD 12 Month+1.610%, 10/01/2047	2,304	2,306
2.731%, VAR ICE LIBOR USD 12 Month+1.610%, 12/01/2047	811	805
2.680%, VAR ICE LIBOR USD 12 Month+1.610%, 05/01/2046	1,446	1,443
FNMA CMO, Ser 1992-143, Cl M
8.000%, 09/25/2022	77	82

140	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 1992-69, Cl Z
8.000%, 05/25/2022	$65	$69
FNMA CMO, Ser 1992-96, Cl B, PO
0.000%, 05/25/2022 (A)	–	–
FNMA CMO, Ser 1993-149, Cl SH
11.500%, VAR LIBOR USD 1 Month+65.406%, 08/25/2023	42	49
FNMA CMO, Ser 1993-99, Cl Z
7.000%, 07/25/2023	229	244
FNMA CMO, Ser 1994-31, Cl ZC
6.500%, 02/25/2024	164	173
FNMA CMO, Ser 1994-63, Cl PK
7.000%, 04/25/2024	156	169
FNMA CMO, Ser 1997-32, Cl PG
6.500%, 04/25/2027	143	159
FNMA CMO, Ser 1998-61, Cl PL
6.000%, 11/25/2028	1	1
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	147	156
FNMA CMO, Ser 2001-52, Cl YZ
6.500%, 10/25/2031	22	24
FNMA CMO, Ser 2003-124, Cl TS
9.800%, VAR LIBOR USD 1 Month+100.800%, 01/25/2034	13	15
FNMA CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	366	405
FNMA CMO, Ser 2005-74, Cl CS
14.631%, VAR LIBOR USD 1 Month+20.020%, 05/25/2035	120	142
FNMA CMO, Ser 2006-104, Cl MI, IO
4.790%, VAR LIBOR USD 1 Month+6.750%, 11/25/2036	1,230	116
FNMA CMO, Ser 2006-125, Cl SM, IO
5.240%, VAR LIBOR USD 1 Month+7.200%, 01/25/2037	563	78
FNMA CMO, Ser 2006-33, Cl LS
21.331%, VAR LIBOR USD 1 Month+30.150%, 05/25/2036	92	132
FNMA CMO, Ser 2006-46, Cl SW
17.014%, VAR LIBOR USD 1 Month+24.199%, 06/25/2036	74	102
FNMA CMO, Ser 2006-51, Cl SP, IO
4.690%, VAR LIBOR USD 1 Month+6.650%, 03/25/2036	98	12
FNMA CMO, Ser 2007-64, Cl FA
2.430%, VAR LIBOR USD 1 Month+0.470%, 07/25/2037	13	13
FNMA CMO, Ser 2007-68, Cl SC, IO
4.740%, VAR LIBOR USD 1 Month+6.700%, 07/25/2037	213	31
FNMA CMO, Ser 2008-22, Cl SI, IO
4.470%, VAR LIBOR USD 1 Month+6.430%, 03/25/2037	2,191	54

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2008-24, Cl NA
6.750%, 06/25/2037	$29	$32
FNMA CMO, Ser 2009-103, Cl MB
3.786%, 12/25/2039 (B)	188	201
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (A)	1,804	1,623
FNMA CMO, Ser 2010-123, Cl PM
4.000%, 07/25/2040	3,600	3,699
FNMA CMO, Ser 2010-150, Cl SK, IO
4.570%, VAR LIBOR USD 1 Month+6.530%, 01/25/2041	772	115
FNMA CMO, Ser 2010-27, Cl AS, IO
4.520%, VAR LIBOR USD 1 Month+6.480%, 04/25/2040	984	164
FNMA CMO, Ser 2011-2, Cl WA
5.820%, 02/25/2051 (B)	146	154
FNMA CMO, Ser 2011-43, Cl AN
3.500%, 12/25/2028	89	88
FNMA CMO, Ser 2011-75, Cl FA
2.510%, VAR LIBOR USD 1 Month+0.550%, 08/25/2041	178	180
FNMA CMO, Ser 2011-90, Cl QI, IO
5.000%, 05/25/2034	908	52
FNMA CMO, Ser 2011-96, Cl SA, IO
4.590%, VAR LIBOR USD 1 Month+6.550%, 10/25/2041	1,921	267
FNMA CMO, Ser 2012-133, Cl CS, IO
4.190%, VAR LIBOR USD 1 Month+6.150%, 12/25/2042	1,177	192
FNMA CMO, Ser 2012-134, Cl MS, IO
4.190%, VAR LIBOR USD 1 Month+6.150%, 12/25/2042	518	99
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	42	45
FNMA CMO, Ser 2012-35, Cl SC, IO
4.540%, VAR LIBOR USD 1 Month+6.500%, 04/25/2042	545	94
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	710	781
FNMA CMO, Ser 2012-70, Cl YS, IO
4.690%, VAR LIBOR USD 1 Month+6.650%, 02/25/2041	275	32
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042 (A)	62	56
FNMA CMO, Ser 2012-74, Cl SA, IO
4.690%, VAR LIBOR USD 1 Month+6.650%, 03/25/2042	895	113
FNMA CMO, Ser 2012-75, Cl NS, IO
4.640%, VAR LIBOR USD 1 Month+6.600%, 07/25/2042	309	53
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042 (A)	124	108

SEI Institutional Investments Trust / Annual Report / May 31, 2018	141

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2013-101, Cl CO, PO
0.000%, 10/25/2043 (A)	$3,433	$2,570
FNMA CMO, Ser 2013-101, Cl BO, PO
0.000%, 10/25/2043 (A)	1,485	1,111
FNMA CMO, Ser 2013-124, Cl SB, IO
3.990%, VAR LIBOR USD 1 Month+5.950%, 12/25/2043	881	151
FNMA CMO, Ser 2013-26, Cl HI, IO
3.000%, 04/25/2032	1,058	90
FNMA CMO, Ser 2013-30, Cl CA
1.500%, 04/25/2043	803	745
FNMA CMO, Ser 2013-54, Cl BS, IO
4.190%, VAR LIBOR USD 1 Month+6.150%, 06/25/2043	560	99
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	1,738	1,892
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	1,578	1,780
FNMA CMO, Ser 2014-40, Cl EP
3.500%, 10/25/2042	1,164	1,181
FNMA CMO, Ser 2015-18, Cl HE
4.000%, 09/25/2041	51	53
FNMA CMO, Ser 2016-59, Cl CA
3.500%, 09/25/2043	4,869	4,909
FNMA CMO, Ser 2016-60, Cl QS, IO
4.140%, VAR LIBOR USD 1 Month+6.100%, 09/25/2046	1,800	253
FNMA CMO, Ser 2017-13, Cl PA
3.000%, 08/25/2046	2,127	2,107
FNMA CMO, Ser 2017-76, Cl SB, IO
4.140%, VAR LIBOR USD 1 Month+6.100%, 10/25/2057	3,251	558
FNMA CMO, Ser 2017-85, Cl SC, IO
4.303%, 11/25/2017	1,066	160
FNMA Interest STRIPS CMO, Ser 2002-323, Cl 16, IO
7.000%, 01/25/2032	220	39
FNMA Interest STRIPS CMO, Ser 2003-334, Cl 16, IO
6.500%, 02/25/2033	290	52
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	1,065	224
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C1, IO
3.000%, 11/25/2026	2,145	166
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	1,026	204
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	1,557	131

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C17, IO
4.000%, 11/25/2041	$1,128	$237
FNMA TBA
5.000%, 06/01/2038 to 07/15/2038	14,500	15,361
4.500%, 09/01/2033 to 06/14/2042	131,425	137,101
4.000%, 06/15/2045	78,435	80,188
3.500%, 06/15/2026 to 06/15/2045	42,675	42,812
3.000%, 06/25/2027 to 06/13/2042	59,490	58,207
FNMA, Ser 141, Cl 1
2.964%, 05/01/2027	4,840	4,750
FNMA, Ser 2014-M12, Cl FA
2.194%, VAR LIBOR USD 1 Month+0.300%, 10/25/2021	690	691
FNMA, Ser 2014-M3, Cl X2, IO
0.095%, 01/25/2024 (B)	48,578	188
FNMA, Ser 2015-M3, Cl FA
2.114%, VAR LIBOR USD 1 Month+0.220%, 06/25/2018	41	41
FNMA, Ser 2015-M8, Cl X2, IO
0.158%, 01/25/2025 (B)	85,775	714
FNMA, Ser 2016-M11, Cl AL
2.944%, 07/25/2039	1,163	1,112
FNMA, Ser 2017-M13, Cl A2
2.939%, 09/25/2027 (B)	1,408	1,367
FNMA, Ser 2017-M7, Cl A2
2.961%, 02/25/2027 (B)	1,311	1,269
FNMA, Ser 2018-M1, Cl A2
2.986%, 12/25/2027 (B)	8,400	8,140
FNMA, Ser 2018-M2, Cl A2
2.903%, 01/25/2028 (B)	2,270	2,186
GNMA
9.500%, 12/15/2020	–	–
7.000%, 04/15/2026 to 05/15/2033	826	894
6.500%, 01/15/2024 to 07/15/2035	1,505	1,681
6.000%, 12/15/2023 to 10/20/2040	5,197	5,793
5.000%, 12/20/2039 to 10/20/2047	9,060	9,585
4.500%, 01/20/2040 to 09/15/2047	27,186	28,482
4.000%, 08/20/2047 to 12/20/2047	13,030	13,417
3.500%, 03/20/2046 to 11/20/2047	31,378	31,607
3.000%, 04/15/2045 to 11/20/2047	31,753	31,174
GNMA ARM
3.460%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.440%, 01/20/2060	833	857
2.750%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 07/20/2034	10	10
GNMA CMO, Ser 2001-22, Cl PS
15.967%, VAR LIBOR USD 1 Month+21.008%, 03/17/2031	219	274

142	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2002-57, Cl SB
83.494%, VAR LIBOR USD 1 Month+112.500%, 08/16/2032	$28	$84
GNMA CMO, Ser 2003-60, Cl GS
9.194%, VAR LIBOR USD 1 Month+12.417%, 05/16/2033	22	23
GNMA CMO, Ser 2004-93, Cl PC
5.000%, 04/16/2034	4	4
GNMA CMO, Ser 2005-7, Cl JM
12.466%, VAR LIBOR USD 1 Month+16.720%, 05/18/2034	4	5
GNMA CMO, Ser 2006-16, Cl GS, IO
5.042%, VAR LIBOR USD 1 Month+6.990%, 04/20/2036	592	82
GNMA CMO, Ser 2007-78, Cl SA, IO
4.596%, VAR LIBOR USD 1 Month+6.530%, 12/16/2037	3,495	410
GNMA CMO, Ser 2009-106, Cl KS, IO
4.452%, VAR LIBOR USD 1 Month+6.400%, 11/20/2039	4,383	555
GNMA CMO, Ser 2009-66, Cl LC
6.000%, 08/16/2039	2,245	2,470
GNMA CMO, Ser 2009-66, Cl XS, IO
4.866%, VAR LIBOR USD 1 Month+6.800%, 07/16/2039	40	5
GNMA CMO, Ser 2009-8, Cl PS, IO
4.366%, VAR LIBOR USD 1 Month+6.300%, 08/16/2038	36	3
GNMA CMO, Ser 2010-14, Cl AO, PO
0.000%, 12/20/2032 (A)	71	69
GNMA CMO, Ser 2010-31, Cl GS, IO
4.552%, VAR LIBOR USD 1 Month+6.500%, 03/20/2039	116	5
GNMA CMO, Ser 2010-4, Cl NS, IO
4.456%, VAR LIBOR USD 1 Month+6.390%, 01/16/2040	5,979	948
GNMA CMO, Ser 2010-4, Cl SL, IO
4.466%, VAR LIBOR USD 1 Month+6.400%, 01/16/2040	125	18
GNMA CMO, Ser 2010-59, Cl LB
4.500%, 10/20/2039	1,440	1,497
GNMA CMO, Ser 2010-85, Cl HS, IO
4.702%, VAR LIBOR USD 1 Month+6.650%, 01/20/2040	408	40
GNMA CMO, Ser 2010-H10, Cl FC
2.900%, VAR ICE LIBOR USD 1 Month+1.000%, 05/20/2060	2,866	2,907
GNMA CMO, Ser 2010-H26, Cl LF
2.233%, VAR ICE LIBOR USD 1 Month+0.350%, 08/20/2058	3,868	3,866
GNMA CMO, Ser 2011-146, Cl EI, IO
5.000%, 11/16/2041	67	13

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2011-H09, Cl AF
2.383%, VAR ICE LIBOR USD 1 Month+0.500%, 03/20/2061	$1,182	$1,186
GNMA CMO, Ser 2012-112, Cl IO, IO
0.277%, 02/16/2053 (B)	6,350	134
GNMA CMO, Ser 2012-124, Cl AS, IO
4.266%, VAR LIBOR USD 1 Month+6.200%, 10/16/2042	911	149
GNMA CMO, Ser 2012-141, Cl WA
4.527%, 11/16/2041 (B)	705	746
GNMA CMO, Ser 2012-142, Cl IO, IO
0.993%, 04/16/2054 (B)	18,701	801
GNMA CMO, Ser 2012-27, Cl IO, IO
0.967%, 04/16/2053 (B)	9,459	295
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	994	80
GNMA CMO, Ser 2012-98, Cl SA, IO
4.166%, VAR LIBOR USD 1 Month+6.100%, 08/16/2042	721	112
GNMA CMO, Ser 2013-145, Cl IO, IO
1.070%, 09/16/2044 (B)	8,174	444
GNMA CMO, Ser 2013-163, Cl IO, IO
1.147%, 02/16/2046 (B)	11,533	562
GNMA CMO, Ser 2013-H01, Cl JA
2.203%, VAR ICE LIBOR USD 1 Month+0.320%, 01/20/2063	1,081	1,079
GNMA CMO, Ser 2013-H01, Cl TA
2.383%, VAR ICE LIBOR USD 1 Month+0.500%, 01/20/2063	458	458
GNMA CMO, Ser 2014-124, Cl IE, IO
0.744%, 05/16/2054 (B)	9,462	378
GNMA CMO, Ser 2014-186, Cl IO, IO
0.778%, 08/16/2054 (B)	14,565	670
GNMA CMO, Ser 2014-47, Cl IA, IO
0.362%, 02/16/2048 (B)	2,135	55
GNMA CMO, Ser 2014-50, Cl IO, IO
0.848%, 09/16/2055 (B)	5,041	276
GNMA CMO, Ser 2014-H04, Cl FB
2.533%, VAR ICE LIBOR USD 1 Month+0.650%, 02/20/2064	2,299	2,318
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	539	104
GNMA CMO, Ser 2016-128, Cl IO, IO
0.936%, 09/16/2056 (B)	13,003	1,010
GNMA CMO, Ser 2016-135, Cl SB, IO
4.166%, VAR LIBOR USD 1 Month+6.100%, 10/16/2046	609	144
GNMA CMO, Ser 2016-84, Cl IG, IO
4.500%, 11/16/2045	278	57
GNMA CMO, Ser 2018-H06, Cl PF
2.183%, VAR ICE LIBOR USD 1 Month+0.300%, 02/20/2068	1,090	1,087

SEI Institutional Investments Trust / Annual Report / May 31, 2018	143

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2018-H07, Cl FD
2.230%, VAR LIBOR USD 1 Month+0.300%, 05/20/2068	$1,900	$1,900
GNMA TBA
5.000%, 06/15/2040	2,600	2,735
4.500%, 06/01/2039 to 08/15/2039	110,780	115,245
4.000%, 06/01/2039	55,635	57,143
3.500%, 06/15/2041	14,885	14,975
3.000%, 06/01/2043	32,730	32,073
GNMA, Ser 2011-92, Cl AB
2.700%, 11/16/2044	3	3
GNMA, Ser 2012-33, Cl A
1.899%, 03/16/2040	72	72
GNMA, Ser 2017-190, Cl IO, IO
0.691%, 03/16/2060 (B)	7,403	457
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
2.347%, VAR LIBOR USD 1 Month+0.450%, 10/07/2020	3,231	3,242
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 2A
2.457%, VAR LIBOR USD 1 Month+0.560%, 12/08/2020	261	262
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 1A
2.483%, VAR LIBOR USD 1 Month+0.560%, 12/08/2020	286	288
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
2.373%, VAR ICE LIBOR USD 1 Month+0.450%, 01/08/2020	25	25

		1,610,101

Non-Agency Mortgage-Backed Obligations — 6.7%
American Home Mortgage Investment Trust, Ser 2005-1, Cl 1A2
2.457%, VAR ICE LIBOR USD 1 Month+0.560%, 06/25/2045	4,210	4,147
ASG Resecuritization Trust, Ser 2011-1, Cl 3A50
3.893%, 11/28/2035 (B)(C)	63	63
Banc of America Alternative Loan Trust, Ser 2006-8, Cl 3A1
5.773%, 11/25/2021 (B)	33	31
Banc of America Alternative Loan Trust, Ser 2007-1, Cl 2A1
6.128%, 04/25/2037 (B)	119	117
Banc of America Funding, Ser 2003-2, Cl 1A1
6.500%, 06/25/2032	14	15
Banc of America Funding, Ser 2004-2, Cl 1CB1
5.750%, 09/20/2034	141	150

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding, Ser 2004-C, Cl 1A1
3.883%, 12/20/2034 (B)	$58	$59
Banc of America Funding, Ser 2005-B, Cl 2A1
3.951%, 04/20/2035 (B)	1,608	1,424
Banc of America Funding, Ser 2006-G, Cl 2A4
2.238%, VAR ICE LIBOR USD 1 Month+0.290%, 07/20/2036	4,757	4,748
Banc of America Funding, Ser 2015-R2, Cl 9A1
2.175%, VAR ICE LIBOR USD 1 Month+0.215%, 03/27/2036 (C)	3,230	3,203
Banc of America Re-Remic Trust, Ser 2012- PARK, Cl A
2.959%, 12/10/2030 (C)	1,842	1,821
BANK, Ser 2017-BNK7, Cl A5
3.435%, 09/15/2060	1,170	1,156
BB-UBS Trust, Ser 2012-TFT, Cl A
2.892%, 06/05/2030 (C)	1,500	1,469
BCAP LLC Trust, Ser 2009-RR5, Cl 8A1
5.500%, 11/26/2034 (B)(C)	122	124
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
3.833%, 05/25/2034 (B)	34	34
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 24A
2.369%, 05/25/2034 (B)	72	67
Bear Stearns Alt-A Trust, Ser 2004-13, Cl A1
2.700%, VAR ICE LIBOR USD 1 Month+0.740%, 11/25/2034	7	7
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl X1, IO
0.341%, 06/11/2041 (B)(C)	128	1
CD Commercial Mortgage Trust, Ser 2006- CD2, Cl X, IO
0.023%, 01/15/2046 (B)(C)	2,065	–
CD Commercial Mortgage Trust, Ser 2007- CD4, Cl XC, IO
0.586%, 12/11/2049 (B)(C)	702	2
CD Commercial Mortgage Trust, Ser 2016- CD1, Cl ASB
2.622%, 08/10/2049	1,686	1,614
CD Commercial Mortgage Trust, Ser 2016- CD1, Cl A1
1.443%, 08/10/2049	422	411
CD Commercial Mortgage Trust, Ser 2016- CDS, Cl A4
3.526%, 11/10/2049 (B)	1,280	1,274
CD Commercial Mortgage Trust, Ser 2017- CD3, Cl A4
3.631%, 02/10/2050	1,240	1,243
CD Commercial Mortgage Trust, Ser 2017- CD4, Cl ASB
3.317%, 05/10/2050	734	732

144	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CD Commercial Mortgage Trust, Ser 2017- CD6, Cl ASB
3.332%, 11/13/2050	$1,764	$1,755
CFCRE Commercial Mortgage Trust, Ser 2016-C3, Cl A1
1.793%, 01/10/2048	657	648
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl ASB
3.091%, 05/10/2058	988	970
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl A4
3.283%, 05/10/2058	966	943
CFCRE Commercial Mortgage Trust, Ser 2016-C7, Cl A2
3.585%, 12/10/2054	964	963
CFCRE Commercial Mortgage Trust, Ser 2016-C7, Cl A3
3.839%, 12/10/2054	712	723
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A4
3.572%, 06/15/2050	565	561
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A1
1.965%, 06/15/2050	520	509
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	763	757
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.369%, 03/13/2035 (C)	1,835	1,842
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
3.669%, 02/25/2037 (B)	63	63
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
3.876%, 02/25/2037 (B)	72	73
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
4.086%, 07/25/2037 (B)	118	118
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2003-4X, Cl A2
2.740%, VAR ICE LIBOR USD 1 Month+0.780%, 10/25/2034	2,941	2,826
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl A
3.251%, 05/10/2035 (C)	1,465	1,462
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	1,290	1,302
Citigroup Commercial Mortgage Trust, Ser 2015-GC29, Cl A4
3.192%, 04/10/2048	874	858

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Ser 2015-GC29, Cl AS
3.457%, 04/10/2048	$500	$495
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
3.740%, 09/25/2033 (B)	84	85
Citigroup Mortgage Loan Trust, Ser 2004- HYB1, Cl A41
3.341%, 02/25/2034 (B)	22	21
Citigroup Mortgage Loan Trust, Ser 2004- RR2, Cl A2
4.164%, 05/25/2034 (B)(C)	161	164
Citigroup Mortgage Loan Trust, Ser 2004- UST1, Cl A6
3.808%, 08/25/2034 (B)	65	64
Citigroup Mortgage Loan Trust, Ser 2009-10, Cl 1A1
3.357%, 09/25/2033 (B)(C)	147	150
CityLine Commercial Mortgage Trust, Ser 2016-CLNE, Cl A
2.778%, 11/10/2031 (B)(C)	1,290	1,252
Cold Storage Trust, Ser 2017-ICE3, Cl A
2.919%, VAR LIBOR USD 1 Month+1.000%, 04/15/2036 (C)	3,980	3,994
COLT Mortgage Loan Trust, Ser 2017-2, Cl A1A
2.415%, 10/25/2047 (B)(C)	6,065	6,020
COMM Mortgage Trust, Ser 2012-CR2, Cl A4
3.147%, 08/15/2045	209	208
COMM Mortgage Trust, Ser 2012-CR4, Cl A2
1.801%, 10/15/2045	207	203
COMM Mortgage Trust, Ser 2013-300P, Cl A1
4.353%, 08/10/2030 (C)	1,345	1,398
COMM Mortgage Trust, Ser 2013-CR10, Cl A2
2.972%, 08/10/2046	365	365
COMM Mortgage Trust, Ser 2013-CR12, Cl A3
3.765%, 10/10/2046	458	468
COMM Mortgage Trust, Ser 2013-CR6, Cl A2
2.122%, 03/10/2046	299	299
COMM Mortgage Trust, Ser 2013-LC13, Cl B
5.009%, 08/10/2046 (B)(C)	1,150	1,210
COMM Mortgage Trust, Ser 2014-CR15, Cl A2
2.928%, 02/10/2047	107	107
COMM Mortgage Trust, Ser 2014-LC15, Cl A4
4.006%, 04/10/2047	783	808
COMM Mortgage Trust, Ser 2014-UBS2, Cl XA, IO
1.343%, 03/10/2047 (B)	15,017	723
COMM Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	258	266
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/2047	504	510

SEI Institutional Investments Trust / Annual Report / May 31, 2018	145

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2014-UBS6, Cl A5
3.644%, 12/10/2047	$1,408	$1,422
COMM Mortgage Trust, Ser 2015-DC1, Cl A2
2.870%, 02/10/2048	135	135
COMM Mortgage Trust, Ser 2015-LC19, Cl XA, IO
1.193%, 02/10/2048 (B)	17,275	1,047
COMM Mortgage Trust, Ser 2016-787S, Cl A
3.545%, 02/10/2036 (C)	1,470	1,454
COMM Mortgage Trust, Ser 2016-COR1, Cl ASB
2.972%, 10/10/2049	728	709
COMM Mortgage Trust, Ser 2016-SAVA, Cl A
3.649%, VAR LIBOR USD 1 Month+1.720%, 10/15/2034 (C)	1,173	1,174
COMM Mortgage Trust, Ser 2017-PANW, Cl A
3.244%, 10/10/2029 (C)	1,780	1,748
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 10/15/2045	749	737
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (B)	190	196
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl C
5.078%, 10/10/2046 (B)	90	90
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl A4
4.046%, 10/10/2046	763	789
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl A1
1.295%, 10/10/2046	2	2
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	220	227
Commercial Mortgage Pass-Through Certificates, Ser 2014-277P, Cl A
3.611%, 08/10/2049 (B)(C)	1,350	1,365
Commercial Mortgage Trust, Ser 2013-CR11, Cl A1
1.468%, 08/10/2050	112	112
Commercial Mortgage Trust, Ser 2014-UBS4, Cl AM
3.968%, 08/10/2047	1,136	1,145
Commercial Mortgage Trust, Ser 2018-COR3, Cl A3
4.228%, 05/10/2051	1,458	1,513
Core Industrial Trust, Ser 2015-CALW, Cl A
3.040%, 02/10/2034 (C)	1,685	1,679
Core Industrial Trust, Ser 2015-TEXW, Cl A
3.077%, 02/10/2034 (C)	1,400	1,397

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Countrywide Alternative Loan Trust, Ser 2004-27CB, Cl A1
6.000%, 12/25/2034	$725	$731
Countrywide Alternative Loan Trust, Ser 2004-J6, Cl 2A1
6.500%, 11/25/2031	335	348
Countrywide Alternative Loan Trust, Ser 2004-J6, Cl PO, PO
0.000%, 11/25/2031 (A)	63	58
Countrywide Alternative Loan Trust, Ser 2005-27, Cl 3A2
2.658%, VAR 12 Month Treas Avg+1.100%, 08/25/2035	278	221
Countrywide Home Loan Mortgage Pass- Through Trust, Ser 2004-14, Cl 4A1
3.176%, 08/25/2034 (B)	160	156
Countrywide Home Loan Mortgage Pass- Through Trust, Ser 2005-20, Cl A7
5.250%, 12/25/2027	214	204
Credit Suisse First Boston Mortgage Securities, Ser 2003-27, Cl 5A3
5.250%, 11/25/2033	162	163
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033	110	117
CSAIL Commercial Mortgage Trust, Ser 2015- C3, Cl A4
3.718%, 08/15/2048	1,040	1,050
CSAIL Commercial Mortgage Trust, Ser 2015- C4, Cl A4
3.808%, 11/15/2048	2,593	2,629
CSAIL Commercial Mortgage Trust, Ser 2016- C5, Cl ASB
3.533%, 11/15/2048	327	329
CSAIL Commercial Mortgage Trust, Ser 2018- CX11, Cl A5
4.033%, 04/15/2051	3,960	4,054
CSMC Trust, Ser 2015-5R, Cl 1A1
1.066%, 09/27/2046 (C)	4,228	4,215
CSMC Trust, Ser 2015-GLPA, Cl A
3.881%, 11/15/2037 (C)	210	214
CSMC Trust, Ser 2016-BDWN, Cl B
6.419%, VAR LIBOR USD 1 Month+4.500%, 02/15/2029 (C)	1,720	1,728
CSMC Trust, Ser 2016-BDWN, Cl A
4.819%, VAR LIBOR USD 1 Month+2.900%, 02/15/2029 (C)	4,260	4,277
DBJPM Mortgage Trust, Ser 2017-C6, Cl ASB
3.121%, 06/10/2050	433	423
DBRR Trust, Ser 2011-LC2, Cl A4A
4.537%, 07/12/2044 (B)(C)	2,845	2,922

146	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
DSLA Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
2.748%, VAR ICE LIBOR USD 1 Month+0.800%, 11/19/2044	$738	$685
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048 (B)(C)	3,602	3,552
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
3.610%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	6,466	6,554
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M2
4.810%, VAR ICE LIBOR USD 1 Month+2.850%, 04/25/2028	3,734	3,874
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M2
4.860%, VAR ICE LIBOR USD 1 Month+2.900%, 07/25/2028	2,968	3,045
First Horizon Alternative Mortgage Securities, Ser 2004-AA3, Cl A1
3.360%, 09/25/2034 (B)	139	138
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048 (B)(C)	6,041	5,959
FREMF Mortgage Trust, Ser K20, Cl X2A, IO
0.200%, 05/25/2045 (C)	26,478	167
GE Business Loan Trust, Ser 2007-1A, Cl A
2.089%, VAR LIBOR USD 1 Month+0.170%, 04/16/2035 (C)	468	457
GNMA
5.000%, 04/20/2048 to 06/01/2048	37,829	39,890
4.500%, 09/20/2047	188	196
4.000%, 03/20/2048 to 05/20/2048	19,551	20,109
3.500%, 05/20/2046 to 01/20/2048	23,719	23,925
3.000%, 02/20/2045 to 10/20/2046	15,025	14,797
GNMA TBA
5.000%, 07/01/2039	25,400	26,672
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (C)	248	247
GS Mortgage Securities II, Ser 2017-SLP, Cl C
3.924%, 10/10/2032 (C)	4,610	4,628
GS Mortgage Securities Trust, Ser 2006-GG8, Cl X, IO
0.866%, 11/10/2039 (B)(C)	1,094	–
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl AAB
2.935%, 05/10/2045	166	166
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (B)	390	409

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2013-GC16, Cl A2
3.033%, 11/10/2046	$556	$556
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A3
3.801%, 01/10/2047	668	683
GS Mortgage Securities Trust, Ser 2015-GC32, Cl XA, IO
0.843%, 07/10/2048 (B)	37,931	1,633
GS Mortgage Securities Trust, Ser 2015-GC34, Cl A4
3.506%, 10/10/2048	1,004	1,002
GS Mortgage Securities Trust, Ser 2016-GS3, Cl AAB
2.777%, 10/10/2049	1,102	1,071
GS Mortgage Securities Trust, Ser 2016-GS3, Cl A4
2.850%, 10/10/2049	734	695
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (B)(C)	2	2
GSMPS Mortgage Loan Trust, Ser 2005-RP3, Cl 1AS, IO
2.671%, 09/25/2035 (B)(C)	235	17
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	81	83
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	26	28
Homestar Mortgage Acceptance, Ser 2004-5, Cl A1
2.860%, VAR ICE LIBOR USD 1 Month+0.900%, 10/25/2034	44	44
Hudson Yards, Ser 2016-10HY, Cl A
2.835%, 08/10/2038 (C)	1,200	1,137
Impac CMB Trust, Ser 2005-4, Cl 2A1
2.560%, VAR ICE LIBOR USD 1 Month+0.600%, 05/25/2035	125	123
Impac Funding LLC, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (C)	3,655	3,895
Impac Secured Assets CMN Owner Trust, Ser 2006-2, Cl 2A1
2.310%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	980	962
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
2.820%, VAR ICE LIBOR USD 1 Month+0.860%, 09/25/2034	20	19
Indymac Index Mortgage Loan Trust, Ser 2004-AR8, Cl 2A2A
2.760%, VAR ICE LIBOR USD 1 Month+0.800%, 11/25/2034	33	30

SEI Institutional Investments Trust / Annual Report / May 31, 2018	147

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	$737	$738
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.079%, 11/15/2045 (B)	410	426
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
4.881%, 01/15/2047 (B)	230	241
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl A5
3.775%, 08/15/2047	1,636	1,670
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.558%, 09/15/2047 (B)	750	729
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl A4
3.670%, 09/15/2047	844	853
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	3,794	3,671
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A4
3.227%, 10/15/2048	1,103	1,083
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A2
2.773%, 10/15/2048	666	664
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	2,370	2,419
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	1,940	1,973
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP5, Cl ASB
3.549%, 03/15/2050	2,149	2,156
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP6, Cl ASB
3.283%, 07/15/2050	813	802
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl C
4.512%, 03/15/2050 (B)	2,429	2,427
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl B
4.009%, 03/15/2050 (B)	3,610	3,594
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl ASB
3.492%, 03/15/2050	291	291
JPMDB Commercial Mortgage Securities Trust, Ser 2018-C8, Cl ASB
4.145%, 06/15/2051	1,000	1,040

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMDB Commercial Mortgage Securities Trust, Ser 2018-C8, Cl A4
4.211%, 06/15/2051	$417	$435
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-CB11, Cl E
5.539%, 08/12/2037 (B)	2,155	2,175
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.246%, 06/12/2043 (B)	5,124	6
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl A3SF
2.074%, VAR LIBOR USD 1 Month+0.155%, 05/15/2047	199	199
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl AM
5.372%, 05/15/2047	659	663
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A2
4.311%, 08/05/2032 (C)	1,871	1,904
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/2046 (C)	672	671
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-CBX, Cl A4
3.483%, 06/15/2045	1,199	1,209
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A2
2.665%, 01/15/2046	721	720
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A5
3.805%, 07/15/2047	79	80
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A2
2.872%, 07/15/2047	635	635
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-FL7, Cl C
4.769%, VAR LIBOR USD 1 Month+2.850%, 05/15/2028 (C)	793	794
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl ASB
3.733%, 01/15/2049	907	922
2.713%, 08/15/2049	993	960
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl A1
1.324%, 08/15/2049	941	922
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl A4
2.822%, 08/15/2049	1,400	1,322
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP3, Cl A5
2.870%, 08/15/2049	1,310	1,243

148	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2004-A3, Cl SF3
3.621%, 06/25/2034 (B)	$559	$555
JPMorgan Mortgage Trust, Ser 2005-A1, Cl 3A4
3.845%, 02/25/2035 (B)	194	199
JPMorgan Mortgage Trust, Ser 2005-A2, Cl 5A2
3.753%, 04/25/2035 (B)	50	51
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
3.586%, 11/25/2033 (B)	256	261
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
3.837%, 08/25/2034 (B)	241	243
JPMorgan Mortgage Trust, Ser 2016-5, Cl A1
2.599%, 12/25/2046 (B)(C)	1,193	1,177
JPMorgan Mortgage Trust, Ser 2017-5, Cl A1
3.180%, 10/26/2048 (B)(C)	8,701	8,625
JPMorgan Mortgage Trust, Ser 2017-5, Cl A2
3.180%, 10/26/2048 (B)(C)	3,398	3,299
JPMorgan Mortgage Trust, Ser 2018-3, Cl A1
3.500%, 09/25/2048 (B)(C)	7,440	7,331
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (B)(C)	2,956	2,928
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (B)(C)	9,930	9,731
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl XCL, IO
0.381%, 02/15/2041 (B)(C)	979	–
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2
6.319%, 04/15/2041 (B)	–	–
Liberty Street Trust, Ser 2016-225L, Cl A
3.597%, 02/10/2036 (C)	1,815	1,812
MASTR Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7
3.675%, 11/21/2034 (B)	384	394
MASTR Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7A
3.675%, 11/21/2034 (B)	2,822	2,903
MASTR Adjustable Rate Mortgages Trust, Ser 2004-5, Cl 3A1
2.625%, 06/25/2034 (B)	7	7
MASTR Alternative Loans Trust, Ser 2004-4, Cl 1A1
5.500%, 05/25/2034	553	574
MASTR Alternative Loans Trust, Ser 2006-3, Cl 1A3
6.250%, 07/25/2036	275	239
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034 (C)	1,552	1,444

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
MASTR Reperforming Loan Trust, Ser 2005-2, Cl 1A1F
2.310%, VAR ICE LIBOR USD 1 Month+0.350%, 05/25/2035 (C)	$294	$242
MASTR Resecuritization Trust, Ser 2005-PO, Cl 3PO, PO
0.000%, 05/28/2035 (A)(C)	20	17
MASTR Seasoned Securities Trust, Ser 2004- 1, Cl 4A1
3.605%, 10/25/2032 (B)	6	6
MASTR Seasoned Securities Trust, Ser 2005- 1, Cl 4A1
3.446%, 10/25/2032 (B)	48	48
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
4.034%, 07/25/2033 (B)	64	63
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
3.446%, 12/25/2034 (B)	182	183
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 2A1
3.681%, 02/25/2034 (B)	66	66
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
3.875%, 02/25/2034 (B)	45	46
Merrill Lynch Mortgage Investors Trust, Ser 2004-A4, Cl A2
3.546%, 08/25/2034 (B)	102	105
Merrill Lynch Mortgage Investors Trust, Ser 2004-D, Cl A2
2.888%, VAR ICE LIBOR USD 6 Month+0.720%, 09/25/2029	135	130
Merrill Lynch Mortgage Investors Trust, Ser 2006-1, Cl 1A
3.501%, 02/25/2036 (B)	123	125
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl XC, IO
0.516%, 12/12/2049 (B)(C)	357	–
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl XA, IO
1.474%, 08/15/2045 (B)(C)	3,584	171
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A4
4.083%, 07/15/2046 (B)	1,600	1,660
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl A2
1.970%, 05/15/2046	15	15
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl A5
3.635%, 10/15/2048	1,007	1,014
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C27, Cl A4
3.753%, 12/15/2047	2,065	2,093

SEI Institutional Investments Trust / Annual Report / May 31, 2018	149

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C28, Cl A4
3.544%, 01/15/2049	$482	$481
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C30, Cl ASB
2.729%, 09/15/2049	3,493	3,382
Morgan Stanley Capital I Trust, Ser 2007- HQ11, Cl X, IO
0.366%, 02/12/2044 (B)(C)	499	1
Morgan Stanley Capital I Trust, Ser 2014- CPT, Cl A
3.350%, 07/13/2029 (C)	910	916
Morgan Stanley Capital I Trust, Ser 2015- UBS8, Cl A3
3.540%, 12/15/2048	694	694
Morgan Stanley Capital I Trust, Ser 2016- BNK2, Cl XA, IO
1.106%, 11/15/2049 (B)	16,234	1,044
Morgan Stanley Capital I Trust, Ser 2016- UB11, Cl A1
1.445%, 08/15/2049	1,138	1,115
Morgan Stanley Capital I Trust, Ser 2016- UB11, Cl ASB
2.606%, 08/15/2049	756	727
Morgan Stanley Capital I Trust, Ser 2016- UBS9, Cl A1
1.711%, 03/15/2049	643	632
Morgan Stanley Mortgage Loan Trust, Ser 2004-3, Cl 4A
5.664%, 04/25/2034 (B)	187	196
Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, Cl 2A3S
5.858%, 01/25/2047 (D)	17	10
Mortgage Loan Resecuritization Trust, Ser 2009-RS1, Cl A85
2.237%, VAR ICE LIBOR USD 1 Month+0.340%, 04/16/2036 (C)	5,178	4,410
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/2035 (B)(C)	2,030	1,988
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057 (B)(C)	3,255	3,291
New Residential Mortgage Loan Trust, Ser 2017-4A, Cl A1
4.000%, 05/25/2057 (B)(C)	7,097	7,205
New York Mortgage Trust, Ser 2006-1, Cl 2A2
3.852%, 05/25/2036 (B)	187	182
OBP Depositor Trust, Ser 2010-OBP, Cl A
4.646%, 07/15/2045 (C)	1,875	1,929
Opteum Mortgage Acceptance Pass-Through Certificates, Ser 2005-1, Cl M6
3.265%, VAR ICE LIBOR USD 1 Month+1.305%, 02/25/2035	4,462	4,275

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Prime Mortgage Trust, Ser 2004-CL1, Cl 1PO, P0
0.000%, 02/25/2034 (A)	$14	$11
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	63	67
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035 (C)	1,421	1,024
RALI Trust, Ser 2005-QO5, Cl A1
2.558%, VAR 12 Month Treas Avg+1.000%, 01/25/2046	618	544
RAMP Trust, Ser 2005-SL1, Cl A5
6.500%, 05/25/2032	17	16
RBS Commercial Funding Trust, Ser 2013- GSP, Cl A
3.834%, 01/13/2032 (B)(C)	1,380	1,400
Residential Accredit Loans, Ser 2005-QO2, Cl A1
2.918%, VAR 12 Month Treas Avg+1.360%, 09/25/2045	453	430
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031	190	200
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	52	55
Residential Asset Mortgage Products, Ser 2004-SL3, Cl A2
6.500%, 12/25/2031	102	101
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
3.824%, 12/25/2034 (B)	443	445
Rosslyn Portfolio Trust, Ser 2017-ROSS, Cl A
2.869%, VAR LIBOR USD 1 Month+0.950%, 06/15/2033 (C)	1,340	1,343
Sequoia Mortgage Trust, Ser 2004-12, Cl A3
2.102%, VAR ICE LIBOR USD 6 Month+0.320%, 01/20/2035	197	183
Silverstone Master Issuer, Ser 2018-1A, Cl 1A
2.750%, VAR ICE LIBOR USD 3 Month+0.390%, 01/21/2070 (C)	1,270	1,271
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-19XS, Cl 1A1
2.280%, VAR ICE LIBOR USD 1 Month+0.320%, 10/25/2035	1,850	1,804
Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M2
4.160%, VAR ICE LIBOR USD 1 Month+2.200%, 02/25/2024	1,213	1,250
Structured Asset Mortgage Investments II Trust, Ser 2004-AR5, Cl 1A1
2.608%, VAR ICE LIBOR USD 1 Month+0.660%, 10/19/2034	134	128

150	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)		Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust, Ser 2005-AR1, Cl A1
2.428%, VAR ICE LIBOR USD 1 Month+0.480%, 04/19/2035		$1,746	$1,711
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2004-5H, Cl A4
5.540%, 12/25/2033		235	240
Structured Asset Securities, Ser 2003-31A, Cl 2A7
3.669%, 10/25/2033 (B)		2,694	2,740
Structured Asset Securities, Ser 2003-37A, Cl 2A
3.653%, 12/25/2033 (B)		64	64
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
2.600%, VAR ICE LIBOR USD 1 Month+0.640%, 09/25/2043		267	258
Towd Point Mortgage Funding, Ser 2016-V1A, Cl A1
1.823%, VAR ICE LIBOR GDP 3 Month+1.200%, 02/20/2054 (C)	GBP	1,436	1,925
UBS Commercial Mortgage Trust, Ser 2017-C3, Cl AS
3.739%, 08/15/2050 (B)		$1,930	1,925
UBS Commercial Mortgage Trust, Ser 2017-C7, Cl A4
3.679%, 12/15/2050		1,351	1,345
UBS Commercial Mortgage Trust, Ser 2018-C10, Cl A4
4.313%, 05/15/2051		814	851
UBS Commercial Mortgage Trust, Ser 2018-C9, Cl A4
4.117%, 03/15/2051		1,576	1,625
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063		1,143	1,156
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046		1,157	1,154
VNDO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (C)		100	99
VNDO Mortgage Trust, Ser 2013-PENN, Cl A
3.808%, 12/13/2029 (C)		1,110	1,124
VNDO Mortgage Trust, Ser 2016-350P, Cl A
3.805%, 01/10/2035 (C)		1,210	1,223
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl XC, IO
0.051%, 06/15/2045 (B)(C)		6,748	–
WaMu Mortgage Pass-Through Certificates, Ser 2002-AR18, Cl A
3.611%, 01/25/2033 (B)		117	119

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
3.460%, 10/25/2033 (B)	$134	$136
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR6, Cl A1
3.501%, 06/25/2033 (B)	107	108
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
3.147%, 08/25/2033 (B)	103	104
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
3.357%, 09/25/2033 (B)	239	244
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
12.073%, VAR ICE LIBOR USD 1 Month+17.463%, 06/25/2033	19	21
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033	374	382
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
3.954%, 06/25/2034 (B)	91	93
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
2.220%, VAR ICE LIBOR USD 1 Month+0.260%, 11/25/2045	6,606	6,532
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR19, Cl A1A2
2.250%, VAR ICE LIBOR USD 1 Month+0.290%, 12/25/2045	2,074	2,047
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR1, Cl 1A1B
2.628%, VAR 12 Month Treas Avg+1.070%, 01/25/2046	1,785	1,098
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR13, Cl 2A
2.316%, VAR Cost of Funds 11th District of San Fran+1.500%, 10/25/2046	554	537
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR14, Cl 1A4
3.039%, 11/25/2036 (B)	162	154
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 2A
2.316%, VAR Cost of Funds 11th District of San Fran+1.500%, 12/25/2046	263	259
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 1A1B
2.187%, VAR 12 Month Treas Avg+0.810%, 12/25/2046	219	144
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser 2005-3, Cl CX, IO
5.500%, 05/25/2035	267	50

SEI Institutional Investments Trust / Annual Report / May 31, 2018	151

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS2, Cl 1A1
5.750%, 02/25/2033	$8	$8
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS8, Cl 1P, PO
0.000%, 05/25/2033 (A)	17	16
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS9, Cl 2P, PO
0.000%, 04/25/2033 (A)	69	64
Wells Fargo Commercial Mortgage Trust, Ser 2013-120B, Cl A
2.710%, 03/18/2028 (B)(C)	1,530	1,518
Wells Fargo Commercial Mortgage Trust, Ser 2016-C36, Cl A4
3.065%, 11/15/2059	1,310	1,261
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-B, Cl A1
3.736%, 02/25/2034 (B)	94	94
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A1
3.846%, 12/25/2034 (B)	129	132
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 3A2
3.924%, 12/25/2034 (B)	85	88
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-I, Cl 1A1
3.741%, 07/25/2034 (B)	213	218
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-O, Cl A1
3.556%, 08/25/2034 (B)	39	40
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR14, Cl A1
3.534%, 08/25/2035 (B)	92	93
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 2A1
3.853%, 06/25/2035 (B)	207	212
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR9, Cl 2A1
3.671%, 10/25/2033 (B)	71	72
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR18, Cl 1A1
3.700%, 11/25/2036 (B)	155	155
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 1A3
3.876%, 04/25/2036 (B)	91	91
Wells Fargo Mortgage-Backed Securities Trust, Ser 2015-5R, Cl 2A1
3.727%, 03/26/2035 (B)(C)	2,630	2,742

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.428%, 06/15/2045 (B)(C)	$2,763	$120
WFRBS Commercial Mortgage Trust, Ser 2013-C12, Cl XA, IO
1.274%, 03/15/2048 (B)(C)	11,681	558
WFRBS Commercial Mortgage Trust, Ser 2013-C15, Cl A4
4.153%, 08/15/2046 (B)	150	156
WFRBS Commercial Mortgage Trust, Ser 2013-C17, Cl A4
4.023%, 12/15/2046	120	124
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl XA, IO
1.114%, 03/15/2047 (B)	4,913	214
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047 (B)	210	218
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl AS
3.891%, 08/15/2047	1,320	1,338
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl XA, IO
1.102%, 08/15/2047 (B)	15,140	709
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047 (B)	2,180	2,194
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.646%, 10/15/2057 (B)	5,225	156
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl AS
3.931%, 11/15/2047	1,330	1,349
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl A5
3.607%, 11/15/2047	110	111

		440,988

Total Mortgage-Backed Securities (Cost $2,072,527) ($ Thousands)		2,051,089

U.S. TREASURY OBLIGATIONS — 29.2%
U.S. Treasury Bills
2.056%, 11/15/2018 (A)	20,170	19,983
2.003%, 10/25/2018 (A)	7,540	7,480
1.961%, 10/18/2018 (A)	7,838	7,779
1.870%, 08/23/2018 (A)	20,000	19,914
1.633%, 06/07/2018 (A)	2,670	2,669
1.538%, 06/14/2018 (A)(E)	1,683	1,682
U.S. Treasury Bonds
7.500%, 11/15/2024	840	1,075

152	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
6.000%, 02/15/2026	$1,060	$1,296
5.375%, 02/15/2031	470	596
5.250%, 11/15/2028	65	79
3.143%, 02/15/2046 (A)	1,070	468
3.125%, 05/15/2048	129,444	132,983
3.000%, 05/15/2045	20,756	20,839
3.000%, 11/15/2045	6,757	6,781
3.000%, 02/15/2047	7,341	7,364
3.000%, 05/15/2047	22,150	22,207
3.000%, 02/15/2048	78,553	78,780
2.875%, 08/15/2045	10,400	10,194
2.875%, 11/15/2046	14,278	13,973
2.750%, 08/15/2047	15,107	14,408
2.750%, 11/15/2047	34,275	32,686
2.500%, 02/15/2045 (E)	110,018	100,297
2.500%, 02/15/2046	75,155	68,309
2.500%, 05/15/2046	43,602	39,603
U.S. Treasury Inflation-Protected Securities
1.000%, 02/15/2048	4,493	4,609
0.750%, 02/15/2042	2,341	2,273
0.625%, 02/15/2043	4,830	4,539
U.S. Treasury Notes
3.500%, 05/15/2020	145	148
2.875%, 04/30/2025	14,335	14,432
2.875%, 05/31/2025	13,920	14,012
2.875%, 05/15/2028	9,178	9,219
2.750%, 04/30/2023	135,729	136,243
2.750%, 05/31/2023	74,653	74,950
2.750%, 11/15/2023	340	341
2.750%, 02/15/2028	89,721	89,087
2.625%, 05/15/2021	10,618	10,647
2.625%, 03/31/2025	5,353	5,306
2.500%, 05/31/2020	40,715	40,785
2.500%, 03/31/2023	6,623	6,574
2.375%, 04/30/2020	8,836	8,830
2.375%, 03/15/2021	5,679	5,657
2.375%, 04/15/2021	2,677	2,666
2.375%, 01/31/2023	4,541	4,485
2.375%, 08/15/2024	235	230
2.250%, 03/31/2020	11,993	11,960
2.250%, 10/31/2024	35,070	34,033
2.250%, 12/31/2024	151	146
2.250%, 11/15/2025	610	588
2.250%, 02/15/2027	24,183	23,104
2.250%, 08/15/2027	26,642	25,383
2.250%, 11/15/2027	33,399	31,781
2.125%, 08/31/2020	11,715	11,629
2.125%, 12/31/2022	97,414	95,199
2.000%, 01/31/2020	1,523	1,514
2.000%, 08/31/2021	31,210	30,650
2.000%, 10/31/2021	15,220	14,928
2.000%, 12/31/2021	10,269	10,058

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
2.000%, 10/31/2022	$14,790	$14,396
2.000%, 11/30/2022	1,612	1,568
2.000%, 02/15/2023	410	398
2.000%, 02/15/2025	120,300	114,675
2.000%, 11/15/2026	34,529	32,388
1.875%, 12/31/2019	592	587
1.875%, 12/15/2020	13,272	13,072
1.875%, 01/31/2022	19,804	19,300
1.875%, 03/31/2022	12,343	12,012
1.875%, 04/30/2022	25,074	24,382
1.875%, 07/31/2022	20,198	19,598
1.750%, 11/15/2020	2,180	2,142
1.750%, 12/31/2020	3,588	3,521
1.750%, 04/30/2022	590	571
1.625%, 07/31/2020	27,182	26,714
1.625%, 10/15/2020	24,869	24,385
1.625%, 08/31/2022	11,481	11,016
1.500%, 02/28/2019	55,800	55,506
1.500%, 05/31/2020	23,854	23,427
1.500%, 07/15/2020	5,104	5,006
1.500%, 08/15/2020	9,016	8,833
1.500%, 08/15/2026	30,437	27,504
1.375%, 09/30/2019	11,721	11,574
1.375%, 02/15/2020	5,438	5,346
1.375%, 08/31/2020	52,537	51,293
1.375%, 09/30/2020	7,289	7,110
1.375%, 10/31/2020	250	244
1.375%, 05/31/2021	20,165	19,487
1.125%, 02/28/2021	1,463	1,409
1.125%, 07/31/2021	30,430	29,105
1.125%, 08/31/2021	18,010	17,200
U.S. Treasury STRIPS
4.284%, 02/15/2045 (A)	8,330	3,757

Total U.S. Treasury Obligations (Cost $1,930,898) ($ Thousands)		1,924,977

CORPORATE OBLIGATIONS — 29.2%

Consumer Discretionary — 2.0%
21st Century Fox America
8.875%, 04/26/2023	150	183
6.900%, 03/01/2019	4,000	4,124
6.650%, 11/15/2037	310	396
6.200%, 12/15/2034	265	318
4.750%, 11/15/2046	560	590
Advance Auto Parts
5.750%, 05/01/2020	175	183
Alimentation Couche-Tard
3.550%, 07/26/2027 (C)	2,200	2,083
2.700%, 07/26/2022 (C)	1,845	1,785
Amazon.com
4.950%, 12/05/2044	600	681

SEI Institutional Investments Trust / Annual Report / May 31, 2018	153

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.800%, 12/05/2034	$187	$209
4.050%, 08/22/2047 (C)	924	922
3.875%, 08/22/2037 (C)	1,748	1,750
3.150%, 08/22/2027 (C)	960	928
2.800%, 08/22/2024 (C)	4,115	3,988
American Honda Finance MTN
3.875%, 09/21/2020 (C)	1,425	1,453
AutoZone
3.750%, 06/01/2027	1,630	1,582
2.500%, 04/15/2021	44	43
BMW US Capital LLC
3.100%, 04/12/2021 (C)	1,740	1,738
2.150%, 04/06/2020 (C)	2,085	2,056
1.850%, 09/15/2021 (C)	180	172
CBS
3.375%, 02/15/2028	1,200	1,091
2.500%, 02/15/2023	1,125	1,064
2.300%, 08/15/2019	220	218
Charter Communications Operating LLC
6.484%, 10/23/2045	630	670
6.384%, 10/23/2035	380	405
5.750%, 04/01/2048	1,991	1,952
5.375%, 04/01/2038	950	926
5.375%, 05/01/2047 (C)	909	848
4.464%, 07/23/2022	740	756
4.200%, 03/15/2028	2,493	2,346
3.750%, 02/15/2028	4,058	3,706
3.579%, 07/23/2020	820	822
Comcast
7.050%, 03/15/2033	50	64
4.750%, 03/01/2044	120	119
4.400%, 08/15/2035	4,015	3,930
4.250%, 01/15/2033	360	354
4.200%, 08/15/2034	570	552
3.900%, 03/01/2038	1,000	916
3.200%, 07/15/2036	170	144
Comcast Cable Communications Holdings
9.455%, 11/15/2022	240	298
Comcast Cable Holdings LLC
10.125%, 04/15/2022	190	233
Daimler Finance North America LLC
3.350%, 05/04/2021 (C)	2,750	2,754
2.700%, 08/03/2020 (C)	340	337
2.450%, 05/18/2020 (C)	150	148
2.375%, 08/01/2018 (C)	2,620	2,620
2.300%, 01/06/2020 (C)	3,120	3,086
Discovery Communications LLC
4.875%, 04/01/2043	850	782
3.950%, 03/20/2028	760	719
2.750%, 11/15/2019 (C)	2,000	1,993
Dollar General
4.125%, 05/01/2028	1,879	1,869

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Dollar Tree
4.200%, 05/15/2028	$2,191	$2,156
4.000%, 05/15/2025	974	971
Ford Motor
6.500%, 08/01/2018	135	136
5.291%, 12/08/2046	2,522	2,434
4.750%, 01/15/2043	100	89
Ford Motor Credit LLC
8.125%, 01/15/2020	1,395	1,502
5.875%, 08/02/2021	2,400	2,556
4.140%, 02/15/2023	2,894	2,916
3.815%, 11/02/2027	2,432	2,280
3.810%, 01/09/2024	975	955
3.200%, 01/15/2021	200	199
3.157%, 08/04/2020	200	199
3.096%, 05/04/2023	200	192
2.875%, 10/01/2018	2,000	2,002
2.597%, 11/04/2019	2,520	2,506
General Motors
6.600%, 04/01/2036	1,510	1,686
6.250%, 10/02/2043	940	1,010
5.400%, 04/01/2048	832	817
5.150%, 04/01/2038	1,645	1,602
General Motors Financial
4.350%, 04/09/2025	1,114	1,110
4.350%, 01/17/2027	180	177
3.500%, 11/07/2024	1,500	1,436
3.450%, 04/10/2022	110	109
3.200%, 07/13/2020	159	158
3.150%, 01/15/2020	2,000	2,001
2.450%, 11/06/2020	320	313
2.400%, 05/09/2019	2,295	2,285
Hyundai Capital America
2.875%, 08/09/2018 (C)	95	95
Lennar
4.750%, 11/29/2027 (C)	1,750	1,632
McDonald’s MTN
4.875%, 12/09/2045	1,070	1,147
4.450%, 03/01/2047	1,027	1,038
3.800%, 04/01/2028	4,575	4,599
3.700%, 01/30/2026	840	841
3.500%, 03/01/2027	270	265
NBCUniversal Media LLC
5.950%, 04/01/2041	500	574
Newell Brands
4.200%, 04/01/2026	590	580
3.850%, 04/01/2023	570	568
3.150%, 04/01/2021	680	674
2.600%, 03/29/2019	71	71
QVC
5.950%, 03/15/2043	50	48

154	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Time Warner
6.250%, 03/29/2041	$190	$218
5.375%, 10/15/2041	562	584
4.850%, 07/15/2045	1,020	987
4.750%, 03/29/2021	780	811
4.700%, 01/15/2021	160	165
3.800%, 02/15/2027	1,065	1,029
3.550%, 06/01/2024	5,000	4,891
Time Warner Cable
8.250%, 04/01/2019	2,890	3,016
7.300%, 07/01/2038	100	116
6.750%, 07/01/2018	1,500	1,504
6.550%, 05/01/2037	495	543
5.875%, 11/15/2040	210	213
Time Warner Entertainment
8.375%, 07/15/2033	1,380	1,755
TJX
2.250%, 09/15/2026	530	475
Toyota Motor Credit MTN
2.950%, 04/13/2021	2,490	2,487
2.600%, 01/11/2022	3,190	3,136
Viacom
4.250%, 09/01/2023	200	200
3.875%, 04/01/2024	230	226
		129,191

Consumer Staples — 2.7%
Altria Group
9.250%, 08/06/2019	2,120	2,277
4.750%, 05/05/2021	490	512
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	4,130	4,302
3.700%, 02/01/2024	97	98
3.650%, 02/01/2026	2,873	2,832
3.300%, 02/01/2023	4,800	4,777
2.650%, 02/01/2021	850	842
Anheuser-Busch InBev Worldwide
4.750%, 04/15/2058	839	835
4.600%, 04/15/2048	2,025	2,029
4.000%, 04/13/2028	3,615	3,610
3.500%, 01/12/2024	330	330
2.500%, 07/15/2022	1,236	1,198
BAT Capital
4.540%, 08/15/2047 (C)	2,166	2,058
3.557%, 08/15/2027 (C)	4,507	4,251
3.222%, 08/15/2024 (C)	1,495	1,424
2.764%, 08/15/2022 (C)	4,819	4,649
2.297%, 08/14/2020 (C)	1,121	1,099
BAT International Finance
1.850%, 06/15/2018 (C)	2,000	1,999
Bayer US Finance LLC
2.375%, 10/08/2019 (C)	3,600	3,573

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Campbell Soup
3.300%, 03/15/2021	$2,685	$2,675
Church & Dwight
3.950%, 08/01/2047	535	490
3.150%, 08/01/2027	959	893
2.450%, 08/01/2022	765	740
Coca-Cola
3.300%, 09/01/2021	52	53
2.875%, 10/27/2025	185	178
Coca-Cola Femsa
2.375%, 11/26/2018	898	897
Constellation Brands
3.600%, 02/15/2028	2,309	2,213
3.200%, 02/15/2023	1,594	1,565
Costco Wholesale
3.000%, 05/18/2027	2,617	2,512
2.750%, 05/18/2024	1,631	1,587
2.300%, 05/18/2022	922	899
CVS Health
5.125%, 07/20/2045	170	176
3.875%, 07/20/2025	929	915
3.500%, 07/20/2022	850	847
3.375%, 08/12/2024	95	92
2.750%, 12/01/2022	230	221
2.250%, 08/12/2019	3,000	2,980
CVS Pass-Through Trust
6.036%, 12/10/2028	1,791	1,923
5.926%, 01/10/2034 (C)	166	181
5.880%, 01/10/2028	118	125
5.789%, 01/10/2026 (C)	1,005	1,051
Danone
2.947%, 11/02/2026 (C)	450	420
2.589%, 11/02/2023 (C)	1,580	1,499
2.077%, 11/02/2021 (C)	1,030	991
Diageo Investment
2.875%, 05/11/2022	3,730	3,687
EMD Finance LLC
2.400%, 03/19/2020 (C)	3,365	3,328
ERAC USA Finance LLC
4.500%, 02/15/2045 (C)	335	321
Fresenius Medical Care US Finance II
5.625%, 07/31/2019 (C)	4,500	4,621
General Mills
4.700%, 04/17/2048	878	850
4.550%, 04/17/2038	1,045	1,021
4.200%, 04/17/2028	1,720	1,697
3.700%, 10/17/2023	3,380	3,370
Kaiser Foundation Hospitals
3.150%, 05/01/2027	5,190	4,983
Kraft Heinz Foods
6.500%, 02/09/2040	700	803
6.125%, 08/23/2018	475	479

SEI Institutional Investments Trust / Annual Report / May 31, 2018	155

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.375%, 02/10/2020	$1,827	$1,901
5.200%, 07/15/2045	463	464
5.000%, 07/15/2035	370	370
5.000%, 06/04/2042	290	282
4.375%, 06/01/2046	6,880	6,147
3.950%, 07/15/2025	1,560	1,539
3.500%, 06/06/2022	2,245	2,238
3.500%, 07/15/2022	1,895	1,885
3.000%, 06/01/2026	760	694
2.800%, 07/02/2020	2,217	2,204
Maple Escrow Subsidiary
4.417%, 05/25/2025 (C)	1,620	1,635
Molson Coors Brewing
3.500%, 05/01/2022	220	220
Mondelez International Holdings Netherlands
2.000%, 10/28/2021 (C)	7,380	7,084
1.625%, 10/28/2019 (C)	4,890	4,812
PepsiCo
3.600%, 03/01/2024	150	153
Pernod Ricard
5.500%, 01/15/2042 (C)	1,180	1,327
Philip Morris International
2.900%, 11/15/2021	550	548
2.500%, 08/22/2022	1,530	1,479
2.500%, 11/02/2022	1,250	1,206
2.000%, 02/21/2020	3,400	3,353
1.875%, 11/01/2019	2,825	2,792
Procter & Gamble
3.100%, 08/15/2023	140	140
Providence St. Joseph Health Obligated Group
2.746%, 10/01/2026	3,295	3,083
Reckitt Benckiser Treasury Services
2.750%, 06/26/2024 (C)	4,650	4,411
Reynolds American
8.125%, 06/23/2019	1,795	1,889
6.150%, 09/15/2043	480	552
5.850%, 08/15/2045	1,476	1,649
3.250%, 06/12/2020	386	386
RWJ Barnabas Health
3.949%, 07/01/2046	2,445	2,388
Shire Acquisitions Investments Ireland DAC
2.400%, 09/23/2021	1,000	963
1.900%, 09/23/2019	5,775	5,694
Sysco
3.550%, 03/15/2025	2,755	2,709
Tyson Foods
2.650%, 08/15/2019	3,750	3,743
UBM
5.750%, 11/03/2020 (C)	850	870

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
University of Southern California
3.028%, 10/01/2039	$2,500	$2,263
Walgreens
5.250%, 01/15/2019	50	51
Walgreens Boots Alliance
4.800%, 11/18/2044	1,430	1,394
3.450%, 06/01/2026	710	672
3.300%, 11/18/2021	3,058	3,057
2.700%, 11/18/2019	4,000	3,995
Wal-Mart Stores
3.300%, 04/22/2024	175	177
Wm Wrigley Jr
2.900%, 10/21/2019 (C)	1,200	1,202
2.400%, 10/21/2018 (C)	290	290
		177,889

Energy — 3.0%
Anadarko Finance
7.500%, 05/01/2031	240	305
Anadarko Petroleum
4.850%, 03/15/2021	860	891
4.500%, 07/15/2044	1,000	952
3.450%, 07/15/2024	1,246	1,211
Andeavor Logistics
5.200%, 12/01/2047	1,210	1,208
3.500%, 12/01/2022	859	845
Apache
6.900%, 09/15/2018	180	182
5.100%, 09/01/2040	520	530
4.750%, 04/15/2043	420	413
4.250%, 01/15/2044	1,130	1,041
3.250%, 04/15/2022	56	55
BG Energy Capital
4.000%, 10/15/2021 (C)	2,775	2,834
BP Capital Markets
3.561%, 11/01/2021	110	112
3.535%, 11/04/2024	150	150
3.506%, 03/17/2025	340	339
3.245%, 05/06/2022	950	951
3.216%, 11/28/2023	5,555	5,494
3.119%, 05/04/2026	400	385
Canadian Natural Resources
6.450%, 06/30/2033	200	239
3.850%, 06/01/2027	644	633
Cenovus Energy
5.400%, 06/15/2047	454	454
Chevron
3.191%, 06/24/2023	95	95
2.954%, 05/16/2026	2,267	2,181
2.895%, 03/03/2024	4,240	4,154
2.355%, 12/05/2022	290	281
1.961%, 03/03/2020	81	80

156	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cimarex Energy
4.375%, 06/01/2024	$2,660	$2,725
CNOOC Finance
3.500%, 05/05/2025	2,900	2,812
3.000%, 05/09/2023	253	244
CNOOC Finance 2015 USA LLC
4.375%, 05/02/2028	1,510	1,528
Concho Resources
4.875%, 10/01/2047	360	371
3.750%, 10/01/2027	1,311	1,270
Conoco Funding
6.950%, 04/15/2029	995	1,244
ConocoPhillips
4.150%, 11/15/2034	2,933	3,024
3.350%, 11/15/2024	510	510
3.350%, 05/15/2025	100	99
Continental Resources
4.900%, 06/01/2044	800	791
3.800%, 06/01/2024	420	411
Devon Energy
5.850%, 12/15/2025	880	979
5.600%, 07/15/2041	510	572
5.000%, 06/15/2045	1,070	1,126
4.750%, 05/15/2042	127	128
3.250%, 05/15/2022	670	662
Ecopetrol
5.875%, 05/28/2045	4,870	4,656
4.125%, 01/16/2025	167	160
Enbridge
2.900%, 07/15/2022	1,778	1,723
Enbridge Energy Partners
7.375%, 10/15/2045	415	549
Encana
6.625%, 08/15/2037	710	871
6.500%, 02/01/2038	1,085	1,311
Energy Transfer Partners
8.250%, 11/15/2029	3,795	4,676
6.125%, 12/15/2045	1,285	1,309
4.900%, 02/01/2024	250	257
2.500%, 06/15/2018	1,265	1,265
Enterprise Products Operating LLC
4.900%, 05/15/2046	165	171
4.850%, 03/15/2044	339	347
4.250%, 02/15/2048	1,576	1,492
4.050%, 02/15/2022	14	14
EOG Resources
4.150%, 01/15/2026	490	502
Equinor
3.700%, 03/01/2024	1,085	1,108
Exxon Mobil
4.114%, 03/01/2046	910	936
3.043%, 03/01/2026	1,140	1,110

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Florida Gas Transmission LLC
7.900%, 05/15/2019 (C)	$1,850	$1,930
Halliburton
3.800%, 11/15/2025	1,070	1,068
Hess
5.600%, 02/15/2041	309	315
KazMunayGas National JSC
6.375%, 10/24/2048 (C)	470	479
5.750%, 04/19/2047 (C)	1,390	1,348
5.375%, 04/24/2030 (C)	1,720	1,718
Kerr-McGee
6.950%, 07/01/2024	3,107	3,580
Kinder Morgan
5.550%, 06/01/2045	700	724
5.200%, 03/01/2048	2,295	2,264
5.000%, 02/15/2021 (C)	2,303	2,385
4.300%, 06/01/2025	3,360	3,361
4.300%, 03/01/2028	1,660	1,628
3.150%, 01/15/2023	2,889	2,804
3.050%, 12/01/2019	93	93
Kinder Morgan Energy Partners
6.500%, 04/01/2020	3,327	3,512
5.500%, 03/01/2044	645	657
5.400%, 09/01/2044	740	746
5.000%, 03/01/2043	50	47
3.500%, 03/01/2021	300	300
Marathon Petroleum
5.000%, 09/15/2054	508	493
4.750%, 09/15/2044	297	293
Motiva Enterprises LLC
5.750%, 01/15/2020 (C)	608	630
MPLX
4.700%, 04/15/2048	1,410	1,350
4.500%, 04/15/2038	810	772
4.000%, 03/15/2028	1,250	1,211
Noble Energy
5.250%, 11/15/2043	150	159
5.050%, 11/15/2044	186	194
4.950%, 08/15/2047	330	343
4.150%, 12/15/2021	2,080	2,121
3.900%, 11/15/2024	1,200	1,195
3.850%, 01/15/2028	680	665
Occidental Petroleum
4.625%, 06/15/2045	400	425
4.400%, 04/15/2046	200	205
4.200%, 03/15/2048	1,085	1,084
4.100%, 02/15/2047	720	713
3.400%, 04/15/2026	100	98
3.125%, 02/15/2022	810	810
3.000%, 02/15/2027	510	485
2.700%, 02/15/2023	150	147

SEI Institutional Investments Trust / Annual Report / May 31, 2018	157

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Panhandle Eastern Pipeline
8.125%, 06/01/2019	$1,161	$1,213
Pertamina Persero
6.000%, 05/03/2042 (C)	1,220	1,251
Petrobras Global Finance
6.850%, 06/05/2115	1,290	1,122
6.250%, 03/17/2024	1,930	1,949
Petro-Canada
6.800%, 05/15/2038	500	655
Petroleos del Peru
4.750%, 06/19/2032 (C)	4,120	3,919
Petroleos Mexicanos
6.625%, 06/15/2035	2,202	2,134
6.500%, 03/13/2027	1,210	1,232
6.350%, 02/12/2048 (C)	745	678
5.625%, 01/23/2046	1,650	1,396
5.350%, 02/12/2028 (C)	1,885	1,770
4.875%, 01/18/2024	81	79
3.500%, 01/30/2023	785	736
2.460%, 12/15/2025	2,505	2,469
2.378%, 04/15/2025	1,218	1,197
Petroleos Mexicanos MTN
6.875%, 08/04/2026	90	95
6.750%, 09/21/2047	870	822
Plains All American Pipeline
4.650%, 10/15/2025	2,300	2,308
4.500%, 12/15/2026	330	326
3.850%, 10/15/2023	750	737
Ruby Pipeline
6.000%, 04/01/2022 (C)	2,682	2,841
Sabine Pass Liquefaction LLC
5.625%, 03/01/2025	1,500	1,603
Schlumberger Finance Canada
2.650%, 11/20/2022 (C)	3,072	2,985
Schlumberger Holdings
4.000%, 12/21/2025 (C)	3,676	3,691
3.000%, 12/21/2020 (C)	5,890	5,876
Schlumberger Investment
3.650%, 12/01/2023	100	102
3.300%, 09/14/2021 (C)	317	319
Shell International Finance
4.375%, 03/25/2020	260	267
4.300%, 09/22/2019	500	512
Shell International Finance BV
6.375%, 12/15/2038	660	869
4.550%, 08/12/2043	490	519
4.375%, 05/11/2045	990	1,030
4.125%, 05/11/2035	4,005	4,089
4.000%, 05/10/2046	590	580
3.750%, 09/12/2046	100	95
3.400%, 08/12/2023	2,145	2,160

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sinopec Group Overseas Development 2014
4.375%, 04/10/2024 (C)	$1,020	$1,046
Spectra Energy Partners
3.500%, 03/15/2025	1,025	982
Suncor Energy
6.500%, 06/15/2038	450	575
3.600%, 12/01/2024	3,121	3,098
TC PipeLines
3.900%, 05/25/2027	3,500	3,329
Tennessee Gas Pipeline
8.375%, 06/15/2032	2,000	2,522
Total Capital International
2.875%, 02/17/2022	3,515	3,488
TransCanada PipeLines
4.750%, 05/15/2038	1,080	1,099
4.625%, 03/01/2034	2,820	2,857
4.250%, 05/15/2028	1,665	1,674
Transcontinental Gas Pipe Line LLC
7.850%, 02/01/2026	1,390	1,702
4.600%, 03/15/2048 (C)	100	97
Valero Energy
4.900%, 03/15/2045	434	451
Western Gas Partners
5.450%, 04/01/2044	330	332
5.300%, 03/01/2048	2,204	2,160
Williams
8.750%, 03/15/2032	1,284	1,669
7.875%, 09/01/2021	1,324	1,483
7.750%, 06/15/2031	339	414
7.500%, 01/15/2031	9	11
Williams Partners
5.250%, 03/15/2020	1,580	1,635
4.850%, 03/01/2048	1,613	1,569
3.900%, 01/15/2025	1,500	1,466
3.750%, 06/15/2027	2,406	2,283
3.600%, 03/15/2022	124	124
XTO Energy
5.500%, 06/15/2018	500	500
		199,512

Financials — 9.8%
ABN AMRO Bank
2.450%, 06/04/2020 (C)	340	335
Aegon
2.953%, VAR USD ICE Swap 11: 00 NY 10 Yr+0.100%, 10/15/2165	2,180	1,737
American Campus Communities Operating Partnership
3.350%, 10/01/2020	1,000	1,001
American Express
3.400%, 02/27/2023	3,815	3,795
2.500%, 08/01/2022	3,890	3,741

158	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Express Credit MTN
2.375%, 05/26/2020	$985	$973
2.250%, 08/15/2019	3,165	3,149
1.800%, 07/31/2018	195	195
American International Group
6.250%, 05/01/2036	916	1,069
6.250%, VAR ICE LIBOR USD 3 Month+2.056%, 03/15/2087	2,578	2,707
3.900%, 04/01/2026	2,450	2,393
Banco Nacional de Comercio Exterior SNC
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026 (C)	1,390	1,336
Banco Santander
4.379%, 04/12/2028	3,400	3,276
4.250%, 04/11/2027	740	709
3.848%, 04/12/2023	3,200	3,167
3.800%, 02/23/2028	400	367
3.459%, VAR ICE LIBOR USD 3 Month+1.120%, 04/12/2023	400	401
3.125%, 02/23/2023	1,800	1,717
Bank of America
6.875%, 11/15/2018	125	127
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	3,189	3,013
3.366%, VAR ICE LIBOR USD 3 Month+0.810%, 01/23/2026	746	722
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	3,434	3,340
2.738%, VAR ICE LIBOR USD 3 Month+0.370%, 01/23/2022	8,410	8,299
Bank of America MTN
5.000%, 01/21/2044	1,900	2,048
4.450%, 03/03/2026	4,912	4,958
4.244%, VAR ICE LIBOR USD 3 Month+1.814%, 04/24/2038	1,621	1,603
4.200%, 08/26/2024	3,720	3,757
4.100%, 07/24/2023	305	312
4.000%, 04/01/2024	6,178	6,268
4.000%, 01/22/2025	1,825	1,808
3.705%, VAR ICE LIBOR USD 3 Month+1.512%, 04/24/2028	5,000	4,832
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	9,500	9,107
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	3,582	3,552
3.542%, VAR ICE LIBOR USD 3 Month+1.180%, 10/21/2022	165	168
3.500%, 04/19/2026	1,210	1,175
3.499%, VAR ICE LIBOR USD 3 Month+0.630%, 05/17/2022	2,305	2,311
3.300%, 01/11/2023	5,739	5,694

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.093%, VAR ICE LIBOR USD 3 Month+1.090%, 10/01/2025	$3,650	$3,480
2.625%, 04/19/2021	2,525	2,486
2.369%, VAR ICE LIBOR USD 3 Month+0.660%, 07/21/2021	3,595	3,531
Bank of Montreal MTN
2.550%, 11/06/2022	200	193
2.375%, 01/25/2019	50	50
Bank of New York Mellon
3.550%, 09/23/2021	144	146
3.400%, 05/15/2024	5,235	5,202
Bank of New York Mellon MTN
3.650%, 02/04/2024	150	152
3.500%, 04/28/2023	3,780	3,794
3.250%, 09/11/2024	270	265
3.250%, 05/16/2027	927	897
2.300%, 09/11/2019	4,000	3,982
Bank of Nova Scotia
3.125%, 04/20/2021	4,235	4,226
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/2029	1,070	1,065
Bear Stearns
4.650%, 07/02/2018	3,000	3,006
Berkshire Hathaway
3.750%, 08/15/2021	488	500
BFCM
2.200%, 07/20/2020 (C)	450	441
BNP Paribas
3.375%, 01/09/2025 (C)	1,349	1,281
BNP Paribas MTN
4.375%, VAR USD Swap Semi 30/360 5 Year Curr+1.483%, 03/01/2033 (C)	1,100	1,044
3.500%, 03/01/2023 (C)	3,502	3,441
BPCE
5.150%, 07/21/2024 (C)	1,550	1,590
Branch Banking & Trust
3.800%, 10/30/2026	250	251
Brighthouse Financial
4.700%, 06/22/2047	40	35
3.700%, 06/22/2027	2,085	1,902
Capital One
2.650%, 08/08/2022	1,331	1,280
Capital One Financial
4.250%, 04/30/2025	2,652	2,659
3.200%, 01/30/2023	1,064	1,037
2.400%, 10/30/2020	1,280	1,254
CC Holdings GS V LLC
3.849%, 04/15/2023	2,500	2,478
Chubb INA Holdings
3.350%, 05/03/2026	420	411
2.300%, 11/03/2020	310	305

SEI Institutional Investments Trust / Annual Report / May 31, 2018	159

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Citibank
2.100%, 06/12/2020	$4,720	$4,641
Citigroup
8.500%, 05/22/2019	2,000	2,107
8.125%, 07/15/2039	2,011	2,897
5.500%, 09/13/2025	1,370	1,465
5.300%, 05/06/2044	255	271
4.750%, 05/18/2046	150	147
4.650%, 07/30/2045	1,140	1,158
4.600%, 03/09/2026	2,785	2,816
4.500%, 01/14/2022	50	52
4.450%, 09/29/2027	4,510	4,468
4.400%, 06/10/2025	2,040	2,046
4.300%, 11/20/2026	590	583
4.125%, 07/25/2028	986	951
4.075%, VAR ICE LIBOR USD 3 Month+1.192%, 04/23/2029	746	734
4.044%, VAR ICE LIBOR USD 3 Month+1.023%, 06/01/2024	5,685	5,737
3.878%, VAR ICE LIBOR USD 3 Month+1.168%, 01/24/2039	526	487
3.875%, 10/25/2023	151	152
3.700%, 01/12/2026	4,060	3,961
3.668%, VAR ICE LIBOR USD 3 Month+1.390%, 07/24/2028	1,570	1,501
3.500%, 05/15/2023	930	919
3.200%, 10/21/2026	1,585	1,481
3.142%, VAR ICE LIBOR USD 3 Month+0.722%, 01/24/2023	9,551	9,400
2.876%, VAR ICE LIBOR USD 3 Month+0.950%, 07/24/2023	756	731
2.550%, 04/08/2019	4,000	3,995
2.500%, 09/26/2018	11,200	11,200
2.150%, 07/30/2018	164	164
2.050%, 12/07/2018	3,000	2,993
CME Group
3.000%, 09/15/2022	400	396
Commonwealth Bank of Australia MTN
5.000%, 10/15/2019 (C)	900	926
3.900%, 07/12/2047 (C)	1,170	1,110
Compass Bank
3.875%, 04/10/2025	910	886
Cooperatieve Rabobank UA
11.000%, VAR ICE LIBOR USD 3 Month+10.868%, 12/31/2049 (C)	1,893	2,028
5.250%, 08/04/2045	380	407
4.625%, 12/01/2023	2,060	2,088
4.375%, 08/04/2025	1,330	1,311
3.125%, 04/26/2021	3,650	3,643
Cooperatieve Rabobank UA MTN
4.750%, 01/15/2020 (C)	340	350
3.875%, 02/08/2022	300	306
2.250%, 01/14/2020	250	247

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Credit Agricole
8.375%, VAR ICE LIBOR USD 3 Month+6.982%, 12/31/2049 (C)	$2,270	$2,366
Credit Agricole MTN
3.750%, 04/24/2023 (C)	2,445	2,412
2.500%, 04/15/2019 (C)	500	499
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	1,340	1,352
Credit Suisse NY MTN
5.400%, 01/14/2020	130	135
3.625%, 09/09/2024	1,360	1,350
Discover Bank
4.200%, 08/08/2023	1,000	1,012
DNB Bank
2.125%, 10/02/2020 (C)	3,840	3,736
Fairfax Financial Holdings
4.850%, 04/17/2028 (C)	1,035	1,029
Farmers Exchange Capital
7.200%, 07/15/2048 (C)	1,788	2,237
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (C)	4,120	4,434
Fifth Third Bank
2.875%, 10/01/2021	200	198
Goldman Sachs Capital II
4.000%, VAR ICE LIBOR USD 3 Month+0.768%, 06/01/2043	595	507
Goldman Sachs Group
6.750%, 10/01/2037	1,629	1,962
6.250%, 02/01/2041	1,290	1,549
5.750%, 01/24/2022	3,970	4,273
5.250%, 07/27/2021	4,860	5,131
5.150%, 05/22/2045	1,870	1,929
4.750%, 10/21/2045	780	789
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	2,075	2,023
4.250%, 10/21/2025	1,090	1,081
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	2,270	2,234
3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/2029	2,845	2,732
3.750%, 05/22/2025	500	490
3.750%, 02/25/2026	1,445	1,401
3.625%, 01/22/2023	508	508
3.513%, VAR ICE LIBOR USD 3 Month+1.170%, 11/15/2021	220	223
3.500%, 11/16/2026	3,492	3,318
3.472%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	225	228
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/2025	4,705	4,493
3.200%, 02/23/2023	1,769	1,732
2.625%, 01/31/2019	100	100

160	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.625%, 04/25/2021	$3,500	$3,434
2.550%, 10/23/2019	2,000	1,993
Goldman Sachs Group MTN
7.500%, 02/15/2019	5,888	6,079
6.000%, 06/15/2020	2,795	2,953
4.000%, 03/03/2024	2,875	2,898
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	1,060	1,024
Guardian Life Global Funding
1.950%, 10/27/2021 (C)	2,790	2,685
Guardian Life Global Funding MTN
2.000%, 04/26/2021 (C)	3,000	2,909
HSBC Bank
4.750%, 01/19/2021 (C)	250	259
4.125%, 08/12/2020 (C)	261	267
HSBC Bank USA
4.875%, 08/24/2020	1,000	1,037
HSBC Holdings
5.100%, 04/05/2021	170	178
4.375%, 11/23/2026	510	503
4.300%, 03/08/2026	5,405	5,463
4.250%, 03/14/2024	1,190	1,197
4.250%, 08/18/2025	1,520	1,502
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	830	814
4.000%, 03/30/2022	390	397
3.950%, VAR ICE LIBOR USD 3 Month+0.987%, 05/18/2024	2,956	2,965
3.400%, 03/08/2021	360	361
2.650%, 01/05/2022	1,293	1,255
ING Bank
5.800%, 09/25/2023 (C)	1,800	1,924
2.500%, 10/01/2019 (C)	440	437
Intesa Sanpaolo
4.375%, 01/12/2048 (C)	1,655	1,338
3.875%, 07/14/2027 (C)	4,045	3,551
3.875%, 01/12/2028 (C)	2,864	2,500
3.375%, 01/12/2023 (C)	490	459
3.125%, 07/14/2022 (C)	900	844
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (C)	3,370	3,073
JPMorgan Chase
6.400%, 05/15/2038	385	482
4.950%, 06/01/2045	300	312
4.500%, 01/24/2022	700	728
4.350%, 08/15/2021	340	351
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048	755	732
4.250%, 10/01/2027	2,590	2,588
4.125%, 12/15/2026	3,220	3,209
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	3,150	2,949

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.005%, VAR ICE LIBOR USD 3 Month+1.120%, 04/23/2029	$1,135	$1,123
3.900%, 07/15/2025	2,200	2,203
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	2,985	2,795
3.875%, 09/10/2024	440	436
3.625%, 05/13/2024	1,490	1,487
3.625%, 12/01/2027	1,560	1,475
3.559%, VAR ICE LIBOR USD 3 Month+0.730%, 04/23/2024	2,270	2,260
3.540%, VAR ICE LIBOR USD 3 Month+1.380%, 05/01/2028	3,825	3,671
3.509%, VAR ICE LIBOR USD 3 Month+0.945%, 01/23/2029	3,500	3,338
3.250%, 09/23/2022	220	218
3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/2025	5,500	5,330
2.972%, 01/15/2023	165	161
2.950%, 10/01/2026	3,466	3,228
2.700%, 05/18/2023	2,625	2,521
2.250%, 01/23/2020	5,665	5,606
JPMorgan Chase MTN
2.295%, 08/15/2021	1,202	1,168
JPMorgan Chase Bank
3.086%, VAR ICE LIBOR USD 3 Month+0.350%, 04/26/2021	4,000	4,000
2.605%, VAR ICE LIBOR USD 3 Month+0.250%, 02/13/2020	7,060	7,064
2.604%, VAR ICE LIBOR USD 3 Month+0.280%, 02/01/2021	8,840	8,786
KKR Group Finance II LLC
5.500%, 02/01/2043 (C)	120	128
Lehman Brothers Holdings
6.500%, 07/19/2017 (F)	4,040	–
Lehman Brothers Holdings MTN
6.750%, 12/28/2017 (F)	10,370	–
Lehman Brothers Holdings Capital Trust VII MTN
5.857%, 11/29/2049 (F)	20,630	–
Lloyds Bank
3.500%, 05/14/2025	100	99
3.300%, 05/07/2021	2,775	2,773
2.700%, 08/17/2020	200	198
Lloyds Bank MTN
5.800%, 01/13/2020 (C)	200	209
Lloyds Banking Group
4.450%, 05/08/2025	2,460	2,491
4.375%, 03/22/2028	5,804	5,735
4.344%, 01/09/2048	1,255	1,097
3.100%, 07/06/2021	2,610	2,584
2.907%, VAR ICE LIBOR USD 3 Month+0.810%, 11/07/2023	3,190	3,049

SEI Institutional Investments Trust / Annual Report / May 31, 2018	161

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Macquarie Bank MTN
2.600%, 06/24/2019 (C)	$3,000	$2,995
Macquarie Group
6.250%, 01/14/2021 (C)	200	213
Markel
3.500%, 11/01/2027	995	936
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (C)	497	781
MassMutual Global Funding II
2.500%, 10/17/2022 (C)	261	253
MetLife
6.400%, 12/15/2036	1,400	1,508
4.600%, 05/13/2046	945	972
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (C)	4,170	4,075
2.400%, 01/08/2021 (C)	2,190	2,148
Morgan Stanley
3.737%, VAR ICE LIBOR USD 3 Month+0.847%, 04/24/2024	1,810	1,806
3.625%, 01/20/2027	2,529	2,445
3.155%, VAR ICE LIBOR USD 3 Month+0.800%, 02/14/2020	7,500	7,527
Morgan Stanley MTN
7.300%, 05/13/2019	4,125	4,294
5.625%, 09/23/2019	1,640	1,698
5.500%, 07/24/2020	2,220	2,328
5.500%, 07/28/2021	200	213
4.350%, 09/08/2026	235	234
4.100%, 05/22/2023	110	111
4.000%, 07/23/2025	580	583
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	1,069	1,006
3.875%, 04/29/2024	2,690	2,704
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	240	232
3.759%, VAR ICE LIBOR USD 3 Month+1.400%, 10/24/2023	165	169
3.750%, 02/25/2023	179	180
3.733%, VAR ICE LIBOR USD 3 Month+1.375%, 02/01/2019	2,000	2,016
3.292%, VAR ICE LIBOR USD 3 Month+0.930%, 07/22/2022	4,000	4,039
3.125%, 01/23/2023	800	781
3.125%, 07/27/2026	525	493
2.750%, 05/19/2022	9	9
2.625%, 11/17/2021	10,733	10,477
2.500%, 04/21/2021	3,590	3,516
Nationwide Financial Services
5.375%, 03/25/2021 (C)	150	158
Nationwide Mutual Insurance
4.415%, VAR ICE LIBOR USD 3 Month+2.290%, 12/15/2024 (C)	4,407	4,392

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
New York Life Global Funding
2.150%, 06/18/2019 (C)	$293	$292
1.550%, 11/02/2018 (C)	2,500	2,491
New York Life Global Funding MTN
2.100%, 01/02/2019 (C)	1,625	1,621
New York Life Insurance
6.750%, 11/15/2039 (C)	1,355	1,837
Nordea Bank
4.875%, 05/13/2021 (C)	1,730	1,788
Northern Trust
2.375%, 08/02/2022	300	292
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (C)	2,470	3,117
Nuveen Finance LLC
2.950%, 11/01/2019 (C)	430	429
PNC Bank
3.800%, 07/25/2023	3,500	3,534
3.250%, 01/22/2028	732	701
2.550%, 12/09/2021	1,375	1,349
2.500%, 01/22/2021	2,280	2,243
2.250%, 07/02/2019	1,600	1,593
1.450%, 07/29/2019	1,000	985
PNC Bank MTN
2.400%, 10/18/2019	2,140	2,129
Private Export Funding
4.300%, 12/15/2021	2,207	2,322
Progressive
4.200%, 03/15/2048	1,530	1,539
Protective Life Global Funding
1.722%, 04/15/2019 (C)	2,800	2,777
Protective Life Global Funding MTN
2.700%, 11/25/2020 (C)	1,500	1,484
Prudential Financial MTN
4.600%, 05/15/2044	385	400
3.878%, 03/27/2028	1,170	1,168
Raymond James Financial
4.950%, 07/15/2046	1,525	1,603
Reliance Standard Life Global Funding II MTN
2.500%, 01/15/2020 (C)	250	248
Royal Bank of Canada
2.500%, VAR LIMEAN 3 Month+0.250%, 06/29/2085	860	693
1.875%, 02/05/2020	3,200	3,154
Royal Bank of Canada MTN
3.200%, 04/30/2021	760	761
2.150%, 10/26/2020	660	646
Royal Bank of Scotland Group
6.100%, 06/10/2023	1,650	1,755
4.892%, VAR ICE LIBOR USD 3 Month+1.754%, 05/18/2029	2,005	2,005
Santander UK
3.400%, 06/01/2021	3,195	3,192

162	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.375%, 03/16/2020	$390	$385
Santander UK Group Holdings
5.625%, 09/15/2045 (C)	210	228
2.875%, 08/05/2021	6,100	5,959
Societe Generale
2.545%, VAR ICE LIBOR USD 6 Month+0.075%, 11/29/2049	860	654
Stadshypotek
1.875%, 10/02/2019 (C)	1,910	1,888
Standard Chartered
5.700%, 03/26/2044 (C)	1,807	1,941
5.200%, 01/26/2024 (C)	410	423
3.950%, 01/11/2023 (C)	200	196
State Street
3.300%, 12/16/2024	310	305
Synchrony Financial
3.950%, 12/01/2027	3,059	2,848
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (C)	148	196
4.900%, 09/15/2044 (C)	600	648
Travelers
4.600%, 08/01/2043	50	54
UBS MTN
2.375%, 08/14/2019	2,750	2,737
UBS Group Funding Switzerland
4.253%, 03/23/2028 (C)	2,050	2,038
4.125%, 09/24/2025 (C)	1,010	1,007
3.491%, 05/23/2023 (C)	4,180	4,120
2.650%, 02/01/2022 (C)	3,505	3,385
US Bancorp MTN
3.600%, 09/11/2024	160	159
2.950%, 07/15/2022	497	487
US Bank
3.150%, 04/26/2021	750	753
2.125%, 10/28/2019	1,320	1,310
Voya Financial
4.800%, 06/15/2046	610	613
3.125%, 07/15/2024	1,130	1,074
Wachovia Capital Trust III
5.570%, VAR ICE LIBOR USD 3 Month+0.930%, 12/31/2049	4,442	4,395
WEA Finance LLC
4.750%, 09/17/2044 (C)	750	763
3.750%, 09/17/2024 (C)	1,370	1,354
3.250%, 10/05/2020 (C)	1,000	999
3.150%, 04/05/2022 (C)	1,990	1,957
2.700%, 09/17/2019 (C)	3,785	3,767
Wells Fargo
5.606%, 01/15/2044	700	770
5.375%, 11/02/2043	220	237
4.480%, 01/16/2024	392	402

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.000%, 04/22/2026	$2,075	$1,940
3.000%, 10/23/2026	5,090	4,733
2.100%, 07/26/2021	5,215	5,027
Wells Fargo MTN
4.900%, 11/17/2045	1,310	1,321
4.750%, 12/07/2046	3,040	3,003
4.650%, 11/04/2044	560	544
4.600%, 04/01/2021	500	517
4.400%, 06/14/2046	220	206
4.300%, 07/22/2027	3,100	3,074
3.584%, VAR ICE LIBOR USD 3 Month+1.310%, 05/22/2028	5,995	5,735
3.550%, 09/29/2025	550	536
3.500%, 03/08/2022	250	250
3.450%, 02/13/2023	685	674
3.000%, 01/22/2021	3,020	3,004
2.625%, 07/22/2022	10,130	9,767
Wells Fargo Bank
2.600%, 01/15/2021	4,200	4,137
2.400%, 01/15/2020	12,000	11,908
Wells Fargo Capital X
5.950%, 12/15/2036	520	554
Westpac Banking
2.600%, 11/23/2020	780	771
XLIT
6.250%, 05/15/2027	806	910
5.500%, 03/31/2045	586	620
5.250%, 12/15/2043	805	884
		648,254

Health Care — 2.8%
Abbott Laboratories
4.900%, 11/30/2046	2,235	2,406
4.750%, 11/30/2036	440	464
3.750%, 11/30/2026	5,015	4,960
3.400%, 11/30/2023	8,330	8,275
2.350%, 11/22/2019	945	940
AbbVie
4.700%, 05/14/2045	34	34
4.500%, 05/14/2035	2,450	2,441
4.450%, 05/14/2046	662	641
3.600%, 05/14/2025	1,560	1,521
3.200%, 05/14/2026	1,420	1,336
2.900%, 11/06/2022	350	342
2.500%, 05/14/2020	2,869	2,844
Aetna
3.875%, 08/15/2047	360	322
2.800%, 06/15/2023	5,348	5,138
2.200%, 03/15/2019	945	941
1.700%, 06/07/2018	245	245
Allergan Finance LLC
3.250%, 10/01/2022	112	109

SEI Institutional Investments Trust / Annual Report / May 31, 2018	163

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Allergan Funding SCS
4.750%, 03/15/2045	$	214	$	207
4.550%, 03/15/2035		2,150		2,063
3.850%, 06/15/2024		1,000		982
3.800%, 03/15/2025		990		963
3.450%, 03/15/2022		470		464
Amgen
5.700%, 02/01/2019		1,000		1,019
5.150%, 11/15/2041		3,020		3,258
4.663%, 06/15/2051		3,164		3,175
4.400%, 05/01/2045		2,440		2,383
3.875%, 11/15/2021		200		204
3.625%, 05/22/2024		220		221
3.200%, 11/02/2027		1,800		1,688
2.125%, 05/01/2020		1,244		1,227
Anthem
4.650%, 01/15/2043		2,250		2,199
4.625%, 05/15/2042		219		213
3.700%, 08/15/2021		290		293
3.350%, 12/01/2024		5,115		4,972
3.300%, 01/15/2023		133		132
3.125%, 05/15/2022		740		731
2.950%, 12/01/2022		2,210		2,151
2.500%, 11/21/2020		3,540		3,488
Baxalta
3.600%, 06/23/2022		2,920		2,905
Becton Dickinson
4.685%, 12/15/2044		1,900		1,851
3.734%, 12/15/2024		430		422
3.700%, 06/06/2027		1,660		1,579
3.363%, 06/06/2024		1,170		1,131
3.250%, 11/12/2020		1,600		1,594
2.894%, 06/06/2022		2,120		2,061
2.675%, 12/15/2019		2,000		1,989
2.404%, 06/05/2020		2,515		2,472
Biogen
3.625%, 09/15/2022		815		818
2.900%, 09/15/2020		2,000		1,993
Boston Scientific
6.000%, 01/15/2020		2,000		2,089
Cardinal Health
3.079%, 06/15/2024		510		484
2.616%, 06/15/2022		390		375
Catholic Health Initiatives
4.350%, 11/01/2042		190		177
Celgene
5.000%, 08/15/2045		3,130		3,136
4.550%, 02/20/2048		905		843
4.350%, 11/15/2047		479		433
3.900%, 02/20/2028		1,700		1,634
3.875%, 08/15/2025		1,030		1,011
3.625%, 05/15/2024		166		163

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.550%, 08/15/2022	$	550	$	548
2.875%, 02/19/2021		725		716
2.750%, 02/15/2023		2,752		2,639
2.250%, 08/15/2021		660		638
Cigna
3.250%, 04/15/2025		1,000		951
3.050%, 10/15/2027		2,510		2,277
CVS Health
5.050%, 03/25/2048		6,356		6,518
4.780%, 03/25/2038		4,258		4,248
4.300%, 03/25/2028		10,335		10,283
4.100%, 03/25/2025		2,394		2,403
3.350%, 03/09/2021		2,051		2,054
Eli Lilly
3.100%, 05/15/2027		440		426
Forest Laboratories
5.000%, 12/15/2021 (C)		923		959
Gilead Sciences
4.750%, 03/01/2046		540		561
4.500%, 02/01/2045		95		96
4.150%, 03/01/2047		2,854		2,742
3.700%, 04/01/2024		1,540		1,552
3.650%, 03/01/2026		890		882
3.250%, 09/01/2022		1,309		1,308
2.550%, 09/01/2020		210		208
1.850%, 09/20/2019		560		554
GlaxoSmithKline Capital
3.875%, 05/15/2028		530		538
3.625%, 05/15/2025		1,518		1,525
3.375%, 05/15/2023		3,795		3,806
2.850%, 05/08/2022		410		405
GlaxoSmithKline Capital PLC
3.125%, 05/14/2021		6,685		6,710
Humana
4.950%, 10/01/2044		200		211
4.800%, 03/15/2047		50		52
3.950%, 03/15/2027		860		851
3.850%, 10/01/2024		2,530		2,535
2.900%, 12/15/2022		3,405		3,327
Johnson & Johnson
4.500%, 12/05/2043		1,500		1,657
3.700%, 03/01/2046		970		958
3.500%, 01/15/2048		850		808
3.400%, 01/15/2038		1,600		1,523
2.625%, 01/15/2025		710		681
Medtronic
4.625%, 03/15/2045		860		929
4.375%, 03/15/2035		176		185
3.625%, 03/15/2024		2,005		2,019
Medtronic Global Holdings SCA
3.350%, 04/01/2027		370		364

164	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Merck
2.750%, 02/10/2025	$	520	$	499
Novartis Securities Investment
5.125%, 02/10/2019		94		96
Pfizer
4.000%, 12/15/2036		2,285		2,323
Stryker
3.650%, 03/07/2028		2,196		2,183
3.375%, 11/01/2025		1,183		1,164
Teva Pharmaceutical Finance
3.650%, 11/10/2021		184		175
Thermo Fisher Scientific
3.200%, 08/15/2027		2,080		1,958
2.950%, 09/19/2026		1,050		978
UnitedHealth Group
6.625%, 11/15/2037		200		265
5.800%, 03/15/2036		560		678
3.875%, 10/15/2020		870		887
3.375%, 11/15/2021		400		405
2.875%, 12/15/2021		2,935		2,913
2.875%, 03/15/2023		150		147
2.700%, 07/15/2020		680		678
1.900%, 07/16/2018		650		650
Wyeth LLC
6.450%, 02/01/2024		365		424
5.950%, 04/01/2037		320		402
Zimmer Biomet Holdings
3.700%, 03/19/2023		2,025		2,018
2.700%, 04/01/2020		70		70
				184,712

Industrials — 2.1%
ABB Finance USA
4.375%, 05/08/2042		180		185
AerCap Ireland Capital
4.500%, 05/15/2021		3,340		3,418
AerCap Ireland Capital DAC
3.500%, 01/15/2025		2,220		2,098
Air 2 US
8.027%, 10/01/2019 (C)		120		121
Air Lease
3.625%, 04/01/2027		1,655		1,551
3.625%, 12/01/2027		1,160		1,078
2.500%, 03/01/2021		3,500		3,426
2.125%, 01/15/2020		850		835
Amcor Finance USA
4.500%, 05/15/2028 (C)		865		875
3.625%, 04/28/2026 (C)		2,000		1,908
American Airlines, Pass-Through Trust, Ser 2011-1, Cl A
5.250%, 01/31/2021		47		49

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Airlines, Pass-Through Trust, Ser 2015-1, Cl A
3.375%, 05/01/2027	$	115	$	110
Aviation Capital Group LLC
6.750%, 04/06/2021 (C)		680		741
BAE Systems
4.750%, 10/11/2021 (C)		3,955		4,107
Boeing
7.250%, 06/15/2025		107		131
4.875%, 02/15/2020		2,440		2,529
3.625%, 03/01/2048		480		456
3.550%, 03/01/2038		600		581
3.250%, 03/01/2028		1,175		1,158
Burlington Northern Santa Fe LLC
7.290%, 06/01/2036		200		277
4.900%, 04/01/2044		115		126
4.550%, 09/01/2044		1,865		1,959
4.100%, 06/01/2021		449		462
4.050%, 06/15/2048		1,160		1,143
3.050%, 09/01/2022		300		298
Canadian Pacific Railway
6.125%, 09/15/2115		34		42
4.000%, 06/01/2028		1,250		1,272
Caterpillar
4.300%, 05/15/2044		50		53
Caterpillar Financial Services MTN
2.750%, 08/20/2021		1,915		1,893
Cintas No. 2
3.700%, 04/01/2027		590		583
2.900%, 04/01/2022		610		600
Continental Airlines, Pass-Through Trust, Ser 1999-1, Cl A
6.545%, 02/02/2019		124		125
Continental Airlines, Pass-Through Trust, Ser 1999-2, Cl A
7.256%, 03/15/2020		327		340
Continental Airlines, Pass-Through Trust, Ser 2000-1, Cl A
8.048%, 11/01/2020		779		824
Continental Airlines, Pass-Through Trust, Ser 2007-1
6.903%, 04/19/2022		39		41
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022		2,051		2,190
Continental Airlines, Pass-Through Trust, Ser 2010-1, Cl A
4.750%, 01/12/2021		92		95
Continental Airlines, Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024		58		58
Delta Air Lines
4.375%, 04/19/2028		1,410		1,384

SEI Institutional Investments Trust / Annual Report / May 31, 2018	165

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.800%, 04/19/2023	$2,200	$2,187
Delta Air Lines, Pass-Through Trust, Ser 2007-1, Cl A
6.821%, 08/10/2022	839	922
Delta Air Lines, Pass-Through Trust, Ser 2010-1, Cl A
6.200%, 07/02/2018	30	30
Delta Air Lines, Pass-Through Trust, Ser 2010-2, Cl A
4.950%, 05/23/2019	42	43
Eaton
7.625%, 04/01/2024	325	382
4.150%, 11/02/2042	530	519
4.000%, 11/02/2032	99	98
2.750%, 11/02/2022	1,575	1,537
FedEx
4.550%, 04/01/2046	1,105	1,093
4.400%, 01/15/2047	408	397
GE Capital International Funding Unlimited
4.418%, 11/15/2035	395	381
GE Capital International Funding Unlimited Co
2.342%, 11/15/2020	1,670	1,635
General Dynamics
3.375%, 05/15/2023	2,125	2,135
3.000%, 05/11/2021	2,525	2,521
2.875%, 05/11/2020	6,325	6,323
General Electric
4.500%, 03/11/2044	2,295	2,228
4.125%, 10/09/2042	91	83
2.100%, 12/11/2019	356	353
General Electric MTN
6.875%, 01/10/2039	1,546	1,971
6.150%, 08/07/2037	537	630
5.875%, 01/14/2038	1,089	1,246
5.550%, 05/04/2020	269	281
5.500%, 01/08/2020	288	300
5.300%, 02/11/2021	230	241
4.650%, 10/17/2021	648	676
4.625%, 01/07/2021	184	191
4.375%, 09/16/2020	60	62
2.823%, VAR ICE LIBOR USD 3 Month+0.480%, 08/15/2036	3,035	2,555
Harris
5.054%, 04/27/2045	480	512
4.854%, 04/27/2035	210	219
IHS Markit
5.000%, 11/01/2022 (C)	2,000	2,038
ILFC E-Capital Trust II
4.890%, VAR ICE LIBOR USD 3 Month+1.800%, 12/21/2065 (C)	1,200	1,144

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ingersoll-Rand Luxembourg Finance
2.625%, 05/01/2020	$133	$132
International Lease Finance
8.625%, 01/15/2022	650	751
7.125%, 09/01/2018 (C)	4,025	4,065
6.250%, 05/15/2019	1,500	1,546
5.875%, 04/01/2019	1,000	1,022
John Deere Capital
1.700%, 01/15/2020	340	333
John Deere Capital MTN
2.800%, 09/08/2027	879	825
2.650%, 06/24/2024	1,760	1,687
2.250%, 04/17/2019	150	150
L3 Technologies
5.200%, 10/15/2019	2,595	2,677
4.950%, 02/15/2021	537	557
4.400%, 06/15/2028	2,800	2,803
Lockheed Martin
3.550%, 01/15/2026	2,350	2,328
3.350%, 09/15/2021	1,885	1,896
3.100%, 01/15/2023	110	109
Mexico City Airport Trust
5.500%, 07/31/2047 (C)	1,280	1,117
Northrop Grumman
4.030%, 10/15/2047	1,890	1,781
3.250%, 08/01/2023	5,305	5,271
3.250%, 01/15/2028	1,742	1,648
3.200%, 02/01/2027	2,560	2,429
2.930%, 01/15/2025	2,020	1,925
2.550%, 10/15/2022	5,962	5,764
2.080%, 10/15/2020	1,770	1,733
Penske Truck Leasing LP
3.950%, 03/10/2025 (C)	1,968	1,960
Raytheon
3.125%, 10/15/2020	720	725
Republic Services
4.750%, 05/15/2023	215	226
3.950%, 05/15/2028	2,380	2,370
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (C)	2,940	2,901
2.200%, 03/16/2020 (C)	3,655	3,614
Union Pacific
3.000%, 04/15/2027	1,625	1,551
United Parcel Service
3.125%, 01/15/2021	90	91
3.050%, 11/15/2027	270	260
2.500%, 04/01/2023	220	213
2.350%, 05/16/2022	235	229
United Technologies
8.875%, 11/15/2019	400	435
5.400%, 05/01/2035	640	704

166	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
US Airways, Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	$35	$37
US Airways, Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	3,765	3,856
Valmont Industries
5.250%, 10/01/2054	925	877
Waste Management
3.900%, 03/01/2035	39	38
3.500%, 05/15/2024	845	843
		137,534

Information Technology — 1.2%
Alibaba Group Holding
4.400%, 12/06/2057	676	639
4.000%, 12/06/2037	424	402
3.400%, 12/06/2027	1,803	1,712
Apple
4.650%, 02/23/2046	2,460	2,689
4.375%, 05/13/2045	2,830	2,961
4.250%, 02/09/2047	1,511	1,559
3.850%, 05/04/2043	2,545	2,471
3.750%, 11/13/2047	1,126	1,079
3.450%, 05/06/2024	350	352
3.450%, 02/09/2045	156	141
3.200%, 05/11/2027	2,130	2,073
2.850%, 05/11/2024	1,413	1,378
2.450%, 08/04/2026	2,560	2,361
2.400%, 05/03/2023	95	92
2.150%, 02/09/2022	90	88
2.000%, 11/13/2020	710	698
Broadcom
3.875%, 01/15/2027	80	76
3.500%, 01/15/2028	1,834	1,692
3.125%, 01/15/2025	600	560
2.375%, 01/15/2020	5,000	4,944
Dell International LLC
8.350%, 07/15/2046 (C)	538	654
6.020%, 06/15/2026 (C)	355	375
4.420%, 06/15/2021 (C)	3,380	3,443
3.480%, 06/01/2019 (C)	5,780	5,803
Hewlett Packard Enterprise
6.350%, 10/15/2045	1,068	1,082
Intel
3.734%, 12/08/2047 (C)	119	114
3.700%, 07/29/2025	875	888
3.300%, 10/01/2021	75	76
3.100%, 07/29/2022	75	75
Lam Research
3.800%, 03/15/2025	150	150
2.750%, 03/15/2020	95	95

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Mastercard
3.375%, 04/01/2024	$720	$724
Microsoft
4.250%, 02/06/2047	756	798
4.100%, 02/06/2037	2,273	2,390
3.950%, 08/08/2056	340	336
3.750%, 02/12/2045	240	236
3.700%, 08/08/2046	620	602
3.500%, 02/12/2035	2,294	2,231
3.450%, 08/08/2036	50	48
3.300%, 02/06/2027	1,870	1,853
2.875%, 02/06/2024	1,470	1,445
2.700%, 02/12/2025	360	346
2.400%, 08/08/2026	2,510	2,330
2.375%, 02/12/2022	50	49
2.375%, 05/01/2023	50	48
2.000%, 08/08/2023	1,920	1,823
Oracle
4.000%, 11/15/2047	777	762
3.900%, 05/15/2035	4,505	4,474
3.800%, 11/15/2037	1,682	1,644
3.250%, 11/15/2027	1,620	1,576
2.950%, 11/15/2024	937	910
2.950%, 05/15/2025	695	670
2.625%, 02/15/2023	1,805	1,764
QUALCOMM
2.250%, 05/20/2020	2,500	2,466
salesforce.com
3.700%, 04/11/2028	2,350	2,337
3.250%, 04/11/2023	740	738
Texas Instruments
4.150%, 05/15/2048	1,250	1,306
Visa
4.300%, 12/14/2045	810	856
3.650%, 09/15/2047	1,580	1,502
3.150%, 12/14/2025	820	802
2.800%, 12/14/2022	270	266
2.200%, 12/14/2020	480	473
		78,527

Materials — 0.9%
Air Liquide Finance
2.250%, 09/27/2023 (C)	1,215	1,144
Anglo American Capital
4.000%, 09/11/2027 (C)	280	263
3.625%, 09/11/2024 (C)	1,810	1,726
Barrick
5.250%, 04/01/2042	740	797
Barrick North America Finance LLC
5.700%, 05/30/2041	1,390	1,563
4.400%, 05/30/2021	169	175

SEI Institutional Investments Trust / Annual Report / May 31, 2018	167

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BHP Billiton Finance USA
6.750%, VAR USD Swap Semi 30/360 5 Year Curr+5.093%, 10/19/2075 (C)	$1,610	$1,752
5.000%, 09/30/2043	40	46
2.875%, 02/24/2022	79	78
CF Industries
4.500%, 12/01/2026 (C)	2,792	2,767
3.400%, 12/01/2021 (C)	2,319	2,284
Dow Chemical
8.550%, 05/15/2019	288	303
4.125%, 11/15/2021	219	224
3.000%, 11/15/2022	5,005	4,926
Eastman Chemical
2.700%, 01/15/2020	670	667
Ecolab
4.350%, 12/08/2021	343	357
Equate Petrochemical MTN
4.250%, 11/03/2026 (C)	1,640	1,576
Fibria Overseas Finance
5.250%, 05/12/2024	240	242
Freeport-McMoRan
6.875%, 02/15/2023	49	53
4.000%, 11/14/2021	1,280	1,267
Georgia-Pacific LLC
2.539%, 11/15/2019 (C)	5,000	4,976
Glencore Funding LLC
4.125%, 05/30/2023 (C)	130	130
4.000%, 03/27/2027 (C)	1,730	1,652
2.875%, 04/16/2020 (C)	220	218
International Paper
5.150%, 05/15/2046	1,765	1,822
Nacional del Cobre de Chile
3.625%, 08/01/2027 (C)	2,770	2,635
Nutrien
4.875%, 03/30/2020	10	10
OCP
4.500%, 10/22/2025 (C)	1,860	1,785
Praxair
4.050%, 03/15/2021	73	75
Rio Tinto Finance USA
7.125%, 07/15/2028	20	25
Sherwin-Williams
4.500%, 06/01/2047	610	600
3.450%, 06/01/2027	710	674
2.750%, 06/01/2022	1,886	1,837
Southern Copper
7.500%, 07/27/2035	275	340
5.875%, 04/23/2045	915	990
5.250%, 11/08/2042	4,600	4,625
Syngenta Finance
5.676%, 04/24/2048 (C)	460	436
5.182%, 04/24/2028 (C)	1,570	1,539

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.933%, 04/23/2021 (C)	$370	$370
Vale Overseas
6.875%, 11/21/2036	3,323	3,728
6.250%, 08/10/2026	3,535	3,831
Vulcan Materials
4.500%, 06/15/2047	775	718
WestRock MWV LLC
7.375%, 09/01/2019	2,500	2,631
WestRock RKT
4.000%, 03/01/2023	330	336
3.500%, 03/01/2020	570	573
		58,766

Real Estate — 1.0%
Alexandria Real Estate Equities
2.750%, 01/15/2020	3,000	2,982
American Campus Communities Operating Partnership
3.750%, 04/15/2023	2,255	2,260
American Tower
3.600%, 01/15/2028	2,247	2,112
3.400%, 02/15/2019	1,000	1,004
3.000%, 06/15/2023	1,700	1,634
2.800%, 06/01/2020	205	203
AvalonBay Communities MTN
3.950%, 01/15/2021	1,500	1,528
Boston Properties
3.800%, 02/01/2024	2,000	1,997
3.200%, 01/15/2025	3,600	3,440
Brandywine Operating Partnership
3.950%, 11/15/2027	1,500	1,444
DDR
4.625%, 07/15/2022	2,120	2,189
4.250%, 02/01/2026	305	300
ERP Operating
4.625%, 12/15/2021	200	208
HCP
3.875%, 08/15/2024	4,926	4,841
3.750%, 02/01/2019	2,000	2,007
2.625%, 02/01/2020	100	99
Healthcare Realty Trust
3.750%, 04/15/2023	2,375	2,345
Healthcare Trust of America Holdings
3.700%, 04/15/2023	2,000	1,978
Life Storage
3.875%, 12/15/2027	1,950	1,862
Mid-America Apartments
4.300%, 10/15/2023	625	641
4.000%, 11/15/2025	960	955
3.750%, 06/15/2024	1,845	1,826
3.600%, 06/01/2027	752	723

168	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Piedmont Operating Partnership
4.450%, 03/15/2024	$125	$126
Public Storage
3.094%, 09/15/2027	1,618	1,532
2.370%, 09/15/2022	2,082	2,003
Realty Income
3.250%, 10/15/2022	150	148
Reckson Operating Partnership
7.750%, 03/15/2020	2,000	2,151
Regency Centers
4.125%, 03/15/2028	870	866
3.600%, 02/01/2027	759	728
SL Green Realty
4.500%, 12/01/2022	500	509
STORE Capital
4.500%, 03/15/2028	2,893	2,840
Tanger Properties
3.875%, 12/01/2023	1,020	1,000
3.750%, 12/01/2024	925	889
UDR
3.700%, 10/01/2020	2,355	2,376
Ventas Realty
4.125%, 01/15/2026	45	45
2.700%, 04/01/2020	2,950	2,922
Washington Prime Group
5.950%, 08/15/2024	665	645
Welltower
4.950%, 01/15/2021	3,340	3,456
4.500%, 01/15/2024	183	187
4.125%, 04/01/2019	2,000	2,015
		63,016

Telecommunication Services — 1.4%
Alibaba Group Holding
4.200%, 12/06/2047	495	470
America Movil
5.000%, 03/30/2020	540	557
AT&T
6.000%, 08/15/2040	2,875	3,101
5.800%, 02/15/2019	675	689
5.250%, 03/01/2037	4,513	4,585
5.150%, 02/15/2050 (C)	699	680
4.900%, 08/15/2037 (C)	437	428
4.800%, 06/15/2044	6,125	5,724
4.750%, 05/15/2046	800	740
4.500%, 03/09/2048	2,158	1,918
4.450%, 05/15/2021	440	454
4.350%, 06/15/2045	2,257	1,970
3.950%, 01/15/2025	140	138
3.875%, 08/15/2021	350	356
3.000%, 02/15/2022	700	689
3.000%, 06/30/2022	150	146

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
AT&T Inc
5.450%, 03/01/2047	$1,535	$1,565
3.400%, 05/15/2025	6,203	5,925
Bharti Airtel
4.375%, 06/10/2025 (C)	810	762
Rogers Communications
4.100%, 10/01/2023	133	136
Sprint Capital
8.750%, 03/15/2032	200	215
Sprint Spectrum LLC
5.152%, 03/20/2028 (C)	3,595	3,582
3.360%, 09/20/2021 (C)	4,533	4,498
Telefonica Emisiones SAU
5.877%, 07/15/2019	180	186
5.462%, 02/16/2021	69	72
5.213%, 03/08/2047	655	658
5.134%, 04/27/2020	1,160	1,204
4.103%, 03/08/2027	1,010	987
Tencent Holdings MTN
3.595%, 01/19/2028 (C)	2,370	2,273
Verizon Communications
5.500%, 03/16/2047	1,690	1,789
5.250%, 03/16/2037	2,410	2,516
5.150%, 09/15/2023	400	430
4.862%, 08/21/2046	750	726
4.600%, 04/01/2021	840	873
4.522%, 09/15/2048	1,650	1,520
4.500%, 08/10/2033	2,735	2,683
4.400%, 11/01/2034	7,615	7,345
4.272%, 01/15/2036	4,535	4,235
4.150%, 03/15/2024	880	898
4.125%, 03/16/2027	1,350	1,354
4.125%, 08/15/2046	3,030	2,628
3.850%, 11/01/2042	1,660	1,422
3.500%, 11/01/2024	750	737
3.376%, 02/15/2025	517	498
2.946%, 03/15/2022	230	226
2.625%, 08/15/2026	940	848
Vodafone Group
5.250%, 05/30/2048	4,490	4,552
5.000%, 05/30/2038	755	754
4.375%, 05/30/2028	7,050	7,034
3.750%, 01/16/2024	3,790	3,770
		91,546

Utilities — 2.3%
Alabama Power
3.700%, 12/01/2047	3,670	3,490
Alabama Power Capital Trust V
5.408%, VAR ICE LIBOR USD 3 Month+3.100%, 10/01/2042	100	98

SEI Institutional Investments Trust / Annual Report / May 31, 2018	169

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Transmission Systems
5.000%, 09/01/2044 (C)	$420	$464
Appalachian Power
4.450%, 06/01/2045	1,600	1,658
3.300%, 06/01/2027	1,155	1,114
Baltimore Gas & Electric
3.750%, 08/15/2047	518	497
Berkshire Hathaway Energy
3.750%, 11/15/2023	488	495
Boston Gas
4.487%, 02/15/2042 (C)	140	147
Brooklyn Union Gas
4.273%, 03/15/2048 (C)	749	761
CenterPoint Energy Resources
4.500%, 01/15/2021	246	253
Comision Federal de Electricidad
4.875%, 01/15/2024 (C)	300	301
4.750%, 02/23/2027 (C)	1,410	1,368
Commonwealth Edison
4.000%, 03/01/2048	904	904
3.750%, 08/15/2047	456	435
3.400%, 09/01/2021	140	141
Connecticut Light & Power
3.200%, 03/15/2027	75	73
Consolidated Edison of New York
6.650%, 04/01/2019	650	670
4.450%, 03/15/2044	3,815	3,984
Dominion Energy
2.850%, VAR ICE LIBOR USD 3 Month+0.550%, 06/01/2019 (C)	2,000	2,006
2.500%, 12/01/2019	1,985	1,970
2.000%, 08/15/2021	1,060	1,012
1.600%, 08/15/2019	1,360	1,338
DTE Energy
1.500%, 10/01/2019	1,805	1,770
Duke Energy
3.550%, 09/15/2021	722	727
3.150%, 08/15/2027	2,720	2,539
2.400%, 08/15/2022	1,380	1,331
2.100%, 06/15/2018	425	425
1.800%, 09/01/2021	1,620	1,547
Duke Energy Carolinas LLC
4.250%, 12/15/2041	1,000	1,040
4.000%, 09/30/2042	1,512	1,511
Duke Energy Florida LLC
3.850%, 11/15/2042	1,360	1,329
3.200%, 01/15/2027	1,600	1,551
Duke Energy Progress LLC
3.250%, 08/15/2025	2,000	1,963
2.800%, 05/15/2022	215	213
Duquesne Light Holdings
6.400%, 09/15/2020 (C)	3,525	3,748

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.616%, 08/01/2027 (C)	$2,065	$1,972
Electricite de France
6.000%, 01/22/2114 (C)	1,350	1,402
Entergy Louisiana LLC
6.500%, 09/01/2018	500	505
Entergy Texas
3.450%, 12/01/2027	3,625	3,545
Eversource Energy
2.900%, 10/01/2024	3,730	3,549
Exelon
5.625%, 06/15/2035	1,720	2,006
3.950%, 06/15/2025	2,840	2,833
FirstEnergy
4.250%, 03/15/2023	2,040	2,081
3.900%, 07/15/2027	1,310	1,286
FirstEnergy, Ser C
7.375%, 11/15/2031	4,905	6,466
Florida Power & Light
3.250%, 06/01/2024	455	454
Georgia Power
4.300%, 03/15/2042	360	367
Indiana Michigan Power
7.000%, 03/15/2019	1,750	1,804
4.550%, 03/15/2046	710	753
3.200%, 03/15/2023	1,330	1,312
IPALCO Enterprises
3.700%, 09/01/2024	1,811	1,757
ITC Holdings
5.500%, 01/15/2020 (C)	2,090	2,160
4.050%, 07/01/2023	2,075	2,110
3.350%, 11/15/2027 (C)	317	299
Jersey Central Power & Light
7.350%, 02/01/2019	100	103
Kansas City Power & Light
5.300%, 10/01/2041	250	281
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,894	3,322
KeySpan Gas East
2.742%, 08/15/2026 (C)	1,175	1,096
Metropolitan Edison
4.000%, 04/15/2025 (C)	1,000	1,003
3.500%, 03/15/2023 (C)	5,050	5,051
MidAmerican Energy
4.800%, 09/15/2043	1,500	1,696
3.500%, 10/15/2024	100	101
2.400%, 03/15/2019	115	115
Mid-Atlantic Interstate Transmission LLC
4.100%, 05/15/2028 (C)	1,513	1,528
NextEra Energy Capital Holdings
2.843%, VAR ICE LIBOR USD 3 Month+0.480%, 05/04/2021	7,300	7,296

170	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NiSource Finance
6.800%, 01/15/2019	$544	$558
5.800%, 02/01/2042	471	546
Northern States Power
3.600%, 09/15/2047	917	869
Oncor Electric Delivery LLC
7.000%, 09/01/2022	150	171
6.800%, 09/01/2018	4,135	4,178
Pacific Gas & Electric
6.050%, 03/01/2034	710	822
5.800%, 03/01/2037	560	635
5.400%, 01/15/2040	156	170
4.450%, 04/15/2042	660	644
3.950%, 12/01/2047 (C)	267	238
3.300%, 12/01/2027 (C)	3,033	2,807
3.250%, 09/15/2021	35	35
PacifiCorp
5.650%, 07/15/2018	500	502
PECO Energy
4.150%, 10/01/2044	1,985	2,044
3.150%, 10/15/2025	811	793
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (C)	2,090	2,171
5.450%, 05/21/2028 (C)	1,030	1,060
4.125%, 05/15/2027 (C)	1,990	1,867
Progress Energy
6.000%, 12/01/2039	200	242
Public Service Electric & Gas MTN
3.700%, 05/01/2028	4,085	4,130
Public Service of New Hampshire
3.500%, 11/01/2023	960	967
Sempra Energy
4.000%, 02/01/2048	2,803	2,594
2.900%, 02/01/2023	1,992	1,947
South Carolina Electric & Gas
5.100%, 06/01/2065	247	251
Southern
3.250%, 07/01/2026	492	465
2.150%, 09/01/2019	1,920	1,905
1.550%, 07/01/2018	2,000	1,999
Southern California Edison
4.125%, 03/01/2048	550	540
3.500%, 10/01/2023	1,015	1,020
Southern Gas Capital
3.250%, 06/15/2026	1,550	1,471
2.450%, 10/01/2023	1,080	1,018
Southwestern Electric Power
6.450%, 01/15/2019	672	687
3.900%, 04/01/2045	465	440
3.850%, 02/01/2048	910	857
2.750%, 10/01/2026	1,351	1,255

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southwestern Public Service
3.700%, 08/15/2047	$365	$346
State Grid Overseas Investment 2016 MTN
4.250%, 05/02/2028 (C)	2,310	2,338
3.750%, 05/02/2023 (C)	2,645	2,662
Union Electric
4.000%, 04/01/2048	748	741
Virginia Electric & Power
4.650%, 08/15/2043	1,475	1,584
3.450%, 02/15/2024	150	150
2.950%, 01/15/2022	1,720	1,699
2.750%, 03/15/2023	1,200	1,164
WEC Energy Group
1.650%, 06/15/2018	500	500
		154,208

Total Corporate Obligations (Cost $1,937,374) ($ Thousands)		1,923,155

ASSET-BACKED SECURITIES — 9.0%

Automotive — 1.3%

Ally Auto Receivables Trust, Ser 2015-1, Cl A3
1.390%, 09/16/2019	160	160
Ally Auto Receivables Trust, Ser 2015-1, Cl A4
1.750%, 05/15/2020	962	959
Ally Auto Receivables Trust, Ser 2015-2, Cl A4
1.840%, 06/15/2020	787	784
Ally Auto Receivables Trust, Ser 2018-1, Cl A4
2.530%, 02/15/2023	886	878
Ally Auto Receivables Trust, Ser 2018-2, Cl A3
2.920%, 11/15/2022	3,318	3,324
Ally Auto Receivables Trust, Ser 2018-2, Cl A4
3.090%, 06/15/2023	2,133	2,140
Americredit Automobile Receivables Trust, Ser 2018-1, Cl A3
3.070%, 12/19/2022	937	939
Avis Budget Rental Car Funding AESOP LLC, Ser 2014-2A, Cl A
2.500%, 02/20/2021 (C)	2,300	2,282
Avis Budget Rental Car Funding AESOP LLC, Ser 2016-2A, Cl A
2.720%, 11/20/2022 (C)	1,104	1,081
Capital Auto Receivables Asset Trust, Ser 2015-3, Cl A4
2.130%, 05/20/2020	533	532
Capital Auto Receivables Asset Trust, Ser 2015-4, Cl A4
2.010%, 07/20/2020	1,485	1,480
Capital Auto Receivables Asset Trust, Ser 2016-1, Cl A4
1.980%, 10/20/2020	955	950

SEI Institutional Investments Trust / Annual Report / May 31, 2018	171

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Capital Auto Receivables Asset Trust, Ser 2016-2, Cl A4
1.630%, 01/20/2021	$629	$623
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A4
1.690%, 03/20/2021	866	856
Capital Auto Receivables Asset Trust, Ser 2018-1, Cl A4
2.930%, 06/20/2022 (C)	2,473	2,469
Ford Credit Auto Owner Trust, Ser 2014-1, Cl A
2.260%, 11/15/2025 (C)	3,210	3,198
Ford Credit Auto Owner Trust, Ser 2014-C, Cl A4
1.560%, 02/15/2020	2,390	2,387
Ford Credit Auto Owner Trust, Ser 2015-1, Cl A
2.120%, 07/15/2026 (C)	3,465	3,421
Ford Credit Auto Owner Trust, Ser 2015-A, Cl A4
1.640%, 06/15/2020	1,026	1,022
Ford Credit Auto Owner Trust, Ser 2017-A, Cl A4
1.920%, 04/15/2022	2,938	2,880
Ford Credit Auto Owner Trust, Ser 2018-1, Cl A
3.190%, 07/15/2031 (C)	3,047	3,016
Ford Credit Auto Owner Trust, Ser 2018-A, Cl A3
3.030%, 11/15/2022	3,965	3,964
Ford Credit Floorplan Master Owner Trust, Ser 2014-2, Cl A
2.419%, VAR LIBOR USD 1 Month+0.500%, 02/15/2021	180	180
Hertz Vehicle Financing II L.P., Ser 2016-2A, Cl A
2.950%, 03/25/2022 (C)	1,379	1,362
Hertz Vehicle Financing II L.P., Ser 2016-3A, Cl A
2.270%, 07/25/2020 (C)	2,072	2,054
Hertz Vehicle Financing II L.P., Ser 2016-3A, Cl B
3.110%, 07/25/2020 (C)	719	717
Hertz Vehicle Financing II L.P., Ser 2016-4A, Cl A
2.650%, 07/25/2022 (C)	4,107	4,006
Hertz Vehicle Financing II L.P., Ser 2017-2A, Cl A
3.290%, 10/25/2023 (C)	2,918	2,877
Hertz Vehicle Financing II L.P., Ser 2018-1A, Cl B
3.600%, 02/25/2024 (C)	1,780	1,752

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Hertz Vehicle Financing II, Ser 2015-1A, Cl A
2.730%, 03/25/2021 (C)	$5,679	$5,631
Hertz Vehicle Financing II, Ser 2015-3A, Cl A
2.670%, 09/25/2021 (C)	3,344	3,298
Hertz Vehicle Financing II, Ser 2017-1A, Cl A
2.960%, 10/25/2021 (C)	6,043	5,989
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (C)	5,210	5,121
Honda Auto Receivables Owner Trust, Ser 2018-2, Cl A4
3.160%, 08/19/2024	3,992	3,992
Hyundai Auto Receivables Trust, Ser 2017-A, Cl A2A
1.480%, 02/18/2020	2,564	2,558
Mercedes-Benz Auto Lease Trust, Ser 2017-A, Cl A3
1.790%, 04/15/2020	6,225	6,185
Nissan Auto Receivables Owner Trust, Ser 2016-C, Cl A2A
1.070%, 05/15/2019	9	9
Toyota Auto Receivables Owner Trust, Ser 2018-B, Cl A4
3.110%, 11/15/2023	2,119	2,133
World Omni Auto Receivables Trust, Ser 2014-B, Cl A4
1.680%, 12/15/2020	737	734
World Omni Auto Receivables Trust, Ser 2018-B, Cl A3
2.870%, 07/17/2023	847	846
		88,789

Credit Cards — 0.6%

American Express Credit Account Master Trust, Ser 2017-4, Cl A
1.640%, 12/15/2021	2,515	2,495
Capital One Multi-Asset Execution Trust, Ser 2015-A5, Cl A5
1.600%, 05/17/2021	4,245	4,241
Citibank Credit Card Issuance Trust, Ser 2017-A2, Cl A2
1.740%, 01/19/2021	1,749	1,741
Citibank Credit Card Issuance Trust, Ser 2018-A2, Cl A2
2.278%, VAR LIBOR USD 1 Month+0.330%, 01/21/2025	3,993	4,000
Discover Card Execution Note Trust, Ser 2017-A2, Cl A2
2.390%, 07/15/2024	2,269	2,221
Synchrony Credit Card Master Note Trust, Ser 2015-1, Cl A
2.370%, 03/15/2023	1,010	1,001

172	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Synchrony Credit Card Master Note Trust, Ser 2016-3, Cl A
1.580%, 09/15/2022	$3,893	$3,835
Synchrony Credit Card Master Note Trust, Ser 2018-2, Cl A
3.470%, 05/15/2026	4,587	4,586
World Financial Network Credit Card Master Trust, Ser 2015-B, Cl A
2.550%, 06/17/2024	155	153
World Financial Network Credit Card Master Trust, Ser 2016-A, Cl A
2.030%, 04/15/2025	4,472	4,423
World Financial Network Credit Card Master Trust, Ser 2016-C, Cl A
1.720%, 08/15/2023	1,587	1,564
World Financial Network Credit Card Master Trust, Ser 2017-A, Cl A
2.120%, 03/15/2024	2,433	2,394
World Financial Network Credit Card Master Trust, Ser 2017-C, Cl A
2.310%, 08/15/2024	4,868	4,789
		37,443

Mortgage Related Securities — 0.5%

Aames Mortgage Trust, Ser 2002-1, Cl A3
7.396%, 06/25/2032 (D)	34	34
Argent Securities Asset-Backed Pass-Through Certificates, Ser 2004-W5, Cl AV2
3.000%, VAR ICE LIBOR USD 1 Month+1.040%, 04/25/2034	1,148	1,144
Argent Securities Asset-Backed Pass-Through Certificates, Ser 2005-W2, Cl A1
2.220%, VAR ICE LIBOR USD 1 Month+0.260%, 10/25/2035	2,343	2,345
Asset-Backed Funding Certificates, Ser 2005-AQ1, Cl A4
4.805%, 01/25/2034 (D)	200	205
BENCHMARK Mortgage Trust, Ser 2018-B1, Cl ASB
3.602%, 01/15/2051 (B)	582	585
Centex Home Equity, Ser 2005-A, Cl M1
2.680%, VAR ICE LIBOR USD 1 Month+0.720%, 01/25/2035	3,832	3,834
Centex Home Equity, Ser 2006-A, Cl AV4
2.210%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2036	39	39
Citigroup Global Markets Mortgage Securities VII, Ser 2003-UP1, Cl A
3.950%, 04/25/2032 (C) (D)	27	27
Delta Funding Home Equity Loan Trust, Ser 1999-3, Cl A1A
2.739%, VAR ICE LIBOR USD 1 Month+0.820%, 09/15/2029	234	229

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
GSAA Trust, Ser 2005-6, Cl A3
2.330%, VAR ICE LIBOR USD 1 Month+0.370%, 06/25/2035	$714	$719
GSAMP Trust, Ser 2006-HE2, Cl A3
2.220%, VAR ICE LIBOR USD 1 Month+0.260%, 03/25/2046	6,612	6,600
Master Asset-Backed Securities Trust, Ser 2006-WMC3, Cl A4
2.120%, VAR ICE LIBOR USD 1 Month+0.160%, 08/25/2036	877	465
Morgan Stanley Asset-Backed Securities Capital I Trust, Ser 2005-WMC3, Cl M4
2.890%, VAR ICE LIBOR USD 1 Month+0.930%, 03/25/2035	4,566	4,607
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1A
4.000%, 12/25/2057 (B)(C)	3,377	3,412
Saxon Asset Securities Trust, Ser 2003-1, Cl AF6
4.742%, 06/25/2033 (D)	29	29
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	112	111
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2004-2, Cl A33
2.960%, VAR ICE LIBOR USD 1 Month+1.000%, 10/25/2034	5,872	5,895
		30,280

Other Asset-Backed Securities — 6.6%
ACIS CLO, Ser 2015-6A, Cl A1
3.948%, VAR ICE LIBOR USD 3 Month+1.590%, 05/01/2027 (C)	1,150	1,151
Allegro CLO V, Ser 2017-1A, Cl A
3.588%, VAR ICE LIBOR USD 3 Month+1.240%, 10/16/2030 (C)	3,100	3,135
Ally Master Owner Trust, Ser 2017-1, Cl A
2.319%, VAR LIBOR USD 1 Month+0.400%, 02/15/2021	1,084	1,085
Ally Master Owner Trust, Ser 2018-2, Cl A
3.290%, 05/15/2023	1,220	1,225
Ameriquest Mortgage Securities Asset Backed Pass-Through Certificates, Ser 2005-R11, Cl A1
2.190%, VAR ICE LIBOR USD 1 Month+0.230%, 01/25/2036	1,817	1,817
AMMC CLO XI, Ser 2018-11A, Cl A1R2
3.369%, VAR ICE LIBOR USD 3 Month+1.010%, 04/30/2031 (C)	3,060	3,060
AMMC CLO XII, Ser 2017-12A, Cl AR
3.553%, VAR ICE LIBOR USD 3 Month+1.200%, 11/10/2030 (C)	750	755

SEI Institutional Investments Trust / Annual Report / May 31, 2018	173

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Apex Credit CLO LLC, Ser 2016-1A, Cl A2A
3.116%, VAR ICE LIBOR USD 3 Month+0.750%, 07/27/2028 (C)	$1,500	$1,500
Apidos CLO XXII, Ser 2015-22A, Cl A1
3.859%, VAR ICE LIBOR USD 3 Month+1.500%, 10/20/2027 (C)	2,750	2,757
Apidos CLO, Ser 2017-18A, Cl A1R
3.482%, VAR ICE LIBOR USD 3 Month+1.120%, 07/22/2026 (C)	1,500	1,500
AstraZeneca, Ser 2017-1, Cl A2
3.125%, 06/12/2027	875	832
Babson CLO, Ser 2017-IA, Cl AR
3.159%, VAR ICE LIBOR USD 3 Month+0.800%, 01/20/2028 (C)	5,660	5,650
Babson CLO, Ser 2017-IIA, Cl AR
3.503%, VAR ICE LIBOR USD 3 Month+1.150%, 10/17/2026 (C)	1,080	1,080
Ballyrock CLO, Ser 2018-1A, Cl A1
3.357%, VAR ICE LIBOR USD 3 Month+1.000%, 04/20/2031 (C)	1,820	1,819
BlueMountain CLO, Ser 2017-3A, Cl A1R
3.488%, VAR ICE LIBOR USD 3 Month+1.140%, 10/15/2026 (C)	1,000	1,001
BlueMountain CLO, Ser 2018-3A, Cl A1R
3.339%, VAR ICE LIBOR USD 3 Month+1.000%, 04/20/2031 (C)	3,500	3,498
Brazos Education Loan Authority, Ser 2012-1, Cl A1
2.660%, VAR ICE LIBOR USD 1 Month+0.700%, 12/26/2035	2,268	2,268
Brazos Higher Education Authority, Ser 2010- 1, Cl A2
3.530%, VAR ICE LIBOR USD 3 Month+1.200%, 02/25/2035	4,835	4,968
Brazos Higher Education Authority, Ser 2011-1, Cl A2
3.130%, VAR ICE LIBOR USD 3 Month+0.800%, 02/25/2030	1,032	1,041
Brazos Higher Education Authority, Ser 2011-2, Cl A3
3.360%, VAR ICE LIBOR USD 3 Month+1.000%, 10/27/2036	3,520	3,580
Business Loan Express Business Loan Trust, Ser 2004-A, Cl A
2.390%, VAR ICE LIBOR USD 1 Month+0.430%, 02/25/2031 (C)	495	480
Carlyle Global Market Strategies CLO, Ser 2018-4A, Cl CRR
3.472%, VAR ICE LIBOR USD 3 Month+1.750%, 01/15/2031 (C)	500	495

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Carlyle Global Market Strategies, Ser 2017- 2A, Cl A1B
3.579%, VAR ICE LIBOR USD 3 Month+1.220%, 07/20/2031 (C)	$1,750	$1,756
Catskill Park CLO, Ser 2017-1A, Cl A2
4.059%, VAR ICE LIBOR USD 3 Month+1.700%, 04/20/2029 (C)	1,500	1,508
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
5.076%, 11/25/2034 (D)	267	276
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A7
5.076%, 11/25/2034 (D)	264	271
CIT Education Loan Trust, Ser 2007-1, Cl A
2.376%, VAR ICE LIBOR USD 3 Month+0.090%, 03/25/2042 (C)	2,143	2,077
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A4
5.497%, 09/25/2036 (D)	155	155
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A5
5.497%, 09/25/2036 (D)	6,465	6,659
Citicorp Residential Mortgage Securities, Ser 2007-1, Cl A5
5.458%, 03/25/2037 (D)	990	1,032
College Ave Student Loans LLC, Ser 2017-A, Cl A1
3.610%, VAR ICE LIBOR USD 1 Month+1.650%, 11/26/2046 (C)	1,679	1,715
Community Funding CLO, Ser 2015-1A, Cl A
5.750%, 11/01/2027 (C) (D)	2,990	2,987
Conseco Finance, Ser 1998-2, Cl A5
6.240%, 12/01/2028	24	24
COOF Securitization Trust, Ser 2014-1, Cl A, IO
3.289%, 06/25/2040 (B)(C)	529	47
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
2.500%, VAR ICE LIBOR USD 1 Month+0.540%, 12/25/2034	3,766	3,732
Countrywide Asset-Backed Certificates, Ser 2006-15, Cl A3
4.756%, 10/25/2046 (B)	82	80
Countrywide Asset-Backed Certificates, Ser 2006-SD3, Cl A1
2.290%, VAR ICE LIBOR USD 1 Month+0.330%, 07/25/2036 (C)	110	102
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A1
2.860%, VAR ICE LIBOR USD 1 Month+0.900%, 10/25/2047	399	397
Countrywide Asset-Backed Certificates, Ser 2007-4, Cl A4W
4.736%, 04/25/2047	2,748	2,654

174	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Countrywide Home Equity Loan Trust, Ser 2004-K, Cl 2A
2.219%, VAR ICE LIBOR USD 1 Month+0.300%, 02/15/2034	$121	$121
Credit-Based Asset Servicing & Securitization LLC, Ser 2003-CB3, Cl AF1
3.379%, 12/25/2032 (D)	43	42
Credit-Based Asset Servicing & Securitization LLC, Ser 2006-CB2, Cl AF2
3.465%, 12/25/2036 (D)	480	411
CSMC Trust, Ser 2017-RPL1, Cl A1
2.750%, 07/25/2057 (B)(C)	9,303	9,032
CVP CLO, Ser 2018-2A, Cl A
3.116%, VAR ICE LIBOR USD 3 Month+1.190%, 01/20/2031 (C)	1,500	1,500
CWHEQ Revolving Home Equity Loan Trust, Ser 2007-A, Cl A
2.039%, VAR ICE LIBOR USD 1 Month+0.120%, 04/15/2037	3,988	3,810
Denali Capital CLO X LLC, Ser 2017-1A, Cl A1LR
3.412%, VAR ICE LIBOR USD 3 Month+1.050%, 10/26/2027 (C)	1,500	1,500
Dorchester Park CLO, Ser 2015-1A, Cl A
3.759%, VAR ICE LIBOR USD 3 Month+1.400%, 01/20/2027 (C)	1,000	1,000
Dryden XXVI Senior Loan Fund, Ser 2018- 26A, Cl AR
3.248%, VAR ICE LIBOR USD 3 Month+0.900%, 04/15/2029 (C)	1,620	1,620
Eaton Vance CLO, Ser 2017-1A, Cl AR
3.548%, VAR ICE LIBOR USD 3 Month+1.200%, 07/15/2026 (C)	1,700	1,700
Educational Funding of the South, Ser 2011-1, Cl A2
3.010%, VAR ICE LIBOR USD 3 Month+0.650%, 04/25/2035	1,677	1,679
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
2.960%, VAR ICE LIBOR USD 1 Month+1.000%, 04/25/2033 (C)	4,600	4,630
Equity One Mortgage Pass-Through Trust, Ser 2003-2, Cl M1
5.050%, 09/25/2033 (B)	62	62
First Franklin Mortgage Loan Trust, Ser 2002-FF3, Cl A1
2.820%, VAR ICE LIBOR USD 1 Month+0.860%, 08/25/2032	2,915	2,865
Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (C)	1,699	1,665
GT Loan Financing I, Ser 2013-1A, Cl A
3.629%, VAR ICE LIBOR USD 3 Month+1.270%, 10/28/2024 (C)	137	137

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Higher Education Funding I, Ser 2014-1, Cl A
3.380%, VAR ICE LIBOR USD 3 Month+1.050%, 05/25/2034 (C)	$3,405	$3,437
HSI Asset Securitization Trust, Ser 2006-OPT3, Cl 3A3
2.140%, VAR ICE LIBOR USD 1 Month+0.180%, 02/25/2036	580	577
Jamestown CLO IV, Ser 2017-4A, Cl A2R
3.698%, VAR ICE LIBOR USD 3 Month+1.350%, 07/15/2026 (C)	2,000	1,999
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (C)	1,754	1,786
JGWPT XXXII LLC, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (C)	2,307	2,265
KGS-Alpha SBA COOF Trust, Ser 2012-A, Cl A, IO
0.993%, 08/25/2038 (B)(C)	2,510	59
KGS-Alpha SBA COOF Trust, Ser 2014-2, Cl A, IO
3.119%, 04/25/2040 (B)(C)	435	35
KKR CLO 20, Ser 2017-20, Cl A
2.846%, VAR ICE LIBOR USD 3 Month+1.130%, 10/16/2030 (C)	1,250	1,255
Kubota Credit Owner Trust, Ser 2018-1A, Cl A3
3.100%, 08/15/2022 (C)	2,547	2,554
Kubota Credit Owner Trust, Ser 2018-1A, Cl A4
3.210%, 01/15/2025 (C)	1,221	1,226
LCM XXI, Ser 2018-21A, Cl AR
3.239%, VAR ICE LIBOR USD 3 Month+0.880%, 04/20/2028 (C)	1,950	1,949
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 04/15/2040	34	34
Magnetite IX, Ser 2017-9A, Cl A1R
3.360%, VAR ICE LIBOR USD 3 Month+1.000%, 07/25/2026 (C)	1,000	1,000
Magnetite XVIII, Ser 2016-18A, Cl A
3.743%, VAR ICE LIBOR USD 3 Month+1.400%, 11/15/2028 (C)	1,750	1,755
Magnetite XVIII, Ser 2016-18A, Cl C
4.693%, VAR ICE LIBOR USD 3 Month+2.350%, 11/15/2028 (C)	1,750	1,755
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	2,074	2,146
Mid-State Trust, Ser 2004-1, Cl A
6.005%, 08/15/2037	292	315
Mid-State Trust, Ser 2006-1, Cl A
5.787%, 10/15/2040 (C)	3,729	4,079

SEI Institutional Investments Trust / Annual Report / May 31, 2018	175

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3
3.519%, VAR ICE LIBOR USD 1 Month+1.600%, 10/15/2031 (C)	$2,135	$2,207
Navient Private Education Loan Trust, Ser 2014-CTA, Cl A
2.619%, VAR ICE LIBOR USD 1 Month+0.700%, 09/16/2024 (C)	766	767
Navient Private Education Loan Trust, Ser 2015-CA, Cl B
3.250%, 05/15/2040 (C)	1,035	1,036
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2A
3.910%, 12/15/2045 (C)	3,594	3,667
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
4.069%, VAR ICE LIBOR USD 1 Month+2.150%, 12/15/2045 (C)	1,177	1,237
Navient Private Education Loan Trust, Ser 2017-A, Cl A1
2.319%, VAR ICE LIBOR USD 1 Month+0.400%, 12/16/2058 (C)	1,545	1,547
Navient Private Education Loan Trust, Ser 2017-A, Cl A2B
2.819%, VAR ICE LIBOR USD 1 Month+0.900%, 12/16/2058 (C)	2,143	2,165
Navient Private Education Loan Trust, Ser 2018-BA, Cl A2A
3.610%, 12/15/2059 (C)	1,622	1,622
Navient Private Education Loan Trust, Ser 2018-BA, Cl A2B
2.788%, VAR ICE LIBOR USD 1 Month+0.720%, 12/15/2059 (C)	1,414	1,414
Navient Private Education Refi Loan Trust, Ser 2018-A, Cl A2
3.190%, 02/18/2042 (C)	793	788
Navient Student Loan Trust, Ser 2014-1, Cl A3
2.470%, VAR ICE LIBOR USD 1 Month+0.510%, 06/25/2031	6,953	6,933
Navient Student Loan Trust, Ser 2014-2, Cl A
2.600%, VAR ICE LIBOR USD 1 Month+0.640%, 03/25/2083	5,097	5,071
Navient Student Loan Trust, Ser 2014-3, Cl A
2.580%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	5,126	5,102
Navient Student Loan Trust, Ser 2014-4, Cl A
2.580%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	3,570	3,554
Navient Student Loan Trust, Ser 2014-8, Cl A3
2.560%, VAR ICE LIBOR USD 1 Month+0.600%, 05/27/2049	300	301

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2015-1, Cl A2
2.560%, VAR ICE LIBOR USD 1 Month+0.600%, 04/25/2040	$488	$489
Navient Student Loan Trust, Ser 2016-1A, Cl A
2.660%, VAR ICE LIBOR USD 1 Month+0.700%, 02/25/2070 (C)	7,506	7,534
Navient Student Loan Trust, Ser 2016-3A, Cl A2
2.810%, VAR ICE LIBOR USD 1 Month+0.850%, 06/25/2065 (C)	1,136	1,146
Navient Student Loan Trust, Ser 2017-3A, Cl A3
3.010%, VAR ICE LIBOR USD 1 Month+1.050%, 07/26/2066 (C)	5,480	5,615
Navient Student Loan Trust, Ser 2017-5A, Cl A
2.760%, VAR ICE LIBOR USD 1 Month+0.800%, 07/26/2066 (C)	2,611	2,637
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
2.540%, VAR ICE LIBOR USD 3 Month+0.180%, 10/27/2036	1,503	1,486
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
2.520%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2037	1,290	1,278
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
2.470%, VAR ICE LIBOR USD 3 Month+0.110%, 10/25/2033	6,661	6,621
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
2.348%, VAR ICE LIBOR USD 3 Month+0.100%, 03/23/2037	6,058	5,980
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
2.368%, VAR ICE LIBOR USD 3 Month+0.120%, 12/24/2035	7,642	7,576
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
2.428%, VAR ICE LIBOR USD 3 Month+0.180%, 03/22/2032	1,078	1,063
Nelnet Student Loan Trust, Ser 2010-2A, Cl A
3.136%, VAR ICE LIBOR USD 3 Month+0.850%, 09/25/2048 (C)	4,157	4,188
Nelnet Student Loan Trust, Ser 2010-4A, Cl A
2.697%, VAR ICE LIBOR USD 1 Month+0.800%, 04/25/2046 (C)	625	631
Nelnet Student Loan Trust, Ser 2012-4A, Cl A
2.597%, VAR ICE LIBOR USD 1 Month+0.700%, 09/27/2038 (C)	6,346	6,390
Nelnet Student Loan Trust, Ser 2014-1A, Cl A
2.530%, VAR ICE LIBOR USD 1 Month+0.570%, 09/25/2041 (C)	996	997
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
2.910%, VAR ICE LIBOR USD 1 Month+0.950%, 11/25/2048 (C)	3,735	3,776

176	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Ser 2015-2A, Cl A2
2.560%, VAR ICE LIBOR USD 1 Month+0.600%, 09/25/2047 (C)	$4,410	$4,404
Nelnet Student Loan Trust, Ser 2016-1A, Cl A
2.760%, VAR ICE LIBOR USD 1 Month+0.800%, 09/25/2065 (C)	3,459	3,499
Nelnet Student Loan Trust, Ser 2017-2A, Cl A
2.730%, VAR ICE LIBOR USD 1 Month+0.770%, 09/25/2065 (C)	3,393	3,410
Nelnet Student Loan Trust, Ser 2017-3A, Cl A
2.810%, VAR ICE LIBOR USD 1 Month+0.850%, 02/25/2066 (C)	3,335	3,355
Nelnet Student Loan Trust, Ser 2018-2, Cl A6
2.742%, VAR ICE LIBOR USD 3 Month+0.380%, 04/25/2031 (C)	4,475	4,475
Northstars Education Finance Authority, Ser 2007-1, Cl A2
3.109%, VAR ICE LIBOR USD 3 Month+0.750%, 01/29/2046	50	49
Octagon Investment Partners 25, Ser 2018-1A, Cl AR
3.159%, VAR ICE LIBOR USD 3 Month+0.800%, 10/20/2026 (C)	1,415	1,414
Park Place Securities Pass-Through Certificates, Ser 2005-WCW2, CI M1
2.710%, VAR ICE LIBOR USD 1 Month+0.750%, 07/25/2035	2,805	2,812
Prosper Marketplace Issuance Trust, Ser 2017-2A, Cl A
2.410%, 09/15/2023 (C)	1,448	1,445
Regatta VII Funding, Ser 2016-1A, Cl B2
4.002%, VAR ICE LIBOR USD 3 Month+1.800%, 12/20/2028 (C)	2,000	2,008
RR 3, Ser 2018-3A, Cl A1R2
3.438%, VAR ICE LIBOR USD 3 Month+1.090%, 01/15/2030 (C)	1,600	1,604
SBA Small Business Investment, Ser 2015-10A, Cl 1
2.517%, 03/10/2025	571	559
SBA Small Business Investment, Ser 2017-10B, Cl 1
2.518%, 09/10/2027	366	356
SBA Small Business Investment, Ser 2018-10A, Cl 1
3.187%, 03/10/2028	1,020	1,024
SLM Private Credit Student Loan Trust, Ser 2005-B, Cl A4
2.455%, VAR ICE LIBOR USD 3 Month+0.330%, 06/15/2039	3,490	3,416

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Private Credit Student Loan Trust, Ser 2006-A, Cl A5
2.415%, VAR ICE LIBOR USD 3 Month+0.290%, 06/15/2039	$132	$129
SLM Private Education Loan Trust, Ser 2013- B, Cl A2B
3.019%, VAR ICE LIBOR USD 1 Month+1.100%, 06/17/2030 (C)	241	242
SLM Student Loan EDC Repackaging Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (C)	1,219	1,196
SLM Student Loan Trust, Ser 2003-1, Cl A5C
2.875%, VAR ICE LIBOR USD 3 Month+0.750%, 12/15/2032 (C)	1,398	1,392
SLM Student Loan Trust, Ser 2003-4, Cl A5D
2.875%, VAR ICE LIBOR USD 3 Month+0.750%, 03/15/2033 (C)	1,316	1,316
SLM Student Loan Trust, Ser 2005-10, Cl A5
2.490%, VAR ICE LIBOR USD 3 Month+0.130%, 07/26/2021	1,199	1,188
SLM Student Loan Trust, Ser 2005-6, Cl A5B
3.560%, VAR ICE LIBOR USD 3 Month+1.200%, 07/27/2026	20	20
SLM Student Loan Trust, Ser 2005-7, Cl A4
2.510%, VAR ICE LIBOR USD 3 Month+0.150%, 10/25/2029	3,634	3,616
SLM Student Loan Trust, Ser 2006-1, Cl A5
2.470%, VAR ICE LIBOR USD 3 Month+0.110%, 07/26/2021	5,515	5,458
SLM Student Loan Trust, Ser 2006-10, Cl A6
2.510%, VAR ICE LIBOR USD 3 Month+0.150%, 03/25/2044	4,190	4,072
SLM Student Loan Trust, Ser 2006-2, Cl A6
2.530%, VAR ICE LIBOR USD 3 Month+0.170%, 01/25/2041	4,250	4,152
SLM Student Loan Trust, Ser 2006-3, Cl A5
2.460%, VAR ICE LIBOR USD 3 Month+0.100%, 01/25/2021	2,731	2,702
SLM Student Loan Trust, Ser 2006-8, Cl A6
2.520%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2041	4,250	4,132
SLM Student Loan Trust, Ser 2007-1, Cl A6
2.500%, VAR ICE LIBOR USD 3 Month+0.140%, 01/27/2042	1,592	1,539
SLM Student Loan Trust, Ser 2007-2, Cl A4
2.420%, VAR ICE LIBOR USD 3 Month+0.060%, 07/25/2022	2,920	2,857
SLM Student Loan Trust, Ser 2007-6, Cl A4
2.740%, VAR ICE LIBOR USD 3 Month+0.380%, 10/25/2024	2,630	2,634
SLM Student Loan Trust, Ser 2008-2, Cl B
3.560%, VAR ICE LIBOR USD 3 Month+1.200%, 01/25/2083	1,155	1,129

SEI Institutional Investments Trust / Annual Report / May 31, 2018	177

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2008-3, Cl B
3.560%, VAR ICE LIBOR USD 3 Month+1.200%, 04/26/2083	$1,155	$1,132
SLM Student Loan Trust, Ser 2008-4, Cl B
4.210%, VAR ICE LIBOR USD 3 Month+1.850%, 04/25/2073	1,155	1,183
SLM Student Loan Trust, Ser 2008-5, Cl A4
4.060%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	2,042	2,095
SLM Student Loan Trust, Ser 2008-5, Cl B
4.210%, VAR ICE LIBOR USD 3 Month+1.850%, 07/25/2073	1,155	1,196
SLM Student Loan Trust, Ser 2008-6, Cl B
4.210%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	1,155	1,188
SLM Student Loan Trust, Ser 2008-7, Cl B
4.210%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	1,155	1,185
SLM Student Loan Trust, Ser 2008-8, Cl B
4.610%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2075	1,155	1,221
SLM Student Loan Trust, Ser 2008-9, Cl A
3.245%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	4,074	4,153
SLM Student Loan Trust, Ser 2008-9, Cl B
4.610%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2083	1,155	1,220
SLM Student Loan Trust, Ser 2010-1, Cl A
2.360%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2025	186	184
SLM Student Loan Trust, Ser 2011-2, Cl A2
3.160%, VAR ICE LIBOR USD 1 Month+1.200%, 10/25/2034	495	509
SLM Student Loan Trust, Ser 2012-1, Cl A3
2.910%, VAR ICE LIBOR USD 1 Month+0.950%, 09/25/2028	5,279	5,296
SLM Student Loan Trust, Ser 2012-2, Cl A
2.660%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2029	2,640	2,636
SLM Student Loan Trust, Ser 2012-6, Cl A3
2.710%, VAR ICE LIBOR USD 1 Month+0.750%, 05/26/2026	907	907
SLM Student Loan Trust, Ser 2013-4, Cl A
2.447%, VAR ICE LIBOR USD 1 Month+0.550%, 06/25/2043	929	932
SLM Student Loan Trust, Ser 2013-C, Cl A2A
2.940%, 10/15/2031 (C)	414	415
SLM Student Loan Trust, Ser 2014-3A, Cl A6A
2.910%, VAR ICE LIBOR USD 3 Month+0.550%, 10/25/2064 (C)	4,350	4,325
SLM Student Loan Trust, Ser 2018-10, Cl A7A
2.960%, VAR ICE LIBOR USD 3 Month+0.600%, 10/25/2029 (C)	3,431	3,446

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2018-9, Cl A7A
2.960%, VAR ICE LIBOR USD 3 Month+0.600%, 01/25/2041	$959	$961
SMB Private Education Loan Trust, Ser 2015-A, Cl A2A
2.490%, 06/15/2027 (C)	763	752
SMB Private Education Loan Trust, Ser 2015-A, Cl A2B
2.919%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2027 (C)	1,902	1,918
SMB Private Education Loan Trust, Ser 2015-B, Cl A2A
2.980%, 07/15/2027 (C)	789	786
SMB Private Education Loan Trust, Ser 2015-B, Cl A2B
3.119%, VAR ICE LIBOR USD 1 Month+1.200%, 07/15/2027 (C)	2,822	2,860
SMB Private Education Loan Trust, Ser 2015-C, Cl A2A
2.750%, 07/15/2027 (C)	–	–
SMB Private Education Loan Trust, Ser 2015-C, Cl A2B
3.319%, VAR ICE LIBOR USD 1 Month+1.400%, 07/15/2027 (C)	995	1,010
SMB Private Education Loan Trust, Ser 2016-A, Cl A2A
2.700%, 05/15/2031 (C)	6,261	6,148
SMB Private Education Loan Trust, Ser 2016-A, Cl A2B
3.419%, VAR ICE LIBOR USD 1 Month+1.500%, 05/15/2031 (C)	5,244	5,390
SMB Private Education Loan Trust, Ser 2016-B, Cl A2A
2.430%, 02/17/2032 (C)	2,495	2,427
SMB Private Education Loan Trust, Ser 2016-B, Cl A2B
3.369%, VAR ICE LIBOR USD 1 Month+1.450%, 02/17/2032 (C)	5,692	5,816
SMB Private Education Loan Trust, Ser 2016- C, Cl A2A
2.340%, 09/15/2034 (C)	4,167	4,031
SMB Private Education Loan Trust, Ser 2016-C, Cl A2B
3.019%, VAR ICE LIBOR USD 1 Month+1.100%, 09/15/2034 (C)	3,631	3,690
SMB Private Education Loan Trust, Ser 2017- A, Cl A2B
2.819%, VAR ICE LIBOR USD 1 Month+0.900%, 09/15/2034 (C)	258	261
SMB Private Education Loan Trust, Ser 2017-B, Cl A2B
2.669%, VAR ICE LIBOR USD 1 Month+0.750%, 10/15/2035 (C)	2,782	2,790

178	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2018- A, Cl A2A
3.500%, 02/15/2036 (C)	$7,022	$7,022
SMB Private Education Loan Trust, Ser 2018- A, Cl A2B
2.719%, VAR ICE LIBOR USD 1 Month+0.800%, 02/15/2036 (C)	1,351	1,354
SoFi Professional Loan Program LLC, Ser 2016-A, Cl A2
2.760%, 12/26/2036 (C)	1,538	1,522
SoFi Professional Loan Program LLC, Ser 2016-D, Cl A1
2.910%, VAR ICE LIBOR USD 1 Month+0.950%, 01/25/2039 (C)	347	351
SoFi Professional Loan Program LLC, Ser 2016-E, Cl A1
2.810%, VAR ICE LIBOR USD 1 Month+0.850%, 07/25/2039 (C)	870	874
SoFi Professional Loan Program LLC, Ser 2017-B, Cl A2FX
2.740%, 05/25/2040 (C)	1,313	1,298
SoFi Professional Loan Program LLC, Ser 2017-C, Cl A2B
2.630%, 07/25/2040 (C)	1,947	1,915
SoFi Professional Loan Program LLC, Ser 2017-E, Cl A1
2.460%, VAR ICE LIBOR USD 1 Month+0.500%, 11/26/2040 (C)	780	783
SoFi Professional Loan Program LLC, Ser 2017-E, Cl A2B
2.720%, 11/26/2040 (C)	3,668	3,571
SoFi Professional Loan Program LLC, Ser 2017-F, Cl A2FX
2.840%, 01/25/2041 (C)	3,097	3,023
SoFi Professional Loan Program LLC, Ser 2018-A, Cl A2B
2.950%, 02/25/2042 (C)	3,587	3,497
Sofi Professional Loan Program Trust, Ser 2018-B, Cl A2FX
3.340%, 08/25/2047 (C)	3,215	3,210
SoFi Professional Loan Program, Ser 2017-A, Cl A1
2.660%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (C)	791	793
SoFi Professional Loan Program, Ser 2017-D, Cl A2FX
2.650%, 09/25/2040 (C)	245	238
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
2.510%, VAR ICE LIBOR USD 1 Month+0.550%, 09/25/2034	3,364	3,284
Structured TCW-1136 Collateral
3.480%, 08/25/2028	5,520	5,525

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
TCI-Flatiron CLO, Ser 2016-1A, Cl A
3.903%, VAR ICE LIBOR USD 3 Month+1.550%, 07/17/2028 (C)	$500	$502
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (B)(C)	8,614	8,448
Venture XXIV CLO, Ser 2016-24A, Cl A1D
3.779%, VAR ICE LIBOR USD 3 Month+1.420%, 10/20/2028 (C)	1,000	1,002
Venture XXX CLO, Ser 2017-30A, Cl B
3.948%, VAR ICE LIBOR USD 3 Month+1.600%, 01/15/2031 (C)	2,000	2,012
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (C)	3,095	3,073
Verizon Owner Trust, Ser 2016-2A, Cl A
1.680%, 05/20/2021 (C)	1,300	1,287
Verizon Owner Trust, Ser 2017-1A, Cl A
2.060%, 09/20/2021 (C)	2,780	2,753
Verizon Owner Trust, Ser 2017-2A, Cl A
1.920%, 12/20/2021 (C)	3,550	3,502
Voya CLO, Ser 2017-2A, Cl A1R
3.603%, VAR ICE LIBOR USD 3 Month+1.250%, 04/17/2030 (C)	2,250	2,255
Voya CLO, Ser 2017-2A, Cl A2A
4.058%, VAR ICE LIBOR USD 3 Month+1.710%, 06/07/2030 (C)	1,750	1,762
Zais CLO 2, Ser 2017-2A, Cl A1BR
2.920%, 07/25/2026 (C)	3,000	2,968
Zais CLO 5, Ser 2016-2A, Cl A1
3.878%, VAR ICE LIBOR USD 3 Month+1.530%, 10/15/2028 (C)	1,000	1,002

		437,480

Total Asset-Backed Securities (Cost $587,870) ($ Thousands)		593,992

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.3%
FHLB
2.125%, 02/11/2020	660	657
FHLB DN
1.919%, 08/17/2018 (A)	1,940	1,932
1.881%, 08/15/2018 (A)	3,260	3,247
1.870%, 08/14/2018 (A)	9,500	9,462
1.865%, 07/16/2018 (A)	11,303	11,277
1.855%, 08/03/2018 (A)	9,500	9,468
1.797%, 06/15/2018 (A)	24,860	24,842
1.735%, 07/05/2018 (A)	19,120	19,086
1.508%, 06/14/2018 (A)	3,780	3,778
FHLMC
4.000%, 03/01/2048	8,253	8,506
4.000%, 04/01/2048	1,256	1,289
4.000%, 06/01/2048	1,843	1,891
3.750%, 03/27/2019	85	86

SEI Institutional Investments Trust / Annual Report / May 31, 2018	179

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund  (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%, 12/01/2047	$778	$777
3.500%, 01/01/2048	3,223	3,223
3.500%, 02/01/2048	1,215	1,215
3.500%, 02/01/2048	2,132	2,132
3.500%, 03/01/2048	14,236	14,234
3.500%, 03/01/2048	14,204	14,233
2.375%, 01/13/2022	565	559
1.250%, 10/02/2019	240	237
FHLMC ARM
2.806%, VAR ICE LIBOR USD 12 Month+1.640%, 01/01/2047	1,942	1,936
2.426%, VAR ICE LIBOR USD 12 Month+1.649%, 05/01/2043	1,038	1,027
FHLMC CMO, Ser 2016-4576, Cl HN
3.500%, 08/15/2041 (D)	3,878	3,920
FHLMC CMO, Ser 2018-4759, Cl E
3.500%, 09/15/2041	18,931	19,111
FHLMC CMO, Ser 2018-4767, Cl KA
3.000%, 03/15/2048	3,742	3,719
FHLMC CMO, Ser 2018-4782, Cl BA
4.500%, 11/15/2044	4,789	4,990
FHLMC CMO, Ser 2018-4786, Cl DP
4.500%, 07/15/2042	2,245	2,339
FHLMC CMO, Ser 2018-4787, Cl AK
3.000%, 05/15/2048	5,087	4,935
FHLMC CMO, Ser 2018-4796, Cl AK
3.000%, 05/15/2048	7,495	7,135
FHLMC STRIP CMO, Ser 2017-360, Cl 300
3.000%, 11/15/2047	4,691	4,588
FICO STRIPS, PO
0.000%, 11/02/2018 (A)	3,410	3,378
FNMA
5.000%, 05/01/2048	12,800	13,583
5.000%, 05/01/2048	2,476	2,650
4.500%, 05/01/2047	2,297	2,401
4.000%, 02/01/2048	2,608	2,674
4.000%, 03/01/2048	1,679	1,724
4.000%, 03/01/2048	1,727	1,774
4.000%, 04/01/2048	7,478	7,663
4.000%, 05/01/2048	2,983	3,064
3.500%, 05/01/2036	3,015	3,058
3.500%, 12/01/2036	3,363	3,420
3.500%, 02/01/2042	11,651	11,756
3.500%, 11/01/2046	3,052	3,087
3.500%, 11/01/2047	1,031	1,031
3.500%, 01/01/2048	6,157	6,199
3.500%, 01/01/2048	8,600	8,600
3.500%, 02/01/2048	3,614	3,613
3.500%, 03/01/2048	98	99
3.500%, 04/01/2048	17,938	17,927
3.150%, 03/01/2028	930	916
2.625%, 09/06/2024	510	503

Description		Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.430%, 10/09/2019 (A)		$4,255	$4,116
2.125%, 04/24/2026		515	485
2.000%, 01/05/2022		70	68
1.875%, 09/24/2026		250	229
FNMA CMO, Ser 2018-14, Cl KC
3.000%, 03/25/2048		4,313	4,284
FNMA CMO, Ser 2018-15, Cl CA
3.000%, 03/25/2048		974	966
FNMA CMO, Ser 2018-15, Cl AB
3.000%, 03/25/2048		985	978
FNMA CMO, Ser 2018-38, Cl PA
3.500%, 06/25/2047		15,003	14,933
FNMA CMO, Ser 2018-38, Cl LA
3.000%, 06/25/2048		7,558	7,275
FNMA CMO, Ser 2018-43, Cl CT
3.000%, 06/25/2048		7,186	7,052
FNMA CMO, Ser 2018-44, Cl PA
3.500%, 06/25/2044		5,246	5,274
FNMA CMO, Ser 2018-45, Cl GA
3.000%, 06/25/2048		15,599	14,931
Tennessee Valley Authority Principal STRIPS, PO
0.000%, 11/01/2025 (A)		1,000	788

Total U.S. Government Agency Obligations (Cost $344,607) ($ Thousands)			346,330

SOVEREIGN DEBT — 2.1%
Abu Dhabi Government International Bond
2.500%, 10/11/2022 (C)		4,220	4,045
Chile Government International Bond
3.240%, 02/06/2028		3,595	3,444
China Government International Bond
3.310%, 11/30/2025	CNY	5,000	740
Colombia Government International Bond
5.625%, 02/26/2044		$2,570	2,705
5.000%, 06/15/2045		1,840	1,776
Export-Import Bank of India
3.375%, 08/05/2026 (C)		1,410	1,294
Export-Import Bank of Korea
3.000%, 11/01/2022		1,923	1,874
2.500%, 11/01/2020		1,206	1,184
Indonesia Government International Bond
5.875%, 03/13/2020		190	198
5.875%, 01/15/2024 (C)		1,264	1,362
5.250%, 01/08/2047 (C)		1,210	1,232
5.125%, 01/15/2045 (C)		2,040	2,049
4.875%, 05/05/2021		500	515
4.750%, 07/18/2047 (C)		400	382
4.100%, 04/24/2028		2,310	2,273
3.850%, 07/18/2027 (C)		2,310	2,216

180	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
3.750%, 04/25/2022 (C)	$ 360	$ 357
3.750%, 04/25/2022	500	496
2.950%, 01/11/2023	3,370	3,216
Israel Government AID Bond
5.500%, 09/18/2033	1,000	1,256
3.867%, 11/01/2024 (A)	1,000	822
3.287%, 02/15/2025 (A)	1,000	814
2.263%, 08/15/2025 (A)	1,000	796
Israel Government International Bond
4.125%, 01/17/2048	720	674
Japan Bank for International Cooperation
2.250%, 02/24/2020	2,944	2,920
Japan Treasury Discount Bill
0.000%, 07/02/2018 (A)	JPY 3,565,000	32,816
0.000%, 08/06/2018 (A)	1,755,000	16,157
Kazakhstan Government International Bond
4.875%, 10/14/2044 (C)	$ 2,680	2,640
Kuwait International Government Bond
3.500%, 03/20/2027 (C)	1,810	1,756
Mexico Government International Bond MTN
6.050%, 01/11/2040	4,798	5,199
5.750%, 10/12/2110	773	743
4.750%, 03/08/2044	5,640	5,214
4.600%, 02/10/2048	2,327	2,109
3.750%, 01/11/2028	870	817
3.600%, 01/30/2025	3,190	3,080
Panama Government International Bond
4.500%, 05/15/2047	2,630	2,551
Paraguay Government International Bond
6.100%, 08/11/2044 (C)	1,715	1,788
Peru Government International Bond
6.550%, 03/14/2037	4,180	5,235
Poland Government International Bond
5.000%, 03/23/2022	380	400
4.000%, 01/22/2024	7,630	7,737
Qatar Government International Bond
4.500%, 04/23/2028 (C)	830	833
3.875%, 04/23/2023 (C)	1,125	1,123
Republic of Panama
6.700%, 01/26/2036	1,830	2,251
Saudi Government International Bond MTN
5.000%, 04/17/2049 (C)	605	585
4.000%, 04/17/2025 (C)	740	733
2.875%, 03/04/2023 (C)	4,030	3,874
Uruguay Government International Bond
5.100%, 06/18/2050	2,630	2,603
4.975%, 04/20/2055	965	929

Total Sovereign Debt (Cost $143,230) ($ Thousands)		139,813

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (A) — 1.2%
Bank of Montreal
2.251%, 08/09/2018	$7,680	$7,648
BNP Paribas
2.253%, 08/03/2018	6,310	6,287
Landesbank Lanhny
2.242%, 08/13/2018	15,130	15,067
MUFG Bank Ltd.
2.333%, 07/24/2018	8,080	8,056
Natixis
2.336%, 08/31/2018	13,000	12,925
2.324%, 08/02/2018	9,730	9,695
Societe Generale North America
2.304%, 07/31/2018	13,360	13,314
Toronto Dominion Bank
2.263%, 07/25/2018	8,600	8,573

Total Commercial Paper (Cost $81,541) ($ Thousands)		81,565

MUNICIPAL BONDS — 0.5%
California — 0.2%
California State, Build America Project, GO
7.600%, 11/01/2040	570	866
6.650%, 03/01/2022	70	78
California State, GO Callable 03/01/2020 @ 100
7.950%, 03/01/2036	2,750	2,983
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	1,665	2,462
Metropolitan Water District of Southern California, RB Callable 07/01/2019 @ 100
6.538%, 07/01/2039	125	130
San Jose, Redevelopment Agency Successor Agency, Ser A-T, RB
3.226%, 08/01/2027	2,085	2,033
3.176%, 08/01/2026	1,000	978
University of California, Ser AJ, RB
4.601%, 05/15/2031	3,000	3,225

		12,755

Nevada — 0.0%
Clark County, Airport System Revenue, Build America Project, Ser C-BUILD, RB
6.820%, 07/01/2045	1,170	1,700

New York — 0.2%
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	2,405	2,599

SEI Institutional Investments Trust / Annual Report / May 31, 2018	181

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York City, Build America Project, GO
5.047%, 10/01/2024	$4,000	$4,299
New York City, Build America Project, GO Callable 12/01/2020 @ 100
6.646%, 12/01/2031	2,000	2,171
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser A-5, RB Callable 08/01/2027 @ 100
3.280%, 08/01/2029	2,295	2,213
New York State, Dormitory Authority, Build America Project, RB
5.500%, 03/15/2030	2,500	2,859

		14,141

Ohio — 0.0%
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	689	746

Oregon — 0.0%
Oregon State, GO
5.762%, 06/01/2023	2,267	2,434

Texas — 0.1%
Brazos Higher Education Authority, Ser 2006-2, Cl A9, RB
3.295%, 12/26/2024 (G)	322	321
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	1,564	2,247

		2,568

Virginia — 0.0%
Virginia State, Housing Development Authority, Ser C, Cl CTFS, RB
6.000%, 06/25/2034	154	160

Total Municipal Bonds (Cost $32,626) ($ Thousands)		34,504

LOAN PARTICIPATION — 0.0%
Carlyle
4.762%, VAR ICE LIBOR USD 3 Month+2.000%, 07/15/2019	36	36

Total Loan Participation (Cost $36) ($ Thousands)		36

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 2.9%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	189,982,552	$189,983

Total Cash Equivalent (Cost $189,983) ($ Thousands)		189,983

	Face Amount (Thousands)

REPURCHASE AGREEMENT — 1.0%
Deutsche Bank 1.770%, dated on 05/31/2018, to be repurchased on 06/01/2018, repurchase price $63,003,098 (collateralized by various U.S. Treasury Obligations, 0.375%, 07/15/2023, par value ranging $10,331,000 - $50,000,000; total market value $63,003,978) (H)	63,000	63,000

Total Repurchase Agreement (Cost $63,000) ($ Thousands)		63,000

Total Investments in Securities— 111.6% (Cost $7,383,692) ($ Thousands)		$7,348,444

	Contracts

PURCHASED OPTIONS* — 0.0%

Total Purchased Options(I) (Cost $1,158) ($ Thousands)	4,397	$2,708

WRITTEN OPTIONS* — 0.0%

Total Written Options(I) (Premiums Received $782) ($ Thousands)	(1,531)	$(1,053)

182	SEI Institutional Investments Trust / Annual Report / May 31, 2018

A list of the exchange traded option contracts held by the Fund at May 31, 2018, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%

Put Options
U.S. Bond Future Option*	810	$117,551	$140.00	06/16/18	$51

Call Options
U.S. 10 Year Future Option*	404	48,657	118.50	06/16/18	802
U.S. 10 Year Future Option*	1,080	130,073	121.00	06/16/18	321
U.S. 5 Year Future Option*	375	42,709	113.00	06/16/18	354
U.S. 5 Year Future Option*	375	42,709	113.50	06/16/18	208
U.S. Bond Future Option*	1,353	196,354	146.00	06/16/18	972

		460,502			2,657

Total Purchased Options		$578,053			$2,708

WRITTEN OPTIONS — 0.0%

Put Options
U.S. Bond Future Option*	(268)	$(38,894)	143.00	06/16/18	$(92)

Call Options
U.S. 10 Year Future Option*	(586)	(70,576)	120.50	06/16/18	(284)
U.S. Bond Future Option*	(543)	(78,803)	149.00	07/21/18	(229)
U.S. Bond Future Option*	(134)	(19,447)	143.00	08/18/18	(448)

		(168,826)			(961)

Total Written Options		$(207,720)			$(1,053)

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
90-Day Euro$	877	Jun-2020	$213,491	$212,968	$(523)
90-Day Euro$	(644)	Jun-2018	(158,081)	(157,261)	821
90-Day Euro$	(954)	Sep-2018	(232,894)	(232,693)	202
90-Day Euro$	(342)	Mar-2019	(83,576)	(83,239)	337
90-Day Euro$	1,445	Dec-2019	351,268	350,972	(295)
90-Day Euro$	(350)	Dec-2018	(85,721)	(85,260)	461
90-Day Euro$	112	Mar-2021	27,282	27,189	(93)
Euro	(40)	Jun-2018	(6,210)	(5,850)	359
Euro-Bob	(333)	Jun-2018	(52,299)	(51,516)	(777)
Euro-Bund	(318)	Sep-2018	(59,881)	(60,164)	(83)
U.S. 2-Year Treasury Note	(172)	Sep-2018	(36,378)	(36,504)	(126)
U.S. 2-Year Treasury Note	(501)	Sep-2018	(106,391)	(106,329)	62
U.S. 2-Year Treasury Note	651	Sep-2018	137,787	138,165	378
U.S. 5-Year Treasury Note	2,458	Sep-2018	278,135	279,943	1,809
U.S. 5-Year Treasury Note	(1,422)	Sep-2018	(161,903)	(161,952)	(49)
U.S. 10-Year Treasury Note	1,760	Sep-2018	210,949	211,970	1,021
U.S. Long Treasury Bond	(2,267)	Sep-2018	(323,815)	(328,998)	(5,184)
U.S. Ultra Long Treasury Bond	(576)	Sep-2018	(89,520)	(91,872)	(2,352)
U.S. Ultra Long Treasury Bond	1,209	Sep-2018	186,749	192,836	6,086

SEI Institutional Investments Trust / Annual Report / May 31, 2018	183

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Continued)

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Ultra 10-Year U.S. Treasury Note	(238)	Sep-2018	$(29,994)	$(30,546)	$(552)

			$(21,002)	$(18,141)	$1,502

A list of the open forward foreign currency contracts held by the Fund at May 31, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

Bank of America	07/02/18	JPY	3,565,000	USD	33,412	$517

Citigroup	07/19/18	USD	302	CNH	1,919	(3)

Citigroup	07/19/18	GBP	1,568	USD	2,240	148

Citigroup	07/19/18	USD	3,750	BRL	13,760	(72)

Citigroup	07/19/18	USD	5,859	EUR	4,749	(293)

Citigroup	07/19/18	AUD	10,086	USD	7,582	(50)

Citigroup	07/19/18	CNH	11,628	USD	1,837	26

Citigroup	07/19/18	EUR	12,700	JPY	1,650,711	368

Citigroup	07/19/18	EUR	24,751	USD	29,919	915

Citigroup	07/19/18	EUR	910	USD	1,061	(5)

Citigroup	07/19/18	JPY	26,996	USD	253	3

Citigroup	07/19/18	JPY	806,230	EUR	6,350	(7)

Goldman Sachs	07/19/18	EUR	180	USD	211	1

Goldman Sachs	08/06/18	JPY	1,755,000	USD	16,066	(167)

						$1,381

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2018 is as follows:

Credit Default Swap
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized (Depreciation) (Thousands)
CDX.NA.IG.30	Sell	1.00%	Quarterly	06/20/2023	$(192,470)	$2,975	$3,311	$(336)

184	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Interest Rate Swaps
							Upfront	Net Unrealized
					Notional		Payments/	Appreciation
		Payment			Amount	Value	Receipts	(Depreciation)
Fund Pays	Fund Receives	Frequency	Termination Date	Currency	(Thousands)	(Thousands)	(Thousands)	(Thousands)
3-Month USD LIBOR	3-Month USD FEDL01	Quarterly	09/19/2023	USD	205,814	$(89)	$–	$(89)
2.95%	3-Month USD - LIBOR	Quarterly	11/15/2043	USD	41,724	62	(271)	333
3-Month USD - LIBOR	2.25%	Semi-Annual	05/31/2022	USD	35,802	(723)	59	(782)
3-Month USD LIBOR	2.85%	Semi-Annual	08/31/2022	USD	193,975	408	(410)	818

						$(342)	$(622)	$280

Percentages are based on Net Assets of $6,586,334 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2018.

†	Investment in Affiliated Security (see Note 6).

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $824,764 ($ Thousands), representing 12.5% of the Net Assets of the Fund.

(D)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2018. The coupon on a step bond changes on a specified date.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(F)	Security is in default on interest payment.

(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(H)	Tri-Party Repurchase Agreement.

(I)	Refer to table below for details on Options Contracts.

ABS — Asset-Backed Security

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

AUD — Australian Dollar

BRL — Brazilian Real

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNH — Chinese Yuan Offshore

CNY — Chinese Yuan

DN— Discount Note

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

JSC — Joint-Stock Company

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LIMEAN— London Interbank Mean Rate

LP — Limited Partnership

MTN — Medium Term Note

NCUA — National Credit Union Association

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$–	$2,051,089	$–	$2,051,089
U.S. Treasury Obligations	–	1,924,977	–	1,924,977
Corporate Obligations	–	1,923,155	–	1,923,155
Asset-Backed Securities	–	593,992	–	593,992
U.S. Government Agency Obligations	–	346,330	–	346,330
Sovereign Debt	–	139,813	–	139,813
Commercial Paper	–	81,565	–	81,565
Municipal Bonds	–	34,504	–	34,504
Loan Participation	–	36	–	36
Cash Equivalent	189,983	–	–	189,983
Repurchase Agreement	–	63,000	–	63,000

Total Investments in Securities	$189,983	$7,158,461	$–	$7,348,444

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$2,708	$—	$—	$2,708
Written Options	(1,053)	—	—	(1,053)
Futures Contracts *
Unrealized Appreciation	11,536	—	—	11,536
Unrealized Depreciation	(10,034)	—	—	(10,034)
Forwards Contracts *
Unrealized Appreciation	—	1,978	—	1,978
Unrealized Depreciation	—	(597)	—	(597)
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Depreciation	—	(336)	—	(336)
Interest Rate Swaps *
Unrealized Appreciation	—	1,151	—	1,151
Unrealized Depreciation	—	(871)	—	(871)

Total Other Financial Instruments	$3,157	$1,325	$—	$4,482

SEI Institutional Investments Trust / Annual Report / May 31, 2018	185

SCHEDULE OF INVESTMENTS

May 31, 2018

Core Fixed Income Fund (Concluded)

* Futures contracts, forward contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

		Purchases at	Proceeds from
Security Description	Value 5/31/2017	Cost	Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, CIF	$ 245,725	$ 5,914,984	$ (5,970,726)	$ 189,983	$ 2,914

The accompanying notes are an integral part of the financial statements.

186	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

High Yield Bond Fund

†Percentages are based on total investments.

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 74.4%

Consumer Discretionary — 16.4%
1011778 BC ULC / New Red Finance
5.000%, 10/15/2025 (A)	$	6,865	$6,505
4.250%, 05/15/2024 (A)		3,590	3,401
Adelphia Communications (Escrow Security)
10.250%, 06/15/2011 (B)(C)		125	1
7.875%, 01/15/2009 (B)(C)		250	–
7.750%, 05/01/2009 (B)(C)		75	–
Adelphia Communications (Escrow Security), Ser B		25	–
9.500%, 02/15/2004 (B)(C)
Adient Global Holdings, Ltd.
4.875%, 08/15/2026 (A)		3,898	3,557
Altice Financing
7.500%, 05/15/2026 (A)		9,930	9,495
6.625%, 02/15/2023 (A)		660	651
Altice Finco
8.125%, 01/15/2024 (A)		720	733
Altice Luxembourg
7.750%, 05/15/2022 (A)		6,742	6,472
7.625%, 02/15/2025 (A)		9,799	8,672
Altice US Finance I
5.500%, 05/15/2026 (A)		2,400	2,304
5.375%, 07/15/2023 (A)		2,683	2,643
AMC Entertainment Holdings
5.875%, 02/15/2022		55	56
5.875%, 11/15/2026		205	200
5.750%, 06/15/2025		1,100	1,075
AMC Networks
5.000%, 04/01/2024		2,690	2,603

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.750%, 08/01/2025	$5,505	$5,161
American Axle & Manufacturing
6.625%, 10/15/2022	582	600
6.500%, 04/01/2027	765	747
6.250%, 04/01/2025	715	706
6.250%, 03/15/2026	780	755
Aramark Services
5.000%, 02/01/2028 (A)	4,015	3,864
4.750%, 06/01/2026	1,400	1,355
Aventine (Escrow Security)
0.000%, 10/15/2049 (B)(C)(D)(E)	2,600	–
Belo
7.750%, 06/01/2027	2,025	2,197
Bon-Ton Department Stores
8.000%, 06/15/2021 (C)	7,460	1,231
Boyd Gaming
6.875%, 05/15/2023	520	546
Boyne USA
7.250%, 05/01/2025 (A)	235	244
Cablevision Systems
5.875%, 09/15/2022	6,397	6,381
Caesars Resort Collection
5.250%, 10/15/2025 (A)	2,450	2,340
CBS Radio
7.250%, 11/01/2024 (A)	3,205	3,077
CCM Merger
6.000%, 03/15/2022 (A)	1,225	1,247
CCO Holdings
5.875%, 04/01/2024 (A)	7,146	7,209
5.750%, 02/15/2026 (A)	4,420	4,330
5.500%, 05/01/2026 (A)	2,480	2,394
5.375%, 05/01/2025 (A)	4,200	4,095
5.125%, 05/01/2027 (A)	7,492	7,014
5.000%, 02/01/2028 (A)	10,205	9,440
Cedar Fair
5.375%, 06/01/2024	1,170	1,173
Cengage Learning
9.500%, 06/15/2024 (A)	6,995	5,771
Cequel Communications Holdings I
7.750%, 07/15/2025 (A)	6,450	6,676
Churchill Downs
4.750%, 01/15/2028 (A)	968	903
Cinemark USA
4.875%, 06/01/2023	1,300	1,256
Claire’s Stores
9.000%, 03/15/2019 (A)(C)	1,480	862
Clear Channel Worldwide Holdings
7.625%, 03/15/2020	7,580	7,576
6.500%, 11/15/2022	5,050	5,156
Constellation Merger Sub
8.500%, 09/15/2025 (A)	870	838

SEI Institutional Investments Trust / Annual Report / May 31, 2018	187

SCHEDULE OF INVESTMENTS

May 31, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cooper-Standard Automotive
5.625%, 11/15/2026 (A)	$840	$821
CSC Holdings
10.875%, 10/15/2025 (A)	2,373	2,750
10.125%, 01/15/2023 (A)	505	560
6.750%, 11/15/2021	1,000	1,056
6.625%, 10/15/2025 (A)	400	413
5.500%, 04/15/2027 (A)	2,244	2,148
5.250%, 06/01/2024	4,073	3,850
Cumulus Media Holdings
7.750%, 05/01/2019 (C)	8,235	1,071
Dana
6.000%, 09/15/2023	1,300	1,345
Dana Financing Luxembourg Sarl
6.500%, 06/01/2026 (A)	965	984
Delphi Technologies
5.000%, 10/01/2025 (A)	6,578	6,282
Diamond Resorts International
10.750%, 09/01/2024 (A)	3,375	3,704
DISH DBS
7.750%, 07/01/2026	7,450	6,435
6.750%, 06/01/2021	1,544	1,544
5.875%, 07/15/2022	2,045	1,918
5.875%, 11/15/2024	17,136	14,239
5.125%, 05/01/2020	665	657
5.000%, 03/15/2023	5,455	4,703
Eagle Intermediate Global Holding BV
7.500%, 05/01/2025 (A)	1,011	1,032
ESH Hospitality
5.250%, 05/01/2025 (A)	7,174	6,891
EW Scripps
5.125%, 05/15/2025 (A)	2,791	2,641
Fiat Chrysler Automobiles
5.250%, 04/15/2023	630	635
4.500%, 04/15/2020	830	834
Fontainebleau Las Vegas
10.250%, 06/15/2015 (A)(B)(C)	3,481	–
Golden Nugget
8.750%, 10/01/2025 (A)	2,750	2,867
6.750%, 10/15/2024 (A)	4,235	4,282
Goodyear Tire & Rubber
5.125%, 11/15/2023	285	284
5.000%, 05/31/2026	485	459
Gray Television
5.125%, 10/15/2024 (A)	4,690	4,420
Group 1 Automotive
5.250%, 12/15/2023 (A)	1,530	1,492
Guitar Center
5.000% cash/8.000% PIK, 04/15/2022	12,441	9,455
Guitar Center Escrow Issuer
9.500%, 10/15/2021 (A)	2,150	2,061

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hanesbrands
4.875%, 05/15/2026 (A)	$1,913	$1,846
4.625%, 05/15/2024 (A)	455	444
HD Supply
5.750%, 04/15/2024 (A)	395	414
Hillman Group
6.375%, 07/15/2022 (A)	6,300	6,064
Hilton Domestic Operating
5.125%, 05/01/2026 (A)	1,110	1,081
4.250%, 09/01/2024	110	105
Hilton Worldwide Finance
4.875%, 04/01/2027	200	191
4.625%, 04/01/2025	400	386
iHeartCommunications
14.000% cash/14.000% PIK, 02/01/2021 (C)	10,742	1,370
10.625%, 03/15/2023 (C)	1,305	1,018
9.000%, 12/15/2019 (C)	5,806	4,543
9.000%, 03/01/2021 (C)	2,575	2,021
9.000%, 09/15/2022 (C)	3,846	3,000
iHeartCommunications (Escrow Security)
12.000%, 08/01/2021 (B)	4,917	–
IHO Verwaltungs GmbH
4.500% cash/5.250% PIK, 09/15/2023 (A)	380	366
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2020 (A)(F)	7,508	7,038
International Game Technology
6.500%, 02/15/2025 (A)	1,720	1,762
6.250%, 02/15/2022 (A)	520	536
Interval Acquisition
5.625%, 04/15/2023	1,310	1,328
IRB Holding
6.750%, 02/15/2026 (A)	5,960	5,632
Jack Ohio Finance
6.750%, 11/15/2021 (A)	3,736	3,848
JC Penney
6.375%, 10/15/2036	920	515
KFC Holding
4.750%, 06/01/2027 (A)	1,490	1,401
L Brands
6.950%, 03/01/2033	1,174	1,076
6.875%, 11/01/2035	439	399
6.750%, 07/01/2036	1,770	1,593
5.250%, 02/01/2028	1,904	1,737
Lee Enterprises
9.500%, 03/15/2022 (A)	2,390	2,480
Liberty Interactive
8.250%, 02/01/2030	2,725	2,897
Lithia Motors
5.250%, 08/01/2025 (A)	322	316

188	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Live Nation Entertainment
4.875%, 11/01/2024 (A)	$220	$214
M/I Homes
5.625%, 08/01/2025	6,495	6,166
Mattamy Group
6.500%, 10/01/2025 (A)	2,080	2,056
Mattel
6.750%, 12/31/2025 (A)	5,962	5,807
McClatchy
9.000%, 12/15/2022	4,376	4,540
Men’s Wearhouse
7.000%, 07/01/2022	4,272	4,389
Meredith
6.875%, 02/01/2026 (A)	1,173	1,185
Merlin Entertainments
5.750%, 06/15/2026 (A)	630	634
MGM Resorts International
7.750%, 03/15/2022	2,930	3,208
6.000%, 03/15/2023	3,110	3,219
4.625%, 09/01/2026	4,819	4,458
Millennium (Escrow Security)
7.625%, 11/15/2026 (B)(C)	200	–
Mohegan Gaming & Entertainment
7.875%, 10/15/2024 (A)	1,807	1,717
Monitronics International
9.125%, 04/01/2020	10,514	7,386
Neiman Marcus Group
8.750% cash/9.500% PIK, 10/15/2021 (A)	2,698	1,916
8.000%, 10/15/2021 (A)	750	536
Netflix
5.875%, 11/15/2028 (A)	948	953
4.875%, 04/15/2028 (A)	945	898
4.375%, 11/15/2026	2,256	2,121
New Albertsons
8.700%, 05/01/2030	1,235	1,087
8.000%, 05/01/2031	8,223	6,805
7.750%, 06/15/2026	375	326
7.450%, 08/01/2029	4,430	3,544
Nexstar Broadcasting
6.125%, 02/15/2022 (A)	610	626
5.625%, 08/01/2024 (A)	3,600	3,521
Nine West Holdings
8.250%, 03/15/2019 (A)(C)	6,845	1,232
PetSmart
8.875%, 06/01/2025 (A)	770	368
7.125%, 03/15/2023 (A)	2,130	1,024
5.875%, 06/01/2025 (A)	1,518	1,047
PF Chang’s China Bistro
10.250%, 06/30/2020 (A)	1,450	1,222
PulteGroup
5.000%, 01/15/2027	1,452	1,387

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Quebecor Media
5.750%, 01/15/2023	$2,420	$2,462
QVC
4.450%, 02/15/2025	1,071	1,041
Rivers Pittsburgh Borrower
6.125%, 08/15/2021 (A)	2,205	2,199
Sally Holdings
5.625%, 12/01/2025	1,454	1,367
Schaeffler Finance
4.750%, 05/15/2023 (A)	865	871
Scientific Games International
5.000%, 10/15/2025 (A)	2,868	2,768
Service International
7.500%, 04/01/2027	2,070	2,318
ServiceMaster
5.125%, 11/15/2024 (A)	1,197	1,160
Silversea Cruise Finance
7.250%, 02/01/2025 (A)	5,815	6,062
Sinclair Television Group
6.125%, 10/01/2022	720	736
5.875%, 03/15/2026 (A)	365	362
5.625%, 08/01/2024 (A)	4,400	4,382
5.125%, 02/15/2027 (A)	3,641	3,386
Sirius XM Radio
6.000%, 07/15/2024 (A)	2,455	2,516
5.375%, 04/15/2025 (A)	8,515	8,419
5.375%, 07/15/2026 (A)	2,535	2,456
5.000%, 08/01/2027 (A)	4,475	4,252
Six Flags Entertainment
5.500%, 04/15/2027 (A)	2,995	2,904
4.875%, 07/31/2024 (A)	5,855	5,650
Staples
8.500%, 09/15/2025 (A)	1,880	1,744
Station Casinos
5.000%, 10/01/2025 (A)	5,635	5,415
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (A)	6,670	6,361
Taylor Morrison Communities
5.625%, 03/01/2024 (A)	2,460	2,410
Tempur Sealy International
5.625%, 10/15/2023	840	849
5.500%, 06/15/2026	825	796
Tenneco
5.000%, 07/15/2026	485	442
TI Group Automotive Systems
8.750%, 07/15/2023 (A)	4,327	4,511
Townsquare Media
6.500%, 04/01/2023 (A)	1,240	1,116
Tribune Media
5.875%, 07/15/2022	5,665	5,729
Univision Communications
5.125%, 02/15/2025 (A)	6,377	5,873

SEI Institutional Investments Trust / Annual Report / May 31, 2018	189

SCHEDULE OF INVESTMENTS

May 31, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Viking Cruises
6.250%, 05/15/2025 (A)	$1,815	$1,783
5.875%, 09/15/2027 (A)	2,870	2,684
Vista Outdoor
5.875%, 10/01/2023	2,115	1,988
VOC Escrow
5.000%, 02/15/2028 (A)	2,450	2,308
VTR Finance
6.875%, 01/15/2024 (A)	2,365	2,412
Weight Watchers International
8.625%, 12/01/2025 (A)	980	1,068
Wyndham Hotels & Resorts
5.375%, 04/15/2026 (A)	1,720	1,716
Wynn Las Vegas
5.500%, 03/01/2025 (A)	3,270	3,205
5.250%, 05/15/2027 (A)	1,165	1,114
Yum! Brands
6.875%, 11/15/2037	3,470	3,591
5.350%, 11/01/2043	180	161
		476,931

Consumer Staples — 3.9%
Albertsons
6.625%, 06/15/2024	145	137
5.750%, 03/15/2025	2,051	1,805
Ashtead Capital
5.625%, 10/01/2024 (A)	280	288
4.375%, 08/15/2027 (A)	385	356
Avantor
9.000%, 10/01/2025 (A)	2,045	2,112
6.000%, 10/01/2024 (A)	760	756
Avon International Operations
7.875%, 08/15/2022 (A)	4,088	4,077
Avon Products
7.000%, 03/15/2023	483	407
B&G Foods
5.250%, 04/01/2025	6,774	6,368
Centene Escrow I
5.375%, 06/01/2026 (A)	1,336	1,350
Central Garden & Pet
6.125%, 11/15/2023	745	775
5.125%, 02/01/2028	570	533
Clearwater Seafoods
6.875%, 05/01/2025 (A)	2,911	2,780
Cott Holdings
5.500%, 04/01/2025 (A)	1,445	1,423
Coty
6.500%, 04/15/2026 (A)	1,270	1,224
DJO Finance
10.750%, 04/15/2020	1,818	1,768
Energizer Holdings
5.500%, 06/15/2025 (A)	4,280	4,194

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
First Quality Finance
5.000%, 07/01/2025 (A)	$2,063	$1,934
Flexi-Van Leasing
10.000%, 02/15/2023 (A)	530	501
Garda World Security
8.750%, 05/15/2025 (A)	2,650	2,696
Global A&T Electronics
8.500%, 01/12/2023	3,822	3,670
Hadrian Merger Sub
8.500%, 05/01/2026 (A)	2,450	2,429
Herc Rentals
7.750%, 06/01/2024 (A)	1,251	1,345
7.500%, 06/01/2022 (A)	150	158
High Ridge Brands
8.875%, 03/15/2025 (A)	735	334
HRG Group
7.750%, 01/15/2022	695	714
KeHE Distributors
7.625%, 08/15/2021 (A)	1,900	1,843
Kronos Acquisition Holdings
9.000%, 08/15/2023 (A)	955	871
NVA Holdings
6.875%, 04/01/2026 (A)	2,937	2,894
One Call
10.000%, 10/01/2024 (A)	2,192	1,929
7.500%, 07/01/2024 (A)	288	282
Ortho-Clinical Diagnostics
6.625%, 05/15/2022 (A)	3,375	3,335
Pilgrim’s Pride
5.875%, 09/30/2027 (A)	4,945	4,648
Polaris Intermediate
8.500% cash/9.250% PIK, 12/01/2022 (A)	2,300	2,378
Post Holdings
5.750%, 03/01/2027 (A)	1,792	1,733
5.625%, 01/15/2028 (A)	2,100	1,979
5.500%, 03/01/2025 (A)	1,050	1,035
5.000%, 08/15/2026 (A)	4,957	4,647
Quorum Health
11.625%, 04/15/2023	1,560	1,537
Rite Aid
7.700%, 02/15/2027	5,095	4,433
6.875%, 12/15/2028 (A)	1,425	1,154
6.125%, 04/01/2023 (A)	6,735	6,903
Sigma Holdco BV
7.875%, 05/15/2026 (A)	3,450	3,312
Simmons Foods
5.750%, 11/01/2024 (A)	7,385	6,277
Spectrum Brands
6.625%, 11/15/2022	1,115	1,152
6.125%, 12/15/2024	1,930	1,957

190	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Surgery Center Holdings
6.750%, 07/01/2025 (A)	$727	$678
TreeHouse Foods
6.000%, 02/15/2024 (A)	1,185	1,214
Valeant Pharmaceuticals International
9.250%, 04/01/2026 (A)	6,128	6,432
9.000%, 12/15/2025 (A)	2,271	2,376
8.500%, 01/31/2027 (A)	3,547	3,612

		112,745

Energy — 11.2%
Alta Mesa Holdings
7.875%, 12/15/2024	3,471	3,636
Andeavor Logistics
6.375%, 05/01/2024	465	497
6.250%, 10/15/2022	132	137
Antero Midstream Partners
5.375%, 09/15/2024	525	514
Antero Resources
5.625%, 06/01/2023	500	508
5.125%, 12/01/2022	415	417
Blue Racer Midstream
6.125%, 11/15/2022 (A)	10,040	10,218
Calfrac Holdings
8.500%, 06/15/2026 (A)	4,604	4,574
7.500%, 12/01/2020 (A)	5,755	5,827
California Resources
8.000%, 12/15/2022 (A)	6,073	5,360
Calumet Specialty Products Partners
6.500%, 04/15/2021	5,541	5,451
Carrizo Oil & Gas
8.250%, 07/15/2025	2,272	2,420
7.500%, 09/15/2020	85	85
6.250%, 04/15/2023	445	451
Cheniere Corpus Christi Holdings
5.875%, 03/31/2025	3,451	3,602
5.125%, 06/30/2027	3,398	3,377
Cheniere Energy Partners
5.250%, 10/01/2025 (A)	2,450	2,383
Chesapeake Energy
8.000%, 12/15/2022 (A)	1,121	1,185
8.000%, 01/15/2025 (A)	5,960	5,923
8.000%, 06/15/2027	1,085	1,077
CNX Midstream Partners
6.500%, 03/15/2026 (A)	4,445	4,334
CNX Resources
5.875%, 04/15/2022	3,739	3,772
Continental Resources
5.000%, 09/15/2022	40	41
Covey Park Energy
7.500%, 05/15/2025 (A)	595	589

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Crestwood Midstream Partners
6.250%, 04/01/2023	$	555	$565
5.750%, 04/01/2025		3,745	3,679
CrownRock
5.625%, 10/15/2025 (A)		2,975	2,893
DCP Midstream Operating
8.125%, 08/16/2030		2,360	2,832
5.850%, VAR ICE LIBOR USD 3 Month+3.850%, 05/21/2043 (A)		967	894
Delek Logistics Partners
6.750%, 05/15/2025 (A)		1,462	1,447
Denbury Resources
9.250%, 03/31/2022 (A)		864	918
9.000%, 05/15/2021 (A)		3,225	3,427
Diamond Offshore Drilling
7.875%, 08/15/2025		1,439	1,486
Diamondback Energy
5.375%, 05/31/2025 (A)		445	439
Endeavor Energy Resources
5.500%, 01/30/2026 (A)		736	721
Energy Transfer Equity
5.875%, 01/15/2024		1,487	1,543
EnLink Midstream Partners
4.400%, 04/01/2024		805	802
Ensco
8.000%, 01/31/2024		1,700	1,696
7.750%, 02/01/2026		1,200	1,143
5.750%, 10/01/2044		3,105	2,212
EP Energy
9.375%, 05/01/2020		1,728	1,685
9.375%, 05/01/2024 (A)		2,109	1,656
8.000%, 11/29/2024 (A)		685	678
8.000%, 02/15/2025 (A)		1,159	837
7.750%, 05/15/2026 (A)		6,725	6,843
6.375%, 06/15/2023		1,185	753
Exterran Energy Solutions
8.125%, 05/01/2025		867	916
Extraction Oil & Gas
7.375%, 05/15/2024 (A)		1,434	1,502
5.625%, 02/01/2026 (A)		7,550	7,229
FTS International
6.250%, 05/01/2022		7,845	7,904
Genesis Energy
6.500%, 10/01/2025		1,436	1,382
Great Western Petroleum
9.000%, 09/30/2021 (A)		658	676
Gulfport Energy
6.375%, 05/15/2025		250	240
6.375%, 01/15/2026		1,350	1,289
6.000%, 10/15/2024		1,275	1,199
Halcon Resources
6.750%, 02/15/2025		7,205	6,773

SEI Institutional Investments Trust / Annual Report / May 31, 2018	191

SCHEDULE OF INVESTMENTS

May 31, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hess Infrastructure Partners
5.625%, 02/15/2026 (A)	$415	$	417
IronGate Energy Services
11.000%, 07/01/2018 (A)(C)	500		175
Jagged Peak Energy
5.875%, 05/01/2026 (A)	380		375
Jupiter Resources
8.500%, 10/01/2022 (A)	6,610		2,743
KCA Deutag UK Finance
9.875%, 04/01/2022 (A)	4,275		4,390
McDermott Technology Americas
10.625%, 05/01/2024 (A)	3,087		3,226
MEG Energy
7.000%, 03/31/2024 (A)	8,106		7,316
6.500%, 01/15/2025 (A)	870		872
6.375%, 01/30/2023 (A)	2,832		2,555
Midstates Petroleum
10.750%, 10/01/2020 (C)	3,459		–
10.000%, 06/01/2020 (C)	1,250		–
9.250%, 06/01/2021 (C)	485		–
MPLX
5.500%, 02/15/2023	970		992
4.875%, 12/01/2024	355		371
Murphy Oil
6.875%, 08/15/2024	600		636
5.750%, 08/15/2025	1,567		1,563
Murray Energy
11.250%, 04/15/2021 (A)	6,590		2,801
Nabors Industries
5.750%, 02/01/2025 (A)	2,125		2,013
NGL Energy Partners
7.500%, 11/01/2023	4,260		4,345
6.125%, 03/01/2025	880		847
NGPL PipeCo
4.875%, 08/15/2027 (A)	170		165
4.375%, 08/15/2022 (A)	690		689
Noble Holding International
7.750%, 01/15/2024	7,521		7,051
4.625%, 03/01/2021	1,549		1,502
NuStar Logistics
5.625%, 04/28/2027	3,639		3,466
Oasis Petroleum
6.875%, 03/15/2022	615		624
6.875%, 01/15/2023	1,300		1,319
6.250%, 05/01/2026 (A)	550		549
Parker Drilling
6.750%, 07/15/2022	6,370		4,873
Parsley Energy
5.375%, 01/15/2025 (A)	3,615		3,570
5.250%, 08/15/2025 (A)	2,210		2,144
PBF Holding
7.000%, 11/15/2023	1,073		1,112

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Peabody Energy
6.375%, 03/31/2025 (A)	$	7,392	$	7,669
Permian Resources
8.000%, 06/15/2020 (A)		2,628		2,602
Precision Drilling
7.750%, 12/15/2023		645		682
7.125%, 01/15/2026 (A)		530		541
6.500%, 12/15/2021		102		104
Pride International
7.875%, 08/15/2040		1,561		1,378
Range Resources
5.000%, 08/15/2022		155		153
5.000%, 03/15/2023		40		39
4.875%, 05/15/2025		2,547		2,394
Rowan
7.375%, 06/15/2025		5,163		4,944
5.850%, 01/15/2044		5,070		3,802
5.400%, 12/01/2042		720		523
RSP Permian
6.625%, 10/01/2022		775		808
5.250%, 01/15/2025		260		267
Sabine Pass Liquefaction
5.875%, 06/30/2026		320		347
5.625%, 04/15/2023		1,070		1,143
Sanchez Energy
7.250%, 02/15/2023 (A)		2,450		2,404
6.125%, 01/15/2023		1,835		1,207
SemGroup
5.625%, 07/15/2022		6,190		6,004
SESI LLC
7.750%, 09/15/2024		1,753		1,819
Seventy Seven Energy
6.500%, 07/15/2022 (C)		395		–
Seventy Seven Operating
6.625%, 11/15/2019 (B)(C)		2,787		–
Shelf Drilling Holdings
8.250%, 02/15/2025 (A)		758		773
SM Energy
6.500%, 01/01/2023		425		431
6.125%, 11/15/2022		695		705
5.625%, 06/01/2025		405		388
5.000%, 01/15/2024		2,328		2,183
Southwestern Energy
7.750%, 10/01/2027		1,333		1,393
7.500%, 04/01/2026		1,333		1,380
6.700%, 01/23/2025		4,805		4,721
4.100%, 03/15/2022		545		530
SRC Energy
6.250%, 12/01/2025 (A)		3,131		3,154
Summit Midstream Holdings
5.750%, 04/15/2025		5,670		5,400
5.500%, 08/15/2022		2,330		2,272

192	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sunoco
5.875%, 03/15/2028 (A)	$	2,791	$	2,622
Tallgrass Energy Partners
5.500%, 01/15/2028 (A)		1,110		1,073
Targa Resources Partners
6.750%, 03/15/2024		4,185		4,405
5.875%, 04/15/2026 (A)		1,885		1,894
5.250%, 05/01/2023		1,000		1,008
5.125%, 02/01/2025		2,944		2,907
5.000%, 01/15/2028 (A)		3,711		3,487
4.250%, 11/15/2023		350		333
4.125%, 11/15/2019		835		837
Transocean
9.000%, 07/15/2023 (A)		1,326		1,429
7.500%, 01/15/2026 (A)		635		644
7.500%, 04/15/2031		5,618		5,197
6.800%, 03/15/2038		130		109
5.800%, 10/15/2022		5,330		5,303
Ultra Resources
7.125%, 04/15/2025 (A)		905		561
6.875%, 04/15/2022 (A)		1,600		1,074
USA Compression Partners
6.875%, 04/01/2026 (A)		3,010		3,100
Vermilion Energy
5.625%, 03/15/2025 (A)		2,450		2,425
Weatherford International
9.875%, 02/15/2024		2,805		2,749
9.875%, 03/01/2039		880		854
7.750%, 06/15/2021		876		889
5.950%, 04/15/2042		3,645		2,697
5.125%, 09/15/2020		876		874
Whiting Petroleum
6.625%, 01/15/2026 (A)		2,570		2,631
6.250%, 04/01/2023		4,653		4,746
5.750%, 03/15/2021		220		224
WildHorse Resource Development
6.875%, 02/01/2025 (A)		3,658		3,736
Williams
4.550%, 06/24/2024		1,794		1,801
WPX Energy
8.250%, 08/01/2023		1,090		1,237
6.000%, 01/15/2022		157		165
5.750%, 06/01/2026		1,433		1,430
5.250%, 09/15/2024		3,166		3,135

				325,074

Financials — 4.7%
Acrisure
7.000%, 11/15/2025 (A)		11,352		10,586
Alliant Holdings Intermediate
8.250%, 08/01/2023 (A)		2,139		2,209

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ally Financial
5.750%, 11/20/2025	$	3,225	$	3,288
5.125%, 09/30/2024		2,245		2,301
4.625%, 05/19/2022		1,250		1,255
4.625%, 03/30/2025		1,205		1,190
4.250%, 04/15/2021		695		700
4.125%, 03/30/2020		900		903
4.125%, 02/13/2022		240		238
3.750%, 11/18/2019		400		401
ASP AMC Merger Sub
8.000%, 05/15/2025 (A)		5,767		4,951
AssuredPartners
7.000%, 08/15/2025 (A)		2,549		2,492
Bank of America
6.500%, VAR ICE LIBOR USD 3 Month+4.174%, 12/31/2049		3,435		3,645
BCD Acquisition
9.625%, 09/15/2023 (A)		3,360		3,633
CBL & Associates
5.250%, 12/01/2023		973		831
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+3.905%, 12/31/2049		85		86
5.950%, VAR ICE LIBOR USD 3 Month+4.068%, 12/29/2049		1,950		1,982
5.875%, VAR ICE LIBOR USD 3 Month+4.059%, 12/29/2049		515		529
5.800%, VAR ICE LIBOR USD 3 Month+4.093%, 11/29/2049		480		493
City National Bank
9.000%, 08/12/2019 (B)		4,062		4,315
Credit Acceptance
7.375%, 03/15/2023		3,325		3,450
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.598%, 12/31/2049 (A)		1,365		1,430
CTR Partnership
5.250%, 06/01/2025		3,760		3,666
Fidelity & Guaranty Life Holdings
5.500%, 05/01/2025 (A)		4,035		3,995
Freedom Mortgage
8.250%, 04/15/2025 (A)		2,850		2,843
8.125%, 11/15/2024 (A)		1,435		1,427
HUB International
7.000%, 05/01/2026 (A)		6,408		6,413
Hunt
6.250%, 02/15/2026 (A)		1,767		1,663
Infinity Acquisition
7.250%, 08/01/2022 (A)		925		947
Intelsat Connect Finance
12.500%, 04/01/2022 (A)		869		839

SEI Institutional Investments Trust / Annual Report / May 31, 2018	193

SCHEDULE OF INVESTMENTS

May 31, 2018

High Yield Bond Fund (Continued)

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Lloyds Banking Group
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.760%, 12/01/2099	$	3,250	$	3,400
LPL Holdings
5.750%, 09/15/2025 (A)		5,786		5,569
MGIC Investment
5.750%, 08/15/2023		3,025		3,086
MGM Growth Properties Operating Partnership
5.625%, 05/01/2024		2,465		2,489
4.500%, 09/01/2026		4,501		4,130
4.500%, 01/15/2028		175		157
MSCI
5.750%, 08/15/2025 (A)		918		944
5.375%, 05/15/2027 (A)		535		536
5.250%, 11/15/2024 (A)		171		173
Navient
7.250%, 09/25/2023		2,352		2,475
6.625%, 07/26/2021		1,280		1,328
Popular
7.000%, 07/01/2019		2,718		2,772
Quicken Loans
5.250%, 01/15/2028 (A)		879		804
Royal Bank of Scotland Group
8.000%, VAR USD Swap Semi 30/360 5 Year Curr+5.720%, 12/29/2049		2,020		2,180
Springleaf Finance
7.750%, 10/01/2021		3,175		3,435
6.875%, 03/15/2025		1,845		1,836
6.125%, 05/15/2022		1,461		1,490
Travelport Corporate Finance
6.000%, 03/15/2026 (A)		1,813		1,822
Trident Merger Sub
6.625%, 11/01/2025 (A)		2,914		2,870
USIS Merger Sub
6.875%, 05/01/2025 (A)		5,432		5,473
VFH Parent
6.750%, 06/15/2022 (A)		3,501		3,626
VICI Properties 1
8.000%, 10/15/2023		1,792		1,989
Voya Financial
5.650%, VAR ICE LIBOR USD 3 Month+3.580%, 05/15/2053		2,050		2,071
WeWork
7.875%, 05/01/2025 (A)		6,085		5,728
York Risk Services Holding
8.500%, 10/01/2022 (A)		2,000		1,860

				134,944

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Health Care — 6.8%
21st Century Oncology
10.000% cash/12.000% PIK, 04/30/2023 (B)(G)	$	517	$	466
Acadia Healthcare
5.125%, 07/01/2022		2,080		2,080
Aurora Diagnostics Holdings
12.250%, 01/15/2020 (B)		8,439		7,574
BioScrip
8.875%, 02/15/2021		5,639		5,413
Centene
6.125%, 02/15/2024		985		1,036
4.750%, 01/15/2025		7,475		7,428
Charles River Laboratories International
5.500%, 04/01/2026 (A)		2,485		2,494
CHS
6.875%, 02/01/2022		2,555		1,341
6.250%, 03/31/2023		3,632		3,387
Concordia International
9.000%, 04/01/2022 (A)		353		320
DaVita
5.000%, 05/01/2025		2,653		2,515
DJO Finco
8.125%, 06/15/2021 (A)		8,391		8,443
Encompass Health
5.750%, 11/01/2024		760		771
5.750%, 09/15/2025		931		950
Endo Finance
6.000%, 07/15/2023 (A)		1,145		842
5.875%, 10/15/2024 (A)		230		220
5.750%, 01/15/2022 (A)		1,738		1,455
Envision Healthcare
6.250%, 12/01/2024 (A)		742		783
5.625%, 07/15/2022		4,661		4,748
HCA
7.500%, 02/15/2022		4,360		4,763
5.875%, 05/01/2023		3,335		3,468
5.875%, 02/15/2026		5,655		5,691
5.375%, 02/01/2025		21,765		21,384
5.250%, 04/15/2025		2,415		2,427
5.250%, 06/15/2026		2,210		2,202
Hill-Rom Holdings
5.750%, 09/01/2023 (A)		4,120		4,223
5.000%, 02/15/2025 (A)		1,025		999
Hologic
4.625%, 02/01/2028 (A)		1,157		1,090
4.375%, 10/15/2025 (A)		605		579
inVentiv Group Holdings
7.500%, 10/01/2024 (A)		763		805
IQVIA
4.875%, 05/15/2023 (A)		2,390		2,402

194	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kindred Healthcare
8.750%, 01/15/2023	$	1,675	$	1,788
Kinetic Concepts
7.875%, 02/15/2021 (A)		1,240		1,274
Mallinckrodt International Finance
5.750%, 08/01/2022 (A)		285		246
5.625%, 10/15/2023 (A)		725		599
5.500%, 04/15/2025 (A)		595		475
4.875%, 04/15/2020 (A)		3,743		3,603
Molina Healthcare
5.375%, 11/15/2022		5,163		5,162
4.875%, 06/15/2025 (A)		7,009		6,659
MPH Acquisition Holdings
7.125%, 06/01/2024 (A)		4,524		4,694
Prestige Brands
6.375%, 03/01/2024 (A)		370		364
RegionalCare Hospital Partners Holdings
8.250%, 05/01/2023 (A)		5,537		5,807
Tenet Healthcare
8.125%, 04/01/2022		2,275		2,380
7.500%, 01/01/2022 (A)		405		424
7.000%, 08/01/2025 (A)		7,568		7,521
6.750%, 06/15/2023		7,835		7,796
5.125%, 05/01/2025 (A)		2,752		2,669
4.625%, 07/15/2024 (A)		3,470		3,336
4.500%, 04/01/2021		2,050		2,038
Teva Pharmaceutical Finance Netherlands III BV
6.000%, 04/15/2024		1,183		1,172
Valeant Pharmaceuticals International
7.250%, 07/15/2022 (A)		2,560		2,599
7.000%, 03/15/2024 (A)		4,705		4,929
6.750%, 08/15/2021 (A)		1,080		1,091
6.500%, 03/15/2022 (A)		1,600		1,663
6.125%, 04/15/2025 (A)		5,625		5,203
5.875%, 05/15/2023 (A)		3,545		3,350
5.625%, 12/01/2021 (A)		1,420		1,407
5.500%, 03/01/2023 (A)		9,693		9,023
5.500%, 11/01/2025 (A)		580		569
WellCare Health Plans
5.250%, 04/01/2025		7,038		7,020

				197,160

Industrials — 8.0%
ACCO Brands
5.250%, 12/15/2024 (A)		490		490
Actuant
5.625%, 06/15/2022		4,174		4,205
ADT
3.500%, 07/15/2022		720		662
AECOM
5.875%, 10/15/2024		445		453

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Air Medical Group Holdings
6.375%, 05/15/2023 (A)	$	5,244	$	4,942
Aircastle
5.000%, 04/01/2023		370		377
Allison Transmission
5.000%, 10/01/2024 (A)		520		516
American Woodmark
4.875%, 03/15/2026 (A)		815		778
AMN Healthcare
5.125%, 10/01/2024 (A)		1,410		1,378
Arconic
5.900%, 02/01/2027		865		875
5.400%, 04/15/2021		830		852
ARD Finance
7.125% cash/7.875% PIK, 09/15/2023		5,976		5,976
Ardagh Packaging Finance
7.250%, 05/15/2024 (A)		5,020		5,240
6.000%, 02/15/2025 (A)		3,520		3,449
Avis Budget Car Rental
6.375%, 04/01/2024 (A)		1,920		1,882
5.500%, 04/01/2023		4,319		4,157
BBA US Holdings
5.375%, 05/01/2026 (A)		425		426
Beacon Roofing Supply
4.875%, 11/01/2025 (A)		666		613
Bombardier
7.500%, 12/01/2024 (A)		3,592		3,745
7.500%, 03/15/2025 (A)		845		873
6.000%, 10/15/2022 (A)		5,799		5,754
Builders FirstSource
5.625%, 09/01/2024 (A)		4,735		4,651
BWAY Holding
7.250%, 04/15/2025 (A)		6,943		6,817
BWX Technologies
5.375%, 07/15/2026 (A)		1,123		1,134
Cenveo
8.500%, 09/15/2022 (A)(C)		10,375		207
6.000%, 08/01/2019 (A)(C)		4,695		1,761
Cloud Crane
10.125%, 08/01/2024 (A)		944		1,029
CNH Industrial Capital
4.375%, 11/06/2020		840		857
Core & Main
6.125%, 08/15/2025 (A)		5,509		5,289
DAE Funding
5.000%, 08/01/2024 (A)		1,283		1,209
4.500%, 08/01/2022 (A)		864		825
Flex Acquisition
6.875%, 01/15/2025 (A)		4,414		4,260
Fortress Transportation & Infrastructure Investors
6.750%, 03/15/2022 (A)		3,225		3,257

SEI Institutional Investments Trust / Annual Report / May 31, 2018	195

SCHEDULE OF INVESTMENTS

May 31, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Gates Global
6.000%, 07/15/2022 (A)	$659	$666
General Cable
5.750%, 10/01/2022	1,535	1,570
GFL Environmental
5.375%, 03/01/2023 (A)	4,561	4,273
Great Lakes Dredge & Dock
8.000%, 05/15/2022	390	397
Grinding Media
7.375%, 12/15/2023 (A)	1,061	1,120
Hertz
7.625%, 06/01/2022 (A)	3,624	3,543
6.250%, 10/15/2022	720	641
5.875%, 10/15/2020	846	814
5.500%, 10/15/2024 (A)	2,305	1,841
Hulk Finance
7.000%, 06/01/2026 (A)	3,531	3,425
Icahn Enterprises
6.750%, 02/01/2024	278	284
6.250%, 02/01/2022 (A)	3,560	3,644
5.875%, 02/01/2022	2,663	2,690
James Hardie International Finance
5.000%, 01/15/2028 (A)	2,268	2,151
4.750%, 01/15/2025 (A)	340	330
Jeld-Wen
4.875%, 12/15/2027 (A)	5,630	5,236
4.625%, 12/15/2025 (A)	4,065	3,841
KAR Auction Services
5.125%, 06/01/2025 (A)	4,142	3,935
KLX
5.875%, 12/01/2022 (A)	1,370	1,432
Kratos Defense & Security Solutions
6.500%, 11/30/2025 (A)	510	529
LTF Merger Sub
8.500%, 06/15/2023 (A)	1,385	1,440
New Enterprise Stone & Lime
6.250%, 03/15/2026 (A)	6,000	6,030
Nielsen Finance
5.000%, 04/15/2022 (A)	1,400	1,389
Nielsen Luxembourg
5.500%, 10/01/2021 (A)	300	301
5.000%, 02/01/2025 (A)	6,500	6,273
Novelis
6.250%, 08/15/2024 (A)	2,847	2,883
5.875%, 09/30/2026 (A)	5,221	5,117
Oshkosh
5.375%, 03/01/2025	90	93
Pisces Midco
8.000%, 04/15/2026 (A)	2,450	2,388
Prime Security Services Borrower
9.250%, 05/15/2023 (A)	5,306	5,614

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
RBS Global
4.875%, 12/15/2025 (A)	$5,335	$5,135
Remington Arms
0.000%, 12/31/2049	1,885	–
Reynolds Group Issuer
7.000%, 07/15/2024 (A)	400	410
6.875%, 02/15/2021	78	79
5.848%, VAR ICE LIBOR USD 3 Month+3.500%, 07/15/2021 (A)	800	809
5.750%, 10/15/2020	1,449	1,458
RR Donnelley & Sons
6.000%, 04/01/2024	5,530	5,254
Sensata Technologies
5.625%, 11/01/2024 (A)	200	208
5.000%, 10/01/2025 (A)	5,557	5,571
4.875%, 10/15/2023 (A)	1,400	1,400
Sensata Technologies UK Financing
6.250%, 02/15/2026 (A)	3,580	3,728
SPX FLOW
5.875%, 08/15/2026 (A)	1,097	1,081
5.625%, 08/15/2024 (A)	295	291
Standard Industries
6.000%, 10/15/2025 (A)	1,515	1,530
4.750%, 01/15/2028 (A)	4,580	4,202
Summit Materials
6.125%, 07/15/2023	3,855	3,893
5.125%, 06/01/2025 (A)	1,072	1,008
Team Health Holdings
6.375%, 02/01/2025 (A)	2,170	1,882
Terex
5.625%, 02/01/2025 (A)	765	759
Titan International
6.500%, 11/30/2023 (A)	3,570	3,588
TransDigm
6.500%, 05/15/2025	2,925	2,967
6.375%, 06/15/2026	929	934
TransDigm UK Holdings
6.875%, 05/15/2026 (A)	1,388	1,416
TriMas
4.875%, 10/15/2025 (A)	375	357
Triumph Group
7.750%, 08/15/2025	600	605
4.875%, 04/01/2021	1,000	967
Tutor Perini
6.875%, 05/01/2025 (A)	4,370	4,401
United Rentals North America
5.875%, 09/15/2026	2,565	2,623
5.750%, 11/15/2024	325	335
5.500%, 07/15/2025	460	466
5.500%, 05/15/2027	2,447	2,422
4.875%, 01/15/2028	3,730	3,503

196	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Wabash National
5.500%, 10/01/2025 (A)	$630	$611
Weekley Homes
6.625%, 08/15/2025 (A)	6,110	5,820
Welbilt
9.500%, 02/15/2024	770	849
Xerium Technologies
9.500%, 08/15/2021	6,770	7,058
XPO Logistics
6.500%, 06/15/2022 (A)	775	794
6.125%, 09/01/2023 (A)	150	153
		231,396

Information Technology — 4.2%
ACI Worldwide
6.375%, 08/15/2020 (A)	830	836
Advanced Micro Devices
7.500%, 08/15/2022	1,775	1,939
Alliance Data Systems
5.375%, 08/01/2022 (A)	1,542	1,550
Amkor Technology
6.625%, 06/01/2021	607	608
6.375%, 10/01/2022	1,685	1,725
Anixter
5.500%, 03/01/2023	410	423
Ascend Learning
6.875%, 08/01/2025 (A)	385	385
BMC Software Finance
8.125%, 07/15/2021 (A)	4,964	5,089
Cardtronics
5.125%, 08/01/2022	3,341	3,249
CDW
5.000%, 09/01/2025	914	903
Change Healthcare Holdings
5.750%, 03/01/2025 (A)	2,725	2,606
CommScope Technologies
6.000%, 06/15/2025 (A)	4,958	4,970
Dell International
5.875%, 06/15/2021 (A)	340	349
Dell International LLC
6.020%, 06/15/2026 (A)	3,069	3,239
Donnelley Financial Solutions
8.250%, 10/15/2024	1,871	1,960
Entegris
4.625%, 02/10/2026 (A)	4,402	4,220
Everi Payments
7.500%, 12/15/2025 (A)	4,720	4,785
Fair Isaac
5.250%, 05/15/2026 (A)	962	972
First Data
7.000%, 12/01/2023 (A)	3,560	3,730
5.750%, 01/15/2024 (A)	4,000	4,015

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.375%, 08/15/2023 (A)	$2,931	$2,972
5.000%, 01/15/2024 (A)	2,365	2,363
Gartner
5.125%, 04/01/2025 (A)	450	447
Genesys Telecommunications Laboratories
10.000%, 11/30/2024 (A)	6,114	6,764
Hughes Satellite Systems
7.625%, 06/15/2021	2,029	2,161
6.625%, 08/01/2026	200	194
5.250%, 08/01/2026	2,360	2,245
Infor Software Parent
7.125% cash/7.875% PIK, 05/01/2021 (A)	1,665	1,673
Infor US
6.500%, 05/15/2022	3,220	3,272
Informatica
7.125%, 07/15/2023 (A)	1,330	1,350
IQVIA
5.000%, 10/15/2026 (A)	5,463	5,217
j2 Cloud Services
6.000%, 07/15/2025 (A)	2,930	2,937
MagnaChip Semiconductor
6.625%, 07/15/2021	1,180	1,139
Match Group
5.000%, 12/15/2027 (A)	1,962	1,864
Microsemi
9.125%, 04/15/2023 (A)	1,721	1,904
NCR
5.000%, 07/15/2022	3,936	3,877
Nuance Communications
5.625%, 12/15/2026	3,137	3,059
NXP
4.625%, 06/01/2023 (A)	1,265	1,290
Open Text
5.875%, 06/01/2026 (A)	2,057	2,104
Plantronics
5.500%, 05/31/2023 (A)	630	627
Rackspace Hosting
8.625%, 11/15/2024 (A)	4,480	4,558
Riverbed Technology
8.875%, 03/01/2023 (A)	260	244
RP Crown Parent
7.375%, 10/15/2024 (A)	415	427
Sabre Global
5.375%, 04/15/2023 (A)	775	783
5.250%, 11/15/2023 (A)	6,268	6,283
Solera
10.500%, 03/01/2024 (A)	2,310	2,563
Symantec
5.000%, 04/15/2025 (A)	3,515	3,403
Unisys
10.750%, 04/15/2022 (A)	3,325	3,740

SEI Institutional Investments Trust / Annual Report / May 31, 2018	197

SCHEDULE OF INVESTMENTS

May 31, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
VeriSign
4.750%, 07/15/2027	$970	$938
Veritas US
10.500%, 02/01/2024 (A)	5,278	4,500
		122,451

Materials — 6.1%
AK Steel
7.000%, 03/15/2027	2,900	2,769
Alcoa Nederland Holding
7.000%, 09/30/2026 (A)	215	232
6.750%, 09/30/2024 (A)	960	1,015
6.125%, 05/15/2028 (A)	2,127	2,186
Allegheny Technologies
7.875%, 08/15/2023	3,435	3,743
Alpha 2
8.750%, 06/01/2023 (A)	2,515	2,480
Alpha 3
6.250%, 02/01/2025 (A)	3,100	3,053
ArcelorMittal
7.250%, 10/15/2039	2,136	2,478
Axalta Coating Systems
4.875%, 08/15/2024 (A)	275	272
Big River Steel
7.250%, 09/01/2025 (A)	2,755	2,869
Boart Longyear Management
10.000% cash/12.000% PIK, 12/31/2022	2,894	2,836
CF Industries
5.150%, 03/15/2034	1,836	1,689
Chemours
6.625%, 05/15/2023	1,360	1,428
5.375%, 05/15/2027	923	898
Cleveland-Cliffs
4.875%, 01/15/2024 (A)	1,831	1,789
Compass Minerals International
4.875%, 07/15/2024 (A)	729	691
Constellium
5.875%, 02/15/2026 (A)	7,067	6,731
5.750%, 05/15/2024 (A)	2,080	2,007
Cornerstone Chemical
6.750%, 08/15/2024 (A)	5,593	5,551
Crown Americas LLC
4.750%, 02/01/2026 (A)	5,153	4,868
CVR Partners
9.250%, 06/15/2023 (A)	4,531	4,656
First Quantum Minerals
7.500%, 04/01/2025 (A)	6,298	6,164
7.250%, 04/01/2023 (A)	3,540	3,549
6.875%, 03/01/2026 (A)	5,003	4,753
6.500%, 03/01/2024 (A)	2,488	2,363

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
FMG Resources August 2006 Pty
9.750%, 03/01/2022 (A)	$178	$195
5.125%, 05/15/2024 (A)	1,899	1,863
Freeport-McMoRan
5.450%, 03/15/2043	6,038	5,449
5.400%, 11/14/2034	2,727	2,509
3.875%, 03/15/2023	2,624	2,522
GCP Applied Technologies
5.500%, 04/15/2026 (A)	840	819
HB Fuller
4.000%, 02/15/2027	2,392	2,165
Hecla Mining
6.875%, 05/01/2021	2,875	2,929
Hexion
10.000%, 04/15/2020	2,213	2,191
Hexion US Finance
6.625%, 04/15/2020	11,253	10,620
Huntsman International
5.125%, 11/15/2022	540	556
INEOS Group Holdings
5.625%, 08/01/2024 (A)	2,065	2,075
Kissner Holdings
8.375%, 12/01/2022 (A)(B)	1,460	1,493
Kraton Polymers
7.000%, 04/15/2025 (A)	2,385	2,457
LSB Industries
9.625%, 05/01/2023 (A)	1,143	1,163
Mountain Province Diamonds
8.000%, 12/15/2022 (A)	2,880	2,873
New Gold
6.375%, 05/15/2025 (A)	910	904
6.250%, 11/15/2022 (A)	4,158	4,247
Noranda Aluminum Acquisition Escrow
11.000%, 06/01/2019 (C)	385	–
NOVA Chemicals
5.250%, 06/01/2027 (A)	1,572	1,490
5.000%, 05/01/2025 (A)	3,127	2,986
4.875%, 06/01/2024 (A)	1,347	1,288
OCI
6.625%, 04/15/2023 (A)	1,811	1,862
Olin
5.000%, 02/01/2030	1,760	1,657
Owens-Brockway Glass Container
6.375%, 08/15/2025 (A)	815	839
5.875%, 08/15/2023 (A)	1,696	1,724
Platform Specialty Products
6.500%, 02/01/2022 (A)	2,450	2,511
5.875%, 12/01/2025 (A)	6,464	6,222
PQ
5.750%, 12/15/2025 (A)	3,165	3,110
Rain CII Carbon
7.250%, 04/01/2025 (A)	9,610	9,916

198	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Reichhold Industries
9.000%, 05/08/2017 (A)(B)(C)	$1,056	$–
Scotts Miracle-Gro
6.000%, 10/15/2023	1,115	1,155
5.250%, 12/15/2026	165	158
SunCoke Energy Partners
7.500%, 06/15/2025 (A)	341	346
Taseko Mines
8.750%, 06/15/2022 (A)	1,814	1,877
TPC Group
8.750%, 12/15/2020 (A)	7,006	6,904
Trinseo Materials Operating SCA
5.375%, 09/01/2025 (A)	1,805	1,778
Tronox
6.500%, 04/15/2026 (A)	984	970
Tronox Finance
5.750%, 10/01/2025 (A)	2,495	2,420
U.S. Steel
6.875%, 08/15/2025	1,414	1,446
6.250%, 03/15/2026	2,435	2,413
Venator Finance
5.750%, 07/15/2025 (A)	5,068	4,967
Versum Materials
5.500%, 09/30/2024 (A)	1,500	1,507
		177,646

Real Estate — 1.2%
CoreCivic
4.625%, 05/01/2023	1,065	1,046
Equinix
5.875%, 01/15/2026	1,045	1,065
5.750%, 01/01/2025	100	102
5.375%, 01/01/2022	1,090	1,121
GEO Group
6.000%, 04/15/2026	3,209	3,137
5.875%, 01/15/2022	1,715	1,743
5.125%, 04/01/2023	255	250
GLP Capital
5.750%, 06/01/2028	730	733
5.250%, 06/01/2025	730	731
Howard Hughes
5.375%, 03/15/2025 (A)	1,051	1,016
Iron Mountain
6.000%, 08/15/2023	790	814
5.250%, 03/15/2028 (A)	2,386	2,246
4.875%, 09/15/2027 (A)	2,722	2,531
Kennedy-Wilson
5.875%, 04/01/2024	500	491
MPT Operating Partnership
5.250%, 08/01/2026	350	339
5.000%, 10/15/2027	3,223	3,030

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Qualitytech
4.750%, 11/15/2025 (A)	$827	$772
Realogy Group
4.875%, 06/01/2023 (A)	6,794	6,386
RHP Hotel Properties
5.000%, 04/15/2021	555	558
5.000%, 04/15/2023	2,350	2,335
Sabra Health Care
5.125%, 08/15/2026	1,311	1,261
SBA Communications
4.875%, 09/01/2024	2,319	2,165
Uniti Group
8.250%, 10/15/2023	1,450	1,414
7.125%, 12/15/2024 (A)	425	396
6.000%, 04/15/2023 (A)	470	459
		36,141

Telecommunication Services — 10.7%
C&W Senior Financing Designated Activity
6.875%, 09/15/2027 (A)	5,461	5,311
CB Escrow
8.000%, 10/15/2025 (A)	2,875	2,688
CenturyLink
7.500%, 04/01/2024	7,755	7,973
6.750%, 12/01/2023	5,950	5,935
5.800%, 03/15/2022	2,438	2,408
5.625%, 04/01/2025	5,898	5,508
Cequel Communications Holdings I
7.500%, 04/01/2028 (A)	2,975	2,979
Cogent Communications Finance
5.625%, 04/15/2021 (A)	2,500	2,500
Cogent Communications Group
5.375%, 03/01/2022 (A)	1,185	1,203
Digicel Group
8.250%, 09/30/2020 (A)	4,591	3,478
6.750%, 03/01/2023 (A)	1,730	1,500
6.000%, 04/15/2021 (A)	4,138	3,791
Frontier Communications
11.000%, 09/15/2025	4,818	3,854
10.500%, 09/15/2022	13,641	12,277
8.500%, 04/15/2020	3,259	3,340
8.500%, 04/01/2026 (A)	2,670	2,587
7.125%, 01/15/2023	3,220	2,363
6.875%, 01/15/2025	8,525	5,456
GCI
6.875%, 04/15/2025	3,535	3,681
6.750%, 06/01/2021	1,024	1,038
GTT Communications
7.875%, 12/31/2024 (A)	3,327	3,327
Inmarsat Finance
6.500%, 10/01/2024 (A)	3,272	3,149
4.875%, 05/15/2022 (A)	4,185	3,986

SEI Institutional Investments Trust / Annual Report / May 31, 2018	199

SCHEDULE OF INVESTMENTS

May 31, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)	$2,814	$2,920
8.000%, 02/15/2024 (A)	4,739	5,011
7.500%, 04/01/2021	4,356	4,258
7.250%, 10/15/2020	8,755	8,580
5.500%, 08/01/2023	2,347	2,052
Intelsat Luxembourg
7.750%, 06/01/2021	825	681
Level 3 Financing
5.625%, 02/01/2023	100	101
5.375%, 01/15/2024	5,313	5,180
5.375%, 05/01/2025	10,676	10,329
Level 3 Parent LLC
5.750%, 12/01/2022	705	705
MDC Partners
6.500%, 05/01/2024 (A)	2,860	2,531
Midcontinent Communications
6.875%, 08/15/2023 (A)	1,015	1,068
Numericable Group
6.250%, 05/15/2024 (A)	7,742	7,510
6.000%, 05/15/2022 (A)	3,595	3,581
Qwest Capital Funding
7.750%, 02/15/2031	570	520
Radiate Holdco
6.625%, 02/15/2025 (A)	9,724	8,922
SFR Group
7.375%, 05/01/2026 (A)	16,538	16,083
SoftBank Group
6.250%, 04/15/2028	422	414
Sprint
7.875%, 09/15/2023	15,538	16,307
7.625%, 02/15/2025	10,603	10,921
7.625%, 03/01/2026	275	283
7.250%, 09/15/2021	6,369	6,592
7.125%, 06/15/2024	8,165	8,226
Sprint Capital
8.750%, 03/15/2032	4,565	4,913
6.875%, 11/15/2028	1,130	1,082
Sprint Communications
6.000%, 11/15/2022	5,258	5,232
Telenet Finance Luxembourg Notes
5.500%, 03/01/2028 (A)	1,600	1,552
Telesat Canada
8.875%, 11/15/2024 (A)	4,828	5,250
TIBCO Software
11.375%, 12/01/2021 (A)	4,363	4,745
T-Mobile USA
6.500%, 01/15/2024	955	998
6.500%, 01/15/2026	5,459	5,698
6.375%, 03/01/2025	4,545	4,749
4.750%, 02/01/2028	3,440	3,216

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
U.S. Cellular
6.700%, 12/15/2033	$2,680	$2,781
UPCB Finance IV
5.375%, 01/15/2025 (A)	3,440	3,302
Urban One
9.250%, 02/15/2020 (A)	6,930	6,583
7.375%, 04/15/2022 (A)	6,566	6,402
Videotron
5.375%, 06/15/2024 (A)	420	425
5.125%, 04/15/2027 (A)	3,995	3,865
Virgin Media Finance
5.750%, 01/15/2025 (A)	869	822
Virgin Media Secured Finance
5.500%, 01/15/2025 (A)	315	304
5.500%, 08/15/2026 (A)	1,220	1,157
5.250%, 01/15/2026 (A)	4,195	3,933
Wind Tre
5.000%, 01/20/2026 (A)	6,298	5,042
Windstream Services
7.750%, 10/15/2020	1,051	910
6.375%, 08/01/2023	990	572
Windstream Services LLC
8.750%, 12/15/2024 (A)	4,866	2,944
6.375%, 08/01/2023 (A)	5,210	2,944
Zayo Group
6.375%, 05/15/2025	1,935	1,962
6.000%, 04/01/2023	2,630	2,666
5.750%, 01/15/2027 (A)	2,265	2,191
Ziggo Bond Finance
6.000%, 01/15/2027 (A)	5,414	5,062
5.875%, 01/15/2025 (A)	435	411
Ziggo BV
5.500%, 01/15/2027 (A)	7,167	6,842
		311,662

Utilities — 1.2%
AES
6.000%, 05/15/2026	125	129
4.875%, 05/15/2023	290	291
4.000%, 03/15/2021	840	840
AmeriGas Partners
5.875%, 08/20/2026	235	229
5.500%, 05/20/2025	720	699
Calpine
5.750%, 01/15/2025	2,450	2,229
5.250%, 06/01/2026 (A)	1,621	1,532
Ferrellgas
6.750%, 01/15/2022	165	151
Ferrellgas Partners
8.625%, 06/15/2020	628	605
GenOn Americas Generation
9.125%, 05/01/2031 (C)	250	131

200	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NextEra Energy Operating Partners
4.500%, 09/15/2027 (A)	$3,872	$	3,601
4.250%, 09/15/2024 (A)	982		938
NRG Energy
7.250%, 05/15/2026	3,205		3,437
6.250%, 05/01/2024	2,135		2,204
5.750%, 01/15/2028 (A)	2,910		2,874
NSG Holdings
7.750%, 12/15/2025 (A)	2,624		2,867
Rockpoint Gas Storage Canada
7.000%, 03/31/2023 (A)	2,650		2,673
Talen Energy Supply
6.500%, 06/01/2025	221		171
TerraForm Power Operating
5.000%, 01/31/2028 (A)	4,108		3,877
Texas Energy (Escrow Security)
3.894%, 12/31/2034 (B)	226		18
Vistra Energy
7.625%, 11/01/2024	3,510		3,769
7.375%, 11/01/2022	570		599
			33,864

Total Corporate Obligations (Cost $2,223,032) ($ Thousands)			2,160,014

ASSET-BACKED SECURITIES — 9.6%

Other Asset-Backed Securities — 9.6%

Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
2.447%, VAR ICE LIBOR USD 1 Month+0.550%, 03/15/2019 (A)(B)	835		21
B&M CLO, Ser 2014-1A, Cl E
8.098%, VAR ICE LIBOR USD 3 Month+5.750%, 04/16/2026 (A)(B)	2,520		2,305
Battalion CLO IV, Ser 2013-4A, Cl SUB
0.000%, 10/22/2025 (A)(B)(H)	1,560		257
Battalion CLO V, Ser 2014-5A, Cl SUB
0.000%, 04/17/2026 (A)(B)(H)	3,445		1,033
Battalion CLO VII, Ser 2014-7A, Cl SUB
0.000%, 10/17/2026 (A)(B)(H)	4,118		1,688
Battalion CLO VIII, Ser 2015-8A, Cl SUB
0.000%, 04/18/2030 (A)(B)(G)(H)	4,378		2,977
Battalion CLO VIII, Ser 2017-8A, Cl D1R
9.355%, VAR ICE LIBOR USD 3 Month+7.000%, 07/18/2030 (A)(B)	5,000		5,053
Battalion CLO X, Ser 2016-10A, Cl SUB
0.000%, 01/24/2029 (A)(B)(G)(H)	6,380		5,551
Battalion CLO XI, Ser 2017-11A, Cl SUB
0.000%, 10/24/2029 (A)(B)(H)	10,431		8,723
Battalion CLO XII, Ser 2018-12A, Cl SUB
0.000%, 05/17/2031 (A)(B)(H)	8,633		7,602

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
0.000%, 07/20/2029 (A)(B)(G)(H)	$2,640	$	1,320
Benefit Street Partners CLO IV
0.000%, 07/20/2026 (A)(B)(H)	3		2,043
Benefit Street Partners CLO IX
0.000%, 07/20/2025 (A)(B)(H)	3,068		2,700
Benefit Street Partners CLO V
0.000%, 10/20/2026 to 04/20/2031 (A)(B)(H)	16,714		9,704
Benefit Street Partners CLO VII, Ser 2015-VII, Cl SUB
0.000%, 07/18/2027 (B)(H)	9,035		7,336
Benefit Street Partners CLO VIII
0.000%, 01/20/2031 (A)(B)(G)(H)	9,000		7,920
Benefit Street Partners CLO X, Ser 2016-10A, Cl SUB
0.000%, 01/15/2029 (A)(B)(H)	8,928		7,651
Benefit Street Partners CLO XII, Ser 2017-12A, Cl SUB
0.000%, 10/15/2030 (A)(B)(H)	10,091		9,183
Benefit Street Partners CLO XIV, Ser 2018-14A, Cl SUB
0.000%, 04/20/2031 (A)(B)(H)	6,857		6,103
Benefit Street Partners CLO, Ser 2015-VIA, Cl SUB
0.000%, 10/18/2029 (A)(B)(H)	9,535		7,390
Cathedral Lake CLO III, Ser 2015-3A, Cl SUB
0.000%, 01/15/2026 (A)(B)(H)	2,506		2,381
Cathedral Lake CLO V Warehouse Note
0.000% (B)(I)	4,292		4,292
CIFC Funding, Ser 2012-2A, Cl SUB
0.000%, 12/05/2024 (A)(B)(H)	2,313		–
CVP Cascade CLO, Ser 2014-2A, Cl D
7.155%, VAR ICE LIBOR USD 3 Month+4.800%, 07/18/2026 (A)(B)	779		738
CVP Cascade CLO, Ser 2014-2A, Cl E
8.155%, VAR ICE LIBOR USD 3 Month+5.800%, 07/18/2026 (A)(B)	2,531		2,234
Fifth Street Senior Loan Fund I, Ser 2015-1A, Cl E
9.559%, VAR ICE LIBOR USD 3 Month+7.200%, 01/20/2027 (A)(B)	5,110		4,933
Figueroa CLO, Ser 2013-1I, Cl SUB
0.000%, 03/21/2024 (B)(H)	7,644		–
Figueroa CLO, Ser 2013-2A, Cl SUB
0.000%, 06/20/2027 (A)(B)(H)	3,046		1,421
Fortress Credit Opportunities VI CLO, Ser 2015-6A, Cl F
8.821%, VAR ICE LIBOR USD 3 Month+6.750%, 03/31/2027 (A)(B)	2,270		2,254
Great Lakes CLO, Ser 2014-1A, Cl SUB
0.000%, 10/15/2029 (A)(B)(H)	4,940		4,322

SEI Institutional Investments Trust / Annual Report / May 31, 2018	201

SCHEDULE OF INVESTMENTS

May 31, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Great Lakes CLO, Ser 2015-1, Cl SUB
0.000%, 07/15/2026 (A)(B)(H)	$6,015	$	4,812
Great Lakes CLO, Ser 2017-1A, Cl ER
9.848%, VAR ICE LIBOR USD 3 Month+7.500%, 10/15/2029 (A)(B)	3,376		3,329
Great Lakes CLO, Ser 2017-1A, Cl FR
12.348%, VAR ICE LIBOR USD 3 Month+10.000%, 10/15/2029 (A)(B)	1,972		1,921
Great Lakes CLO, Ser 2018-1A, Cl ER
9.708%, VAR ICE LIBOR USD 3 Month+7.360%, 01/16/2030 (A)(B)	4,328		4,136
Great Lakes CLO, Ser 2018-1A, Cl FR
12.348%, VAR ICE LIBOR USD 3 Month+10.000%, 01/16/2030 (A)(B)	1,595		1,472
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl D
9.919%, VAR ICE LIBOR USD 3 Month+7.560%, 07/20/2029 (A)(B)	5,687		5,689
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl SUB
0.000%, 07/20/2029 (A)(B)(H)	1,149		1,120
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl D
9.290%, VAR ICE LIBOR USD 3 Month+7.070%, 04/18/2030 (A)(B)	2,886		2,814
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl SUB
0.000%, 04/18/2030 (A)(B)(H)	2,164		2,164
JFIN Revolver CLO, Ser 2014-2A, Cl C
5.081%, VAR ICE LIBOR USD 3 Month+2.750%, 02/20/2022 (A)(B)	1,972		1,972
Lockwood Grove CLO, Ser 2014-1A, Cl SUB
0.000%, 01/25/2030 (A)(B)(H)	4,865		3,746
Lockwood Grove CLO, Ser 2018-1A, Cl ERR
8.210%, VAR ICE LIBOR USD 3 Month+5.850%, 01/25/2030 (A)(B)	3,201		3,201
Neuberger Berman CLO XVI, Ser 2018-16SA, Cl SUB
0.000%, 01/15/2028 (A)(B)(H)	1,563		1,545
Neuberger Berman CLO XXII, Ser 2016-22A, Cl SUB
0.100%, 10/17/2027 (A)(B)	161		116
0.000%, 10/17/2027 (A)(B)(H)	5,235		3,507
NewStar Berkeley Fund CLO, Ser 2016-1A, Cl D
7.460%, VAR ICE LIBOR USD 3 Month+5.100%, 10/25/2028 (A)(B)	1,110		1,117
NewStar Berkeley Fund CLO, Ser 2016-1A, Cl E
10.110%, VAR ICE LIBOR USD 3 Month+7.750%, 10/25/2028 (A)(B)	15,428		15,738

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
NewStar Berkeley Fund CLO, Ser 2016-1A, Cl SUB
0.000%, 10/25/2028 (A)(B)(G)(H)	$21,812	$	17,886
NewStar Clarendon Fund CLO, Ser 2015-1A, Cl E
8.410%, VAR ICE LIBOR USD 3 Month+6.050%, 01/25/2027 (A)(B)	4,470		4,344
NewStar Fairfield Fund CLO, Ser 2015-2A, Cl SUB
0.000%, 04/20/2030 (A)(B)(H)	8,212		6,711
NewStar Fairfield Fund CLO, Ser 2018-2A, Cl DN
9.739%, VAR ICE LIBOR USD 3 Month+7.380%, 04/20/2030 (A)(B)	4,200		4,074
NXT Capital CLO, Ser 2017-1A, Cl E
9.709%, VAR ICE LIBOR USD 3 Month+7.350%, 04/20/2029 (A)(B)	21,400		20,685
OCP CLO, Ser 2012-2A, Cl SUB
0.000%, 11/22/2023 (A)(B)(H)	2,940		1,509
OCP CLO, Ser 2017-14A, Cl SUB
0.000%, 11/20/2030 (A)(B)(H)	3,012		2,455
Shackleton CLO, Ser 2014-6A, Cl SUB
0.000%, 07/17/2026 (A)(B)(H)	7,965		2,549
TCP Whitney CLO, Ser 2017-1I, Cl SUB
0.000%, 08/20/2029 (B)(H)	13,119		12,336
TCW CLO, Ser 2017-1A, Cl SUB
0.000%, 07/29/2029 (A)(B)(H)	7,377		6,289
TCW CLO, Ser 2018-1A, Cl SUB
0.000%, 04/25/2031 (A)(B)(H)	5,509		4,958
Venture CDO, Ser 2016-25A, Cl SUB
0.000%, 04/20/2029 (A)(B)(H)	2,950		2,640
Venture X CLO, Ser 2012-10A, Cl SUB
0.000%, 07/20/2022 (A)(B)(H)	9,455		4,827
Venture X CLO, Ser 2017-10A, Cl ERR
9.109%, VAR ICE LIBOR USD 3 Month+6.750%, 04/20/2027 (A)(B)	2,000		2,002
Venture XXVI CLO, Ser 2017-26A, Cl SUB
0.000%, 01/20/2029 (A)(B)(H)	2,865		2,392
Venture XXVIII CLO, Ser 2017-28A, Cl SUB
0.000%, 07/20/2030 (A)(B)(H)	7,469		6,535

Total Asset-Backed Securities (Cost $243,497) ($ Thousands)			279,726

LOAN PARTICIPATIONS — 9.0%
1011778 B.C. Unlimited Liability (New Red Finance) (aka Burger King/Tim Hortons), Term Loan B-3, 1st Lien
4.230%, VAR LIBOR+2.250%, 02/16/2024	5,329		5,324

202	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Academy, Initial Term Loan, 1st Lien
6.017%, VAR LIBOR+4.000%, 07/01/2022	$3,482	$2,752
5.907%, VAR LIBOR+4.000%, 07/01/2022	5,859	4,631
Accudyne Industries Borrower S.C.A. / Accudyne Industries LLC (fka Silver II US Holdings LLC), Initial Term Loan, 1st Lien
5.230%, VAR LIBOR+3.250%, 08/18/2024	1,336	1,339
Air Medical Group Holdings, Term Loan B, 1st Lien
6.184%, VAR LIBOR+4.250%, 03/14/2025	2,005	2,009
Air Medical Group Holdings, Term Loan, 1st Lien
5.173%, VAR LIBOR+3.250%, 04/28/2022	1,955	1,951
Akorn, Term Loan B, 1st Lien
6.250%, VAR LIBOR+4.250%, 04/16/2021	1,447	1,407
Alvogen Pharma US, Term Loan, 1st Lien
6.980%, VAR LIBOR+5.000%, 04/01/2022	2,445	2,459
American Greetings, Term Loan B, 1st Lien
6.479%, 04/06/2024	2,450	2,468
Apex Tool Group, Second Amendment Term Loan
5.730%, VAR LIBOR+3.750%, 02/01/2022	5,514	5,524
Applied Systems, Term Loan, 2nd Lien
9.302%, VAR LIBOR+7.000%, 09/19/2025	617	637
Ascend Learning, Initial Term Loan, 1st Lien
4.980%, VAR LIBOR+3.250%, 07/12/2024	259	259
Aspect Software, Term Loan, 1st Lien
12.556%, VAR LIBOR+10.500%, 05/25/2020	–	–
Asurion LLC (fka Asurion), Replacement Term Loan B-2, 2nd Lien
7.980%, VAR LIBOR+6.000%, 08/04/2025	4,601	4,709
Asurion LLC (fka Asurion), Replacement Term Loan B-6
4.730%, VAR LIBOR+2.750%, 11/03/2023	478	480
Atlas America Finance, Term Loan
9.310%, VAR LIBOR+7.330%, 05/06/2021	196	194
Audio Visual Services, Term Loan, 2nd Lien
9.256%, VAR LIBOR+7.250%, 09/01/2025	1,113	1,105

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Avaya, Exit Term Loan, 1st Lien
6.684%, VAR LIBOR+4.750%, 12/15/2024	$1,574	$1,582
Big River Steel, Closing Date Term Loan, 1st Lien
7.302%, VAR LIBOR+5.000%, 08/23/2023	2,370	2,412
Boardriders, Term Loan B, 1st Lien
8.480%, 04/08/2024 (B)	2,955	2,911
Boart Longyear Management, Term Loan, 1st Lien
11.000%, VAR LIBOR+0.000%, 10/23/2020 (B)(G)	147	147
BPA Laboratories, Term Loan, 2nd Lien
10.052%, VAR LIBOR+2.500%, 04/29/2020 (B)	273	257
BWay Holding, Initial Term Loan, 1st Lien
5.588%, VAR LIBOR+3.250%, 04/03/2024	2,109	2,112
5.272%, VAR LIBOR+3.250%, 04/03/2024	5	5
California Resources, Term Loan, 1st Lien
12.336%, VAR LIBOR+10.375%, 12/31/2021	5,562	6,233
Cengage Term Loan B
6.184%, VAR LIBOR+4.250%, 06/07/2023	4,940	4,423
Ceva Group PLC (fka Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 1st Lien
6.500%, VAR LIBOR+-0.100%, 03/19/2021	203	202
Ceva Intercompany BV, Dutch BV Term Loan, 1st Lien
7.859%, VAR LIBOR+5.500%, 03/19/2021	70	70
Ceva Logistics Canada, ULC (fka TNT Canada ULC), Canadian Term Loan, 1st Lien
7.859%, VAR LIBOR+5.500%, 03/19/2021	35	35
Ceva Logistics U.S. Holdings (fka Louis U.S. Holdco), US Term Loan, 1st Lien
7.859%, VAR LIBOR+5.500%, 03/19/2021	284	283
Charter Communications Operating, LLC (aka CCO Safari LLC), Term B Loan, 1st Lien
3.990%, VAR LIBOR+2.000%, 04/30/2025	3,733	3,738
Checkout Holding, Term Loan B, 1st Lien
5.480%, VAR LIBOR+3.500%, 04/09/2021	4,245	2,891
Chesapeake Energy, Class A Loan, 1st Lien
9.468%, VAR LIBOR+7.500%, 08/23/2021	2,850	2,992

SEI Institutional Investments Trust / Annual Report / May 31, 2018	203

SCHEDULE OF INVESTMENTS

May 31, 2018

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
CityCenter Holdings, Term B Loan, 1st Lien
4.230%, VAR LIBOR+2.500%, 04/18/2024	$981	$	981
Club, Cov-Lite Term Loan B, 1st Lien
5.552%, VAR LIBOR+3.250%, 09/18/2024	1,777		1,772
Communications Sales & Leasing (CSL Capital, LLC), Shortfall Term Loan, 1st Lien
4.980%, VAR LIBOR+3.000%, 10/24/2022	3,176		3,084
Contura Energy, Term Loan, 1st Lien
6.990%, VAR LIBOR+5.000%, 03/18/2024	2,794		2,798
Coronado Australia Holdings, Term Loan B, 1st Lien
8.802%, VAR LIBOR+6.500%, 03/29/2025 (B)	2,825		2,860
Coronado Australia Holdings, Term Loan C, 1st Lien
8.802%, VAR LIBOR+6.500%, 03/29/2025 (B)	770		780
Cowlitz Tribal Gaming Authority, Term Loan B, 1st Lien
12.480%, VAR LIBOR+10.500%, 12/06/2021 (B)	4,388		4,739
Crown Americas, Term Loan, 1st Lien
4.312%, VAR LIBOR+2.000%, 04/03/2025	630		633
CTI Foods Holding, Term Loan, 2nd Lien
9.240%, VAR LIBOR+7.250%, 06/28/2021	950		713
Cumulus Media Holdings, Term Loan, 1st Lien
7.000%, VAR LIBOR+3.250%, 12/23/2020	8,788		7,631
Dex Media, Term Loan, 1st Lien
11.990%, VAR LIBOR+10.000%, 07/29/2021	572		584
East Valley Tourist Development Authority, Term Loan, 1st Lien
10.302%, VAR LIBOR+8.000%, 09/30/2020 (B)	4,425		4,491
Empire Generating, Term B Advance, 1st Lien
6.610%, VAR LIBOR+4.250%, 03/12/2021	1,531		978
Empire Generating, Term C Advance, 2nd Lien
6.610%, VAR LIBOR+4.250%, 03/12/2021	151		97
Endo Luxembourg Finance Company I, Initial Term Loan, 1st Lien
6.250%, VAR LIBOR+4.250%, 04/29/2024	2,450		2,422

Description	Face Amount (Thousands)		Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Evergreen Skills Lux SARL, Initial Term Loan, 1st Lien
6.730%, VAR LIBOR+4.750%, 04/28/2021	$3,640	$	3,402
Fairmount Santrol (fka Fairmount Minerals, Ltd.), Initial Term Loan, 1st Lien
8.300%, VAR LIBOR+6.000%, 11/01/2022	1,415		1,415
First Data, Term Loan, 1st Lien
3.965%, VAR LIBOR+2.250%, 04/26/2024	3,837		3,834
Flex Acquisition, Initial Term Loan, 1st Lien
5.308%, VAR LIBOR+3.000%, 12/29/2023	1,936		1,932
Foresight Energy LLC, Term Loan, 1st Lien
8.109%, VAR LIBOR+5.750%, 03/28/2022	2,328		2,294
Formula One Management, Facility B3, 1st Lien
4.480%, VAR LIBOR+2.500%, 02/01/2024	4,732		4,699
Forterra Finance LLC, Replacement Term Loan
4.901%, VAR LIBOR+3.000%, 10/25/2023	1,860		1,739
Frontier Communications, Term Loan B-1, 1st Lien
5.740%, VAR LIBOR+3.750%, 06/15/2024	4,000		3,963
Gardner Denver, Tranche B-1 Dollar Term Loan, 1st Lien
5.052%, VAR LIBOR+2.750%, 07/30/2024	1,168		1,173
Gavilan Resources, Initial Term Loan, 2nd Lien
7.934%, VAR LIBOR+6.000%, 03/01/2024	2,655		2,599
General Nutrition Centers, FILO Term Loan, 1st Lien
8.910%, VAR LIBOR+7.000%, 12/31/2022	1,024		1,054
General Nutrition Centers, Tranche B-2 Term Loan, 1st Lien
10.740%, VAR LIBOR+8.750%, 03/04/2021	1,795		1,698
Green Energy Partners/Stonewall, Term B-1 Conversion Advances, 1st Lien
7.802%, VAR LIBOR+5.500%, 11/13/2021 (B)	735		726
Gulf Finance, LLC, Tranche B Term Loan, 1st Lien
7.560%, VAR LIBOR+5.250%, 08/25/2023	707		606

204	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Hub International, Initial Term Loan, 1st Lien
5.360%, VAR LIBOR+3.000%, 04/25/2025	$3,201	$3,195
iHeartCommunications (fka Clear Channel Communications), Tranche D Term Loan, 1st Lien
9.052%, VAR LIBOR+6.750%, 01/30/2019 (B)(C)	606	475
Indivior Finance, Replacement Term Loan
6.860%, 12/19/2022	1,517	1,529
Intelsat Jackson Holdings, Tranche B-5 Term Loan, 1st Lien
6.625%, 01/02/2024	2,600	2,660
J. Crew Group, Amended Loan, 1st Lien
5.196%, VAR LIBOR+3.220%, 03/05/2021	3,047	2,561
5.181%, VAR LIBOR+3.220%, 03/05/2021	906	762
J.C. Penney, Term Loan, 1st Lien
6.569%, VAR LIBOR+4.250%, 06/23/2023	2,450	2,302
KCA, Term Loan, 1st Lien
8.806%, 02/28/2023	650	650
Ligado Networks LLC (fka New LightSquared, LLC), Junior Loan, 2nd Lien
14.540%, VAR LIBOR+12.500%, 12/07/2020 (B)	3,507	1,171
Mashantucket (Western) Pequot Tribe, Term B Loan
10.105%, VAR LIBOR+8.125%, 06/30/2020	11,981	11,682
Mashantucket (Western) Pequot Tribe, Term Loan A
5.730%, VAR LIBOR+3.750%, 06/30/2020	1,024	998
Mavenir, Term Loan B, 1st Lien
7.930%, 05/01/2025 (B)	5,375	5,348
McDermott International, Term Loan
6.908%, VAR LIBOR+5.000%, 05/12/2025	2,451	2,470
Medallion Midland, Term Loan B, 1st Lien
5.230%, VAR LIBOR+3.250%, 10/30/2024	1,222	1,202
Medical Card System, Term Loan
2.848%, VAR LIBOR+0.500%, 05/31/2019 (B)(G)	2,126	1,969
MEG Energy, Initial Term Loan, 1st Lien
5.810%, VAR LIBOR+3.500%, 12/31/2023	99	99
Meredith, Term Loan, 1st Lien
4.980%, VAR LIBOR+3.000%, 01/31/2025	1,350	1,354

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Metroflag, Term Loan, 2nd Lien
14.000%, 01/06/2009 (C)	$325	$—
Mohegan Tribal Gaming Authority, Term B Loan, 1st Lien
5.980%, VAR LIBOR+4.000%, 10/13/2023	5,320	5,096
Moneygram International, Term Loan
5.552%, VAR LIBOR+3.250%, 03/27/2020	1,760	1,726
Murray Energy, Term Loan B-2
9.552%, VAR LIBOR+7.250%, 04/16/2020	6,148	5,707
Neiman Marcus Group, Other Term Loan
5.173%, VAR LIBOR+3.250%, 10/25/2020	3,946	3,490
New LightSquared, Term Loan, 1st Lien
10.785%, VAR LIBOR+0.000%, 12/07/2020	3,283	2,760
New MMI, Term B Loan, 1st Lien
7.272%, VAR LIBOR+4.750%, 02/13/2023	3,148	3,127
Nine West Holdings, Initial Loan (Unsecured), 1st Lien
6.954%, VAR LIBOR+5.250%, 01/08/2020 (C)	7,707	3,430
Occidental Petroleum, Term Loan, 1st Lien
6.698%, VAR LIBOR+4.750%, 12/31/2022 (B)	5,035	5,146
Onex Carestream Finance LP, Term Loan (First Lien 2013), 1st Lien
5.980%, VAR LIBOR+4.000%, 06/07/2019	515	515
Onex Carestream Finance LP, Term Loan, 1st Lien
10.480%, VAR LIBOR+8.500%, 12/07/2019	3,003	2,988
Ortho-Clinical Diagnostics, Initial Term Loan, 1st Lien
5.729%, VAR LIBOR+3.750%, 06/30/2021	903	903
P.F. Chang’s China Bistro, Term Loan B, 1st Lien
7.671%, 09/01/2022	2,437	2,420
P.F. Chang’s China Bistro, Term Loan, 1st Lien
7.453%, 09/01/2022	9	9
7.302%, 09/01/2022	4	4
P2 Upstream Acquisition (P2 Upstream Canada BC ULC), Term Loan, 1st Lien
6.370%, VAR LIBOR+4.000%, 10/30/2020	1,057	1,049

SEI Institutional Investments Trust / Annual Report / May 31, 2018	205

SCHEDULE OF INVESTMENTS

May 31, 2018

High Yield Bond Fund (Continued)

Description		Face Amount (Thousands)		Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Panda Temple Power II, Construction Term Loan Advance, 1st Lien
8.302%, VAR LIBOR+6.000%, 04/03/2019	$	342	$	321
Paperworks Industries, Exchanged Term Loan, 1st Lien
0.000%, 02/22/2023 (K)		481		505
Paperworks Industries, New Money Term Loan, 1st Lien
0.000%, 02/22/2023 (K)		795		834
Petco Animal Supplies, Term Loan, 1st Lien
5.609%, VAR LIBOR+3.000%, 01/26/2023		3,673		2,574
PetSmart, Tranche B-2 Loan, 1st Lien
4.920%, VAR LIBOR+3.000%, 03/11/2022		1,201		936
Quorum Health, Term Loan B, 1st Lien
8.730%, VAR LIBOR+6.750%, 04/29/2022		1,358		1,378
Revlon Consumer Products, Initial Term Loan B, 1st Lien
5.476%, VAR LIBOR+3.500%, 09/07/2023		1,102		855
Riverbed Technology, First Amendment Term Loan, 1st Lien
5.240%, VAR LIBOR+3.250%, 04/25/2022		1,189		1,178
Rue 21 LLC, Term Loan
12.500%, 09/22/2022		196		108
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 1st Lien
8.302%, VAR LIBOR+6.000%, 02/21/2021		1,220		1,061
Sequa Mezzanine Holdings LLC, Initial Term Loan, 1st Lien
11.099%, VAR LIBOR+9.000%, 04/28/2022		1,543		1,540
7.071%, VAR LIBOR+5.000%, 11/28/2021		1,704		1,702
Sinclair Broadcasting Group, Term Loan B-2
4.240%, VAR LIBOR+2.250%, 01/03/2024		2,383		2,382
Sinclair Broadcasting Group, Term Loan, 1st Lien
0.000%, 12/12/2024 (K)		1,387		1,385
Staples, Closing Date Term Loan
6.358%, VAR LIBOR+4.000%, 09/12/2024		3,551		3,471
Steinway Musical Instruments, Term Loan B, 1st Lien
5.684%, 02/14/2025		2,535		2,548

Description		Face Amount (Thousands)		Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Syniverse Holdings, Term Loan, 1st Lien
6.928%, VAR LIBOR+5.000%, 03/09/2023	$	4,870	$	4,875
Team Health Holdings, Initial Term Loan, 1st Lien
4.730%, VAR LIBOR+2.750%, 02/06/2024		1,644		1,585
Titan Acquisition, Initial Term Loan, 1st Lien
5.056%, VAR LIBOR+3.000%, 03/28/2025		2,005		1,990
Transdigm, New Tranche G Term Loan
4.802%, VAR LIBOR+2.500%, 08/22/2024		4,868		4,852
Traverse Midstream Partners, Advance, 1st Lien
5.850%, VAR LIBOR+4.000%, 09/27/2024		4,512		4,512
Ultra Resources, Term Loan, 1st Lien
4.934%, VAR LIBOR+3.000%, 04/12/2024		300		274
Vantiv, New Term B-4 Loan, 1st Lien
3.919%, VAR LIBOR+2.000%, 08/09/2024		2,805		2,809
Vantiv, Term Loan B-3, 1st Lien
3.919%, VAR LIBOR+2.000%, 10/14/2023		855		856
Vizient, Term B-3 Loan, 1st Lien
4.730%, VAR LIBOR+2.750%, 02/13/2023		537		541
Walter Investment Management, Tranche B Term Loan, 1st Lien
7.980%, VAR LIBOR+6.000%, 06/30/2022 (C)		1,199		1,144
Windstream Services (fka Windstream), Tranche B-6 Term Loan (2016)
5.940%, VAR LIBOR+4.000%, 03/29/2021		3,248		3,114
Windstream Services (fka Windstream), Tranche B-7 Term Loan
5.190%, VAR LIBOR+3.250%, 02/17/2024		1,098		972

Total Loan Participations
(Cost $265,567) ($ Thousands)				262,337

	Shares
COMMON STOCK — 0.9%
21st Century Oncology *(G)		1,802		68
Amplify Energy *		147,449		1,578
Aspect Software CR1 *(B)(G)		40,500		126
Aspect Software CR2 *(B)(G)		16,397		51
Avaya Holdings *		48,910		1,080
Berry Petroleum *(B)		174,030		1,914

206	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description		Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Berry Petroleum (Escrow Security) *(B)		4,407,000	$—
Boart Longyear *		95,401,029	794
Caesars Entertainment *		75,637	919
Ceva Holdings *(B)		561	154
CHC Group *		3,887	27
CUI Acquisition *(B)(G)		3	244
Global Aviation Holdings, Cl A *(B)		101,199	—
Gymboree *		71,390	1,464
Halcon Resources *		93,809	454
Houghton Mifflin Harcourt *		37,762	257
Linn Energy *		4,652	181
Medical Card Systems *(B)		395,653	—
MModal *		43,639	1,349
NII Holdings *		109,107	250
Paperworks Industries *		76,920	1,667
Patterson-UTI Energy		38,007	786
Peabody Energy *		660,000	—
Quad/Graphics Inc, Cl A		356	7
Reichhold Industries *(B)(G)		1,755	1,738
Remington Outdoor *(G)		19,372	159
Rue 21 *		76,558	45
SandRidge Energy *		10,878	158
SandRidge Energy (Escrow Security) (B)		7,605,000	—
TE Holdcorp *		67,771	44
Titan Energy *		22,243	24
UCI International *(B)(G)		39,275	712
VICI Properties		246,073	4,767
Vistra Energy *		249,495	6,120

Total Common Stock (Cost $27,033) ($ Thousands)			27,137

	Face Amount (Thousands)

CONVERTIBLE BONDS — 0.6%
Advanced Micro Devices CV to 125.0031
2.125%, 09/01/2026	$	690	1,279
CHC Group CV to 125.0000
10.858%, 10/01/2020 (B)(L)		200	200
Cheniere Energy CV to 7.2265
4.250%, 03/15/2045		908	722
Chesapeake Energy CV to 116.7134
5.500%, 09/15/2026		290	280
DISH Network CV to 15.3429
3.375%, 08/15/2026		770	683
Ensco Jersey Finance CV to 71.3343
3.000%, 01/31/2024		1,232	1,107
Liberty Media CV to 16.7764
3.750%, 02/15/2030		7,852	5,359
Liberty Media CV to 22.9469
4.000%, 11/15/2029		3,888	2,678
MagnaChip Semiconductor CV to 121.1387
5.000%, 03/01/2021		500	752

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CONVERTIBLE BONDS (continued)
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (A)	$	3,110	$4,227
Mirant CV to 14.7167
0.000%, 06/15/2021 (B)(C)		1,950	–

Total Convertible Bonds (Cost $16,661) ($ Thousands)			17,287

MUNICIPAL BONDS — 0.6%

Connecticut — 0.2%
Mohegan Tribal Finance Authority, RB Callable 02/01/2023 @ 100
7.000%, 02/01/2045 (A)(B)		4,735	4,985

Puerto Rico — 0.2%
Commonwealth of Puerto Rico, Ser A, GO
5.250%, 07/01/2037 (C)		185	81
Commonwealth of Puerto Rico, Ser A, GO Callable 07/01/2020 @ 100
8.000%, 07/01/2035 (C)		3,220	1,348
Commonwealth of Puerto Rico, Ser A, GO Callable 07/01/2022 @ 100
5.125%, 07/01/2037 (C)		1,065	450
5.000%, 07/01/2041 (C)		855	349
Government Development Bank for Puerto Rico, RB
5.750%, 08/01/2025 (B)(C)		70	28
Government Development Bank for Puerto Rico, Ser B, RB
5.750%, 08/01/2025 (C)		195	79
Government Development Bank for Puerto Rico, Ser H, RB
5.200%, 08/01/2026 (C)		150	61
5.000%, 08/01/2023 (C)		1,685	682
4.950%, 08/01/2022 (C)		55	22
4.900%, 08/01/2021 (C)		65	26
4.500%, 08/01/2019 (C)		100	41
Government Development Bank for Puerto Rico, Ser I, RB
4.350%, 08/01/2018 (C)		15	6
Government Development Bank for Puerto Rico, Ser Senior A, RB
4.375%, 02/01/2019 (C)		1,780	721
Government Development Bank for Puerto Rico, Ser Senior A, RB
5.500%, 08/01/2020 (C)		1,315	533
Government Development Bank for Puerto Rico, Ser Senior B, RB
5.000%, 12/01/2016 (C)		645	261
5.000%, 12/01/2017 (B)(C)		150	61
4.704%, 05/01/2016 (C)		1,075	435

SEI Institutional Investments Trust / Annual Report / May 31, 2018	207

SCHEDULE OF INVESTMENTS

May 31, 2018

High Yield Bond Fund (Continued)

Description		Face Amount (Thousands)		Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Government Development Bank for Puerto Rico, Ser Senior C, RB
5.400%, 08/01/2019 (B)(C)	$	500	$	203

				5,387

Texas — 0.2%
Texas State, Public Finance Authority, Texas Windstorm Insurance Association, RB Callable 07/01/2019 @ 100
8.250%, 07/01/2024 (B)		5,455		5,565

Total Municipal Bonds (Cost $16,725) ($ Thousands)				15,937

		Shares

PREFERRED STOCK — 0.4%
21st Century Oncology, 0.000% *		2,222		611
Aspen Insurance Holdings, 5.950%		92,000		2,388
Berry Petroleum, 0.000% *(B)		277,705		3,818
Ceva Holdings, 0.000% *(B)		1,214		334
Federal Home Loan Mortgage, 0.000% *		29,819		259
Federal National Mortgage Association, 0.000% *		43,993		412
GMAC Capital Trust I, 8.125%		14,677		383
TE Holdcorp, 0.000% *(B)		101,081		682
VICI Properties		57,906		1,122

Total Preferred Stock (Cost $8,494) ($ Thousands)				10,009

		Number of Rights

RIGHTS — 0.0%
TXU/Tech *‡‡		506,452		265

Total Rights (Cost $634) ($ Thousands)				265

Description	Number of Warrants		Market Value ($ Thousands)

WARRANTS — 0.0%
Guitar Center Holdings, Expires 04/16/2025 Strike Price $– *	29,435	$	–
Jack Cooper Holdings, Expires 04/26/2027 Strike Price $– *(B)	3,400		–
Lion Holdings, Expires 12/30/2027 Strike Price $– *	2,380		–
Remington Arms ‡‡ Strike Price $– *(G)	19,534		–
SandRidge Energy, Expires 10/04/2022 Strike Price $41.34 *	14,900		4
SandRidge Energy, Expires 10/04/2022 Strike Price $42.03 *	6,273		1

Total Warrants (Cost $74) ($ Thousands)			5

	Shares

CASH EQUIVALENT — 3.6%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	103,527,822		103,528
Total Cash Equivalent (Cost $103,528) ($ Thousands)			103,528

Total Investments in Securities— 99.1% (Cost $2,905,245) ($ Thousands)			$2,876,245

208	SEI Institutional Investments Trust / Annual Report / May 31, 2018

A list of open centrally cleared swap agreements held by the Fund at May 31, 2018 is as follows:

Credit Default Swaps
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.26	Sell	5.00%	Quarterly	06/20/2021	$(3,100)	$216	$158	$58
CDX.NA.HY.27	Sell	5.00%	Quarterly	12/20/2021	(2,150)	151	(155)	306
CDX.NA.HY.28	Sell	5.00%	Quarterly	06/20/2022	(6,471)	464	508	(44)
CDX.NA.HY.29	Sell	5.00%	Quarterly	12/20/2022	(7,430)	493	579	(86)

						$1,324	$1,090	$234

A list of open OTC swap agreements held by the Fund at May 31, 2018 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
JPMorgan Chase	IBOXHY	IBOXHY	3-Month USD - LIBOR	Quarterly	06/20/2018	USD	36,995	$(45)	$26	$(71)

Percentages are based on Net Assets of $2,903,499 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2018.
†	Investment in Affiliated Security (see Note 6).
‡‡	Expiration date not available.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $1,523,274 ($ Thousands), representing 52.5% of the Net Assets of the Fund.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Security is in default on interest payment.
(D)	Securities considered illiquid. The total value of such securities as of May 31, 2018 was $0 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.
(E)	Securities considered restricted. The total market value of such securities as of May 31, 2018 was $0 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.
(F)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2018. The coupon on a step bond changes on a specified date.
(G)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2018 was $41,334 ($ Thousands) and represented 1.4% of the Net Assets of the Fund.

(H)	Interest rate unavailable.
(I)	Warehouse Note — Interest rate and maturity date are not available.
(J)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(K)	Unsettled bank loan. Interest rate not available.
(L)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CV — Convertible Security

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

Ltd. — Limited

OTC — Over the Counter

PIK — Payment-in-Kind

PLC — Public Limited Company

Pty — Proprietary

RB — Revenue Bond

Ser — Series

ULC — Unlimited Liability Company

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$2,146,148	$13,866	$2,160,014
Asset-Backed Securities	–	–	279,726	279,726
Loan Participations	–	231,317	31,020	262,337
Common Stock	16,836	5,362	4,939	27,137
Convertible Bonds	–	17,087	200	17,287
Municipal Bonds	–	5,095	10,842	15,937
Preferred Stock	3,004	2,171	4,834	10,009
Rights	–	265	–	265
Warrants	–	5	–	5
Cash Equivalent	103,528	–	–	103,528

Total Investments in Securities	$123,368	$2,407,450	$345,427	$2,876,245

SEI Institutional Investments Trust / Annual Report / May 31, 2018	209

SCHEDULE OF INVESTMENTS

May 31, 2018

High Yield Bond Fund (Concluded)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
OTC Swaps
Total Return Swaps *	$—	$(71)	$—	$(71)
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Appreciation	—	364	—	364
Unrealized Depreciation	—	(130)	—	(130)

Total Other Financial Instruments	$—	$163	$—	$163

* Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands).

	Investments in Corporate Obligations	Investments in Asset-Backed Securities	Investments in Loan Participations	Investments in Common Stock	Investments in Convertible Bonds	Investments in Municipal Bonds	Investments in Preferred Stock	Investments in Rights	Investments in Warrants
Balance as of May 31, 2017	$11,800	$278,423	$3,078	$2,605	$79	$5,186	$255	$572	$5
Accrued discounts/premiums	54	(355)	1,012	–	7	1	–	–	–
Realized gain/(loss)	(7,198)	12,323	(1,076)	(2,267)	(897)	–	–	–	(15)
Change in unrealized appreciation/depreciation	13	11,173	1,061	2,277	1,060	20	79	(572)	10
Purchases	7,599	133,498	161	410	–	–	–	–	–
Sales	(29)	(153,495)	(1,878)	–	(249)	(115)	–	–	–
Net transfer into Level 3	1,627	–	28,662	1,914	200	5,856	4,500	–	–
Net transfer out of Level 3	–	(1,841)	–	–	–	(106)	–	–	–
Ending Balance as of May 31, 2018	$13,866	$279,726	$31,020	$4,939	$200	$10,842	$4,834	$–	$–
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(47)	$16,182	$(1,137)	$11	$82	$187	$1,031	$–	$–

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$123,535	$1,068,184	$(1,088,191)	$103,528	$1,403

The accompanying notes are an integral part of the financial statements

210	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 60.1%

Consumer Discretionary — 4.9%
21st Century Fox America
8.150%, 10/17/2036	$1,845	$2,619
7.850%, 03/01/2039	2,960	4,209
7.750%, 01/20/2024	125	146
7.625%, 11/30/2028	2,411	2,977
7.430%, 10/01/2026	775	936
6.550%, 03/15/2033	1,985	2,451
6.150%, 02/15/2041	728	894
Alimentation Couche-Tard
4.500%, 07/26/2047 (A)	1,200	1,139
Amazon.com
4.950%, 12/05/2044	1,265	1,436
4.250%, 08/22/2057 (A)	715	721
4.050%, 08/22/2047 (A)	5,863	5,853
AutoZone
3.750%, 06/01/2027	875	849
CBS
4.600%, 01/15/2045	600	561
3.700%, 06/01/2028 (A)	1,543	1,450
Charter Communications Operating LLC
6.484%, 10/23/2045	3,793	4,036
6.384%, 10/23/2035	3,790	4,043
5.750%, 04/01/2048	1,020	1,000
5.375%, 05/01/2047	405	378
Comcast
6.400%, 05/15/2038	994	1,213
5.700%, 07/01/2019	100	103
4.600%, 08/15/2045	835	816
4.400%, 08/15/2035	2,200	2,153
4.250%, 01/15/2033	2,755	2,708
4.049%, 11/01/2052	6,448	5,686
4.000%, 03/01/2048	465	415

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.999%, 11/01/2049	$2,373	$2,100
3.969%, 11/01/2047	2,194	1,939
3.900%, 03/01/2038	3,170	2,905
Cox Enterprises
7.375%, 07/15/2027 (A)	1,300	1,555
Discovery Communications LLC
5.200%, 09/20/2047	3,223	3,119
5.000%, 09/20/2037	790	765
4.875%, 04/01/2043	1,070	985
Ford Holdings
9.300%, 03/01/2030	760	1,009
Ford Motor
7.400%, 11/01/2046	570	707
4.750%, 01/15/2043	745	668
General Motors
6.600%, 04/01/2036	1,240	1,385
6.250%, 10/02/2043	2,940	3,158
5.400%, 04/01/2048	1,105	1,085
Home Depot
4.250%, 04/01/2046	1,545	1,587
4.200%, 04/01/2043	1,035	1,056
3.900%, 06/15/2047	2,430	2,385
Lowe’s
4.050%, 05/03/2047	690	673
3.700%, 04/15/2046	1,965	1,807
McDonald’s MTN
4.600%, 05/26/2045	650	671
4.450%, 03/01/2047	2,655	2,683
NBCUniversal Media LLC
5.950%, 04/01/2041	786	902
Newell Brands
5.500%, 04/01/2046	350	355
Time Warner
4.850%, 07/15/2045	700	677
4.650%, 06/01/2044	2,028	1,904
3.800%, 02/15/2027	540	522
Time Warner Cable
7.300%, 07/01/2038	710	827
6.750%, 06/15/2039	710	786
6.550%, 05/01/2037	1,000	1,097
5.875%, 11/15/2040	1,495	1,513
5.500%, 09/01/2041	2,935	2,825
4.500%, 09/15/2042	545	460
Viacom
5.850%, 09/01/2043	2,650	2,714
5.250%, 04/01/2044	255	247
4.850%, 12/15/2034	1,000	944

		96,807

Consumer Staples — 4.7%
Altria Group
3.875%, 09/16/2046	1,600	1,431

SEI Institutional Investments Trust / Annual Report / May 31, 2018	211

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	$14,400	$15,000
4.700%, 02/01/2036	9,085	9,358
Anheuser-Busch InBev Worldwide
4.600%, 04/15/2048	2,460	2,465
4.439%, 10/06/2048	1,417	1,382
4.375%, 04/15/2038	875	868
Bacardi
5.300%, 05/15/2048 (A)	735	701
BAT Capital
4.540%, 08/15/2047 (A)	1,805	1,715
4.390%, 08/15/2037 (A)	4,360	4,179
Bowdoin College
4.693%, 07/01/2112	753	767
Campbell Soup
4.800%, 03/15/2048	1,095	1,002
City of Hope
4.378%, 08/15/2048	650	666
Coca-Cola Femsa
3.875%, 11/26/2023	2,514	2,534
Constellation Brands
4.100%, 02/15/2048	1,885	1,716
CVS Health
5.125%, 07/20/2045	1,595	1,653
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)	1,603	1,962
Ford Foundation
3.859%, 06/01/2047	2,510	2,520
General Mills
5.400%, 06/15/2040	815	877
4.700%, 04/17/2048	535	518
4.200%, 04/17/2028	500	493
Kaiser Foundation Hospitals
4.150%, 05/01/2047	2,015	2,054
Kraft Heinz Foods
6.875%, 01/26/2039	865	1,033
5.200%, 07/15/2045	4,173	4,182
5.000%, 07/15/2035	570	571
5.000%, 06/04/2042	2,090	2,030
4.375%, 06/01/2046	3,470	3,100
Kroger
4.650%, 01/15/2048	1,309	1,238
4.450%, 02/01/2047	4,005	3,679
Maple Escrow Subsidiary
5.085%, 05/25/2048 (A)	1,930	1,946
4.985%, 05/25/2038 (A)	460	466
Massachusetts Institute of Technology
5.600%, 07/01/2111	665	876
Molson Coors Brewing
4.200%, 07/15/2046	750	671
Mondelez International
4.625%, 05/07/2048	790	773

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
New York and Presbyterian Hospital
3.563%, 08/01/2036	$750	$714
Northwell Healthcare
4.260%, 11/01/2047	400	386
Northwestern University
4.643%, 12/01/2044	150	174
PepsiCo
3.450%, 10/06/2046	1,536	1,393
Pernod Ricard
4.450%, 01/15/2022 (A)	675	698
Philip Morris International
6.375%, 05/16/2038	275	340
4.500%, 03/20/2042	2,750	2,737
4.250%, 11/10/2044	1,245	1,203
4.125%, 03/04/2043	435	410
Procter & Gamble
3.500%, 10/25/2047	350	328
Reynolds American
5.850%, 08/15/2045	610	682
Sysco
4.450%, 03/15/2048	615	600
Tufts University
5.017%, 04/15/2112	164	184
University of Southern California
5.250%, 10/01/2111	1,590	1,932
Walgreens Boots Alliance
4.800%, 11/18/2044	2,655	2,587
4.650%, 06/01/2046	425	404
Walmart
4.000%, 04/11/2043	157	159
3.625%, 12/15/2047	1,775	1,701
Wal-Mart Stores
4.300%, 04/22/2044	881	938

		91,996

Energy — 7.7%
Alta Wind Holdings
7.000%, 06/30/2035 (A)	654	723
Anadarko Finance
7.500%, 05/01/2031	1,270	1,612
Anadarko Petroleum
6.600%, 03/15/2046	25	31
6.450%, 09/15/2036	320	378
5.602%, 10/10/2036 (B)	9,000	3,830
4.500%, 07/15/2044	1,155	1,100
Apache
5.250%, 02/01/2042	310	321
4.750%, 04/15/2043	1,345	1,321
BG Energy Capital
5.125%, 10/15/2041 (A)	805	898
Burlington Resources Finance
7.200%, 08/15/2031	25	33

212	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Canadian Natural Resources MTN
4.950%, 06/01/2047	$245	$259
Cenovus Energy
5.250%, 06/15/2037	1,205	1,194
Columbia Pipeline Group
5.800%, 06/01/2045	520	596
Conoco Funding
7.250%, 10/15/2031	530	693
6.950%, 04/15/2029	1,215	1,519
ConocoPhillips
5.900%, 05/15/2038	3,238	3,957
4.300%, 11/15/2044	3,175	3,283
Continental Resources
4.900%, 06/01/2044	775	767
4.375%, 01/15/2028	695	694
Devon Energy
5.600%, 07/15/2041	1,560	1,751
4.750%, 05/15/2042	1,705	1,721
Ecopetrol
5.875%, 05/28/2045	1,017	972
El Paso Natural Gas
8.375%, 06/15/2032	435	561
Enbridge Energy Partners
5.500%, 09/15/2040	400	427
Encana
6.500%, 02/01/2038	1,850	2,235
Energy Transfer Partners
6.125%, 12/15/2045	2,493	2,539
5.950%, 10/01/2043	2,740	2,737
5.300%, 04/15/2047	860	791
5.150%, 02/01/2043	1,110	999
5.150%, 03/15/2045	95	86
4.900%, 03/15/2035	1,000	929
Eni
5.700%, 10/01/2040 (A)	2,180	2,363
Enterprise Products Operating LLC
6.650%, 10/15/2034	2,140	2,645
6.125%, 10/15/2039	330	392
5.700%, 02/15/2042	540	614
5.100%, 02/15/2045	1,300	1,375
4.950%, 10/15/2054	1,130	1,146
4.900%, 05/15/2046	2,335	2,412
4.850%, 03/15/2044	780	799
4.250%, 02/15/2048	470	445
Equinor
6.800%, 01/15/2028	135	165
3.950%, 05/15/2043	1,375	1,353
Equities
3.900%, 10/01/2027	1,085	1,033
ExxonMobil
3.567%, 03/06/2045	1,530	1,434

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Halliburton
5.000%, 11/15/2045	$1,695	$1,833
4.850%, 11/15/2035	645	680
Hess
5.600%, 02/15/2041	1,370	1,397
Kinder Morgan
5.550%, 06/01/2045	2,555	2,643
5.300%, 12/01/2034	4,181	4,234
5.050%, 02/15/2046	916	892
4.300%, 03/01/2028	915	897
Kinder Morgan Energy Partners
6.375%, 03/01/2041	1,435	1,588
5.000%, 08/15/2042	700	668
Marathon Oil
6.600%, 10/01/2037	1,585	1,932
5.200%, 06/01/2045	1,475	1,586
Marathon Petroleum
6.500%, 03/01/2041	1,123	1,357
Motiva Enterprises
6.850%, 01/15/2040 (A)	1,755	2,117
MPLX
5.200%, 03/01/2047	240	248
4.700%, 04/15/2048	115	110
4.500%, 04/15/2038	1,155	1,101
Noble Energy
5.250%, 11/15/2043	3,040	3,219
5.050%, 11/15/2044	1,740	1,816
Petro-Canada
6.800%, 05/15/2038	925	1,211
Petroleos Mexicanos
6.500%, 03/13/2027	2,255	2,296
6.500%, 06/02/2041	2,380	2,218
6.375%, 01/23/2045	2,565	2,343
Petroleos Mexicanos MTN
6.750%, 09/21/2047	3,537	3,342
Phillips 66
5.875%, 05/01/2042	1,860	2,211
4.875%, 11/15/2044	2,255	2,396
Phillips 66 Partners
4.900%, 10/01/2046	1,409	1,395
Plains All American Pipeline
4.900%, 02/15/2045	500	461
Sabal Trail Transmission LLC
4.832%, 05/01/2048 (A)	500	510
4.682%, 05/01/2038 (A)	680	696
Sabine Pass Liquefaction LLC
5.625%, 03/01/2025	750	802
Schlumberger Holdings
4.000%, 12/21/2025 (A)	1,745	1,752
Shell International Finance BV
6.375%, 12/15/2038	2,427	3,194
4.550%, 08/12/2043	5,565	5,897

SEI Institutional Investments Trust / Annual Report / May 31, 2018	213

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.375%, 05/11/2045	$800	$833
3.750%, 09/12/2046	1,445	1,374
Southern Natural Gas
7.350%, 02/15/2031	1,223	1,484
Suncor Energy
6.850%, 06/01/2039	250	329
Sunoco Logistics Partners Operations
5.400%, 10/01/2047	1,695	1,592
5.350%, 05/15/2045	685	633
TC PipeLines
4.375%, 03/13/2025	1,000	1,000
Tennessee Gas Pipeline
8.375%, 06/15/2032	2,705	3,411
7.000%, 10/15/2028	4,267	5,036
Texas Eastern Transmission
7.000%, 07/15/2032	1,910	2,362
4.150%, 01/15/2048 (A)	1,070	991
TransCanada PipeLines
7.250%, 08/15/2038	1,395	1,827
4.875%, 05/15/2048	1,960	2,022
4.750%, 05/15/2038	835	850
4.625%, 03/01/2034	900	912
Transcanada Trust
5.875%, VAR ICE LIBOR USD 3 Month+4.640%, 08/15/2076	1,494	1,494
Transcontinental Gas Pipe Line
5.400%, 08/15/2041	1,550	1,688
4.600%, 03/15/2048 (A)	1,136	1,110
4.450%, 08/01/2042	985	962
Valero Energy
10.500%, 03/15/2039	1,397	2,285
Western Gas Partners
5.300%, 03/01/2048	700	686
Williams Partners
5.100%, 09/15/2045	185	186
4.850%, 03/01/2048	1,470	1,430
4.300%, 03/04/2024	3,000	3,028

		151,700

Financials — 11.8%
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	2,412	3,100
American International Group
4.750%, 04/01/2048	635	627
4.500%, 07/16/2044	4,635	4,366
4.200%, 04/01/2028	490	486
3.875%, 01/15/2035	1,415	1,283
AXA Equitable Holdings
5.000%, 04/20/2048 (A)	1,117	1,069
Banco Santander
4.250%, 04/11/2027	1,000	958
3.800%, 02/23/2028	210	193

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bank of America
6.110%, 01/29/2037	$2,405	$2,808
3.946%, VAR ICE LIBOR USD 3 Month+1.190%, 01/23/2049	831	768
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	940	888
Bank of America MTN
5.875%, 02/07/2042	3,470	4,167
5.000%, 01/21/2044	2,250	2,425
3.705%, VAR ICE LIBOR USD 3 Month+1.512%, 04/24/2028	460	445
Bank of America NA
6.000%, 10/15/2036	4,780	5,740
Berkshire Hathaway
4.500%, 02/11/2043	1,858	1,968
Berkshire Hathaway Finance
4.400%, 05/15/2042	1,300	1,360
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	1,769	2,124
BPCE MTN
3.500%, 10/23/2027 (A)	700	646
Brighthouse Financial
4.700%, 06/22/2047	1,128	985
Capital One Financial
3.800%, 01/31/2028	2,325	2,217
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	2,026	2,161
CDP Financial
5.600%, 11/25/2039 (A)	1,547	1,976
Chubb INA Holdings
6.700%, 05/15/2036	1,527	2,023
Cincinnati Financial
6.920%, 05/15/2028	4,484	5,513
Citigroup
8.125%, 07/15/2039	1,131	1,629
6.625%, 06/15/2032	1,945	2,317
4.750%, 05/18/2046	4,150	4,070
4.400%, 06/10/2025	1,820	1,825
4.281%, VAR ICE LIBOR USD 3 Month+1.839%, 04/24/2048	914	882
4.125%, 07/25/2028	3,030	2,922
3.668%, VAR ICE LIBOR USD 3 Month+1.390%, 07/24/2028	2,875	2,749
3.520%, VAR ICE LIBOR USD 3 Month+1.151%, 10/27/2028	1,500	1,416
3.200%, 10/21/2026	725	678
Credit Suisse Group
4.282%, 01/09/2028 (A)	2,005	1,954
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	205	207
Discover Bank
8.700%, 11/18/2019	1,014	1,087

214	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	$225	$282
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (A)	2,440	2,626
Fifth Third Bancorp
3.950%, 03/14/2028	210	209
FMR
5.150%, 02/01/2043 (A)	2,750	3,133
Goldman Sachs Group
6.750%, 10/01/2037	3,110	3,745
6.250%, 02/01/2041	5,684	6,824
6.125%, 02/15/2033	2,675	3,122
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	265	258
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	1,240	1,221
4.017%, VAR ICE LIBOR USD 3 Month+1.373%, 10/31/2038	8,265	7,647
3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/2029	1,750	1,680
Goldman Sachs Group MTN
4.800%, 07/08/2044	445	451
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	2,045	2,138
Hartford Financial Services Group
6.625%, 03/30/2040	1,370	1,753
4.400%, 03/15/2048	1,290	1,278
HSBC Bank USA
7.000%, 01/15/2039	890	1,178
HSBC Bank USA MTN
5.625%, 08/15/2035	2,675	3,055
HSBC Holdings
6.800%, 06/01/2038	1,067	1,326
6.500%, 09/15/2037	2,900	3,484
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	600	588
International Lease Finance
7.125%, 09/01/2018 (A)	95	96
Intesa Sanpaolo
4.375%, 01/12/2048 (A)	370	299
3.875%, 07/14/2027 (A)	2,310	2,028
3.875%, 01/12/2028 (A)	530	463
JPMorgan Chase
6.400%, 05/15/2038	996	1,247
6.300%, 04/23/2019	1,775	1,830
5.600%, 07/15/2041	4,126	4,803
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048	10	10
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	3,290	3,080
4.005%, VAR ICE LIBOR USD 3 Month+1.120%, 04/23/2029	2,390	2,366

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.964%, VAR ICE LIBOR USD 3 Month+1.380%, 11/15/2048	$5,375	$4,983
3.900%, 07/15/2025	1,355	1,357
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	3,515	3,237
3.540%, VAR ICE LIBOR USD 3 Month+1.380%, 05/01/2028	1,330	1,277
3.509%, VAR ICE LIBOR USD 3 Month+0.945%, 01/23/2029	795	758
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	3,048	3,245
Liberty Mutual Group
6.500%, 03/15/2035 (A)	265	322
6.500%, 05/01/2042 (A)	4,104	5,072
Lloyds Banking Group
4.344%, 01/09/2048	1,161	1,015
3.574%, VAR ICE LIBOR USD 3 Month+1.205%, 11/07/2028	1,095	1,014
Marsh & McLennan
4.200%, 03/01/2048	910	889
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (A)	337	530
MetLife
6.400%, 12/15/2036	1,316	1,417
5.875%, 02/06/2041	535	634
4.875%, 11/13/2043	1,525	1,621
4.050%, 03/01/2045	2,431	2,278
Morgan Stanley
3.625%, 01/20/2027	860	832
Morgan Stanley MTN
6.375%, 07/24/2042	2,569	3,200
6.250%, 08/09/2026	2,210	2,523
5.625%, 09/23/2019	5,775	5,980
4.300%, 01/27/2045	3,655	3,516
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	545	513
3.875%, 04/29/2024	1,670	1,679
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	4,190	4,052
Nationwide Building Society
4.302%, VAR ICE LIBOR USD 3 Month+1.452%, 03/08/2029 (A)	660	641
Nationwide Mutual Insurance
4.950%, 04/22/2044 (A)	680	712
New York Life Insurance
6.750%, 11/15/2039 (A)	2,380	3,226
5.875%, 05/15/2033 (A)	1,852	2,246
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (A)	1,216	1,535
3.850%, 09/30/2047 (A)	500	466
Prudential Financial MTN
5.700%, 12/14/2036	3,607	4,204

SEI Institutional Investments Trust / Annual Report / May 31, 2018	215

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Raymond James Financial
4.950%, 07/15/2046	$1,130	$1,188
S&P Global
4.500%, 05/15/2048	1,367	1,393
Santander UK Group Holdings
3.823%, VAR ICE LIBOR USD 3 Month+1.400%, 11/03/2028	4,090	3,777
Synchrony Financial
3.950%, 12/01/2027	1,870	1,741
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (A)	140	185
4.900%, 09/15/2044 (A)	1,050	1,134
Travelers
4.050%, 03/07/2048	800	785
4.000%, 05/30/2047	665	649
WEA Finance LLC
4.750%, 09/17/2044 (A)	1,300	1,323
Wells Fargo
5.950%, 08/26/2036	1,000	1,193
5.606%, 01/15/2044	1,075	1,183
3.000%, 04/22/2026	1,000	935
Wells Fargo MTN
4.900%, 11/17/2045	490	494
4.750%, 12/07/2046	340	336
4.650%, 11/04/2044	2,300	2,233
4.400%, 06/14/2046	2,015	1,884
4.300%, 07/22/2027	584	579
3.584%, VAR ICE LIBOR USD 3 Month+1.310%, 05/22/2028	5,862	5,608
Wells Fargo Bank
5.850%, 02/01/2037	3,785	4,470
XLIT
5.250%, 12/15/2043	1,905	2,092

		232,408

Health Care — 6.5%
Abbott Laboratories
4.900%, 11/30/2046	4,205	4,526
4.750%, 11/30/2036	700	738
AbbVie
4.700%, 05/14/2045	2,180	2,201
4.500%, 05/14/2035	2,065	2,057
4.400%, 11/06/2042	2,835	2,716
4.300%, 05/14/2036	600	581
Aetna
4.750%, 03/15/2044	485	493
3.875%, 08/15/2047	1,515	1,356
Allergan Funding SCS
4.850%, 06/15/2044	250	242
4.550%, 03/15/2035	2,845	2,730
3.850%, 06/15/2024	860	845

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Amgen
4.950%, 10/01/2041	$825	$857
4.663%, 06/15/2051	1,130	1,134
4.563%, 06/15/2048	2,754	2,737
4.400%, 05/01/2045	3,082	3,010
Anthem
4.650%, 01/15/2043	830	811
4.650%, 08/15/2044	250	246
4.550%, 03/01/2048	2,295	2,218
4.375%, 12/01/2047	3,370	3,168
3.500%, 08/15/2024	2,300	2,252
AstraZeneca
6.450%, 09/15/2037	3,180	4,014
4.000%, 09/18/2042	275	261
Barnabas Health
4.000%, 07/01/2028	4,375	4,374
Baxalta
5.250%, 06/23/2045	590	623
Baxter International
3.500%, 08/15/2046	1,655	1,431
Baylor Scott & White Holdings
2.650%, 11/15/2026	1,100	1,011
Cardinal Health
4.500%, 11/15/2044	1,830	1,687
Celgene
5.000%, 08/15/2045	220	220
4.625%, 05/15/2044	2,100	1,990
4.550%, 02/20/2048	718	669
Cigna
3.875%, 10/15/2047	500	435
Cleveland Clinic Foundation
4.858%, 01/01/2114	896	967
CVS Health
5.050%, 03/25/2048	10,855	11,133
4.780%, 03/25/2038	1,005	1,002
4.300%, 03/25/2028	990	985
EMD Finance LLC
3.250%, 03/19/2025 (A)	3,170	3,071
Express Scripts Holding
4.800%, 07/15/2046	4,229	4,099
Gilead Sciences
4.800%, 04/01/2044	2,030	2,126
4.750%, 03/01/2046	340	353
4.600%, 09/01/2035	1,005	1,041
4.500%, 02/01/2045	3,050	3,069
4.150%, 03/01/2047	1,000	961
GlaxoSmithKline Capital
6.375%, 05/15/2038	895	1,169
3.875%, 05/15/2028	800	813
Hartford HealthCare
5.746%, 04/01/2044	1,200	1,413

216	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Humana
4.950%, 10/01/2044	$1,355	$1,430
Johnson & Johnson
4.500%, 12/05/2043	759	838
3.400%, 01/15/2038	2,685	2,556
Medtronic
4.625%, 03/15/2045	5,453	5,892
4.375%, 03/15/2035	3,787	3,977
Merck
4.150%, 05/18/2043	3,190	3,293
Mylan
5.250%, 06/15/2046	740	721
5.200%, 04/15/2048 (A)	350	339
New York and Presbyterian Hospital
4.763%, 08/01/2116	859	884
NYU Langone Hospitals
4.428%, 07/01/2042	2,030	2,101
Pfizer
4.400%, 05/15/2044	900	951
4.000%, 12/15/2036	1,290	1,311
Providence St. Joseph Health Obligated Group
3.744%, 10/01/2047	765	717
Stryker
4.625%, 03/15/2046	885	939
4.100%, 04/01/2043	1,425	1,396
Teva Pharmaceutical Finance Netherlands III
4.100%, 10/01/2046	2,840	2,081
Thermo Fisher Scientific
4.100%, 08/15/2047	765	732
Toledo Hospital
4.982%, 11/15/2045	1,116	1,245
UnitedHealth Group
6.875%, 02/15/2038	1,665	2,265
6.625%, 11/15/2037	555	735
4.625%, 07/15/2035	1,155	1,240
4.250%, 04/15/2047	2,000	2,030
4.200%, 01/15/2047	925	929
Wyeth
6.000%, 02/15/2036	2,985	3,696
5.950%, 04/01/2037	936	1,175
Zoetis
3.950%, 09/12/2047	885	818

		128,126

Industrials — 4.9%
3M MTN
3.625%, 10/15/2047	750	719
AerCap Ireland Capital DAC
3.875%, 01/23/2028	1,375	1,284
Amcor Finance USA
4.500%, 05/15/2028 (A)	1,020	1,031

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Airlines, Pass-Through Trust, Ser 2011-1, Cl A
5.250%, 01/31/2021	$2	$2
BAE Systems Holdings
4.750%, 10/07/2044 (A)	1,188	1,227
BAE Systems PLC
5.800%, 10/11/2041 (A)	630	734
Burlington Northern Santa Fe LLC
6.200%, 08/15/2036	3,150	3,928
6.150%, 05/01/2037	900	1,124
5.750%, 05/01/2040	510	619
4.900%, 04/01/2044	1,420	1,561
4.400%, 03/15/2042	2,690	2,744
4.125%, 06/15/2047	800	797
4.050%, 06/15/2048	750	739
Canadian National Railway
3.650%, 02/03/2048	1,915	1,792
Canadian Pacific Railway
6.125%, 09/15/2115	4,167	5,147
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	4,144	4,423
Crane
4.200%, 03/15/2048	820	794
CSX
4.750%, 05/30/2042	2,490	2,588
Delta Air Lines, Pass-Through Trust, Ser 2011-1, Cl A
5.300%, 04/15/2019	4	4
FedEx
5.100%, 01/15/2044	275	294
4.550%, 04/01/2046	2,186	2,161
4.400%, 01/15/2047	1,020	993
4.100%, 02/01/2045	275	255
4.050%, 02/15/2048	210	193
3.900%, 02/01/2035	700	666
GE Capital International Funding Unlimited
4.418%, 11/15/2035	17,346	16,715
General Electric MTN
5.875%, 01/14/2038	5,734	6,563
2.823%, VAR ICE LIBOR USD 3 Month+0.480%, 08/15/2036	1,250	1,052
Ingersoll-Rand Global Holding
4.300%, 02/21/2048	790	777
Johnson Controls International
4.950%, 07/02/2064 (C)	1,330	1,315
L3 Technologies
4.400%, 06/15/2028	1,285	1,286
Lockheed Martin
4.700%, 05/15/2046	5,000	5,335
4.070%, 12/15/2042	2,033	1,982
3.600%, 03/01/2035	1,085	1,018

SEI Institutional Investments Trust / Annual Report / May 31, 2018	217

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Norfolk Southern
4.800%, 08/15/2043	$528	$554
4.450%, 06/15/2045	2,682	2,748
4.050%, 08/15/2052	664	628
3.942%, 11/01/2047	906	858
Northrop Grumman
4.750%, 06/01/2043	1,805	1,905
4.030%, 10/15/2047	1,380	1,300
Northwest Airlines, Pass-Through Trust, Ser 2001-1, Cl A1
7.041%, 04/01/2022	202	222
Parker-Hannifin MTN
4.450%, 11/21/2044	840	886
Snap-on
4.100%, 03/01/2048	1,407	1,419
Union Pacific
3.799%, 10/01/2051	555	502
United Parcel Service
3.750%, 11/15/2047	1,260	1,185
United Technologies
5.700%, 04/15/2040	2,345	2,700
4.500%, 06/01/2042	2,545	2,512
3.750%, 11/01/2046	2,735	2,409
US Airways, Pass-Through Trust, Ser 2010-1, Cl A
6.250%, 04/22/2023	1,096	1,182
Waste Management
3.900%, 03/01/2035	500	487
WW Grainger
4.600%, 06/15/2045	1,040	1,080
4.200%, 05/15/2047	1,147	1,133

		95,572

Information Technology — 3.9%
Activision Blizzard
4.500%, 06/15/2047	600	594
Apple
4.650%, 02/23/2046	3,064	3,349
4.500%, 02/23/2036	1,015	1,110
4.450%, 05/06/2044	1,150	1,220
4.375%, 05/13/2045	4,640	4,855
3.850%, 05/04/2043	190	185
3.850%, 08/04/2046	325	314
3.750%, 09/12/2047	750	714
3.750%, 11/13/2047	2,900	2,778
Broadcom
3.500%, 01/15/2028	1,000	922
Cisco Systems
5.900%, 02/15/2039	2,620	3,304
Dell International LLC
8.350%, 07/15/2046 (A)	1,205	1,465
8.100%, 07/15/2036 (A)	655	770

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Fidelity National Information Services
4.750%, 05/15/2048	$695	$683
Hewlett Packard Enterprise
6.350%, 10/15/2045	1,774	1,797
Intel
3.734%, 12/08/2047 (A)	3,570	3,417
Juniper Networks
5.950%, 03/15/2041	2,430	2,505
Microsoft
4.875%, 12/15/2043	3,822	4,397
4.750%, 11/03/2055	180	204
4.250%, 02/06/2047	3,404	3,592
4.100%, 02/06/2037	3,180	3,344
4.000%, 02/12/2055	4,921	4,911
3.950%, 08/08/2056	1,450	1,433
3.750%, 02/12/2045	1,000	984
3.700%, 08/08/2046	4,765	4,623
3.450%, 08/08/2036	565	547
Oracle
4.375%, 05/15/2055	2,395	2,412
4.300%, 07/08/2034	3,630	3,801
4.125%, 05/15/2045	1,580	1,575
4.000%, 07/15/2046	1,710	1,678
4.000%, 11/15/2047	2,943	2,887
3.800%, 11/15/2037	1,075	1,051
QUALCOMM
4.800%, 05/20/2045	1,416	1,444
4.300%, 05/20/2047	2,097	1,979
Texas Instruments
4.150%, 05/15/2048	1,165	1,217
Visa
4.300%, 12/14/2045	1,640	1,734
4.150%, 12/14/2035	1,655	1,736
3.650%, 09/15/2047	425	404
VMware
3.900%, 08/21/2027	795	745

		76,680

Materials — 1.0%
BHP Billiton Finance USA
5.000%, 09/30/2043	810	923
Dow Chemical
4.625%, 10/01/2044	1,000	1,003
4.375%, 11/15/2042	2,115	2,039
4.250%, 10/01/2034	1,475	1,444
Eastman Chemical
4.650%, 10/15/2044	770	771
Glencore Finance Canada
6.000%, 11/15/2041 (A)	1,526	1,611
International Paper
5.150%, 05/15/2046	805	831
4.800%, 06/15/2044	2,045	2,008

218	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.350%, 08/15/2048	$600	$553
LyondellBasell Industries
4.625%, 02/26/2055	1,000	948
Monsanto
3.950%, 04/15/2045	500	443
Nacional del Cobre de Chile
4.250%, 07/17/2042 (A)	1,525	1,444
Newmont Mining
6.250%, 10/01/2039	1,525	1,809
5.875%, 04/01/2035	245	283
Rohm & Haas
7.850%, 07/15/2029	1,910	2,529
Southern Copper
5.875%, 04/23/2045	110	119
Vulcan Materials
4.500%, 06/15/2047	365	338

		19,096

Real Estate — 1.3%
Alexandria Real Estate Equities
4.500%, 07/30/2029	1,000	1,009
American Campus Communities Operating Partnership
3.625%, 11/15/2027	800	756
American Tower
3.600%, 01/15/2028	545	512
Crown Castle International
4.750%, 05/15/2047	500	488
Essex Portfolio
4.500%, 03/15/2048	1,285	1,261
HCP
6.750%, 02/01/2041	970	1,229
Healthcare Realty Trust
3.625%, 01/15/2028	700	657
Healthcare Trust of America Holdings
3.500%, 08/01/2026	1,740	1,642
Hospitality Properties Trust
4.375%, 02/15/2030	3,073	2,851
Kimco Realty
4.250%, 04/01/2045	655	598
4.125%, 12/01/2046	1,740	1,562
Life Storage
3.875%, 12/15/2027	500	477
Reckson Operating Partnership
7.750%, 03/15/2020	775	833
Regency Centers
4.400%, 02/01/2047	730	700
Simon Property Group
6.750%, 02/01/2040	1,634	2,133
SL Green Realty
5.000%, 08/15/2018	1,000	1,001

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ventas Realty
5.700%, 09/30/2043	$3,930	$4,412
Welltower
5.125%, 03/15/2043	3,934	4,119

		26,240

Telecommunication Services — 5.2%
Alibaba Group Holding
4.200%, 12/06/2047	2,110	2,002
America Movil
6.375%, 03/01/2035	440	526
6.125%, 03/30/2040	905	1,071
AT&T
6.000%, 08/15/2040	3,995	4,309
5.700%, 03/01/2057	1,333	1,385
5.550%, 08/15/2041	1,420	1,471
5.350%, 09/01/2040	200	203
5.250%, 03/01/2037	1,395	1,417
5.150%, 11/15/2046 (A)	1,450	1,411
5.150%, 02/15/2050 (A)	6,375	6,205
4.800%, 06/15/2044	7,118	6,652
4.750%, 05/15/2046	1,840	1,702
4.550%, 03/09/2049	1,220	1,089
4.500%, 05/15/2035	3,980	3,774
4.500%, 03/09/2048	1,399	1,244
4.350%, 06/15/2045	10,217	8,918
British Telecommunications
9.125%, 12/15/2030	465	659
Cox Communications
4.600%, 08/15/2047 (A)	1,210	1,139
Deutsche Telekom International Finance
8.750%, 06/15/2030	560	775
4.875%, 03/06/2042 (A)	1,255	1,306
Rogers Communications
5.000%, 03/15/2044	2,300	2,420
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	3,123	2,615
Sprint Spectrum LLC
5.152%, 03/20/2028 (A)	780	777
Telefonica Emisiones SAU
5.213%, 03/08/2047	1,885	1,894
4.895%, 03/06/2048	55	52
Verizon Communications
5.250%, 03/16/2037	3,975	4,150
5.012%, 08/21/2054	7,888	7,559
4.862%, 08/21/2046	2,653	2,566
4.812%, 03/15/2039	1,400	1,371
4.750%, 11/01/2041	710	689
4.672%, 03/15/2055	4,555	4,110
4.522%, 09/15/2048	6,113	5,631
4.500%, 08/10/2033	7,330	7,191
4.400%, 11/01/2034	3,000	2,894

SEI Institutional Investments Trust / Annual Report / May 31, 2018	219

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.272%, 01/15/2036	$2,030	$1,896
3.850%, 11/01/2042	4,347	3,723
Vodafone Group
5.250%, 05/30/2048	4,886	4,954
5.000%, 05/30/2038	395	394
4.375%, 02/19/2043	1,080	984

		103,128

Utilities — 8.2%
AEP Texas
3.850%, 10/01/2025 (A)	1,000	1,009
Alabama Power
4.150%, 08/15/2044	1,045	1,058
3.700%, 12/01/2047	1,546	1,470
Ameren Illinois
3.700%, 12/01/2047	785	742
American Water Capital
3.750%, 09/01/2047	200	187
Appalachian Power
4.450%, 06/01/2045	650	674
Baltimore Gas & Electric
5.200%, 06/15/2033	3,178	3,562
Berkshire Hathaway Energy
6.125%, 04/01/2036	6,731	8,483
Black Hills
4.200%, 09/15/2046	500	486
Brooklyn Union Gas
4.273%, 03/15/2048 (A)	1,945	1,975
Bruce Mansfield Unit 1 2007, Pass-Through Trust
6.850%, 06/01/2034 (D)	1,247	611
CenterPoint Energy Resources
6.250%, 02/01/2037	791	955
Cleco Power
6.000%, 12/01/2040	750	878
Commonwealth Edison
4.000%, 03/01/2048	800	800
3.700%, 03/01/2045	1,649	1,561
Consolidated Edison of New York
6.750%, 04/01/2038	960	1,291
6.300%, 08/15/2037	1,440	1,852
4.500%, 05/15/2058	750	768
4.450%, 03/15/2044	2,115	2,209
Dominion Energy
5.250%, 08/01/2033	3,830	4,179
4.900%, 08/01/2041	2,715	2,834
DTE Electric
4.050%, 05/15/2048	940	942
Duke Energy Carolinas LLC
6.100%, 06/01/2037	3,090	3,907
6.000%, 01/15/2038	614	785
5.300%, 02/15/2040	3,730	4,408

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 12/15/2041	$1,500	$1,561
3.875%, 03/15/2046	1,000	980
Duke Energy Florida LLC
6.400%, 06/15/2038	385	509
6.350%, 09/15/2037	775	1,019
Duke Energy Indiana LLC
6.350%, 08/15/2038	685	894
4.900%, 07/15/2043	1,200	1,345
3.750%, 05/15/2046	1,680	1,603
Duke Energy Progress LLC
4.375%, 03/30/2044	3,885	4,116
Duquesne Light Holdings
5.900%, 12/01/2021 (A)	750	804
Electricite de France
6.000%, 01/22/2114 (A)	2,731	2,835
4.950%, 10/13/2045 (A)	1,060	1,117
4.750%, 10/13/2035 (A)	1,265	1,322
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	2,007	2,198
Enel Finance International
4.750%, 05/25/2047 (A)	835	797
Eversource Energy
2.800%, 05/01/2023	655	636
Exelon
4.950%, 06/15/2035	1,650	1,794
Exelon Generation LLC
5.600%, 06/15/2042	2,555	2,579
FirstEnergy
4.850%, 07/15/2047	475	495
FirstEnergy Transmission LLC
5.450%, 07/15/2044 (A)	1,895	2,143
Florida Power & Light
5.960%, 04/01/2039	1,905	2,437
5.690%, 03/01/2040	1,401	1,730
5.650%, 02/01/2037	2,500	3,051
5.400%, 09/01/2035	3,200	3,722
3.700%, 12/01/2047	390	372
Georgia Power
4.300%, 03/15/2042	1,430	1,456
Indianapolis Power & Light
6.050%, 10/01/2036 (A)	1,291	1,562
4.875%, 11/01/2041 (A)	1,860	2,009
4.700%, 09/01/2045 (A)	1,530	1,621
ITC Holdings
3.250%, 06/30/2026	500	474
Jersey Central Power & Light
6.400%, 05/15/2036	1,425	1,726
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,600	2,984
KeySpan Gas East
5.819%, 04/01/2041 (A)	2,185	2,707

220	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Metropolitan Edison
7.700%, 01/15/2019	$350	$361
MidAmerican Energy
4.800%, 09/15/2043	725	820
4.400%, 10/15/2044	1,450	1,550
4.250%, 05/01/2046	1,500	1,556
MidAmerican Energy MTN
5.800%, 10/15/2036	660	812
Narragansett Electric
4.170%, 12/10/2042 (A)	1,990	1,962
Niagara Mohawk Power
2.721%, 11/28/2022 (A)	700	680
NiSource
5.950%, 06/15/2041	545	643
Northern States Power
5.350%, 11/01/2039	2,695	3,221
3.400%, 08/15/2042	790	727
NSTAR Electric
4.400%, 03/01/2044	655	684
Oncor Electric Delivery LLC
5.300%, 06/01/2042	3,135	3,744
Pacific Gas & Electric
6.350%, 02/15/2038	1,000	1,202
6.250%, 03/01/2039	1,175	1,415
6.050%, 03/01/2034	4,540	5,259
4.600%, 06/15/2043	1,525	1,513
3.950%, 12/01/2047 (A)	1,135	1,011
PacifiCorp
6.000%, 01/15/2039	870	1,111
PECO Energy
3.900%, 03/01/2048	825	817
Piedmont Natural Gas
4.650%, 08/01/2043	330	357
Public Service Electric & Gas MTN
4.050%, 05/01/2048	960	970
4.000%, 06/01/2044	1,000	989
Public Service of Colorado
6.500%, 08/01/2038	725	972
6.250%, 09/01/2037	1,290	1,674
Sempra Energy
6.000%, 10/15/2039	1,565	1,892
3.800%, 02/01/2038	945	880
Southern California Edison
6.050%, 03/15/2039	1,805	2,285
4.650%, 10/01/2043	2,380	2,515
4.500%, 09/01/2040	1,975	2,086
3.900%, 03/15/2043	350	334
Southern California Gas
3.750%, 09/15/2042	1,015	989
Southern Gas Capital
5.875%, 03/15/2041	2,593	3,064
4.400%, 06/01/2043	1,000	1,004

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southwestern Electric Power
6.200%, 03/15/2040	$2,835	$3,554
Union Electric
8.450%, 03/15/2039	1,840	2,795
Virginia Electric & Power
4.450%, 02/15/2044	750	781
4.200%, 05/15/2045	700	704
4.000%, 01/15/2043	450	440
3.450%, 02/15/2024	530	529

		160,126

Total Corporate Obligations (Cost $1,159,617) ($ Thousands)		1,181,879

U.S. TREASURY OBLIGATIONS — 25.9%
U.S. Treasury Bills
1.474%, 06/14/2018 (B)(E)	2,141	2,140
U.S. Treasury Bonds
4.500%, 05/15/2038	46,556	57,813
4.250%, 05/15/2039	560	677
3.875%, 08/15/2040	985	1,135
3.750%, 08/15/2041	2,595	2,941
3.750%, 11/15/2043	11,160	12,699
3.625%, 08/15/2043	14,332	15,981
3.625%, 02/15/2044	13,811	15,417
3.143%, 02/15/2046 (B)	355	155
3.125%, 11/15/2041	9,030	9,282
3.125%, 02/15/2043	4,235	4,349
3.125%, 05/15/2048	82,265	84,514
3.000%, 05/15/2045	8,865	8,901
3.000%, 02/15/2047	3,890	3,902
3.000%, 05/15/2047	72,198	72,384
3.000%, 02/15/2048	33,263	33,359
2.750%, 08/15/2047	35,695	34,044
2.750%, 11/15/2047	18,215	17,370
2.500%, 02/15/2045	10,591	9,655
2.500%, 02/15/2046	32,205	29,271
2.500%, 05/15/2046 (E)	79,720	72,408
U.S. Treasury Inflation-Protected Securities
1.000%, 02/15/2048	1,204	1,235
U.S. Treasury Notes
2.875%, 05/15/2028	6,775	6,805
2.750%, 02/15/2028	1,835	1,822
2.000%, 02/15/2025	8,525	8,126
U.S. Treasury STRIPS
4.118%, 02/15/2045 (B)	4,375	1,973

Total U.S. Treasury Obligations (Cost $502,312) ($ Thousands)		508,358

SEI Institutional Investments Trust / Annual Report / May 31, 2018	221

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 5.0%
California — 2.1%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	$1,200	$1,673
California State, Build America Project, GO
7.625%, 03/01/2040	1,540	2,282
7.550%, 04/01/2039	295	439
7.500%, 04/01/2034	4,965	6,983
7.300%, 10/01/2039	1,000	1,423
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	590	872
Los Angeles, Community College District, Ser D, GO
6.680%, 08/01/2036	2,965	4,050
Los Angeles, Department of Water & Power, Build America Project, RB
6.574%, 07/01/2045	600	850
6.008%, 07/01/2039	3,000	3,737
Los Angeles, Unified School District, Build America Project, GO
5.750%, 07/01/2034	1,875	2,276
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	2,360	3,113
Regents of the University of California, Medical Center Pooled Revenue, Build America Project, Ser H, RB
6.548%, 05/15/2048	1,480	2,004
San Francisco, Public Utilities Commission Water Revenue, Build America Project, Ser DE, RB
6.000%, 11/01/2040	3,805	4,750
Santa Clara Valley, Transportation Authority, Build America Project, RB
5.876%, 04/01/2032	1,115	1,318
State of California, Build America Project, GO
7.350%, 11/01/2039	2,415	3,470
University of California, Ser AD, RB
4.858%, 05/15/2112	2,175	2,272

		41,512

District of Columbia — 0.1%
District of Columbia, Water & Sewer Authority, RB
4.814%, 10/01/2114	1,505	1,648

Florida — 0.2%
City of Gainesville, Build America Project, RB
6.024%, 10/01/2040	3,650	4,633

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Georgia — 0.2%
Georgia State, Municipal Electric Authority, Build America Project, RB
6.637%, 04/01/2057	$2,510	$3,144

Illinois — 0.3%
Illinois State, Finance Authority, RB Callable 06/01/2022 @ 100
4.000%, 06/01/2047	1,260	1,272
Illinois State, GO
5.100%, 06/01/2033	900	866
Metropolitan Water Reclamation District of Greater Chicago, GO
5.720%, 12/01/2038	2,630	3,251

		5,389

Massachusetts — 0.1%
Massachusetts State, Build America Project, Ser D, GO
4.500%, 08/01/2031	1,000	1,081

Michigan — 0.1%
Michigan State University, Build America Project, Ser B, RB Callable 02/15/2030 @ 100
6.173%, 02/15/2050	2,000	2,391

Missouri — 0.1%
Missouri State, Health & Educational Facilities Authority, RB
3.086%, 09/15/2051	2,065	1,753
Missouri State, Joint Municipal Electric Utility Commission, Build America Project, Ser A, RB
6.890%, 01/01/2042	600	766

		2,519

New Jersey — 0.1%
New Jersey State, Turnpike Authority, Build America Project, RB
7.414%, 01/01/2040	60	88
7.102%, 01/01/2041	1,300	1,836

		1,924

New York — 1.4%
City of New York, Build America Project, GO
5.517%, 10/01/2037	1,000	1,191
City of New York, Build America Project, GO Callable 10/01/2020 @ 100
5.817%, 10/01/2031	2,950	3,131
Metropolitan Transportation Authority, Build America Project, RB
6.548%, 11/15/2031	500	620

222	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York & New Jersey, Port Authority, RB
4.926%, 10/01/2051	$725	$856
4.458%, 10/01/2062	1,450	1,567
New York City, Municipal Water Finance Authority, Build America Project, RB
5.440%, 06/15/2043	1,125	1,382
New York City, Municipal Water Finance Authority, Build America Project, RB Callable 06/15/2020 @ 100
6.491%, 06/15/2042	6,630	7,080
New York City, Municipal Water Finance Authority, RB Callable 12/15/2020 @ 100
5.375%, 06/15/2043	600	651
New York City, Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	645	775
New York State, Dormitory Authority, Build America Project, RB
5.500%, 03/15/2030	2,645	3,025
5.289%, 03/15/2033	1,550	1,759
State of New York, Build America Project, RB
5.770%, 03/15/2039	4,160	4,864

		26,901

Ohio — 0.0%
Ohio State University, Build America Project, RB
4.910%, 06/01/2040	535	618
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	115	124

		742

Texas — 0.3%
Dallas, Convention Center Hotel Development, Build America Project, RB
7.088%, 01/01/2042	600	793
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	930	1,108
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	490	704
Permanent University Fund - University of Texas System, Ser S, RB Callable 01/01/2047 @ 100
3.376%, 07/01/2047	560	522
Texas State, Transportation Commission Highway Fund, Build America Project, Ser B, RB
5.178%, 04/01/2030	1,285	1,477

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
University of Texas, Permanent University Fund, Build America Project, RB
5.262%, 07/01/2039	$855	$1,049

		5,653

Total Municipal Bonds (Cost $88,891) ($ Thousands)		97,537

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%
FHLMC
6.750%, 03/15/2031	1,080	1,483
FNMA, PO MTN
0.000%, 05/15/2030 (B)	8,380	5,591
Residual Funding STRIPS
3.849%, 04/15/2030 (B)	17,770	11,972
Tennessee Valley Authority
5.250%, 09/15/2039	4,490	5,753
Tennessee Valley Authority STRIPS, PO
0.000%, 01/15/2038 (B)	3,700	1,835

Total U.S. Government Agency Obligations (Cost $25,469) ($ Thousands)		26,634

MORTGAGE-BACKED SECURITIES — 1.0%

Agency Mortgage-Backed Obligations — 1.0%
FHLMC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	140	148
FHLMC CMO, Ser 2004-2748, Cl ZT
5.500%, 02/15/2024	824	861
FHLMC CMO, Ser 2010-3756, Cl PZ
4.000%, 11/15/2040	6,746	7,022
FHLMC CMO, Ser 2013-4150, Cl JZ
3.000%, 01/15/2043	3,285	3,036
FNMA CMO, Ser 2004-12, Cl ZX
6.000%, 03/25/2034	1,126	1,274
FNMA CMO, Ser 2004-80, Cl XZ
5.000%, 11/25/2034	609	642
FNMA CMO, Ser 2007-68, Cl SC, IO
4.740%, VAR LIBOR USD 1 Month+6.700%, 07/25/2037	30	4
GNMA ARM
2.625%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 06/20/2032	51	53
GNMA CMO, Ser 2004-93, Cl PC
5.000%, 04/16/2034	9	9
GNMA CMO, Ser 2009-8, Cl PS, IO
4.366%, VAR LIBOR USD 1 Month+6.300%, 08/16/2038	78	7

SEI Institutional Investments Trust / Annual Report / May 31, 2018	223

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2010-4, Cl NS, IO
4.456%, VAR LIBOR USD 1 Month+6.390%, 01/16/2040	$100	$16
GNMA CMO, Ser 2011-70, Cl BO, PO
0.000%, 05/20/2041 (B)	7,662	5,847

		18,919

Non-Agency Mortgage-Backed Obligations — 0.0%
DSLA Mortgage Loan Trust, Ser 2005-AR2, Cl 2A1A
2.158%, VAR ICE LIBOR USD 1 Month+0.210%, 03/19/2045	87	84
Harborview Mortgage Loan Trust, Ser 2004-8, Cl 2A4A
2.748%, VAR ICE LIBOR USD 1 Month+0.800%, 11/19/2034	155	148
Harborview Mortgage Loan Trust, Ser 2005-11, Cl 2A1A
2.568%, VAR ICE LIBOR USD 1 Month+0.620%, 08/19/2045	196	193
Indymac Index Mortgage Loan Trust, Ser 2004-AR12, Cl A1
2.740%, VAR ICE LIBOR USD 1 Month+0.780%, 12/25/2034	94	86
Indymac Index Mortgage Loan Trust, Ser 2004-AR5, Cl 2A1B
2.760%, VAR ICE LIBOR USD 1 Month+0.800%, 08/25/2034	37	34
Indymac Index Mortgage Loan Trust, Ser 2004-AR6, Cl 6A1
4.071%, 10/25/2034 (F)	26	26
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
2.820%, VAR ICE LIBOR USD 1 Month+0.860%, 09/25/2034	18	17
Indymac Index Mortgage Loan Trust, Ser 2005-AR18, Cl 2A1A
2.270%, VAR ICE LIBOR USD 1 Month+0.310%, 10/25/2036	12	9
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	15	16
Residential Asset Mortgage Products, Ser 2004-SL3, Cl A2
6.500%, 12/25/2031	7	7
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
3.824%, 12/25/2034 (F)	31	31
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR2, Cl 2A21
2.290%, VAR ICE LIBOR USD 1 Month+0.330%, 01/25/2045	100	99

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 1A3
3.876%, 04/25/2036 (F)	$35	$35

		785

Total Mortgage-Backed Securities (Cost $15,202) ($ Thousands)		19,704

SOVEREIGN DEBT — 0.7%
Chile Government International Bond
3.860%, 06/21/2047	640	606
Colombia Government International Bond
5.625%, 02/26/2044	990	1,042
5.000%, 06/15/2045	45	43
Israel Government AID Bond
5.500%, 09/18/2033	1,400	1,758
Mexico Government International Bond
6.050%, 01/11/2040	216	234
5.750%, 10/12/2110	474	456
4.600%, 01/23/2046	2,150	1,941
4.600%, 02/10/2048	1,465	1,328
Saudi Government International Bond MTN
5.000%, 04/17/2049 (A)	1,260	1,218
4.625%, 10/04/2047 (A)	1,040	960
United Mexican States MTN
5.550%, 01/21/2045	1,670	1,718
4.350%, 01/15/2047	1,650	1,441
Uruguay Government International Bond
5.100%, 06/18/2050	1,920	1,900

Total Sovereign Debt (Cost $15,003) ($ Thousands)		14,645

ASSET-BACKED SECURITIES — 0.0%
Mortgage Related Securities — 0.0%
Conseco Finance, Ser 1998-2, Cl A5
6.240%, 12/01/2028	20	20

Other Asset-Backed Securities — 0.0%
Citicorp Residential Mortgage Securities, Ser 2007-1, Cl A5
5.458%, 03/25/2037 (C)	180	188

Total Asset-Backed Securities (Cost $159) ($ Thousands)		208

224	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	26,627,925	$26,628

Total Cash Equivalent (Cost $26,628) ($ Thousands)		26,628

Total Investments in Securities— 95.4% (Cost $1,833,281) ($ Thousands)		$1,875,593

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Note	250	Sep-2018	$29,885	$30,109	$224
U.S. 2 Year Treasury Note	(197)	Sep-2018	(41,674)	(41,810)	(136)
U.S. 5-Year Treasury Note	145	Sep-2018	16,455	16,514	59
U.S. Long Treasury Bond	(110)	Sep 2018	(15,554)	(15,964)	(410)
U.S. Ultra Long Treasury Bond	491	Sep-2018	77,663	78,314	651
Ultra 10-Year U.S. Treasury Note	(88)	Sep-2018	(11,154)	(11,294)	(140)

			$55,621	$55,869	$248

Percentages are based on Net Assets of $1,965,417 ($ Thousands).

**	Rate shown is the 7-day effective yield as of May 31, 2018.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $134,769 ($ Thousands), representing 6.9% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(C)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2018. The coupon on a step bond changes on a specified date.
(D)	Security is in default on interest payment.
(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

ARM — Adjustable Rate Mortgage

Cl — Class

CMO — Collateralized Mortgage Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

USD — United States Dollar

VAR — Variable Rate

SEI Institutional Investments Trust / Annual Report / May 31, 2018	225

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Fund (Concluded)

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$-	$1,181,879	$-	$1,181,879
U.S. Treasury Obligations	-	508,358	-	508,358
Municipal Bonds	-	97,537	-	97,537
U.S. Government Agency Obligations	-	26,634	-	26,634
Mortgage-Backed Securities	-	19,704	-	19,704
Sovereign Debt	-	14,645	-	14,645
Asset-Backed Securities	-	208	-	208
Cash Equivalent	26,628	-	-	26,628

Total Investments in Securities	$26,628	$1,848,965	$-	$1,875,593

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$934	$–	$–	$934
Unrealized Depreciation	(686)	–	–	(686)

Total Other Financial Instruments	$248	$–	$–	$248

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$32,444	$972,858	$(978,674)	$26,628	$251

The accompanying notes are an integral part of the financial statements.

226	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Credit Fund

+Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 86.6%

Consumer Discretionary — 6.7%
21st Century Fox America
6.750%, 01/09/2038	$525	$672
6.200%, 12/15/2034	2,114	2,535
4.750%, 09/15/2044	475	499
Alimentation Couche-Tard
4.500%, 07/26/2047 (A)	900	854
Amazon.com
4.250%, 08/22/2057 (A)	3,864	3,893
4.050%, 08/22/2047 (A)	12,238	12,217
3.875%, 08/22/2037 (A)	2,405	2,408
CBS
5.900%, 10/15/2040	40	44
Charter Communications Operating LLC
6.834%, 10/23/2055	580	650
6.484%, 10/23/2045	1,910	2,032
5.750%, 04/01/2048	4,470	4,383
Comcast
6.550%, 07/01/2039	315	390
6.500%, 11/15/2035	2,056	2,492
6.400%, 05/15/2038	2,837	3,463
6.400%, 03/01/2040	735	898
5.650%, 06/15/2035	5,670	6,367
4.750%, 03/01/2044	2,900	2,881
4.650%, 07/15/2042	2,950	2,918
4.600%, 08/15/2045	6,340	6,198
4.500%, 01/15/2043	6,885	6,597
4.400%, 08/15/2035	1,800	1,762
4.250%, 01/15/2033	6,760	6,644
4.200%, 08/15/2034	18,735	18,140
4.049%, 11/01/2052	19,243	16,968
4.000%, 03/01/2048	1,180	1,053
3.999%, 11/01/2049	3,019	2,671
3.969%, 11/01/2047	16,425	14,512
3.900%, 03/01/2038	7,405	6,786
3.400%, 07/15/2046	10,129	8,231
Cox Enterprises
7.375%, 07/15/2027 (A)	500	598

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Daimler Finance North America LLC
3.750%, 02/22/2028 (A)	$6,490	$6,418
Darden Restaurants
4.550%, 02/15/2048	1,250	1,157
Discovery Communications LLC
6.350%, 06/01/2040	2,857	3,182
Grupo Televisa
6.625%, 01/15/2040	20	22
Home Depot
5.950%, 04/01/2041	2,465	3,120
5.875%, 12/16/2036	2,383	2,998
4.875%, 02/15/2044	855	957
4.400%, 03/15/2045	7,390	7,769
4.250%, 04/01/2046	10,686	10,980
4.200%, 04/01/2043	5,890	6,008
3.900%, 06/15/2047	13,230	12,983
3.750%, 02/15/2024	355	363
3.350%, 09/15/2025	1,040	1,029
Kohl’s
5.550%, 07/17/2045	3,119	3,004
Lowe’s
4.375%, 09/15/2045	3,340	3,410
4.250%, 09/15/2044	3,750	3,766
4.050%, 05/03/2047	13,531	13,203
3.700%, 04/15/2046	2,622	2,412
NBCUniversal Media LLC
5.950%, 04/01/2041	4,125	4,731
4.450%, 01/15/2043	2,780	2,670
4.375%, 04/01/2021	65	67
2.875%, 01/15/2023	225	219
Newell Brands
5.500%, 04/01/2046	1,405	1,426
NIKE
3.625%, 05/01/2043	1,670	1,563
QVC
5.950%, 03/15/2043	2,590	2,482
5.450%, 08/15/2034	495	471
Target
6.500%, 10/15/2037	2,601	3,358
4.000%, 07/01/2042	8,276	7,997
Thomson Reuters
4.500%, 05/23/2043	290	276
Time Warner
4.650%, 06/01/2044	1,100	1,033
Time Warner Cable
5.875%, 11/15/2040	160	162
Time Warner Entertainment
8.375%, 07/15/2033	1,620	2,060
Viacom
5.250%, 04/01/2044	190	184
4.850%, 12/15/2034	300	283

SEI Institutional Investments Trust / Annual Report / May 31, 2018	227

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Walt Disney
4.125%, 12/01/2041	$2,315	$2,353
Walt Disney MTN
4.125%, 06/01/2044	3,044	3,045
1.850%, 07/30/2026	1,520	1,339

		258,256

Consumer Staples — 8.3%
Altria Group
10.200%, 02/06/2039	2,501	4,125
9.950%, 11/10/2038	1,665	2,655
5.375%, 01/31/2044	730	797
4.250%, 08/09/2042	420	395
3.875%, 09/16/2046	10,183	9,110
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	61,043	63,586
4.700%, 02/01/2036	34,696	35,740
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	2,285	3,318
8.000%, 11/15/2039	2,676	3,841
4.950%, 01/15/2042	1,805	1,906
4.750%, 04/15/2058	7,930	7,895
4.600%, 04/15/2048	6,899	6,913
4.439%, 10/06/2048	1,567	1,528
4.375%, 04/15/2038	4,365	4,330
3.750%, 07/15/2042	670	598
Bacardi
5.300%, 05/15/2048 (A)	1,990	1,898
Baptist Health South Florida
4.342%, 11/15/2041	610	629
BAT Capital
4.540%, 08/15/2047 (A)	3,805	3,616
4.390%, 08/15/2037 (A)	8,480	8,127
Bowdoin College
4.693%, 07/01/2112	1,531	1,560
Clorox
3.100%, 10/01/2027	2,650	2,506
Coca-Cola Femsa
5.250%, 11/26/2043	3,070	3,460
Constellation Brands
4.100%, 02/15/2048	2,775	2,526
Dartmouth-Hitchcock Health
4.178%, 08/01/2048	5,403	5,447
Diageo Capital
5.875%, 09/30/2036	485	604
3.875%, 04/29/2043	4,560	4,488
Duke University Health System
3.920%, 06/01/2047	3,625	3,579
Ford Foundation
3.859%, 06/01/2047	2,500	2,510
General Mills
4.700%, 04/17/2048	500	484

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Grupo Bimbo
4.875%, 06/27/2044 (A)	$680	$639
4.700%, 11/10/2047 (A)	1,085	985
Heineken
4.350%, 03/29/2047 (A)	700	702
Indiana University Health Obligated Group
3.970%, 11/01/2048	2,310	2,306
Johns Hopkins Health System
3.837%, 05/15/2046	640	637
Johns Hopkins University
4.083%, 07/01/2053	2,000	2,063
Kaiser Foundation Hospitals
4.150%, 05/01/2047	5,860	5,975
Kimberly-Clark
5.300%, 03/01/2041	555	659
3.900%, 05/04/2047	5,100	5,035
Kraft Heinz Foods
7.125%, 08/01/2039 (A)	1,660	2,024
6.750%, 03/15/2032	575	689
4.375%, 06/01/2046	1,060	947
Maple Escrow Subsidiary
4.985%, 05/25/2038 (A)	2,135	2,162
Massachusetts Institute of Technology
5.600%, 07/01/2111	3,400	4,477
3.959%, 07/01/2038	1,927	2,040
Northwell Healthcare
4.260%, 11/01/2047	790	763
Northwestern University
3.688%, 12/01/2038	2,070	2,100
Novartis Capital
4.000%, 11/20/2045	775	792
Partners Healthcare System
3.765%, 07/01/2048	1,000	919
PepsiCo
4.600%, 07/17/2045	4,280	4,635
4.250%, 10/22/2044	1,000	1,032
4.000%, 05/02/2047	5,504	5,454
3.450%, 10/06/2046	17,025	15,438
3.000%, 08/25/2021	16	16
Philip Morris International
6.375%, 05/16/2038	420	520
4.875%, 11/15/2043	2,150	2,249
4.500%, 03/20/2042	8,840	8,798
4.375%, 11/15/2041	1,750	1,719
4.250%, 11/10/2044	6,116	5,907
4.125%, 03/04/2043	9,035	8,521
3.875%, 08/21/2042	3,795	3,451
President & Fellows of Harvard College
3.619%, 10/01/2037	400	399
Princeton University
5.700%, 03/01/2039	1,399	1,809

228	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Procter & Gamble
3.500%, 10/25/2047	$3,960	$3,714
Reynolds American
8.125%, 05/01/2040	1,140	1,576
6.150%, 09/15/2043	20	23
Stanford Health Care
3.795%, 11/15/2048	9,287	9,019
Sysco
4.450%, 03/15/2048	1,110	1,082
Tufts University
5.017%, 04/15/2112	394	442
University of Chicago
4.411%, 10/01/2044	715	739
University of Southern California
3.841%, 10/01/2047	1,580	1,574
3.028%, 10/01/2039	2,300	2,082
Walgreen
4.400%, 09/15/2042	30	28
Walmart
4.000%, 04/11/2043	5,690	5,775
3.625%, 12/15/2047	8,485	8,128

		318,215

Energy — 5.7%
Anadarko Petroleum
6.450%, 09/15/2036	1,275	1,507
5.492%, 10/10/2036 (B)	15,000	6,384
Apache
6.000%, 01/15/2037	3,121	3,498
BG Energy Capital
5.125%, 10/15/2041 (A)	5,840	6,513
BP Capital Markets
3.723%, 11/28/2028	3,865	3,886
3.279%, 09/19/2027	4,415	4,286
Canadian Oil Sands
6.000%, 04/01/2042 (A)	2,375	2,574
Cenovus Energy
6.750%, 11/15/2039	1,295	1,465
Chevron
2.954%, 05/16/2026	2,430	2,337
Colonial Pipeline
4.250%, 04/15/2048 (A)	5,185	5,087
Conoco Funding
6.950%, 04/15/2029	2,798	3,499
ConocoPhillips
6.500%, 02/01/2039	12,716	16,488
5.900%, 05/15/2038	2,400	2,933
4.300%, 11/15/2044	7,870	8,139
ConocoPhillips Canada Funding I
5.950%, 10/15/2036	390	477
Continental Resources
4.900%, 06/01/2044	2,980	2,947

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Devon Financing
7.875%, 09/30/2031	$1,315	$1,766
Ecopetrol
5.875%, 05/28/2045	1,125	1,075
Energy Transfer Partners
8.250%, 11/15/2029	750	924
6.050%, 06/01/2041	1,460	1,478
4.900%, 03/15/2035	82	76
Eni
5.700%, 10/01/2040 (A)	2,620	2,840
EnLink Midstream Partners
5.050%, 04/01/2045	3,170	2,854
Enterprise Products Operating LLC
5.950%, 02/01/2041	1,870	2,175
5.750%, 03/01/2035	185	204
4.250%, 02/15/2048	1,395	1,320
Equinor
6.500%, 12/01/2028 (A)	2,490	3,055
5.100%, 08/17/2040	1,415	1,619
4.800%, 11/08/2043	2,284	2,552
3.950%, 05/15/2043	1,430	1,407
Exxon Mobil
4.114%, 03/01/2046	1,269	1,305
3.567%, 03/06/2045	12,815	12,015
Kinder Morgan
5.550%, 06/01/2045	845	874
5.300%, 12/01/2034	500	507
Marathon Petroleum
5.000%, 09/15/2054	1,030	999
Motiva Enterprises
6.850%, 01/15/2040 (A)	4,710	5,680
MPLX
5.200%, 03/01/2047	2,090	2,154
4.700%, 04/15/2048	2,800	2,680
4.500%, 04/15/2038	475	453
Noble Energy
6.000%, 03/01/2041	360	414
5.250%, 11/15/2043	400	424
Occidental Petroleum
4.400%, 04/15/2046	3,280	3,367
4.200%, 03/15/2048	10,775	10,768
4.100%, 02/15/2047	2,415	2,391
Petroleos Mexicanos
6.350%, 02/12/2048 (A)	1,585	1,442
5.625%, 01/23/2046	776	657
Petroleos Mexicanos MTN
6.750%, 09/21/2047	1,035	978
Shell International Finance BV
6.375%, 12/15/2038	6,206	8,167
5.500%, 03/25/2040	2,500	2,962
4.550%, 08/12/2043	5,145	5,452
4.375%, 05/11/2045	6,640	6,911

SEI Institutional Investments Trust / Annual Report / May 31, 2018	229

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.125%, 05/11/2035	$6,511	$6,647
4.000%, 05/10/2046	6,940	6,824
3.750%, 09/12/2046	9,674	9,199
3.625%, 08/21/2042	305	285
Southern Natural Gas
7.350%, 02/15/2031	1,615	1,960
Spectra Energy Partners
5.950%, 09/25/2043	160	183
Suncor Energy
5.950%, 12/01/2034	740	888
TC PipeLines
4.375%, 03/13/2025	1,300	1,300
Tennessee Gas Pipeline
8.375%, 06/15/2032	2,200	2,774
TransCanada PipeLines
7.250%, 08/15/2038	1,765	2,312
6.100%, 06/01/2040	1,660	1,942
5.000%, 10/16/2043	1,275	1,322
4.875%, 05/15/2048	5,490	5,663
4.750%, 05/15/2038	1,725	1,756
4.625%, 03/01/2034	10,968	11,113
Williams Partners
6.300%, 04/15/2040	50	57
5.800%, 11/15/2043	220	238
5.400%, 03/04/2044	1,000	1,044

		221,472

Financials — 18.1%
AIA Group MTN
4.875%, 03/11/2044 (A)	2,572	2,855
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	5,560	7,145
Allstate
4.200%, 12/15/2046	3,415	3,411
Apollo Management Holdings
5.000%, 03/15/2048 (A)	3,035	3,070
BAC Capital Trust XI
6.625%, 05/23/2036	170	253
Banco Santander
4.379%, 04/12/2028	2,115	2,038
3.800%, 02/23/2028	1,340	1,229
Bank of America
7.750%, 05/14/2038	1,275	1,751
6.500%, 07/15/2018	265	266
6.110%, 01/29/2037	3,965	4,630
6.000%, 10/15/2036	2,655	3,188
3.946%, VAR ICE LIBOR USD 3 Month+1.190%, 01/23/2049	12,350	11,414
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	2,988	2,823
3.366%, VAR ICE LIBOR USD 3 Month+0.810%, 01/23/2026	820	793

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bank of America MTN
5.875%, 02/07/2 042	$13,748	$16,508
5.000%, 01/21/2044	2,635	2,840
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029	5,295	5,227
3.824%, VAR ICE LIBOR USD 3 Month+1.575%, 01/20/2028	3,335	3,263
3.705%, VAR ICE LIBOR USD 3 Month+1.512%, 04/24/2028	450	435
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	12,655	12,132
3.248%, 10/21/2027	2,850	2,671
Bank of New York Mellon MTN
4.600%, 01/15/2020	50	51
3.442%, VAR ICE LIBOR USD 3
Month+1.069%, 02/07/2028	1,300	1,277
Bank One Capital III
8.750%, 09/01/2030	655	911
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/2029	2,130	2,121
Berkshire Hathaway
4.500%, 02/11/2043	4,660	4,936
3.400%, 01/31/2022	56	57
Berkshire Hathaway Finance
5.750%, 01/15/2040	3,080	3,735
4.400%, 05/15/2042	4,515	4,724
4.300%, 05/15/2043	2,885	2,973
Blackstone Holdings Finance
6.250%, 08/15/2042 (A)	1,313	1,576
5.000%, 06/15/2044 (A)	2,238	2,361
4.450%, 07/15/2045 (A)	700	685
BNP Paribas MTN
4.375%, VAR USD Swap Semi 30/360 5
Year Curr+1.483%, 03/01/2033 (A)	700	665
Brighthouse Financial
4.700%, 06/22/2047	2,595	2,266
Capital One Financial
3.800%, 01/31/2028	2,595	2,475
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	4,243	4,526
CDP Financial
5.600%, 11/25/2039 (A)	2,513	3,210
Chubb
6.500%, 05/15/2038	1,110	1,455
Chubb INA Holdings
6.700%, 05/15/2036	4,870	6,452
Cincinnati Financial
6.920%, 05/15/2028	2,518	3,096
6.125%, 11/01/2034	3,553	4,303
Citigroup
8.125%, 07/15/2039	4,053	5,839
6.125%, 08/25/2036	690	802

230	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.650%, 07/30/2045	$1,539	$1,564
4.450%, 09/29/2027	3,710	3,675
4.281%, VAR ICE LIBOR USD 3 Month+1.839%, 04/24/2048	2,601	2,510
3.520%, VAR ICE LIBOR USD 3 Month+1.151%, 10/27/2028	7,560	7,137
Citigroup Capital III
7.625%, 12/01/2036	895	1,178
Commonwealth Bank of Australia
4.316%, 01/10/2048 (A)	2,536	2,338
Cooperatieve Rabobank UA
4.625%, 12/01/2023	1,670	1,693
Cooperatieve Rabobank UA MTN
5.250%, 05/24/2041	115	131
Credit Agricole MTN
4.000%, VAR USD Swap Semi 30/360
5 Year Curr+1.644%, 01/10/2033 (A)	655	604
Credit Suisse Group
4.282%, 01/09/2028 (A)	2,675	2,607
DaimlerChrysler
8.500%, 01/18/2031	150	214
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	800	1,001
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (A)	3,970	4,273
Farmers Exchange Capital III
5.454%, VAR ICE LIBOR USD 3 Month+3.454%, 10/15/2054 (A)	1,000	1,005
Fifth Third Bancorp
8.250%, 03/01/2038	1,760	2,449
3.950%, 03/14/2028	550	547
First Union Capital II
7.950%, 11/15/2029	695	885
FMR
5.150%, 02/01/2043 (A)	260	296
4.950%, 02/01/2033 (A)	250	274
Goldman Sachs Group
6.750%, 10/01/2037	5,225	6,292
6.250%, 02/01/2041	9,616	11,545
6.125%, 02/15/2033	18,145	21,177
4.750%, 10/21/2045	4,985	5,044
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	4,375	4,266
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	1,875	1,846
4.017%, VAR ICE LIBOR USD 3 Month+1.373%, 10/31/2038	5,680	5,255
3.850%, 01/26/2027	2,865	2,780
3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/2029	6,465	6,208
3.750%, 05/22/2025	2,250	2,207
3.625%, 01/22/2023	215	215

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Goldman Sachs Group MTN
5.375%, 03/15/2020	$175	$182
4.800%, 07/08/2044	7,115	7,219
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	2,755	2,880
HSBC Bank USA
7.650%, 05/01/2025	2,115	2,498
7.000%, 01/15/2039	3,870	5,122
5.875%, 11/01/2034	9,625	11,216
HSBC Holdings
6.800%, 06/01/2038	6,819	8,473
6.500%, 09/15/2037	6,970	8,373
5.250%, 03/14/2044	18,130	18,921
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	4,495	4,410
Intesa Sanpaolo
4.375%, 01/12/2048 (A)	790	639
3.875%, 07/14/2027 (A)	2,865	2,515
3.875%, 01/12/2028 (A)	800	698
JPMorgan Chase
6.400%, 05/15/2038	11,845	14,835
5.600%, 07/15/2041	6,665	7,759
5.500%, 10/15/2040	9,425	10,839
5.400%, 01/06/2042	8,400	9,536
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048	95	92
4.250%, 10/15/2020	300	307
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	4,840	4,531
4.005%, VAR ICE LIBOR USD 3 Month+1.120%, 04/23/2029	4,485	4,439
3.964%, VAR ICE LIBOR USD 3 Month+1.380%, 11/15/2048	7,100	6,582
3.900%, 07/15/2025	500	501
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	9,455	8,708
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	13,465	12,610
3.782%, VAR ICE LIBOR USD 3 Month+1.337%, 02/01/2028	1,305	1,278
3.625%, 12/01/2027	1,375	1,300
3.540%, VAR ICE LIBOR USD 3 Month+1.380%, 05/01/2028	1,950	1,871
3.509%, VAR ICE LIBOR USD 3 Month+0.945%, 01/23/2029	300	286
3.200%, 01/25/2023	200	197
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	3,248	3,458
KKR Group Finance III LLC
5.125%, 06/01/2044 (A)	5,567	5,687
Lloyds Banking Group
3.574%, VAR ICE LIBOR USD 3 Month+1.205%, 11/07/2028	1,495	1,384

SEI Institutional Investments Trust / Annual Report / May 31, 2018	231

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Macquarie Group
6.250%, 01/14/2021 (A)	$40	$43
6.000%, 01/14/2020 (A)	100	104
Marsh & McLennan
4.200%, 03/01/2048	1,585	1,549
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (A)	605	951
4.900%, 04/01/2077 (A)	530	542
MetLife
10.750%, 08/01/2039	185	288
6.500%, 12/15/2032	170	214
5.875%, 02/06/2041	2,315	2,742
5.700%, 06/15/2035	11,989	13,845
4.875%, 11/13/2043	4,465	4,745
4.721%, 12/15/2044	4,190	4,376
MetLife Capital Trust IV
7.875%, 12/15/2037 (A)	220	274
Morgan Stanley
7.250%, 04/01/2032	155	200
4.375%, 01/22/2047	8,900	8,726
Morgan Stanley MTN
6.375%, 07/24/2042	7,880	9,816
6.250%, 08/09/2026	8,221	9,387
4.300%, 01/27/2045	10,550	10,150
4.000%, 07/23/2025	500	503
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	6,120	5,760
3.875%, 04/29/2024	635	638
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	7,710	7,456
3.759%, VAR ICE LIBOR USD 3 Month+1.400%, 10/24/2023	1,485	1,519
3.700%, 10/23/2024	3,405	3,390
3.591%, VAR ICE LIBOR USD 3
Month+1.340%, 07/22/2028	1,650	1,577
3.125%, 07/27/2026	3,540	3,324
Mutual of Omaha Insurance
4.297%, VAR ICE LIBOR USD 3 Month+2.640%, 07/15/2054 (A)	735	740
National Rural Utilities Cooperative Finance
4.023%, 11/01/2032	4,517	4,630
3.400%, 02/07/2028	3,240	3,170
Nationwide Financial Services
5.300%, 11/18/2044 (A)	585	632
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)	1,260	2,001
4.950%, 04/22/2044 (A)	1,220	1,277
New York Life Global Funding
3.000%, 01/10/2028 (A)	1,535	1,453
New York Life Insurance
6.750%, 11/15/2039 (A)	4,015	5,442
5.875%, 05/15/2033 (A)	4,447	5,393

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (A)	$1,827	$2,305
3.850%, 09/30/2047 (A)	6,084	5,673
Pacific Life lnsurance
4.300%, VAR ICE LIBOR USD 3
Month+2.796%, 10/24/2067 (A)	2,145	1,910
PNC Bank
3.800%, 07/25/2023	450	454
3.250%, 01/22/2028	3,485	3,339
PNC Financial Services Group
6.700%, 06/10/2019	100	104
Prudential Financial
3.935%, 12/07/2049	6,922	6,395
3.905%, 12/07/2047	3,335	3,068
Prudential Financial MTN
6.625%, 06/21/2040	285	370
5.700%, 12/14/2036	6,654	7,756
Prudential Insurance of America
8.300%, 07/01/2025 (A)	1,000	1,255
Raymond James Financial
4.950%, 07/15/2046	1,250	1,314
Santander UK Group Holdings
3.823%, VAR ICE LIBOR USD 3
Month+1.400%, 11/03/2028	430	397
Securian Financial Group
4.800%, 04/15/2048 (A)	2,236	2,241
Swiss Re Treasury US
4.250%, 12/06/2042 (A)	6,581	6,698
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (A)	1,332	1,764
4.900%, 09/15/2044 (A)	2,355	2,543
4.270%, 05/15/2047 (A)	5,733	5,642
Travelers
6.750%, 06/20/2036	3,148	4,183
5.350%, 11/01/2040	1,565	1,838
4.050%, 03/07/2048	1,800	1,766
4.000%, 05/30/2047	1,555	1,518
3.750%, 05/15/2046	2,340	2,185
Travelers MTN
6.250%, 06/15/2037	4,767	6,041
Trinity Acquisition
6.125%, 08/15/2043	50	59
US Bancorp MTN
4.125%, 05/24/2021	22	23
Validus Holdings
8.875%, 01/26/2040	2,085	3,100
Wachovia
7.500%, 04/15/2035	440	570
6.600%, 01/15/2038	5,445	6,970
5.850%, 02/01/2037	13,846	16,353

232	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Wells Fargo
5.950%, 08/26/2036	$5,915	$7,060
5.606%, 01/15/2044	5,248	5,775
3.900%, 05/01/2045	11,704	10,917
3.000%, 04/22/2026	1,410	1,318
Wells Fargo MTN
4.900%, 11/17/2045	3,855	3,887
4.750%, 12/07/2046	9,726	9,607
4.650%, 11/04/2044	4,600	4,466
4.600%, 04/01/2021	40	41
4.400%, 06/14/2046	5,860	5,479
4.300%, 07/22/2027	1,207	1,197
3.584%, VAR ICE LIBOR USD 3 Month+1.310%, 05/22/2028	17,111	16,370

		699,808

Health Care — 10.3%
Abbott Laboratories
4.900%, 11/30/2046	525	565
AbbVie
4.700%, 05/14/2045	280	283
Aetna
6.750%, 12/15/2037	906	1,170
4.750%, 03/15/2044	2,800	2,843
4.125%, 11/15/2042	2,020	1,908
3.875%, 08/15/2047	7,641	6,840
Allergan Funding SCS
4.850%, 06/15/2044	625	606
Allina Health System
4.805%, 11/15/2045	1,616	1,794
Amgen
4.400%, 05/01/2045	1,975	1,929
Anthem
4.650%, 08/15/2044	900	886
4.625%, 05/15/2042	300	292
4.375%, 12/01/2047	6,490	6,101
Ascension Health
4.847%, 11/15/2053	520	594
3.945%, 11/15/2046	1,355	1,358
AstraZeneca
6.450%, 09/15/2037	6,915	8,728
4.375%, 11/16/2045	3,850	3,881
4.000%, 09/18/2042	1,885	1,792
Barnabas Health
4.000%, 07/01/2028	2,240	2,239
Baylor Scott & White Holdings
4.185%, 11/15/2045	3,435	3,492
2.650%, 11/15/2026	1,235	1,135
Cardinal Health
4.368%, 06/15/2047	2,595	2,357
Celgene
5.250%, 08/15/2043	670	699

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.625%, 05/15/2044	$780	$739
4.550%, 02/20/2048	1,830	1,705
Cigna
3.875%, 10/15/2047	500	435
3.050%, 10/15/2027	2,130	1,933
City of Hope
5.623%, 11/15/2043	850	1,029
Cleveland Clinic Foundation
4.858%, 01/01/2114	2,439	2,633
Covidien International Finance
6.550%, 10/15/2037	2,150	2,839
CVS Health
5.050%, 03/25/2048	15,680	16,081
4.780%, 03/25/2038	3,625	3,616
Eli Lilly
3.950%, 05/15/2047	9,187	9,210
3.100%, 05/15/2027	2,445	2,365
Gilead Sciences
4.800%, 04/01/2044	12,284	12,865
4.750%, 03/01/2046	8,040	8,358
4.600%, 09/01/2035	2,810	2,911
4.500%, 02/01/2045	11,880	11,953
4.150%, 03/01/2047	7,575	7,277
4.000%, 09/01/2036	950	916
2.950%, 03/01/2027	1,900	1,783
GlaxoSmithKline Capital
6.375%, 05/15/2038	11,654	15,222
3.875%, 05/15/2028	4,335	4,404
Hartford HealthCare
5.746%, 04/01/2044	2,130	2,508
Highmark
6.125%, 05/15/2041 (A)	550	603
4.750%, 05/15/2021 (A)	665	680
Humana
8.150%, 06/15/2038	1,510	2,142
4.950%, 10/01/2044	500	528
4.800%, 03/15/2047	310	321
4.625%, 12/01/2042	55	55
Johnson & Johnson
4.850%, 05/15/2041	5,652	6,503
4.500%, 12/05/2043	1,000	1,105
4.375%, 12/05/2033	8,300	8,967
3.625%, 03/03/2037	10,145	10,005
3.500%, 01/15/2048	2,590	2,462
3.400%, 01/15/2038	12,435	11,838
2.900%, 01/15/2028	2,575	2,479
Medtronic
6.500%, 03/15/2039	885	1,171
4.625%, 03/15/2044	6,416	6,864
4.625%, 03/15/2045	21,377	23,099
4.375%, 03/15/2035	13,306	13,971

SEI Institutional Investments Trust / Annual Report / May 31, 2018	233

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Merck
4.150%, 05/18/2043	$3,050	$3,149
3.700%, 02/10/2045	11,535	11,070
3.600%, 09/15/2042	3,340	3,156
New York and Presbyterian Hospital
4.763%, 08/01/2116	1,705	1,755
4.063%, 08/01/2056	2,200	2,157
Novartis Capital
4.400%, 05/06/2044	3,160	3,442
NYU Langone Hospitals
5.750%, 07/01/2043	2,040	2,570
4.428%, 07/01/2042	2,150	2,226
4.368%, 07/01/2047	1,950	2,013
Pfizer
4.400%, 05/15/2044	5,495	5,805
4.300%, 06/15/2043	2,640	2,734
4.125%, 12/15/2046	1,575	1,601
4.000%, 12/15/2036	13,286	13,507
Pharmacia
6.600%, 12/01/2028	1,145	1,433
Providence St. Joseph Health Obligated Group
3.744%, 10/01/2047	1,640	1,538
Roche Holdings
4.000%, 11/28/2044 (A)	230	236
2.375%, 01/28/2027 (A)	3,815	3,502
Shands Teaching Hospital and Clinics
4.741%, 12/01/2042	1,750	1,829
Stryker
4.625%, 03/15/2046	615	652
4.375%, 05/15/2044	1,220	1,237
4.100%, 04/01/2043	785	769
Sutter Health
2.286%, 08/15/2053	2,000	1,959
Toledo Hospital
4.982%, 11/15/2045	2,145	2,392
Trinity Health
4.125%, 12/01/2045	2,524	2,504
UnitedHealth Group
6.875%, 02/15/2038	3,981	5,415
6.625%, 11/15/2037	2,310	3,058
6.500%, 06/15/2037	3,825	5,015
5.950%, 02/15/2041	1,130	1,409
5.800%, 03/15/2036	325	394
5.700%, 10/15/2040	1,005	1,220
4.750%, 07/15/2045	12,510	13,679
4.625%, 07/15/2035	1,180	1,266
4.375%, 03/15/2042	30	31
4.250%, 03/15/2043	956	973
4.250%, 04/15/2047	2,530	2,568
4.200%, 01/15/2047	6,067	6,095
3.950%, 10/15/2042	1,150	1,113

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.750%, 10/15/2047	$940	$882
Wyeth LLC
6.500%, 02/01/2034	3,390	4,352
5.950%, 04/01/2037	16,368	20,550

		396,323

Industrials — 8.2%
3M MTN
3.625%, 10/15/2047	1,200	1,150
3.125%, 09/19/2046	2,275	1,965
Air Canada, Pass-Through Trust, Ser 2013-1, Cl A
4.125%, 05/15/2025 (A)	424	427
Air Canada, Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (A)	4,883	4,743
Airbus
3.950%, 04/10/2047 (A)	2,500	2,463
American Airlines, Pass-Through Trust, Ser 2014-1, Cl A
3.700%, 10/01/2026	1,766	1,735
American Airlines, Pass-Through Trust, Ser 2016-2, Cl AA
3.200%, 06/15/2028	4,509	4,273
American Airlines, Pass-Through Trust, Ser 2017-2, Cl AA
3.350%, 10/15/2029	4,355	4,210
Boeing
3.625%, 03/01/2048	415	394
3.550%, 03/01/2038	365	353
3.375%, 06/15/2046	2,400	2,196
3.300%, 03/01/2035	5,670	5,264
Burlington Northern Santa Fe LLC
5.150%, 09/01/2043	1,705	1,949
4.950%, 09/15/2041	140	154
4.900%, 04/01/2044	10,300	11,323
4.550%, 09/01/2044	5,425	5,698
4.450%, 03/15/2043	1,250	1,290
4.400%, 03/15/2042	4,025	4,106
4.150%, 04/01/2045	10,205	10,194
4.125%, 06/15/2047	3,815	3,802
4.050%, 06/15/2048	6,620	6,523
Canadian National Railway
6.250%, 08/01/2034	2,393	3,037
6.200%, 06/01/2036	5,665	7,206
4.500%, 11/07/2043	3,800	4,042
3.650%, 02/03/2048	2,000	1,872
3.200%, 08/02/2046	4,045	3,509
Caterpillar
5.200%, 05/27/2041	395	464
4.750%, 05/15/2064	5,110	5,474
3.803%, 08/15/2042	5,890	5,717

234	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Crane
4.200%, 03/15/2048	$775	$750
CSX
4.500%, 08/01/2054	900	871
Deere
3.900%, 06/09/2042	4,190	4,179
Eaton
4.000%, 11/02/2032	3,356	3,336
GE Capital International Funding Unlimited
4.418%, 11/15/2035	62,881	60,593
General Electric
4.500%, 03/11/2044	12,992	12,611
2.700%, 10/09/2022	1,010	982
General Electric MTN
6.150%, 08/07/2037	81	95
5.875%, 01/14/2038	27,000	30,902
Honeywell International
3.812%, 11/21/2047	1,085	1,072
Johnson Controls International
6.000%, 01/15/2036	340	393
5.700%, 03/01/2041	55	62
4.950%, 07/02/2064 (C)	695	687
Lockheed Martin
4.700%, 05/15/2046	1,000	1,067
Norfolk Southern
4.050%, 08/15/2052	458	433
Northrop Grumman
4.030%, 10/15/2047	1,715	1,616
Parker-Hannifin
4.100%, 03/01/2047	4,579	4,599
Parker-Hannifin MTN
4.450%, 11/21/2044	1,755	1,852
Raytheon
4.700%, 12/15/2041	560	629
4.200%, 12/15/2044	3,500	3,668
Siemens Financieringsmaatschappij
3.300%, 09/15/2046 (A)	5,755	5,051
Snap-on
4.100%, 03/01/2048	2,845	2,868
Stanley Black & Decker
5.200%, 09/01/2040	280	312
Union Pacific
4.750%, 09/15/2041	2,829	3,045
4.375%, 11/15/2065	4,355	4,149
4.050%, 03/01/2046	1,495	1,464
4.000%, 04/15/2047	2,760	2,679
3.875%, 02/01/2055	5,015	4,550
3.799%, 10/01/2051	5,660	5,115
United Airlines, Pass-Through Trust, Ser 2014-2, Cl A
3.750%, 09/03/2026	2,335	2,309

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
United Parcel Service
8.375%, 04/01/2030 (C)	$710	$969
6.200%, 01/15/2038	3,152	4,016
3.750%, 11/15/2047	3,275	3,080
3.625%, 10/01/2042	1,595	1,499
3.400%, 11/15/2046	3,925	3,495
United Technologies
6.125%, 07/15/2038	4,124	4,916
4.500%, 06/01/2042	13,530	13,355
4.150%, 05/15/2045	1,750	1,643
4.050%, 05/04/2047	2,350	2,169
3.750%, 11/01/2046	4,879	4,298
US Airways, Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	1,728	1,864
WW Grainger
4.600%, 06/15/2045	1,433	1,489
4.200%, 05/15/2047	4,929	4,868

		315,133

Information Technology — 10.5%
Alibaba Group Holding
4.200%, 12/06/2047	6,065	5,755
Apple
4.650%, 02/23/2046	13,250	14,483
4.450%, 05/06/2044	780	828
4.375%, 05/13/2045	18,015	18,851
3.850%, 05/04/2043	3,150	3,059
3.850%, 08/04/2046	20,027	19,374
3.750%, 09/12/2047	8,155	7,760
3.750%, 11/13/2047	2,000	1,916
3.450%, 02/09/2045	10,410	9,416
2.900%, 09/12/2027	2,080	1,974
Applied Materials
4.350%, 04/01/2047	3,448	3,541
Cisco Systems
5.900%, 02/15/2039	9,028	11,385
5.500%, 01/15/2040	7,185	8,763
Dell International LLC
8.350%, 07/15/2046 (A)	4,870	5,922
8.100%, 07/15/2036 (A)	3,050	3,585
Hewlett Packard Enterprise
6.200%, 10/15/2035	2,170	2,257
Intel
4.100%, 05/19/2046	2,234	2,273
4.100%, 05/11/2047	5,555	5,663
4.000%, 12/15/2032	170	176
3.734%, 12/08/2047 (A)	16,468	15,763
International Business Machines
5.600%, 11/30/2039	2,095	2,530
Mastercard
3.500%, 02/26/2028	2,585	2,601

SEI Institutional Investments Trust / Annual Report / May 31, 2018	235

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Microsoft
5.300%, 02/08/2041	$475	$576
4.875%, 12/15/2043	1,200	1,381
4.750%, 11/03/2055	3,545	4,015
4.450%, 11/03/2045	1,315	1,434
4.250%, 02/06/2047	10,900	11,502
4.100%, 02/06/2037	15,849	16,664
4.000%, 02/12/2055	13,438	13,410
3.750%, 02/12/2045	24,475	24,082
3.700%, 08/08/2046	38,923	37,764
3.500%, 02/12/2035	2,395	2,329
3.500%, 11/15/2042	670	631
3.450%, 08/08/2036	10,750	10,404
2.400%, 08/08/2026	1,255	1,165
Oracle
6.500%, 04/15/2038	7,067	9,256
4.375%, 05/15/2055	3,515	3,541
4.300%, 07/08/2034	16,130	16,889
4.125%, 05/15/2045	12,120	12,082
4.000%, 07/15/2046	25,149	24,677
4.000%, 11/15/2047	8,900	8,731
3.800%, 11/15/2037	12,810	12,523
2.650%, 07/15/2026	5,050	4,711
QUALCOMM
4.800%, 05/20/2045	1,885	1,922
4.650%, 05/20/2035	4,185	4,266
4.300%, 05/20/2047	8,298	7,831
Texas Instruments
4.150%, 05/15/2048	10,552	11,022
Visa
4.300%, 12/14/2045	5,620	5,940
4.150%, 12/14/2035	5,040	5,287
3.650%, 09/15/2047	1,530	1,454
3.150%, 12/14/2025	1,005	983

		404,347

Materials — 1.0%
Air Liquide Finance
3.500%, 09/27/2046 (A)	1,855	1,716
BHP Billiton Finance USA
6.420%, 03/01/2026	1,400	1,636
5.000%, 09/30/2043	6,920	7,887
Braskem America Finance
7.125%, 07/22/2041 (A)	1,340	1,468
Braskem Netherlands Finance BV
4.500%, 01/10/2028 (A)	785	735
Georgia-Pacific LLC
8.875%, 05/15/2031	2,095	3,093
7.250%, 06/01/2028	330	418
International Paper
8.700%, 06/15/2038	1,000	1,431

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Monsanto
4.700%, 07/15/2064	$720	$660
4.400%, 07/15/2044	225	213
Nacional del Cobre de Chile
4.500%, 08/01/2047 (A)	2,215	2,159
Nucor
6.400%, 12/01/2037	40	51
Rio Tinto Alcan
7.250%, 03/15/2031	4,290	5,427
Rio Tinto Finance USA
5.200%, 11/02/2040	4,047	4,641
4.125%, 08/21/2042	5,360	5,356
Union Carbide
7.750%, 10/01/2096	25	32
Vale Overseas
6.875%, 11/10/2039	3,050	3,469

		40,392

Real Estate — 1.1%
American Tower Trust I, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (A)	3,034	2,991
AvalonBay Communities MTN
4.150%, 07/01/2047	5,050	4,880
Crown Castle International
4.750%, 05/15/2047	255	249
Crown Castle Towers LLC
3.663%, 05/15/2025 (A)	4,075	4,010
ERP Operating
4.625%, 12/15/2021	33	34
4.500%, 07/01/2044	4,000	4,095
4.500%, 06/01/2045	1,450	1,476
4.000%, 08/01/2047	2,000	1,883
Nationwide Health Properties MTN
6.900%, 10/01/2037	1,600	2,009
Realty Income
4.650%, 03/15/2047	2,655	2,699
Simon Property Group
6.750%, 02/01/2040	4,465	5,829
4.750%, 03/15/2042	5,270	5,494
4.375%, 03/01/2021	40	41
4.250%, 11/30/2046	2,000	1,959
3.300%, 01/15/2026	560	539
Ventas Realty
5.700%, 09/30/2043	2,530	2,840
Welltower
5.125%, 03/15/2043	1,085	1,136

		42,164

Telecommunication Services — 1.6%
America Movil
6.125%, 03/30/2040	8,075	9,557

236	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
AT&T
8.000%, 11/15/2031	$1,391	$1,821
6.350%, 03/15/2040	3,070	3,442
5.250%, 03/01/2037	1,390	1,412
4.800%, 06/15/2044	600	561
4.500%, 05/15/2035	3,575	3,390
4.350%, 06/15/2045	5,689	4,965
3.000%, 02/15/2022	20	20
Centel Capital
9.000%, 10/15/2019	25	27
Deutsche Telekom International Finance
9.250%, 06/01/2032	2,192	3,237
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	4,354	3,646
Tencent Holdings MTN
3.925%, 01/19/2038 (A)	1,325	1,246
3.595%, 01/19/2028 (A)	1,455	1,395
Verizon Communications
6.400%, 09/15/2033	1,335	1,584
5.250%, 03/16/2037	1,605	1,676
5.012%, 08/21/2054	6,402	6,135
4.862%, 08/21/2046	1,410	1,364
4.272%, 01/15/2036	4,860	4,539
Vodafone Group
7.875%, 02/15/2030	1,280	1,628
5.250%, 05/30/2048	3,400	3,447
4.375%, 05/30/2028	3,885	3,876
4.125%, 05/30/2025	815	814

		59,782

Utilities — 15.1%
AEP Transmission LLC
4.000%, 12/01/2046	5,703	5,580
Alabama Power
5.200%, 06/01/2041	155	176
5.125%, 02/15/2019	195	198
4.150%, 08/15/2044	135	137
3.850%, 12/01/2042	7,967	7,765
3.700%, 12/01/2047	1,593	1,515
Ameren Illinois
3.700%, 12/01/2047	6,470	6,119
American Water Capital
3.750%, 09/01/2047	1,750	1,637
Appalachian Power
6.700%, 08/15/2037	50	65
5.800%, 10/01/2035	125	147
4.600%, 03/30/2021	70	73
Arizona Public Service
8.750%, 03/01/2019	455	475
5.050%, 09/01/2041	50	56
4.500%, 04/01/2042	12	13
4.350%, 11/15/2045	1,735	1,798

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Atmos Energy
4.125%, 10/15/2044	$4,005	$4,059
Baltimore Gas & Electric
6.350%, 10/01/2036	125	161
5.200%, 06/15/2033	1,620	1,816
3.500%, 08/15/2046	5,135	4,633
Berkshire Hathaway Energy
6.125%, 04/01/2036	2,242	2,826
5.150%, 11/15/2043	470	539
3.800%, 07/15/2048	11,470	10,775
3.250%, 04/15/2028	1,535	1,471
Black Hills
4.200%, 09/15/2046	1,100	1,069
Boston Gas
4.487%, 02/15/2042 (A)	3,472	3,644
Brooklyn Union Gas
4.273%, 03/15/2048 (A)	2,050	2,082
CenterPoint Energy Houston Electric LLC
3.950%, 03/01/2048	500	498
CenterPoint Energy Resources
6.250%, 02/01/2037	1,095	1,322
4.500%, 01/15/2021	40	41
Cleco Power
6.000%, 12/01/2040	650	761
Commonwealth Edison
4.700%, 01/15/2044	6,023	6,598
4.600%, 08/15/2043	2,070	2,235
4.000%, 03/01/2048	5,010	5,008
3.750%, 08/15/2047	5,805	5,544
3.700%, 03/01/2045	11,570	10,957
Connecticut Light & Power
4.150%, 06/01/2045	4,250	4,371
4.000%, 04/01/2048	6,947	6,988
3.200%, 03/15/2027	1,300	1,259
Consolidated Edison of New York
6.750%, 04/01/2038	1,915	2,574
6.200%, 06/15/2036	65	82
5.700%, 06/15/2040	40	49
5.500%, 12/01/2039	75	90
4.625%, 12/01/2054	1,075	1,127
4.500%, 05/15/2058	750	768
4.450%, 03/15/2044	650	679
4.000%, 11/15/2057	4,240	3,998
3.950%, 03/01/2043	5,840	5,773
3.875%, 06/15/2047	7,008	6,724
3.850%, 06/15/2046	4,817	4,610
Dominion Energy
5.250%, 08/01/2033	20	22
DTE Electric
3.950%, 06/15/2042	80	78
3.900%, 06/01/2021	30	31
3.700%, 03/15/2045	7,900	7,516

SEI Institutional Investments Trust / Annual Report / May 31, 2018	237

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Duke Energy
3.550%, 09/15/2021	$17	$17
Duke Energy Carolinas LLC
6.450%, 10/15/2032	110	140
6.100%, 06/01/2037	2,010	2,542
6.050%, 04/15/2038	2,035	2,572
6.000%, 01/15/2038	4,366	5,583
5.300%, 02/15/2040	9,605	11,352
4.250%, 12/15/2041	2,400	2,497
4.000%, 09/30/2042	15,250	15,237
3.900%, 06/15/2021	50	51
3.875%, 03/15/2046	5,590	5,477
3.750%, 06/01/2045	500	477
3.700%, 12/01/2047	3,360	3,206
Duke Energy Florida LLC
6.400%, 06/15/2038	3,255	4,306
3.400%, 10/01/2046	1,315	1,183
Duke Energy Florida Project Finance LLC
3.112%, 09/01/2036	4,675	4,261
Duke Energy Indiana LLC
6.450%, 04/01/2039	4,275	5,747
6.350%, 08/15/2038	3,185	4,155
4.900%, 07/15/2043	965	1,082
3.750%, 05/15/2046	1,750	1,670
Duke Energy Progress LLC
4.375%, 03/30/2044	2,880	3,051
4.200%, 08/15/2045	4,810	4,958
4.150%, 12/01/2044	1,250	1,271
4.100%, 05/15/2042	530	542
3.700%, 10/15/2046	650	614
3.600%, 09/15/2047	850	802
Electricite de France
6.000%, 01/22/2114 (A)	7,708	8,002
4.950%, 10/13/2045 (A)	2,135	2,249
4.750%, 10/13/2035 (A)	1,625	1,699
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	1,000	1,095
Enel Finance International
4.750%, 05/25/2047 (A)	910	869
Entergy Louisiana LLC
4.440%, 01/15/2026	1,510	1,571
4.000%, 03/15/2033	1,885	1,911
3.250%, 04/01/2028	3,475	3,346
Entergy Mississippi
2.850%, 06/01/2028	4,370	4,047
Exelon
4.950%, 06/15/2035	1,805	1,963
FirstEnergy
4.850%, 07/15/2047	40	42
Florida Power & Light
5.960%, 04/01/2039	2,570	3,287
5.690%, 03/01/2040	5,728	7,072

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.650%, 02/01/2037	$1,000	$1,221
4.125%, 06/01/2048	430	441
4.050%, 06/01/2042	3,460	3,510
4.050%, 10/01/2044	2,715	2,756
3.950%, 03/01/2048	4,095	4,118
3.800%, 12/15/2042	4,720	4,645
Georgia Power
4.300%, 03/15/2042	6,850	6,976
4.300%, 03/15/2043	2,945	3,019
Gulf Power
4.550%, 10/01/2044	700	741
Indiana Michigan Power
4.550%, 03/15/2046	780	828
Indianapolis Power & Light
4.700%, 09/01/2045 (A)	4,150	4,397
4.650%, 06/01/2043 (A)	4,250	4,465
International Transmission
4.625%, 08/15/2043	2,905	3,077
Jersey Central Power & Light
6.150%, 06/01/2037	775	931
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	6,644	6,919
Kansas City Power & Light
4.200%, 06/15/2047	500	496
4.200%, 03/15/2048	1,000	993
Kentucky Utilities
5.125%, 11/01/2040	2,565	2,998
KeySpan Gas East
5.819%, 04/01/2041 (A)	4,151	5,143
Louisville Gas & Electric
4.650%, 11/15/2043	3,390	3,660
MidAmerican Energy
4.800%, 09/15/2043	5,260	5,949
4.400%, 10/15/2044	7,655	8,183
4.250%, 05/01/2046	2,775	2,878
3.950%, 08/01/2047	2,060	2,041
3.650%, 08/01/2048	4,365	4,133
MidAmerican Energy MTN
5.800%, 10/15/2036	635	781
5.750%, 11/01/2035	640	778
Narragansett Electric
4.170%, 12/10/2042 (A)	1,000	986
Nevada Power
6.650%, 04/01/2036	100	132
Niagara Mohawk Power
4.278%, 10/01/2034 (A)	5,244	5,423
4.119%, 11/28/2042 (A)	2,000	1,989
NiSource
5.950%, 06/15/2041	220	259
5.800%, 02/01/2042	900	1,044
4.375%, 05/15/2047	2,635	2,598

238	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Northern States Power
6.250%, 06/01/2036	$1,176	$1,529
6.200%, 07/01/2037	6,718	8,731
3.600%, 05/15/2046	500	468
3.400%, 08/15/2042	464	427
Oglethorpe Power
5.375%, 11/01/2040	2,735	3,110
5.250%, 09/01/2050	755	810
4.250%, 04/01/2046	1,745	1,684
4.200%, 12/01/2042	3,740	3,570
Ohio Edison
8.250%, 10/15/2038	655	967
Oklahoma Gas & Electric
4.550%, 03/15/2044	1,395	1,509
Oncor Electric Delivery LLC
7.000%, 09/01/2022	85	97
6.800%, 09/01/2018	35	35
5.300%, 06/01/2042	1,555	1,857
5.250%, 09/30/2040	4,606	5,393
4.550%, 12/01/2041	4,960	5,345
One Gas
4.658%, 02/01/2044	720	782
Pacific Gas & Electric
6.250%, 03/01/2039	4,005	4,824
6.050%, 03/01/2034	7,504	8,692
4.600%, 06/15/2043	8,520	8,451
4.450%, 04/15/2042	4,495	4,388
4.000%, 12/01/2046	2,391	2,170
3.250%, 09/15/2021	18	18
PacifiCorp
6.250%, 10/15/2037	4,315	5,625
6.000%, 01/15/2039	5,065	6,467
4.100%, 02/01/2042	2,920	2,980
PECO Energy
4.800%, 10/15/2043	1,505	1,662
3.700%, 09/15/2047	960	931
Pennsylvania Electric
6.150%, 10/01/2038	100	122
Piedmont Natural Gas
4.650%, 08/01/2043	1,330	1,439
3.640%, 11/01/2046	1,300	1,204
Potomac Electric Power
4.950%, 11/15/2043	950	1,052
PPL Electric Utilities
4.750%, 07/15/2043	3,600	4,035
3.950%, 06/01/2047	4,455	4,431
Progress Energy
4.400%, 01/15/2021	25	26
Public Service Electric & Gas MTN
4.050%, 05/01/2045	1,800	1,819
4.050%, 05/01/2048	2,176	2,199
4.000%, 06/01/2044	695	687

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.800%, 01/01/2043	$2,000	$1,958
3.800%, 03/01/2046	2,000	1,945
3.650%, 09/01/2042	1,905	1,810
3.600%, 12/01/2047	5,445	5,155
Public Service of Colorado
6.250%, 09/01/2037	1,960	2,543
4.300%, 03/15/2044	1,780	1,867
3.950%, 03/15/2043	5,845	5,708
2.900%, 05/15/2025	5,070	4,898
Public Service of Oklahoma
4.400%, 02/01/2021	27	28
Puget Sound Energy
5.795%, 03/15/2040	130	160
San Diego Gas & Electric
6.000%, 06/01/2026	340	389
3.750%, 06/01/2047	5,125	4,927
Sempra Energy
9.800%, 02/15/2019	50	52
4.000%, 02/01/2048	2,300	2,129
3.800%, 02/01/2038	1,150	1,071
South Carolina Electric & Gas
5.100%, 06/01/2065	375	381
4.350%, 02/01/2042	4,845	4,659
Southern California Edison
6.000%, 01/15/2034	175	213
5.950%, 02/01/2038	280	344
5.350%, 07/15/2035	2,240	2,577
4.650%, 10/01/2043	7,494	7,921
4.050%, 03/15/2042	5,355	5,254
4.000%, 04/01/2047	5,669	5,525
Southern California Gas
4.125%, 06/01/2048	4,025	4,108
3.750%, 09/15/2042	3,150	3,069
Southern Gas Capital
5.875%, 03/15/2041	600	709
4.400%, 06/01/2043	665	668
3.950%, 10/01/2046	400	373
3.500%, 09/15/2021	68	68
Southwest Gas
3.800%, 09/29/2046	1,025	968
Southwestern Electric Power
6.200%, 03/15/2040	1,204	1,509
3.850%, 02/01/2048	2,505	2,359
Southwestern Public Service
4.500%, 08/15/2041	10,725	11,399
3.700%, 08/15/2047	5,160	4,890
Tampa Electric
4.350%, 05/15/2044	1,225	1,239
Union Electric
8.450%, 03/15/2039	2,780	4,222
Virginia Electric & Power
6.350%, 11/30/2037	920	1,174

SEI Institutional Investments Trust / Annual Report / May 31, 2018	239

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.650%, 08/15/2043	$5,230	$5,618
4.450%, 02/15/2044	8,250	8,590
4.000%, 01/15/2043	300	293
4.000%, 11/15/2046	1,720	1,675
Wisconsin Electric Power
3.650%, 12/15/2042	3,930	3,626
2.950%, 09/15/2021	3	3
Wisconsin Power & Light
4.100%, 10/15/2044	325	324
3.050%, 10/15/2027	2,840	2,707
Wisconsin Public Service
4.752%, 11/01/2044	3,615	3,990
Xcel Energy
4.800%, 09/15/2041	1,067	1,164

		582,781

Total Corporate Obligations (Cost $3,390,682) ($ Thousands)		3,338,673

MUNICIPAL BONDS — 6.2%
Alabama — 0.0%
Alabama, Economic Settlement Authority, Ser B, RB
4.263%, 09/15/2032	1,010	1,039

California — 2.8%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	2,845	3,966
California State University, Ser B, RB Callable 05/01/2047 @ 100
3.899%, 11/01/2047	2,450	2,447
California State, Build America Project, GO
7.625%, 03/01/2040	1,870	2,771
7.600%, 11/01/2040	410	623
7.550%, 04/01/2039	10,640	15,846
7.500%, 04/01/2034	18,535	26,067
7.300%, 10/01/2039	11,750	16,725
California State, GO Callable 04/01/2028 @ 100
4 500% 04/01/2033	2,000	2,092
Los Angeles County, Metropolitan Transportation Authority, RB
5.735%, 06/01/2039	680	830
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	1,025	1,516
Los Angeles, Community College District, Ser D, GO
6.680%, 08/01/2036	500	683

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Los Angeles, Department of Airports, RB
3.887%, 05/15/2038	$1,430	$1,446
Los Angeles, Department of Water & Power, RB
5.716%, 07/01/2039	1,510	1,887
Los Angeles, Department of Water & Power, Ser C, RB
5.516%, 07/01/2027	955	1,105
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	7,000	9,234
Los Angeles, Unified School District, GO
5.755%, 07/01/2029	1,000	1,176
San Diego County, Water Authority, Build America Project, RB
6.138%, 05/01/2049	1,750	2,339
San Francisco, Public Utilities Commission Water Revenue, Build America Project, Ser DE, RB
6.000%, 11/01/2040	1,000	1,248
San Jose, Redevelopment Agency, Ser A-T, TA Callable 08/01/2027 @ 100
3.375%, 08/01/2034	1,250	1,207
Santa Clara Valley, Transportation Authority, Build America Project, RB
5.876%, 04/01/2032	2,000	2,365
University of California, RB
5.770%, 05/15/2043	5,100	6,340
University of California, Ser AD, RB
4.858%, 05/15/2112	1,600	1,671
University of California, Ser AP, RB
3.931%, 05/15/2045	950	947
University of California, Ser AQ, RB
4.767%, 05/15/2115	4,529	4,673
University of California, Ser J, RB
4.131%, 05/15/2045	1,000	1,017

		110,221

District of Columbia — 0.0%
District of Columbia, Water & Sewer Authority, RB
4.814%, 10/01/2114	530	580

Georgia — 0.2%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	2,234	2,684
6.637%, 04/01/2057	4,567	5,721

		8,405

240	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Illinois — 0.1%
Chicago, Metropolitan Water Reclamation District, Build America Project, GO
5.720%, 12/01/2038	$3,205	$3,962

Kansas — 0.1%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037	2,310	2,456

Massachusetts — 0.2%
Massachusetts State, Build America Project, GO
5.456%, 12/01/2039	5,085	6,133
Massachusetts State, Build America Project, Ser D, GO
4.500%, 08/01/2031	330	357

		6,490

Michigan — 0.0%
Michigan State University, Build America Project, RB Callable 02/15/2030 @ 100
6.173%, 02/15/2050	850	1,016

Missouri — 0.0%
Missouri State, Health & Educational Facilities Authority, RB
3.086%, 09/15/2051	1,555	1,320
Missouri State, Health & Educational Facilities Authority, Ser A, RB
3.685%, 02/15/2047	675	648

		1,968

New Jersey — 0.4%
New Jersey State, Turnpike Authority, Build America Project, RB
7.414%, 01/01/2040	2,895	4,246
7.102%, 01/01/2041	6,485	9,157
New Jersey State, Turnpike Authority, Ser F, RB
3.729%, 01/01/2036	2,000	1,956

		15,359

New York — 1.0%
Metropolitan Transportation Authority, Build America Project, RB
6.548%, 11/15/2031	1,210	1,502
New York & New Jersey, Port Authority, RB
4.926%, 10/01/2051	245	289
4.458%, 10/01/2062	7,225	7,807

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York & New Jersey, Port Authority, Ser 181, RB
4.960%, 08/01/2046	$500	$588
New York & New Jersey, Port Authority, Ser 20, RB
4.229%, 10/15/2057	500	518
New York City, Build America Project, GO
5.985%, 12/01/2036	1,625	1,993
5.206%, 10/01/2031	750	856
New York City, Municipal Water Finance Authority, Build America Project, RB
6.011%, 06/15/2042	750	991
5.882%, 06/15/2044	500	658
5.724%, 06/15/2042	3,720	4,733
5.440%, 06/15/2043	3,000	3,687
New York City, Ser B-3, GO Callable 10/01/2017 @ 100
3.050%, 10/01/2029	1,000	946
New York City, Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	900	1,082
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.767%, 08/01/2036	3,140	3,731
5.508%, 08/01/2037	1,890	2,269
5.267%, 05/01/2027	1,000	1,126
New York State, Dormitory Authority, Build America Project, RB
5.289%, 03/15/2033	2,000	2,270
New York State, Urban Development, Build America Project, RB
5.770%, 03/15/2039	1,970	2,303

		37,349

Ohio — 0.2%
Ohio State University, Build America Project, RB
4.910%, 06/01/2040	2,265	2,615
Ohio State University, Ser A, RB
4.048%, 12/01/2056	4,150	4,190
Ohio State, Hospital Facilities Revenue Authority, RB
3.700%, 01/01/2043	970	952

		7,757

Pennsylvania — 0.1%
Commonwealth Financing Authority, Ser A, RB
4.144%, 06/01/2038	2,865	2,924

SEI Institutional Investments Trust / Annual Report / May 31, 2018	241

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Texas — 0.9%
Dallas County, Hospital District, Build America Project, Ser C, GO
5.621%, 08/15/2044	$2,000	$2,464
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	1,350	1,609
Houston, GO
3.961%, 03/01/2047	1,500	1,500
Houston, Utility System Revenue Authority, Ser B, RB
3.828%, 05/15/2028	1,250	1,278
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	845	1,214
Permanent University Fund - University of Texas System, Ser S, RB Callable 01/01/2047 @ 100
3.376%, 07/01/2047	2,010	1,874
San Antonio, Electric & Gas Systems Revenue, RB
5.808%, 02/01/2041	3,800	4,736
Texas State, Build America Project, GO
5.517%, 04/01/2039	4,350	5,416
Texas State, Build America Project, Ser A, GO
4.631%, 04/01/2033	1,500	1,643
Texas State, Transportation Commission Highway Fund, Build America Project, Ser B, RB
5.178%, 04/01/2030	5,025	5,773
University of Texas, Build America Project, Ser B, RB Callable 08/15/2019 @ 100
6.276%, 08/15/2041	60	63
University of Texas, Permanent University Fund, Build America Project, RB
5.262%, 07/01/2039	4,540	5,572

		33,142

Virginia — 0.0%
Virginia Commonwealth University, Health System Authority, Ser A, RB
4.956%, 01/01/2044	475	537

Washington — 0.2%
Washington State, Build America Bond Project, GO
5.040%, 08/01/2031	1,260	1,426

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Washington State, Build America Project, GO
5.140%, 08/01/2040	$4,495	$5,354

		6,780

Total Municipal Bonds (Cost $242,012) ($Thousands)		239,985

U.S. TREASURY OBLIGATIONS — 4.7%
U.S. Treasury Bills
1.933%, 10/04/2018 (B)	3,487	3,464
U.S. Treasury Bonds
3.125%, 05/15/2048	25,560	26,259
3.000%, 02/15/2048	59,708	59,880
2.750%, 08/15/2047 (D)	28,649	27,324
2.750%, 11/15/2047	14,775	14,090
U.S. Treasury Notes
2.875%, 04/30/2025	785	790
2.875%, 05/15/2028	24,530	24,638
2.750%, 02/15/2028	6,675	6,628
2.000%, 02/15/2025 (D)	9,840	9,380
1.625%, 05/15/2026	9,965	9,124

Total U.S. Treasury Obligations (Cost $178,074) ($ Thousands)		181,577

SOVEREIGN DEBT — 0.5%
Chile Government International Bond
3.860%, 06/21/2047	6,295	5,965
Israel Government International Bond
4.125%, 01/17/2048	1,610	1,506
Qatar Government International Bond
5.103%, 04/23/2048 (A)	3,810	3,788
Saudi Government International Bond MTN
5.000%, 04/17/2049 (A)	7,090	6,854
4.625%, 10/04/2047 (A)	695	641

Total Sovereign Debt (Cost $19,199) ($ Thousands)		18,754

242	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	36,260,235	$36,260

Total Cash Equivalent (Cost$36,260) ($ Thousands)		36,260

Total Investments in Securities— 98.9% (Cost $3,866,227) ($ Thousands)		$3,815,249

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

U.S. 10-Year Treasury Note	798	Sep-2018	$95,307	$96,109	$802

U.S. 2-Year Treasury Note	(335)	Sep-2018	(70,853)	(71,098)	(245)

U.S. 5-Year Treasury Note	315	Sep-2018	35,736	35,876	140

U.S. Long Treasury Bond	(967)	Sep-2018	(136,417)	(140,336)	(3,919)

U.S. Ultra Long Treasury Bond	584	Sep-2018	91,739	93,148	1,409

Ultra 10-Year U.S. Treasury Note	53	Sep-2018	6,710	6,802	92

Ultra 10-Year U.S. Treasury Note	(147)	Sep-2018	(18,631)	(18,867)	(236)

			$3,591	$1,634	$(1,957)

Percentages are based on Net Assets of $3,856,709 ($ Thousands).
**	Rate shown is the 7-day effective yield as of May 31,2018.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $292,650 ($ Thousands), representing 7.6% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(C)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2018. The coupon on a step bond changes on a specified date.
(D)	Security, or a portion thereof, has been pledged as collateral for open futures contracts.

Cl — Class

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$3,338,673	$–	$3,338,673
Municipal Bonds	–	239,985	–	239,985
U.S. Treasury Obligations	–	181,577	–	181,577
Sovereign Debt	–	18,754	–	18,754
Cash Equivalent	36,260	–	–	36,260

Total Investments in Securities	$36,260	$3,778,989	$–	$3,815,249

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$2,443	$–	$–	$2,443
Unrealized Depreciation	(4,400)	–	–	(4,400)

Total Other Financial Instruments	$(1,957)	$–	$–	$(1,957)

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	243

SCHEDULE OF INVESTMENTS

May 31, 2018

Long Duration Credit Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 05/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$26,602	$1,366,904	$(1,357,246)	$36,260	$455

The accompanying notes are an integral part of the financial statements.

244	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Ultra Short Duration Bond Fund

†Percentages based on total investments

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 47.8%

Consumer Discretionary — 4.9%
Alimentation Couche-Tard
2.589%, VAR ICE LIBOR USD 3 Month+0.500%, 12/13/2019 (A)	$ 1,585	$1,587
AutoZone
1.625%, 04/21/2019	160	158
BMW US Capital LLC
2.749%, VAR ICE LIBOR USD 3 Month+0.410%, 04/12/2021 (A)	1,705	1,711
Daimler Finance North America
2.893%, VAR ICE LIBOR USD 3 Month+0.530%, 05/05/2020 (A)	625	627
Daimler Finance North America LLC
3.061%, VAR ICE LIBOR USD 3 Month+0.740%, 07/05/2019 (A)	1,810	1,822
2.779%, VAR ICE LIBOR USD 3 Month+0.450%, 02/22/2021 (A)	500	501
1.500%, 07/05/2019 (A)	670	661
Discovery Communications
2.912%, VAR ICE LIBOR USD 3 Month+0.710%, 09/20/2019	760	764
Discovery Communications LLC
2.200%, 09/20/2019	220	218
Dollar Tree
3.055%, VAR ICE LIBOR USD 3 Month+0.700%, 04/17/2020	2,290	2,297
Ford Motor Credit
3.025%, VAR ICE LIBOR USD 3 Month+0.900%, 06/15/2018	1,940	1,941
2.021%, 05/03/2019	1,300	1,289

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ford Motor Credit LLC
3.565%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	$ 750	$761
3.331%, VAR ICE LIBOR USD 3 Month+1.000%, 01/09/2020	1,185	1,194
2.901%, VAR ICE LIBOR USD 3 Month+0.830%, 03/12/2019	1,000	1,004
2.835%, VAR ICE LIBOR USD 3 Month+0.810%, 04/05/2021	1,400	1,407
General Motors
3.163%, VAR ICE LIBOR USD 3 Month+0.800%, 08/07/2020	969	973
General Motors Financial
3.908%, VAR ICE LIBOR USD 3 Month+1.560%, 01/15/2020	500	508
3.272%, VAR ICE LIBOR USD 3 Month+0.930%, 04/13/2020	900	907
Nissan Motor Acceptance MTN
3.232%, VAR ICE LIBOR USD 3 Month+0.890%, 01/13/2022 (A)	1,000	1,012
2.922%, VAR ICE LIBOR USD 3 Month+0.580%, 01/13/2020 (A)	1,585	1,593
2.685%, VAR ICE LIBOR USD 3 Month+0.390%, 09/28/2020 (A)	850	851

		23,786

Consumer Staples — 3.9%
Anheuser-Busch InBev Finance
3.623%, VAR ICE LIBOR USD 3 Month+1.260%, 02/01/2021	800	823
Anheuser-Busch InBev Worldwide
3.048%, VAR ICE LIBOR USD 3 Month+0.690%, 08/01/2018	750	751
BAT Capital
2.945%, VAR ICE LIBOR USD 3 Month+0.590%, 08/14/2020 (A)	2,500	2,509
Baxalta
3.028%, VAR ICE LIBOR USD 3 Month+0.780%, 06/22/2018	3,800	3,800
Constellation Brands
2.000%, 11/07/2019	900	889
Kraft Heinz Foods
3.173%, VAR ICE LIBOR USD 3 Month+0.820%, 08/10/2022	625	631
Kroger
2.000%, 01/15/2019	290	289
Kroger MTN
1.500%, 09/30/2019	615	603
Molson Coors Brewing
1.450%, 07/15/2019	240	236
Mondelez International
2.878%, VAR ICE LIBOR USD 3 Month+0.520%, 02/01/2019	1,500	1,504

SEI Institutional Investments Trust / Annual Report / May 31, 2018	245

SCHEDULE OF INVESTMENTS

May 31, 2018

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Mondelez International Holdings
Netherlands BV
2.969%, VAR ICE LIBOR USD 3 Month+0.610%, 10/28/2019 (A)	$ 1,995	$2,006
Orlando Health Obligated Group
2.278%, 10/01/2018	1,275	1,273
Philip Morris International
2.751%, VAR ICE LIBOR USD 3 Month+0.420%, 02/21/2020	2,805	2,816
Reckitt Benckiser Treasury Services
2.846%, VAR ICE LIBOR USD 3 Month+0.560%, 06/24/2022 (A)	825	825

		18,955

Energy — 1.9%
Anadarko Petroleum
8.700%, 03/15/2019	750	783
6.950%, 06/15/2019	470	488
Andeavor Logistics
5.500%, 10/15/2019	430	441
BP Capital Markets
2.705%, VAR ICE LIBOR USD 3 Month+0.350%, 08/14/2018	1,415	1,416
Energy Transfer Partners
2.500%, 06/15/2018	800	800
Petroleos Mexicanos
6.000%, 03/05/2020	895	928
Phillips 66
3.098%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2020 (A)	955	956
2.919%, VAR ICE LIBOR USD 3 Month+0.600%, 02/26/2021	665	666
Schlumberger Finance Canada
2.200%, 11/20/2020 (A)	600	588
Shell International Finance BV
2.421%, VAR ICE LIBOR USD 3 Month+0.350%, 09/12/2019	1,540	1,546
1.375%, 05/10/2019	750	742

		9,354

Financials — 26.7%
ABN AMRO Bank
2.995%, VAR ICE LIBOR USD 3 Month+0.640%, 01/18/2019 (A)	2,230	2,238
ABN AMRO Bank MTN
2.765%, VAR ICE LIBOR USD 3 Month+0.410%, 01/19/2021 (A)	950	950
AIG Global Funding
2.788%, VAR ICE LIBOR USD 3 Month+0.480%, 07/02/2020 (A)	1,200	1,202
AIG Global Funding MTN
1.950%, 10/18/2019 (A)	1,500	1,481

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Express Credit MTN
2.684%, VAR ICE LIBOR USD 3 Month+0.330%, 05/03/2019	$ 510	$511
1.875%, 11/05/2018	2,100	2,095
American Honda Finance MTN
3.154%, VAR ICE LIBOR USD 3 Month+0.825%, 02/22/2019	2,220	2,232
Assurant
3.542%, VAR ICE LIBOR USD 3 Month+1.250%, 03/26/2021	795	797
Bank of America
3.388%, VAR ICE LIBOR USD 3 Month+1.040%, 01/15/2019	1,000	1,006
2.742%, VAR ICE LIBOR USD 3 Month+0.380%, 01/23/2022	1,200	1,196
Bank of America MTN
3.519%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	700	711
3.178%, VAR ICE LIBOR USD 3 Month+0.870%, 04/01/2019	2,000	2,014
Bank of Montreal MTN
2.565%, VAR ICE LIBOR USD 3 Month+0.440%, 06/15/2020	2,065	2,073
Bank of New York Mellon MTN
2.551%, VAR ICE LIBOR USD 3 Month+0.480%, 09/11/2019	2,000	2,010
Bank of Nova Scotia
3.178%, VAR ICE LIBOR USD 3 Month+0.830%, 01/15/2019	1,470	1,477
2.675%, VAR ICE LIBOR USD 3 Month+0.640%, 03/07/2022	800	804
2.125%, 09/11/2019	1,120	1,113
Banque Federative du Credit Mutuel
2.849%, VAR ICE LIBOR USD 3 Month+0.490%, 07/20/2020 (A)	875	878
Barclays Bank
2.797%, VAR ICE LIBOR USD 3 Month+0.460%, 01/11/2021	1,865	1,866
BB&T MTN
3.018%, VAR ICE LIBOR USD 3 Month+0.660%, 02/01/2019	800	803
2.695%, VAR ICE LIBOR USD 3 Month+0.570%, 06/15/2020	650	655
BPCE MTN
3.549%, VAR ICE LIBOR USD 3 Month+1.220%, 05/22/2022 (A)	675	685
Branch Banking & Trust
2.798%, VAR ICE LIBOR USD 3 Month+0.450%, 01/15/2020	1,350	1,357
Canadian Imperial Bank of Commerce
2.678%, VAR ICE LIBOR USD 3 Month+0.315%, 02/02/2021	2,450	2,451

246	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.545%, VAR ICE LIBOR USD 3 Month+0.520%, 09/06/2019	$ 1,515	$1,522
2.100%, 10/05/2020	1,705	1,668
Capital One
3.509%, VAR ICE LIBOR USD 3 Month+1.150%, 01/30/2023	1,000	1,012
Capital One Financial
3.115%, VAR ICE LIBOR USD 3 Month+0.760%, 05/12/2020	1,820	1,830
2.809%, VAR ICE LIBOR USD 3 Month+0.450%, 10/30/2020	725	723
Citibank
2.705%, VAR ICE LIBOR USD 3 Month+0.350%, 02/12/2021	3,935	3,938
2.571%, VAR ICE LIBOR USD 3 Month+0.500%, 06/12/2020	1,320	1,325
Citigroup
3.101%, VAR ICE LIBOR USD 3 Month+0.770%, 04/08/2019	1,000	1,004
Citizens Bank
3.129%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/2022	1,250	1,251
2.889%, VAR ICE LIBOR USD 3 Month+0.570%, 05/26/2020	1,000	1,003
Cooperatieve Rabobank UA
3.168%, VAR ICE LIBOR USD 3 Month+0.830%, 01/10/2022	1,350	1,368
2.792%, VAR ICE LIBOR USD 3 Month+0.430%, 04/26/2021	1,300	1,301
2.250%, 01/14/2019	950	948
Credit Agricole MTN
3.041%, VAR ICE LIBOR USD 3 Month+0.970%, 06/10/2020 (A)	500	507
Danske Bank MTN
2.831%, VAR ICE LIBOR USD 3 Month+0.510%, 03/02/2020 (A)	1,250	1,255
Deutsche Bank NY
3.177%, VAR ICE LIBOR USD 3 Month+0.815%, 01/22/2021	750	742
DNB Bank
2.678%, VAR ICE LIBOR USD 3 Month+0.370%, 10/02/2020 (A)	875	877
Fifth Third Bank
2.882%, VAR ICE LIBOR USD 3 Month+0.590%, 09/27/2019	1,210	1,215
2.609%, VAR ICE LIBOR USD 3 Month+0.250%, 10/30/2020	1,250	1,249
Goldman Sachs Group
3.472%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	900	910
2.889%, VAR ICE LIBOR USD 3 Month+0.800%, 12/13/2019	3,220	3,245

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Goldman Sachs Group MTN
3.443%, VAR ICE LIBOR USD 3 Month+1.100%, 11/15/2018	$ 1,375	$1,382
HSBC Holdings
2.926%, VAR ICE LIBOR USD 3 Month+0.600%, 05/18/2021	2,860	2,863
Huntington National Bank
2.581%, VAR ICE LIBOR USD 3 Month+0.510%, 03/10/2020	375	376
2.200%, 11/06/2018	1,290	1,288
Hyundai Capital America MTN
2.000%, 07/01/2019 (A)	500	493
ING Bank
2.998%, VAR ICE LIBOR USD 3 Month+0.690%, 10/01/2019 (A)	1,300	1,307
Jackson National Life Global Funding
3.022%, VAR ICE LIBOR USD 3 Month+0.730%, 06/27/2022 (A)	600	608
JPMorgan Chase
3.564%, VAR ICE LIBOR USD 3 Month+1.205%, 10/29/2020	396	405
3.317%, VAR ICE LIBOR USD 3 Month+0.955%, 01/23/2020	700	708
3.088%, VAR ICE LIBOR USD 3 Month+0.840%, 03/22/2019	1,000	1,005
2.989%, VAR ICE LIBOR USD 3 Month+0.630%, 01/28/2019	1,000	1,004
KeyBank
3.139%, VAR ICE LIBOR USD 3 Month+0.810%, 11/22/2021	1,300	1,316
2.350%, 03/08/2019	750	749
Lloyds Bank
2.853%, VAR ICE LIBOR USD 3 Month+0.490%, 05/07/2021	2,100	2,099
Manufacturers & Traders Trust
2.936%, VAR ICE LIBOR USD 3 Month+0.610%, 05/18/2022	1,250	1,260
2.630%, VAR ICE LIBOR USD 3 Month+0.270%, 01/25/2021	1,550	1,550
Metropolitan Life Global Funding I
2.400%, 01/08/2021 (A)	1,595	1,564
Moody’s
2.671%, VAR ICE LIBOR USD 3 Month+0.350%, 09/04/2018	900	900
Morgan Stanley
3.539%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/2022	800	812
3.209%, VAR ICE LIBOR USD 3 Month+0.850%, 01/24/2019	750	753
3.155%, VAR ICE LIBOR USD 3 Month+0.800%, 02/14/2020	1,055	1,059
MUFG Union Bank
2.625%, 09/26/2018	900	900

SEI Institutional Investments Trust / Annual Report / May 31, 2018	247

SCHEDULE OF INVESTMENTS

May 31, 2018

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
National Bank of Canada MTN
2.631%, VAR ICE LIBOR USD 3 Month+0.560%, 06/12/2020	$ 2,500	$2,514
New York Life Global Funding
2.462%, VAR ICE LIBOR USD 3 Month+0.100%, 01/21/2020 (A)	1,050	1,051
PNC Bank
2.691%, VAR ICE LIBOR USD 3 Month+0.360%, 05/19/2020	1,000	1,003
2.612%, VAR ICE LIBOR USD 3 Month+0.250%, 01/22/2021	2,250	2,249
2.435%, VAR ICE LIBOR USD 3 Month+0.400%, 12/07/2018	1,600	1,603
Principal Life Global Funding II MTN
1.500%, 04/18/2019 (A)	500	495
Protective Life Global Funding
1.722%, 04/15/2019 (A)	1,065	1,056
Protective Life Global Funding MTN
2.597%, VAR ICE LIBOR USD 3 Month+0.550%, 06/08/2018 (A)	1,620	1,620
Prudential Financial MTN
3.123%, VAR ICE LIBOR USD 3 Month+0.780%, 08/15/2018	1,649	1,652
Royal Bank of Canada MTN
1.625%, 04/15/2019	1,000	991
Santander UK
2.920%, VAR ICE LIBOR USD 3 Month+0.620%, 06/01/2021	850	849
Santander UK MTN
3.180%, VAR ICE LIBOR USD 3 Month+0.850%, 08/24/2018	1,250	1,252
Societe Generale MTN
3.388%, VAR ICE LIBOR USD 3 Month+1.080%, 10/01/2018	2,500	2,508
Sumitomo Mitsui Banking
2.703%, VAR ICE LIBOR USD 3 Month+0.350%, 01/17/2020	1,200	1,201
SunTrust Bank
2.889%, VAR ICE LIBOR USD 3 Month+0.530%, 01/31/2020	3,115	3,131
2.590%, VAR ICE LIBOR USD 3 Month+0.298%, 01/29/2021	800	794
Svenska Handelsbanken MTN
2.800%, VAR ICE LIBOR USD 3 Month+0.470%, 05/24/2021	850	851
Synchrony Financial
3.584%, VAR ICE LIBOR USD 3 Month+1.230%, 02/03/2020	1,750	1,770
Toronto-Dominion Bank
2.250%, 09/25/2019 (A)	2,175	2,162
Toronto-Dominion Bank MTN
3.202%, VAR ICE LIBOR USD 3 Month+0.840%, 01/22/2019	1,180	1,186

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
UBS
2.627%, VAR ICE LIBOR USD 3 Month+0.580%, 06/08/2020 (A)	$ 2,205	$2,213
UBS MTN
2.995%, VAR ICE LIBOR USD 3 Month+0.640%, 08/14/2019	1,750	1,758
US Bank
3.150%, 04/26/2021	2,500	2,508
Wells Fargo
3.469%, VAR ICE LIBOR USD 3 Month+1.110%, 01/24/2023	700	711
Wells Fargo MTN
3.039%, VAR ICE LIBOR USD 3 Month+0.680%, 01/30/2020	2,393	2,408
Wells Fargo Bank
2.658%, VAR ICE LIBOR USD 3 Month+0.310%, 01/15/2021	1,400	1,399
Wells Fargo Bank MTN
2.675%, VAR ICE LIBOR USD 3 Month+0.650%, 12/06/2019	1,000	1,007
Westpac Banking
2.963%, VAR ICE LIBOR USD 3 Month+0.610%, 01/17/2019	800	803

		128,644

Health Care — 3.3%
Aetna Inc
1.700%, 06/07/2018	1,800	1,800
Amgen
2.806%, VAR ICE LIBOR USD 3 Month+0.450%, 05/11/2020	1,250	1,256
2.673%, VAR ICE LIBOR USD 3 Month+0.320%, 05/10/2019	1,185	1,188
Anthem
2.500%, 11/21/2020	900	887
Becton Dickinson
2.944%, VAR ICE LIBOR USD 3 Month+0.875%, 12/29/2020	950	953
Cardinal Health
2.895%, VAR ICE LIBOR USD 3 Month+0.770%, 06/15/2022	1,200	1,202
CVS Health
2.777%, VAR ICE LIBOR USD 3 Month+0.720%, 03/09/2021	820	825
2.687%, VAR ICE LIBOR USD 3 Month+0.630%, 03/09/2020	1,345	1,351
Dignity Health
2.637%, 11/01/2019	2,060	2,050
Gilead Sciences
2.452%, VAR ICE LIBOR USD 3 Month+0.250%, 09/20/2019	1,550	1,552

248	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Teva Pharmaceutical Finance Netherlands
III BV
1.700%, 07/19/2019	$ 2,145	$2,096
UnitedHealth Group
2.418%, VAR ICE LIBOR USD 3 Month+0.070%, 10/15/2020	800	798

		15,958

Industrials — 2.3%
Air Lease
2.125%, 01/15/2020	650	639
Caterpillar Financial Services MTN
2.100%, 06/09/2019	435	433
Equifax
3.200%, VAR ICE LIBOR USD 3 Month+0.870%, 08/15/2021	1,220	1,221
Fortive
1.800%, 06/15/2019	520	514
GE Capital International Funding Unlimited Co
2.342%, 11/15/2020	895	876
General Dynamics
2.875%, 05/11/2020	2,045	2,044
General Electric MTN
2.951%, VAR ICE LIBOR USD 3 Month+0.620%, 01/09/2020	1,410	1,416
Honeywell International
2.639%, VAR ICE LIBOR USD 3 Month+0.280%, 10/30/2019	1,250	1,254
John Deere Capital MTN
2.350%, 01/08/2021	685	676
Penske Truck Leasing
2.875%, 07/17/2018 (A)	400	400
TTX MTN
2.250%, 02/01/2019 (A)	465	463
United Technologies
2.708%, VAR ICE LIBOR USD 3 Month+0.350%, 11/01/2019	900	903

		10,839

Information Technology — 1.2%
Broadcom
2.375%, 01/15/2020	1,400	1,384
DXC Technology
2.875%, 03/27/2020	610	607
eBay
3.229%, VAR ICE LIBOR USD 3 Month+0.870%, 01/30/2023	1,200	1,208
Hewlett Packard Enterprise
4.251%, VAR ICE LIBOR USD 3 Month+1.930%, 10/05/2018	255	256
2.100%, 10/04/2019 (A)	1,225	1,211

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
QUALCOMM
2.781%, VAR ICE LIBOR USD 3 Month+0.450%, 05/20/2020	$1,275	$1,280

		5,946

Materials — 0.4%
Air Liquide Finance
1.375%, 09/27/2019 (A)	900	883
Syngenta Finance
3.698%, 04/24/2020 (A)	750	750

		1,633

Real Estate — 0.1%
American Tower
2.800%, 06/01/2020	643	637

Sovereign — 0.8%
European Investment Bank
1.000%, 06/15/2018	4,000	3,999

Telecommunication Services — 0.8%
AT&T
3.232%, VAR ICE LIBOR USD 3 Month+0.930%, 06/30/2020	1,250	1,263
Verizon Communications
2.713%, VAR ICE LIBOR USD 3 Month+0.370%, 08/15/2019	2,565	2,571

		3,834

Utilities — 1.5%
American Electric Power
2.150%, 11/13/2020	750	734
DTE Energy
1.500%, 10/01/2019	870	853
Emera US Finance
2.150%, 06/15/2019	340	337
NextEra Energy Capital Holdings
1.649%, 09/01/2018	185	185
Sempra Energy
2.598%, VAR ICE LIBOR USD 3 Month+0.250%, 07/15/2019	3,575	3,576
1.625%, 10/07/2019	395	388
Southern
3.008%, VAR ICE LIBOR USD 3 Month+0.700%, 09/30/2020 (A)	600	603
1.550%, 07/01/2018	650	649

		7,325

Total Corporate Obligations
(Cost $230,719) ($ Thousands)		230,910

SEI Institutional Investments Trust / Annual Report / May 31, 2018	249

SCHEDULE OF INVESTMENTS

May 31, 2018

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 31.1%

Automotive — 10.6%

American Credit Acceptance Receivables Trust, Ser 2016-3, Cl B
2.870%, 08/12/2022 (A)	$ 880	$879
American Credit Acceptance Receivables Trust, Ser 2017-2, Cl A
1.840%, 07/13/2020 (A)	189	189
American Credit Acceptance Receivables Trust, Ser 2017-3, Cl A
1.820%, 03/10/2020 (A)	212	212
American Credit Acceptance Receivables Trust, Ser 2017-4, Cl A
2.000%, 07/10/2020 (A)	356	355
AmeriCredit Automobile Receivables Trust, Ser 2014-3, Cl D
3.130%, 10/08/2020	1,375	1,379
AmeriCredit Automobile Receivables Trust, Ser 2015-1, Cl B
1.880%, 03/09/2020	441	441
AmeriCredit Automobile Receivables Trust, Ser 2015-3, Cl C
2.730%, 03/08/2021	825	824
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl A3
1.600%, 11/09/2020	339	338
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl C
2.870%, 11/08/2021	810	810
AmeriCredit Automobile Receivables Trust, Ser 2016-4, Cl A2A
1.340%, 04/08/2020	93	92
AmeriCredit Automobile Receivables Trust, Ser 2017-2, Cl A2A
1.650%, 09/18/2020	198	197
ARI Fleet Lease Trust, Ser 2017-A, Cl A2
1.910%, 04/15/2026 (A)	590	586
ARI Fleet Lease Trust, Ser 2018-A, Cl A2
2.550%, 10/15/2026 (A)	335	334
Canadian Pacer Auto Receivables Trust, Ser 2017-1A, Cl A2A
1.772%, 12/19/2019 (A)	1,296	1,292
CarMax Auto Owner Trust, Ser 2014-2, Cl D
2.580%, 11/16/2020	800	800
CarMax Auto Owner Trust, Ser 2015-4, Cl A3
1.560%, 11/16/2020	687	683
Chesapeake Funding II LLC, Ser 2017-2A, Cl A1
1.990%, 05/15/2029 (A)	506	501
Chesapeake Funding II LLC, Ser 2017-3A, Cl A2
2.259%, VAR ICE LIBOR USD 1
Month+0.340%, 08/15/2029 (A)	1,386	1,386

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Chesapeake Funding II LLC, Ser 2017-4A, Cl A1
2.120%, 11/15/2029 (A)	$605	$598
Chesapeake Funding II LLC, Ser 2017-4A, Cl A2
2.259%, VAR ICE LIBOR USD 1
Month+0.340%, 11/15/2029 (A)	2,475	2,473
Chesapeake Funding II, Ser 2017-3A, Cl A1
1.910%, 08/15/2029 (A)	530	524
CIG Auto Receivables Trust, Ser 2017-1A, Cl A
2.710%, 05/15/2023 (A)	212	210
CPS Auto Receivables Trust, Ser 2017-C, Cl A
1.780%, 09/15/2020 (A)	116	116
CPS Auto Receivables Trust, Ser 2017-D, Cl A
1.870%, 03/15/2021 (A)	196	195
CPS Auto Receivables Trust, Ser 2018-A, Cl A
2.160%, 05/17/2021 (A)	216	216
Credit Acceptance Auto Loan Trust, Ser 2016- 2A, Cl A
2.420%, 11/15/2023 (A)	1,550	1,547
Credit Acceptance Auto Loan Trust, Ser 2017- 2A, Cl A
2.550%, 02/17/2026 (A)	690	684
Credit Acceptance Auto Loan Trust, Ser 2017- 3A, Cl A
2.650%, 06/15/2026 (A)	300	297
Drive Auto Receivables Trust, Ser 2018-1, Cl A2
2.230%, 04/15/2020	1,085	1,084
DT Auto Owner Trust, Ser 2017-1A, Cl A
1.560%, 06/15/2020 (A)	1	1
Enterprise Fleet Financing LLC, Ser 2016-2, Cl A2
1.740%, 02/22/2022 (A)	709	706
Enterprise Fleet Financing LLC, Ser 2017-2, Cl A2
1.970%, 01/20/2023 (A)	339	337
Exeter Automobile Receivables Trust, Ser 2018-1A, Cl A
2.210%, 05/17/2021 (A)	385	384
First Investors Auto Owner Trust, Ser 2017- 1A, Cl A1
1.690%, 04/15/2021 (A)	108	108
First Investors Auto Owner Trust, Ser 2017- 2A, Cl A1
1.860%, 10/15/2021 (A)	159	158
First Investors Auto Owner Trust, Ser 2018- 1A, Cl A1
2.840%, 05/16/2022 (A)	330	330
Flagship Credit Auto Trust, Ser 2017-2, Cl A
1.850%, 07/15/2021 (A)	321	319
Flagship Credit Auto Trust, Ser 2017-3, Cl A
1.880%, 10/15/2021 (A)	495	491

250	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust, Ser 2014-1,
Cl A
2.260%, 11/15/2025 (A)	$ 1,505	$1,499
Ford Credit Auto Owner Trust, Ser 2014-C,
Cl C
2.160%, 08/15/2020	800	797
Ford Credit Floorplan Master Owner Trust,
Ser 2015-4, Cl A2
2.519%, VAR LIBOR USD 1
Month+0.600%, 08/15/2020	2,170	2,172
GLS Auto Receivables Trust, Ser 2016-1A, Cl A
2.730%, 10/15/2020 (A)	68	68
GLS Auto Receivables Trust, Ser 2017-1A,
Cl A2
2.670%, 04/15/2021 (A)	592	590
GLS Auto Receivables Trust, Ser 2018-1A, Cl A
2.820%, 07/15/2022 (A)	901	897
GM Financial Automobile Leasing Trust,
Ser 2016-3, Cl A3
1.610%, 12/20/2019	1,300	1,294
GM Financial Consumer Automobile,
Ser 2017-1A, Cl A2A
1.510%, 03/16/2020 (A)	354	353
Honda Auto Receivables Owner Trust,
Ser 2018-1, Cl A2
2.360%, 06/15/2020	1,100	1,098
Hyundai Auto Lease Securitization Trust,
Ser 2017-A, Cl A2A
1.560%, 07/15/2019 (A)	403	403
Mercedes-Benz Auto Lease Trust, Ser 2018-A,
Cl A2
2.200%, 04/15/2020	345	344
Mercedes-Benz Auto Receivables Trust,
Ser 2016-1, Cl A4
1.460%, 12/15/2022	1,900	1,854
Nissan Auto Receivables Owner Trust,
Ser 2016-A, Cl A3
1.340%, 10/15/2020	376	374
Prestige Auto Receivables Trust, Ser 2016-
2A, Cl A2
1.460%, 07/15/2020 (A)	150	149
Prestige Auto Receivables Trust, Ser 2017-1A,
Cl A3
2.050%, 10/15/2021 (A)	1,475	1,462
Santander Drive Auto Receivables Trust,
Ser 2014-3, Cl D
2.650%, 08/17/2020	1,572	1,572
Santander Drive Auto Receivables Trust,
Ser 2014-4, Cl D
3.100%, 11/16/2020	1,935	1,939
Santander Drive Auto Receivables Trust,
Ser 2016-1, Cl B
2.470%, 12/15/2020	808	808

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust,
Ser 2016-3, Cl C
2.460%, 03/15/2022	$ 725	$721
Santander Drive Auto Receivables Trust,
Ser 2017-1, Cl A2
1.490%, 02/18/2020	14	14
Santander Drive Auto Receivables Trust,
Ser 2017-2, Cl A2
1.600%, 03/16/2020	154	154
Santander Drive Auto Receivables Trust,
Ser 2018-1, Cl A2
2.100%, 11/16/2020	305	304
Santander Retail Auto Lease Trust, Ser 2017-
A, Cl A3
2.220%, 01/20/2021 (A)	2,150	2,129
Securitized Term Auto Receivables Trust,
Ser 2017-1A, Cl A2A
1.510%, 04/25/2019 (A)	61	60
Securitized Term Auto Receivables Trust,
Ser 2017-2A, Cl A2A
1.775%, 01/27/2020 (A)	273	272
Skopos Auto Receivables Trust, Ser 2018-1A,
Cl A
3.190%, 09/15/2021 (A)	655	655
Tesla Auto Lease Trust, Ser 2018-A, Cl A
2.320%, 12/20/2019 (A)	854	851
Tidewater Auto Receivables Trust, Ser 2018-
AA, Cl A1
2.500%, 05/15/2019 (A)	1,520	1,520
Toyota Auto Receivables Owner Trust,
Ser 2016-B, Cl A3
1.300%, 04/15/2020	154	153
United Auto Credit Securitization Trust,
Ser 2017-1, Cl A
1.890%, 05/10/2019 (A)	103	103
United Auto Credit Securitization Trust,
Ser 2018-1, Cl A
2.260%, 04/10/2020 (A)	542	541
United Auto Credit Securitization Trust,
Ser 2018-1, Cl B
2.760%, 10/13/2020 (A)	495	494
Westlake Automobile Receivables Trust,
Ser 2016-2A, Cl B
2.300%, 11/15/2019 (A)	1,213	1,213
Westlake Automobile Receivables Trust,
Ser 2017-1A, Cl A2
1.780%, 04/15/2020 (A)	186	186
Westlake Automobile Receivables Trust,
Ser 2017-2A, Cl A2A
1.800%, 07/15/2020 (A)	310	309

SEI Institutional Investments Trust / Annual Report / May 31, 2018	251

SCHEDULE OF INVESTMENTS

May 31, 2018

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust, Ser 2018-1A, Cl A2B
2.169%, VAR ICE LIBOR USD 1
Month+0.250%, 12/15/2020 (A)	$ 825	$825
Westlake Automobile Receivables Trust, Ser 2018-2A, Cl A2A
2.840%, 09/15/2021 (A)	580	580
Wheels SPV 2 LLC, Ser 2017-1A, Cl A2
1.880%, 04/20/2026 (A)	227	225

		51,058

Credit Cards — 5.5%

American Express Credit Account Master Trust, Ser 2013-2, Cl A
2.339%, VAR LIBOR USD 1
Month+0.420%, 05/17/2021	1,140	1,142
American Express Credit Account Master
Trust, Ser 2014-1, Cl A
2.289%, VAR LIBOR USD 1
Month+0.370%, 12/15/2021	300	301
Cabela’s Credit Card Master Note Trust, Ser 2013-2A, Cl A2
2.569%, VAR LIBOR USD 1
Month+0.650%, 08/16/2021 (A)	395	395
Cabela’s Credit Card Master Note Trust, Ser 2014-2, Cl A
2.369%, VAR LIBOR USD 1
Month+0.450%, 07/15/2022	875	877
Cabela’s Credit Card Master Note Trust, Ser 2016-1, Cl A1
1.780%, 06/15/2022	640	634
Capital One Multi-Asset Execution Trust, Ser 2015-A3, Cl A3
2.319%, VAR LIBOR USD 1
Month+0.400%, 03/15/2023	3,280	3,296
Capital One Multi-Asset Execution Trust, Ser 2015-A7, Cl A7
1.450%, 08/16/2021	1,900	1,893
Capital One Multi-Asset Execution Trust, Ser 2016-A3, Cl A3
1.340%, 04/15/2022	1,900	1,875
CARDS II Trust, Ser 2017-1A, Cl A
2.289%, VAR LIBOR USD 1
Month+0.370%, 04/18/2022 (A)	1,893	1,894
Citibank Credit Card Issuance Trust, Ser 2013-A7, Cl A7
2.359%, VAR LIBOR USD 1
Month+0.430%, 09/10/2020	3,875	3,879
Discover Card Execution Note Trust, Ser 2016-A2, Cl A2
2.459%, VAR LIBOR USD 1
Month+0.540%, 09/15/2021	4,555	4,570

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
GE Capital Credit Card Master Note Trust, Ser 2012-7, Cl A
1.760%, 09/15/2022	$ 1,110	$1,096
Golden Credit Card Trust, Ser 2016-5A, Cl A
1.600%, 09/15/2021 (A)	550	542
Master Credit Card Trust II, Ser 2018-1A, Cl A
2.443%, VAR LIBOR USD 1
Month+0.490%, 07/22/2024 (A)	355	355
Synchrony Credit Card Master Note Trust, Ser 2016-1, Cl A
2.040%, 03/15/2022	2,435	2,425
Synchrony Credit Card Master Note Trust, Ser 2016-3, Cl B
1.910%, 09/15/2022	1,254	1,238

		26,412

Mortgage Related Securities — 0.8%

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
2.640%, VAR ICE LIBOR USD 1
Month+0.680%, 01/25/2035	212	212
Aegis Asset-Backed Securities Trust
Mortgage Pass-Through Certificates,
Ser 2004-4, Cl A1
2.680%, VAR ICE LIBOR USD 1
Month+0.720%, 10/25/2034	522	523
Ajax Mortgage Loan Trust, Ser 2017-B, Cl A
3.163%, 09/25/2056 (A)(B)	728	716
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-HE3, Cl M2
2.980%, VAR ICE LIBOR USD 1
Month+1.020%, 03/25/2035	357	357
New Residential Advance Receivables Trust
Advance Receivables Backed Notes,
Ser 2016-T2, Cl AT2
2.575%, 10/15/2049 (A)	1,025	1,016
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057 (A)(B)	1,090	1,103

		3,927

Non-Agency Mortgage-Backed Obligations — 0.5%

Citigroup Mortgage Loan Trust, Ser 2018-RP2, Cl A1
3.500%, 02/25/2058 (A)(B)	609	609
Deephaven Residential Mortgage Trust, Ser 2018-2A, Cl A1
3.479%, 04/25/2058 (A)(B)	885	885
Holmes Master Issuer, Ser 2018-1A, Cl A1
2.289%, VAR ICE LIBOR USD 1
Month+0.370%, 01/15/2019 (A)	1,135	1,135

		2,629

252	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Other Asset-Backed Securities — 13.7%

Ally Master Owner Trust, Ser 2017-1, Cl A
2.319%, VAR LIBOR USD 1 Month+0.400%, 02/15/2021	$ 743	$744
ALM VI, Ser 2018-6A, Cl A1B3
0.000%, VAR ICE LIBOR USD 3 Month+1.200%, 07/15/2026 (A)	975	975
Apidos CLO XII, Ser 2018-12A, Cl AR
3.118%, VAR ICE LIBOR USD 3 Month+1.080%, 04/15/2031 (A)	925	927
Atlas Senior Loan Fund IX LLC, Ser 2018-9A, Cl A
2.928%, VAR ICE LIBOR USD 3 Month+0.870%, 04/20/2028 (A)	1,375	1,375
Bayview Opportunity Master Fund IIIa Trust, Ser 2017-RN7, Cl A1
3.105%, 09/28/2032 (A)	79	79
Bayview Opportunity Master Fund IIIa Trust, Ser 2017-RN8, Cl A1
3.352%, 11/28/2032 (A)	788	785
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, Cl A
3.500%, 10/28/2057 (A)(B)	759	772
Carlyle Global Market Strategies CLO, Ser 2017-2A, Cl AR
3.245%, VAR ICE LIBOR USD 3 Month+0.890%, 01/18/2029 (A)	335	334
Carlyle Global Market Strategies CLO, Ser 2018-1A, Cl A1R2
3.311%, VAR ICE LIBOR USD 3 Month+0.970%, 04/17/2031 (A)	1,000	1,001
Cent CLO, Ser 2014-16AR, Cl A1AR
3.608%, VAR ICE LIBOR USD 3 Month+1.250%, 08/01/2024 (A)	622	623
Cent CLO, Ser 2017-20A, Cl AR
3.460%, VAR ICE LIBOR USD 3 Month+1.100%, 01/25/2026 (A)	1,440	1,441
CIFC Funding, Ser 2017-1A, Cl A1R
3.598%, VAR ICE LIBOR USD 3 Month+1.250%, 07/16/2030 (A)	1,060	1,068
CLUB Credit Trust, Ser 2017-P2, Cl A
2.610%, 01/15/2024 (A)	504	502
CNH Equipment Trust, Ser 2014-C, Cl A3
1.050%, 11/15/2019	2	2
CNH Equipment Trust, Ser 2017-C, Cl A2
1.840%, 03/15/2021	2,085	2,073
Conn’s Receivables Funding LLC, Ser 2017-B, Cl A
2.730%, 07/15/2020 (A)	132	132

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Credit-Based Asset Servicing and Securitization, Ser 2005-CB3, Cl M2
2.890%, VAR ICE LIBOR USD 1 Month+0.930%, 05/25/2035	$ 811	$814
DLL Securitization Trust, Ser 2017-A, Cl A2
1.890%, 07/15/2020 (A)	300	299
Engs Commercial Finance Trust, Ser 2018-1A, Cl A1
2.970%, 02/22/2021 (A)	413	412
Finance of America Structured Securities Trust, Ser 2017-HB1, Cl A
2.321%, 11/25/2027 (A)(B)	361	360
Ford Credit Floorplan Master Owner Trust A, Ser 2016-5, Cl A1
1.950%, 11/15/2021	700	691
Ford Credit Floorplan Master Owner Trust A, Ser 2016-5, Cl B
2.160%, 11/15/2021	475	471
GreatAmerica Leasing Receivables Funding, Ser 2018-1, Cl A2
2.350%, 05/15/2020 (A)	345	344
GSAMP Trust, Ser 2006-HE1, Cl A2D
2.270%, VAR ICE LIBOR USD 1 Month+0.310%, 01/25/2036	1,049	1,049
John Deere Owner Trust, Ser 2018-A, Cl A1
1.950%, 03/15/2019	434	433
KKR CLO, Ser 2018-21, Cl A
3.345%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (A)	775	775
Kubota Credit Owner Trust, Ser 2016-1A, Cl A2
1.250%, 04/15/2019 (A)	7	7
Limerock CLO II, Ser 2017-2A, Cl AR
3.655%, VAR ICE LIBOR USD 3 Month+1.300%, 04/18/2026 (A)	1,119	1,120
Madison Park Funding XII, Ser 2017-12A, Cl AR
3.619%, VAR ICE LIBOR USD 3 Month+1.260%, 07/20/2026 (A)	300	300
Madison Park Funding XXX, Ser 2018-30A, Cl A
3.089%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2029 (A)	1,350	1,339
Magnetite VII, Ser 2018-7A, Cl A1R2
3.148%, VAR ICE LIBOR USD 3 Month+0.800%, 01/15/2028 (A)	1,250	1,246
Magnetite VIII, Ser 2018-8A, Cl AR2
3.072%, VAR ICE LIBOR USD 3 Month+0.980%, 04/15/2031 (A)	685	684
Marlette Funding Trust, Ser 2016-1A, Cl A
3.060%, 01/17/2023 (A)	285	285
Marlette Funding Trust, Ser 2017-3A, Cl A
2.360%, 12/15/2024 (A)	290	289

SEI Institutional Investments Trust / Annual Report / May 31, 2018	253

SCHEDULE OF INVESTMENTS

May 31, 2018

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Marlette Funding Trust, Ser 2018-1A, Cl A
2.610%, 03/15/2028 (A)	$ 467	$465
Marlette Funding Trust, Ser 2018-2A, Cl A
3.060%, 07/17/2028 (A)	488	488
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061 (A)(B)	775	762
MMAF Equipment Finance LLC, Ser 2017-AA, Cl A2
1.730%, 05/18/2020 (A)	180	179
Morgan Stanley Capital 1 Trust, Ser STAR, Cl A1
2.084%, 08/05/2034 (A)	180	176
Nationstar HECM Loan Trust, Ser 2017-1A, Cl A
1.968%, 05/25/2027 (A)	182	181
Nationstar HECM Loan Trust, Ser 2017-2A, Cl A1
2.038%, 09/25/2027 (A)(B)	284	283
Nationstar HECM Loan Trust, Ser 2018-1A, Cl A
2.760%, 02/25/2028 (A)(B)	385	385
Navient Student Loan Trust, Ser 2015-1, Cl A1
2.260%, VAR ICE LIBOR USD 1 Month+0.300%, 09/26/2022	21	21
Navient Student Loan Trust, Ser 2015-3, Cl A1
2.280%, VAR ICE LIBOR USD 1 Month+0.320%, 07/25/2030	68	68
Navient Student Loan Trust, Ser 2016-6A, Cl A1
2.440%, VAR ICE LIBOR USD 1 Month+0.480%, 03/25/2066 (A)	205	205
New Residential Mortgage LLC, Ser 2018-FNT1, Cl A
3.610%, 05/25/2023 (A)	1,142	1,146
NextGear Floorplan Master Owner Trust, Ser 2017-2A, Cl A1
2.599%, VAR LIBOR USD 1 Month+0.680%, 10/17/2022 (A)	1,530	1,537
Nissan Master Owner Trust Receivables, Ser 2017-C, Cl A
2.239%, VAR LIBOR USD 1 Month+0.320%, 10/17/2022	2,000	2,001
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS1, Cl A
3.193%, 01/25/2023 (A)	620	618
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS2, Cl A
3.265%, 02/25/2023 (A)	380	379
NYCTL Trust, Ser 2016-A, Cl A
1.470%, 11/10/2029 (A)	20	20
NYCTL Trust, Ser 2017-A, Cl A
1.870%, 11/10/2030 (A)	455	449

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Oak Hill Credit Partners X, Ser 2017-10A, Cl AR
3.489%, VAR ICE LIBOR USD 3 Month+1.130%, 07/20/2026 (A)	$ 675	$675
OCP CLO, Ser 2016-2A, Cl A1R
3.729%, VAR ICE LIBOR USD 3 Month+1.400%, 11/22/2025 (A)	465	466
OCP CLO, Ser 2017-8A, Cl A1R
3.203%, VAR ICE LIBOR USD 3 Month+0.850%, 04/17/2027 (A)	700	698
Octagon Investment Partners XVI, Ser 2013-1A, Cl A
3.473%, VAR ICE LIBOR USD 3 Month+1.120%, 07/17/2025 (A)	472	472
Octagon Investment Partners XX, Ser 2017-1A, Cl AR
3.485%, VAR ICE LIBOR USD 3 Month+1.130%, 08/12/2026 (A)	1,195	1,196
OHA Credit Partners VIII, Ser 2013-8A, Cl A
3.479%, VAR ICE LIBOR USD 3 Month+1.120%, 04/20/2025 (A)	413	413
OneMain Financial Issuance Trust, Ser 2016-1A, Cl B
4.570%, 02/20/2029 (A)	340	347
OZLM XII, Ser 2015-12A, Cl A1
3.809%, VAR ICE LIBOR USD 3 Month+1.450%, 04/30/2027 (A)	640	640
Pretium Mortgage Credit Partners I LLC, Ser 2018-NPL2, Cl A1
3.700%, 03/27/2033 (A)	779	778
Pretium Mortgage Credit Partners, Ser 2017-NPL5, Cl A1
3.327%, 12/30/2032 (A)(B)	210	209
Prosper Marketplace Issuance Trust, Ser 2017-3A, Cl A
2.360%, 11/15/2023 (A)	289	288
Prosper Marketplace Issuance Trust, Ser 2018-1A, Cl A
3.110%, 06/17/2024 (A)	553	553
PRPM LLC, Ser 2018-1A, Cl A1
3.750%, 04/25/2023 (A)(B)	519	517
SLM Student Loan Trust, Ser 2003-14, Cl A5
2.590%, VAR ICE LIBOR USD 3 Month+0.230%, 01/25/2023	36	36
SLM Student Loan Trust, Ser 2004-3, Cl A5
2.530%, VAR ICE LIBOR USD 3 Month+0.170%, 07/25/2023	276	276
SLM Student Loan Trust, Ser 2004-8A, Cl A5
2.860%, VAR ICE LIBOR USD 3 Month+0.500%, 04/25/2024 (A)	409	410
SLM Student Loan Trust, Ser 2005-3, Cl A5
2.450%, VAR ICE LIBOR USD 3 Month+0.090%, 10/25/2024	394	394

254	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2005-4, Cl A3
2.480%, VAR ICE LIBOR USD 3 Month+0.120%, 01/25/2027	$ 475	$473
SLM Student Loan Trust, Ser 2005-6, Cl A5A
2.470%, VAR ICE LIBOR USD 3 Month+0.110%, 07/27/2026	17	17
SLM Student Loan Trust, Ser 2008-5, Cl A4
4.060%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	1,221	1,253
SLM Student Loan Trust, Ser 2008-9, Cl A
3.860%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	1,263	1,288
SLM Student Loan Trust, Ser 2011-1, Cl A1
2.480%, VAR ICE LIBOR USD 1 Month+0.520%, 03/25/2026	391	392
SoFi Consumer Loan Program, Ser 2017-1, Cl A
3.280%, 01/26/2026 (A)	180	180
SoFi Consumer Loan Program, Ser 2017-6, Cl A1
2.200%, 11/25/2026 (A)	383	381
SoFi Consumer Loan Program, Ser 2018-1, Cl A1
2.550%, 02/25/2027 (A)	804	801
SoFi Consumer Loan Program, Ser 2018-2, Cl A1
2.930%, 04/26/2027 (A)	671	671
SoFi Professional Loan Program, Ser 2017-A, Cl A1
2.660%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (A)	363	364
Springleaf Funding Trust, Ser 2016-AA, Cl A
2.900%, 11/15/2029 (A)	1,850	1,841
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Ser 2016-T1, Cl AT1
2.530%, 11/16/2048 (A)	1,020	1,024
Stanwich Mortgage Loan Trust, Ser 2018- NPB1, Cl A1
4.016%, 05/16/2023 (A)	1,200	1,200
Symphony CLO VIII, Ser 2014-8AR, Cl BR
3.645%, VAR ICE LIBOR USD 1 Month+1.750%, 01/09/2023 (A)	1,660	1,659
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A)(B)	237	235
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	236	234
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A)(B)	208	206

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)(B)	$ 426	$417
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(B)	665	650
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (A)(B)	1,043	1,026
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057 (A)(B)	930	917
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (A)(B)	453	444
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
2.560%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (A)	937	939
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057 (A)(B)	351	343
U.S. Residential Opportunity Fund IV Trust, Ser 2017-1III, Cl A
3.352%, 11/27/2037 (A)	380	379
Utah State Board of Regents, Ser 2016-1, Cl A
2.710%, VAR ICE LIBOR USD 1 Month+0.750%, 09/25/2056	552	554
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (A)	1,865	1,852
Verizon Owner Trust, Ser 2016-2A, Cl A
1.680%, 05/20/2021 (A)	630	624
Verizon Owner Trust, Ser 2017-2A, Cl B
2.220%, 12/20/2021 (A)	300	294
Vibrant CLO III, Ser 2016-3A, Cl A1R
3.839%, VAR ICE LIBOR USD 3 Month+1.480%, 04/20/2026 (A)	445	445
VOLT LX LLC, Ser 2017-NPL7, Cl A1
3.250%, 06/25/2047 (A)	232	231
VOLT LXIII LLC, Ser 2017-NP10, Cl A1
3.000%, 10/25/2047 (A)	379	376
VOLT LXIV LLC, Ser 2017-NP11, Cl A1
3.375%, 10/25/2047 (A)	836	833
Voya CLO, Ser 2017-1A, Cl A1R
3.255%, VAR ICE LIBOR USD 3 Month+0.900%, 01/18/2029 (A)	420	420
Voya CLO, Ser 2017-3A, Cl A1R
3.080%, VAR ICE LIBOR USD 3 Month+0.720%, 07/25/2026 (A)	910	909
Voya CLO, Ser 2017-4A, Cl A2AR
3.798%, VAR ICE LIBOR USD 3 Month+1.450%, 10/14/2026 (A)	710	709

		66,063

Total Asset-Backed Securities (Cost $150,482) ($ Thousands)		150,089

SEI Institutional Investments Trust / Annual Report / May 31, 2018	255

SCHEDULE OF INVESTMENTS

May 31, 2018

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 9.8%
Agency Mortgage-Backed Obligations — 2.3%
FHLMC
5.000%, 06/01/2026	$ 394	$401
FHLMC ARM
3.331%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.095%, 02/01/2022	24	25
3.319%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.068%, 02/01/2030	60	63
FHLMC CMO, Ser 2003-2641, Cl KW
4.500%, 07/15/2018	51	51
FHLMC CMO, Ser 2003-2643, Cl MJ
4.500%, 07/15/2018	15	15
FHLMC CMO, Ser 2003-2644, Cl EB
4.500%, 07/15/2018	22	22
FHLMC Multifamily Structured Pass-Through Certificates, Ser K011, Cl A1
2.917%, 08/25/2020	52	52
FHLMC Multifamily Structured Pass-Through Certificates, Ser K020, Cl A1
1.573%, 01/25/2022	307	300
FHLMC, Ser 2017-KT01, Cl A
2.285%, VAR LIBOR USD 1 Month+0.320%, 02/25/2020	605	606
FHLMC, Ser 4793, Cl M
3.000%, 05/15/2048	110	106
FNMA
6.000%, 01/01/2027 to 04/01/2040	233	258
5.000%, 05/01/2019 to 03/01/2025	489	500
1.900%, 10/01/2019	575	573
FNMA ARM
3.965%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.215%, 01/01/2029	13	13
3.509%, VAR ICE LIBOR USD 6 Month+1.819%, 09/01/2024	65	67
3.416%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.120%, 11/01/2025	6	6
3.415%, VAR ICE LIBOR USD 6 Month+1.774%, 09/01/2024	27	27
3.236%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.984%, 11/01/2023	10	11
3.136%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.067%, 05/01/2028	4	4
2.735%, VAR ICE LIBOR USD 6 Month+1.000%, 11/01/2021	7	7
FNMA CMO, Ser 1993-58, Cl H
5.500%, 04/25/2023	21	22

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2001-33, Cl FA
2.410%, VAR LIBOR USD 1 Month+0.450%, 07/25/2031	$ 16	$16
FNMA CMO, Ser 2002-64, Cl FG
2.185%, VAR LIBOR USD 1 Month+0.250%, 10/18/2032	18	18
FNMA CMO, Ser 2008-18, Cl HD
4.000%, 12/25/2018	1	1
FNMA CMO, Ser 2008-47, Cl FA
2.460%, VAR LIBOR USD 1 Month+0.500%, 06/25/2023	53	54
FNMA CMO, Ser 2011-24, Cl PC
4.000%, 10/25/2039	1,185	1,205
FNMA CMO, Ser 2011-M7, Cl A2
2.578%, 09/25/2018	78	78
FNMA, Ser 2017-M13, Cl FA
2.294%, VAR LIBOR USD 1 Month+0.400%, 10/25/2024	838	839
FNMA, Ser M5, Cl ASQ2
2.034%, 03/25/2019	183	182
FREMF Mortgage Trust, Ser 2011-K703, Cl B
4.888%, 07/25/2044 (A)(B)	813	811
FREMF Mortgage Trust, Ser 2012-K705, Cl B
4.158%, 09/25/2044 (A)(B)	700	701
FREMF Mortgage Trust, Ser 2012-K705, Cl C
4.158%, 09/25/2044 (A)(B)	770	770
FREMF Mortgage Trust, Ser 2012-K706, Cl C
4.030%, 11/25/2044 (A)(B)	785	785
FREMF Mortgage Trust, Ser 2012-K712, Cl B
3.362%, 05/25/2045 (A)(B)	190	191
FREMF Mortgage Trust, Ser 2013-K712, Cl C
3.362%, 05/25/2045 (A)(B)	745	746
FREMF Mortgage Trust, Ser 2014-K503, Cl C
3.002%, 10/25/2047 (A)(B)	350	345
Mortgage-Linked Amortizing Notes CMO, Ser 2012-1, Cl A10
2.060%, 01/15/2022	139	137
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
2.347%, VAR LIBOR USD 1 Month+0.450%, 10/07/2020	706	708
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
2.373%, VAR ICE LIBOR USD 1 Month+0.450%, 01/08/2020	363	364

256	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
2.278%, VAR LIBOR USD 1 Month+0.400%, 02/06/2020	$ 80	$80

		11,160

Non-Agency Mortgage-Backed Obligations — 7.5%
Angel Oak Mortgage Trust I LLC, Ser 2017-2, Cl A1
2.478%, 07/25/2047 (A)(B)	376	373
Angel Oak Mortgage Trust LLC, Ser 2017-1, Cl A1
2.810%, 01/25/2047 (A)(B)	114	113
Angel Oak Mortgage Trust LLC, Ser 2017-3, Cl A1
2.708%, 11/25/2047 (A)(B)	321	320
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl A
2.719%, VAR LIBOR USD 1 Month+0.800%, 06/15/2028 (A)	933	933
BAMLL Re-REMIC Trust, Ser 2015-FR11, Cl A705
1.813%, 09/27/2044 (A)(B)	1,478	1,461
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
3.696%, 07/25/2035 (B)	159	149
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
3.683%, 11/25/2035 (B)	19	18
BBCMS Mortgage Trust, Ser 2017-DELC, Cl A
2.769%, VAR LIBOR USD 1 Month+0.850%, 08/15/2036 (A)	1,250	1,250
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-3, Cl 2A1
4.046%, 06/25/2035 (B)	81	82
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-6, Cl 3A1
3.817%, 08/25/2035 (B)	164	160
BX Trust, Ser 2018-MCSF, Cl A
2.495%, VAR LIBOR USD 1 Month+0.577%, 04/15/2035 (A)	800	794
CGDBB Commercial Mortgage Trust, Ser 2017-BIOC, Cl A
2.709%, VAR LIBOR USD 1 Month+0.790%, 07/15/2032 (A)	500	500
CHL Mortgage Pass-Through Trust, Ser 2004-29, Cl 1A1
2.500%, VAR ICE LIBOR USD 1 Month+0.540%, 02/25/2035	23	21
CHL Mortgage Pass-Through Trust, Ser 2005-HY10, Cl 3A1A
3.522%, 02/20/2036 (B)	126	114

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CIM Trust, Ser 2017-7, Cl A
3.000%, 04/25/2057 (A)(B)	$ 1,048	$1,038
Citigroup Mortgage Loan Trust, Ser 2004- HYB3, Cl 1A
3.686%, 09/25/2034 (B)	32	32
Citigroup Mortgage Loan Trust, Ser 2006- AR2, Cl 1A1
3.815%, 03/25/2036 (B)	142	132
COLT Mortgage Loan Trust, Ser 2016-3, Cl A1
2.800%, 12/26/2046 (A)(B)	130	129
COLT Mortgage Loan Trust, Ser 2016-3, Cl A3
3.750%, 12/26/2046 (A)(B)	336	336
COLT Mortgage Loan Trust, Ser 2017-1, Cl A1
2.614%, 05/27/2047 (A)(B)	344	344
COLT Mortgage Loan Trust, Ser 2018-1, Cl A1
2.930%, 02/25/2048 (A)(B)	438	435
COLT Mortgage Loan Trust, Ser 2018-2, Cl A1
3.470%, 07/27/2048	985	985
Deephaven Residential Mortgage Trust, Ser 2017-1A, Cl A1
2.725%, 12/26/2046 (A)(B)	125	124
Deephaven Residential Mortgage Trust, Ser 2017-2A, Cl A1
2.453%, 06/25/2047 (A)(B)	269	267
Deephaven Residential Mortgage Trust, Ser 2017-3A, Cl A1
2.577%, 10/25/2047 (A)(B)	369	365
Deephaven Residential Mortgage Trust, Ser 2018-1A, Cl A1
2.976%, 12/25/2057 (A)(B)	549	546
FDIC Guaranteed Notes Trust, Ser 2010-S4, Cl A
2.637%, VAR LIBOR USD 1 Month+0.720%, 12/04/2020 (A)	1,163	1,147
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN1, Cl M1
5.360%, VAR ICE LIBOR USD 1 Month+3.400%, 07/25/2023	113	114
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
3.610%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	326	330
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M3
5.760%, VAR ICE LIBOR USD 1 Month+3.800%, 03/25/2025	900	967
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA3, Cl M1
2.760%, VAR ICE LIBOR USD 1 Month+0.800%, 03/25/2029	641	642

SEI Institutional Investments Trust / Annual Report / May 31, 2018	257

SCHEDULE OF INVESTMENTS

May 31, 2018

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA1, Cl M1
3.160%, VAR ICE LIBOR USD 1 Month+1.200%, 04/25/2029	$ 2,818	$2,838
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
2.910%, VAR ICE LIBOR USD 1 Month+0.950%, 05/25/2024	126	126
FNMA Connecticut Avenue Securities, Ser 2017-C02, Cl 2M1
3.110%, VAR ICE LIBOR USD 1 Month+1.150%, 09/25/2029	611	614
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.723%, 11/19/2035 (B)	169	164
GS Mortgage Securities II, Ser 2015-GC30, Cl A2
2.726%, 05/10/2050	300	299
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (A)	334	338
GS Mortgage Securities Trust, Ser 2015-GC28, Cl A2
2.898%, 02/10/2048	340	340
GS Mortgage Securities Trust, Ser 2017-500K, Cl A
2.619%, VAR LIBOR USD 1 Month+0.700%, 07/15/2032 (A)	665	665
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
4.152%, 07/25/2035 (B)	211	193
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
3.860%, 05/25/2047 (B)	196	170
Impac CMB Trust, Ser 2004-9, Cl 1A1
2.720%, VAR ICE LIBOR USD 1 Month+0.760%, 01/25/2035	63	62
Impac CMB Trust, Ser 2005-2, Cl 1A1
2.480%, VAR ICE LIBOR USD 1 Month+0.520%, 04/25/2035	67	66
Impac CMB Trust, Ser 2005-3, Cl A1
2.440%, VAR ICE LIBOR USD 1 Month+0.480%, 08/25/2035	61	59
Impac CMB Trust, Ser 2005-5, Cl A1
2.600%, VAR ICE LIBOR USD 1 Month+0.640%, 08/25/2035	49	46
Impac CMB Trust, Ser 2005-8, Cl 1A
2.480%, VAR ICE LIBOR USD 1 Month+0.520%, 02/25/2036	161	154
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C14, Cl A2
3.019%, 08/15/2046	1,366	1,367

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	$ 538	$538
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A2
2.665%, 01/15/2046	75	75
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C16, Cl A2
3.070%, 12/15/2046	403	403
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-CBM, Cl A
2.819%, VAR LIBOR USD 1 Month+0.900%, 10/15/2029 (A)	3,005	3,005
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-PHH, Cl A
3.369%, VAR LIBOR USD 1 Month+1.450%, 08/15/2027 (A)	1,225	1,225
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
3.628%, 08/25/2035 (B)	87	84
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
4.299%, 05/25/2037 (B)	123	111
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2
6.319%, 04/15/2041 (B)	1	1
LSTAR Securities Investment, Ser 2017-7, Cl A
3.733%, VAR ICE LIBOR USD 1 Month+1.750%, 10/01/2022 (A)	150	150
LSTAR Securities Investment, Ser 2017-8, Cl A
3.633%, VAR ICE LIBOR USD 1 Month+1.650%, 11/01/2022 (A)	299	299
Merrill Lynch Mortgage Investors, Ser 2005-A3, Cl A1
2.230%, VAR ICE LIBOR USD 1 Month+0.270%, 04/25/2035	34	34
Merrill Lynch Mortgage-Backed Securities Trust, Ser 2007-3, Cl 2A1
3.853%, 06/25/2037 (B)	164	135
MetLife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055 (A)(B)	345	340
MFA Trust, Ser 2017-RPL1, Cl A1
2.588%, 02/25/2057 (A)(B)	256	252
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C11, Cl A2
3.085%, 08/15/2046	609	609
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (A)	53	53
MortgageIT Trust, Ser 2005-5, Cl A1
2.220%, VAR ICE LIBOR USD 1 Month+0.260%, 12/25/2035	194	193

258	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057 (A)(B)	$ 484	$489
OBX Trust, Ser 2018-1, Cl A2
2.610%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2057 (A)	170	170
Paragon Mortgages, Ser 2006-12A, Cl A2C
2.541%, VAR ICE LIBOR USD 3 Month+0.220%, 11/15/2038 (A)	122	117
Paragon Mortgages, Ser 2007-15A, Cl A2C
2.345%, VAR ICE LIBOR USD 3 Month+0.220%, 12/15/2039 (A)	300	290
Residential Funding Mortgage Securities, Ser 2007-SA3, Cl 2A1
4.932%, 07/27/2037 (B)	157	140
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
2.488%, VAR ICE LIBOR USD 1 Month+0.540%, 01/20/2035	20	20
Series RRX Trust, Ser 2014-1A, Cl A, PO
0.000%, 08/26/2044 (A)(C)	810	808
SG Residential Mortgage Trust, Ser 2018-1, Cl A1
3.425%, 04/27/2048 (A)(B)	986	986
Verus Securitization Trust, Ser 2018-1, Cl A1
2.929%, 02/25/2048 (A)(B)	334	332
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
3.403%, 03/25/2036 (B)	234	221
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
3.726%, 01/25/2035 (B)	70	71
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR10, Cl 2A1
3.869%, 07/25/2036 (B)	146	145
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl A2
2.927%, 03/15/2046	1,035	1,035
WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl A1
1.518%, 11/15/2047	997	989
WFRBS Commercial Mortgage Trust, Ser 2014-LC14, Cl A2
2.862%, 03/15/2047	1,352	1,353

		36,395

Total Mortgage-Backed Securities
(Cost $47,416) ($ Thousands)		47,555

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 6.1%
U.S. Treasury Notes
2.125%, 08/31/2020	$ 11,855	$11,768
1.500%, 10/31/2019	11,770	11,631
1.375%, 06/30/2018	6,025	6,023

Total U.S. Treasury Obligations
(Cost $29,632) ($ Thousands)		29,422

MUNICIPAL BONDS — 3.6%
Arizona — 0.2%
Northern Arizona University, Build America Bonds, RB
5.020%, 08/01/2018	775	778

Arkansas — 0.3%
Garland County, RB
1.540%, 11/01/2018	1,520	1,516

California — 0.3%
California State, GO
Callable 10/01/2021 @ 100
2.689%, 04/01/2047 (D)	1,150	1,158
Fresno County, Ser A, RB, NATL
4.658%, 08/15/2018	325	326

		1,484

Colorado — 0.1%
Denver City and County, Taxable Refunding Improvement, Ser B, RB
1.543%, 08/01/2018	350	350

Florida — 0.2%
Florida State, Board of Administration Finance, Ser A, RB
2.163%, 07/01/2019	1,200	1,196

Illinois — 0.2%
Illinois State, Finance Authority, RB
4.545%, 10/01/2018	520	522
Illinois State, GO
5.547%, 04/01/2019	625	636

		1,158

Michigan — 0.1%
Genesee County, GO
Callable 06/11/2018 @ 100
2.507%, 10/01/2019 (D)	710	710

New Jersey — 0.7%
Gloucester County, Improvement Authority, Ser B, RB
1.850%, 11/01/2018	1,250	1,246

SEI Institutional Investments Trust / Annual Report / May 31, 2018	259

SCHEDULE OF INVESTMENTS

May 31, 2018

Ultra Short Duration Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Monmouth County Improvement Authority, RB
2.500%, 11/14/2019	$ 1,165	$1,161
New Jersey State, Economic Development Authority, Ser Q, RB
2.421%, 06/15/2018	955	955

		3,362

New York — 0.7%
New York State, Housing Finance Agency, Ser A, RB
Callable 05/31/2018 @ 100
1.750%, 11/01/2048 (D)(E)	1,000	1,000
New York State, Housing Finance Agency, Ser B, RB
Callable 05/31/2018 @ 100
1.750%, 11/01/2048 (D)(E)	1,600	1,600
Port Authority of New York & New Jersey, Ser 208, RB
2.114%, 09/15/2018	590	590

		3,190

Pennsylvania — 0.2%
Pennsylvania, Turnpike Commission, Sub-Ser B, RB
1.760%, 12/01/2019	770	758

Wisconsin — 0.6%
City of Franklin, RB
Callable 12/01/2018 @ 100
2.500%, 03/01/2019	1,115	1,114
Wisconsin, Housing & Economic Development Authority, Ser F, RB
Callable 05/31/2018 @ 100
1.700%, 05/01/2030 (D)	1,655	1,655

		2,769

Total Municipal Bonds (Cost $17,304) ($ Thousands)		17,271

COMMERCIAL PAPER(C) — 0.9%
Natixis
1.690%, 06/01/2018	4,360	4,360

Total Commercial Paper (Cost $4,360) ($ Thousands)		4,360

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT — 0.6%
Province of Quebec Canada MTN
2.551%, VAR ICE LIBOR USD 3 Month+0.230%, 09/04/2018	$ 2,701	$2,703

Total Sovereign Debt (Cost $2,700) ($ Thousands)		2,703

CERTIFICATE OF DEPOSIT — 0.5%
Bank of Tokyo
1.630%, 07/06/2018	2,500	2,499

Total Certificate of Deposit (Cost $2,500) ($ Thousands)		2,499

	Shares
CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	6,941,068	6,941

Total Cash Equivalent (Cost $6,941) ($ Thousands)		6,941

	Face Amount (Thousands)
REPURCHASE AGREEMENT(F) — 0.3%
BNP Paribas
1.790%, dated 05/31/18, to be repurchased on 06/01/18, repurchase price $1,200,060 (collateralized by various U.S. Government Agency Obligations, par values ranging from $27,712 to $1,112,658, 2.837% to 4.000%, 01/01/2032 to 08/01/2047, with a total market value of $1,224,000)	1,200	1,200

Total Repurchase Agreement (Cost $1,200) ($ Thousands)		1,200

Total Investments in Securities — 102.1% (Cost $493,254) ($ Thousands)		$492,950

260	SEI Institutional Investments Trust / Annual Report / May 31, 2018

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Note	(38)	Sep-2018	$(4,529)	$(4,577)	$(48)
U.S. 2-Year Treasury Note	36	Sep-2018	7,622	7,641	19
U.S. 5-Year Treasury Note	24	Sep-2018	2,721	2,733	12
U.S. Long Treasury Bond	(1)	Sep-2018	(142)	(145)	(3)

			$5,672	$5,652	$(20)

Percentages are based on Net Assets of $482,897 ($ Thousands).
**	Rate shown is the 7-day effective yield as of May 31, 2018.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $161,019 ($ Thousands), representing 33.3% of the Net Assets of the Fund.

(B)	Variable or Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	Zero coupon security. The rate shown on the Schedule of Investments in the security’s effective yield at the time of purchase.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(E)	Securities are held in connection with a letter of credit issued by a major bank.
(F)	Tri-Party Repurchase Agreement.

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FDIC — Federal Deposit Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

GMAC — General Motors Acceptance Corporation

GO — General Obligation

ICE — Intercontinental Exchange

LLC — Limited Liability Company

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

NATL — National Public Finance Guarantee Corporation

NCUA — National Credit Union Association

PO — Principal Only

RB — Revenue Bond

Re-REMIC — Re-Securitization of Real Estate Mortgage Investment Conduit

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$230,910	$–	$230,910
Asset-Backed Securities	–	150,089	–	150,089
Mortgage-Backed Securities	–	47,555	–	47,555
U.S. Treasury Obligations	–	29,422	–	29,422
Municipal Bonds	–	17,271	–	17,271
Commercial Paper	–	4,360	–	4,360
Sovereign Debt	–	2,703	–	2,703
Certificate of Deposit	–	2,499	–	2,499
Cash Equivalent	6,941	–	–	6,941
Repurchase Agreement	–	1,200	–	1,200

Total Investments in Securities	$6,941	$486,009	$–	$492,950

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$31	$—	$—	$31
Unrealized Depreciation	(51)	—	—	(51)

Total Other Financial Instruments	$(20)	$—	$—	$(20)

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Not 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transaction with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$966	$272,108	$(266,133)	$6,941	$30

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	261

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Debt Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 94.4%
Angola — 0.7%
Angola Via Avenir II BV MTN
9.344%, VAR ICE LIBOR USD 6
Month+7.500%, 07/01/2023		$5,573	$6,117
Angolan Government International Bond
9.375%, 05/08/2048		2,849	3,027
8.250%, 05/09/2028		5,927	6,118

			15,262

Argentina — 4.7%
Adecoagro
6.000%, 09/21/2027 (A)		1,165	1,020
Agua y Saneamientos Argentinos
6.625%, 02/01/2023		1,820	1,656
Argentina Treasury Bill
0.000%, 09/14/2018 (B) (H)	ARS	59,933	2,458
Argentina Treasury Bond BONCER
2.500%, 07/22/2021		12,000	650
Argentine Bonos del Tesoro
21.200%, 09/19/2018		28,109	1,086
18.200%, 10/03/2021		30,732	1,115
Argentine Republic Government International Bond
8.280%, 12/31/2033		$2,650	2,654
8.280%, 12/31/2033		1,066	1,039
7.820%, 12/31/2033	EUR	17,193	21,093
7.820%, 12/31/2033		11,692	14,248
7.500%, 04/22/2026		$8,796	8,651
6.875%, 01/11/2048		6,236	5,114
5.875%, 01/11/2028		3,392	2,960
5.000%, 01/15/2027	EUR	2,970	3,155
2.260%, 12/31/2038 (C)		1,468	1,062
2.260%, 12/31/2038 (C)		28,077	20,647
Autonomous City of Buenos Aires Argentina
29.319%, VAR 30-35d Argentina
BADLAR Private Banks+3.250%, 03/29/2024	ARS	109,700	4,051
Bonos de la Nacion Argentina con Ajustepor CER
4.000%, 03/06/2020		52,000	2,151

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.750%, 02/08/2019	ARS	49,635	$2,110
Pampa Energia
7.500%, 01/24/2027 (A)		$502	479
7.375%, 07/21/2023 (A)		387	387
Provincia de Buenos Aires
7.875%, 06/15/2027		3,964	3,758
5.375%, 01/20/2023	EUR	910	1,026
Provincia de Cordoba
7.125%, 06/10/2021 (A)		$709	697
Provincia del Chaco Argentina
9.375%, 08/18/2024		979	891
Rio Energy
6.875%, 02/01/2025 (A)		2,203	1,999
YPF MTN
26.563%, VAR 30-35d Argentina
BADLAR Private Banks+4.000%, 07/07/2020		536	317

			106,474

Azerbaijan — 1.2%
Southern Gas Corridor CJSC
6.875%, 03/24/2026		12,606	13,677
6.875%, 03/24/2026 (A)		2,102	2,281
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030		4,700	4,999
State Oil of the Azerbaijan Republic MTN
4.750%, 03/13/2023		3,920	3,872
4.750%, 03/13/2023		2,490	2,460

			27,289

Bahrain — 0.1%
Bahrain Government International Bond
7.000%, 10/12/2028 (A)		815	724
6.750%, 09/20/2029		1,912	1,639

			2,363

Belarus — 0.1%
Republic Belarus International Bond
7.625%, 06/29/2027		1,520	1,628

Belize — 0.1%
Belize Government International Bond
5.000%, 02/20/2034 (C)		3,437	2,028

Bermuda — 0.3%
Bermuda Government International Bond
4.854%, 02/06/2024		3,750	3,857
3.717%, 01/25/2027		2,093	1,977

			5,834

Brazil — 7.7%
Banco Nacional de Desenvolvimento
Economico e Social
6.500%, 06/10/2019		100	103

262	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.500%, 06/10/2019 (A)		$720	$738
4.750%, 05/09/2024 (A)		1,250	1,211
Brazil Government Bond
8.250%, 01/20/2034		563	671
5.000%, 01/27/2045		968	784
Brazil Letras do Tesouro Nacional (B)
14.856%, 01/01/2020	BRL	38,000	9,055
15.584%, 01/01/2019		50,773	13,123
16.485%, 07/01/2019		63,028	15,691
7.971%, 07/01/2020		41,693	9,479
Brazil Loan Trust 1
5.477%, 07/24/2023 (A)		$2,367	2,418
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028 (A)		327	317
5.333%, 02/15/2028		2,028	1,967
5.333%, 02/15/2028		3,313	3,214
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2019	BRL	39,173	10,701
10.000%, 01/01/2021		76,035	20,928
10.000%, 01/01/2023		103,675	27,512
10.000%, 01/01/2025		74,391	19,131
10.000%, 01/01/2027		13,853	3,468
10.000%, 01/01/2029		15,549	3,976
Cosan Luxembourg
7.000%, 01/20/2027 (A)		$365	365
CSN Resources
6.500%, 07/21/2020		1,160	1,102
ESAL GmbH
6.250%, 02/05/2023 (A)		1,207	1,151
Gol Finance
7.000%, 01/31/2025 (A)		2,537	2,169
JBS Investments GmbH
7.750%, 10/28/2020		1,080	1,102
7.250%, 04/03/2024		1,120	1,100
Klabin Finance
5.250%, 07/16/2024		735	718
Marfrig Holdings Europe
8.000%, 06/08/2023 (A)		664	672
8.000%, 06/08/2023		1,640	1,660
Minerva Luxembourg
6.500%, 09/20/2026		1,198	1,104
6.500%, 09/20/2026		1,677	1,545
6.500%, 09/20/2026 (A)		2,760	2,542
Nexa Resources
5.375%, 05/04/2027 (A)		4,241	4,098
Petrobras Global Finance BV
7.375%, 01/17/2027		6,729	6,829
Rumo Luxembourg Sarl
7.375%, 02/09/2024 (A)		1,315	1,360
Swiss Insured Brazil Power Finance Sarl
9.850%, 07/16/2032 (A)	BRL	9,996	2,550

			174,554

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Cameroon — 0.2%
Cameroon International Bond
9.500%, 11/19/2025 (A)		$3,694	$4,113

Chile — 0.9%
Banco de Credito e Inversiones
3.500%, 10/12/2027 (A)		1,891	1,707
Bonos de la Tesoreria de la Republica enpesos
6.000%, 01/01/2020	CLP	90,000	152
6.000%, 01/01/2043		1,745,000	3,132
5.000%, 03/01/2035		230,000	367
4.500%, 02/28/2021		510,000	835
Cencosud
4.375%, 07/17/2027 (A)		$2,703	2,441
Chile Government International Bond
5.500%, 08/05/2020	CLP	413,000	679
Empresa de Transporte de Pasajeros Metro
5.000%, 01/25/2047		$2,885	2,835
Empresa Electrica Angamos
4.875%, 05/25/2029 (A)		1,657	1,586
Empresa Nacional del Petroleo
4.500%, 09/14/2047 (A)		497	439
4.375%, 10/30/2024		251	249
4.375%, 10/30/2024 (A)		716	710
3.750%, 08/05/2026		3,620	3,362
3.750%, 08/05/2026 (A)		516	479
Geopark
6.500%, 09/21/2024 (A)		729	706

			19,679

China — 1.1%
Alibaba Group Holding
4.200%, 12/06/2047		456	433
Charming Light Investments MTN
4.375%, 12/21/2027		2,300	2,174
China Evergrande Group
8.750%, 06/28/2025		1,030	948
China Minmetals
4.450%, VAR US Treas Yield Curve Rate T Note Const Mat 3 Yr+6.070%, 05/13/2021		940	916
3.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.717%, 05/13/2166		3,389	3,112
Chinalco Capital Holdings
4.250%, 04/21/2022		1,100	1,044
CNAC HK Finbridge
4.625%, 03/14/2023		432	435
3.500%, 07/19/2022		1,160	1,125
Country Garden Holdings
4.750%, 07/25/2022		1,840	1,785

SEI Institutional Investments Trust / Annual Report / May 31, 2018	263

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Dianjian International Finance Ltd
4.600%, 09/13/2166 (D)		448	$433
HeSteel Hong Kong
4.250%, 04/07/2020		1,027	1,006
Huarong Finance 2017
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.773%, 12/29/2049		2,391	2,298
Huarong Finance 2017 MTN
4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.983%, 05/07/2166		2,207	2,074
Industrial & Commercial Bank of China
6.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.382%, 12/29/2049		1,840	1,882
Leader Goal International
4.250%, 07/19/2166		263	251
Sinopec Group Overseas Development 2013
4.375%, 10/17/2023		1,648	1,691
Sinopec Group Overseas Development 2017
3.250%, 09/13/2027 (A)		2,050	1,914
Tsinghua Unic
5.375%, 01/31/2023		2,280	2,144

			25,665

Colombia — 5.3%
Bogota Distrito Capital
9.750%, 07/26/2028	COP	71,000	27
9.750%, 07/26/2028 (A)		9,221,000	3,472
Colombia Government International Bond
9.850%, 06/28/2027		994,000	433
9.850%, 06/28/2027		7,914,000	3,446
8.125%, 05/21/2024		$300	361
7.750%, 04/14/2021	COP	3,729,000	1,366
7.375%, 09/18/2037		$3,914	4,853
6.125%, 01/18/2041		4,505	4,996
5.625%, 02/26/2044		330	347
5.000%, 06/15/2045		5,864	5,659
4.500%, 01/28/2026		3,354	3,398
4.375%, 03/21/2023	COP	7,800,000	2,571
2.625%, 03/15/2023		$599	565
Colombian TES
11.000%, 07/24/2020	COP	7,408,600	2,864
10.000%, 07/24/2024		5,033,300	18,633
7.750%, 09/18/2030		3,425,800	1,276
7.500%, 08/26/2026		8,231,100	14,084
7.000%, 09/11/2019		7,072,000	2,516
7.000%, 05/04/2022		2,478,400	22,598
7.000%, 06/30/2032		2,274,900	4,234
6.250%, 11/26/2025		3,490,700	1,196
6.000%, 04/28/2028		646,400	10,140
4.750%, 04/04/2035		2,742,600	2,795

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Ecopetrol
5.875%, 05/28/2045		$3,381	$3,232
Emgesa ESP
8.750%, 01/25/2021	COP	940,000	342
Empresas Publicas de Medellin ESP
8.375%, 02/01/2021		4,738,000	1,713
8.375%, 11/08/2027 (A)		4,600,000	1,630
7.625%, 09/10/2024 (A)		1,827,000	640
7.625%, 09/10/2024 (A)		2,224,000	779
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024		1,095,000	390
7.875%, 08/12/2024 (A)		1,408,000	502

			121,058

Costa Rica — 1.2%
Banco Nacional de Costa Rica
6.250%, 11/01/2023 (A)		$290	295
6.250%, 11/01/2023		431	438
5.875%, 04/25/2021 (A)		799	811
Costa Rica Government International Bond
7.158%, 03/12/2045		8,860	8,534
7.158%, 03/12/2045		3,216	3,098
7.158%, 03/12/2045 (A)		1,125	1,084
7.000%, 04/04/2044 (A)		200	190
7.000%, 04/04/2044		6,433	6,119
7.000%, 04/04/2044		3,407	3,240
5.625%, 04/30/2043		3,675	3,037
Instituto Costarricense de Electricidad
6.950%, 11/10/2021		400	416
6.375%, 05/15/2043		290	236

			27,498

Croatia — 0.7%
Croatia Government International Bond
6.000%, 01/26/2024		1,551	1,661
5.500%, 04/04/2023		400	418
3.000%, 03/11/2025	EUR	6,399	7,908
3.000%, 03/20/2027		1,400	1,679
2.750%, 01/27/2030		3,248	3,712

			15,378

Czech Republic — 0.4%
Czech Republic Government Bond
4.200%, 12/04/2036	CZK	41,410	2,320
2.500%, 08/25/2028		61,450	2,921
2.400%, 09/17/2025		88,010	4,172

			9,413

Dominican Republic — 1.2%
Dominican Republic Government Bond
8.625%, 04/20/2027		$2,098	2,402
7.450%, 04/30/2044 (A)		2,105	2,248
6.850%, 01/27/2045 (A)		3,195	3,179
6.850%, 01/27/2045		525	522

264	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.875%, 04/18/2024 (A)		$676	$693
5.500%, 01/27/2025		876	872
Dominican Republic International Bond
7.500%, 05/06/2021		722	756
7.450%, 04/30/2044		2,750	2,937
6.875%, 01/29/2026		604	641
6.875%, 01/29/2026		3,126	3,315
6.850%, 01/27/2045		240	239
6.500%, 02/15/2048		4,890	4,690
5.950%, 01/25/2027		4,050	4,070
5.500%, 01/27/2025		46	46

			26,610

Ecuador — 1.7%
Ecuador Government International Bond
10.750%, 03/28/2022 (A)		1,748	1,823
10.500%, 03/24/2020 (A)		333	343
10.500%, 03/24/2020		331	341
9.650%, 12/13/2026 (A)		5,340	5,242
9.625%, 06/02/2027		1,148	1,128
8.875%, 10/23/2027		9,252	8,629
8.750%, 06/02/2023		2,406	2,331
7.950%, 06/20/2024		7,097	6,689
7.875%, 01/23/2028 (A)		9,975	8,778
7.875%, 01/23/2028		1,687	1,485
Petroamazonas EP
4.625%, 02/16/2020 (A)		1,926	1,832

			38,621

Egypt — 3.4%
Egypt Government Bond
14.800%, 01/30/2023	EGP	110,000	5,855
Egypt Government International Bond
7.903%, 02/21/2048 (A)		$4,132	4,155
6.588%, 02/21/2028 (A)		9,277	9,054
5.577%, 02/21/2023 (A)		3,635	3,589
Egypt Government International Bond MTN
8.500%, 01/31/2047 (A)		1,272	1,348
8.500%, 01/31/2047		13,660	14,480
7.500%, 01/31/2027		2,630	2,745
7.500%, 01/31/2027 (A)		1,764	1,841
6.125%, 01/31/2022 (A)		1,751	1,769
5.625%, 04/16/2030	EUR	2,348	2,635
4.750%, 04/16/2026		2,089	2,371
Egypt Treasury Bills (B)
21.512%, 07/10/2018	EGP	12,000	659
17.813%, 10/02/2018		6,000	316
17.389%, 10/30/2018		518,900	26,933

			77,750

El Salvador — 0.3%
El Salvador Government International Bond
8.250%, 04/10/2032 (A)		$183	191
7.750%, 01/24/2023		2,860	2,998

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
7.650%, 06/15/2035		$1,160	$1,149
7.625%, 02/01/2041		220	217
6.375%, 01/18/2027		1	1
6.375%, 01/18/2027 (A)		1,316	1,244
6.375%, 01/18/2027		574	542
5.875%, 01/30/2025		545	513
5.875%, 01/30/2025 (A)		453	426
5.875%, 01/30/2025		226	213

			7,494

Gabon — 0.2%
Gabon Government International Bond
6.950%, 06/16/2025 (A)		1,463	1,419
6.375%, 12/12/2024 (A)		437	420
6.375%, 12/12/2024		1,874	1,802

			3,641

Ghana — 0.9%
Ghana Government International Bond
24.750%, 07/19/2021 *	GHS	6,206	1,555
24.500%, 04/22/2019 *		2,588	578
24.000%, 09/09/2019 *		1,294	294
16.500%, 03/22/2021		4,300	899
10.750%, 10/14/2030		$7,270	9,127
8.627%, 06/16/2049		2,890	2,942
7.625%, 05/16/2029		2,822	2,848
Republic of Ghana
10.750%, 10/14/2030 (A)		363	455
Tullow Oil
7.000%, 03/01/2025 (A)		988	982

			19,680

Guatemala — 0.0%
Comunicaciones Celulares Via Comcel Trust
6.875%, 02/06/2024		290	296
6.875%, 02/06/2024 (A)		770	785

			1,081

Honduras — 0.0%
Honduras Government International Bond
6.250%, 01/19/2027		479	481

Hungary — 1.1%
Hungary Government Bond
7.625%, 03/29/2041		7,322	10,151
5.500%, 06/24/2025	HUF	587,520	2,569
3.000%, 06/26/2024		697,470	2,660
3.000%, 10/27/2027		1,185,330	4,289
2.750%, 12/22/2026		325,000	1,171
1.750%, 10/26/2022		1,428,100	5,228

			26,068

India — 0.1%
Vedanta Resources
8.250%, 06/07/2021		$1,220	1,287

SEI Institutional Investments Trust / Annual Report / May 31, 2018	265

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.125%, 08/09/2024 (A)	$ 727	$676

		1,963

Indonesia — 7.5%
Eterna Capital Pte
7.500%, 12/11/2022	725	729
Indika Energy Capital II
6.875%, 04/10/2022	65	66
Indika Energy Capital III
5.875%, 11/09/2024	352	328
5.875%, 11/09/2024	489	456
Indo Energy Finance II
6.375%, 01/24/2023	2,303	2,236
Indonesia Government International Bond
8.500%, 10/12/2035	1,453	2,008
8.500%, 10/12/2035	400	553
7.750%, 01/17/2038	3,240	4,250
6.625%, 02/17/2037	440	516
4.350%, 01/08/2027 (A)	2,606	2,598
4.350%, 01/11/2048	2,144	1,964
Indonesia Government International Bond MTN
11.625%, 03/04/2019	258	275
11.625%, 03/04/2019 (A)	2,500	2,661
11.625%, 03/04/2019	1,006	1,071
6.750%, 01/15/2044 (A)	245	299
5.875%, 01/15/2024	9,475	10,213
5.875%, 01/15/2024	4,183	4,509
5.375%, 10/17/2023	371	392
5.250%, 01/17/2042	2,266	2,304
5.125%, 01/15/2045 (A)	2,351	2,361
4.750%, 01/08/2026 (A)	1,897	1,943
4.125%, 01/15/2025	2,405	2,381
3.750%, 06/14/2028	EUR 4,606	6,066
3.375%, 04/15/2023 (A)	$ 3,263	3,167
Indonesia Treasury Bond
11.000%, 09/15/2025	IDR 2,000,000	173
9.000%, 03/15/2029	5,595,000	14,863
8.750%, 05/15/2031	2,739,000	9,601
8.375%, 03/15/2024	4,787,000	18,684
8.375%, 09/15/2026	581,000	3,885
8.375%, 03/15/2034	6,217,000	9,597
8.250%, 06/15/2032	9,060,000	1,430
8.250%, 05/15/2036	3,216,000	10,067
7.875%, 04/15/2019	3,000,000	944
7.500%, 08/15/2032	120,000	5,009
7.500%, 05/15/2038	5,313,000	10,327
7.000%, 05/15/2022	3,655,000	10,406
7.000%, 05/15/2027	7,500,000	5,550
6.625%, 05/15/2033	8,931,000	3,934
6.125%, 05/15/2028	2,499,000	3,551
5.625%, 05/15/2023	738,000	735

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Pertamina Persero
6.500%, 05/27/2041 (A)	$ 820	$885
6.000%, 05/03/2042 (A)	415	426
5.250%, 05/23/2021	575	598
4.875%, 05/03/2022 (A)	550	563
Pertamina Persero MTN
5.625%, 05/20/2043	731	713
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (A)	1,265	1,314
5.450%, 05/21/2028 (A)	714	735
Perusahaan Penerbit SBSN Indonesia III
4.400%, 03/01/2028	868	859
Star Energy Geothermal Wayang Windu
6.750%, 04/24/2033	2,923	2,724

		170,919

Iraq — 0.7%
Iraq Government International Bond
5.800%, 01/15/2028	17,139	16,203

Israel — 0.0%
Israel Electric MTN
4.250%, 08/14/2028 (A)	1,041	987

Ivory Coast — 1.2%
Ivory Coast Government International Bond
6.625%, 03/22/2048	EUR 1,157	1,332
6.375%, 03/03/2028	$ 3,468	3,408
6.125%, 06/15/2033	638	588
6.125%, 06/15/2033 (A)	3,911	3,602
5.750%, 12/31/2032	3,527	3,315
5.750%, 12/31/2032	6,695	6,293
5.750%, 12/31/2032	3,526	3,314
5.375%, 07/23/2024	994	956
5.250%, 03/22/2030	EUR 891	1,037
5.125%, 06/15/2025	3,850	4,646

		28,491

Jamaica — 0.0%
Digicel Group
7.125%, 04/01/2022 (A)	$ 494	344

Jordan — 0.5%
Jordan Government International Bond
7.375%, 10/10/2047	3,964	3,800
7.375%, 10/10/2047 (A)	2,469	2,367
6.125%, 01/29/2026	1,611	1,583
5.750%, 01/31/2027	3,375	3,206

		10,956

Kazakhstan — 1.2%
Development Bank of Kazakhstan
4.125%, 12/10/2022	880	864

266	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
KazAgro National Management Holding
JSC MTN
4.625%, 05/24/2023		$496	$479
4.625%, 05/24/2023 (A)		1,373	1,327
4.625%, 05/24/2023		1,639	1,584
Kazakhstan Government International Bond
MTN
6.500%, 07/21/2045		6,760	8,095
KazMunayGas National JSC
6.375%, 10/24/2048 (A)		1,057	1,077
5.750%, 04/19/2047 (A)		4,431	4,295
5.375%, 04/24/2030		3,425	3,422
5.375%, 04/24/2030 (A)		2,105	2,103
4.750%, 04/24/2025 (A)		1,396	1,401
KazTransGas JSC
4.375%, 09/26/2027 (A)		1,803	1,686
Nostrum Oil & Gas Finance BV
7.000%, 02/16/2025 (A)		655	614

			26,947

Kenya — 0.4%
Kenya Government International Bond
8.250%, 02/28/2048		3,914	3,890
7.250%, 02/28/2028 (A)		3,361	3,376
6.875%, 06/24/2024		650	658
6.875%, 06/24/2024 (A)		792	801
5.875%, 06/24/2019 (A)		1,182	1,188

			9,913

Lebanon — 0.9%
Lebanon Government International Bond
6.650%, 04/22/2024		6,753	6,041
Lebanon Government International Bond
MTN
6.650%, 11/03/2028		15,056	12,270
6.650%, 02/26/2030		260	214
6.600%, 11/27/2026		1,109	937

			19,462

Luxembourg — 0.1%
Rede D’Or Sao Luiz SA
4.950%, 01/17/2028		3,479	3,123

Malaysia — 3.2%
1MDB Energy
5.990%, 05/11/2022		1,000	1,030
1MDB Global Investments
4.400%, 03/09/2023		15,300	13,878
Malaysia Government Bond
5.248%, 09/15/2028	MYR	1,050	280
4.935%, 09/30/2043		2,000	501
4.392%, 04/15/2026		8,423	2,126
4.378%, 11/29/2019		9,271	2,358
4.232%, 06/30/2031		4,500	1,081

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.181%, 07/15/2024	MYR	22	$6
4.160%, 07/15/2021		1,810	460
4.059%, 09/30/2024		17,428	4,367
4.048%, 09/30/2021		1,000	253
3.955%, 09/15/2025		17,405	4,291
3.900%, 11/30/2026		4,815	1,177
3.899%, 11/16/2027		3,000	732
3.892%, 03/15/2027		2,325	564
3.844%, 04/15/2033		3,000	685
3.800%, 08/17/2023		27,705	6,907
3.759%, 03/15/2019		32,059	8,074
3.659%, 10/15/2020		2,606	655
3.654%, 10/31/2019		8,500	2,141
3.620%, 11/30/2021		13,670	3,421
3.502%, 05/31/2027		1,050	246
3.492%, 03/31/2020		40,450	10,138
3.480%, 03/15/2023		854	210
3.418%, 08/15/2022		4,983	1,227
Malaysia Government Investment Issue
4.070%, 09/30/2026		21,973	5,371

			72,179

Mauritius — 0.1%
Liquid Telecommunications Financing
8.500%, 07/13/2022 (A)		$1,819	1,886

ME — 0.0%
Montenegro Government International Bond
3.375%, 04/21/2025	EUR	831	954

Mexico — 8.1%
Alfa
6.875%, 03/25/2044		$2,625	2,605
America Movil
7.125%, 12/09/2024	MXN	23,310	1,064
6.000%, 06/09/2019		14,350	694
Axtel
6.375%, 11/14/2024 (A)		$704	678
Banco Inbursa Institucion de Banca Multiple
4.375%, 04/11/2027 (A)		839	773
Banco Nacional de Comercio Exterior SNC
3.800%, VAR US Treas Yield
Curve Rate T Note Const Mat 5
Yr+3.000%, 08/11/2026		1,062	1,021
3.800%, VAR US Treas Yield
Curve Rate T Note Const Mat 5
Yr+3.000%, 08/11/2026 (A)		3,115	2,994
Cemex
7.750%, 04/16/2026		990	1,066
Cometa Energia
6.375%, 04/24/2035 (A)		1,702	1,658
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	52,305	2,366

SEI Institutional Investments Trust / Annual Report / May 31, 2018	267

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.750%, 02/14/2042 (A)		$570	$552
4.750%, 02/23/2027 (A)		884	857
Elementia
5.500%, 01/15/2025		970	918
Mexican Bonos
10.000%, 12/05/2024	MXN	375,287	20,882
10.000%, 11/20/2036		210,023	12,603
8.500%, 05/31/2029		74,513	3,907
8.500%, 11/18/2038		52,129	2,755
7.750%, 05/29/2031		53,556	2,652
7.750%, 11/23/2034		41,985	2,068
7.750%, 11/13/2042		141,100	6,909
7.500%, 06/03/2027		203,040	9,949
6.500%, 06/10/2021		104,387	5,041
6.500%, 06/09/2022		101,430	4,841
5.750%, 03/05/2026		75,293	3,316
5.000%, 12/11/2019		185,740	8,924
Mexican Bonos, Ser M20
8.000%, 12/07/2023		26	1
Mexico City Airport Trust
5.500%, 07/31/2047 (A)		$1,810	1,579
5.500%, 07/31/2047		1,950	1,702
Mexico Government International Bond
4.600%, 02/10/2048		649	588
Mexico Government International Bond MTN
5.750%, 10/12/2110		7,950	7,644
Petroleos Mexicanos
9.500%, 09/15/2027		215	276
7.470%, 11/12/2026	MXN	232,954	10,273
7.190%, 09/12/2024		242,573	10,796
6.625%, 06/15/2035		$7,384	7,154
6.625%, 06/15/2038		2,871	2,735
6.500%, 03/13/2027		2,786	2,837
6.500%, 03/13/2027		1,224	1,246
6.500%, 06/02/2041		610	568
6.375%, 01/23/2045		2,384	2,178
6.350%, 02/12/2048		1,467	1,335
5.625%, 01/23/2046		1,176	995
5.350%, 02/12/2028 (A)		10,466	9,828
4.875%, 01/24/2022		1,938	1,948
4.250%, 01/15/2025		650	604
Petroleos Mexicanos MTN
6.750%, 09/21/2047		1,455	1,375
6.750%, 09/21/2047 (A)		108	102
6.750%, 09/21/2047		3,746	3,539
6.375%, 01/23/2045 (A)		1,016	928
4.875%, 02/21/2028	EUR	5,491	6,700
4.625%, 09/21/2023 (A)		$1,599	1,566
4.250%, 01/15/2025		4,100	3,809

			183,399

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Mongolia — 0.7%
Mongolia Government International Bond
5.625%, 05/01/2023		$7,498	$7,249
Mongolia Government International Bond MTN
10.875%, 04/06/2021 (A)		1,813	2,043
8.750%, 03/09/2024		4,459	4,901
5.125%, 12/05/2022		561	539
Trade & Development Bank of Mongolia MTN
9.375%, 05/19/2020 (A)		453	481
9.375%, 05/19/2020		470	499

			15,712

Morocco — 0.2%
OCP
6.875%, 04/25/2044 (A)		1,950	2,097
5.625%, 04/25/2024		2,725	2,797

			4,894

Netherlands — 0.1%
IHS Netherlands Holdco BV
9.500%, 10/27/2021 (A)		598	603
Petrobras Global Finance
5.750%, 02/01/2029		1,266	1,133

			1,736

Nigeria — 1.9%
Nigeria Government Bond
16.288%, 03/17/2027	NGN	580,000	1,855
Nigeria Government International Bond
7.875%, 02/16/2032 (A)		$723	757
7.875%, 02/16/2032		7,867	8,240
7.696%, 02/23/2038		443	444
7.143%, 02/23/2030 (A)		3,729	3,734
7.143%, 02/23/2030		1,222	1,224
5.625%, 06/27/2022		1,880	1,894
Nigeria Government International Bond MTN
7.625%, 11/28/2047 (A)		1,013	997
6.500%, 11/28/2027 (A)		9,231	9,108
Nigeria OMO Bills (B)
17.871%, 06/07/2018	NGN	161,773	448
16.118%, 08/23/2018		764,237	2,063
14.734%, 11/08/2018		814,261	2,140
14.561%, 11/22/2018		465,026	1,216
Nigeria Treasury Bills (B)
22.309%, 08/02/2018		2,189,000	5,943
15.248%, 09/13/2018		535,000	1,431
15.213%, 08/30/2018		375,000	1,012

			42,506

Oman — 1.2%
Oman Government International Bond
6.750%, 01/17/2048		$4,732	4,505
6.500%, 03/08/2047(A)		3,065	2,880

268	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.500%, 03/08/2047		$2,328	$2,187
5.625%, 01/17/2028 (A)		2,525	2,449
5.625%, 01/17/2028		10,162	9,856
5.375%, 03/08/2027 (A)		1,019	984
4.750%, 06/15/2026 (A)		993	929
4.125%, 01/17/2023 (A)		1,001	965
3.625%, 06/15/2021		1,296	1,258
Oztel Holdings SPC
6.625%, 04/24/2028 (A)		1,817	1,777

			27,790

Panama — 0.1%
Panama Government International Bond
9.375%, 04/01/2029		1,095	1,533
8.125%, 04/28/2034		699	940

			2,473

Paraguay — 0.2%
Paraguay Government International Bond
6.100%, 08/11/2044		2,040	2,127
5.600%, 03/13/2048		799	791
Telefonica Celular del Paraguay
6.750%, 12/13/2022		200	204
6.750%, 12/13/2022		900	919

			4,041

Peru — 1.2%
ABY Transmission Sur
6.875%, 04/30/2043 (A)		324	351
Fondo MIVIVIENDA
7.000%, 02/14/2024 (A)	PEN	5,422	1,788
Kallpa Generacion SA
4.125%, 08/16/2027 (A)		$1,075	976
Peru Government Bond
6.900%, 08/12/2037	PEN	3,037	989
6.350%, 08/12/2028		2,235	716
6.150%, 08/12/2032 (A)		11,760	3,642
Peru LNG Srl
5.375%, 03/22/2030 (A)		$1,134	1,119
Peruvian Government International Bond
8.200%, 08/12/2026	PEN	13,170	4,837
6.950%, 08/12/2031		9,134	3,065
6.950%, 08/12/2031		895	300
6.900%, 08/12/2037		6,677	2,174
6.850%, 02/12/2042		882	282
6.350%, 08/12/2028		864	277
6.350%, 08/12/2028 (A)		1,999	641
5.700%, 08/12/2024 (A)		6,317	2,001
3.750%, 03/01/2030	EUR	1,399	1,948
Petroleos del Peru
5.625%, 06/19/2047 (A)		$539	526
4.750%, 06/19/2032 (A)		904	860

			26,492

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Philippines — 0.0%
Philippines Government International Bond
3.900%, 11/26/2022	PHP	52,000	$945

Poland — 3.0%
Poland Government Bond
5.750%, 09/23/2022	PLN	21,570	6,643
5.253%, 07/25/2020 (B)		2,600	677
3.250%, 07/25/2025		51,455	14,136
2.750%, 08/25/2023		8,624	2,620
2.750%, 04/25/2028		19,942	5,171
2.500%, 01/25/2023		40,431	10,954
2.500%, 07/25/2026		72,305	18,654
2.500%, 07/25/2027		37,665	9,618
1.750%, 07/25/2021		2,552	685

			69,158

Qatar — 0.2%
Ooredoo International Finance MTN
3.750%, 06/22/2026		$1,250	1,183
Qatar Government International Bond
5.103%, 04/23/2048		1,473	1,465
4.500%, 04/23/2028		2,246	2,253

			4,901

Romania — 0.4%
Romania Government Bond
5.800%, 07/26/2027	RON	20,580	5,485
Romanian Government International Bond MTN
3.875%, 10/29/2035	EUR	2,130	2,565
2.500%, 02/08/2030		1,407	1,590

			9,640

Russia — 5.3%
Credit Bank of Moscow Via CBOM Finance
5.875%, 11/07/2021 (A)		$1,626	1,570
Gazprom OAO Via Gaz Capital
4.250%, 04/06/2024	GBP	2,380	3,246
GTH Finance BV
6.250%, 04/26/2020		$860	879
GTLK Europe DAC
5.950%, 07/19/2021		640	642
Petropavlovsk 2016
8.125%, 11/14/2022 (A)		1,100	979
Ritekro (E)
17.324%, 11/07/2022 (B)(F)		538	336
Rusal Capital DAC
5.125%, 02/02/2022		1,280	621
Russian Federal Bond - OFZ
8.150%, 02/03/2027	RUB	1,005,241	17,050
7.750%, 09/16/2026		1,089,992	18,049
7.700%, 03/23/2033		1,366,384	22,427
7.600%, 07/20/2022		212,368	3,503

SEI Institutional Investments Trust / Annual Report / May 31, 2018	269

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
7.050%, 01/19/2028	RUB	1,193,778	$18,921
7.000%, 01/25/2023		109,189	1,767
7.000%, 08/16/2023		309,500	5,019
6.800%, 12/11/2019		221,790	3,564
6.700%, 05/15/2019		418,003	6,707
6.500%, 11/24/2021(C)		24,270	386
Russian Foreign Bond - Eurobond
5.250%, 06/23/2047		$4,200	3,987
5.000%, 04/29/2020		2,400	2,457
Russian Railways Via RZD Capital
7.487%, 03/25/2031	GBP	1,726	2,895
Sberbank of Russia Via SB Capital
5.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.023%, 02/26/2024 (A)		$2,681	2,695
SCF Capital Designated Activity
5.375%, 06/16/2023 (A)		1,068	1,050
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020		1,635	1,702
6.800%, 11/22/2025		240	257
6.800%, 11/22/2025 (A)		600	643

			121,352

Saudi Arabia — 0.1%
Saudi Government International Bond MTN
4.500%, 04/17/2030		1,536	1,525

Senegal — 0.1%
Senegal Government International Bond
6.250%, 05/23/2033 (A)		1,452	1,343
4.750%, 03/13/2028	EUR	366	415

			1,758

Serbia — 0.6%
Serbia Government Bond
7.250%, 09/28/2021		$5,320	5,805
Serbia International Bond
7.250%, 09/28/2021 (A)		300	327
7.250%, 09/28/2021		6,100	6,656
4.875%, 02/25/2020		1,000	1,012

			13,800

South Africa — 7.4%
Eskom Holdings SOC
7.125%, 02/11/2025 (A)		1,076	1,082
7.125%, 02/11/2025		3,559	3,581
5.750%, 01/26/2021		2,785	2,768
Eskom Holdings SOC MTN
7.500%, 09/15/2033	ZAR	52,500	3,189
6.750%, 08/06/2023		$2,711	2,703
South Africa Government Bond
10.500%, 12/21/2026	ZAR	274,219	24,137
9.000%, 01/31/2040		263,113	19,926
8.875%, 02/28/2035		156,800	11,960

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
8.750%, 01/31/2044	ZAR	56,061	$4,120
8.750%, 02/28/2048		244,551	17,975
8.500%, 01/31/2037		78,515	5,739
8.250%, 03/31/2032		55,612	4,079
8.000%, 01/31/2030		111,014	8,155
7.750%, 02/28/2023		83,875	6,570
7.250%, 01/15/2020		10,900	859
7.000%, 02/28/2031		156,094	10,424
6.500%, 02/28/2041		41,359	2,377
6.250%, 03/31/2036		297,580	17,352
South Africa Government International Bond
5.875%, 06/22/2030		$2,049	2,095
5.650%, 09/27/2047		4,074	3,884
4.875%, 04/14/2026		4,285	4,172
4.850%, 09/27/2027		4,350	4,182
4.300%, 10/12/2028		5,753	5,256
Stillwater Mining
7.125%, 06/27/2025 (A)		945	907
Transnet SOC MTN
9.500%, 05/13/2021 (A)	ZAR	16,660	1,305

			168,797

South Korea — 0.1%
Korea Housing Finance
3.000%, 10/31/2022 (A)		$1,361	1,325

Sri Lanka — 1.2%
Sri Lanka Government Bonds
11.750%, 06/15/2027	LKR	347,000	2,330
11.500%, 12/15/2021		360,000	2,376
11.500%, 08/01/2026		8,000	53
Sri Lanka Government International Bond
6.850%, 11/03/2025		$2,015	2,018
6.825%, 07/18/2026		800	795
6.825%, 07/18/2026 (A)		1,612	1,603
6.750%, 04/18/2028 (A)		7,384	7,265
6.750%, 04/18/2028		2,339	2,301
6.250%, 07/27/2021		1,147	1,164
6.200%, 05/11/2027		851	811
5.875%, 07/25/2022		2,644	2,629
5.875%, 07/25/2022 (A)		1,496	1,488
5.750%, 04/18/2023 (A)		2,378	2,341

			27,174

Supranational — 0.6%
Banque Ouest Africaine de Developpement
5.000%, 07/27/2027 (A)		1,274	1,229
European Investment Bank MTN
8.500%, 09/17/2024	ZAR	11,350	906
7.200%, 07/09/2019	IDR	280,000	3,593
Inter-American Development Bank MTN
7.875%, 03/14/2023		3,150,000	5,442

270	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
7.350%, 09/12/2018	IDR 4,590,000	$1,764

		12,934

Thailand — 1.4%
Bank of Thailand Bill (B)
1.266%, 12/06/2018	THB 105,000	3,255
1.204%, 08/30/2018	167,000	5,204
1.059%, 06/14/2018	160,000	5,000
PTTEP Treasury Center
4.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.177%, 12/18/2166 (A)	$ 866	866
Thailand Government Bond
5.670%, 03/13/2028	THB 3,000	117
4.875%, 06/22/2029	35,000	1,299
3.875%, 06/13/2019	43,000	1,374
3.775%, 06/25/2032	14,000	469
3.650%, 06/20/2031	123,000	4,067
3.625%, 06/16/2023	94,000	3,147
3.400%, 06/17/2036	89,500	2,835
2.550%, 06/26/2020	75,000	2,381
2.125%, 12/17/2026	25,000	752
Thailand Treasury Bill
1.042%, 07/04/2018 (B)	45,000	1,405

		32,171

Tunisia — 0.1%
Banque Centrale de Tunisie International
Bond
5.625%, 02/17/2024	EUR 2,780	3,275

Turkey — 6.3%
Akbank Turk
6.797%, VAR USD Swap Semi 30/360 5 Year Curr+4.029%, 04/27/2028	$ 453	416
6.797%, VAR USD Swap Semi 30/360 5 Year Curr+4.029%, 04/27/2028 (A)	1,493	1,369
Export Credit Bank of Turkey
6.125%, 05/03/2024 (A)	831	792
5.875%, 04/24/2019 (A)	200	200
5.375%, 10/24/2023 (A)	1,487	1,388
5.000%, 09/23/2021 (A)	674	645
Export Credit Bank of Turkey MTN
5.375%, 02/08/2021 (A)	1,206	1,180
Hazine Mustesarligi Varlik Kiralama
5.004%, 04/06/2023	1,789	1,727
TC Ziraat Bankasi
4.250%, 07/03/2019 (A)	1,710	1,679
TC Ziraat Bankasi MTN (A)
5.125%, 05/03/2022	1,561	1,442
5.125%, 09/29/2023	996	889
4.750%, 04/29/2021	756	708

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Turk Telekomunikasyon
4.875%, 06/19/2024	$ 2,550	$2,382
Turkey Government Bond
12.200%, 01/18/2023	TRY 87,279	17,648
11.000%, 03/02/2022	22,690	4,376
11.000%, 02/24/2027	35,407	6,633
10.700%, 02/17/2021	18,532	3,611
10.700%, 08/17/2022	6,080	1,150
10.600%, 02/11/2026	17,850	3,265
10.500%, 08/11/2027	108,669	19,878
10.400%, 03/20/2024	2,700	508
9.500%, 01/12/2022	9,830	1,824
9.400%, 07/08/2020	17,440	3,380
9.200%, 09/22/2021	14,692	2,723
9.000%, 07/24/2024	15,540	2,726
8.500%, 09/14/2022	10,751	1,919
8.300%, 06/20/2018	2,346	515
7.400%, 02/05/2020	7,215	1,390
7.100%, 03/08/2023	8,160	1,343
3.000%, 08/02/2023	10,211	2,253
Turkey Government International Bond
8.000%, 02/14/2034	$ 2,525	2,705
7.375%, 02/05/2025	7,925	8,314
7.000%, 03/11/2019	779	792
7.000%, 06/05/2020	700	722
6.875%, 03/17/2036	1,630	1,577
6.750%, 05/30/2040	1,998	1,879
6.625%, 02/17/2045	1,226	1,122
6.125%, 10/24/2028	4,994	4,739
6.000%, 03/25/2027	3,565	3,418
6.000%, 01/14/2041	2,225	1,947
5.750%, 05/11/2047	7,209	5,981
5.625%, 03/30/2021	769	771
5.125%, 02/17/2028	8,383	7,506
4.875%, 10/09/2026	850	763
4.875%, 04/16/2043	2,860	2,166
4.250%, 04/14/2026	2,239	1,950
Turkiye Garanti Bankasi
6.125%, VAR USD Swap Semi 30/360 5 Year Curr+4.220%, 05/24/2027 (A)	3,145	2,923
Turkiye Is Bankasi
7.000%, VAR USD Swap Semi 30/360 5 Year Curr+5.117%, 06/29/2028 (A)	399	362
Turkiye Is Bankasi MTN
6.125%, 04/25/2024	2,519	2,326
Yapi ve Kredi Bankasi MTN
5.850%, 06/21/2024 (A)	632	577

		142,499

Ukraine — 2.5%
Metinvest BV
7.750%, 04/23/2023 (A)	892	874

SEI Institutional Investments Trust / Annual Report / May 31, 2018	271

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Ukraine Government International Bond
7.750%, 09/01/2020 (A)	$ 2,694	$2,784
7.750%, 09/01/2021 (A)	4,875	5,022
7.750%, 09/01/2022 (A)	2,868	2,926
7.750%, 09/01/2024 (A)	922	923
7.750%, 09/01/2024	1,849	1,850
7.750%, 09/01/2025 (A)	11,547	11,389
7.750%, 09/01/2026	2,078	2,042
7.750%, 09/01/2026 (A)	1,076	1,057
7.750%, 09/01/2027 (A)	6,459	6,315
7.750%, 09/01/2027	2,070	2,024
7.375%, 09/25/2032 (A)	12,055	11,134
2.692%, 05/31/2040 (A)(D)	10,282	7,220
Ukreximbank Via Biz Finance
9.625%, 04/27/2022 (A)	2,211	2,280

		57,840

United Arab Emirates — 0.2%
Abu Dhabi Crude Oil Pipeline LLC (A)
4.600%, 11/02/2047	1,878	1,755
3.650%, 11/02/2029	1,873	1,756
MAF Global Securities
5.500%, VAR USD Swap Semi 30/360 5 Year Curr+3.476%, 12/29/2049	1,250	1,213

		4,724

United Kingdom — 0.0%
MARB BondCo
6.875%, 01/19/2025 (A)	405	374

United States — 0.0%
Transportadora de Gas del Sur
6.750%, 05/02/2025 (A)	359	345
Vrio Finco 1 LLC
6.250%, 04/04/2023 (A)	400	403

		748

Uruguay — 0.8%
Uruguay Government International Bond
9.875%, 06/20/2022	UYU 12,830	417
9.875%, 06/20/2022 (A)	46,470	1,509
8.500%, 03/15/2028 (A)	244,947	7,139
5.100%, 06/18/2050	$ 1,819	1,800
4.375%, 10/27/2027	4,199	4,272
4.375%, 12/15/2028	UYU 40,981	1,398
4.125%, 11/20/2045	$367	330
Uruguay Monetary Regulation Bills (B)
10.132%, 02/08/2019	UYU 25,460	763
9.591%, 09/21/2018	13,474	420

		18,048

Venezuela — 0.7%
Petroleos de Venezuela (F)
9.750%, 05/17/2035	$ 3,202	825

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.000%, 05/16/2024	$ 14,391	$3,257
6.000%, 05/16/2024	1,777	402
6.000%, 05/16/2024	7,900	1,788
6.000%, 11/15/2026	13,174	2,981
5.500%, 04/12/2037	1,620	386
5.375%, 04/12/2027	6,546	1,574
Venezuela Government International Bond (F)
9.250%, 09/15/2027	3,400	1,003
8.250%, 10/13/2024	2,110	606
7.750%, 10/13/2019	12,479	3,588

		16,410

Zambia — 0.3%
Zambia Government International Bond
8.970%, 07/30/2027	5,040	4,645
8.500%, 04/14/2024	30	28
8.500%, 04/14/2024 (A)	1,865	1,739
5.375%, 09/20/2022 (A)	451	390

		6,802

Total Global Bonds (Cost $2,278,111) ($ Thousands)		2,149,232

Total Investments in Securities— 94.4% (Cost $2,278,111) ($ Thousands)		$2,149,232

272	SEI Institutional Investments Trust / Annual Report / May 31, 2018

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Euro-Bund	(200)	Jun-2018	$(38,773)	$(37,853)	$(1,111)
Euro-Bund	(28)	Sep-2018	(5,260)	(5,297)	(38)
Euro-Bund	(46)	Jun-2018	(8,915)	(8,706)	(289)
Euro-Buxl 30 Year Bond	(51)	Jun-2018	(10,137)	(10,166)	(570)
JSE Bond Future R208	93	Aug-2018	760	736	(6)
JSE Bond Future R209	(160)	Aug-2018	(996)	(961)	20
Long Gilt 10-Year Bond	(31)	Sep-2018	(5,065)	(5,093)	(14)
U.S. 5-Year Treasury Note	(405)	Sep-2018	(45,927)	(46,126)	(199)
U.S. 5-Year Treasury Note	85	Sep-2018	9,619	9,681	62
U.S. 10-Year Treasury Note	220	Sep-2018	26,218	26,496	278
U.S. 10-Year Treasury Note	(128)	Sep-2018	(15,282)	(15,416)	(134)
U.S. Ultra Long Treasury Bond	(27)	Sep-2018	(4,200)	(4,307)	(107)

			$(97,958)	$(97,012)	$(2,108)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	06/01/18 - 07/03/18	USD	11,353	BRL	39,009	$(884)
Citigroup	06/04/18 - 06/21/18	USD	17,379	ARS	406,018	(1,251)
Citigroup	06/04/18	BRL	55,940	USD	16,543	1,522
Citigroup	06/05/18	USD	3,506	EUR	2,947	(65)
Citigroup	06/05/18 - 06/20/18	EUR	15,433	USD	18,505	470
Citigroup	06/07/18 - 06/20/18	USD	6,053	COP	16,989,259	(171)
Citigroup	06/08/18 - 07/09/18	USD	23,550	IDR	331,740,460	265
Citigroup	06/20/18	USD	1,098	IDR	15,212,670	(6)
Citigroup	06/08/18 - 07/20/18	USD	39,702	CLP	24,165,159	(1,429)
Citigroup	06/08/18	HUF	1,853,385	EUR	5,888	105
Citigroup	06/08/18 - 06/20/18	IDR	319,130,969	USD	22,612	(313)
Citigroup	06/13/18	ARS	48,254	USD	2,198	281
Citigroup	07/05/18	EUR	1,086	PLN	4,697	1
Citigroup	06/14/18 - 07/05/18	EUR	22,792	PLN	96,718	(489)
Citigroup	06/14/18 - 07/05/18	PLN	49,358	EUR	11,584	191
Citigroup	06/15/18 - 09/19/18	USD	43,696	THB	1,379,572	(517)
Citigroup	06/20/18	USD	6,846	PEN	22,504	23
Citigroup	06/18/18 - 06/20/18	USD	22,049	PEN	71,928	(96)
Citigroup	06/18/18 - 09/19/18	USD	29,117	TRY	112,422	(4,958)
Citigroup	06/18/18 - 07/17/18	TRY	189,416	USD	46,780	5,332
Citigroup	07/17/18	TRY	8,668	USD	1,806	(72)
Citigroup	06/19/18	CAD	6,073	USD	4,772	88
Citigroup	06/20/18	SGD	12,151	USD	9,286	196
Citigroup	06/20/18	USD	6,792	EGP	132,231	577
Citigroup	06/20/18	USD	6,827	EGP	122,140	(20)
Citigroup	06/20/18	USD	16,439	SGD	21,950	(19)
Citigroup	06/20/18	USD	17,198	KRW	18,356,720	(170)
Citigroup	06/20/18	USD	17,365	ILS	59,400	(691)
Citigroup	06/20/18 - 07/11/18	USD	17,744	PLN	62,667	(795)
Citigroup	06/20/18	PLN	21,040	USD	6,035	346

SEI Institutional Investments Trust / Annual Report / May 31, 2018	273

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	06/20/18 - 04/03/19	USD	26,897	MXN	508,571	$(1,899)
Citigroup	06/20/18 - 06/29/18	USD	28,569	CZK	601,114	(1,345)
Citigroup	06/20/18	CZK	40,560	USD	1,985	149
Citigroup	06/20/18	TWD	40,936	USD	1,409	41
Citigroup	06/20/18 - 08/20/18	ILS	77,495	USD	21,480	(298)
Citigroup	06/20/18	RON	79,388	USD	20,989	1,107
Citigroup	06/20/18	PEN	107,150	USD	32,768	65
Citigroup	06/20/18	PHP	290,357	USD	5,512	(6)
Citigroup	06/20/18 - 09/27/18	CZK	417,197	EUR	16,326	202
Citigroup	06/20/18 - 04/03/19	MXN	546,980	USD	28,659	1,414
Citigroup	06/20/18 - 06/22/18	ZAR	611,897	USD	50,219	2,004
Citigroup	06/20/18	ZAR	59,610	USD	4,694	(3)
Citigroup	06/20/18	CLP	15,529,595	USD	25,884	1,288
Citigroup	06/20/18	COP	41,358,380	USD	14,494	175
Citigroup	06/20/18	COP	2,962,080	USD	1,014	(12)
Citigroup	07/09/18	EUR	319	HUF	100,144	(6)
Citigroup	07/11/18	USD	1,543	RON	6,100	(16)
Citigroup	07/11/18	EUR	1,487	CZK	38,417	1
Citigroup	07/11/18	EUR	14,766	CZK	377,503	(169)
Citigroup	07/18/18 - 03/07/19	EUR	14,367	RON	68,940	98
Citigroup	07/18/18	EUR	8,525	RON	39,875	(2)
Citigroup	03/01/19	RON	39,875	EUR	8,360	31
Citigroup	07/18/18	RON	20,642	EUR	4,409	(3)
Citigroup	09/19/18	USD	4,762	ZAR	60,670	(38)
Goldman Sachs	06/01/18 - 08/23/18	USD	27,570	BRL	96,935	(1,628)
Goldman Sachs	06/01/18 - 09/05/18	BRL	332,601	USD	92,182	3,246
Goldman Sachs	09/05/18	BRL	23,560	USD	6,254	(17)
Goldman Sachs	06/05/18	USD	2,413	MYR	9,500	(26)
Goldman Sachs	06/05/18	USD	2,829	THB	89,400	(34)
Goldman Sachs	06/05/18	MYR	11,169	USD	2,866	60
Goldman Sachs	08/07/18	MYR	1,669	USD	418	(1)
Goldman Sachs	06/20/18	USD	5,734	SGD	7,690	18
Goldman Sachs	06/05/18 - 06/20/18	USD	15,524	SGD	20,681	(56)
Goldman Sachs	06/05/18 - 09/19/18	USD	25,285	EUR	21,446	(161)
Goldman Sachs	06/05/18 - 07/05/18	EUR	18,281	USD	22,241	881
Goldman Sachs	07/05/18 - 07/23/18	EUR	16,386	USD	19,169	(30)
Goldman Sachs	06/07/18 - 08/08/18	USD	15,082	COP	42,355,860	(418)
Goldman Sachs	06/07/18	COP	4,047,210	USD	1,451	50
Goldman Sachs	08/08/18	COP	5,817,225	USD	1,997	(14)
Goldman Sachs	06/07/18	IDR	21,903,600	USD	1,541	(34)
Goldman Sachs	06/08/18	EUR	1,770	HUF	551,674	(51)
Goldman Sachs	06/13/18 - 06/20/18	USD	16,004	RUB	1,008,778	161
Goldman Sachs	06/13/18 - 08/23/18	USD	17,490	RUB	1,012,816	(1,274)
Goldman Sachs	06/13/18 - 08/23/18	RUB	1,615,394	USD	27,617	1,762
Goldman Sachs	06/13/18	RUB	155,166	USD	2,400	(87)
Goldman Sachs	06/14/18	PLN	16,534	EUR	3,838	14
Goldman Sachs	06/18/18	USD	157	PEN	515	—
Goldman Sachs	09/19/18	USD	16,352	TRY	78,305	168
Goldman Sachs	06/18/18 - 09/19/18	USD	56,072	TRY	228,551	(6,559)
Goldman Sachs	06/18/18 - 06/20/18	TRY	174,509	USD	40,662	2,436
Goldman Sachs	06/20/18	TRY	9,257	USD	1,893	(134)
Goldman Sachs	06/20/18	USD	621	RON	2,430	(11)

274	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	06/20/18	USD	3,360	CZK	75,090	$40
Goldman Sachs	06/20/18	GBP	4,480	USD	6,217	251
Goldman Sachs	06/20/18	USD	8,159	CLP	5,067,220	(134)
Goldman Sachs	06/20/18	USD	9,183	HUF	2,341,045	(623)
Goldman Sachs	06/20/18	USD	10,262	CNY	65,410	(63)
Goldman Sachs	06/20/18 - 01/16/19	USD	10,380	EGP	192,392	18
Goldman Sachs	06/20/18 - 07/05/18	USD	12,553	IDR	174,173,990	(73)
Goldman Sachs	06/20/18	CZK	12,750	USD	626	49
Goldman Sachs	06/20/18 - 12/20/18	EUR	21,891	CZK	582,322	736
Goldman Sachs	06/20/18 - 09/19/18	USD	36,065	MXN	689,558	(1,953)
Goldman Sachs	06/20/18 - 07/09/18	USD	14,442	ZAR	183,748	25
Goldman Sachs	06/20/18 - 07/16/18	USD	24,630	ZAR	303,708	(713)
Goldman Sachs	06/20/18	THB	43,990	USD	1,371	(5)
Goldman Sachs	06/20/18	CNH	65,410	USD	10,310	105
Goldman Sachs	06/20/18	TWD	74,870	USD	2,580	79
Goldman Sachs	06/20/18	INR	98,050	USD	1,487	36
Goldman Sachs	06/20/18 - 07/16/18	ZAR	138,714	USD	11,565	645
Goldman Sachs	07/16/18	ZAR	51,627	USD	4,042	(13)
Goldman Sachs	01/16/19	EGP	99,100	USD	5,268	69
Goldman Sachs	06/20/18	EGP	376,321	USD	20,946	(27)
Goldman Sachs	06/20/18	HUF	2,146,750	EUR	6,704	(14)
Goldman Sachs	06/21/18	USD	4,634	ARS	98,912	(732)
Goldman Sachs	07/11/18 - 12/20/18	CZK	323,525	EUR	12,446	(69)
Goldman Sachs	07/18/18	EUR	3,755	RON	17,539	(7)
JPMorgan Chase Bank	06/04/18	BRL	101,551	USD	29,705	2,436
JPMorgan Chase Bank	07/03/18	BRL	54,841	USD	14,646	(41)
JPMorgan Chase Bank	06/05/18 - 06/08/18	EUR	52,386	USD	62,950	1,787
JPMorgan Chase Bank	06/08/18	EUR	489	USD	566	(6)
JPMorgan Chase Bank	07/05/18	USD	49,201	EUR	42,485	511
JPMorgan Chase Bank	06/05/18 - 06/08/18	USD	51,690	EUR	42,594	(1,965)
JPMorgan Chase Bank	06/06/18	EUR	4,001	CZK	101,436	(86)
JPMorgan Chase Bank	06/07/18	USD	4,142	IDR	58,353,846	56
JPMorgan Chase Bank	06/07/18 - 08/08/18	USD	8,701	COP	24,386,858	(263)
JPMorgan Chase Bank	06/07/18	COP	8,755,892	USD	3,057	26
JPMorgan Chase Bank	08/08/18	COP	6,088,667	USD	2,093	(12)
JPMorgan Chase Bank	06/08/18	EUR	6,631	HUF	2,076,365	(159)
JPMorgan Chase Bank	06/08/18	USD	7,431	CLP	4,650,304	(68)
JPMorgan Chase Bank	06/08/18	USD	8,394	RUB	523,779	6
JPMorgan Chase Bank	06/08/18	USD	9,427	IDR	133,907,464	204
JPMorgan Chase Bank	06/08/18 - 08/03/18	USD	10,030	ARS	217,314	(1,596)
JPMorgan Chase Bank	06/08/18	HUF	704,715	EUR	2,217	15
JPMorgan Chase Bank	07/09/18	HUF	220,103	EUR	688	—
JPMorgan Chase Bank	06/08/18	CLP	2,381,770	USD	3,818	47
JPMorgan Chase Bank	06/08/18	IDR	133,907,464	USD	9,490	(140)
JPMorgan Chase Bank	06/13/18	USD	482	THB	14,999	(13)
JPMorgan Chase Bank	06/13/18 - 07/24/18	ARS	140,940	USD	6,001	523
JPMorgan Chase Bank	06/13/18 - 07/18/18	THB	223,249	USD	7,155	167
JPMorgan Chase Bank	08/07/18	THB	44,457	USD	1,390	(3)
JPMorgan Chase Bank	06/14/18	USD	3,351	HUF	899,365	(64)
JPMorgan Chase Bank	06/14/18 - 07/05/18	EUR	8,890	PLN	37,720	(192)
JPMorgan Chase Bank	06/14/18	PLN	18,494	EUR	4,366	100
JPMorgan Chase Bank	06/14/18	HUF	899,365	USD	3,389	103

SEI Institutional Investments Trust / Annual Report / May 31, 2018	275

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	06/18/18	USD	4,828	PEN	15,689	$(39)
JPMorgan Chase Bank	06/18/18 - 07/17/18	USD	5,038	TRY	24,707	340
JPMorgan Chase Bank	06/18/18	USD	4,665	TRY	19,461	(400)
JPMorgan Chase Bank	06/18/18	TRY	20,796	USD	5,048	491
JPMorgan Chase Bank	06/18/18 - 07/17/18	TRY	19,984	USD	4,131	(225)
JPMorgan Chase Bank	06/19/18	USD	7,309	CAD	9,180	(228)
JPMorgan Chase Bank	06/20/18	USD	1,593	EGP	28,658	4
JPMorgan Chase Bank	06/20/18	USD	3,045	COP	8,585,340	(73)
JPMorgan Chase Bank	06/20/18	USD	4,942	PEN	15,950	(74)
JPMorgan Chase Bank	06/20/18	USD	5,365	THB	167,279	(132)
JPMorgan Chase Bank	06/20/18	USD	27,711	PLN	94,359	(2,194)
JPMorgan Chase Bank	06/20/18	CZK	41,469	EUR	1,626	22
JPMorgan Chase Bank	06/20/18	TWD	343,708	USD	11,751	270
JPMorgan Chase Bank	06/27/18	SGD	325	USD	243	—
JPMorgan Chase Bank	06/29/18 - 12/19/18	USD	4,335	CZK	100,909	275
JPMorgan Chase Bank	06/29/18	USD	2,151	CZK	46,895	(26)
JPMorgan Chase Bank	07/03/18 - 08/23/18	USD	9,292	BRL	34,237	(128)
JPMorgan Chase Bank	07/05/18	IDR	54,811,007	USD	3,948	24
JPMorgan Chase Bank	07/05/18	IDR	16,338,333	USD	1,167	(3)
JPMorgan Chase Bank	07/11/18	USD	3,820	RON	15,101	(39)
JPMorgan Chase Bank	07/11/18	CZK	35,000	EUR	1,361	7
JPMorgan Chase Bank	09/27/18	CZK	25,278	EUR	948	(35)
JPMorgan Chase Bank	07/16/18	USD	1,029	ZAR	12,951	(11)
JPMorgan Chase Bank	07/16/18	ZAR	91,221	USD	7,365	202
JPMorgan Chase Bank	07/31/18 - 08/06/18	USD	2,589	KZT	846,254	(27)
JPMorgan Chase Bank	08/03/18	MXN	42,331	USD	2,117	24
JPMorgan Chase Bank	08/20/18	USD	5,061	ILS	18,095	43
JPMorgan Chase Bank	08/24/18	USD	4,211	CLP	2,659,650	4
JPMorgan Chase Bank	12/19/18	EUR	10,897	CZK	288,610	294
JPMorgan Chase Bank	03/07/19	RON	20,000	EUR	4,180	3
JPMorgan Chase Bank	04/03/19	USD	3,504	MXN	66,786	(330)
Standard Bank	06/01/18	USD	18,642	BRL	62,471	(1,867)
Standard Bank	07/05/18	USD	2,790	EUR	2,408	28
Standard Bank	06/05/18	USD	3,796	EUR	3,199	(61)
Standard Bank	06/05/18 - 06/20/18	SGD	17,132	USD	13,105	292
Standard Bank	06/05/18 - 08/07/18	MYR	28,027	USD	7,114	81
Standard Bank	06/05/18 - 07/23/18	EUR	54,830	USD	66,859	2,696
Standard Bank	06/06/18	EUR	5,638	CZK	142,976	(117)
Standard Bank	06/08/18	EUR	4,150	HUF	1,299,134	(100)
Standard Bank	06/13/18	USD	658	RUB	38,142	(46)
Standard Bank	06/13/18 - 08/07/18	USD	22,560	THB	708,730	(369)
Standard Bank	06/19/18	CAD	3,107	USD	2,422	27
Standard Bank	06/20/18	USD	8,474	MYR	33,210	(145)
Standard Bank	06/20/18	TWD	141,127	USD	4,864	150
Standard Bank	06/20/18	PHP	539,234	USD	10,253	6
Standard Bank	06/20/18	INR	1,029,900	USD	15,631	393
Standard Bank	07/09/18	INR	316,800	USD	4,634	(44)
Standard Bank	06/20/18	HUF	2,409,411	USD	9,575	764
Standard Bank	06/27/18	USD	5,484	SGD	7,198	(98)
Standard Bank	07/05/18	USD	1,090	IDR	15,534,914	21
Standard Bank	07/05/18	IDR	17,987,300	USD	1,274	(14)

276	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Standard Bank	07/09/18	USD	4,823	INR	316,702	$(147)
Standard Bank	07/20/18 - 08/24/18	USD	2,651	CLP	1,582,739	(143)
Standard Bank	08/07/18	USD	322	PHP	16,700	(6)
Standard Bank	09/19/18	USD	4,316	TRY	16,304	(876)

						$(4,046)

A list of open centrally cleared swap agreements held by the Fund at May 31, 2018, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
28-Day MXN - TIIE	7.72%	Monthly	12/03/2026	MXN	16,200	$(19)	$–	$(19)
28-Day MXN - TIIE	8.16%	Monthly	12/28/2026	MXN	21,000	4	–	4
28-Day MXN - TIIE	7.92%	Monthly	01/22/2027	MXN	60,251	(35)	–	(35)
28-Day MXN - TIIE	7.61%	Monthly	03/07/2024	MXN	86,000	(80)	–	(80)
28-Day MXN - TIIE	7.35%	Monthly	10/25/2024	MXN	25,000	(42)	–	(42)
28-Day MXN - TIIE	7.76%	Monthly	02/24/2025	MXN	30,000	(21)	–	(21)
1.70%	6-Month HUF - BUBOR	Semi-Annual	01/22/2028	HUF	687,535	137	–	137
1.97%	6-Month CZK - PRIBOR	Semi-Annual	01/30/2028	CZK	20,000	(11)	–	(11)
3.06%	6-Month PLN WIBOR	Semi-Annual	05/21/2028	PLN	10,000	(61)	–	(61)
28-Day MXN - TIIE	7.51%	Monthly	04/20/2027	MXN	11,913	(23)	–	(23)
6-Month PLN - WIBOR	2.76%	Semi-Annual	07/03/2027	PLN	3,500	3	–	3
3.01%	6-Month PLN - WIBOR	Semi-Annual	10/26/2027	PLN	21,000	(87)	–	(87)
1.73%	6-Month CZK PRIBOR	Semi-Annual	03/26/2023	CZK	28,561	(4)	–	(4)
1-Day BRL BROIS (CETIP)	9.46%	Annual	01/03/2022	BRL	24,056	(54)	–	(54)
6-Month PLN - WIBOR	2.51%	Annual	01/10/2022	PLN	32,972	106	–	106
28-Day MXN - TIIE	7.71%	Monthly	01/21/2022	MXN	6,000	(3)	–	(3)
6-Month HUF - BUBOR	0.528%	Annual	02/05/2020	HUF	1,500,000	2	–	2
3-Month PLN - WIBOR	2.02%	Annual	03/12/2020	PLN	180,000	67	–	67
1-Day BRL BROIS (CETIP)	8.61%	Annual	01/04/2021	BRL	33,128	(36)	–	(36)
1-Day BRL BROIS (CETIP)	9.26%	Annual	01/02/2023	BRL	2,474	(22)	–	(22)
6-Month PLN - WIBOR	2.43%	Annual	01/11/2023	PLN	5,000	7	–	7
1.66%	6-Month CZK PRIBOR	Semi-Annual	03/13/2023	CZK	220,000	4	–	4
28-Day MXN - TIIE	7.58%	Monthly	01/28/2022	MXN	99,598	(69)	–	(69)
28-Day MXN - TIIE	6.75%	Monthly	06/23/2022	MXN	49,636	(109)	–	(109)
28-Day MXN - TIIE	6.71%	Monthly	07/07/2022	MXN	198,683	(453)	–	(453)

						$(799)	$–	$(799)

A list of open OTC swap agreements held by the Fund at May 31, 2018, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase	0.85%	6-Month HUF-BUBOR	Semi-Annual	10/10/2019	HUF	4,000,000	$(194)	$–	$(194)
Goldman Sachs	1-Day BRL - CETIP	9.73%	Annual	01/02/2020	BRL	6,161	54	–	54
JPMorgan Chase	1-Day BRL - CETIP	9.60%	Annual	01/02/2020	BRL	5,083	42	–	42
JPMorgan Chase	1-Day BRL - CETIP	9.07%	Annual	01/02/2020	BRL	11,157	65	–	65
JPMorgan Chase	1-Day BRL - CETIP	11.46%	Annual	01/02/2020	BRL	6,073	105	–	105
Goldman Sachs	6-Month HUF - BUBOR	0.52%	Annual	01/18/2020	HUF	12,000,000	17	–	17
JPMorgan Chase	0.54%	6-Month CZK - PRIBOR	Semi-Annual	02/16/2020	CZK	320,000	208	–	208
	3-Month MOSCOW PRIME
Goldman Sachs	OFFERED RATE - RUB	6.78%	Annual	02/22/2020	RUB	1,677,896	(171)	–	(171)
Goldman Sachs	3-Month RUB MOSPRIME	6.53%	Annual	03/27/2020	RUB	2,100,000	(294)	–	(294)
JPMorgan Chase	0.69%	6-Month HUF-BUBOR	Semi-Annual	04/20/2020	HUF	2,100,000	(49)	–	(49)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	277

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Debt Fund (Continued)

Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase	1.67%	6-Month THB - BKIBOR	Semi-Annual	06/04/2020	THB	372,500	$32	$–	$32
Goldman Sachs	1.65%	6-Month THB - BKIBOR	Semi-Annual	06/07/2020	THB	372,500	37	–	37
Goldman Sachs	1-Day BRL - CETIP	12.73%	Annual	01/04/2021	BRL	13,491	494	–	494
JPMorgan Chase	1-Day BRL - CETIP	8.98%	Annual	01/04/2021	BRL	16,735	19	–	19
JPMorgan Chase	1-Day BRL - CETIP	10.23%	Annual	01/04/2021	BRL	250	2	–	2
JPMorgan Chase	1-Day BRL - CETIP	10.04%	Annual	01/04/2021	BRL	9,579	81	–	81
JPMorgan Chase	1-Day BRL - CETIP	9.61%	Annual	01/04/2021	BRL	6,884	38	–	38
JPMorgan Chase	1-Day BRL - CETIP	9.28%	Annual	01/04/2021	BRL	7,587	24	–	24
JPMorgan Chase	1-Day BRL - CETIP	8.87%	Annual	01/04/2021	BRL	11,980	5	–	5
JPMorgan Chase	1-Day BRL - CETIP	8.66%	Annual	01/04/2021	BRL	4,925	(5)	–	(5)
Goldman Sachs	28-Day MXN - TIIE	5.37%	Monthly	03/17/2021	MXN	62,000	(214)	–	(214)
JPMorgan Chase	1.38%	6-Month HUF - BUBOR	Semi-Annual	06/17/2021	HUF	875,267	(103)	–	(103)
JPMorgan Chase	6-Month PLN - WIBOR	2.42%	Annual	12/12/2021	PLN	5,000	16	–	16
Citibank	6-Month PLN - WIBOR	2.43%	Annual	12/14/2021	PLN	15,500	53	–	53
Goldman Sachs	1.27%	6-Month HUF - BUBOR	Semi-Annual	01/10/2022	HUF	2,251,935	(147)	–	(147)
JPMorgan Chase	0.73%	6-Month CZK - PRIBOR	Semi-Annual	02/10/2022	CZK	36,500	54	–	54
Goldman Sachs	0.87%	6-Month CZK - PRIBOR	Semi-Annual	03/09/2022	CZK	35,000	43	–	43
JPMorgan Chase	1.30%	6-Month HUF - BUBOR	Semi-Annual	04/06/2022	HUF	400,000	(22)	–	(22)
	1-Day-CLP - Sinacofi Chile
JPMorgan Chase	Interbank Rate Avg	3.43%	Semi-Annual	05/10/2022	CLP	933,434	(4)	–	(4)
JPMorgan Chase	0.96%	6-Month CZK - PRIBOR	Semi-Annual	05/17/2022	CZK	63,920	74	–	74
	1-Day-CLP - Sinacofi Chile
JPMorgan Chase	Interbank Rate Avg	3.41%	Semi-Annual	07/11/2022	CLP	1,400,000	(10)	–	(10)
	1-Day COP - COLUMBIA IBR
Goldman Sachs	Overnight Interbank	5.44%	Quarterly	09/07/2022	COP	3,265,247	(6)	–	(6)
Citibank	1.17%	6-Month CZK - PRIBOR	Semi-Annual	09/08/2022	CZK	42,855	27	–	27
Goldman Sachs	28-Day MXN - TIIE	5.90%	Monthly	09/12/2022	MXN	99,662	(384)	–	(384)
Goldman Sachs	6-Month HUF - BUBOR	0.84%	Annual	09/21/2022	HUF	2,000,000	(39)	–	(39)
	1-Day COP - COLUMBIA IBR
JPMorgan Chase	Overnight Interbank	5.38%	Quarterly	09/25/2022	COP	13,691,742	17	–	17
	1-Day-CLP - Sinacofi Chile
Goldman Sachs	Interbank Rate Avg	3.45%	Semi-Annual	10/25/2022	CLP	2,411,831	(21)	–	(21)
Goldman Sachs	3-Month KRW - KWCDC	2.16%	Quarterly	11/09/2022	KRW	–	(3)	–	(3)
Standard Bank	3-Month KRW - KWCDC	2.14%	Quarterly	11/09/2022	KRW	–	(3)	–	(3)
Goldman Sachs	1-Day BRL - CETIP	11.99%	Annual	01/02/2023	BRL	3,000	69	–	69
Goldman Sachs	1-Year BRL-CDI	10.89%	Quarterly	01/03/2023	BRL	6,139	38	–	38
Goldman Sachs	7D CNY CNRR007	3.63%	Quarterly	05/03/2023	CNY	32,500	20	–	20
JPMorgan Chase	7D CNY CNRR007	3.64%	Quarterly	05/03/2023	CNY	32,500	21	–	21
JPMorgan Chase	6-Month THB - BKIBOR	2.08%	Semi-Annual	06/04/2023	THB	155,000	(55)	–	(55)
Goldman Sachs	6-Month THB - BKIBOR	2.06%	Semi-Annual	06/07/2023	THB	155,000	(60)	–	(60)
Goldman Sachs	28-Day MXN - TIIE	6.36%	Monthly	05/21/2025	MXN	29,801	(136)	–	(136)
Goldman Sachs	28-Day MXN - TIIE	6.21%	Monthly	12/08/2025	MXN	21,174	(114)	–	(114)
Goldman Sachs	28-Day MXN - TIIE	6.17%	Monthly	03/05/2026	MXN	63,199	(357)	–	(357)
JPMorgan Chase	28-Day MXN - TIIE	6.13%	Monthly	06/18/2026	MXN	47,000	(277)	–	(277)
Goldman Sachs	28-Day MXN - TIIE	6.38%	Monthly	09/16/2026	MXN	35,000	(186)	–	(186)
	1-Day-CLP - Sinacofi Chile
JPMorgan Chase	Interbank Rate Avg	4.06%	Semi-Annual	06/02/2027	CLP	1,283,987	(9)	–	(9)
Goldman Sachs	1.18%	6-Month CZK - PRIBOR	Semi-Annual	06/30/2027	CZK	100,000	229	–	229
Goldman Sachs	8.02%	3-Month ZAR - JIBAR	Quarterly	05/18/2028	ZAR	82,000	(26)	–	(26)

							$(1,005)	$–	$(1,005)

278	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Credit Default Swap
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase	Argentina Republic Of Government	Sell	5.00%	Quarterly	06/20/2023	$(2,769)	$147	$231	$(84)

       Percentages are based on Net Assets of $2,277,309 ($ Thousands).

*	Non-income producing security.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $319,947 ($ Thousands), representing 14.0% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(C)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2018. The coupon on a step bond changes on a specified date.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based changes in current interest rates and prepayments on the underlying pool of assets.
(E)	Level 3 security in accordance with fair value hierarchy.
(F)	Security is in default on interest payment.
(G)	Securities considered illiquid. The total value of such securities as of May 31, 2018 was $336 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.
(H)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.

ARS — Argentine Peso

BKIBOR — Bangkok Interbank Offered Rate

BROIS — Overnight Brazil CETIP Interbank Deposit

BRL — Brazilian Real

BUBOR — Budapest Interbank Offered Rate

CAD — Canadian Dollar

CETIP — Central of Custody and Financial Settlement of Securities

CJSC — Closed Joint-Stock Company

CLP — Chilean Peso

CNH — Chinese Yuan Offshore

CNY — Chinese Yuan Onshore

COP — Colombian Peso

CZK — Czech Koruna

EGP — Egyptian Pound

EUR — Euro

GBP — British Pound Sterling

HUF — Hungarian Forint

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

ILS — Israeli New Sheckels

JIBAR — Johannesburg Interbank Average Rate

JSC — Joint-Stock Company

KRW — Korean Won

KZT — Kazakhstan Tenge

LKR — Sri Lanka Rupee

LLC — Limited Liability Company

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

OMO — Open Market Operation

PEN — Peruvian Nuevo Sol

PHP— Philippine Peso

PLN — Polish Zloty

PRIBOR — Prague Interbank Offered Rate

RON — Romanian Leu

RUB — Russian Ruble

SGD — Singapore Dollar

Ser — Series

THB — Thai Bhat

TIIE — Interbank Equilibrium Interest Rate

TRY — Turkish Lira

TWD — Taiwan Dollar

USD — United States Dollar

VAR — Variable Rate

WIBOR — Warsaw Interbank Offered Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3†	Total
Global Bonds	$–	$2,148,896	$336	$2,149,232

Total Investments in Securities	$–	$2,148,896	$336	$2,149,232

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$360	$—	$—	$360
Unrealized Depreciation	(2,468)	—	—	(2,468)
Forwards Contracts *
Unrealized Appreciation	—	39,263	—	39,263
Unrealized Depreciation	—	(43,309)	—	(43,309)
OTC Swaps
Credit Default Swaps *
Unrealized Depreciation	—	(84)	—	(84)
Interest Rate Swaps *
Unrealized Appreciation	—	1,884	—	1,884
Unrealized Depreciation	—	(2,889)	—	(2,889)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	330	—	330
Unrealized Depreciation	—	(1,129)	—	(1,129)

Total Other Financial Instruments	$(2,108)	$(5,934)	$—	$(8,042)

† A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	279

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Debt Fund (Concluded)

For more information on valuation inputs, see Note2 – significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

280	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Real Return Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 98.6%
U.S Treasury Inflaion-Protected securities
1.875%, 07/15/2019	$6,576	$6,710
1.375%, 01/15/2020	7,988	8,114
1.250%, 07/15/2020	12,322	12,577
1.125%, 01/15/2021	14,108	14,346
0.625%, 07/15/2021	14,983	15,084
0.625%, 04/15/2023	6,324	6,328
0.125%, 04/15/2020	20,631	20,467
0.125%, 04/15/2021	17,924	17,690
0.125%, 01/15/2022	16,539	16,292
0.125%, 04/15/2022	17,465	17,146
0.125%, 07/15/2022	17,059	16,821
0.125%, 01/15/2023	17,142	16,797

Total U.S. Treasury Obligations (Cost $170,109) ($ Thousands)		168,372

Total Investments in Securities— 98.6% (Cost $170,109) ($ Thousands)		$168,372

Percentages are based on Net Assets of $170,843 ($ Thousands).

As of May 31, 2018, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation input, see Note 2 – Significant Accounting policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	281

SCHEDULE OF INVESTMENTS

May 31, 2018

Limited Duration Bond Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 42.2%
Consumer Discretionary — 4.4%
Alimentation Couche-Tard
2.589%, VAR ICE LIBOR USD 3 Month+0.500%, 12/13/2019 (A)	$3,020	$3,023
2.350%, 12/13/2019 (A)	1,000	990
BMW US Capital LLC
2.749%, VAR ICE LIBOR USD 3 Month+0.410%, 04/12/2021 (A)	6,470	6,492
CVS Health
2.250%, 12/05/2018	2,550	2,545
Daimler Finance North America LLC
3.350%, 05/04/2021 (A)	9,240	9,255
3.061%, VAR ICE LIBOR USD 3 Month+0.740%, 07/05/2019 (A)	4,000	4,027
1.500%, 07/05/2019 (A)	750	740
Discovery Communications LLC
2.750%, 11/15/2019 (A)	600	598
2.200%, 09/20/2019	2,595	2,569
Dollar Tree
3.055%, VAR ICE LIBOR USD 3 Month+0.700%, 04/17/2020	5,855	5,873
Ford Motor Credit LLC
3.331%, VAR ICE LIBOR USD 3 Month+1.000%, 01/09/2020	4,120	4,152
2.835%, VAR ICE LIBOR USD 3 Month+0.810%, 04/05/2021	2,500	2,512
General Motors Financial
3.272%, VAR ICE LIBOR USD 3 Month+0.930%, 04/13/2020	4,120	4,151
3.150%, 01/15/2020	750	750
2.400%, 05/09/2019	500	498
Historic Time Warner
6.875%, 06/15/2018	3,846	3,851
McDonald’s MTN
2.100%, 12/07/2018	1,000	998

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Newell Brands
2.600%, 03/29/2019	$1,000	$997
Nissan Motor Acceptance MTN
2.922%, VAR ICE LIBOR USD 3 Month+0.580%, 01/13/2020 (A)	5,805	5,833
Time Warner Cable
6.750%, 07/01/2018	1,250	1,254

		61,108

Consumer Staples — 2.3%
Altria Group
9.700%, 11/10/2018	920	947
Anheuser-Busch InBev Finance
2.650%, 02/01/2021	6,120	6,063
Anheuser-Busch InBev Worldwide
6.875%, 11/15/2019	1,000	1,057
BAT Capital
2.945%, VAR ICE LIBOR USD 3 Month+0.590%, 08/14/2020 (A)	10,000	10,036
Baxalta
3.028%, VAR ICE LIBOR USD 3 Month+0.780%, 06/22/2018	710	710
Bayer US Finance LLC
2.375%, 10/08/2019 (A)	850	844
Beam Suntory
1.750%, 06/15/2018	800	800
Campbell Soup
3.300%, 03/15/2021	625	623
Conagra Brands
2.831%, VAR ICE LIBOR USD 3 Month+0.500%, 10/09/2020	1,100	1,099
Constellation Brands
2.000%, 11/07/2019	1,000	988
Danone
1.691%, 10/30/2019 (A)	1,000	983
Fresenius Medical Care US Finance II
5.625%, 07/31/2019 (A)	1,000	1,027
Kraft Heinz Foods
5.375%, 02/10/2020	1,100	1,145
Molson Coors Brewing
2.250%, 03/15/2020	750	737
Mondelez International Holdings Netherlands
1.625%, 10/28/2019 (A)	1,200	1,181
Reynolds American
2.300%, 06/12/2018	1,142	1,142
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/2019	1,000	986
Tyson Foods
2.650%, 08/15/2019	785	783

282	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Walgreens Boots Alliance
2.700%, 11/18/2019	$900	$899

		32,050

Energy – 0.6%
BP Capital Markets
2.916%, VAR ICE LIBOR USD 3 Month+0.630%, 09/26/2018	2,790	2,795
Petroleos Mexicanos
5.500%, 01/21/2021	4,945	5,077
Regency Energy Partners
5.875%, 03/01/2022	250	266
Williams Partners
3.600%, 03/15/2022	250	249

		8,387

Financials – 23.4%
American Campus Communities Operating Partnership
3.350%, 10/01/2020	1,500	1,501
American Express Credit MTN
2.700%, 03/03/2022	4,050	3,973
1.875%, 11/05/2018	1,500	1,496
American Honda Finance MTN
3.154%, VAR ICE LIBOR USD 3 Month+0.825%, 02/22/2019	1,000	1,006
Athene Global Funding
2.750%, 04/20/2020 (A)	7,535	7,449
Bank of America
7.625%, 06/01/2019	750	785
6.875%, 11/15/2018	1,000	1,019
6.500%, 07/15/2018	1,000	1,004
2.738%, VAR ICE LIBOR USD 3 Month+0.370%, 01/23/2022	1,455	1,436
Bank of America MTN
2.369%, VAR ICE LIBOR USD 3 Month+0.660%, 07/21/2021	1,515	1,488
2.328%, VAR ICE LIBOR USD 3 Month+0.630%, 10/01/2021	11,335	11,108
Bank of Montreal
1.750%, 06/15/2021 (A)	23,925	23,057
Bank of Montreal MTN
2.802%, VAR ICE LIBOR USD 3 Month+0.460%, 04/13/2021	5,130	5,143
Bank of New York Mellon MTN
2.300%, 09/11/2019	1,500	1,493
Bank of Nova Scotia
2.125%, 09/11/2019	5,245	5,212
1.875%, 04/26/2021	3,325	3,222
Barclays Bank
2.797%, VAR ICE LIBOR USD 3 Month+0.460%, 01/11/2021	5,585	5,588

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Berkshire Hathaway Finance
2.587%, VAR ICE LIBOR USD 3 Month+0.250%, 01/11/2019	$2,465	$2,469
Canadian Imperial Bank of Commerce
2.678%, VAR ICE LIBOR USD 3 Month+0.315%, 02/02/2021	5,355	5,357
2.100%, 10/05/2020	7,360	7,200
1.600%, 09/06/2019	7,400	7,288
Capital One Financial
3.450%, 04/30/2021	8,155	8,160
2.500%, 05/12/2020	4,630	4,573
Citibank
3.050%, 05/01/2020	1,610	1,614
2.571%, VAR ICE LIBOR USD 3 Month+0.500%, 06/12/2020	1,900	1,908
Citigroup
8.500%, 05/22/2019	1,000	1,053
2.900%, 12/08/2021	9,200	9,049
2.500%, 07/29/2019	1,000	998
2.050%, 12/07/2018	2,600	2,594
Citizens Bank
3.700%, 03/29/2023	5,820	5,847
Cooperatieve Rabobank UA
3.125%, 04/26/2021	3,600	3,593
Credit Suisse NY
3.000%, 10/29/2021	4,429	4,389
Discover Bank
2.600%, 11/13/2018	1,000	1,000
Goldman Sachs Group
5.250%, 07/27/2021	9,980	10,536
2.550%, 10/23/2019	3,500	3,487
HSBC Holdings
2.926%, VAR ICE LIBOR USD 3 Month+0.600%, 05/18/2021	7,620	7,629
JPMorgan Chase
6.300%, 04/23/2019	3,500	3,609
2.980%, VAR ICE LIBOR USD 3 Month+0.680%, 06/01/2021	8,850	8,899
2.550%, 03/01/2021	6,150	6,046
JPMorgan Chase Bank
3.086%, VAR ICE LIBOR USD 3 Month+0.350%, 04/26/2021	735	735
2.605%, VAR ICE LIBOR USD 3 Month+0.250%, 02/13/2020	1,695	1,696
2.604%, VAR ICE LIBOR USD 3 Month+0.280%, 02/01/2021	2,085	2,072
KeyBank
1.600%, 08/22/2019	9,200	9,071
Lloyds Bank
3.300%, 05/07/2021	5,110	5,106
Macquarie Bank MTN
2.600%, 06/24/2019 (A)	650	649

SEI Institutional Investments Trust / Annual Report / May 31, 2018	283

SCHEDULE OF INVESTMENTS

May 31, 2018

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
MassMutual Global Funding II
1.550%, 10/11/2019 (A)	$4,200	$4,137
Morgan Stanley
5.750%, 01/25/2021	6,943	7,376
Morgan Stanley MTN
7.300%, 05/13/2019	1,500	1,562
5.625%, 09/23/2019	1,000	1,035
2.903%, VAR ICE LIBOR USD 3 Month+0.550%, 02/10/2021	2,000	2,005
2.625%, 11/17/2021	7,180	7,009
New York Life Global Funding
1.950%, 09/28/2020 (A)	9,950	9,734
1.550%, 11/02/2018 (A)	4,540	4,524
New York Life Global Funding MTN
2.000%, 04/13/2021 (A)	1,000	971
PNC Bank
2.612%, VAR ICE LIBOR USD 3 Month+0.250%, 01/22/2021	2,155	2,154
1.950%, 03/04/2019	2,000	1,991
1.800%, 11/05/2018	1,500	1,496
Pricoa Global Funding
1.450%, 09/13/2019 (A)	1,000	983
Protective Life Global Funding
1.555%, 09/13/2019 (A)	7,330	7,211
Royal Bank of Canada
2.100%, 10/14/2020	10,100	9,910
1.875%, 02/05/2020	13,355	13,161
Santander UK
3.400%, 06/01/2021	585	584
2.350%, 09/10/2019	1,500	1,492
Sumitomo Mitsui Banking MTN
3.295%, VAR ICE LIBOR USD 3 Month+0.940%, 01/18/2019	1,500	1,508
SunTrust Banks
2.900%, 03/03/2021	4,995	4,952
Toronto-Dominion Bank
2.250%, 09/25/2019 (A)	6,420	6,382
UBS
2.639%, VAR ICE LIBOR USD 3 Month+0.320%, 05/28/2019 (A)	1,500	1,502
2.627%, VAR ICE LIBOR USD 3 Month+0.580%, 06/08/2020 (A)	8,000	8,030
US Bank
3.150%, 04/26/2021	6,500	6,521
VEREIT Operating Partnership
3.000%, 02/06/2019	625	625
WEA Finance LLC
2.700%, 09/17/2019 (A)	1,145	1,140
Wells Fargo MTN
3.500%, 03/08/2022	4,461	4,470
2.150%, 01/30/2020	2,000	1,974

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wells Fargo Bank
2.658%, VAR ICE LIBOR USD 3 Month+0.310%, 01/15/2021	$5,500	$5,497
2.400%, 01/15/2020	5,040	5,002

		327,545

Health Care – 4.1%
Abbott Laboratories
2.350%, 11/22/2019	630	627
AbbVie
2.300%, 05/14/2021	735	717
Allergan Sales LLC
5.000%, 12/15/2021 (A)	500	519
Amgen
2.673%, VAR ICE LIBOR USD 3 Month+0.320%, 05/10/2019	2,078	2,083
Anthem
2.300%, 07/15/2018	1,214	1,214
Baxalta
2.000%, 06/22/2018	7,240	7,238
Becton Dickinson
2.675%, 12/15/2019	1,000	995
Boston Scientific
6.000%, 01/15/2020	750	783
Catholic Health Initiatives
2.600%, 08/01/2018	2,185	2,186
Celgene
2.750%, 02/15/2023	1,400	1,342
Cigna
4.500%, 03/15/2021	850	877
CVS Health
2.777%, VAR ICE LIBOR USD 3 Month+0.720%, 03/09/2021	4,875	4,907
Dignity Health
2.637%, 11/01/2019	7,859	7,821
Gilead Sciences
2.452%, VAR ICE LIBOR USD 3 Month+0.250%, 09/20/2019	7,900	7,911
HCA
3.750%, 03/15/2019	300	301
Humana
2.500%, 12/15/2020	855	842
Mylan
2.500%, 06/07/2019	3,295	3,274
Sutter Health
2.286%, 08/15/2053	1,000	980
Teva Pharmaceuticals
1.700%, 07/19/2019	8,315	8,125
UnitedHealth Group
2.875%, 12/15/2021	3,235	3,211
Universal Health Services
3.750%, 08/01/2019 (A)	750	750

284	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Zimmer Biomet Holdings
2.700%, 04/01/2020	$750	$744

		57,447

Industrials — 2.0%
AerCap Ireland Capital DAC
3.750%, 05/15/2019	500	504
Air Lease
2.125%, 01/15/2020	825	811
America West Airlines, Pass-Through Trust, Ser 1999-1
7.930%, 01/02/2019	192	198
BAE Systems Holdings
6.375%, 06/01/2019 (A)	800	827
Caterpillar Financial Services MTN
2.900%, 03/15/2021	3,655	3,642
GE Capital International Funding Unlimited Co
2.342%, 11/15/2020	3,857	3,777
General Dynamics
2.875%, 05/11/2020	8,035	8,032
General Electric MTN
2.200%, 01/09/2020	1,000	991
International Lease Finance
7.125%, 09/01/2018 (A)	800	808
John Deere Capital MTN
1.950%, 12/13/2018	6,059	6,050
L3 Technologies
5.200%, 10/15/2019	700	722
Lockheed Martin
1.850%, 11/23/2018	1,000	996
Siemens Financieringsmaatschappij
1.300%, 09/13/2019 (A)	1,000	983

		28,341

Information Technology — 0.6%
Analog Devices
2.850%, 03/12/2020	625	624
Apple
3.150%, VAR ICE LIBOR USD 3 Month+0.820%, 02/22/2019	1,500	1,508
Broadcom
2.375%, 01/15/2020	750	741
Dell International LLC
3.480%, 06/01/2019 (A)	750	753
Hewlett Packard Enterprise
4.251%, VAR ICE LIBOR USD 3 Month+1.930%, 10/05/2018	3,835	3,857
QUALCOMM
2.250%, 05/20/2020	750	740

		8,223

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Materials — 0.4%
Bemis
6.800%, 08/01/2019	$1,000	$1,044
Dow Chemical
8.550%, 05/15/2019	1,000	1,053
Georgia-Pacific LLC
2.539%, 11/15/2019 (A)	1,250	1,244
Monsanto
1.850%, 11/15/2018	856	853
WestRock MWV LLC
7.375%, 09/01/2019	1,050	1,105

		5,299

Real Estate — 0.6%
Alexandria Real Estate Equities
2.750%, 01/15/2020	1,000	994
American Tower
3.400%, 02/15/2019	1,000	1,004
Boston Properties
5.875%, 10/15/2019	1,000	1,033
Digital Realty Trust
5.875%, 02/01/2020	550	571
Duke Realty
3.875%, 02/15/2021	700	710
HCP
3.750%, 02/01/2019	950	953
2.625%, 02/01/2020	500	495
Reckson Operating Partnership
7.750%, 03/15/2020	1,000	1,076
Ventas Realty
2.700%, 04/01/2020	1,000	991
Welltower
4.125%, 04/01/2019	954	961

		8,788

Telecommunication Services — 1.5%
AT&T
5.000%, 03/01/2021	4,020	4,198
3.232%, VAR ICE LIBOR USD 3 Month+0.930%, 06/30/2020	3,950	3,992
Sprint Spectrum LLC
3.360%, 09/20/2021 (A)	525	521
Verizon Communications
2.879%, VAR ICE LIBOR USD 3 Month+0.550%, 05/22/2020	9,021	9,071
1.750%, 08/15/2021	3,375	3,225

		21,007

Utilities — 2.3%
DTE Energy
2.400%, 12/01/2019	1,000	990

SEI Institutional Investments Trust / Annual Report / May 31, 2018	285

SCHEDULE OF INVESTMENTS

May 31, 2018

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Duke Energy Florida LLC
2.100%, 12/15/2019	$1,313	$1,306
Entergy Texas
7.125%, 02/01/2019	750	771
Jersey Central Power & Light
7.350%, 02/01/2019	1,620	1,664
LG&E & KU Energy LLC
3.750%, 11/15/2020	1,000	1,013
NextEra Energy Capital Holdings
1.649%, 09/01/2018	4,560	4,549
Oncor Electric Delivery LLC
5.750%, 09/30/2020	500	527
PSEG Power LLC
2.450%, 11/15/2018	3,280	3,280
Sempra Energy
6.150%, 06/15/2018	4,000	4,004
2.598%, VAR ICE LIBOR USD 3 Month+0.250%, 07/15/2019	7,635	7,638
Southern Power
1.500%, 06/01/2018	5,900	5,900

		31,642

Total Corporate Obligations (Cost $593,542) ($ Thousands)		589,837

U.S. TREASURY OBLIGATIONS — 27.6%
U.S. Treasury Bills
1.650%, 06/14/2018 (B)(C)	177	177
U.S. Treasury Inflation-Protected Securities
0.125%, 04/15/2020	9,484	9,409
0.125%, 01/15/2022	19,152	18,866
0.125%, 01/15/2023	10,271	10,064
U.S. Treasury Notes
2.750%, 04/30/2023	65,810	66,059
2.750%, 05/31/2023	26,390	26,495
2.500%, 05/31/2020	19,225	19,258
2.375%, 04/30/2020	11,685	11,677
2.375%, 04/15/2021	19,135	19,056
2.250%, 03/31/2020	5,865	5,849
2.125%, 08/31/2020	36,570	36,301
1.750%, 09/30/2022	30,250	29,148
1.375%, 06/30/2018	24,285	24,278
1.250%, 03/31/2021	29,360	28,343
1.125%, 12/31/2019	46,660	45,767
1.125%, 04/30/2020	20,850	20,352
1.125%, 07/31/2021	15,535	14,858

Total U.S. Treasury Obligations (Cost $388,566) ($ Thousands)		385,957

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 13.1%
Agency Mortgage-Backed Obligations — 7.1%
FHLMC
5.000%, 06/01/2019	$16	$16
FHLMC ARM
2.259%, VAR ICE LIBOR USD 12 Month+1.653%, 03/01/2037	124	129
FHLMC CMO, Ser 2004-2761, Cl FT
2.269%, VAR LIBOR USD 1 Month+0.350%, 12/15/2033	767	770
FHLMC CMO, Ser 2005-2922, Cl FE
2.169%, VAR LIBOR USD 1 Month+0.250%, 02/15/2035	1,403	1,402
FHLMC CMO, Ser 2005-2990, Cl LK
2.289%, VAR LIBOR USD 1 Month+0.370%, 10/15/2034	2,309	2,305
FHLMC CMO, Ser 2005-3066, Cl PF
2.219%, VAR LIBOR USD 1 Month+0.300%, 04/15/2035	1,845	1,849
FHLMC CMO, Ser 2006-3102, Cl FB
2.219%, VAR LIBOR USD 1 Month+0.300%, 01/15/2036	1,335	1,336
FHLMC CMO, Ser 2006-3136, Cl KF
2.219%, VAR LIBOR USD 1 Month+0.300%, 04/15/2036	1,250	1,253
FHLMC CMO, Ser 2008-3419, Cl FA
2.489%, VAR LIBOR USD 1 Month+0.570%, 08/15/2037	908	910
FHLMC CMO, Ser 2009-3616, Cl FG
2.569%, VAR LIBOR USD 1 Month+0.650%, 03/15/2032	847	854
FHLMC CMO, Ser 2010-3747, Cl PA
4.000%, 04/15/2038	177	179
FHLMC CMO, Ser 2010-3762, Cl FP
2.369%, VAR LIBOR USD 1 Month+0.450%, 03/15/2040	288	289
FHLMC CMO, Ser 2011-3820, Cl GJ
3.500%, 12/15/2039	482	487
FHLMC CMO, Ser 2011-3867, Cl FN
2.269%, VAR LIBOR USD 1 Month+0.350%, 04/15/2040	431	432
FHLMC CMO, Ser 2011-3895, Cl FM
2.269%, VAR LIBOR USD 1 Month+0.350%, 12/15/2040	1,593	1,600
FHLMC CMO, Ser 2011-3940, Cl PF
2.269%, VAR LIBOR USD 1 Month+0.350%, 05/15/2040	2,229	2,232
FHLMC CMO, Ser 2011-3946, Cl FG
2.269%, VAR LIBOR USD 1 Month+0.350%, 10/15/2039	315	316
FHLMC CMO, Ser 2011-3960, Cl JF
2.369%, VAR LIBOR USD 1 Month+0.450%, 04/15/2041	946	949

286	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2011-3964, Cl QA
3.000%, 11/15/2026	$186	$186
FHLMC CMO, Ser 2012-4048, Cl GF
2.269%, VAR LIBOR USD 1 Month+0.350%, 10/15/2040	668	658
FHLMC CMO, Ser 2012-4094, Cl BF
2.319%, VAR LIBOR USD 1 Month+0.400%, 08/15/2032	1,328	1,335
FHLMC CMO, Ser 2012-4095, Cl FB
2.319%, VAR LIBOR USD 1 Month+0.400%, 04/15/2039	594	596
FHLMC CMO, Ser 2012-4102, Cl LF
2.169%, VAR LIBOR USD 1 Month+0.250%, 01/15/2040	476	475
FHLMC Multifamily Structured Pass-Through Certificates, Ser K003, Cl A5
5.085%, 03/25/2019	2,100	2,125
FHLMC Multifamily Structured Pass-Through Certificates, Ser K003, Cl A4
5.053%, 01/25/2019	1,659	1,670
FHLMC Multifamily Structured Pass-Through Certificates, Ser K005, Cl A2
4.317%, 11/25/2019	2,250	2,293
FHLMC Multifamily Structured Pass-Through Certificates, Ser K729, Cl A1
2.951%, 02/25/2024	2,089	2,093
FHLMC Multifamily Structured Pass-Through Certificates, Ser K730, Cl A1
3.452%, 09/24/2024	996	1,015
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF08, Cl A
2.209%, VAR LIBOR USD 1 Month+0.300%, 01/25/2022	1,221	1,223
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF09, Cl A
2.289%, VAR LIBOR USD 1 Month+0.380%, 05/25/2022	1,487	1,489
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF10, Cl A
2.289%, VAR LIBOR USD 1 Month+0.380%, 07/25/2022	1,468	1,472
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF34, Cl A
2.269%, VAR LIBOR USD 1 Month+0.360%, 08/25/2024	810	812
FHLMC Multifamily Structured Pass-Through Certificates, Ser KGRP, Cl A
2.263%, VAR LIBOR USD 1 Month+0.380%, 04/25/2020	1,638	1,641
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ03, Cl A1
1.669%, 01/25/2021	1,792	1,748

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser KP04, Cl AG1
2.129%, VAR LIBOR USD 1 Month+0.220%, 07/25/2020	$2,045	$2,046
FHLMC Multifamily Structured Pass-Through Certificates, Ser Q004, Cl AFL
2.206%, VAR 12 Month Treas Avg+0.740%, 10/25/2021	1,792	1,793
FNMA
6.000%, 02/01/2023	1,482	1,549
5.000%, 05/01/2019	63	64
4.500%, 05/01/2024	790	823
4.380%, 04/01/2021	600	620
4.360%, 01/01/2020	2,460	2,517
4.330%, 04/01/2021	740	766
3.850%, 01/01/2021	1,960	2,007
3.270%, 10/01/2020	1,003	1,012
3.000%, 01/01/2027	1,066	1,070
FNMA ARM
1.910%, VAR ICE LIBOR USD 1 Month+0.240%, 10/01/2019	2,980	2,979
FNMA CMO, Ser 2004-100, Cl FA
2.160%, VAR LIBOR USD 1 Month+0.200%, 01/25/2035	2,602	2,597
FNMA CMO, Ser 2004-94, Cl HF
2.260%, VAR LIBOR USD 1 Month+0.300%, 10/25/2034	635	637
FNMA CMO, Ser 2005-45, Cl PF
2.210%, VAR LIBOR USD 1 Month+0.250%, 10/25/2034	1,918	1,918
FNMA CMO, Ser 2005-83, Cl FP
2.290%, VAR LIBOR USD 1 Month+0.330%, 10/25/2035	1,519	1,515
FNMA CMO, Ser 2006-31, Cl FP
2.260%, VAR LIBOR USD 1 Month+0.300%, 05/25/2036	291	291
FNMA CMO, Ser 2006-56, Cl FE
2.390%, VAR LIBOR USD 1 Month+0.430%, 07/25/2036	1,279	1,285
FNMA CMO, Ser 2007-98, Cl FD
2.410%, VAR LIBOR USD 1 Month+0.450%, 06/25/2037	640	643
FNMA CMO, Ser 2008-18, Cl HD
4.000%, 12/25/2018	1	1
FNMA CMO, Ser 2008-24, Cl PF
2.610%, VAR LIBOR USD 1 Month+0.650%, 02/25/2038	486	488
FNMA CMO, Ser 2010-35, Cl EF
2.510%, VAR LIBOR USD 1 Month+0.550%, 04/25/2040	2,044	2,054
FNMA CMO, Ser 2010-43, Cl VF
2.510%, VAR LIBOR USD 1 Month+0.550%, 05/25/2040	1,025	1,034

SEI Institutional Investments Trust / Annual Report / May 31, 2018	287

SCHEDULE OF INVESTMENTS

May 31, 2018

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2011-124, Cl DF
2.410%, VAR LIBOR USD 1 Month+0.450%, 08/25/2040	$1,769	$1,776
FNMA CMO, Ser 2011-23, Cl AB
2.750%, 06/25/2020	11	11
FNMA CMO, Ser 2011-24, Cl PC
4.000%, 10/25/2039	1,476	1,501
FNMA CMO, Ser 2012-111, Cl NF
2.310%, VAR LIBOR USD 1 Month+0.350%, 05/25/2042	1,686	1,685
FNMA CMO, Ser 2012-137, Cl CF
2.260%, VAR LIBOR USD 1 Month+0.300%, 08/25/2041	1,222	1,218
FNMA CMO, Ser 2012-54, Cl CF
2.660%, VAR LIBOR USD 1 Month+0.700%, 05/25/2042	755	776
FNMA CMO, Ser 2012-93, Cl GF
2.210%, VAR LIBOR USD 1 Month+0.250%, 07/25/2040	361	361
FNMA CMO, Ser 2016-48, Cl UF
2.360%, VAR LIBOR USD 1 Month+0.400%, 08/25/2046	554	557
FNMA, Ser 2010-M7, Cl A2
3.655%, 11/25/2020	929	941
FNMA, Ser 2013-M14, Cl FA
2.310%, VAR LIBOR USD 1 Month+0.350%, 08/25/2018	535	535
FNMA, Ser 2014-M2, Cl ASV2
2.777%, 06/25/2021 (D)	1,367	1,362
FNMA, Ser 2017-M11, Cl FA
2.364%, VAR LIBOR USD 1 Month+0.470%, 09/25/2024	1,813	1,818
FNMA, Ser M2, Cl AV1
1.470%, 01/25/2023	1,039	1,009
FNMA, Ser M6, Cl 2A
2.490%, 03/25/2023 (D)	6,070	5,960
FRESB Mortgage Trust, Ser 2017-SB42, Cl AG2
2.109%, VAR LIBOR USD 1 Month+0.000%, 10/25/2019	2,045	2,045
GNMA ARM
3.125%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 10/20/2042	465	477
3.000%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 02/20/2041	312	321
2.000%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 01/20/2042	867	891
GNMA CMO, Ser 2007-1, Cl F
2.248%, VAR LIBOR USD 1 Month+0.300%, 01/20/2037	929	930

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2010-162, Cl PQ
4.500%, 06/16/2039	$55	$56
GNMA CMO, Ser 2010-98, Cl QF
2.348%, VAR LIBOR USD 1 Month+0.400%, 01/20/2040	2,333	2,343
GNMA CMO, Ser 2011-151, Cl BF
2.298%, VAR LIBOR USD 1 Month+0.350%, 04/20/2041	933	939
GNMA CMO, Ser 2012-31, Cl QJ
3.000%, 12/20/2039	59	59
GNMA CMO, Ser 2012-77, Cl FM
2.604%, VAR LIBOR USD 1 Month+0.670%, 11/16/2039	1,578	1,596
GNMA, Ser 2011-142, Cl A
2.337%, 10/16/2040	563	560
GNMA, Ser 2013-12, Cl AB
1.826%, 11/16/2052	1,243	1,182

		98,757

Non-Agency Mortgage-Backed Obligations – 6.0%
Agate Bay Mortgage Trust, Ser 2015-2, Cl A7
3.500%, 03/25/2045 (A)(D)	1,167	1,164
Agate Bay Mortgage Trust, Ser 2015-5, Cl A5
3.500%, 07/25/2045 (A)(D)	2,279	2,271
Americold LLC Trust, Ser 2010-ARTA, Cl A1
3.847%, 01/14/2029 (A)	727	735
Aventura Mall Trust, Ser 2013-AVM, Cl A
3.743%, 12/05/2032 (A)(D)	5,480	5,585
BAMLL Commercial Mortgage Securities Trust, Ser 2013-DSNY, Cl A
2.969%, VAR LIBOR USD 1 Month+1.050%, 09/15/2026 (A)	1,990	1,991
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl A
2.719%, VAR LIBOR USD 1 Month+0.800%, 06/15/2028 (A)	812	812
BBCMS Trust, Ser 2013-TYSN, Cl A2
3.756%, 09/05/2032 (A)	600	609
CGDBB Commercial Mortgage Trust, Ser 2017-BIOC, Cl A
2.709%, VAR LIBOR USD 1 Month+0.790%, 07/15/2032 (A)	2,750	2,753
Citigroup Commercial Mortgage Trust, Ser 2013-GC15, Cl A2
3.161%, 09/10/2046	2,694	2,695
Citigroup Commercial Mortgage Trust, Ser 2016-C1, Cl A1
1.506%, 05/10/2049	2,455	2,413
Citigroup Mortgage Loan Trust, Ser 2007- WFH1, Cl A4
2.160%, VAR ICE LIBOR USD 1 Month+0.200%, 01/25/2037	1,096	1,093

288	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Ser 2007- WFH3, Cl A3
2.210%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2037	$2,144	$2,131
COMM Mortgage Trust, Ser 2014-PAT, Cl A
2.695%, VAR LIBOR USD 1 Month+0.800%, 08/13/2027 (A)	320	320
COMM Mortgage Trust, Ser 2014-UBS4, Cl A2
2.963%, 08/10/2019	3,255	3,258
COMM Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/2047	2,268	2,272
COMM Mortgage Trust, Ser 2015-LC23, Cl A1
1.811%, 10/10/2048	167	165
Commercial Mortgage Trust, Ser 2012-LC4, Cl A3
3.069%, 12/10/2044	1,328	1,330
CSMLT Trust, Ser 2015-1, Cl A3
3.500%, 05/25/2045 (A)(D)	1,731	1,726
FDIC Guaranteed Notes Trust, Ser 2010-S4, Cl A
2.637%, VAR LIBOR USD 1 Month+0.720%, 12/04/2020 (A)	4,248	4,189
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M1
2.797%, VAR ICE LIBOR USD 1 Month+0.900%, 10/25/2027	20	20
GS Mortgage Securities II, Ser 2015-GC30, Cl A2
2.726%, 05/10/2050	1,185	1,181
GS Mortgage Securities Trust, Ser 2010-C1, Cl A1
3.679%, 08/10/2043 (A)	91	91
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (A)	19	19
GS Mortgage Securities Trust, Ser 2012- SHOP, Cl A
2.933%, 06/05/2031 (A)	505	506
GS Mortgage Securities Trust, Ser 2015- GC28, Cl A2
2.898%, 02/10/2048	1,285	1,285
Holmes Master Issuer, Ser 2018-1A, Cl A2
2.708%, VAR ICE LIBOR USD 3 Month+0.360%, 10/15/2054 (A)	2,465	2,466
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	671	671
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C19, Cl A2
3.046%, 04/15/2047	687	688
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A1
1.451%, 06/15/2019	212	211

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C24, Cl A2
2.940%, 11/15/2047	$1,484	$1,485
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C27, Cl A2
2.733%, 02/15/2048	2,880	2,873
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl A3
4.388%, 02/15/2046 (A)	4	4
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/2046 (A)	430	429
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A2
2.665%, 01/15/2046	320	320
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-CBM, Cl A
2.819%, VAR LIBOR USD 1 Month+0.900%, 10/15/2029 (A)	1,785	1,785
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-PHH, Cl A
3.347%, VAR LIBOR USD 1 Month+1.450%, 08/15/2027 (A)	4,110	4,110
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-A5, Cl A5
3.500%, 01/25/2047 (A)(D)	5,570	5,543
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-C6, Cl ASB
3.144%, 05/15/2045	1,811	1,817
JPMorgan Mortgage Trust, Ser 2015-3, Cl A5
3.500%, 05/25/2045 (A)(D)	2,431	2,419
JPMorgan Mortgage Trust, Ser 2017-2, Cl A5
3.500%, 05/25/2047 (A)(D)	1,388	1,375
JPMorgan Mortgage Trust, Ser 2017-4, Cl A6
3.000%, 11/25/2048 (A)(D)	2,784	2,745
Merrill Lynch Mortgage Investors Trust, Ser 2004-A, Cl A1
2.420%, VAR ICE LIBOR USD 1 Month+0.460%, 04/25/2029	779	768
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl A2
2.849%, 06/15/2047	1,210	1,210
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C27, Cl A1
1.980%, 12/15/2047	214	212
Morgan Stanley Capital I Trust, Ser 2014- MP, Cl A
3.469%, 08/11/2033 (A)	750	752
OBP Depositor Trust, Ser 2010-OBP, Cl A
4.646%, 07/15/2045 (A)	390	401
Silverstone Master Issuer, Ser 2018-1A, Cl 1A
2.750%, VAR ICE LIBOR USD 3 Month+0.390%, 01/21/2070 (A)	3,360	3,362

SEI Institutional Investments Trust / Annual Report / May 31, 2018	289

SCHEDULE OF INVESTMENTS

May 31, 2018

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Tharaldson Hotel Portfolio Trust, Ser 2018-THPT, Cl A
2.679%, VAR LIBOR USD 1 Month+0.750%, 11/11/2034 (A)	$1,250	$1,248
Wells Fargo Commercial Mortgage Trust, Ser 2013-120B, Cl A
2.710%, 03/18/2028 (A)(D)	420	417
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl A3
3.998%, 03/15/2044 (A)	2,515	2,524
WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl A1
1.518%, 11/15/2047	668	662
WinWater Mortgage Loan Trust, Ser 2014-3, Cl A7
3.000%, 11/20/2044 (A)(D)	3,085	3,084

		84,195

Total Mortgage-Backed Securities (Cost $184,319) ($ Thousands)		182,952

ASSET-BACKED SECURITIES — 12.8%

Automotive — 5.6%
AmeriCredit Automobile Receivables Trust, Ser 2014-3, Cl D
3.130%, 10/08/2020	3,555	3,565
BMW Vehicle Lease Trust, Ser 2017-1, Cl A3
1.980%, 05/20/2020	4,135	4,110
Chesapeake Funding II LLC, Ser 2016-2A, Cl A2
2.897%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2028 (A)	1,689	1,691
Chesapeake Funding II LLC, Ser 2016-2A, Cl B
2.700%, 06/15/2028 (A)	500	497
Chesapeake Funding II LLC, Ser 2017-3A, Cl A2
2.259%, VAR ICE LIBOR USD 1 Month+0.340%, 08/15/2029 (A)	5,489	5,487
Chesapeake Funding II LLC, Ser 2017-4A, Cl A2
2.259%, VAR ICE LIBOR USD 1 Month+0.340%, 11/15/2029 (A)	1,800	1,798
Chrysler Capital Auto Receivables Trust, Ser 2016-BA, Cl A4
1.870%, 02/15/2022 (A)	4,255	4,195
CPS Auto Receivables Trust, Ser 2016-C, Cl B
2.480%, 09/15/2020 (A)	1,000	999

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Drive Auto Receivables Trust, Ser 2018-2, Cl B
3.220%, 04/15/2022	$5,565	$5,573
DT Auto Owner Trust, Ser 2017-2A, Cl A
1.720%, 05/15/2020 (A)	608	607
Enterprise Fleet Financing LLC, Ser 2016-2, Cl A2
1.740%, 02/22/2022 (A)	790	787
Ford Credit Floorplan Master Owner Trust, Ser 2015-4, Cl A2
2.497%, VAR LIBOR USD 1 Month+0.600%, 08/15/2020	5,250	5,255
GM Financial Automobile Leasing Trust, Ser 2016-2, Cl A4
1.760%, 03/20/2020	4,706	4,678
Hertz Fleet Lease Funding, Ser 2015-1, Cl B
2.947%, VAR ICE LIBOR USD 1 Month+1.050%, 07/10/2029 (A)	3,350	3,351
Hertz Fleet Lease Funding, Ser 2017-1, Cl A2
2.130%, 04/10/2031 (A)	3,260	3,236
Mercedes-Benz Auto Lease Trust, Ser 2016-B, Cl A4
1.520%, 06/15/2022	2,310	2,294
Nissan Auto Lease Trust, Ser 2016-A, Cl A3
1.490%, 03/15/2019	618	617
Nissan Master Owner Trust Receivables, Ser 2016-A, Cl A2
1.540%, 06/15/2021	3,000	2,964
Santander Drive Auto Receivables Trust, Ser 2015-2, Cl C
2.440%, 04/15/2021	3,763	3,762
Santander Retail Auto Lease Trust, Ser 2017-A, Cl B
2.680%, 01/20/2022 (A)	3,725	3,668
Tesla Auto Lease Trust, Ser 2018-A, Cl A
2.320%, 12/20/2019 (A)	3,329	3,319
Tidewater Auto Receivables Trust, Ser 2018-AA, Cl A2
3.120%, 07/15/2022 (A)	4,480	4,482
Westlake Automobile Receivables Trust, Ser 2016-3A, Cl B
2.070%, 12/15/2021 (A)	4,100	4,089
Westlake Automobile Receivables Trust, Ser 2018-1A, Cl A2B
2.169%, VAR ICE LIBOR USD 1 Month+0.250%, 12/15/2020 (A)	3,855	3,854
Westlake Automobile Receivables Trust, Ser 2018-2A, Cl A2A
2.840%, 09/15/2021 (A)	2,785	2,787

		77,665

290	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)

Credit Cards – 2.5%

Capital One Multi-Asset Execution Trust, Ser 2016-A3, Cl A3
1.340%, 04/15/2022	$7,425	$7,326
Capital One Multi-Asset Execution Trust, Ser 2016-A4, Cl A4
1.330%, 06/15/2022	4,610	4,534
Chase Issuance Trust, Ser 2014-A5, Cl A5
2.289%, VAR LIBOR USD 1 Month+0.370%, 04/15/2021	1,550	1,554
Chase Issuance Trust, Ser 2017-A1, Cl A
2.219%, VAR LIBOR USD 1 Month+0.300%, 01/18/2022	3,750	3,757
Citibank Credit Card Issuance Trust, Ser 2013-A7, Cl A7
2.359%, VAR LIBOR USD 1 Month+0.430%, 09/10/2020	1,000	1,001
Citibank Credit Card Issuance Trust, Ser 2017-A4, Cl A4
2.143%, VAR LIBOR USD 1 Month+0.220%, 04/07/2022	500	500
Discover Card Execution Note Trust, Ser 2017-A3, Cl A3
2.149%, VAR LIBOR USD 1 Month+0.230%, 10/17/2022	2,550	2,550
GE Capital Credit Card Master Note Trust, Ser 2012-7, Cl A
1.760%, 09/15/2022	2,000	1,975
Golden Credit Card Trust, Ser 2016-5A, Cl A
1.600%, 09/15/2021 (A)	2,075	2,044
Synchrony Credit Card Master Note Trust, Ser 2015-4, Cl A
2.380%, 09/15/2023	4,620	4,565
Synchrony Credit Card Master Note Trust, Ser 2016-1, Cl A
2.040%, 03/15/2022	4,000	3,984
Synchrony Credit Card Master Note Trust, Ser 2016-2, Cl A
2.210%, 05/15/2024	1,610	1,575

		35,365

Mortgage Related Securities – 0.4%

Accredited Mortgage Loan Trust, Ser 2005-3, Cl M1
2.350%, VAR ICE LIBOR USD 1 Month+0.450%, 09/25/2035	220	220
ACE Securities Home Equity Loan Trust, Ser 2006-NC1, Cl A1
2.117%, VAR ICE LIBOR USD 1 Month+0.220%, 12/25/2035	665	665

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
2.617%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2034	$388	$389
Aegis Asset-Backed Securities Trust, Ser 2005-5, Cl 2A
2.147%, VAR ICE LIBOR USD 1 Month+0.250%, 12/25/2035	1,040	1,036
Bear Stearns Asset-Backed Securities Trust, Ser 2004-SD3, Cl A3
3.037%, VAR ICE LIBOR USD 1 Month+1.140%, 09/25/2034	52	52
First NLC Trust, Ser 2005-2, Cl M1
2.377%, VAR ICE LIBOR USD 1 Month+0.480%, 09/25/2035	671	674
New Century Home Equity Loan Trust, Ser 2005-2, Cl M2
2.572%, VAR ICE LIBOR USD 1 Month+0.675%, 06/25/2035	1,335	1,336
Option One Mortgage Loan Trust, Ser 2005-3, Cl M1
2.665%, VAR ICE LIBOR USD 1 Month+0.705%, 08/25/2035	263	264
Option One Mortgage Loan Trust, Ser 2005-4, Cl M1
2.337%, VAR ICE LIBOR USD 1 Month+0.440%, 11/25/2035	1,276	1,275

		5,911

Other Asset-Backed Securities – 4.3%

Asset-Backed Pass-Through Certificates, Ser 2004-R2, Cl A4
2.677%, VAR ICE LIBOR USD 1 Month+0.780%, 04/25/2034	866	871
Babson CLO, Ser 2017-IA, Cl AR
3.159%, VAR ICE LIBOR USD 3 Month+0.800%, 01/20/2028 (A)	1,000	998
CenterPoint Energy Restoration Bond LLC, Ser 2009-1, Cl A2
3.460%, 08/15/2019	7	7
CNH Equipment Trust, Ser 2017-C, Cl A2
1.840%, 03/15/2021	7,885	7,841
Countrywide Asset-Backed Certificates, Ser 2005-6, Cl M3
2.737%, VAR ICE LIBOR USD 1 Month+0.560%, 12/25/2035	775	776
Credit-Based Asset Servicing & Securitization LLC, Ser 2005-CB3, Cl M3
2.935%, VAR ICE LIBOR USD 1 Month+0.975%, 05/25/2035	1,000	1,002

SEI Institutional Investments Trust / Annual Report / May 31, 2018	291

SCHEDULE OF INVESTMENTS

May 31, 2018

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Credit-Based Asset Servicing and Securitization, Ser 2005-CB3, Cl M2
2.827%, VAR ICE LIBOR USD 1 Month+0.930%, 05/25/2035	$1,684	$1,690
CWABS Asset-Backed Certificates Trust, Ser 2004-13, Cl MV4
3.172%, VAR ICE LIBOR USD 1 Month+1.275%, 04/25/2035	561	564
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
2.960%, VAR ICE LIBOR USD 1 Month+1.000%, 04/25/2033 (A)	800	805
Encore Credit Receivables Trust, Ser 2005-2, Cl M2
2.587%, VAR ICE LIBOR USD 1 Month+0.690%, 11/25/2035	956	958
Encore Credit Receivables Trust, Ser 2005-3,Cl M2
2.632%, VAR ICE LIBOR USD 1 Month+0.735%, 10/25/2035	483	484
FBR Securitization Trust, Ser 2005-2, Cl M1
2.617%, VAR ICE LIBOR USD 1 Month+0.720%, 09/25/2035	166	167
Goal Capital Funding Trust, Ser 2005-2, Cl A3
2.500%, VAR ICE LIBOR USD 3 Month+0.170%, 05/28/2030	1,006	1,005
GSAMP Trust, Ser 2002-WF, Cl A2B
3.048%, VAR ICE LIBOR USD 1 Month+1.100%, 10/20/2032	2,108	2,073
GSAMP Trust, Ser 2006-HE1, Cl A2D
2.207%, VAR ICE LIBOR USD 1 Month+0.310%, 01/25/2036	930	930
HSI Asset Securitization Trust, Ser 2006-OPT1, Cl M1
2.320%, VAR ICE LIBOR USD 1 Month+0.360%, 12/25/2035	2,070	2,055
John Deere Owner Trust, Ser 2015-A, Cl A3
1.320%, 06/17/2019	69	69
John Deere Owner Trust, Ser 2018-A, Cl A1
1.950%, 03/15/2019	2,997	2,995
JPMorgan Mortgage Acquisition Trust, Ser 2007-CH3, Cl A4
2.170%, VAR ICE LIBOR USD 1 Month+0.210%, 03/25/2037	1,213	1,208
Magnetite XVI, Ser 2018-16A, Cl AR
3.155%, VAR ICE LIBOR USD 3 Month+0.800%, 01/18/2028 (A)	750	750
Navient Student Loan Trust, Ser 2015-2, Cl A3
2.530%, VAR ICE LIBOR USD 1 Month+0.570%, 11/26/2040	1,050	1,050
Navient Student Loan Trust, Ser 2016-3A, Cl A2
2.747%, VAR ICE LIBOR USD 1 Month+0.850%, 06/25/2065 (A)	830	837

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2017-1A, Cl A2
2.647%, VAR ICE LIBOR USD 1 Month+0.750%, 07/26/2066 (A)	$1,600	$1,611
Navient Student Loan Trust, Ser 2017-3A, Cl A2
2.560%, VAR ICE LIBOR USD 1 Month+0.600%, 07/26/2066 (A)	2,000	2,015
Nelnet Student Loan Trust, Ser 2012-2A, Cl A
2.697%, VAR ICE LIBOR USD 1 Month+0.800%, 12/26/2033 (A)	1,653	1,665
Nelnet Student Loan Trust, Ser 2012-5A, Cl A
2.497%, VAR ICE LIBOR USD 1 Month+0.600%, 10/27/2036 (A)	544	543
NextGear Floorplan Master Owner Trust, Ser 2017-2A, Cl A2
2.560%, 10/17/2022 (A)	1,015	1,001
NextGear Floorplan Master Owner Trust, Ser 2018-1A, Cl A1
2.559%, VAR LIBOR USD 1 Month+0.640%, 02/15/2023 (A)	1,600	1,603
RAMP Trust, Ser 2004-RS12, Cl MII3
3.397%, VAR ICE LIBOR USD 1 Month+1.500%, 12/25/2034	445	447
RAMP Trust, Ser 2006-RZ1, Cl M1
2.297%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2036	837	836
Saxon Asset Securities Trust, Ser 2006-1, Cl A2C
2.217%, VAR ICE LIBOR USD 1 Month+0.320%, 03/25/2036	136	136
Securitized Asset-Backed Receivables Trust, Ser 2006-OP1, Cl M1
2.267%, VAR ICE LIBOR USD 1 Month+0.370%, 10/25/2035	369	369
SLM Student Loan Trust, Ser 2003-11, Cl A6
2.675%, VAR ICE LIBOR USD 3 Month+0.550%, 12/15/2025 (A)	1,203	1,209
SLM Student Loan Trust, Ser 2004-1, Cl A4
2.620%, VAR ICE LIBOR USD 3 Month+0.260%, 10/27/2025	1,300	1,300
SLM Student Loan Trust, Ser 2006-8, Cl A5
2.470%, VAR ICE LIBOR USD 3 Month+0.110%, 01/27/2025	1,237	1,235
SLM Student Loan Trust, Ser 2006-9, Cl A5
2.460%, VAR ICE LIBOR USD 3 Month+0.100%, 01/26/2026	1,758	1,754
SLM Student Loan Trust, Ser 2007-6, Cl A4
2.740%, VAR ICE LIBOR USD 3 Month+0.380%, 10/25/2024	1,385	1,387
SLM Student Loan Trust, Ser 2011-1, Cl A1
2.480%, VAR ICE LIBOR USD 1 Month+0.520%, 03/25/2026	920	922

292	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2011-2, Cl A1
2.497%, VAR ICE LIBOR USD 1 Month+0.600%, 11/25/2027	$1,285	$1,291
SLM Student Loan Trust, Ser 2012-2, Cl A
2.660%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2029	1,339	1,338
SLM Student Loan Trust, Ser 2013-4, Cl A
2.447%, VAR ICE LIBOR USD 1 Month+0.550%, 06/25/2043	465	466
SLM Student Loan Trust, Ser 2014-2, Cl A3
2.550%, VAR ICE LIBOR USD 1 Month+0.590%, 03/25/2055	1,736	1,748
SLM Student Loan Trust, Ser 2017-10A, Cl A3
2.595%, VAR LIBOR USD 3 Month+0.550%, 12/15/2027 (A)	1,670	1,674
Structured Asset Investment Loan Trust, Ser 2004-10, Cl A7
2.957%, VAR ICE LIBOR USD 1 Month+1.060%, 11/25/2034	878	884
Structured Asset Investment Loan Trust, Ser 2005-3, Cl M2
2.557%, VAR ICE LIBOR USD 1 Month+0.660%, 04/25/2035	779	780
Structured Asset Investment Loan Trust, Ser 2005-HE2, Cl M1
2.680%, VAR ICE LIBOR USD 1 Month+0.720%, 07/25/2035	855	857
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF3, Cl A5
2.100%, VAR ICE LIBOR USD 1 Month+0.140%, 09/25/2036	1,633	1,627
Structured Asset Securities, Ser 2005-WF1, Cl A3
2.557%, VAR ICE LIBOR USD 1 Month+0.660%, 02/25/2035	738	739
Voya CLO, Ser 2017-3A, Cl A1R
3.080%, VAR ICE LIBOR USD 3 Month+0.720%, 07/25/2026 (A)	1,065	1,064

		59,636

Total Asset-Backed Securities (Cost $178,776) ($ Thousands)		178,577

MUNICIPAL BONDS — 2.7%
California — 0.9%
California State, Department of Water Resources, Power Supply Revenue, Ser P, RB
1.713%, 05/01/2021	7,597	7,354
Los Angeles, Municipal Improvement, Ser A, RB
2.344%, 11/01/2018	995	995

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
San Francisco City & County, San Francisco International Airport, Ser H, RB
3.396%, 05/01/2019	$3,805	$3,835

		12,184

Colorado — 0.1%
Denver City & County, Ser B, RB
1.825%, 08/01/2019	2,000	1,983

Florida — 0.1%
Greater Orlando, Aviation Authority, Ser D, RB
3.733%, 10/01/2020	1,820	1,857

Hawaii — 0.1%
Hawaii State, Airports System Revenue, Ser A, RB
1.951%, 07/01/2019	2,085	2,073

Illinois — 0.1%
Waukegan City, Ser B, GO
2.566%, 12/30/2019	1,045	1,038

Maryland — 0.1%
Maryland State, Community Development Administration Housing Revenue, Ser A, RB
1.517%, 03/01/2019	1,000	993

Michigan — 0.5%
Genesee County, GO Callable 06/11/2018 @ 100
2.507%, 10/01/2019 (E)	2,816	2,817
Hartland, Consolidated Schools, Ser B, GO, Q-SBLF
1.830%, 05/01/2019	4,250	4,224

		7,041

New Jersey — 0.1%
New Jersey State, Transportation Trust Fund Authority, Ser B, RB
1.758%, 12/15/2018	1,205	1,198

North Carolina — 0.2%
North Carolina State, Eastern Municipal Power Agency, RB
2.578%, 07/01/2019	2,670	2,669

Pennsylvania — 0.3%
Pennsylvania, Turnpike Commission, Sub-Ser B, RB
2.024%, 12/01/2020	4,680	4,560

SEI Institutional Investments Trust / Annual Report / May 31, 2018	293

SCHEDULE OF INVESTMENTS

May 31, 2018

Limited Duration Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Washington — 0.2%
Franklin County, Public Utility District No. 1, Ser B, RB
1.980%, 09/01/2021	$1,000	$975
1.590%, 09/01/2019	1,200	1,187

		2,162

Total Municipal Bonds (Cost $38,353) ($ Thousands)		37,758

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER(C) — 0.7%
Natixis
1.690%, 06/01/2018	$9,765	$9,764

Total Commercial Paper (Cost $9,765) ($ Thousands)		9,764

	Shares
CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	12,304,416	12,304

Total Cash Equivalent (Cost $12,304) ($ Thousands)		12,304

Total Investments in Securities— 100.0% (Cost $1,405,625) ($ Thousands)		$1,397,149

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
U.S. 2-Year Treasury Note	452	Sep-2018	$95,683	$95,930	$247

Percentages are based on Net Assets of $1,397,610 ($ Thousands).
**	Rate shown is the 7-day effective yield as of May 31, 2018.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $245,304 ($ Thousands), representing 17.6% of the Net Assets of the Fund.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes In current interest rates and prepayments on the underlying pool of assets.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FDIC — Federal Deposit Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

Q-SBLF — Qualified School Board Loan Fund

RB — Revenue Bond

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$589,837	$–	$589,837
U.S. Treasury Obligations	–	385,957	–	385,957
Mortgage-Backed Securities	–	182,952	–	182,952
Asset-Backed Securities	–	178,577	–	178,577
Municipal Bonds	–	37,758	–	37,758
Commercial Paper	–	9,764	–	9,764
Cash Equivalent	12,304	–	–	12,304

Total Investments in Securities	$12,304	$1,384,845	$–	$1,397,149

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$247	$–	$–	$247

Total Other Financial Instruments	$247	$–	$–	$247

*Futures contracts are valued at the unrealized appreciation on the instruments.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

294	SEI Institutional Investments Trust / Annual Report / May 31, 2018

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily IncomeTrust, Government Fund, Cl F	$6,703	$1,425,315	$(1,419,714)	$12,304	$256

The accompanying notes are an Integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	295

SCHEDULE OF INVESTMENTS

May 31, 2018

Intermediate Duration Credit Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS ††— 84.3%
Consumer Discretionary — 6.0%
21st Century Fox America
8.450%, 08/01/2034	$820	$1,156
8.150%, 10/17/2036	630	894
6.400%, 12/15/2035	1,800	2,206
6.150%, 03/01/2037	1,270	1,531
Air Canada, Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (A)	4,217	4,096
Amazon.com
5.200%, 12/03/2025	3,890	4,322
3.875%, 08/22/2037 (A)	5,470	5,477
2.800%, 08/22/2024 (A)	2,915	2,825
American Honda Finance MTN
1.950%, 07/20/2020	3,720	3,647
1.200%, 07/12/2019	1,030	1,014
AutoNation
3.800%, 11/15/2027	2,710	2,554
BMW US Capital LLC
3.450%, 04/12/2023 (A)	2,550	2,546
2.800%, 04/11/2026 (A)	3,780	3,521
1.500%, 04/11/2019 (A)	4,474	4,432
Charter Communications Operating LLC
6.484%, 10/23/2045	3,120	3,320
5.750%, 04/01/2048	4,480	4,392
4.908%, 07/23/2025	3,415	3,482
4.464%, 07/23/2022	50	51
Comcast
5.650%, 06/15/2035	270	303
4.200%, 08/15/2034	3,700	3,583
4.049%, 11/01/2052	1,800	1,587
3.969%, 11/01/2047	4,933	4,359
3.900%, 03/01/2038	1,165	1,068
3.600%, 03/01/2024	920	916
3.400%, 07/15/2046	1,105	898
3.375%, 02/15/2025	9,235	8,967

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.150%, 03/01/2026	$3,380	$3,189
3.150%, 02/15/2028	2,375	2,201
2.350%, 01/15/2027	5,000	4,400
Comcast Cable Communications Holdings
9.455%, 11/15/2022	1,750	2,173
Daimler Finance North America LLC
2.200%, 05/05/2020 (A)	4,005	3,939
Discovery Communications LLC
6.350%, 06/01/2040	1,830	2,038
5.200%, 09/20/2047	1,635	1,583
3.950%, 03/20/2028	1,140	1,078
General Motors
4.875%, 10/02/2023	2,620	2,719
Harley-Davidson Financial Services MTN
2.400%, 09/15/2019 (A)	180	179
2.150%, 02/26/2020 (A)	4,500	4,431
Home Depot
5.875%, 12/16/2036	1,489	1,873
4.400%, 03/15/2045	840	883
3.900%, 06/15/2047	1,505	1,477
3.750%, 02/15/2024	2,300	2,354
3.500%, 09/15/2056	3,015	2,635
3.350%, 09/15/2025	1,705	1,687
2.800%, 09/14/2027	3,245	3,048
Kohl’s
5.550%, 07/17/2045	4,905	4,724
Lowe’s
4.050%, 05/03/2047	4,335	4,230
3.700%, 04/15/2046	2,300	2,115
3.375%, 09/15/2025	2,210	2,186
NBCUniversal Media LLC
6.400%, 04/30/2040	1,770	2,156
5.950%, 04/01/2041	2,169	2,488
Newell Brands
5.500%, 04/01/2046	4,105	4,166
5.000%, 11/15/2023	1,435	1,474
NVR
3.950%, 09/15/2022	965	978
QVC
4.375%, 03/15/2023	1,605	1,599
Target
6.500%, 10/15/2037	2,650	3,421
4.000%, 07/01/2042	1,700	1,643
2.500%, 04/15/2026	1,880	1,736
Toyota Motor Credit MTN
2.800%, 07/13/2022	2,450	2,418
Viacom
6.875%, 04/30/2036	2,720	3,048
5.625%, 09/15/2019	2,200	2,271

296	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Volkswagen Group of America Finance LLC
2.450%, 11/20/2019 (A)	$3,665	$3,637

		159,324

Consumer Staples — 9.8%
Acwa Power Management And Investments One
5.950%, 12/15/2039 (A)	850	831
Altria Group
9.950%, 11/10/2038	1,708	2,723
9.250%, 08/06/2019	3,072	3,299
4.750%, 05/05/2021	2,400	2,509
4.000%, 01/31/2024	3,845	3,914
2.625%, 01/14/2020	7,450	7,427
2.625%, 09/16/2026	2,115	1,938
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	1,300	1,354
4.700%, 02/01/2036	13,671	14,082
3.650%, 02/01/2026	11,650	11,485
3.300%, 02/01/2023	5,775	5,748
2.650%, 02/01/2021	3,785	3,750
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	4,515	6,557
8.000%, 11/15/2039	1,825	2,619
4.750%, 04/15/2058	1,645	1,638
4.600%, 04/15/2048	5,275	5,286
4.375%, 04/15/2038	2,455	2,435
4.000%, 04/13/2028	1,615	1,613
3.500%, 01/12/2024	5,780	5,779
Ascension Health
3.945%, 11/15/2046	1,800	1,803
BAT Capital
4.390%, 08/15/2037 (A)	4,480	4,293
2.764%, 08/15/2022 (A)	4,460	4,303
BAT International Finance
2.750%, 06/15/2020 (A)	5,890	5,837
Blue Cross & Blue Shield of Minnesota
3.790%, 05/01/2025 (A)	2,086	2,017
Bowdoin College
4.693%, 07/01/2112	1,454	1,482
Cargill
3.250%, 03/01/2023 (A)	3,655	3,645
Clorox
3.100%, 10/01/2027	3,345	3,163
Coca-Cola
1.550%, 09/01/2021	4,175	4,009
Costco Wholesale
2.750%, 05/18/2024	4,225	4,112
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)	2,245	2,748
7.507%, 01/10/2032 (A)	1,581	1,853
6.036%, 12/10/2028	3,240	3,480

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Dartmouth-Hitchcock Health
4.178%, 08/01/2048	$2,565	$2,586
Dr Pepper Snapple Group
3.130%, 12/15/2023	3,160	3,039
Hershey
3.100%, 05/15/2021	5,000	5,026
2.300%, 08/15/2026	4,145	3,769
Japan Tobacco
2.100%, 07/23/2018 (A)	2,691	2,690
JM Smucker
2.200%, 12/06/2019	4,905	4,861
Kaiser Foundation Hospitals
4.150%, 05/01/2047	2,880	2,936
3.150%, 05/01/2027	2,005	1,925
Kroger
3.400%, 04/15/2022	2,774	2,773
2.800%, 08/01/2022	3,455	3,349
Land O’ Lakes
6.000%, 11/15/2022 (A)	640	685
Maple Escrow Subsidiary
4.597%, 05/25/2028 (A)	4,900	4,939
4.417%, 05/25/2025 (A)	2,420	2,443
Massachusetts Institute of Technology
5.600%, 07/01/2111	3,235	4,260
Molson Coors Brewing
2.250%, 03/15/2020	3,105	3,053
Northwell Healthcare
4.260%, 11/01/2047	1,915	1,850
Northwestern University
3.662%, 12/01/2057	1,820	1,723
Novartis Capital
3.000%, 11/20/2025	4,285	4,148
PepsiCo
3.450%, 10/06/2046	5,006	4,539
2.375%, 10/06/2026	5,960	5,445
Philip Morris International
6.375%, 05/16/2038	1,360	1,683
4.500%, 03/20/2042	1,905	1,896
4.250%, 11/10/2044	1,604	1,549
3.875%, 08/21/2042	460	418
2.625%, 03/06/2023	6,000	5,789
2.500%, 11/02/2022	4,830	4,660
2.375%, 08/17/2022	3,045	2,929
2.000%, 02/21/2020	4,045	3,989
Procter & Gamble
1.900%, 10/23/2020	4,520	4,440
Reckitt Benckiser Treasury Services
2.750%, 06/26/2024 (A)	3,065	2,908
2.375%, 06/24/2022 (A)	4,115	3,949
Reynolds American
8.125%, 05/01/2040	980	1,355
4.450%, 06/12/2025	3,645	3,693

SEI Institutional Investments Trust / Annual Report / May 31, 2018	297

SCHEDULE OF INVESTMENTS

May 31, 2018

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Roche Holdings
2.625%, 05/15/2026 (A)	$3,145	$2,956
Shire Acquisitions Investments Ireland DAC
2.400%, 09/23/2021	1,190	1,146
1.900%, 09/23/2019	3,940	3,885
SSM Health Care
3.688%, 06/01/2023	3,031	3,052
Toledo Hospital
4.982%, 11/15/2045	1,393	1,553
University of Southern California
5.250%, 10/01/2111	3,250	3,949
Walmart
2.550%, 04/11/2023	7,900	7,715
2.350%, 12/15/2022	4,845	4,712

		261,997

Energy — 5.5%
Anadarko Petroleum
6.450%, 09/15/2036	2,850	3,370
4.768%, 10/10/2036 (B)	11,000	4,681
Baker Hughes a GE LLC
2.773%, 12/15/2022	2,465	2,408
BP Capital Markets
3.723%, 11/28/2028	2,159	2,171
3.279%, 09/19/2027	1,895	1,839
3.216%, 11/28/2023	5,420	5,361
3.119%, 05/04/2026	515	495
2.520%, 09/19/2022	4,615	4,478
British Transco Finance
6.625%, 06/01/2018	1,765	1,765
Cenovus Energy
4.250%, 04/15/2027	3,185	3,067
Chevron
2.895%, 03/03/2024	4,160	4,076
Columbia Pipeline Group
2.450%, 06/01/2018	3,315	3,315
ConocoPhillips
6.500%, 02/01/2039	3,065	3,974
4.950%, 03/15/2026	2,000	2,159
3.243%, VAR ICE LIBOR USD 3 Month+0.900%, 05/15/2022	3,955	4,034
Devon Financing
7.875%, 09/30/2031	1,506	2,022
Energy Transfer Partners
4.650%, 06/01/2021	2,982	3,065
EnLink Midstream Partners
4.150%, 06/01/2025	1,845	1,767
Enterprise Products Operating LLC
5.950%, 02/01/2041	1,845	2,146
4.250%, 02/15/2048	785	743
3.900%, 02/15/2024	4,250	4,293

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
ExxonMobil
3.043%, 03/01/2026	$1,985	$1,933
Kinder Morgan
5.550%, 06/01/2045	2,990	3,093
Lukoil International Finance BV
6.125%, 11/09/2020 (A)	2,030	2,129
MPLX
5.200%, 03/01/2047	1,630	1,680
4.500%, 04/15/2038	4,900	4,672
3.375%, 03/15/2023	980	969
Occidental Petroleum
4.400%, 04/15/2046	2,650	2,720
Pertamina Persero MTN
4.300%, 05/20/2023 (A)	1,625	1,620
Petroleos Mexicanos
5.625%, 01/23/2046	2,350	1,988
5.375%, 03/13/2022	1,545	1,584
Petroleos Mexicanos MTN
6.750%, 09/21/2047	695	657
Sabal Trail Transmission LLC
4.246%, 05/01/2028 (A)	2,730	2,751
Sabine Pass Liquefaction LLC
6.250%, 03/15/2022	2,140	2,312
5.000%, 03/15/2027	2,290	2,364
Schlumberger Holdings
4.000%, 12/21/2025 (A)	2,500	2,510
2.350%, 12/21/2018 (A)	1,827	1,824
Shell International Finance BV
6.375%, 12/15/2038	1,525	2,007
4.125%, 05/11/2035	7,115	7,264
4.000%, 05/10/2046	3,115	3,063
3.750%, 09/12/2046	2,600	2,472
3.400%, 08/12/2023	5,525	5,565
2.500%, 09/12/2026	330	307
2.250%, 11/10/2020	4,240	4,189
1.375%, 05/10/2019	2,305	2,280
Spectra Energy Partners
3.375%, 10/15/2026	1,910	1,784
Sunoco Logistics Partners Operations
5.400%, 10/01/2047	1,710	1,606
4.000%, 10/01/2027	1,735	1,631
Tennessee Gas Pipeline
8.375%, 06/15/2032	535	675
TransCanada PipeLines
6.100%, 06/01/2040	1,730	2,024
4.250%, 05/15/2028	4,575	4,599
3.750%, 10/16/2023	5,000	5,032
Transcontinental Gas Pipe Line LLC
4.000%, 03/15/2028 (A)	1,440	1,422
Valero Energy
4.350%, 06/01/2028	2,409	2,444

298	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Williams Partners
5.800%, 11/15/2043	$1,280	$1,384
4.300%, 03/04/2024	790	797

		146,580

Financials — 28.8%
ABN AMRO Bank
2.100%, 01/18/2019 (A)	5,000	4,980
American Express
3.000%, 10/30/2024	6,670	6,430
2.500%, 08/01/2022	7,300	7,020
2.200%, 10/30/2020	1,730	1,692
American Express Credit MTN
1.875%, 05/03/2019	5,255	5,217
American International Group
4.500%, 07/16/2044	1,225	1,154
Ameriprise Financial
4.000%, 10/15/2023	2,450	2,516
Andina de Fomento
2.750%, 01/06/2023	6,105	5,916
Apollo Management Holdings
5.000%, 03/15/2048 (A)	3,485	3,525
4.400%, 05/27/2026 (A)	1,235	1,254
4.000%, 05/30/2024 (A)	6,113	6,076
Athene Global Funding
2.750%, 04/20/2020 (A)	3,960	3,915
Athene Holding
4.125%, 01/12/2028	1,160	1,095
AXA Equitable Holdings
5.000%, 04/20/2048 (A)	2,550	2,441
3.900%, 04/20/2023 (A)	2,440	2,433
Banco Santander
4.379%, 04/12/2028	1,400	1,349
3.848%, 04/12/2023	3,000	2,969
3.125%, 02/23/2023	3,365	3,209
Bancolombia
5.950%, 06/03/2021	2,040	2,122
Bank of America
7.750%, 05/14/2038	245	336
3.946%, VAR ICE LIBOR USD 3 Month+1.190%, 01/23/2049	5,295	4,894
3.366%, VAR ICE LIBOR USD 3 Month+0.810%, 01/23/2026	7,335	7,097
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	8,222	7,997
Bank of America MTN
5.000%, 01/21/2044	455	490
4.450%, 03/03/2026	900	908
4.000%, 04/01/2024	63	64
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029	3,015	2,976

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.705%, VAR ICE LIBOR USD 3 Month+1.512%, 04/24/2028	$13,945	$13,476
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	60	58
3.248%, 10/21/2027	7,790	7,301
2.369%, VAR ICE LIBOR USD 3 Month+0.660%, 07/21/2021	625	614
2.328%, VAR ICE LIBOR USD 3 Month+0.630%, 10/01/2021	4,405	4,317
Bank of America NA
6.000%, 10/15/2036	455	546
Bank of Montreal MTN
2.100%, 12/12/2019	1,155	1,143
1.900%, 08/27/2021	4,875	4,687
1.500%, 07/18/2019	2,977	2,938
Bank of New York Mellon MTN
4.600%, 01/15/2020	1,675	1,723
2.600%, 08/17/2020	3,745	3,717
2.450%, 08/17/2026	670	612
2.200%, 08/16/2023	4,170	3,943
2.150%, 02/24/2020	2,825	2,795
Bank of Nova Scotia
3.125%, 04/20/2021	15,000	14,967
2.500%, 01/08/2021	1,110	1,094
2.450%, 09/19/2022	4,090	3,947
Bank One Capital III
8.750%, 09/01/2030	621	863
BankBoston Capital Trust IV
2.647%, VAR ICE LIBOR USD 3 Month+0.600%, 06/08/2028	550	549
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/2029	5,150	5,128
4.338%, VAR ICE LIBOR USD 3 Month+1.356%, 05/16/2024	4,135	4,136
BB&T MTN
2.850%, 10/26/2024	2,460	2,359
BBVA Bancomer
6.750%, 09/30/2022 (A)	1,975	2,097
Berkshire Hathaway
3.125%, 03/15/2026	1,978	1,921
2.750%, 03/15/2023	1,975	1,942
2.513%, VAR ICE LIBOR USD 3 Month+0.150%, 08/06/2018	1,190	1,190
Berkshire Hathaway Finance
4.400%, 05/15/2042	110	115
1.700%, 03/15/2019	7,210	7,174
Blackstone Holdings Finance
5.000%, 06/15/2044 (A)	738	778
4.450%, 07/15/2045 (A)	1,534	1,502
BNP Paribas
3.375%, 01/09/2025 (A)	3,335	3,167

SEI Institutional Investments Trust / Annual Report / May 31, 2018	299

SCHEDULE OF INVESTMENTS

May 31, 2018

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
BNP Paribas MTN
4.375%, VAR USD Swap Semi 30/360 5 Year Curr+1.483%, 03/01/2033 (A)	$890	$845
3.500%, 03/01/2023 (A)	2,615	2,569
Branch Banking & Trust
3.800%, 10/30/2026	1,780	1,786
2.850%, 04/01/2021	5,617	5,590
Brighthouse Financial
3.700%, 06/22/2027	2,660	2,426
Capital One
2.250%, 09/13/2021	2,050	1,977
Capital One Financial
3.300%, 10/30/2024	9,443	9,036
3.200%, 01/30/2023	5,135	5,007
2.500%, 05/12/2020	6,650	6,568
Carlyle Holdings Finance LLC
3.875%, 02/01/2023 (A)	3,214	3,231
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	1,316	1,404
CDP Financial
5.600%, 11/25/2039 (A)	700	894
4.400%, 11/25/2019 (A)	3,790	3,889
Charles Schwab
4.450%, 07/22/2020	1,720	1,776
3.850%, 05/21/2025	5,665	5,750
2.650%, 01/25/2023	8,836	8,603
Chubb INA Holdings
4.350%, 11/03/2045	1,138	1,184
2.875%, 11/03/2022	2,045	2,016
2.300%, 11/03/2020	7,290	7,181
Cincinnati Financial
6.125%, 11/01/2034	1,000	1,211
Citibank
2.100%, 06/12/2020	2,000	1,967
Citigroup
8.125%, 07/15/2039	1,365	1,966
5.500%, 09/13/2025	915	979
4.450%, 09/29/2027	880	872
3.668%, VAR ICE LIBOR USD 3 Month+1.390%, 07/24/2028	70	67
3.400%, 05/01/2026	6,375	6,074
Cooperatieve Rabobank UA
4.625%, 12/01/2023	3,125	3,168
Credit Agricole MTN
4.000%, VAR USD Swap Semi 30/360 5 Year Curr+1.644%, 01/10/2033 (A)	1,340	1,237
3.750%, 04/24/2023 (A)	4,640	4,577
3.250%, 10/04/2024 (A)	2,500	2,367
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026	1,180	1,186
Credit Suisse NY
3.000%, 10/29/2021	3,910	3,875

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Discover Bank
3.350%, 02/06/2023	$2,865	$2,813
Discover Financial Services
3.950%, 11/06/2024	1,580	1,552
Fairfax Financial Holdings
4.850%, 04/17/2028 (A)	1,815	1,805
Farmers Exchange Capital III
5.454%, VAR ICE LIBOR USD 3 Month+3.454%, 10/15/2054 (A)	1,750	1,759
Fifth Third Bancorp
3.950%, 03/14/2028	130	129
Fifth Third Bank
2.875%, 10/01/2021	3,570	3,533
First Republic Bank
2.500%, 06/06/2022	1,718	1,661
Five Corners Funding Trust
4.419%, 11/15/2023 (A)	5,440	5,635
Goldman Sachs Capital I
6.345%, 02/15/2034	180	209
Goldman Sachs Group
6.750%, 10/01/2037	1,630	1,963
6.250%, 02/01/2041	3,150	3,782
5.750%, 01/24/2022	465	500
5.150%, 05/22/2045	1,345	1,387
4.750%, 10/21/2045	1,525	1,543
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	555	541
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	10,497	10,333
3.850%, 01/26/2027	150	146
3.691%, VAR ICE LIBOR USD 3 Month+1.510%, 06/05/2028	2,005	1,911
3.500%, 01/23/2025	2,360	2,291
3.500%, 11/16/2026	7,133	6,778
3.491%, VAR ICE LIBOR USD 3 Month+1.170%, 05/15/2026	1,125	1,118
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/2025	7,765	7,415
3.000%, 04/26/2022	7,365	7,240
2.876%, VAR ICE LIBOR USD 3 Month+0.821%, 10/31/2022	3,263	3,185
2.600%, 04/23/2020	3,000	2,971
Goldman Sachs Group MTN
7.500%, 02/15/2019	1,172	1,210
4.800%, 07/08/2044	3,955	4,013
4.109%, VAR ICE LIBOR USD 3 Month+1.750%, 10/28/2027	1,680	1,734
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	4,315	4,167
Hartford Financial Services Group
5.500%, 03/30/2020	3,825	3,985
HSBC Bank PLC
7.650%, 05/01/2025	2,515	2,971

300	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
HSBC Bank USA
5.875%, 11/01/2034	$5,320	$6,199
4.875%, 08/24/2020	7,129	7,393
HSBC Holdings
6.500%, 09/15/2037	525	631
6.500%, VAR USD ICE Swap 11:00 NY 5 Yr+3.606%, 09/23/2166	3,330	3,301
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	9,817	9,631
3.950%, VAR ICE LIBOR USD 3 Month+0.987%, 05/18/2024	2,575	2,582
3.900%, 05/25/2026	1,245	1,225
3.262%, VAR ICE LIBOR USD 3 Month+1.055%, 03/13/2023	7,120	7,009
Huntington Bancshares
4.000%, 05/15/2025	2,250	2,265
Huntington National Bank
2.375%, 03/10/2020	2,295	2,269
2.200%, 11/06/2018	2,225	2,222
Hyundai Capital America MTN
2.000%, 07/01/2019 (A)	600	592
Infinity Property & Casualty
5.000%, 09/19/2022	1,105	1,137
ING Bank
5.800%, 09/25/2023 (A)	2,195	2,346
Intercontinental Exchange
2.750%, 12/01/2020	5,660	5,635
Intesa Sanpaolo
3.875%, 01/12/2028 (A)	2,970	2,593
3.125%, 07/14/2022 (A)	4,060	3,808
JPMorgan Chase
6.400%, 05/15/2038	3,152	3,948
5.500%, 10/15/2040	1,000	1,150
4.625%, 05/10/2021	940	979
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048	1,345	1,303
4.250%, 10/15/2020	880	901
3.964%, VAR ICE LIBOR USD 3 Month+1.380%, 11/15/2048	390	361
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	5,040	4,642
3.875%, 09/10/2024	2,200	2,181
3.509%, VAR ICE LIBOR USD 3 Month+0.945%, 01/23/2029	16,247	15,493
3.250%, 09/23/2022	3,859	3,828
3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/2025	2,370	2,297
3.200%, 06/15/2026	3,765	3,579
2.700%, 05/18/2023	3,970	3,813
KKR Group Finance III LLC
5.125%, 06/01/2044 (A)	5,408	5,524
Kreditanstalt fuer Wiederaufbau
2.125%, 01/17/2023	3,320	3,212

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Kreditanstalt fuer Wiederaufbau MTN
1.750%, 03/31/2020	$4,060	$4,001
1.500%, 04/20/2020	3,685	3,611
Lloyds Banking Group PLC
2.907%, VAR ICE LIBOR USD 3 Month+0.810%, 11/07/2023	5,590	5,344
Macquarie Group
3.189%, VAR ICE LIBOR USD 3 Month+1.023%, 11/28/2023 (A)	4,333	4,140
Manufacturers & Traders Trust
2.050%, 08/17/2020	4,180	4,093
MetLife
4.050%, 03/01/2045	1,250	1,171
3.000%, 03/01/2025	2,500	2,389
Metropolitan Life Global Funding I
2.400%, 01/08/2021 (A)	6,000	5,884
2.300%, 04/10/2019 (A)	3,500	3,491
Mitsubishi UFJ Financial Group
2.998%, 02/22/2022	4,965	4,890
Moody’s
5.500%, 09/01/2020	1,302	1,368
Morgan Stanley
3.625%, 01/20/2027	10,530	10,182
3.155%, VAR ICE LIBOR USD 3 Month+0.800%, 02/14/2020	500	502
2.800%, 06/16/2020	3,940	3,916
2.650%, 01/27/2020	2,900	2,883
Morgan Stanley MTN
7.300%, 05/13/2019	1,905	1,983
6.375%, 07/24/2042	2,095	2,610
5.500%, 07/24/2020	105	110
4.350%, 09/08/2026	200	199
4.300%, 01/27/2045	1,595	1,535
4.000%, 07/23/2025	3,100	3,117
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	1,915	1,802
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	4,660	4,507
3.759%, VAR ICE LIBOR USD 3 Month+1.400%, 10/24/2023	4,730	4,840
3.750%, 02/25/2023	12,402	12,455
3.591%, VAR ICE LIBOR USD 3 Month+1.340%, 07/22/2028	655	626
2.500%, 04/21/2021	5,950	5,827
MUFG Americas Holdings
3.000%, 02/10/2025	3,875	3,729
National Rural Utilities Cooperative Finance
4.750%, VAR ICE LIBOR USD 3 Month+2.910%, 04/30/2043	2,056	2,097
4.023%, 11/01/2032	3,395	3,480
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)	1,360	2,159

SEI Institutional Investments Trust / Annual Report / May 31, 2018	301

SCHEDULE OF INVESTMENTS

May 31, 2018

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
New York Life Global Funding
1.950%, 02/11/2020 (A)	$3,500	$3,448
1.550%, 11/02/2018 (A)	125	125
New York Life Global Funding MTN
2.000%, 04/13/2021 (A)	11,500	11,168
Nordea Bank MTN
2.375%, 04/04/2019 (A)	3,965	3,957
Nuveen Finance LLC
2.950%, 11/01/2019 (A)	3,570	3,562
Pacific Life Insurance
4.300%, VAR ICE LIBOR USD 3 Month+2.796%, 10/24/2067 (A)	2,340	2,084
PNC Bank
3.300%, 10/30/2024	1,840	1,814
2.250%, 07/02/2019	945	941
2.150%, 04/29/2021	5,725	5,565
Pricoa Global Funding I
2.200%, 06/03/2021 (A)	3,540	3,449
Principal Life Global Funding II
2.625%, 11/19/2020 (A)	3,038	3,004
2.375%, 11/21/2021 (A)	3,000	2,911
Principal Life Global Funding II MTN
2.150%, 01/10/2020 (A)	1,250	1,234
Prudential Financial MTN
5.700%, 12/14/2036	1,660	1,935
Royal Bank of Canada MTN
2.500%, 01/19/2021	2,165	2,133
2.125%, 03/02/2020	2,455	2,421
Royal Bank of Scotland Group
3.498%, VAR ICE LIBOR USD 3 Month+1.480%, 05/15/2023	7,800	7,610
S&P Global
3.300%, 08/14/2020	2,543	2,556
Securian Financial Group
4.800%, 04/15/2048 (A)	1,938	1,942
Sumitomo Mitsui Trust Bank
2.050%, 03/06/2019 (A)	3,000	2,985
SunTrust Bank
2.900%, 03/03/2021	2,380	2,359
2.250%, 01/31/2020	3,640	3,602
Svenska Handelsbanken
1.950%, 09/08/2020	2,364	2,306
Svenska Handelsbanken MTN
3.350%, 05/24/2021	7,200	7,234
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (A)	1,990	2,149
4.270%, 05/15/2047 (A)	785	772
Toronto-Dominion Bank
3.625%, VAR USD Swap Semi 30/360 5 Year Curr+2.205%, 09/15/2031	2,850	2,732

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Travelers
3.750%, 05/15/2046	$1,505	$1,405
UBS
2.450%, 12/01/2020 (A)	2,930	2,874
UBS Group Funding Switzerland
4.253%, 03/23/2028 (A)	2,555	2,540
4.125%, 09/24/2025 (A)	1,320	1,317
3.491%, 05/23/2023 (A)	4,045	3,986
2.950%, 09/24/2020 (A)	8,775	8,711
US Bancorp MTN
2.950%, 07/15/2022	2,110	2,070
2.625%, 01/24/2022	2,184	2,152
US Bank
2.125%, 10/28/2019	3,195	3,171
Validus Holdings
8.875%, 01/26/2040	1,760	2,617
WEA Finance LLC
3.250%, 10/05/2020 (A)	150	150
2.700%, 09/17/2019 (A)	2,500	2,488
Wells Fargo
3.069%, 01/24/2023	6,680	6,514
3.000%, 04/22/2026	6,237	5,831
2.500%, 03/04/2021	3,820	3,747
Wells Fargo MTN
4.900%, 11/17/2045	1,470	1,482
4.750%, 12/07/2046	3,303	3,263
4.400%, 06/14/2046	3,660	3,422
4.300%, 07/22/2027	939	931
3.584%, VAR ICE LIBOR USD 3 Month+1.310%, 05/22/2028	6,541	6,258
2.150%, 01/30/2020	7,850	7,750
Westpac Banking
4.625%, 06/01/2018	3,466	3,466
XL Capital
6.375%, 11/15/2024	3,365	3,816

		771,381

Health Care — 7.1%
Abbott Laboratories
4.900%, 11/30/2046	945	1,017
2.350%, 11/22/2019	2,931	2,915
AbbVie
2.500%, 05/14/2020	7,270	7,206
Aetna Inc
3.875%, 08/15/2047	1,988	1,780
2.750%, 11/15/2022	3,735	3,617
1.700%, 06/07/2018	120	120
Amgen
6.375%, 06/01/2037	1,799	2,222
Anthem
4.375%, 12/01/2047	650	611
3.650%, 12/01/2027	2,145	2,049

302	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
AstraZeneca
6.450%, 09/15/2037	$1,980	$2,499
2.375%, 11/16/2020	3,100	3,052
2.375%, 06/12/2022	1,675	1,611
Celgene
3.250%, 02/20/2023	4,468	4,378
Cigna
3.050%, 10/15/2027	2,020	1,833
Coventry Health Care
5.450%, 06/15/2021	1,480	1,565
Covidien International Finance
6.550%, 10/15/2037	1,390	1,835
CVS Health
5.050%, 03/25/2048	4,631	4,749
4.780%, 03/25/2038	5,180	5,167
4.300%, 03/25/2028	7,470	7,433
4.100%, 03/25/2025	9,357	9,391
3.700%, 03/09/2023	2,100	2,096
Dignity Health
2.637%, 11/01/2019	4,364	4,343
Eli Lilly
3.100%, 05/15/2027	2,355	2,278
Express Scripts Holding
2.600%, 11/30/2020	3,000	2,947
2.250%, 06/15/2019	3,500	3,479
Gilead Sciences
4.800%, 04/01/2044	1,300	1,362
4.750%, 03/01/2046	1,740	1,809
4.000%, 09/01/2036	1,590	1,533
2.950%, 03/01/2027	3,170	2,975
2.550%, 09/01/2020	7,210	7,153
GlaxoSmithKline Capital
3.875%, 05/15/2028	2,040	2,073
3.625%, 05/15/2025	3,420	3,435
3.375%, 05/15/2023	3,090	3,099
GlaxoSmithKline Capital PLC
3.125%, 05/14/2021	4,875	4,893
Johnson & Johnson
2.900%, 01/15/2028	2,435	2,344
2.625%, 01/15/2025	7,063	6,772
Medtronic
4.625%, 03/15/2045	6,722	7,263
4.375%, 03/15/2035	4,296	4,511
2.500%, 03/15/2020	8,420	8,379
Merck
3.600%, 09/15/2042	2,000	1,890
2.750%, 02/10/2025	1,015	975
2.350%, 02/10/2022	3,780	3,694
Mylan
5.250%, 06/15/2046	135	131
New York and Presbyterian Hospital
4.763%, 08/01/2116	1,395	1,436

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Pfizer
7.200%, 03/15/2039	$1,500	$2,122
3.000%, 12/15/2026	2,145	2,071
Pharmacia
6.600%, 12/01/2028	1,000	1,252
Stryker
2.000%, 03/08/2019	3,645	3,628
UnitedHealth Group
6.875%, 02/15/2038	2,300	3,128
6.500%, 06/15/2037	1,645	2,157
4.700%, 02/15/2021	4,760	4,954
4.625%, 07/15/2035	925	993
4.200%, 01/15/2047	1,432	1,438
3.750%, 07/15/2025	3,700	3,721
2.950%, 10/15/2027	2,445	2,306
2.875%, 03/15/2023	3,300	3,241
2.375%, 10/15/2022	4,415	4,261
2.125%, 03/15/2021	6,980	6,816
Wyeth
5.950%, 04/01/2037	1,640	2,059
		190,067

Industrials — 7.0%
Airbus
3.950%, 04/10/2047 (A)	2,800	2,759
American Airlines, Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	5,411	5,600
Aviation Capital Group LLC
2.875%, 01/20/2022 (A)	2,055	1,997
BAE Systems Holdings
3.800%, 10/07/2024 (A)	1,700	1,700
BAE Systems PLC
5.800%, 10/11/2041 (A)	1,940	2,260
Boeing
3.625%, 03/01/2048	1,415	1,344
3.550%, 03/01/2038	1,185	1,146
2.500%, 03/01/2025	1,440	1,354
1.875%, 06/15/2023	3,020	2,849
Burlington Northern Santa Fe LLC
6.150%, 05/01/2037	2,440	3,046
4.550%, 09/01/2044	4,100	4,306
4.150%, 04/01/2045	2,560	2,558
4.050%, 06/15/2048	1,295	1,276
Caterpillar
3.803%, 08/15/2042	1,475	1,432
3.400%, 05/15/2024	3,050	3,056
Caterpillar Financial Services MTN
2.950%, 05/15/2020	10,000	10,006
2.550%, 11/29/2022	8,265	8,024
2.250%, 12/01/2019	215	214
2.000%, 11/29/2019	4,285	4,241

SEI Institutional Investments Trust / Annual Report / May 31, 2018	303

SCHEDULE OF INVESTMENTS

May 31, 2018

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.350%, 05/18/2019	$1,030	$1,018
Continental Airlines, Pass-Through Trust, Ser 2009-2, Cl A
7.250%, 11/10/2019	122	128
Continental Airlines, Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	3,768	3,785
Delta Air Lines, Pass-Through Trust, Ser 2012-1, Cl A
4.750%, 05/07/2020	2,532	2,588
Delta Air Lines, Pass-Through Trust, Ser 2015-1, Cl A
3.875%, 07/30/2027	1,403	1,394
Embraer Netherlands Finance BV
5.400%, 02/01/2027	775	793
Fortive
2.350%, 06/15/2021	1,830	1,781
GE Capital International Funding Unlimited Co
4.418%, 11/15/2035	13,951	13,443
3.373%, 11/15/2025	6,155	5,911
2.342%, 11/15/2020	7,076	6,930
General Dynamics
1.875%, 08/15/2023	2,600	2,426
General Electric
5.000%, VAR ICE LIBOR USD 3 Month+3.330%, 12/29/2049	1,988	1,964
4.125%, 10/09/2042	2,395	2,200
2.700%, 10/09/2022	3,900	3,791
General Electric MTN
5.875%, 01/14/2038	1,600	1,831
Harris
4.400%, 06/15/2028	3,290	3,331
Honeywell International
1.800%, 10/30/2019	5,195	5,140
John Deere Capital
2.550%, 01/08/2021	2,500	2,479
John Deere Capital MTN
2.800%, 03/04/2021	3,435	3,415
2.650%, 06/24/2024	4,710	4,516
2.650%, 06/10/2026	340	318
2.450%, 09/11/2020	2,581	2,557
1.650%, 10/15/2018	1,340	1,336
Norfolk Southern
4.050%, 08/15/2052	2,920	2,762
Northrop Grumman
2.930%, 01/15/2025	4,780	4,554
PACCAR Financial MTN
2.200%, 09/15/2019	4,000	3,984
1.650%, 08/11/2021	1,200	1,150
1.200%, 08/12/2019	1,425	1,401

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Penske Truck Leasing LP
3.950%, 03/10/2025 (A)	$2,752	$2,741
Raytheon
7.200%, 08/15/2027	1,150	1,456
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (A)	2,000	1,974
1.700%, 09/15/2021 (A)	4,095	3,913
SMBC Aviation Capital Finance DAC
3.000%, 07/15/2022 (A)	2,035	1,976
Southwest Airlines, Pass-Through Trust, Ser 2007-1
6.150%, 08/01/2022	628	668
TTX MTN
2.600%, 06/15/2020 (A)	2,620	2,593
2.250%, 02/01/2019 (A)	550	548
Union Pacific
4.050%, 03/01/2046	225	220
4.000%, 02/01/2021	5,000	5,113
3.600%, 09/15/2037	3,340	3,147
United Airlines Pass-Through Trust, Ser 2016-1, Cl B
3.650%, 01/07/2026	2,445	2,387
United Airlines Pass-Through Trust, Ser 2018-1, Cl B
4.600%, 03/01/2026	1,330	1,325
United Parcel Service
3.750%, 11/15/2047	3,396	3,194
United Technologies
4.500%, 06/01/2042	2,300	2,271
2.800%, 05/04/2024	6,305	5,981
US Airways, Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	143	146
WW Grainger
4.200%, 05/15/2047	2,510	2,479

		188,226

Information Technology — 6.7%
Apple
4.650%, 02/23/2046	4,895	5,351
4.500%, 02/23/2036	2,480	2,711
4.375%, 05/13/2045	515	539
3.850%, 08/04/2046	7,255	7,019
3.350%, 02/09/2027	3,965	3,908
3.250%, 02/23/2026	18,605	18,321
3.000%, 02/09/2024	3,955	3,889
2.850%, 05/06/2021	2,892	2,898
2.450%, 08/04/2026	1,055	973
Applied Materials
2.625%, 10/01/2020	2,312	2,305
Broadcom
3.875%, 01/15/2027	4,375	4,177

304	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.650%, 01/15/2023	$3,066	$2,908
Cisco Systems
5.900%, 02/15/2039	2,007	2,531
2.450%, 06/15/2020	6,375	6,348
2.200%, 02/28/2021	4,290	4,214
2.200%, 09/20/2023	4,220	4,000
Dell International LLC
8.350%, 07/15/2046 (A)	5,235	6,366
8.100%, 07/15/2036 (A)	1,410	1,657
Intel
4.000%, 12/15/2032	4,300	4,442
3.734%, 12/08/2047 (A)	2,616	2,504
2.875%, 05/11/2024	3,330	3,246
Juniper Networks
3.300%, 06/15/2020	3,427	3,422
Mastercard
2.950%, 11/21/2026	2,350	2,271
Microsoft
4.100%, 02/06/2037	6,413	6,743
4.000%, 02/12/2055	1,100	1,098
3.700%, 08/08/2046	9,309	9,032
3.500%, 02/12/2035	1,345	1,308
3.450%, 08/08/2036	120	116
3.300%, 02/06/2027	5,000	4,953
3.125%, 11/03/2025	2,483	2,446
2.400%, 08/08/2026	6,045	5,611
2.000%, 08/08/2023	4,700	4,463
Oracle
4.300%, 07/08/2034	3,465	3,628
4.000%, 07/15/2046	6,155	6,040
4.000%, 11/15/2047	3,860	3,787
3.800%, 11/15/2037	1,400	1,369
2.500%, 05/15/2022	4,700	4,604
2.400%, 09/15/2023	3,995	3,829
QUALCOMM
4.300%, 05/20/2047	5,188	4,896
2.600%, 01/30/2023	2,875	2,751
2.100%, 05/20/2020	2,010	2,005
Texas Instruments
4.150%, 05/15/2048	6,054	6,323
Visa
3.150%, 12/14/2025	400	391
2.200%, 12/14/2020	2,930	2,885
VMware
2.950%, 08/21/2022	5,075	4,885
		179,163

Materials — 0.8%
Barrick North America Finance LLC
4.400%, 05/30/2021	810	839
BHP Billiton Finance USA
6.420%, 03/01/2026	1,510	1,765

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.000%, 09/30/2043	$1,400	$1,596
Braskem Netherlands Finance BV
4.500%, 01/10/2028 (A)	1,515	1,418
3.500%, 01/10/2023 (A)	2,370	2,246
Ecolab
2.000%, 01/14/2019	2,795	2,782
EI du Pont de Nemours
2.200%, 05/01/2020	2,855	2,819
Nacional del Cobre de Chile
3.625%, 08/01/2027 (A)	2,055	1,955
Praxair
3.200%, 01/30/2026	2,315	2,269
Rio Tinto Finance USA
5.200%, 11/02/2040	1,185	1,359
Vale Overseas
6.875%, 11/10/2039	1,200	1,365
		20,413

Real Estate — 2.1%
American Tower Trust I, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (A)	4,900	4,831
AvalonBay Communities MTN
3.350%, 05/15/2027	2,980	2,863
Boston Properties
3.850%, 02/01/2023	2,780	2,807
HCP
4.250%, 11/15/2023	4,200	4,248
Kimco Realty
3.300%, 02/01/2025	2,125	2,028
2.700%, 03/01/2024	2,355	2,192
Realty Income
3.650%, 01/15/2028	1,232	1,185
3.250%, 10/15/2022	4,970	4,911
Regency Centers
4.400%, 02/01/2047	1,510	1,447
Simon Property Group
6.750%, 02/01/2040	470	614
4.375%, 03/01/2021	2,300	2,370
4.250%, 11/30/2046	1,864	1,825
3.375%, 10/01/2024	5,488	5,374
2.200%, 02/01/2019	3,480	3,471
Ventas Realty
3.125%, 06/15/2023	1,560	1,516
3.100%, 01/15/2023	2,500	2,439
2.700%, 04/01/2020	1,396	1,383
Vornado Realty
3.500%, 01/15/2025	3,895	3,757
Welltower
6.125%, 04/15/2020	2,000	2,103
4.125%, 04/01/2019	3,100	3,124

SEI Institutional Investments Trust / Annual Report / May 31, 2018	305

SCHEDULE OF INVESTMENTS

May 31, 2018

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
WP Carey
4.600%, 04/01/2024	$2,670	$2,714
		57,202

Telecommunication Services — 2.7%
America Movil
6.125%, 03/30/2040	1,345	1,592
3.125%, 07/16/2022	10,540	10,383
AT&T Inc
8.250%, 11/15/2031 (A)	870	1,153
5.450%, 03/01/2047	1,185	1,208
5.250%, 03/01/2037	1,025	1,041
4.750%, 05/15/2046	1,070	990
4.500%, 03/09/2048	1,145	1,018
3.712%, 11/27/2022 (A)(B)	6,000	5,098
3.400%, 05/15/2025	3,500	3,343
SES
3.600%, 04/04/2023 (A)	5,399	5,234
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	1,204	1,008
2.500%, 03/25/2019 (A)	4,504	4,483
Sprint Spectrum LLC
4.738%, 03/20/2025 (A)	4,850	4,820
3.360%, 09/20/2021 (A)	1,948	1,933
Telefonos de Mexico
5.500%, 11/15/2019	9,515	9,848
Tencent Holdings MTN
3.595%, 01/19/2028 (A)	650	623
Verizon Communications
5.012%, 08/21/2054	1,342	1,286
4.522%, 09/15/2048	3,279	3,020
Vodafone Group
5.250%, 05/30/2048	2,940	2,981
5.000%, 05/30/2038	825	823
4.375%, 05/30/2028	4,560	4,549
4.125%, 05/30/2025	3,500	3,497
3.750%, 01/16/2024	2,294	2,282
		72,213

Utilities — 7.8%
Alabama Power Co
3.850%, 12/01/2042	600	585
3.700%, 12/01/2047	2,800	2,662
2.450%, 03/30/2022	2,645	2,576
Ameren Illinois
2.700%, 09/01/2022	2,000	1,959
Berkshire Hathaway Energy
3.800%, 07/15/2048	1,065	1,001
3.250%, 04/15/2028	1,720	1,649
2.000%, 11/15/2018	4,470	4,460
CenterPoint Energy Houston Electric
4.500%, 04/01/2044	2,215	2,421

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Commonwealth Edison
4.700%, 01/15/2044	$2,000	$2,191
4.000%, 08/01/2020	35	36
2.550%, 06/15/2026	4,665	4,334
Consolidated Edison
2.000%, 03/15/2020	2,110	2,073
Consolidated Edison of New York
3.875%, 06/15/2047	3,000	2,878
3.800%, 05/15/2028	6,000	6,096
Dominion Energy
5.250%, 08/01/2033	2,231	2,434
1.600%, 08/15/2019	6,400	6,295
Duke Energy
2.100%, 06/15/2018	390	390
Duke Energy Carolinas LLC
5.300%, 02/15/2040	1,700	2,009
3.900%, 06/15/2021	245	250
3.875%, 03/15/2046	3,800	3,724
Duke Energy Florida LLC
3.100%, 08/15/2021	4,530	4,544
Duke Energy Indiana LLC
6.350%, 08/15/2038	355	463
4.900%, 07/15/2043	250	280
Duke Energy Progress LLC
4.200%, 08/15/2045	2,260	2,329
4.100%, 05/15/2042	1,006	1,028
3.000%, 09/15/2021	3,745	3,746
2.800%, 05/15/2022	4,400	4,352
Edison International
2.950%, 03/15/2023	1,695	1,642
2.400%, 09/15/2022	4,310	4,113
Electricite de France
4.950%, 10/13/2045 (A)	2,100	2,213
4.750%, 10/13/2035 (A)	955	998
2.150%, 01/22/2019 (A)	4,000	3,985
Enel Finance International
4.750%, 05/25/2047 (A)	285	272
2.875%, 05/25/2022 (A)	4,180	4,004
Entergy Mississippi
2.850%, 06/01/2028	3,820	3,538
Eversource Energy
2.900%, 10/01/2024	4,700	4,472
2.750%, 03/15/2022	1,325	1,297
Exelon
3.950%, 06/15/2025	1,846	1,842
Florida Power & Light
5.960%, 04/01/2039	145	186
5.690%, 03/01/2040	1,621	2,001
4.125%, 02/01/2042	3,535	3,610
Georgia Power
4.300%, 03/15/2043	3,950	4,049
1.950%, 12/01/2018	6,759	6,736

306	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Great Plains Energy
5.292%, 06/15/2022 (C)	$1,090	$1,148
Indianapolis Power & Light
4.700%, 09/01/2045 (A)	2,420	2,564
4.050%, 05/01/2046 (A)	60	59
Kansas City Power & Light
7.150%, 04/01/2019	3,880	4,017
Kentucky Utilities
5.125%, 11/01/2040	320	374
MidAmerican Energy
2.400%, 03/15/2019	3,045	3,040
Niagara Mohawk Power
4.278%, 10/01/2034 (A)	1,959	2,026
3.508%, 10/01/2024 (A)	135	135
Northern States Power
7.125%, 07/01/2025	3,220	3,933
Oglethorpe Power
5.375%, 11/01/2040	1,525	1,734
4.250%, 04/01/2046	1,195	1,154
4.200%, 12/01/2042	175	167
Oncor Electric Delivery LLC
5.300%, 06/01/2042	3,180	3,798
3.750%, 04/01/2045	3,325	3,219
Pacific Gas & Electric
5.800%, 03/01/2037	2,226	2,527
3.750%, 02/15/2024	1,985	1,979
PacifiCorp
6.250%, 10/15/2037	2,195	2,861
6.000%, 01/15/2039	4,345	5,548
2.950%, 06/01/2023	4,940	4,866
PECO Energy
1.700%, 09/15/2021	1,220	1,168
PPL Electric Utilities
3.950%, 06/01/2047	1,802	1,792
Public Service Electric & Gas MTN
4.050%, 05/01/2048	2,792	2,821
3.700%, 05/01/2028	1,180	1,193
1.800%, 06/01/2019	4,198	4,160
Public Service of Colorado
6.250%, 09/01/2037	220	285
Public Service of Oklahoma
6.625%, 11/15/2037	960	1,239
San Diego Gas & Electric
4.500%, 08/15/2040	2,025	2,170
3.600%, 09/01/2023	1,224	1,241
3.000%, 08/15/2021	3,840	3,832
Sempra Energy
4.000%, 02/01/2048	500	463
3.800%, 02/01/2038	1,205	1,122
3.400%, 02/01/2028	1,785	1,691
2.900%, 02/01/2023	4,174	4,079

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southern California Edison
5.750%, 04/01/2035	$2,508	$2,994
3.875%, 06/01/2021	8,795	8,989
1.845%, 02/01/2022	3,123	3,070
Southern California Gas
5.125%, 11/15/2040	10	12
3.750%, 09/15/2042	185	180
Union Electric
4.000%, 04/01/2048	2,050	2,032
Virginia Electric & Power
4.000%, 11/15/2046	1,175	1,145
2.950%, 11/15/2026	5,318	5,032
Wisconsin Power & Light
3.050%, 10/15/2027	2,445	2,331
		209,913
Total Corporate Obligations (Cost $2,307,068) ($ Thousands)		2,256,479

U.S. TREASURY OBLIGATIONS — 7.0%
U.S. Treasury Bonds
4.500%, 05/15/2038	4,217	5,236
3.000%, 02/15/2048	30,700	30,789
2.750%, 11/15/2047	3,005	2,866
U.S. Treasury Notes
2.875%, 04/30/2025	7,270	7,319
2.875%, 05/31/2025	13,295	13,383
2.875%, 05/15/2028	31,995	32,136
2.750%, 04/30/2023	5,975	5,998
2.750%, 05/31/2023	16,115	16,179
2.750%, 02/15/2028	16,830	16,711
2.625%, 05/15/2021	32,355	32,444
2.500%, 05/31/2020	3,840	3,847
2.375%, 04/30/2020	11,430	11,422
2.375%, 01/31/2023	5,181	5,117
2.250%, 02/15/2027	3,876	3,703
Total U.S. Treasury Obligations (Cost $185,042) ($ Thousands)		187,150

MUNICIPAL BONDS — 1.9%
California — 0.8%
Bay Area, Toll Authority, Build America Project, Sub-Ser S1, RB
6.793%, 04/01/2030	1,222	1,457
California State, GO Callable 10/01/2019 @ 100
2.193%, 04/01/2047 (D)	2,000	1,981

SEI Institutional Investments Trust / Annual Report / May 31, 2018	307

SCHEDULE OF INVESTMENTS

May 31, 2018

Intermediate Duration Credit Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Build America Project, GO
7.600%, 11/01/2040	$560	$851
7.550%, 04/01/2039	3,205	4,773
7.500%, 04/01/2034	5,125	7,208
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	2,070	2,730
Regents of the University of California, Medical Center Pooled Revenue, Build America Project, Ser H, RB
6.548%, 05/15/2048	120	163
University of California, RB
5.770%, 05/15/2043	1,505	1,871
		21,034

Florida — 0.1%
Miami-Dade County, Aviation Revenue, Ser D, RB
1.917%, 10/01/2020	2,800	2,740

Georgia — 0.3%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	2,746	3,299
6.637%, 04/01/2057	4,412	5,526
		8,825

Illinois — 0.1%
Metropolitan Water Reclamation District of Greater Chicago, GO
5.720%, 12/01/2038	1,990	2,460

Kansas — 0.1%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037	1,455	1,547

Massachusetts — 0.0%
Massachusetts State, Build America Project, GO
4.910%, 05/01/2029	100	112
Massachusetts State, Build America Project, RB
5.731%, 06/01/2040	80	100
		212

New Jersey — 0.3%
New Jersey State, Economic Development Authority, Ser C, GO
3.882%, 06/15/2019	1,325	1,334
New Jersey State, Economic Development Authority, Ser B, RB, AGM
3.153%, 02/15/2020 (B)	4,500	4,280

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041	$2,500	$3,530
		9,144

New York — 0.1%
Port Authority of New York & New Jersey, RB
4.926%, 10/01/2051	165	195
4.458%, 10/01/2062	195	210
Port Authority of New York & New Jersey, Ser 181, RB
4.960%, 08/01/2046	1,280	1,507
New York City, Build America Project, GO
6.271%, 12/01/2037	200	264
		2,176

Texas — 0.1%
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	530	632
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	160	230
Texas State, Build America Project, GO
5.517%, 04/01/2039	540	672
		1,534

Total Municipal Bonds (Cost $49,687) ($ Thousands)		49,672

SOVEREIGN DEBT — 1.8%
Asian Development Bank MTN
1.000%, 08/16/2019	3,175	3,121
European Bank for Reconstruction & Development MTN
2.125%, 03/07/2022	3,255	3,173
European Investment Bank MTN
2.250%, 03/15/2022	3,930	3,848
1.875%, 03/15/2019	7,235	7,207
1.375%, 06/15/2020	4,645	4,534
1.250%, 05/15/2019	7,425	7,346
Export-Import Bank of Korea
2.750%, 01/25/2022	3,250	3,163
Inter-American Development Bank MTN
1.750% 10/15/2019	4,415	4,375
International Finance MTN
1.750%, 09/04/2018	4,445	4,439
Korea Gas MTN
2.750%, 07/20/2022 (A)	4,490	4,332
Province of Quebec Canada MTN
6.350%, 01/30/2026	270	320

308	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Qatar Government International Bond
5.103%, 04/23/2048 (A)	$1,310	$1,302
Saudi Government International Bond MTN
5.000%, 04/17/2049 (A)	310	300
4.625%, 10/04/2047 (A)	420	387

Total Sovereign Debt (Cost $48,558) ($ Thousands)		47,847

	Shares

CASH EQUIVALENT — 2.8%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	74,513,755	74,514

Total Cash Equivalent (Cost $74,514) ($ Thousands)		74,514

Total Investments in Securities— 97.8% (Cost $2,664,869) ($ Thousands)		$2,615,662

Percentages are based on Net Assets of $2,675,195 ($ Thousands).
**	Rate shown is the 7-day effective yield as of May 31,2018.
†	Investment in Affiliated Security (see Note 6).

††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $341,576 ($ Thousands), representing 12.8% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(C)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on May 31, 2018. The coupon on a step bond changes on a specified date.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

AGM— Assured Guaranty Municipal

Cl — Class

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$2,256,479	$–	$2,256,479
U.S. Treasury Obligations	–	187,150	–	187,150
Municipal Bonds	–	49,672	–	49,672
Sovereign Debt	–	47,847	–	47,847
Cash Equivalent	74,514	–	–	74,514

Total Investments in Securities	$74,514	$2,541,148	$–	$2,615,662

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$59,477	$1,792,524	$(1,777,487)	$74,514	$715

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	309

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Dynamic Asset Allocation Fund

† Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.1%

Consumer Discretionary — 12.1%
Amazon.com Inc *	2.7%	41,100	$66,977
Comcast Corp, Cl A	0.6	472,900	14,745
Home Depot Inc/The	0.9	119,232	22,243
McDonald’s Corp	0.5	81,300	13,009
Netflix Inc *	0.6	44,300	15,576
Walt Disney Co/The	0.6	153,462	15,265
Other Securities	6.2		155,559
			303,374

Consumer Staples — 6.6%
Altria Group Inc	0.4	195,300	10,886
Coca-Cola Co/The	0.7	391,800	16,847
PepsiCo Inc	0.6	145,062	14,542
Philip Morris International Inc	0.5	158,400	12,599
Procter & Gamble Co/The	0.8	257,336	18,829
Walmart Inc	0.5	148,065	12,221
Other Securities	3.1		78,292
			164,216

Energy — 5.9%
Chevron Corp	1.0	195,100	24,251
Exxon Mobil Corp	1.4	432,900	35,169
Other Securities	3.5		88,374
			147,794

Financials — 13.2%
Bank of America Corp	1.1	977,200	28,378
Berkshire Hathaway Inc, Cl B *	1.5	196,600	37,655
Citigroup Inc	0.7	262,300	17,493
JPMorgan Chase & Co	1.5	350,600	37,518
Wells Fargo & Co	1.0	448,300	24,204
Other Securities	7.4		186,292
			331,540

Health Care — 12.9%
Abbott Laboratories	0.4	178,939	11,010
AbbVie Inc	0.6	162,700	16,098
Amgen Inc	0.5	68,200	12,250
Johnson & Johnson	1.3	274,100	32,788
Medtronic PLC	0.5	138,155	11,926

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Merck & Co Inc	0.7%	275,100	$16,377
Pfizer Inc	0.9	607,796	21,838
UnitedHealth Group Inc	1.0	98,800	23,861
Other Securities	7.0		175,480
			321,628

Industrials — 9.3%
3M Co	0.5	60,700	11,972
Boeing Co/The	0.8	56,500	19,897
General Electric Co	0.5	885,392	12,466
Honeywell International Inc	0.5	77,300	11,434
Union Pacific Corp	0.5	80,900	11,549
Other Securities	6.5		166,611
			233,929

Information Technology — 24.5%
Adobe Systems Inc *	0.5	50,500	12,589
Alphabet Inc, Cl A *	1.3	30,445	33,489
Alphabet Inc, Cl C *	1.4	31,122	33,767
Apple Inc	3.9	518,700	96,929
Broadcom	0.4	42,193	10,636
Cisco Systems Inc	0.8	491,800	21,005
Facebook Inc, Cl A *	1.9	244,800	46,948
Intel Corp	1.1	478,000	26,386
International Business Machines Corp	0.5	87,358	12,344
Mastercard Inc, Cl A	0.7	94,200	17,909
Microsoft Corp	3.1	787,100	77,797
NVIDIA Corp	0.6	61,700	15,560
Oracle Corp	0.6	308,300	14,404
Texas Instruments Inc	0.5	101,100	11,314
Visa Inc, Cl A	1.0	184,100	24,065
Other Securities	6.2		157,609
			612,751

Materials — 2.7%
DowDuPont Inc	0.6	238,715	15,304
Other Securities	2.1		51,720
			67,024

Real Estate — 2.6%
Other Securities ‡	2.6		64,579

Telecommunication Services — 1.7%
AT&T Inc	0.8	626,816	20,259
Verizon Communications Inc	0.8	421,400	20,088
Other Securities	0.1		1,802
			42,149

310	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 2.6%
Other Securities (A)	2.6%		$65,905

Total Common Stock (Cost $1,342,954) ($ Thousands)			2,354,889

EXCHANGE TRADED FUND — 4.0%
SPDR S&P 500 ETF Trust (B)	4.0	368,058	99,722

Total Exchange Traded Fund (Cost $96,845) ($ Thousands)			99,722

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

RIGHTS — 0.0%
Other Securities	0.0%		$—

Total Rights (Cost $—) ($ Thousands)			—
Total Investments in Securities — 98.1% (Cost $1,439,799) ($ Thousands)			$2,454,611

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
S&P 500 Index E-MINI	(1,500)	Jun-2018	$(200,606)	$(202,912)	$(2,306)
TOPIX Index	1,554	Jun-2018	248,224	249,524	7,382

			$47,618	$46,612	$5,076

A list of the open forward foreign currency contracts held by the Fund at May 31, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	01/09/19	USD	12,123	SAR	45,474	$2
Bank of America	01/09/19	SAR	522,790	USD	138,832	(569)
Goldman Sachs	07/11/18	USD	6,257	JPY	677,971	3
Morgan Stanley	07/11/18	JPY	1,286,153	USD	11,838	(37)
UBS	07/11/18	USD	3,015	JPY	317,464	(84)

						$(685)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	311

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2018

Dynamic Asset Allocation Fund (Concluded)

A list of the open OTC swap agreements held by the Fund at May 31, 2018 is as follows:

Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas (B)	Bloomberg Commodity Index Total Return	USD T-Bill Auction High Rate Plus 11 BPS	Index Return	Quarterly	05/10/2019	USD	(247,071)	$448	$—	$448
Morgan Stanley	Russell 1000 Growth Total Return	Index Return	3-Month USD - LIBOR Plus 25 BPS	Quarterly	09/18/2018	USD	274,538	(2,510)	—	(2,510)
HSBC	Russell 1000 Growth Total Return	Index Return	3-Month USD - LIBOR Plus 16 BPS	Quarterly	04/23/2019	USD	126,887	(2,612)	—	(2,612)
Morgan Stanley	Russell 1000 Value Index Total Return	3-Month USD - LIBOR Plus 30 BPS	Index Return	Quarterly	09/18/2018	USD	(254,958)	(3,859)	—	(3,859)
HSBC	Russell 1000 Value Index Total Return	3-Month USD - LIBOR Plus 20 BPS	Index Return	Quarterly	04/23/2019	USD	(126,887)	(1,372)	—	(1,372)

								$(9,905)	$—	$(9,905)

Percentages are based on Net Assets of $2,503,365 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $1,116 ($ Thousands), or 0.0% of the net assets of the Fund (See Note 2).

(B)	Security, or a portion thereof, is held by the DAA Commodity Strategy Subsidiary Ltd. as of May 31, 2018.

Cl — Class

BPS — Basis Points

ETF — Exchange Traded Fund

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

OTC — Over-the-counter

PLC — Public Limited Company

S&P— Standard & Poor’s

SAR— Saudi Riyal

SPDR — S&P Depository Receipts

TOPIX — Tokyo Stock Price Index

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$ 2,354,889	$ —	$ —	$ 2,354,889
Exchange Traded Fund	99,722	—	—	99,722
Rights	—	—	—	—

Total Investments in Securities	$ 2,454,611	$ —	$ —	$ 2,454,611

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$ 7,382	$ —	$ —	$ 7,382
Unrealized Depreciation	(2,306)	—	—	(2,306)
Forwards Contracts *
Unrealized Appreciation	—	5	—	5
Unrealized Depreciation	—	(690)	—	(690)
OTC Swaps
Total Return Swaps *
Unrealized Appreciation	—	448	—	448
Unrealized Depreciation	—	(10,353)	—	(10,353)

Total Other Financial Instruments	$ 5,076	$ (10,590)	$ —	$ (5,514)

* Futures contracts, forwards contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

312	SEI Institutional Investments Trust / Annual Report / May 31, 2018

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Multi-Asset Real Return Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 66.4%
U.S. Treasury Bills **
2.203%, 05/23/2019 (A)	$25,944	$25,391
2.177%, 02/28/2019 (A)	72,000	70,861
2.047%, 11/29/2018 (A)	13,180	13,046
1.793%, 07/19/2018 (A) (F)	38,800	38,708
U.S. Treasury Inflation-Protected Securities
1.250%, 07/15/2020 (H)	77,174	78,772
0.625%, 07/15/2021 (H) (I)	130,121	130,999
0.625%, 04/15/2023	20,691	20,703
0.375%, 07/15/2023	4,354	4,324
0.375%, 07/15/2025	12,890	12,669
0.125%, 04/15/2019 (H)	27,426	27,321
0.125%, 04/15/2020 (H)	69,772	69,216
0.125%, 04/15/2021 (H)	31,607	31,195
0.125%, 01/15/2022	12,272	12,089
0.125%, 04/15/2022	24,831	24,377
0.125%, 07/15/2022	30,457	30,032
0.125%, 01/15/2023	37,036	36,292
0.125%, 07/15/2024 (H)	23,448	22,810
0.125%, 07/15/2026	1,676	1,605

Total U.S. Treasury Obligations (Cost $655,790) ($ Thousands)		650,410

	Shares
COMMON STOCK — 29.1%
Consumer Staples — 7.3%
Altria Group Inc (G)	79,920	4,455
Andersons Inc/The	1,800	58
Archer-Daniels-Midland Co	23,425	1,024
B&G Foods Inc, Cl A	2,371	67
Boston Beer Co Inc/The, Cl A *	150	38
Brown-Forman Corp, Cl A	1,899	104
Brown-Forman Corp, Cl B	9,989	565
Bunge Ltd	5,604	390
Calavo Growers Inc	1,550	136
Cal-Maine Foods Inc *	550	26

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Campbell Soup	7,072	$238
Casey’s General Stores Inc	1,913	185
Central Garden & Pet Co, Cl A *	622	24
Church & Dwight Co Inc	9,463	444
Clorox Co/The	5,081	614
Coca-Cola Bottling Co Consolidated	120	15
Coca-Cola Co/The (G)	159,566	6,861
Colgate-Palmolive Co	34,968	2,206
Conagra Brands Inc	15,567	577
Constellation Brands Inc, Cl A	6,126	1,367
Costco Wholesale Corp	18,392	3,646
Coty Inc, Cl A	17,968	238
CVS Health Corp	16,459	1,043
Darling Ingredients Inc *	6,564	123
Dean Foods Co	3,228	31
Dr Pepper Snapple Group Inc (G)	7,205	860
Edgewell Personal Care Co *	1,866	82
elf Beauty Inc *	3,241	61
Energizer Holdings Inc	2,887	175
Estee Lauder Cos Inc/The, Cl A	9,192	1,374
Flowers Foods Inc	8,183	166
Fresh Del Monte Produce Inc	1,211	54
General Mills Inc	23,977	1,014
Hain Celestial Group Inc/The *	5,666	145
Herbalife Ltd *	5,042	256
Hershey Co/The	5,629	507
Hormel Foods Corp	10,270	369
Hostess Brands Inc, Cl A *	3,430	47
HRG Group Inc *	10,202	129
Ingles Markets Inc, Cl A	1,647	47
Ingredion Inc	3,005	335
Inter Parfums Inc	1,700	91
J&J Snack Foods Corp	753	107
JM Smucker Co/The	4,627	497
John B Sanfilippo & Son lnc	1,100	75
Kellogg Co	9,777	630
Kimberly-Clark Corp	14,335	1,446
Kraft Heinz Co/The	24,624	1,415
Kroger Co/The	37,866	921
Lamb Weston Holdings Inc	6,479	413
Lancaster Colony Corp	1,350	170
McCormick	5,081	513
Medifast Inc	800	117
MGP Ingredients Inc	1,000	89
Molson Coors Brewing Co, Cl B	6,624	408
Mondelez International Inc, Cl A	60,589	2,379
Monster Beverage Corp *	16,282	833
National Beverage Corp	567	53
Nu Skin Enterprises Inc, Cl A	1,898	155
PepsiCo Inc	59,399	5,955
Performance Food Group Co *	4,505	161
Philip Morris International Inc	67,487	5,368

SEI Institutional Investments Trust / Annual Report / May 31, 2018	313

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pilgrim’s Pride Corp *	4,022	$78
Pinnacle Foods Inc	5,094	326
Post Holdings Inc *	2,445	188
PriceSmart Inc	1,800	152
Procter & Gamble Co/The (G)	104,611	7,654
Revlon Inc, Cl A *	2,497	43
Rite Aid Corp *	67,481	108
Sanderson Farms Inc	599	59
Seaboard Corp	21	86
SpartanNash Co	1,378	34
Spectrum Brands Holdings Inc	950	76
Sprouts Farmers Market Inc *	5,301	115
SUPERVALU Inc *	3,347	62
Sysco Corp	19,854	1,291
TreeHouse Foods Inc *	3,073	147
Tyson Foods Inc, Cl A (G)	11,547	779
United Natural Foods Inc *	1,816	83
Universal Corp/VA	978	65
US Foods Holding Corp *	8,144	291
USANA Health Sciences Inc *	1,000	117
Vector Group Ltd	4,825	94
Walgreens Boots Alliance Inc	36,472	2,276
Walmart Inc	59,878	4,942
WD-40 Co	973	134
Weis Markets Inc	300	16

		71,108

Energy — 7.3%
Anadarko Petroleum Corp	23,039	1,608
Andeavor (G)	6,686	966
Antero Resources Corp *	10,253	196
Apache Corp	16,429	657
Apergy *	2,800	121
Arch Coal Inc	700	57
Archrock Inc	7,000	81
Baker Hughes a GE Co	18,923	655
Bonanza Creek Energy Inc, Oil & Gas *	476	17
C&J Energy Services Inc *	1,814	49
Cabot Oil & Gas Corp, Cl A	20,196	461
California Resources Corp *	2,800	103
Callon Petroleum Co *	9,327	110
Carrizo Oil & Gas Inc *	3,100	78
Centennial Resource Development Inc/DE, Cl A *	8,179	144
Cheniere Energy Inc *	8,340	556
Chesapeake Energy Corp *	37,938	170
Chevron Corp (G)	81,594	10,142
Cimarex Energy Co	4,535	421
CNX Resources Corp *	9,838	159
Concho Resources Inc *	6,648	913
ConocoPhillips	50,445	3,399
CONSOL Energy Inc *	1,139	50

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Continental Resources Inc/OK *	3,596	$242
Delek US Holdings Inc	4,127	230
Denbury Resources Inc *	24,900	106
Devon Energy Corp	23,075	959
Diamond Offshore Drilling Inc *	5,100	93
Diamondback Energy Inc	4,242	512
Dril-Quip Inc *	1,412	68
Energen Corp *	4,412	299
Ensco PLC, Cl A	19,745	128
EOG Resources Inc	24,507	2,887
EQT Corp	10,549	544
Extraction Oil & Gas Inc *	4,943	84
Exxon Mobil Corp (G)	177,178	14,394
Fairmount Santrol Holdings Inc *	12,900	73
Forum Energy Technologies Inc *	4,413	62
GasLog Ltd	3,100	56
Golar LNG Ltd	5,023	130
Green Plains Inc	4,100	88
Gulfport Energy Corp *	7,242	80
Halcon Resources *	6,800	33
Halliburton Co	37,604	1,870
Helmerich & Payne Inc	4,799	319
Hess Corp	12,936	782
HollyFrontier Corp	7,407	572
Jagged Peak Energy Inc *	5,900	71
Keane Group Inc *	3,400	50
Kinder Morgan	79,350	1,324
Kosmos Energy Ltd *	13,416	104
Laredo Petroleum Inc *	6,709	62
Marathon Oil Corp	37,998	814
Marathon Petroleum Corp	20,743	1,639
Matador Resources Co *	4,536	127
McDermott International *	8,125	177
Murphy Oil Corp	7,042	217
Nabors Industries Ltd	13,549	101
National Oilwell Varco Inc	16,619	688
Newfield Exploration Co *	8,957	262
Newpark Resources Inc *	6,134	67
Noble Corp PLC *	12,800	71
Noble Energy Inc	21,435	765
Oasis Petroleum Inc *	10,721	140
Occidental Petroleum Corp	33,142	2,791
Oceaneering International Inc	4,632	110
Oil States International Inc *	2,330	82
ONEOK Inc	16,266	1,109
Parsley Energy Inc, Cl A *	10,295	303
Patterson-UTI Energy	11,065	229
PBF Energy Inc, Cl A	4,971	235
PDC Energy Inc *	2,617	158
Peabody Energy Corp	2,175	94
Phillips 66	18,282	2,130
Pioneer Natural Resources Co	7,064	1,364

314	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ProPetro Holding Corp *	4,500	$73
QEP Resources Inc *	13,206	160
Range Resources Corp	9,651	153
Resolute Energy Corp *	1,587	57
Ring Energy Inc *	3,910	54
Rowan Cos PLC, Cl A *	5,196	81
RPC Inc	4,572	75
RSP Permian Inc *	5,937	260
Schlumberger Ltd	60,386	4,147
Scorpio Tankers Inc	21,413	62
SEACOR Holdings Inc *	1,200	63
SemGroup Corp, Cl A	3,210	81
Ship Finance International Ltd	5,800	83
SM Energy Co	4,237	111
Southwestern Energy Co *	19,578	93
SRC Energy Inc *	9,836	127
Superior Energy Services Inc *	7,819	85
Targa Resources Corp	9,924	483
Transocean Ltd * (G)	18,900	239
Unit Corp *	3,329	73
US Silica Holdings Inc	3,469	107
Valero Energy Corp (G)	18,796	2,278
Weatherford International PLC *	45,621	155
Whiting Petroleum Corp *	3,798	199
WildHorse Resource Development Corp *	1,807	49
Williams	36,699	986
World Fuel Services Corp	2,926	61
WPX Energy Inc *	18,810	342

		71,745

Financials — 0.0%
VICI Properties	8,600	167

Health Care — 5.8%
Abbott Laboratories	27,574	1,697
AbbVie Inc	24,725	2,446
ABIOMED Inc *	777	296
Acadia Healthcare *	1,145	46
ACADIA Pharmaceuticals *	3,200	58
Aerie Pharmaceuticals Inc *	1,087	56
Aetna Inc	5,173	911
Agilent Technologies Inc	5,704	353
Agios Pharmaceuticals Inc *	800	75
Alexion Pharmaceuticals Inc *	3,307	384
Align Technology Inc *	1,069	355
Alkermes PLC *	2,589	122
Allergan PLC	4,967	749
Allscripts Healthcare Solutions Inc *	1,722	22
Alnylam Pharmaceuticals Inc *	1,299	129
Amedisys Inc *	1,000	76
AmerisourceBergen Corp	2,718	223
Amgen Inc (G)	11,599	2,083

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Amicus Therapeutics Inc *	3,207	$54
AMN Healthcare Services Inc *	1,500	85
Anthem Inc	4,003	886
Array BioPharma Inc *	2,437	40
athenahealth Inc *	407	61
Baxter International Inc (G)	7,809	553
Becton Dickinson and Co	3,736	828
Biogen Inc *	3,197	940
BioMarin Pharmaceutical Inc *	2,932	265
Bio-Rad Laboratories Inc, Cl A *	518	149
Bio-Techne Corp	550	83
Bluebird Bio Inc *	673	120
Blueprint Medicines Corp *	560	47
Boston Scientific Corp *	19,960	607
Bristol-Myers Squibb Co	25,410	1,337
Brookdale Senior Living Inc, Cl A *	9,900	78
Bruker Corp	900	27
Cambrex Corp *	1,000	45
Cantel Medical Corp	400	44
Cardinal Health Inc	5,331	278
Catalent Inc *	2,744	108
Celgene Corp *	11,589	912
Centene Corp *	2,932	343
Cerner Corp *	4,224	252
Charles River Laboratories International Inc *	847	91
Chemed Corp	220	72
Cigna Corp	3,546	601
Cooper Cos Inc/The	828	187
Danaher Corp	9,538	947
DaVita *	2,925	195
DENTSPLY SIRONA Inc	3,848	169
DexCom Inc *	1,500	132
Diplomat Pharmacy Inc *	2,100	49
Edwards Lifesciences Corp *	3,414	469
Eli Lilly & Co	15,191	1,292
Emergent BioSolutions Inc *	1,200	62
Encompass Health Corp	2,922	189
Ensign Group Inc/The	2,900	106
Envision Healthcare Corp *	2,122	91
Exact Sciences Corp *	1,261	75
Exelixis Inc *	4,199	87
Express Scripts Holding Co *	9,064	687
FibroGen Inc *	1,414	76
Gilead Sciences Inc (G)	20,700	1,395
Global Blood Therapeutics Inc *	600	29
Globus Medical Inc, Cl A *	900	50
Haemonetics Corp *	672	61
Halozyme Therapeutics Inc *	3,832	70
Halyard Health Inc *	1,463	80
HCA Healthcare Inc	4,803	495
HealthEquity Inc *	600	45

SEI Institutional Investments Trust / Annual Report / May 31, 2018	315

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Henry Schein Inc *	3,093	$214
Hill-Rom Holdings Inc	1,449	133
HMS Holdings Corp *	3,200	69
Hologic Inc *	5,170	196
Horizon Pharma Plc *	1,472	24
Humana Inc	2,230	649
ICU Medical Inc *	518	151
IDEXX Laboratories *	1,669	347
Illumina Inc *	2,291	624
Incyte Corp *	2,825	193
Insmed Inc *	2,227	62
Insulet Corp *	622	58
Integra LifeSciences Holdings Corp *	572	37
Intuitive Surgical Inc *	1,843	847
Ionis Pharmaceuticals Inc *	2,124	99
IQVIA Holdings Inc *	2,452	243
Ironwood Pharmaceuticals Inc, Cl A *	1,272	24
Johnson & Johnson (G)	42,889	5,130
Laboratory Corp of America Holdings *	1,910	345
Ligand Pharmaceuticals Inc *	222	43
LivaNova PLC *	1,243	117
Loxo Oncology Inc *	425	75
Magellan Health Inc *	700	64
Mallinckrodt PLC *	1,550	26
Masimo Corp *	1,008	100
McKesson Corp	3,253	462
Medicines Co/The *	650	22
Medidata Solutions Inc *	571	44
MEDNAX Inc *	1,219	56
Medtronic PLC	22,302	1,925
Merck & Co Inc	41,847	2,491
Mettler-Toledo International Inc *	471	259
Molina Healthcare Inc *	762	65
Mylan NV *	7,415	285
National HealthCare Corp	1,700	113
Nektar Therapeutics, Cl A *	2,416	194
Neogen Corp *	597	45
Neurocrine Biosciences Inc *	1,213	117
NuVasive Inc *	1,300	67
Omnicell Inc *	550	26
Patterson Cos Inc	2,478	52
Penumbra Inc *	350	56
PerkinElmer Inc	1,148	85
Perrigo Co PLC	2,529	185
Pfizer lnc	90,337	3,246
Portola Pharmaceuticals Inc, Cl A *	1,363	55
PRA Health Sciences Inc *	902	77
Premier Inc, Cl A *	672	22
Puma Biotechnology Inc *	480	25
QIAGEN NV *	6,136	223
Quest Diagnostics Inc	2,611	278
Regeneron Pharmaceuticals Inc *	1,401	421

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Repligen Corp *	1,412	$62
ResMed Inc	2,718	279
Sage Therapeutics Inc *	873	133
Sarepta Therapeutics Inc *	1,412	132
Seattle Genetics Inc *	1,748	106
Spark Therapeutics Inc *	700	56
STERIS PLC	1,502	156
Stryker Corp	5,143	895
Supernus Pharmaceuticals Inc *	1,600	90
Syneos Health Inc, Cl A *	1,227	53
Teladoc Inc *	2,000	102
Teleflex Inc	875	234
TESARO Inc *	600	27
Theravance Biopharma Inc *	1,118	27
Thermo Fisher Scientific Inc	6,390	1,331
Ultragenyx Pharmaceutical Inc *	424	31
United Therapeutics Corp *	878	94
UnitedHealth Group Inc	14,591	3,524
Universal Health Services Inc, Cl B	1,512	174
US Physical Therapy Inc	600	56
Varian Medical Systems Inc *	1,698	200
Veeva Systems Inc, Cl A *	2,079	161
Vertex Pharmaceuticals Inc *	3,734	575
Waters Corp *	1,176	227
WellCare Health Plans Inc *	578	128
West Pharmaceutical Services Inc	1,449	135
Wright Medical Group NV *	1,223	31
Zimmer Biomet Holdings Inc	3,093	345
Zoetis Inc, Cl A	8,080	676

		56,831

Information Technology — 2.9%
2U Inc *	1,300	123
Accenture PLC, Cl A	4,090	637
Activision Blizzard Inc	5,606	398
Adobe Systems Inc *	3,669	915
Akamai Technologies Inc *	1,463	110
Alliance Data Systems Corp	280	59
Alphabet Inc, Cl A *	2,015	2,216
Alphabet Inc, Cl C *	2,046	2,220
Amdocs Ltd	2,947	199
ANSYS Inc *	699	114
Aspen Technology Inc *	524	49
Atlassian Corp PLC, Cl A *	1,500	96
Autodesk Inc *	1,598	206
Automatic Data Processing Inc	3,406	443
Black Knight Inc *	2,000	101
Blackbaud Inc	340	33
Booz Allen Hamilton Holding Corp, Cl A	600	27
Broadridge Financial Solutions Inc	700	81
CA Inc	3,105	111
Cadence Design Systems Inc *	2,218	94

316	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cass Information Systems Inc	1,800	$112
CDK Global Inc	1,035	67
Citrix Systems Inc	900	95
Cognizant Technology Solutions Corp, Cl A	4,417	333
Conduent Inc *	3,252	63
CoreLogic Inc/United States *	522	27
Dell Technologies Inc, Cl V *	1,524	123
DXC Technology Co	2,098	193
eBay Inc *	6,350	240
Electronic Arts Inc *	2,111	276
Ellie Mae Inc *	300	32
EPAM Systems Inc *	350	43
Euronet Worldwide Inc *	273	23
Facebook Inc, Cl A *	16,268	3,120
Fair Isaac Corp *	200	37
Fidelity National Information Services Inc	2,139	219
First Data Corp, Cl A *	1,750	33
Fiserv Inc *	2,554	185
FleetCor Technologies Inc *	628	125
Fortinet Inc *	650	40
Gartner Inc *	500	66
Genpact Ltd	850	26
Global Payments Inc	1,150	128
GoDaddy Inc, Cl A *	505	36
GrubHub Inc *	832	89
Guidewire Software Inc *	500	46
IAC/InterActiveCorp *	400	62
International Business Machines Corp (G)	6,068	857
Intuit	1,917	386
Jack Henry & Associates Inc	549	69
Leidos Holdings Inc	1,300	78
LogMeIn Inc	273	29
Mastercard Inc, Cl A	6,937	1,319
MAXIMUS Inc	373	23
Microsoft Corp	51,789	5,119
Nuance Communications Inc *	3,500	47
Nutanix Inc, Cl A *	1,100	59
Oracle Corp	21,642	1,011
Paychex Inc	2,025	133
PayPal Holdings Inc *	8,743	718
Proofpoint Inc *	350	41
PTC Inc *	600	52
Red Hat Inc *	1,363	221
Sabre Corp	2,600	64
salesforce.com Inc *	5,117	662
ServiceNow Inc *	1,087	193
Splunk Inc *	895	99
Square Inc, Cl A *	1,323	77
SS&C Technologies Holdings Inc	1,340	68
Symantec Corp (G)	5,794	120
Synopsys Inc *	1,057	93
Tableau Software Inc, Cl A *	1,000	99

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Take-Two Interactive Software Inc *	500	$56
Teradata Corp *	672	27
Total System Services Inc	1,039	88
Twitter Inc *	5,844	203
Tyler Technologies Inc *	171	40
Ultimate Software Group Inc/The *	150	39
VeriSign *	609	79
Visa Inc, Cl A	14,072	1,839
VMware Inc, Cl A *	480	66
Western Union Co/The	4,688	93
WEX Inc *	200	35
Workday Inc, Cl A *	1,249	164
Worldpay Inc, Cl A *	1,643	131
Zillow Group Inc *	600	35

		28,603

Real Estate — 3.0%
Acadia Realty Trust ‡	2,673	69
Agree Realty Corp ‡	421	22
Alexander & Baldwin Inc ‡	2,532	54
Alexandria Real Estate Equities Inc ‡	2,908	363
American Assets Trust Inc ‡	1,665	61
American Campus Communities Inc ‡	3,330	134
American Homes 4 Rent, Cl A ‡	8,906	177
American Tower Corp, Cl A ‡	12,438	1,721
Apartment Investment & Management Co, Cl A ‡	3,946	161
Apple Hospitality Inc ‡	4,086	78
Ashford Hospitality Trust Inc ‡	9,113	67
AvalonBay Communities Inc ‡	3,253	538
Boston Properties Inc ‡	4,573	557
Brandywine Realty Trust ‡	6,079	99
Brixmor Property Group Inc ‡	13,020	207
Camden Property Trust ‡	3,315	292
CBL & Associates Properties Inc ‡	13,762	70
CBRE Group Inc, Cl A *	9,580	442
Chatham Lodging Trust ‡	3,500	73
Chesapeake Lodging Trust ‡	3,850	124
Colony NorthStar Inc, Cl A ‡	14,834	87
Columbia Property Trust Inc ‡	4,772	106
CoreCivic Inc ‡	6,726	145
CoreSite Realty Corp ‡	1,014	108
Corporate Office Properties Trust ‡	3,060	85
Cousins Properties Inc ‡	10,638	100
Crown Castle International Corp ‡	10,423	1,086
CubeSmart ‡	4,919	150
CyrusOne Inc ‡	2,364	131
DCT Industrial Trust Inc ‡	2,589	169
DDR	4,565	69
DiamondRock Hospitality Co ‡	6,558	83
Digital Realty Trust Inc ‡	5,746	618
Douglas Emmett Inc ‡	3,731	144

SEI Institutional Investments Trust / Annual Report / May 31, 2018	317

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Duke Realty Corp ‡	9,439	$265
Easterly Government Properties Inc ‡	3,625	73
EastGroup Properties Inc ‡	1,124	105
Education Realty Trust Inc ‡	2,784	102
Empire State Realty Trust Inc, Cl A ‡	4,809	82
EPR Properties ‡	1,347	83
Equinix Inc ‡	1,916	760
Equity Commonwealth *‡	3,381	105
Equity LifeStyle Properties Inc ‡	2,130	194
Equity Residential ‡	8,323	533
Essex Property Trust Inc ‡	1,624	388
Extra Space Storage Inc ‡	3,723	358
Federal Realty Investment Trust ‡	2,548	303
First Industrial Realty Trust Inc ‡	3,570	118
Forest City Realty Trust Inc, Cl A ‡	6,058	123
Four Corners Property Trust Inc ‡	922	21
Front Yard Residential Corp ‡	5,592	59
Gaming and Leisure Properties Inc ‡	5,544	195
GEO Group Inc/The ‡	6,142	152
Getty Realty Corp ‡	2,700	70
GGP Inc ‡	17,378	352
Gladstone Commercial Corp ‡	3,262	61
Global Net Lease Inc ‡	1,224	24
Gramercy Property Trust ‡	4,825	133
HCP Inc ‡	11,758	282
Healthcare Realty Trust Inc ‡	3,496	95
Healthcare Trust of America Inc, Cl A ‡	9,299	239
HFF Inc, Cl A	700	24
Highwoods Properties Inc ‡	2,749	131
Hospitality Properties Trust ‡	5,748	166
Host Hotels & Resorts ‡	18,136	392
Howard Hughes Corp/The *	791	100
Hudson Pacific Properties Inc ‡	3,618	128
Investors Real Estate Trust ‡	13,360	74
Invitation Homes Inc ‡	7,436	164
Iron Mountain Inc ‡	6,680	222
JBG SMITH Properties ‡	1,950	72
Jones Lang LaSalle Inc	1,090	178
Kennedy-Wilson Holdings Inc	2,615	53
Kilroy Realty Corp ‡	2,614	199
Kimco Realty Corp ‡	15,979	247
Kite Realty Group Trust ‡	1,472	23
Lamar Advertising Co, Cl A ‡	1,916	133
LaSalle Hotel Properties ‡	2,623	90
Lexington Realty Trust ‡	9,819	85
Liberty Property Trust ‡	4,237	187
Life Storage Inc ‡	1,383	128
LTC Properties Inc ‡	1,521	63
Macerich ‡	3,498	195
Mack-Cali Realty Corp ‡	2,976	59
Medical Properties Trust Inc ‡	15,342	208
Mid-America Apartment Communities Inc ‡	3,036	284

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Monmouth Real Estate Investment Corp, Cl A ‡	2,127	$33
National Health Investors Inc ‡	1,059	78
National Retail Properties Inc ‡	3,695	153
National Storage Affiliates Trust ‡	872	25
New Senior Investment Group Inc ‡	3,622	27
NorthStar Realty Europe Corp ‡	5,799	81
Omega Healthcare Investors Inc ‡	7,326	225
Outfront Media Inc ‡	4,125	82
Paramount Group Inc ‡	6,393	96
Park Hotels & Resorts Inc ‡	3,907	126
Pebblebrook Hotel Trust ‡	2,972	121
Pennsylvania Real Estate Investment Trust ‡	5,739	63
Physicians Realty Trust ‡	6,113	93
Piedmont Office Realty Trust Inc, Cl A ‡	3,834	74
PotlatchDeltic Corp ‡	1,648	83
Preferred Apartment Communities Inc, Cl A ‡	3,676	54
Prologis ‡	13,553	872
PS Business Parks Inc ‡	578	71
Public Storage ‡	3,907	828
QTS Realty Trust Inc, Cl A ‡	1,698	64
Quality Care Properties Inc *‡	4,463	93
Rayonier Inc ‡	3,989	155
RE/MAX Holdings Inc, Cl A	400	21
Realogy Holdings Corp	4,199	100
Realty Income Corp ‡	6,812	363
Redfin Corp *	2,869	63
Regency Centers Corp ‡	4,545	264
Retail Opportunity Investments Corp ‡	5,411	98
Retail Properties of America Inc, Cl A ‡	8,010	98
Rexford Industrial Realty Inc ‡	1,072	34
RLJ Lodging Trust ‡	4,589	107
Ryman Hospitality Properties Inc ‡	1,028	86
Sabra Health Care Inc ‡	5,075	105
Saul Centers Inc ‡	1,766	88
SBA Communications Corp, Cl A *‡	3,846	608
Select Income ‡	2,774	60
Senior Housing Properties Trust ‡	6,756	119
Simon Property Group Inc ‡	8,828	1,414
SL Green Realty Corp ‡	2,696	263
Spirit Realty Capital Inc ‡	13,993	123
STAG Industrial Inc ‡	1,722	46
STORE Capital Corp ‡	4,645	124
Summit Hotel Properties Inc ‡	5,600	86
Sun Communities Inc ‡	1,948	188
Sunstone Hotel Investors Inc ‡	5,694	99
Tanger Factory Outlet Centers Inc ‡	2,522	54
Taubman Centers Inc ‡	1,665	91
Terreno Realty Corp ‡	1,122	43
Tier Inc ‡	1,272	28
UDR Inc ‡	6,466	236
UMH Properties Inc ‡	5,437	80

318	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Uniti Group Inc ‡	4,338	$91
Urban Edge Properties ‡	2,952	65
Ventas Inc ‡	10,009	547
VEREIT Inc ‡	23,213	166
Vornado Realty Trust ‡	4,744	331
Washington Real Estate Investment Trust ‡	2,522	72
Weingarten Realty Investors ‡	3,199	94
Welltower Inc ‡	9,422	543
Weyerhaeuser Co ‡	21,603	806
WP Carey Inc ‡	3,521	237
Xenia Hotels & Resorts Inc ‡	4,472	113

		28,921

Telecommunication Services — 1.4%
AT&T Inc (G)	190,094	6,144
Boingo Wireless Inc *	2,400	52
CenturyLink Inc	28,254	515
Cogent Communications Holdings Inc	600	31
Consolidated Communications Holdings Inc	3,034	34
Iridium Communications Inc *	3,900	59
Shenandoah Telecommunications Co	700	22
Sprint Corp *	18,192	93
Telephone & Data Systems Inc	3,178	81
T-Mobile US Inc *	8,480	472
United States Cellular Corp *	522	19
Verizon Communications Inc	126,786	6,044
Vonage Holdings Corp *	9,100	104
Zayo Group Holdings Inc *	4,039	141

		13,811

Utilities — 1.4%
AES Corp/VA	12,258	156
ALLETE Inc	1,350	104
Alliant Energy Corp	4,182	173
Ameren Corp	3,687	218
American Electric Power Co Inc	7,946	540
American States Water Co	1,300	73
American Water Works Co Inc	2,769	230
Aqua America Inc	2,997	104
Atlantic Power Corp *	21,200	44
Atmos Energy Corp	1,563	139
Avista Corp	600	32
Black Hills Corp	1,400	81
California Water Service Group	1,400	56
CenterPoint Energy Inc	7,802	204
CMS Energy	4,276	197
Connecticut Water Service Inc	1,100	71
Consolidated Edison Inc	4,746	364
Dominion Energy Inc	10,677	685
DTE Energy Co	2,718	278
Duke Energy Corp	11,662	900
Edison International	6,042	376

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
El Paso Electric Co	500	$29
Entergy Corp	2,879	233
Eversource Energy	4,810	275
Exelon Corp	15,469	640
FirstEnergy Corp	13,988	482
Great Plains Energy Inc	3,763	128
Hawaiian Electric Industries Inc	2,850	98
IDACORP Inc	1,159	107
MDU Resources Group Inc	3,955	110
National Fuel Gas Co	1,463	77
New Jersey Resources Corp	2,028	90
NextEra Energy Inc	9,149	1,517
NiSource Inc	5,454	138
Northwest Natural Gas Co	1,500	90
NorthWestern Corp	1,299	71
NRG Energy Inc	4,395	150
NRG Yield Inc, Cl C	3,481	61
OGE Energy Corp	3,610	126
ONE Gas Inc	1,206	91
Ormat Technologies Inc	400	21
Otter Tail Corp	550	25
Pattern Energy Group Inc, Cl A	7,450	138
PG&E Corp	8,545	370
Pinnacle West Capital Corp	1,826	145
PNM Resources Inc	2,148	86
Portland General Electric Co	2,124	91
PPL Corp	11,780	322
Public Service Enterprise Group Inc	8,662	459
SCANA Corp	1,800	65
Sempra Energy	4,001	426
South Jersey Industries Inc	773	26
Southern Co/The	16,376	735
Southwest Gas Holdings Inc	1,024	78
Spire Inc	1,106	79
UGI Corp	2,653	134
Unitil Corp	1,300	63
Vectren Corp	1,787	126
Vistra Energy *	7,945	195
WEC Energy Group Inc	5,063	320
Westar Energy Inc, Cl A	2,364	134
WGL Holdings Inc	1,024	90
Xcel Energy	7,628	347

		14,013

Total Common Stock (Cost $267,064) ($ Thousands)		285,199

SEI Institutional Investments Trust / Annual Report / May 31, 2018	319

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 8.8%

Consumer Discretionary — 0.8%
Adient Global Holdings, Ltd.
4.875%, 08/15/2026 (B)	$372	$340
CBS
3.500%, 01/15/2025	625	600
CCO Holdings
5.000%, 02/01/2028 (B)	599	554
CCO Holdings LLC
4.000%, 03/01/2023 (B)	1,696	1,620
Charter Communications Operating LLC
5.750%, 04/01/2048	257	252
CSC Holdings
6.750%, 11/15/2021	125	132
Expedia Group
3.800%, 02/15/2028	756	691
Ford Motor Credit LLC
5.875%, 08/02/2021	200	213
4.375%, 08/06/2023	260	263
2.597%, 11/04/2019	346	344
General Motors
3.500%, 10/02/2018	365	366
International Game Technology
6.250%, 02/15/2022 (B)	380	391
KB Home
4.750%, 05/15/2019	294	296
Sirius XM Radio
5.000%, 08/01/2027 (B)	765	727
Time Warner Cable LLC
4.500%, 09/15/2042	245	207
4.125%, 02/15/2021	65	65
Time Warner Inc
4.875%, 03/15/2020	497	513
4.700%, 01/15/2021	130	135
		7,709

Consumer Staples — 0.3%
Adani Ports & Special Economic Zone
3.950%, 01/19/2022 (B)	570	561
BRF
3.950%, 05/22/2023	260	227
BRF GmbH
4.350%, 09/29/2026	274	229
Minerva Luxembourg
6.500%, 09/20/2026 (B)	233	215
Natura Cosmeticos
5.375%, 02/01/2023 (B)	508	497
Spectrum Brands
5.750%, 07/15/2025	638	632
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (B)(C)	500	50
		2,411

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Energy — 1.0%
Antero Resources
5.125%, 12/01/2022	$126	$127
Cenovus Energy
5.700%, 10/15/2019	178	183
3.000%, 08/15/2022	36	35
Diamond Offshore Drilling Inc
4.875%, 11/01/2043	666	488
Ecopetrol
5.875%, 05/28/2045	252	241
Energy Transfer Partners
5.200%, 02/01/2022	465	486
4.650%, 06/01/2021	85	87
4.500%, 11/01/2023	72	73
Enterprise Products Operating LLC
5.200%, 09/01/2020	110	115
3.700%, 02/15/2026	810	801
Hess
4.300%, 04/01/2027	653	639
Kinder Morgan Energy Partners
4.150%, 03/01/2022	48	49
Marathon Petroleum
5.125%, 03/01/2021	47	49
Nabors Industries
5.750%, 02/01/2025 (B)	524	497
5.500%, 01/15/2023	740	725
Noble Energy
4.150%, 12/15/2021	710	724
3.900%, 11/15/2024	463	461
PDC Energy Inc
5.750%, 05/15/2026 (B)	565	559
Petrobras Global Finance
6.250%, 03/17/2024	514	519
6.125%, 01/17/2022	25	26
5.750%, 02/01/2029	732	655
Plains All American Pipeline
3.600%, 11/01/2024	660	630
Sabine Pass Liquefaction LLC
5.000%, 03/15/2027	486	502
SM Energy
6.500%, 01/01/2023	35	35
Sunoco
5.875%, 03/15/2028 (B)	546	513
4.875%, 01/15/2023 (B)	586	560
Valero Energy
6.125%, 02/01/2020	149	156
Williams Partners
3.900%, 01/15/2025	176	172
		10,107

320	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Financials — 4.1%
ABN AMRO Bank
4.750%, 07/28/2025 (B)		$200	$200
Alfa
5.250%, 03/25/2024 (B)		570	575
Banco Bilbao Vizcaya Argentaria
6.125%, VAR USD Swap Semi 30/360 5 Year Curr+3.870%, 12/31/2099		600	545
Banco Santander
5.179%, 11/19/2025		200	200
3.500%, 04/11/2022		600	588
Banco Santander MTN
3.250%, 04/04/2026	EUR	400	487
Bank of America MTN
4.450%, 03/03/2026		$143	144
3.824%, VAR ICE LIBOR USD 3 Month+1.575%, 01/20/2028		2,606	2,550
2.881%, VAR ICE LIBOR USD 3 Month+1.021%, 04/24/2023		985	961
Bank of Nova Scotia
2.500%, 01/08/2021		291	287
Banque Federative du Credit Mutuel MTN
2.750%, 10/15/2020 (B)		475	470
Barclays
6.860%, VAR ICE LIBOR USD 6 Month+1.730%, 12/31/2049 (B)		106	120
5.200%, 05/12/2026		329	322
3.684%, 01/10/2023		755	741
BB&T MTN
2.625%, 06/29/2020		407	404
BNP Paribas
2.375%, 05/21/2020		200	198
BNP Paribas MTN
2.250%, 01/11/2027	EUR	236	274
BPCE
2.650%, 02/03/2021		$398	391
Capital One Financial
3.300%, 10/30/2024		1,080	1,034
CIT Group
5.250%, 03/07/2025		487	494
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+4.068%, 12/29/2049		232	236
4.044%, VAR ICE LIBOR USD 3 Month+1.023%, 06/01/2024		1,766	1,782
3.875%, 03/26/2025		680	662
Compass Bank
2.875%, 06/29/2022		780	754
Cooperatieve Rabobank UA
4.375%, 08/04/2025		425	419
Cooperatieve Rabobank UA MTN
2.250%, 01/14/2020		482	477

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Credit Agricole MTN
2.750%, 06/10/2020 (B)		$400	$397
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026		375	377
3.800%, 06/09/2023		810	802
Goldman Sachs Group
5.000%, VAR ICE LIBOR USD 3 Month+2.874%, 05/10/2166		591	562
3.750%, 05/22/2025		1,890	1,854
Goldman Sachs Group MTN
3.919%, VAR ICE LIBOR USD 3 Month+1.600%, 11/29/2023		660	685
Guardian Life Insurance of America
4.850%, 01/24/2077 (B)		155	156
Hartford Financial Services Group
5.500%, 03/30/2020		13	14
HSBC Bank USA
4.875%, 08/24/2020		460	477
HSBC Holdings
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028		755	740
3.950%, VAR ICE LIBOR USD 3 Month+0.987%, 05/18/2024		1,262	1,266
Intesa Sanpaolo
7.750%, VAR EUR Swap Annual 5 Yr+7.192%, 07/11/2166	EUR	200	257
3.875%, 01/12/2028 (B)		$485	423
Intesa Sanpaolo MTN
3.928%, 09/15/2026	EUR	148	176
JPMorgan Chase
3.782%, VAR ICE LIBOR USD 3 Month+1.337%, 02/01/2028		$508	497
3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/2025		980	950
JPMorgan Chase MTN
2.295%, 08/15/2021		375	364
Lincoln National
4.200%, 03/15/2022		110	113
Lloyds Banking Group
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.760%, 12/01/2099		735	769
4.582%, 12/10/2025		1,007	992
Manufacturers & Traders Trust
2.625%, 01/25/2021		801	791
MetLife
5.700%, 06/15/2035		65	75
Morgan Stanley
3.737%, VAR ICE LIBOR USD 3 Month+0.847%, 04/24/2024		1,010	1,008
Morgan Stanley MTN
5.500%, 07/28/2021		168	179
5.000%, 11/24/2025		250	260
4.350%, 09/08/2026		742	739

SEI Institutional Investments Trust / Annual Report / May 31, 2018	321

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Multi-Asset Real Return Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nationwide Building Society
4.000%, 09/14/2026 (B)		$935	$874
Nationwide Financial Services
5.375%, 03/25/2021 (B)		320	336
Nationwide Mutual Insurance
9.375%, 08/15/2039 (B)		321	510
Navient
6.625%, 07/26/2021		560	581
Navient MTN
7.250%, 01/25/2022		15	16
PNC Bank
3.800%, 07/25/2023		460	465
Royal Bank of Scotland Group
8.625%, VAR USD Swap Semi 30/360 5 Year Curr+7.598%, 12/31/2049		560	606
4.622%, VAR ICE LIBOR USD 3 Month+2.320%, 09/29/2027		500	495
2.001%, VAR Euribor 3 Month+2.330%, 10/29/2049	EUR	150	173
Santander Holdings USA
4.400%, 07/13/2027		$990	956
Santander UK
5.000%, 11/07/2023 (B)		555	567
Standard Chartered
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+6.301%, 12/29/2049		385	393
3.869%, VAR ICE LIBOR USD 3 Month+1.510%, 01/29/2049 (B)		400	359
Synchrony Financial
3.950%, 12/01/2027		1,100	1,024
Trust F/1401
5.250%, 01/30/2026 (B)		379	375
UBS Group Funding Switzerland
4.125%, 09/24/2025 (B)		1,666	1,661
US Bancorp
5.300%, VAR ICE LIBOR USD 3 Month+2.914%, 12/29/2049		408	406
			40,035

Health Care — 0.4%
Baxalta
3.600%, 06/23/2022		745	741
Gilead Sciences
2.550%, 09/01/2020		1,159	1,150
HCA
5.375%, 02/01/2025		391	384
Mylan
3.125%, 11/22/2028	EUR	440	534
Teva Pharmaceutical Finance Netherlands III
3.150%, 10/01/2026		$431	349

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Zimmer Biomet Holdings Inc
2.700%, 04/01/2020	$480	$477
		3,635

Industrials — 0.2%
Avis Budget Car Rental LLC
5.250%, 03/15/2025 (B)	320	296
Cemex
5.700%, 01/11/2025 (B)	621	609
Embraer Netherlands Finance BV
5.400%, 02/01/2027	575	589
General Electric
5.000%, VAR ICE LIBOR USD 3 Month+3.330%, 12/29/2049	200	198
Odebrecht Finance
7.125%, 06/26/2042 (B)	571	191
5.250%, 06/27/2029 (B)	369	120
Rumo Luxembourg Sarl
5.875%, 01/18/2025 (B)	431	406
		2,409

Information Technology — 0.5%
Broadcom
3.875%, 01/15/2027	413	394
3.625%, 01/15/2024	193	188
Dell International LLC
6.020%, 06/15/2026 (B)	152	161
5.450%, 06/15/2023 (B)	446	468
4.420%, 06/15/2021 (B)	530	540
Hewlett Packard Enterprise
2.100%, 10/04/2019 (B)	742	733
KLA-Tencor Corp
4.650%, 11/01/2024	691	719
Lam Research
2.800%, 06/15/2021	437	432
Seagate HDD Cayman
4.750%, 01/01/2025	343	330
Total System Services
4.000%, 06/01/2023	419	422
VMware Inc
2.950%, 08/21/2022	322	310
Western Digital Corp
4.750%, 02/15/2026	580	571
		5,268

Materials — 0.3%
Anglo American Capital
3.750%, 04/10/2022 (B)	200	199
Dow Chemical
4.250%, 11/15/2020	41	42
Minsur
6.250%, 02/07/2024 (B)	320	334

322	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Mosaic
5.625%, 11/15/2043		$307	$317
Nacional del Cobre de Chile
3.625%, 08/01/2027 (B)		346	329
NOVA Chemicals
5.250%, 08/01/2023 (B)		339	337
Sociedad Quimica y Minera de Chile
3.625%, 04/03/2023 (B)		280	270
SPCM
4.875%, 09/15/2025 (B)		320	304
Vale Overseas
6.875%, 11/21/2036		565	634
Yamana
4.950%, 07/15/2024		359	362
			3,128

Real Estate — 0.2%
Crown Castle Towers LLC
4.883%, 08/15/2020 (B)		459	471
Host Hotels & Resorts
3.750%, 10/15/2023		13	13
SBA Tower Trust
3.156%, 10/08/2020 (B)		753	753
Welltower Inc
4.000%, 06/01/2025		414	406
			1,643

Telecommunication Services — 0.5%
Altice France
5.375%, 05/15/2022 (B)	EUR	223	266
AT&T Inc
4.125%, 02/17/2026		$487	483
3.400%, 05/15/2025		1,468	1,402
CenturyLink
7.500%, 04/01/2024		81	83
Cox Communications
2.950%, 06/30/2023 (B)		173	166
Mauritius Investment
5.373%, 02/13/2022 (B)		376	375
Rogers Communications
4.000%, 06/06/2022	CAD	20	16
Sprint Capital
6.900%, 05/01/2019		$1,070	1,099
Verizon Communications
4.862%, 08/21/2046		240	232
Vodafone Group
4.125%, 05/30/2025		631	630
3.750%, 01/16/2024		405	403
			5,155

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Utilities — 0.5%
Abu Dhabi National Energy PJSC
4.375%, 04/23/2025 (B)	$1,009	$998
AES
4.000%, 03/15/2021	473	473
CMS Energy
5.050%, 03/15/2022	52	55
Exelon Generation LLC
2.950%, 01/15/2020	626	625
Genneia
8.750%, 01/20/2022 (B)	336	339
Israel Electric
5.000%, 11/12/2024 (B)	581	593
Pacific Gas & Electric
4.500%, 12/15/2041	65	62
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (B)	368	382
5.450%, 05/21/2028 (B)	641	660
Terraform Global Operating LLC
6.125%, 03/01/2026 (B)	192	191
		4,378

Total Corporate Obligations (Cost $87,958) ($ Thousands)		85,878

MORTGAGE-BACKED SECURITIES — 6.4%

Agency Mortgage-Backed Obligations — 0.6%
FHLMC CMO, Ser 2012-4116, Cl LS, IO
4.281%, VAR LIBOR USD 1 Month+6.200%, 10/15/2042	1,953	346
FHLMC CMO, Ser 2016-4585, Cl DS, IO
4.081%, VAR LIBOR USD 1 Month+6.000%, 05/15/2046	1,555	268
FHLMC CMO, Ser 2017-4693, Cl SL, IO
4.231%, VAR LIBOR USD 1 Month+6.150%, 06/15/2047	2,516	464
FHLMC CMO, Ser 2017-4719, Cl JS, IO
4.231%, VAR LIBOR USD 1 Month+6.150%, 09/15/2047	2,788	462
FHLMC CMO, Ser 2017-4727, Cl SA, IO
4.281%, VAR LIBOR USD 1 Month+6.200%, 11/15/2047	2,850	525
FHLMC Multifamily Structured Pass-Through Certificates, Ser K025, Cl A1
1.875%, 04/25/2022	610	599
FNMA CMO, Ser 2011-131, Cl ST, IO
4.580%, VAR LIBOR USD 1 Month+6.540%, 12/25/2041	1,222	227
FNMA CMO, Ser 2014-17, Cl SA, IO
4.090%, VAR LIBOR USD 1 Month+6.050%, 04/25/2044	3,486	583

SEI Institutional Investments Trust / Annual Report / May 31, 2018	323

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2014-78, Cl SE, IO
4.140%, VAR LIBOR USD 1 Month+6.100%, 12/25/2044	$2,382	$389
FNMA CMO, Ser 2014-92, Cl SX, IO
4.140%, VAR LIBOR USD 1 Month+6.100%, 01/25/2045	2,774	465
FNMA CMO, Ser 2016-77, Cl DS, IO
4.040%, VAR LIBOR USD 1 Month+6.000%, 10/25/2046	2,412	410
FNMA CMO, Ser 2017-62, Cl AS, IO
4.190%, VAR LIBOR USD 1 Month+6.150%, 08/25/2047	2,624	466
FNMA CMO, Ser 2017-81, Cl SA, IO
4.240%, VAR LIBOR USD 1 Month+6.200%, 10/25/2047	2,618	484
GNMA CMO, Ser 2017-122, Cl SA, IO
4.252%, VAR LIBOR USD 1 Month+6.200%, 08/20/2047	1,905	363

		6,051

Non-Agency Mortgage-Backed Obligations — 5.8%
Alternative Loan Trust, Ser 2005-20CB, CI 3A6
5.500%, 07/25/2035	81	78
Alternative Loan Trust, Ser 2005-57CB, CI 4A3
5.500%, 12/25/2035	183	159
Alternative Loan Trust, Ser 2006-24CB, CI A16
5.750%, 06/25/2036	351	303
Alternative Loan Trust, Ser 2006-28CB, CI A14
6.250%, 10/25/2036	247	205
Alternative Loan Trust, Ser 2006-J1, CI 1A13
5.500%, 02/25/2036	188	171
Ashford Hospitality Trust, Ser 2018-ASHF, Cl A
2.819%, VAR LIBOR USD 1 Month+0.900%, 04/15/2035 (B)	1,000	1,001
BAMLL Commercial Mortgage Securities Trust, Ser 2017-SCH, Cl AF
2.919%, VAR LIBOR USD 1 Month+1.000%, 11/15/2033 (B)	1,535	1,541
Bellemeade Re II, Ser 2016-1A, Cl M2B
8.468%, VAR ICE LIBOR USD 1 Month+6.500%, 04/25/2026 (B)	127	127
BHMS Mortgage Trust, Ser 2014-ATLS, Cl AFX
3.601%, 07/05/2033 (B)	905	910
Braemar Hotels & Resorts Trust, Ser 2018-PRME, Cl A
2.781%, VAR LIBOR USD 1 Month+0.820%, 06/15/2035 (B)	750	751

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
BX Trust, Ser 2017-IMC, Cl A
2.969%, VAR LIBOR USD 1 Month+1.050%, 10/15/2032 (B)	$1,015	$1,016
BX Trust, Ser 2018-GW, Cl A
2.700%, VAR LIBOR USD 1 Month+0.800%, 05/15/2035 (B)	615	615
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl A4
3.283%, 05/10/2058	625	610
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.369%, 03/13/2035 (B)	285	286
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%, 07/25/2037	119	102
CHL Mortgage Pass-Through Trust, Ser 2006-10, Cl 1A8
6.000%, 05/25/2036	185	156
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%, 09/25/2036	98	82
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl D
4.424%, 04/10/2046 (B)(D)	250	242
Citigroup Commercial Mortgage Trust, Ser 2015-GC27, Cl A5
3.137%, 02/10/2048	779	763
Citigroup Commercial Mortgage Trust, Ser 2015-GC35, Cl A4
3.818%, 11/10/2025	390	397
Citigroup Commercial Mortgage Trust, Ser 2016-C1, Cl A4
3.209%, 05/10/2049	750	733
Citigroup Commercial Mortgage Trust, Ser 2016-GC36, Cl A5
3.616%, 02/10/2049	475	477
COMM Mortgage Trust, Ser 2010-C1, Cl D
6.126%, 07/10/2046 (B)(D)	690	713
COMM Mortgage Trust, Ser 2013-SFS, Cl A1
1.873%, 04/12/2035 (B)	879	853
COMM Mortgage Trust, Ser 2015-CR24, Cl A5
3.696%, 08/10/2048	490	494
Credit Suisse Commercial Mortgage Trust, Ser 2016-MFF, Cl D
6.519%, VAR LIBOR USD 1 Month+4.600%, 11/15/2033 (B)	215	217
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl A4
3.504%, 06/15/2057	421	420
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A4
3.718%, 08/15/2048	401	405

324	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CSAIL Commercial Mortgage Trust, Ser 2015-C4, Cl A4
3.808%, 11/15/2048	$1,070	$1,085
CSMC, Ser 2010-6R, Cl 3A2
5.875%, 01/26/2038 (B)	368	301
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
2.150%, VAR ICE LIBOR USD 1 Month+0.190%, 12/25/2036	230	139
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN2, Cl M2
6.210%, VAR ICE LIBOR USD 1 Month+4.250%, 11/25/2023	1,384	1,539
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M3
5.960%, VAR ICE LIBOR USD 1 Month+4.000%, 08/25/2024	780	854
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN4, Cl M3
6.510%, VAR ICE LIBOR USD 1 Month+4.550%, 10/25/2024	205	228
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ3, Cl M3
6.710%, VAR ICE LIBOR USD 1 Month+4.750%, 10/25/2024	608	677
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M3
5.260%, VAR ICE LIBOR USD 1 Month+3.300%, 10/25/2027	265	295
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M3
5.860%, VAR ICE LIBOR USD 1 Month+3.900%, 12/25/2027	685	760
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
4.560%, VAR ICE LIBOR USD 1 Month+2.600%, 12/25/2027	495	506
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA1, Cl M2
4.610%, VAR ICE LIBOR USD 1 Month+2.650%, 03/25/2028	365	372
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
6.547%, VAR ICE LIBOR USD 1 Month+4.650%, 10/25/2028	900	1,045
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%, 07/25/2036	74	62
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M2
4.960%, VAR ICE LIBOR USD 1 Month+3.000%, 07/25/2024	385	412

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 1M2
6.860%, VAR ICE LIBOR USD 1 Month+4.900%, 11/25/2024	$458	$525
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
6.960%, VAR ICE LIBOR USD 1 Month+5.000%, 11/25/2024	149	168
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 1M2
6.260%, VAR ICE LIBOR USD 1 Month+4.300%, 02/25/2025	981	1,085
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 2M2
6.510%, VAR ICE LIBOR USD 1 Month+4.550%, 02/25/2025	310	337
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M2
5.960%, VAR ICE LIBOR USD 1 Month+4.000%, 05/25/2025	494	541
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M2
5.960%, VAR ICE LIBOR USD 1 Month+4.000%, 05/25/2025	325	350
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 2M2
6.960%, VAR ICE LIBOR USD 1 Month+5.000%, 07/25/2025	574	639
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2
6.960%, VAR ICE LIBOR USD 1 Month+5.000%, 07/25/2025	585	666
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 2M2
7.510%, VAR ICE LIBOR USD 1 Month+5.550%, 04/25/2028	634	718
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
7.660%, VAR ICE LIBOR USD 1 Month+5.700%, 04/25/2028	191	222
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 2M2
8.910%, VAR ICE LIBOR USD 1 Month+6.950%, 08/25/2028	495	593
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 1M2
8.710%, VAR ICE LIBOR USD 1 Month+6.750%, 08/25/2028	658	800
FNMA Connecticut Avenue Securities, Ser 2016-C02, Cl 1M2
7.960%, VAR ICE LIBOR USD 1 Month+6.000%, 09/25/2028	565	673

SEI Institutional Investments Trust / Annual Report / May 31, 2018	325

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
7.860%, VAR ICE LIBOR USD 1 Month+5.900%, 10/25/2028	$1,194	$1,404
FNMA Connecticut Avenue Securities, Ser 2016-C05, Cl 2M2
6.347%, VAR ICE LIBOR USD 1 Month+4.450%, 01/25/2029	980	1,098
FNMA Connecticut Avenue Securities, Ser 2018-C01, Cl 1M2
4.210%, VAR ICE LIBOR USD 1 Month+2.250%, 07/25/2030	1,200	1,219
Great Wolf Trust, Ser 2017-WOLF, Cl A
2.919%, VAR LIBOR USD 1 Month+0.850%, 09/15/2034 (B)	637	638
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (B)	234	233
GS Mortgage Securities Trust, Ser 2013-G1, Cl A1
2.059%, VAR ICE LIBOR USD 1 Month+0.000%, 04/10/2031 (B)	135	131
GS Mortgage Securities Trust, Ser 2013-G1, Cl A2
3.557%, 04/10/2031 (B)(D)	1,485	1,469
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
4.944%, 01/10/2047 (B)(D)	631	555
GS Mortgage Securities Trust, Ser 2018-GS9, Cl A4
3.992%, 03/10/2051 (D)	1,400	1,434
H/2 Asset Funding, Ser 2015-1A
3.547%, 06/24/2049	262	265
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
2.210%, VAR ICE LIBOR USD 1 Month+0.250%, 03/25/2035	81	72
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl A5
3.775%, 08/15/2047	955	975
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl XA, IO
0.897%,09/15/2047 (D)	18,135	771
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	485	495
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	845	859
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C32, Cl C
4.667%, 11/15/2048 (D)	585	581

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A1A
4.838%, 07/15/2041 (B)(D)	$91	$91
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl AM
5.372%, 05/15/2047	120	121
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A5
3.805%, 07/15/2047	900	917
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-SGP, Cl A
3.619%, VAR LIBOR USD 1 Month+1.700%, 07/15/2036 (B)	656	659
JPMorgan Mortgage Trust, Ser 2007-S3, Cl 1A8
6.000%, 08/25/2037	164	134
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl AJ
5.452%, 09/15/2039 (D)	241	182
LSTAR Commercial Mortgage Trust, Ser 2014-2, Cl A2
2.767%, 01/20/2041 (B)	38	38
LSTAR Commercial Mortgage Trust, Ser 2015-3, Cl A2
2.729%, 04/20/2048 (B)(D)	558	553
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049 (B)	642	623
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl A5
3.892%, 06/15/2047	950	971
Morgan Stanley Capital I Trust, Ser 2005-IQ9, Cl D
5.000%, 07/15/2056	369	362
Morgan Stanley Capital I Trust, Ser 2015-XLF2, Cl AFSA
3.799%, VAR LIBOR USD 1 Month+1.870%, 08/15/2026 (B)	134	134
Morgan Stanley Capital I Trust, Ser 2015-XLF2, Cl SNMA
3.879%, VAR LIBOR USD 1 Month+1.950%, 11/15/2026 (B)	122	122
Morgan Stanley Capital I Trust, Ser 2016-UB12, Cl A4
3.596%, 12/15/2049	755	753
RETL, Ser 2018-RVP, Cl A
3.019%, VAR LIBOR USD 1 Month+1.100%, 03/15/2033 (B)	455	457
Starwood Retail Property Trust, Ser 2014-STAR, Cl A
3.139%, VAR LIBOR USD 1 Month+1.220%, 11/15/2027 (B)	1,125	1,126

326	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust, Ser 2017-C1, Cl A4
3.544%, 11/15/2050	$1,070	$1,056
UBS Commercial Mortgage Trust, Ser 2018-C10, Cl A4
4.313%, 05/15/2051	1,000	1,045
UBS Commercial Mortgage Trust, Ser 2018-C8, Cl A4
3.983%, 02/15/2051	855	872
UBS Commercial Mortgage Trust, Ser 2018-C9, Cl A4
4.117%, 03/15/2051	1,500	1,546
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%, 12/10/2045	194	190
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl C
4.469%, 09/15/2048 (D)	527	506
Wells Fargo Commercial Mortgage Trust, Ser 2016-LC25, Cl C
4.436%, 12/15/2059 (D)	370	355
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, Cl C
4.311%, 11/15/2049 (D)	620	612
Wells Fargo Commercial Mortgage Trust, Ser 2018-C43, Cl A4
4.012%, 03/15/2051 (D)	750	768
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
7.210%, VAR ICE LIBOR USD 1 Month+5.250%, 11/25/2025 (B)	421	468
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
7.460%, VAR ICE LIBOR USD 1 Month+5.500%, 11/25/2025 (B)	121	131
Wells Fargo Mortgage-Backed Securities Trust, Ser 2007-8, Cl 2A5
5.750%, 07/25/2037	82	81
WFRBS Commercial Mortgage Trust, Ser 2013-C14, Cl A5
3.337%, 06/15/2046	160	160
WFRBS Commercial Mortgage Trust, Ser 2014-C20, Cl A2
3.036%, 05/15/2047	473	474

		57,125
Total Mortgage-Backed Securities (Cost $63,047) ($ Thousands)		63,176

Description		Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT — 2.5%
Argentina POM Politica Monetaria
33.218%, VAR Argentina Central Bank 7D Repo Ref Rate+0.000%, 06/21/2020	ARS	8,100	$338
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2027	BRL	11,280	2,824
Egypt Government International Bond MTN
6.125%, 01/31/2022 (B)		$251	253
Japan Treasury Discount Bill
-0.136%, 07/02/2018 (A)(E)	JPY	240,450	2,213
-0.153%, 09/10/2018 (A)(E)		1,017,600	9,370
Japanese Government CPI Linked Bond
0.100%, 03/10/2027		412,462	4,021
Mexico Government International Bond
3.600%, 01/30/2025		$592	572
Qatar Government International Bond
3.875%, 04/23/2023 (B)		822	821
Saudi Government International Bond MTN
4.000%, 04/17/2025 (B)		1,218	1,207
Singapore Government International Bond
2.750%, 03/01/2046	SGD	3,384	2,446

Total Sovereign Debt (Cost $24,549) ($ Thousands)			24,065

ASSET-BACKED SECURITIES — 2.0%

Automotive — 1.1%

Ally Auto Receivables Trust, Ser 2015-2, Cl A3
1.490%, 11/15/2019		$55	55
Avis Budget Rental Car Funding AESOP LLC, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (B)		710	710
Avis Budget Rental Car Funding AESOP LLC, Ser 2016-1A, Cl A
2.990%, 06/20/2022 (B)		438	435
Avis Budget Rental Car Funding AESOP LLC, Ser 2018-1A, Cl A
3.700%, 09/20/2024 (B)		1,000	1,007
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019		63	63
CPS Auto Receivables Trust, Ser 2017-D, Cl A
1.870%, 03/15/2021 (B)		742	738
Exeter Automobile Receivables Trust, Ser 2016-1A, Cl D
8.200%, 02/15/2023 (B)		280	299
Exeter Automobile Receivables Trust, Ser 2016-3A, Cl A
1.840%, 11/16/2020 (B)		72	72

SEI Institutional Investments Trust / Annual Report / May 31, 2018	327

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Exeter Automobile Receivables Trust, Ser 2017-2A, Cl A
2.110%, 06/15/2021 (B)	$253	$252
Exeter Automobile Receivables Trust, Ser 2017-3A, Cl A
2.050%, 12/15/2021 (B)	501	499
First Investors Auto Owner Trust, Ser 2016-2A, CI A1
1.530%, 11/16/2020 (B)	115	115
Flagship Credit Auto Trust, Ser 2016-2, Cl D
8.560%, 11/15/2023 (B)	365	392
Flagship Credit Auto Trust, Ser 2016-4, Cl D
3.890%, 11/15/2022 (B)	375	376
Flagship Credit Auto Trust, Ser 2017-4, Cl A
2.070%, 04/15/2022 (B)	239	238
Ford Credit Auto Owner Trust, Ser 2014-2, CI A
2.310%, 04/15/2026 (B)	640	636
Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A2
2.489%, VAR LIBOR USD 1 Month+0.570%, 01/15/2022	741	745
Harley-Davidson Motorcycle Trust, Ser 2015-2, CI A3
1.300%, 03/16/2020	44	44
Hertz Vehicle Financing II, Ser 2015-1A, Cl A
2.730%, 03/25/2021 (B)	580	575
Hertz Vehicle Financing II, Ser 2015-1A, Cl B
3.520%, 03/25/2021 (B)	425	424
Hertz Vehicle Financing II, Ser 2015-3A, Cl A
2.670%, 09/25/2021 (B)	390	385
Hertz Vehicle Financing II, Ser 2016-1A, Cl A
2.320%, 03/25/2020 (B)	737	734
Hertz Vehicle Financing II, Ser 2017-1A, Cl A
2.960%, 10/25/2021 (B)	760	753
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (B)	1,220	1,199
Santander Drive Auto Receivables Trust, Ser 2017-3, Cl A2
1.670%, 06/15/2020	304	303
Westlake Automobile Receivables Trust, Ser 2016-3A, Cl E
5.690%, 10/16/2023 (B)	495	509
		11,558

Credit Cards — 0.3%

GE Capital Credit Card Master Note Trust, Ser 2012-2, Cl A
2.220%, 01/15/2022	1,098	1,096
Synchrony Credit Card Master Note Trust, Ser 2016-1, Cl A
2.040%, 03/15/2022	247	246

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
World Financial Network Credit Card Master Trust, Ser 2018-A, Cl A
3.070%, 12/16/2024	$1,435	$1,432

		2,774

Other Asset-Backed Securities — 0.6%

CLUB Credit Trust, Ser 2017-P1, Cl A
2.420%, 09/15/2023 (B)	471	470
CNH Equipment Trust, Ser 2015-A, Cl A4
1.850%, 04/15/2021	520	518
Marlette Funding Trust, Ser 2016-1A, Cl A
3.060%, 01/17/2023 (B)	24	24
Marlette Funding Trust, Ser 2017-1A, Cl A
2.827%, 03/15/2024 (B)	166	166
Marlette Funding Trust, Ser 2017-2A, Cl A
2.390%, 07/15/2024 (B)	299	298
Marlette Funding Trust, Ser 2017-3A, Cl A
2.360%, 12/15/2024 (B)	265	264
Marlette Funding Trust, Ser 2017-3A, Cl B
3.010%, 12/15/2024 (B)	270	268
Marlette Funding Trust, Ser 2018-1A, Cl A
2.610%, 03/15/2028 (B)	811	809
Prosper Marketplace Issuance Trust, Ser 2017-2A, Cl B
3.480%, 09/15/2023 (B)	250	249
SoFi Consumer Loan Program LLC, Ser 2016-2A, Cl A
3.090%, 10/27/2025 (B)	186	186
SoFi Consumer Loan Program LLC, Ser 2016-3, Cl A
3.050%, 12/26/2025 (B)	340	340
SoFi Consumer Loan Program LLC, Ser 2017-2, Cl A
3.280%, 02/25/2026 (B)	337	337
SoFi Consumer Loan Program LLC, Ser 2017-5, Cl A2
2.780%, 09/25/2026 (B)	730	725
SoFi Consumer Loan Program LLC, Ser 2017-6, Cl A2
2.820%, 11/25/2026 (B)	1,090	1,083
Volvo Financial Equipment LLC, Ser 2015-1A, Cl A3
1.510%, 06/17/2019 (B)	59	59
		5,796

Total Asset-Backed Securities (Cost $20,140) ($ Thousands)		20,128

Total Investments in Securities— 115.2% (Cost $1,118,548) ($ Thousands)		$1,128,856

328	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT— (13.2)%

Consumer Discretionary — (8.9)%
Aaron’s Inc	(1,200)	$(48)
Adient PLC	(8,419)	(448)
Adtalem Global Education Inc *	(1,453)	(69)
Advance Auto Parts Inc	(1,171)	(151)
Amazon.com Inc *	(4,436)	(7,229)
American Axle & Manufacturing Holdings Inc *	(10,943)	(173)
American Eagle Outfitters lnc	(1,500)	(33)
American Outdoor Brands Corp *	(4,200)	(53)
Aptiv PLC	(24,753)	(2,413)
Aramark	(7,788)	(302)
AutoNation Inc *	(471)	(22)
AutoZone Inc *	(461)	(299)
Beazer Homes USA Inc *	(3,400)	(51)
Bed Bath & Beyond Inc	(2,673)	(49)
Best Buy Co Inc	(3,735)	(255)
Bloomin’ Brands Inc	(3,620)	(77)
Booking Holdings Inc *	(731)	(1,542)
BorgWarner Inc	(19,389)	(946)
Boyd Gaming Corp	(2,119)	(80)
Bright Horizons Family Solutions Inc *	(1,421)	(144)
Brinker International Inc	(2,123)	(93)
Brunswick Corp/DE	(5,387)	(343)
Burlington Stores Inc *	(1,116)	(163)
Caesars Entertainment *	(3,976)	(48)
Callaway Golf Co	(6,067)	(115)
Capella Education Co	(638)	(61)
Career Education Corp *	(4,100)	(63)
CarMax Inc *	(2,507)	(173)
Carnival Corp, Cl A	(14,609)	(910)
Carriage Services Inc, Cl A	(2,100)	(53)
Carter’s Inc	(3,161)	(345)
Cavco Industries Inc *	(200)	(42)
Cheesecake Factory Inc/The	(1,766)	(91)
Chegg Inc *	(3,000)	(84)
Chipotle Mexican Grill Inc, Cl A *	(760)	(327)
Choice Hotels International Inc	(2,262)	(182)
Churchill Downs Inc	(218)	(65)
Columbia Sportswear Co	(1,748)	(152)
Cooper Tire & Rubber Co	(4,992)	(128)
Cooper-Standard Holdings Inc *	(1,349)	(168)
CorePoint Lodging *	(725)	(20)
Cracker Barrel Old Country Store Inc	(294)	(46)
Crocs Inc *	(3,400)	(61)
Dana Inc	(13,299)	(297)
Darden Restaurants Inc	(3,894)	(340)
Dave & Buster’s Entertainment Inc *	(1,463)	(61)
Deckers Outdoor Corp *	(1,898)	(215)
Delphi Technologies PLC	(8,018)	(402)
Dick’s Sporting Goods Inc	(671)	(25)
DineEquity Inc	(800)	(51)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Dollar General Corp	(4,055)	$(355)
Dollar Tree Inc *	(3,573)	(295)
Domino’s Pizza Inc	(1,649)	(415)
Dorman Products Inc *	(1,948)	(126)
DR Horton Inc	(19,973)	(843)
Dunkin’ Brands Group Inc	(2,382)	(153)
Eldorado Resorts Inc *	(807)	(36)
Expedia Group	(1,577)	(191)
Foot Locker Inc	(1,420)	(77)
Ford Motor Co	(354,909)	(4,099)
Fox Factory Holding Corp *	(3,678)	(146)
Gap Inc/The	(3,496)	(98)
Garmin Ltd	(6,929)	(416)
General Motors Co	(123,029)	(5,253)
Gentex Corp	(24,126)	(580)
Gentherm Inc *	(2,954)	(105)
Genuine Parts Co	(2,742)	(249)
G-III Apparel Group Ltd *	(2,227)	(93)
Goodyear Tire & Rubber Co/The	(23,098)	(564)
Graham Holdings Co, Cl B	(89)	(52)
Grand Canyon Education Inc *	(1,765)	(196)
H&R Block	(5,803)	(159)
Hanesbrands Inc	(21,241)	(387)
Harley-Davidson Inc	(15,633)	(642)
Hasbro Inc	(6,079)	(527)
Helen of Troy Ltd *	(2,188)	(196)
Hilton Grand Vacations Inc *	(4,000)	(159)
Hilton Worldwide Holdings Inc	(9,948)	(803)
Home Depot Inc/The	(16,338)	(3,048)
Houghton Mifflin Harcourt *	(7,900)	(54)
Hyatt Hotels Corp, Cl A	(706)	(58)
ILG Inc	(4,391)	(150)
Installed Building Products Inc *	(1,522)	(92)
International Game Technology PLC	(3,822)	(96)
International Speedway Corp, Cl A	(550)	(23)
iRobot Corp *	(1,553)	(97)
Jack in the Box Inc	(687)	(55)
KB Home	(5,023)	(132)
Kohl’s Corp	(1,761)	(118)
L Brands Inc	(2,933)	(99)
Las Vegas Sands Corp	(14,527)	(1,171)
Laureate Education Inc, Cl A *	(4,000)	(65)
La-Z-Boy Inc, Cl Z	(3,609)	(113)
LCI Industries	(1,863)	(163)
Lear Corp	(5,931)	(1,174)
Leggett & Platt Inc	(7,842)	(324)
Lennar Corp, Cl A	(15,995)	(828)
Lennar Corp, Cl B	(1)	—
LGI Homes Inc *	(828)	(50)
Liberty Expedia Holdings Inc, Cl A *	(471)	(20)
Lithia Motors Inc, Cl A	(222)	(22)
LKQ Corp *	(5,452)	(173)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	329

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Lowe’s Cos Inc	(11,528)	$(1,095)
Lululemon Athletica Inc *	(5,491)	(577)
M/I Homes Inc *	(872)	(24)
Macy’s Inc	(4,007)	(140)
Marriott International Inc/MD, Cl A	(11,236)	(1,521)
Marriott Vacations Worldwide Corp	(1,014)	(122)
Mattel Inc	(19,037)	(295)
McDonald’s Corp	(29,269)	(4,683)
MDC Holdings Inc	(2,859)	(90)
Meritage Homes Corp *	(2,697)	(122)
MGM Resorts International	(17,668)	(556)
Michael Kors Holdings Ltd *	(7,810)	(448)
Modine Manufacturing Co *	(4,672)	(84)
Mohawk Industries Inc *	(3,667)	(748)
Murphy USA Inc *	(400)	(27)
Netflix Inc *	(5,396)	(1,897)
Newell Brands Inc	(26,479)	(624)
NIKE Inc, Cl B	(76,300)	(5,478)
Nordstrom Inc	(1,346)	(66)
Norwegian Cruise Line Holdings Ltd *	(7,583)	(397)
NVR Inc *	(193)	(577)
O’Reilly Automotive Inc *	(1,349)	(363)
Oxford Industries Inc	(524)	(43)
Penn National Gaming Inc *	(2,320)	(79)
Pinnacle Entertainment Inc *	(1,800)	(61)
Planet Fitness Inc, Cl A *	(2,263)	(90)
Polaris Industries Inc	(3,414)	(382)
Pool Corp	(350)	(50)
PulteGroup Inc	(16,168)	(489)
PVH Corp	(4,942)	(791)
Qurate Retail *	(4,910)	(100)
Ralph Lauren Corp, Cl A	(3,360)	(452)
Red Rock Resorts Inc, Cl A	(3,987)	(137)
Ross Stores Inc	(5,388)	(425)
Royal Caribbean Cruises Ltd	(6,005)	(630)
Scientific Games Corp/DE, Cl A *	(1,622)	(96)
Service Corp International/US	(7,773)	(285)
ServiceMaster Global Holdings Inc *	(4,084)	(233)
Shutterfly lnc *	(700)	(66)
Signet Jewelers Ltd	(1,299)	(56)
Six Flags Entertainment Corp	(1,748)	(113)
Skechers U.S.A. Inc, Cl A *	(7,267)	(211)
Sotheby’s *	(1,541)	(84)
Standard Motor Products Inc	(1,605)	(73)
Starbucks Corp	(50,944)	(2,887)
Steven Madden Ltd	(3,874)	(205)
Strayer Education Inc	(531)	(48)
Stoneridge Inc *	(1,522)	(58)
Superior Industries International Inc	(4,100)	(72)
Tapestry Inc	(15,848)	(693)
Target Corp	(7,725)	(563)
Taylor Morrison Home Corp, Cl A *	(6,467)	(139)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Tempur Sealy International Inc *	(2,589)	$(119)
Tenneco Inc	(4,756)	(210)
Tesla Inc *	(11,338)	(3,228)
Texas Roadhouse Inc, Cl A	(1,272)	(79)
Thor Industries Inc	(4,383)	(406)
Tiffany & Co	(1,709)	(223)
TJX Cos Inc/The	(8,675)	(784)
Toll Brothers Inc	(8,078)	(319)
TopBuild Corp *	(1,630)	(137)
Tower International Inc	(773)	(23)
Tractor Supply Co	(2,071)	(154)
TRI Pointe Group Inc *	(8,241)	(142)
TripAdvisor Inc *	(1,778)	(93)
Tupperware Brands Corp	(2,948)	(124)
Ulta Beauty Inc *	(943)	(233)
Under Armour Inc, Cl A *	(6,854)	(143)
Under Armour Inc, Cl C *	(10,084)	(191)
Universal Electronics Inc *	(1,000)	(30)
Vail Resorts Inc	(1,298)	(313)
VF Corp	(19,641)	(1,594)
Vista Outdoor Inc *	(3,900)	(66)
Visteon Corp *	(2,659)	(332)
Wayfair Inc, Cl A *	(724)	(67)
Weight Watchers International Inc *	(1,139)	(86)
Wendy’s Co/The	(3,572)	(58)
Whirlpool Corp	(3,818)	(553)
William Lyon Homes, Cl A *	(1,916)	(46)
Williams-Sonoma Inc	(671)	(37)
Wingstop Inc	(1,200)	(61)
Winnebago Industries Inc	(2,297)	(83)
Wolverine World Wide Inc	(5,126)	(172)
Wyndham Worldwide Corp	(3,715)	(403)
Wynn Resorts Ltd	(2,665)	(522)
Yum China Holdings Inc	(11,836)	(465)
Yum! Brands Inc	(12,107)	(985)

		(86,874)
Information Technology – (2.8)%
Advanced Energy Industries Inc *	(373)	(24)
Advanced Micro Devices Inc *	(8,554)	(117)
Amphenol Corp, Cl A	(3,789)	(329)
Analog Devices Inc	(4,445)	(432)
Apple Inc	(38,465)	(7,188)
Applied Materials Inc	(11,303)	(574)
Arista Networks Inc *	(656)	(165)
ARRIS International PLC *	(2,976)	(75)
Arrow Electronics Inc *	(2,298)	(170)
Avnet Inc	(2,573)	(98)
Broadcom	(4,294)	(1,082)
Cavium Inc *	(800)	(67)
CDW Corp/DE	(4,642)	(372)
Cisco Systems Inc	(56,467)	(2,412)

330	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Cognex Corp	(1,800)	$(82)
Coherent Inc *	(171)	(29)
CommScope Holding Co Inc *	(2,119)	(62)
Corning Inc	(10,371)	(282)
Cray Inc *	(1,028)	(26)
Cree Inc *	(1,450)	(68)
Cypress Semiconductor Corp	(2,100)	(35)
Diebold Nixdorf Inc	(2,250)	(26)
Dolby Laboratories Inc, Cl A	(1,116)	(70)
Electronics For Imaging Inc*	(1,864)	(62)
Entegris Inc	(950)	(33)
ePlus Inc *	(932)	(85)
F5 Networks Inc *	(903)	(156)
Finisar Corp *	(2,693)	(44)
First Solar Inc *	(911)	(62)
FLIR Systems Inc	(2,019)	(109)
Hewlett Packard Enterprise Co	(24,174)	(368)
HP Inc	(23,771)	(524)
II-VI Inc *	(572)	(25)
Infinera Corp *	(3,701)	(33)
Integrated Device Technology Inc *	(850)	(28)
Intel Corp	(50,073)	(2,764)
IPG Photonics Corp *	(531)	(128)
Jabil	(3,178)	(90)
Juniper Networks Inc	(4,266)	(114)
Keysight Technologies Inc *	(3,147)	(185)
KLA-Tencor Corp	(1,598)	(181)
Lam Research Corp	(1,980)	(392)
Littelfuse Inc	(200)	(43)
Lumentum Holdings Inc *	(421)	(25)
Marvell Technology Group Ltd	(5,023)	(108)
Maxim Integrated Products Inc	(3,454)	(203)
Microchip Technology Inc	(2,933)	(286)
Micron Technology Inc *	(11,459)	(660)
MKS Instruments Inc	(524)	(59)
Monolithic Power Systems Inc	(478)	(63)
Motorola Solutions Inc	(1,939)	(208)
National Instruments Corp	(2,100)	(87)
NCR Corp *	(2,623)	(79)
NetApp Inc	(3,850)	(263)
NETGEAR Inc *	(1,900)	(115)
NVIDIA Corp	(6,012)	(1,516)
NXP Semiconductors NV *	(3,618)	(412)
ON Semiconductor Corp *	(5,477)	(138)
Palo Alto Networks Inc *	(966)	(201)
Plexus Corp *	(350)	(20)
Pure Storage Inc, Cl A *	(1,800)	(39)
Qorvo Inc *	(1,594)	(128)
QUALCOMM Inc	(15,735)	(915)
Ribbon Communications Inc *	(6,990)	(42)
ScanSource Inc *	(1,816)	(71)
Silicon Laboratories Inc *	(638)	(67)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Skyworks Solutions Inc	(1,905)	$(188)
Stratasys Ltd *	(3,935)	(73)
Super Micro Computer Inc *	(3,250)	(78)
SYNNEX Corp	(1,210)	(129)
Tech Data Corp *	(1,311)	(114)
Teradyne Inc	(1,766)	(67)
Texas Instruments Inc	(11,132)	(1,246)
Trimble Inc *	(3,426)	(113)
Universal Display Corp	(378)	(37)
USA Technologies Inc *	(5,772)	(78)
VeriFone Systems Inc *	(3,228)	(73)
Versum Materials Inc	(650)	(26)
ViaSat Inc *	(903)	(57)
Western Digital Corp	(4,113)	(344)
Xerox Corp	(5,101)	(139)
Xilinx Inc	(2,604)	(177)
Zebra Technologies Corp, Cl A *	(950)	(146)

		(28,001)
Materials – (1.5)%
Air Products & Chemicals Inc	(4,329)	(699)
Albemarle Corp	(1,810)	(169)
Alcoa Corp *	(3,560)	(171)
Allegheny Technologies Inc *	(1,050)	(30)
AptarGroup Inc	(1,210)	(112)
Ashland Global Holdings Inc	(1,149)	(89)
Avery Dennison Corp	(1,732)	(182)
Axalta Coating Systems Ltd *	(2,573)	(80)
Balchem Corp	(1,400)	(135)
Ball Corp	(5,772)	(213)
Berry Global Group Inc*	(1,798)	(87)
Cabot Corp	(447)	(27)
Carpenter Technology Corp	(522)	(31)
Celanese Corp, Cl A	(2,631)	(297)
CF Industries Holdings Inc	(3,297)	(136)
Chemours Co/The	(2,701)	(132)
Cleveland-Cliffs Inc *	(7,508)	(64)
Commercial Metals Co	(1,022)	(24)
Compass Minerals International Inc	(1,275)	(83)
Crown Holdings Inc *	(2,537)	(110)
Domtar Corp	(550)	(26)
DowDuPont Inc	(38,986)	(2,499)
Eagle Materials Inc	(858)	(93)
Eastman Chemical Co	(2,770)	(289)
Ecolab Inc	(4,700)	(670)
Ferro Corp *	(2,400)	(49)
FMC Corp	(2,067)	(180)
Freeport-McMoRan Inc, Cl B	(21,335)	(361)
Graphic Packaging Holding Co	(5,548)	(80)
HB Fuller Co	(421)	(22)
Huntsman Corp	(3,581)	(115)
Ingevity Corp *	(524)	(40)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	331

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
International Flavors & Fragrances Inc	(649)	$(79)
International Paper Co	(6,401)	(342)
Kaiser Aluminum Corp	(797)	(88)
KapStone Paper and Packaging Corp	(1,600)	(55)
Louisiana-Pacific	(3,174)	(93)
LyondellBasell Industries NV, Cl A	(5,331)	(598)
Martin Marietta Materials Inc	(956)	(213)
Monsanto Co	(7,020)	(895)
Mosaic	(5,161)	(142)
NewMarket Corp	(200)	(77)
Newmont Mining Corp	(10,463)	(407)
Nucor Corp	(5,117)	(328)
Olin Corp	(2,068)	(67)
Owens-Illinois Inc*	(5,420)	(101)
Packaging Corp of America	(1,498)	(176)
PolyOne Corp	(622)	(26)
PPG Industries Inc	(4,108)	(415)
Praxair Inc	(4,786)	(748)
Reliance Steel & Aluminum Co	(1,302)	(122)
Royal Gold Inc	(440)	(39)
RPM International Inc	(1,364)	(68)
Scotts Miracle-Gro Co/The, Cl A	(423)	(36)
Sealed Air Corp	(2,148)	(94)
Sherwin-Williams Co/The	(1,240)	(470)
Southern Copper Corp	(2,179)	(107)
Steel Dynamics Inc	(3,546)	(175)
Summit Materials Inc, Cl A*	(884)	(25)
SunCoke Energy Inc*	(4,800)	(65)
Tahoe Resources Inc	(11,265)	(59)
Trecora Resources*	(5,200)	(73)
Trinseo SA	(932)	(67)
Tronox Ltd, Cl A	(3,000)	(55)
United States Steel Corp	(2,300)	(85)
Valvoline Inc	(3,659)	(75)
Vulcan Materials Co	(1,828)	(234)
Westlake Chemical Corp	(425)	(49)
WestRock Co	(3,794)	(223)
Worthington Industries Inc	(421)	(20)
WR Grace & Co	(577)	(41)

		(14,327)

Total Common Stock Sold Short (Proceeds $112,990) ($ Thousands)		(129,202)

Total Investments Sold Short – (13.2)% (Proceeds $112,990) ($ Thousands)		$(129,202)

332	SEI Institutional Investments Trust / Annual Report / May 31, 2018

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Coffee**	45	Sep-2018	$2,099	$2,124	$25
Coffee**	9	May-2019	452	456	4
Coffee**	92	Jul-2018	4,107	4,268	161
Coffee Robusta**	(100)	Jul-2018	(1,735)	(1,752)	(17)
Copper**	188	Jul-2018	14,593	14,406	(187)
Corn**	713	Jul-2018	14,155	14,046	(109)
Corn**	126	Dec-2018	2,623	2,607	(16)
Cotton No. 2**	36	Jul-2018	1,540	1,677	137
Cotton No. 2**	(49)	Dec-2018	(1,903)	(2,245)	(342)
Crude Oil**	72	Jun-2018	5,017	4,827	(190)
Crude Oil**	(40)	Nov-2018	(2,767)	(2,621)	146
Crude Oil**	81	Aug-2018	5,586	5,390	(196)
Euro-Bobl	(85)	Jun-2018	(13,737)	(13,151)	(201)
Feeder Cattle**	(21)	Aug-2018	(1,518)	(1,548)	(30)
Feeder Cattle**	5	Aug-2018	347	369	22
Gasoline**	43	Jun-2018	4,045	3,902	(143)
Gasoline**	27	Jun-2018	2,330	2,450	120
Gold**	57	Aug-2018	7,557	7,437	(120)
Gold**	51	Aug-2018	6,606	6,654	48
Heating Oil**	19	Jun-2019	1,778	1,742	(36)
ICE Brent Crude**	94	Aug-2018	7,416	7,262	(154)
ICE Brent Crude**	(23)	May-2019	(1,723)	(1,699)	24
ICE Brent Crude**	(35)	Nov-2018	(2,092)	(2,665)	(573)
ICE Brent Crude**	139	Aug-2018	10,579	10,738	159
Japanese 10-Year Bond	(3)	Jun-2018	(4,269)	(4,171)	(6)
Japanese 10-Year Bond E-MINI	(145)	Jun-2018	(20,496)	(20,146)	(9)
KC HRW Wheat**	124	Jul-2018	3,275	3,364	89
Lean Hogs**	(26)	Oct-2018	(660)	(658)	2
Lean Hogs**	45	Jul-2018	1,406	1,405	(1)
Lean Hogs**	(27)	Aug-2018	(855)	(832)	23
Lean Hogs**	21	Jul-2018	640	656	16
Lean Hogs**	35	Oct-2018	892	886	(6)
Live Cattle**	(34)	Dec-2018	(1,468)	(1,520)	(52)
Live Cattle**	152	Aug-2018	6,039	6,320	281
LME Nickel**	84	Jul-2018	7,230	7,655	425
LME Primary Aluminum**	135	Jul-2018	7,985	7,796	(189)
LME Zinc**	30	Jul-2018	2,325	2,323	(2)
LME Zinc**	37	Sep-2018	2,826	2,868	42
MSCI EAFE Index E-MINI	(149)	Jun-2018	(15,112)	(14,803)	309
Natural Gas**	47	Jun-2018	1,298	1,387	89
Natural Gas**	210	Nov-2018	6,138	6,271	133
Natural Gas**	108	Nov-2018	3,236	3,333	97
NY Harbor ULSD**	35	Jun-2018	3,344	3,241	(103)
NY Harbor ULSD**	57	Jun-2018	5,115	5,278	163
Palladium**	18	Sep-2018	1,758	1,767	9
Red Wheat**	29	Jul-2018	891	887	(4)
S&P 500 Index E-MINI	(218)	Jun-2018	(30,270)	(29,490)	780
Silver**	121	Jul-2018	10,034	9,957	(77)
Soybean**	(27)	Nov-2018	(1,390)	(1,396)	(6)
Soybean**	101	Jul-2018	5,323	5,143	(180)
Soybean**	110	Jul-2018	5,473	5,602	129
Soybean Meal**	71	Jul-2018	2,664	2,665	1
Soybean Meal**	6	Jul-2018	229	225	(4)
Soybean Oil**	136	Jul-2018	2,600	2,539	(61)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	333

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Multi-Asset Real Return Fund (Continued)

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Soybean Oil**	135	Jul-2018	$2,507	$2,521	$14
Sugar No. 11**	350	Jun-2018	4,648	5,014	366
U.S. 2-Year Treasury Note	(342)	Sep-2018	(72,407)	(72,584)	(177)
U.S. 5-Year Treasury Note	559	Sep-2018	63,257	63,665	408
U.S. 10-Year Treasury Note	(800)	Sep-2018	(95,636)	(96,350)	(714)
U.S. Ultra Long Treasury Bond	(19)	Sep-2018	(2,915)	(3,031)	(116)
Wheat**	48	Sep-2018	1,275	1,346	71
Wheat**	115	Jul-2018	2,914	3,026	112
WTI Crude Oil**	97	Jun-2018	6,943	6,503	(440)

			$(17,858)	$(16,664)	$(56)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
ANZ	06/07/18	NZD	1,245	USD	900	$ 26
Bank of America	06/12/18	CAD	5,007	USD	3,965	104
Bank of America	06/14/18	SGD	535	USD	397	(3)
Barclays PLC	07/03/18	BRL	6,458	USD	1,729	—
BNP Paribas	06/07/18	NZD	2,824	USD	2,011	30
BNP Paribas	06/13/18	GBP	2,331	USD	3,316	212
Citigroup	06/04/18	BRL	5,204	USD	1,499	102
Citigroup	06/07/18	USD	1,170	AUD	1,487	(45)
Citigroup	06/07/18	USD	1,985	TWD	57,317	(71)
Citigroup	06/14/18	SGD	402	USD	298	(3)
Citigroup	06/18/18	JPY	544,628	USD	5,012	(7)
Citigroup	06/28/18	USD	1,949	CNH	12,248	(39)
Citigroup	07/05/18	ARS	10,459	USD	405	(1)
Citigroup	07/18/18	EUR	4,138	USD	4,842	(7)
Citigroup	07/19/18	USD	1,395	PLN	4,951	(55)
Citigroup	07/26/18	USD	1,478	KRW	1,571,185	(19)
Citigroup	07/26/18	KRW	881,651	USD	819	—
Citigroup	08/09/18	USD	914	INR	62,089	(1)
Credit Suisse First Boston	06/07/18	AUD	2,476	CAD	2,460	23
Credit Suisse First Boston	06/28/18	CHF	1,246	USD	1,305	34
Goldman Sachs	06/28/18	USD	1,262	CHF	1,249	12
Goldman Sachs	07/12/18	USD	1,917	MYR	7,520	(32)
JPMorgan Chase Bank	06/06/18	CAD	11,030	USD	8,628	123
JPMorgan Chase Bank	06/07/18	AUD	1,674	USD	1,295	29
JPMorgan Chase Bank	06/07/18	TWD	112,454	USD	3,873	119
JPMorgan Chase Bank	06/28/18	CHF	1,402	USD	1,465	35
Morgan Stanley	06/13/18	USD	1,210	GBP	842	(88)
Morgan Stanley	06/18/18	JPY	1,164,701	USD	10,909	173
RBS	06/12/18	USD	2,255	CAD	2,846	(60)
RBS	07/18/18	EUR	866	USD	1,011	(3)
RBS	07/19/18	PLN	4,956	USD	1,362	21
Standard Bank	06/04/18	BRL	1,254	USD	357	21
Standard Bank	07/26/18	KRW	692,726	USD	640	(3)

334	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Standard Bank	08/16/18	SGD	3,262	USD	2,435	$(9)

						$618

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2018, is as follows:

Credit Default Swap
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
CDX. NA.IG. Series V1 5 Year	Buy	1.00%	Quarterly	06/20/2023	$7,310	$(113)	$(131)	$18

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
2.31%	3-Month USD - LIBOR	Quarterly	05/18/2025	USD	2,880	$98	$–	$98
2.49%	3-Month USD - LIBOR	Quarterly	06/09/2025	USD	1,240	20	–	20
2.29%	3-Month USD - LIBOR	Quarterly	08/04/2025	USD	1,833	57	–	57
3-Month USD - LIBOR	2.67%	Semi-Annual	07/18/2024	USD	1,710	(4)	–	(4)
3-Month USD - LIBOR	2.69%	Semi-Annual	09/24/2024	USD	2,470	(20)	–	(20)
1.99%	3-Month USD - LIBOR	Quarterly	04/21/2025	USD	2,040	111	–	111
1.49%	3-Month USD - LIBOR	Quarterly	10/04/2026	USD	7,010	739	–	739
2.35%	3-Month USD - LIBOR	Quarterly	07/12/2027	USD	1,860	70	–	70
2.92%	3-Month USD LIBOR	Quarterly	03/28/2028	USD	2,810	(8)	–	(8)
2.63%	3-Month USD - LIBOR	Quarterly	11/10/2035	USD	2,815	133	–	133
1.66%	3-Month USD - LIBOR	Quarterly	11/08/2026	USD	1,040	93	–	93
1.67%	3-Month USD - LIBOR	Quarterly	11/09/2026	USD	1,230	110	–	110
2.44%	3-Month USD - LIBOR	Quarterly	04/04/2027	USD	3,640	128	–	128
2.67%	3-Month USD - LIBOR	Quarterly	07/10/2024	USD	2,130	4	–	4
(0.15)%	6-Month EUR - EURIBOR	Semi-Annual	04/11/2020	EUR	9,860	(2)	–	(2)
1.69%	3-Month USD - LIBOR	Quarterly	08/06/2020	USD	7,270	128	–	128
3-Month NZD - BKBM	2.94%	Semi-Annual	03/31/2022	NZD	6,650	89	–	89
1.57%	3-Month USD - LIBOR	Quarterly	04/01/2020	USD	5,370	112	–	112
3-Month CAD - CDOR	2.18%	Semi-Annual	04/06/2020	CAD	36,380	(66)	–	(66)
(0.15)%	6-Month EUR -EURIBOR	Semi-Annual	04/10/2020	EUR	26,670	(4)	(1)	(3)
3-Month SEK - LIBOR	0.34%	Annual	03/31/2022	SEK	33,630	24	–	24
2.63%	3-Month USD - LIBOR	Quarterly	07/02/2024	USD	3,360	14	–	14
3-Month USD - LIBOR	2.63%	Semi-Annual	05/29/2024	USD	1,630	(18)	–	(18)
2.82%	3-Month USD - LIBOR	Quarterly	04/28/2024	USD	2,770	1	–	1
2.98%	3-Month USD - LIBOR	Quarterly	01/14/2024	USD	1,990	(33)	–	(33)
2.89%	3-Month USD - LIBOR	Quarterly	02/14/2024	USD	1,780	(19)	–	(19)
3-Month USD - LIBOR	3.31%	Quarterly	05/06/2034	USD	1,650	76	–	76
2.63%	3-Month USD - LIBOR	Semi-Annual	05/23/2024	USD	4,050	45	–	45

						$1,878	$(1)	$1,879

A list of the open OTC swap agreements held by the Fund at May 31, 2018 is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Credit Suisse	CMBX.NA.A.6 Index	Sell	2.00%	Monthly	05/11/2063	$(1,125)	$(12)	$(26)	$14
Goldman Sachs	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	836	(4)	11	(15)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	335

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Multi-Asset Real Return Fund (Continued)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Deutsche Bank	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	$763	$(4)	$10	$(14)
Credit Suisse	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	22	–	–	–
Deutsche Bank	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	901	(4)	10	(14)
Goldman Sachs	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	196	(1)	2	(3)
Citigroup	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	63	–	1	(1)
Deutsche Bank	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	3,003	(14)	32	(46)
Credit Suisse	CMBX.NA.AAA.9 Index	Buy	0.50%	Monthly	09/17/2058	2,287	(11)	29	(40)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(528)	(59)	(44)	(15)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(565)	(63)	(44)	(19)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(172)	(19)	(22)	3
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(778)	(87)	(55)	(32)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(162)	(18)	(11)	(7)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Quarterly	05/11/2063	(900)	(101)	(44)	(57)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(217)	(25)	(15)	(10)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(29)	(4)	(2)	(2)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(243)	(27)	(37)	10
Citigroup	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(226)	(25)	(35)	10
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(552)	(62)	(37)	(25)
Citibank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(223)	(25)	(31)	6
Citigroup	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(148)	(17)	(24)	7
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(965)	(108)	(148)	40
Citibank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(165)	(18)	(23)	5
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Quarterly	05/11/2063	(1,000)	(109)	(137)	28
Citigroup	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(33)	(4)	(6)	2
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(100)	(11)	(12)	1
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(14)	(1)	(1)	–
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(190)	(21)	(21)	–
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(284)	(32)	(32)	–
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(28)	(3)	(3)	–
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(100)	(11)	(12)	1
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(750)	(84)	(62)	(22)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(166)	(19)	(15)	(4)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(638)	(71)	(76)	5
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(28)	(3)	(3)	–
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(16)	(2)	(3)	1
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Quarterly	05/11/2063	(55)	(6)	(6)	–
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(289)	(32)	(40)	8
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(254)	(28)	(43)	15
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(163)	(18)	(26)	8
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(28)	(3)	(3)	–
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(182)	(21)	(31)	10
Citibank	Sprint Communications Inc.	Buy	5.00%	Quarterly	06/20/2019	571	(33)	(8)	(25)
Citibank	Sprint Communications Inc.	Buy	5.00%	Quarterly	06/20/2019	499	(28)	(6)	(22)

							$(1,248)	$(1,049)	$(199)

Interest Rate Swap
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized
Credit Suisse	3-Month USD -LIBOR	2.09%	Semi-Annual	03/12/2022	USD	250	$(5)	$ –	$(5)

336	SEI Institutional Investments Trust / Annual Report / May 31, 2018

As of May 31, 2018, the Reverse Repurchase Agreements held by the Fund are listed below:

Principal Amount ($ Thousands)	Counterparty	Rate	Maturity	Value ($ Thousands)
$(18,518)	Chase Securities	1.87%	Open Ended	$(18,518)
(22,181)	Chase Securities	1.96%	Open Ended	(22,181)
(43,336)	Chase Securities	1.93%	07/17/2018	(43,336)
(21,150)	Chase Securities	1.93%	07/18/2018	(21,150)
(27,418)	HSBC	1.81%	Open Ended	(27,418)
(23,684)	HSBC	1.83%	Open Ended	(23,684)
(17,283)	HSBC	1.93%	07/03/2018	(17,283)
(15,210)	HSBC	1.95%	07/09/2018	(15,210)
(14,065)	HSBC	1.95%	07/12/2018	(14,065)

				$(202,845)

Percentages are based on Net Assets of $979,909 ($ Thousands).

*	Non-income producing security.
**	Security, or a portion thereof, is held by the MARR Commodity Strategy Subsidiary, Ltd. as of May 31, 2018.
‡	Real Estate Investment Trust.
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $58,506 ($ Thousands), representing 5.97% of the Net Assets of the Fund.

(C)	Security is in default on interest payment.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(E)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.
(F)	Security, of a portion thereof, has been pledged as collateral for open futures contracts.
(G)	Security, of a portion thereof, has been pledged as collateral for open short positions.
(H)	Security, of a portion thereof, has been pledged as collateral for open reverse repurchase agreements.
(I)	Security, of a portion thereof, has been pledged as collateral for open forwards contracts and swap contracts.

ARS – Argentine Peso

AUD – Australian Dollar

BKBM – New Zealand Bank Bill Benchmark

BRL – Brazilian Real

CAD – Canadian Dollar

CDOR – Canadian Dealer Offered Rate

CHF – Swiss Franc

Cl – Class

CMO – Collateralized Mortgage Obligation

CNH – China Yuan Offshore

CPI – Consumer Price Index

EAFE – Europe, Australasia and Far East

EUR – Euro

EURIBOR – Euro Interbank Offered Rate

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

HRW – Hard Red Winter

ICE – Intercontinental Exchange

INR – Indian Rupee

IO – Interest Only

JPY – Japanese Yen

KRW – Korean Won

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

LME – London Metal Exchange

Ltd. – Limited

MSCI – Morgan Stanley Capital International

MTN – Medium Term Note

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

OTC – Over the Counter

PJSC – Public Joint Stock Company

PLC – Public Limited Company

PLN – Polish Zloty

S&P – Standard & Poor’s

SEK – Swedish Krona

Ser – Series

SGD – Singapore Dollar

TWD – Taiwanese Dollar

VAR – Variable Rate

ULSD – Ultra-Low-Sulphur Diesel

USD – United States Dollar

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$–	$650,410	$–	$650,410
Common Stock	285,199	–	–	285,199
Corporate Obligations	–	85,878	–	85,878
Mortgage-Backed Securities	–	63,176	–	63,176
Sovereign Debt	–	24,065	–	24,065
Asset-Backed Securities	–	20,128	–	20,128

Total Investments in Securities	$285,199	$843,657	$–	$1,128,856

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(129,202)	$–	$–	$(129,202)

Total Securities Sold Short	$(129,202)	$–	$–	$(129,202)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$4,405	$–	$–	$4,405
Unrealized Depreciation	(4,461)	–	–	(4,461)
Forwards Contracts *
Unrealized Appreciation	–	1,064	–	1,064
Unrealized Depreciation	–	(446)	–	(446)
Centrally Cleared Swaps
Credit Default Swap *
Unrealized Appreciation	–	18	–	18
Interest Rate Swaps *
Unrealized Appreciation	–	2,052	–	2,052
Unrealized Depreciation	–	(173)	–	(173)
OTC Swaps
Credit Default Swaps *
Unrealized Appreciation	–	174	–	174
Unrealized Depreciation	–	(373)	–	(373)
Interest Rate Swap *
Unrealized Depreciation	–	(5)	–	(5)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	337

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Multi-Asset Real Return Fund (Concluded)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	—	(202,845)	—	(202,845)

Total Other Financial Instruments	$ (56)	$ (200,534)	$—	$ (200,590)

*Future Contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended may 31,2018, there were no transfer between Level 1 and Level 2 asset and liabilities.

For the year ended May 31, 2018, there were no transfer between Level 2 and Level 3 asset and liabilities.

For more information on valuation inputes, see Note2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial Statements.

338	SEI Institutional Investments Trust / Annual Report / May 31, 2018

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STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2018

	Large Cap Fund	Large Cap Disciplined Equity Fund
Assets:
Investments, at value †	$1,335,686*	$2,985,807*
Affiliated investments, at value ††	103,263	125,196
Cash and cash equivalents	–	–
Cash pledged as collateral on futures contracts	553	–
Cash pledged as collateral on options contracts	–	1,148
Receivable for fund shares sold	662	881
Receivable for investment securities sold	12,429	31,638
Dividends and interest receivable	2,961	5,285
Foreign tax reclaim receivable	36	64
Prepaid expenses	9	24
Total Assets	1,455,599	3,150,043
Liabilities:
Payable upon return on securities loaned	61,122	54,446
Payable for fund shares redeemed	23,215	43,003
Payable for investment securities purchased	2,510	17,857
Payable for variation margin	101	206
Payable to custodian	–	23
Unrealized loss on foreign currency spot contracts	–	1
Investment advisory fees payable	214	446
Trustees fees payable	5	12
CCO fees payable	3	6
Accrued expense payable	37	86
Total Liabilities	87,207	116,086
Net Assets	$1,368,392	$3,033,957
† Cost of investments	$1,055,497	$2,511,892
†† Cost of affiliated investments	103,260	125,195
* Includes market value of securities on loan	59,401	53,367
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$905,440	$2,234,198
Undistributed net investment income	3,608	67
Accumulated net realized gain (loss) on investments, options contracts, swaptions contracts, futures contracts, securities sold short, swap contracts and foreign currency	179,136	325,813
Net unrealized appreciation on investments and securities sold short	280,192	473,916
Net unrealized appreciation (depreciation) on futures contracts	16	(38)
Net unrealized appreciation on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	–	1
Net Assets	$1,368,392	$3,033,957
Net Asset Value, Offering and Redemption Price Per Share – Class A	$18.93	$13.58
	($1,368,392,323÷ 72,306,004 shares)	($3,033,957,130÷ 223,352,928 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

340	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund	Small Cap Fund	Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Equity Factor Allocation Fund

$1,968,938*	$4,162,158*	$974,349*	$363,708*	$432,544*	$1,557,726*	$243,732
56,612	190,875	154,151	55,511	111,819	288,011	28,900
–	–	–	–	338	–	88
–	–	–	347	709	652	1,380
–	–	–	–	–	–	–
5,612	3,790	4,284	54	800	603	89,223
50,163	91,224	27,957	7,566	2,396	5,986	5
3,910	8,817	770	272	257	1,388	270
–	35	–	–	–	–	–
16	30	6	3	3	12	–
2,085,251	4,456,929	1,161,517	427,461	548,866	1,854,378	363,598

44,402	112,783	133,183	41,302	83,110	217,343	–
50,785	81,801	29,377	6,577	20,915	30,968	186
–	2,992	2,434	3,662	2,215	8,473	107,639
158	775	231	83	169	163	217
–	–	–	79	–	–	–
–	–	–	–	–	–	–
17	37	26	138	158	550	–
8	17	4	2	2	6	1
4	9	2	1	1	3	–
260	343	125	10	11	44	5
95,634	198,757	165,382	51,854	106,581	257,550	108,048
$1,989,617	$4,258,172	$996,135	$375,607	$442,285	$1,596,828	$255,550
$805,575	$2,999,505	$729,066	$291,200	$363,752	$1,260,833	$241,763
56,157	190,873	153,475	55,509	111,816	288,007	28,900
42,866	109,471	128,662	40,281	80,965	210,680	–
$670,385	$3,108,914	$744,761	$270,130	$342,654	$1,189,714	$253,304
6,255	14,031	827	58	521	628	352
149,440	(24,948)	4,328	32,897	30,315	109,589	(138)
1,163,818	1,162,655	245,959	72,510	68,795	296,897	1,969
(281)	(2,480)	260	12	–	–	63
–	–	–	–	–	–	–
$1,989,617	$4,258,172	$996,135	$375,607	$442,285	$1,596,828	$255,550
$200.41	$14.92	$15.94	$18.76	$13.22	$13.63	$10.17
($1,989,617,157÷	($4,258,171,518 ÷	($996,134,684÷	($375,607,046÷	($442,285,293÷	($1,596,828,479÷	($255,549,625÷
9,927,718 shares)	285,342,937 shares)	62,503,494 shares)	20,026,758 shares)	33,444,025 shares)	117,174,324 shares)	25,122,868 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	341

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2018

	U.S. Managed Volatility Fund	Global Managed Volatility Fund
Assets:
Investments, at value †	$1,256,218	$2,186,124
Affiliated investments, at value ††	15,317	39,473
Repurchase agreements †	–	–
Cash and cash equivalents	–	8,699
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	437	1,391
Cash pledged as collateral for TBA commitments	–	–
Foreign currency, at value †††	203	7,234
Receivable for fund shares sold	667	10,396
Receivable for investment securities sold	25,064	2,021
Dividends and interest receivable	3,676	7,535
Foreign tax reclaim receivable	1	2,511
Unrealized gain on forward foreign currency contracts	–	1,346
Unrealized gain on foreign spot currency contracts	–	–
Options purchased, at value †††††	–	–
Receivable for variation margin	–	39
Prepaid expenses	10	12
Total Assets	1,301,593	2,266,781
Liabilities:
Payable upon return on securities loaned	–	–
Payable for fund shares redeemed	12,088	4,508
Payable for investment securities purchased	1,759	3,652
Payable for variation margin	68	143
Income distribution payable	–	–
Swap contracts, at value ††††	–	–
Options written, at value †††††	–	–
Payable to custodian	–	–
Unrealized loss on foreign currency spot contracts	–	3
Unrealized loss on forward foreign currency contracts	–	1,172
Investment advisory fees payable	188	423
Trustees fees payable	5	9
CCO fees payable	3	5
Due to broker	–	–
Accrued expense payable	35	88
Accrued foreign capital gains tax on appreciated securities	–	–
Total Liabilities	14,146	10,003
Net Assets	$1,287,447	$2,256,778
† Cost of investments	$1,079,400	$2,024,682
†† Cost of affiliated investments	15,317	39,473
††† Cost of foreign currency	205	7,237
†††† Cost (Premiums received)	–	–
††††† Cost (Premiums received)	–	–
* Includes market value of securities on loan	–	–
Net Assets:
Paid-in Capital – (unlimited authorization – no par value)	$977,072	$2,017,880
Undistributed (distributions in excess of) net investment income	4,238	23,211
Accumulated net realized gain (loss) on investments, options contracts, swaptions contracts, futures contracts, securities sold short, swap contracts and foreign currency	129,110	54,841
Net unrealized appreciation (depreciation) on investments and securities sold short	176,818	161,442
Net unrealized appreciation (depreciation) on option contracts	–	–
Net unrealized appreciation (depreciation) on futures contracts	209	(706)
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	–	110
Net unrealized appreciation (depreciation) on swap contracts	–	–
Accumulated foreign capital gains tax on appreciated securities	–	–
Net Assets	$1,287,447	$2,256,778
Net Asset Value, Offering and Redemption Price Per Share – Class A	$14.34	$12.05
	($1,287,446,717 ÷	($2,256,777,766 ÷
	89,794,512 shares)	187,328,349 shares)

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

342	SEI Institutional Investments Trust / Annual Report / May 31, 2018

World Equity Ex-US Fund		Screened World Equity Ex-US Fund	World Select Equity Fund	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund

$8,013,017	*	$103,832	$1,193,651	$1,067,260	$1,824,992	$7,095,461	$2,772,717
558,710		4,361	14,640	6,520	67,686	189,983	103,528
–		–	–	–	400	63,000	–
248,390		1,362	20,901	27,236	211	–	1,403
–		–	–	–	–	6,467	1,225
10,631		215	9,178	–	191	2,530	–
–		–	–	–	–	40	–
28,933		627	3,808	2,667	49	107	26
51,849		561	13	2,544	26,939	58,092	9,412
65,255		629	5,751	7,555	33,998	441,116	64,720
21,838		280	4,355	2,297	6,691	34,031	40,181
10,978		188	531	51	6	3	88
1,780		–	2,874	–	–	1,978	–
17		–	503	1,510	–	350	–
–		–	266	–	–	2,708	–
591		15	290	–	3	1,578	10
59		1	4	9	15	43	15
9,012,048		112,071	1,256,765	1,117,649	1,961,181	7,897,487	2,993,325

359,943		–	–	–	–	–	–
34,820		14	4,438	13,064	77,864	111,462	21,561
53,480		426	7,430	6,990	32,289	1,192,733	67,040
330		7	859	–	17	3,753	4
–		–	–	–	–	325	414
–		–	–	–	–	–	45
–		–	–	–	–	1,053	–
1,630		–	–	–	–	98	–
35		–	365	1,516	–	350	–
–		–	4,074	–	–	597	–
2,142		24	277	535	358	558	669
34		–	5	5	8	26	12
18		–	3	2	4	13	6
–		–	70	–	–	–	–
370		18	104	196	52	185	75
223		–	45	1,047	–	–	–
453,025		489	17,670	23,355	110,592	1,311,153	89,826
$8,559,023		$111,582	$1,239,095	$1,094,294	$1,850,589	$6,586,334	$2,903,499
$6,568,423		$89,300	$1,118,245	$898,850	$1,819,775	$7,193,709	$2,801,717
558,682		4,361	14,640	6,520	67,686	189,983	103,528
28,826		640	3,834	2,668	50	68	25
–		–	–	–	–	–	26
–		–	683	–	–	376	–
350,062		–	–	–	–	–	–
$6,824,247		$96,060	$1,117,360	$848,986	$1,873,239	$6,740,632	$3,054,365
88,743		1,162	19,002	8,255	12,941	(2,762)	8,299

194,066		(124)	30,508	69,712	(40,935)	(120,431)	(130,328)
1,444,622		14,532	75,406	168,410	5,617	(35,248)	(29,000)
–		–	(417)	–	–	1,279	–
5,929		(38)	(1,567)	–	(273)	1,502	–

1,639		(10)	(1,152)	(22)	–	1,418	–
–		–	–	–	–	(56)	163
(223)		–	(45)	(1,047)	–	–	–
$8,559,023		$111,582	$1,239,095	$1,094,294	$1,850,589	$6,586,334	$2,903,499
$13.78		$11.48	$11.30	$11.21	$8.23	$10.03	$8.81
($8,559,022,932÷		($111,582,397 ÷	($1,239,094,520 ÷	($1,094,294,287 ÷	($1,850,589,059÷	($6,586,334,469 ÷	($2,903,498,902 ÷
621,113,730 shares)		9,722,156 shares)	109,652,939 shares)	97,605,617 shares)	224,727,854 shares)	656,877,304 shares)	329,444,634 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	343

STATEMENTS OF ASSETS AND LIABILITIES / CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2018

		Long Duration Credit
	Long Duration Fund	Fund

Assets:
Investments, at value †	$1,848,965	$3,778,989
Affiliated investments, at value ††	26,628	36,260
Repurchase agreements †	–	–
Cash and cash equivalents	21	1
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	–	–
Cash pledged as collateral on forward foreign currency contracts	–	–
Cash pledged as collateral on options contracts	–	–
Foreign currency, at value †††	–	–
Receivable for fund shares sold	149,011	36,556
Receivable for investment securities sold	28,400	6,508
Dividends and interest receivable	16,948	41,900
Receivable for variation margin	471	620
Foreign tax reclaim receivable	12	333
Unrealized gain on forward foreign currency contracts	–	–
Unrealized gain on foreign spot currency contracts	–	–
Swap contracts, at value ††††	–	–
Due from broker	–	–
Prepaid expenses	14	27

Total Assets	2,070,470	3,901,194

Liabilities:
Payable for investment securities purchased	62,606	28,704
Payable for fund shares redeemed	41,537	14,674
Income distribution payable	505	–
Payable for variation margin	142	559
Payable for securities sold short@	–	–
Swap contracts, at value ††††	–	–
Reverse repurchase agreements	–	–
Payable to custodian	–	–
Unrealized loss on foreign currency spot contracts	–	–
Unrealized loss on forward foreign currency contracts	–	–
Investment advisory fees payable	202	417
Trustees fees payable	7	15
CCO fees payable	4	8
Accrued expense payable	50	108

Total Liabilities	105,053	44,485

Net Assets	$1,965,417	$3,856,709

† Cost of investments	$1,806,653	$3,829,967
†† Cost of affiliated investments	26,628	36,260
††† Cost of foreign currency	–	–
†††† Cost (Premiums received)	–	–
@Proceeds from securities sold short	–	–
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$1,938,520	$3,914,674
Undistributed (distributions in excess of) net investment income	(1,777)	(1,101)
Accumulated net realized loss on investments, options contracts, swaptions contracts, futures contracts, securities sold short, swap contracts and foreign currency	(13,886)	(3,929)
Net unrealized appreciation (depreciation) on investments and securities sold short	42,312	(50,978)
Net unrealized appreciation (depreciation) on futures contracts	248	(1,957)
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	–	–
Net unrealized appreciation (depreciation) on swap contracts	–	–

Net Assets	$1,965,417	$3,856,709

Net Asset Value, Offering and Redemption Price Per Share — Class A	$8.17 ($1,965,416,527÷ 240,517,512 shares)	$9.92 ($3,856,708,503÷ 388,772,902 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integiral part of the financial statements.

344	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Ultra Short Duration	Emerging Markets		Limited Duration Bond	Intermediate Duration	Dynamic Asset	Multi-Asset Real
Bond Fund	Debt Fund	Real Return Fund	Fund	Credit Fund	Allocation Fund	Return Fund
$484,809	$2,149,232	$168,372	$1,384,845	$2,541,148	$2,454,611	$1,128,856
6,941	–	–	12,304	74,514	–	–
1,200	–	–	–	–	–	–
–	67,013	940	–	–	21,644	210,299
–	1,337	–	–	–	10,630	228
21	2,431	–	–	–	19,375	7,054
–	9,180	–	–	–	710	–
–	–	–	–	–	1	–
–	8,796	–	–	–	–	209
851	9,679	1,269	5,772	62,005	1,179	3,068
3,907	21,291	–	6,629	24,479	17,988	16,404
1,502	43,292	280	5,534	19,894	4,934	2,685
–	71	–	–	–	2,653	1,093
2	–	–	5	–	43	22
–	39,263	–	–	–	5	1,064
–	310	–	–	–	–	13
–	2,032	–	–	–	448	–
–	127	–	–	–	–	–
3	4	1	10	13	18	6
499,236	2,354,058	170,862	1,415,099	2,722,053	2,534,239	1,371,001
7,789	12,569	–	15,058	46,337	1,670	47,802
2,427	15,998	6	2,237	130	17,967	8,005
7	–	–	27	–	–	–
7	263	–	13	11	–	1,010
–	–	–	–	–	–	129,202
–	2,889	–	–	–	10,353	1,253
–	–	–	–	–	–	202,845
6,052	–	–	3	–	–	–
–	764	–	–	–	–	14
–	43,309	–	–	–	690	446
42	746	9	105	286	129	150
2	9	1	5	10	10	4
1	5	–	3	5	5	2
12	197	3	38	79	50	359
16,339	76,749	19	17,489	46,858	30,874	391,092
$482,897	$2,277,309	$170,843	$1,397,610	$2,675,195	$2,503,365	$979,909
$486,313	$2,278,111	$170,109	$1,393,321	$2,590,355	$1,439,799	$1,118,548
6,941	–	–	12,304	74,514	–	–
–	8,642	–	–	–	–	236
–	231	–	–	–	–	(1,049)
–	–	–	–	–	–	112,990

$487,620	$2,454,377	$177,243	$1,413,539	$2,745,327	$1,516,178	$1,069,706
(6)	(27,752)	1,158	(10)	134	(5,500)	(5,658)
(4,393)	(10,298)	(5,821)	(7,690)	(21,059)	(16,610)	(80,434)
(304)	(128,879)	(1,737)	(8,476)	(49,207)	1,014,812	(5,904)
(20)	(2,108)	–	247	–	5,076	(56)
–	(6,143)	–	–	–	(686)	562
–	(1,888)	–	–	–	(9,905)	1,693
$482,897	$2,277,309	$170,843	$1,397,610	$2,675,195	$2,503,365	$979,909
$9.97	$9.66	$9.51	$9.87	$9.75	$19.83	$8.06
($482,896,888 ÷ 48,448,821 shares)	($2,277,308,523 ÷ 235,825,282 shares)	($170,842,600 ÷ 17,962,076 shares)	($1,397,609,785 ÷ 141,569,274 shares)	($2,675,194,640 ÷ 274,477,507 shares)	($2,503,364,571 ÷ 126,224,055 shares)	($979,908,954÷ 121,516,121 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	345

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2018

	Large Cap Fund	Large Cap Disciplined Equity Fund
Investment Income:
Dividends	$30,855	$61,339
Dividends from affiliated investments(2)	635	1,447
Interest income	–	1,449
Security lending income – net(2)(3)	77	105
Less: foreign taxes withheld	(69)	(137)
Total Investment Income	31,498	64,203
Expenses:
Investment advisory fees	6,861	13,575
Administration fees	858	1,697
Trustees’ fees	27	54
Chief compliance officer fees	6	14
Custodian/wire agent fees	72	143
Professional fees	56	112
Registration fees	21	65
Printing fees	15	30
Other expenses	88	180
Total Expenses	8,004	15,870
Less:
Waiver of investment advisory fees	(3,729)	(7,863)
Waiver of administration fees	(858)	(1,697)
Fees paid indirectly(2)	(10)	(14)
Net Expenses	3,407	6,296
Net Investment Income	28,091	57,907
Net Realized Gain (Loss) on:
Investments	275,664	501,031
Affiliated investments	(2)	–
Futures contracts	345	4,469
Foreign currency transactions	–	(9)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(36,912)	(158,417)
Affiliated investments	5	2
Futures contracts	16	(929)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	7
Net Increase in Net Assets Resulting from Operations	$267,207	$404,061

(1) The Fund commenced operations on April 26,2018.

(2) See Note 6 in the Notes to Financial Statements.

(3) Income is from the investment of collateral in an affiliated security.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

346	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund	Small Cap Fund	Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Equity Factor Allocation Fund(1)

$ 42,321	$83,557	$11,026	$4,671	$3,853	$18,795	$347
345	986	251	163	226	674	10
26	56	55	–	–	–	–
148	130	898	269	518	980	–
(3)	–	(7)	(5)	(9)	(19)	–
42,837	84,729	12,223	5,098	4,588	20,430	357

1,126	1,292	1,104	2,990	2,908	11,177	33
1,126	2,154	460	230	224	860	7
36	69	15	7	7	27	1
9	19	4	2	2	7	–
96	186	39	19	19	73	1
74	144	31	15	15	57	1
24	46	11	5	5	19	1
20	39	8	4	4	15	–
301	1,064	132	23	22	86	1
2,812	5,013	1,804	3,295	3,206	12,321	45

(901)	(861)	(828)	(1,068)	(1,096)	(4,180)	(33)
(1,126)	(2,154)	(460)	(230)	(224)	(860)	(7)
–	–	–	(7)	(2)	(8)	–
785	1,998	516	1,990	1,884	7,273	5
42,052	82,731	11,707	3,108	2,704	13,157	352

203,673	15,895	25,907	57,707	61,065	223,732	(4)
126	(2)	10	(2)	(2)	(7)	–
4,621	16,389	3,814	(348)	64	(82)	(134)
–	–	–	–	–	–	–

64,438	456,695	116,311	8,563	19,750	22,744	1,969
85	3	307	2	5	6	–
(967)	(4,567)	124	8	(22)	–	63
–	–	–	–	–	–	–
$ 314,028	$567,144	$158,180	$69,038	$83,564	$259,550	$2,246

SEI Institutional Investments Trust / Annual Report / May 31, 2018	347

STATEMENTS OF OPERATIONS ($ Thousands)

For the year or period ended May 31, 2018

	U.S. Managed Volatility Fund	Global Managed Volatility Fund	World Equity Ex-US Fund
Investment Income:
Dividends	$37,099	$58,941	$214,409
Dividends from affiliated investments(2)	424	728	2,403
Interest income	–	4	1,945
Security lending income — net(2)(3)	–	–	3,471
Less: foreign taxes withheld	(273)	(3,262)	(21,951)
Total Investment Income	37,250	56,411	200,277
Expenses:
Investment advisory fees	9,526	12,530	46,938
Administration fees	733	964	4,267
Trustees’ fees	24	32	137
Chief compliance officer fees	6	9	38
Custodian/wire agent fees	62	169	966
Professional fees	47	66	284
Registration fees	16	35	86
Printing fees	13	18	77
Other expenses	75	96	358
Total Expenses	10,502	13,919	53,151
Less:
Waiver of investment advisory fees	(6,410)	(8,289)	(21,480)
Waiver of administration fees	(733)	(964)	(4,267)
Net Expenses	3,359	4,666	27,404
Net Investment Income	33,891	51,745	172,873
Net Realized Gain (Loss) on:
Investments	177,243	79,980	380,879
Affiliated investments	–	–	(19)
Futures contracts	3,166	4,389	13,578
Foreign currency transactions	(12)	(1,470)	(1,148)
Purchased and written options	–	–	–
Swap contracts	–	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(95,036)	(9,155)	338,858
Affiliated investments	–	–	30
Futures contracts	1	(705)	(81)
Purchased and written options	–	–	–
Swap contracts	–	–	–
Foreign capital gains tax on appreciated securities	–	–	220
Foreign currency translation of other assets and liabilities denominated in foreigncurrencies	(4)	456	1,697
Net Increase in Net Assets Resulting from Operations	$119,249	$125,240	$906,887

(1)	Commenced operations on June 30, 2017.
(2)	See Note 6 in Notes to Financial Statements for additional information.
(3)	Income is from the investment of collateral in affiliated securities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

348	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Screened World Equity Ex-US Fund	World Select Equity Fund(1)	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund
$ 2,574	$ 23,323	$ 30,989	$ 35	$ –	$ 2,632
34	147	75	688	2,914	1,403
9	–	–	73,849	167,859	190,917
–	–	–	–	–	–
(279)	(1,757)	(2,906)	(1)	–	–
2,338	21,713	28,158	74,571	170,773	194,952
656	5,621	12,707	9,611	18,369	14,433
50	511	605	1,068	3,062	1,480
2	15	19	34	99	48
–	5	5	9	28	13
80	238	686	90	262	126
3	27	40	70	206	98
1	13	13	25	90	36
1	7	11	19	56	27
18	39	61	107	304	148
811	6,476	14,147	11,033	22,476	16,409
(396)	(2,882)	(5,928)	(4,870)	(12,246)	(6,238)
(50)	(511)	(605)	(1,068)	(3,062)	(1,480)
365	3,083	7,614	5,095	7,168	8,691
1,973	18,630	20,544	69,476	163,605	186,261
8,175	36,063	107,174	1,761	(40,988)	21,833
–	–	–	–	–	–
397	11,091	–	1,365	(9,900)	–
(8)	8,281	(491)	–	339	(3)
–	(5,487)	–	–	(1,740)	–
–	–	–	–	6,280	1,651
974	75,406	19,716	(944)	(116,517)	(102,654)
–	–	–	–	–	–
(51)	(1,567)	–	(222)	3,538	–
–	(417)	–	–	932	–
–	–	–	–	(2,010)	(947)
–	(45)	(498)	–	–	–
(6)	(1,152)	(60)	–	2,023	–
$ 11,454	$ 140,803	$ 146,385	$ 71,436	$ 5,562	$ 106,141

SEI Institutional Investments Trust / Annual Report / May 31, 2018	349

STATEMENT OF OPERATION/CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2018

	Long Duration Fund	Long Duration Credit Fund	Ultra Short Duration Bond Fund

Investment Income:
Dividends	$–	$9	$–
Dividends from affiliated investments(1)	251	455	30
Interest income	79,557	150,289	10,173
Less: foreign taxes withheld	–	–	–

Total Investment Income	79,808	150,753	10,203

Expenses:
Investment advisory fees	5,949	11,441	743
Administration fees	991	1,907	248
Trustees’ fees	32	61	8
Chief compliance officer fees	8	17	2
Custodian/wire agent fees	83	166	21
Professional fees	66	126	16
Registration fees	22	53	6
Printing fees	17	35	4
Interest expense on reverse repurchase agreements	–	–	–
Dividend expense on securities sold short	–	–	–
Other expenses	101	195	24

Total Expenses	7,269	14,001	1,072

Less:
Waiver of investment advisory fees	(3,371)	(6,483)	(248)
Waiver of administration fees	(991)	(1,907)	(248)

Net Expenses	2,907	5,611	576

Net Investment Income	76,901	145,142	9,627

Net Realized Gain (Loss) on:
Investments	38,553	30,209	(1)
Securities sold short	–	–	–
Futures contracts	1,111	3,240	(16)
Foreign currency transactions	–	–	–
Purchased and written options	–	–	–
Swap contracts	–	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(92,486)	(156,942)	(1,532)
Securities sold short	–	–	–
Futures contracts	(421)	(1,789)	(5)
Purchased and written options	–	–	–
Swap contracts	–	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	–

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,658	$19,860	$8,073

(1) See Note 6 in the Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompaying notes are an integral part of the financial statements.

350	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Emerging Markets Debt Fund	Real Return Fund	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund

$–	$–	$1	$–	$48,438	$ 6,685
–	–	256	715	–	–
149,622	4,071	25,714	62,276	247	19,346
(2,271)	–	–	–	(49)	–

147,351	4,071	25,971	62,991	48,636	26,031

19,893	381	3,432	5,215	15,151	4,859
1,170	87	686	1,043	1,263	442
38	3	22	34	40	14
11	1	6	10	11	4
709	4	58	90	43	36
78	6	46	71	84	30
29	3	18	44	27	15
21	2	12	19	22	8
–	1	–	–	–	2,174
–	–	–	–	–	2,437
118	8	69	102	129	47

22,067	496	4,349	6,628	16,770	10,066

(11,000)	(277)	(2,197)	(2,503)	(13,635)	(3,269)
(1,170)	(87)	(686)	(1,043)	(1,263)	(442)

9,897	132	1,466	3,082	1,872	6,355

137,454	3,939	24,505	59,909	46,764	19,676

20,388	(573)	(4,853)	(7,190)	54,282	122
–	–	–	–	–	(6,877)
1,093	–	(874)	161	(40,207)	4,180
(9,879)	–	–	–	(9,342)	(322)
–	–	–	–	(5,353)	(251)
2,651	–	–	–	(19,611)	463

(113,647)	(2,440)	(7,996)	(62,323)	226,328	478
–	–	–	–	–	(11,975)
(2,231)	–	243	133	7,139	5,257
–	–	–	–	–	134
(1,927)	–	–	–	(9,905)	2,114

(9,939)	–	–	–	6,615	583

$23,963	$926	$11,025	$(9,310)	$256,710	$ 13,582

SEI Institutional Investments Trust / Annual Report / May 31, 2018	351

STATEMENTS OF CHANGES IN NET ASSETS ($Thousands)

For the years ended May 31,

	Large Cap Fund		Large Cap Disciplined Equity Fund
	06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17
Operations:
Net investment income	$28,091	$30,406	$57,907	$63,624
Net realized gain from investments, securities sold short, futures contracts, options, swaptions and swap contracts	276,007	290,075	505,500	367,413
Net realized gain (loss) on foreign currency transactions	—	—	(9)	2
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	(36,891)	(64,045)	(159,344)	116,320
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	7	(4)
Net Increase in Net Assets Resulting from Operations	267,207	256,436	404,061	547,355
Dividends and Distributions to Shareholders:
Net investment income:
Class A	(33,574)	(25,987)	(62,193)	(66,842)
Net realized gains:
Class A	(313,113)	(71,695)	(382,543)	(119,433)
Total Dividends and Distributions	(346,687)	(97,682)	(444,736)	(186,275)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	107,316	237,858	391,718	357,302
Reinvestment of dividends & distributions	339,323	94,268	436,426	183,548
Cost of shares redeemed	(1,018,049)	(558,120)	(1,469,243)	(778,425)
Net Increase (Decrease) from Class A Transactions	(571,410)	(225,994)	(641,099)	(237,575)
Net Increase (Decrease) in Net Assets	(650,890)	(67,240)	(681,774)	123,505
Net Assets
Beginning of Year or Period	2,019,282	2,086,522	3,715,731	3,592,226
End of Year or Period	$1,368,392	$2,019,282	$3,033,957	$3,715,731
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$3,608	$9,062	$67	$3,217

(1) See Notes 7 in the Notes to Financial Statements for additional information.

Amounts designated as ‘‘–’’ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

352	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Large Cap Index Fund		S&P 500 Index Fund		Extended Market Index Fund		Small Cap Fund		Small Cap II Fund
06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17

$42,052	$42,722	$82,731	$73,293	$11,707	$11,840	$3,108	$4,052	$2,704	$2,857
208,420	20,222	32,282	3,784	29,731	21,976	57,357	54,460	61,127	51,639
—	—	—	—	—	—	—	—	—	—
63,556	293,180	452,131	522,071	116,742	109,196	8,573	16,793	19,733	8,874
—	—	—	—	—	—	—	—	—	—
314,028	356,124	567,144	599,148	158,180	143,012	69,038	75,305	83,564	63,370

(48,151)	(36,809)	(90,271)	(62,217)	(12,396)	(11,399)	(2,955)	(4,465)	(2,858)	(2,948)
(51,657)	(26,825)	(19,857)	—	(33,764)	(16,452)	(42,946)	(14,225)	(52,277)	(8)
(99,808)	(63,634)	(110,128)	(62,217)	(46,160)	(27,851)	(45,901)	(18,690)	(55,135)	(2,956)

229,333	402,651	1,186,354	703,191	376,268	223,817	24,598	40,704	66,868	57,705
97,838	63,173	107,277	60,939	44,799	27,665	43,312	17,438	53,505	2,879
(905,943)	(465,815)	(1,593,338)	(584,758)	(454,859)	(162,994)	(228,968)	(103,451)	(169,247)	(114,010)
(578,772)	9	(299,707)	179,372	(33,792)	88,488	(161,058)	(45,309)	(48,874)	(53,426)
(364,552)	292,499	157,309	716,303	78,228	203,649	(137,921)	11,306	(20,445)	6,988

2,354,169	2,061,670	4,100,863	3,384,560	917,907	714,258	513,528	502,222	462,730	455,742
$1,989,617	$2,354,169	$4,258,172	$4,100,863	$996,135	$917,907	$375,607	$513,528	$442,285	$462,730

$6,255	$12,233	$14,031	$21,411	$827	$1,350	$58	$(164)	$521	$350

SEI Institutional Investments Trust / Annual Report / May 31, 2018	353

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended May 31,

	Small/Mid Cap Equity Fund		U.S. Equity Factor Allocation Fund(1)	U.S. Managed Volatility Fund
	06/01/17 to 05/31/18	06/01/16 to 05/31/17	04/26/18 to 05/31/18	06/01/17 to 05/31/18	06/01/16 to 05/31/17
Operations:
Net investment income	$13,157	$13,708	$352	$33,891	$35,918
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	223,643	159,077	(138)	180,409	111,833
Net realized gain (loss) on foreign currency transactions	–	(1)	–	(12)	(55)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	22,750	74,682	2,032	(95,035)	46,727
Net change in unrealized appreciation (depreciation) on foreign currency transactions	–	1	–	(4)	53
Net change in unrealized appreciation (depreciation) on foreign cap gains tax	–	–	–	–	–
Net Increase in Net Assets Resulting from Operations	259,550	247,467	2,246	119,249	194,476
Dividends and Distributions to Shareholders:
Net investment income:
Class A	(17,110)	(14,467)	–	(38,279)	(31,322)
Net realized gains:
Class A	(179,770)	(69,138)	–	(120,400)	(68,742)
Total Dividends and Distributions	(196,880)	(83,605)	–	(158,679)	(100,064)
Capital Share Transactions:(3)
Class A:
Proceeds from shares issued	302,677	166,790	255,129	407,942	182,454
Reinvestment of dividends & distributions	194,600	82,566	–	157,061	98,801
Cost of shares redeemed	(693,352)	(325,769)	(1,825)	(719,207)	(419,154)
Net Increase (Decrease) from Class A Transactions	(196,075)	(76,413)	253,304	(154,204)	(137,899)
Net Increase (Decrease) in Net Assets	(133,405)	87,449	255,550	(193,634)	(43,487)
Net Assets
Beginning of Year or Period	1,730,233	1,642,784	–	1,481,081	1,524,568
End of Year or Period	$1,596,828	$1,730,233	$255,550	$1,287,447	$1,481,081
Undistributed Net Investment Income Included in Net Assets at Year or Period End	$628	$4,437	$352	$4,238	$8,415
(1) The Fund commenced operations on April 26, 2018.

(2) The Fund commenced operations on June 30, 2017.

(3) See Note 7 in Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

354	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Global Managed Volatility Fund		World Equity Ex-US Fund		Screened World Equity Ex-US Fund		World Select Equity Fund(2)
06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/30/17 to 05/31/18

$51,745	$34,983	$172,873	$163,126	$1,973	$1,864	$18,630

84,369	30,847	394,438	182,637	8,572	2,913	41,667
(1,470)	3,945	(1,148)	(5,796)	(8)	(68)	8,281

(9,860)	101,364	338,807	995,076	923	15,579	73,422
456	(825)	1,697	166	(6)	7	(1,152)
—	—	220	(276)	—	—	(45)
125,240	170,314	906,887	1,334,933	11,454	20 295	140,803

(43,427)	(25,571)	(170,185)	(141,484)	(2,086)	(1,510)	(8,688)

(42,973)	(20,333)	(25,221)	—	—	—	(10,380)
(86,400)	(45,904)	(195,406)	(141,484)	(2,086)	(1,510)	(19,068)

906,158	697,785	2,080,909	1,083,014	25,363	11,710	1,193,344
84,760	45,551	190,649	138,000	1,187	978	19,068
(406,663)	(295,077)	(2,598,370)	(1,164,046)	(29,762)	(8,883)	(95,052)
584,255	448,259	(326,812)	56,968	(3,212)	3,805	1,117,360
623,095	572,669	384,669	1,250,417	6,156	22,590	1,239,095

1,633,683	1,061,014	8,174,354	6,923,937	105,426	82,836	—
$2,256,778	$1,633,683	$8,559,023	$8,174,354	$111,582	$105,426	$1,239,095

$23,211	$15,096	$88,743	$86,245	$1,162	$1,170	$19,002

SEI Institutional Investments Trust / Annual Report / May 31, 2018	355

STATEMENTS OF CHANGES IN NET ASSESTS ($ Thousands)

For the years ended May 31,

	Emerging Markets Equity Fund		Opportunistic Income Fund		Core Fixed Income Fund
	06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17

Operations:
Net investment income	$20,544	$16,327	$69,476	$61,361	$163,605	$143,271
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	107,174	27,256	3,126	5,134	(46,348)	2,051
Net realized gain (loss) on foreign currency transactions	(491)	(310)	–	–	339	2,218
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	19,716	175,953	(1,166)	29,829	(114,057)	(14,881)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(60)	28	–	–	2,023	(1,022)
Net change in unrealized depreciation on foreign cap gains tax	(498)	(549)	–	–	–	–

Net Increase in Net Assets Resulting from Operations	146,385	218,705	71,436	96,324	5,562	131,637
Dividends and Distributions to Shareholders:
Net investment income:
Class A	(22,376)	(22,033)	(84,466)	(48,801)	(178,015)	(146,281)
Net realized gains:
Class A	(9,675)	–	–	–	(1,659)	(60,080)

Total Dividends and Distributions	(32,051)	(22,033)	(84,466)	(48,801)	(179,674)	(206,361)

Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	208,494	231,574	387,626	315,965	2,166,403	1,677,257(2)
Reinvestment of dividends & distributions	30,439	21,065	82,737	47,717	175,856	202,734
Cost of shares redeemed	(509,438)	(134,245)	(810,773)	(336,845)	(1,353,118)	(1,298,821)

Net Increase (Decrease) from Class A Transactions	(270,505)	118,394	(340,410)	26,837	989,141	581,170

Net Increase (Decrease) in Net Assets	(156,171)	315,066	(353,440)	74,360	815,029	506,446

Net Assets
Beginning of Year or Period	1,250,465	935,399	2,204,029	2,129,669	5,771,305	5,264,859

End of Year or Period	$1,094,294	$1,250,465	$1,850,589	$2,204,029	$6,586,334	$5,771,305

Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$8,255	$6,162	$12,941	$29,238	$(2,762)	$7,638

(1)	See Note 7 in Notes to Financial Statements for additional information.
(2)	Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

356	SEI Institutional Investments Trust / Annual Report / May 31, 2018

High Yield Bond Fund		Long Duration Fund		Long Duration Credit Fund		Ultra Short Duration Bond Fund
06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17

$186,261	$187,572	$76,901	$100,890	$145,142	$128,061	$9,627	$7,315

23,484	(2,675)	39,664	40,181	33,449	25,126	(17)	74
(3)	–	–	–	–	–	–	–
(103,601)	208,173	(92,907)	(44,321)	(158,731)	5,842	(1,537)	1,566

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
106,141	393,070	23,658	96,750	19,860	159,029	8,073	8,955

(183,431)	(184,166)	(76,934)	(100,868)	(145,168)	(128,089)	(9,823)	(7,896)
(26,616)	(21,939)	(12,977)	(67,343)	(27,789)	(5,618)	–	–
(210,047)	(206,105)	(89,911)	(168,211)	(172,957)	(133,707)	(9,823)	(7,896)

485,626	454,689	725,969	313,605	830,350	505,306	268,801	236,667
205,365	201,869	84,579	160,562	172,866	133,672	9,685	7,601
(624,402)	(542,626)	(939,164)	(1,017,657)	(605,516)	(386,000)	(280,586)	(294,209)
66,589	113,932	(128,616)	(543,490)	397,700	252,978	(2,100)	(49,941)
(37,317)	300,897	(194,869)	(614,951)	244,603	278,300	(3,850)	(48,882)

2,940,816	2,639,919	2,160,286	2,775,237	3,612,106	3,333,806	486,747	535,629
$2,903,499	$2,940,816	$1,965,417	$2,160,286	$3,856,709	$3,612,106	$482,897	$486,747
$8,299	$16,021	$(1,777)	$(1,784)	$(1,101)	$(1,110)	$(6)	$(9)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	357

STATEMENTS OF CHANGES IN NET ASSESTS / CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

($ Thousands)

For the years ended May 31,

	Emerging Markets Debt Fund		Real Return Fund
	06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17
Operations:
Net investment income	$137,454	$121,178	$3,939	$3,256
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	24,132	24,170	(573)	291
Net realized gain (loss) on foreign currency transactions	(9,879)	(54,224)	–	–
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	(117,805)	137,452	(2,440)	(848)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(9,939)	9,335	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	23,963	237,911	926	2,699
Dividends and Distributions to Shareholders:
Net investment income:
Class A	(148,794)	(68,236)	(3,375)	(2,419)
Net realized gains:
Class A	–	–	–	–
Total Dividends and Distributions	(148,794)	(68,236)	(3,375)	(2,419)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	469,431	346,957	73,937	44,458
Reinvestment of dividends & distributions	144,984	66,567	3,342	2,382
Cost of shares redeemed	(423,939)	(307,286)	(64,125)	(36,954)
Net Increase (Decrease) from Class A Transactions	190,476	106,238	13,154	9,886
Net Increase in Net Assets	65,645	275,913	10,705	10,166
Net Assets
Beginning of Year or Period	2,211,664	1,935,751	160,138	149,972
End of Year or Period	$2,277,309	$2,211,664	$170,843	$160,138
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year or Period End	$(27,752)	$(6,310)	$1,158	$594

(1) See Note 7 in Notes to Financial Statements for additional information.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes an integral part of the financial statements.

358	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Limited Duration Bond Fund		Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17	06/01/17 to 05/31/18	06/01/16 to 05/31/17

$24,505	$17,416	$59,909	$41,015	$46,764	$44,898	$19,676	$14,947

(5,727)	(215)	(7,029)	6,787	(10,889)	45,196	(2,363)	4,500
–	–	–	–	(9,342)	30,922	(322)	(837)

(7,753)	(1,921)	(62,190)	3,333	223,562	292,185	(3,992)	(24,474)
–	–	–	–	6,615	(17,458)	583	130
11,025	15,280	(9,310)	51,135	256,710	395,743	13,582	(5,734)

(24,919)	(17,979)	(60,200)	(41,173)	(63,308)	(35,306)	(14,386)	(12,571)

–	(563)	–	–	(31,844)	–	–	–
(24,919)	(18,542)	(60,200)	(41,173)	(95,152)	(35,306)	(14,386)	(12,571)

510,014	466,696	1,409,263	311,428	415,944	354,097	322,032	146,510
24,613	18,219	59,672	41,119	91,939	34,144	13,505	11,953
(470,335)	(290,699)	(412,791)	(114,382)	(640,265)	(353,643)	(121,042)	(106,969)
64,292	194,216	1,056,144	238,165	(132,382)	34,598	214,495	51,494
50,398	190,954	986,634	248,127	29,176	395,035	213,691	33,189

1,347,212	1,156,258	1,688,561	1,440,434	2,474,189	2,079,154	766,218	733,029
$1,397,610	$1,347,212	$2,675,195	$1,688,561	$2,503,365	$2,474,189	$979,909	$766,218

$(10)	$15	$134	$138	$(5,500)	$32,877	$(5,658)	$(10,810)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	359

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended May 31, 2018

Multi-Asset Real Return Fund
Cash Flows from Operating Activities:
Net Increase in Net Assets from Operations	$13,582
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Purchase of investment securities	(1,118,862)
Proceeds from disposition of investment securities	850,555
Purchased options/purchases to cover written options and securities sold short	(33,555)
Proceeds from sale of options/expired options and securities sold short	47,035
Amortization (accretion of market discount)	(9,592)
Net Realized (Gain) Loss on:
Investments	(122)
Options	251
Securities sold short	6,877
Net Change in Unrealized (Appreciation) Depreciation on:
Investments	(478)
Options	(134)
Securities sold short	11,975
Changes in Assets:
Cash pledged as collateral on futures contracts	(4,510)
Cash pledged as collateral on swap contracts	(228)
Dividends and interest receivable	(433)
Receivable for investment securities sold	(3,804)
Receivable for variation margin	(12)
Foreign tax reclaim receivable	(1)
Unrealized gain on forward foreign currency contracts	(792)
Unrealized gain on spot currency contracts	(13)
Foreign currency, at value	(209)
Swap contracts, at value	10
Prepaid expenses	(1)
Changes in Liabilities:
Payable for investment securities purchased	13,577
Payable for variation margin	(1,044)
Swap contracts, at value	349
Unrealized loss on forward foreign currency contracts	153
Unrealized loss on spot currency contracts	14
Investment advisory fees payable	37
CCO fees payable	1
Trustee fees payable	2
Accrued expense payable	179

Net Cash Used in Operating Activities	(229,193)
Cash Flows from Financing Activities
Reverse repurchase agreements	74,962
Proceeds from shares issued	343,484
Distributions from net investment income	(881)
Cost of shares redeemed	(113,908)

Net Cash Provided by Financing Activities	303,657
Net Change in Cash	74,464
Cash at Beginning of Year	$135,835
Cash at End of Year	$210,299
Supplemental Disclosure of Cash Flow Information
Interest paid	$2,174

The accompanying notes are an integral part of the financial statements.

360	SEI Institutional Investments Trust / Annual Report / May 31, 2018

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class A
2018	$20.42	$0.33	$2.63	$2.96	$(0.39)	$(4.06)	$(4.45)	$18.93	15.00%	$1,368,392	0.20%		0.20%		0.47%		1.64%	68%
2017	18.90	0.29	2.19	2.48	(0.25)	(0.71)	(0.96)	20.42	13.44	2,019,282	0.20		0.20		0.47		1.49	97
2016	22.89	0.33	(0.96)	(0.63)	(0.32)	(3.04)	(3.36)	18.90	(2.41)	2,086,522	0.20	(2)	0.20	(2)	0.47	(2)	1.60	73
2015	22.72	0.30	2.27	2.57	(0.31)	(2.09)	(2.40)	22.89	11.95	2,366,204	0.19		0.19		0.47		1.30	60
2014	20.94	0.30	3.96	4.26	(0.30)	(2.18)	(2.48)	22.72	21.32	2,305,214	0.18		0.18		0.46		1.38	59
Large Cap Disciplined Equity Fund
Class A
2018	$13.87	$0.24	$1.43	$1.67	$(0.25)	$(1.71)	$(1.96)	$13.58	12.43%	$3,033,957	0.19%		0.19%		0.47%		1.71%	134%
2017	12.57	0.23	1.75	1.98	(0.24)	(0.44)	(0.68)	13.87	16.23	3,715,731	0.19		0.19		0.47		1.74	104
2016	14.38	0.24	(0.14)	0.10	(0.25)	(1.66)	(1.91)	12.57	1.34	3,592,226	0.19	(2)	0.19	(2)	0.47	(2)	1.82	102
2015	14.79	0.24	1.45	1.69	(0.23)	(1.87)	(2.10)	14.38	12.23	4,198,645	0.18	(3)	0.18	(3)	0.47	(3)	1.61	113
2014	13.24	0.23	2.39	2.62	(0.20)	(0.87)	(1.07)	14.79	20.49	4,622,216	0.18	(4)	0.18	(4)	0.46	(4)	1.65	110
Large Cap Index Fund
Class A
2018	$182.82	$3.63	$22.56	$26.19	$(4.13)	$(4.47)	$(8.60)	$200.41	14.53%	$1,989,617	0.03%		0.03%		0.12%		1.87%	16%
2017	160.22	3.30	24.18	27.48	(2.83)	(2.05)	(4.88)	182.82	17.44	2,354,169	0.03		0.03		0.24		1.94	12
2016	169.36	3.26	(2.45)	0.81	(3.32)	(6.63)	(9.95)	160.22	0.76	2,061,670	0.03	(2)	0.03	(2)	0.25	(2)	2.06	18
2015	164.21	3.14	15.63	18.77	(3.23)	(10.39)	(13.62)	169.36	11.89	1,972,254	0.03		0.03		0.24		1.87	12
2014	140.87	2.91	25.93	28.84	(3.02)	(2.48)	(5.50)	164.21	20.88	1,905,609	0.02		0.02		0.23		1.92	10
S&P 500 Index Fund
Class A
2018	$13.39	$0.28	$1.62	$1.90	$(0.30)	$(0.07)	$(0.37)	$14.92	14.36%	$4,258,172	0.05%		0.05%		0.12%		1.92%	25%
2017	11.60	0.24	1.76	2.00	(0.21)	—	(0.21)	13.39	17.42	4,100,863	0.06		0.06		0.12		1.98	8
2016	11.69	0.24	(0.06)	0.18	(0.24)	(0.03)	(0.27)	11.60	1.66	3,384,560	0.05	(2)	0.05	(2)	0.12	(2)	2.11	13
2015	10.68	0.23	1.01	1.24	(0.21)	(0.02)	(0.23)	11.69	11.71	3,194,844	0.04		0.04		0.11		2.03	15
2014(5)	10.00	0.09	0.63	0.72	(0.04)	—	(0.04)	10.68	7.27	836,591	0.04		0.04		0.11		2.02	3
Extended Market Index Fund
Class A
2018	$14.16	$0.19	$2.39	$2.58	$(0.21)	$(0.59)	$(0.80)	$15.94	18.58%	$996,135	0.06%		0.06%		0.20%		1.27%	64%
2017	12.30	0.19	2.13	2.32	(0.19)	(0.27)	(0.46)	14.16	19.03	917,907	0.06		0.06		0.19		1.43	20
2016	13.69	0.18	(0.98)	(0.80)	(0.18)	(0.41)	(0.59)	12.30	(5.66)	714,258	0.07	(2)	0.07	(2)	0.20	(2)	1.49	27
2015	12.74	0.17	1.27	1.44	(0.19)	(0.30)	(0.49)	13.69	11.61	737,363	0.06		0.06		0.19		1.30	19
2014	10.77	0.17	2.03	2.20	(0.14)	(0.09)	(0.23)	12.74	20.59	513,283	0.06		0.06		0.18		1.36	17

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside the cap.
(3)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.18%, 0.18% and 0.47%, respectively.
(4)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.18%, 0.18% and 0.46%, respectively.
(5)	Commenced operations on December 18, 2013. All ratios for the period have been annualized.

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	361

FINANCIAL HIGHLIGHTS

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap Fund
Class A
2018	$17.83	$0.12	$2.64		$2.76	$(0.12)	$(1.71)	$(1.83)	$18.76	16.30%	$375,607	0.43%	0.43%	0.72%	0.68%	115%
2017	15.99	0.13	2.33		2.46	(0.15)	(0.47)	(0.62)	17.83	15.40	513,528	0.44	0.44	0.72	0.77	114
2016	19.06	0.17	(1.18)		(1.01)	(0.19)	(1.87)	(2.06)	15.99	(4.99)	502,222	0.46 (2)	0.46 (2)	0.72 (2)	0.99	115
2015	17.95	0.11	1.62		1.73	(0.13)	(0.49)	(0.62)	19.06	9.86	683,624	0.48	0.48	0.72	0.61	113
2014	15.42	0.12	2.56		2.68	(0.15)	—	(0.15)	17.95	17.39	692,554	0.47	0.47	0.72	0.67	63
Small Cap II Fund
Class A
2018	$12.65	$0.08	$2.27		$2.35	$(0.08)	$(1.70)	$(1.78)	$13.22	19.97%	$442,285	0.42%	0.42%	0.72%	0.60%	127%
2017	11.14	0.07	1.52		1.59	(0.08)	—^	(0.08)	12.65	14.27	462,730	0.43	0.43	0.72	0.61	111
2016	12.95	0.08	(0.89)		(0.81)	(0.08)	(0.92)	(1.00)	11.14	(6.07)	455,742	0.45 (2)	0.45 (2)	0.72 (2)	0.70	134
2015	12.50	0.06	1.42		1.48	(0.07)	(0.96)	(1.03)	12.95	12.58	373,858	0.46	0.46	0.72	0.49	107
2014	12.23	0.06	2.01		2.07	(0.07)	(1.73)	(1.80)	12.50	17.35	252,435	0.46	0.46	0.71	0.50	108
Small/Mid Cap Equity Fund
Class A
2018	$13.19	$0.10	$1.97		$2.07	$(0.14)	$(1.49)	$(1.63)	$13.63	16.52%	$1,596,828	0.42%	0.42%	0.72%	0.76%	107%
2017	11.98	0.10	1.75		1.85	(0.11)	(0.53)	(0.64)	13.19	15.53	1,730,233	0.44	0.44	0.72	0.80	84
2016	14.89	0.12	(0.99)		(0.87)	(0.13)	(1.91)	(2.04)	11.98	(5.33)	1,642,784	0.46 (2)	0.46 (2)	0.72 (2)	0.93	104
2015	15.58	0.10	1.47		1.57	(0.10)	(2.16)	(2.26)	14.89	11.16	1,859,609	0.47	0.47	0.72	0.66	95
2014	15.69	0.09	2.87		2.96	(0.11)	(2.96)	(3.07)	15.58	20.09	1,829,276	0.46	0.46	0.71	0.55	54
U.S. Equity Factor Allocation Fund
Class A(3)
2018	$10.00	$0.03	$0.14		$0.17	$ —	$—	$—	$10.17	1.70%	$255,550	0.04%	0.04%	0.34%	2.66%	—%
U.S. Managed Volatility Fund
Class A
2018	$14.83	$0.34	$0.82		$1.16	$(0.39)	$(1.26)	$(1.65)	$14.34	7.81%	$1,287,447	0.23%	0.23%	0.72%	2.31%	58%
2017	13.92	0.34	1.54		1.88	(0.30)	(0.67)	(0.97)	14.83	13.93	1,481,081	0.24	0.24	0.72	2.38	40
2016	14.64	0.34	0.13		0.47	(0.35)	(0.84)	(1.19)	13.92	3.71	1,524,568	0.24 (2)	0.24 (2)	0.72 (2)	2.47	62
2015	14.74	0.34	1.52		1.86	(0.34)	(1.62)	(1.96)	14.64	13.33	1,414,638	0.24	0.24	0.72	2.27	58
2014	13.54	0.31	2.42		2.73	(0.31)	(1.22)	(1.53)	14.74	21.39	1,236,524	0.23	0.23	0.71	2.19	72
Global Managed Volatility Fund
Class A
2018	$11.72	$0.32	$0.55		$0.87	$(0.27)	$(0.27)	$(0.54)	$12.05	7.41%	$2,256,778	0.24%	0.24%	0.72%	2.68%	37%
2017	10.78	0.31	1.10		1.41	(0.26)	(0.21)	(0.47)	11.72	13.50	1,633,683	0.25	0.25	0.73	2.80	36
2016(4)	10.00	0.12	0.66		0.78	—	—	—	10.78	7.80	1,061,014	0.26 (2)	0.26 (2)	0.73 (2)	3.34	42
World Equity Ex-US Fund
Class A
2018	$12.63	$0.28	$1.19		$1.47	$(0.28)	$(0.04)	$(0.32)	$13.78	11.60%	$8,559,023	0.32%	0.32%	0.62%	2.03%	75%
2017	10.80	0.25	1.80		2.05	(0.22)	—	(0.22)	12.63	19.28	8,174,354	0.32	0.32	0.62	2.20	71
2016	12.68	0.23	(1.83)		(1.60)	(0.23)	(0.05)	(0.28)	10.80	(12.60)	6,923,937	0.33 (2)	0.33 (2)	0.63 (2)	2.11	50
2015	12.86	0.25	(0.03	)(5)	0.22	(0.25)	(0.15)	(0.40)	12.68	1.93	7,644,844	0.34	0.34	0.62	2.00	45
2014	11.51	0.24	1.40		1.64	(0.29)	—	(0.29)	12.86	14.31	6,723,128	0.34	0.34	0.62	2.01	46

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^	Amount represents less than $0.01.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside the cap.
(3)	Commenced operations on April 26, 2018. All ratios for the period have been annualized.
(4)	Commenced operations on January 29, 2016. All ratios for the period have been annualized.
(5)

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

362	SEI Institutional Investments Trust / Annual Report / May 31, 2018

FINANCIAL HIGHLIGHTS

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Screened World Equity Ex-US Fund
Class A
2018	$10.36	$0.22	$1.15	$1.37	$(0.25)	$—	$(0.25)	$11.48	13.24%	$111,582	0.36%		0.36%		0.80%		1.95%	56%
2017	8.50	0.19	1.82	2.01	(0.15)	—	(0.15)	10.36	23.99	105,426	0.35		0.35		0.79		2.03	52
2016	9.52	0.17	(1.01)	(0.84)	(0.18)	—	(0.18)	8.50	(8.78)	82,836	0.35	(2)	0.35	(2)	0.79	(2)	2.01	41
2015	9.69	0.18	(0.19)	(0.01)	(0.16)	—	(0.16)	9.52	(0.04)	83,879	0.36		0.36		0.78		1.96	63
2014	8.66	0.16	1.04	1.20	(0.17)	—	(0.17)	9.69	13.87	77,117	0.44		0.44		0.85		1.75	45
World Select Equity Fund
Class A
2018(3)	$10.00	$0.18	$1.30	$1.48	$(0.08)	$(0.10)	$(0.18)	$11.30	14.88%	$1,239,095	0.30%		0.30%		0.63%		1.82%	68%
Emerging Markets Equity Fund
Class A
2018	$10.25	$0.19	$1.08	$1.27	$(0.22)	$(0.09)	$(0.31)	$11.21	12.37%	$1,094,294	0.63%		0.63%		1.17%		1.70%	97%
2017	8.61	0.14	1.69	1.83	(0.19)	—	(0.19)	10.25	21.62	1,250,465	0.65		0.65		1.19		1.51	84
2016	10.01	0.14	(1.40)	(1.26)	(0.12)	(0.02)	(0.14)	8.61	(12.53)	935,399	0.70	(2)	0.70	(2)	1.24	(2)	1.67	105
2015(4)	10.00	0.10	(0.07)	0.03	(0.02)	—	(0.02)	10.01	0.33	591,963	0.65		0.65		1.16		1.57	103
Opportunistic Income Fund
Class A
2018	$8.29	$0.27	$—	$0.27	$(0.33)	$—	$(0.33)	$8..23	3.36%	$1,850,589	0.24%		0.24%		0.52%		3.25%	45%
2017	8.11	0.23	0.14	0.37	(0.19)	—	(0.19)	8.29	4.57	2,204,029	0.26		0.26		0.52		2.83	37
2016	8.25	0.22	(0.15)	0.07	(0.21)	—	(0.21)	8.11	0.93	2,129,669	0.26	(2)	0.26	(2)	0.52	(2)	2.67	35
2015	8.31	0.22	(0.06)	0.16	(0.22)	—	(0.22)	8.25	1.91	2,167,478	0.26		0.26		0.52		2.64	42
2014	8.26	0.19	0.02	0.21	(0.16)	—	(0.16)	8.31	2.59	1,875,851	0.24	(5)	0.24	(5)	0.52	(5)	2.34	121
Core Fixed Income Fund
Class A
2018	$10.31	$0.27	$(0.25)	$0.02	$(0.30)	$—	$(0.30)	$10.03	0.18%	$6,586,334	0.12%		0.12%		0.37%		2.67%	388%
2017	10.44	0.27	(0.02)	0.25	(0.27)	(0.11)	(0.38)	10.31	2.51	5,771,305	0.12		0.12		0.37		2.57	343
2016	10.62	0.28	0.02	0.30	(0.28)	(0.20)	(0.48)	10.44	2.97	5,264,859	0.13	(2)	0.13	(2)	0.37	(2)	2.66	364
2015	10.54	0.27	0.12	0.39	(0.28)	(0.03)	(0.31)	10.62	3.79	5,600,807	0.13		0.13		0.37		2.59	316
2014	10.54	0.29	0.05	0.34	(0.30)	(0.04)	(0.34)	10.54	3.36	5,910,306	0.12		0.12		0.36		2.78	329
High Yield Bond Fund
Class A
2018	$9.13	$0.57	$(0.25)	$0.32	$(0.56)	$(0.08)	$(0.64)	$8.81	3.59%	$2,903,499	0.29%		0.29%		0.55%		6.29%	59%
2017	8.53	0.59	0.66	1.25	(0.58)	(0.07)	(0.65)	9.13	15.05	2,940,816	0.30		0.30		0.55		6.61	65
2016	9.41	0.58	(0.81)	(0.23)	(0.58)	(0.07)	(0.65)	8.53	(2.17)	2,639,919	0.30	(2)	0.30	(2)	0.56	(2)	6.81	50
2015	9.96	0.58	(0.34)	0.24	(0.58)	(0.21)	(0.79)	9.41	2.63	2,516,770	0.30		0.30		0.56		6.09	55
2014	10.01	0.63	0.10	0.73	(0.62)	(0.16)	(0.78)	9.96	7.75	2,175,102	0.30		0.30		0.56		6.41	65

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside the cap.
(3)	Commenced operations on June 30, 2017. All ratios for the period have been annualized.
(4)	Commenced operations on October 31, 2014. All ratios for the period have been annualized.
(5)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.24%, 0.24% and 0.52%, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	363

FINANCIAL HIGHLIGHTS

For the years ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Long Duration Fund
Class A
2018	$8.47	$0.33	$(0.24)	$0.09	$(0.33)	$(0.06)	$(0.39)	$8.17	0.92%	$1,965,417	0.15%		0.15%		0.37%		3.88%	104%
2017	8.68	0.34	0.02	0.36	(0.34)	(0.23)	(0.57)	8.47	4.41	2,160,286	0.15		0.15		0.37		3.94	76
2016	8.92	0.36	0.14	0.50	(0.36)	(0.38)	(0.74)	8.68	6.19	2,775,237	0.15	(2)	0.15	(2)	0.37	(2)	4.23	72
2015	8.88	0.36	0.14	0.50	(0.36)	(0.10)	(0.46)	8.92	5.68	3,343,845	0.15		0.15		0.37		4.00	73
2014	8.75	0.36	0.17	0.53	(0.36)	(0.04)	(0.40)	8.88	6.41	4,021,437	0.15		0.15		0.37		4.28	105
Long Duration Credit Fund
Class A
2018	$10.31	$0.39	$(0.32)	$0.07	$(0.39)	$(0.07)	$(0.46)	$9.92	0.64%	$3,856,709	0.15%		0.15%		0.37%		3.81%	79%
2017	10.26	0.40	0.07	0.47	(0.40)	(0.02)	(0.42)	10.31	4.63	3,612,106	0.15		0.15		0.37		3.87	68
2016	10.18	0.41	0.30	0.71	(0.41)	(0.22)	(0.63)	10.26	7.37	3,333,806	0.15	(2)	0.15	(2)	0.37	(2)	4.15	74
2015	10.20	0.43	(0.02)	0.41	(0.43)	—	(0.43)	10.18	4.02	3,465,228	0.15		0.15		0.37		4.16	151
2014	9.93	0.44	0.32	0.76	(0.44)	(0.05)	(0.49)	10.20	8.10	2,820,257	0.15		0.15		0.36		4.56	115
Ultra Short Duration Bond Fund
Class A
2018	$10.00	$0.19	$(0.02)	$0.17	$(0.20)	$—	$(0.20)	$9.97	1.70%	$482,897	0.12%		0.12%		0.22%		1.94%	90%
2017	9.98	0.14	0.03	0.17	(0.15)	—	(0.15)	10.00	1.76	486,747	0.12		0.12		0.22		1.42	93
2016	10.01	0.11	(0.01)	0.10	(0.13)	—	(0.13)	9.98	1.01	535,629	0.12	(2)	0.12	(2)	0.22	(2)	1.08	103
2015	10.05	0.09	(0.02)	0.07	(0.11)	—	(0.11)	10.01	0.72	645,872	0.12		0.12		0.22		0.95	112
2014	10.04	0.09	0.02	0.11	(0.10)	—	(0.10)	10.05	1.13	718,199	0.11		0.11		0.21		0.87	118
Emerging Markets Debt Fund
Class A
2018	$10.17	$0.61	$(0.46)	$0.15	$(0.66)	$—	$(0.66)	$9.66	1.22%	$2,277,309	0.42%		0.42%		0.94%		5.87%	83%
2017	9.39	0.58	0.53	1.11	(0.33)	—	(0.33)	10.17	12.19	2,211,664	0.43		0.43		0.94		5.89	82
2016	9.65	0.56	(0.73)	(0.17)	(0.09)	—	(0.09)	9.39	(1.77)	1,935,751	0.43	(2)	0.43	(2)	0.95	(2)	6.19	77
2015	10.68	0.57	(1.22)	(0.65)	(0.38)	—	(0.38)	9.65	(6.17)	1,836,776	0.40		0.40		0.93		5.69	78
2014	11.11	0.60	(0.58)	0.02	(0.33)	(0.12)	(0.45)	10.68	0.44	1,596,100	0.45		0.45		0.95		5.86	100
Real Return Fund
Class A
2018	$9.65	$0.22	$(0.18)	$0.04	$(0.18)	$—	$(0.18)	$9.51	0.48%	$170,843	0.08	%(3)	0.08	%(3)	0.29	%(3)	2.27%	55%
2017	9.64	0.21	(0.04)	0.17	(0.16)	—	(0.16)	9.65	1.76	160,138	0.08		0.08		0.29		2.17	47
2016	9.59	0.08	(0.03)	0.05	—	—	—	9.64	0.52	149,972	0.08	(2)	0.08	(2)	0.29	(2)	0.87	80
2015	9.82	(0.07)	(0.09)	(0.16)	(0.07)	—	(0.07)	9.59	(1.60)	227,335	0.08		0.08		0.29		(0.77)	41
2014	9.86	0.05	0.04	0.09	(0.04)	(0.09)	(0.13)	9.82	0.96	207,578	0.08		0.08		0.29		0.52	49

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes proxy expenses outside the cap.
(3)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.08%, 0.08%, and 0.29%, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

364	SEI Institutional Investments Trust / Annual Report / May 31, 2018

FINANCIAL HIGHLIGHTS / CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Limited Duration Bond Fund
Class A
2018	$9.97	$0.18	$(0.10)	$0.08	$(0.18)		$—	$(0.18)	$9.87	0.81%$	1,397,610	0.11%		0.11%		0.32%		1.79%	150%
2017	10.00	0.14	(0.02)	0.12	(0.15)		—^	(0.15)	9.97	1.21	1,347,212	0.11		0.11		0.32		1.42	92
2016	10.01	0.12	0.01	0.13	(0.13)		(0.01)	(0.14)	10.00	1.26	1,156,258	0.12		0.12		0.32		1.25	134
2015(2)	10.00	0.09	0.01	0.10	(0.09)		—	(0.09)	10.01	0.98	670,579	0.15		0.15		0.34		1.03	62
Intermediate Duration Credit Fund
Class A
2018	$10.02	$0.29	$(0.27)	$0.02	$(0.29)		$—	$(0.29)	$9.75	0.14%$	2,675,195	0.15%		0.15%		0.32%		2.87%	155%
2017	9.96	0.27	0.06	0.33	(0.27)		—	(0.27)	10.02	3.38	1,688,561	0.15		0.15		0.32		2.72	151
2016	9.82	0.26	0.14	0.40	(0.26)		—	(0.26)	9.96	4.16	1,440,434	0.15		0.15		0.32		2.66	181
2015(3)	10.00	0.03	(0.18)	(0.15)	(0.03)	**	—	(0.03)	9.82	(1.46)	1,600,117	0.20		0.20		0.35		2.03	122
Dynamic Asset Allocation Fund
Class A
2018	$18.57	$0.36	$1.65	$2.01	$(0.50)		$(0.25)	$(0.75)	$19.83	10.83%$	2,503,365	0.07%		0.07%		0.66%		1.85%	12%
2017	15.83	0.34	2.67	3.01	(0.27)		—	(0.27)	18.57	19.17	2,474,189	0.08		0.08		0.66		2.00	8
2016	16.97	0.33	(0.41)	(0.08)	(0.91)		(0.15)	(1.06)	15.83	(0.32)	2,079,154	0.08		0.08		0.67		2.08	12
2015	14.53	0.31	2.88	3.19	(0.75)		—	(0.75)	16.97	22.32	1,993,576	0.07		0.07		0.66		1.92	9
2014	12.81	0.27	1.69	1.96	(0.02)		(0.22)	(0.24)	14.53	15.49	1,557,322	0.07		0.07		0.66		1.99	11
Multi-Asset Real Return Fund
Class A
2018	$8.07	$0.18	$(0.06)	$0.12	$(0.13)		$—	$(0.13)	$8.06	1.45%$	979,909	0.72	%(4)	0.72	%(4)	1.14	%(4)	2.23%	22%
2017	8.28	0.17	(0.24)	(0.07)	(0.14)		—	(0.14)	8.07	(0.85)	766,218	0.53	(5)	0.53	(5)	0.90	(5)	2.02	58
2016	8.64	0.10	(0.38)	(0.28)	(0.08)		—	(0.08)	8.28	(3.19)	733,029	0.54	(6)	0.54	(6)	0.90	(6)	1.17	91
2015	9.30	0.03	(0.51)	(0.48)	(0.18)	***	—	(0.18)	8.64	(5.16)	730,812	0.43	(7)	0.43	(7)	0.80	(7)	0.29	99
2014	9.19	0.12	(0.01)	0.11	—		—	—	9.30	1.20	716,022	0.32	(8)	0.32	(8)	0.64	(8)	1.30	122

**	Includes a return of capital of less than $0.01 per share.
***	Includes a return of capital of less than $0.02 per share.
+

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^	Amount represents less than $0.01.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Commenced operations on July 31, 2014. All ratios for the period have been annualized.
(3)	Commenced operations on March 31, 2015. All ratios for the period have been annualized.
(4)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.20%, 0.20% and 0.62%, respectively.

(5)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.25%, 0.25% and 0.62%, respectively.

(6)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.31%, 0.31% and 0.67%, respectively.

(7)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.30%, 0.30% and 0.67%, respectively.

(8)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.30%, 0.30% and 0.62%, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	365

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May 31, 2018

1. ORGANIZATION

SEI Institutional Investments Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Trust commenced operations on June 14, 1996.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 29 registered funds: Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond, Intermediate Duration Credit, Dynamic Asset Allocation, Multi-Asset Real Return, Strategic U.S. Large Cap Equity and Global Equity Funds (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds with the exception of the Emerging Markets Debt and Multi-Asset Real Return Funds. The Trust is registered to offer Class A shares of all Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment goals, principal strategies and risks.

The DAA Commodity Strategy Subsidiary, Ltd. and the MARR Commodity Strategy Subsidiary, Ltd. are wholly-owned subsidiaries of the Dynamic Asset Allocation and Multi-Asset Real Return Funds (the “Subsidiaries”) respectively. The Subsidiaries are organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation and Multi-Asset Real Return Funds and their respective subsidiary has been consolidated on the Consolidated Summary Schedule of Investments, Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights.

The U.S. Equity Factor Allocation Fund commenced operations on April 26, 2018.

The World Select Equity Fund commenced operations on June 30, 2017.

As of May 31, 2018, the Strategic U.S. Large Cap Equity and Global Equity Funds have not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies

366	SEI Institutional Investments Trust / Annual Report / May 31, 2018

and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its Net Asset Value (“NAV”), the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	367

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May 31, 2018

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity and Multi-Asset Real Return Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain

368	SEI Institutional Investments Trust / Annual Report / May 31, 2018

foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Summary Schedules of Investments/Schedules of Investments.

For the year ended May 31, 2018, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income and expense is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income. Consent fees and amendment income received from Bank Loans is recorded as interest income in the accompanying Statement of Operations.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Assets are then segregated to cover the requirements to repurchase the assets. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in commodity investments

SEI Institutional Investments Trust / Annual Report / May 31, 2018	369

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May 31, 2018

to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of commodities or commodity indices. The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also invest in equity securities of issuers in commodity-related industries.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Dynamic Asset Allocation and Multi-Asset Real Return Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investments.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Schedule of Investments or Consolidated Summary Schedule of Investments for details regarding open forward foreign currency contracts as of May 31, 2018, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds

370	SEI Institutional Investments Trust / Annual Report / May 31, 2018

from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of May 31, 2018, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The Core Fixed Income and Dynamic Asset Allocation Funds had options/swaption contracts as of May 31, 2018, as disclosed in the Funds’ Schedule of Investments or Consolidated Summary Schedule of Investments.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Summary Schedule of Investments for details regarding open option/swaption contracts as of May 31, 2018, if applicable.

Securities Sold Short—To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Fund’s short position as required by the 1940 Act. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of May 31, 2018, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest

SEI Institutional Investments Trust / Annual Report / May 31, 2018	371

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2018

in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss on the Statements of Operations or Consolidated Statements of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of May 31, 2018, if applicable.

Forward Treasury Commitments — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or

372	SEI Institutional Investments Trust / Annual Report / May 31, 2018

loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in the Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations

SEI Institutional Investments Trust / Annual Report / May 31, 2018	373

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2018

(“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Opportunistic Income, Emerging Markets Debt and Real Return Funds; declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond and Intermediate Duration Credit Funds; declared and paid at least annually for the Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Limited Duration Bond, Dynamic Asset Allocation and Multi-Asset Real Return Funds. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — As of May 31, 2018, the following Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, this Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these private placement investments. The acquisition dates of these investments, the enforceable right to acquire these private placement investments, along with the cost and values at May 31, 2018, were as follows:

	Shares	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets
High Yield Bond Fund Aventine (Escrow Security)	2,600	11/30/2010	11/30/2010	$0	$0	0.00%

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Funds, with the exception of the World Equity Ex-US, Screened World Equity Ex-US and Real Return Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Investment in Subsidiary — The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in their own Subsidiary. By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the

1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Dynamic Asset Allocation and Multi-Asset Real Return Funds, as investors in their own Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that the Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Board”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Fund and the Subsidiary,

374	SEI Institutional Investments Trust / Annual Report / May 31, 2018

respectively, are organized, could result in the inability of the Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of May 31, 2018, the Multi-Asset Real Return Fund is the buyer (“receiving protection”) on a total notional amount of $16.5 million. Additionally, the Core Fixed Income, High Yield Bond, Emerging Markets Debt, and Multi-Asset Real Return Funds are the sellers (“providing protection”) on a total notional amount of $192.5 million, $19.2 million, $2.8 million, and $11.3 million, respectively. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

Core Fixed Income Fund
Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$–	$–	$–	$2,975,569	$2,975,569

Maximum potential amount of future payments	–	–	–	192,470,000	192,470,000
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)[1]	–	–	–	–	–

Collateral held by the Fund can obtain upon occurrence of triggering event	–	–	–	–	–

1

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	375

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2018

Core Fixed Income Fund (continued) Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)
0-100	$–	$–	$–	$192,470,000	$–	$192,470,000
>101	–	–	–	–	–	–
Total	$–	$–	$–	$192,470,000	$–	$192,470,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

High Yield Bond Fund
Written Credit Derivative Contracts		Single Name CDS	CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$–	$–	$–	$1,323,882	$1,323,882

Maximum potential amount of future payments	–	–	–	19,151,000	19,151,000

Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)[1]	–	–	–	–	–

Collateral held by the Fund can obtain upon occurrence of triggering event	–	–	–	–	–

1

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)
0-100	$–	$–	$–	$–	$–	$–
101-200	–	–	–	–	–	–
201-300	–	–	11,721,000	–	–	11,721,000
301-400	–	–	7,430,000	–	–	7,430,000
>400	–	–	–	–	–	–
Total	$–	$–	$19,151,000	$–	$–	$19,151,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

Emerging Markets Debt
Written Credit Derivative Contracts		Single Name CDS	CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$–	$146,960	$–	$–	$146,960

Maximum potential amount of future payments	–	2,768,900	–	–	2,768,900
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)[1]	–	–	–	–	–

Collateral held by the Fund can obtain upon occurrence of triggering event	–	–	–	–	–

1

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

376	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Emerging Markets Debt (continued) Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total

Current credit spread* on underlying (in basis points)
0-100	$–	$–	$–	$–	$–	$–
101-200	–	–	–	–	–	–
201-300	–	–	–	–	–	–
301-400	–	–	–	2,768,900	–	2,768,900
>400	–	–	–	–	–	–
Total	$–	$–	$–	$2,768,900	$–	$2,768,900

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

Multi-Asset Real Return Fund
Written Credit Derivative Contracts		Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$–	$–	$(1,147,937)	$–	$(1,147,937)

Maximum potential amount of future payments	–	–	11,316,000	–	11,316,000
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)[1]	–	–	–	–	–

Collateral held by the Fund can obtain upon occurrence of triggering event	–	–	–	–	–

1

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total

Current credit spread* on underlying (in basis points)
0-100	$–	$–	$–	$–	$–	$–
101-200	–	–	–	–	–	–
201-300	–	–	–	–	1,125,000	1,125,000
301-400	–	–	–	–	–	–
>400	–	–	–	–	10,191,000	10,191,000
Total	$–	$–	$–	$–	$11,316,000	$11,316,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments and the Statements of Operations or Consolidated Statements of Operations.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	377

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2018

The fair value of derivative instruments as of May 31, 2018 was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Year ended May 31, 2018 ($ Thousands)			Year ended May 31, 2018 ($ Thousands)
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Global Managed Volatility Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$13	*	Net Assets — Unrealized depreciation on futures contracts	$719	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,346		Unrealized loss on forward foreign currency contracts	1,172
Total derivatives not accounted for as hedging instruments		$1,359			$1,891

World Equity Ex-US Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$5,929	*	Net Assets — Unrealized depreciation on futures contracts	$—
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,780		Unrealized loss on forward foreign currency contracts	—
Total derivatives not accounted for as hedging instruments		$7,709			$—

World Select Equity Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$1,489	*	Net Assets — Unrealized depreciation on futures contracts	$3,056	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,874		Unrealized loss on forward foreign currency contracts	4,074
	Options purchased, at value	266		Options written, at value	—
Total derivatives not accounted for as hedging instruments		$4,629			$7,130

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$11,177	*	Net Assets — Unrealized depreciation on futures contracts	$10,034	*
	Net Assets — Unrealized appreciation on swap contracts	1,151	†	Net Assets — Unrealized depreciation on swap contracts	871	†
	Options purchased, at value	2,708		Options written, at value	1,053
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	336	†
Foreign exchange contracts	Net Assets — Unrealized appreciation on futures contracts	359	*	Unrealized depreciation on futures contracts	—
	Unrealized gain on forward foreign currency contracts	1,978		Unrealized loss on forward foreign currency contracts	597
Total derivatives not accounted for as hedging instruments		$17,373			$12,891

High Yield Bond Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	$—	†	Net Assets — Unrealized depreciation on swap contracts	$71	†
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	364	†	Net Assets — Unrealized depreciation on swap contracts	130	†
Total derivatives not accounted for as hedging instruments		$364			$201

378	SEI Institutional Investments Trust / Annual Report / May 31, 2018

	Asset Derivatives			Liability Derivatives
	Year ended May 31, 2018 ($ Thousands)			Year ended May 31, 2018 ($ Thousands)
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$360	*	Net Assets — Unrealized depreciation on futures contracts	$2,468	*
	Net Assets — Unrealized appreciation on swap contracts	2,214	†	Net Assets — Unrealized depreciation on swap contracts	4,018	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	39,263		Unrealized loss on forward foreign currency contracts	43,309
Credit rate contracts	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	84	†
Total derivatives not accounted for as hedging instruments		$41,837			$49,879

Dynamic Asset Allocation Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$7,382	*	Net Assets — Unrealized depreciation on futures contracts	$2,306	*
	Net Assets — Unrealized appreciation on swap contracts	448	†	Net Assets — Unrealized depreciation on swap contracts	10,353	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	5		Unrealized loss on forward foreign currency contracts	690
Total derivatives not accounted for as hedging instruments		$7,835			$13,349

Multi-Asset Real Return Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$408	*	Net Assets — Unrealized depreciation on futures contracts	$1,223	*
	Net Assets — Unrealized appreciation on swap contracts	2,052	†	Net Assets — Unrealized depreciation on swap contracts	178	†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	1,089	*	Net Assets — Unrealized depreciation on futures contracts	—	*
Credit contracts	Net Assets — Unrealized appreciation on swaps contracts	192	†	Net Assets — Unrealized depreciation on swaps contracts	373	†
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	2,908	*	Net Assets — Unrealized depreciation on futures contracts	3,238	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,064		Unrealized loss on forward foreign currency contracts	446
Total derivatives not accounted for as hedging instruments		$7,713			$5,458

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

†

Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments. Market Value is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations or Consolidated Statements of Operations for the year ended May 31, 2018.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Foreign exchange contracts	$—	$—	$—	$(1,859)	$—	$(1,859)
Equity contracts	—	—	4,389	—	—	4,389
Total	$—	$—	$4,389	$(1,859)	$—	$2,530

SEI Institutional Investments Trust / Annual Report / May 31, 2018	379

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2018

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
World Equity Ex-US Fund
Interest Rates	$—	$—	$(7,378)	$—	$—	$(7,378)
Foreign exchange contracts	$—	$—	$—	$843	$—	$843
Equity contracts	—	—	20,956	—	—	20,956
Total	$—	$—	$13,578	$843	$—	$14,421
World Select Equity Fund
Foreign exchange contracts	$—	$(5,487)	$—	$2,623	$—	$(2,864)
Equity contracts	—	—	11,091	—	—	11,091
Total	$—	$(5,487)	$11,091	$2,623	$—	$8,227
Core Fixed Income Fund
Interest Rates	$—	$(1,857)	$(9,670)	$—	$5,455	$(6,072)
Foreign exchange contracts	—	117	(230)	(1,220)	—	(1,333)
Credit Contracts	—	—	—	—	825	825
Total	$—	$(1,740)	$(9,900)	$(1,220)	$6,280	$(6,580)
Emerging Markets Debt Fund
Interest Rates	$—	$—	$1,093	$—	$3,376	$4,469
Foreign exchange contracts	—	—	—	6,532	(722)	5,810
Credit contracts	—	—	—	—	(3)	(3)
Total	$—	$—	$1,093	$6,532	$2,651	$10,276
Dynamic Asset Allocation Fund
Foreign exchange contracts	$—	$—	$—	$(10,753)	$—	$(10,753)
Equity contracts	—	(5,353)	(40,207)	—	(19,611)	(65,171)
Total	$—	$(5,353)	$(40,207)	$(10,753)	$(19,611)	$(75,924)

Multi-Asset Real Return Fund
Interest Rates	$—	$(77)	$2,277	$—	$247	$2,447
Foreign exchange contracts	—	—	—	(1,661)	—	(1,661)
Credit contracts	—	—	—	—	216	216
Equity contracts	—	—	(6,039)	—	—	(6,039)
Commodity contracts	—	(174)	7,942	—	—	7,768
Total	$—	$(251)	$4,180	$(1,661)	$463	$2,731
Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):
Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Foreign exchange contracts	$—	$—	$—	$567	$—	$567
Equity contracts	—	—	(705)	—	—	(705)
Total	$—	$—	$(705)	$567	$—	$(138)
World Equity Ex-US Fund
Foreign exchange contracts	$—	$—	$—	$1,780	$—	$1,780
Equity contracts	—	—	(81)	—	—	(81)
Total	$—	$—	$(81)	$1,780	$—	$1,699
World Select Equity Fund
Foreign exchange contracts	$—	$(417)	$—	$(1,200)	$—	(1,617)
Equity contracts	—	—	(1,567)	—	—	$(1,567)
Total	$—	$(417)	$(1,567)	$(1,200)	$—	$(3,184)
Core Fixed Income Fund
Interest Rates	$—	$932	$2,855	$—	$(1,674)	$2,113
Foreign exchange contracts	—	—	683	2,056	—	2,739
Credit contracts	—	—	—	—	(336)	(336)
Total	$—	$932	$3,538	$2,056	$(2,010)	$4,516
Emerging Markets Debt Fund
Interest Rates	$—	$—	$(2,231)	$—	$(1,681)	$(3,912)
Foreign exchange contracts	—	—	—	(7,265)	—	(7,265)
Credit contracts	—	—	—	—	(246)	(246)
Total	$—	$—	$(2,231)	$(7,265)	$(1,927)	$(11,423)

380	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total

Dynamic Asset Allocation Fund
Foreign exchange contracts	$—	$—	$—	$6,615	$—	$6,615
Equity contracts	—	—	7,139	—	(9,905)	(2,766)
Total	$—	$—	$7,139	$6,615	$(9,905)	$3,849

Multi-Asset Real Return Fund
Interest Rates	$—	$—	$(772)	$—	$2,010	$1,238
Foreign exchange contracts	—	—	—	639	—	639
Credit contracts	—	—	—	—	104	104
Equity contracts	—	—	2,208	—	—	2,208
Commodity contracts	—	134	3,821	—	—	3,955
Total	$—	$134	$5,257	$639	$2,114	$8,144

The following table discloses the volume of the Fund’s futures contracts, option contracts, forward foreign currency contracts and swap contracts activity during the year ended May 31, 2018 ($ Thousands):

		Large Cap Disciplined			Extended Market
	Large Cap Fund	Equity Fund	Large Cap Index Fund	S&P 500 Index Fund	Index Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$3,350	$18,702	$37,663	$105,123	$23,568
Ending Notional Balance Long	449	1,255	21,302	112,323	21,189

			Small/Mid Cap Equity	U.S. Equity Factor	U.S. Managed
	Small Cap Fund	Small Cap II Fund	Fund	Allocation Fund	Volatility Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$348	$7,332	$2,533	$1,399	$29,991
Ending Notional Balance Long	2,358	–	–	10,623	18,459

	Global Managed	World Equity Ex-US	Screened World Equity	World Select Equity	Opportunistic Income
	Volatility Fund	Fund	Ex-US Fund	Fund	Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$64,196	$238,382	$4,239	$113,688	$–
Average Notional Balance Short	–	–	–	86,119	–
Ending Notional Balance Long	32,603	220,570	5,202	127,441	–
Ending Notional Balance Short	–	–	–	100,190	–
Interest Contracts
Average Notional Balance Long	–	–	–	–	4,485
Average Notional Balance Short	–	–	–	–	49,209
Ending Notional Balance Short	–	–	–	–	42,021
Forward Foreign Currency Contracts:
Average Notional Balance Long	455,427	22,529	–	1,108,449	–
Average Notional Balance Short	455,207	22,365	–	1,108,414	–
Ending Notional Balance Long	539,589	52,694	–	1,317,908	–
Ending Notional Balance Short	539,418	50,912	–	1,319,108	–
Options:
Currency
Average Notional Balance Long†	–	–	–	172	–
Ending Notional Balance Long†	–	–	–	683	–

	Core Fixed Income Fund	High Yield Bond Fund	Long Duration Fund	Long Duration Credit Fund	Emerging Markets Debt Fund
Futures Contracts:
Interest Contracts
Average Notional Balance Long	$1,030,141	$–	$128,825	$172,342	$58,207
Average Notional Balance Short	1,134,333	–	62,916	172,297	152,253
Ending Notional Balance Long	1,405,661	–	124,003	229,492	36,597
Ending Notional Balance Short	1,420,454	–	68,382	225,901	134,555

SEI Institutional Investments Trust / Annual Report / May 31, 2018	381

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2018

	Core Fixed Income			Long Duration Credit	Emerging Markets
	Fund	High Yield Bond Fund	Long Duration Fund	Fund	Debt Fund
Futures Contracts: (continued)
Currency Contracts
Average Notional Balance Short	5,946	–	–	–	–
Ending Notional Balance Short	6,210	–	–	–	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	95,041	–	–	–	1,909,435
Average Notional Balance Short	94,993	–	–	–	1,909,043
Ending Notional Balance Long	124,814	–	–	–	2,308,547
Ending Notional Balance Short	123,433	–	–	–	2,313,113
Swaps:
Total Return Contracts
Average Notional Balance Long	–	18,499	–	–	–
Average Notional Balance Short	–	12,333	–	–	–
Ending Notional Balance Long	–	36,995	–	–	–
Credit Contracts
Average Notional Balance Long	–	–	–	–	231
Average Notional Balance Short	73,081	22,233	–	–	–
Ending Notional Balance Long	–	–	–	–	2,769
Ending Notional Balance Short	192,470	19,151	–	–	–
Interest Contracts
Average Notional Balance Long	238,485	–	–	–	439,426
Average Notional Balance Short	238,485	–	–	–	439,426
Ending Notional Balance Long	477,315	–	–	–	426,249
Ending Notional Balance Short	477,315	–	–	–	426,249
Foreign Exchange Contracts
Average Notional Balance Long	–	–	–	–	30,416
Average Notional Balance Short	–	–	–	–	30,101
Options:
Interest
Average Notional Balance Long†	774	–	–	–	–
Average Notional Balance Short†	533	–	–	–	–
Ending Notional Balance Long†	1,158	–	–	–	–
Ending Notional Balance Short†	782	–	–	–	–
Currency
Average Notional Balance Long†	69	–	–	–	–
Average Notional Balance Short†	61	–	–	–	–

	Ultra Short Duration Bond Fund	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund
Futures Contracts:
Commodity Contracts
Average Notional Balance Long	$–	$–	$–	$–	$191,723
Average Notional Balance Short	–	–	–	–	26,400
Ending Notional Balance Long	–	–	–	–	189,832
Ending Notional Balance Short	–	–	–	–	16,112
Equity Contracts
Average Notional Balance Long	–	–	–	470,394	–
Average Notional Balance Short	–	–	–	389,353	39,454
Ending Notional Balance Long	–	–	–	248,224	–
Ending Notional Balance Short	–	–	–	200,606	45,382
Interest Contracts
Average Notional Balance Long	10,684	54,187	–	–	23,014
Average Notional Balance Short	4,701	–	9,599	–	146,897
Ending Notional Balance Long	10,343	95,683	–	–	63,256
Ending Notional Balance Short	4,671	–	–	–	209,452
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	–	1,503,343	55,434
Average Notional Balance Short	–	–	–	1,505,757	55,519
Ending Notional Balance Long	–	–	–	171,986	97,963
Ending Notional Balance Short	–	–	–	172,671	97,346

382	SEI Institutional Investments Trust / Annual Report / May 31, 2018

	Ultra Short Duration Bond Fund	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund
Swaps:
Credit Contracts
Average Notional Balance Long	–	–	–	–	9,945
Average Notional Balance Short	–	–	–	–	10,849
Ending Notional Balance Long	–	–	–	–	16,451
Ending Notional Balance Short	–	–	–	–	11,316
Interest Contracts
Average Notional Balance Long	–	–	–	–	117,159
Average Notional Balance Short	–	–	–	–	117,159
Ending Notional Balance Long	–	–	–	–	143,988
Ending Notional Balance Short	–	–	–	–	143,988
Equity Contracts
Average Notional Balance Long	–	–	–	209,766	–
Average Notional Balance Short	–	–	–	216,395	–
Ending Notional Balance Long	–	–	–	381,845	–
Ending Notional Balance Short	–	–	–	401,425	–
Commodity Contracts
Average Notional Balance Long	–	–	–	20,589	–
Average Notional Balance Short	–	–	–	–	–
Ending Notional Balance Long	–	–	–	247,071	–
Ending Notional Balance Short	–	–	–	–	–
Options:
Commodity
Average Notional Balance Long†	–	–	–	–	54
Equity
Average Notional Balance Long†	–	–	–	2,442	–
Average Notional Balance Short†	–	–	–	1,103	–
Interest
Average Notional Balance Long†	–	–	–	–	6

†	Represents cost.

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the

Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant

SEI Institutional Investments Trust / Annual Report / May 31, 2018	383

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2018

clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of May 31, 2018 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities

	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability

Fund	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Large Cap Fund	$ –	$ –	$ –	$ –	$ –	$ 101	$ –	$ 101
Large Cap Disciplined Equity Fund	–	–	–	–	–	206	–	206
Large Cap Index Fund	–	–	–	–	–	158	–	158
S&P 500 Index Fund	–	–	–	–	–	775	–	775
Extended Market Index Fund	–	–	–	–	–	231	–	231
Small Cap Fund	–	–	–	–	–	83	–	83
Small Cap II Fund	–	–	–	–	–	169	–	169
Small/Mid Cap Equity Fund	–	–	–	–	–	163	–	163
U.S. Equity Factor Allocation Fund	–	–	–	–	–	217	–	217
U.S. Managed Volatility Fund	–	–	–	–	–	68	–	68
Global Managed Volatility Fund	–	39	–	39	–	143	–	143
World Equity Ex-US Fund	–	591	–	591	–	330	–	330
Screened World Equity Ex-US Fund	–	15	–	15	–	7	–	7
World Select Equity Fund	266	290	–	556	–	859	–	859
Opportunistic Income Fund	–	3	–	3	–	17	–	17
Core Fixed Income Fund	2,708	1,541	37	4,286	1,053	3,273	480	4,806
High Yield Bond Fund	–	–	10	10	–	–	4	4
Long Duration Fund	–	471	–	471	–	142	–	142
Long Duration Credit Fund	–	620	–	620	–	559	–	559
Ultra Short Duration Bond Fund	–	–	–	–	–	7	–	7
Emerging Markets Debt Fund	–	65	6	71	–	186	77	263
Limited Duration Bond Fund	–	–	–	–	–	13	–	13
Intermediate Duration Credit Fund	–	–	–	–	–	11	–	11
Dynamic Asset Allocation Fund	–	2,653	–	2,653	–	–	–	–
Multi-Asset Real Return Fund	–	1,070	23	1,093	–	985	25	1,010

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

384	SEI Institutional Investments Trust / Annual Report / May 31, 2018

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received) pledged as of May 31, 2018 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Global Managed Volatility Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(2)	Net Exposures(1)
Brown Brothers Harriman	$ 1,346	$ —	$ —	$ 1,346	$ 1,172	$ —	$ —	$ —	$1,172	$174	$ —	$174
Total Over the Counter	$ 1,346	$ —	$ —	$ 1,346	$ 1,172	$ —	$ —	$ —	$1,172

	Financial Derivative Assets				Financial Derivative Liabilities
World Equity Ex-US Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(2)	Net Exposures(1)
Morgan Stanley	$ 1,780	$ —	$ —	$ 1,780	$ —	$ —	$ —	$ —	$ —	$1,780	$ —	$1,780
Total Over the Counter	$ 1,780	$ —	$ —	$ 1,780	$ —	$ —	$ —	$ —	$ —

	Financial Derivative Assets				Financial Derivative Liabilities
World Select Equity Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(2)	Net Exposures(1)
Brown Brothers Harriman	$ 2,852	$ —	$ —	$ 2,852	$ 4,027	$ —	$ —	$ —	$ 4,027	$(1,175)	$ —	$(1,175)
Standard Chartered	22	$ —	$ —	22	47	$ —	$ —	$ —	47	$(25)	$ —	$(25)
Total Over the Counter	$ 2,874	$ —	$ —	$ 2,874	$ 4,074	$ —	$ —	$ —	$ 4,074

	Financial Derivative Assets				Financial Derivative Liabilities
Core Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(2)	Net Exposures(1)
Bank of America	$517	$ —	$ —	$ 517	$ —	$ —	$ —	$ —	$ —	$517	$ —	$517
Citigroup	1,460	—	—	1,460	430	—	—	—	430	1,030	—	1,030
Goldman Sachs	1	—	—	1	167	—	—	—	167	(166)	—	(166)
Total Over the Counter	$ 1,978	$ —	$ —	$ 1,978	$ 597	$ —	$ —	$ —	$ 597

	Financial Derivative Assets				Financial Derivative Liabilities
High Yield Bond Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(2)	Net Exposures(1)
JPMorgan	$ —	$ —	$ —	$ —	$ —	$ —	$ 71	$ —	$ 71	$(71)	$ —	$(71)
Total Over the Counter	$ —	$ —	$ —	$ —	$ —	$ —	$ 71	$ —	$ 71

	Financial Derivative Assets				Financial Derivative Liabilities
Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(2)	Net Exposures(1)
Citibank	$ —	$ —	$ 80	$ 80	$ —	$ —	$ —	$ —	$ —	$80	$ —	$80
Citigroup	15,972	—	—	15,972	15,743	—	—	—	15,743	229	—	229
Goldman Sachs	10,849	—	1,001	11,850	14,961	—	2,158	—	17,119	(5,269)	860	(4,409)
JPMorgan Chase Bank	7,984	—	803	8,787	8,572	—	812	—	9,384	(597)	597	—
Standard Bank	4,458	—	—	4,458	4,033	—	3	—	4,036	422	—	422
Total Over the Counter	$ 39,263	$ —	$ 1,884	$ 41,147	$ 43,309	$ —	$ 2,973	$ —	$ 46,282

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May 31, 2018

	Financial Derivative Assets				Financial Derivative Liabilities
Dynamic Asset Allocation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(2)	Net Exposures(1)
Bank of America	$ 2	$ —	$ —	$ 2	$ 569	$ —	$ —	$ —	$ 569	$ (567)	$ —	$ (567)
BNP Paribas	—	—	448	448	—	—	—	—	—	448	—	448
Goldman Sachs	3	—	—	3	—	—	—	—	—	3	—	3
HSBC	—	—	—	—	—	—	3,984	—	3,984	(3,984)	3,984	—
Morgan Stanley	—	—	—	—	37	—	6,369	—	6,406	(6,406)	6,406	—
UBS	—	—	—	—	84	—	—	—	84	(84)	—	(84)
Total Over the Counter	$ 5	$ —	$ 448	$ 453	$ 690	$ —	$ 10,353	$ —	$ 11,043

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Real Return Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(2)	Net Exposures(1)
ANZ	$ 26	$ —	$ —	$ 26	$ —	$ —	$ —	$ —	$ —	$ 26	$ —	$ 26
Bank of America	104	—	—	104	3	—	—	—	3	101	—	101
BNP Paribas	242	—	—	242	—	—	—	—	—	242	—	242
Chase Securities	—	—	—	—	—	—	—	105,185	105,185	(105,185)	61,924	(43,261)
Citibank	—	—	11	11	—	—	47	—	47	(36)	—	(36)
Citigroup	102	—	19	121	248	—	1	—	249	(128)	—	(128)
Credit Suisse	57	—	64	121	—	—	77	—	77	44	—	44
Deutsche Bank	—	—	5	5	—	—	123	—	123	(118)	118	—
Goldman Sachs	12	—	75	87	32	—	130	—	162	(75)	—	(75)
HSBC	—	—	—	—	—	—	—	97,660	97,660	(97,660)	97,660	—
JPMorgan Chase Bank	306	—	—	306	—	—	—	—	—	306	—	306
Morgan Stanley	173	—	—	173	88	—	—	—	88	85	—	85
RBS	21	—	—	21	63	—	—	—	63	(42)	—	(42)
Standard Bank	21	—	—	21	12	—	—	—	12	9	—	9
Total Over the Counter	$ 1,064	$ —	$ 174	$ 1,238	$ 446	$ —	$ 378	$ 202,845	$ 203,669

(1)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

(2)	Excess collateral pledged is not shown for financial reporting purposes.

5. BASIS FOR CONSOLIDATION FOR THE DYNAMIC ASSET ALLOCATION AND MULTI-ASSET REAL RETURN FUNDS

The Consolidated Summary Schedule of Investments, Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Dynamic Asset Allocation and Multi-Asset Real Return Funds include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. The Subsidiaries have a fiscal year end of May 31 for financial statement consolidation purposes and a nonconforming tax year end of April 30.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). The Subsidiaries taxable income is included in the calculation of the Funds’ taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest up to 25% of their total assets in their respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at May 31, 2018 ($ Thousands)	% of Total Net Assets at May 31, 2018
Dynamic Asset Allocation
Commodity Strategy
Subsidiary, Ltd.	January 28, 2014	$100,945	4.0%

Multi-Asset Real Return
Commodity Strategy
Subsidiary, Ltd.	June 27, 2013	$173,395	17.7%

386	SEI Institutional Investments Trust / Annual Report / May 31, 2018

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Global Funds Services (the “Administrator”) serves as administrator to the Funds. The Administrator provides certain administrative and shareholder servicing for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended May 31, 2018, the Administrator has voluntarily agreed to waive all of its fee. The Funds’ Administrator may discontinue all or part of these voluntary waiver at any time.

SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC plans to voluntarily waive a portion of its fees in order to keep investment advisory fees at a specified level. The Funds’ Adviser may discontinue all or part of these voluntary waivers at any time. Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:

	Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.40%	0.18%
Large Cap Disciplined Equity Fund	0.40	0.17
Large Cap Index Fund	0.05*	0.01
S&P 500 Index Fund	0.03	0.01
Extended Market Index Fund	0.12	0.03
Small Cap Fund	0.65	0.42
Small Cap II Fund	0.65	0.40
Small/Mid Cap Equity Fund	0.65	0.41
U.S. Equity Factor Allocation Fund	0.25	0.00
U.S. Managed Volatility Fund	0.65	0.22
Global Managed Volatility Fund	0.65	0.22
World Equity Ex-US Fund	0.55	0.30
Screened World Equity Ex-US Fund	0.65	0.26
World Select Equity Fund	0.55	0.27
Emerging Markets Equity Fund	1.05	0.56
Opportunistic Income Fund	0.45	0.22
Core Fixed Income Fund	0.30	0.10
High Yield Bond Fund	0.49	0.28
Long Duration Fund	0.30	0.13
Long Duration Credit Fund	0.30	0.13
Ultra Short Duration Bond Fund	0.15	0.10
Emerging Markets Debt Fund	0.85	0.38
Real Return Fund	0.22	0.06
Limited Duration Bond Fund	0.25	0.09
Intermediate Duration Credit Fund	0.25	0.13
Dynamic Asset Allocation Fund	0.60	0.06
Multi-Asset Real Return Fund	0.55	0.18

*Prior to June 1, 2017, the Advisory fee was 0.17%

As of May 31, 2018, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser

Large Cap Fund

AJO, LP

AQR Capital Management, LLC

Coho Partners, Ltd.

Fiera Capital, Inc.

Jackson Square Partners, LLC

LSV Asset Management*

Large Cap Disciplined Equity Fund

AJO, LP

AQR Capital Management, LLC

Ceredex Value Advisors, LLC

OppenheimerFunds, Inc.

Quantitative Management Associates, LLC

Large Cap Index Fund

SSGA Funds Management, Inc.

S&P 500 Index Fund

SSGA Funds Management, Inc.

Extended Market Index Fund

SSGA Funds Management, Inc.

Small Cap Fund

AQR Capital Management, LLC

Axiom International Investors, LLC

EAM Investors, LLC

Falcon Point Capital, LLC

LSV Asset Management*

William Blair & Company, LLC

Small Cap II Fund

AQR Capital Management, LLC

Arrowpoint Asset Management, LLC

EAM Investors, LLC

Falcon Point Capital, LLC

LMCG Investments, LLC

Snow Capital Management, L.P.

Small/Mid Cap Equity Fund

AQR Capital Management, LLC

Arrowpoint Asset Management, LLC

Axiom International Investors, LLC

Cardinal Capital Management LLC

CastleArk Management, LLC

Falcon Point Capital, LLC

Integrity Asset Management, LLC (subsidiary of Victory Capital Management Inc.)

LSV Asset Management*

U.S. Equity Factor Allocation Fund

Analytic Investors, LLC

LSV Asset Management*

U.S. Managed Volatility Fund

Analytic Investors, LLC

LSV Asset Management*

SEI Institutional Investments Trust / Annual Report / May 31, 2018	387

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2018

Global Managed Volatility Fund

Acadian Asset Management, LLC

Analytic Investors, LLC

LSV Asset Management*

World Equity Ex-US Fund

Acadian Asset Management, LLC

Bailie Gifford Overseas Ltd

Barrow, Hanley, Mewhinney & Strauss, LLC

BlackRock International, Ltd.

EARNEST Partners LLC

J O Hambro Capital Management Limited

McKinley Capital Management, LLC

Wells Capital Management, Incorporated

Screened World Equity Ex-US Fund

Acadian Asset Management LLC

Baillie Gifford Overseas Ltd.

EARNEST Partners LLC

McKinley Capital Management, LLC

World Select Equity Fund

AS Trigon Asset Management

Fondmaeglerselskabet Maj Invest A/S

INTECH Investment Management LLC

Jackson Square Partners, LLC

LSV Asset Management*

Metropole Gestion SA

Rhicon Currency Management Pte Ltd.

Sompo Japan Nipponkoa Asset Management Co., Ltd. Towle & Co. SIMC

Emerging Markets Equity Fund

AllianceBernstein L.P.

Causeway Capital Management LLC

J O Hambro Capital Management Limited

KBI Global Investors (North America) Ltd.

RWC Asset Advisor (US) LLC

WCM Investment Management

Opportunistic Income Fund

Ares Management, LLC

Manulife Asset Management (US), LLC

Schroder Investment Management North America, Inc. Wellington Management Company, LLP

Core Fixed Income Fund

Jennison Associates LLC

Metropolitan West Asset Management, LLC

Wells Capital Management, Incorporated

Western Asset Management Company Limited

High Yield Bond Fund

Ares Management, LLC

Benefit Street Partners, LLC

Brigade Capital Management, LP

J.P. Morgan Investment Management, Inc.

T. Rowe Price Associates, Inc.

Long Duration Fund

Income Research & Management

Jennison Associates LLC

Legal & General Investment Management Americas, Inc.

Metropolitan West Asset Management LLC

Long Duration Credit Fund

Income Research & Management

Jennison Associates LLC

Legal & General Investment Management America, Inc. Logan Circle Partners, L.P.

Metropolitan West Asset Management LLC

Ultra Short Duration Bond Fund

Logan Circle Partners, L.P.

Wellington Management Company, LLP

Emerging Markets Debt Fund

Investec Asset Management Ltd.

Neuberger Berman Investment Advisers, LLC

Stone Harbor Investment Partners, L.P.

Limited Duration Bond Fund

Logan Circle Partners, L.P.

Metropolitan West Asset Management LLC

Intermediate Duration Credit Fund

Income Research & Management

Legal & General Investment Management America, Inc.

Logan Circle Partners, L.P.

Dynamic Asset Allocation Fund

SSGA Funds Management, Inc.

Multi-Asset Real Return Fund

AllianceBernstein L.P.

Columbia Management Investments

QS Investors, LLC

* Affiliated

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a Distribution Agreement with the Trust.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended May 31, 2018, were as follows ($ Thousands):

Large Cap Fund	$200
Large Cap Disciplined Equity Fund	56
Small Cap Fund	7
Small Cap II Fund	32
Small/Mid Cap Equity Fund	1
U.S. Equity Factor Allocation Fund	229
World Equity Ex-US Fund	69
World Select Equity Fund	3

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors

388	SEI Institutional Investments Trust / Annual Report / May 31, 2018

of the Distributor, the Adviser and/or the Administrator. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Distributor or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

LSV Asset Management (partially-owned subsidiary of SIMC) serves as a sub-adviser to the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and Intermediate Duration Credit Funds. For this service, LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended May 31, 2018, were as follows ($ Thousands):

Large Cap Fund	$ 434
Small Cap Fund	415
Small/Mid Cap Equity Fund	1,257
Global Managed Volatility Fund	2,305
U.S. Managed Volatility Fund	2,021
World Select Equity Fund	41

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations or Consolidated Statement of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended May 31, 2018, can be found on the Financial Highlights or Consolidated Financial Highlights.

Investment in Affiliated Security —The Funds may invest in the SEI Daily Income Trust (“SDIT”) Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

A Fund may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the SEI Funds’ Board of Trustees. The interest rate imposed on inter fund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended May 31, 2018, the Trust borrowed from SEI Institutional Managed Trust, Multi-Asset Accumulation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

Account Name	Date	Amount Borrowed	Interest Paid	Rate
Large Cap Fund	02/01/2018	$5,000	$-	2.36%
Small Cap Fund	02/01/2018	41,000	3	2.36
Small Cap Fund	05/25/2018	10,000	4	2.67
Emerging Markets Equity Fund	12/01/2017	16,000	3	2.21
Real Return Fund	01/02/2018	15,000	1	2.49

At May 31, 2018, the Trust had no outstanding borrowings.

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

	Large Cap Fund		Large Cap Disciplined Equity Fund		Large Cap Index Fund		S&P 500 Index Fund
	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017
Class A:
Shares Issued	5,231	12,097	28,194	27,240	1,188	2,349	82,115	56,419
Shares Issued in Lieu of Dividends and Distributions	18,011	4,844	32,358	14,098	503	374	7,494	5,004
Shares Redeemed	(49,820)	(28,433)	(105,043)	(59,382)	(4,640)	(2,714)	(110,499)	(46,857)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(26,578)	(11,492)	(44,491)	(18,044)	(2,949)	9	(20,890)	14,566

SEI Institutional Investments Trust / Annual Report / May 31, 2018	389

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2018

	Extended Market Index Fund		Small Cap Fund		Small Cap II Fund		Small/Mid Cap Equity Fund
	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017
Class A:
Shares Issued	24,849	16,722	1,342	2,341	5,284	4,747	22,423	13,093
Shares Issued in Lieu of Dividends and Distributions	2,986	2,050	2,478	978	4,424	241	15,135	6,342
Shares Redeemed	(30,144)	(12,046)	(12,601)	(5,917)	(12,837)	(9,320)	(51,594)	(25,379)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(2,309)	6,726	(8,781)	(2,598)	(3,129)	(4,332)	(14,036)	(5,944)

	U.S. Equity Factor Allocation Fund^		U.S. Managed Volatility Fund		Global Managed Volatility Fund		World Equity Ex-US Fund
		4/26/2018 to 5/31/2018	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017
Class A:
Shares Issued		25,304	27,362	12,630	74,769	63,376	151,705	95,401
Shares Issued in Lieu of Dividends and Distributions		—	10,744	6,968	6,931	4,184	13,727	12,568
Shares Redeemed		(181)	(48,201)	(29,224)	(33,810)	(26,527)	(191,630)	(101,485)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions		25,123	(10,095)	(9,626)	47,890	41,033	(26,198)	6,484

		Screened World Equity Ex-US Fund		World Select Equity Fund*	Emerging Markets Equity Fund		Opportunistic Income Fund
		6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/30/2017 to 5/31/2018	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017
Class A:
Shares Issued		2,221	1,284	116,481	18,718	25,194	46,758	38,572
Shares Issued in Lieu of Dividends and Distributions		103	110	1,719	2,671	2,388	10,049	5,864
Shares Redeemed		(2,782)	(962)	(8,547)	(45,750)	(14,230)	(97,884)	(41,097)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions		(458)	432	109,653	(24,361)	13,352	(41,077)	3,339

	Core Fixed Income Fund		High Yield Bond Fund		Long Duration Fund		Long Duration Credit Fund
	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017
Class A:
Shares Issued	212,304 †	161,258 †	53,865 †	50,955	87,004	37,216	80,647	50,106
Shares Issued in Lieu of Dividends and Distributions	17,258	19,713	22,803	22,568	9,953	19,159	16,674	12,980
Shares Redeemed	(132,472)	(125,677)	(69,457)	(60,705)	(111,476)	(121,003)	(59,011)	(37,640)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	97,090	55,294	7,211	12,818	(14,519)	(64,628)	38,310	25,446

	Ultra Short Duration Bond Fund		Emerging Markets Debt Fund		Real Return Fund		Limited Duration Bond Fund
	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017
Class A:
Shares Issued	26,917	23,673	45,360	35,474	7,738	4,603	51,399	46,788
Shares Issued in Lieu of Dividends and Distributions	970	760	14,103	7,109	351	247	2,483	1,825
Shares Redeemed	(28,108)	(29,430)	(41,119)	(31,167)	(6,716)	(3,816)	(47,406)	(29,118)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(221)	(4,997)	18,344	11,416	1,373	1,034	6,476	19,495

			Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
			6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017	6/1/2017 to 5/31/2018	6/1/2016 to 5/31/2017
Class A:
Shares Issued			141,776	31,409	21,282	20,592	39,934	17,815
Shares Issued in Lieu of Dividends and Distributions			6,003	4,111	4,607	1,984	1,677	1,444
Shares Redeemed			(41,887)	(11,560)	(32,873)	(20,699)	(15,018)	(12,912)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions			105,892	23,960	(6,984)	1,877	26,593	6,347

^ Fund commenced operations on April 26, 2018.	† Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

* Fund commenced operations on June 30, 2017.

390	SEI Institutional Investments Trust / Annual Report / May 31, 2018

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended May 31, 2018, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund(1)
Purchases	$—	$1,144,085	$1,144,085
Sales	—	1,941,431	1,941,431
Large Cap Disciplined Equity Fund
Purchases	—	4,377,891	4,377,891
Sales	—	5,232,383	5,232,383
Large Cap Index Fund
Purchases	—	373,599	373,599
Sales	—	1,018,875	1,018,875
S&P 500 Index Fund
Purchases	—	1,058,911	1,058,911
Sales	—	1,366,755	1,366,755
Extended Market Index Fund
Purchases	—	657,433	657,433
Sales	—	720,860	720,860
Small Cap Fund
Purchases	—	558,349	558,349
Sales	—	759,468	759,468
Small Cap II Fund
Purchases	—	532,178	532,178
Sales	—	608,351	608,351
Small/Mid Cap Equity Fund
Purchases	—	2,027,437	2,027,437
Sales	—	2,401,698	2,401,698
U.S. Equity Factor Allocation Fund
Purchases	—	241,759	241,759
Sales	—	7	7
U.S. Managed Volatility Fund
Purchases	—	3,997,308	3,997,308
Sales	—	10,139,101	10,139,101
Global Managed Volatility Fund
Purchases	—	1,223,667	1,223,667
Sales	—	687,623	687,623
World Equity Ex-US Fund
Purchases	—	6,259,298	6,259,298
Sales	—	6,818,966	6,818,966
Screened World Equity Ex-US Fund
Purchases	—	53,627	53,627
Sales	—	58,014	58,014
World Select Equity Fund
Purchases	—	1,836,116	1,836,116
Sales	—	754,330	754,330
Emerging Markets Equity Fund(2)
Purchases	—	1,149,572	1,149,572
Sales	—	1,418,539	1,418,539
Opportunistic Income Fund
Purchases	28,148	538,467	566,615
Sales	96,750	656,230	752,980
Core Fixed Income Fund
Purchases	22,437,129	2,316,344	24,753,473
Sales	21,802,253	1,882,441	23,684,694

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
High Yield Bond Fund
Purchases	—	1,541,260	1,541,260
Sales	—	1,484,701	1,484,701
Long Duration Fund
Purchases	1,529,172	451,132	1,980,304
Sales	1,473,299	745,999	2,219,298
Long Duration Credit Fund
Purchases	1,810,147	1,447,658	3,257,805
Sales	1,776,943	1,139,141	2,916,084
Ultra Short Duration Bond Fund
Purchases	92,360	130,481	222,841
Sales	100,156	141,872	242,028
Emerging Markets Debt Fund
Purchases	689,094	1,087,421	1,776,515
Sales	536,727	1,105,517	1,642,244
Real Return Fund
Purchases	100,929	—	100,929
Sales	93,846	—	93,846
Limited Duration Bond Fund
Purchases	1,228,674	501,544	1,730,218
Sales	1,243,629	409,175	1,652,804
Intermediate Duration Credit Fund
Purchases	2,197,012	1,754,633	3,951,645
Sales	2,071,383	936,170	3,007,553
Dynamic Asset Allocation Fund
Purchases	—	291,357	291,357
Sales	—	515,577	515,577
Multi-Asset Real Return Fund
Purchases	298,434	111,344	409,778
Sales	163,415	41,030	204,445

(1) Includes 17a-7 related transactions of $(885) (thousands).

(2) Includes 17a-7 related transactions of $12,527 (thousands).

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify for or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The Dynamic Asset Allocation

SEI Institutional Investments Trust / Annual Report / May 31, 2018	391

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2018

and Multi-Asset Real Return Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income”. The Treasury released a proposed regulation in October of 2016 stating that income inclusion from a controlled foreign corporation is treated as dividends i.e. qualifying income only to the extent that the Funds received cash distributions from the subsidiary. The distribution requirement is consistent with the Funds’ policy. Since the proposed regulation has not been finalized, the final regulation could impose additional restrictions and the Funds might need to significantly change their investment Strategies which could adversely affect such Funds.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, reclassification of income and expense from swap transactions, Treasury Inflation-Protected Securities and net operating losses, basis adjustments for investments in partnerships, and gains and losses on passive foreign investment companies and certain foreign currency related transactions have been reclassified to/from the following accounts as of May 31, 2018:

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)
Large Cap Fund	$29	$(29)	$—
Large Cap Disciplined Equity Fund	1,136	(1,134)	(2)
Large Cap Index Fund	121	(121)	—
S&P 500 Index Fund	160	(160)	—
Extended Market Index Fund	166	(166)	—
Small Cap Fund	69	(69)	—
Small Cap II Fund	325	(325)	—
Small/Mid Cap Equity Fund	144	(144)	—
U.S. Managed Volatility Fund	211	(211)	—
Global Managed Volatility Fund	(203)	203	—
World Equity Ex-US Fund	(190)	190	—
Screened World Equity Ex-US Fund	105	222	(327)
World Select Equity Fund	9,060	(9,060)	—
Emerging Markets Equity Fund	3,925	(3,925)	—
Opportunistic Income Fund	(1,307)	24,819	(23,512)
Core Fixed Income Fund	4,010	(4,010)	—
High Yield Bond Fund	(10,552)	10,552	—
Long Duration Fund	40	(40)	—
Long Duration Credit Fund	35	(35)	—
Ultra Short Duration Bond Fund	199	(199)	—
Emerging Markets Debt Fund	(10,102)	10,102	—
Limited Duration Bond Fund	389	(389)	—
Intermediate Duration Credit Fund	287	(287)	—
Dynamic Asset Allocation Fund	(21,833)	21,833	—
Multi-Asset Real Return Fund	(138)	138	—

These reclassifications have no impact on net assets or net asset value per share

The tax character of dividends and distributions paid during the last two years or periods ended May 31, 2018 were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Large Cap Fund
	2018	$73,253	$273,434	$—	$346,687
	2017	25,987	71,695	—	97,682
Large Cap Disciplined Equity Fund
	2018	155,301	289,435	—	444,736
	2017	103,215	83,060	—	186,275
Large Cap Index Fund
	2018	53,158	46,650	—	99,808
	2017	38,016	25,618	—	63,634
S&P 500 Index Fund
	2018	95,618	14,510	—	110,128
	2017	62,217	—	—	62,217

392	SEI Institutional Investments Trust / Annual Report / May 31, 2018

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Extended Market Index Fund
	2018	$20,019	$26,141	$–	$46,160
	2017	13,998	13,853	–	27,851
Small Cap Fund
	2018	8,555	37,346	–	45,901
	2017	4,465	14,225	–	18,690
Small Cap II Fund
	2018	9,556	45,579	–	55,135
	2017	2,948	8	–	2,956
Small/Mid Cap Equity Fund
	2018	56,713	140,167	–	196,880
	2017	37,496	46,109	–	83,605
U.S. Equity Factor Allocation Fund
	2018	–	–	–	–
U.S. Managed Volatility Fund
	2018	51,841	106,838	–	158,679
	2017	38,731	61,333	–	100,064
Global Managed Volatility Fund
	2018	59,293	27,107	–	86,400
	2017	43,994	1,910	–	45,904
World Equity Ex-US Fund
	2018	170,185	25,221	–	195,406
	2017	141,484	–	–	141,484
Screened World Equity Ex-US Fund
	2018	2,086	–	–	2,086
	2017	1,510	–	–	1,510
World Select Equity Fund
	2018	16,274	2,794	–	19,068
Emerging Markets Equity Fund
	2018	32,051	–	–	32,051
	2017	22,033	–	–	22,033
Opportunistic Income Fund
	2018	84,466	–	–	84,466
	2017	48,801	–	–	48,801
Core Fixed Income Fund
	2018	179,674	–	–	179,674
	2017	194,056	12,305	–	206,361
High Yield Bond Fund
	2018	210,047	–	–	210,047
	2017	206,105	–	–	206,105
Long Duration Fund
	2018	78,788	11,123	–	89,911
	2017	147,667	20,544	–	168,211
Long Duration Credit Fund
	2018	152,524	20,433	–	172,957
	2017	130,141	3,566	–	133,707
Ultra Short Duration Bond Fund
	2018	9,823	–	–	9,823
	2017	7,896	–	–	7,896
Emerging Markets Debt Fund
	2018	148,794	–	–	148,794
	2017	68,236	–	–	68,236
Real Return Fund
	2018	3,375	–	–	3,375
	2017	2,419	–	–	2,419

SEI Institutional Investments Trust / Annual Report / May 31, 2018	393

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2018

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Limited Duration Bond Fund
	2018	$24,919	$—	$—	$24,919
	2017	18,542	—	—	18,542
Intermediate Duration Credit Fund
	2018	60,200	—	—	60,200
	2017	41,173	—	—	41,173
Dynamic Asset Allocation Fund
	2018	74,881	20,271	—	95,152
	2017	35,306	—	—	35,306
Multi-Asset Real Return Fund
	2018	14,386	—	—	14,386
	2017	12,571	—	—	12,571

As of May 31, 2018, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$60,066	$137,886	$—	$—	$—	$265,001	$(1)	$462,952
Large Cap Disciplined Equity Fund	61,716	284,578	—	—	—	453,470	(5)	799,759
Large Cap Index Fund	8,629	164,335	—	—	—	1,146,269	(1)	1,319,232
S&P 500 Index Fund	14,163	29,157	—	—	—	1,105,939	(1)	1,149,258
Extended Market Index Fund	6,265	18,615	—	—	—	226,492	2	251,374
Small Cap Fund	6,760	30,370	—	—	—	68,347	—	105,477
Small Cap II Fund	11,559	28,288	—	—	—	59,783	(1)	99,629
Small/Mid Cap Equity Fund	12,808	121,025	—	—	—	273,283	(2)	407,114
U.S. Equity Factor Allocation Fund	354	—	(75)	—	—	1,967	—	2,246
U.S. Managed Volatility Fund	19,809	118,861	—	—	—	171,704	1	310,375
Global Managed Volatility Fund	41,838	43,064	—	—	—	153,996	—	238,898
World Equity Ex-US Fund	99,052	223,056	—	—	—	1,412,670	(2)	1,734,776
Screened World Equity Ex-US Fund	1,332	—	—	—	—	14,190	—	15,522
World Select Equity Fund	49,290	2,618	—	—	—	69,828	—	121,736
Emerging Markets Equity Fund	29,660	55,510	—	—	—	160,139	(1)	245,308
Opportunistic Income Fund	12,940	—	(38,328)	—	—	2,736	2	(22,650)
Core Fixed Income Fund	16,303	—	(86,175)	—	—	(51,277)	(33,149)	(154,298)
High Yield Bond Fund	24,379	—	(55,938)	—	—	(103,352)	(15,955)	(150,866)
Long Duration Fund	10,212	6,378	—	—	—	27,763	(17,456)	26,897
Long Duration Credit Fund	14,526	3,071	—	—	—	(58,999)	(16,563)	(57,965)
Ultra Short Duration Bond Fund	1,036	—	(4,383)	—	—	(334)	(1,042)	(4,723)
Emerging Markets Debt Fund	—	—	—	—	(1,649)	(146,167)	(29,252)	(177,068)
Real Return Fund	1,160	—	(5,311)	—	—	(2,251)	2	(6,400)
Limited Duration Bond Fund	17	—	(7,408)	—	—	(8,511)	(27)	(15,929)
Intermediate Duration Credit Fund	132	—	(16,622)	—	—	(51,532)	(2,110)	(70,132)
Dynamic Asset Allocation Fund	—	—	—	—	(15,940)	1,003,007	120	987,187
Multi-Asset Real Return Fund	16,115	—	(21,757)	(4,604)	—	(79,190)	(361)	(89,797)

Post-October losses represent losses realized on investment transactions from November 1, 2017 through May 31, 2018 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains as follows:

	Expires 2019 ($ Thousands)	Expires 2020 ($ Thousands)	Total Capital Loss Carryforwards May 31, 2018 ($ Thousands)
Opportunistic Income Fund	$19,071	$—	$19,071

394	SEI Institutional Investments Trust / Annual Report / May 31, 2018

During the year ended May 31, 2018, the World Equity Ex-US Fund, Emerging Markets Equity Fund, High Yield Bond Fund and Emerging Markets Debt Fund utilized capital loss carryforwards to offset capital gains of $148,976 ($ Thousands), $17,361 ($ Thousands), $13,866 ($ Thousands) and $22,991 ($ Thousands), respectively. The Opportunistic Income Fund had expired capital losses in the amount of $23,512 ($ Thousands) for the year ended May 31, 2018.

Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
U.S. Equity Factor Allocation Fund	$33	$42	$75
Opportunistic Income Fund	–	19,257	19,257
Core Fixed Income Fund	34,189	51,986	86,175
High Yield Bond Fund	–	55,938	55,938
Ultra Short Duration Bond Fund	1,279	3,104	4,383
Real Return Fund	572	4,739	5,311
Limited Duration Bond Fund	6,202	1,206	7,408
Intermediate Duration Credit Fund	3,598	13,024	16,622
Multi-Asset Real Return Fund	20,329	1,428	21,757

* This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of investments owned at May 31, 2018, and the net realized gains or losses on investments sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bond and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at May 31, 2018, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$ 1,174,413	$ 311,856	$ (46,855)	$ 265,001

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Disciplined Equity Fund	$2,658,751	$518,261	$(64,791)	$453,470
Large Cap Index Fund	900,301	1,171,282	(25,013)	1,146,269
S&P 500 Index Fund	3,356,938	1,285,161	(179,222)	1,105,939
Extended Market Index Fund	923,456	300,518	(74,026)	226,492
Small Cap Fund	353,241	81,159	(12,812)	68,347
Small Cap II Fund	484,580	70,041	(10,258)	59,783
Small/Mid Cap Equity Fund	1,572,454	343,036	(69,753)	273,283
U.S. Equity Factor Allocation Fund	281,352	4,832	(2,865)	1,967
U.S. Managed Volatility Fund	1,118,702	211,869	(40,165)	171,704
Global Managed Volatility Fund	2,110,844	237,430	(83,434)	153,996
World Equity Ex-US Fund	7,405,756	1,689,164	(276,492)	1,412,672
Screened World Equity Ex-US Fund	99,742	17,770	(3,580)	14,190
World Select Equity Fund	2,483,403	123,592	(53,764)	69,828
Emerging Markets Equity Fund	916,829	220,064	(59,925)	160,139
Opportunistic Income Fund	1,848,047	20,280	(17,544)	2,736
Core Fixed Income Fund	7,387,363	61,271	(112,548)	(51,277)
High Yield Bond Fund	2,980,877	88,340	(191,692)	(103,352)
Long Duration Fund	1,903,700	70,982	(43,219)	27,763
Long Duration Credit Fund	3,875,882	50,582	(109,581)	(58,999)
Ultra Short Duration Bond Fund	498,936	1,235	(1,569)	(334)
Emerging Markets Debt Fund	2,196,176	29,517	(175,684)	(146,167)
Real Return Fund	170,623	19	(2,270)	(2,251)
Limited Duration Bond Fund	1,501,590	1,998	(10,509)	(8,511)
Intermediate Duration Credit Fund	2,667,194	6,253	(57,785)	(51,532)
Dynamic Asset Allocation Fund	1,676,281	1,061,908	(58,901)	1,003,007
Multi-Asset Real Return Fund	1,138,200	48,781	(127,971)	(79,190)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of May 31, 2018, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	395

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2018

10. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Limited Duration Bond, Intermediate Duration Credit and Multi-Asset Real Return Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity and Emerging Markets Debt Funds concentrate their investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk—Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk—With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — To the extent a Fund takes positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Leverage Risk —Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Funds’ share price and make the Funds’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities

396	SEI Institutional Investments Trust / Annual Report / May 31, 2018

are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

11. IN-KIND TRANSFERS OF SECURITIES

During the year ended May 31, 2018, the Core Fixed Income Fund, High Yield Bond Fund and Intermediate Duration Credit Fund issued/(redeemed) shares of beneficial interest in exchange for securities. These securities were transferred at their current value on the date of such transactions.

	Shares Issued (Thousands)	Value ($ Thousands)	Gain ($ Thousands)
Core Fixed Income Fund
07/24/2017	9,131	$ 9,201	$ –
01/02/2018	17,856	18,785	–
High Yield Bond Fund
01/02/2018	18,948	20,000	–
Intermediate Duration Credit Fund
01/02/2018	5,600	5,656	–
01/08/2018	21,488	23,296	–

During the year ended May 31, 2017, the Core Fixed Income Fund issued/(redeemed) shares of beneficial interest in exchange for securities. These securities were transferred at their current value on the date of such transactions.

	Shares Issued (Thousands)	Value ($ Thousands)	Gain ($ Thousands)
Core Fixed Income Fund
02/01/2017	1,410	$ 14,311	$ –

12. SECURITIES LENDING

To the extent consistent with its Investment Objective and Strategies, a Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking-to-market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity.

Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund, L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of May 31, 2018 ($ Thousands):

Fund	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Large Cap Fund	$59,401	$59,401	-
Large Cap Disciplined Equity Fund	53,367	53,367	-
Large Cap Index Fund	42,866	42,866	-
S&P 500 Index Fund	109,471	109,471	-
Extended Market Index Fund	128,662	128,662	-
Small Cap Fund	40,281	40,281	-
Small Cap II Fund	80,965	80,965	-
Small/Mid Cap Equity Fund	210,680	210,680	-
World Equity Ex-US Fund	350,062	350,062	-

(1)

Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

13. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of May 31, 2018, SPTC held of record the following:

Fund	% Held
Large Cap Fund	51.66%
Large Cap Disciplined Equity Fund	68.43%
Large Cap Index Fund	60.45%
S&P 500 Index Fund	50.58%
Extended Market Index Fund	65.24%
Small Cap Fund	36.52%
Small Cap II Fund	51.19%
Small/Mid Cap Equity Fund	54.26%
U.S. Equity Factor Allocation Fund	100.00%
U.S. Managed Volatility Fund	54.76%

SEI Institutional Investments Trust / Annual Report / May 31, 2018	397

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Concluded)

May 31, 2018

Fund	% Held
Global Managed Volatility Fund	54.44%
World Equity Ex-US Fund	58.56%
Screened World Equity Ex-US Fund	100.00%
World Select Equity Fund	79.40%
Emerging Markets Equity Fund	61.55%
Opportunistic Income Fund	71.33%
Core Fixed Income Fund	59.57%
High Yield Bond Fund	54.30%
Long Duration Fund	59.85%
Long Duration Credit Fund	40.11%
Ultra Short Duration Bond Fund	76.83%
Emerging Markets Debt Fund	59.35%
Real Return Fund	61.40%
Limited Duration Bond Fund	65.16%
Intermediate Duration Credit Fund	62.73%
Dynamic Asset Allocation Fund	66.38%
Multi-Asset Real Return Fund	66.77%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

14. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of May 31, 2018.

398	SEI Institutional Investments Trust / Annual Report / May 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees SEI Institutional lnvestments Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund (commencement of operations April 26, 2018), U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund (commencement of operations June 30, 2017) and Emerging Markets Equity Fund and the statements of assets and liabilities, including the schedules of investments, of the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-five of the twenty-seven funds comprising the SEI Institutional lnvestments Trust (the Trust)). as of May 31, 2018, and the related statements of operations for the year then ended, except for the U.S. Equity Factor Allocation Fund for which the date is the period from April 26, 2018 (commencement of operations) through May 31, 2018 and World Select Equity Fund for which the date is the period from June 30, 2017 (commencement of operations) through May 31, 2018, the statements of changes in net assets for each of the years through May 31, 2018 in the two-year period then ended, except for the U.S. Equity Factor Allocation Fund for which the date is the period from April 26, 2018 (commencement of operations) through May 31, 2018 and World Select Equity Fund for which the date is the period from June 30,2017 (commencement of operations) through May 31,2018, and the financial highlights for each of the years or periods in the five year period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments, of the Dynamic Asset Allocation Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Multi-Asset Real Return Fund (two of the twenty-seven funds comprising the Trust), as of May 31, 2018, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial high lights. Such procedures a I so included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

July 26, 2018

SEI Institutional Investments Trust / Annual Report / May 31, 2018	399

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of May 31, 2018:

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund Ill, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments–Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments–Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund Ill, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments–Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments–Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund Ill, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional lnternational Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

400	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 59 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional lnvestments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional lnvestments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional lnvestments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive, Oaks, PA 19456 62 yrs. old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006- 2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional lnvestments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Joan A. Binstock One Freedom Valley Drive, Oaks, PA 19456 64 yrs. old	Trustee	since 2018	Retired since February 2018. Chief Financial Officer and Chief Operations Officer at Lord, Abbett & Co. LLC from 1999 to 2018. Chief Financial Officer and Vice President at Lord, Abbett Family of Mutual Funds from 1999 to 2017. Chief Operating Officer at Morgan Grenfell Asset Management from 1997 to 1999. Director and Head of the Asset Management Regulatory Advisory Practice at Ernst & Young, LLP from 1995-1997. Vice President of Mutual Fund Accounting and Compliance at JPMorgan Fund Services from 1993-1995. Director and Chief Administrative/Compliance Officer at BEA Associates from 1991 to 1993. Member of the Board and Audit Committee at DTCC Institutional Trade Processing since 2013. Founding Board Member at Association of lnstitutional lnvestors since 2010. Vice Chair of the Board at Bronx High School of Science Endowment Fund since 2015. Board Member at Greyston Foundation since 2003 and at Greyston Bakery from 2003 to 2009 and since 2014.	104	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional lnvestments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive, Oaks, PA 19456 67 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	104	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional lnternational Trust, SEI Institutional lnvestments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	401

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive, Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004- October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive, Oaks, PA 19456 43 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive, Oaks, PA 19456 54 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional lnternational Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund Ill, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive, Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President	since 2012	Director of Global Investment Product Management from January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive, Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

402	SEI Institutional Investments Trust / Annual Report / May 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

May 31, 2018

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2017 through May 31, 2018).

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 12/1/17	Ending Account Value 5/31/18	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,021.20	0.20%	$1.01
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.93	0.20%	$1.01
Large Cap Disciplined Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,024.00	0.18%	$0.91
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.03	0.18%	$0.91
Large Cap Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,033.10	0.04%	$0.20
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.73	0.04%	$0.20
S&P 500 Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,031.20	0.05%	$0.25
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.68	0.05%	$0.25

	Beginning Account Value 12/1/17	Ending Account Value 5/31/18	Annualized Expense Ratios	Expenses Paid During Period *
Extended Market Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,056.50	0.06%	$0.31
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.63	0.06%	$0.30
Small Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,049.80	0.44%	$2.25
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.74	0.44%	$2.22
Small Cap II Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,078.60	0.42%	$2.18
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.84	0.42%	$2.12
Small/Mid Cap Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,050.50	0.42%	$2.15
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.84	0.42%	$2.12

SEI Institutional Investments Trust / Annual Report / May 31, 2018	403

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

May 31, 2018

	Beginning Account Value 12/1/17	Ending Account Value 5/31/18	Annualized Expense Ratios	Expenses Paid During Period *
U.S. Equity Factor Allocation Fund††
Actual Fund Return
Class A Shares	$1,000.00	$1,017.00	0.04%	$0.04	**
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,004.89	0.04%	$0.04
U.S. Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$992.70	0.22%	$1.09
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.84	0.22%	$1.11
Global Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,000.70	0.24%	$1.20
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.73	0.24%	$1.21
World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,014.80	0.32%	$1.61
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.34	0.32%	$1.61
Screened World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,014.90	0.38%	$1.91
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.04	0.38%	$1.92
World Select Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,030.30	0.31%	$1.57
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.39	0.31%	$1.56
Emerging Markets Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,012.10	0.64%	$3.21
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.74	0.64%	$3.23
Opportunistic Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,014.90	0.24%	$1.21
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.73	0.24%	$1.21
Core Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$993.20	0.12%	$0.60
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.33	0.12%	$0.61
High Yield Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,011.50	0.29%	$1.45
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.49	0.29%	$1.46

	Beginning Account Value 12/1/17	Ending Account Value 5/31/18	Annualized Expense Ratios	Expenses Paid During Period *
Long Duration Fund
Actual Fund Return
Class A Shares	$1,000.00	$973.90	0.15%	$0.74
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Long Duration Credit Fund
Actual Fund Return
Class A Shares	$1,000.00	$967.10	0.15%	$0.74
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Ultra Short Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,008.80	0.12%	$0.60
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.33	0.12%	$0.61
Emerging Markets Debt Fund
Actual Fund Return
Class A Shares	$1,000.00	$972.30	0.43%	$2.11
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.79	0.43%	$2.17
Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,005.40	0.08%	$0.40
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.53	0.08%	$0.40
Limited Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,003.90	0.11%	$0.55
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.38	0.11%	$0.56
Intermediate Duration Credit Fund
Actual Fund Return
Class A Shares	$1,000.00	$984.60	0.15%	$0.74
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Dynamic Asset Allocation Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,011.80	0.07%	$0.35
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.58	0.07%	$0.35
Multi-Asset Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,009.50	0.78%	$3.91
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.04	0.78%	$3.93

††	The Fund commenced operations on April 26, 2018.
*

Expenses are equal to the Fund’s annualized expense ratio, including dividend expense, if applicable, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 35/365 (to reflect the one-half year period shown).

404	SEI Institutional Investments Trust / Annual Report / May 31, 2018

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited)

SEI Institutional Investments Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 27–28, 2018 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on June 27–28, 2017, September 11–13, 2017, December 5–6, 2017 and March 27–28, 2018. In each case, the Board’s approval (or renewal) was based on

SEI Institutional Investments Trust / Annual Report / May 31, 2018	405

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited) (Concluded)

its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds (except when such metric was not available due to a limited operating history) and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

406	SEI Institutional Investments Trust / Annual Report / May 31, 2018

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	407

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a May 31, 2018, taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2018, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended May 31, 2018, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	78.87%	0.00%	21.13%	100.00%	39.32%
Large Cap Disciplined Equity Fund	65.08%	0.00%	34.92%	100.00%	36.34%
Large Cap Index Fund	46.74%	0.00%	53.26%	100.00%	78.90%
S&P 500 Index Fund	13.18%	0.00%	86.82%	100.00%	84.79%
Extended Market Index Fund	56.63%	0.00%	43.37%	100.00%	32.57%
Small Cap Fund	81.36%	0.00%	18.64%	100.00%	26.64%
Small Cap II Fund	82.67%	0.00%	17.33%	100.00%	13.79%
Small/Mid Cap Equity Fund	71.19%	0.00%	28.81%	100.00%	22.31%
U.S. Equity Factor Allocation Fund	0.00%	0.00%	0.00%	0.00%	0.00%
U.S. Managed Volatility Fund	67.33%	0.00%	32.67%	100.00%	56.63%
Global Managed Volatility Fund	31.37%	0.00%	68.63%	100.00%	29.17%
World Equity Ex-US Fund(6)	11.78%	0.00%	88.22%	100.00%	0.00%
Screened World Equity Ex-US Fund(7)	0.00%	0.00%	100.00%	100.00%	0.86%
World Select Equity Fund(9)	14.65%	0.00%	85.35%	100.00%	10.18%
Emerging Markets Equity Fund(8)	0.00%	0.00%	100.00%	100.00%	0.05%
Opportunistic Income Fund	0.00%	0.00%	100.00%	100.00%	0.14%
Core Fixed Income Fund	0.00%	0.00%	0.00%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Long Duration Fund	12.20%	0.00%	87.80%	100.00%	0.00%
Long Duration Credit Fund	11.89%	0.00%	88.11%	100.00%	0.00%
Ultra Short Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Limited Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Intermediate Duration Credit Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	21.30%	0.00%	78.70%	100.00%	57.36%
Multi-Asset Real Return Fund	0.00%	0.00%	100.00%	100.00%	14.23%
		(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Large Cap Fund		40.14%	0.00%	0.01%	100.00%
Large Cap Disciplined Equity Fund		36.96%	0.00%	0.00%	100.00%
Large Cap Index Fund		80.52%	0.05%	0.05%	100.00%
S&P 500 Index Fund		86.45%	0.06%	0.05%	100.00%
Extended Market Index Fund		33.54%	0.08%	0.05%	100.00%
Small Cap Fund		27.76%	0.00%	0.00%	100.00%
Small Cap II Fund		14.31%	0.00%	0.00%	100.00%
Small/Mid Cap Equity Fund		24.28%	0.00%	0.00%	100.00%
U.S. Equity Factor Allocation Fund		0.00%	0.00%	0.00%	0.00%
U.S. Managed Volatility Fund		61.98%	0.00%	0.00%	100.00%
Global Managed Volatility Fund		63.71%	0.00%	0.02%	100.00%
World Equity Ex-US Fund(6)		77.66%	0.00%	0.00%	0.00%

408	SEI Institutional Investments Trust / Annual Report / May 31, 2018

	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Screened World Equity Ex-US Fund(7)	95.30%	0.00%	0.00%	0.00%
World Select Equity Fund(9)	31.18%	0.00%	0.00%	100.00%
Emerging Markets Equity Fund(8)	38.67%	0.00%	0.19%	100.00%
Opportunistic Income Fund	0.14%	0.50%	64.85%	0.00%
Core Fixed Income Fund	0.00%	21.05%	94.56%	0.00%
High Yield Bond Fund	0.00%	0.00%	0.00%	0.00%
Long Duration Fund	0.00%	16.37%	86.98%	100.00%
Long Duration Credit Fund	0.00%	3.54%	93.86%	100.00%
Ultra Short Duration Bond Fund	0.00%	5.67%	94.10%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	0.00%	100.00%
Real Return Fund	0.00%	95.39%	0.22%	0.00%
Limited Duration Bond Fund	0.00%	24.50%	91.97%	0.00%
Intermediate Duration Credit Fund	0.00%	4.63%	91.90%	0.00%
Dynamic Asset Allocation Fund	74.89%	0.00%	0.00%	100.00%
Multi-Asset Real Return Fund	14.57%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the SEI Institutional Trust, who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)

The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2018, the total amount of foreign source income is $182,631,320. The total amount of foreign tax paid is $18,618,338. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(7)

The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2018, the total amount of foreign source income is $2,259,198. The total amount of foreign tax paid is $245,977. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(8)

The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2018, the total amount of foreign source income is $27,444,488. The total amount of foreign tax paid is $2,886,764. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(9)

The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2018, the total amount of foreign source income is $21,868,953. The total amount of foreign tax paid is $1,527,933. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

Items (A), (B) and (C) are based on the percentage of each Fund’s total distribution.

Items (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

The Large Cap Diversified Alpha Fund (liquidated on April 28, 2017) hereby designated long term capital gain and ordinary income distribution of $8,993,012 and $1,303,817 for the fund’s income tax return dividend paid deduction purposes. This data has no impact on shareholders tax reporting.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	409

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SEI Institutional Investments Trust / Annual Report / May 31, 2018

Robert A. Nesher, Chairman	Investment Adviser

Trustees	SEI Investments Management Corporation

William M. Doran	Administrator

George J. Sullivan, Jr.	SEI Investments Global Funds Services

Nina Lesavoy	Distributor

James M. Williams	SEI Investments Distribution Co.

Mitchell A. Johnson	Legal Counsel

Hubert L. Harris, Jr.	Morgan, Lewis & Bockius LLP

Susan C. Cote	Independent Registered Public Accounting Firm

Joan A. Binstock	KPMG LLP

James B. Taylorote

Officers

Robert A. Nesher President and Chief Executive Officer James J. Hoffmayer Controller and Chief Financial Officer Glenn R. Kurdziel Assistant Controller Russell Emery	This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

Chief Compliance Officer

Timothy D. Barto	For more information call

Vice President, Secretary	1 800 DIAL SEI

Aaron Buser	(1 800 342 5734)

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

New Ways. New answers.®

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F140 (5/18)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a)(2) The audit committee financial experts are Susan Cote, George J. Sullivan, Jr., Hubert L. Harris, and Jim Taylor, Jr. Messrs. Cote, Sullivan, Harris, and Taylor are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2018 and 2017 as follows:

		Fiscal Year 2018			Fiscal Year 2017
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$1,028,105	$0	N/A	$910,875	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees(3)	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$479,513	$0	$0	$277,570	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g) for a description of the services comprising the fees disclosed under this category.

(3)	Tax fees include amounts related to tax compliance and consulting services for various service affiliates of the Registrant.

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2018	Fiscal Year 2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2018 and 2017 were $479,513 and $277,570, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

(a) The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund and Emerging Markets Equity Fund and the Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Dynamic Asset Allocation Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund and the Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Multi-Asset Real Return Fund are included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.6%

Consumer Discretionary — 13.7%
Amazon.com Inc *	9,885	$16,109
American Eagle Outfitters Inc	64,200	1,425
Aramark	52,958	2,056
AutoZone Inc *	8,531	5,539
Best Buy Co Inc	66,081	4,510
Big Lots Inc (A)	17,400	712
Booking Holdings Inc *	805	1,698
Bright Horizons Family Solutions Inc *	13,305	1,346
Brunswick Corp/DE	1,570	100
Carnival Corp, Cl A	30,715	1,913
Carter’s Inc	4,640	506
Children’s Place Inc/The	8,300	1,069
Choice Hotels International Inc	8,496	683
Comcast Corp, Cl A	67,343	2,100
Cooper Tire & Rubber Co (A)	32,100	825
Dana Inc	62,208	1,387
Darden Restaurants Inc	23,549	2,058
Dillard’s Inc, Cl A (A)	15,300	1,246
Dollar General Corp	189,135	16,546
Domino’s Pizza Inc	11,050	2,779
DR Horton Inc	24,869	1,050
Foot Locker Inc	22,600	1,220
Ford Motor Co	204,000	2,356
GameStop Corp, Cl A (A)	28,800	380
Gannett Co Inc (A)	78,550	830
General Motors Co	116,168	4,960
Goodyear Tire & Rubber Co/The	77,400	1,891
Graham Holdings Co, Cl B	258	150
Harley-Davidson Inc (A)	25,500	1,048
Hilton Grand Vacations Inc *	76,980	3,061
Home Depot Inc/The	29,136	5,435
Hyatt Hotels Corp, Cl A	9,553	781
John Wiley & Sons Inc, Cl A	19,626	1,331
KB Home (A)	37,600	990
Kohl’s Corp	33,100	2,209
Las Vegas Sands Corp	44,011	3,548
Lear Corp	41,504	8,218
Liberty Global PLC *	139,705	3,867
Liberty Global PLC, Cl A *	31,973	912
Lowe’s Cos Inc	161,714	15,364
Lululemon Athletica Inc *	9,219	968
Macy’s Inc	53,200	1,857
Michael Kors Holdings Ltd *	39,924	2,291
Netflix Inc *	3,609	1,269
News Corp, Cl A	84,796	1,274
NIKE Inc, Cl B	82,906	5,953
NVR Inc *	104	311
Omnicom Group Inc (A)	112,713	8,124
PVH Corp	13,960	2,234
Qurate Retail *	52,759	1,073
Ross Stores Inc	86,980	6,861

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Royal Caribbean Cruises Ltd	8,954	$940
Skechers U.S.A. Inc, Cl A *	40,618	1,180
Target Corp	57,793	4,213
TEGNA Inc	55,900	580
Tenneco Inc	28,400	1,255
Thor Industries Inc	6,280	581
Tiffany & Co	36,156	4,728
Time Warner Inc	11,077	1,043
TJX Cos Inc/The	87,838	7,933
TripAdvisor Inc *(A)	70,606	3,681
Twenty-First Century Fox Inc, Cl A	14,465	558
Urban Outfitters Inc *	4,987	207
Viacom Inc, Cl B	46,279	1,254
Walt Disney Co/The	10,814	1,076
Whirlpool Corp	9,289	1,345
Wyndham Worldwide Corp	8,100	878

		187,875

Consumer Staples — 7.7%
Altria Group Inc	88,996	4,961
Archer-Daniels-Midland Co	70,124	3,066
Bunge Ltd	992	69
Coca-Cola Co/The	90,259	3,881
Colgate-Palmolive Co	85,039	5,365
Conagra Brands Inc	151,364	5,610
Constellation Brands Inc, Cl A	5,042	1,125
Costco Wholesale Corp	842	167
CVS Health Corp	157,469	9,982
Dean Foods Co (A)	90,500	866
Estee Lauder Cos Inc/The, Cl A	14,297	2,137
Ingredion Inc	10,230	1,139
JM Smucker Co/The (A)	101,406	10,901
Kroger Co/The	444,244	10,808
Lamb Weston Holdings Inc	30,538	1,947
Nu Skin Enterprises Inc, Cl A	26,733	2,189
PepsiCo Inc	123,719	12,403
Performance Food Group Co *	39,407	1,409
Philip Morris International Inc	110,101	8,757
Pilgrim’s Pride Corp *(A)	72,300	1,409
Procter & Gamble Co/The	78,717	5,760
Rite Aid Corp *(A)	16,983	27
SUPERVALU Inc *(A)	17,157	317
Tyson Foods Inc, Cl A	51,083	3,447
US Foods Holding Corp *	37,850	1,350
Walgreens Boots Alliance Inc	45,900	2,864
Walmart Inc	48,345	3,990

		105,946

Energy — 5.2%
Andeavor	14,600	2,109
Canadian Natural Resources	23,531	813
Chevron Corp	113,845	14,151

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ConocoPhillips	54,780	$3,692
Devon Energy Corp	16,071	668
Exxon Mobil Corp	95,214	7,735
Halliburton Co	37,013	1,841
Helmerich & Payne Inc	9,991	663
HollyFrontier Corp	12,146	938
Marathon Oil Corp	54,936	1,177
Marathon Petroleum Corp	68,536	5,416
Occidental Petroleum Corp	142,347	11,986
Phillips 66	5,822	678
Pioneer Natural Resources Co	1,311	253
Royal Dutch Shell PLC ADR, Cl A	102,381	7,124
Southwestern Energy Co *	155,583	736
Valero Energy Corp	92,536	11,215
World Fuel Services Corp	21,205	443

		71,638

Financials — 16.7%
Aflac Inc	316,824	14,276
Allstate Corp/The	50,451	4,716
Ally Financial Inc	62,900	1,613
American Express Co	20,743	2,039
American Financial Group Inc/OH	2,062	227
American International Group Inc	24,100	1,272
Ameriprise Financial Inc	31,944	4,428
Annaly Capital Management Inc ‡	121,900	1,271
Assurant Inc	30,966	2,891
Assured Guaranty Ltd	4,102	146
Athene Holding Ltd, Cl A *	3,321	148
Bank of America Corp	433,387	12,586
BankUnited Inc	2,419	102
BB&T Corp	3,014	158
Berkshire Hathaway Inc, Cl B *	23,267	4,456
BlackRock Inc, Cl A	400	214
Brighthouse Financial Inc *	2,754	130
Capital One Financial Corp	25,200	2,369
Charles Schwab Corp/The	74,857	4,163
CIT Group Inc	34,000	1,698
Citigroup Inc	148,647	9,913
Citizens Financial Group Inc	80,047	3,270
CME Group Inc, Cl A	81,190	13,226
CNA Financial Corp	34,700	1,630
Discover Financial Services	37,500	2,770
Donnelley Financial Solutions Inc *	8,862	136
E*TRADE Financial Corp *	38,232	2,422
Everest Re Group Ltd	12,263	2,763
FactSet Research Systems Inc	18,326	3,684
Federated Investors Inc, Cl B (A)	29,854	725
Fifth Third Bancorp	72,199	2,208
FirstCash Inc	7,242	657
FNF Group	46,240	1,709
Goldman Sachs Group Inc/The	9,000	2,033

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hanover Insurance Group Inc/The	12,735	$1,544
Hartford Financial Services Group Inc/The	36,700	1,920
Intercontinental Exchange Inc	60,785	4,309
Invesco Ltd	16,419	449
JPMorgan Chase & Co	139,122	14,887
KeyCorp	100,000	1,944
Lazard Ltd, Cl A (B)	31,384	1,614
Legg Mason Inc (A)	27,700	1,032
Lincoln National Corp	36,135	2,395
M&T Bank Corp	698	120
Marsh & McLennan Cos Inc	118,348	9,512
MetLife Inc	30,300	1,393
MGIC Investment Corp *	113,300	1,177
Moody’s Corp	80,058	13,655
Morgan Stanley	84,420	4,233
MSCI Inc, Cl A	49,526	8,051
Navient Corp	69,800	964
Northern Trust Corp	22,163	2,272
PNC Financial Services Group Inc/The	31,976	4,586
Progressive Corp/The	17,906	1,112
Prudential Financial Inc	29,800	2,886
Radian Group Inc	52,200	830
Raymond James Financial Inc	13,232	1,278
Regions Financial Corp	168,300	3,070
Reinsurance Group of America Inc, Cl A	5,895	881
S&P Global Inc	1,836	363
Starwood Property Trust Inc ‡	64,800	1,407
State Street Corp	112,714	10,833
SunTrust Banks Inc	51,600	3,483
Synchrony Financial	8,917	309
Synovus Financial Corp	43,445	2,351
T Rowe Price Group Inc	12,546	1,523
TCF Financial Corp	7,869	207
Travelers Cos Inc/The	23,320	2,997
Unum Group	38,400	1,490
US Bancorp	152,862	7,642
Wells Fargo & Co	57,947	3,129
Willis Towers Watson PLC	3,083	466
Wintrust Financial Corp	1,288	119

		228,482

Health Care — 15.2%
Abbott Laboratories	212,553	13,078
AbbVie Inc	46,143	4,565
ABIOMED Inc *	1,630	621
Aetna Inc	17,785	3,132
Agilent Technologies Inc	49,259	3,050
Align Technology Inc *	6,641	2,204
AmerisourceBergen Corp	102,991	8,460
Amgen Inc	97,183	17,456
Anthem Inc	7,480	1,656
Baxter International Inc	82,614	5,852

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Becton Dickinson and Co	41,594	$9,217
Biogen Inc *	21,675	6,372
Bio-Techne Corp	7,561	1,137
Boston Scientific Corp *	7,365	224
Bristol-Myers Squibb Co	27,017	1,422
Cardinal Health Inc	15,700	818
Celgene Corp *	19,538	1,537
Centene Corp *	7,747	908
Chemed Corp	631	206
Cigna Corp	6,383	1,081
Danaher Corp	30,420	3,020
DENTSPLY SIRONA Inc	55,800	2,445
Eli Lilly & Co	34,481	2,932
Exelixis Inc *	54,662	1,133
Express Scripts Holding Co *	39,657	3,006
Gilead Sciences Inc	46,258	3,118
HCA Healthcare Inc	18,000	1,856
Humana Inc	9,357	2,723
Illumina Inc *	10,286	2,802
Intuitive Surgical Inc *	4,247	1,952
IQVIA Holdings Inc *	48,648	4,813
Johnson & Johnson	217,520	26,020
Mallinckrodt PLC *(A)	30,100	507
McKesson Corp	16,861	2,393
Medtronic PLC	13,279	1,146
Merck & Co Inc	210,425	12,527
Mettler-Toledo International Inc *	11,370	6,262
Pfizer Inc	308,816	11,096
Regeneron Pharmaceuticals Inc *	691	208
United Therapeutics Corp *	11,311	1,206
UnitedHealth Group Inc	101,688	24,559
Varian Medical Systems Inc *	34,889	4,112
Vertex Pharmaceuticals Inc *	1,639	252
WellCare Health Plans Inc *	6,436	1,427
Zoetis Inc, Cl A	32,965	2,759

		207,270

Industrials — 9.1%
3M Co	60,135	11,860
AGCO Corp	21,000	1,336
Allison Transmission Holdings Inc, Cl A	40,300	1,665
American Airlines Group Inc	42,100	1,833
AMETEK Inc	38,067	2,780
Boeing Co/The	24,742	8,713
BWX Technologies Inc	31,643	2,112
Canadian Pacific Railway Ltd	6,019	1,160
Caterpillar Inc	7,805	1,186
Crane Co	4,598	382
Cummins Inc	22,769	3,242
Delta Air Lines Inc	60,021	3,244
Expeditors International of Washington Inc	2,679	200
FedEx Corp	37,652	9,380

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
General Dynamics Corp	3,786	$764
Graco Inc	130,866	5,941
HD Supply Holdings Inc *	3,577	146
Hillenbrand Inc	7,062	329
Honeywell International Inc	18,252	2,700
Huntington Ingalls Industries Inc	13,553	2,996
Illinois Tool Works Inc	47,180	6,780
Ingersoll-Rand PLC	16,336	1,430
ITT Inc	15,187	784
JetBlue Airways Corp *	13,942	263
KAR Auction Services Inc	4,173	220
Korn/Ferry International	10,002	547
L3 Technologies Inc	8,431	1,672
Landstar System Inc	16,439	1,864
Lockheed Martin Corp	1,361	428
LSC Communications Inc	8,862	112
ManpowerGroup Inc	24,627	2,216
Middleby Corp/The *(A)	40,767	4,061
Moog Inc, Cl A	7,221	589
Norfolk Southern Corp	3,333	506
Oshkosh Corp	20,206	1,470
PACCAR Inc	9,899	616
Pitney Bowes Inc	85,200	758
Raytheon Co	18,794	3,937
Robert Half International Inc	22,760	1,449
RR Donnelley & Sons Co	23,633	148
Ryder System Inc	11,100	745
Southwest Airlines Co	35,813	1,829
Spirit AeroSystems Holdings Inc, Cl A	46,781	3,963
Teledyne Technologies Inc *	1,592	321
Trinity Industries Inc	37,900	1,307
Union Pacific Corp	2,753	393
United Continental Holdings Inc *	39,500	2,749
United Technologies Corp	57,185	7,138
Vectrus Inc *	900	29
Waste Management Inc	17,150	1,419
WW Grainger Inc (A)	39,455	12,191

		123,903

Information Technology — 22.1%
Accenture PLC, Cl A	5,886	917
Activision Blizzard Inc	11,334	804
Adobe Systems Inc *	15,504	3,865
Akamai Technologies Inc *	17,055	1,286
Alibaba Group Holding ADR *	12,792	2,533
Alphabet Inc, Cl A *	16,608	18,269
Alphabet Inc, Cl C *	5,883	6,383
Amdocs Ltd	4,948	334
Amphenol Corp, Cl A	31,699	2,756
Analog Devices Inc	62,635	6,087
ANSYS Inc *	16,510	2,688
Apple Inc	95,586	17,862

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Applied Materials Inc	138,859	$7,051
Arista Networks Inc *	10,285	2,587
Arrow Electronics Inc *	27,147	2,012
ASML Holding NV, Cl G (A)	11,272	2,217
Autodesk Inc *	27,427	3,541
Automatic Data Processing Inc	66,529	8,650
Booz Allen Hamilton Holding Corp, Cl A	55,715	2,512
Cabot Microelectronics Corp	5,729	648
Cadence Design Systems Inc *	49,044	2,082
CDW Corp/DE	3,726	298
Cisco Systems Inc	303,413	12,959
Citrix Systems Inc	11,158	1,178
Cognizant Technology Solutions Corp, Cl A	16,951	1,277
Convergys Corp	54,400	1,286
Corning Inc	65,800	1,788
Dell Technologies Inc, Cl V *	18,573	1,498
DXC Technology Co	32,220	2,968
eBay Inc *	139,482	5,261
Electronic Arts Inc *	43,856	5,741
Entegris Inc	34,545	1,213
Facebook Inc, Cl A *	52,725	10,112
Fair Isaac Corp *	9,044	1,664
First Solar Inc *	8,645	584
FLIR Systems Inc	7,681	414
Fortinet Inc *	13,862	848
Genpact Ltd	58,521	1,757
Hewlett Packard Enterprise Co	127,292	1,940
HP Inc	233,349	5,141
IAC/InterActiveCorp *	11,770	1,826
Intel Corp	220,935	12,196
International Business Machines Corp	44,064	6,227
Intuit	14,116	2,846
Juniper Networks Inc	62,700	1,670
KLA-Tencor Corp	1,209	137
Lam Research Corp (A)	27,807	5,511
Mastercard Inc, Cl A	94,447	17,956
Mellanox Technologies Ltd *	1,492	127
Microchip Technology Inc (A)	90,950	8,857
Micron Technology Inc *	70,038	4,033
Microsoft Corp	310,535	30,693
Monolithic Power Systems Inc	2,910	384
NCR Corp *	41,000	1,234
New Relic Inc *	8,512	865
NVIDIA Corp	8,392	2,116
Oracle Corp	191,464	8,945
PayPal Holdings Inc *	132,926	10,909
Seagate Technology PLC	29,600	1,668
Skyworks Solutions Inc	16,745	1,651
Synopsys Inc *	30,846	2,717
Take-Two Interactive Software Inc *	38,914	4,361
TE Connectivity Ltd	27,314	2,542
Tech Data Corp *	15,100	1,311

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Texas Instruments Inc	13,109	$1,467
Total System Services Inc	5,566	474
Twitter Inc *	12,076	419
Visa Inc, Cl A	67,012	8,760
Vishay Intertechnology Inc (A)	76,400	1,620
Western Digital Corp	24,156	2,017
Western Union Co/The	62,500	1,243
Xerox Corp	54,900	1,492
Zebra Technologies Corp, Cl A *	7,189	1,104
Zynga Inc, Cl A *	149,105	656

		303,045

Materials — 4.1%
Air Products & Chemicals Inc	18,251	2,946
Alcoa Corp *	36,995	1,778
Avery Dennison Corp	24,595	2,583
Celanese Corp, Cl A	43,068	4,863
Chemours Co/The	27,541	1,349
Crown Holdings Inc *	34,100	1,478
Domtar Corp	24,000	1,154
Eastman Chemical Co	37,093	3,869
Ecolab Inc	32,904	4,692
Freeport-McMoRan Inc, Cl B	25,834	437
Huntsman Corp	121,284	3,877
Ingevity Corp *	2,917	222
International Paper Co	21,600	1,156
LyondellBasell Industries NV, Cl A	67,345	7,551
Monsanto Co	3,813	486
Olin Corp	23,777	769
Owens-Illinois Inc *	65,000	1,209
Praxair Inc	30,878	4,825
Reliance Steel & Aluminum Co	15,300	1,432
Sherwin-Williams Co/The	18,926	7,178
Steel Dynamics Inc	8,559	423
Westlake Chemical Corp	13,611	1,575

		55,852

Real Estate — 1.4%
CBL & Associates Properties Inc ‡(A)	65,600	332
CBRE Group Inc, Cl A *	60,520	2,795
Crown Castle International Corp ‡	33,224	3,460
Equinix Inc ‡	5,310	2,107
First Industrial Realty Trust Inc ‡	29,275	964
Hospitality Properties Trust ‡	53,800	1,558
Lexington Realty Trust ‡	130,200	1,124
Liberty Property Trust ‡	47,602	2,104
Spirit Realty Capital Inc ‡	191,300	1,676
VEREIT Inc ‡	208,600	1,494
Xenia Hotels & Resorts Inc ‡	56,579	1,424

		19,038

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Telecommunication Services — 0.7%
AT&T Inc	84,600	$2,734
Verizon Communications Inc	139,444	6,648

		9,382

Utilities — 1.7%
Ameren Corp	1,563	93
Consolidated Edison Inc	35,572	2,729
Entergy Corp	29,300	2,371
Exelon Corp	205,600	8,510
FirstEnergy Corp	89,900	3,094
Hawaiian Electric Industries Inc	2,715	93
NextEra Energy Inc	7,975	1,322
OGE Energy Corp	16,939	593
PG&E Corp *	4,923	213
Public Service Enterprise Group Inc	79,967	4,237

		23,255
Total Common Stock (Cost $1,055,497) ($ Thousands)		1,335,686

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 4.5%
SEI Liquidity Fund, L.P.
1.870% **†(C)	61,120,359	$61,123

Total Affiliated Partnership (Cost $61,120) ($ Thousands)		61,123

CASH EQUIVALENT — 3.1%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	42,140,162	42,140

Total Cash Equivalent (Cost $42,140) ($ Thousands)		42,140

Total Investments in Securities— 105.2% (Cost $1,158,757) ($ Thousands)		$1,438,949

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	2	Jun-2018	$263	$270	$7
S&P Mid Cap 400 Index E-MINI	1	Jun-2018	186	195	9

			$449	$465	$16

Percentages are based on Net Assets of $1,368,392 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2018.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018 was $59,401 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $1,614 ($ Thousands), or 0.0% of the net assets of the Fund (See Note 2).
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $61,123 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,335,686	$–	$–	$1,335,686
Affiliated Partnership	–	61,123	–	61,123
Cash Equivalent	42,140	–	–	42,140

Total Investments in Securities	$1,377,826	$61,123	$–	$1,438,949

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$16	$—	$—	$16

Total Other Financial Instruments	$16	$—	$—	$16

*Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Fund (Continued)

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2018	Dividend Income
SEI Liquidity Fund, L.P.	$ 37,873	$ 287,231	$ (263,984)	$ (2)	$ 5	$ 61,123	$ 77
SEI Daily Income Trust, Government Fund, CI F	97,600	681,562	(737,022)	—	—	42,140	635

Totals	$ 135,473	$ 968,793	$ (1,001,006)	$ (2)	$ 5	$ 103,263	$ 712

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Disciplined Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK†† — 98.4%

Consumer Discretionary — 12.0%
Advance Auto Parts Inc	19,200	$2,470
Amazon.com Inc *	40,729	66,373
Aptiv PLC *	121,609	11,857
Aramark	117,392	4,557
AutoNation Inc *(A)	16,300	744
AutoZone Inc *	1,413	917
Best Buy Co Inc	168,307	11,487
Bloomin’ Brands Inc	75,900	1,611
Booking Holdings Inc *	1,943	4,098
Bright Horizons Family Solutions Inc *	30,500	3,087
Burlington Stores Inc *	12,200	1,784
CarMax Inc *(A)	133,640	9,210
Carnival Corp, Cl A	40,115	2,498
Columbia Sportswear Co	3,600	314
Comcast Corp, Cl A	1,041,418	32,471
Darden Restaurants Inc	48,633	4,251
Dollar General Corp	96,377	8,431
DR Horton Inc	120,623	5,091
Foot Locker Inc	105,737	5,707
General Motors Co	146,424	6,252
Groupon Inc, Cl A *	230,900	1,111
H&R Block	59,964	1,646
Hilton Grand Vacations Inc *	65,629	2,609
Hilton Worldwide Holdings Inc	59,161	4,775
Home Depot Inc/The	24,000	4,477
Kohl’s Corp	95,487	6,374
Las Vegas Sands Corp	69,200	5,578
Lear Corp	32,700	6,475
Lowe’s Cos Inc	180,017	17,103
Lululemon Athletica Inc *	27,100	2,847
Macy’s Inc	208,821	7,290
Marriott International Inc/MD, Cl A	1	—
McDonald’s Corp	86,164	13,787
Meritage Homes Corp *	8,900	403
Michael Kors Holdings Ltd *	129,426	7,428
Netflix Inc *	24,538	8,628
News Corp, Cl A	276,300	4,153
Nutrisystem Inc (A)	9,100	339
Omnicom Group Inc (A)	174,440	12,574
O’Reilly Automotive Inc *	41,190	11,097
PulteGroup Inc	77,156	2,334
PVH Corp	65,110	10,418
Ralph Lauren Corp, Cl A	13,125	1,766
Ross Stores Inc	201,712	15,911
Royal Caribbean Cruises Ltd	5,520	579
Target Corp	41,453	3,022
TEGNA Inc	29,900	310
Thor Industries Inc	20,900	1,935
Time Warner Inc	17,500	1,648
TJX Cos Inc/The	73,740	6,660
Twenty-First Century Fox Inc, Cl A	23,783	917

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ulta Beauty Inc *	23,400	$5,778
Urban Outfitters Inc *	40,100	1,666
VF Corp	29,500	2,394
Vista Outdoor Inc *	51,400	871
Whirlpool Corp	4,259	616
Wolverine World Wide Inc	5,200	174
Wyndham Worldwide Corp	1,100	119
Wynn Resorts Ltd	26,224	5,140

		364,162

Consumer Staples — 5.0%
Altria Group Inc	90,300	5,033
Archer-Daniels-Midland Co	124,500	5,443
Church & Dwight Co Inc	92,050	4,322
Coca-Cola Co/The	228,027	9,805
Conagra Brands Inc	41,472	1,537
Constellation Brands Inc, Cl A	33,939	7,571
CVS Health Corp	34,900	2,212
Estee Lauder Cos Inc/The, Cl A	29,646	4,430
Ingredion Inc	10,700	1,192
Kimberly-Clark Corp	24,000	2,420
Kraft Heinz Co/The	216,912	12,468
Kroger Co/The	219,600	5,343
Lamb Weston Holdings Inc	64,200	4,093
Mondelez International Inc, Cl A	426,869	16,763
Monster Beverage Corp *	2,781	142
Nu Skin Enterprises Inc, Cl A	54,496	4,463
PepsiCo Inc	296,704	29,745
Philip Morris International Inc	157,041	12,491
Procter & Gamble Co/The	157,192	11,502
Tyson Foods Inc, Cl A	40,181	2,711
US Foods Holding Corp *	93,520	3,337
Walmart Inc	45,585	3,763

		150,786

Energy — 6.9%
Anadarko Petroleum Corp	112,047	7,821
BP PLC ADR	92,128	4,221
Chevron Corp	172,087	21,390
ConocoPhillips	210,595	14,192
Continental Resources Inc/OK *	46,600	3,138
Devon Energy Corp	75,587	3,142
Energen Corp *	28,700	1,947
EOG Resources Inc	34,848	4,106
Exxon Mobil Corp	188,449	15,310
Halliburton Co	105,092	5,227
Helmerich & Payne Inc (A)	70,900	4,706
Magellan Midstream Partners LP (B)	200,189	13,993
Marathon Oil Corp	129,945	2,785
Marathon Petroleum Corp	315,333	24,921
Occidental Petroleum Corp	78,846	6,639
Phillips 66	72,679	8,466

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Disciplined Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pioneer Natural Resources Co	35,900	$6,932
Royal Dutch Shell ADR, Cl B (A)	57,186	4,136
Schlumberger Ltd	178,675	12,270
Suncor Energy Inc	475,643	18,921
Valero Energy Corp	184,766	22,394
WPX Energy Inc *	107,122	1,951

		208,608

Financials — 15.5%
Affiliated Managers Group Inc	2,900	462
Aflac Inc	63,518	2,862
Allstate Corp/The	149,294	13,956
American Equity Investment Life Holding Co	1,000	35
American Express Co	128,126	12,595
American Financial Group Inc/OH	4,400	484
Ameriprise Financial Inc	56,080	7,774
Assurant Inc	28,811	2,690
AXA Equitable Holdings *(A)	432,260	9,233
Bank of America Corp	1,130,550	32,831
Bank of New York Mellon Corp/The	230,100	12,598
BB&T Corp	22,500	1,181
Berkshire Hathaway Inc, Cl B *	144,860	27,745
BlackRock Inc, Cl A	8,100	4,327
Capital One Financial Corp	267,263	25,123
Chubb Ltd	74,887	9,787
Citigroup Inc	276,911	18,467
Citizens Financial Group Inc	103,617	4,233
CME Group Inc, Cl A	117,875	19,202
Discover Financial Services	199,679	14,748
Donnelley Financial Solutions Inc *	30,000	461
E*TRADE Financial Corp *	78,500	4,973
East West Bancorp Inc	8,442	587
Everest Re Group Ltd	9,460	2,131
Fifth Third Bancorp	20,312	621
Hanover Insurance Group Inc/The	29,000	3,516
Intercontinental Exchange Inc	215,511	15,278
Invesco Ltd	60,857	1,663
JPMorgan Chase & Co	652,432	69,817
KeyCorp	77,587	1,508
Ladder Capital Corp, Cl A	146,300	2,271
Lazard Ltd, Cl A (B)	73,492	3,780
Lincoln National Corp	56,204	3,726
Marsh & McLennan Cos Inc	122,551	9,849
MetLife Inc	208,100	9,571
Moody’s Corp	3,700	631
Morgan Stanley	137,600	6,899
Nasdaq Inc	1,371	126
Navient Corp	26,500	366
Northern Trust Corp	65,223	6,687
Old Republic International Corp	8,500	178
PNC Financial Services Group Inc/The	24,098	3,456
Progressive Corp/The	179,560	11,149

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Raymond James Financial Inc	1,109	$107
S&P Global Inc	66,269	13,088
State Street Corp	46,850	4,503
SunTrust Banks Inc	189,577	12,798
Synchrony Financial	242,539	8,399
Synovus Financial Corp	99,000	5,357
T Rowe Price Group Inc	21,023	2,553
Travelers Cos Inc/The	23,859	3,066
Unum Group	70,991	2,755
US Bancorp	348,399	17,416
Wells Fargo & Co	315,189	17,017
Willis Towers Watson PLC	17,643	2,667

		469,303

Health Care — 13.9%
Abbott Laboratories	472,615	29,080
AbbVie Inc	64,164	6,348
Aetna Inc	7,400	1,303
Agilent Technologies Inc	280,162	17,348
Align Technology Inc *	14,412	4,784
Allergan PLC	5,500	829
AmerisourceBergen Corp	77,518	6,367
Amgen Inc	31,700	5,694
Anthem Inc	17,086	3,783
Baxter International Inc	161,000	11,405
Biogen Inc *	10,707	3,147
Bio-Techne Corp	18,300	2,751
Boston Scientific Corp *	256,945	7,809
Bristol-Myers Squibb Co	237,617	12,503
Bruker Corp	59,100	1,789
Celgene Corp *	212,126	16,690
Centene Corp *	39,005	4,570
Cerner Corp *	87,634	5,230
Cigna Corp	28,764	4,872
Danaher Corp	165,159	16,397
DaVita *	110,450	7,382
DENTSPLY SIRONA Inc	21,000	920
Enanta Pharmaceuticals Inc *	2,600	259
Exact Sciences Corp *(A)	101,130	6,021
Exelixis Inc *	81,122	1,682
Express Scripts Holding Co *	129,634	9,827
Gilead Sciences Inc	302,585	20,394
HCA Healthcare Inc	49,931	5,150
Hill-Rom Holdings Inc	3,400	313
Humana Inc	50,302	14,637
IDEXX Laboratories *	18,100	3,769
Illumina Inc *	27,700	7,547
Intuitive Surgical Inc *	5,604	2,576
Johnson & Johnson	80,235	9,598
Laboratory Corp of America Holdings *	35,690	6,445
McKesson Corp	10,678	1,516
Medtronic PLC	60,414	5,215

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Disciplined Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Merck & Co Inc	475,770	$28,323
Mettler-Toledo International Inc *	9,209	5,072
Perrigo Co PLC	14,100	1,032
Pfizer Inc	387,600	13,926
Quest Diagnostics Inc	9,370	998
Stryker Corp	49,960	8,694
Thermo Fisher Scientific Inc	27,400	5,707
UnitedHealth Group Inc	243,721	58,861
Varian Medical Systems Inc *	992	117
Vertex Pharmaceuticals Inc *	22,705	3,497
Zimmer Biomet Holdings Inc	115,700	12,902
Zoetis Inc, Cl A	202,738	16,969

		422,048

Industrials — 9.5%
3M Co	4,200	828
Alaska Air Group Inc	56,027	3,407
AMETEK Inc	155,565	11,361
Boeing Co/The	42,265	14,884
BWX Technologies Inc	71,300	4,759
Caterpillar Inc	78,261	11,889
CSX Corp	5,211	337
Cummins Inc	43,197	6,151
Deere	1,456	218
Delta Air Lines Inc	151,018	8,163
Dun & Bradstreet Corp/The	14,550	1,787
EMCOR Group Inc	15,300	1,162
Emerson Electric Co	122,416	8,672
Equifax Inc	12,000	1,367
Expeditors International of Washington Inc	51,092	3,805
Fastenal Co (A)	137,120	7,299
FedEx Corp	2,900	722
General Dynamics Corp	10,737	2,166
General Electric Co	544,741	7,670
Global Brass & Copper Holdings Inc	11,100	349
Harris	20,703	3,115
Honeywell International Inc	149,476	22,109
Huntington Ingalls Industries Inc	8,700	1,923
IDEX Corp	35,300	4,895
Illinois Tool Works Inc	78,690	11,308
Ingersoll-Rand PLC	74,546	6,526
Insperity Inc	4,000	368
ITT Inc	10,875	561
Johnson Controls International PLC	2	—
Kansas City Southern	18,572	1,990
L3 Technologies Inc	43,143	8,557
Landstar System Inc	38,300	4,343
Lockheed Martin Corp	83,121	26,145
ManpowerGroup Inc	32,867	2,958
Nielsen Holdings PLC	153,749	4,639
Norfolk Southern Corp	53,080	8,050
Northrop Grumman Corp	16,112	5,273

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Oshkosh Corp	11,385	$828
PACCAR Inc	30,700	1,910
Quanta Services Inc *	11,300	407
Raytheon Co	64,632	13,540
Republic Services Inc, Cl A	89,024	6,003
Robert Half International Inc	49,330	3,141
Southwest Airlines Co	198,407	10,135
Stanley Black & Decker Inc	58,770	8,183
Teledyne Technologies Inc *	18,596	3,746
Union Pacific Corp	72,797	10,392
United Technologies Corp	77,035	9,615
Universal Forest Products Inc	35,900	1,320
Waste Management Inc	19,400	1,605
WESCO International Inc *	79,674	4,729
WW Grainger Inc	8,521	2,633

		287,943

Information Technology — 25.1%
Accenture PLC, Cl A	51,600	8,036
Activision Blizzard Inc	146,176	10,365
Adobe Systems Inc *	75,175	18,740
Advanced Energy Industries Inc *	8,500	557
Akamai Technologies Inc *	76,719	5,783
Alphabet Inc, Cl A *	17,755	19,530
Alphabet Inc, Cl C *	24,861	26,974
Amdocs Ltd	246,119	16,603
Amphenol Corp, Cl A	78,100	6,789
Analog Devices Inc	63,753	6,196
ANSYS Inc *	43,379	7,062
Apple Inc	453,550	84,755
Applied Materials Inc	495,469	25,160
Arrow Electronics Inc *	68,300	5,062
Avnet Inc	64,450	2,457
Booz Allen Hamilton Holding Corp, Cl A	130,600	5,889
Broadcom	29,000	7,310
Cadence Design Systems Inc *	142,646	6,055
CDW Corp/DE	8,000	640
Cisco Systems Inc	673,434	28,762
Citrix Systems Inc	65,127	6,879
Cognizant Technology Solutions Corp, Cl A	165,600	12,478
DXC Technology Co	94,247	8,681
eBay Inc *	241,802	9,121
Electronic Arts Inc *	27,244	3,567
F5 Networks Inc *	7,500	1,298
Facebook Inc, Cl A *	338,714	64,959
First Data Corp, Cl A *	109,150	2,074
FLIR Systems Inc	38,158	2,057
Genpact Ltd	135,600	4,072
Hewlett Packard Enterprise Co	929,262	14,162
HP Inc	661,542	14,574
IAC/InterActiveCorp *	19,722	3,060
Intel Corp	190,881	10,537

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Disciplined Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
International Business Machines Corp	37,357	$5,279
Intuit	41,090	8,284
Keysight Technologies Inc *	58,700	3,448
KLA-Tencor Corp	11,383	1,289
Lam Research Corp	26,936	5,338
Mastercard Inc, Cl A	19,452	3,698
Microchip Technology Inc (A)	54,340	5,292
Micron Technology Inc *	190,527	10,972
Microsoft Corp	1,135,538	112,237
MKS Instruments Inc	23,900	2,682
Motorola Solutions Inc	160,710	17,251
NVIDIA Corp	91,182	22,995
Oracle Corp	668,884	31,250
PayPal Holdings Inc *	173,615	14,249
PTC Inc *	40,400	3,484
ServiceNow Inc *	22,400	3,978
Skyworks Solutions Inc	31,400	3,096
Synopsys Inc *	61,700	5,434
TE Connectivity Ltd	22,199	2,066
Texas Instruments Inc	39,000	4,364
Total System Services Inc	57,700	4,915
Twitter Inc *	67,406	2,339
Versum Materials Inc	65,821	2,631
Visa Inc, Cl A	124,300	16,248
Western Digital Corp	179,531	14,993
Xerox Corp	19,484	530
Xilinx Inc	63,800	4,345

		762,931

Materials — 4.3%
Air Products & Chemicals Inc	117,681	18,995
Avery Dennison Corp	76,728	8,059
Celanese Corp, Cl A	53,600	6,052
Chemours Co/The	88,400	4,331
DowDuPont Inc	283,561	18,179
Eastman Chemical Co	18,783	1,959
Freeport-McMoRan Inc, Cl B	1,022,372	17,278
Ingevity Corp *	5,200	396
Koppers Holdings Inc *	7,300	294
LyondellBasell Industries NV, Cl A	147,343	16,520
Monsanto Co	9,900	1,262
Newmont Mining Corp	68,367	2,662
Nucor Corp	115,767	7,431
PPG Industries Inc	44,614	4,502
Reliance Steel & Aluminum Co	53,556	5,011
Steel Dynamics Inc	79,500	3,930
Vulcan Materials Co	88,559	11,312
Westlake Chemical Corp	8,300	961

		129,134

Real Estate — 2.2%
American Tower Corp, Cl A ‡	17,571	2,431

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Apple Hospitality Inc ‡	23,000	$438
Brixmor Property Group Inc ‡	87,500	1,390
CBRE Group Inc, Cl A *	307,000	14,180
Chesapeake Lodging Trust ‡	800	26
CoreCivic Inc ‡	40,400	869
Crown Castle International Corp ‡	153,770	16,015
DiamondRock Hospitality Co ‡	41,700	531
Equinix Inc ‡	3,533	1,402
Equity LifeStyle Properties Inc ‡	45,901	4,172
Franklin Street Properties Corp ‡	22,900	177
Gaming and Leisure Properties Inc ‡	49,800	1,748
GEO Group Inc/The ‡	79,150	1,963
Host Hotels & Resorts ‡	76,800	1,661
Mid-America Apartment Communities Inc ‡	55,640	5,206
Prologis ‡	28,297	1,821
Public Storage ‡	12,615	2,672
Ryman Hospitality Properties Inc ‡	7,200	604
Simon Property Group Inc ‡	53,741	8,610
Spirit Realty Capital Inc ‡	38,000	333
Weyerhaeuser Co ‡	42,231	1,577

		67,826

Telecommunication Services — 1.8%
AT&T Inc	342,600	11,073
Telephone & Data Systems Inc	56,020	1,431
Verizon Communications Inc	900,951	42,949

		55,453

Utilities — 2.2%
AES Corp/VA	422,800	5,391
Ameren Corp	9,024	534
Avangrid Inc	5,700	303
CenterPoint Energy Inc	40,100	1,048
Consolidated Edison Inc	50,088	3,843
Entergy Corp	4,676	378
Exelon Corp	277,145	11,471
Hawaiian Electric Industries Inc	44,677	1,534
National Grid PLC	926,590	10,274
NextEra Energy Inc	94,338	15,642
NRG Energy Inc	179,400	6,141
PG&E Corp *	64,285	2,785
Public Service Enterprise Group Inc	69,968	3,707
UGI Corp	84,483	4,264
Xcel Energy	2,152	98

		67,413

Total Common Stock (Cost $2,511,692) ($ Thousands)		2,985,607

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Disciplined Equity Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill
1.650%, 06/14/2018 (C)(D)	$ 200	$ 200

Total U.S. Treasury Obligation (Cost $200) ($ Thousands)		200

	Shares

AFFILIATED PARTNERSHIP — 1.8%
SEI Liquidity Fund, L.P.
1.870% **†(E)	54,445,961	54,446

Total Affiliated Partnership (Cost $54,445) ($ Thousands)		54,446

CASH EQUIVALENT — 2.3%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	70,749,904	70,750

Total Cash Equivalent (Cost $70,750) ($ Thousands)		70,750

Total Investments in Securities— 102.5% (Cost $2,637,087) ($ Thousands)		$ 3,111,003

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized (Depreciation) (Thousands)
S&P 500 Index E-MINI	9	Jun-2018	$ 1,255	$1,217	$ (38)

Percentages are based on Net Assets of $3,033,957 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2018.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018 was $53,367 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $17,773 ($ Thousands), or 0.5% of the net assets of the Fund (See Note 2).
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(D)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(E)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $54,446 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Disciplined Equity Fund (Continued)

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,985,607	$–	$–	$2,985,607
U.S. Treasury Obligation	–	200	–	200
Affiliated Partnership	–	54,446	–	54,446
Cash Equivalent	70,750	–	–	70,750

Total Investments in Securities	$3,056,357	$54,646	$–	$3,111,003

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(38)	$—	$—	$(38)

Total Other Financial Instruments	$(38)	$—	$—	$(38)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value at 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2018	Dividend Income
SEI Liquidity Fund, L.P.	$24,078	$342,903	$(312,537)	$—	$2	$54,446	$105
SEI Daily Income Trust, Government Fund, Cl F	190,844	1,225,064	(1,345,158)	—	—	70,750	1,447

Totals	$214,922	$1,567,967	$ (1,657,695)	$—	$2	$125,196	$1,552

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK††† — 98.9%

Consumer Discretionary — 12.9%
Adient PLC (A)	9,126	$486
Advance Auto Parts Inc	6,008	773
Amazon.com Inc *	30,889	50,337
AMC Networks Inc, Cl A *	5,485	314
Aptiv PLC *	19,500	1,901
Aramark	19,100	741
AutoNation Inc *	3,032	138
AutoZone Inc *	1,907	1,238
Bed Bath & Beyond Inc	14,915	271
Best Buy Co Inc	19,547	1,334
Booking Holdings Inc *	3,732	7,870
BorgWarner Inc	17,464	852
Bright Horizons Family Solutions Inc *	5,100	516
Brunswick Corp/DE	5,800	369
Burlington Stores Inc *	5,200	760
Cable One Inc (A)	457	297
CarMax Inc *(A)	12,660	873
Carnival Corp, Cl A	29,700	1,850
Carter’s Inc	3,300	360
CBS Corp, Cl B	24,570	1,238
Charter Communications Inc, Cl A *	13,797	3,602
Chipotle Mexican Grill Inc, Cl A *	2,119	912
Choice Hotels International Inc	3,584	288
Cinemark Holdings Inc	8,100	274
Comcast Corp, Cl A	353,250	11,014
Darden Restaurants Inc	9,522	832
Delphi Technologies PLC	8,033	402
Dick’s Sporting Goods Inc	8,758	321
Discovery Communications Inc, Cl A *(A)	14,500	306
Discovery Communications Inc, Cl C *	19,400	384
DISH Network Corp, Cl A *	18,362	543
Dollar General Corp	20,400	1,785
Dollar Tree Inc *	17,734	1,465
Domino’s Pizza Inc	3,400	855
DR Horton Inc	24,568	1,037
Dunkin’ Brands Group Inc (A)	5,600	359
Expedia Group (A)	8,822	1,068
Extended Stay America Inc	16,600	349
Floor & Decor Holdings Inc, Cl A *(A)	500	23
Foot Locker Inc	8,769	473
Ford Motor Co	305,984	3,534
GameStop Corp, Cl A (A)	10,100	133
Gap Inc/The	15,021	420
Garmin Ltd	7,800	469
GCI Liberty *	8,149	341
General Motors Co	100,600	4,296
Gentex Corp	19,864	477
Genuine Parts Co	11,211	1,018
Goodyear Tire & Rubber Co/The	15,552	380
Graham Holdings Co, Cl B	457	265
H&R Block	19,125	525

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hanesbrands Inc (A)	22,172	$404
Harley-Davidson Inc (A)	14,003	575
Hasbro Inc	9,267	804
Hilton Grand Vacations Inc *	5,170	206
Hilton Worldwide Holdings Inc	17,433	1,407
Home Depot Inc/The	90,015	16,792
Hyatt Hotels Corp, Cl A	2,600	212
International Game Technology PLC	8,400	211
Interpublic Group of Cos Inc/The	27,675	625
John Wiley & Sons Inc, Cl A	4,042	274
Kohl’s Corp	13,419	896
L Brands Inc (A)	17,557	595
Las Vegas Sands Corp	27,893	2,248
Lear Corp	4,700	931
Leggett & Platt Inc (A)	10,212	422
Lennar Corp, Cl A	19,990	1,034
Lennar Corp, Cl B	1,713	71
Liberty Broadband Corp, Cl A *	2,780	190
Liberty Broadband Corp, Cl C *	7,808	538
Liberty Expedia Holdings Inc, Cl A *	5,432	236
Liberty Media Corp-Liberty Formula One, Cl C *(A)	16,100	508
Liberty Media Corp-Liberty SiriusXM, Cl A *	8,320	385
Liberty Media Corp-Liberty SiriusXM, Cl C *	11,740	542
Lions Gate Entertainment Corp, Cl A (A)	4,900	114
Lions Gate Entertainment Corp, Cl B	10,883	238
Live Nation Entertainment Inc *	9,100	388
LKQ Corp *	26,500	842
Lowe’s Cos Inc	63,010	5,987
Lululemon Athletica Inc *	7,500	788
Macy’s Inc	25,930	905
Madison Square Garden Co/The, Cl A *	1,786	468
Marriott International Inc/MD, Cl A	23,894	3,234
Mattel Inc (A)	19,842	308
McDonald’s Corp	60,680	9,709
MGM Resorts International	40,039	1,259
Michael Kors Holdings Ltd *	11,000	631
Michaels Cos Inc/The *	9,500	174
Mohawk Industries Inc *	4,966	1,013
Murphy USA Inc *	3,588	240
Netflix Inc *	31,200	10,970
Newell Brands Inc (A)	36,093	851
News Corp	10,800	167
News Corp, Cl A	25,546	384
NIKE Inc, Cl B	98,668	7,084
Nordstrom Inc	8,512	417
Norwegian Cruise Line Holdings Ltd *	15,600	816
NVR Inc *	264	789
Omnicom Group Inc (A)	17,544	1,265
O’Reilly Automotive Inc *	6,740	1,816
Penske Automotive Group Inc	4,000	193
Polaris Industries Inc (A)	4,100	459

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pool Corp	2,500	$357
PulteGroup Inc	18,945	573
PVH Corp	6,300	1,008
Qurate Retail *	38,430	781
Ralph Lauren Corp, Cl A	3,780	509
Ross Stores Inc	29,376	2,317
Royal Caribbean Cruises Ltd	13,200	1,386
Sally Beauty Holdings Inc *	14,200	215
Service Corp International/US	13,794	506
ServiceMaster Global Holdings Inc *	9,400	537
Signet Jewelers Ltd	4,800	206
Sirius XM Holdings Inc (A)	119,300	847
Six Flags Entertainment Corp (A)	6,200	400
Skechers U.S.A. Inc, Cl A *	8,500	247
Starbucks Corp	103,412	5,860
Tapestry Inc	23,467	1,026
Target Corp	40,385	2,944
TEGNA Inc	22,559	234
Tempur Sealy International Inc *(A)	4,200	194
Tesla Inc *(A)	10,437	2,972
Thor Industries Inc	3,300	306
Tiffany & Co	7,825	1,023
Time Warner Inc	58,479	5,506
TJX Cos Inc/The	47,708	4,309
Toll Brothers Inc	12,451	492
Tractor Supply Co	10,200	758
Tribune Media Co, Cl A	7,200	258
TripAdvisor Inc *(A)	8,767	457
Tupperware Brands Corp	4,800	202
Twenty-First Century Fox Inc, Cl A	81,785	3,153
Twenty-First Century Fox Inc, Cl B	33,100	1,263
Ulta Beauty Inc *	4,552	1,124
Under Armour Inc, Cl A *(A)	18,400	385
Under Armour Inc, Cl C *(A)	18,821	356
Urban Outfitters Inc *	3,820	159
Vail Resorts Inc	2,800	674
VF Corp	23,768	1,929
Viacom Inc, Cl A	1,200	38
Viacom Inc, Cl B	28,869	782
Visteon Corp *	2,400	300
Walt Disney Co/The	114,472	11,387
Wayfair Inc, Cl A *(A)	3,800	351
Wendy’s Co/The (A)	20,075	323
Whirlpool Corp	5,616	813
Williams-Sonoma Inc (A)	5,162	286
Wyndham Worldwide Corp	7,668	832
Wynn Resorts Ltd	6,296	1,234
Yum China Holdings Inc	30,248	1,189
Yum! Brands Inc	26,148	2,127

		257,418

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Consumer Staples — 6.5%
Altria Group Inc	144,840	$8,073
Archer-Daniels-Midland Co	42,379	1,853
Brown-Forman Corp, Cl A	5,000	275
Brown-Forman Corp, Cl B	19,317	1,093
Bunge Ltd	11,000	765
Campbell Soup (A)	13,778	464
Casey’s General Stores Inc (A)	3,800	368
Church & Dwight Co Inc	19,014	893
Clorox Co/The	9,703	1,172
Coca-Cola Co/The	292,840	12,592
Colgate-Palmolive Co	67,450	4,255
Conagra Brands Inc	28,986	1,074
Constellation Brands Inc, Cl A	12,531	2,795
Costco Wholesale Corp	32,981	6,538
Coty Inc, Cl A (A)	39,824	528
CVS Health Corp	76,652	4,859
Dr Pepper Snapple Group Inc	13,900	1,658
Edgewell Personal Care Co *(A)	6,041	264
Energizer Holdings Inc	2,941	179
Estee Lauder Cos Inc/The, Cl A	17,008	2,542
Flowers Foods Inc	16,525	336
General Mills Inc	44,192	1,869
Hain Celestial Group Inc/The *	10,300	263
Herbalife Ltd *	8,200	416
Hershey Co/The	11,298	1,017
Hormel Foods Corp (A)	20,956	752
Ingredion Inc	6,000	668
JM Smucker Co/The (A)	8,011	861
Kellogg Co	18,403	1,185
Kimberly-Clark Corp	27,818	2,806
Kraft Heinz Co/The	47,202	2,713
Kroger Co/The	69,046	1,680
Lamb Weston Holdings Inc	12,462	795
McCormick (A)	9,293	939
Molson Coors Brewing Co, Cl B	14,762	910
Mondelez International Inc, Cl A	110,806	4,351
Monster Beverage Corp *	29,787	1,524
Nu Skin Enterprises Inc, Cl A	3,900	319
PepsiCo Inc	108,752	10,902
Philip Morris International Inc	117,968	9,383
Pilgrim’s Pride Corp *	5,700	111
Pinnacle Foods Inc	8,300	531
Post Holdings Inc *	6,300	484
Procter & Gamble Co/The	192,454	14,082
Rite Aid Corp *(A)	104,400	167
Spectrum Brands Holdings Inc (A)	2,500	199
Sprouts Farmers Market Inc *	13,500	293
Sysco Corp	36,348	2,364
TreeHouse Foods Inc *	5,400	259
Tyson Foods Inc, Cl A	21,265	1,435
US Foods Holding Corp *	13,400	478

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Walgreens Boots Alliance Inc	65,925	$4,113
Walmart Inc	109,079	9,003

		129,448

Energy — 6.1%
Anadarko Petroleum Corp	42,140	2,941
Andeavor	11,646	1,682
Antero Resources Corp *(A)	18,400	352
Apache Corp	30,359	1,214
Apergy *	6,628	286
Baker Hughes a GE Co	30,640	1,060
Cabot Oil & Gas Corp, Cl A	38,600	882
Centennial Resource Development Inc/DE, Cl A *	11,100	195
Cheniere Energy Inc *	15,600	1,039
Chesapeake Energy Corp *(A)	61,266	274
Chevron Corp	144,402	17,949
Cimarex Energy Co	8,100	753
CNX Resources Corp *	23,244	376
Concho Resources Inc *	11,300	1,552
ConocoPhillips	91,976	6,198
CONSOL Energy Inc *	2,905	128
Continental Resources Inc/OK *	5,300	357
Devon Energy Corp	39,113	1,626
Diamondback Energy Inc	8,400	1,014
Energen Corp *	6,237	423
EOG Resources Inc	43,490	5,124
EQT Corp	20,619	1,063
Extraction Oil & Gas Inc *(A)	12,000	203
Exxon Mobil Corp	324,438	26,357
Gulfport Energy Corp *	12,100	134
Halliburton Co	68,036	3,384
Helmerich & Payne Inc (A)	9,750	647
Hess Corp	21,012	1,270
HollyFrontier Corp	12,226	944
Kinder Morgan	145,622	2,429
Kosmos Energy Ltd *	17,200	134
Laredo Petroleum Inc *	14,600	135
Marathon Oil Corp	60,476	1,296
Marathon Petroleum Corp	37,776	2,985
Murphy Oil Corp (A)	15,454	475
Nabors Industries Ltd	26,800	200
National Oilwell Varco Inc	26,780	1,109
Newfield Exploration Co *	12,399	363
Noble Energy Inc	37,624	1,343
Occidental Petroleum Corp	57,454	4,838
Oceaneering International Inc	9,700	231
ONEOK Inc	31,158	2,124
Parsley Energy Inc, Cl A *	21,300	628
Patterson-UTI Energy	13,832	286
PBF Energy Inc, Cl A	9,900	467
Phillips 66	31,688	3,691

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pioneer Natural Resources Co	12,944	$2,499
QEP Resources Inc *	24,346	294
Range Resources Corp (A)	20,614	327
RPC Inc (A)	5,550	91
RSP Permian Inc *	8,200	359
Schlumberger Ltd	105,355	7,235
SM Energy Co	8,800	231
Southwestern Energy Co *	48,976	232
Targa Resources Corp	14,900	725
Transocean Ltd *(A)	33,900	429
Valero Energy Corp	34,336	4,162
Weatherford International PLC *(A)	88,900	301
Whiting Petroleum Corp *	5,337	280
Williams	63,696	1,711
World Fuel Services Corp	7,000	146
WPX Energy Inc *	34,048	620

		121,803

Financials — 14.1%
Affiliated Managers Group Inc	4,420	704
Aflac Inc	59,112	2,664
Alleghany Corp	1,199	684
Allstate Corp/The	26,125	2,442
Ally Financial Inc	29,800	764
American Express Co	54,334	5,341
American Financial Group Inc/OH	6,014	661
American International Group Inc	71,123	3,755
American National Insurance Co	822	98
Ameriprise Financial Inc	12,080	1,675
Annaly Capital Management Inc ‡	79,511	829
Aon PLC	19,144	2,678
Arch Capital Group Ltd *	8,900	698
Arthur J Gallagher & Co	14,804	981
Aspen Insurance Holdings Ltd	5,700	247
Associated Banc-Corp	14,684	405
Assurant Inc	4,993	466
Assured Guaranty Ltd	8,400	298
Athene Holding Ltd, Cl A *	10,100	451
Axis Capital Holdings Ltd	6,600	375
Bank of America Corp	731,163	21,233
Bank of Hawaii Corp (A)	4,082	347
Bank of New York Mellon Corp/The	73,609	4,030
Bank of the Ozarks	11,400	542
BankUnited Inc	9,600	405
BB&T Corp	61,906	3,250
Berkshire Hathaway Inc, Cl B *	147,200	28,193
BGC Partners Inc, Cl A	22,900	262
BlackRock Inc, Cl A	9,385	5,014
BOK Financial Corp	2,475	250
Brighthouse Financial Inc *	7,728	364
Brown & Brown Inc	17,848	496
Capital One Financial Corp	37,925	3,565

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cboe Global Markets Inc	8,700	$849
Charles Schwab Corp/The	89,185	4,960
Chubb Ltd	34,991	4,573
Cincinnati Financial Corp	11,786	818
CIT Group Inc	8,603	430
Citigroup Inc	196,004	13,072
Citizens Financial Group Inc	38,800	1,585
CME Group Inc, Cl A	25,370	4,133
CNA Financial Corp	3,100	146
Comerica Inc	13,753	1,297
Commerce Bancshares Inc/MO	8,614	556
Credit Acceptance Corp *(A)	800	282
Cullen/Frost Bankers Inc	3,568	408
Discover Financial Services	27,189	2,008
E*TRADE Financial Corp *	19,600	1,242
East West Bancorp Inc	11,700	813
Eaton Vance Corp	8,810	474
Erie Indemnity Co, Cl A	2,419	273
Everest Re Group Ltd	2,900	653
FactSet Research Systems Inc (A)	2,800	563
Federated Investors Inc, Cl B	9,658	234
Fifth Third Bancorp	56,082	1,715
First American Financial Corp	6,900	359
First Hawaiian Inc	2,400	70
First Horizon National Corp	21,756	403
First Republic Bank/CA	12,000	1,195
FNB Corp/PA (Pennsylvania)	32,100	425
FNF Group	22,252	822
Franklin Resources Inc	25,749	864
Goldman Sachs Group Inc/The	26,575	6,003
Hanover Insurance Group Inc/The	2,493	302
Hartford Financial Services Group Inc/The	27,010	1,413
Huntington Bancshares	78,334	1,165
Interactive Brokers Group Inc, Cl A	5,600	408
Intercontinental Exchange Inc	42,700	3,027
Invesco Ltd	34,200	934
Jefferies Financial Group	25,606	560
JPMorgan Chase & Co	264,334	28,286
KeyCorp	82,251	1,599
Lazard Ltd MLP, Cl A	10,000	514
Legg Mason Inc	7,781	290
Lincoln National Corp	16,488	1,093
Loews Corp	19,636	960
LPL Financial Holdings Inc	7,900	543
M&T Bank Corp	10,957	1,886
Markel Corp *	1,070	1,174
MarketAxess Holdings Inc	2,500	534
Marsh & McLennan Cos Inc	37,865	3,043
Mercury General Corp	2,396	113
MetLife Inc	71,109	3,270
MFA Financial Inc ‡	33,700	262
Moody’s Corp	12,127	2,069

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Morgan Stanley	98,578	$4,943
Morningstar Inc	1,800	216
MSCI Inc, Cl A	6,600	1,073
Nasdaq Inc	9,300	854
Navient Corp	25,914	358
New York Community Bancorp Inc (A)	32,272	374
Northern Trust Corp	16,505	1,692
Old Republic International Corp	23,390	491
OneMain Holdings Inc, Cl A *	4,700	153
PacWest Bancorp	8,200	435
People’s United Financial Inc	31,534	581
Pinnacle Financial Partners Inc	4,100	275
PNC Financial Services Group Inc/The	37,022	5,309
Popular Inc	5,853	265
Principal Financial Group Inc	20,108	1,122
ProAssurance Corp	5,500	211
Progressive Corp/The	44,480	2,762
Prosperity Bancshares Inc (A)	3,900	283
Prudential Financial Inc	31,563	3,057
Raymond James Financial Inc	10,721	1,035
Regions Financial Corp	81,587	1,488
Reinsurance Group of America Inc, Cl A	4,999	747
RenaissanceRe Holdings Ltd	2,600	319
S&P Global Inc	18,956	3,744
Santander Consumer USA Holdings Inc	11,600	208
SEI Investments Co	10,042	641
Signature Bank/New York NY *	3,900	497
SLM Corp *	25,914	296
Starwood Property Trust Inc ‡	23,500	510
State Street Corp	29,379	2,824
SunTrust Banks Inc	37,146	2,508
SVB Financial Group *	4,300	1,342
Synchrony Financial	60,918	2,110
Synovus Financial Corp	7,896	427
T Rowe Price Group Inc	18,230	2,214
TCF Financial Corp	15,001	395
TD Ameritrade Holding Corp	23,845	1,412
TFS Financial Corp	6,200	99
Torchmark Corp	8,287	703
Travelers Cos Inc/The	20,075	2,580
Two Harbors Investment Corp ‡	15,900	247
Unum Group	17,305	672
US Bancorp	117,697	5,884
Validus Holdings Ltd	4,926	334
VICI Properties ‡	22,000	426
Voya Financial Inc	12,900	670
Webster Financial Corp	5,600	359
Wells Fargo & Co	338,066	18,252
Western Alliance Bancorp *	9,200	554
White Mountains Insurance Group Ltd	79	71
Willis Towers Watson PLC	9,700	1,466
WR Berkley Corp	8,114	621

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
XL Group Ltd	18,000	$1,000
Zions Bancorporation	14,402	789

		280,735

Health Care — 12.8%
Abbott Laboratories	128,237	7,890
AbbVie Inc	121,361	12,007
ABIOMED Inc *	3,100	1,182
Acadia Healthcare *(A)	7,100	285
ACADIA Pharmaceuticals *	8,900	161
Aetna Inc	23,935	4,216
Agilent Technologies Inc	24,764	1,533
Agios Pharmaceuticals Inc *(A)	3,700	346
Akorn Inc *	8,700	122
Alexion Pharmaceuticals Inc *	16,800	1,951
Align Technology Inc *	6,400	2,124
Alkermes PLC *(A)	13,000	614
Allergan PLC	26,216	3,953
Alnylam Pharmaceuticals Inc *	7,600	756
AmerisourceBergen Corp	13,024	1,070
Amgen Inc	54,758	9,836
Anthem Inc	20,131	4,457
athenahealth Inc *	2,400	361
Baxter International Inc	38,915	2,757
Becton Dickinson and Co	20,370	4,514
Biogen Inc *	15,900	4,674
BioMarin Pharmaceutical Inc *	13,700	1,238
Bio-Rad Laboratories Inc, Cl A *	1,800	517
Bio-Techne Corp	3,441	517
Boston Scientific Corp *	107,239	3,259
Bristol-Myers Squibb Co	124,659	6,560
Brookdale Senior Living Inc, Cl A *	19,000	150
Bruker Corp	9,400	285
Cardinal Health Inc	24,229	1,262
Celgene Corp *	58,560	4,608
Centene Corp *	13,628	1,597
Cerner Corp *	20,396	1,217
Charles River Laboratories International Inc *	4,443	478
Cigna Corp	17,555	2,973
Cooper Cos Inc/The	3,804	861
Danaher Corp	46,102	4,577
DaVita *	9,985	667
DENTSPLY SIRONA Inc	19,166	840
DexCom Inc *(A)	5,500	484
Edwards Lifesciences Corp *	15,328	2,105
Eli Lilly & Co	73,861	6,281
Endo International PLC *	20,397	128
Envision Healthcare Corp *	11,679	501
Exelixis Inc *	22,300	462
Express Scripts Holding Co *	44,536	3,376
Gilead Sciences Inc	98,434	6,634

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
HCA Healthcare Inc	21,500	$2,218
Henry Schein Inc *(A)	11,468	794
Hill-Rom Holdings Inc	4,124	379
Hologic Inc *	20,300	769
Humana Inc	10,475	3,048
IDEXX Laboratories *	6,904	1,438
Illumina Inc *	11,405	3,107
Incyte Corp *	14,900	1,017
Intercept Pharmaceuticals Inc *	1,700	119
Intrexon Corp *(A)	6,000	99
Intuitive Surgical Inc *	8,271	3,802
Ionis Pharmaceuticals Inc *(A)	8,300	387
IQVIA Holdings Inc *	12,013	1,188
Johnson & Johnson	206,309	24,679
Laboratory Corp of America Holdings *	7,590	1,371
LifePoint Health Inc *	3,976	210
Mallinckrodt PLC *	10,712	181
McKesson Corp	16,566	2,351
MEDNAX Inc *	5,500	252
Medtronic PLC	103,026	8,893
Merck & Co Inc	208,643	12,421
Mettler-Toledo International Inc *	1,736	956
Mylan NV *	39,419	1,516
Neurocrine Biosciences Inc *	6,000	578
OPKO Health Inc *(A)	32,400	126
Patterson Cos Inc (A)	8,683	182
PerkinElmer Inc	8,734	649
Perrigo Co PLC	9,300	680
Pfizer Inc	451,522	16,223
Premier Inc, Cl A *	5,000	163
QIAGEN NV *	16,040	582
Quest Diagnostics Inc	10,744	1,145
Regeneron Pharmaceuticals Inc *	5,700	1,712
ResMed Inc	11,482	1,180
Seattle Genetics Inc *(A)	9,900	599
STERIS PLC	6,000	623
Stryker Corp	25,504	4,438
Teleflex Inc	3,540	946
TESARO Inc *(A)	3,700	169
Thermo Fisher Scientific Inc	30,125	6,274
United Therapeutics Corp *	4,300	458
UnitedHealth Group Inc	73,220	17,683
Universal Health Services Inc, Cl B	6,676	768
Varian Medical Systems Inc *	7,530	888
Veeva Systems Inc, Cl A *	7,400	572
Vertex Pharmaceuticals Inc *	19,800	3,049
Waters Corp *	5,446	1,049
WellCare Health Plans Inc *	3,400	754
West Pharmaceutical Services Inc	4,700	437
Zimmer Biomet Holdings Inc	15,525	1,731

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zoetis Inc, Cl A	38,544	$3,226

		254,465

Industrials — 10.1%
3M Co	44,033	8,685
Acuity Brands Inc	3,300	390
AECOM *	15,216	502
AGCO Corp	3,700	235
Air Lease Corp, Cl A	5,300	235
Alaska Air Group Inc	8,400	511
Allegion PLC	7,966	609
Allison Transmission Holdings Inc, Cl A	8,600	355
AMERCO	600	194
American Airlines Group Inc	33,300	1,450
AMETEK Inc	17,828	1,302
AO Smith Corp	10,300	650
Arconic Inc	32,167	568
Armstrong World Industries Inc *	4,100	248
Boeing Co/The	42,491	14,964
BWX Technologies Inc	7,150	477
Carlisle Cos Inc	4,866	523
Caterpillar Inc	42,988	6,530
CH Robinson Worldwide Inc (A)	10,386	904
Cintas Corp	7,257	1,323
Clean Harbors Inc *	5,000	265
Colfax Corp *	8,100	248
Copa Holdings SA, Cl A	3,000	332
Copart Inc *	14,636	802
CoStar Group Inc *	2,800	1,067
Crane Co	4,700	391
CSX Corp	63,896	4,131
Cummins Inc	12,312	1,753
Deere	24,819	3,711
Delta Air Lines Inc	51,200	2,767
Donaldson Co Inc	8,844	417
Dover Corp (A)	13,257	1,024
Dun & Bradstreet Corp/The	2,056	252
Eaton Corp PLC	35,016	2,681
Emerson Electric Co	47,210	3,344
Equifax Inc	8,656	986
Expeditors International of Washington Inc	12,948	964
Fastenal Co (A)	20,324	1,082
FedEx Corp	18,644	4,645
Flowserve Corp (A)	8,100	335
Fluor Corp	10,208	498
Fortive Corp	23,601	1,716
Fortune Brands Home & Security Inc	12,320	692
Gardner Denver Holdings Inc *	5,600	184
General Dynamics Corp	19,172	3,867
General Electric Co	660,606	9,301
Genesee & Wyoming Inc, Cl A *	5,700	445
Graco Inc	11,472	521

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Harris	8,454	$1,272
HD Supply Holdings Inc *	16,700	680
HEICO Corp (A)	2,968	273
HEICO Corp, Cl A	5,937	451
Hexcel Corp	5,600	397
Honeywell International Inc	56,990	8,429
Hubbell Inc, Cl B	3,792	408
Huntington Ingalls Industries Inc	3,237	716
IDEX Corp	5,493	762
IHS Markit *	29,100	1,434
Illinois Tool Works Inc	24,080	3,460
Ingersoll-Rand PLC	20,300	1,777
ITT Inc	5,051	261
Jacobs Engineering Group Inc	10,184	660
JB Hunt Transport Services Inc	7,352	942
JetBlue Airways Corp *	22,200	419
Johnson Controls International PLC	73,266	2,459
Kansas City Southern	8,800	943
KAR Auction Services Inc	9,900	522
Kirby Corp *	5,200	472
L3 Technologies Inc	5,577	1,106
Landstar System Inc	2,365	268
Lennox International Inc	2,900	590
Lincoln Electric Holdings Inc	3,600	323
Lockheed Martin Corp	19,273	6,062
Macquarie Infrastructure Corp (A)	7,500	290
ManpowerGroup Inc	5,284	476
Masco Corp	24,579	916
Middleby Corp/The *(A)	4,100	408
MSC Industrial Direct Co Inc, Cl A	2,720	250
Nielsen Holdings PLC	30,900	932
Nordson Corp	4,400	553
Norfolk Southern Corp	21,133	3,205
Northrop Grumman Corp	12,078	3,952
nVent Electric *	13,573	368
Old Dominion Freight Line Inc	4,100	639
Orbital ATK Inc	4,436	593
Oshkosh Corp	6,359	463
Owens Corning	7,900	499
PACCAR Inc	27,970	1,741
Parker-Hannifin Corp	10,204	1,744
Pentair PLC	13,573	592
Pitney Bowes Inc	18,085	161
Quanta Services Inc *	14,100	508
Raytheon Co	21,868	4,581
Regal Beloit Corp	4,000	318
Republic Services Inc, Cl A	18,142	1,223
Robert Half International Inc	9,476	603
Rockwell Automation Inc	9,904	1,737
Rockwell Collins Inc	12,762	1,755
Rollins Inc	8,850	440
Roper Technologies Inc	7,600	2,096

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ryder System Inc	2,706	$181
Sensata Technologies Holding *	12,900	659
Snap-on Inc (A)	4,491	664
Southwest Airlines Co	42,920	2,192
Spirit AeroSystems Holdings Inc, Cl A	8,900	754
Spirit Airlines Inc *(A)	7,500	275
Stanley Black & Decker Inc	11,793	1,642
Stericycle Inc *	6,326	402
Teledyne Technologies Inc *	2,400	483
Terex Corp	5,148	204
Textron Inc	19,422	1,293
Timken Co/The	6,769	320
Toro Co/The	9,740	565
TransDigm Group Inc	3,393	1,134
TransUnion	12,800	878
Trinity Industries Inc	14,400	497
Union Pacific Corp	59,832	8,542
United Continental Holdings Inc *	20,400	1,420
United Parcel Service Inc, Cl B	52,141	6,055
United Rentals Inc *	6,600	1,053
United Technologies Corp	56,490	7,051
Univar Inc *	10,400	284
USG Corp *	8,800	365
Valmont Industries Inc	2,100	307
Verisk Analytics Inc, Cl A *	11,000	1,169
WABCO Holdings Inc *	4,024	487
Wabtec Corp/DE (A)	6,000	585
Waste Management Inc	33,994	2,812
Watsco Inc	2,700	497
Welbilt Inc *	13,500	263
WESCO International Inc *	5,000	297
WW Grainger Inc (A)	3,587	1,108
XPO Logistics Inc *	8,700	916
Xylem	15,002	1,056

		201,615

Information Technology — 25.1%
Accenture PLC, Cl A	47,000	7,320
Activision Blizzard Inc	55,356	3,925
Adobe Systems Inc *	37,502	9,348
Advanced Micro Devices Inc *(A)	65,900	905
Akamai Technologies Inc *	12,018	906
Alliance Data Systems Corp	4,012	846
Alphabet Inc, Cl A *	22,729	25,002
Alphabet Inc, Cl C *	23,099	25,062
Amdocs Ltd	11,800	796
Amphenol Corp, Cl A	23,184	2,015
Analog Devices Inc	28,579	2,777
ANSYS Inc *	5,900	961
Apple Inc	389,425	72,772
Applied Materials Inc	78,955	4,009
Arista Networks Inc *	3,700	931

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ARRIS International PLC *	11,000	$278
Arrow Electronics Inc *	6,189	459
Atlassian Corp PLC, Cl A *	7,400	472
Autodesk Inc *	16,037	2,070
Automatic Data Processing Inc	33,592	4,368
Avnet Inc	7,710	294
Black Knight Inc *	10,000	506
Booz Allen Hamilton Holding Corp, Cl A	11,300	509
Broadcom	30,632	7,721
Broadridge Financial Solutions Inc	9,673	1,117
CA Inc	22,338	798
Cadence Design Systems Inc *	20,163	856
Cavium Inc *	4,000	334
CDK Global Inc	10,997	708
CDW Corp/DE	12,600	1,009
Cisco Systems Inc	378,327	16,158
Citrix Systems Inc *	10,987	1,160
Cognex Corp	11,800	539
Cognizant Technology Solutions Corp, Cl A	46,076	3,472
Coherent Inc *	2,400	401
CommScope Holding Co Inc *	13,300	390
Conduent Inc *	14,439	278
CoreLogic Inc/United States *	4,584	240
Corning Inc	61,858	1,681
Cypress Semiconductor Corp	29,700	489
Dell Technologies Inc, Cl V *	14,112	1,138
Dolby Laboratories Inc, Cl A	5,343	336
DXC Technology Co	21,936	2,021
eBay Inc *	70,011	2,641
EchoStar Corp, Cl A *	4,932	232
Electronic Arts Inc *	23,165	3,033
Euronet Worldwide Inc *	4,900	411
F5 Networks Inc *	5,038	872
Facebook Inc, Cl A *	181,100	34,731
Fidelity National Information Services Inc	25,590	2,616
FireEye Inc *	15,800	264
First Data Corp, Cl A *	36,300	690
First Solar Inc *	5,100	345
Fiserv Inc *	32,076	2,329
FleetCor Technologies Inc *	6,800	1,356
FLIR Systems Inc	9,400	507
Fortinet Inc *	12,300	752
Gartner Inc *	6,300	836
Genpact Ltd	9,000	270
Global Payments Inc	11,968	1,330
GoDaddy Inc, Cl A *	8,400	601
Guidewire Software Inc *	4,800	446
Hewlett Packard Enterprise Co	126,070	1,921
HP Inc	131,170	2,890
IAC/InterActiveCorp *	5,232	812
Intel Corp	360,258	19,886
International Business Machines Corp	64,298	9,086

SEI Institutional Investments Trust / Annual Report / May 31, 2018	7

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Intuit	19,052	$3,841
IPG Photonics Corp *	2,700	651
Jabil	10,374	293
Jack Henry & Associates Inc	5,300	663
Juniper Networks Inc	30,225	805
Keysight Technologies Inc *	13,132	771
KLA-Tencor Corp	12,309	1,394
Lam Research Corp (A)	12,352	2,448
Leidos Holdings Inc	10,173	611
LogMeIn Inc	3,500	378
Manhattan Associates Inc *	7,000	305
Marvell Technology Group Ltd	33,700	726
Mastercard Inc, Cl A	70,700	13,441
Match Group Inc *(A)	3,400	140
Maxim Integrated Products Inc	20,500	1,202
Microchip Technology Inc (A)	17,415	1,696
Micron Technology Inc *	82,116	4,729
Microsoft Corp	575,100	56,843
Motorola Solutions Inc	12,214	1,311
National Instruments Corp	6,604	275
NCR Corp *	12,089	364
NetApp Inc	21,655	1,479
Nuance Communications Inc *	21,700	293
NVIDIA Corp	44,056	11,110
NXP Semiconductors NV *	29,400	3,352
ON Semiconductor Corp *	30,100	756
Oracle Corp	221,820	10,363
Palo Alto Networks Inc *	6,700	1,394
Pandora Media Inc *	23,100	167
Paychex Inc	24,607	1,614
PayPal Holdings Inc *	85,711	7,034
PTC Inc *	8,300	716
Qorvo Inc *	10,400	835
QUALCOMM Inc	111,759	6,495
Red Hat Inc *	13,727	2,230
Sabre Corp	20,400	500
salesforce.com Inc *	52,052	6,732
ServiceNow Inc *	12,500	2,220
Skyworks Solutions Inc	13,000	1,282
Splunk Inc *	10,300	1,141
Square Inc, Cl A *	17,700	1,031
SS&C Technologies Holdings Inc	14,700	748
Symantec Corp	50,748	1,055
Synopsys Inc *	10,182	897
Tableau Software Inc, Cl A *	5,700	564
Take-Two Interactive Software Inc *	8,700	975
Teradata Corp *	7,889	315
Teradyne Inc	15,763	598
Texas Instruments Inc	74,908	8,383
Total System Services Inc	14,291	1,217
Trimble Inc *	20,628	682
Twitter Inc *	53,260	1,848

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tyler Technologies Inc *	2,300	$533
Ultimate Software Group Inc/The *	1,900	498
Universal Display Corp (A)	3,100	307
VeriSign *	6,285	820
Versum Materials Inc	9,747	390
Visa Inc, Cl A	139,000	18,170
VMware Inc, Cl A *(A)	5,400	742
Western Digital Corp	22,896	1,912
Western Union Co/The	38,628	768
WEX Inc *	2,600	457
Workday Inc, Cl A *	10,700	1,401
Worldpay Inc, Cl A *	22,053	1,753
Xerox Corp	21,199	576
Xilinx Inc	19,957	1,359
Zebra Technologies Corp, Cl A *	3,425	526
Zillow Group Inc *(A)	6,686	390
Zillow Group Inc, Cl A *	5,543	323
Zynga Inc, Cl A *	77,500	341

		498,413

Materials — 3.2%
Air Products & Chemicals Inc	16,494	2,662
Albemarle Corp (A)	9,473	885
Alcoa Corp *	14,788	711
AptarGroup Inc	4,700	434
Ashland Global Holdings Inc	4,776	371
Avery Dennison Corp	6,410	673
Axalta Coating Systems Ltd *	14,700	457
Ball Corp	29,200	1,079
Bemis Co Inc	9,174	388
Berry Global Group Inc *	11,900	575
Cabot Corp	6,173	372
Celanese Corp, Cl A	10,083	1,139
CF Industries Holdings Inc	18,330	754
Chemours Co/The	12,700	622
Crown Holdings Inc *	9,651	418
Domtar Corp	6,100	293
DowDuPont Inc	177,629	11,388
Eagle Materials Inc	4,500	488
Eastman Chemical Co	11,428	1,192
Ecolab Inc	20,008	2,853
FMC Corp	9,720	846
Freeport-McMoRan Inc, Cl B	104,624	1,768
Graphic Packaging Holding Co	26,100	378
Huntsman Corp	12,629	404
International Flavors & Fragrances Inc	5,791	707
International Paper Co	31,755	1,699
LyondellBasell Industries NV, Cl A	25,400	2,848
Martin Marietta Materials Inc	4,663	1,039
Monsanto Co	32,850	4,187
Mosaic	26,978	742
NewMarket Corp	700	269

8	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Newmont Mining Corp	39,533	$1,539
Nucor Corp	24,490	1,572
Olin Corp	12,700	411
Owens-Illinois Inc *	16,591	309
Packaging Corp of America	7,599	893
Platform Specialty Products Corp *	16,800	203
PPG Industries Inc	19,146	1,932
Praxair Inc	22,425	3,504
Reliance Steel & Aluminum Co	4,800	449
Royal Gold Inc	4,300	386
RPM International Inc	11,169	553
Scotts Miracle-Gro Co/The, Cl A (A)	3,206	273
Sealed Air Corp (A)	13,868	604
Sherwin-Williams Co/The	6,437	2,441
Silgan Holdings Inc	8,608	234
Sonoco Products Co	5,746	294
Southern Copper Corp (A)	8,268	404
Steel Dynamics Inc	16,600	821
Tahoe Resources Inc	29,300	153
United States Steel Corp	15,883	586
Valvoline Inc	17,504	358
Vulcan Materials Co	9,657	1,234
Westlake Chemical Corp	2,000	231
WestRock Co	17,645	1,039
WR Grace & Co	4,300	308

		63,372

Real Estate — 3.6%
AGNC Investment Corp ‡	34,059	641
Alexandria Real Estate Equities Inc ‡(A)	7,700	962
American Campus Communities Inc ‡	13,000	521
American Homes 4 Rent, Cl A ‡	17,200	343
American Tower Corp, Cl A ‡	33,022	4,569
Apartment Investment & Management Co, Cl A ‡	9,999	408
Apple Hospitality Inc ‡	16,700	318
AvalonBay Communities Inc ‡	10,541	1,745
Boston Properties Inc ‡	10,984	1,338
Brandywine Realty Trust ‡	15,500	252
Brixmor Property Group Inc ‡	17,300	275
Camden Property Trust ‡	6,047	532
CBRE Group Inc, Cl A *	24,317	1,123
Chimera Investment Corp ‡	18,880	348
Colony NorthStar Inc, Cl A ‡(A)	54,523	321
Columbia Property Trust Inc ‡	11,800	261
CoreCivic Inc ‡	10,240	220
CoreSite Realty Corp ‡	3,400	361
Corporate Office Properties Trust ‡	9,800	273
Crown Castle International Corp ‡	31,596	3,291
CubeSmart ‡	17,400	531
CyrusOne Inc ‡	6,900	382
DCT Industrial Trust Inc ‡	8,800	573

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
DDR ‡	15,400	$234
Digital Realty Trust Inc ‡	15,596	1,676
Douglas Emmett Inc ‡	14,300	550
Duke Realty Corp ‡	26,309	740
Empire State Realty Trust Inc, Cl A ‡	12,600	214
EPR Properties ‡	6,200	381
Equinix Inc ‡	6,042	2,398
Equity Commonwealth *‡	11,525	359
Equity LifeStyle Properties Inc ‡	6,500	591
Equity Residential ‡	27,177	1,739
Essex Property Trust Inc ‡	5,254	1,256
Extra Space Storage Inc ‡	9,900	953
Federal Realty Investment Trust ‡	5,196	618
Forest City Realty Trust Inc, Cl A ‡	22,742	463
Gaming and Leisure Properties Inc ‡	18,491	649
GGP Inc ‡	45,653	926
HCP Inc ‡	39,774	953
Healthcare Trust of America Inc, Cl A ‡	19,600	503
Highwoods Properties Inc ‡	9,400	450
Hospitality Properties Trust ‡	9,166	265
Host Hotels & Resorts ‡	57,140	1,236
Howard Hughes Corp/The *	2,773	350
Hudson Pacific Properties Inc ‡	12,000	425
Invitation Homes Inc ‡(A)	26,500	583
Iron Mountain Inc ‡	19,503	649
JBG SMITH Properties ‡	8,518	314
Jones Lang LaSalle Inc	3,300	540
Kilroy Realty Corp ‡	7,500	571
Kimco Realty Corp ‡	31,944	494
Lamar Advertising Co, Cl A ‡	6,440	446
Liberty Property Trust ‡	9,206	407
Life Storage Inc ‡	4,500	416
Macerich ‡	10,611	590
Medical Properties Trust Inc ‡	20,800	282
Mid-America Apartment Communities Inc ‡	9,050	847
National Retail Properties Inc ‡	14,000	580
New Residential Investment Corp ‡	30,700	549
Omega Healthcare Investors Inc ‡	18,400	564
Outfront Media Inc ‡	12,680	252
Paramount Group Inc ‡	18,400	276
Park Hotels & Resorts Inc ‡	11,188	360
Piedmont Office Realty Trust Inc, Cl A ‡	14,600	281
Prologis ‡	40,418	2,601
Public Storage ‡	11,168	2,366
Rayonier Inc ‡	11,704	455
Realogy Holdings Corp (A)	6,900	164
Realty Income Corp ‡	21,000	1,119
Regency Centers Corp ‡(A)	12,758	741
Retail Properties of America Inc, Cl A ‡	24,300	298
SBA Communications Corp, Cl A *‡	8,800	1,391
Senior Housing Properties Trust ‡	23,600	417
Simon Property Group Inc ‡	24,481	3,922

SEI Institutional Investments Trust / Annual Report / May 31, 2018	9

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SL Green Realty Corp ‡	7,868	$767
Spirit Realty Capital Inc ‡	47,100	413
STORE Capital Corp ‡	14,800	397
Sun Communities Inc ‡	6,100	590
Tanger Factory Outlet Centers Inc ‡(A)	9,600	206
Taubman Centers Inc ‡(A)	5,800	317
UDR Inc ‡	22,793	831
Uniti Group Inc ‡	12,529	263
Ventas Inc ‡	26,292	1,437
VEREIT Inc ‡	68,100	488
Vornado Realty Trust ‡	12,536	874
Weingarten Realty Investors ‡	11,267	330
Welltower Inc ‡	29,583	1,705
Weyerhaeuser Co ‡	54,546	2,036
WP Carey Inc ‡(A)	7,100	477

		71,123

Telecommunication Services — 1.7%
AT&T Inc	469,451	15,173
CenturyLink Inc	76,706	1,397
Sprint Corp *(A)	46,115	237
Telephone & Data Systems Inc	9,880	252
T-Mobile US Inc *	22,600	1,259
United States Cellular Corp *	831	30
Verizon Communications Inc	314,476	14,991
Zayo Group Holdings Inc *	16,400	571

		33,910

Utilities — 2.8%(B)
AES Corp/VA	48,424	617
Alliant Energy Corp	18,452	764
Ameren Corp	17,990	1,065
American Electric Power Co Inc	37,850	2,572
American Water Works Co Inc	13,900	1,156
Aqua America Inc	12,046	418
Atmos Energy Corp	8,791	784
Avangrid Inc	5,594	297
CenterPoint Energy Inc	36,415	952
CMS Energy	23,642	1,091
Consolidated Edison Inc	23,916	1,835
Dominion Energy Inc	50,612	3,249
DTE Energy Co	14,364	1,471
Duke Energy Corp	52,516	4,052
Edison International	24,179	1,503
Entergy Corp	12,498	1,011
Eversource Energy	22,608	1,290
Exelon Corp	74,176	3,070
FirstEnergy Corp	31,127	1,071
Great Plains Energy Inc	17,471	593
Hawaiian Electric Industries Inc	11,046	379
MDU Resources Group Inc	15,621	434
National Fuel Gas Co	7,089	373

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NextEra Energy Inc	35,273	$5,849
NiSource Inc	23,521	595
NRG Energy Inc	24,200	828
OGE Energy Corp	13,436	471
PG&E Corp	41,518	1,799
Pinnacle West Capital Corp	9,492	756
PPL Corp	52,326	1,430
Public Service Enterprise Group Inc	39,052	2,069
SCANA Corp	13,010	472
Sempra Energy	18,323	1,952
Southern Co/The	78,403	3,520
UGI Corp	14,725	743
Vectren Corp	5,091	360
Vistra Energy *	24,200	594
WEC Energy Group Inc	23,257	1,469
Westar Energy Inc, Cl A	9,700	550
Xcel Energy	38,981	1,774

		55,278
Total Common Stock (Cost $803,760) ($ Thousands)		1,967,580

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
1.633%, 06/07/2018 (C)	$2,000	1,999

Total U.S. Treasury Obligation (Cost $2,000) ($ Thousands)		1,999

	Shares

AFFILIATED PARTNERSHIP — 2.2%
SEI Liquidity Fund, L.P.
1.870% **†(D)	44,401,031	44,400

Total Affiliated Partnership (Cost $44,401) ($ Thousands)		44,400

10	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	11,571,145	$11,571

Total Cash Equivalent (Cost $11,571) ($ Thousands)		11,571

Total Investments in Securities— 101.8% (Cost $861,732) ($ Thousands)		$2,025,550

SEI Institutional Investments Trust / Annual Report / May 31, 2018	11

SCHEDULE OF INVESTMENTS

May 31, 2018

Large Cap Index Fund (Continued)

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
S&P 500 Index E-MINI	141	Jun-2018	$19,347	$19,074	$(273)
S&P Mid Cap 400 Index E-MINI	10	Jun-2018	1,955	1,947	(8)
			$21,302	$21,021	$(281)

Percentages are based on Net Assets of $1,989,617 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2018.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
†††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018 was $42,866 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $3,249 ($ Thousands), or 0.2% of Net Assets (See Note 2).
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $44,400 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,967,580	$–	$–	$1,967,580
U.S. Treasury Obligation	–	1,999	–	1,999
Affiliated Partnership	–	44,400	–	44,400
Cash Equivalent	11,571	–	–	11,571

Total Investments in Securities	$1,979,151	$46,399	$–	$2,025,550

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(281)	$—	$—	$(281)

Total Other Financial Instruments	$(281)	$—	$—	$(281)

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the period ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation	Value 5/31/2018	Dividend Income
SEI Investment Co.	$ 653	$ —	$ (225)	$ 128	$ 85	$ 641	$ 8
SEI Liquidity Fund, L.P.	71,366	229,496	(256,460)	(2)	—	44,400	148
SEI Daily Income Trust, Government Fund, CI F	24,891	314,369	(327,689)	—	—	11,571	337
Totals	$ 96,910	$ 543,865	$ (584,374)	$ 126	$ 85	$ 56,612	$ 493

The accompanying notes are an integral part of the financial statements.

12	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS (Unaudited)

May 31, 2018

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK ††— 97.6%

Consumer Discretionary — 12.6%
Advance Auto Parts Inc	13,700	$1,762
Amazon.com Inc *	72,460	118,082
AutoZone Inc *	4,945	3,211
Best Buy Co Inc	46,287	3,159
Booking Holdings Inc *	8,784	18,525
BorgWarner Inc	34,800	1,698
CarMax Inc *(A)	32,800	2,261
Carnival Corp, Cl A	74,100	4,615
CBS Corp, Cl B	62,837	3,165
Charter Communications Inc, Cl A *	33,400	8,719
Chipotle Mexican Grill Inc, Cl A *	4,320	1,858
Comcast Corp, Cl A	834,348	26,015
Darden Restaurants Inc	21,795	1,905
Delphi Automotive	48,400	4,719
Discovery Communications Inc, Cl A *(A)	29,800	628
Discovery Communications Inc, Cl C *	64,045	1,266
DISH Network Corp, Cl A *	43,000	1,271
Dollar General Corp	47,000	4,112
Dollar Tree Inc *	43,169	3,565
DR Horton Inc	60,691	2,562
Expedia Group (A)	22,195	2,686
Foot Locker Inc	23,000	1,241
Ford Motor Co	699,943	8,084
Gap Inc/The	40,600	1,136
Garmin Ltd	20,995	1,262
General Motors Co	226,587	9,675
Genuine Parts Co (A)	26,000	2,361
Goodyear Tire & Rubber Co/The	45,900	1,121
H&R Block	38,291	1,051
Hanesbrands Inc (A)	67,800	1,236
Harley-Davidson Inc (A)	32,200	1,323
Hasbro Inc	19,895	1,726
Hilton Worldwide Holdings Inc	51,600	4,165
Home Depot Inc/The	210,287	39,229
Interpublic Group of Cos Inc/The	72,500	1,638
Kohl’s Corp	31,391	2,095
L Brands Inc	43,100	1,462
Leggett & Platt Inc (A)	24,595	1,016
Lennar Corp, Cl A	49,591	2,566
LKQ Corp *	58,300	1,852
Lowe’s Cos Inc	149,187	14,174
Macy’s Inc	56,600	1,976
Marriott International Inc/MD, Cl A	53,836	7,287
Mattel Inc *(A)	62,887	976
McDonald’s Corp	143,487	22,959
MGM Resorts International	92,800	2,919
Michael Kors Holdings Ltd *	28,400	1,630
Mohawk Industries Inc *	11,200	2,285
Netflix Inc *	78,079	27,453
Newell Brands Inc (A)	90,690	2,138
News Corp	23,200	358

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
News Corp, Cl A	70,883	$1,065
NIKE Inc, Cl B	233,382	16,757
Nordstrom Inc	21,895	1,074
Norwegian Cruise Line Holdings Ltd *	37,400	1,958
Omnicom Group Inc (A)	41,900	3,020
O’Reilly Automotive Inc *	15,200	4,095
PulteGroup Inc	46,183	1,397
PVH Corp	13,600	2,176
Ralph Lauren Corp, Cl A	9,695	1,305
Ross Stores Inc	69,700	5,498
Royal Caribbean Cruises Ltd	31,100	3,265
Starbucks Corp	252,682	14,319
Tapestry Inc	51,791	2,264
Target Corp	97,391	7,099
Tiffany & Co	18,095	2,366
Time Warner Inc	140,187	13,200
TJX Cos Inc/The	113,491	10,250
Tractor Supply Co	22,000	1,635
TripAdvisor Inc *(A)	19,995	1,043
Twenty-First Century Fox Inc, Cl A	188,974	7,285
Twenty-First Century Fox Inc, Cl B	79,800	3,046
Ulta Beauty Inc *	10,500	2,593
Under Armour Inc, Cl A *(A)	35,995	752
Under Armour Inc, Cl C *(A)	34,832	659
VF Corp	60,091	4,877
Viacom Inc, Cl B	62,100	1,683
Walt Disney Co/The	270,683	26,925
Whirlpool Corp (A)	12,500	1,809
Wynn Resorts Ltd	15,400	3,019
Yum! Brands Inc	60,700	4,937

		535,549

Consumer Staples — 6.8%
Altria Group Inc	341,883	19,057
Archer-Daniels-Midland Co	101,991	4,459
Brown-Forman Corp, Cl B	47,490	2,686
Campbell Soup (A)	36,691	1,234
Church & Dwight Co Inc	44,200	2,075
Clorox Co/The	23,000	2,779
Coca-Cola Co/The	691,257	29,724
Colgate-Palmolive Co	157,191	9,917
Conagra Brands Inc	72,787	2,697
Constellation Brands Inc, Cl A	30,700	6,849
Costco Wholesale Corp	79,000	15,661
Coty Inc, Cl A (A)	87,883	1,164
CVS Health Corp	182,283	11,555
Dr Pepper Snapple Group Inc	32,700	3,901
Estee Lauder Cos Inc/The, Cl A	41,000	6,127
General Mills Inc	103,796	4,390
Hershey Co/The	25,600	2,305
Hormel Foods Corp (A)	50,192	1,801
JM Smucker Co/The (A)	20,095	2,160

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS (Unaudited)

May 31, 2018

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kellogg Co	44,200	$2,846
Kimberly-Clark Corp	62,796	6,333
Kraft Heinz Co/The	106,991	6,150
Kroger Co/The	143,982	3,503
McCormick (A)	22,595	2,282
Molson Coors Brewing Co, Cl B	32,695	2,016
Mondelez International Inc, Cl A	267,078	10,488
Monster Beverage Corp *	75,331	3,854
PepsiCo Inc	255,978	25,662
Philip Morris International Inc	279,478	22,230
Procter & Gamble Co/The	453,967	33,217
Sysco Corp	87,600	5,697
Tyson Foods Inc, Cl A	54,187	3,656
Walgreens Boots Alliance Inc	152,987	9,545
Walmart Inc	261,183	21,558

		289,578

Energy — 6.1%
Anadarko Petroleum Corp	92,295	6,442
Andeavor	25,700	3,712
Apache Corp (A)	67,700	2,708
Baker Hughes a GE Co	76,800	2,657
Cabot Oil & Gas Corp, Cl A	81,187	1,855
Chevron Corp	344,078	42,769
Cimarex Energy Co	17,696	1,644
Concho Resources Inc *(A)	27,200	3,735
ConocoPhillips	211,183	14,232
Devon Energy Corp	95,800	3,982
EOG Resources Inc	103,991	12,251
EQT Corp	43,295	2,231
Exxon Mobil Corp	763,500	62,027
Halliburton Co	156,491	7,784
Helmerich & Payne Inc (A)	20,095	1,334
Hess Corp	48,700	2,942
Kinder Morgan	346,283	5,776
Marathon Oil Corp	151,700	3,251
Marathon Petroleum Corp	84,992	6,717
National Oilwell Varco Inc	67,500	2,796
Newfield Exploration Co *	37,000	1,082
Noble Energy Inc	89,500	3,195
Occidental Petroleum Corp	137,495	11,577
ONEOK Inc	74,891	5,105
Phillips 66	75,396	8,783
Pioneer Natural Resources Co	31,096	6,005
Range Resources Corp (A)	42,700	676
Schlumberger Ltd	248,966	17,097
TechnipFMC PLC	77,700	2,420
Valero Energy Corp	78,700	9,538
Williams	150,696	4,048

		260,371

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Financials — 13.9%
Affiliated Managers Group Inc	10,100	$1,609
Aflac Inc	139,582	6,290
Allstate Corp/The	64,700	6,048
American Express Co	129,487	12,729
American International Group Inc	161,278	8,514
Ameriprise Financial Inc	26,700	3,701
Aon PLC	44,100	6,168
Arthur J Gallagher & Co	32,100	2,128
Assurant Inc	9,995	933
Bank of America Corp	1,723,483	50,050
Bank of New York Mellon Corp/The	181,287	9,925
BB&T Corp	139,391	7,318
Berkshire Hathaway Inc, Cl B *	346,828	66,428
BlackRock Inc, Cl A	22,196	11,858
Brighthouse Financial Inc *	17,880	842
Capital One Financial Corp	87,196	8,196
Cboe Global Markets Inc	19,900	1,941
Charles Schwab Corp/The	215,291	11,975
Chubb Ltd	83,347	10,893
Cincinnati Financial Corp	26,296	1,824
Citigroup Inc	462,757	30,861
Citizens Financial Group Inc	88,800	3,627
CME Group Inc, Cl A	61,095	9,952
Comerica Inc	30,691	2,894
Discover Financial Services	64,700	4,779
E*TRADE Financial Corp *	48,391	3,066
Everest Re Group Ltd	7,200	1,622
Fifth Third Bancorp	126,500	3,868
Franklin Resources Inc	60,895	2,044
Goldman Sachs Group Inc/The	63,491	14,341
Hartford Financial Services Group Inc/The	65,000	3,401
Huntington Bancshares	200,461	2,981
Intercontinental Exchange Inc	104,400	7,401
Invesco Ltd	71,900	1,964
Jefferies Financial Group	59,887	1,310
JPMorgan Chase & Co	618,357	66,170
KeyCorp	193,200	3,756
Lincoln National Corp	39,700	2,632
Loews Corp	48,987	2,394
M&T Bank Corp	27,423	4,719
Marsh & McLennan Cos Inc	90,991	7,313
MetLife Inc	185,987	8,554
Moody’s Corp	30,300	5,168
Morgan Stanley	247,900	12,430
MSCI Inc, Cl A	16,000	2,601
Nasdaq Inc	21,700	1,993
Navient Corp	49,800	688
Northern Trust Corp	38,796	3,977
People’s United Financial Inc	66,300	1,221
PNC Financial Services Group Inc/The	84,691	12,146
Principal Financial Group Inc	47,791	2,667

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS (Unaudited)

May 31, 2018

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Progressive Corp/The	104,283	$6,475
Prudential Financial Inc	75,700	7,331
Raymond James Financial Inc	22,900	2,211
Regions Financial Corp	204,500	3,730
S&P Global Inc	45,600	9,006
State Street Corp	65,900	6,334
SunTrust Banks Inc	85,500	5,772
SVB Financial Group *	9,400	2,934
Synchrony Financial	130,221	4,510
T Rowe Price Group Inc	44,600	5,415
Torchmark Corp	19,146	1,624
Travelers Cos Inc/The	48,596	6,246
Unum Group	40,091	1,556
US Bancorp	282,083	14,101
Wells Fargo & Co	790,748	42,692
Willis Towers Watson PLC	24,045	3,634
XL Group Ltd	46,700	2,596
Zions Bancorporation	36,700	2,012

		590,089

Health Care — 13.3%
Abbott Laboratories	313,148	19,268
AbbVie Inc	286,978	28,394
ABIOMED Inc *	7,700	2,935
Aetna Inc	58,695	10,338
Agilent Technologies Inc	58,791	3,640
Alexion Pharmaceuticals Inc *	40,400	4,692
Align Technology Inc *	13,100	4,348
Allergan PLC	59,999	9,048
AmerisourceBergen Corp	28,796	2,365
Amgen Inc	120,291	21,607
Anthem Inc	45,896	10,162
Baxter International Inc	89,029	6,307
Becton Dickinson and Co	47,839	10,601
Biogen Inc *	38,000	11,170
Boston Scientific Corp *	246,500	7,491
Bristol-Myers Squibb Co	293,583	15,448
Cardinal Health Inc	57,296	2,985
Celgene Corp *	135,087	10,629
Centene Corp *	35,300	4,136
Cerner Corp *	57,500	3,432
Cigna Corp	43,500	7,368
Cooper Cos Inc/The	9,100	2,059
Danaher Corp	110,300	10,951
DaVita *	26,995	1,804
DENTSPLY SIRONA Inc	40,491	1,774
Edwards Lifesciences Corp *	38,300	5,259
Eli Lilly & Co	173,291	14,737
Envision Healthcare Corp *	23,302	999
Express Scripts Holding Co *	101,191	7,671
Gilead Sciences Inc	235,578	15,878
HCA Healthcare Inc	51,095	5,270

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Henry Schein Inc *(A)	28,700	$1,986
Hologic Inc *	48,800	1,849
Humana Inc	24,696	7,186
IDEXX Laboratories *	15,800	3,290
Illumina Inc *	26,400	7,192
Incyte Corp *	31,100	2,123
Intuitive Surgical Inc *	20,200	9,285
IQVIA Holdings Inc *	25,900	2,562
Johnson & Johnson	483,370	57,821
Laboratory Corp of America Holdings *	18,500	3,341
McKesson Corp	37,700	5,351
Medtronic PLC	243,861	21,050
Merck & Co Inc	485,370	28,894
Mettler-Toledo International Inc *	4,500	2,478
Mylan NV *	93,696	3,604
Nektar Therapeutics, Cl A *	28,100	2,256
PerkinElmer Inc	20,500	1,524
Perrigo Co PLC	23,096	1,690
Pfizer Inc	1,072,135	38,522
Quest Diagnostics Inc	24,600	2,621
Regeneron Pharmaceuticals Inc *	14,100	4,234
ResMed Inc	25,400	2,611
Stryker Corp	57,896	10,075
Thermo Fisher Scientific Inc	72,291	15,056
UnitedHealth Group Inc	174,287	42,092
Universal Health Services Inc, Cl B	15,700	1,805
Varian Medical Systems Inc *	17,095	2,015
Vertex Pharmaceuticals Inc *	45,500	7,007
Waters Corp *	14,300	2,754
Zimmer Biomet Holdings Inc	36,995	4,125
Zoetis Inc, Cl A	87,400	7,315

		566,480

Industrials — 9.7%
3M Co	107,191	21,141
Acuity Brands Inc	7,900	934
Alaska Air Group Inc	23,000	1,399
Allegion PLC	17,796	1,360
American Airlines Group Inc	76,691	3,339
AMETEK Inc	41,100	3,001
AO Smith Corp	25,600	1,615
Arconic Inc	79,866	1,410
Boeing Co/The	99,591	35,072
Caterpillar Inc	107,491	16,329
CH Robinson Worldwide Inc (A)	24,695	2,148
Cintas Corp	15,295	2,787
CSX Corp	159,378	10,304
Cummins Inc	28,396	4,043
Deere	58,796	8,791
Delta Air Lines Inc	116,487	6,296
Dover Corp (A)	28,100	2,170
Eaton Corp PLC	78,795	6,034

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS (Unaudited)

May 31, 2018

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Emerson Electric Co	113,891	$8,068
Equifax Inc	21,295	2,427
Expeditors International of Washington Inc	31,991	2,383
Fastenal Co (A)	51,091	2,720
FedEx Corp	44,300	11,036
Flowserve Corp (A)	25,100	1,038
Fluor Corp	26,000	1,267
Fortive Corp	55,850	4,060
Fortune Brands Home & Security Inc	28,700	1,612
General Dynamics Corp	49,596	10,004
General Electric Co	1,562,488	22,000
Harris	21,600	3,250
Honeywell International Inc	135,287	20,010
Huntington Ingalls Industries Inc	8,000	1,769
IHS Markit *	65,900	3,248
Illinois Tool Works Inc	55,095	7,917
Ingersoll-Rand PLC	45,496	3,983
Jacobs Engineering Group Inc	22,396	1,451
JB Hunt Transport Services Inc	15,900	2,037
Johnson Controls International PLC	169,046	5,673
Kansas City Southern	18,700	2,004
L3 Technologies Inc	13,900	2,757
Lockheed Martin Corp	44,656	14,046
Masco Corp	56,800	2,117
Nielsen Holdings PLC	60,700	1,831
Norfolk Southern Corp	50,996	7,733
Northrop Grumman Corp	31,296	10,242
PACCAR Inc	64,200	3,995
Parker-Hannifin Corp	24,200	4,136
Pentair PLC	31,100	1,357
Quanta Services Inc *	28,900	1,041
Raytheon Co	51,795	10,851
Republic Services Inc, Cl A	40,000	2,697
Robert Half International Inc	21,795	1,388
Rockwell Automation Inc	23,296	4,086
Rockwell Collins Inc	29,900	4,112
Roper Technologies Inc	18,800	5,185
Snap-on Inc (A)	9,900	1,463
Southwest Airlines Co	98,687	5,041
Stanley Black & Decker Inc	27,895	3,884
Stericycle Inc *	15,296	971
Textron Inc	46,591	3,102
TransDigm Group Inc *	8,600	2,873
Union Pacific Corp	141,687	20,227
United Continental Holdings Inc *	43,000	2,992
United Parcel Service Inc, Cl B	123,687	14,362
United Rentals Inc *	15,000	2,394
United Technologies Corp	133,791	16,700
Verisk Analytics Inc, Cl A *	27,600	2,932
Waste Management Inc	72,800	6,021
WW Grainger Inc (A)	9,300	2,874

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xylem	31,800	$2,239

		411,779

Information Technology — 25.3%
Accenture PLC, Cl A	110,896	17,271
Activision Blizzard Inc	136,200	9,658
Adobe Systems Inc *	88,495	22,060
Advanced Micro Devices Inc *(A)	152,600	2,095
Akamai Technologies Inc *	30,096	2,269
Alliance Data Systems Corp	8,500	1,792
Alphabet Inc, Cl A *	53,741	59,115
Alphabet Inc, Cl C *	54,863	59,526
Amphenol Corp, Cl A	55,691	4,841
Analog Devices Inc	67,506	6,560
ANSYS Inc *	15,200	2,475
Apple Inc	914,646	170,920
Applied Materials Inc	188,600	9,577
Autodesk Inc *	40,200	5,190
Automatic Data Processing Inc	79,591	10,348
Broadcom	73,859	18,618
CA Inc	55,187	1,972
Cadence Design Systems Inc *	52,500	2,229
Cisco Systems Inc	867,643	37,057
Citrix Systems Inc	22,900	2,419
Cognizant Technology Solutions Corp, Cl A	105,495	7,949
Corning Inc	158,370	4,303
DXC Technology Co	52,052	4,794
eBay Inc *	168,583	6,359
Electronic Arts Inc *	55,000	7,200
F5 Networks Inc *	11,600	2,008
Facebook Inc, Cl A *	431,778	82,806
Fidelity National Information Services Inc	59,300	6,062
Fiserv Inc *	75,400	5,474
FLIR Systems Inc	25,500	1,374
Gartner Inc *(A)	16,000	2,124
Global Payments Inc	28,982	3,222
Hewlett Packard Enterprise Co	285,874	4,357
HP Inc	293,374	6,463
Intel Corp	843,052	46,536
International Business Machines Corp	154,151	21,783
Intuit	43,700	8,810
IPG Photonics Corp *	7,100	1,713
Juniper Networks Inc	63,600	1,694
KLA-Tencor Corp	28,500	3,227
Lam Research Corp (A)	29,195	5,786
Mastercard Inc, Cl A	166,247	31,607
Microchip Technology Inc (A)	42,696	4,158
Micron Technology Inc *	207,800	11,967
Microsoft Corp	1,387,804	137,171
Motorola Solutions Inc	29,488	3,165
NetApp Inc	48,791	3,333
NVIDIA Corp	108,883	27,459

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS (Unaudited)

May 31, 2018

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Oracle Corp	543,965	$25,414
Paychex Inc	58,187	3,816
PayPal Holdings Inc *	202,883	16,651
Qorvo Inc *	22,100	1,774
QUALCOMM Inc	266,178	15,470
Red Hat Inc *	32,300	5,246
salesforce.com Inc *	124,491	16,100
Seagate Technology PLC	51,800	2,919
Skyworks Solutions Inc	33,196	3,273
Symantec Corp	112,800	2,344
Synopsys Inc *	27,000	2,378
Take-Two Interactive Software Inc *	20,200	2,264
TE Connectivity Ltd	64,091	5,966
Texas Instruments Inc	176,983	19,806
Total System Services Inc	29,991	2,555
VeriSign *	15,600	2,035
Visa Inc, Cl A (A)	324,670	42,441
Western Digital Corp	54,231	4,529
Western Union Co/The	80,678	1,605
Xerox Corp	39,650	1,078
Xilinx Inc	46,300	3,153

		1,079,713

Materials — 2.8%
Air Products & Chemicals Inc	39,200	6,327
Albemarle Corp (A)	20,800	1,944
Avery Dennison Corp	15,500	1,628
Ball Corp	61,992	2,291
CF Industries Holdings Inc	41,000	1,687
DowDuPont Inc	421,296	27,009
Eastman Chemical Co	25,996	2,712
Ecolab Inc	46,596	6,645
FMC Corp	23,700	2,064
Freeport-McMoRan Inc, Cl B	245,300	4,146
International Flavors & Fragrances Inc	13,900	1,698
International Paper Co	75,196	4,023
LyondellBasell Industries NV, Cl A	57,996	6,502
Martin Marietta Materials Inc	11,100	2,474
Monsanto Co	80,091	10,208
Mosaic	65,291	1,795
Newmont Mining Corp	97,183	3,783
Nucor Corp	57,887	3,716
Packaging Corp of America	16,700	1,962
PPG Industries Inc	46,400	4,683
Praxair Inc	51,500	8,047
Sealed Air Corp (A)	31,000	1,350
Sherwin-Williams Co/The	15,100	5,727
Vulcan Materials Co	23,600	3,015
WestRock Co	46,382	2,731

		118,167

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Real Estate — 2.7%
Alexandria Real Estate Equities Inc ‡(A)	17,900	$2,236
American Tower Corp, Cl A ‡	79,200	10,959
Apartment Investment & Management Co, Cl A ‡	29,200	1,192
AvalonBay Communities Inc ‡	25,200	4,172
Boston Properties Inc ‡	28,100	3,422
CBRE Group Inc, Cl A *	53,591	2,475
Crown Castle International Corp ‡	74,396	7,748
Digital Realty Trust Inc ‡	37,400	4,020
Duke Realty Corp ‡	62,900	1,769
Equinix Inc ‡	14,457	5,737
Equity Residential ‡	67,096	4,293
Essex Property Trust Inc ‡	12,000	2,868
Extra Space Storage Inc ‡	23,500	2,262
Federal Realty Investment Trust ‡	12,800	1,522
GGP Inc ‡	111,900	2,269
HCP Inc ‡	82,900	1,987
Host Hotels & Resorts ‡	133,374	2,885
Iron Mountain Inc ‡	49,501	1,648
Kimco Realty Corp ‡	79,087	1,223
Macerich ‡	20,796	1,157
Mid-America Apartment Communities Inc ‡	21,200	1,983
Prologis ‡	97,300	6,261
Public Storage ‡	26,795	5,676
Realty Income Corp ‡	51,600	2,750
Regency Centers Corp ‡(A)	27,600	1,603
SBA Communications Corp, Cl A *‡	21,200	3,351
Simon Property Group Inc ‡	55,796	8,940
SL Green Realty Corp ‡	15,900	1,551
UDR Inc ‡	49,900	1,820
Ventas Inc ‡	64,800	3,542
Vornado Realty Trust ‡	30,596	2,133
Welltower Inc ‡	67,400	3,886
Weyerhaeuser Co ‡	137,745	5,142

		114,482

Telecommunication Services — 1.7%
AT&T Inc	1,105,743	35,738
CenturyLink Inc	176,974	3,224
Verizon Communications Inc	743,352	35,436

		74,398

Utilities — 2.7%
AES Corp/VA	122,700	1,564
Alliant Energy Corp	43,100	1,785
Ameren Corp	43,091	2,551
American Electric Power Co Inc	89,800	6,102
American Water Works Co Inc	31,700	2,636
CenterPoint Energy Inc	76,083	1,988
CMS Energy	49,991	2,306
Consolidated Edison Inc	56,600	4,343

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS (Unaudited)

May 31, 2018

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Dominion Energy Inc (B)	116,800	$7,497
DTE Energy Co	32,700	3,349
Duke Energy Corp	125,691	9,698
Edison International	59,396	3,692
Entergy Corp	32,100	2,597
Eversource Energy	57,700	3,294
Exelon Corp	172,991	7,160
FirstEnergy Corp	81,287	2,798
NextEra Energy Inc	84,600	14,028
NiSource Inc	62,887	1,591
NRG Energy Inc	53,187	1,821
PG&E Corp *	93,900	4,069
Pinnacle West Capital Corp	20,800	1,656
PPL Corp (A)	126,400	3,453
Public Service Enterprise Group Inc	92,100	4,879
SCANA Corp	26,596	965
Sempra Energy	46,595	4,964
Southern Co/The	180,800	8,118
WEC Energy Group Inc	57,431	3,627
Xcel Energy	92,583	4,214

		116,745
Total Common Stock (Cost $2,994,698) ($ Thousands)		4,157,351

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
1.466%, 06/07/2018 (C) (E)	$4,808	4,807

Total U.S. Treasury Obligation (Cost $4,807) ($ Thousands)		4,807

	Shares

AFFILIATED PARTNERSHIP — 2.7%
SEI Liquidity Fund, L.P.
1.870% **†(D)	112,783,810	112,784

Total Affiliated Partnership (Cost $112,782) ($ Thousands)		112,784

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	78,091,045	$78,091

Total Cash Equivalent (Cost $78,091) ($ Thousands)		78,091

Total Investments in Securities— 102.2% (Cost $3,190,378) ($ Thousands)		$4,353,033

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
S&P 500 Index E-MINI	812	Jun-2018	112,323	109,843	$ (2,480)

Percentages are based on Net Assets of $4,258,172 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2018.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018 was $109,471 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $7,497 ($ Thousands), or 0.2% of the Net Assets (See Note 12).
(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $112,784 ($ Thousands).
(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

Ltd — Limited

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$4,157,351	$–	$–	$ 4,157,351
U.S. Treasury Obligation	–	4,807	–	4,807
Affiliated Partnership	–	112,784	–	112,784
Cash Equivalent	78,091	–	–	78,091

Total Investments in Securities	$4,235,442	$117,591	$–	$ 4,353,033

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS (Unaudited)

May 31, 2018

S&P 500 Index Fund (Continued)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Depreciation	$(2,480)	$—	$—	$(2,480)

Total Other Financial Instruments	$(2,480)	$—	$—	$(2,480)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2018	Dividend Income
SEI Liquidity Fund, L.P.	$ 108,741	$ 365,522	$ (361,480)	$ (2)	$ 3	$ 112,784	$ 130
SEI Daily Income Trust, Government Fund, CI F	87,243	931,156	(940,308)	—	—	78,091	986

Totals	$ 195,984	$ 1,296,678	$ (1,301,788)	$ (2)	$ 3	$ 190,875	$ 1,116

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	7

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.9%

Consumer Discretionary — 13.1%
1-800-Flowers.com Inc, Cl A *	7,300	$92
Aaron’s Inc	13,116	522
Abercrombie & Fitch Co, Cl A (A)	15,800	377
Acushnet Holdings Corp (A)	8,600	206
Adient PLC	18,200	969
Adtalem Global Education Inc *	13,181	629
AMC Entertainment Holdings Inc, Cl A (A)	11,994	178
AMC Networks Inc, Cl A *	9,460	541
American Axle & Manufacturing Holdings Inc *	18,198	288
American Eagle Outfitters Inc	33,022	733
American Outdoor Brands Corp *	12,383	156
American Public Education Inc *	2,727	116
America’s Car-Mart Inc/TX *	850	53
Aramark	47,600	1,848
Asbury Automotive Group Inc *	4,498	313
Ascena Retail Group Inc *	33,727	110
Ascent Capital Group Inc, Cl A *	1,754	3
At Home Group Inc *	1,800	62
AutoNation Inc *(A)	11,100	507
AV Homes Inc *	3,707	68
Barnes & Noble Education Inc *	5,894	37
Barnes & Noble Inc	12,727	74
Bassett Furniture Industries Inc	2,700	75
Beazer Homes USA Inc *	7,161	108
Bed Bath & Beyond Inc	26,200	476
Belmond Ltd, Cl A *	17,030	204
Big 5 Sporting Goods Corp (A)	4,423	36
Big Lots Inc (A)	8,446	346
Biglari Holdings, Cl A *	18	19
Biglari Holdings, Cl B *	182	39
BJ’s Restaurants Inc	4,642	260
Bloomin’ Brands Inc	20,250	430
Bojangles’ Inc *	2,000	30
Boot Barn Holdings Inc *	3,000	71
Boyd Gaming Corp (A)	18,245	689
Bridgepoint Education Inc, Cl A *	2,679	18
Bright Horizons Family Solutions Inc *	11,635	1,177
Brinker International Inc (A)	8,482	371
Brunswick Corp/DE	16,483	1,048
Buckle Inc/The (A)	4,851	123
Build-A-Bear Workshop Inc, Cl A *	2,700	22
Burlington Stores Inc *	12,900	1,887
Cable One Inc (A)	1,000	649
Caesars Entertainment *(A)	26,208	318
Caleres Inc	8,576	304
Callaway Golf Co	17,606	333
Camping World Holdings Inc, Cl A (A)	7,000	133
Capella Education Co	2,138	203
Career Education Corp *	10,454	161
Carriage Services Inc, Cl A	2,006	50

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Carrols Restaurant Group Inc *	7,900	$101
Carter’s Inc	8,970	978
Carvana Co, Cl A *(A)	6,700	193
Cato Corp/The, Cl A	6,296	144
Cavco Industries Inc *	1,831	380
Central European Media Enterprises Ltd, Cl A *	23,106	88
Century Casinos Inc *	4,000	34
Century Communities Inc *	4,200	126
Cheesecake Factory Inc/The (A)	9,723	504
Chegg Inc *	17,300	484
Chico’s FAS Inc	26,951	228
Children’s Place Inc/The	3,533	455
Choice Hotels International Inc	6,877	553
Churchill Downs Inc	2,677	802
Chuy’s Holdings Inc *	2,335	69
Cinemark Holdings Inc	22,840	771
Citi Trends Inc	3,097	93
Clear Channel Outdoor Holdings Inc, Cl A	6,796	30
Collectors Universe Inc	1,500	22
Columbia Sportswear Co	6,544	570
Conn’s Inc *	3,909	91
Container Store Group Inc/The *	1,600	12
Cooper Tire & Rubber Co	9,532	245
Cooper-Standard Holdings Inc *	3,300	410
Core-Mark Holding Co Inc	9,436	184
CorePoint Lodging ‡*	8,250	230
Cracker Barrel Old Country Store Inc (A)	3,544	555
Crocs Inc *	15,503	277
CSS Industries Inc	2,292	37
Culp Inc	2,861	89
Daily Journal Corp *	100	23
Dana Inc	28,898	644
Dave & Buster’s Entertainment Inc *(A)	8,700	362
Deckers Outdoor Corp *	5,704	645
Del Frisco’s Restaurant Group Inc *	3,900	52
Del Taco Restaurants Inc *	4,500	54
Delphi Technologies PLC	19,100	957
Delta Apparel Inc *	1,400	26
Denny’s Corp *	14,463	221
Dick’s Sporting Goods Inc	15,435	565
Dillard’s Inc, Cl A (A)	2,562	209
DineEquity Inc (A)	3,272	208
Domino’s Pizza Inc	8,358	2,102
Dorman Products Inc *	5,340	345
Drive Shack Inc *	5,800	38
DSW Inc, Cl A	12,192	291
Duluth Holdings Inc, Cl B *(A)	2,900	50
Dunkin’ Brands Group Inc (A)	17,030	1,090
Eastman Kodak Co *	2,100	11
El Pollo Loco Holdings Inc *	3,900	41
Eldorado Resorts Inc *(A)	9,300	420

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Emerald Expositions Events Inc	5,700	$117
Entercom Communications Corp, Cl A	30,782	211
Entravision Communications Corp, Cl A	14,200	57
Eros International PLC *(A)	5,900	80
Ethan Allen Interiors Inc	5,276	124
EW Scripps Co/The, Cl A	8,496	106
Express Inc *	14,962	127
Extended Stay America Inc	36,100	760
Fiesta Restaurant Group Inc *(A)	6,805	169
Finish Line Inc/The, Cl A (A)	9,311	127
Five Below *	10,905	771
Flexsteel Industries Inc	1,700	63
Floor & Decor Holdings Inc, Cl A *(A)	6,900	324
Fossil Group Inc *	8,500	186
Fox Factory Holding Corp *	6,500	258
Francesca’s Holdings Corp *	8,224	49
Fred’s Inc, Cl A	6,579	9
FTD Cos Inc *	2,392	14
GameStop Corp, Cl A (A)	21,400	283
Gannett Co Inc	18,500	196
GCI Liberty *	18,947	792
Genesco Inc *	4,069	178
Gentex Corp	52,990	1,273
Gentherm Inc *	7,748	274
G-III Apparel Group Ltd *	8,106	340
Global Eagle Entertainment Inc *(A)	10,300	23
GNC Holdings Inc, Cl A *(A)	13,278	43
Golden Entertainment Inc *	2,100	64
GoPro Inc, Cl A *(A)	21,400	119
Graham Holdings Co, Cl B	800	465
Grand Canyon Education Inc *	8,715	968
Gray Television Inc *	12,300	135
Green Brick Partners Inc *	6,200	73
Group 1 Automotive Inc	3,535	248
Groupon Inc, Cl A *	79,941	385
Guess? Inc	11,317	222
Habit Restaurants Inc/The, Cl A *	1,600	14
Hamilton Beach Brands Holding Co, Cl A	2,010	56
Haverty Furniture Cos Inc	4,363	87
Helen of Troy Ltd *	6,048	543
Hibbett Sports Inc *	4,012	106
Hilton Grand Vacations Inc *	18,370	730
Hooker Furniture Corp	2,700	101
Horizon Global Corp *	6,670	44
Houghton Mifflin Harcourt *	18,000	122
Hovnanian Enterprises Inc, Cl A *	17,215	31
Hudson, Cl A *	7,500	131
Hyatt Hotels Corp, Cl A	9,927	811
Iconix Brand Group Inc *	8,051	5
ILG Inc	20,598	705
IMAX Corp *(A)	11,800	247
Installed Building Products Inc *	5,200	315

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
International Game Technology PLC (A)	22,200	$558
International Speedway Corp, Cl A	4,298	179
iRobot Corp *(A)	6,202	387
J Alexander’s Holdings Inc *	2,756	33
Jack in the Box Inc	5,321	429
JC Penney Co Inc *(A)	61,395	149
John Wiley & Sons Inc, Cl A	9,772	663
Johnson Outdoors Inc, Cl A	700	53
K12 Inc *	8,088	131
KB Home	18,885	497
Kimball International Inc, Cl B	7,025	114
Kirkland’s Inc *	2,028	26
Lands’ End Inc *(A)	4,362	86
Las Vegas Sands Corp	70,604	5,691
Laureate Education Inc, Cl A *	8,400	136
La-Z-Boy Inc, Cl Z	11,126	347
LCI Industries	4,949	434
Lear Corp	12,971	2,568
LGI Homes Inc *(A)	2,900	177
Libbey Inc	2,785	18
Liberty Broadband Corp, Cl A *	5,083	347
Liberty Broadband Corp, Cl C *	20,268	1,396
Liberty Expedia Holdings Inc, Cl A *	12,231	531
Liberty Media Corp-Liberty Braves, Cl A *	1,803	45
Liberty Media Corp-Liberty Braves, Cl C *	6,565	164
Liberty Media Corp-Liberty Formula One, Cl A *	4,508	136
Liberty Media Corp-Liberty Formula One, Cl C *(A)	35,242	1,113
Liberty Media Corp-Liberty SiriusXM, Cl A *	16,435	760
Liberty Media Corp-Liberty SiriusXM, Cl C *	34,770	1,606
Liberty TripAdvisor Holdings Inc, Cl A *	13,392	196
Lifetime Brands Inc	3,300	36
Lions Gate Entertainment Corp, Cl A (A)	9,155	212
Lions Gate Entertainment Corp, Cl B	19,675	430
Lithia Motors Inc, Cl A	4,589	449
Live Nation Entertainment Inc *	25,303	1,079
Loral Space & Communications Inc *	2,700	104
Lululemon Athletica Inc *	18,400	1,933
Lumber Liquidators Holdings Inc *	4,026	85
M/I Homes Inc *	5,394	150
Madison Square Garden Co/The, Cl A *	3,879	1,016
Malibu Boats Inc, Cl A *	4,600	197
Marcus Corp/The	4,061	128
MarineMax Inc *	3,996	94
Marriott Vacations Worldwide Corp	4,674	562
MCBC Holdings Inc *	1,900	56
MDC Holdings Inc	8,717	275
MDC Partners Inc, Cl A *	8,576	36
Meredith Corp (A)	7,444	375
Meritage Homes Corp *	7,811	353
Michaels Cos Inc/The *	22,100	406

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Modine Manufacturing Co *	9,874	$178
Monarch Casino & Resort Inc *	1,200	53
Monro Inc (A)	5,928	333
Motorcar Parts of America Inc *	3,700	79
Movado Group Inc	2,720	134
MSG Networks Inc *	11,940	230
Murphy USA Inc *(A)	6,300	421
Nathan’s Famous Inc	900	77
National CineMedia Inc	15,007	111
National Vision Holdings Inc *	7,100	258
Nautilus Inc *	6,200	93
New Media Investment Group Inc	8,900	149
New York Times Co/The, Cl A	27,282	621
Nexstar Media Group Inc, Cl A	9,544	633
Noodles & Co, Cl A *	700	6
Nutrisystem Inc	5,359	200
NVR Inc *	640	1,914
Office Depot Inc	87,947	208
Ollie’s Bargain Outlet Holdings Inc *	9,800	693
Overstock.com Inc *(A)	3,100	104
Oxford Industries Inc	2,854	236
Papa John’s International Inc (A)	4,642	238
Party City Holdco Inc *	10,300	151
Penn National Gaming Inc *	16,554	564
Penske Automotive Group Inc (A)	7,288	351
Perry Ellis International Inc *	2,439	67
PetMed Express Inc (A)	3,796	137
PICO Holdings Inc	4,621	51
Pier 1 Imports Inc	18,189	43
Pinnacle Entertainment Inc *	10,760	365
Planet Fitness Inc, Cl A *	18,700	741
Polaris Industries Inc (A)	11,207	1,254
Pool Corp	7,370	1,053
Potbelly Corp *	5,900	79
Qurate Retail *	85,522	1,739
RCI Hospitality Holdings Inc	2,800	89
Reading International Inc, Cl A *	3,800	59
Red Robin Gourmet Burgers Inc *	2,967	149
Red Rock Resorts Inc, Cl A	13,800	475
Regis Corp *	6,527	113
Rent-A-Center Inc/TX, Cl A (A)	9,840	93
RH *(A)	4,011	392
Ruth’s Hospitality Group Inc	5,172	137
Saga Communications Inc, Cl A	593	23
Sally Beauty Holdings Inc *(A)	23,591	357
Scholastic Corp	5,667	255
Scientific Games Corp/DE, Cl A *	10,962	650
Sears Holdings Corp *	2,026	6
SeaWorld Entertainment Inc *(A)	15,400	273
Sequential Brands Group Inc *(A)	10,040	21
Service Corp International/US	34,689	1,273
ServiceMaster Global Holdings Inc *	26,100	1,491

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Shake Shack Inc, Cl A *(A)	4,900	$292
Shoe Carnival Inc	2,076	67
Shutterfly Inc *(A)	6,725	633
Signet Jewelers Ltd (A)	11,400	490
Sinclair Broadcast Group Inc, Cl A (A)	12,711	348
Sirius XM Holdings Inc (A)	273,179	1,940
Six Flags Entertainment Corp (A)	13,158	849
Skechers U.S.A. Inc, Cl A *	27,746	806
Sleep Number Corp *	9,309	260
Sonic Automotive Inc, Cl A	5,064	108
Sonic Corp (A)	6,033	147
Sotheby’s *(A)	7,761	425
Speedway Motorsports Inc	1,635	27
Sportsman’s Warehouse Holdings Inc *(A)	5,400	28
Standard Motor Products Inc	3,966	179
Steven Madden Ltd	12,101	640
Stoneridge Inc *	5,930	187
Strayer Education Inc (A)	2,617	286
Sturm Ruger & Co Inc (A)	3,542	217
Superior Industries International Inc	5,323	93
Superior Uniform Group Inc	2,000	47
Tailored Brands Inc	10,068	330
Taylor Morrison Home Corp, Cl A *	23,000	495
TEGNA Inc	47,700	495
Tempur Sealy International Inc *(A)	9,523	439
Tenneco Inc	11,263	498
Tesla Inc *(A)	26,058	7,420
Texas Roadhouse Inc, Cl A	14,266	884
Thor Industries Inc	10,390	962
Tile Shop Holdings Inc	7,600	55
Tilly’s Inc, Cl A	843	12
Toll Brothers Inc	27,739	1,095
TopBuild Corp *	6,500	546
Tower International Inc	4,800	141
TRI Pointe Group Inc *	28,173	486
Tribune Media Co, Cl A	14,800	531
tronc Inc *	4,100	66
Tupperware Brands Corp	11,224	473
Unifi Inc *	2,480	78
Universal Electronics Inc *	3,887	115
Urban Outfitters Inc *	14,900	619
Vail Resorts Inc	7,712	1,857
Vera Bradley Inc *	2,470	29
Vista Outdoor Inc *	12,288	208
Visteon Corp *	5,865	733
Vitamin Shoppe Inc *(A)	5,384	27
Wayfair Inc, Cl A *(A)	7,400	683
Weight Watchers International Inc *(A)	7,174	540
Wendy’s Co/The (A)	35,775	576
Weyco Group Inc	263	9
WideOpenWest Inc *	5,500	49
William Lyon Homes, Cl A *	6,700	160

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Williams-Sonoma Inc (A)	15,637	$866
Wingstop Inc (A)	5,900	299
Winmark Corp	395	57
Winnebago Industries Inc	5,835	212
Wolverine World Wide Inc	17,696	593
World Wrestling Entertainment Inc, Cl A (A)	7,434	430
Wyndham Worldwide Corp	20,000	2,169
Yum China Holdings Inc	71,500	2,810
ZAGG Inc *	3,700	56
Zoe’s Kitchen Inc *(A)	3,000	27
Zumiez Inc *	3,903	95

		130,912

Consumer Staples — 2.7%
Alico Inc	143	5
Andersons Inc/The	5,399	174
B&G Foods Inc, Cl A (A)	11,811	332
Boston Beer Co Inc/The, Cl A *	1,783	453
Bunge Ltd	26,943	1,874
Calavo Growers Inc	3,226	284
Cal-Maine Foods Inc *	5,728	275
Casey’s General Stores Inc (A)	8,059	780
Central Garden & Pet Co *	2,600	106
Central Garden & Pet Co, Cl A *	6,329	241
Chefs’ Warehouse Inc/The *	3,921	107
Coca-Cola Bottling Co Consolidated	889	113
Craft Brew Alliance Inc *	1,600	31
Darling Ingredients Inc *	31,657	595
Dean Foods Co	18,050	173
Edgewell Personal Care Co *(A)	10,345	452
elf Beauty Inc *(A)	3,300	62
Energizer Holdings Inc (A)	12,845	780
Farmer Brothers Co *	900	26
Flowers Foods Inc	35,908	729
Fresh Del Monte Produce Inc	6,581	296
Freshpet Inc *	3,400	78
Hain Celestial Group Inc/The *	20,360	520
Herbalife Ltd *	24,944	1,266
Hostess Brands Inc, Cl A *	16,200	221
HRG Group Inc *	27,678	351
Ingles Markets Inc, Cl A	3,545	102
Ingredion Inc	13,965	1,556
Inter Parfums Inc	3,806	203
J&J Snack Foods Corp	3,364	476
John B Sanfilippo & Son Inc	1,519	103
Lamb Weston Holdings Inc	28,100	1,791
Lancaster Colony Corp	3,729	470
Landec Corp *	4,693	66
Limoneira Co	1,295	31
Medifast Inc	1,764	258
MGP Ingredients Inc (A)	2,300	204
National Beverage Corp	2,352	222

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Natural Grocers by Vitamin Cottage Inc *	1,085	$11
Natural Health Trends Corp (A)	2,100	46
Nature’s Sunshine Products Inc *	437	4
Nu Skin Enterprises Inc, Cl A	10,505	860
Oil-Dri Corp of America	1,010	39
Orchids Paper Products Co *	800	3
Performance Food Group Co *	18,600	665
Pilgrim’s Pride Corp *	10,507	205
Pinnacle Foods Inc	23,000	1,471
Post Holdings Inc *	12,869	989
PriceSmart Inc	4,023	341
Primo Water Corp *	4,100	70
Revlon Inc, Cl A *(A)	2,920	50
Rite Aid Corp *(A)	250,927	401
Sanderson Farms Inc (A)	3,941	386
Seaboard Corp	57	232
Seneca Foods Corp, Cl A *	2,462	67
Smart & Final Stores Inc *	3,500	16
SpartanNash Co	7,336	182
Spectrum Brands Holdings Inc	5,339	425
Sprouts Farmers Market Inc *	24,200	525
SUPERVALU Inc *	7,459	138
Tootsie Roll Industries Inc (A)	3,307	96
TreeHouse Foods Inc *	9,809	470
United Natural Foods Inc *	10,498	479
Universal Corp/VA	5,245	347
US Foods Holding Corp *	40,100	1,431
USANA Health Sciences Inc *	1,832	214
Vector Group Ltd (A)	19,313	375
Village Super Market Inc, Cl A	1,962	57
WD-40 Co (A)	2,786	383
Weis Markets Inc	1,704	93

		26,877

Energy — 4.8%
Abraxas Petroleum Corp *	16,494	45
Adams Resources & Energy Inc	300	13
Antero Resources Corp *(A)	49,200	940
Apergy *	15,600	674
Arch Coal Inc (A)	3,500	288
Archrock Inc	31,083	359
Ardmore Shipping Corp	2,100	17
Basic Energy Services Inc *	1,800	24
Bonanza Creek Energy Inc, Oil & Gas *	4,100	151
Bristow Group Inc	5,303	63
C&J Energy Services Inc *	9,400	253
Cactus, Cl A *	4,400	148
California Resources Corp *	10,400	382
Callon Petroleum Co *(A)	37,785	447
CARBO Ceramics Inc *(A)	2,350	23
Carrizo Oil & Gas Inc *(A)	13,509	341

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Centennial Resource Development Inc/DE, Cl A *(A)	32,000	$563
Cheniere Energy Inc *	39,565	2,636
Chesapeake Energy Corp *(A)	165,900	742
Clean Energy Fuels Corp *	20,388	64
Cloud Peak Energy Inc *	15,200	55
CNX Resources Corp *	48,000	776
CONSOL Energy Inc *	5,075	224
Contango Oil & Gas Co *	2,535	11
Continental Resources Inc/OK *(A)	16,796	1,131
CVR Energy Inc (A)	1,897	72
Delek US Holdings Inc	14,946	834
Denbury Resources Inc *(A)	73,000	310
DHT Holdings Inc	14,000	58
Diamond Offshore Drilling Inc *(A)	12,200	222
Diamondback Energy Inc	18,975	2,291
Dorian LPG Ltd *	6,747	54
Dril-Quip Inc *(A)	7,687	369
Earthstone Energy Inc, Cl A *	8,700	77
Eclipse Resources Corp *	3,800	6
Energen Corp *	18,789	1,275
Energy XXI Gulf Coast Inc *	6,000	45
Ensco PLC, Cl A (A)	79,824	519
EP Energy Corp, Cl A *	3,800	11
Era Group Inc *	2,093	27
Evolution Petroleum Corp	4,027	38
Exterran Corp *	7,541	208
Extraction Oil & Gas Inc *(A)	24,500	416
Fairmount Santrol Holdings Inc *	37,600	212
Forum Energy Technologies Inc *	20,705	293
Frank’s International NV (A)	5,300	39
Frontline Ltd/Bermuda (A)	20,320	117
FTS International *	4,300	81
GasLog Ltd (A)	8,650	156
Gener8 Maritime Inc *	7,800	52
Geospace Technologies Corp *	1,598	18
Golar LNG Ltd (A)	17,702	460
Green Plains Inc	7,690	164
Gulfport Energy Corp *	33,781	375
Halcon Resources *	27,800	135
Helix Energy Solutions Group Inc *	29,969	228
HighPoint Resources *	19,564	140
HollyFrontier Corp	34,254	2,644
Independence Contract Drilling Inc *	10,200	43
International Seaways Inc *	5,366	112
Jagged Peak Energy Inc *(A)	13,700	165
Jones Energy Inc, Cl A *(A)	17,290	9
Keane Group Inc *	13,900	204
Kosmos Energy Ltd *	46,475	361
Laredo Petroleum Inc *(A)	29,589	275
Liberty Oilfield Services, Cl A *(A)	5,600	119
Mammoth Energy Services Inc *	2,721	103

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Matador Resources Co *	19,800	$556
Matrix Service Co *	4,781	93
McDermott International *(A)	35,676	775
Murphy Oil Corp (A)	31,200	959
Nabors Industries Ltd	69,561	520
NACCO Industries Inc, Cl A	1,005	39
Natural Gas Services Group Inc *	3,044	70
Navios Maritime Acquisition Corp	9,600	7
NCS Multistage Holdings Inc *	100	2
Newpark Resources Inc *	18,020	196
Noble Corp PLC *(A)	51,900	289
Nordic American Tankers Ltd (A)	16,977	40
Oasis Petroleum Inc *	55,797	727
Oceaneering International Inc	20,846	497
Oil States International Inc *	11,199	396
Overseas Shipholding Group Inc, Cl A *	8,900	32
Pacific Ethanol Inc *	2,400	8
Panhandle Oil and Gas Inc, Cl A	3,182	66
Par Pacific Holdings Inc *	6,786	121
Parker Drilling Co *	16,551	7
Parsley Energy Inc, Cl A *	45,500	1,341
Patterson-UTI Energy	39,522	817
PBF Energy Inc, Cl A	22,077	1,042
PDC Energy Inc *	12,293	744
Peabody Energy Corp	12,500	541
Penn Virginia Corp *	2,900	200
PHI Inc *	1,443	16
Pioneer Energy Services Corp *	9,836	54
ProPetro Holding Corp *	11,400	185
QEP Resources Inc *	44,300	536
Renewable Energy Group Inc *	6,900	123
Resolute Energy Corp *(A)	4,400	157
REX American Resources Corp *	1,300	99
RigNet Inc *	1,441	17
Ring Energy Inc *	10,100	139
Rowan Cos PLC, Cl A *	23,800	371
RPC Inc (A)	10,999	181
RSP Permian Inc *	25,400	1,111
Sanchez Energy Corp *(A)	12,530	49
SandRidge Energy *	7,100	103
Scorpio Tankers Inc	36,143	105
SEACOR Holdings Inc *	3,374	176
SEACOR Marine Holdings Inc *	3,391	80
Select Energy Services Inc, Cl A *	4,900	70
SemGroup Corp, Cl A (A)	13,044	330
Ship Finance International Ltd (A)	11,476	164
SM Energy Co (A)	20,713	543
Smart Sand Inc *(A)	4,700	29
Solaris Oilfield Infrastructure Inc, Cl A *(A)	5,400	83
Southwestern Energy Co *	121,400	574
SRC Energy Inc *	43,962	569
Superior Energy Services Inc *	26,860	294

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Talos Energy *	4,900	$157
Targa Resources Corp	40,859	1,987
Teekay Corp (A)	18,654	149
Teekay Tankers Ltd, Cl A (A)	18,023	20
Tellurian Inc *(A)	11,200	125
TETRA Technologies Inc *	16,405	69
Transocean Ltd *(A)	82,400	1,042
Ultra Petroleum Corp *(A)	39,500	70
Unit Corp *	9,995	218
Uranium Energy Corp *(A)	51,500	77
US Silica Holdings Inc (A)	15,626	483
W&T Offshore Inc *	15,938	109
Weatherford International PLC *(A)	169,900	576
Whiting Petroleum Corp *	16,940	888
WildHorse Resource Development Corp *(A)	11,700	314
World Fuel Services Corp	15,541	324
WPX Energy Inc *	78,800	1,435

		47,993

Financials — 15.6%
1st Source Corp	4,158	221
Access National Corp	2,878	82
ACNB Corp	900	28
AG Mortgage Investment Trust Inc ‡	2,988	56
Alleghany Corp	2,867	1,636
Allegiance Bancshares Inc *	2,100	91
Ally Financial Inc	86,500	2,219
Ambac Financial Group Inc *	8,400	156
American Equity Investment Life Holding Co	17,078	605
American Financial Group Inc/OH	13,753	1,511
American National Bankshares Inc	1,206	48
American National Insurance Co	1,331	158
Ameris Bancorp	7,852	437
AMERISAFE Inc	3,933	235
Ames National Corp	1,097	33
AmTrust Financial Services Inc (A)	17,918	239
Annaly Capital Management Inc ‡	223,915	2,335
Anworth Mortgage Asset Corp ‡	20,368	103
Apollo Commercial Real Estate Finance
Inc ‡(A)	20,619	383
Arch Capital Group Ltd *	23,536	1,846
Ares Commercial Real Estate Corp ‡	4,800	66
Argo Group International Holdings Ltd	6,816	414
Arlington Asset Investment Corp, Cl A (A)	3,412	39
ARMOUR Residential Inc ‡	7,624	177
Arrow Financial Corp	2,186	82
Artisan Partners Asset Management Inc, Cl A	8,800	284
Aspen Insurance Holdings Ltd	13,095	568
Associated Banc-Corp	31,536	870
Assured Guaranty Ltd	24,787	880
Athene Holding Ltd, Cl A *	22,700	1,014
Atlantic Capital Bancshares Inc *	4,300	90

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Atlas Financial Holdings Inc *	2,600	$28
Axis Capital Holdings Ltd	15,268	868
B. Riley Financial Inc	2,800	59
Baldwin & Lyons Inc, Cl B	1,481	35
Banc of California Inc	8,800	171
BancFirst Corp	3,650	218
Banco Latinoamericano de Comercio Exterior SA, Cl E	5,312	141
Bancorp Inc/The *	10,004	113
BancorpSouth Bank	18,682	626
Bank of Hawaii Corp (A)	9,124	775
Bank of Marin Bancorp	907	70
Bank of NT Butterfield & Son Ltd/The	10,900	521
Bank of the Ozarks	23,170	1,102
BankFinancial Corp	4,897	87
BankUnited Inc	22,296	940
Bankwell Financial Group Inc	300	9
Banner Corp	6,251	375
Bar Harbor Bankshares	2,850	86
Beneficial Bancorp Inc	13,988	229
Berkshire Hills Bancorp Inc	7,750	305
BGC Partners Inc, Cl A	47,136	540
Blue Hills Bancorp Inc	4,700	96
BofI Holding Inc *(A)	11,936	492
BOK Financial Corp	5,493	555
Boston Private Financial Holdings Inc	17,215	293
Bridge Bancorp Inc	3,412	126
BrightSphere Investment Group	15,300	237
Brookline Bancorp Inc	14,374	262
Brown & Brown Inc	44,652	1,240
Bryn Mawr Bank Corp	4,522	212
BSB Bancorp Inc/MA *	1,200	41
Byline Bancorp *	3,200	69
C&F Financial Corp	300	18
Cadence BanCorp, Cl A	7,600	222
Camden National Corp	3,058	140
Cannae Holdings Inc *	14,962	299
Capital City Bank Group Inc	2,861	65
Capitol Federal Financial Inc	26,187	344
Capstead Mortgage Corp ‡	18,718	171
Carolina Financial Corp	3,500	153
Cathay General Bancorp	15,415	650
CenterState Bank Corp	13,185	405
Central Pacific Financial Corp	6,810	201
Central Valley Community Bancorp	1,500	32
Century Bancorp Inc/MA, Cl A	300	24
Charter Financial Corp/MD	2,200	54
Chemical Financial Corp	13,649	766
CIT Group Inc	25,461	1,271
Citizens & Northern Corp	1,840	47
Citizens Inc/TX, Cl A *(A)	7,833	58
City Holding Co	3,785	281

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CNA Financial Corp	5,975	$281
CNB Financial Corp/PA	2,048	62
CNO Financial Group Inc	31,225	625
CoBiz Financial Inc	8,171	182
Codorus Valley Bancorp Inc	1,764	53
Cohen & Steers Inc	3,936	153
Columbia Banking System Inc	15,629	665
Commerce Bancshares Inc/MO	18,155	1,172
Community Bank System Inc (A)	10,151	608
Community Trust Bancorp Inc	3,393	173
ConnectOne Bancorp Inc	6,383	168
Cowen, Cl A *(A)	3,630	54
Crawford & Co, Cl B	3,520	28
Credit Acceptance Corp *(A)	2,412	851
Cullen/Frost Bankers Inc	10,705	1,223
Customers Bancorp Inc *	7,470	226
CVB Financial Corp	23,179	538
Diamond Hill Investment Group Inc	554	109
Dime Community Bancshares Inc	5,583	114
Donnelley Financial Solutions Inc *	4,957	76
Dynex Capital Inc ‡	6,593	43
Eagle Bancorp Inc *	6,806	412
East West Bancorp Inc	27,666	1,922
Eaton Vance Corp	21,525	1,158
eHealth Inc *	3,174	68
EMC Insurance Group Inc	1,050	27
Employers Holdings Inc	7,074	280
Encore Capital Group Inc *	5,075	200
Enova International Inc *	5,566	187
Enstar Group Ltd *	2,251	458
Enterprise Bancorp Inc/MA	1,148	46
Enterprise Financial Services Corp	4,749	259
Equity Bancshares Inc, Cl A *	1,600	64
Erie Indemnity Co, Cl A	5,387	609
Essent Group Ltd *	15,700	539
Evercore Inc, Cl A	7,076	739
EZCORP Inc, Cl A *	7,457	93
FactSet Research Systems Inc (A)	7,286	1,465
Farmers & Merchants Bancorp Inc/Archbold OH	1,800	74
Farmers Capital Bank Corp	1,300	69
Farmers National Banc Corp	4,900	77
FB Financial Corp	3,100	127
FBL Financial Group Inc, Cl A	1,682	132
FCB Financial Holdings Inc, Cl A *	6,800	414
Federal Agricultural Mortgage Corp, Cl C	1,988	186
Federated Investors Inc, Cl B (A)	20,470	497
Federated National Holding Co	1,300	30
Fidelity Southern Corp	3,513	86
Financial Engines Inc	11,664	521
Financial Institutions Inc	3,243	103
First American Financial Corp	20,772	1,082

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
First Bancorp Inc/ME	3,052	$88
First BanCorp/Puerto Rico *	31,616	245
First Bancorp/Southern Pines NC	6,545	272
First Bancshares Inc/The	2,600	89
First Busey Corp	7,792	250
First Business Financial Services Inc	1,000	26
First Citizens BancShares Inc/NC, Cl A	1,491	655
First Commonwealth Financial Corp	22,901	359
First Community Bancshares Inc/VA	4,442	153
First Connecticut Bancorp Inc/Farmington CT	3,625	93
First Defiance Financial Corp	2,292	143
First Financial Bancorp	17,633	555
First Financial Bankshares Inc (A)	11,756	618
First Financial Corp/IN	1,612	70
First Foundation Inc *	5,100	99
First Hawaiian Inc	10,800	316
First Horizon National Corp	54,757	1,015
First Internet Bancorp	1,100	39
First Interstate BancSystem Inc, Cl A	5,291	231
First Merchants Corp	8,833	402
First Mid-Illinois Bancshares Inc	2,100	79
First Midwest Bancorp Inc/IL	18,542	487
First Northwest Bancorp *	3,500	57
First of Long Island Corp/The	4,995	127
First Republic Bank/CA	31,143	3,102
FirstCash Inc	8,520	773
Flagstar Bancorp Inc *	4,600	160
Flushing Financial Corp	6,070	162
FNB Corp/PA (Pennsylvania)	68,689	910
FNF Group	50,358	1,861
Franklin Financial Network Inc *	2,800	102
Fulton Financial Corp	37,212	649
GAIN Capital Holdings Inc (A)	5,300	44
GAMCO Investors Inc, Cl A	1,931	50
Genworth Financial Inc, Cl A *	101,800	350
German American Bancorp Inc	3,966	143
Glacier Bancorp Inc	15,880	619
Global Indemnity Ltd	1,002	38
Granite Point Mortgage Trust Inc ‡	11,741	215
Great Ajax Corp ‡	2,900	38
Great Southern Bancorp Inc	2,499	144
Great Western Bancorp Inc	12,300	536
Green Bancorp Inc	4,100	92
Green Dot Corp, Cl A *	8,955	638
Greenhill & Co Inc	5,871	155
Greenlight Capital Re Ltd, Cl A *	6,409	92
Guaranty Bancorp	4,005	135
Guaranty Bancshares	3,000	98
Hallmark Financial Services Inc *	2,900	29
Hamilton Lane Inc, Cl A	2,700	126
Hancock Holding Co	17,914	900
Hanmi Financial Corp	5,678	170

SEI Institutional Investments Trust / Annual Report / May 31, 2018	7

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡(A)	11,500	$211
Hanover Insurance Group Inc/The	7,917	960
HarborOne Bancorp Inc *	4,300	79
HCI Group Inc	1,115	46
Health Insurance Innovations Inc, Cl A *(A)	2,300	73
Heartland Financial USA Inc	4,975	273
Heritage Commerce Corp	7,300	125
Heritage Financial Corp/WA	4,871	157
Heritage Insurance Holdings Inc (A)	3,800	64
Hilltop Holdings Inc	13,438	315
Hingham Institution for Savings	300	64
Home Bancorp Inc	1,200	53
Home BancShares Inc/AR	33,832	779
HomeStreet Inc *	4,372	117
HomeTrust Bancshares Inc *	4,102	110
Hope Bancorp Inc	26,995	486
Horace Mann Educators Corp	7,114	314
Horizon Bancorp/IN	3,750	118
Houlihan Lokey Inc, Cl A	5,200	254
IBERIABANK Corp	10,784	862
Impac Mortgage Holdings Inc *(A)	4,500	38
Independent Bank Corp/MI	5,400	138
Independent Bank Corp/Rockland MA (A)	6,202	486
Independent Bank Group Inc	4,700	354
Infinity Property & Casualty Corp	1,814	263
Interactive Brokers Group Inc, Cl A	13,227	963
International Bancshares Corp	11,450	495
INTL FCStone Inc *	3,268	163
Invesco Mortgage Capital Inc ‡	22,471	365
Investment Technology Group Inc	6,017	132
Investors Bancorp Inc	55,043	734
Investors Title Co	400	74
James River Group Holdings Ltd	4,800	182
Kearny Financial Corp/MD	17,129	248
Kemper Corp	7,836	607
Kinsale Capital Group Inc	2,100	111
KKR Real Estate Finance Trust ‡	2,900	59
Ladder Capital Corp, Cl A	13,688	212
Ladenburg Thalmann Financial Services Inc	12,600	45
Lakeland Bancorp Inc	8,293	167
Lakeland Financial Corp	4,957	242
Lazard Ltd, Cl A (B)	22,231	1,144
LCNB Corp	2,500	49
LegacyTexas Financial Group Inc	8,510	357
Legg Mason Inc (A)	18,200	678
LendingClub Corp *	56,500	186
LendingTree Inc *(A)	1,400	362
Live Oak Bancshares Inc	6,500	192
LPL Financial Holdings Inc	16,662	1,146
Macatawa Bank Corp	5,200	63
Maiden Holdings Ltd	15,823	138

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Markel Corp *	2,643	$2,900
MarketAxess Holdings Inc	7,052	1,507
Marlin Business Services Corp	1,822	54
MB Financial Inc	14,926	737
MBIA Inc *(A)	21,782	178
MBT Financial Corp	1,400	15
Mercantile Bank Corp	3,557	128
Mercury General Corp (A)	5,578	263
Meridian Bancorp Inc	12,127	237
Meta Financial Group Inc	2,100	238
MFA Financial Inc ‡	76,197	593
MGIC Investment Corp *	78,318	814
Midland States Bancorp Inc	1,700	55
MidWestOne Financial Group Inc	2,369	79
Moelis & Co, Cl A	7,200	427
Morningstar Inc	4,020	482
MTGE Investment Corp ‡	9,665	193
MutualFirst Financial Inc	700	27
National Bank Holdings Corp, Cl A	4,600	179
National Bankshares Inc	1,036	50
National Commerce Corp *	1,700	78
National General Holdings Corp	10,300	282
National Western Life Group Inc, Cl A	510	159
Nationstar Mortgage Holdings Inc *	6,046	108
Navigators Group Inc/The	4,166	245
NBT Bancorp Inc	9,908	378
Nelnet Inc, Cl A	4,831	297
New York Community Bancorp Inc (A)	91,639	1,062
New York Mortgage Trust Inc ‡(A)	20,438	126
Nicolet Bankshares Inc *	2,000	114
NMI Holdings Inc, Cl A *	8,800	147
Northfield Bancorp Inc	8,705	142
Northrim BanCorp Inc	1,300	52
Northwest Bancshares Inc	18,499	319
OceanFirst Financial Corp	7,568	222
Ocwen Financial Corp *	20,161	88
OFG Bancorp	11,825	167
Old Line Bancshares Inc	3,000	103
Old National Bancorp/IN	26,794	481
Old Republic International Corp	48,044	1,008
Old Second Bancorp Inc	8,600	129
On Deck Capital Inc *	11,400	76
OneMain Holdings Inc, Cl A *	13,500	439
Oppenheimer Holdings Inc, Cl A	2,164	61
Opus Bank	3,100	92
Orchid Island Capital Inc, Cl A ‡(A)	6,800	50
Oritani Financial Corp	7,124	113
Orrstown Financial Services Inc	100	3
Owens Realty Mortgage Inc ‡	2,000	34
Pacific Premier Bancorp Inc *	8,176	338
PacWest Bancorp	24,612	1,306
Park National Corp	2,805	322

8	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PCSB Financial Corp	4,700	$96
Peapack Gladstone Financial Corp	2,654	92
Penns Woods Bancorp Inc	652	30
PennyMac Financial Services Inc, Cl A *	1,100	22
PennyMac Mortgage Investment Trust ‡	14,063	263
Peoples Bancorp Inc/OH	3,010	113
Peoples Financial Services Corp	900	42
People’s Utah Bancorp	2,500	91
PHH Corp *	9,932	107
Pinnacle Financial Partners Inc	13,227	887
Piper Jaffray Cos	3,277	245
PJT Partners Inc	3,200	177
Popular Inc	19,256	871
PRA Group Inc *(A)	9,058	350
Preferred Bank/Los Angeles CA	3,037	193
Premier Financial Bancorp Inc	500	11
Primerica Inc	9,429	927
ProAssurance Corp	11,625	446
Prosperity Bancshares Inc (A)	14,069	1,019
Provident Financial Services Inc	11,979	335
QCR Holdings Inc	2,200	106
Radian Group Inc	46,148	734
Redwood Trust Inc ‡	16,405	268
Regional Management Corp *	2,800	100
Reinsurance Group of America Inc, Cl A	12,616	1,885
RenaissanceRe Holdings Ltd	7,606	934
Renasant Corp	9,660	463
Republic Bancorp Inc/KY, Cl A	1,298	57
Republic First Bancorp Inc *	9,800	84
RLI Corp (A)	7,982	524
S&T Bancorp Inc	8,132	367
Safeguard Scientifics Inc *	3,396	45
Safety Insurance Group Inc	2,931	252
Sandy Spring Bancorp Inc	6,110	254
Santander Consumer USA Holdings Inc	28,300	507
Seacoast Banking Corp of Florida *	7,698	240
SEI Investments Co	25,919	1,653
Selective Insurance Group Inc	12,384	704
ServisFirst Bancshares Inc	9,400	395
Shore Bancshares Inc	3,000	57
SI Financial Group Inc	711	11
Sierra Bancorp	2,978	84
Signature Bank/New York NY *	10,270	1,309
Simmons First National Corp, Cl A	14,948	478
SLM Corp *	82,700	945
South State Corp	7,820	700
Southern First Bancshares Inc *	400	19
Southern Missouri Bancorp Inc	600	22
Southern National Bancorp of Virginia Inc	6,000	105
Southside Bancshares Inc	6,162	210
Starwood Property Trust Inc ‡	47,980	1,042
State Auto Financial Corp	3,690	115

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
State Bank Financial Corp	6,384	$214
Sterling Bancorp/DE	39,815	977
Stewart Information Services Corp	4,241	179
Stifel Financial Corp	14,282	840
Stock Yards Bancorp Inc	4,702	187
Summit Financial Group Inc	1,700	44
Sutherland Asset Management Corp ‡	6,000	94
Synovus Financial Corp	22,392	1,212
TCF Financial Corp	32,339	851
TD Ameritrade Holding Corp	57,573	3,408
Territorial Bancorp Inc	773	24
Texas Capital Bancshares Inc *	9,423	908
TFS Financial Corp	12,343	198
Third Point Reinsurance Ltd *	22,100	295
Tiptree Inc	9,700	64
Tompkins Financial Corp	2,905	245
Towne Bank/Portsmouth VA	14,467	458
TPG RE Finance Trust ‡	3,900	80
TriCo Bancshares	3,109	121
TriState Capital Holdings Inc *	2,600	67
Triumph Bancorp Inc *	4,500	185
Trupanion Inc *(A)	3,600	114
TrustCo Bank Corp NY	21,626	188
Trustmark Corp	15,139	487
Two Harbors Investment Corp ‡	38,120	593
UMB Financial Corp	9,745	751
Umpqua Holdings Corp	43,631	1,027
Union Bankshares Corp	12,524	515
Union Bankshares Inc/Morrisville VT	400	20
United Bankshares Inc/WV (A)	19,137	698
United Community Banks Inc/GA	15,374	499
United Community Financial Corp/OH	6,700	70
United Financial Bancorp Inc	11,373	198
United Fire Group Inc	4,071	218
United Insurance Holdings Corp	1,900	39
Universal Insurance Holdings Inc	5,300	189
Univest Corp of Pennsylvania	4,715	137
Validus Holdings Ltd	14,526	984
Valley National Bancorp	55,870	710
Veritex Holdings Inc *	3,800	117
VICI Properties ‡	51,300	994
Virtu Financial Inc, Cl A	6,100	189
Virtus Investment Partners Inc	1,300	163
Voya Financial Inc	35,300	1,834
Waddell & Reed Financial Inc, Cl A (A)	16,402	318
Walker & Dunlop Inc	4,923	276
Washington Federal Inc	18,736	608
Washington Trust Bancorp Inc	3,970	242
Waterstone Financial Inc	4,000	69
Webster Financial Corp	18,051	1,157
WesBanco Inc	8,388	391
West Bancorporation Inc	3,785	94

SEI Institutional Investments Trust / Annual Report / May 31, 2018	9

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Westamerica Bancorporation (A)	4,755	$272
Western Alliance Bancorp *	18,361	1,106
Western Asset Mortgage Capital Corp ‡	6,644	70
Western New England Bancorp Inc	5,000	54
Westwood Holdings Group Inc	1,828	106
White Mountains Insurance Group Ltd	762	687
Wintrust Financial Corp	10,949	1,009
WisdomTree Investments Inc	20,675	227
WMIH Corp *	36,200	49
World Acceptance Corp *	976	105
WR Berkley Corp	18,524	1,417
WSFS Financial Corp	5,829	305

		155,638

Health Care — 10.8%
AAC Holdings Inc *	1,600	17
Abaxis Inc	4,493	372
Abeona Therapeutics Inc *(A)	7,000	124
Acadia Healthcare *(A)	17,087	687
ACADIA Pharmaceuticals *(A)	18,600	337
Accelerate Diagnostics Inc *(A)	4,900	100
Acceleron Pharma Inc *	7,400	263
Accuray Inc *(A)	14,863	65
Aceto Corp	4,717	12
Achaogen Inc *(A)	5,900	73
Achillion Pharmaceuticals Inc *	23,198	79
Aclaris Therapeutics Inc *	4,000	72
Acorda Therapeutics Inc *	9,642	253
Adamas Pharmaceuticals Inc *(A)	3,000	86
Addus HomeCare Corp *	2,200	126
Aduro Biotech Inc *	7,800	69
Advaxis Inc *	4,700	9
Aerie Pharmaceuticals Inc *(A)	7,700	395
Agenus Inc *(A)	16,000	54
Agios Pharmaceuticals Inc *(A)	9,200	860
Aimmune Therapeutics Inc *(A)	6,400	212
Akcea Therapeutics Inc *(A)	3,800	92
Akebia Therapeutics Inc *	9,700	95
Akorn Inc *	16,827	235
Alder Biopharmaceuticals Inc *(A)	16,500	288
Alkermes PLC *(A)	28,953	1,367
Allscripts Healthcare Solutions Inc *	37,453	474
Alnylam Pharmaceuticals Inc *	16,689	1,660
AMAG Pharmaceuticals Inc *(A)	6,003	147
Amedisys Inc *(A)	5,671	433
American Renal Associates Holdings Inc *	1,700	25
Amicus Therapeutics Inc *(A)	37,300	630
AMN Healthcare Services Inc *	9,809	554
Amneal Pharmaceuticals *(A)	13,488	266
Amphastar Pharmaceuticals Inc *	7,300	115
Analogic Corp	2,420	202
AnaptysBio Inc *(A)	3,500	272

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Anavex Life Sciences Corp *(A)	11,600	$32
AngioDynamics Inc *	7,370	155
ANI Pharmaceuticals Inc *	1,000	63
Anika Therapeutics Inc *	3,070	125
Antares Pharma Inc *	13,000	34
Apellis Pharmaceuticals Inc *(A)	3,900	80
Aratana Therapeutics Inc *	6,400	33
Ardelyx Inc *	4,600	18
Arena Pharmaceuticals Inc *	8,565	392
ARMO BioSciences *	2,600	130
Array BioPharma Inc *	43,060	704
Assembly Biosciences Inc *	2,900	123
Atara Biotherapeutics Inc *(A)	6,000	299
athenahealth Inc *	7,592	1,142
Athersys Inc *(A)	15,300	37
AtriCure Inc *	6,020	143
Atrion Corp	230	136
Audentes Therapeutics Inc *	3,100	117
AxoGen Inc *	6,100	300
Axovant Sciences Ltd *	6,300	11
Bellicum Pharmaceuticals Inc *	6,500	53
BioCryst Pharmaceuticals Inc *	13,600	87
Biohaven Pharmaceutical Holding Co Ltd *	6,000	210
BioMarin Pharmaceutical Inc *	33,846	3,058
Bio-Rad Laboratories Inc, Cl A *	4,153	1,192
BioScrip Inc *(A)	21,711	58
BioSpecifics Technologies Corp *	1,400	61
Bio-Techne Corp	7,325	1,101
BioTelemetry Inc *	5,500	232
BioTime Inc *(A)	19,600	44
Bluebird Bio Inc *	9,300	1,665
Blueprint Medicines Corp *	9,100	765
Brookdale Senior Living Inc, Cl A *	37,509	295
Bruker Corp	20,632	625
Calithera Biosciences Inc *	6,200	32
Cambrex Corp *(A)	6,360	288
Cantel Medical Corp	7,777	848
Capital Senior Living Corp *	5,312	58
Cara Therapeutics Inc *(A)	4,500	70
Cardiovascular Systems Inc *	6,125	184
Castlight Health Inc, Cl B *	2,800	10
Catalent Inc *	25,000	981
Catalyst Pharmaceuticals Inc *	23,400	90
Celldex Therapeutics Inc *	15,756	9
Cerus Corp *	34,197	225
Charles River Laboratories International Inc *	8,806	947
Chemed Corp	2,945	960
ChemoCentryx Inc *	2,000	26
Chimerix Inc *	7,900	36
Civitas Solutions Inc *	3,000	48
Clearside Biomedical Inc *	3,600	35

10	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Clovis Oncology Inc *	9,766	$459
Codexis Inc *	11,400	171
Coherus Biosciences Inc *	8,700	136
Collegium Pharmaceutical Inc *	6,400	145
Community Health Systems Inc *(A)	21,729	89
Computer Programs & Systems Inc (A)	1,702	55
Concert Pharmaceuticals Inc *	3,900	80
ConforMIS Inc *	9,200	13
CONMED Corp	5,608	385
Corbus Pharmaceuticals Holdings Inc *(A)	9,100	56
Corcept Therapeutics Inc *(A)	17,500	324
Corium International Inc *	6,300	54
CorVel Corp *	1,434	72
Cotiviti Holdings Inc *	7,900	269
Cross Country Healthcare Inc *	9,179	112
CryoLife Inc *	5,045	139
Curis *	5,700	16
Cutera Inc *	2,900	122
Cytokinetics Inc *	8,500	77
CytomX Therapeutics Inc *	7,600	195
Denali Therapeutics *	5,200	100
Depomed Inc *	11,355	71
Dermira Inc *	7,200	62
DexCom Inc *(A)	16,524	1,454
Diplomat Pharmacy Inc *	9,800	231
Durect Corp *	31,600	61
Dynavax Technologies Corp *(A)	11,689	185
Eagle Pharmaceuticals Inc/DE *(A)	1,300	88
Edge Therapeutics Inc *	4,300	4
Editas Medicine Inc *(A)	8,000	307
Emergent BioSolutions Inc *	6,884	355
Enanta Pharmaceuticals Inc *	3,300	329
Encompass Health Corp	19,341	1,252
Endo International PLC *	38,600	243
Endologix Inc *	15,995	90
Ensign Group Inc/The	10,436	382
Enzo Biochem Inc *	10,000	65
Epizyme Inc *(A)	9,700	169
Esperion Therapeutics Inc *(A)	3,900	150
Evolent Health Inc, Cl A *(A)	14,800	303
Exact Sciences Corp *(A)	23,054	1,373
Exelixis Inc *	55,200	1,144
Fate Therapeutics Inc *	10,300	113
FibroGen Inc *	12,700	685
Five Prime Therapeutics Inc *	5,300	93
Flexion Therapeutics Inc *(A)	6,800	184
Fluidigm Corp *	4,553	25
Foundation Medicine Inc *(A)	2,952	293
G1 Therapeutics *	2,500	108
Genesis Healthcare Inc, Cl A *	2,900	6
GenMark Diagnostics Inc *	4,900	36
Genomic Health Inc *	4,697	188

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Geron Corp *(A)	23,970	$97
Glaukos Corp *(A)	6,500	246
Global Blood Therapeutics Inc *	7,501	361
Globus Medical Inc, Cl A *	12,900	717
Haemonetics Corp *	10,847	980
Halozyme Therapeutics Inc *	26,858	494
Halyard Health Inc *	9,200	505
HealthEquity Inc *(A)	9,400	699
HealthStream Inc	5,964	166
Heron Therapeutics Inc *(A)	12,700	414
Heska Corp *	1,500	160
Hill-Rom Holdings Inc	13,001	1,196
HMS Holdings Corp *	17,331	375
Horizon Pharma Plc *	32,500	530
ICU Medical Inc *	3,227	939
Idera Pharmaceuticals Inc *	32,300	66
Immune Design Corp *	3,200	14
ImmunoGen Inc *	25,252	289
Immunomedics Inc *(A)	22,057	487
Innoviva Inc *(A)	14,009	207
Inogen Inc *	3,100	566
Inovalon Holdings Inc, Cl A *(A)	10,600	110
Inovio Pharmaceuticals Inc *(A)	16,000	76
Insmed Inc *(A)	14,400	401
Insulet Corp *	10,821	1,015
Insys Therapeutics Inc *(A)	3,800	25
Integer Holdings Corp *	6,230	411
Integra LifeSciences Holdings Corp *	12,204	788
Intellia Therapeutics Inc *(A)	5,300	144
Intercept Pharmaceuticals Inc *	3,276	230
Intersect ENT Inc *	4,900	209
Intra-Cellular Therapies Inc, Cl A *	7,100	165
Intrexon Corp *(A)	11,400	189
Invacare Corp	6,889	114
Invitae Corp *(A)	4,500	33
Ionis Pharmaceuticals Inc *(A)	23,294	1,087
Iovance Biotherapeutics Inc *	13,900	203
iRhythm Technologies Inc *	2,600	198
Ironwood Pharmaceuticals Inc, Cl A *(A)	30,254	562
Jounce Therapeutics Inc *(A)	1,600	18
K2M Group Holdings Inc *	7,500	178
Karyopharm Therapeutics Inc *	5,000	93
Keryx Biopharmaceuticals Inc *(A)	17,594	93
Kindred Biosciences Inc *	9,600	98
Kindred Healthcare Inc *	14,973	134
Kura Oncology Inc *	4,900	82
La Jolla Pharmaceutical Co *(A)	3,000	94
Lannett Co Inc *(A)	5,200	86
Lantheus Holdings Inc *	7,300	102
LeMaitre Vascular Inc	3,200	109
Lexicon Pharmaceuticals Inc *(A)	9,305	108
LHC Group Inc *	4,947	381

SEI Institutional Investments Trust / Annual Report / May 31, 2018	11

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
LifePoint Health Inc *(A)	8,396	$444
Ligand Pharmaceuticals Inc *(A)	4,028	774
LivaNova PLC *	9,200	865
Loxo Oncology Inc *	4,300	763
Luminex Corp	8,555	242
MacroGenics Inc *(A)	5,400	123
Madrigal Pharmaceuticals Inc *(A)	1,100	292
Magellan Health Inc *	4,540	415
Mallinckrodt PLC *(A)	18,700	315
Masimo Corp *	8,993	891
Medicines Co/The *(A)	15,457	523
MediciNova Inc *(A)	5,900	55
Medidata Solutions Inc *(A)	10,594	817
MEDNAX Inc *	19,356	887
Medpace Holdings Inc *	2,400	101
Melinta Therapeutics Inc *	1,700	11
Meridian Bioscience Inc	7,741	115
Merit Medical Systems Inc *	10,275	527
Merrimack Pharmaceuticals Inc *	2,350	21
MiMedx Group Inc *(A)	21,000	177
Minerva Neurosciences Inc *	3,700	33
Molina Healthcare Inc *(A)	8,636	733
Momenta Pharmaceuticals Inc *	15,554	367
MyoKardia Inc *	4,100	195
Myriad Genetics Inc *	13,626	497
NanoString Technologies Inc *	3,500	45
NantKwest Inc *	4,700	17
Natera Inc *	7,200	84
National HealthCare Corp	2,094	139
National Research Corp, Cl A	1,112	38
Natus Medical Inc *	6,558	242
Neogen Corp *	10,806	818
NeoGenomics Inc *(A)	13,300	154
Neos Therapeutics Inc *	8,500	57
Neurocrine Biosciences Inc *	16,900	1,627
Nevro Corp *(A)	6,200	488
NewLink Genetics Corp *(A)	3,916	21
Novavax Inc *(A)	49,853	81
Novocure Ltd *	9,900	311
NuVasive Inc *	11,178	573
NxStage Medical Inc *	13,347	369
Ocular Therapeutix Inc *	1,700	12
Omeros Corp *(A)	9,100	186
Omnicell Inc *	6,812	317
OPKO Health Inc *(A)	54,184	210
OraSure Technologies Inc *	11,339	193
Organovo Holdings Inc *(A)	16,500	33
Orthofix International NV *	3,940	215
Otonomy Inc *	4,600	20
Owens & Minor Inc	9,539	155
Oxford Immunotec Global PLC *	5,400	78
Pacific Biosciences of California Inc *(A)	15,900	40

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pacira Pharmaceuticals Inc/DE *	8,445	$289
Paratek Pharmaceuticals Inc *(A)	3,300	34
Patterson Cos Inc (A)	15,400	322
PDL BioPharma Inc *	31,600	84
Penumbra Inc *	5,400	869
Phibro Animal Health Corp, Cl A	3,700	167
Pieris Pharmaceuticals Inc *	12,800	72
Portola Pharmaceuticals Inc, Cl A *	10,700	430
PRA Health Sciences Inc *	9,200	781
Premier Inc, Cl A *(A)	9,700	316
Prestige Brands Holdings Inc *	12,279	410
Progenics Pharmaceuticals Inc *(A)	11,596	88
Protagonist Therapeutics Inc *	2,600	19
Prothena Corp PLC *	7,600	103
Providence Service Corp/The *	2,458	177
PTC Therapeutics Inc *	9,000	305
Pulse Biosciences Inc *	1,900	30
Puma Biotechnology Inc *	6,700	355
QIAGEN NV *	43,383	1,575
Quality Systems Inc *	11,815	208
Quidel Corp *	5,012	314
R1 RCM Inc *	24,700	196
Ra Pharmaceuticals Inc *	3,600	25
Radius Health Inc *(A)	6,600	188
RadNet Inc *	11,000	140
Reata Pharmaceuticals Inc, Cl A *	1,600	57
REGENXBIO Inc *	4,500	244
Repligen Corp *	6,722	294
Retrophin Inc *	7,400	207
Revance Therapeutics Inc *	4,600	128
Rhythm Pharmaceuticals Inc *(A)	3,100	100
Rigel Pharmaceuticals Inc *	43,059	140
Rockwell Medical Inc *(A)	10,000	54
RTI Surgical Inc *	6,918	31
Sage Therapeutics Inc *	7,900	1,206
Sangamo Therapeutics Inc *	17,270	284
Sarepta Therapeutics Inc *(A)	11,600	1,089
Seattle Genetics Inc *(A)	19,900	1,204
Select Medical Holdings Corp *	18,865	341
Selecta Biosciences Inc *(A)	3,600	43
Seres Therapeutics Inc *(A)	3,300	27
Sienna Biopharmaceuticals *(A)	5,200	78
Spark Therapeutics Inc *(A)	6,300	503
Spectrum Pharmaceuticals Inc *	18,779	362
STAAR Surgical Co *	5,378	160
Stemline Therapeutics Inc *	8,200	161
STERIS PLC	16,000	1,661
Supernus Pharmaceuticals Inc *	8,600	485
Surgery Partners Inc *(A)	3,500	57
Surmodics Inc *	2,444	127
Syneos Health Inc, Cl A *	12,300	529
Synergy Pharmaceuticals Inc *(A)	41,915	67

12	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Syros Pharmaceuticals Inc *	500	$6
Tabula Rasa HealthCare Inc *	2,900	158
Tactile Systems Technology Inc *	1,900	94
Teladoc Inc *(A)	10,900	555
Teleflex Inc	8,902	2,378
Teligent Inc/NJ *(A)	6,200	17
Tenet Healthcare Corp *	16,500	585
TESARO Inc *(A)	6,800	311
Tetraphase Pharmaceuticals Inc *	5,400	20
TG Therapeutics Inc *(A)	7,600	102
TherapeuticsMD Inc *(A)	30,100	178
Theravance Biopharma Inc *	7,945	193
Tivity Health Inc *	8,621	302
Trevena Inc *	10,400	19
Triple-S Management Corp, Cl B *	5,566	204
Ultragenyx Pharmaceutical Inc *	8,400	615
United Therapeutics Corp *	7,964	849
US Physical Therapy Inc	2,726	254
Utah Medical Products Inc	300	31
Vanda Pharmaceuticals Inc *	9,100	160
Varex Imaging Corp *(A)	7,500	277
Veeva Systems Inc, Cl A *	21,100	1,632
Versartis Inc *	5,400	8
ViewRay Inc *(A)	5,200	37
Vocera Communications Inc *	6,142	166
Voyager Therapeutics Inc *	2,400	48
WaVe Life Sciences Ltd *	2,100	98
WellCare Health Plans Inc *	8,566	1,899
West Pharmaceutical Services Inc	14,230	1,323
Wright Medical Group NV *(A)	21,778	544
XBiotech Inc *(A)	4,800	21
Xencor Inc *	7,400	296
ZIOPHARM Oncology Inc *(A)	30,346	149
Zogenix Inc *	8,300	353

		107,373

Industrials — 13.7%
AAON Inc (A)	9,550	291
AAR Corp	7,829	350
ABM Industries Inc	10,055	286
Acacia Research Corp *	8,749	34
ACCO Brands Corp	25,529	329
Actuant Corp, Cl A	10,442	244
ADT (A)	19,900	150
Advanced Disposal Services Inc, Cl A *	9,100	213
Advanced Drainage Systems Inc	6,500	188
AECOM *	29,848	985
Aegion Corp, Cl A *	5,003	129
Aerojet Rocketdyne Holdings Inc *	12,579	364
Aerovironment Inc *	3,825	221
AGCO Corp	14,223	905
Air Lease Corp, Cl A	17,931	796

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Air Transport Services Group Inc *	10,936	$230
Aircastle Ltd	12,157	260
Alamo Group Inc	1,535	142
Albany International Corp, Cl A	5,898	363
Allegiant Travel Co, Cl A (A)	2,650	401
Allied Motion Technologies Inc	1,300	63
Allison Transmission Holdings Inc, Cl A	23,376	966
Altra Industrial Motion Corp (A)	5,589	231
AMERCO	1,000	323
Ameresco Inc, Cl A *	779	9
American Railcar Industries Inc (A)	1,277	52
American Woodmark Corp *	2,984	308
Apogee Enterprises Inc (A)	6,011	262
Applied Industrial Technologies Inc	7,261	506
Aqua Metals Inc *(A)	5,100	18
ARC Document Solutions Inc *	4,300	8
ArcBest Corp	3,790	180
Argan Inc	2,979	115
Armstrong Flooring Inc *	6,267	82
Armstrong World Industries Inc *	8,777	532
ASGN *	10,669	822
Astec Industries Inc	4,063	238
Astronics Corp *	3,274	115
Astronics Corp, Cl B *	1,656	59
Atkore International Group Inc *	4,400	95
Atlas Air Worldwide Holdings Inc *	4,769	325
Avis Budget Group Inc *	13,960	544
Axon Enterprise Inc *(A)	9,469	603
AZZ Inc	4,796	207
Babcock & Wilcox Enterprises Inc *(A)	55,115	136
Barnes Group Inc	9,652	574
Barrett Business Services Inc	1,634	141
Beacon Roofing Supply Inc *	14,670	615
Blue Bird Corp *	4,400	82
BMC Stock Holdings Inc *	16,200	330
Brady Corp, Cl A	9,427	368
Briggs & Stratton Corp	7,149	132
Brink’s Co/The	8,706	690
Builders FirstSource Inc *	22,870	448
BWX Technologies Inc	18,124	1,210
Caesarstone Ltd (A)	4,600	72
CAI International Inc *	1,672	40
Carlisle Cos Inc	11,777	1,265
Casella Waste Systems Inc, Cl A *	6,991	165
CBIZ Inc *	11,445	236
CECO Environmental Corp	5,647	32
Chart Industries Inc *	6,372	411
Cimpress NV *(A)	5,299	738
CIRCOR International Inc	3,715	179
Clean Harbors Inc *	10,876	576
Colfax Corp *	17,089	523
Columbus McKinnon Corp/NY	3,565	148

SEI Institutional Investments Trust / Annual Report / May 31, 2018	13

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Comfort Systems USA Inc	6,991	$328
Commercial Vehicle Group Inc *	1,600	13
Continental Building Products Inc *	6,600	200
Copa Holdings SA, Cl A	6,228	690
Copart Inc *	38,300	2,100
Costamare Inc (A)	5,100	37
CoStar Group Inc *	6,863	2,616
Covanta Holding Corp	20,858	340
Covenant Transportation Group Inc, Cl A *	3,300	99
CRA International Inc	2,105	114
Crane Co	10,629	883
CSW Industrials Inc *	2,600	126
Cubic Corp	4,689	326
Curtiss-Wright Corp	8,478	1,079
Daseke Inc *	7,700	73
Deluxe Corp	10,354	689
DMC Global Inc	3,900	175
Donaldson Co Inc	24,646	1,163
Douglas Dynamics Inc	4,222	194
Ducommun Inc *	600	20
Dun & Bradstreet Corp/The	7,400	909
DXP Enterprises Inc/TX *	4,162	162
Dycom Industries Inc *(A)	6,107	569
Echo Global Logistics Inc *	4,586	127
EMCOR Group Inc	11,687	887
Encore Wire Corp	4,403	213
Energous Corp *(A)	3,000	55
Energy Recovery Inc *(A)	10,200	85
EnerSys	9,183	734
Engility Holdings Inc *	3,410	107
Ennis Inc	5,288	96
EnPro Industries Inc	3,768	278
ESCO Technologies Inc	5,977	335
Essendant Inc	7,137	100
Esterline Technologies Corp *	5,590	408
Evoqua Water Technologies Corp *	11,400	220
ExOne Co/The *	1,900	13
Exponent Inc	4,486	441
Federal Signal Corp	11,947	285
Forrester Research Inc	1,564	66
Forward Air Corp	6,418	381
Foundation Building Materials Inc *	5,300	81
Franklin Covey Co *	3,304	93
Franklin Electric Co Inc	9,781	452
FreightCar America Inc	1,733	30
FTI Consulting Inc *	8,168	506
Gardner Denver Holdings Inc *	20,300	667
Gates Industrial Corp PLC *	8,400	125
GATX Corp (A)	7,952	572
Generac Holdings Inc *	12,445	623
General Cable Corp (A)	8,437	250
Genesee & Wyoming Inc, Cl A *	12,174	951

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Gibraltar Industries Inc *	6,160	$244
Global Brass & Copper Holdings Inc	5,100	160
GMS Inc *	8,200	246
Gorman-Rupp Co/The	4,077	136
GP Strategies Corp *	2,500	48
Graco Inc	31,905	1,448
Graham Corp	796	20
Granite Construction Inc	7,811	444
Great Lakes Dredge & Dock Corp *	9,180	46
Greenbrier Cos Inc/The	5,123	255
Griffon Corp	3,837	87
H&E Equipment Services Inc	5,625	194
Harsco Corp *	16,328	400
Hawaiian Holdings Inc	8,980	332
HC2 Holdings Inc *	11,000	68
HD Supply Holdings Inc *	36,300	1,478
Healthcare Services Group Inc (A)	15,739	569
Heartland Express Inc	9,772	183
HEICO Corp (A)	6,095	560
HEICO Corp, Cl A	11,506	875
Heidrick & Struggles International Inc	2,952	112
Herc Holdings Inc *	5,667	310
Heritage-Crystal Clean Inc *	1,200	24
Herman Miller Inc	11,643	381
Hertz Global Holdings Inc *	13,502	204
Hexcel Corp	17,298	1,225
Hill International Inc *	10,400	58
Hillenbrand Inc	12,085	564
HNI Corp	8,849	328
Hub Group Inc, Cl A *	5,862	293
Hubbell Inc, Cl B	10,489	1,130
Hudson Technologies Inc *(A)	11,700	26
Hurco Cos Inc	1,235	59
Huron Consulting Group Inc *	4,011	162
Hyster-Yale Materials Handling Inc	2,002	134
ICF International Inc	3,668	259
IDEX Corp	15,041	2,086
IES Holdings Inc *	3,000	53
InnerWorkings Inc *	7,387	65
Insperity Inc	7,624	701
Insteel Industries Inc	2,941	92
Interface Inc, Cl A	14,045	319
ITT Inc	17,663	912
JELD-WEN Holding Inc *	13,900	380
JetBlue Airways Corp *	61,981	1,171
John Bean Technologies Corp	6,731	594
Kadant Inc	1,825	178
Kaman Corp	5,573	394
KAR Auction Services Inc	26,229	1,384
KBR Inc	28,845	531
Kelly Services Inc, Cl A	6,795	152
Kennametal Inc	17,614	656

14	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
KeyW Holding Corp/The *(A)	8,468	$80
Kforce Inc	4,537	153
Kirby Corp *	10,126	918
KLX Inc *	9,465	699
Knight-Swift Transportation Holdings Inc, Cl A (A)	26,327	1,071
Knoll Inc	12,163	246
Korn/Ferry International	11,558	632
Kratos Defense & Security Solutions Inc *	16,316	183
Landstar System Inc	8,244	935
Lawson Products Inc/DE *	1,800	43
Layne Christensen Co *	4,900	75
Lennox International Inc	7,329	1,490
Lincoln Electric Holdings Inc	11,233	1,006
Lindsay Corp	2,327	229
LSC Communications Inc	4,957	63
LSI Industries Inc	2,000	11
Lydall Inc *	3,632	152
Macquarie Infrastructure Corp (A)	17,500	677
Manitowoc Co Inc/The *	5,987	147
ManpowerGroup Inc	13,856	1,247
Marten Transport Ltd	7,153	163
Masonite International Corp *	5,600	370
MasTec Inc *(A)	14,462	675
Matson Inc	8,552	293
Matthews International Corp, Cl A	6,813	375
McGrath RentCorp	4,348	283
Mercury Systems Inc *	9,323	344
Meritor Inc *	19,195	398
Middleby Corp/The *(A)	11,525	1,148
Milacron Holdings Corp *	16,100	317
Miller Industries Inc/TN	2,311	62
Mistras Group Inc *	2,697	52
Mobile Mini Inc	8,883	405
Moog Inc, Cl A	6,524	532
MRC Global Inc *	18,112	374
MSA Safety Inc	6,544	609
MSC Industrial Direct Co Inc, Cl A	9,403	863
Mueller Industries Inc	11,208	338
Mueller Water Products Inc, Cl A	32,712	390
Multi-Color Corp	2,557	177
MYR Group Inc *	4,079	159
National Presto Industries Inc	1,091	123
Navigant Consulting Inc *	10,241	249
Navistar International Corp *	10,491	393
NCI Building Systems Inc *	6,048	116
Nexeo Solutions Inc *	10,000	97
NN Inc	5,587	121
Nordson Corp	11,212	1,409
NOW Inc *(A)	21,600	304
NV5 Global Inc *	1,400	88
nVent Electric *	33,100	896

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Old Dominion Freight Line Inc	11,790	$1,839
Omega Flex Inc	600	42
Orbital ATK Inc	11,192	1,497
Orion Group Holdings Inc *	6,324	49
Oshkosh Corp	14,317	1,042
Owens Corning	21,160	1,338
Park-Ohio Holdings Corp	1,118	44
Patrick Industries Inc *	5,225	317
Paylocity Holding Corp *	5,600	335
PGT Innovations Inc *	10,000	207
Pitney Bowes Inc	39,400	351
Plug Power Inc *(A)	55,300	103
Powell Industries Inc	1,364	46
Preformed Line Products Co	90	7
Primoris Services Corp	7,847	205
Proto Labs Inc *	5,099	615
Quad/Graphics Inc, Cl A	6,862	136
Quanex Building Products Corp	6,965	117
Radiant Logistics Inc *	12,400	50
Raven Industries Inc	6,255	236
RBC Bearings Inc *	4,795	603
Regal Beloit Corp	9,025	717
Resources Connection Inc	3,581	60
REV Group Inc	8,400	142
Rexnord Corp *	22,626	660
Roadrunner Transportation Systems Inc *	3,272	6
Rollins Inc	18,262	909
RPX Corp	7,210	75
RR Donnelley & Sons Co	13,219	82
Rush Enterprises Inc, Cl A *	5,399	232
Rush Enterprises Inc, Cl B *	1,800	76
Ryder System Inc	11,300	758
Saia Inc *	5,392	444
Schneider National Inc, Cl B (A)	10,500	310
Scorpio Bulkers Inc	15,916	117
Sensata Technologies Holding *	33,100	1,691
Simpson Manufacturing Co Inc	9,143	579
SiteOne Landscape Supply Inc *(A)	7,000	530
SkyWest Inc	9,922	566
SP Plus Corp *	4,298	155
Spartan Motors Inc	6,500	101
Sparton Corp *	1,100	20
Spirit AeroSystems Holdings Inc, Cl A	22,275	1,887
Spirit Airlines Inc *(A)	15,147	556
SPX Corp *	8,894	305
SPX FLOW Inc *	9,294	405
Standex International Corp	2,429	242
Steelcase Inc, Cl A	17,557	253
Sterling Construction Co Inc *	2,700	34
Sun Hydraulics Corp	6,577	327
Sunrun Inc *(A)	22,800	276
Team Inc *(A)	5,757	122

SEI Institutional Investments Trust / Annual Report / May 31, 2018	15

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Teledyne Technologies Inc *	6,737	$1,357
Tennant Co	3,238	255
Terex Corp (A)	14,170	561
Tetra Tech Inc	12,242	673
Textainer Group Holdings Ltd *	3,853	65
Thermon Group Holdings Inc *	6,882	159
Timken Co/The	13,409	634
Titan International Inc	10,772	125
Titan Machinery Inc *	3,312	60
Toro Co/The	20,400	1,183
TPI Composites *	4,300	113
TransUnion	34,700	2,380
Trex Co Inc *	5,340	629
TriMas Corp *	9,876	282
TriNet Group Inc *	8,800	472
Trinity Industries Inc	29,742	1,026
Triton International Ltd/Bermuda	11,284	393
Triumph Group Inc (A)	9,696	206
TrueBlue Inc *	8,328	215
Tutor Perini Corp *	8,051	159
Twin Disc Inc *	3,100	86
UniFirst Corp/MA	2,740	487
Univar Inc *	23,000	627
Universal Forest Products Inc	13,765	506
Universal Logistics Holdings Inc	700	17
US Ecology Inc	4,640	281
USG Corp *	17,382	721
Valmont Industries Inc	4,814	704
Vectrus Inc *	1,379	44
Veritiv Corp *	2,000	66
Viad Corp	4,271	226
Vicor Corp *	2,500	110
Vivint Solar Inc *(A)	4,900	20
VSE Corp	2,000	99
Wabash National Corp (A)	11,741	235
WABCO Holdings Inc *	9,610	1,162
Wabtec Corp/DE (A)	16,706	1,629
WageWorks Inc *	7,771	369
Watsco Inc	6,359	1,170
Watts Water Technologies Inc, Cl A	5,856	451
Welbilt Inc *	24,950	486
Werner Enterprises Inc	9,390	368
Wesco Aircraft Holdings Inc *	12,046	139
WESCO International Inc *	10,266	609
Willdan Group Inc *	1,300	37
Woodward Inc	10,642	806
XPO Logistics Inc *	23,390	2,462
YRC Worldwide Inc *	4,500	48

		136,379

Information Technology — 19.8%
2U Inc *(A)	10,300	976

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
3D Systems Corp *(A)	18,547	$229
8x8 Inc *	16,714	313
A10 Networks Inc *	9,800	63
Acacia Communications Inc *	3,700	120
ACI Worldwide Inc *	22,912	553
Acxiom Corp *	15,274	447
ADTRAN Inc	9,897	138
Advanced Energy Industries Inc *	8,819	578
Aerohive Networks Inc *	4,800	19
Agilysys Inc *	900	13
Alarm.com Holdings Inc *	4,700	209
Alpha & Omega Semiconductor Ltd *	5,600	87
Alteryx Inc, Cl A *	4,300	146
Ambarella Inc *(A)	6,900	337
Amber Road Inc *	1,900	17
Amdocs Ltd	27,268	1,840
American Software Inc/GA, Cl A	2,872	38
Amkor Technology Inc *	20,913	190
Anixter International Inc *	6,041	370
Appfolio Inc, Cl A *	2,400	142
Applied Optoelectronics Inc *	3,800	178
Apptio Inc, Cl A *	3,600	119
Arista Networks Inc *	10,400	2,616
ARRIS International PLC *	37,670	952
Arrow Electronics Inc *	16,525	1,225
Aspen Technology Inc *	14,067	1,312
Atlassian Corp PLC, Cl A *(A)	17,500	1,116
Avid Technology Inc *	5,000	26
Avnet Inc	25,599	976
AVX Corp	12,278	188
Axcelis Technologies Inc *	5,550	118
AXT Inc *	6,600	48
Badger Meter Inc	5,724	250
Bel Fuse Inc, Cl B	888	17
Belden Inc	9,223	510
Benchmark Electronics Inc	9,930	275
Benefitfocus Inc *	2,300	77
Black Knight Inc *	28,337	1,434
Blackbaud Inc	9,455	922
Blackhawk Network Holdings Inc, Cl A *	12,200	549
Blackline Inc *	5,300	221
Blucora Inc *	7,429	282
Booz Allen Hamilton Holding Corp, Cl A	26,965	1,216
Bottomline Technologies de Inc *	7,571	360
Box Inc, Cl A *	15,000	385
Brightcove Inc *	6,800	70
Broadridge Financial Solutions Inc	22,697	2,620
Brooks Automation Inc	15,803	516
Cabot Microelectronics Corp	5,524	625
CACI International Inc, Cl A *	4,932	822
CalAmp Corp *	8,156	173
Calix Inc *	4,945	34

16	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Carbonite Inc *	4,600	$178
Cardtronics PLC *	8,885	228
Care.com Inc *	3,200	66
Cars.com Inc *(A)	15,200	390
Cass Information Systems Inc	2,629	163
Cavium Inc *	12,652	1,058
CDK Global Inc	23,900	1,538
CDW Corp/DE	28,900	2,313
CEVA Inc *	3,838	129
ChannelAdvisor Corp *	2,400	36
Ciena Corp *	30,786	710
Cirrus Logic Inc *	12,095	453
Clearfield Inc *	1,400	15
Cloudera Inc *	18,900	307
Cognex Corp	32,316	1,477
Coherent Inc *	4,653	777
Cohu Inc	5,077	122
CommScope Holding Co Inc *	36,800	1,079
CommVault Systems Inc *	7,284	498
Comtech Telecommunications Corp	4,332	136
Conduent Inc *	38,300	737
Control4 Corp *	3,700	92
Convergys Corp	20,687	489
CoreLogic Inc/United States *	15,283	801
Cornerstone OnDemand Inc *	9,499	470
Coupa Software Inc *	6,300	336
Cray Inc *	7,570	189
Cree Inc *(A)	18,123	845
CSG Systems International Inc	6,917	286
CTS Corp	8,245	268
Cypress Semiconductor Corp	62,735	1,033
Daktronics Inc	4,580	37
Dell Technologies Inc, Cl V *	38,800	3,130
DHI Group Inc *	6,690	15
Diebold Nixdorf Inc (A)	14,133	163
Digi International Inc *	3,601	42
Digimarc Corp *(A)	2,076	61
Diodes Inc *	7,842	269
Dolby Laboratories Inc, Cl A	12,404	779
DSP Group Inc *	4,262	55
Ebix Inc (A)	4,825	360
EchoStar Corp, Cl A *	10,503	494
Electro Scientific Industries Inc *	5,500	108
Electronics For Imaging Inc *	9,328	312
Ellie Mae Inc *(A)	6,163	655
EMCORE Corp *	5,500	28
Endurance International Group Holdings Inc *	9,100	81
Entegris Inc	26,408	927
Envestnet Inc *	8,552	452
EPAM Systems Inc *	9,500	1,170
ePlus Inc *	2,288	208

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Etsy Inc *	22,100	$715
Euronet Worldwide Inc *	10,788	904
Everbridge Inc *	3,000	138
Everi Holdings Inc *	12,900	97
EVERTEC Inc	13,600	296
ExlService Holdings Inc *	6,623	375
Extreme Networks Inc *	19,687	170
Fabrinet *	7,315	257
Fair Isaac Corp *	5,891	1,084
FARO Technologies Inc *	4,208	226
Finisar Corp *(A)	22,054	358
FireEye Inc *	33,900	566
First Data Corp, Cl A *	91,100	1,731
First Solar Inc *	17,100	1,156
Fitbit Inc, Cl A *	35,000	190
Five9 Inc *	10,000	349
FleetCor Technologies Inc *	17,373	3,463
FormFactor Inc *	12,919	175
Fortinet Inc *	28,399	1,737
Genpact Ltd	32,250	968
Glu Mobile Inc *	16,800	95
GoDaddy Inc, Cl A *	26,200	1,876
Gogo Inc *(A)	13,900	71
GrubHub Inc *(A)	16,700	1,790
GTT Communications Inc *(A)	7,100	334
Guidewire Software Inc *	14,669	1,362
Hackett Group Inc/The	3,300	53
Harmonic Inc *(A)	14,394	55
Hortonworks Inc *	11,700	208
HubSpot Inc *	7,000	848
IAC/InterActiveCorp *	13,421	2,082
Ichor Holdings Ltd *(A)	4,100	102
II-VI Inc *(A)	13,343	586
Immersion Corp *	3,567	54
Imperva Inc *	6,983	339
Impinj Inc *(A)	3,600	64
Infinera Corp *	28,784	253
Inphi Corp *(A)	10,162	343
Insight Enterprises Inc *	7,198	338
Instructure Inc *	4,200	181
Integrated Device Technology Inc *	26,845	892
InterDigital Inc/PA	7,130	562
Internap Corp *	4,075	44
Itron Inc *	6,411	366
j2 Global Inc	9,957	841
Jabil	34,500	976
Jack Henry & Associates Inc	14,819	1,853
KEMET Corp *	9,300	186
Keysight Technologies Inc *	36,800	2,162
Kimball Electronics Inc *	2,893	54
Knowles Corp *	15,500	225
Kopin Corp *	8,823	31

SEI Institutional Investments Trust / Annual Report / May 31, 2018	17

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
KVH Industries Inc *	1,997	$22
Lattice Semiconductor Corp *	22,462	129
Leidos Holdings Inc	27,850	1,673
Limelight Networks Inc *	15,000	74
Liquidity Services Inc *	2,222	13
Littelfuse Inc	4,630	1,005
LivePerson Inc *	11,191	217
LogMeIn Inc	9,813	1,059
Lumentum Holdings Inc *(A)	13,240	778
MACOM Technology Solutions Holdings Inc *(A)	7,125	161
Manhattan Associates Inc *(A)	14,880	648
ManTech International Corp/VA, Cl A	4,922	265
Marvell Technology Group Ltd	77,702	1,674
Match Group Inc *(A)	7,200	296
Maxim Integrated Products Inc	54,604	3,203
MAXIMUS Inc	12,816	781
MaxLinear Inc, Cl A *	11,844	217
Maxwell Technologies Inc *(A)	6,300	32
Meet Group Inc/The *	10,200	37
Mesa Laboratories Inc (A)	600	95
Methode Electronics Inc	6,984	280
MicroStrategy Inc, Cl A *	1,553	201
MINDBODY Inc, Cl A *	7,500	296
Mitek Systems Inc *	5,800	50
MKS Instruments Inc	10,123	1,136
MobileIron Inc *	11,500	49
Model N Inc *	2,100	38
MoneyGram International Inc *	7,705	51
Monolithic Power Systems Inc	7,951	1,048
Monotype Imaging Holdings Inc	9,060	196
MTS Systems Corp (A)	3,089	162
Nanometrics Inc *	5,744	241
National Instruments Corp	22,567	939
NCR Corp *	25,983	782
NeoPhotonics Corp *(A)	7,500	49
NETGEAR Inc *	6,692	405
NetScout Systems Inc *(A)	15,158	409
New Relic Inc *	6,000	610
NIC Inc	13,222	203
Novanta Inc *	5,762	374
Nuance Communications Inc *	62,481	844
Nutanix Inc, Cl A *	21,000	1,122
NVE Corp	694	77
NXP Semiconductors NV *	69,500	7,923
Oclaro Inc *	33,500	287
Okta Inc, Cl A *	3,900	219
ON Semiconductor Corp *	81,800	2,056
OSI Systems Inc *	4,268	293
Palo Alto Networks Inc *	17,333	3,607
Pandora Media Inc *(A)	43,571	315
Park City Group Inc *	3,600	26

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Park Electrochemical Corp	5,082	$105
Paycom Software Inc *(A)	9,400	991
PC Connection Inc	2,231	66
PDF Solutions Inc *	4,653	59
Pegasystems Inc	8,236	509
Perficient Inc *	6,700	175
Photronics Inc *	13,129	114
Plantronics Inc	5,769	420
Plexus Corp *	7,628	444
Power Integrations Inc	6,489	488
Presidio Inc *	3,900	52
Progress Software Corp	9,358	354
Proofpoint Inc *	8,100	947
PROS Holdings Inc *	5,899	208
PTC Inc *	22,490	1,940
Pure Storage Inc, Cl A *(A)	19,100	410
Q2 Holdings Inc *	7,500	429
QAD Inc, Cl A	2,900	150
Qualys Inc *	6,800	523
Quantenna Communications Inc *	4,300	69
QuinStreet Inc *	10,586	145
Quotient Technology Inc *	12,000	161
Radisys Corp *	7,200	5
Rambus Inc *	21,110	284
Rapid7 Inc *	5,000	158
RealNetworks Inc *	844	3
RealPage Inc *	11,546	678
Reis Inc	500	11
Ribbon Communications Inc *	13,520	82
RingCentral Inc, Cl A *	12,100	917
Rogers Corp *	3,693	421
Rosetta Stone Inc *	5,200	84
Rubicon Project Inc/The *	7,000	16
Rudolph Technologies Inc *	5,507	185
Sabre Corp (A)	41,500	1,017
SailPoint Technologies Holding Inc *	3,800	99
Sanmina Corp *	13,366	385
ScanSource Inc *	6,496	254
Science Applications International Corp	8,742	773
Semtech Corp *	11,875	575
ServiceNow Inc *	33,269	5,909
ServiceSource International Inc *	9,746	41
Shutterstock Inc *	3,297	156
Sigma Designs Inc *	5,500	34
Silicon Laboratories Inc *	7,782	822
SMART Global Holdings Inc *	1,100	49
Splunk Inc *	27,284	3,023
SPS Commerce Inc *	3,029	225
Square Inc, Cl A *	47,100	2,744
SS&C Technologies Holdings Inc	37,318	1,900
Stamps.com Inc *	3,055	766
Stratasys Ltd *(A)	9,769	182

18	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SunPower Corp, Cl A *(A)	10,636	$89
Super Micro Computer Inc *	6,951	168
Switch Inc, Cl A (A)	6,600	82
Sykes Enterprises Inc *	8,011	226
Synaptics Inc *(A)	6,887	290
SYNNEX Corp	6,270	670
Syntel Inc *	6,254	197
Systemax Inc	1,400	46
Tableau Software Inc, Cl A *	12,300	1,216
Tech Data Corp *	7,665	665
TechTarget Inc *	4,700	126
Telenav Inc *	3,400	18
Teradata Corp *	25,700	1,025
Teradyne Inc	37,300	1,414
TiVo Corp	27,958	403
Trade Desk Inc/The, Cl A *(A)	4,800	411
Travelport Worldwide Ltd	26,900	472
Trimble Inc *	48,220	1,594
TrueCar Inc *	10,900	107
TTEC Holdings Inc	3,427	121
TTM Technologies Inc *	21,987	396
Tucows Inc, Cl A *(A)	1,800	113
Twilio Inc, Cl A *	12,600	680
Twitter Inc *	132,700	4,605
Tyler Technologies Inc *	6,687	1,549
Ubiquiti Networks Inc *(A)	4,700	388
Ultimate Software Group Inc/The *	5,435	1,425
Ultra Clean Holdings Inc *	7,052	124
Unisys Corp *(A)	9,183	111
Universal Display Corp (A)	8,908	882
USA Technologies Inc *	7,200	97
Varonis Systems Inc *	4,200	326
VASCO Data Security International Inc *	4,254	92
Veeco Instruments Inc *	9,910	169
VeriFone Systems Inc *	21,729	494
Verint Systems Inc *	14,050	593
Versum Materials Inc	20,500	819
ViaSat Inc *(A)	11,656	730
Viavi Solutions Inc *	51,500	490
VirnetX Holding Corp *(A)	4,742	15
Virtusa Corp *	5,149	250
Vishay Intertechnology Inc (A)	27,317	579
Vishay Precision Group Inc *	3,164	119
VMware Inc, Cl A *(A)	13,217	1,817
Web.com Group Inc *	7,739	151
WEX Inc *	7,576	1,332
Workday Inc, Cl A *	26,489	3,469
Workiva Inc, Cl A *	7,200	187
Worldpay Inc, Cl A *	56,014	4,451
Xcerra Corp *	8,341	115
XO Group Inc *	4,415	143
Xperi Corp	9,930	196

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Yelp Inc, Cl A *	17,298	$741
Yext Inc *	8,200	126
Zebra Technologies Corp, Cl A *	10,164	1,560
Zendesk Inc *	18,700	1,045
Zillow Group Inc *(A)	20,682	1,206
Zillow Group Inc, Cl A *	10,691	623
Zix Corp *	11,213	61
Zynga Inc, Cl A *	157,374	692

		197,328

Materials — 5.3%
A Schulman Inc	6,129	268
AdvanSix Inc *	5,900	215
AgroFresh Solutions Inc *	4,600	33
AK Steel Holding Corp *(A)	63,900	289
Alcoa Corp *	36,300	1,745
Allegheny Technologies Inc *(A)	23,400	667
American Vanguard Corp	8,099	175
AptarGroup Inc	11,766	1,086
Ardagh Group SA, Cl A	5,500	96
Ashland Global Holdings Inc	11,608	902
Axalta Coating Systems Ltd *	41,200	1,282
Balchem Corp	5,688	548
Bemis Co Inc	19,400	821
Berry Global Group Inc *	24,841	1,200
Boise Cascade Co	7,270	347
Cabot Corp	12,332	743
Carpenter Technology Corp	9,601	575
Celanese Corp, Cl A	26,292	2,969
Century Aluminum Co *	8,259	146
Chase Corp	1,300	155
Chemours Co/The	36,200	1,773
Clearwater Paper Corp *	2,951	71
Cleveland-Cliffs Inc *(A)	60,000	508
Coeur Mining Inc *	35,661	287
Commercial Metals Co	22,941	542
Compass Minerals International Inc (A)	6,740	441
Crown Holdings Inc *	25,135	1,089
Domtar Corp	13,750	661
Eagle Materials Inc	9,283	1,006
Ferro Corp *	16,505	338
Ferroglobe *(C)	11,102	—
Flotek Industries Inc *(A)	10,196	32
Forterra Inc *(A)	5,600	49
FutureFuel Corp	3,876	52
GCP Applied Technologies Inc *	14,924	472
Gold Resource Corp	12,400	77
Graphic Packaging Holding Co	65,917	954
Greif Inc, Cl A	4,519	263
Greif Inc, Cl B	1,300	82
Hawkins Inc	1,773	56
Haynes International Inc	2,823	120

SEI Institutional Investments Trust / Annual Report / May 31, 2018	19

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
HB Fuller Co	11,233	$579
Hecla Mining Co	85,856	323
Huntsman Corp	38,724	1,238
Ingevity Corp *	8,700	662
Innophos Holdings Inc	4,189	199
Innospec Inc	4,813	369
Intrepid Potash Inc *	19,600	88
Kaiser Aluminum Corp	3,554	392
KapStone Paper and Packaging Corp	17,642	607
Klondex Mines Ltd *	35,600	86
KMG Chemicals Inc	2,409	161
Koppers Holdings Inc *	4,473	180
Kraton Corp *	7,080	344
Kronos Worldwide Inc	3,484	86
Louisiana-Pacific	29,142	850
LSB Industries Inc *	2,939	15
Materion Corp	3,474	190
Minerals Technologies Inc	6,924	505
Myers Industries Inc	3,418	67
Neenah Inc	3,393	275
NewMarket Corp (A)	1,597	614
Olin Corp	31,016	1,003
Olympic Steel Inc	1,927	45
OMNOVA Solutions Inc *	7,567	77
Owens-Illinois Inc *	35,100	653
PH Glatfelter Co	7,871	138
Platform Specialty Products Corp *	40,800	492
PolyOne Corp	17,332	727
PQ Group Holdings Inc *	5,400	89
Quaker Chemical Corp	2,734	418
Rayonier Advanced Materials Inc	9,817	176
Reliance Steel & Aluminum Co	13,738	1,285
Royal Gold Inc	12,502	1,121
RPM International Inc	25,388	1,257
Ryerson Holding Corp *	1,400	17
Schnitzer Steel Industries Inc, Cl A	4,656	145
Schweitzer-Mauduit International Inc	6,138	269
Scotts Miracle-Gro Co/The, Cl A (A)	8,059	686
Sensient Technologies Corp	8,535	574
Silgan Holdings Inc	16,760	456
Sonoco Products Co	18,421	942
Southern Copper Corp (A)	16,529	808
Steel Dynamics Inc	44,837	2,216
Stepan Co	3,825	278
Summit Materials Inc, Cl A *	23,906	679
SunCoke Energy Inc *	14,846	201
Tahoe Resources Inc	52,588	276
TimkenSteel Corp *	7,904	139
Trecora Resources *	2,517	35
Tredegar Corp	5,341	127
Trinseo SA	8,600	622
Tronox Ltd, Cl A	19,200	353

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
UFP Technologies Inc *	1,800	$55
United States Lime & Minerals Inc	400	32
United States Steel Corp	33,800	1,246
US Concrete Inc *(A)	3,000	183
Valvoline Inc	42,736	874
Verso Corp *	9,100	184
Warrior Met Coal Inc	8,000	217
Westlake Chemical Corp	7,610	881
Worthington Industries Inc	8,002	384
WR Grace & Co	13,024	932

		52,257

Real Estate — 8.3%
Acadia Realty Trust ‡	16,439	423
AGNC Investment Corp ‡	76,121	1,433
Agree Realty Corp ‡	6,747	357
Alexander & Baldwin Inc ‡	12,891	275
Alexander’s Inc ‡	488	189
Altisource Portfolio Solutions SA *(A)	1,700	50
American Assets Trust Inc ‡	7,991	290
American Campus Communities Inc ‡	26,762	1,073
American Homes 4 Rent, Cl A ‡	47,900	954
Americold Realty Trust ‡	9,900	204
Apple Hospitality Inc ‡	45,300	862
Armada Hoffler Properties Inc ‡	7,500	108
Ashford Hospitality Trust Inc ‡	14,971	110
Bluerock Residential Growth Inc, Cl A ‡(A)	5,800	52
Braemar Hotels & Resorts ‡	4,381	48
Brandywine Realty Trust ‡	38,039	619
Brixmor Property Group Inc ‡	64,900	1,031
Camden Property Trust ‡	17,338	1,526
CareTrust Inc ‡	15,453	255
CatchMark Timber Trust Inc, Cl A ‡	7,800	99
CBL & Associates Properties Inc ‡(A)	33,182	168
Cedar Realty Trust Inc ‡	18,338	81
Chatham Lodging Trust ‡	7,735	161
Chesapeake Lodging Trust ‡	13,667	440
Chimera Investment Corp ‡	40,665	749
City Office Inc ‡	4,700	58
Colony NorthStar Inc, Cl A ‡(A)	117,494	692
Columbia Property Trust Inc ‡	26,600	588
Community Healthcare Trust Inc ‡	3,900	108
Consolidated-Tomoka Land Co	500	30
CoreCivic Inc ‡	21,302	458
CorEnergy Infrastructure Trust Inc ‡(A)	2,140	77
CoreSite Realty Corp ‡	7,373	783
Corporate Office Properties Trust ‡	18,230	509
Cousins Properties Inc ‡	89,673	845
CubeSmart ‡	35,722	1,090
CyrusOne Inc ‡	16,929	938
CYS Investments Inc ‡	29,962	219
DCT Industrial Trust Inc ‡	18,371	1,197

20	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
DDR ‡	35,107	$533
DiamondRock Hospitality Co ‡	44,807	570
Douglas Emmett Inc ‡	30,085	1,158
Easterly Government Properties Inc ‡	11,100	225
EastGroup Properties Inc ‡	7,385	689
Education Realty Trust Inc ‡	15,657	572
Empire State Realty Trust Inc, Cl A ‡	29,200	495
EPR Properties ‡	13,551	832
Equity Commonwealth *‡	25,944	807
Equity LifeStyle Properties Inc ‡	15,832	1,439
Exantas Capital ‡	7,276	73
Farmland Partners Inc ‡(A)	9,000	77
First Industrial Realty Trust Inc ‡	22,153	729
Forest City Realty Trust Inc, Cl A ‡	50,045	1,019
Forestar Group Inc *	1,067	25
Four Corners Property Trust Inc ‡	12,719	291
Franklin Street Properties Corp ‡	19,396	150
Front Yard Residential Corp ‡	11,300	119
FRP Holdings Inc *	838	48
Gaming and Leisure Properties Inc ‡	39,015	1,369
GEO Group Inc/The ‡	22,285	553
Getty Realty Corp ‡	6,289	164
Gladstone Commercial Corp ‡	4,519	85
Global Net Lease Inc ‡	15,033	297
Government Properties Income Trust ‡	18,066	262
Gramercy Property Trust ‡	29,624	817
Healthcare Realty Trust Inc ‡	23,355	636
Healthcare Trust of America Inc, Cl A ‡	39,850	1,023
Hersha Hospitality Trust, Cl A ‡	9,019	192
HFF Inc, Cl A	7,895	266
Highwoods Properties Inc ‡	20,168	965
Hospitality Properties Trust ‡	30,341	878
Howard Hughes Corp/The *	7,017	886
Hudson Pacific Properties Inc ‡	29,370	1,040
Independence Realty Trust Inc ‡	20,300	197
Industrial Logistics Properties Trust ‡	3,800	81
InfraREIT Inc ‡	8,200	175
Investors Real Estate Trust ‡	24,031	134
Invitation Homes Inc ‡(A)	56,881	1,252
iStar Inc *‡	16,418	178
JBG SMITH Properties ‡	16,000	590
Jernigan Capital Inc ‡	3,300	65
Jones Lang LaSalle Inc	8,559	1,402
Kennedy-Wilson Holdings Inc	22,229	453
Kilroy Realty Corp ‡	18,743	1,427
Kite Realty Group Trust ‡	15,455	242
Lamar Advertising Co, Cl A ‡	15,597	1,080
LaSalle Hotel Properties ‡	20,842	715
Lexington Realty Trust ‡	43,090	372
Liberty Property Trust ‡	27,875	1,232
Life Storage Inc ‡	9,193	851
LTC Properties Inc ‡	9,317	383

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mack-Cali Realty Corp ‡	21,467	$424
Marcus & Millichap Inc *	2,100	79
MedEquities Realty Trust Inc ‡	4,300	45
Medical Properties Trust Inc ‡	67,762	920
Monmouth Real Estate Investment Corp, Cl A ‡	13,346	206
National Health Investors Inc ‡	7,764	573
National Retail Properties Inc ‡	29,543	1,224
National Storage Affiliates Trust ‡	9,000	253
New Residential Investment Corp ‡	62,750	1,122
New Senior Investment Group Inc ‡	16,600	124
Newmark Group Inc, Cl A ‡	4,400	59
NexPoint Residential Trust Inc ‡	2,500	69
NorthStar Realty Europe Corp ‡	10,009	140
Omega Healthcare Investors Inc ‡(A)	36,747	1,126
One Liberty Properties Inc ‡	2,524	64
Outfront Media Inc ‡	30,609	607
Paramount Group Inc ‡	39,000	586
Park Hotels & Resorts Inc ‡	35,391	1,140
Pebblebrook Hotel Trust ‡(A)	13,603	555
Pennsylvania Real Estate Investment Trust ‡(A)	13,699	151
Physicians Realty Trust ‡	39,400	600
Piedmont Office Realty Trust Inc, Cl A ‡	31,466	605
PotlatchDeltic Corp ‡	13,032	658
Preferred Apartment Communities Inc, Cl A ‡	6,000	88
PS Business Parks Inc ‡	4,428	543
QTS Realty Trust Inc, Cl A ‡	9,400	355
Quality Care Properties Inc *‡	19,100	400
Rafael Holdings, Cl B *	1,551	14
Ramco-Gershenson Properties Trust ‡	16,337	201
Rayonier Inc ‡	25,853	1,005
RE/MAX Holdings Inc, Cl A	3,200	167
Realogy Holdings Corp (A)	28,802	685
Redfin Corp *(A)	10,900	241
Retail Opportunity Investments Corp ‡	22,759	412
Retail Properties of America Inc, Cl A ‡	41,703	511
Rexford Industrial Realty Inc ‡	17,200	538
RLJ Lodging Trust ‡	31,154	729
RMR Group Inc/The	1,170	88
Ryman Hospitality Properties Inc ‡	9,560	802
Sabra Health Care Inc ‡(A)	32,420	672
Saul Centers Inc ‡	2,144	106
Select Income ‡	11,121	240
Senior Housing Properties Trust ‡	43,607	770
Seritage Growth Properties ‡(A)	4,700	196
Spirit Realty Capital Inc ‡	85,566	750
St Joe Co/The *	8,100	144
STAG Industrial Inc ‡	18,156	484
STORE Capital Corp ‡	34,100	914
Stratus Properties Inc *	1,900	59
Summit Hotel Properties Inc ‡	19,629	300

SEI Institutional Investments Trust / Annual Report / May 31, 2018	21

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sun Communities Inc ‡	14,921	$1,443
Sunstone Hotel Investors Inc ‡	43,138	750
Tanger Factory Outlet Centers Inc ‡(A)	17,549	377
Taubman Centers Inc ‡(A)	11,887	649
Tejon Ranch Co *	1,976	49
Terreno Realty Corp ‡	12,363	471
Tier Inc ‡	9,500	209
Trinity Place Holdings Inc *	5,200	36
UMH Properties Inc ‡	5,400	79
Uniti Group Inc ‡(A)	30,260	635
Universal Health Realty Income Trust ‡	2,216	138
Urban Edge Properties ‡	18,300	400
Urstadt Biddle Properties Inc, Cl A ‡	6,156	135
VEREIT Inc ‡	185,800	1,330
Washington Prime Group Inc ‡(A)	37,502	273
Washington Real Estate Investment Trust ‡	16,313	468
Weingarten Realty Investors ‡	24,368	714
Whitestone, Cl B ‡(A)	7,077	87
WP Carey Inc ‡	20,500	1,378
Xenia Hotels & Resorts Inc ‡	20,400	513

		82,140

Telecommunication Services — 0.8%
ATN International Inc	2,267	122
Boingo Wireless Inc *	9,200	198
Cincinnati Bell Inc *	9,337	115
Cogent Communications Holdings Inc	8,304	425
Consolidated Communications Holdings Inc	13,612	152
Frontier Communications Corp (A)	17,073	127
Globalstar Inc *	73,600	40
Hawaiian Telcom Holdco Inc *	905	24
IDT Corp, Cl B	3,103	15
Intelsat SA *(A)	5,200	93
Iridium Communications Inc *(A)	15,446	235
ORBCOMM Inc *	12,086	117
pdvWireless Inc *	2,000	51
Shenandoah Telecommunications Co	9,304	297
Spok Holdings Inc	4,132	64
Sprint Corp *(A)	118,690	610
Telephone & Data Systems Inc	21,355	546
T-Mobile US Inc *	58,805	3,275
United States Cellular Corp *	2,952	106
Vonage Holdings Corp *	39,520	452
Windstream Holdings	7,323	40
Zayo Group Holdings Inc *	36,100	1,256

		8,360

Utilities — 3.0%
ALLETE Inc	10,970	843
American States Water Co	7,674	432
Aqua America Inc (A)	33,637	1,167
Artesian Resources Corp, Cl A	2,184	85

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Atlantic Power Corp *	12,421	$25
Atmos Energy Corp	20,882	1,863
Avangrid Inc	12,450	661
Avista Corp	13,852	726
Black Hills Corp (A)	11,702	681
Cadiz Inc *(A)	4,300	56
California Water Service Group	9,641	388
Chesapeake Utilities Corp	2,915	233
Connecticut Water Service Inc	1,906	123
Consolidated Water Co Ltd	3,000	39
El Paso Electric Co	8,036	471
Great Plains Energy Inc	41,823	1,419
Hawaiian Electric Industries Inc	21,758	747
IDACORP Inc	9,624	889
MDU Resources Group Inc	36,532	1,016
MGE Energy Inc	7,914	472
Middlesex Water Co	2,701	120
National Fuel Gas Co (A)	15,188	799
New Jersey Resources Corp	16,294	723
Northwest Natural Gas Co	6,576	393
NorthWestern Corp	10,946	596
NRG Yield Inc, Cl A	7,000	122
NRG Yield Inc, Cl C	12,100	212
OGE Energy Corp	37,976	1,330
ONE Gas Inc	11,200	841
Ormat Technologies Inc (A)	8,334	432
Otter Tail Corp	7,746	358
Pattern Energy Group Inc, Cl A (A)	18,900	351
PNM Resources Inc	16,417	656
Portland General Electric Co	19,200	819
SJW Group	2,564	162
South Jersey Industries Inc (A)	14,396	477
Southwest Gas Holdings Inc	9,641	730
Spark Energy Inc, Cl A (A)	2,000	20
Spire Inc	10,203	727
TerraForm Power Inc, Cl A	8,576	95
UGI Corp	33,796	1,706
Unitil Corp	3,058	148
Vectren Corp	16,043	1,134
Vistra Energy *	64,868	1,591
Westar Energy Inc, Cl A	27,070	1,535
WGL Holdings Inc	10,861	958
York Water Co/The	2,352	77

		29,448
Total Common Stock (Cost $728,752) ($ Thousands)		974,705

	Number of Rights

RIGHTS — 0.0%
Dyax CVR, Expires 12/31/2019	22,882	–

22	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

Description	Number of Rights	Market Value ($ Thousands)
RIGHTS (continued)
Trius CVR ‡‡	2,885	$–
Tobira Therapeutics CVR ‡‡(C)	2,300	–
NewStar Financial Inc CVR ‡‡(C)	3,393	2
Media General Inc CVR ‡‡(C)	20,200	–
Chelsea Therapeutics International CVR ‡‡(C)	4,000	–

Total Rights (Cost $—) ($ Thousands)		2

	Face Amount (Thousands)

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
1.337%, 06/07/2018 (D)(E)	$ 1,295	1,295

Total U.S. Treasury Obligation (Cost $1,295) ($ Thousands)		1,295

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 13.4%
SEI Liquidity Fund, L.P.
1.870% **†(F)	133,181,314	$133,184

Total Affiliated Partnership (Cost $133,180) ($ Thousands)		133,184

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	19,314,329	19,314

Total Cash Equivalent (Cost $19,314) ($ Thousands)		19,314

Total Investments in Securities— 113.3% (Cost $882,541) ($ Thousands)		$1,128,500

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Russell 2000 Index E-MINI	110	Jun-2018	$8,677	$8,988	$ 311
S&P Mid Cap 400 Index E-MINI	64	Jun-2018	12,512	12,461	(51)

			$21,189	$21,449	$ 260

Percentages are based on Net Assets of $996,135 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2018.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
‡‡	Expiration date not available.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018 was $128,662 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $1,144 ($ Thousands), or 0.1% of Net Assets (See Note 2).
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(F)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $133,184 ($ Thousands).

Cl — Class

CVR — Contingent Value Rights

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

SEI Institutional Investments Trust / Annual Report / May 31, 2018	23

SCHEDULE OF INVESTMENTS

May 31, 2018

Extended Market Index Fund (Continued)

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried a value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$974,705	$–	$–	$974,705
Rights	–	–	2	2
U.S. Treasury Obligation	–	1,295	–	1,295
Affiliated Partnership	–	133,184	–	133,184
Cash Equivalent	19,314	–	–	19,314

Total Investments in Securities	$994,019	$134,479	$2	$1,128,500

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$311	$—	$—	$311
Unrealized Depreciation	(51)	—	—	(51)

Total Other Financial Instruments	$260	$—	$—	$260

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*Futures contracts are value at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2018	Dividend Income
SEI Investments Co	$ 1,343	$ 652	$ (657)	$ 15	$ 300	$ 1,653	$ 15
SEI Liquidity Fund, L.P.	133,350	336,248	(336,416)	(5)	7	133,184	898
SEI Daily Income Trust, Government Fund, CI F	18,991	284,948	(284,625)	—	—	19,314	236

Totals	$ 153,684	$ 621,848	$ (621,698)	$ 10	$ 307	$ 154,151	$ 1,149

The accompanying notes are an integral part of the financial statements.

24	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.4%

Consumer Discretionary — 12.9%
1-800-Flowers.com Inc, Cl A *	13,407	$169
Aaron’s Inc	7,184	286
Abercrombie & Fitch Co, Cl A	10,238	244
Acushnet Holdings Corp	498	12
Adtalem Global Education Inc *	15,875	758
AMC Networks Inc, Cl A *(A)	10,400	595
American Axle & Manufacturing Holdings Inc *	17,400	275
American Eagle Outfitters Inc	15,490	344
American Outdoor Brands Corp *	300	4
American Public Education Inc *	3,172	135
America’s Car-Mart Inc/TX *	579	36
At Home Group Inc *(A)	9,167	317
Bassett Furniture Industries Inc	3,066	85
Beazer Homes USA Inc *	18,700	282
Big 5 Sporting Goods Corp (A)	11,300	93
Big Lots Inc (A)	7,300	299
Biglari Holdings, Cl A *	1	1
Biglari Holdings, Cl B *	111	24
BJ’s Restaurants Inc	6,049	339
Boot Barn Holdings Inc *(A)	12,965	307
Bridgepoint Education Inc, Cl A *	8,091	56
Bright Horizons Family Solutions Inc *	22,690	2,296
Brinker International Inc (A)	8,987	393
Burlington Stores Inc *	810	118
Callaway Golf Co	19,374	367
Canada Goose Holdings Inc *(A)	32,940	1,385
Capella Education Co	398	38
Carriage Services Inc, Cl A (A)	10,700	269
Carvana Co, Cl A *(A)	10,439	301
Cavco Industries Inc *	3,957	821
Century Communities Inc *	5,430	163
Chegg Inc *	12,995	363
Children’s Place Inc/The	3,525	454
Churchill Downs Inc	1,338	401
Citi Trends Inc	11,809	354
Conn’s Inc *	42,839	992
Cooper Tire & Rubber Co	9,600	247
Cooper-Standard Holdings Inc *	4,238	526
CSS Industries Inc	7,100	115
Dana Inc	54,130	1,207
Dave & Buster’s Entertainment Inc *(A)	15,850	660
Deckers Outdoor Corp *	18,835	2,131
Del Frisco’s Restaurant Group Inc *	26,068	345
Denny’s Corp *	511	8
Eldorado Resorts Inc *	31,159	1,408
Entercom Communications Corp, Cl A (A)	33,100	227
Ethan Allen Interiors Inc	8,200	192
Express Inc *	18,800	160
Extended Stay America Inc	700	15
Five Below *	3,660	259

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Floor & Decor Holdings Inc, Cl A *(A)	12,620	$593
G-III Apparel Group Ltd *	11,640	488
Graham Holdings Co, Cl B	348	202
Grand Canyon Education Inc *	2,342	260
Group 1 Automotive Inc	3,900	274
Haverty Furniture Cos Inc	22,121	442
Hudson, Cl A *	23,140	405
Hyatt Hotels Corp, Cl A	128	10
ILG Inc	1,629	56
Jack in the Box Inc	18,972	1,530
Johnson Outdoors Inc, Cl A	1,805	137
K12 Inc *	14,283	231
Kimball International Inc, Cl B	2,647	43
Kohl’s Corp	1,684	112
La-Z-Boy Inc, Cl Z	16,110	503
Lear Corp	1,677	332
Libbey Inc	18,100	118
M/I Homes Inc *	1,786	50
Madison Square Garden Co/The, Cl A *	1,313	344
Malibu Boats Inc, Cl A *	8,385	360
Marriott Vacations Worldwide Corp	140	17
MDC Holdings Inc	14,200	448
MDC Partners Inc, Cl A *	5,575	23
Meredith Corp (A)	10,865	547
Meritage Homes Corp *	6,200	281
Michael Kors Holdings Ltd *	4,545	261
Modine Manufacturing Co *	24,289	437
Monarch Casino & Resort Inc *	1,488	66
Movado Group Inc	301	15
MSG Networks Inc *	2,223	43
NACCO Industries Inc, Cl A	1,136	44
Nautilus Inc *	24,600	368
New Home Co Inc/The *	479	5
New Media Investment Group Inc	17,900	299
Nutrisystem Inc	16,290	608
Office Depot Inc	80,900	191
Ollie’s Bargain Outlet Holdings Inc *(A)	18,198	1,287
Oxford Industries Inc	536	44
Penn National Gaming Inc *	21,958	748
Perry Ellis International Inc *	1,736	48
Planet Fitness Inc, Cl A *	54,839	2,173
PlayAGS *	42,763	1,083
RCI Hospitality Holdings Inc	5,415	173
Red Robin Gourmet Burgers Inc *	11,444	576
Sally Beauty Holdings Inc *(A)	24,000	363
Scientific Games Corp/DE, Cl A *	5,786	343
Shoe Carnival Inc (A)	13,000	419
Shutterfly Inc *(A)	3,785	356
Six Flags Entertainment Corp (A)	10,980	708
Skechers U.S.A. Inc, Cl A *	1,136	33
Sonic Automotive Inc, Cl A	16,000	341
Stoneridge Inc *	15,768	497

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tailored Brands Inc	11,749	$386
Tempur Sealy International Inc *(A)	6,300	291
Texas Roadhouse Inc, Cl A	14,860	921
Tilly’s Inc, Cl A	14,266	196
TopBuild Corp *	11,744	986
Tower International Inc	29,856	878
Tribune Media Co, Cl A	1,379	50
tronc Inc *	2,124	34
Turtle Beach *(A)	17,602	306
Urban Outfitters Inc *	325	14
Vera Bradley Inc *	7,948	93
Weight Watchers International Inc *(A)	3,149	237
William Lyon Homes, Cl A *	30,995	739
Williams-Sonoma Inc (A)	11,700	648
Wingstop Inc (A)	6,310	319
Winnebago Industries Inc (A)	16,342	592
Wolverine World Wide Inc	28,045	940
World Wrestling Entertainment Inc, Cl A (A)	4,922	285
ZAGG *	30,098	458

		48,584

Consumer Staples — 2.7%
Boston Beer Co Inc/The, Cl A *	1,536	390
Calavo Growers Inc (A)	1,670	147
Cal-Maine Foods Inc *	487	23
Central Garden & Pet Co *(A)	19,740	806
Central Garden & Pet Co, Cl A *	37,129	1,411
Darling Ingredients Inc *	40,370	759
Hostess Brands Inc, Cl A *	100,464	1,369
Ingles Markets Inc, Cl A	7,500	215
Ingredion Inc	2,313	258
J&J Snack Foods Corp	6,140	869
Lamb Weston Holdings Inc	4,307	275
Medifast Inc	1,837	269
Nu Skin Enterprises Inc, Cl A	266	22
Sanderson Farms Inc (A)	8,271	810
Seaboard Corp	34	139
Seneca Foods Corp, Cl A *	2,800	76
SpartanNash Co	35,716	884
SUPERVALU Inc *	6,642	123
US Foods Holding Corp *	2,089	74
USANA Health Sciences Inc *	2,854	334
Village Super Market Inc, Cl A (A)	13,200	383
Weis Markets Inc	6,200	338

		9,974

Energy — 5.2%
Abraxas Petroleum Corp *	13,326	36
Antero Resources Corp *	3,926	75
Arch Coal Inc (A)	4,378	360
Archrock Inc	58,235	673
Bonanza Creek Energy Inc, Oil & Gas *	12,268	451

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
C&J Energy Services Inc *	23,626	$636
Callon Petroleum Co *(A)	69,335	821
Carrizo Oil & Gas Inc *(A)	72,874	1,841
CNX Resources Corp *	10,782	174
Delek US Holdings Inc	24,841	1,386
Denbury Resources Inc *(A)	173,500	737
Diamondback Energy Inc	1,524	184
Energen Corp *	4,204	285
Forum Energy Technologies Inc *	43,535	616
Gulfport Energy Corp *	3,180	35
Halcon Resources *(A)	100,472	486
HollyFrontier Corp	2,440	188
Jagged Peak Energy Inc *(A)	18,750	226
Kosmos Energy Ltd *	4,091	32
Laredo Petroleum *	12,600	117
Mammoth Energy Services Inc *	9,590	362
McDermott International *(A)	17,733	385
Midstates Petroleum Co Inc *	12,852	169
Murphy Oil Corp	3,548	109
Newpark Resources Inc *	52,600	571
Overseas Shipholding Group Inc, Cl A *	20,386	74
Par Pacific Holdings Inc *	16,100	287
PBF Energy Inc, Cl A	21,300	1,005
PDC Energy Inc *	15,551	941
Peabody Energy Corp	4,267	185
Penn Virginia Corp *	9,241	637
QEP Resources Inc *	3,095	37
Range Resources Corp (A)	45,675	724
Renewable Energy Group Inc *(A)	33,400	596
REX American Resources Corp *	222	17
RSP Permian Inc *	6,426	281
SandRidge Energy *	759	11
Solaris Oilfield Infrastructure Inc, Cl A *(A)	25,595	395
SRC Energy Inc *	50,800	657
Unit Corp *	10,100	221
VAALCO Energy Inc *	30,600	68
W&T Offshore Inc *	22,252	153
Whiting Petroleum Corp *	9,243	485
WildHorse Resource Development Corp *(A)	17,797	478
WPX Energy Inc *	78,530	1,430

		19,637

Financials — 18.7%
1st Source Corp	4,363	233
AG Mortgage Investment Trust Inc ‡	14,400	272
Ambac Financial Group Inc *	19,200	356
American Equity Investment Life Holding Co	16,600	588
American Financial Group Inc/OH	3,305	363
AmTrust Financial Services Inc (A)	8,800	118
Apollo Commercial Real Estate Finance Inc ‡(A)	18,100	336
Apollo Investment Corp (A)	51,100	291

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ares Capital Corp	1,950	$33
Argo Group International Holdings Ltd	2,603	158
ARMOUR Residential Inc ‡(A)	21,700	503
Arthur J Gallagher & Co	968	64
Associated Banc-Corp	15,500	428
Assurant Inc	111	10
Assured Guaranty Ltd	3,707	132
Atlantic Capital Bancshares Inc *	479	10
Axis Capital Holdings Ltd	423	24
BancFirst Corp	3,407	204
Banco Latinoamericano de Comercio Exterior SA, Cl E	13,600	362
Bancorp Inc/The *	1,633	18
Bank of Marin Bancorp	1,666	129
Bank of NT Butterfield & Son Ltd/The	7,468	357
BankUnited Inc	22,500	949
Banner Corp	13,095	785
Berkshire Hills Bancorp Inc	10,300	405
BGC Partners Inc, Cl A	7,893	90
BlackRock Capital Investment Corp	33,900	212
Boston Private Financial Holdings Inc	47,255	803
BrightSphere Investment Group	26,900	417
Brown & Brown Inc	3,965	110
Bryn Mawr Bank Corp	912	43
Camden National Corp	17,193	786
Carolina Financial Corp	5,555	243
Cathay General Bancorp	15,335	647
CenterState Bank Corp	14,224	437
Central Pacific Financial Corp	6,116	180
City Holding Co	1,437	107
CNO Financial Group Inc	65,045	1,302
CoBiz Financial Inc	49,058	1,095
Commerce Bancshares Inc/MO	2,921	189
Community Trust Bancorp Inc	10,974	560
Credit Acceptance Corp *(A)	930	328
Customers Bancorp Inc *	15,445	468
CVB Financial Corp (A)	24,625	571
Dime Community Bancshares Inc	24,460	498
Dynex Capital Inc ‡	39,900	259
E*TRADE Financial Corp *	4,201	266
Eagle Bancorp Inc *	408	25
East West Bancorp Inc	535	37
Employers Holdings Inc	4,841	192
Enstar Group Ltd *	192	39
Enterprise Financial Services Corp	5,594	305
Equity Bancshares Inc, Cl A *	561	22
Erie Indemnity Co, Cl A	219	25
Evercore Inc, Cl A	10,130	1,058
Everest Re Group Ltd	1,747	394
FB Financial Corp	2,322	95
Federal Agricultural Mortgage Corp, Cl C	10,658	997
Fidelity Southern Corp	14,446	353

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Financial Institutions Inc	12,423	$396
First American Financial Corp	3,016	157
First Bancorp/Southern Pines NC	1,296	54
First Busey Corp	13,506	434
First Business Financial Services Inc	9,400	243
First Citizens BancShares Inc/NC, Cl A	709	311
First Commonwealth Financial Corp	23,400	367
First Defiance Financial Corp	9,195	575
First Financial Corp/IN	4,169	182
First Horizon National Corp	567	10
First Interstate BancSystem Inc, Cl A	9,746	425
First Merchants Corp	1,357	62
First of Long Island Corp/The	971	25
FirstCash Inc	4,480	407
Flagstar Bancorp Inc *	12,400	431
Flushing Financial Corp	18,522	494
FNB Corp/PA (Pennsylvania)	86,938	1,152
Fulton Financial Corp	12,900	225
Genworth Financial Inc, Cl A *	14,915	51
Glacier Bancorp Inc (A)	18,250	712
Great Southern Bancorp Inc	3,060	176
Great Western Bancorp Inc	9,500	414
Green Bancorp Inc	33,000	741
Green Dot Corp, Cl A *	4,345	310
Guaranty Bancorp	1,022	34
Hancock Holding Co	23,005	1,156
Hanmi Financial Corp	27,084	811
Hanover Insurance Group Inc/The	11,674	1,415
Heartland Financial USA Inc	4,312	236
Heritage Commerce Corp	5,002	85
Heritage Financial Corp/WA	936	30
Heritage Insurance Holdings Inc (A)	30,000	506
Hilltop Holdings Inc	682	16
Home BancShares Inc/AR	73,995	1,703
HomeStreet Inc *	3,625	97
Hope Bancorp Inc	39,000	702
Horizon Bancorp/IN	1,691	53
IBERIABANK Corp	14,305	1,143
Independent Bank Corp/MI	36,797	940
Infinity Property & Casualty Corp	467	68
International Bancshares Corp	1,657	72
Investment Technology Group Inc	2,079	46
Lakeland Bancorp Inc	14,705	296
Lakeland Financial Corp	1,521	74
Legg Mason Inc (A)	15,900	593
Maiden Holdings Ltd	21,600	189
MB Financial Inc	1,150	57
Mercantile Bank Corp	10,942	395
MFA Financial Inc ‡	11,125	87
MGIC Investment Corp *	12,024	125
MTGE Investment Corp ‡	29,500	588
National Bank Holdings Corp, Cl A	17,835	694

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
National Commerce Corp *	519	$24
National Western Life Group Inc, Cl A	331	103
Nelnet Inc, Cl A	6,700	412
New York Mortgage Trust Inc ‡(A)	57,400	354
OceanFirst Financial Corp	23,765	697
OFG Bancorp	21,400	302
Old National Bancorp/IN	21,200	381
Oppenheimer Holdings Inc, Cl A	2,526	71
Oritani Financial Corp	805	13
Peapack Gladstone Financial Corp	3,278	113
PennantPark Investment	83,000	603
PennyMac Financial Services Inc, Cl A *	1,943	39
PennyMac Mortgage Investment Trust ‡	14,000	262
Piper Jaffray Cos	5,600	419
PJT Partners Inc	6,624	366
Popular Inc	15,696	710
Prospect Capital Corp (A)	43,500	294
QCR Holdings Inc	3,960	190
Radian Group Inc	57,040	907
Regional Management Corp *	12,985	463
Reinsurance Group of America Inc, Cl A	1,470	220
RenaissanceRe Holdings Ltd	716	88
Renasant Corp	18,715	897
Republic Bancorp Inc/KY, Cl A	10,200	448
S&T Bancorp Inc	712	32
Safety Insurance Group Inc	448	38
Sandy Spring Bancorp Inc	18,613	773
Santander Consumer USA Holdings Inc	935	17
Seacoast Banking Corp of Florida *	39,188	1,222
Selective Insurance Group Inc	18,610	1,058
Starwood Property Trust Inc ‡	4,538	98
State Bank Financial Corp	23,868	801
Sterling Bancorp/DE	46,635	1,145
Stewart Information Services Corp	810	34
Stifel Financial Corp	13,780	810
Stock Yards Bancorp Inc	503	20
Synovus Financial Corp	7,129	386
TCF Financial Corp	60,601	1,594
Texas Capital Bancshares Inc *	6,460	622
Third Point Reinsurance Ltd *	7,095	95
Tompkins Financial Corp	232	20
Torchmark Corp	4,954	420
TPG Specialty Lending Inc (A)	20,900	390
TriCo Bancshares	9,509	370
Triumph Bancorp Inc *	1,611	66
TrustCo Bank Corp NY	13,132	114
Two Harbors Investment Corp ‡	5,526	86
Umpqua Holdings Corp	39,890	939
Union Bankshares Corp	9,200	378
United Community Banks Inc/GA	48,496	1,574
United Financial Bancorp Inc	19,369	337
United Fire Group Inc	255	14

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Universal Insurance Holdings Inc	20,773	$741
Univest Corp of Pennsylvania	336	10
Validus Holdings Ltd	1,343	91
VICI Properties ‡	3,878	75
Voya Financial Inc	2,884	150
Walker & Dunlop Inc	1,418	80
Washington Federal Inc	26,400	857
Washington Trust Bancorp Inc	145	9
Waterstone Financial Inc	9,418	163
WesBanco Inc	5,500	256
Western Alliance Bancorp *	17,993	1,084
Wintrust Financial Corp	30,552	2,814
World Acceptance Corp *	499	54
WSFS Financial Corp	19,335	1,012
Zions Bancorporation	2,785	153

		70,224

Health Care — 14.0%
Acadia Healthcare *	22,585	908
Adamas Pharmaceuticals Inc *(A)	6,430	184
Agios Pharmaceuticals Inc *(A)	4,515	422
AMAG Pharmaceuticals Inc *	86,626	2,118
Amedisys Inc *	4,819	368
AMN Healthcare Services Inc *	19,368	1,094
Analogic Corp	211	18
AngioDynamics Inc *	17,205	362
ANI Pharmaceuticals Inc *	9,800	620
Array BioPharma Inc *	30,415	497
AxoGen Inc *	6,771	332
Bio-Rad Laboratories Inc, Cl A *	205	59
BioTelemetry Inc *	32,803	1,386
Blueprint Medicines Corp *	5,140	432
Bruker Corp	594	18
Cantel Medical Corp	12,675	1,383
Cellectis SA ADR *	8,080	242
Concert Pharmaceuticals Inc *	4,526	92
CONMED Corp	21,386	1,468
Dynavax Technologies Corp *	17,390	275
Eagle Pharmaceuticals Inc/DE *(A)	3,800	256
Emergent BioSolutions Inc *	1,347	69
Enanta Pharmaceuticals Inc *	1,280	128
Encompass Health Corp	24,377	1,578
Ensign Group Inc/The	10,891	399
Exact Sciences Corp *(A)	13,720	817
Foundation Medicine Inc *(A)	3,738	371
G1 Therapeutics *	6,703	290
Globus Medical Inc, Cl A *	5,683	316
Haemonetics Corp *	7,754	701
HealthEquity Inc *	5,413	402
Heron Therapeutics Inc *(A)	10,358	338
ICU Medical Inc *	1,979	576
Immunomedics Inc *(A)	43,186	953

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Innoviva Inc *	17,600	$260
Inogen Inc *	7,831	1,431
Insulet Corp *	23,420	2,197
Integer Holdings Corp *	32,437	2,141
Integra LifeSciences Holdings Corp *	18,223	1,176
Intersect ENT Inc *	6,695	285
iRhythm Technologies Inc *	4,693	357
Lannett Co Inc *(A)	15,700	260
Lantheus Holdings Inc *	8,864	124
LifePoint Health Inc *(A)	9,400	497
Ligand Pharmaceuticals Inc *(A)	13,166	2,531
LivaNova PLC *	1,422	134
Loxo Oncology Inc *(A)	6,327	1,122
Madrigal Pharmaceuticals Inc *(A)	1,936	514
Magellan Health Inc *	12,560	1,149
Medidata Solutions Inc *(A)	15,740	1,214
Medpace Holdings Inc *	15,783	665
Meridian Bioscience Inc	2,691	40
Merit Medical Systems Inc *	4,951	254
Mirati Therapeutics *	7,087	301
Myriad Genetics Inc *	381	14
National HealthCare Corp	489	32
NeoGenomics Inc *	121,980	1,415
Neos Therapeutics Inc *	31,789	215
Novocure Ltd *	11,978	377
Omnicell Inc *	35,156	1,636
Orthofix International NV *	4,650	254
Owens & Minor Inc	9,100	148
Patterson Cos Inc (A)	10,700	224
Penumbra Inc *	2,424	390
Phibro Animal Health Corp, Cl A	7,548	341
PRA Health Sciences Inc *	12,915	1,096
Providence Service Corp/The *	929	67
QIAGEN NV *	444	16
Quality Systems Inc *	1,581	28
Quidel Corp *	28,699	1,799
REGENXBIO Inc *	6,902	374
Retrophin Inc *	14,732	413
Sarepta Therapeutics Inc *(A)	3,794	356
Sientra *	38,280	691
STAAR Surgical Co *	10,372	309
Supernus Pharmaceuticals Inc *	26,488	1,493
Tabula Rasa HealthCare Inc *(A)	7,017	383
Tactile Systems Technology Inc *(A)	8,053	400
Tandem Diabetes Care *	27,917	392
Teladoc Inc *(A)	25,558	1,301
Tenet Healthcare Corp *	11,379	403
Triple-S Management Corp, Cl B *	9,719	356
United Therapeutics Corp *	1,708	182
Vericel *	26,040	350
Viking Therapeutics Inc *	32,707	327
WellCare Health Plans Inc *	1,202	266

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zogenix Inc *	6,010	$256

		52,428

Industrials — 13.4%
AAR Corp	256	11
ACCO Brands Corp	33,500	432
Acuity Brands Inc	4,480	530
AGCO Corp	153	10
Air Lease Corp, Cl A	13,700	608
Air Transport Services Group Inc *	43,300	909
Aircastle Ltd	26,200	560
Alamo Group Inc	1,390	128
Alaska Air Group Inc	3,400	207
American Railcar Industries Inc (A)	5,600	228
Apogee Enterprises Inc	23,009	1,004
ArcBest Corp	9,569	454
ASGN *	12,681	976
Atlas Air Worldwide Holdings Inc *	7,700	525
Axon Enterprise Inc *(A)	5,562	354
BMC Stock Holdings Inc *	27,530	560
Brady Corp, Cl A	22,367	872
Briggs & Stratton Corp	23,614	436
Brink’s Co/The	15,600	1,236
Builders FirstSource Inc *	17,400	341
BWX Technologies Inc	4,637	309
CAI International Inc *	509	12
CBIZ Inc *	438	9
Chart Industries Inc *	5,630	363
Continental Building Products Inc *	18,151	549
Covenant Transportation Group Inc, Cl A *	3,121	94
CRA International Inc	4,917	266
Crane Co	621	52
CSW Industrials Inc *	1,574	76
Cubic Corp	4,358	303
Curtiss-Wright Corp	1,147	146
Deluxe Corp	25,220	1,678
Ducommun Inc *	3,440	116
Dun & Bradstreet Corp/The	369	45
Dycom Industries Inc *	6,852	638
EMCOR Group Inc	14,169	1,076
Ennis Inc	35,098	641
Essendant Inc	6,900	97
Esterline Technologies Corp *	934	68
Exponent Inc	10,095	992
Fortress Transportation & Infrastructure Investors LLC	76,900	1,330
FTI Consulting Inc *	5,754	357
GATX Corp (A)	4,000	288
Global Brass & Copper Holdings Inc	21,368	671
GrafTech International	38,072	699
Granite Construction Inc	13,794	784
Hawaiian Holdings Inc	15,150	561

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Heidrick & Struggles International Inc	1,737	$66
Herman Miller Inc	10,600	347
Hub Group Inc, Cl A *	320	16
Huntington Ingalls Industries Inc	957	212
Hyster-Yale Materials Handling Inc	6,433	429
ICF International Inc	10,574	747
Insperity Inc	3,209	295
Interface Inc, Cl A	27,464	623
ITT Inc	5,437	281
JetBlue Airways Corp *	33,081	625
John Bean Technologies Corp	12,650	1,117
Kadant Inc	3,637	355
Kelly Services Inc, Cl A	21,900	491
Kennametal Inc	11,915	444
Kirby Corp *	3,896	353
KLX Inc *	846	62
Korn/Ferry International	7,043	385
ManpowerGroup Inc	873	79
Marten Transport Ltd	5,205	119
MasTec Inc *	22,340	1,042
McGrath RentCorp	8,737	569
Meritor Inc *	31,322	650
Moog Inc, Cl A	8,563	698
National Presto Industries Inc (A)	468	53
Nexeo Solutions Inc *	34,847	337
Northwest Pipe Co *	20,274	427
NV5 Global Inc *	10,190	640
Old Dominion Freight Line Inc	1,395	218
Orbital ATK Inc	1,194	160
Oshkosh Corp	2,785	203
Park-Ohio Holdings Corp	7,900	312
PGT Innovations Inc *	15,839	328
Proto Labs Inc *	11,200	1,351
Quad/Graphics Inc, Cl A	21,039	416
Rexnord Corp *	23,685	691
RPX Corp	8,752	91
Rush Enterprises Inc, Cl A *	1,277	55
Saia Inc *	15,760	1,299
Simpson Manufacturing Co Inc	9,249	586
SiteOne Landscape Supply Inc *(A)	9,695	733
SkyWest Inc	7,200	410
SP Plus Corp *	8,619	310
Spartan Motors Inc	2,210	34
Sparton Corp *	436	8
Spirit AeroSystems Holdings Inc, Cl A	4,465	378
Standex International Corp	124	12
Steelcase Inc, Cl A	23,300	336
Sunrun Inc *(A)	29,050	351
Teledyne Technologies Inc *	403	81
Terex Corp (A)	14,764	584
TPI Composites *	12,907	339
Triumph Group Inc (A)	9,000	191

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TrueBlue Inc *	676	$17
UniFirst Corp/MA	4,457	792
USG Corp *	1,501	62
Vectrus Inc *	10,900	350
Viad Corp	1,593	84
Vicor Corp *	8,532	374
VSE Corp	959	47
Wabash National Corp (A)	28,900	578
WageWorks Inc *	31,295	1,485
Watts Water Technologies Inc, Cl A	10,082	776
XPO Logistics Inc *	15,155	1,595
YRC Worldwide Inc *	75,543	810

		50,510

Information Technology — 17.3%
2U Inc *(A)	23,870	2,263
Acxiom Corp *	75,862	2,222
Alpha & Omega Semiconductor Ltd *	11,202	174
Alteryx Inc, Cl A *(A)	7,367	251
Amkor Technology Inc *	57,983	528
Arrow Electronics Inc *	300	22
Aspen Technology Inc *	3,719	347
AVX Corp	2,735	42
Bel Fuse Inc, Cl B	10,088	195
Belden Inc	15,440	853
Benchmark Electronics Inc	11,346	314
Blucora Inc *	14,660	556
Booz Allen Hamilton Holding Corp, Cl A	21,968	991
Bottomline Technologies de Inc *	7,879	375
Box Inc, Cl A *	37,988	976
Cabot Microelectronics Corp	2,991	338
CACI International Inc, Cl A *	673	112
CalAmp Corp *	50,735	1,077
Carbonite Inc *	10,123	393
Ciena Corp *	18,500	426
Cohu Inc	23,055	554
Comtech Telecommunications Corp	12,999	407
Control4 Corp *	1,891	47
Convergys Corp	4,217	100
Cornerstone OnDemand Inc *	22,511	1,114
Coupa Software Inc *	11,635	621
Cray Inc *	12,126	302
Cree Inc *(A)	5,978	279
CSG Systems International Inc	9,560	396
DHI Group Inc *	37,500	86
Diodes Inc *	4,531	155
Electro Scientific Industries Inc *	5,169	101
EMCORE Corp *	6,046	31
Entegris Inc	24,170	848
EPAM Systems Inc *	2,732	337
Etsy Inc *	13,776	446
Euronet Worldwide Inc *	3,995	335

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Everbridge Inc *	46,584	$2,146
EVERTEC Inc	671	15
Fabrinet *	10,200	358
Fair Isaac Corp *	2,453	451
FireEye Inc *	132,173	2,206
First Solar Inc *	3,675	248
Five9 Inc *	58,124	2,028
FLIR Systems Inc	3,610	195
Glu Mobile Inc *	60,194	339
GrubHub Inc *(A)	8,491	910
Hackett Group Inc/The	17,400	280
HubSpot Inc *(A)	6,655	807
Inphi Corp *(A)	19,128	646
Insight Enterprises Inc *	2,642	124
Instructure Inc *	5,953	256
j2 Global Inc	11,410	963
Jabil	7,531	213
Kimball Electronics Inc *	5,580	104
Kulicke & Soffa Industries Inc *	27,500	662
Leidos Holdings Inc	1,206	72
Littelfuse Inc	5,140	1,116
LogMeIn Inc	5,900	637
ManTech International Corp/VA, Cl A	1,944	105
Marvell Technology Group Ltd	9,355	202
MAXIMUS Inc	11,040	672
Mercury Systems Inc *	16,200	598
Methode Electronics Inc	9,400	377
MicroStrategy Inc, Cl A *	1,164	151
MINDBODY Inc, Cl A *	12,950	510
MoneyGram International Inc *	32,352	214
MongoDB, Cl A *	7,233	341
Monolithic Power Systems Inc	10,575	1,394
Monotype Imaging Holdings Inc	7,070	153
New Relic Inc *	2,937	298
nLight *	9,044	336
Novanta Inc *	19,741	1,280
Nutanix Inc, Cl A *	6,807	364
Okta Inc, Cl A *	5,776	325
ON Semiconductor Corp *	3,424	86
Paycom Software Inc *(A)	3,630	383
Perficient Inc *	42,900	1,120
Photronics Inc *	15,820	138
Plantronics Inc	5,303	386
Progress Software Corp	4,237	160
Proofpoint Inc *	12,273	1,435
Pure Storage Inc, Cl A *(A)	11,481	246
Q2 Holdings Inc *	18,425	1,053
QAD Inc, Cl A	2,664	138
Qualys Inc *	3,189	245
QuinStreet Inc *	4,244	58
Rapid7 Inc *	13,865	439
RealPage Inc *	4,913	289

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ribbon Communications Inc *	944	$6
RingCentral Inc, Cl A *	27,446	2,079
Rudolph Technologies Inc *	10,860	364
SailPoint Technologies Holding Inc *	12,370	323
Sanmina Corp *	18,100	521
ScanSource Inc *	9,419	369
Semtech Corp *	22,885	1,108
SS&C Technologies Holdings Inc	1,122	57
Switch Inc, Cl A	41,145	513
Sykes Enterprises Inc *	19,259	542
SYNNEX Corp	483	52
Systemax Inc	4,836	160
Tech Data Corp *	8,500	738
Teradyne Inc	1,603	61
Trade Desk Inc/The, Cl A *	4,669	399
Travelport Worldwide Ltd	11,899	209
TTM Technologies Inc *	28,300	510
Twilio Inc, Cl A *	7,512	405
Tyler Technologies Inc *	5,835	1,351
Ultra Clean Holdings Inc *	18,900	333
Upland Software *	22,030	788
USA Technologies Inc *	68,865	926
Varonis Systems Inc *	30,315	2,354
VASCO Data Security International Inc *	21,430	464
Viavi Solutions Inc *	80,355	764
Vishay Intertechnology Inc (A)	23,300	494
Vishay Precision Group Inc *	8,900	334
Web.com Group Inc *	14,000	274
Xcerra Corp *	5,082	70
XO Group Inc *	9,489	308
Zebra Technologies Corp, Cl A *	2,331	358
Zendesk Inc *	18,853	1,054
Zynga Inc, Cl A *	3,028	13

		65,187

Materials — 3.7%
AdvanSix Inc *	6,998	255
Alcoa Corp *	7,545	363
Avery Dennison Corp	723	76
Boise Cascade Co	9,601	458
Cabot Corp	9,000	542
Carpenter Technology Corp	11,860	711
Clearwater Paper Corp *	5,600	135
Domtar Corp	9,600	461
Ferroglobe *	55,400	–
FutureFuel Corp	15,875	214
Huntsman Corp	1,460	47
Ingevity Corp *	12,870	980
Kaiser Aluminum Corp	2,700	298
KMG Chemicals Inc	3,542	237
Kronos Worldwide Inc	16,600	411
Louisiana-Pacific	19,100	557

SEI Institutional Investments Trust / Annual Report / May 31, 2018	7

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Materion Corp	4,987	$272
Minerals Technologies Inc	9,337	682
Owens-Illinois Inc *	19,700	366
PH Glatfelter Co	15,000	262
PolyOne Corp	15,215	638
Reliance Steel & Aluminum Co	2,410	226
Schnitzer Steel Industries Inc, Cl A	14,200	442
Schweitzer-Mauduit International Inc	8,200	359
Sensient Technologies Corp	8,780	590
Silgan Holdings Inc	38,593	1,050
Sonoco Products Co	458	23
Steel Dynamics Inc	5,535	274
Stepan Co	3,447	251
Summit Materials Inc, Cl A *	18,785	534
Tahoe Resources Inc	10,833	57
Trinseo SA	13,474	974
United States Steel Corp	2,849	105
US Concrete Inc *	14,658	893
Valhi Inc	2,897	19
Verso Corp *	11,399	231

		13,993

Real Estate — 5.6%
Acadia Realty Trust ‡	34,090	878
AGNC Investment Corp ‡	6,097	115
Agree Realty Corp ‡	12,251	649
Alexander’s Inc ‡	672	260
Alexandria Real Estate Equities Inc ‡	102	13
American Assets Trust Inc ‡	21,855	794
Armada Hoffler Properties Inc ‡	837	12
Ashford Hospitality Trust Inc ‡	51,500	380
Braemar Hotels & Resorts ‡	4,219	46
Camden Property Trust ‡	4,743	417
CatchMark Timber Trust Inc, Cl A ‡	1,942	25
CBL & Associates Properties Inc ‡(A)	25,200	128
Chatham Lodging Trust ‡	19,300	401
Chimera Investment Corp ‡	2,920	54
Columbia Property Trust Inc ‡	23,805	527
CoreCivic Inc ‡	3,528	76
CorEnergy Infrastructure Trust Inc ‡(A)	10,900	394
CoreSite Realty Corp ‡	6,305	669
CYS Investments Inc ‡	38,000	278
DCT Industrial Trust Inc ‡	1,515	99
DDR ‡	25,350	385
DiamondRock Hospitality Co ‡	44,300	564
Duke Realty Corp ‡	2,305	65
Education Realty Trust Inc ‡	23,331	853
Equity Commonwealth *‡	32,474	1,010
First Industrial Realty Trust Inc ‡	4,631	152
Four Corners Property Trust Inc ‡	17,371	398
Franklin Street Properties Corp ‡	29,200	226
GEO Group Inc/The ‡	1,551	38

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Getty Realty Corp ‡	24,170	$631
Government Properties Income Trust ‡	15,600	227
Gramercy Property Trust ‡	2,294	63
Healthcare Realty Trust Inc ‡	26,315	717
Hersha Hospitality Trust, Cl A ‡	25,400	540
Highwoods Properties Inc ‡	12,105	579
Hospitality Properties Trust ‡	14,498	420
Howard Hughes Corp/The *	636	80
InfraREIT Inc ‡	11,762	251
Invitation Homes Inc ‡	5,021	111
iStar Inc *‡	934	10
Jernigan Capital Inc ‡(A)	14,200	280
Jones Lang LaSalle Inc	2,391	392
Kilroy Realty Corp ‡	702	53
LaSalle Hotel Properties ‡	1,970	68
Liberty Property Trust ‡	5,430	240
Mack-Cali Realty Corp ‡	11,600	229
MedEquities Realty Trust Inc ‡	6,181	65
Medical Properties Trust Inc ‡	71,308	968
Monmouth Real Estate Investment Corp, Cl A ‡	1,813	28
New Residential Investment Corp ‡	7,487	134
New Senior Investment Group Inc ‡	52,200	390
NexPoint Residential Trust Inc ‡	1,851	51
Park Hotels & Resorts Inc ‡	201	6
Pebblebrook Hotel Trust ‡(A)	18,484	755
Piedmont Office Realty Trust Inc, Cl A ‡	15,700	302
Rayonier Inc ‡	2,158	84
Rexford Industrial Realty Inc ‡	26,800	838
Sabra Health Care ‡	16,600	344
Select Income ‡	17,900	387
Summit Hotel Properties Inc ‡	27,500	420
Sun Communities Inc ‡	2,377	230
Terreno Realty Corp ‡	20,870	795
Tier Inc ‡	4,141	91
Urstadt Biddle Properties Inc, Cl A ‡	2,160	47
Xenia Hotels & Resorts Inc ‡	9,242	233

		20,965

Telecommunication Services — 0.5%
Boingo Wireless Inc *	47,933	1,031
Cincinnati Bell Inc *(A)	32,430	399
Iridium Communications Inc *	25,719	391
Telephone & Data Systems Inc	809	20

		1,841

Utilities — 2.4%
American States Water Co	4,398	248
Atmos Energy Corp	1,144	102
Avista Corp	997	52
Chesapeake Utilities Corp	6,977	557
Connecticut Water Service Inc	779	50

8	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
El Paso Electric Co	16,010	$938
Great Plains Energy Inc	4,439	151
Hawaiian Electric Industries Inc	10,289	353
IDACORP Inc	10,864	1,003
MGE Energy Inc	1,032	62
Middlesex Water Co	1,811	81
NorthWestern Corp	18,602	1,014
NRG Energy Inc	5,473	187
ONE Gas Inc	13,564	1,018
Pinnacle West Capital Corp	1,054	84
Portland General Electric Co	17,021	726
SJW Group	3,747	237
Southwest Gas Holdings Inc	13,660	1,034
UGI Corp	7,689	388
Unitil Corp	4,936	238
Vectren Corp	1,427	101
Vistra Energy *	10,360	254
WGL Holdings Inc	889	78

		8,956

Total Common Stock (Cost $289,332) ($ Thousands)		362,299

EXCHANGE TRADED FUND — 0.4%
iShares Russell 2000 Value Fund (A)	10,730	1,409

Total Exchange Traded Fund (Cost $1,423) ($ Thousands)		1,409

	Number of Rights

RIGHTS — 0.0%
Dyax, Expires 12/31/2019	1,964	–

Kinder Morgan Escrow ‡‡	69,896	–

Description	Number of Rights	Market Value ($ Thousands)

RIGHTS (continued)
Media General Inc ‡‡	1,155	$–

Allos Therapeutics ‡‡	81,300	–

Total Rights (Cost $—) ($ Thousands)		–

	Face Amount (Thousands)

CONVERTIBLE BOND — 0.0%
EBHI Holdings
5.250%, 04/01/2014 (B)	$2,856	–

Total Convertible Bond (Cost $445) ($ Thousands)		–

	Shares

AFFILIATED PARTNERSHIP — 11.0%
SEI Liquidity Fund, L.P.
1.870% **†(C)	41,301,677	41,302

Total Affiliated Partnership (Cost $41,300) ($ Thousands)		41,302

CASH EQUIVALENT — 3.8%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	14,208,644	14,209

Total Cash Equivalent (Cost $14,209) ($ Thousands)		14,209

Total Investments in Securities— 111.6% (Cost $346,709) ($ Thousands)		$419,219

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Russell 2000 Index E-MINI	29	Jun-2018	$2,358	$2,370	$12

SEI Institutional Investments Trust / Annual Report / May 31, 2018	9

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap Fund (Continued)

Percentages are based on Net Assets of $375,607 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2018.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018 was $40,281 ($ Thousands).

(B)	Security is in default on interest payment.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $41,302 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

LLC — Limited Liability Company

L.P. — Limited Partnership

PLC — Public Limited Company

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$362,299	$–	$–	$362,299
Exchange Traded Fund	1,409	–	–	1,409
Rights	–	–	–	–
Convertible Bond	–	–	–	–
Affiliated Partnership	–	41,302	–	41,302
Cash Equivalent	14,209	–	–	14,209

Total Investments in Securities	$377,917	$41,302	$–	$419,219

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$12	$–	$–	$12

Total Other Financial Instruments	$12	$–	$–	$12

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized (Depreciation)	Value 5/31/2018	Dividend Income
SEI Liquidity Fund, L.P.	$47,636	$143,789	$(150,123)	$(2)	$2	$41,302	$269
SEI Daily Income Trust, Government Fund, CI F	25,242	223,184	(234,217)	–	–	14,209	163
Totals	$72,878	$366,973	$(384,340)	$(2)	$2	$55,511	$432

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.6%

Consumer Discretionary — 12.9%
1-800-Flowers.com Inc, Cl A *	15,769	$199
Aaron’s Inc	565	22
Abercrombie & Fitch Co, Cl A (A)	22,426	535
Acushnet Holdings Corp	1,712	41
American Eagle Outfitters Inc	33,927	753
American Public Education Inc *	4,635	197
America’s Car-Mart Inc/TX *	1,209	75
At Home Group Inc *(A)	20,103	696
Bassett Furniture Industries Inc	2,040	56
Big Lots Inc (A)	85,685	3,505
Biglari Holdings, Cl A *	2	2
Biglari Holdings, Cl B *	137	29
BJ’s Restaurants Inc	13,083	733
Bloomin’ Brands Inc	48,260	1,024
Boot Barn Holdings Inc *(A)	28,432	673
Bridgepoint Education Inc, Cl A *	7,555	52
Brinker International Inc (A)	2,073	91
Burlington Stores Inc *	1,407	206
Callaway Golf Co	62,249	1,179
Capella Education Co	164	16
Carter’s Inc	11,016	1,201
Carvana Co, Cl A *(A)	22,866	660
Cavco Industries Inc *	506	105
Century Communities Inc *	8,311	250
Cheesecake Factory Inc/The (A)	72,255	3,744
Chegg Inc *(A)	28,496	797
Churchill Downs Inc	2,933	878
Citi Trends Inc	15,229	457
Columbia Sportswear Co	487	42
Conn’s Inc *(A)	14,009	324
Cooper Tire & Rubber Co (A)	37,850	973
Cooper-Standard Holdings Inc *	1,626	202
Deckers Outdoor Corp *	11,384	1,288
Del Frisco’s Restaurant Group Inc *	32,708	433
Denny’s Corp *	3,933	60
Dick’s Sporting Goods Inc	11,672	427
El Pollo Loco Holdings Inc *	3,502	37
Eldorado Resorts Inc *(A)	10,189	461
Express Inc *	13,090	111
Extended Stay America Inc	2,672	56
Five Below *	8,030	568
Flexsteel Industries Inc	211	8
Fox Factory Holding Corp *	12,404	493
Gentherm Inc *	61,185	2,166
Graham Holdings Co, Cl B	366	213
Grand Canyon Education Inc *	20,553	2,283
Haverty Furniture Cos Inc	7,728	155
Helen of Troy Ltd *	6,393	574
Horizon Global Corp *(A)	47,974	319
Hyatt Hotels Corp, Cl A	272	22
ILG Inc	2,154	74

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Jack in the Box Inc	6,204	$500
John Wiley & Sons Inc, Cl A	718	49
Johnson Outdoors Inc, Cl A	1,696	129
K12 Inc *	14,891	240
Kimball International Inc, Cl B	5,073	82
Kohl’s Corp	1,910	128
La-Z-Boy Inc, Cl Z	8,012	250
Lear Corp	2,440	483
M/I Homes Inc *	4,196	117
Madison Square Garden Co/The, Cl A *	2,878	754
Malibu Boats Inc, Cl A *	35,480	1,521
Marriott Vacations Worldwide Corp	245	29
MDC Partners Inc, Cl A *	4,470	19
Michael Kors Holdings Ltd *	4,704	270
Michaels Cos Inc/The *	20,570	378
Modine Manufacturing Co *	5,057	91
Monarch Casino & Resort Inc *	1,926	86
Monro Inc (A)	14,358	805
Movado Group Inc	449	22
MSG Networks Inc *	3,040	59
Murphy USA Inc *(A)	13,391	894
NACCO Industries Inc, Cl A	997	38
National CineMedia Inc	101,433	752
New Home Co Inc/The *	1,708	17
Nexstar Media Group Inc, Cl A	15,596	1,034
Ollie’s Bargain Outlet Holdings Inc *	7,477	529
Oxford Industries Inc	6,461	533
Penn National Gaming Inc *	373	13
Perry Ellis International Inc *	3,103	85
PICO Holdings Inc	740	8
Planet Fitness Inc, Cl A *	16,086	637
Playa Hotels & Resorts *	78,902	828
PlayAGS *	39,368	997
RCI Hospitality Holdings Inc	5,568	178
Red Robin Gourmet Burgers Inc *	5,778	291
Sally Beauty Holdings Inc *(A)	107,109	1,622
Scientific Games Corp/DE, Cl A *	12,677	752
Shoe Carnival Inc	1,503	48
Shutterfly Inc *(A)	8,303	782
Skechers U.S.A. Inc, Cl A *	89,699	2,607
Steven Madden Ltd	14,268	754
Stoneridge Inc *	5,119	161
Tailored Brands Inc	39,271	1,288
Tilly’s Inc, Cl A	15,885	219
TopBuild Corp *	6,839	574
Tower International Inc	13,678	402
Tribune Media Co, Cl A	1,831	66
tronc Inc *	2,402	39
Turtle Beach *(A)	38,561	671
Under Armour Inc, Cl C *(A)	22,811	432
Urban Outfitters Inc *	9,571	398
Vera Bradley Inc *	11,682	136

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS

May 31, 2018
Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vista Outdoor Inc *	23,806	$403
Weight Watchers International Inc *(A)	6,908	520
William Lyon Homes, Cl A *	10,136	242
Wingstop Inc (A)	13,825	700
Wolverine World Wide Inc	25,562	857
World Wrestling Entertainment Inc, Cl A (A)	10,797	625
ZAGG Inc *	20,536	312

		56,921

Consumer Staples — 3.2%
Andersons Inc/The	21,545	696
B&G Foods Inc, Cl A (A)	18,132	510
Boston Beer Co Inc/The, Cl A *	3,368	855
Calavo Growers Inc (A)	3,660	322
Cal-Maine Foods Inc *	578	28
Casey’s General Stores Inc (A)	6,102	591
Central Garden & Pet Co, Cl A *	12,757	485
Darling Ingredients Inc *	43,181	811
Energizer Holdings Inc	19,455	1,182
Flowers Foods Inc	801	16
Fresh Del Monte Produce Inc	1,125	50
Hain Celestial Group Inc/The *(A)	97,039	2,476
Hostess Brands Inc, Cl A *(A)	91,971	1,254
Ingredion Inc	2,737	305
Lamb Weston Holdings Inc	7,017	447
Medifast Inc	4,039	592
Nu Skin Enterprises Inc, Cl A	499	41
Performance Food Group Co *	16,101	576
Sanderson Farms Inc (A)	3,607	353
Seaboard Corp	30	122
Spectrum Brands Holdings Inc (A)	7,427	592
TreeHouse Foods Inc *	23,492	1,125
US Foods Holding Corp *	2,930	105
USANA Health Sciences Inc *	6,253	732

		14,266

Energy — 4.9%
Abraxas Petroleum Corp *	27,635	75
Antero Resources Corp *	4,203	80
Arch Coal Inc (A)	6,350	522
Bonanza Creek Energy Inc, Oil & Gas *	23,721	872
C&J Energy Services Inc *	7,721	208
Callon Petroleum Co *(A)	50,311	596
Carrizo Oil & Gas Inc *(A)	70,250	1,774
CNX Resources Corp *	15,780	255
Delek US Holdings Inc	18,103	1,010
Diamondback Energy Inc	1,624	196
Energen Corp *	5,982	406
Evolution Petroleum Corp	71,357	678
Gulfport Energy Corp *	272,146	3,024
HollyFrontier Corp	2,993	231
Kosmos Energy Ltd *	6,743	52

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mammoth Energy Services Inc *	21,005	$793
Matrix Service Co *	549	11
Midstates Petroleum Co Inc *	12,539	165
Murphy Oil Corp	4,679	144
Overseas Shipholding Group Inc, Cl A *	21,404	78
PBF Energy Inc, Cl A	59,665	2,815
PDC Energy Inc *	1,489	90
Peabody Energy Corp	6,047	262
Penn Virginia Corp *	17,797	1,227
QEP Resources Inc *	4,084	49
Range Resources Corp (A)	57,497	911
REX American Resources Corp *	1,535	117
RigNet Inc *	21,749	258
RSP Permian Inc *	1,486	65
SandRidge Energy *	4,835	70
Select Energy Services Inc, Cl A *(A)	20,624	294
SRC Energy Inc *(A)	68,801	890
Ultra Petroleum Corp *	5,383	10
W&T Offshore Inc *	36,140	248
Whiting Petroleum Corp *	40,367	2,116
WildHorse Resource Development Corp *(A)	36,356	976

		21,568

Financials — 19.0%
1st Source Corp	3,392	180
American Equity Investment Life Holding Co	133,420	4,728
American Financial Group Inc/OH	3,070	337
AMERISAFE Inc	260	16
Argo Group International Holdings Ltd	3,783	230
Arthur J Gallagher & Co	1,279	85
Assurant Inc	587	55
Assured Guaranty Ltd	4,596	163
Atlantic Capital Bancshares Inc *	633	13
Avista Healthcare Public Acquisition, Cl A *	56,680	566
Axis Capital Holdings Ltd	2,052	117
Banc of California Inc (A)	27,701	537
BancFirst Corp	2,658	159
Bancorp Inc/The *	76,810	870
Bank of Hawaii Corp	380	32
Bank of Marin Bancorp	1,835	142
Bank of NT Butterfield & Son Ltd/The	40,100	1,915
BankUnited Inc	119,897	5,056
Banner Corp	148	9
BGC Partners Inc, Cl A	8,809	101
Blackstone Mortgage Trust Inc, Cl A ‡(A)	38,869	1,228
BOK Financial Corp	199	20
Brown & Brown Inc	5,266	146
Bryn Mawr Bank Corp	1,424	67
Camden National Corp	1,828	84
Carolina Financial Corp	8,072	353
Cathay General Bancorp	1,004	42
CenterState Bank Corp	29,215	898

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Central Pacific Financial Corp	7,000	$206
Chemical Financial Corp	16,534	928
City Holding Co	1,832	136
CNO Financial Group Inc	138,170	2,766
CoBiz Financial Inc	2,479	55
Commerce Bancshares Inc/MO	4,180	270
Community Trust Bancorp Inc	3,855	197
Cowen Inc, Cl A *(A)	76,620	1,145
Credit Acceptance Corp *(A)	1,413	499
Cullen/Frost Bankers Inc	119	14
Customers Bancorp Inc *	4,832	146
Dime Community Bancshares Inc	9,986	203
E*TRADE Financial Corp *	4,329	274
Eagle Bancorp Inc *	13,060	791
East West Bancorp Inc	1,545	107
Employers Holdings Inc	4,403	174
Enstar Group Ltd *	354	72
Enterprise Financial Services Corp	6,792	371
Equity Bancshares Inc, Cl A *	1,016	40
Erie Indemnity Co, Cl A	375	42
Everest Re Group Ltd	1,952	440
FB Financial Corp	4,731	194
Federal Agricultural Mortgage Corp, Cl C	2,610	244
Federated Investors Inc, Cl B	9,108	221
Fidelity Southern Corp	1,116	27
Financial Engines Inc	33,104	1,478
Financial Institutions Inc	4,087	130
First American Financial Corp	2,604	136
First BanCorp/Puerto Rico *	3,218	25
First Bancorp/Southern Pines NC	1,403	58
First Busey Corp	1,963	63
First Citizens BancShares Inc/NC, Cl A	865	380
First Commonwealth Financial Corp	214,453	3,365
First Defiance Financial Corp	7,898	494
First Financial Corp/IN	2,703	118
First Foundation Inc *	458	9
First Horizon National Corp	57,507	1,066
First Interstate BancSystem Inc, Cl A	1,064	46
First Merchants Corp	1,926	88
First of Long Island Corp/The	1,567	40
FirstCash Inc	9,634	874
Flushing Financial Corp	4,246	113
FNB Corp/PA (Pennsylvania) (A)	381,269	5,052
Franklin Financial Network Inc *	494	18
Genworth Financial Inc, Cl A *	10,524	36
Great Southern Bancorp Inc	3,799	218
Great Western Bancorp Inc	73,316	3,196
Green Dot Corp, Cl A *	9,531	679
Guaranty Bancorp	2,214	75
Hanmi Financial Corp	5,352	160
Hanover Insurance Group Inc/The	11,193	1,357
Heartland Financial USA Inc	4,475	245

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hercules Capital	70,988	$880
Heritage Commerce Corp	10,243	175
Heritage Financial Corp/WA	2,658	85
Hilltop Holdings Inc	1,414	33
Home BancShares Inc/AR	12,736	293
HomeStreet Inc *	7,117	191
Horizon Bancorp/IN	2,298	72
IBERIABANK Corp	17,780	1,421
Independent Bank Corp/MI	14,672	375
Infinity Property & Casualty Corp	596	86
International Bancshares Corp	1,756	76
INTL FCStone Inc *	1,892	95
Investment Technology Group Inc	1,520	33
Investors Bancorp Inc	4,587	61
Lakeland Bancorp Inc	1,576	32
Lakeland Financial Corp	2,203	108
MB Financial Inc	23,649	1,168
Mercantile Bank Corp	2,580	93
Meridian Bancorp Inc	611	12
MFA Financial Inc ‡	8,540	66
MGIC Investment Corp *	16,869	175
Midland States Bancorp Inc	260	8
National Bank Holdings Corp, Cl A	1,195	47
National Commerce Corp *	1,319	61
National General Holdings Corp	183,995	5,038
National Western Life Group Inc, Cl A	508	158
OFG Bancorp (A)	294,093	4,147
One Madison Corp *	82,500	831
Oppenheimer Holdings Inc, Cl A	3,009	85
Oritani Financial Corp	4,447	71
Peapack Gladstone Financial Corp	4,135	143
PennantPark Investment	83,195	605
PennyMac Financial Services Inc, Cl A *	3,652	73
PJT Partners Inc	13,836	765
Popular Inc	4,461	202
QCR Holdings Inc	4,421	212
Regional Management Corp *	5,324	190
Reinsurance Group of America Inc, Cl A	2,307	345
RenaissanceRe Holdings Ltd	1,248	153
S&T Bancorp Inc	1,051	48
Safety Insurance Group Inc	2,157	186
Sandy Spring Bancorp Inc	3,400	141
Santander Consumer USA Holdings Inc	1,614	29
Seacoast Banking Corp of Florida *	25,038	781
Signature Bank/New York NY *	83	11
Starwood Property Trust Inc ‡	3,784	82
State Bank Financial Corp	1,433	48
Sterling Bancorp/DE	63,237	1,552
Stewart Information Services Corp	938	40
Stock Yards Bancorp Inc	957	38
Synovus Financial Corp	8,297	449
TCF Financial Corp	63,001	1,658

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Third Point Reinsurance Ltd *	15,884	$212
Tompkins Financial Corp	451	38
Torchmark Corp	4,872	413
TPG Pace Energy Holdings Corp *	81,361	910
TPG Pace Holdings *(A)	78,115	805
TriCo Bancshares	3,947	154
TriState Capital Holdings Inc *	1,687	43
Triumph Bancorp Inc *	1,965	81
Trupanion Inc *(A)	13,584	432
TrustCo Bank Corp NY	18,269	159
Two Harbors Investment Corp ‡	4,242	66
Umpqua Holdings Corp	162,480	3,825
United Community Banks Inc/GA	3,185	103
United Financial Bancorp Inc	1,262	22
United Fire Group Inc	649	35
Universal Insurance Holdings Inc	10,082	359
Univest Corp of Pennsylvania	32,352	941
Validus Holdings Ltd	15,970	1,082
VICI Properties ‡	5,104	99
Voya Financial Inc	4,010	208
Walker & Dunlop Inc	2,908	163
Washington Trust Bancorp Inc	192	12
Waterstone Financial Inc	8,906	155
Western Alliance Bancorp *	2,300	139
Wintrust Financial Corp	13,934	1,283
WisdomTree Investments Inc	82,970	909
World Acceptance Corp *	879	95
Zions Bancorporation	3,920	215

		83,915

Health Care — 14.6%
Acadia Healthcare *(A)	7,381	297
Accelerate Diagnostics Inc *(A)	20,532	419
Albireo Pharma Inc *	12,999	407
AMAG Pharmaceuticals Inc *(A)	28,328	693
Amedisys Inc *	10,558	806
AMN Healthcare Services Inc *(A)	6,334	358
Analogic Corp	279	23
AngioDynamics Inc *	37,685	792
Argenx SE ADR *	5,967	570
Atara Biotherapeutics Inc *(A)	11,392	567
AxoGen Inc *	27,162	1,334
Bio-Rad Laboratories Inc, Cl A *	368	106
BioTelemetry Inc *	41,390	1,749
Bruker Corp	416	13
Charles River Laboratories International Inc *	8,499	914
Chimerix Inc *	95,214	435
Concert Pharmaceuticals Inc *	7,785	159
CONMED Corp	13,215	907
Cross Country Healthcare Inc *	879	11
CryoLife Inc *	24,119	664
DBV Technologies SA ADR *(A)	20,007	450

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
DexCom Inc *(A)	6,974	$614
Emergent BioSolutions Inc *	2,539	131
Enanta Pharmaceuticals Inc *	2,081	208
Encompass Health Corp	34,830	2,255
Endologix Inc *(A)	92,990	522
Ensign Group Inc/The	23,858	873
Envision Healthcare Corp *	30,172	1,294
Foundation Medicine Inc *(A)	8,190	812
G1 Therapeutics *	14,698	637
Globus Medical Inc, Cl A *	12,463	692
Haemonetics Corp *	14,139	1,277
HealthEquity Inc *(A)	20,153	1,498
HealthStream Inc	16,819	468
Heron Therapeutics Inc *(A)	42,480	1,385
ICU Medical Inc *	3,778	1,100
Immunomedics Inc *(A)	59,148	1,305
Inogen Inc *	4,175	763
Insulet Corp *	13,168	1,235
Integer Holdings Corp *	12,865	849
Integra LifeSciences Holdings Corp *	5,959	385
Intersect ENT Inc *	14,684	626
iRhythm Technologies Inc *	10,294	783
Kiniksa Pharmaceuticals, Cl A *	9,873	169
Lannett Co Inc *(A)	150,721	2,494
Lantheus Holdings Inc *	14,811	207
Ligand Pharmaceuticals Inc *(A)	6,091	1,171
LivaNova PLC *	1,927	181
Loxo Oncology Inc *(A)	4,886	866
Luminex Corp	594	17
Madrigal Pharmaceuticals Inc *(A)	4,250	1,129
Magellan Health Inc *	2,696	247
Medidata Solutions Inc *(A)	7,961	614
Medpace Holdings Inc *	3,663	154
Meridian Bioscience Inc	4,883	72
Merit Medical Systems Inc *	18,613	955
Mersana Therapeutics Inc *(A)	25,740	539
Mirati Therapeutics *	15,637	665
Molina Healthcare Inc *(A)	7,960	676
Myriad Genetics Inc *	2,198	80
National HealthCare Corp	639	42
Natus Medical Inc *	14,547	537
NeoGenomics Inc *(A)	39,889	463
Neos Therapeutics Inc *	10,395	70
Nevro Corp *(A)	7,974	627
Novocure Ltd *	26,243	825
Omnicell Inc *	9,238	430
Orthofix International NV *	7,044	385
Pacific Biosciences of California Inc *(A)	165,970	420
Patterson Cos Inc (A)	22,119	463
PDL BioPharma Inc *	2,830	8
Penumbra Inc *	5,320	856
Phibro Animal Health Corp, Cl A	9,723	439

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Prestige Brands Holdings Inc *(A)	53,050	$1,773
Providence Service Corp/The *	1,795	129
QIAGEN NV *	2,148	78
Quality Systems Inc *	6,668	117
Quidel Corp *	9,976	625
REGENXBIO Inc *	14,579	790
Retrophin Inc *	4,818	135
Revance Therapeutics Inc *	15,551	434
Rhythm Pharmaceuticals Inc *(A)	17,365	558
Sarepta Therapeutics Inc *(A)	8,321	781
STAAR Surgical Co *	22,723	676
STERIS PLC	276	29
Supernus Pharmaceuticals Inc *	16,648	938
Syneos Health Inc, Cl A *	25,507	1,097
Tabula Rasa HealthCare Inc *(A)	15,388	839
Tactile Systems Technology Inc *(A)	17,645	876
Tandem Diabetes Care *	61,160	858
Teladoc Inc *(A)	11,775	599
Teleflex Inc	49	13
Tenet Healthcare Corp *	24,951	884
Triple-S Management Corp, Cl B *	12,972	475
United Therapeutics Corp *	2,239	239
Vericel *	57,096	768
Viking Therapeutics Inc *	164,738	1,646
WaVe Life Sciences Ltd *(A)	11,555	538
WellCare Health Plans Inc *	1,871	415
Xencor Inc *	15,260	611
Zogenix Inc *	13,179	561

		64,669

Industrials — 18.0%
AAR Corp	2,188	98
ABM Industries Inc	37,643	1,071
ACCO Brands Corp	92,355	1,191
Actuant Corp, Cl A	20,747	484
AECOM *	40,525	1,337
Aegion Corp, Cl A *	39,695	1,020
Alamo Group Inc	2,268	209
Altra Industrial Motion Corp (A)	11,087	458
Apogee Enterprises Inc (A)	62,244	2,717
ArcBest Corp	2,543	121
ASGN *	18,567	1,430
Atlas Air Worldwide Holdings Inc *	53,460	3,643
Axon Enterprise Inc *(A)	15,846	1,009
BMC Stock Holdings Inc *	9,393	191
Briggs & Stratton Corp	5,443	100
Brink’s Co/The	5,101	404
BWX Technologies Inc	10,171	679
CAI International Inc *	1,493	36
Carlisle Cos Inc	64	7
CBIZ Inc *	2,683	55
Chart Industries Inc *	12,345	795

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cimpress NV *(A)	4,841	$674
Clean Harbors Inc *	47,199	2,502
Construction Partners, Cl A *	32,380	393
Covenant Transportation Group Inc, Cl A *	6,088	183
CRA International Inc	4,304	233
Crane Co	1,291	107
CSW Industrials Inc *	1,749	85
Cubic Corp	9,557	665
Curtiss-Wright Corp	1,793	228
Deluxe Corp	3,822	254
Ducommun Inc *	1,819	61
Dun & Bradstreet Corp/The	135	17
Dycom Industries Inc *	2,241	209
EMCOR Group Inc	11,869	901
Ennis Inc	13,166	240
EnPro Industries Inc	11,261	829
Esterline Technologies Corp *	1,663	121
Federal Signal Corp	719	17
Forrester Research Inc	16,293	688
Fortress Transportation & Infrastructure Investors LLC	25,134	435
Forward Air Corp	18,125	1,075
FTI Consulting Inc *	12,607	782
Generac Holdings Inc *	15,017	752
Global Brass & Copper Holdings Inc	11,492	361
Gorman-Rupp Co/The	1,113	37
Graham Corp	26,388	673
Granite Construction Inc	4,508	256
Hawaiian Holdings Inc	1,140	42
Heartland Express Inc (A)	69,275	1,294
Heidrick & Struggles International Inc	1,806	68
Heritage-Crystal Clean Inc *	75,423	1,531
Hexcel Corp	12,411	879
Hudson Technologies Inc *(A)	92,256	203
Huntington Ingalls Industries Inc	1,463	323
Huron Consulting Group Inc *	17,763	719
Hyster-Yale Materials Handling Inc	2,213	148
ICF International Inc	18,037	1,274
InnerWorkings Inc *	176,029	1,547
Insperity Inc	7,040	648
Insteel Industries Inc (A)	66,800	2,090
ITT Inc	18,291	944
JetBlue Airways Corp *	95,281	1,800
John Bean Technologies Corp	12,813	1,131
Kelly Services Inc, Cl A	16,989	381
Kennametal Inc	36,229	1,349
Kirby Corp *	26,903	2,440
KLX Inc *	1,119	83
Korn/Ferry International	34,707	1,898
LB Foster, Cl A *	21,543	500
Lydall Inc *	21,445	899
ManpowerGroup Inc	1,378	124

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Marten Transport Ltd	8,978	$205
Masonite International Corp *	7,427	491
MasTec Inc *(A)	7,305	341
Matthews International Corp, Cl A	12,636	695
McGrath RentCorp	17,818	1,160
Meritor Inc *	4,233	88
Milacron Holdings Corp *	44,409	875
Moog Inc, Cl A	1,345	110
MSC Industrial Direct Co Inc, Cl A	11,939	1,096
Multi-Color Corp (A)	25,016	1,736
National Presto Industries Inc (A)	1,057	119
Nexeo Solutions Inc *	3,842	37
Old Dominion Freight Line Inc	1,998	312
Orbital ATK Inc	1,233	165
Oshkosh Corp	2,944	214
PGT Innovations Inc *	34,729	719
Proto Labs Inc *(A)	4,943	596
Regal Beloit Corp	11,319	899
Resources Connection Inc	813	14
Ritchie Bros Auctioneers Inc	19,362	660
RPX Corp	10,600	111
Rush Enterprises Inc, Cl A *	2,432	105
Saia Inc *	2,297	189
SP Plus Corp *	55,083	1,983
Spartan Motors Inc	2,759	43
Sparton Corp *	1,345	25
Spirit AeroSystems Holdings Inc, Cl A	4,339	368
SPX FLOW Inc *	7,990	348
Standex International Corp	11,487	1,146
Sunrun Inc *	63,639	770
Team Inc *(A)	56,470	1,200
Teledyne Technologies Inc *	533	107
Tennant Co (A)	20,634	1,626
Terex Corp	821	33
Tetra Tech Inc	7,599	418
Titan Machinery Inc *	853	15
TPI Composites *	28,276	744
TriMas Corp *	29,150	834
TriNet Group Inc *	45,069	2,418
Triumph Group Inc (A)	39,101	829
TrueBlue Inc *	40,509	1,045
USG Corp *	1,899	79
Vectrus Inc *	9,889	317
Viad Corp	2,322	123
Vicor Corp *	18,690	820
VSE Corp	1,171	58
WageWorks Inc *	10,227	485
Watts Water Technologies Inc, Cl A	3,295	254
Werner Enterprises Inc	1,463	57
YRC Worldwide Inc *	24,704	265

		79,495

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Information Technology — 17.4%
2U Inc *(A)	14,908	$1,413
3D Systems Corp *	34,890	431
Actua	39,640	40
Acxiom Corp *	13,526	396
Alpha & Omega Semiconductor Ltd *	12,128	188
Alteryx Inc, Cl A *(A)	16,155	550
American Software Inc/GA, Cl A	42,125	555
Arrow Electronics Inc *	1,404	104
Aspen Technology Inc *	8,149	760
Asure Software *(A)	9,436	165
Avnet Inc	636	24
AVX Corp	6,379	98
Benchmark Electronics Inc	8,178	227
Benefitfocus Inc *(A)	21,172	710
Blackhawk Network Holdings Inc, Cl A *	4,397	198
Blucora Inc *	29,629	1,124
Bottomline Technologies de Inc *	17,261	821
Box Inc, Cl A *	12,423	319
Cabot Microelectronics Corp	6,552	741
CACI International Inc, Cl A *	5,768	961
CalAmp Corp *	16,591	352
Carbonite Inc *	62,236	2,415
Cargurus, Cl A *(A)	6,958	231
ChannelAdvisor Corp *	36,692	543
Cohu Inc	8,527	205
comScore Inc *(A)	14,656	366
Comtech Telecommunications Corp	28,257	884
Conduent Inc *	26,536	511
Control4 Corp *	5,357	133
ConvergeOne Holdings	124,952	1,112
Convergys Corp	3,705	88
Cornerstone OnDemand Inc *	19,806	980
Cray Inc *	26,564	661
Cree Inc *(A)	13,110	611
CSG Systems International Inc	391	16
CTS Corp	20,997	682
CyberArk Software Ltd *	16,025	975
Cypress Semiconductor Corp	43,766	720
Descartes Systems Group *	22,009	656
Diebold Nixdorf Inc (A)	29,351	338
Diodes Inc *	4,449	152
Electro Scientific Industries Inc *	7,275	143
EMCORE Corp *	6,801	35
Envestnet Inc *	15,481	819
EPAM Systems Inc *	5,988	738
Etsy Inc *	30,208	977
Euronet Worldwide Inc *	10,225	857
Everbridge Inc *	37,682	1,736
EVERTEC Inc	4,308	94
Fair Isaac Corp *	5,381	990
Finisar Corp *(A)	91,620	1,485

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
FireEye Inc *	43,222	$721
First Solar Inc *	3,767	255
Five9 Inc *	39,547	1,380
FLIR Systems Inc	5,630	303
Glu Mobile Inc *	130,281	735
GrubHub Inc *(A)	7,614	816
HubSpot Inc *	6,462	783
Insight Enterprises Inc *	3,812	179
Instructure Inc *	13,054	561
Integrated Device Technology Inc *	100,710	3,348
Jabil	8,747	247
Kimball Electronics Inc *	5,237	98
Leidos Holdings Inc	1,070	64
LivePerson Inc *	55,526	1,074
MACOM Technology Solutions Holdings Inc *(A)	78,729	1,775
ManTech International Corp/VA, Cl A	3,719	201
Marvell Technology Group Ltd	13,397	289
MAXIMUS Inc	3,610	220
Mesa Laboratories Inc (A)	2,973	473
MicroStrategy Inc, Cl A *	2,054	266
MoneyGram International Inc *	11,885	79
MongoDB, Cl A *	15,844	747
Monolithic Power Systems Inc	4,106	541
Monotype Imaging Holdings Inc	7,852	170
Nanometrics Inc *	777	33
NCR Corp *	58,325	1,756
New Relic Inc *	6,437	654
nLight *	19,815	736
Novanta Inc *	11,527	748
Nutanix Inc, Cl A *	14,926	798
NVE Corp	85	9
Okta Inc, Cl A *	12,668	712
ON Semiconductor Corp *	4,996	126
Perficient Inc *	20,752	542
Photronics Inc *	25,919	226
Plantronics Inc	11,618	846
Presidio Inc *(A)	64,259	860
Progress Software Corp	6,797	257
Proofpoint Inc *	4,013	469
Pure Storage Inc, Cl A *(A)	25,172	540
QAD Inc, Cl A	22,643	1,174
Qualys Inc *	6,995	538
QuinStreet Inc *	7,862	108
Rapid7 Inc *	30,401	963
RealPage Inc *	21,496	1,263
RingCentral Inc, Cl A *	12,273	930
Rudolph Technologies Inc *	14,425	483
SailPoint Technologies Holding Inc *(A)	27,127	708
ScanSource Inc *	2,153	84
Semtech Corp *	30,001	1,452
Shutterstock Inc *(A)	25,168	1,193

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SS&C Technologies Holdings Inc	1,402	$71
Stratasys Ltd *(A)	26,910	501
Super Micro Computer Inc *(A)	73,435	1,770
Switch Inc, Cl A	13,454	168
Sykes Enterprises Inc *	8,272	233
Synaptics Inc *(A)	23,120	972
SYNNEX Corp	496	53
Systemax Inc	6,089	201
Tech Data Corp *	172	15
Teradyne Inc	1,720	65
Trade Desk Inc/The, Cl A *	10,229	875
Travelport Worldwide Ltd	15,021	263
Twilio Inc, Cl A *	16,474	889
USA Technologies Inc *	60,989	820
Varonis Systems Inc *	10,649	827
VASCO Data Security International Inc *	44,464	963
Viavi Solutions Inc *	108,324	1,030
Virtusa Corp *	515	25
Xcerra Corp *	6,979	96
XO Group Inc *	53,148	1,725
Zebra Technologies Corp, Cl A *	5,114	785
Zendesk Inc *	14,809	828
Zuora, Cl A *	6,674	148
Zynga Inc, Cl A *	6,242	27

		77,213

Materials — 3.1%
AdvanSix Inc *	11,387	416
Alcoa Corp *	10,554	507
Allegheny Technologies Inc *(A)	31,885	909
American Vanguard Corp	585	13
Avery Dennison Corp	868	91
Boise Cascade Co	1,355	65
Cabot Corp	398	24
Commercial Metals Co	81,350	1,923
Ferroglobe *(B)	2,398	–
FutureFuel Corp	16,338	220
HB Fuller Co	11,989	618
Huntsman Corp	2,034	65
Ingevity Corp *	7,101	541
Innophos Holdings Inc	507	24
KMG Chemicals Inc	17,173	1,148
Materion Corp	7,048	385
Olin Corp	24,076	779
OMNOVA Solutions Inc *	2,086	21
Owens-Illinois Inc *	77,489	1,441
Reliance Steel & Aluminum Co	3,390	317
Silgan Holdings Inc	18,525	504
Sonoco Products Co	10,103	517
Steel Dynamics Inc	7,087	350
Stepan Co	404	29
Tahoe Resources Inc	6,170	32

SEI Institutional Investments Trust / Annual Report / May 31, 2018	7

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tredegar Corp	401	$10
Trinseo SA	3,103	224
United States Steel Corp	3,550	131
US Concrete Inc *(A)	4,793	292
Valhi Inc	1,707	11
Valvoline Inc	48,679	995
Verso Corp *	14,783	299
WR Grace & Co	12,500	895

		13,796

Real Estate — 2.5%
AGNC Investment Corp ‡	7,081	133
Agree Realty Corp ‡	1,786	95
Alexander’s Inc ‡	493	191
Alexandria Real Estate Equities Inc ‡(A)	677	85
Armada Hoffler Properties Inc ‡	2,880	41
Camden Property Trust ‡	4,429	390
CatchMark Timber Trust Inc, Cl A ‡	1,900	24
Chimera Investment Corp ‡	4,437	82
Columbia Property Trust Inc ‡	40,972	906
CoreCivic Inc ‡	2,417	52
Corporate Office Properties Trust ‡	28,804	804
DCT Industrial Trust Inc ‡	1,187	77
Duke Realty Corp ‡	7,294	205
Education Realty Trust Inc ‡(A)	19,580	715
EPR Properties ‡	103	6
Equity Commonwealth *‡	11,277	351
First Industrial Realty Trust Inc ‡	5,089	168
FirstService	7,066	497
Four Corners Property Trust Inc ‡	21,639	495
Gaming and Leisure Properties Inc ‡	449	16
GEO Group Inc/The ‡	2,071	51
Getty Realty Corp ‡	10,268	268
Gramercy Property Trust ‡	3,034	84
Highwoods Properties Inc ‡	1,555	74
Hospitality Properties Trust ‡	1,779	52
Howard Hughes Corp/The *	842	106
InfraREIT Inc ‡	3,558	76
Invitation Homes Inc ‡	6,474	143
iStar Inc *‡	6,463	70
Jernigan Capital Inc ‡(A)	24,182	478
Jones Lang LaSalle Inc	3,055	500
Kilroy Realty Corp ‡	2,237	170
LaSalle Hotel Properties ‡	2,623	90
Lexington Realty Trust ‡	48,025	414
Liberty Property Trust ‡	5,582	247
MedEquities Realty Trust Inc ‡	7,818	82
Medical Properties Trust Inc ‡	23,319	316
Monmouth Real Estate Investment Corp, Cl A ‡	6,195	96
National Storage Affiliates Trust ‡	30,035	845
New Residential Investment Corp ‡	5,747	103

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NexPoint Residential Trust Inc ‡	2,632	$73
Park Hotels & Resorts Inc ‡	5,442	175
Rayonier Inc ‡	6,031	234
Sun Communities Inc ‡	3,975	384
Sunstone Hotel Investors Inc ‡	3,316	58
Tier Inc ‡	3,855	85
Urstadt Biddle Properties Inc, Cl A ‡	4,143	91
Xenia Hotels & Resorts Inc ‡	9,757	246

		10,944

Telecommunication Services — 0.4%
Boingo Wireless Inc *	15,665	337
Cogent Communications Holdings Inc	10,193	522
Iridium Communications Inc *	55,203	839
Telephone & Data Systems Inc	247	6

		1,704

Utilities — 1.6%
ALLETE Inc	932	72
American States Water Co	7,543	424
Atmos Energy Corp	2,362	211
Avista Corp	1,380	72
Black Hills Corp (A)	8,580	499
Chesapeake Utilities Corp	191	15
Connecticut Water Service Inc	1,099	71
Great Plains Energy Inc	3,356	114
Hawaiian Electric Industries Inc	25,784	885
IDACORP Inc	7,100	656
MGE Energy Inc	2,625	157
Middlesex Water Co	2,821	125
NorthWestern Corp	1,721	94
NRG Energy Inc	7,020	240
ONE Gas Inc	4,705	353
Pinnacle West Capital Corp	1,866	148
Portland General Electric Co	32,153	1,372
SJW Group	3,193	202
UGI Corp	10,361	523
Unitil Corp	5,069	245
Vectren Corp	1,883	133
Vistra Energy *	18,162	445
WGL Holdings Inc	987	87

		7,143

Total Common Stock (Cost $362,907) ($ Thousands)		431,634

8	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 0.2%
iShares Russell 2000 Value Fund	6,754	$887

Total Exchange Traded Fund (Cost $843) ($ Thousands)		887

	Number of Warrants
WARRANT — 0.0%
Avista Healthcare Public Acquisition Corp, Expires 12/02/2021 Strike Price $6 *	71,304	23

Total Warrant (Cost $1) ($ Thousands)		23

	Number of Rights
RIGHTS — 0.0%
Dyax ‡‡	3,929	–
Media General Inc CVR ‡‡(B)	3,306	–

Total Rights (Cost $—) ($ Thousands)		–

	Shares

AFFILIATED PARTNERSHIP — 18.8%
SEI Liquidity Fund, L.P.
1.870% **†(C)	83,108,383	83,111

Total Affiliated Partnership (Cost $83,108) ($ Thousands)		83,111

CASH EQUIVALENT — 6.5%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	28,707,771	28,708

Total Cash Equivalent (Cost $28,708) ($ Thousands)		28,708

Total Investments in Securities— 123.1% (Cost $475,568) ($ Thousands)		$544,363

Percentages are based on Net Assets of $442,285 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2018.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018 was $80,965 ($ Thousands).

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $83,111 ($ Thousands).

Cl — Class

CVR — Contingent Value Rights

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

NY — New York

PLC — Public Limited Company

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$431,634	$–	$–	$431,634
Exchange Traded Fund	887	–	–	887
Warrant	–	23	–	23
Rights	–	–	–	–
Affiliated Partnership	–	83,111	–	83,111
Cash Equivalent	28,708	–	–	28,708

Total Investments in Securities	$461,229	$83,134	$–	$544,363

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

SEI Institutional Investments Trust / Annual Report / May 31, 2018	9

SCHEDULE OF INVESTMENTS

May 31, 2018

Small Cap II Fund (Continued)

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2018	Dividend Income
SEI Liquidity Fund, L.P.	$74,689	$240,905	$(232,486)	$(2)	$5	$83,111	$518
SEI Daily Income Trust, Government Fund, CI F	31,320	372,150	(374,762)	–	–	28,708	226

Totals	$106,009	$613,055	$(607,248)	$(2)	$5	$111,819	$744

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.6%

Consumer Discretionary — 14.1%
1-800-Flowers.com Inc, Cl A *	69,114	$871
Aaron’s Inc	19,434	773
Abercrombie & Fitch Co, Cl A (A)	47,280	1,128
Acushnet Holdings Corp	4,769	114
Adtalem Global Education Inc *	31,775	1,517
AMC Networks Inc, Cl A *(A)	33,600	1,921
American Eagle Outfitters Inc	126,528	2,809
American Public Education Inc *	18,794	801
America’s Car-Mart Inc/TX *	2,501	156
Aramark	31,567	1,225
Bassett Furniture Industries Inc	7,471	207
Big Lots Inc (A)	32,600	1,334
Biglari Holdings, Cl B *	410	88
BJ’s Restaurants Inc	22,735	1,273
Bloomin’ Brands Inc	97,550	2,070
BorgWarner Inc	42,700	2,083
Bridgepoint Education Inc, Cl A *	40,492	279
Bright Horizons Family Solutions Inc *	78,400	7,934
Brinker International Inc (A)	22,526	985
Brunswick Corp/DE	18,123	1,153
Burlington Stores Inc *	9,970	1,458
Caesars Entertainment *(A)	123,969	1,506
Caleres Inc	29,232	1,037
Canada Goose Holdings Inc *(A)	113,800	4,785
Capella Education Co	1,445	137
Carter’s Inc	42,057	4,585
Century Communities Inc *	30,433	916
Chegg Inc *(A)	50,435	1,411
Children’s Place Inc/The	21,570	2,777
Cinemark Holdings Inc (A)	99,973	3,376
Citi Trends Inc	51,880	1,557
Columbia Sportswear Co	1,221	106
Conn’s Inc *	80,301	1,859
Cooper Tire & Rubber Co (A)	27,500	707
Cooper-Standard Holdings Inc *	20,361	2,529
Crocs Inc *	4,768	85
Dana Inc	37,165	829
Deckers Outdoor Corp *	22,152	2,507
Del Frisco’s Restaurant Group Inc *	52,456	695
Denny’s Corp *	9,627	147
Dick’s Sporting Goods Inc (A)	38,259	1,400
Dillard’s Inc, Cl A (A)	20,600	1,677
DineEquity Inc (A)	13,610	864
Dunkin’ Brands Group Inc (A)	84,893	5,436
El Pollo Loco Holdings Inc *	4,980	53
Eldorado Resorts Inc *(A)	102,998	4,655
Ethan Allen Interiors Inc (A)	25,500	598
Express Inc *	66,800	568
Flexsteel Industries Inc	626	23
Floor & Decor Holdings Inc, Cl A *(A)	43,590	2,049
Foot Locker Inc	27,300	1,473

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
GameStop Corp, Cl A (A)	37,900	$500
Gannett Co Inc	62,400	660
G-III Apparel Group Ltd *	71,732	3,006
Goodyear Tire & Rubber Co/The	69,900	1,708
Graham Holdings Co, Cl B	1,267	736
Grand Canyon Education Inc *	59,363	6,595
Group 1 Automotive Inc	14,300	1,005
Hanesbrands Inc (A)	333,353	6,077
Harley-Davidson Inc (A)	36,500	1,499
Haverty Furniture Cos Inc	84,447	1,689
Helen of Troy Ltd *	19,777	1,776
Hibbett Sports Inc *	1,936	51
Hudson, Cl A *	79,930	1,400
Hyatt Hotels Corp, Cl A	1,081	88
ILG Inc	7,970	273
International Game Technology PLC (A)	54,975	1,382
Jack in the Box Inc	35,564	2,869
Johnson Outdoors Inc, Cl A	7,339	557
K12 Inc *	66,107	1,067
Kimball International Inc, Cl B	18,127	295
Kohl’s Corp	63,985	4,271
La-Z-Boy Inc, Cl Z	31,736	990
Lear Corp	27,023	5,351
Lithia Motors Inc, Cl A	25,612	2,504
M/I Homes Inc *	18,644	518
Macy’s Inc	33,956	1,185
Marriott Vacations Worldwide Corp (A)	1,116	134
MDC Holdings Inc	57,500	1,816
MDC Partners Inc, Cl A *	22,768	94
Michael Kors Holdings Ltd *	55,245	3,171
Modine Manufacturing Co *	16,867	304
Monarch Casino & Resort Inc *	4,505	201
Monro Inc (A)	50,868	2,854
Movado Group Inc	2,745	135
MSG Networks Inc *	10,310	199
Murphy USA Inc *(A)	16,400	1,095
National CineMedia Inc	328,689	2,436
Nautilus Inc *	76,923	1,150
New Home Co Inc/The *	2,481	25
Nexstar Media Group Inc, Cl A	37,067	2,458
Office Depot Inc	186,100	439
Ollie’s Bargain Outlet Holdings Inc *(A)	51,090	3,612
Oxford Industries Inc	1,983	164
Penn National Gaming Inc *	25,391	865
Perry Ellis International Inc *	12,696	349
Planet Fitness Inc, Cl A *	191,305	7,581
PlayAGS *	73,274	1,855
Polaris Industries Inc (A)	44,928	5,027
PulteGroup Inc	68,200	2,063
PVH Corp	9,905	1,585
RCI Hospitality Holdings Inc	26,274	839
Red Robin Gourmet Burgers Inc *(A)	24,930	1,255

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS

May 31, 2018

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sally Beauty Holdings Inc *(A)	349,202	$5,287
ServiceMaster Global Holdings Inc *	127,899	7,308
Shoe Carnival Inc	2,590	83
Shutterfly Inc *(A)	10,465	985
Six Flags Entertainment Corp	66,580	4,296
Skechers U.S.A. Inc, Cl A *	153,933	4,473
Sonic Automotive Inc, Cl A	60,600	1,291
Stoneridge Inc *	16,454	519
TEGNA Inc	207,012	2,147
Tenneco Inc	31,200	1,378
Texas Roadhouse Inc, Cl A	73,985	4,585
Tilly’s Inc, Cl A	63,561	875
Toll Brothers Inc	32,700	1,291
TopBuild Corp *	6,680	561
Tower International Inc	54,628	1,606
TRI Pointe Group Inc *	44,471	768
Tribune Media Co, Cl A	6,864	246
tronc Inc *	8,251	132
Under Armour Inc, Cl C *(A)	161,124	3,048
Urban Outfitters Inc *	3,241	135
Vera Bradley Inc *(A)	43,173	503
Weight Watchers International Inc *(A)	16,375	1,233
Wendy’s Co/The	103,410	1,666
Whirlpool Corp (A)	6,200	897
William Lyon Homes, Cl A *	58,100	1,386
Williams-Sonoma Inc (A)	27,600	1,528
Wolverine World Wide Inc	90,275	3,027
Wyndham Worldwide Corp	22,908	2,484
ZAGG Inc *	84,291	1,281

		225,303

Consumer Staples — 2.3%
Bunge Ltd	12,800	890
Cal-Maine Foods Inc *	3,291	158
Casey’s General Stores Inc (A)	20,072	1,943
Central Garden & Pet Co *(A)	68,200	2,785
Central Garden & Pet Co, Cl A *	72,464	2,754
Energizer Holdings Inc	15,900	966
Flowers Foods Inc	2,665	54
Hostess Brands Inc, Cl A *(A)	438,379	5,975
HRG Group Inc *	166,730	2,114
Ingles Markets Inc, Cl A	23,000	660
Ingredion Inc	10,443	1,163
Lamb Weston Holdings Inc	48,762	3,108
Nu Skin Enterprises Inc, Cl A	1,754	144
Performance Food Group Co *	34,738	1,242
Pilgrim’s Pride Corp *(A)	77,000	1,501
Pinnacle Foods Inc	74,144	4,741
Sanderson Farms Inc (A)	24,492	2,397
Seaboard Corp	142	579
SpartanNash Co	35,000	867
SUPERVALU Inc *(A)	19,357	358

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
US Foods Holding Corp *	12,057	$430
Weis Markets Inc (A)	34,100	1,859

		36,688

Energy — 4.4%
Abraxas Petroleum Corp *	67,856	183
Andeavor	15,000	2,166
Antero Resources Corp *	16,212	310
Apergy *	17,000	734
Arch Coal Inc (A)	26,583	2,184
Bonanza Creek Energy Inc, Oil & Gas *	14,296	526
C&J Energy Services Inc *	44,289	1,192
Callon Petroleum Co *	135,140	1,600
Carrizo Oil & Gas Inc *(A)	137,842	3,482
CNX Resources Corp *	55,447	896
Delek US Holdings Inc	101,276	5,649
Diamondback Energy Inc	19,448	2,349
Energen Corp *	22,116	1,500
Extraction Oil & Gas Inc *(A)	49,977	848
Gulfport Energy Corp *	8,044	89
HollyFrontier Corp	26,120	2,016
Jagged Peak Energy Inc *(A)	64,800	781
Kosmos Energy Ltd *	24,840	193
Laredo Petroleum *(A)	47,800	444
Matador Resources Co *	23,320	655
Matrix Service Co *	62,400	1,211
McDermott International *(A)	25,330	550
Midstates Petroleum Co Inc *	56,328	742
Murphy Oil Corp (A)	16,560	509
Nabors Industries Ltd	132,153	987
NACCO Industries Inc, Cl A	2,946	113
Newfield Exploration Co *	55,300	1,617
Overseas Shipholding Group Inc, Cl A *	62,217	227
Parsley Energy Inc, Cl A *	163,714	4,826
PBF Energy Inc, Cl A	65,700	3,100
PDC Energy Inc *	45,487	2,752
Peabody Energy Corp	23,972	1,037
Penn Virginia Corp *	21,391	1,475
ProPetro Holding Corp *(A)	67,291	1,095
QEP Resources Inc *	13,497	163
Range Resources Corp	7,054	112
REX American Resources Corp *	6,622	503
RigNet Inc *	105,791	1,254
RSP Permian Inc *	91,750	4,013
SandRidge Energy *	12,683	184
SRC Energy Inc *(A)	172,300	2,230
Ultra Petroleum Corp *(A)	18,143	32
Unit Corp *(A)	56,900	1,243
US Silica Holdings Inc (A)	72,611	2,246
Viper Energy Partners (B)	9,714	317
W&T Offshore Inc *	321,645	2,203
WildHorse Resource Development Corp *(A)	21,945	589

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
World Fuel Services Corp	27,300	$570
WPX Energy Inc *	341,370	6,216

		69,913

Financials – 16.5%
1st Source Corp	15,364	817
Affiliated Managers Group Inc	14,052	2,238
AG Mortgage Investment Trust Inc ‡	69,000	1,303
Ally Financial Inc	177,776	4,560
American Equity Investment Life Holding Co	45,500	1,613
American Financial Group Inc/OH	42,311	4,649
Annaly Capital Management Inc ‡	200,800	2,094
Ares Capital Corp	53,000	895
Argo Group International Holdings Ltd	15,278	928
Arthur J Gallagher & Co	23,711	1,572
Aspen Insurance Holdings Ltd	24,671	1,071
Associated Banc-Corp	108,300	2,989
Assurant Inc	15,721	1,468
Assured Guaranty Ltd	45,245	1,606
Athene Holding Ltd, Cl A *	22,879	1,022
Atlantic Capital Bancshares Inc *	2,103	44
Axis Capital Holdings Ltd	36,956	2,101
BancFirst Corp	11,056	661
Banco Latinoamericano de Comercio Exterior SA, Cl E	65,100	1,734
Bank of Hawaii Corp	1,667	142
Bank of Marin Bancorp	8,594	666
Bank of the Ozarks	44,008	2,092
BankUnited Inc	87,819	3,703
BGC Partners Inc, Cl A	264,356	3,030
BOK Financial Corp	868	88
Brown & Brown Inc	71,379	1,983
Bryn Mawr Bank Corp	7,716	362
Camden National Corp	7,562	346
Carolina Financial Corp	31,553	1,381
Cathay General Bancorp	811	34
CenterState Bank Corp	18,115	557
Central Pacific Financial Corp	62,295	1,834
CIT Group Inc	67,600	3,375
City Holding Co (A)	8,090	601
CNA Financial Corp	29,800	1,400
CNO Financial Group Inc	160,175	3,207
CoBiz Financial Inc	10,538	235
Columbia Banking System Inc	100,068	4,255
Comerica Inc	15,298	1,442
Commerce Bancshares Inc/MO	14,471	935
Community Trust Bancorp Inc	31,917	1,629
Credit Acceptance Corp *(A)	5,352	1,889
Cullen/Frost Bankers Inc	511	58
Customers Bancorp Inc *	13,628	413
Dime Community Bancshares Inc	82,091	1,671
Donnelley Financial Solutions Inc *	5,407	83

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
E*TRADE Financial Corp *	81,898	$5,188
East West Bancorp Inc	4,836	336
Employers Holdings Inc	19,932	789
Enstar Group Ltd *	1,883	383
Enterprise Financial Services Corp	27,127	1,481
Equity Bancshares Inc, Cl A *	2,160	86
Erie Indemnity Co, Cl A	1,433	162
Evercore Inc, Cl A	35,000	3,654
Everest Re Group Ltd	20,381	4,592
FB Financial Corp	12,288	503
Federal Agricultural Mortgage Corp, Cl C	11,109	1,039
Fidelity Southern Corp	7,671	187
Financial Engines Inc	115,784	5,170
Financial Institutions Inc	20,021	638
First American Financial Corp	33,833	1,762
First BanCorp/Puerto Rico *	10,113	78
First Bancorp/Southern Pines NC	5,965	248
First Busey Corp	9,598	308
First Citizens BancShares Inc/NC, Cl A	3,387	1,488
First Defiance Financial Corp	25,610	1,601
First Financial Corp/IN	12,657	552
First Horizon National Corp	80,793	1,498
First Interstate BancSystem Inc, Cl A	3,818	167
First Merchants Corp	8,760	399
First of Long Island Corp/The	6,589	168
FirstCash Inc	1,950	177
Flushing Financial Corp	68,552	1,830
FNB Corp/PA (Pennsylvania) (A)	141,100	1,870
Fulton Financial Corp	139,100	2,427
Genworth Financial Inc, Cl A *	35,741	123
Great Southern Bancorp Inc	12,552	722
Green Dot Corp, Cl A *	22,860	1,629
Guaranty Bancorp	10,296	347
Hancock Holding Co	23,500	1,181
Hanmi Financial Corp	66,123	1,980
Hanover Insurance Group Inc/The	12,812	1,553
Heartland Financial USA Inc	20,321	1,115
Heritage Commerce Corp	32,949	562
Heritage Financial Corp/WA	12,083	388
Hilltop Holdings Inc	2,297	54
Home BancShares Inc/AR	73,033	1,681
HomeStreet Inc *	23,100	619
Horizon Bancorp/IN	10,477	329
IBERIABANK Corp	22,379	1,788
Independent Bank Corp/MI	49,948	1,276
Infinity Property & Casualty Corp	943	136
International Bancshares Corp	6,823	295
INTL FCStone Inc *	6,135	307
Investment Technology Group Inc	3,658	80
Kemper Corp	11,655	903
KeyCorp	98,500	1,915
Lakeland Bancorp Inc	2,459	49

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS

May 31, 2018

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Lakeland Financial Corp	8,552	$417
Lazard Ltd, Cl A (B)	53,900	2,773
Legg Mason Inc	53,100	1,979
Lincoln National Corp	37,500	2,486
LPL Financial Holdings Inc	111,272	7,652
Maiden Holdings Ltd	64,800	567
MB Financial Inc	103,292	5,102
Mercantile Bank Corp	8,353	302
Meridian Bancorp Inc	7,881	154
MFA Financial Inc ‡	219,546	1,708
MGIC Investment Corp *	242,516	2,520
MTGE Investment Corp ‡	66,700	1,331
National Bank Holdings Corp, Cl A	1,157	45
National Commerce Corp *	3,349	154
National General Holdings Corp	80,378	2,201
National Western Life Group Inc, Cl A	1,656	515
Navient Corp	73,700	1,018
Nelnet Inc, Cl A	27,000	1,659
Oaktree Specialty Lending Corp	164,900	811
OFG Bancorp (A)	77,700	1,096
Oppenheimer Holdings Inc, Cl A	12,077	340
Oritani Financial Corp	18,377	292
PacWest Bancorp	174,409	9,254
Peapack Gladstone Financial Corp	18,723	646
PennyMac Financial Services Inc, Cl A *	13,985	281
Piper Jaffray Cos	17,587	1,316
PJT Partners Inc	5,509	304
Popular Inc	8,519	385
Primerica Inc	8,556	841
Prospect Capital Corp (A)	159,000	1,075
QCR Holdings Inc	16,805	807
Raymond James Financial Inc	12,445	1,202
Regional Management Corp *	21,239	758
Regions Financial Corp	142,400	2,597
Reinsurance Group of America Inc, Cl A	27,658	4,133
RenaissanceRe Holdings Ltd	4,573	561
Republic Bancorp Inc/KY, Cl A	31,200	1,370
S&T Bancorp Inc	5,087	230
Safety Insurance Group Inc	6,135	528
Sandy Spring Bancorp Inc	14,520	603
Santander Consumer USA Holdings Inc	6,937	124
Signature Bank/New York NY *	8,659	1,104
South State Corp	29,190	2,613
Starwood Property Trust Inc ‡(A)	237,913	5,165
State Bank Financial Corp	9,803	329
Sterling Bancorp/DE	35,701	876
Stewart Information Services Corp	1,763	74
Stifel Financial Corp	67,394	3,963
Stock Yards Bancorp Inc	2,127	84
Synovus Financial Corp	116,856	6,323
TCF Financial Corp	141,813	3,731
Texas Capital Bancshares Inc *	22,310	2,150

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Third Point Reinsurance Ltd *	62,247	$831
Tompkins Financial Corp	610	51
Torchmark Corp	24,402	2,070
TriCo Bancshares	18,321	713
TriState Capital Holdings Inc *	6,032	155
Triumph Bancorp Inc *	9,353	384
TrustCo Bank Corp NY	80,877	704
Two Harbors Investment Corp ‡	13,980	217
United Community Banks Inc/GA	169,719	5,509
United Financial Bancorp Inc	5,595	97
United Fire Group Inc	2,432	130
Universal Insurance Holdings Inc (A)	81,682	2,912
Unum Group	68,500	2,658
Validus Holdings Ltd	8,058	546
VICI Properties ‡	19,136	371
Voya Financial Inc	79,683	4,139
Walker & Dunlop Inc	9,368	526
Washington Federal Inc	40,600	1,317
Washington Trust Bancorp Inc	710	43
Waterstone Financial Inc	39,113	679
WesBanco Inc	30,800	1,435
Western Alliance Bancorp *	50,505	3,043
Wintrust Financial Corp	78,674	7,247
WisdomTree Investments Inc (A)	277,835	3,045
World Acceptance Corp *(A)	4,021	434
Zions Bancorporation (A)	144,919	7,943

		264,337

Health Care — 13.2%
ABIOMED Inc *	4,578	1,745
Acadia Healthcare *	42,337	1,702
Adamas Pharmaceuticals Inc *(A)	22,210	636
Agios Pharmaceuticals Inc *(A)	41,355	3,867
AMAG Pharmaceuticals Inc *	160,996	3,936
AMN Healthcare Services Inc *	36,318	2,052
Analogic Corp	1,033	86
Array BioPharma Inc *	126,190	2,063
Atara Biotherapeutics Inc *(A)	42,672	2,125
athenahealth Inc *	22,168	3,336
AxoGen Inc *(A)	43,689	2,145
Bio-Rad Laboratories Inc, Cl A *	6,053	1,738
Bio-Techne Corp	7,255	1,091
BioTelemetry Inc *	45,738	1,932
Blueprint Medicines Corp *	17,760	1,493
Bruker Corp	2,712	82
Cantel Medical Corp	43,790	4,777
Capital Senior Living Corp *	1	—
Catalent Inc *	33,280	1,307
Cellectis SA ADR *	27,900	835
Centene Corp *	24,200	2,835
Charles River Laboratories International Inc *	9,351	1,005

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Concert Pharmaceuticals Inc *	24,568	$502
CONMED Corp	5,418	372
Cooper Cos Inc/The	10,367	2,346
DBV Technologies SA ADR *(A)	65,329	1,470
DexCom Inc *(A)	42,154	3,709
Dynavax Technologies Corp *(A)	60,050	949
Eagle Pharmaceuticals Inc/DE *(A)	22,500	1,517
Emergent BioSolutions Inc *	9,856	508
Enanta Pharmaceuticals Inc *	8,173	816
Encompass Health Corp	52,206	3,380
Endologix Inc *(A)	317,708	1,782
Envision Healthcare Corp *	22,860	980
Exact Sciences Corp *(A)	94,670	5,637
Haemonetics Corp *	39,708	3,588
Halozyme Therapeutics Inc *	29,025	534
Halyard Health Inc *	19,765	1,085
HealthEquity Inc *(A)	29,207	2,170
Heron Therapeutics Inc *(A)	64,503	2,103
Hill-Rom Holdings Inc	18,079	1,663
ICON PLC *	10,580	1,365
ICU Medical Inc *	10,117	2,945
Immunomedics Inc *(A)	202,730	4,472
Inogen Inc *	20,480	3,741
Insulet Corp *	104,058	9,760
Integer Holdings Corp *	38,649	2,551
Integra LifeSciences Holdings Corp *	62,319	4,022
Jazz Pharmaceuticals PLC *	8,815	1,490
Lannett Co Inc *(A)	35,947	595
Lantheus Holdings Inc *	48,643	681
LifePoint Health Inc *(A)	44,700	2,362
Ligand Pharmaceuticals Inc *(A)	55,685	10,704
LivaNova PLC *	22,915	2,155
Loxo Oncology Inc *(A)	14,165	2,512
Luminex Corp	2,825	80
Magellan Health Inc *	20,600	1,884
Mallinckrodt PLC *(A)	34,400	580
Masimo Corp *	17,812	1,764
Medidata Solutions Inc *(A)	82,601	6,373
MEDNAX Inc *	72,797	3,338
Medpace Holdings Inc *	56,681	2,390
Meridian Bioscience Inc	22,320	330
Molina Healthcare Inc *(A)	13,488	1,146
Myriad Genetics Inc *	5,650	206
National HealthCare Corp	2,150	143
Nektar Therapeutics, Cl A *	4,090	328
NeoGenomics Inc *	228,661	2,652
Neos Therapeutics Inc *	59,572	402
Neurocrine Biosciences Inc *	36,081	3,473
Nevro Corp *(A)	28,453	2,239
Novocure Ltd *	36,440	1,146
Omnicell Inc *	74,412	3,464
Orthofix International NV *	22,360	1,222

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Owens & Minor Inc (A)	56,000	$913
Penumbra Inc *	4,370	703
Phibro Animal Health Corp, Cl A	36,783	1,663
PRA Health Sciences Inc *	44,635	3,789
Prestige Brands Holdings Inc *(A)	84,743	2,833
Providence Service Corp/The *	5,194	374
QIAGEN NV *	28,002	1,017
Quality Systems Inc *	11,803	208
Quidel Corp *	83,430	5,231
REGENXBIO Inc *	6,333	343
Retrophin Inc *	27,619	774
Revance Therapeutics Inc *	53,639	1,497
Sarepta Therapeutics Inc *(A)	4,945	464
Sientra *	132,235	2,388
STERIS PLC	46,357	4,814
Supernus Pharmaceuticals Inc *	77,220	4,351
Syneos Health Inc, Cl A *(A)	125,788	5,409
Teladoc Inc *(A)	69,760	3,551
Teleflex Inc	6,020	1,608
Tenet Healthcare Corp *	22,685	804
Triple-S Management Corp, Cl B *(A)	51,547	1,889
United Therapeutics Corp *	27,265	2,906
Veeva Systems Inc, Cl A *	15,315	1,185
WellCare Health Plans Inc *	15,185	3,366

		210,494

Industrials — 16.8%
ABM Industries Inc	125,706	3,578
Aerojet Rocketdyne Holdings Inc *	22,996	665
AGCO Corp	12,700	808
Air Transport Services Group Inc *	149,600	3,142
Aircastle Ltd	54,700	1,168
Alamo Group Inc	9,317	859
Allegion PLC	40,006	3,058
Allison Transmission Holdings Inc, Cl A	50,000	2,065
AO Smith Corp	23,501	1,482
Apogee Enterprises Inc	43,119	1,882
ArcBest Corp	3,095	147
ASGN *	21,174	1,630
Axon Enterprise Inc *(A)	14,801	943
BMC Stock Holdings Inc *	49,999	1,017
Briggs & Stratton Corp	82,843	1,528
Brink’s Co/The	29,235	2,317
BWX Technologies Inc	51,599	3,444
CAI International Inc *	7,723	185
Carlisle Cos Inc	1,531	164
CBIZ Inc *	5,145	106
Chart Industries Inc *	35,552	2,291
Cimpress NV *(A)	17,500	2,437
Clean Harbors Inc *	113,810	6,032
Costamare Inc (A)	86,039	627
CoStar Group Inc *	4,873	1,858

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS

May 31, 2018

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Covenant Transportation Group Inc, Cl A *	15,200	$457
CRA International Inc	17,707	958
Crane Co	3,919	326
CSW Industrials Inc *	8,239	400
Curtiss-Wright Corp	6,153	783
Deluxe Corp	77,443	5,153
Ducommun Inc *	7,192	243
Dun & Bradstreet Corp/The	908	111
Dycom Industries Inc *	11,738	1,094
EMCOR Group Inc	33,242	2,524
Ennis Inc	99,553	1,817
Esterline Technologies Corp *	6,599	481
Evoqua Water Technologies Corp *	117,082	2,258
Exponent Inc	34,860	3,427
Federal Signal Corp	3,343	80
Fortress Transportation & Infrastructure Investors LLC	141,763	2,451
Forward Air Corp	61,908	3,672
FreightCar America Inc	2,594	44
Gardner Denver Holdings Inc *	20,480	673
Genesee & Wyoming Inc, Cl A *	73,525	5,743
Global Brass & Copper Holdings Inc	43,819	1,376
Gorman-Rupp Co/The	1,617	54
Granite Construction Inc	25,858	1,471
Greenbrier Cos Inc/The (A)	36,400	1,809
Hawaiian Holdings Inc	4,351	161
Heartland Express Inc (A)	241,904	4,519
HEICO Corp, Cl A	40,356	3,069
Heidrick & Struggles International Inc	4,646	176
Hexcel Corp	16,730	1,185
Hub Group Inc, Cl A *	942	47
Huntington Ingalls Industries Inc	15,079	3,334
Hyster-Yale Materials Handling Inc	10,113	675
ICF International Inc	26,100	1,844
ITT Inc	42,747	2,207
JetBlue Airways Corp *	193,279	3,651
John Bean Technologies Corp (A)	85,990	7,593
Kaman Corp	29,580	2,093
KAR Auction Services Inc	111,020	5,859
Kelly Services Inc, Cl A	4,421	99
Kennametal Inc	99,157	3,692
Kirby Corp *	88,395	8,017
KLX Inc *	4,139	306
Knight-Swift Transportation Holdings Inc, Cl A (A)	68,529	2,788
LSC Communications Inc	5,407	68
ManpowerGroup Inc	48,110	4,330
Marten Transport Ltd	29,143	664
MasTec Inc *(A)	98,174	4,580
McGrath RentCorp	21,945	1,428
Mercury Systems Inc *	55,970	2,067
Meritor Inc *	181,946	3,775

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Middleby Corp/The *(A)	33,879	$3,375
Moog Inc, Cl A	13,632	1,111
MSC Industrial Direct Co Inc, Cl A	61,921	5,686
Multi-Color Corp (A)	84,158	5,841
National Presto Industries Inc (A)	1,708	193
Nexeo Solutions Inc *	2,735	26
NV5 Global Inc *	35,200	2,211
Old Dominion Freight Line Inc	22,448	3,501
On Assignment Inc *	2,590	199
Orbital ATK Inc	5,873	785
Oshkosh Corp	41,458	3,016
Owens Corning	54,876	3,469
Park-Ohio Holdings Corp	807	32
Pitney Bowes Inc	103,400	920
Proto Labs Inc *(A)	56,167	6,774
Regal Beloit Corp	26,000	2,066
Resources Connection Inc	12,214	203
Ritchie Bros Auctioneers Inc	67,562	2,303
RPX Corp	50,252	525
RR Donnelley & Sons Co	85,200	532
Rush Enterprises Inc, Cl A *	6,999	301
Ryder System Inc	16,900	1,134
Saia Inc *	12,034	992
Sensata Technologies Holding *(A)	163,380	8,347
SiteOne Landscape Supply Inc *(A)	33,485	2,533
SkyWest Inc	53,087	3,026
SP Plus Corp *	45,315	1,631
Spartan Motors Inc	12,194	189
Sparton Corp *	5,720	106
Spirit AeroSystems Holdings Inc, Cl A	87,451	7,408
Standex International Corp	1,447	144
Teledyne Technologies Inc *	17,840	3,594
Tennant Co (A)	75,437	5,944
Terex Corp (A)	39,274	1,554
Timken Co/The	52,005	2,460
TriNet Group Inc *	164,966	8,849
Trinity Industries Inc	60,900	2,100
Triumph Group Inc (A)	25,600	543
TrueBlue Inc *	7,590	196
Tutor Perini Corp *(A)	1,000	20
UniFirst Corp/MA	7,480	1,328
United Rentals Inc *	14,800	2,362
USG Corp *	7,487	311
Vectrus Inc *	71,131	2,281
Viad Corp	5,891	312
VSE Corp	4,580	226
Wabash National Corp (A)	57,200	1,145
Wabtec Corp/DE (A)	30,025	2,928
WageWorks Inc *	58,663	2,784
Watts Water Technologies Inc, Cl A	18,899	1,454
Werner Enterprises Inc	6,575	258
Woodward Inc	24,217	1,835

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
XPO Logistics Inc *	64,419	$6,780
YRC Worldwide Inc *	141,564	1,518

		268,426

Information Technology — 17.3%
2U Inc *(A)	93,000	8,816
3D Systems Corp *(A)	127,435	1,575
ACI Worldwide Inc *	168,936	4,080
Acxiom Corp *	77,561	2,272
Akamai Technologies Inc *	20,705	1,561
Alpha & Omega Semiconductor Ltd *	48,147	748
Amkor Technology Inc *	240,752	2,191
Apptio Inc, Cl A *	44,025	1,454
Arrow Electronics Inc *	20,080	1,488
Avnet Inc	36,900	1,407
AVX Corp	14,495	222
Belden Inc	26,748	1,478
Benchmark Electronics Inc	24,539	680
Blucora Inc *	24,668	936
Box Inc, Cl A *	72,679	1,866
CACI International Inc, Cl A *	11,257	1,876
CalAmp Corp *	97,137	2,061
CDW Corp/DE	54,412	4,356
ChannelAdvisor Corp *	129,137	1,911
Ciena Corp *	105,296	2,427
Cirrus Logic Inc *	37,100	1,390
Cohu Inc	29,665	713
CommScope Holding Co Inc *	38,411	1,126
Comtech Telecommunications Corp	8,087	253
Conduent Inc *	80,510	1,550
Control4 Corp *	17,974	446
Convergys Corp	94,058	2,224
Cornerstone OnDemand Inc *	97,737	4,836
Coupa Software Inc *	40,190	2,145
Cree Inc *(A)	19,127	892
CSG Systems International Inc	574	24
CTS Corp	2,342	76
CyberArk Software Ltd *(A)	58,211	3,542
Cypress Semiconductor Corp	65,069	1,071
Descartes Systems Group *	99,430	2,963
Diodes Inc *	19,374	663
Dolby Laboratories Inc, Cl A	23,780	1,493
Electro Scientific Industries Inc *(A)	29,728	583
EMCORE Corp *	19,080	97
Entegris Inc	83,500	2,931
Etsy Inc *	37,850	1,224
Euronet Worldwide Inc *	50,152	4,203
Everbridge Inc *(A)	127,200	5,860
EVERTEC Inc	62,326	1,359
F5 Networks Inc *	12,300	2,129
FireEye Inc *	247,685	4,134
First Solar Inc *	17,768	1,201

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Five9 Inc *	88,291	$3,080
Flex Ltd *	100,700	1,399
FLIR Systems Inc	45,936	2,476
Gartner Inc *(A)	16,060	2,132
Glu Mobile Inc *	13,627	77
GoDaddy Inc, Cl A *	25,980	1,860
GrubHub Inc *(A)	24,890	2,668
GTT Communications Inc *(A)	31,395	1,476
Hortonworks Inc *	29,850	531
HubSpot Inc *(A)	12,810	1,553
IAC/InterActiveCorp *	49,326	7,652
Insight Enterprises Inc *	35,757	1,677
Integrated Device Technology Inc *	34,444	1,145
InterDigital Inc/PA	20,193	1,592
InterXion Holding NV *	28,625	1,828
j2 Global Inc (A)	48,861	4,126
Jabil	92,935	2,628
Juniper Networks Inc	93,500	2,491
Kimball Electronics Inc *	20,635	386
Kulicke & Soffa Industries Inc *	103,096	2,483
Leidos Holdings Inc	4,775	287
Littelfuse Inc	17,750	3,853
LogMeIn Inc	37,445	4,040
ManTech International Corp/VA, Cl A	31,240	1,684
Marvell Technology Group Ltd	136,107	2,932
MAXIMUS Inc	20,690	1,260
Mellanox Technologies Ltd *	7,195	614
MicroStrategy Inc, Cl A *	6,311	818
MINDBODY Inc, Cl A *	44,730	1,762
MoneyGram International Inc *	48,073	319
Monolithic Power Systems Inc	30,080	3,965
Monotype Imaging Holdings Inc	33,401	721
Nanometrics Inc *	931	39
NCR Corp *	84,089	2,531
NETGEAR Inc *	21,600	1,306
New Relic Inc *	8,515	865
Novanta Inc *	50,040	3,245
Nuance Communications Inc *	93,502	1,263
Nutanix Inc, Cl A *	25,590	1,368
ON Semiconductor Corp *	201,100	5,054
Paycom Software Inc *(A)	12,540	1,323
PC Connection Inc	3,439	102
Perficient Inc *	97,213	2,538
Photronics Inc *	84,234	733
Plexus Corp *	15,481	900
Presidio Inc *(A)	164,017	2,195
Progress Software Corp	22,249	843
Proofpoint Inc *	34,340	4,014
Pure Storage Inc, Cl A *(A)	61,445	1,319
Q2 Holdings Inc *	63,660	3,638
QAD Inc, Cl A	11,917	618
QuinStreet Inc *	28,473	390

SEI Institutional Investments Trust / Annual Report / May 31, 2018	7

SCHEDULE OF INVESTMENTS

May 31, 2018

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
RealPage Inc *	74,720	$4,390
RingCentral Inc, Cl A *	95,040	7,199
Rudolph Technologies Inc *	49,909	1,672
salesforce.com Inc *	401	52
Sanmina Corp *	58,700	1,691
ScanSource Inc *	7,369	288
Seagate Technology PLC	44,900	2,530
Semtech Corp *	28,005	1,355
Shutterstock Inc *(A)	83,431	3,954
Silicon Motion Technology Corp ADR	63,994	3,112
Splunk Inc *	14,145	1,567
Square Inc, Cl A *	13,790	803
SS&C Technologies Holdings Inc	140,671	7,162
Stratasys Ltd *(A)	97,375	1,811
Switch Inc, Cl A (A)	306,778	3,829
Sykes Enterprises Inc *	26,507	746
Synaptics Inc *	13,708	576
SYNNEX Corp	2,220	237
Systemax Inc	21,046	695
Tech Data Corp *	31,689	2,751
Teradata Corp *(A)	37,933	1,512
Teradyne Inc	34,710	1,316
Travelport Worldwide Ltd	64,021	1,123
Trimble Inc *	156,924	5,188
TTM Technologies Inc *(A)	123,400	2,225
Twilio Inc, Cl A *	13,635	736
Tyler Technologies Inc *	20,150	4,667
Upland Software *	76,100	2,723
USA Technologies Inc *	141,800	1,907
Varonis Systems Inc *	87,950	6,829
VASCO Data Security International Inc *	17,363	376
Virtusa Corp *	502	24
Western Digital Corp	10,300	860
Western Union Co/The (A)	80,800	1,607
Xcerra Corp *	36,281	500
XO Group Inc *	40,733	1,322
Zendesk Inc *	73,410	4,103
Zynga Inc, Cl A *	16,968	75

		275,845

Materials — 4.7%
AdvanSix Inc *	39,646	1,447
Alcoa Corp *	73,265	3,522
Allegheny Technologies Inc *(A)	92,597	2,641
Ashland Global Holdings Inc	27,185	2,113
Avery Dennison Corp	4,658	489
Boise Cascade Co	5,676	271
Cabot Corp	57,986	3,494
Carpenter Technology Corp	18,790	1,126
Chemours Co/The	31,400	1,538
Crown Holdings Inc *	37,300	1,617
Domtar Corp	36,200	1,740

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eastman Chemical Co	38,300	$3,995
Ferro Corp *	32,402	663
Ferroglobe *(C)	141,200	—
FMC Corp	55,929	4,871
FutureFuel Corp	61,956	835
Graphic Packaging Holding Co	282,096	4,085
Huntsman Corp	113,493	3,628
Ingevity Corp *	58,225	4,433
Innophos Holdings Inc	2,259	107
Kaiser Aluminum Corp	7,848	865
Kraton Corp *	15,855	769
Materion Corp	25,719	1,403
OMNOVA Solutions Inc *	12,315	126
Owens-Illinois Inc *	95,900	1,784
PH Glatfelter Co	39,200	686
Platform Specialty Products Corp *	73,363	885
Reliance Steel & Aluminum Co	24,174	2,262
Schweitzer-Mauduit International Inc	9,300	407
Silgan Holdings Inc	111,670	3,040
Steel Dynamics Inc	28,329	1,400
Stepan Co	2,256	164
Summit Materials Inc, Cl A *	144,528	4,107
Tahoe Resources Inc	22,615	119
Tredegar Corp	2,083	50
Trinseo SA	57,922	4,188
United States Steel Corp	49,991	1,843
US Concrete Inc *	27,469	1,674
Valhi Inc	6,109	39
Valvoline Inc	129,270	2,642
Venator Materials PLC *	57,201	1,008
Verso Corp *	55,673	1,126
Westlake Chemical Corp	9,350	1,082
WestRock Co	13,600	801

		75,085

Real Estate — 5.9%
AGNC Investment Corp ‡	97,147	1,828
Agree Realty Corp ‡	10,494	556
Alexander’s Inc ‡	1,834	711
Alexandria Real Estate Equities Inc ‡(A)	14,662	1,832
American Campus Communities Inc ‡	42,133	1,690
Armada Hoffler Properties Inc ‡	10,466	151
Ashford Hospitality Trust Inc ‡	134,100	988
Braemar Hotels & Resorts ‡	3,000	33
Brixmor Property Group Inc ‡	73,600	1,169
Camden Property Trust ‡	41,253	3,630
CatchMark Timber Trust Inc, Cl A	6,709	85
CBL & Associates Properties Inc ‡(A)	70,700	358
Chatham Lodging Trust ‡	37,400	778
Chimera Investment Corp ‡	80,224	1,477
City Office Inc ‡	50,800	630
Columbia Property Trust Inc ‡	7,976	176

8	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CoreCivic Inc ‡	8,154	$175
CoreSite Realty Corp ‡	21,780	2,312
CYS Investments Inc ‡	125,100	916
DCT Industrial Trust Inc ‡	4,917	320
DDR ‡	203,325	3,088
DiamondRock Hospitality Co ‡	224,350	2,856
Duke Realty Corp ‡	82,971	2,333
Equity Commonwealth *‡	53,401	1,661
First Industrial Realty Trust Inc ‡	28,141	927
Forest City Realty Trust Inc, Cl A ‡	47,560	969
Four Corners Property Trust Inc ‡	80,404	1,840
Franklin Street Properties Corp ‡	100,100	775
Gaming and Leisure Properties Inc ‡	80,890	2,839
GEO Group Inc/The ‡	10,131	251
Getty Realty Corp ‡	44,379	1,159
Government Properties Income Trust ‡	62,900	914
Gramercy Property Trust ‡	11,226	310
Highwoods Properties Inc ‡	3,536	169
Hospitality Properties Trust ‡	113,247	3,279
Howard Hughes Corp/The *	21,062	2,659
InfraREIT Inc ‡	13,120	280
Invitation Homes Inc ‡(A)	111,352	2,451
iStar Inc *‡	4,379	47
Jones Lang LaSalle Inc	10,463	1,713
Kilroy Realty Corp ‡	6,413	488
Kimco Realty Corp ‡(A)	67,100	1,037
LaSalle Hotel Properties ‡	68,937	2,365
Lexington Realty Trust ‡	209,300	1,806
Liberty Property Trust ‡	20,694	915
Mack-Cali Realty Corp ‡	127,588	2,522
MedEquities Realty Trust Inc ‡	18,680	196
Medical Properties Trust Inc ‡(A)	561,559	7,620
Monmouth Real Estate Investment Corp, Cl A ‡	23,492	363
National Storage Affiliates Trust ‡(A)	99,316	2,793
New Residential Investment Corp ‡	18,942	339
Newmark Group Inc, Cl A ‡	24,971	335
NexPoint Residential Trust Inc ‡	6,018	167
Omega Healthcare Investors Inc ‡(A)	67,900	2,081
Park Hotels & Resorts Inc ‡	11,332	365
Piedmont Office Realty Trust Inc, Cl A ‡	55,300	1,063
Rayonier Inc ‡	25,194	979
Rexford Industrial Realty Inc ‡	92,600	2,896
Sabra Health Care Inc ‡(A)	60,000	1,244
Select Income ‡	94,861	2,049
Senior Housing Properties Trust ‡	105,300	1,860
Spirit Realty Capital Inc ‡	271,600	2,379
Sun Communities Inc ‡	14,701	1,421
Tier Inc ‡	23,326	512
Urstadt Biddle Properties Inc, Cl A ‡	12,352	270
VEREIT Inc ‡	328,300	2,351

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xenia Hotels & Resorts Inc ‡	129,313	$3,255

		94,006

Telecommunication Services — 0.3%
Boingo Wireless Inc *	89,854	1,933
Telephone & Data Systems Inc	2,214	56
Vonage Holdings Corp *	138,760	1,589
Zayo Group Holdings Inc *	24,400	849

		4,427

Utilities — 2.1%
AES Corp/VA	143,900	1,835
ALLETE Inc	7,159	550
Alliant Energy Corp	37,245	1,543
American States Water Co	27,829	1,566
Atmos Energy Corp	27,873	2,486
Avista Corp	6,648	349
Black Hills Corp (A)	21,842	1,270
Chesapeake Utilities Corp	1,029	82
Connecticut Water Service Inc	4,431	286
FirstEnergy Corp	76,000	2,616
Great Plains Energy Inc	67,098	2,277
Hawaiian Electric Industries Inc	34,771	1,194
MGE Energy Inc	9,285	554
Middlesex Water Co	10,861	483
NRG Energy Inc	27,625	946
OGE Energy Corp	67,900	2,378
ONE Gas Inc	9,540	716
Pinnacle West Capital Corp	20,601	1,640
PNM Resources Inc	31,067	1,241
Portland General Electric Co	31,584	1,347
SCANA Corp	17,100	621
SJW Group	12,299	776
UGI Corp	57,106	2,882
Unitil Corp	21,029	1,015
Vectren Corp	6,971	492
Vistra Energy *	70,499	1,729
WGL Holdings Inc	3,714	328

		33,202
Total Common Stock (Cost $1,260,833) ($ Thousands)		1,557,726

	Number of Rights
RIGHTS — 0.0%
Dyax CVR, Expires 12/31/2019 (C)	59,546	—

Total Rights (Cost $–) ($ Thousands)		—

SEI Institutional Investments Trust / Annual Report / May 31, 2018	9

SCHEDULE OF INVESTMENTS

May 31, 2018

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 13.6%
SEI Liquidity Fund, L.P.
1.870% **†(D)	217,339,201	$ 217,342

Total Affiliated Partnership (Cost $217,338) ($ Thousands)		217,342

CASH EQUIVALENT — 4.4%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	70,668,603	70,669

Total Cash Equivalent (Cost $70,669) ($ Thousands)		70,669

Total Investments in Securities—115.6% (Cost $1,548,840) ($ Thousands)		$ 1,845,737

Percentages are based on Net Assets of $1,596,828 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2018.

†	Investment in Affiliated Security (see Note –).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018 was $210,680 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $3,090 ($ Thousands), or 0.0 of the net assets of the Fund (See Note 2).

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $217,342 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried a value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,557,726	$–	$–	$1,557,726
Rights	–	–	–	–
Affiliated Partnership	–	217,342	–	217,342
Cash Equivalent	70,669	–	–	70,669

Total Investments in Securities	$1,628,395	$217,342	$–	$1,845,737

^ A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the period ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2018	Dividend Income
SEI Liquidity Fund, L.P.	$236,581	$583,941	$(603,179)	$(7)	$6	$217,342	$980
SEI Daily Income Trust, Government Fund, CI F	60,132	886,787	(876,250)	—	—	70,669	674

Totals	$296,713	$1,470,728	$(1,479,429)	$(7)	$6	$288,011	$1,654

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.4%

Consumer Discretionary — 13.3%
1-800-Flowers.com Inc, Cl A *	1,242	$16
Abercrombie & Fitch Co, Cl A	5,931	141
Acushnet Holdings Corp	1,074	26
Amazon.com Inc *	2,330	3,797
AMC Networks Inc, Cl A *	7,286	417
AutoZone Inc *	642	417
Beazer Homes USA Inc *	631	10
Bed Bath & Beyond Inc	11,975	217
Best Buy Co Inc	25,054	1,710
Big Lots Inc	2,060	84
BJ’s Restaurants Inc	1,227	69
Bloomin’ Brands Inc	7,866	167
Brinker International Inc	1,941	85
Burlington Stores Inc *	1,221	179
Callaway Golf Co	3,127	59
Carrols Restaurant Group Inc *	2,101	27
Central European Media Enterprises Ltd, Cl A *	6,591	25
Children’s Place Inc/The	831	107
Churchill Downs Inc	351	105
Citi Trends Inc	214	6
Comcast Corp, Cl A	6,024	188
Cooper Tire & Rubber Co	1,711	44
Cooper-Standard Holdings Inc *	302	37
Cracker Barrel Old Country Store Inc	265	42
Crocs Inc *	2,332	42
Darden Restaurants Inc	4,742	414
Deckers Outdoor Corp *	1,787	202
Delphi Technologies PLC	4,787	240
Denny’s Corp *	935	14
DineEquity Inc	120	8
Discovery Communications Inc, Cl A *	7,375	156
Discovery Communications Inc, Cl C *	8,502	168
Dollar General Corp	4,313	377
Dollar Tree Inc *	521	43
Domino’s Pizza Inc	1,801	453
Entravision Communications Corp, Cl A	2,823	11
EW Scripps Co/The, Cl A	3,522	44
Expedia Group	6,643	804
Five Below *	979	69
Foot Locker Inc	722	39
Ford Motor Co	152,683	1,763
GameStop Corp, Cl A	8,686	115
Gannett Co Inc	9,761	103
Gap Inc/The	8,109	227
Garmin Ltd	1,763	106
General Motors Co	24,936	1,065
Gentex Corp	12,181	293
Genuine Parts Co	1,635	148
Groupon Inc, Cl A *	50,179	241
H&R Block	22,796	626

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hasbro Inc	1,587	$138
Haverty Furniture Cos Inc	858	17
Hibbett Sports Inc *	1,661	44
Hilton Grand Vacations Inc *	3,128	124
Home Depot Inc/The	4,341	810
Hudson, Cl A *	3,457	61
Hyatt Hotels Corp, Cl A	1,202	98
IMAX Corp *	3,414	71
International Game Technology PLC	9,432	237
John Wiley & Sons Inc, Cl A	4,749	322
Johnson Outdoors Inc, Cl A	376	29
K12 Inc *	1,873	30
KB Home	10,133	267
Kohl’s Corp	3,563	238
Las Vegas Sands Corp	3,768	304
Laureate Education Inc, Cl A *	2,001	32
Lear Corp	3,762	745
Leggett & Platt Inc	1,834	76
Liberty Expedia Holdings Inc, Cl A *	6,501	282
Liberty TripAdvisor Holdings Inc, Cl A *	6,306	92
Loral Space & Communications Inc *	438	17
Lowe’s Cos Inc	3,476	330
Macy’s Inc	12,073	421
Malibu Boats Inc, Cl A *	1,254	54
Marriott International Inc/MD, Cl A	3,542	479
MCBC Holdings Inc *	626	18
McDonald’s Corp	2,759	441
MDC Holdings Inc	1,265	40
Michael Kors Holdings Ltd *	4,618	265
Michaels Cos Inc/The *	9,679	178
Movado Group Inc	925	45
MSG Networks Inc *	4,376	84
Murphy USA Inc *	2,791	186
News Corp, Cl A	21,209	319
NIKE Inc, Cl B	5,575	400
NVR Inc *	234	700
Office Depot Inc	18,854	44
Omnicom Group Inc	9,691	699
Penn National Gaming Inc *	10,190	347
PetMed Express Inc	672	24
Polaris Industries Inc	1,338	150
PulteGroup Inc	14,299	433
PVH Corp	772	124
Ralph Lauren Corp, Cl A	4,484	603
Regis Corp *	1,209	21
Ross Stores Inc	9,306	734
Sally Beauty Holdings Inc *	7,271	110
Scholastic Corp	1,351	61
Shoe Carnival Inc	700	23
Shutterfly Inc *	2,563	241
Sinclair Broadcast Group Inc, Cl A	6,196	170
Sirius XM Holdings Inc	61,368	436

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Six Flags Entertainment Corp	1,727	$111
Sotheby’s *	2,320	127
Stoneridge Inc *	1,639	52
Sturm Ruger & Co Inc	812	50
Tailored Brands Inc	2,991	98
Target Corp	14,211	1,036
Taylor Morrison Home Corp, Cl A *	3,494	75
Thor Industries Inc	792	73
Tiffany & Co	1,243	163
TJX Cos Inc/The	5,375	485
Toll Brothers Inc	11,445	452
TRI Pointe Group Inc *	1,692	29
tronc Inc *	271	4
Ulta Beauty Inc *	53	13
Urban Outfitters Inc *	4,908	204
VF Corp	5,032	408
Viacom Inc, Cl B	12,565	341
Walt Disney Co/The	4,513	449
Weight Watchers International Inc *	2,166	163
Whirlpool Corp	247	36
Wingstop Inc	1,769	90
World Wrestling Entertainment Inc, Cl A	2,574	149
Yum China Holdings Inc	16,873	663
Yum! Brands Inc	8,663	705
ZAGG Inc *	2,360	36

		33,972

Consumer Staples — 7.4%
Boston Beer Co Inc/The, Cl A *	507	129
Brown-Forman Corp, Cl B	1,840	104
Bunge Ltd	6,743	469
Central Garden & Pet Co *	311	13
Central Garden & Pet Co, Cl A *	1,027	39
Chefs’ Warehouse Inc/The *	639	17
Church & Dwight Co Inc	266	12
Clorox Co/The	7,753	937
Colgate-Palmolive Co	11,309	713
Conagra Brands Inc	27,923	1,035
Costco Wholesale Corp	2,182	433
CVS Health Corp	29,571	1,874
Dean Foods Co	7,893	76
Energizer Holdings Inc	4,621	281
Estee Lauder Cos Inc/The, Cl A	10,765	1,609
Flowers Foods Inc	8,654	176
General Mills Inc	8,650	366
Herbalife Ltd *	11,199	569
Hershey Co/The	2,022	182
HRG Group Inc *	3,757	48
Ingredion Inc	1,449	161
Inter Parfums Inc	1,053	56
JM Smucker Co/The	1,481	159
Kimberly-Clark Corp	4,190	423

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kroger Co/The	13,168	$320
Lamb Weston Holdings Inc	719	46
Medifast Inc	1,142	167
Monster Beverage Corp *	6,103	312
National Beverage Corp *	379	36
Nu Skin Enterprises Inc, Cl A	1,831	150
PepsiCo Inc	15,957	1,600
Philip Morris International Inc	9,107	724
Procter & Gamble Co/The	7,256	531
Sanderson Farms Inc	1,749	171
Sprouts Farmers Market Inc *	4,384	95
Sysco Corp	18,546	1,206
TreeHouse Foods Inc *	3,470	166
United Natural Foods Inc *	2,631	120
Universal Corp/VA	1,179	78
US Foods Holding Corp *	18,070	645
USANA Health Sciences Inc *	1,676	196
Vector Group Ltd	6,390	124
Walgreens Boots Alliance Inc	520	32
Walmart Inc	27,830	2,297

		18,897

Energy — 4.9%
Andeavor	150	22
Arch Coal Inc	2,322	191
Cactus, Cl A *	792	27
Centennial Resource Development Inc/DE, Cl A *	3,587	63
Chevron Corp	7,544	938
ConocoPhillips	25,692	1,731
CONSOL Energy Inc *	2,416	106
CVR Energy Inc	517	19
EOG Resources Inc	2,794	329
Exxon Mobil Corp	8,220	668
FTS International *	1,103	21
HighPoint Resources *	2,511	18
HollyFrontier Corp	9,674	747
Laredo Petroleum Inc *	17,684	164
Mammoth Energy Services Inc *	490	18
Marathon Petroleum Corp	26,338	2,081
Murphy Oil Corp	13,547	417
Nine Energy Service *	495	17
Occidental Petroleum Corp	22,118	1,862
Par Pacific Holdings Inc *	1,400	25
PBF Energy Inc, Cl A	9,554	451
Peabody Energy Corp	5,792	251
Renewable Energy Group Inc *	2,318	41
Rowan Cos PLC, Cl A *	5,508	86
Ship Finance International Ltd	2,851	41
Solaris Oilfield Infrastructure Inc, Cl A *	595	9
Southwestern Energy Co *	14,366	68
Talos Energy *	621	20

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Teekay Corp	2,630	$21
Transocean Ltd *	17,454	221
Ultra Petroleum Corp *	9,455	17
Valero Energy Corp	13,540	1,641
W&T Offshore Inc *	8,141	56
Whiting Petroleum Corp *	1,395	73
World Fuel Services Corp	2,782	58

		12,518

Financials — 14.2%
Aflac Inc	8,210	370
Allstate Corp/The	4,703	440
Ally Financial Inc	41,179	1,056
American Equity Investment Life Holding Co	2,894	103
American Financial Group Inc/OH	1,894	208
American International Group Inc	3,262	172
Arlington Asset Investment Corp, Cl A	1,340	15
Artisan Partners Asset Management Inc, Cl A	3,968	128
Athene Holding Ltd, Cl A *	3,535	158
Bancorp Inc/The *	2,815	32
Bank of New York Mellon Corp/The	49,172	2,692
Berkshire Hills Bancorp Inc	1,418	56
Brighthouse Financial Inc *	7,285	343
BrightSphere Investment Group	6,542	101
Capitol Federal Financial Inc	7,654	101
CIT Group Inc	13,679	683
Citigroup Inc	47,740	3,184
Citizens Financial Group Inc	18,316	748
CNA Financial Corp	745	35
Cohen & Steers Inc	2,567	100
Commerce Bancshares Inc/MO	8,204	530
Cowen Inc, Cl A *	1,035	15
Credit Acceptance Corp *	211	74
Dime Community Bancshares Inc	4,678	95
Donnelley Financial Solutions Inc *	1,630	25
Enova International Inc *	4,883	164
Everest Re Group Ltd	564	127
FactSet Research Systems Inc	536	108
Farmers & Merchants Bancorp Inc/Archbold OH	296	12
FB Financial Corp	443	18
Federal Agricultural Mortgage Corp, Cl C	295	28
Federated Investors Inc, Cl B	9,348	227
Fifth Third Bancorp	94,626	2,894
First American Financial Corp	836	43
First Internet Bancorp	16	1
FirstCash Inc	2,824	256
Flagstar Bancorp Inc *	1,850	64
Franklin Resources Inc	29,932	1,005
Green Dot Corp, Cl A *	2,823	201
Guaranty Bancorp	746	25
Hartford Financial Services Group Inc/The	8,225	430

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Health Insurance Innovations Inc, Cl A *	382	$12
Heritage Commerce Corp	1,210	21
Heritage Financial Corp/WA	955	31
HomeStreet Inc *	2,343	63
Houlihan Lokey Inc, Cl A	294	14
INTL FCStone Inc *	1,315	66
JPMorgan Chase & Co	54,642	5,847
Kemper Corp	2,414	187
LendingTree Inc *	189	49
LPL Financial Holdings Inc	5,407	372
Meridian Bancorp Inc	2,849	56
MetLife Inc	41,624	1,914
Moody’s Corp	504	86
Morgan Stanley	4,384	220
Morningstar Inc	497	60
MSCI Inc, Cl A	1,213	197
National Commerce Corp *	260	12
Navient Corp	22,800	315
Navigators Group Inc/The	1,254	74
Nelnet Inc, Cl A	578	35
New York Community Bancorp Inc	17,579	204
NMI Holdings Inc, Cl A *	3,471	58
Northfield Bancorp Inc	1,122	18
Ocwen Financial Corp *	6,566	29
OFG Bancorp	1,125	16
Old Republic International Corp	8,347	175
On Deck Capital Inc *	7,400	49
OneMain Holdings Inc, Cl A *	10,522	342
PennyMac Financial Services Inc, Cl A *	541	11
Progressive Corp/The	7,387	459
Prudential Financial Inc	15,277	1,479
Radian Group Inc	18,816	299
Reinsurance Group of America Inc, Cl A	2,975	445
Republic Bancorp Inc/KY, Cl A	789	35
S&P Global Inc	3,792	749
Santander Consumer USA Holdings Inc	21,955	393
T Rowe Price Group Inc	13,987	1,698
TCF Financial Corp	12,602	332
Tejon Ranch Co *	1,123	28
Thomson Reuters	4,269	166
Travelers Cos Inc/The	2,602	334
TriState Capital Holdings Inc *	555	14
United Community Financial Corp/OH	2,983	31
Unum Group	5,762	224
Veritex Holdings Inc *	551	17
Virtu Financial Inc, Cl A	2,114	66
Voya Financial Inc	8,695	452
Walker & Dunlop Inc	3,353	188
Wells Fargo & Co	6,407	346
White Mountains Insurance Group Ltd	189	170
World Acceptance Corp *	273	29

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zions Bancorporation	10,942	$600

		36,154

Health Care — 10.6%
AbbVie Inc	17,645	1,746
ABIOMED Inc *	777	296
Agilent Technologies Inc	218	13
Align Technology Inc *	732	243
AMAG Pharmaceuticals Inc *	3,968	97
Amgen Inc	15,786	2,835
AMN Healthcare Services Inc *	372	21
Baxter International Inc	24,460	1,733
Biogen Inc *	469	138
Bristol-Myers Squibb Co	9,431	496
Celgene Corp *	2,228	175
Centene Corp *	9,555	1,119
Chemed Corp	410	134
Cigna Corp	4,327	733
Concert Pharmaceuticals Inc *	2,154	44
Corcept Therapeutics Inc *	5,550	103
Cotiviti Holdings Inc *	398	14
Cutera Inc *	421	18
Danaher Corp	3,850	382
Edwards Lifesciences Corp *	602	83
Eli Lilly & Co	8,487	722
Enanta Pharmaceuticals Inc *	706	70
Endo International PLC *	19,460	122
Gilead Sciences Inc	10,072	679
Haemonetics Corp *	4,684	423
Humana Inc	4,969	1,446
ICU Medical Inc *	326	95
IDEXX Laboratories *	1,013	211
Innoviva Inc *	2,448	36
Inogen Inc *	428	78
Intuitive Surgical Inc *	484	222
Johnson & Johnson	17,239	2,062
LeMaitre Vascular Inc	429	15
Luminex Corp	2,484	70
Mallinckrodt PLC *	8,272	139
Masimo Corp *	1,271	126
McKesson Corp	2,705	384
Medpace Holdings Inc *	321	13
Medtronic PLC	9,658	834
Merck & Co Inc	2,064	123
MiMedx Group Inc *	2,558	22
Molina Healthcare Inc *	6,809	578
Myriad Genetics Inc *	2,129	78
Orthofix International NV *	764	42
PDL BioPharma Inc *	8,023	21
Pfizer Inc	52,983	1,904
Premier Inc, Cl A *	1,418	46
Quest Diagnostics Inc	1,902	203

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Supernus Pharmaceuticals Inc *	1,441	$81
Tactile Systems Technology Inc *	790	39
Tenet Healthcare Corp *	6,956	246
Triple-S Management Corp, Cl B *	2,747	101
United Therapeutics Corp *	2,088	223
UnitedHealth Group Inc	6,711	1,621
Varian Medical Systems Inc *	5,036	594
Veeva Systems Inc, Cl A *	2,965	229
Vertex Pharmaceuticals Inc *	1,519	234
Waters Corp *	3,136	604
WellCare Health Plans Inc *	5,317	1,179
Zoetis Inc, Cl A	9,135	765

		27,103

Industrials — 9.8%
3M Co	2,105	415
ADT	7,281	55
AGCO Corp	288	18
Aircastle Ltd	4,130	88
Allison Transmission Holdings Inc, Cl A	13,463	556
American Airlines Group Inc	26,211	1,141
ArcBest Corp	521	25
Atkore International Group Inc *	4,897	106
Avis Budget Group Inc *	6,285	245
Barrett Business Services Inc	614	53
Beacon Roofing Supply Inc *	2,272	95
Boeing Co/The	7,674	2,702
Briggs & Stratton Corp	1,911	35
BWX Technologies Inc	4,276	285
Caterpillar Inc	10,399	1,580
CH Robinson Worldwide Inc	3,640	317
Cintas Corp	414	75
Copa Holdings SA, Cl A	994	110
Copart Inc *	5,872	322
Costamare Inc	2,447	18
CRA International Inc	616	33
Deere	5,310	794
DMC Global Inc	859	39
Dun & Bradstreet Corp/The	2,351	289
Emerson Electric Co	4,886	346
Ennis Inc	1,980	36
Essendant Inc	436	6
Expeditors International of Washington Inc	19,247	1,434
Fluor Corp	493	24
Forrester Research Inc	298	13
FTI Consulting Inc *	2,030	126
General Dynamics Corp	1,104	223
General Electric Co	11,806	166
Global Brass & Copper Holdings Inc	1,012	32
Graco Inc	4,380	199
Greenbrier Cos Inc/The	1,307	65
Harris	1,117	168

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hawaiian Holdings Inc	1,195	$44
HD Supply Holdings Inc *	19,292	786
Heidrick & Struggles International Inc	1,589	60
Heritage-Crystal Clean Inc *	490	10
Hertz Global Holdings Inc *	4,750	72
Hillenbrand Inc	1,651	77
Honeywell International Inc	2,741	405
Hurco Cos Inc	679	33
IDEX Corp	2,003	278
Illinois Tool Works Inc	3,280	471
Insperity Inc	3,683	339
Kaman Corp	720	51
L3 Technologies Inc	1,079	214
Landstar System Inc	1,854	210
Lennox International Inc	535	109
Lockheed Martin Corp	1,610	506
LSC Communications Inc	1,599	20
ManpowerGroup Inc	1,326	119
National Presto Industries Inc	365	41
NCI Building Systems Inc *	1,457	28
Northrop Grumman Corp	1,794	587
nVent Electric *	9,016	244
PACCAR Inc	26,949	1,677
PGT Innovations Inc *	2,947	61
Pitney Bowes Inc	8,893	79
Primoris Services Corp	1,344	35
Quad/Graphics Inc, Cl A	1,340	26
Raven Industries Inc	2,201	83
Raytheon Co	1,959	410
Republic Services Inc, Cl A	5,506	371
Robert Half International Inc	4,347	277
Rockwell Automation Inc	4,484	787
Rollins Inc	1,320	66
RPX Corp	1,037	11
RR Donnelley & Sons Co	3,286	21
Rush Enterprises Inc, Cl A *	1,015	44
Ryder System Inc	4,593	308
Snap-on Inc	1,486	220
SP Plus Corp *	569	20
Spartan Motors Inc	2,081	32
Spirit AeroSystems Holdings Inc, Cl A	4,329	367
Stanley Black & Decker Inc	140	19
Steelcase Inc, Cl A	7,321	105
Terex Corp	6,790	269
Textainer Group Holdings Ltd *	899	15
Titan Machinery Inc *	1,418	26
Toro Co/The	2,765	160
TPI Composites *	1,579	42
TransUnion	1,686	116
TriNet Group Inc *	4,278	229
UniFirst Corp/MA	931	165
United Continental Holdings Inc *	4,764	332

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
United Parcel Service Inc, Cl B	421	$49
United Technologies Corp	1,518	189
Vectrus Inc *	566	18
Vicor Corp *	894	39
Wabash National Corp	2,731	55
Waste Management Inc	5,556	460
Werner Enterprises Inc	1,598	63
WW Grainger Inc	3,112	962
YRC Worldwide Inc *	1,585	17

		25,163

Information Technology — 24.4%
Accenture PLC, Cl A	4,318	673
Advanced Energy Industries Inc *	3,449	226
Akamai Technologies Inc *	2,753	208
Alphabet Inc, Cl A *	34	37
Alphabet Inc, Cl C *	3,432	3,724
Amdocs Ltd	3,757	253
American Software Inc/GA, Cl A	933	12
Amkor Technology Inc *	3,456	31
ANSYS Inc *	2,239	365
Apple Inc	21,123	3,947
Applied Materials Inc	17,885	908
Arista Networks Inc *	801	202
Aspen Technology Inc *	2,385	222
Automatic Data Processing Inc	3,146	409
Benchmark Electronics Inc	2,227	62
Blucora Inc *	2,698	102
Booz Allen Hamilton Holding Corp, Cl A	3,731	168
Broadridge Financial Solutions Inc	3,074	355
CA Inc	27,536	984
Cadence Design Systems Inc *	3,866	164
Care.com Inc *	836	17
CDK Global Inc	3,281	211
Cirrus Logic Inc *	2,767	104
Cisco Systems Inc	32,250	1,377
Citrix Systems Inc	22,467	2,373
Cognizant Technology Solutions Corp, Cl A	5,012	378
Conduent Inc *	7,750	149
Control4 Corp *	817	20
Convergys Corp	10,415	246
CSG Systems International Inc	487	20
Dell Technologies Inc, Cl V *	8,637	697
Diodes Inc *	5,757	197
DXC Technology Co	12,949	1,193
eBay Inc *	26,816	1,012
Electro Scientific Industries Inc *	4,785	94
Endurance International Group Holdings Inc *	4,946	44
Etsy Inc *	7,362	238
Everi Holdings Inc *	5,634	42
EVERTEC Inc *	6,404	140

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
F5 Networks Inc *	4,338	$751
Facebook Inc, Cl A *	7,961	1,527
Fair Isaac Corp *	778	143
Fiserv Inc *	5,345	388
Fortinet Inc *	9,982	611
Hewlett Packard Enterprise Co	3,068	47
HP Inc	90,282	1,989
Immersion Corp *	4,300	65
Imperva Inc *	1,160	56
Intel Corp	51,298	2,832
InterDigital Inc/PA	3,007	237
International Business Machines Corp	19,966	2,821
Intuit	5,572	1,123
IPG Photonics Corp *	700	169
Jabil	15,067	426
Jack Henry & Associates Inc	2,030	254
Juniper Networks Inc	13,804	368
KEMET Corp *	4,809	96
KLA-Tencor Corp	6,257	709
Lam Research Corp	7,019	1,391
Limelight Networks Inc *	4,182	21
Mastercard Inc, Cl A	4,587	872
MAXIMUS Inc	877	53
Micron Technology Inc *	8,631	497
Microsoft Corp	36,630	3,621
MINDBODY Inc, Cl A *	449	18
MKS Instruments Inc	1,606	180
Motorola Solutions Inc	2,388	256
Nanometrics Inc *	1,485	62
NetApp Inc	32,218	2,201
NIC Inc	5,567	85
NVIDIA Corp	815	206
ON Semiconductor Corp *	5,169	130
Oracle Corp	37,609	1,757
Park Electrochemical Corp	1,173	24
Paychex Inc	7,274	477
PayPal Holdings Inc *	10,337	848
Photronics Inc *	5,803	51
Progress Software Corp	1,331	50
Pure Storage Inc, Cl A *	4,736	102
QUALCOMM Inc	1,928	112
QuinStreet Inc *	1,245	17
Red Hat Inc *	4,717	766
Rudolph Technologies Inc *	1,902	64
salesforce.com Inc *	12,100	1,565
Skyworks Solutions Inc	2,975	293
SMART Global Holdings Inc *	1,152	51
Square Inc, Cl A *	1,906	111
Stamps.com Inc *	995	250
Sykes Enterprises Inc *	1,454	41
Syntel Inc *	3,172	100
Tech Data Corp *	3,046	264

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TechTarget Inc *	667	$18
Teradata Corp *	5,593	223
Teradyne Inc	4,544	172
Texas Instruments Inc	17,148	1,919
Total System Services Inc	1,407	120
Travelport Worldwide Ltd	10,778	189
TTM Technologies Inc *	8,021	145
Twitter Inc *	5,356	186
Unisys Corp *	4,371	53
VeriSign *	10,123	1,320
Visa Inc, Cl A	18,166	2,375
Vishay Intertechnology Inc	19,574	415
Vishay Precision Group Inc *	332	12
VMware Inc, Cl A *	5,001	688
Western Digital Corp	9,857	823
Western Union Co/The	29,021	577
Xcerra Corp *	4,401	61
XO Group Inc *	3,058	99
Zebra Technologies Corp, Cl A *	431	66
Zynga Inc, Cl A *	24,197	107

		62,320

Materials — 3.3%
AdvanSix Inc *	2,850	104
Air Products & Chemicals Inc	2,314	373
AptarGroup Inc	850	78
Ardagh Group SA, Cl A	1,616	28
Avery Dennison Corp	2,316	243
Ball Corp	9,085	336
Bemis Co Inc	1,261	53
Boise Cascade Co	5,715	273
Celanese Corp, Cl A	905	102
Chemours Co/The	8,959	439
Crown Holdings Inc *	16,786	727
Freeport-McMoRan Inc, Cl B	21,809	369
Huntsman Corp	24,077	770
Ingevity Corp *	681	52
Kronos Worldwide Inc	2,727	67
Louisiana-Pacific	18,158	530
LyondellBasell Industries NV, Cl A	9,428	1,057
Myers Industries Inc	797	16
Newmont Mining Corp	22,071	859
OMNOVA Solutions Inc *	1,450	15
Owens-Illinois Inc *	14,173	264
Packaging Corp of America	94	11
PPG Industries Inc	3,804	384
Praxair Inc	2,589	405
Rayonier Advanced Materials Inc	3,547	63
Schnitzer Steel Industries Inc, Cl A	886	28
Scotts Miracle-Gro Co/The, Cl A	1,101	94
Sealed Air Corp	252	11
Sonoco Products Co	2,570	131

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tahoe Resources Inc *	7,299	$38
Trinseo SA	3,854	279
Verso Corp *	1,600	32
Warrior Met Coal Inc	4,885	133
Westlake Chemical Corp	1,200	139

		8,503

Real Estate — 3.3%
AGNC Investment Corp ‡	10,340	195
Altisource Portfolio Solutions SA *	3	—
American Tower Corp, Cl A ‡	2,232	309
Americold Realty Trust ‡	2,561	53
Apartment Investment & Management Co, Cl A ‡	13,253	541
Brandywine Realty Trust ‡	10,196	166
Brixmor Property Group Inc ‡	3,388	54
CBRE Group Inc, Cl A *	1,006	46
Chimera Investment Corp ‡	8,869	163
Colony NorthStar Inc, Cl A ‡	12,358	73
CorEnergy Infrastructure Trust Inc ‡	563	20
CoreSite Realty Corp ‡	715	76
Crown Castle International Corp ‡	590	61
CubeSmart ‡	10,967	334
CYS Investments Inc ‡	4,371	32
Duke Realty Corp ‡	5,887	166
Equinix Inc ‡	93	37
Exantas Capital ‡	2,497	25
First Industrial Realty Trust Inc ‡	8,640	284
Four Corners Property Trust Inc ‡	2,719	62
Gaming and Leisure Properties Inc ‡	8,116	285
Healthcare Trust of America Inc, Cl A ‡	2,716	70
Hospitality Properties Trust ‡	14,879	431
Hudson Pacific Properties Inc ‡	6,039	214
iStar Inc *‡	5,716	62
Liberty Property Trust ‡	3,445	152
Life Storage Inc ‡	1,543	143
Marcus & Millichap Inc *	2,368	89
Mid-America Apartment Communities Inc ‡	1,018	95
National Storage Affiliates Trust ‡	3,066	86
New Residential Investment Corp ‡	20,337	364
New Senior Investment Group Inc ‡	6,793	51
Newmark Group Inc, Cl A ‡	1,131	15
Paramount Group Inc ‡	9,076	136
Park Hotels & Resorts Inc ‡	2,743	88
Piedmont Office Realty Trust Inc, Cl A ‡	7,012	135
Prologis ‡	25,746	1,657
Public Storage ‡	69	15
Realogy Holdings Corp	6,536	155
Realty Income Corp ‡	871	46
RMR Group Inc/The	833	63
SBA Communications Corp, Cl A *‡	689	109
Senior Housing Properties Trust ‡	7,564	134

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Simon Property Group Inc ‡	600	$96
SL Green Realty Corp ‡	911	89
Spirit MTA ‡	1,605	15
Spirit Realty Capital Inc ‡	16,049	141
Sun Communities Inc ‡	568	55
Universal Health Realty Income Trust ‡	408	25
Ventas Inc ‡	835	46
VEREIT Inc ‡	3,979	28
Weingarten Realty Investors ‡	7,354	216
Welltower Inc ‡	3,754	216
Weyerhaeuser Co ‡	3,667	137

		8,356

Telecommunication Services — 1.6%
AT&T Inc	79,823	2,580
Frontier Communications Corp *	6,829	51
Telephone & Data Systems Inc	11,762	301
T-Mobile US Inc *	637	35
United States Cellular Corp *	479	17
Verizon Communications Inc	24,983	1,191

		4,175

Utilities — 2.6%
AES Corp/VA	98,236	1,253
CenterPoint Energy Inc	49,038	1,281
Entergy Corp	8,015	649
Exelon Corp	45,190	1,870
FirstEnergy Corp	5,681	196
NRG Energy Inc	26,857	919
UGI Corp	7,987	403

		6,571

Total Common Stock (Cost $241,763) ($ Thousands)		243,732

CASH EQUIVALENT — 11.3%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	28,900,448	28,900

Total Cash Equivalent (Cost $28,900) ($ Thousands)		28,900

Total Investments in Securities— 106.7% (Cost $270,663) ($ Thousands)		$272,632

SEI Institutional Investments Trust / Annual Report / May 31, 2018	7

SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Equity Factor Allocation Fund (Continued)

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	79		$10,623	$10,686	$63

Percentages are based on Net Assets of $255,550 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of May 31, 2018.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.

Cl — Class

Ltd — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

As of May 31, 2018, all of the Fund’s investments were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the period ended May 31, 2018 ($ Thousands):

Security Description	Value 05/31/2017	Purchases at Cost	Proceeds from Sales	Value 05/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$ –	$32,749	$(3,849)	$28,900	$10

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.6%

Consumer Discretionary — 8.9%
Aramark	70,026	$2,718
AutoZone Inc *	8,200	5,324
Bed Bath & Beyond Inc	90,600	1,645
Best Buy Co Inc	31,707	2,164
Big Lots Inc	28,000	1,146
Bridgepoint Education Inc, Cl A *	16,213	112
Brinker International Inc	99,200	4,338
Cable One Inc	450	292
Callaway Golf Co	20,756	393
Canadian Tire Corp Ltd, Cl A	63,700	8,106
Cheesecake Factory Inc/The	11,923	618
Children’s Place Inc/The	18,400	2,369
Churchill Downs Inc	2,346	702
Cogeco Communications Inc	13,400	703
Comcast Corp, Cl A	217,700	6,788
Cracker Barrel Old Country Store Inc	3,355	526
Darden Restaurants Inc	60,969	5,329
Del Frisco’s Restaurant Group Inc *	1,908	25
Del Taco Restaurants Inc *	14,283	172
Discovery Communications Inc, Cl C *	74,088	1,465
Dollar General Corp	64,400	5,634
Five Below *	4,553	322
Gap Inc/The	4,804	134
Golden Entertainment Inc *	11,370	347
Graham Holdings Co, Cl B	592	344
Grand Canyon Education Inc *	2,247	250
H&R Block	51,364	1,410
Hilton Grand Vacations Inc *	137,036	5,449
Kohl’s Corp	74,400	4,966
Liberty Expedia Holdings Inc, Cl A *	4,802	209
Lions Gate Entertainment Corp, Cl B	60,849	1,328
Lowe’s Cos Inc	78,000	7,411
Macy’s Inc	37,300	1,302
MSG Networks Inc *	25,600	494
Murphy USA Inc *	81,600	5,448
NVR Inc *	1,615	4,830
Potbelly Corp *	2,711	36
Ruth’s Hospitality Group Inc	1,285	34
Sally Beauty Holdings Inc *	137,600	2,083
Target Corp	266,600	19,433
Texas Roadhouse Inc, Cl A	2,218	137
Toyota Motor ADR	20,000	2,559
Ulta Beauty Inc *	3,145	777
Urban Outfitters Inc *	3,452	143
Visteon Corp *	577	72
Walt Disney Co/The	35,000	3,482
World Wrestling Entertainment Inc, Cl A	14,356	831

		114,400

Consumer Staples — 16.8%
Altria Group Inc	121,339	6,763

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Boston Beer Co Inc/The, Cl A *	460	$117
Brown-Forman Corp, Cl B	46,721	2,642
Bunge Ltd	77,836	5,413
Calavo Growers Inc	8,143	717
Cal-Maine Foods Inc *	5,389	259
Campbell Soup	69,200	2,328
Clorox Co/The	32,833	3,967
Coca-Cola Co/The	77,927	3,351
Colgate-Palmolive Co	131,007	8,265
Costco Wholesale Corp	39,107	7,753
Craft Brew Alliance Inc *	1,281	25
CVS Health Corp	45,000	2,853
Estee Lauder Cos Inc/The, Cl A	42,574	6,362
Flowers Foods Inc	82,452	1,674
Fresh Del Monte Produce Inc	83,215	3,737
Hershey Co/The	48,853	4,399
Hostess Brands Inc, Cl A *	18,143	247
Ingredion Inc	63,200	7,040
J&J Snack Foods Corp	3,485	494
JM Smucker Co/The	112,400	12,083
Kellogg Co	165,600	10,663
Kimberly-Clark Corp	52,333	5,278
Kroger Co/The	418,000	10,170
Lamb Weston Holdings Inc	114,128	7,276
Lancaster Colony Corp	1,878	237
MGP Ingredients Inc	3,708	328
Monster Beverage Corp *	36,242	1,854
National Beverage Corp *	4,425	417
PepsiCo Inc	87,546	8,776
Performance Food Group Co *	25,185	900
Philip Morris International Inc	46,152	3,671
Procter & Gamble Co/The	111,849	8,184
Sanderson Farms Inc	53,976	5,283
Sysco Corp	104,786	6,814
Tyson Foods Inc, Cl A	272,811	18,407
Universal Corp/VA	8,825	584
US Foods Holding Corp *	178,737	6,377
USANA Health Sciences Inc *	8,332	975
Vector Group Ltd	24,339	472
Walgreens Boots Alliance Inc	183,700	11,461
Walmart Inc	333,483	27,526

		216,142

Energy — 2.8%
Chevron Corp	69,100	8,589
Dorian LPG Ltd *	16,172	131
Exxon Mobil Corp	192,550	15,643
Midstates Petroleum Co Inc *	16,863	222
Par Pacific Holdings Inc *	37,111	661
Penn Virginia Corp *	2,291	158
SilverBow Resources *	1,578	45

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Valero Energy Corp	82,400	$9,987

		35,436

Financials — 13.9%
Aflac Inc	228,000	10,274
Allstate Corp/The	164,229	15,352
American Financial Group Inc/OH	81,690	8,976
American National Insurance Co	2,171	258
Annaly Capital Management Inc ‡	604,909	6,309
Anworth Mortgage Asset Corp ‡	11,203	57
Apollo Commercial Real Estate Finance Inc ‡	245,303	4,560
Arch Capital Group Ltd *	94,876	7,443
Ares Commercial Real Estate Corp ‡	11,694	162
Atlas Financial Holdings Inc *	5,031	54
Axis Capital Holdings Ltd	57,399	3,263
B. Riley Financial Inc	9,845	209
Baldwin & Lyons Inc, Cl B	198	5
Bancorp Inc/The *	524	6
Bank of NT Butterfield & Son Ltd/The	17,028	813
BankUnited Inc	15,174	640
BB&T Corp	51,900	2,725
BCB Bancorp Inc	2,001	31
Berkshire Hathaway Inc, Cl B *	102,800	19,689
Brown & Brown Inc	30,748	854
Canadian Imperial Bank of Commerce	65,200	5,690
Cboe Global Markets Inc	50,052	4,883
Century Bancorp Inc/MA, Cl A	418	33
Civista Bancshares Inc	2,063	50
CME Group Inc, Cl A	34,264	5,582
Comerica Inc	40,906	3,857
Community Bankers Trust Corp *	12,396	121
Community Financial Corp/The	121	4
Eagle Bancorp Inc *	7,673	465
Equity Bancshares Inc, Cl A *	690	27
Erie Indemnity Co, Cl A	2,730	308
Essent Group Ltd *	18,412	631
Everest Re Group Ltd	39,570	8,915
First Bancshares Inc/The	986	34
First Business Financial Services Inc	1,975	51
First Foundation Inc *	6,327	123
FNB Bancorp/CA	1,678	63
Genworth MI Canada Inc	22,800	705
Global Indemnity Ltd	2,058	78
Great Ajax Corp ‡	6,706	89
Green Dot Corp, Cl A *	406	29
Health Insurance Innovations Inc, Cl A *	7,969	254
Hingham Institution for Savings	525	112
Houlihan Lokey Inc, Cl A	15,560	761
Howard Bancorp Inc *	3,768	65
Intercontinental Exchange Inc	25,864	1,833
INTL FCStone Inc *	2,463	123
Invesco Mortgage Capital Inc ‡	6,836	111

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Investar Holding Corp	568	$16
Kemper Corp	2,167	168
Kingstone Cos Inc	4,620	81
LendingTree Inc *	837	217
Loblaw Cos Ltd	76,100	3,933
LPL Financial Holdings Inc	7,136	491
Malvern Bancorp Inc *	301	8
MFA Financial Inc ‡	352,952	2,746
Moelis & Co, Cl A	3,138	186
Morningstar Inc	5,420	650
National Bank of Canada	73,600	3,519
National Commerce Corp *	6,596	304
National General Holdings Corp	9,924	272
Nicolet Bankshares Inc *	4,126	234
NMI Holdings Inc, Cl A *	34,188	569
Northeast Bancorp	12,337	269
Norwood Financial Corp	322	10
Old Line Bancshares Inc	7,040	242
Old Second Bancorp Inc	9,678	145
PennyMac Financial Services Inc, Cl A *	10,449	210
Peoples Bancorp of North Carolina Inc	429	14
Progressive Corp/The	102,306	6,352
Reinsurance Group of America Inc, Cl A	33,442	4,998
S&P Global Inc	14,194	2,803
Safety Insurance Group Inc	5,732	493
SmartFinancial *	3,647	87
Starwood Property Trust Inc ‡	265,500	5,764
Sutherland Asset Management Corp ‡	17,951	280
Third Point Reinsurance Ltd *	47,335	632
Timberland Bancorp Inc/WA	9,702	317
Toronto-Dominion Bank/The	140,900	8,222
Travelers Cos Inc/The	110,400	14,189
Two Harbors Investment Corp ‡	99,800	1,552
United Financial Bancorp Inc	107,400	1,871
United Security Bancshares/Fresno CA	569	6
Unity Bancorp Inc	3,935	91
Virtu Financial Inc, Cl A	6,620	206
Waterstone Financial Inc	5,218	90

		178,914

Health Care — 13.8%
AbbVie Inc	51,600	5,105
Aetna Inc	41,700	7,345
AmerisourceBergen Corp	44,857	3,685
Amgen Inc	30,300	5,442
Amphastar Pharmaceuticals Inc *	11,953	189
Anthem Inc	34,900	7,728
Assembly Biosciences Inc *	3,661	155
Baxter International Inc	104,810	7,425
Bio-Rad Laboratories Inc, Cl A *	22,018	6,322
Cambrex Corp *	3,978	180
Catalent Inc *	8,824	346

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Chemed Corp	2,733	$891
Cigna Corp	19,962	3,381
Codexis Inc *	2,294	34
Cutera Inc *	5,048	212
Eli Lilly & Co	163,500	13,904
Enzo Biochem Inc *	33,146	215
Express Scripts Holding Co *	95,500	7,240
Gilead Sciences Inc	92,000	6,201
Haemonetics Corp *	8,381	757
HCA Healthcare Inc	73,400	7,570
Heska Corp *	542	58
Humana Inc	23,092	6,719
ICU Medical Inc *	2,780	809
IDEXX Laboratories *	21,774	4,534
Integra LifeSciences Holdings Corp *	12,526	808
Intersect ENT Inc *	641	27
Johnson & Johnson	208,481	24,939
Kura Oncology Inc *	3,643	61
Laboratory Corp of America Holdings *	7,707	1,392
LeMaitre Vascular Inc	10,713	365
Magellan Health Inc *	1,912	175
Masimo Corp *	6,508	645
Merck & Co Inc	360,162	21,440
Mylan NV *	29,448	1,133
Myriad Genetics Inc *	16,727	611
Pfizer Inc	753,700	27,080
PRA Health Sciences Inc *	7,457	633
Prestige Brands Holdings Inc *	12,315	412
Strongbridge Biopharma *	10,069	65
Tactile Systems Technology Inc *	9,737	483
Utah Medical Products Inc	1,849	194
Varex Imaging Corp *	658	24
Zoetis Inc, Cl A	7,679	643

		177,577

Industrials — 6.3%
Advanced Disposal Services Inc, Cl A *	24,341	569
Allison Transmission Holdings Inc, Cl A	151,100	6,242
Blue Bird Corp *	11,644	218
Boeing Co/The	14,185	4,995
BWX Technologies Inc	20,992	1,401
Carlisle Cos Inc	12,849	1,380
Casella Waste Systems Inc, Cl A *	5,529	130
Daseke Inc *	28,561	272
Eaton Corp PLC	53,100	4,066
Expeditors International of Washington Inc	22,800	1,698
FedEx Corp	10,400	2,591
Forrester Research Inc	2,078	88
Harris	9,497	1,429
Lockheed Martin Corp	22,391	7,043
Omega Flex Inc	217	15
Raytheon Co	33,492	7,017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Republic Services Inc, Cl A	141,255	$9,525
United Technologies Corp	76,600	9,561
Waste Management Inc	268,123	22,177

		80,417

Information Technology — 14.0%
Amdocs Ltd	306,223	20,658
Appfolio Inc, Cl A *	4,566	270
Apple Inc	124,800	23,321
Aspen Technology Inc *	3,637	339
Atlassian Corp PLC, Cl A *	7,680	490
AVX Corp	177,299	2,711
Booz Allen Hamilton Holding Corp, Cl A	97,977	4,418
CA Inc	108,600	3,881
Cadence Design Systems Inc *	45,045	1,912
Canon ADR	94,900	3,230
Cisco Systems Inc	463,800	19,809
Convergys Corp	184,400	4,359
Corning Inc	138,500	3,763
CSG Systems International Inc	104,346	4,318
Diodes Inc *	3,981	136
Etsy Inc *	1,241	40
F5 Networks Inc *	47,100	8,154
IAC/InterActiveCorp *	16,401	2,545
Intel Corp	452,000	24,950
International Business Machines Corp	89,200	12,605
KLA-Tencor Corp	64,700	7,326
MoneyGram International Inc *	9,274	62
Motorola Solutions Inc	109,000	11,700
Oracle Corp	127,500	5,957
PayPal Holdings Inc *	3,954	325
Pure Storage Inc, Cl A *	23,587	506
RealPage Inc *	8,071	474
Sykes Enterprises Inc *	4,403	124
Synopsys Inc *	22,834	2,011
Tech Data Corp *	30,000	2,604
TechTarget Inc *	2,472	66
Western Union Co/The	372,900	7,417
Xcerra Corp *	25,098	346

		180,827

Materials — 1.8%
Avery Dennison Corp	33,452	3,513
Berry Global Group Inc *	10,274	496
Crown Holdings Inc *	109,300	4,737
Eastman Chemical Co	60,778	6,340
NewMarket Corp	697	268
Schweitzer-Mauduit International Inc	60,500	2,651
Sonoco Products Co	106,400	5,440

		23,445

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Real Estate — 4.0%
Apple Hospitality Inc ‡	392,715	$7,473
Chimera Investment Corp ‡	4,448	82
Consolidated-Tomoka Land Co	1,731	104
Cousins Properties Inc ‡	37,024	349
Easterly Government Properties Inc ‡	29,977	607
Four Corners Property Trust Inc ‡	14,364	329
Getty Realty Corp ‡	117,500	3,068
Jernigan Capital Inc ‡	1,350	27
Marcus & Millichap Inc *	2,950	111
Maui Land & Pineapple Co Inc *	5,054	61
MedEquities Realty Trust Inc ‡	8,926	94
National Health Investors Inc ‡	63,702	4,703
Omega Healthcare Investors Inc ‡	140,100	4,294
Park Hotels & Resorts Inc ‡	80,454	2,592
Piedmont Office Realty Trust Inc, Cl A ‡	226,600	4,355
PotlatchDeltic Corp ‡	4,111	208
Prologis ‡	8,359	538
PS Business Parks Inc ‡	8,627	1,057
Rayonier Inc ‡	7,589	295
Retail Properties of America Inc, Cl A ‡	248,400	3,045
RMR Group Inc/The	8,906	673
Ryman Hospitality Properties Inc ‡	3,252	273
SBA Communications Corp, Cl A *‡	38,984	6,162
Senior Housing Properties Trust ‡	239,000	4,221
St Joe Co/The *	1,643	29
Terreno Realty Corp ‡	22,599	861
VEREIT Inc ‡	825,700	5,912
Xenia Hotels & Resorts Inc ‡	18,331	461

		51,984

Telecommunication Services — 4.9%
AT&T Inc	715,985	23,141
BCE Inc	86,000	3,581
China Mobile Ltd ADR	87,300	3,922
Nippon Telegraph & Telephone ADR	86,900	4,044
NTT DOCOMO Inc ADR	211,400	5,422
SK Telecom Co Ltd ADR	207,600	4,737
Verizon Communications Inc	385,000	18,353

		63,200

Utilities — 10.4%
ALLETE Inc	11,498	883
American Electric Power Co Inc	169,157	11,494
Avangrid Inc	37,573	1,995
Black Hills Corp	2,190	127
CenterPoint Energy Inc	158,562	4,143
Chesapeake Utilities Corp	12,131	969
CMS Energy	55,606	2,565
Edison International	135,754	8,438
El Paso Electric Co	19,503	1,143
Entergy Corp	204,272	16,528

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eversource Energy	2,727	$156
Exelon Corp	535,298	22,156
FirstEnergy Corp	284,300	9,786
Hawaiian Electric Industries Inc	61,343	2,106
IDACORP Inc	13,157	1,215
Korea Electric Power Corp ADR	77,368	1,176
MGE Energy Inc	7,183	428
National Fuel Gas Co	16,399	863
New Jersey Resources Corp	572	25
NextEra Energy Inc	53,118	8,808
Northwest Natural Gas Co	10,385	621
NorthWestern Corp	12,842	700
PG&E Corp *	110,852	4,803
Pinnacle West Capital Corp	20,253	1,612
PNM Resources Inc	27,074	1,082
Portland General Electric Co	13,963	596
PPL Corp	250,710	6,849
Public Service Enterprise Group Inc	244,100	12,932
SCANA Corp	80,300	2,915
SJW Group	3,114	197
Southwest Gas Holdings Inc	5,564	421
Spire Inc	12,780	911
UGI Corp	31,697	1,600
Unitil Corp	13,129	634
Vistra Energy *	77,718	1,906
Xcel Energy	24,013	1,093

		133,876

Total Common Stock (Cost $1,079,400) ($ Thousands)		1,256,218

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	15,317,149	15,317

Total Cash Equivalent (Cost $15,317) ($ Thousands)		15,317

Total Investments in Securities— 98.8% (Cost $1,094,717) ($ Thousands)		$1,271,535

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

U.S. Managed Volatility Fund (Continued)

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	138	Jun-2018	$18,459	$18,668	$209

Percentages are based on Net Assets of $1,287,447 ($ Thousands).
*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2018.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

PLC — Public Limited Company

S&P — Standard & Poor’s

As of May 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$32,607	$ 645,161	$ (662,451)	$ 15,317	$ 424

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS

May 31, 2018

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.8%

Australia — 2.2%
a2 Milk Co Ltd *	43,484	$327
AGL Energy Ltd	560,936	9,380
AMP Ltd	555,724	1,640
Aurizon Holdings Ltd	220,557	719
AusNet Services	476,675	586
Caltex Australia	12,999	289
Coca-Cola Amatil Ltd	828,821	5,569
Cochlear	10,063	1,494
Crown Resorts Ltd	9,145	92
CSL Ltd	36,681	5,158
Elders Ltd	36,138	242
Flight Centre Travel Group Ltd	46,218	2,155
Insurance Australia Group Ltd	82,696	509
LendLease Group	146,127	2,076
Mirvac Group ‡	1,998,600	3,478
Orica Ltd	2	–
Rio Tinto Ltd	19,676	1,235
Sonic Healthcare Ltd	65,024	1,159
South32 Ltd	296,463	835
Telstra Corp Ltd	2,523,655	5,347
Treasury Wine Estates Ltd	19,390	243
Wesfarmers Ltd	157,295	5,422
Woolworths Group Ltd	88,955	1,916
		49,871

Austria — 0.9%
Agrana Beteiligungs AG	3,882	433
Erste Group Bank	51,183	2,136
EVN AG	7,223	142
Flughafen Wien AG	5,554	212
Oberbank AG	489	50
Oesterreichische Post AG	110,402	5,118
OMV	1,094	63
Raiffeisen Bank International *	12,341	391
Telekom Austria AG, Cl A *	83,589	739
UNIQA Insurance Group	48,655	576
Verbund AG, Cl A	69,795	2,267
Vienna Insurance Group AG Wiener Versicherung Gruppe	24,653	707
voestalpine	125,620	6,742
		19,576

Belgium — 0.6%
Ageas	3,496	177
Bekaert SA	30,048	1,123
bpost SA	120,284	2,127
Colruyt SA	71,259	3,782
Elia System Operator SA/NV	8,026	508
Financiere de Tubize SA	823	58
KBC Group	6,362	492
Proximus SADP	63,463	1,697

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
UCB SA	38,828	$3,059
		13,023

Bermuda — 0.0%
Arch Capital Group Ltd *	15,355	1,205

Canada — 5.6%
Agnico Eagle Mines	2,500	112
Artis ‡	50,500	524
Atco Ltd/Canada, Cl I	61,261	1,861
Bank of Montreal	115,593	8,950
Bank of Nova Scotia/The	71,000	4,282
Barrick Gold Corp	52,600	692
BCE Inc	77,100	3,210
BTB ‡	24,700	88
Canadian Imperial Bank of Commerce	42,329	3,694
Canadian Tire Corp Ltd, Cl A	72,250	9,194
Canadian Utilities Ltd, Cl A	45,255	1,098
Canfor *	8,800	220
CGI Group Inc, Cl A *	18,400	1,131
Constellation Software	2,427	1,911
Dollarama	15,021	1,733
Dream Global ‡	8,700	100
Emera Inc	43,754	1,366
Empire, Cl A	20,457	394
Fairfax Financial Holdings Ltd	1,400	786
George Weston Ltd	89,622	7,272
Great-West Lifeco	11,200	284
H&R ‡	69,694	1,086
IGM Financial Inc	7,900	233
Industrial Alliance Insurance & Financial Services Inc	8,800	360
Inovalis ‡	4,500	36
Intact Financial Corp	33,251	2,513
Kinross Gold Corp *	261,100	942
Loblaw Cos Ltd	253,300	13,093
Lululemon Athletica Inc *	52,402	5,505
Morguard ‡	6,927	71
National Bank of Canada	183,794	8,787
Power Financial	21,400	533
RioCan ‡	63,373	1,150
Rogers Communications, Cl B	233,996	10,976
Royal Bank of Canada	64,600	4,880
Shaw Communications Inc, Cl B	72,507	1,459
TELUS Corp	210,101	7,384
TMX Group Ltd	43,300	2,714
Toronto-Dominion Bank/The	265,281	15,481
True North Commercial ‡	39,000	204
		126,309

Denmark — 1.1%
Carlsberg A/S, Cl B	58,322	6,476
Danske Bank A/S	218,600	7,247
GN Store Nord A/S	88,091	3,358

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS

May 31, 2018

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Jeudan	328	$49
Matas A/S	41,785	427
Royal Unibrew A/S	72,227	5,177
Schouw & Co A/S	678	61
William Demant Holding A/S *	86,052	3,128
		25,923

Finland — 0.6%
Aktia Bank	11,381	110
Aspo OYJ	3,245	34
DNA Oyj	28,648	674
Fortum	338,576	7,948
Kesko OYJ, Cl B	64,529	3,775
Olvi OYJ, Cl A	1,886	66
Orion Oyj, Cl B	30,529	901
Raisio Oyj, Cl V	41,709	176
		13,684

France — 1.6%
Aeroports de Paris	6,715	1,401
Boiron SA	809	66
Cie des Alpes	4,246	153
Credit Agricole SA	43,324	594
Dassault Aviation SA	1,456	2,818
Engie SA	3,457	54
Eutelsat Communications	15,685	301
Fountaine Pajot SA	345	51
Groupe Fnac *	9,313	978
Hermes International	266	189
Metropole Television SA	37,331	789
Sanofi	115,800	8,871
TOTAL SA	218,800	13,294
Veolia Environnement	267,282	6,059
		35,618

Germany — 2.7%
Aareal Bank AG	98,306	4,209
adidas	5,865	1,325
Allianz SE	13,100	2,697
Aurubis AG	28,563	2,315
Bayerische Motoren Werke	45,600	4,545
Beiersdorf AG	12,632	1,449
CECONOMY	57,567	563
Covestro (A)	12,881	1,172
CTS Eventim AG & Co KGaA	24,060	1,160
Deutsche Lufthansa	226,219	6,140
Deutsche Post AG	137,539	5,213
Deutsche Telekom AG	1,256	19
Evonik Industries	157,000	5,494
Fielmann AG	5,358	425
Fraport Frankfurt Airport Services Worldwide	4,059	379
Freenet AG	145,332	4,165
Hornbach Holding AG & Co KGaA	2,152	165
MAN SE	2,797	304

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
McKesson Europe AG	20,389	$628
Merck KGaA	17,207	1,754
METRO AG	67,199	904
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	30,500	6,277
MVV Energie AG	1,870	54
RHOEN-KLINIKUM AG	46,775	1,440
Salzgitter AG	53,924	2,755
TAG Immobilien AG	173,100	3,643
Talanx AG	60,400	2,325
Wuestenrot & Wuerttembergische AG	32,288	715
		62,234

Hong Kong — 3.3%
ASM Pacific Technology Ltd	233,100	3,061
BOC Hong Kong Holdings Ltd	564,500	2,839
Chevalier International Holdings Ltd	14,000	22
Chinney Investments Ltd	88,000	40
CK Asset Holdings Ltd	100,500	839
CK Hutchison Holdings	8,500	96
CK Infrastructure Holdings Ltd	606,425	4,577
CLP Holdings Ltd	1,637,191	17,198
First Pacific Co Ltd/Hong Kong	627,280	317
Fountain SET Holdings Ltd	386,000	58
Guoco Group Ltd	15,000	219
Hang Lung Group Ltd	43,000	133
Hang Seng Bank	87,011	2,177
HK Electric Investments & HK Electric Investments Ltd (A)	1,071,521	1,035
HKT Trust & HKT Ltd	5,353,686	6,723
Hong Kong & China Gas Co Ltd	339,900	735
Hong Kong Aircraft Engineering Co Ltd	2,000	11
Hongkong Land Holdings	36,600	266
Hysan Development Co Ltd	75,684	438
Kerry Properties Ltd	1,531,143	8,188
Langham Hospitality Investments and Langham Hospitality Investments Ltd	536,500	224
Li & Fung	376,000	146
Link ‡	497,538	4,402
MTR Corp Ltd	512,843	2,886
NWS Holdings Ltd	265,989	495
Paliburg Holdings Ltd	104,000	48
PCCW Ltd	2,023,542	1,192
Power Assets Holdings Ltd	297,587	2,069
Regal Hotels International Holdings Ltd	132,000	90
Shangri-La Asia Ltd	57,812	116
Sun Hung Kai Properties Ltd	281,000	4,535
Sunlight ‡	143,943	102
Swire Pacific Ltd, Cl A	87,621	904
Transport International Holdings Ltd	14,000	41
WH Group Ltd (A)	3,575,859	3,670
Wheelock & Co Ltd	74,135	559
Wing Tai Properties	18,000	15

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Yue Yuen Industrial Holdings Ltd	990,500	$3,062
		73,528

Ireland — 0.0%
Green ‡	114,461	200
Hibernia PLC ‡	52,290	90
Irish Residential Properties PLC ‡	50,199	80
Total Produce PLC	118,138	303
		673

Israel — 1.8%
Alrov Properties and Lodgings Ltd	1,778	60
Amot Investments Ltd	201,823	1,047
Bank Hapoalim BM	1,351,918	9,328
Bank Leumi Le-Israel BM	1,521,925	9,485
Check Point Software Technologies *	16,274	1,584
Delta-Galil Industries Ltd	2,303	75
FIBI Holdings Ltd	1,975	51
Gazit-Globe Ltd	70,148	676
Israel Discount Bank Ltd, Cl A	388,760	1,172
Isras Investment Co Ltd	376	42
Maabarot Products Ltd	1,493	17
Malam - Team Ltd	731	77
Mediterranean Towers Ltd	20,398	35
Mizrahi Tefahot Bank Ltd	380,700	7,271
Nice Ltd *	8,409	882
Oil Refineries Ltd	347,656	153
OPC Energy Ltd	7,483	38
Orbotech Ltd *	54,700	3,503
Paz Oil Co Ltd	8,320	1,164
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd	15,982	795
Shufersal Ltd	261,032	1,731
Strauss Group Ltd	24,022	512
Victory Supermarket Chain Ltd	2,933	34
		39,732

Italy — 0.3%
A2A	590,417	1,001
ACEA SpA	3,618	56
Ascopiave SpA	51,179	179
Banca Mediolanum SpA	116,894	825
Hera SpA	692,174	2,143
Intesa Sanpaolo SpA	192,191	578
Iren SpA	806,703	2,000
Orsero SpA	10,100	94
		6,876

Japan — 9.4%
ABC-Mart Inc	8,100	500
Aeon Co Ltd	128,300	2,550
Aeon Hokkaido Corp	16,000	118
Ahjikan Co Ltd	6,100	73
Aisin Seiki	103,200	5,205

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Alfresa Holdings Corp	17,700	$449
Alpen Co Ltd	36,800	807
Amiyaki Tei Co Ltd	700	33
Aohata Corp	3,000	69
Aozora Bank Ltd	85,300	3,384
Araya Industrial Co Ltd	3,800	74
As-me ESTELLE CO Ltd	6,000	44
Astellas Pharma Inc	700,500	10,732
Atsugi Co Ltd	25,200	279
Benesse Holdings Inc	14,200	518
Biofermin Pharmaceutical Co Ltd	1,300	34
Can Do Co Ltd	29,816	486
Canon Inc	309,200	10,570
C’BON COSMETICS Co Ltd	3,200	88
Choushimaru Co Ltd	2,900	141
Chubu Electric Power	117,200	1,818
Cota Co Ltd	7,018	98
Create Medic Co Ltd	3,300	45
Daiichi Sankyo Co Ltd	97,795	3,146
Daiohs Corp	2,700	32
DyDo Group Holdings Inc	17,196	986
Ebara Foods Industry Inc	1,700	36
EDION Corp	8,000	83
Fujitsu Ltd	340,000	2,086
Fujiya Co Ltd	10,700	260
Gourmet Kineya Co Ltd	8,000	88
Hakudo Co Ltd	9,800	198
Heiwa Real Estate Inc, Cl A ‡	286	279
Hino Motors Ltd	12,300	138
Hitachi Construction Machinery Co Ltd	10,500	389
Hitachi Ltd	59,000	433
Hoya Corp	46,872	2,793
ITOCHU Corp	210,300	3,960
Itochu-Shokuhin Co Ltd	953	55
J Front Retailing Co Ltd	10,300	163
Japan Airlines Co Ltd	146,600	5,692
Japan Post Bank Co Ltd	210,500	2,637
Japan Post Holdings Co Ltd	370,100	4,248
Japan Tobacco Inc	28,900	781
Jolly - Pasta Co Ltd	1,800	28
JSR	41,700	815
JXTG Holdings	1,237,600	8,007
Kadoya Sesame Mills Inc	1,500	85
Kakiyasu Honten Co Ltd	9,900	268
Kato Sangyo Co Ltd	20,600	720
KDDI Corp	333,600	9,044
Keiyo Co Ltd	44,700	221
Key Coffee Inc	8,300	166
KFC Holdings Japan Ltd	10,173	187
King Jim Co Ltd	12,500	128
Kohnan Shoji Co Ltd	168,354	4,086
Komeri	8,200	210

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS

May 31, 2018

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kuraray Co Ltd	165,400	$2,539
Kurimoto Ltd	10,000	181
Kyokuyo Co Ltd	19,600	682
KYORIN Holdings Inc	28,100	587
Kyowa Exeo Corp	191,900	5,034
Kyushu Electric Power	44,100	522
Kyushu Railway	8,500	271
LaSalle Logiport ‡	7	7
Marubeni Corp	219,500	1,714
Marudai Food Co Ltd	38,836	179
Matsuya Foods Co Ltd	6,330	218
McDonald’s Holdings Co Japan Ltd	61,800	3,117
Medipal Holdings Corp	114,000	2,635
Ministop Co Ltd	11,867	245
Mitsubishi Gas Chemical Co Inc	73,100	1,871
Mitsubishi Materials Corp	1,900	53
Mitsubishi Tanabe Pharma Corp	240,800	4,322
Mitsui & Co Ltd	82,700	1,459
Mitsui Sugar Co Ltd	20,500	690
Miyoshi Oil & Fat Co Ltd	10,700	140
Mochida Pharmaceutical Co Ltd	7,500	534
Morito Co Ltd	7,000	65
Morozoff Ltd	700	43
Mory Industries Inc	4,500	139
NAC Co Ltd	500	4
Nakayama Steel Works Ltd	40,800	257
Nichia Steel Works Ltd	13,800	42
Nihon Shokuhin Kako Co Ltd	1,477	32
Nippon Beet Sugar Manufacturing Co Ltd	3,000	62
Nippon Building Fund, Cl A ‡	133	747
Nippon Express Co Ltd	6,486	489
Nippon Flour Mills Co Ltd	202,242	3,377
NIPPON Investment Corp ‡	192	585
Nippon Light Metal Holdings Co Ltd	200,300	468
Nippon Telegraph & Telephone Corp	431,600	20,284
Nissan Motor Co Ltd	488,500	4,858
Nisshin Oillio Group Ltd/The	8,549	245
Nissui Pharmaceutical Co Ltd	8,900	115
NJS Co Ltd	3,200	53
NTT DOCOMO Inc	403,342	10,462
Ohsho Food Service Corp	11,300	622
Okinawa Cellular Telephone Co	2,300	91
Okinawa Electric Power Co Inc/The	35,450	808
Ootoya Holdings Co Ltd	1,900	39
Oracle Corp Japan	29,754	2,270
Osaka Gas Co Ltd	160,215	3,502
Otsuka Corp	12,400	513
Otsuka Holdings	8,200	409
OUG Holdings Inc	3,500	89
Ozu Corp	800	16
Rhythm Watch Co Ltd	1,600	36
Ricoh Co Ltd	56,000	508

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sekisui Chemical Co Ltd	194,100	$3,194
Senko Group Holdings Co Ltd	429,100	3,444
Senshu Ikeda Holdings Inc	884,600	3,135
Seven & i Holdings Co Ltd	115,800	5,139
Shimamura	2,300	235
Showa Sangyo Co Ltd	3,300	87
Showa Shell Sekiyu KK	47,300	630
SKY Perfect JSAT Holdings Inc	378,000	1,708
SRS Holdings Co Ltd	18,700	169
Starts Proceed Investment Corp ‡	73	110
Studio Alice Co Ltd	6,408	149
Sugi Holdings	2,000	120
Sumitomo Osaka Cement Co Ltd	694,000	3,264
Taisho Pharmaceutical Holdings Co Ltd	4,700	501
Takeda Pharmaceutical Co Ltd	38,500	1,578
Takihyo Co Ltd	2,800	61
Teijin Ltd	327,300	6,363
Ten Allied Co Ltd *	6,400	28
Toho Co Ltd/Kobe	1,100	26
Toho Holdings Co Ltd	20,900	514
Tohoku Electric Power	41,100	525
Tokai Corp/Gifu	2,154	45
Tokyo Electric Power Co Holdings Inc *	211,100	1,005
Tokyo Gas Co Ltd	14,700	401
Tokyo Theatres Co Inc	1,700	22
Tokyu Recreation Co Ltd	4,000	37
Tomoe Engineering Co Ltd	300	6
Toshiba Plant Systems & Services Corp	149,200	3,336
Toyo Suisan Kaisha Ltd	3,900	139
Treasure Factory Co Ltd	1,000	7
Tsumura & Co	25,100	916
Unicafe Inc	9,700	100
Vital KSK Holdings Inc	32,600	332
Yamada Denki	138,000	716
Yamaguchi Financial Group Inc	365,000	4,411
Zaoh Co Ltd	2,000	32
		211,278

Luxembourg — 0.0%
RTL Group SA	11,656	878

Netherlands — 0.8%
ABN AMRO Group NV (A)	38,335	994
Amsterdam Commodities NV	2,334	64
Coca-Cola European Partners PLC	8,478	322
ForFarmers NV	77,065	1,038
Heineken Holding	23,326	2,268
Koninklijke Ahold Delhaize	236,000	5,414
NN Group NV	111,062	4,766
Philips Lighting NV (A)	78,500	2,239
Sligro Food Group NV	14,231	725
		17,830

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Netherlands Antilles — 0.0%
Orthofix International NV *	9,963	$545

New Zealand — 1.0%
Air New Zealand Ltd	153,989	338
Argosy Property Ltd	548,186	414
Arvida Group Ltd	26,776	24
Auckland International Airport Ltd	72,185	334
Contact Energy Ltd	851,941	3,443
EBOS Group Ltd	3,798	48
Fisher & Paykel Healthcare Corp Ltd	458,929	4,276
Fletcher Building Ltd	301,241	1,393
Freightways Ltd	103,889	576
Genesis Energy Ltd	465,814	799
Goodman Property Trust ‡	810,739	808
Infratil Ltd	25,128	61
Investore Property Ltd ‡	78,804	82
Kathmandu Holdings	26,383	45
Kiwi Property Group Ltd ‡	1,028,479	1,018
Mainfreight Ltd	37,867	705
Mercury NZ Ltd	791,882	1,795
Meridian Energy Ltd	109,580	230
Metlifecare Ltd	65,719	276
New Zealand Refining Co Ltd/The	27,387	47
Property for Industry Ltd ‡	23,622	28
Restaurant Brands New Zealand Ltd	83,986	459
Ryman Healthcare Ltd	89,763	718
Sanford Ltd/NZ	8,999	49
Spark New Zealand Ltd	926,168	2,378
Steel & Tube Holdings Ltd	33,559	33
Stride Property Group	137,248	172
Summerset Group Holdings Ltd	195,351	1,007
Trustpower Ltd	12,723	50
Z Energy Ltd	61,377	316
		21,922

Norway — 0.9%
Equinor ASA	52,032	1,369
Leroy Seafood Group ASA	480,800	3,187
Norsk Hydro ASA	260,721	1,636
Orkla ASA	917,618	8,276
Telenor ASA	320,469	6,601
		21,069

Portugal — 0.2%
Galp Energia SGPS SA, Cl B	47,471	881
Jeronimo Martins SGPS SA	39,857	625
Novabase SGPS SA	8,381	28
REN - Redes Energeticas Nacionais SGPS SA	1,219,431	3,385
Sonae	157,063	194
		5,113

Singapore — 2.2%
Ascendas ‡	1,975,000	3,913

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ascendas Hospitality Trust ‡	370,300	$212
Cache Logistics Trust ‡	477,900	286
CapitaLand Commercial Trust ‡	1,486,748	1,901
CapitaLand Mall Trust ‡	3,949,100	6,112
CDL Hospitality Trusts ‡	94,900	119
ComfortDelGro Corp Ltd	496,119	913
DBS Group Holdings Ltd	330,900	7,019
Far East Hospitality Trust ‡	200,800	98
Frasers Centrepoint Trust ‡	52,300	86
Frasers Hospitality Trust ‡	213,200	111
Genting Singapore PLC	481,400	454
Hutchison Port Holdings Trust, Cl U	1,276,316	351
IREIT Global ‡	165,700	95
Jardine Matheson Holdings	2,300	144
Mapletree Commercial Trust ‡	935,700	1,098
Mapletree Greater China Commercial Trust ‡	1,005,700	872
Mapletree Industrial Trust ‡	1,990,100	2,931
Olam International Ltd	85,800	140
OUE Hospitality Trust ‡	77,400	46
OUE Ltd	414,700	515
Oversea-Chinese Banking Corp Ltd	681,800	6,393
SATS Ltd	284,200	1,096
Sheng Siong Group Ltd	1,905,600	1,439
Singapore Airlines Ltd	74,138	625
Singapore Press Holdings Ltd	463,308	911
Singapore Technologies Engineering Ltd	417,100	1,085
Soilbuild Business Space ‡	338,300	166
SPH ‡	1,316,400	974
StarHub Ltd	607,192	876
Suntec ‡	86,222	116
United Overseas Bank Ltd	346,800	7,297
UOL Group Ltd	47,300	287
Viva Industrial Trust ‡	140,000	94
Yangzijiang Shipbuilding Holdings Ltd	478,400	345
		49,120

Spain — 0.3%
Bankinter SA	32,810	316
CaixaBank SA	149,160	633
Ebro Foods SA	90,526	2,200
Endesa	137,571	3,026
		6,175

Sweden — 1.1%
AarhusKarlshamn	3,691	334
Axfood AB	229,538	4,248
Electrolux, Cl B	93,600	2,306
Essity AB, Cl B	148,678	3,771
Granges	9,418	122
ICA Gruppen AB	167,377	5,157
Swedish Match AB	180,001	8,519
Telia Co AB	178,446	835
		25,292

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS

May 31, 2018

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Switzerland — 3.6%
Adecco Group AG	19,425	$1,168
Allreal Holding AG *	8,325	1,335
Alpiq Holding AG	216	16
ALSO Holding AG	27,500	3,430
Barry Callebaut AG	1,758	3,081
Basellandschaftliche Kantonalbank	38	35
Bell Food Group AG	114	38
BKW AG	9,657	611
Chocoladefabriken Lindt & Spruengli AG	312	2,833
Crealogix Holding AG	303	49
Flughafen Zurich AG	9,735	2,048
Intershop Holding AG	697	359
Investis Holding SA	813	50
Kuehne + Nagel International AG	1,482	224
Lastminute.com *	2,854	37
Luzerner Kantonalbank AG	140	77
Nestle SA	91,430	6,918
Novartis AG	172,186	12,779
Orior AG	1,841	165
Pargesa Holding SA	2,349	206
Roche Holding AG	67,003	14,384
Schindler Holding	585	120
Schindler Holding AG	9,560	2,025
Siegfried Holding AG	88	34
Sonova Holding AG	15,640	2,736
Swiss Life Holding	21,605	7,384
Swiss Prime Site AG	27,203	2,544
Swiss Re AG	80,500	6,975
Swisscom AG *	7,734	3,458
Swissquote Group Holding SA	783	51
Tamedia AG	1,293	196
Valora Holding AG	4,987	1,565
Zurich Insurance Group	13,175	3,916
		80,847

United Kingdom — 4.1%
AG Barr PLC	34,681	314
Amino Technologies PLC	28,544	78
Aviva	58,819	400
BAE Systems PLC	825,700	7,025
BP PLC	775,100	5,944
Britvic PLC	668,916	7,205
Carnival PLC	6,994	450
Central Asia Metals PLC	117,863	449
Centrica PLC	376,680	731
Coca-Cola HBC	39,796	1,361
Computacenter PLC	3,456	61
Cranswick PLC	14,989	673
Custodian PLC ‡	18,811	30
Diageo PLC	79,032	2,905
F&C UK Real Estate Investment Ltd ‡	31,314	42
GlaxoSmithKline PLC	700,700	14,210

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Greggs PLC	48,776	$685
Hansteen Holdings PLC ‡	40,571	57
Imperial Brands PLC	33,102	1,194
Inchcape PLC	364,700	3,550
International Consolidated Airlines Group SA	188,758	1,710
J D Wetherspoon PLC	224,700	3,648
JD Sports Fashion PLC	4,180	21
Kingfisher PLC	1,575,787	6,400
Legal & General Group	75,347	271
LondonMetric Property PLC ‡	28,245	72
Lookers PLC	451,200	643
Marks & Spencer Group PLC	903,700	3,415
National Express Group PLC	110,600	591
Next PLC	6,056	467
QinetiQ Group PLC	41,037	144
Rightmove PLC	29,592	1,934
Royal Mail PLC	708,554	4,799
ScS Group PLC	12,552	34
Secure Income PLC ‡	8,425	43
Segro PLC ‡	95,287	830
Smith & Nephew PLC	20,748	378
Softcat PLC	34,364	350
SSE PLC	634,127	11,539
Standard Life Investment Property Income Trust Ltd ‡	336,178	421
Tate & Lyle PLC	448,900	4,112
Telecom Plus PLC	14,308	197
Tritax Big Box PLC ‡	487,413	973
TUI AG	34,001	790
WH Smith PLC	17,775	458
		91,604

United States — 52.5%

Consumer Discretionary — 6.9%
Acushnet Holdings Corp	18,597	445
Booking Holdings Inc *	456	962
Bright Horizons Family Solutions Inc *	1,657	168
Brinker International Inc	37,600	1,644
Callaway Golf Co	73,141	1,385
Carnival Corp, Cl A	5,354	333
Carter’s Inc	32,553	3,549
Children’s Place Inc/The	20,600	2,652
Choice Hotels International Inc	7,857	631
Churchill Downs Inc	19,192	5,746
Columbia Sportswear Co	40,322	3,512
Comcast Corp, Cl A	231,300	7,212
Cooper-Standard Holdings Inc *	26,300	3,266
Darden Restaurants Inc	45,478	3,975
Denny’s Corp *	31,401	479
Dick’s Sporting Goods Inc	6,628	243
Dollar General Corp	20,739	1,814
Gannett Co Inc	4,644	49
Gap Inc/The	168,870	4,725

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
General Motors Co	153,400	$6,550
Grand Canyon Education Inc *	2,965	329
Home Depot Inc/The	42,016	7,838
Interpublic Group of Cos Inc/The	74,763	1,690
John Wiley & Sons Inc, Cl A	34,529	2,341
Kohl’s Corp	47,300	3,157
Las Vegas Sands Corp	14,312	1,154
Live Nation Entertainment Inc *	38,354	1,635
Lowe’s Cos Inc	46,600	4,427
Marcus Corp/The	988	31
McDonald’s Corp	90,928	14,549
Michael Kors Holdings Ltd *	4,715	271
Movado Group Inc	1,869	92
New Media Investment Group Inc	49,475	826
New York Times Co/The, Cl A	43,787	996
News Corp, Cl A	237,949	3,576
Omnicom Group Inc	44,376	3,199
PVH Corp	20,814	3,330
Qurate Retail *	19,789	402
Ralph Lauren Corp, Cl A	21,146	2,846
Ross Stores Inc	6,536	516
Sally Beauty Holdings Inc *	235,100	3,559
Scholastic Corp	28,927	1,301
Service Corp International/US	144,991	5,320
Steven Madden Ltd	10,485	554
Target Corp	195,200	14,228
TJX Cos Inc/The	58,143	5,251
Ulta Beauty Inc *	2,500	617
VF Corp	937	76
Walt Disney Co/The	157,176	15,634
World Wrestling Entertainment Inc, Cl A	13,263	768
Yum! Brands Inc	65,437	5,322

		155,175

Consumer Staples — 8.8%
Altria Group Inc	58,492	3,260
Archer-Daniels-Midland Co	23,551	1,030
Brown-Forman Corp, Cl B	48,528	2,745
Campbell Soup	96,900	3,260
Church & Dwight Co Inc	15,411	724
Clorox Co/The	49,420	5,971
Coca-Cola Co/The	180,557	7,764
Coca-Cola European Partners PLC	115,493	4,385
Colgate-Palmolive Co	109,977	6,938
Conagra Brands Inc	11,260	417
Constellation Brands Inc, Cl A	16,625	3,709
Costco Wholesale Corp	22,917	4,543
CVS Health Corp	63,700	4,038
Estee Lauder Cos Inc/The, Cl A	86,506	12,927
Fresh Del Monte Produce Inc	60,200	2,704
Hershey Co/The	33,884	3,051
Ingredion Inc	81,206	9,046
J&J Snack Foods Corp	10,333	1,463

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JM Smucker Co/The	91,200	$9,804
Kellogg Co	163,200	10,508
Kimberly-Clark Corp	20,322	2,049
Kroger Co/The	171,800	4,180
Medifast Inc	16,945	2,482
Molson Coors Brewing Co, Cl B	82,000	5,055
Monster Beverage Corp *	24,756	1,267
Nu Skin Enterprises Inc, Cl A	7,382	605
PepsiCo Inc	96,087	9,633
Philip Morris International Inc	35,828	2,850
Procter & Gamble Co/The	129,915	9,506
Sanderson Farms Inc	27,800	2,721
Sysco Corp	125,143	8,138
Tyson Foods Inc, Cl A	173,964	11,737
USANA Health Sciences Inc *	34,519	4,039
Vector Group Ltd	93,055	1,805
Walgreens Boots Alliance Inc	182,200	11,367
Walmart Inc	269,041	22,207

		197,928

Energy — 1.8%
Chevron Corp	89,000	11,063
Exxon Mobil Corp	201,629	16,380
Phillips 66	35,263	4,108
Valero Energy Corp	72,200	8,751

		40,302

Financials — 6.6%
Aflac Inc	173,000	7,795
Allstate Corp/The	90,700	8,479
American Financial Group Inc/OH	31,700	3,483
Annaly Capital Management Inc ‡	1,072,180	11,183
Apollo Commercial Real Estate Finance Inc ‡	188,200	3,499
Ares Commercial Real Estate Corp ‡	12,680	175
Axis Capital Holdings Ltd	58,900	3,348
BankFinancial Corp	12,211	217
Baycom *	2,039	49
BB&T Corp	60,200	3,161
Beneficial Bancorp Inc	17,592	288
Berkshire Hathaway Inc, Cl B *	139,159	26,653
Blackstone Mortgage Trust Inc, Cl A ‡	49,616	1,567
BOK Financial Corp	6,975	704
Ellington Residential Mortgage ‡	4,067	47
Everest Re Group Ltd	34,100	7,682
Granite Point Mortgage Trust Inc ‡	37,479	685
Hartford Financial Services Group Inc/The	94,900	4,966
Kearny Financial Corp/MD	20,479	296
KKR Real Estate Finance Trust ‡	3,784	77
Lincoln National Corp	82,254	5,453
MetLife Inc	49,104	2,258
National Western Life Group Inc, Cl A	150	47
PNC Financial Services Group Inc/The	38,500	5,521
Provident Financial Holdings Inc	9,453	173

SEI Institutional Investments Trust / Annual Report / May 31, 2018	7

SCHEDULE OF INVESTMENTS

May 31, 2018

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Prudential Financial Inc	54,491	$5,277
Reinsurance Group of America Inc, Cl A	43,370	6,481
Starwood Property Trust Inc ‡	347,733	7,549
Territorial Bancorp Inc	707	22
Torchmark Corp	73,575	6,241
Travelers Cos Inc/The	110,500	14,201
Two Harbors Investment Corp ‡	222,800	3,465
Voya Financial Inc	136,695	7,100
Waterstone Financial Inc	59,003	1,024

		149,166

Health Care — 10.0%
Abaxis Inc	3,017	250
AbbVie Inc	90,400	8,944
Aetna Inc	32,151	5,663
Amgen Inc	45,800	8,227
AngioDynamics Inc *	5,415	114
Anthem Inc	46,428	10,280
Baxter International Inc	28,300	2,005
Bio-Rad Laboratories Inc, Cl A *	20,006	5,744
Bristol-Myers Squibb Co	52,773	2,777
Charles River Laboratories International Inc *	8,459	910
Chemed Corp	26,986	8,797
Cigna Corp	52,128	8,829
Cooper Cos Inc/The	6,401	1,449
Danaher Corp	56,072	5,567
Eli Lilly & Co	22,334	1,899
Encompass Health Corp	56,440	3,654
Express Scripts Holding Co *	68,700	5,208
Gilead Sciences Inc	56,400	3,801
Haemonetics Corp *	34,262	3,096
Hanger *	2,192	38
HCA Healthcare Inc	111,500	11,500
Humana Inc	37,011	10,769
Innoviva Inc *	12,242	181
Johnson & Johnson	212,476	25,416
LifePoint Health Inc *	45,600	2,410
Merck & Co Inc	393,307	23,414
Mettler-Toledo International Inc *	6,719	3,700
National HealthCare Corp	16,031	1,064
Owens & Minor Inc	53,200	867
Pfizer Inc	800,747	28,771
Prestige Brands Holdings Inc *	47,940	1,603
Quest Diagnostics Inc	75,705	8,065
Taro Pharmaceutical Industries Ltd *	4,836	575
United Therapeutics Corp *	25,726	2,742
UnitedHealth Group Inc	17,360	4,193
WellCare Health Plans Inc *	26,033	5,771
Zoetis Inc, Cl A	98,014	8,204

		226,497

Industrials — 3.3%
Allison Transmission Holdings Inc, Cl A	132,800	5,486

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Atento SA	76,105	$575
Boeing Co/The	9,700	3,416
Curtiss-Wright Corp	4,269	543
Harris	15,963	2,402
Lockheed Martin Corp	21,989	6,916
ManpowerGroup Inc	31,235	2,811
Northrop Grumman Corp	16,279	5,327
Raytheon Co	33,053	6,925
Republic Services Inc, Cl A	74,000	4,990
Textron Inc	25,382	1,690
United Parcel Service Inc, Cl B	48,153	5,592
United Technologies Corp	83,737	10,452
Waste Management Inc	206,127	17,049

		74,174

Information Technology — 6.6%
Accenture PLC, Cl A	36,427	5,673
Amdocs Ltd	240,569	16,229
Apple Inc	121,200	22,649
Aspen Technology Inc *	20,352	1,898
CA Inc	160,900	5,751
Cisco Systems Inc	317,100	13,543
CSG Systems International Inc	61,712	2,554
Dell Technologies Inc, Cl V *	7,668	619
F5 Networks Inc *	36,286	6,281
Fidelity National Information Services Inc	10,876	1,112
Intel Corp	340,000	18,768
InterDigital Inc/PA	8,261	651
International Business Machines Corp	95,700	13,523
Jack Henry & Associates Inc	7,429	929
KLA-Tencor Corp	37,500	4,246
Mastercard Inc, Cl A	46,307	8,804
MAXIMUS Inc	4,122	251
Motorola Solutions Inc	150,137	16,116
Perficient Inc *	24,198	632
Plantronics Inc	23,499	1,712
Progress Software Corp	3,353	127
SPS Commerce Inc *	10,031	747
Sykes Enterprises Inc *	81,257	2,287
Total System Services Inc	20,833	1,775
Xcerra Corp *	93,566	1,288

		148,165

Materials — 1.3%
Avery Dennison Corp	32,200	3,382
Eastman Chemical Co	51,600	5,382
Kaiser Aluminum Corp	68,852	7,592
Materion Corp	39,864	2,175
Reliance Steel & Aluminum Co	81,871	7,661
Sonoco Products Co	73,200	3,743

		29,935

Real Estate — 1.4%
AGNC Investment Corp ‡	389,608	7,332

8	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Apple Hospitality Inc ‡	17,221	$328
Chimera Investment Corp ‡	178,600	3,288
Getty Realty Corp ‡	133,600	3,488
National Health Investors Inc ‡	80,800	5,965
NorthStar Realty Europe Corp ‡	23,809	334
Piedmont Office Realty Trust Inc, Cl A ‡	192,900	3,708
Select Income ‡	83,500	1,804
Senior Housing Properties Trust ‡	268,100	4,735

		30,982

Telecommunication Services — 1.5%
AT&T Inc	278,300	8,995
BCE Inc	190,779	7,950
Telephone & Data Systems Inc	27,383	700
United States Cellular Corp *	4,899	176
Verizon Communications Inc	340,700	16,241

		34,062

Utilities — 4.3%
ALLETE Inc	8,840	679
Ameren Corp	4,499	266
American Electric Power Co Inc	32,246	2,191
Atmos Energy Corp	2,280	203
CenterPoint Energy Inc	304,932	7,968
Consolidated Edison Inc	52,431	4,023
DTE Energy Co	1,474	151
Edison International	95,600	5,943
Entergy Corp	208,003	16,830
Eversource Energy	2,800	160
Exelon Corp	517,204	21,407
FirstEnergy Corp	342,500	11,789
Hawaiian Electric Industries Inc	81,221	2,788
IDACORP Inc	2,060	190
MDU Resources Group Inc	18,675	519
NorthWestern Corp	38,891	2,119
Pinnacle West Capital Corp	43,900	3,495
Public Service Enterprise Group Inc	230,400	12,207
SCANA Corp	52,900	1,920

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Southern Co/The	66,309	$2,977

		97,825
		1,184,211

Total Common Stock (Cost $2,022,670) ($ Thousands)		2,184,136

PREFERRED STOCK — 0.1%

Germany — 0.1%
Bayerische Motoren Werke AG	3,925	343
Henkel AG & Co KGaA	9,883	1,219
		1,562

Sweden — 0.0%
Akelius Residential Property AB	10,930	422

Total Preferred Stock (Cost $2,012) ($ Thousands)		1,984

	Number of Rights
RIGHTS — 0.0%

Switzerland — 0.0%
Bell Food Group, Expires 06/08/2018 *	114	4

Total Rights (Cost $—) ($ Thousands)		4

	Shares
CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F
1.530% **†	39,472,917	39,473

Total Cash Equivalent (Cost $39,473) ($ Thousands)		39,473

Total Investments — 98.6% (Cost $2,064,155) ($ Thousands)		$2,225,597

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
DJ Euro Stoxx 50 Index	116	Jun-2018	$4,822	$4,613	$ (117)
FTSE 100 Index	28	Jun-2018	2,889	2,858	8
Hang Seng Index	4	Jun-2018	773	778	5
S&P 500 Index E-MINI	145	Jun-2018	20,137	19,615	(522)
SPI 200 Index	12	Jun-2018	1,378	1,366	(10)
TOPIX Index	16	Jun-2018	2,604	2,569	(70)

			$32,603	$31,799	$ (706)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	9

SCHEDULE OF INVESTMENTS

May 31, 2018

Global Managed Volatility Fund (Continued)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/29/18	USD	202	NOK	1,650	$—
Brown Brothers Harriman	06/29/18	USD	31	NOK	254	—
Brown Brothers Harriman	06/29/18	USD	224	DKK	1,433	1
Brown Brothers Harriman	06/29/18	USD	77	DKK	488	—
Brown Brothers Harriman	06/29/18	USD	368	NZD	528	2
Brown Brothers Harriman	06/29/18	USD	257	SEK	2,265	—
Brown Brothers Harriman	06/29/18	USD	120	SEK	1,050	(1)
Brown Brothers Harriman	06/29/18	USD	409	AUD	542	—
Brown Brothers Harriman	06/29/18	USD	115	AUD	152	—
Brown Brothers Harriman	06/29/18	USD	712	SGD	953	2
Brown Brothers Harriman	06/29/18	USD	730	HKD	5,725	—
Brown Brothers Harriman	06/29/18	USD	707	GBP	532	1
Brown Brothers Harriman	06/29/18	USD	241	GBP	180	(1)
Brown Brothers Harriman	06/29/18	USD	1,178	CHF	1,164	9
Brown Brothers Harriman	06/29/18	USD	1,627	CAD	2,093	(11)
Brown Brothers Harriman	06/29/18	USD	1,718	EUR	1,476	9
Brown Brothers Harriman	06/29/18	USD	561	EUR	477	(2)
Brown Brothers Harriman	06/29/18	USD	3,283	JPY	357,231	13
Brown Brothers Harriman	06/29/18	NZD	19,257	USD	13,324	(183)
Brown Brothers Harriman	06/29/18	AUD	70	USD	53	—
Brown Brothers Harriman	06/29/18	AUD	32,728	USD	24,747	(16)
Brown Brothers Harriman	06/29/18	GBP	38,501	USD	51,569	268
Brown Brothers Harriman	06/29/18	GBP	62	USD	83	—
Brown Brothers Harriman	06/29/18	SGD	38,984	USD	29,090	(84)
Brown Brothers Harriman	06/29/18	CHF	45,247	USD	45,753	(408)
Brown Brothers Harriman	06/29/18	CAD	81,394	USD	63,129	318
Brown Brothers Harriman	06/29/18	CAD	1,614	USD	1,244	(1)
Brown Brothers Harriman	06/29/18	DKK	88,069	USD	13,888	42
Brown Brothers Harriman	06/29/18	DKK	1,058	USD	165	(1)
Brown Brothers Harriman	06/29/18	NOK	88,414	USD	10,934	113
Brown Brothers Harriman	06/29/18	NOK	1,307	USD	158	(2)
Brown Brothers Harriman	06/29/18	EUR	91,837	USD	107,897	454
Brown Brothers Harriman	06/29/18	EUR	1,147	USD	1,335	(7)
Brown Brothers Harriman	06/29/18	SEK	120,549	USD	13,800	114
Brown Brothers Harriman	06/29/18	SEK	2,239	USD	251	(3)
Brown Brothers Harriman	06/29/18	HKD	300,562	USD	38,333	(18)
Brown Brothers Harriman	06/29/18	JPY	11,875,022	USD	109,114	(434)

						$174

Percentages are based on a Net Assets of $2,256,778 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2018.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $9,110 ($ Thousands), representing 0.4% of the net assets of the Fund.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Global Managed Volatility Fund (Continued)

AUD — Australian Dollar

CAD — Canadian Dollar

Cl — Class

CHF — Swiss Franc

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

Ltd. — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

S&P— Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TOPIX — Tokyo Price Index

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,184,136	$–	$–	$2,184,136
Preferred Stock	1,984	–	–	1,984
Right	4	–	–	4
Cash Equivalent	39,473	–	–	39,473

Total Investments in Securities	$2,225,597	$–	$–	$2,225,597

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *

Unrealized Appreciation	$13	$—	$—	$13

Unrealized Depreciation	(719)	—	—	(719)

Forwards Contracts *

Unrealized Appreciation	—	1,346	—	1,346

Unrealized Depreciation	—	(1,172)	—	(1,172)

Total Other Financial Instruments	$(706)	$174	$—	$(532)

* Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$28,866	$660,792	$(650,185)	$39,473	$728

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	11

SCHEDULE OF INVESTMENTS

May 31, 2018

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.3%

Argentina — 0.7%
MercadoLibre Inc (A)	111,261	$32,358
Ternium SA ADR	78,630	2,809
YPF SA ADR	1,416,525	25,724
		60,891

Australia — 4.6%
a2 Milk Co Ltd *	4,426,793	33,261
Alumina	16,441,410	33,340
AMP Ltd	3,126,870	9,227
Aristocrat Leisure	1,126,867	25,613
ASX	638,525	29,293
BGP Holdings *(B)	239,898	–
BHP Billiton	1,230,457	30,528
BHP Billiton Ltd ADR (A)	271,584	13,519
BlueScope Steel	1,510,782	19,868
Cochlear	137,078	20,345
CSL Ltd	42,840	6,024
CSR	755,709	2,870
Downer EDI	443,514	2,356
Flight Centre Travel Group Ltd	35,005	1,632
Goodman Group‡	1,263,650	8,930
Newcrest Mining	1,999,989	31,416
Orora	650,154	1,692
OZ Minerals	4,944,442	36,813
Qantas Airways	5,567,848	26,752
SEEK Ltd	358,587	5,481
South32	13,390,746	37,526
South32 Ltd	7,075,192	19,915
Treasury Wine Estates Ltd	93,787	1,177
		397,578

Austria — 0.8%
Erste Group Bank	437,222	18,244
OMV	107,867	6,194
Raiffeisen Bank International	36,434	1,154
Schoeller-Bleckmann Oilfield Equipment AG	184,457	22,935
voestalpine	413,508	22,193
		70,720

Belgium — 0.1%
KBC Group	119,070	9,201
UCB SA	12,861	1,014
		10,215

Brazil — 1.3%
B3 - Brasil Bolsa Balcao	4,752,994	27,785
Banco Bradesco SA ADR (A)	2,247,282	17,641
BRF *	1,067,930	6,143
Cielo SA	1,483,465	6,752
Cosan, Cl A	1,491,418	13,199
Cosan SA Industria e Comercio	40,700	424
EDP - Energias do Brasil	325,800	1,157
IRB Brasil Resseguros S	307,700	3,984

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JBS SA	4,812,900	$11,541
Kroton Educacional	2,865,500	8,318
Petrobras Distribuidora	343,844	1,680
Suzano Papel e Celulose SA	677,700	7,843
TIM Participacoes SA	1,649,815	5,941
		112,408

British Virgin Islands — 0.1%
Hollysys Automation Technologies Ltd	544,547	12,998

Canada — 4.3%
Bank of Montreal	344,200	26,651
Canadian Imperial Bank of Commerce	285,000	24,870
Canfor *	94,419	2,363
Cascades	37,968	366
CI Financial	643,885	12,479
Cogeco Communications Inc	9,000	472
Constellation Software	38,419	30,245
Dollarama	66,900	7,718
Empire, Cl A	205,800	3,960
Fairfax Financial Holdings Ltd	53,398	29,968
Home Capital Group, Cl B *	614,100	6,666
Interfor *	158,200	3,145
Linamar	172,479	8,632
Lundin Mining	664,700	4,166
Magna International, Cl A	395,550	25,352
Maple Leaf Foods	337,473	7,862
Norbord Inc (A)	63,083	2,629
Premium Brands Holdings Corp	67,700	6,056
Quebecor, Cl B	726,920	14,015
Restaurant Brands International	217,287	12,826
Ritchie Bros Auctioneers Inc	255,342	8,702
Rogers Communications, Cl B	123,200	5,779
Rogers Communications Inc, Cl B	240,786	11,298
Royal Bank of Canada	420,981	31,804
Stella-Jones	17,500	631
Suncor Energy	14,100	561
TMX Group Ltd	565,363	35,438
Toronto-Dominion Bank/The	568,938	33,201
West Fraser Timber	183,388	13,321
		371,176

Chile — 0.0%
Enel Chile ADR	226,207	1,208

China — 4.0%
51job ADR *(A)	24,814	2,640
Agricultural Bank of China Ltd, Cl H	14,076,000	7,285
Alibaba Group Holding ADR *(A)	304,356	60,265
Autohome ADR (A)	95,295	10,742
Baidu Inc ADR *	128,994	31,289
BYD Co Ltd, Cl H (A)	2,002,000	12,991
China Life Insurance Co Ltd, Cl H	7,224,000	20,169
China Oilfield Services, Cl H	9,563,357	9,997

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS

May 31, 2018

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
China Petroleum & Chemical Corp, Cl H	5,516,000	$5,393
China Shenhua Energy, Cl H	497,000	1,299
China Telecom, Cl H	9,116,000	4,253
Ctrip.com International Ltd ADR *(A)	247,057	11,140
Kunlun Energy	10,581,305	9,631
Kweichow Moutai Co Ltd *	45,750	5,309
Momo ADR *(A)	833,725	38,285
NetEase Inc ADR	150,209	34,296
PetroChina, Cl H	3,062,000	2,533
Ping An Insurance Group of China, Cl H	4,180,000	40,979
YY Inc ADR *	318,045	37,062
		345,558

Colombia — 0.4%
Bancolombia SA ADR, Cl R (A)	422,719	19,606
Ecopetrol SA ADR	883,762	18,992
		38,598

Czech Republic — 0.1%
Komercni banka as	251,985	10,197

Denmark — 1.4%
DSV	279,487	23,204
GN Store Nord A/S	96,518	3,680
H Lundbeck	274,202	19,312
Novo Nordisk A/S, Cl B	403,745	19,150
Novozymes A/S, Cl B	254,981	12,980
Orsted (C)	498,798	29,842
Pandora A/S	155,985	12,261
		120,429

Finland — 1.2%
Fortum	592,150	13,900
Kone OYJ, Cl B	371,037	18,342
Neste	407,314	33,101
Orion Oyj, Cl B	155,767	4,598
Sampo Oyj, Cl A	225,955	11,099
Sanoma	63,087	647
Stora Enso OYJ, Cl R	423,349	8,651
UPM-Kymmene OYJ	304,349	11,159
		101,497

France — 5.7%
Aeroports de Paris	8,486	1,770
Air France-KLM *	553,162	4,399
Air Liquide	78,149	9,615
Airbus SE	155,403	17,652
Arkema	273,011	33,223
AXA	771,411	19,202
Bureau Veritas	177,508	4,395
Capgemini (A)	157,556	20,718
Cie de Saint-Gobain	281,860	14,106
CNP Assurances	360,170	8,417
Edenred, Industrials	754,331	24,153
Elior Group (C)	263,301	4,377

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Engie SA	3,160,432	$49,933
Eramet	27,728	4,858
Essilor International Cie Generale d’Optique SA	125,718	17,155
Ipsen	51,324	8,133
Kering	10,880	6,219
Legrand SA	233,738	17,609
L’Oreal SA	154,642	37,114
Nexity	42,067	2,445
Orange SA	1,158,803	19,918
Peugeot SA	1,079,086	25,123
Publicis Groupe SA	310,530	21,582
Safran, Industrials	246,246	29,362
Schneider Electric	122,110	10,516
Societe Generale SA (A)	307,870	13,245
Sodexo SA	180,253	17,468
TOTAL SA	503,257	30,577
Ubisoft Entertainment *	20,800	2,249
Veolia Environnement	475,389	10,777
		486,310

Germany — 7.2%
Allianz SE	49,460	10,183
Axel Springer	21,040	1,525
BASF SE	466,994	45,926
Bayer	560,453	66,638
Beiersdorf AG	54,354	6,234
Brenntag AG	174,752	10,065
CECONOMY	907,977	8,880
Continental AG	163,712	41,488
Deutsche Boerse AG	578,237	77,217
Deutsche Lufthansa	871,531	23,653
Deutz	96,071	781
Evotec *	81,973	1,433
Fraport Frankfurt Airport Services Worldwide	41,774	3,902
GEA Group	231,380	8,508
Gerresheimer	37,725	2,935
Heidelberger Druckmaschinen *	261,942	923
HOCHTIEF	100,141	18,376
HUGO BOSS AG	143,118	12,844
Infineon Technologies	1,202,792	32,980
KION Group	119,203	9,676
Kloeckner	64,494	771
Merck KGaA	191,117	19,485
METRO AG	333,987	4,491
MTU Aero Engines AG	71,438	13,484
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	66,758	13,738
Rheinmetall	34,399	4,381
SAP SE	703,027	79,061
Scout24 (C)	224,151	11,476
Siemens	388,898	50,617
Siltronic	13,477	2,273

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Software	62,379	$2,977
TAG Immobilien AG	57,744	1,215
TUI AG	578,415	13,375
Vonovia	293,059	13,807
Wacker Chemie	26,030	4,223
		619,541

Greece — 0.1%
Alpha Bank AE *	4,108,267	8,781

Hong Kong — 3.7%
Agile Group Holdings	972,000	1,854
AIA Group Ltd	2,969,800	27,259
Angang Steel, Cl H	840,000	833
Anhui Conch Cement, Cl H	6,170,000	37,834
ASM Pacific Technology Ltd	48,400	635
Bank of China Ltd, Cl H	69,903,000	36,537
Chaoda Modern Agriculture Holdings *	52,790	1
China Aoyuan Property Group	1,688,000	1,377
China Construction Bank Corp, Cl H	472,000	477
China Everbright Ltd	4,772,000	10,488
China Mobile	1,213,000	10,825
China Resources Cement Holdings	2,654,000	3,126
China SCE Property Holdings	3,555,000	1,876
CNOOC	1,580,000	2,659
Dongyue Group	2,766,000	2,539
Hang Seng Bank	651,400	16,301
Hong Kong Exchanges & Clearing Ltd	1,625,961	52,608
Industrial & Commercial Bank of China Ltd, Cl H	10,681,000	8,851
Kingboard Chemical Holdings	592,500	2,357
Luye Pharma Group Ltd	4,310,138	4,731
Nine Dragons Paper Holdings Ltd	10,849,000	17,261
Poly Property Group	1,811,000	873
Road King Infrastructure	424,000	819
Shanghai Fosun Pharmaceutical Group Co Ltd, Cl H	3,246,000	20,794
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	3,693,300	11,418
Sinopec Shanghai Petrochemical Co Ltd, Cl H	2,178,000	1,608
Sinotruk Hong Kong	1,001,000	1,416
SJM Holdings	11,281,598	16,194
Tencent Holdings	134,500	6,845
Xinyi Glass Holdings Ltd	6,592,000	9,059
Yixin Group *(C)	5,435,500	2,689
Yuexiu Property	2,158,000	487
Yuzhou Properties	1,746,000	1,229
		313,860

Hungary — 0.1%
MOL Hungarian Oil & Gas	94,456	889
OTP Bank	148,433	5,312
		6,201

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

India — 1.4%
Bharat Petroleum	221,707	$1,327
HDFC Bank Ltd ADR	302,333	32,174
Hexaware Technologies	470,146	3,059
Hindustan Petroleum	457,919	2,116
ICICI Bank Ltd ADR	6,914,028	58,009
Mindtree	351,201	5,246
Mphasis	124,543	2,032
Nestle India	3,902	558
Oil & Natural Gas	469,990	1,239
Prakash Industries *	348,636	931
Reliance Industries	443,860	6,060
SpiceJet *	516,197	912
Tata Consultancy Services Ltd	72,420	1,868
Tech Mahindra	112,950	1,192
WNS Holdings Ltd ADR *	29,654	1,517
		118,240

Indonesia — 0.1%
Indofood Sukses Makmur Tbk PT	16,538,400	8,421

Ireland — 0.7%
CRH PLC	545,509	20,071
James Hardie Industries PLC	611,944	10,265
Ryanair Holdings PLC ADR *	238,954	27,697
		58,033

Israel — 1.2%
Bank Hapoalim BM	1,753,555	12,099
Bank Leumi Le-Israel BM	3,321,961	20,703
Check Point Software Technologies *(A)	479,441	46,678
Israel Discount Bank Ltd, Cl A	966,141	2,912
Mizrahi Tefahot Bank Ltd	55,484	1,060
SodaStream International Ltd *(A)	194,750	16,215
		99,667

Italy — 1.4%
CNH Industrial NV	816,970	9,556
Eni	394,366	7,131
EXOR NV	227,241	16,446
Ferrari NV (A)	60,500	7,947
Fiat Chrysler Automobiles NV *	255,735	5,791
Hera SpA	1,648,377	5,103
Intesa Sanpaolo	5,157,772	15,139
Maire Tecnimont SpA	149,669	677
Moncler	39,307	1,802
Prysmian SpA	792,196	22,008
Recordati	265,284	9,816
Saras	2,884,241	6,457
Snam	1,279,551	5,240
UniCredit	397,707	6,562
		119,675

Japan — 12.6%
ABC-Mart Inc	150,900	9,306

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS

May 31, 2018

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Asahi Glass	59,000	$2,422
Benesse Holdings Inc	31,700	1,155
Canon Marketing Japan	51,500	1,106
Capcom	130,200	3,067
Daikyo	218,400	5,200
Daito Trust Construction	154,700	25,303
Daiwa House Industry Co Ltd	644,100	23,400
Daiwa Securities Group	2,130,000	12,385
Denso	822,100	40,029
en-japan	18,400	909
FANUC Corp	61,600	13,194
Fujitsu Ltd	2,713,000	16,648
Furukawa Electric	116,400	4,510
Goldcrest	89,000	1,597
Haseko Corp	687,900	10,472
Hazama Ando	355,800	3,121
Hitachi Ltd	5,662,000	41,515
Honda Motor	116,900	3,709
ITOCHU Corp	1,097,500	20,668
Japan Airlines Co Ltd	255,300	9,912
Japan Exchange Group Inc	1,511,000	28,775
Japan Tobacco Inc	375,367	10,144
Kanematsu	48,800	758
Kao	461,276	35,842
Kato Sangyo Co Ltd	8,500	297
KDDI Corp	1,189,942	32,261
Kirin Holdings	206,500	5,883
Konami Holdings	86,600	4,073
Koshidaka Holdings	83,600	1,330
Medipal Holdings Corp	288,500	6,668
Mitsubishi	1,071,747	29,900
Mitsubishi Gas Chemical Co Inc	338,600	8,667
Mitsubishi UFJ Financial Group	3,047,700	18,396
Mitsui & Co Ltd	1,850,750	32,656
Mitsui Fudosan	1,302,900	32,799
Mixi	157,400	4,940
Morinaga Milk Industry	125,800	4,950
Nexon	116,000	1,923
Nidec Corp	141,700	22,022
Nihon Unisys	112,800	2,837
Nikon	78,000	1,267
Nintendo	8,600	3,562
Nissan Tokyo Sales Holdings	86,600	290
Nisshin Oillio Group Ltd/The	38,400	1,099
Nomura Holdings	2,585,600	13,425
NTT DOCOMO Inc	1,235,373	32,043
Omron	457,100	24,108
ORIX	657,500	11,054
PALTAC CORPORATION	46,900	2,776
Panasonic Corp	642,300	8,806
PeptiDream *	689,122	30,002
Pioneer *	461,600	659

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Plenus	23,000	$392
Pola Orbis Holdings	17,500	868
Prima Meat Packers	450,000	2,705
Recruit Holdings	1,256,048	35,030
Renesas Electronics *	2,914,552	29,026
Resona Holdings	1,894,100	10,581
Round One	340,500	6,024
Saizeriya	24,500	566
SBI Holdings	1,319,427	36,117
Secom Co Ltd	308,000	23,017
Seibu Holdings	681,792	11,239
Seven Bank	2,854,830	9,039
Shimamura	9,300	952
Shimano Inc	125,100	17,721
Shinmaywa Industries	83,000	963
Shiseido	13,400	1,064
Showa Denko	149,500	6,474
SMC Corp/Japan	55,500	21,164
Sony Corp	1,089,900	51,764
Square Enix Holdings	32,600	1,623
Sumitomo Mitsui Trust Holdings	403,400	16,864
Suntory Beverage & Food	12,400	552
Suzuken	59,190	2,659
TIS Inc	280,100	13,200
Toho Holdings Co Ltd	118,000	2,903
Tokai Tokyo Financial Holdings	1,695,311	11,235
Tokyo Electric Power Co Holdings Inc *	2,109,700	10,039
Tokyo Electron	41,300	7,755
Toray Industries Inc	2,424,700	19,883
Toyota Tsusho	522,800	18,093
Trend Micro	594,000	33,788
Ube Industries	214,700	6,116
Ulvac	9,200	410
YA-MAN Ltd	33,000	792
Zenkoku Hosho	47,000	2,267
		1,076,725

Luxembourg — 0.0%
Alinma Bank	712,570	3,981

Malaysia — 0.6%
CIMB Group Holdings Bhd	12,993,595	19,262
Malayan Banking	422,500	1,025
Nestle Malaysia	22,300	829
Petronas Chemicals Group Bhd	949,100	1,920
Press Metal Aluminium Holdings	515,500	613
Public Bank Bhd	2,258,600	13,540
Tenaga Nasional Bhd	2,559,100	9,259
Top Glove Corp Bhd	2,011,700	5,186
		51,634

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Mexico — 0.5%
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand, Cl B	6,618,449	$8,625
Fomento Economico Mexicano	2,253,888	18,692
Grupo Financiero Banorte SAB de CV, Ser O	3,090,981	16,320
Mexichem SAB de CV	542,748	1,525
		45,162

Netherlands — 4.3%
Aegon NV	5,394,189	33,536
ASR Nederland	406,252	17,167
BE Semiconductor Industries	38,324	1,287
Euronext (C)	517,747	32,877
Heineken	300,033	29,994
Heineken Holding	380,533	37,001
Koninklijke Ahold Delhaize	58,284	1,337
Koninklijke DSM	383,629	38,144
Koninklijke Philips	271,699	11,107
Koninklijke Vopak	270,429	13,258
NN Group NV	221,021	9,484
OCI *	567,165	15,538
Randstad	498,584	29,717
RELX NV	879,848	19,185
Royal Dutch Shell, Cl A	1,608,403	55,733
Unilever NV	409,725	22,833
		368,198

Norway — 1.6%
Austevoll Seafood	200,433	2,400
Bakkafrost P	11,369	595
DNB ASA	2,502,796	44,810
Equinor ASA (A)	2,173,206	57,182
Norsk Hydro ASA	4,792,548	30,070
Salmar	19,134	835
		135,892

Panama — 0.3%
Copa Holdings SA, Cl A (A)	215,482	23,875

Peru — 0.3%
Credicorp	100,582	22,271

Poland — 0.1%
Grupa Lotos	49,760	734
Polski Koncern Naftowy ORLEN SA	399,509	8,795
		9,529

Portugal — 0.6%
Banco Comercial Portugues, Cl R *	66,775,992	19,581
Galp Energia SGPS SA, Cl B	1,639,533	30,420
		50,001

Russia — 0.5%
Magnit PJSC GDR	624,533	12,559
Mobile TeleSystems PJSC ADR	890,206	8,528

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Novolipetsk Steel PJSC GDR	23,220	$611
Sberbank of Russia PJSC ADR	1,069,221	15,376
Tatneft PJSC ADR	48,787	3,122
		40,196

Singapore — 1.1%
DBS Group Holdings Ltd	2,705,000	57,378
United Overseas Bank Ltd	1,543,984	32,486
Venture	100,500	1,586
		91,450

South Africa — 1.4%
Astral Foods Ltd	22,763	486
Barclays Africa Group Ltd	641,106	8,184
Barloworld Ltd	239,450	2,514
Discovery Ltd (A)	1,223,143	14,887
Exxaro Resources	158,610	1,570
FirstRand Ltd	1,120,195	5,307
Investec	365,384	2,692
MMI Holdings Ltd/South Africa	1,118,294	1,651
Naspers, Cl N	185,152	44,238
Sappi	148,836	978
Sasol	254,858	9,206
Sibanye Gold	8,851,275	5,514
Standard Bank Group Ltd	390,734	6,399
Telkom SOC	513,911	2,103
Truworths International Ltd	1,829,495	12,146
		117,875

South Korea — 3.4%
BNK Financial Group	89,909	795
Hana Financial Group	141,894	5,476
Hyundai Mobis Co Ltd	70,612	14,280
Kia Motors Corp	174,156	5,033
Korea Gas *	16,509	924
KT ADR (A)	520,469	6,792
LF	21,297	570
LG Display Co Ltd	680,589	14,017
LG Electronics Inc	229,830	19,743
NAVER Corp	47,475	29,464
POSCO	24,178	7,615
Samsung Electronics Co Ltd	2,816,750	132,482
Samsung Securities	238,472	8,163
SK Hynix	323,293	28,012
SK Innovation Co Ltd	28,348	5,417
SK Telecom Co Ltd	53,067	10,929
		289,712

Spain — 2.7%
ACS Actividades de Construccion y Servicios	610,148	25,291
Amadeus IT Group, Cl A	582,109	46,138
Banco Bilbao Vizcaya Argentaria SA	6,084,929	41,474
Banco de Sabadell	2,526,091	4,240
Bankinter SA	1,501,525	14,449

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS

May 31, 2018

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CaixaBank SA	5,566,045	$23,624
CIE Automotive	47,036	1,787
Enagas	213,905	5,695
Ence Energia y Celulosa	288,002	2,266
Grifols SA	338,740	9,964
Industria de Diseno Textil SA	1,555,574	49,045
Repsol SA	487,139	9,272
		233,245

Sweden — 0.8%
Atlas Copco, Cl B	821,504	29,673
Oriflame Holding AG	144,645	4,864
Svenska Handelsbanken AB, Cl A	1,635,304	17,898
Swedish Orphan Biovitrum *	108,047	2,195
Tele2 AB, Cl B	412,670	5,042
Volvo, Cl B	432,330	7,428
		67,100

Switzerland — 4.1%
Adecco Group AG	28,343	1,704
Allreal Holding AG *	3,087	495
Aryzta	461,803	6,901
Cie Financiere Richemont SA	449,859	41,339
Credit Suisse Group AG	1,789,645	27,343
Credit Suisse Group AG ADR (A)	1,281,541	19,736
Flughafen Zurich AG	5,915	1,244
Georg Fischer	2,408	3,123
Idorsia *	1,405,839	34,091
Implenia	5,581	433
Logitech International SA	210,370	8,607
Lonza Group	120,913	32,433
Nestle SA	471,691	35,688
Novartis AG	164,507	12,209
Novartis AG ADR	349,335	26,032
Partners Group Holding	9,060	6,562
Roche Holding AG	112,214	24,090
SGS SA *	5,695	14,766
STMicroelectronics	525,009	12,479
Swiss Life Holding	112,060	38,299
Vontobel Holding	12,941	870
Zurich Insurance Group	6,351	1,888
		350,332

Taiwan — 2.6%
Acer	864,000	708
ASE Industrial Holding	7,610,932	19,306
Asia Vital Components	1,957,000	1,884
AU Optronics	12,408,000	5,446
Cheng Uei Precision Industry	1,292,000	1,529
China Development Financial Holding Corp	8,968,000	3,367
China Petrochemical Development *	5,041,000	2,322
Fubon Financial Holding Co Ltd	903,949	1,572
Grand Pacific Petrochemical	2,003,000	2,146
Holtek Semiconductor	633,000	1,563

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hon Hai Precision Industry	8,382,100	$23,976
Hon Hai Precision Industry Co Ltd GDR	1,717,327	9,823
Huaku Development	507,000	1,201
Innolux, Cl A	15,521,544	6,009
Machvision	126,000	1,956
MediaTek	1,321,809	13,742
Pan Jit International	983,000	1,988
Pegatron Corp	3,681,000	7,777
Sheng Yu Steel	665,000	577
Shin Kong Financial Holding	5,744,000	2,301
Sigurd Microelectronics	1,331,000	1,661
Simplo Technology	679,000	4,261
Taiflex Scientific	216,000	325
Taiwan Business Bank	3,110,000	950
Taiwan Semiconductor Manufacturing Co Ltd	4,063,000	30,376
Taiwan Semiconductor Manufacturing Co Ltd ADR	1,176,680	45,538
United Microelectronics	5,361,000	2,979
United Microelectronics ADR (A)	1,131,779	3,146
Yuanta Financial Holding Co Ltd	43,344,142	20,398
		218,827

Thailand — 0.5%
Bangchak	1,247,200	1,413
Banpu	13,914,400	9,134
Esso Thailand	6,938,000	3,188
PTT	8,976,000	14,661
PTT Exploration & Production PCL	1,530,400	6,435
Siamgas & Petrochemicals	1,495,400	465
Thai Oil PCL	2,568,600	7,387
Thanachart Capital PCL	707,300	1,139
		43,822

Turkey — 0.4%
Akbank Turk AS	5,613,237	9,934
Eregli Demir ve Celik Fabrikalari TAS	509,282	1,260
Pegasus Hava Tasimaciligi *	135,905	798
Tekfen Holding	1,344,460	4,486
Turkiye Halk Bankasi	2,451,770	4,150
Turkiye Is Bankasi, Cl C	3,657,535	4,804
Turkiye Vakiflar Bankasi TAO, Cl D	5,642,370	6,802
		32,234

United Arab Emirates — 0.0%
Aldar Properties PJSC	1,346,553	752

United Kingdom — 9.0%
Abcam	350,790	5,671
Anglo American	249,900	5,976
Anglo-Eastern Plantations	5,118	51
ASOS PLC *	125,395	11,049
Associated British Foods	119,955	4,230
AstraZeneca PLC	74,480	5,417
Barclays PLC	8,756,373	22,982

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
BHP Billiton PLC	255,410	$5,876
Bodycote PLC	398,230	5,265
boohoo.com plc *	4,811,929	13,056
BP PLC	1,616,196	12,394
BP PLC ADR (A)	405,536	18,582
British American Tobacco	394,599	20,315
Britvic PLC	497,040	5,354
Burberry Group PLC	1,529,359	42,105
Cobham	10,043,295	16,638
Coca-Cola HBC	346,439	11,848
Diageo PLC	1,786,622	65,675
Experian PLC	784,689	19,228
Ferrexpo PLC	1,240,252	3,618
GlaxoSmithKline PLC	105,550	2,141
Greene King	1,661,760	12,821
Hargreaves Lansdown PLC	589,195	14,951
Howden Joinery Group PLC	1,405,622	9,374
HSBC Holdings PLC	2,956,867	28,353
Imperial Brands PLC	835,153	30,116
Inchcape PLC	62,995	613
Indivior PLC	1,184,750	7,581
International Consolidated Airlines Group SA	627,418	5,682
Intertek Group PLC	73,490	5,345
Investec	482,226	3,565
ITV PLC	29,853,079	64,591
JD Sports Fashion PLC	235,510	1,193
John Wood Group	255,303	2,278
Just Eat PLC *	2,176,851	24,419
Kingfisher PLC	3,281,829	13,328
Kingspan Group PLC	424,564	19,626
Man Group	3,759,445	9,090
NEX Group	43,281	583
Pagegroup PLC	174,952	1,234
Prudential PLC	787,364	18,974
QinetiQ Group PLC	967,075	3,401
Rio Tinto PLC	1,369,293	77,255
Rio Tinto PLC ADR (A)	391,977	22,225
Rolls-Royce Holdings PLC	528,221	5,796
Royal Dutch Shell, Cl A (GBP)	120,089	4,166
RPC Group	969,415	10,201
Smiths Group	195,862	4,588
SSP Group	415,300	3,564
St James’s Place PLC	776,842	12,322
Standard Life Aberdeen	2,333,500	10,883
Tate & Lyle PLC	196,882	1,804
Tesco	1,369,710	4,478
Travis Perkins	668,525	11,969
TUI AG	44,237	1,028
UBM	703,322	9,621
Vodafone Group PLC	4,779,065	12,198
		766,687

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United States — 5.3%
Accenture PLC, Cl A	207,415	$32,303
Apple Inc	5,100	953
BioMarin Pharmaceutical Inc *	386,512	34,917
Carnival Corp, Cl A	436,606	27,192
Core Laboratories NV (A)	223,315	27,731
Daqo New Energy ADR *	35,159	2,027
Equinor ADR (A)	1,077,797	28,292
Everest Re Group Ltd	101,214	22,803
Gran Tierra Energy *	3,265,314	10,678
ICON PLC *	600,562	77,460
IHS Markit *	615,996	30,356
Melco Resorts & Entertainment ADR	221,457	7,233
Nexa Resources (A)	76,646	1,205
Oceaneering International Inc	537,595	12,811
Pagseguro Digital Ltd, Cl A *(A)	991,869	32,999
PriceSmart Inc (A)	97,517	8,255
Schlumberger Ltd	422,177	28,991
Sea ADR *	1,222,592	18,082
Sensata Technologies Holding *	217,100	11,092
Southern Copper Corp (A)	109,206	5,339
Spotify Technology *(A)	85,611	13,502
STMicroelectronics, Cl Y	101,858	2,431
TechnipFMC PLC	626,797	19,525
		456,177
Total Common Stock (Cost $6,543,927) ($ Thousands)		7,987,879

PREFERRED STOCK — 0.2%

Brazil — 0.1%
Itau Unibanco Holding SA ADR	854,621	9,871
Metalurgica Gerdau SA	590,500	1,080
		10,951

Spain — 0.1%
Grifols SA	182,632	3,982
Total Preferred Stock (Cost $16,827) ($ Thousands)		14,933

	Number of Participation Notes

PARTICIPATION NOTE — 0.1%

Luxembourg — 0.1%
Al Rajhi Bank, Expires 02/12/2020	447,640	10,205

Total Participation Note (Cost $7,669) ($ Thousands)		10,205

SEI Institutional Investments Trust / Annual Report / May 31, 2018	7

SCHEDULE OF INVESTMENTS

May 31, 2018

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 4.2%
SEI Liquidity Fund, L.P.
1.870% **†(D)	359,935,438	$359,951

Total Affiliated Partnership (Cost $359,923) ($ Thousands)		359,951

CASH EQUIVALENT — 2.3%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	198,758,906	198,759

Total Cash Equivalent (Cost $198,759) ($ Thousands)		198,759

Total Investments in Securities— 100.1% (Cost $7,127,105) ($ Thousands)		$8,571,727

8	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

World Equity Ex-US Fund (Continued)

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)
DJ Euro Stoxx 50 Index	1,982	Jun-2018	$81,271	$78,824	$1,331
FTSE 100 Index	426	Jun-2018	42,715	43,478	2,854
Hang Seng Index	48	Jun-2018	9,293	9,331	36
S&P TSX 60 Index	149	Jun-2018	21,261	21,808	774
SPI 200 Index	143	Jun-2018	16,271	16,273	364
TOPIX Index	309	Jun-2018	49,759	49,616	570)

			$220,570	$219,330	$5,929

A list of the open forward foreign currency contracts held by the Fund at May 31, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	07/26/18	GBP	14,950	USD	20,692	$749
Morgan Stanley	07/26/18	EUR	22,450	USD	27,344	1,031

						$1,780

Percentages are based on Net Assets of $8,559,023 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2018.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2018 (see Note 12). The total market value of securities on loan at May 31, 2018 was $350,062 ($ Thousands).

(B)	Level 3 security in accordance with fair value hierarchy.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $81,261 ($ Thousands), representing 0.95% of the Net Assets of the Fund.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2018 was $359,951 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

DJ — Dow Jones

EUR — Euro

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

L.P. — Limited Partnership

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

S&P— Standard & Poor’s

Ser — Series

SPI — Share Price Index

TOPIX — Tokyo Stock Exchange

TSX — Toronto Stock Exchange

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock	$7,987,879	$—	$—	$7,987,879
Preferred Stock	10,951	3,982	—	14,933
Participation Note	10,205	—	—	10,205
Affiliated Partnership	—	359,951	—	359,951
Cash Equivalent	198,759	—	—	198,759

Total Investments in Securities	$8,207,794	$363,933	$–	$8,571,727

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$5,929	$—	$—	$5,929
Forward Contracts *
Unrealized Appreciation	—	1,780	—	1,780

Total Other Financial Instruments	$5,929	$1,780	$—	$7,709

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

^ A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended May 31, 2018, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	9

SCHEDULE OF INVESTMENTS

May 31, 2018

World Equity Ex-US Fund (Continued)

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2018	Dividend Income
SEI Liquidity Fund, L.P.	$466,306	$2,493,664	$(2,600,030)	$(19)	$30	$359,951	$3,471
SEI Daily Income Trust, Government Fund, CI F	214,334	1,103,433	(1,119,008)	—	—	198,759	2,403

Totals	$680,640	$3,597,097	$(3,719,038)	$(19)	$30	$558,710	$5,874

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.2%

Argentina — 0.6%
MercadoLibre Inc	2,086	$607
Ternium SA ADR	1,099	39
		646

Australia — 2.8%
3P Learning *	12,174	12
a2 Milk Co Ltd *	37,177	279
Aristocrat Leisure	22,755	517
BGP Holdings *	4,500	–
BHP Billiton Ltd ADR	6,000	299
BlueScope Steel	29,498	388
Clinuvel Pharmaceuticals *	1,906	18
Cochlear	3,499	519
CSL Ltd	1,490	210
Goodman Group	43,930	310
Qantas Airways	16,683	80
Regional Express Holdings	11,601	13
SEEK Ltd	6,548	100
South32 Ltd	122,503	345
Sunland Group	11,452	16
		3,106

Austria — 1.8%
Erste Group Bank	9,659	403
Kapsch TrafficCom AG	3,230	139
OMV	7,716	443
Schoeller-Bleckmann Oilfield Equipment AG	4,074	507
Strabag SE	889	37
voestalpine	9,102	489
		2,018

Belgium — 0.3%
KBC Group	4,140	320

Brazil — 1.0%
Banco Bradesco SA ADR	49,469	388
JBS SA	106,300	255
Kroton Educacional	53,700	156
TIM Participacoes SA	57,565	207
Trisul SA	70,600	50
		1,056

Canada — 5.9%
Andrew Peller Ltd, Cl A	3,800	53
Bank of Montreal	7,700	596
Bank of Nova Scotia/The	7,700	464
Calian Group Ltd	824	20
Canaccord Genuity Group	3,000	15
Canadian Imperial Bank of Commerce	4,500	393
Canfor *	7,811	195
Cogeco Inc	3,731	188
Conifex Timber Inc *	4,582	20
Constellation Software	596	469
Dollarama	2,300	265

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Empire, Cl A	6,700	$129
Fairfax Financial Holdings Ltd	1,003	563
Magna International, Cl A	11,366	728
Melcor Developments Ltd	1,600	19
Premium Brands Holdings Corp	2,300	206
Restaurant Brands International	4,078	241
Ritchie Bros Auctioneers Inc	4,701	160
Rogers Communications, Cl B	4,300	202
Rogers Communications Inc, Cl B	5,300	249
Royal Bank of Canada	8,700	657
Toronto-Dominion Bank/The	11,700	683
Transat AT Inc, Cl B *	14,862	96
Yellow Pages *	2,500	18
		6,629

China — 1.9%
Agricultural Bank of China Ltd, Cl H	588,000	304
Alibaba Group Holding ADR *	3,046	603
BYD Co Ltd, Cl H	44,000	286
China Life Insurance Co Ltd, Cl H	159,000	444
Ctrip.com International Ltd ADR *	4,603	208
Kweichow Moutai Co Ltd *	1,590	184
Weichai Power Co Ltd, Cl H	51,000	68
		2,097

Colombia — 0.6%
Bancolombia SA ADR, Cl R	9,305	432
Ecopetrol SA ADR	11,613	249
		681

Czech Republic — 0.2%
Komercni banka as	5,567	225

Denmark — 1.3%
Arkil Holding A/S, Cl B	44	8
Columbus A/S	20,107	47
DSV	5,246	436
H Lundbeck A/S ADR	261	18
Novo Nordisk A/S, Cl B	8,728	414
Novozymes A/S, Cl B	4,730	241
Pandora A/S	2,912	229
		1,393

Finland — 2.1%
Alma Media	2,090	17
Atria Oyj, Cl A	6,682	88
Evli Bank PLC, Cl B	1,607	18
Kone OYJ, Cl B	6,958	344
Marimekko OYJ	1,337	23
Neste	7,014	570
Sampo Oyj, Cl A	4,109	202
Scanfil Oyj	4,589	25
Stora Enso OYJ, Cl R	26,593	543

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS

May 31, 2018

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
UPM-Kymmene OYJ	14,606	$536
		2,366

France — 5.0%
Airbus SE	1,360	155
April Group	465	7
Burelle SA	77	121
Capgemini	3,469	456
CNP Assurances	12,560	294
Edenred	16,513	529
Eramet	1,572	276
Essilor International Cie Generale d’Optique SA	2,969	405
Esso SA Francaise	594	35
Gerard Perrier Industrie SA	202	14
IDI SCA	701	40
Kering	375	214
Lacroix SA	276	10
LDC SA	180	30
Legrand SA	4,444	335
L’Oreal SA	1,270	305
Mersen SA	5,068	215
Orange SA	15,530	267
Peugeot SA	1,939	45
Publicis Groupe SA	6,860	477
Safran	5,421	646
Societe Generale SA	6,802	293
Societe Marseillaise du Tunnel Prado- Carenage SA	447	12
Sodexo SA	3,982	386
Synergie SA	611	34
Vetoquinol SA	206	12
		5,613

Germany — 5.4%
Allianz SE	2,300	474
AUDI AG	37	35
BASF SE	3,937	387
Brenntag AG	3,263	188
Continental AG	3,767	955
Deutsche Boerse AG	4,806	642
Deutsche Lufthansa	15,919	432
Eckert & Ziegler AG	3,139	132
Highlight Communications AG	1,314	8
IVU Traffic Technologies	3,622	22
Lang & Schwarz AG	296	12
Logwin AG	58	9
Merck KGaA	4,208	429
MTU Aero Engines AG	1,312	248
SAP SE	12,187	1,370
Schloss Wachenheim AG	625	14
Scout24 (A)	4,211	216
TUI AG	7,800	180

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vonovia	6,474	$305
		6,058

Greece — 0.2%
Intracom Holdings SA *	13,786	11
Motor Oil Hellas Corinth Refineries SA	7,938	160
		171

Hong Kong — 4.0%
AIA Group Ltd	55,600	510
Allied Group Ltd	6,000	38
Anhui Conch Cement, Cl H	151,500	929
Beijing Chunlizhengda Medical Instruments, Cl H	6,200	13
Build King Holdings	380,000	29
Changan Minsheng APLL Logistics Co Ltd, Cl H	10,000	7
China Construction Bank Corp, Cl H	500,000	505
Clear Media Ltd	13,000	10
FSE Engineering Holdings Ltd	38,000	13
Guangnan Holdings Ltd	80,000	10
Hailan Holdings Ltd *	12,000	7
Hang Seng Bank	12,200	305
Hong Kong & China Gas Co Ltd	6,000	13
Hong Kong Exchanges & Clearing Ltd	23,500	760
Industrial & Commercial Bank of China Ltd, Cl H	524,000	434
Le Saunda Holdings	56,000	10
Lion Rock Group Ltd	150,180	28
Lung Kee Bermuda Holdings	86,000	42
Midland Holdings *	56,000	15
Niraku GC Holdings Inc	288,000	23
Shanghai Fosun Pharmaceutical Group Co Ltd, Cl H	71,500	458
Sino Biopharmaceutical	27,000	68
Tencent Holdings	4,700	239
Time Watch Investments	236,000	34
		4,500

Hungary — 0.1%
OTP Bank	4,470	160

India — 1.7%
HDFC Bank Ltd ADR	6,447	686
ICICI Bank Ltd ADR	57,788	485
Infosys ADR	29,866	543
Reliance Industries Ltd GDR (A)	7,740	205
		1,919

Indonesia — 0.3%
Adira Dinamika Multi Finance Tbk PT	52,200	31
Astra Graphia	279,200	28
Hexindo Adiperkasa Tbk PT	41,100	10
Indofood Sukses Makmur Tbk PT	365,300	186
Mandala Multifinance Tbk PT	179,500	22

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mitrabara Adiperdana Tbk PT	162,800	$41
Panin Financial Tbk PT *	1,679,800	27
Saratoga Investama Sedaya Tbk PT *	31,100	9
Telekomunikasi Indonesia Persero Tbk PT	50,800	13
		367

Ireland — 1.0%
CRH PLC	10,265	378
James Hardie Industries PLC	11,520	193
Ryanair Holdings PLC ADR *	4,485	520
		1,091

Israel — 1.0%
Check Point Software Technologies *	3,500	341
FIBI Holdings Ltd	3,147	81
Israel Discount Bank Ltd ADR	546	17
Knafaim Holdings Ltd	1,447	5
Nice Ltd *	2,464	258
SodaStream International Ltd *	4,400	366
		1,068

Italy — 1.6%
CNH Industrial NV	28,380	332
EXOR NV	4,719	342
Ferrari NV	2,110	277
Fiat Chrysler Automobiles NV *	15,600	353
Prysmian SpA	16,652	463
Servizi Italia SpA	6,330	31
		1,798

Japan — 10.2%
Aichi Electric Co Ltd	2,000	60
Ainavo Holdings Co Ltd	5,700	58
Aoki Super Co Ltd	1,000	12
Arata	2,600	162
AT-Group Co Ltd	3,400	89
Axyz Co Ltd	900	38
Chubu-Nippon Broadcasting Co Ltd	800	6
Daihatsu Diesel Manufacturing Co Ltd	2,200	18
Daiichi Sankyo Co Ltd	7,100	228
Daiwa House Industry Co Ltd	10,100	367
Densan Co Ltd	1,400	28
Denso	17,000	828
FANUC Corp	1,200	257
Fujii Sangyo Corp	1,000	14
Fujitsu Ltd	65,000	399
FULLCAST Holdings	4,900	127
Gakken Holdings Co Ltd	1,600	74
Haseko Corp	14,300	218
Hashimoto Sogyo Holdings Co Ltd	800	13
Hikari Furniture Co Ltd	200	10
Hitachi Ltd	110,000	806
Hokuriku Gas Co Ltd	700	20
Honda Motor	4,100	130

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Housecom Corp	1,200	$19
ITOCHU Corp	19,600	369
Japan Exchange Group Inc	28,400	541
JBCC Holdings Inc	8,300	88
Kakiyasu Honten Co Ltd	3,500	95
Kanefusa Corp	3,200	31
Kirin Holdings	400	11
Koike Sanso Kogyo Co Ltd	400	11
Maruzen Co Ltd/Taito ward	2,000	47
Maxvalu Chubu Co Ltd	600	8
Mitsubishi Gas Chemical Co Inc	7,300	187
Mitsui Home Co Ltd	9,000	61
New Cosmos Electric Co Ltd	600	9
Nexon	20,000	332
Nidec Corp	2,700	420
Nintendo	300	124
Nippon Telegraph & Telephone Corp	11,470	539
NTT DOCOMO Inc	15,400	399
Okinawa Cellular Telephone Co	1,100	44
Panasonic Corp	28,300	388
PCA Corp	1,000	16
Sakai Heavy Industries Ltd	1,600	60
Sankyo Frontier Co Ltd	1,500	48
Sato Shoji Corp	3,400	38
Secom Co Ltd	6,800	508
Shimano Inc	2,400	340
Showa Denko	5,200	225
SMC Corp/Japan	1,000	381
Sony Corp	10,200	484
Sumitomo Mitsui Financial Group	6,800	282
Sumitomo Mitsui Trust Holdings	7,600	318
TECHNO ASSOCIE Co Ltd	1,600	18
Techno Medica	1,800	33
TIS Inc	500	24
Tokyo Electron	1,400	263
Tomen Devices Corp	400	10
Toray Industries Inc	53,600	439
Tsubakimoto Kogyo Co Ltd	2,700	98
Ulvac	800	36
Weds	1,100	8
Yamae Hisano Co Ltd	3,600	49
Yutaka Giken	400	10
		11,373

Luxembourg — 0.1%
Alinma Bank *	24,760	138

Malaysia — 0.6%
AFFIN Holdings Bhd	40,600	25
Allianz Malaysia Bhd	19,700	65
Apex Healthcare	20,400	30
Batu Kawan Bhd	9,000	41
Hong Leong Bank	28,200	136

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS

May 31, 2018

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
I-Bhd	91,600	$11
Kenanga Investment Bank Bhd	70,000	11
Kim Loong Resources Bhd	58,700	19
Malaysian Pacific Industries Bhd	10,900	27
Mulpha International Bhd *	20,300	12
Petron Malaysia Refining & Marketing Bhd	30,500	62
Top Glove Corp Bhd	69,900	180
Tropicana Corp Bhd	87,300	19
		638

Mexico — 0.4%
Bio Pappel SAB de CV *	16,386	13
Cia Minera Autlan SAB de CV	12,516	11
Grupo Financiero Banorte SAB de CV, Ser O	68,300	361
Rassini SAB de CV	8,586	29
		414

Netherlands — 2.6%
ASR Nederland	7,850	332
Eurocastle Investment Ltd	4,581	39
Heineken	5,265	526
Heineken Holding	5,529	538
KAS Bank NV	3,730	43
Koninklijke DSM	5,342	531
RELX NV	19,438	424
SNS Reaal *	1,762	–
Unilever NV	8,712	485
		2,918

Norway — 1.9%
Bonheur ASA	1,888	26
Bouvet ASA	342	10
DNB ASA	37,299	668
Equinor ASA	37,960	999
Norsk Hydro ASA	64,601	405
Philly Shipyard ASA	862	6
SpareBank 1 BV	4,160	17
Sparebanken More	290	9
		2,140

Panama — 0.5%
Avianca Holdings SA ADR	2,238	17
Copa Holdings SA, Cl A	4,684	519
		536

Peru — 0.5%
Aceros Arequipa	49,800	13
Credicorp	2,332	516
Empresa Siderurgica del Peru SAA *	50,198	12
Refineria La Pampilla SAA Relapasa *	138,860	11
		552

Philippines — 0.1%
San Miguel Food and Beverage	25,200	32

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Top Frontier Investment Holdings Inc *	11,820	$60
		92

Poland — 0.3%
Agora SA	10,574	44
Colian Holding *	8,588	9
Dom Development SA	1,544	33
Polski Koncern Naftowy ORLEN SA	7,954	175
Zespol Elektrowni Patnow Adamow Konin SA	6,953	19
		280

Portugal — 0.2%
Navigator Co SA/The	30,141	188
Novabase SGPS SA	10,124	34
		222

Qatar — 0.1%
Ooredoo QPSC	7,839	144

Russia — 0.5%
Magnit PJSC GDR	11,719	235
Magnitogorsk Iron & Steel Works PJSC GDR	1,638	17
Sberbank of Russia PJSC ADR	22,376	322
		574

Singapore — 2.3%
800 Super Holdings Ltd	26,700	21
Boustead Singapore Ltd	75,900	45
DBS Group Holdings Ltd	61,800	1,311
Delong Holdings Ltd *	8,300	28
Dutech Holdings Ltd	31,100	7
Great Eastern Holdings Ltd	1,300	30
Hong Leong Asia Ltd *	16,900	12
Hong Leong Finance Ltd	12,900	26
Lum Chang Holdings Ltd	36,700	10
Micro-Mechanics Holdings Ltd	25,100	33
Oversea-Chinese Banking Corp Ltd	6,500	61
Riverstone Holdings Ltd/Singapore	53,300	39
Sing Investments & Finance Ltd	21,700	25
Sinostar PEC Holdings Ltd	151,800	17
Sunningdale Tech Ltd	29,000	31
Tiong Seng Holdings Ltd	66,000	19
United Industrial Corp Ltd	98,000	236
United Overseas Bank Ltd	26,974	567
UOB-Kay Hian Holdings Ltd	17,100	17
Vicom	2,200	10
		2,545

South Africa — 1.6%
African Oxygen Ltd	15,019	35
Alexander Forbes Group Holdings Ltd	34,222	17
Comair Ltd	16,777	7
Combined Motor Holdings Ltd	9,481	25
Discovery Ltd	22,848	278
Hulamin Ltd	53,612	20

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Massmart Holdings Ltd	2,175	$20
Merafe Resources Ltd	130,761	16
Metair Investments	19,199	31
MiX Telematics Ltd ADR	2,930	57
Naspers, Cl N	3,483	832
Standard Bank Group Ltd	25,251	414
		1,752

South Korea — 3.8%
Hyundai Mobis Co Ltd	1,560	316
Korea Airport Service Co Ltd	970	38
LG Display Co Ltd	9,338	192
LG Electronics Inc	4,087	351
MegaStudyEdu Co Ltd	336	49
Moorim Paper Co Ltd	14,643	52
NAVER Corp	342	212
Samsung Electronics Co Ltd	53,600	2,521
SK Hynix	6,279	544
		4,275

Spain — 2.1%
Amadeus IT Group, Cl A	13,962	1,106
Banco Bilbao Vizcaya Argentaria SA	8,645	59
Bankinter SA	28,342	273
Grifols SA	6,325	186
Industria de Diseno Textil SA	10,773	340
Repsol SA	18,423	351
		2,315

Sweden — 2.4%
Atlas Copco, Cl B	15,458	558
Biotage AB	38,344	457
Medcap AB *	9,663	86
Oriflame Holding AG	2,799	94
Svenska Handelsbanken AB, Cl A	30,769	337
Swedish Orphan Biovitrum *	16,422	334
Tele2 AB, Cl B	14,360	175
Volvo, Cl B	34,931	600
		2,641

Switzerland — 4.3%
Cie Financiere Richemont SA	3,071	282
Cie Financiere Tradition SA	195	21
CPH Chemie & Papier Holding *	237	20
Crealogix Holding AG	114	18
Credit Suisse Group AG	20,101	307
Credit Suisse Group AG ADR	28,210	434
Glarner Kantonalbank	757	25
Investis Holding SA	189	12
Logitech International SA	7,310	299
Nestle SA	13,722	1,038
Novartis AG ADR	7,690	573
Partners Group Holding	310	224
Roche Holding AG	2,688	577

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SGS SA *	106	$275
STMicroelectronics	11,097	264
Swiss Life Holding	1,180	403
		4,772

Taiwan — 3.3%
Airmate Cayman International Co Ltd	40,000	27
ASE Industrial Holding	168,137	426
DA CIN Construction	43,000	38
Founding Construction & Development *	19,000	11
Hon Hai Precision Industry	180,800	517
Hon Hai Precision Industry Co Ltd GDR	33,665	193
Hsing TA Cement Co	48,000	22
LCY Technology Corp *	41,000	46
Pegatron Corp	3,633	8
Shanghai Commercial & Savings Bank *	107,871	133
Taiwan Semiconductor Manufacturing Co Ltd	97,000	725
Taiwan Semiconductor Manufacturing Co Ltd ADR	22,171	858
Wiwynn *	27,000	430
Yuanta Financial Holding Co Ltd	542,000	255
ZongTai Real Estate Development *	25,000	19
		3,708

Thailand — 1.2%
Inoue Rubber Thailand PCL	15,100	10
Nava Nakorn PCL	422,400	24
Noble Development PCL	58,700	17
PTT	426,000	696
PTT Exploration & Production PCL	126,400	532
Thai Rayon PCL	35,400	56
Thai Stanley Electric PCL	6,600	52
		1,387

Turkey — 0.7%
Akbank Turk AS	209,681	371
Eregli Demir ve Celik Fabrikalari TAS	94,308	233
Iskenderun Demir ve Celik AS	28,432	51
KOC Holding	45,937	142
		797

United Kingdom — 9.4%
Anglo American	8,680	208
Anpario	3,283	21
ASOS PLC *	2,319	204
AstraZeneca PLC	2,590	188
Barclays PLC	193,451	508
BHP Billiton PLC	8,880	204
Bioquell	6,615	28
Bodycote PLC	13,850	183
boohoo.com plc *	89,999	244
BP PLC	22,985	176
BP PLC ADR	9,714	445
Britvic PLC	17,240	186

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS

May 31, 2018

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($Thousands)

COMMON STOCK (continued)
Burberry Group PLC	7,351	$202
CML Microsystems PLC	1,310	9
Coca-Cola HBC	8,460	289
Computacenter PLC	3,566	63
Dart Group	3,745	40
Diageo PLC	18,798	691
Evraz PLC	2,630	18
Exillon Energy PLC *	4,819	5
Experian PLC	14,852	364
Ferrexpo PLC	37,127	108
Games Workshop Group PLC	10,005	386
GlaxoSmithKline PLC	3,670	74
Hargreaves Lansdown PLC	11,349	288
Harworth Group	9,267	15
Howden Joinery Group PLC	26,046	174
HSBC Holdings PLC	103,428	992
Indivior PLC	17,994	115
Intertek Group PLC	2,560	186
ITV PLC	149,495	323
Judges Scientific	655	22
Just Eat PLC *	40,770	457
K3 Capital Group	6,215	26
Kingspan Group PLC	7,965	368
Mondi	3,291	92
Morgan Sindall Group PLC	1,725	34
Pagegroup PLC	2,389	17
Prudential PLC	14,565	351
Rio Tinto PLC	17,403	982
Rio Tinto PLC ADR	8,628	489
Robert Walters PLC	2,187	19
Rolls-Royce Holdings PLC	10,299	113
Softcat PLC	7,706	79
SSP Group	9,880	85
St James’s Place PLC	14,293	227
Tesco	47,634	156
Vitec Group PLC/The	4,186	70
		10,524
United States — 4.3%
Carnival Corp, Cl A	9,611	599
Core Laboratories NV	4,916	610
Equinor ADR	23,725	623
Everest Re Group Ltd	2,228	502
ICON PLC *	13,438	1,733
Melco Resorts & Entertainment ADR	7,727	252
Nomad Foods *	3,197	56
PriceSmart Inc	1,802	153
Spotify Technology *	1,600	252
		4,780
Total Common Stock (Cost $88,342) ($ Thousands)		102,799

Description	Shares	Market Value ($Thousands)

PREFERRED STOCK — 0.6%

Brazil — 0.3%
Banco do Estado do Rio Grande do Sul	12,700	$56
Centrais Eletricas Santa Catarina	7,400	61
Itau Unibanco Holding SA ADR	15,820	183
		300

Germany — 0.3%
Einhell Germany AG	791	91
KSB SE & Co KGaA	237	100
Maschinenfabrik Berthold Hermle AG	139	61
Villeroy & Boch AG	2,407	50
		302

Spain — 0.0%
Grifols SA	3,441	75

Total Preferred Stock (Cost $689) ($ Thousands)		677

	Number of Participation Notes

PARTICIPATION NOTE — 0.3%

Luxembourg — 0.3%
Al Rajhi Bank, Expires 02/12/2020 *	15,580	355

Total Participation Note (Cost $269) ($ Thousands)		355
Description	Number of Rights	Market Value ($ Thousands)

RIGHTS — 0.0%

Austria — 0.0%
Immofinanz * ‡‡	306	1

Total Rights (Cost $—) ($ Thousands)		1

	Shares

CASH EQUIVALENT — 3.9%
SEI Daily Income Trust, Government Fund, Cl F
1.850%**†	4,360,965	4,361

Total Cash Equivalent (Cost $4,361) ($ Thousands)		4,361

Total Investments in Securities— 97.0% (Cost $93,661) ($ Thousands)		$108,193

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Screened World Equity Ex-US Fund (Continued)

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

DJ Euro Stoxx 50 Index	44	Jun-2018	$1,812	$1,750	$(62)
FTSE 100 Index	10	Jun-2018	1,030	1,021	(9)
Hang Seng Index	2	Jun-2018	386	389	3
S&P TSX 60 Index	3	Jun-2018	443	439	(4)
SPI 200 Index	2	Jun-2018	229	228	(1)
TOPIX Index	8	Jun-2018	1,302	1,285	(17)

			$5,202	$5,112	$(90)

Percentages are based on Net Assets of $111,582 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2018.

†	Investment in Affiliated Security (see Note 6).

‡‡	Expiration date not available.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $421 ($ Thousands), representing 0.38% of the Net Assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

DJ — Dow Jones

FTSE— Financial Times and Stock Exchange

GDR — Global Depositary Receipt

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

S&P— Standard & Poor’s

Ser — Series

SPI — Share Price Index

TOPIX — Tokyo Price Index

TSX — Toronto Stock Exchange

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$102,799	$–	$–	$102,799
Preferred Stock	677	–	–	677
Participation Note	–	355	–	355
Rights	1	–	–	1
Cash Equivalent	4,361	–	–	4,361

Total Investments in Securities	$107,838	$355	$–	$108,193

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$3	$–	$–	$3
Unrealized Depreciation	(93)	–	–	(93)

Total Other Financial Instruments	$(90)	$–	$–	$(90)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the period ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the period ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$3,119	$24,147	$(22,905)	$4,361	$34

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	7

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.1%

Australia — 0.7%
Accent Group	28,612	$34
Alumina	126,149	256
Aristocrat Leisure	76,860	1,747
Beach Energy	230,228	286
BlueScope Steel	33,192	437
Boral	9,588	46
CIMIC Group ‡	4,921	153
Cochlear	2,940	436
Costa Group Holdings	33,576	195
Downer EDI	71,679	381
Goodman Group	28,562	202
Insurance Australia Group Ltd	134,412	827
Metcash	16,048	35
Mineral Resources Ltd	22,629	316
Monadelphous Group	11,471	126
Nine Entertainment Holdings	93,469	170
Qantas Airways	57,017	274
REA Group	3,141	204
Rio Tinto Ltd	1,847	116
Sandfire Resources NL	20,167	133
Santos *	106,638	473
SEEK Ltd	4,764	73
South32 Ltd	147,729	416
St. Barbara	59,810	216
Treasury Wine Estates Ltd	51,314	644
Whitehaven Coal	67,148	267
		8,463

Austria — 0.2%
AT&S Austria Technologie & Systemtechnik	2,643	54
Erste Group Bank *	19,234	802
FACC	2,105	40
OMV	2,903	167
Raiffeisen Bank International	26,984	855
		1,918

Belgium — 0.1%
Ageas	11,435	579
Groupe Bruxelles Lambert	575	61
KBC Group	1,473	114
Umicore	12,697	717
		1,471

Brazil — 0.1%
Banco do Brasil SA *	19,100	156
Banco Santander Brasil SA	17,500	159
Equatorial Energia	12,300	201
Fibria Celulose	8,100	154
Localiza Rent a Car SA *	31,300	208
Petroleo Brasileiro *	46,300	276
QGEP Participacoes	10,374	34
Suzano Papel e Celulose SA	10,500	121

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Via Varejo	16,329	$102
		1,411

Canada — 1.6%
BRP	5,143	239
Canadian National Railway	108,764	9,076
Canfor *	8,746	219
Canfor Pulp Products	3,694	64
CGI Group Inc, Cl A *	4,400	270
CI Financial	8,400	163
Cogeco Inc	661	33
Colliers International Group	3,260	235
Constellation Software	800	630
Dollarama	6,738	777
Empire, Cl A	22,335	430
Fairfax Financial Holdings Ltd	235	132
First Quantum Minerals Ltd	31,800	499
FirstService	4,401	310
Franco-Nevada	200	14
Husky Energy	9,100	131
Intact Financial Corp	4,300	325
Kirkland Lake Gold	18,703	344
Lululemon Athletica Inc *	4,500	473
Martinrea International	2,800	34
Methanex	2,900	198
National Bank of Canada	5,500	263
Norbord Inc	5,620	234
Parex Resources Inc *	20,897	377
Rogers Communications, Cl B	13,318	625
Russel Metals	7,226	163
Shopify *	400	59
Spin Master *(A)	2,114	82
Sun Life Financial	8,900	368
Teck Cominco, Cl B	31,500	854
TFI International	11,706	355
Toronto-Dominion Bank/The	22,300	1,301
Wajax	100	2
West Fraser Timber	13,405	974
		20,253

Chile — 0.1%
Banco de Chile	1,318,648	213
Banco Santander Chile	1,951,710	159
Empresas CMPC	54,219	211
Empresas COPEC SA	15,814	240
		823

China — 0.5%
Alibaba Group Holding ADR *	10,487	2,076
Autohome ADR *	7,923	893
China National Building Material, Cl H	100,625	115
China Shenhua Energy, Cl H	331,473	866
Country Garden Holdings Co Ltd	568,000	1,114
Huaxin Cement, Cl B	26,000	35

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Shenzhou International Group Holdings Ltd	34,000	$398
TAL Education Group ADR *	16,600	705
YY Inc ADR *	2,875	335
		6,537

Czech Republic — 0.0%
CEZ AS	9,792	245
Philip Morris CR	58	38
		283

Denmark — 0.8%
Carlsberg A/S, Cl B	34,200	3,797
Chr Hansen Holding	4,405	422
DSV	9,348	776
Orsted (A)	11,643	697
Pandora A/S	44,088	3,465
Tryg	2,635	61
William Demant Holding A/S *	6,414	233
		9,451

Egypt — 0.0%
Alexandria Mineral Oils	58,807	41
Eastern Tobacco	15,611	154
		195

Finland — 0.5%
DNA Oyj	6,691	157
Elisa, Cl A	264	12
Fortum	25,348	595
Metso	106,000	3,665
Neste	23,873	1,940
Stora Enso OYJ, Cl R	17,811	364
UPM-Kymmene OYJ	1,675	62
		6,795

France — 5.5%
Aeroports de Paris	1,917	400
Atos	34,000	4,612
BNP Paribas	55,000	3,407
Capgemini	29,000	3,813
Carrefour	205,000	3,691
Cie de Saint-Gobain	90,000	4,504
Cie Generale des Etablissements Michelin SCA, Cl B	32,800	4,238
Coface *	12,000	128
Credit Agricole SA	2,799	38
Dassault Aviation SA	91	176
Dassault Systemes	3,931	551
Edenred, Industrials	8,883	284
Eiffage	4,760	536
Electricite de France	35,500	472
Eurazeo	3,082	241
Faurecia	4,399	372
Fonciere Des Regions	2,205	230
Gaztransport Et Technigaz	2,873	171

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Gecina	2,891	$499
Getlink	18,073	245
Hermes International	797	566
Kering	10,495	5,999
LVMH Moet Hennessy Louis Vuitton	4,740	1,644
Manitou BF	1,008	42
Mersen SA	1,480	63
Orange SA	232,600	3,998
Pernod-Ricard	378	63
Publicis Groupe SA	72,400	5,032
Remy Cointreau	1,210	179
Rubis SCA	6,500	458
Safran, Industrials	2,054	245
Sanofi	75,000	5,746
Societe Generale SA	90,000	3,872
TechnipFMC	99,000	3,118
TOTAL SA	81,000	4,921
Trigano	802	159
Ubisoft Entertainment *	2,487	269
Veolia Environnement	160,612	3,641
		68,623

Germany — 2.0%
1&1 Drillisch	3,406	235
Axel Springer	3,072	223
Bayerische Motoren Werke	29,500	2,940
Commerzbank *	45,858	468
Covestro (A)	16,405	1,492
Deutsche Boerse AG	440	59
Deutsche Lufthansa	34,728	942
E.ON	31,252	331
HUGO BOSS AG	821	74
Innogy (A)	4,619	195
MTU Aero Engines AG	53,391	10,078
Puma Rudolf Dassler Sport *	783	474
RWE	13,385	303
Siltronic	2,492	420
Symrise	870	71
thyssenkrupp	157,000	4,136
Uniper	12,565	398
United Internet	4,465	285
Vonovia	25,355	1,194
Wirecard	6,300	972
		25,290

Greece — 0.1%
Mytilineos Holdings	60,000	636

Hong Kong — 0.9%
Agile Group Holdings	211,591	404
Anhui Conch Cement, Cl H	201,120	1,233
China Evergrande Group *	19,828	58
China Mengniu Dairy *	17,000	62
China Resources Enterprise	46,000	223

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CIFI Holdings Group	172,000	$133
ENN Energy Holdings	7,000	72
Fairwood Holdings	8,604	34
Galaxy Entertainment Group *	144,000	1,268
Geely Automobile Holdings	406,410	1,153
Health and Happiness H&H International Holdings *	24,800	195
Hengan International Group Co Ltd	43,000	410
HK Electric Investments & HK Electric Investments Ltd (A)	140,000	135
HKT Trust & HKT Ltd	38,000	48
Huabao International Holdings	92,000	61
Lonking Holdings	243,898	122
Minth Group Ltd	42,000	193
Sino Biopharmaceutical	195,000	493
Sunny Optical Technology Group	36,200	737
Techtronic Industries	71,500	429
Tencent Holdings	50,800	2,585
Wynn Macau	123,840	475
Zhongsheng Group Holdings	65,519	210
		10,733

Hungary — 0.0%
OTP Bank	12,161	435

India — 0.3%
Bajaj Finance	4,417	138
Bajaj Finserv	1,853	166
Coromandel International	8,422	56
Future Retail Ltd *	12,718	111
Gujarat Narmada Valley Fertilizers & Chemicals	7,831	56
Hindustan Petroleum	51,328	237
Hindustan Unilever Ltd	29,902	714
JSW Steel	49,876	245
Maruti Suzuki India Ltd	4,746	601
Shriram Transport Finance	3,019	65
Sterlite Technologies	8,403	41
Tata Steel	12,232	105
Tech Mahindra	25,411	268
Titan Co Ltd	30,967	413
Vakrangee Ltd	93,803	45
		3,261

Indonesia — 0.1%
Bank Negara Indonesia Persero Tbk PT	437,400	267
Indika Energy	279,282	75
Indo Tambangraya Megah Tbk PT	45,124	84
Medco Energi Internasional *	669,181	54
Tambang Batubara Bukit Asam Persero	449,639	123
Unilever Indonesia	59,100	194
United Tractors	199,531	503
		1,300

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Ireland — 0.3%
Kerry Group, Cl A	3,483	$366
Mallinckrodt PLC *	5,700	96
Smurfit Kappa Group	81,600	3,372
		3,834

Israel — 0.0%
Check Point Software Technologies *	3,500	341
Frutarom Industries	2,346	229
		570

Italy — 1.6%
CNH Industrial NV	254,000	2,971
Enel	148,585	816
Ferrari	18,175	2,365
Intesa Sanpaolo	1,717,136	5,040
Mediobanca Banca di Credito Finanziario	40,684	383
Poste Italiane (A)	17,184	147
Telecom Italia *	3,088,600	2,478
UniCredit	311,681	5,142
		19,342

Japan — 16.8%
Aeon Fantasy	898	58
Aichi Steel	4,800	193
Asahi Group Holdings	148,307	7,775
Asahi Kasei	2,300	32
Brother Industries Ltd	24,053	505
Central Glass	13,600	303
Central Japan Railway Co	44,863	9,295
Ci:z Holdings	3,489	199
Citizen Watch	381,200	2,544
Cosmo Energy Holdings	7,179	245
Create Restaurants Holdings	5,545	73
Credit Saison	44,000	732
DA Consortium Holdings	2,599	67
Daibiru	60,600	649
Daifuku	6,300	328
Dai-ichi Life Holdings	305,300	5,706
Daiichi Sankyo Co Ltd	21,200	682
Daito Trust Construction	56,397	9,224
Daiwa Securities Group	312,000	1,814
Denso	33,000	1,607
Don Quijote Holdings	8,100	432
Dowa Holdings	6,800	216
en-japan	990	49
Exedy	41,000	1,294
FamilyMart	3,400	354
Fancl	4,663	216
Fuji Heavy Industries	53,700	1,646
Fuji Media Holdings	157,800	2,659
Futaba Industrial	7,184	52
GS Yuasa	478,000	2,270
Hikari Tsushin	1,100	196

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hisamitsu Pharmaceutical	3,300	$275
Hitachi Capital	14,100	366
Hitachi Construction Machinery Co Ltd	5,700	211
Hitachi Zosen	244,400	1,255
Hokuetsu Kishu Paper	19,800	108
Honda Motor	186,800	5,927
Idemitsu Kosan Co Ltd	9,400	316
Iida Group Holdings	2,600	50
Inpex	5,700	64
Investors Cloud	3,085	61
ITOCHU Corp	369,648	6,961
Japan Airlines Co Ltd	6,300	245
Japan Aviation Electronics Industry	19,000	317
Japan Tobacco Inc	34,500	932
JFE Holdings	315,900	6,548
JXTG Holdings Inc	470,322	3,043
KDDI Corp	246,500	6,683
Keyence	1,500	923
Kirin Holdings	119,695	3,410
Kose	1,800	392
Koshidaka Holdings	4,480	71
Kyoei Steel	51,400	984
Lawson	46,900	3,061
M3	10,600	444
Macnica Fuji Electronics Holdings	3,500	59
Mazda Motor	487,300	6,145
McDonald’s Holdings Co Japan Ltd	2,600	131
MISUMI Group	16,946	491
Mitsubishi	134,000	3,738
Mitsubishi Chemical Holdings	76,172	707
Mitsubishi Estate	87,000	1,582
Mitsubishi Heavy Industries	171,000	6,485
Mitsubishi UFJ Lease & Finance Co Ltd	446,100	2,673
Mitsui & Co Ltd	148,400	2,618
Mizuho Financial Group	3,513,000	6,134
Nabtesco *	3,400	111
NET One Systems	9,984	163
Nexon *	21,400	355
NHK Spring	30,300	299
NichiiGakkan	3,500	38
Nidec Corp	2,000	311
Nintendo	2,200	911
Nippon Electric Glass	32,200	875
Nippon Steel & Sumitomo Metal	295,400	6,206
Nippon Telegraph & Telephone Corp	117,300	5,513
Nippon Television Holdings	21,500	363
Nippon Yusen	208,400	4,256
Nishi-Nippon Financial Holdings	99,100	1,155
Nissan Motor Co Ltd	641,300	6,378
Nisshin Steel	9,100	134
Nissin	1,200	29
Nitori Holdings	3,400	586

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NOK	17,500	$330
Nomura Holdings	293,000	1,521
North Pacific Bank	108,400	360
Obic	3,600	312
Ono Pharmaceutical	7,700	191
Open House	3,897	246
Oracle Corp Japan *	6,448	492
Oriental Land	12,400	1,273
Otsuka Corp	5,900	244
Persol Holdings	10,100	217
Pola Orbis Holdings	5,500	273
Recruit Holdings	91,700	2,557
Ricoh Leasing	9,600	321
Round One	6,525	115
Ryohin Keikaku	1,300	443
Sankyu	6,130	337
Sanyo Special Steel	12,700	327
Sawai Pharmaceutical	56,200	2,475
Shiseido	4,900	389
Shizuoka Bank	34,200	331
Showa	4,892	88
Showa Denko	11,400	494
Sony Financial Holdings	273,700	5,041
Stanley Electric	1,800	62
SUMCO	12,600	307
Sumitomo	8,100	136
Sumitomo Electric Industries	375,900	5,690
Sumitomo Metal Mining	14,300	548
Sumitomo Mitsui Financial Group	148,700	6,163
Sumitomo Mitsui Trust Holdings	153,900	6,434
Sundrug	1,900	87
Suzuki Motor	4,500	259
Sysmex	7,300	659
Systena	6,400	72
Tachi-S, Cl S	23,400	420
Taisei	8,238	454
Taisho Pharmaceutical Holdings Co Ltd	500	53
T-Gaia	2,300	65
Toho Holdings Co Ltd	72,700	1,789
Tokai Carbon	23,868	491
Tokai Rika	17,500	328
Tokyo Electron	15,947	2,994
Towa Pharmaceutical	15,200	954
Toyoda Gosei	7,200	190
Tsugami	6,185	65
Tsumura & Co	97,300	3,551
Tsuruha Holdings	2,100	313
UACJ	20,300	463
Xebio Holdings	69,700	1,177
Yamada Denki	445,200	2,311
YA-MAN Ltd	2,722	65
Yamato Kogyo	7,600	237

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Yaskawa Electric	16,400	$664
		207,886

Luxembourg — 0.4%
RTL Group SA	899	68
Trinseo SA	76,000	5,495
		5,563

Malaysia — 0.1%
Carlsberg Brewery Malaysia	19,272	96
Malayan Banking	133,000	323
Nestle Malaysia	7,627	284
Petronas Chemicals Group Bhd	157,000	317
Public Bank Bhd	12,800	77
Tenaga Nasional Bhd	12,400	45
		1,142

Mexico — 0.0%
America Movil, Ser L	441,600	341

Netherlands — 1.5%
Aegon NV	29,142	181
AMG Advanced Metallurgical Group	2,239	129
ArcelorMittal	1,717	56
ASR Nederland	10,963	463
BE Semiconductor Industries	6,942	233
Heineken	5,323	532
Heineken Holding	4,356	424
Koninklijke Ahold Delhaize	136,700	3,136
Koninklijke DSM	6,018	598
Koninklijke Vopak	110,439	5,414
NN Group NV	5,670	243
Royal Dutch Shell, Cl A	211,000	7,311
Wolters Kluwer	1,096	62
		18,782

New Zealand — 0.1%
a2 Milk *	86,880	663
Fisher & Paykel Healthcare Corp Ltd	33,013	307
Ryman Healthcare Ltd	12,096	97
		1,067

Norway — 0.1%
BW Offshore *	11,134	64
Equinor ASA	20,852	549
Marine Harvest	18,170	364
Orkla ASA	3,707	33
Salmar	580	25
Telenor ASA	6,979	144
		1,179

Peru — 0.1%
Cia de Minas Buenaventura SAA ADR	10,400	161
Credicorp	3,100	686
		847

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Poland — 0.4%
Bank Pekao	68,500	$2,070
getBACK *	158,863	371
LPP	73	185
Powszechna Kasa Oszczednosci Bank Polski	37,183	376
Powszechny Zaklad Ubezpieczen SA	195,000	1,913
		4,915

Portugal — 0.0%
Galp Energia SGPS SA, Cl B	17,049	316

Puerto Rico — 0.0%
First BanCorp/Puerto Rico *	25,315	196
OFG Bancorp	5,717	81
		277

Romania — 0.6%
BRD-Groupe Societe Generale	1,227,319	3,812
Fondul Proprietatea	5,946,650	1,437
OMV Petrom	19,746,028	1,513
Societatea Nationala de Gaze Naturale ROMGAZ	130,000	1,141
		7,903

Russia — 2.1%
Alrosa PJSC	1,700,000	2,408
Bank St. Petersburg PJSC	1,334,412	1,083
Detsky Mir PJSC (A)	933,431	1,423
ENEL RUSSIA PJSC	15,143,000	345
Gazprom Neft PJSC	168,840	872
Gazprom Neft PJSC ADR	59,873	1,530
Magnit PJSC	20,179	1,655
MMC Norilsk Nickel PJSC ADR	93,000	1,649
Mobile TeleSystems PJSC	449,220	2,035
Moscow Exchange MICEX-RTS PJSC	408,000	737
Protek PJSC	358,200	498
Sberbank of Russia PJSC	1,390,000	4,959
Sberbank of Russia PJSC ADR	66,190	952
Sistema PJSC FC GDR	118,227	399
Tatneft PJSC	71,583	765
Tatneft PJSC ADR	7,384	473
TGC-1 PJSC, Cl 1 *	2,350,000,000	370
X5 Retail Group NV GDR	118,000	3,351
		25,504

Singapore — 0.3%
CapitaLand Commercial Trust	150,600	193
CapitaLand Mall Trust ‡	34,000	53
DBS Group Holdings Ltd	23,700	503
Flex Ltd *	150,400	2,089
Oversea-Chinese Banking Corp Ltd	39,300	368
Suntec	16,400	22
Venture	35,821	565
		3,793

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Slovenia — 0.4%
Krka dd Novo mesto	29,532	$1,972
Luka Koper	32,784	1,186
Telekom Slovenije DD	11,451	1,176
		4,334

South Africa — 0.2%
Bidvest Group	3,166	51
FirstRand Ltd	9,632	46
Growthpoint Properties	154,542	332
Imperial Holdings	8,026	129
Mr Price Group	27,726	549
Nedbank Group Ltd	7,997	173
RMB Holdings Ltd	27,954	160
SPAR Group Ltd/The	4,157	63
Standard Bank Group Ltd	37,141	608
Truworths International Ltd	23,159	154
		2,265

South Korea — 1.4%
Hana Financial Group	26,417	1,019
Hotel Shilla Co Ltd	503	58
LG Household & Health Care	38	47
Lotte Chemical Corp	584	200
LOTTE Fine Chemical	2,204	140
Orion	1,088	131
Samsung Biologics Co Ltd *(A)	1,148	463
Samsung Electronics GDR (A)	8,249	9,700
Samsung SDS Co Ltd	1,227	240
Shinsegae Inc	212	86
SillaJen *	3,562	266
SK Hynix	52,519	4,551
SK Innovation Co Ltd	538	103
S-Oil	1,082	108
		17,112

Spain — 0.6%
Amadeus IT Group, Cl A	5,062	401
Banco Santander SA	750,000	4,027
Ence Energia y Celulosa	15,198	120
Telefonica	338,100	2,978
		7,526

Sweden — 0.5%
Boliden *	24,452	523
Evolution Gaming Group (A)	2,463	156
Granges	9,824	127
ICA Gruppen AB	2,558	79
LeoVegas (A)	8,509	72
Lundin Petroleum	7,999	253
Millicom International Cellular	579	36
Sandvik	39,954	692
Swedish Match AB	32,981	1,561

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Volvo, Cl B	155,913	$2,679
		6,178

Switzerland — 1.5%
ABB Ltd	220,000	4,988
Baloise Holding	783	115
Barry Callebaut AG	136	238
Chocoladefabriken Lindt & Spruengli AG	7	45
Clariant	14,869	360
Givaudan	242	540
Julius Baer Group	1,093	64
Kuehne + Nagel International AG	447	68
LEM Holding	60	101
Lonza Group	2,807	753
Novartis AG	18,500	1,373
Pargesa Holding SA	2,168	190
Partners Group Holding	3,357	2,431
Sika	124	993
STMicroelectronics	30,465	724
Swatch Group, Cl B	7,850	3,818
Swiss Prime Site AG	702	66
Swisscom AG	1,485	664
VAT Group (A)	2,137	307
Vifor Pharma	2,668	415
		18,253

Taiwan — 0.8%
China Development Financial Holding Corp	600,000	225
E.Sun Financial Holding	321,000	224
First Financial Holding	129,040	88
Global Unichip	12,209	104
Globalwafers	12,000	237
Hiwin Technologies Corp	30,815	437
SinoPac Financial Holdings	205,000	76
Taishin Financial Holding	98,000	48
Taiwan Cooperative Financial Holding	439,000	259
Taiwan Semiconductor Manufacturing Co Ltd ADR	163,530	6,329
Uni-President Enterprises	190,000	463
Walsin Lihwa	350,324	293
Win Semiconductors	18,000	146
Yageo	32,500	1,032
		9,961

Thailand — 0.2%
Airports of Thailand	255,600	547
CP ALL PCL	176,300	445
Indorama Ventures	71,649	131
PTT	105,082	172
PTT Global Chemical	128,246	358
Thai Oil PCL	104,788	301
		1,954

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Turkey — 0.6%
Aksigorta	622,249	$542
Arcelik AS	431,881	1,582
BIM Birlesik Magazalar	30,268	462
Enerjisa Enerji (A)	662,000	961
Eregli Demir ve Celik Fabrikalari TAS	161,908	401
Ford Otomotiv Sanayi AS	8,276	117
Kordsa Teknik Tekstil	925,613	1,405
Petkim Petrokimya Holding	90,361	94
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	721,568	617
Tekfen Holding	18,490	62
Trakya Cam Sanayii	40,800	36
Turk Hava Yollari AO *	72,501	266
Turkiye Garanti Bankasi AS	525,468	1,032
Turkiye Is Bankasi, Cl C	149,829	197
Turkiye Vakiflar Bankasi TAO, Cl D	74,145	89
Yapi ve Kredi Bankasi *	85,865	76
		7,939

United Kingdom — 5.5%
3i Group PLC	16,880	214
Anglo American	60,929	1,457
Ashmore Group PLC	16,357	80
Ashtead Group PLC	2,659	82
B&M European Value Retail SA	56,012	300
Barratt Developments PLC	24,772	180
Berkeley Group Holdings	8,027	454
BP PLC	895,000	6,863
Compass Group PLC	18,560	399
Croda International PLC	5,226	324
easyJet PLC	9,507	216
Electrocomponents PLC	50,621	474
Etalon Group GDR	250,000	738
Evraz PLC	42,774	291
Fenner PLC	21,534	175
Fevertree Drinks PLC	9,512	380
Forterra PLC (A)	8,347	34
GlaxoSmithKline PLC	260,000	5,273
Globaltrans Investment PLC GDR	228,406	2,284
Gocompare.Com Group PLC	26,038	43
GVC Holdings	11,140	151
Hargreaves Lansdown PLC	15,562	395
Hays PLC	148,355	362
HSBC Holdings PLC	363,408	3,485
Intertek Group PLC	17,042	1,240
Kainos Group PLC	7,600	41
Keywords Studios PLC	3,766	85
Kingfisher PLC	450,000	1,828
Liberty Global PLC *	109,120	3,020
Lloyds Banking Group PLC	2,740,000	2,305
London Stock Exchange Group	11,967	713
Meggitt PLC	528,814	3,460
Next PLC	91,911	7,094

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Old Mutual	74,382	$237
Pagegroup PLC	38,842	274
Pearson PLC	288,670	3,463
Persimmon PLC	24,567	926
Plus500 Ltd	10,471	227
RELX PLC	8,320	183
Rhi Magnesita NV	3,334	226
Ros Agro GDR	85,499	954
Royal Mail PLC	106,487	721
Segro PLC	60,916	531
Shire PLC	34,400	1,877
Sky	28,972	519
Softcat PLC	12,044	123
SSP Group	54,230	465
Taylor Wimpey PLC	139,639	353
Tesco	61,376	201
TUI AG	24,732	575
Victrex PLC	11,093	417
Vodafone Group PLC	1,150,000	2,935
WH Smith PLC	234,818	6,056
WPP PLC	154,000	2,526
		68,229

United States — 46.5%

Consumer Discretionary — 9.8%
Abercrombie & Fitch Co, Cl A	4,256	102
Adient PLC	58,800	3,131
Amazon.com Inc *	46	75
AMC Networks Inc, Cl A *	8,100	463
American Eagle Outfitters Inc	20,017	444
Aptiv PLC	90,694	8,843
AutoZone Inc *	300	195
Bed Bath & Beyond Inc	149,000	2,706
Best Buy Co Inc	15,000	1,024
BJ’s Restaurants Inc	729	41
BorgWarner Inc	18,400	898
Buckle Inc/The	3,813	96
Carnival Corp, Cl A	4,600	286
Children’s Place Inc/The	2,100	270
Comcast Corp, Cl A	21,900	683
Crocs Inc *	8,694	155
Dana Inc	18,200	406
Deckers Outdoor Corp *	3,620	410
Delphi Technologies PLC	44,954	2,252
Dick’s Sporting Goods Inc	14,900	545
Dillard’s Inc, Cl A	2,047	167
Discovery Communications Inc, Cl C *	8,678	172
Dollar General Corp	40,834	3,572
Dollar Tree Inc *	11,000	908
Domino’s Pizza Inc	13,528	3,402
DR Horton Inc	21,300	899
Fiat Chrysler Automobiles *	262,000	6,086
Five Below *	6,546	463

SEI Institutional Investments Trust / Annual Report / May 31, 2018	7

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Foot Locker Inc	10,800	$583
Ford Motor Co	46,600	538
Fox Factory Holding Corp *	4,219	168
Francesca’s Holdings Corp *	129,300	764
Gap Inc/The	27,322	764
General Motors Co	296,406	12,657
Gentex Corp	207,274	4,981
Goodyear Tire & Rubber Co/The	135,630	3,313
Group 1 Automotive Inc	28,500	2,002
Guess? Inc	7,558	148
H&R Block	26,299	722
Hanesbrands Inc	20,700	377
Harley-Davidson Inc	11,900	489
Hilton Grand Vacations Inc *	963	38
Hilton Worldwide Holdings Inc	5,600	452
Kohl’s Corp	19,372	1,293
Lear Corp	4,000	792
Liberty Global PLC, Cl A *	24,981	712
LKQ Corp *	1,200	38
Marriott International Inc/MD, Cl A	7,900	1,069
McDonald’s Corp	17,100	2,736
MDC Holdings Inc	21,800	688
Melco Resorts & Entertainment ADR	8,400	274
Michael Kors Holdings Ltd *	15,037	863
Netflix Inc *	1,800	633
Nordstrom Inc	11,700	574
NVR Inc *	569	1,702
Office Depot Inc	1,027,480	2,425
O’Reilly Automotive Inc *	25,817	6,955
Penske Automotive Group Inc	13,100	631
PetMed Express Inc	3,006	108
Pier 1 Imports Inc *	683,650	1,627
Polaris Industries Inc	7,334	821
PulteGroup Inc	35,200	1,065
PVH Corp	3,700	592
Qurate Retail *	36,296	738
Ralph Lauren Corp, Cl A	1,300	175
RH *	4,388	429
Ross Stores Inc	5,399	426
Royal Caribbean Cruises Ltd	5,500	577
Sonic Automotive Inc, Cl A	39,200	835
Tailored Brands Inc	5,760	189
Tapestry Inc	5,600	245
Target Corp	46,769	3,409
Tempur Sealy International Inc *	7,600	351
Thor Industries Inc	13,444	1,245
Time Warner Inc	103,632	9,758
Toll Brothers Inc	5,100	201
TripAdvisor Inc *	55,380	2,888
Urban Outfitters Inc *	9,417	391
Vail Resorts Inc	600	144
VF Corp	17,518	1,422

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Viacom Inc, Cl B	8,500	$230
Weight Watchers International Inc *	3,987	300
Whirlpool Corp	5,900	854
Williams-Sonoma Inc	12,500	692
World Wrestling Entertainment Inc, Cl A	3,382	196
Wyndham Worldwide Corp	1,100	119
Wynn Resorts Ltd	3,100	608
Yum China Holdings Inc	1,300	51

		118,761

Consumer Staples — 1.6%
Archer-Daniels-Midland Co	21,000	918
Boston Beer Co Inc/The, Cl A *	1,022	259
Brown-Forman Corp, Cl B	10,100	571
Campbell Soup	15,400	518
Chefs’ Warehouse Inc/The *	2,113	57
Constellation Brands Inc, Cl A	2,300	513
Estee Lauder Cos Inc/The, Cl A	22,019	3,291
Ingredion Inc	5,800	646
JM Smucker Co/The	4,100	441
Kroger Co/The	34,300	835
Lamb Weston Holdings Inc	17,937	1,143
Medifast Inc	1,142	167
Molson Coors Brewing Co, Cl B	9,400	580
Monster Beverage Corp *	11,600	593
National Beverage Corp *	1,481	140
Seaboard Corp	100	408
Sprouts Farmers Market Inc *	6,434	140
SUPERVALU Inc *	205,620	3,802
Tyson Foods Inc, Cl A	14,700	992
Walgreens Boots Alliance Inc	23,700	1,479
Walmart Inc	16,811	1,388

		18,881

Energy — 2.0%
California Resources Corp *	3,751	138
Chevron Corp	9,100	1,131
Concho Resources Inc *	1,300	179
Continental Resources Inc/OK *	2,400	162
CVR Energy Inc	1,864	70
Delek US Holdings Inc	10,394	580
Diamondback Energy Inc	4,500	543
Exxon Mobil Corp	29,300	2,380
Helmerich & Payne Inc	1,800	119
HollyFrontier Corp	26,927	2,078
Mammoth Energy Services Inc *	988	37
Marathon Petroleum Corp	21,300	1,683
McDermott International *	138,278	3,005
Newfield Exploration Co *	14,400	421
Occidental Petroleum Corp	2,299	194
PBF Energy Inc, Cl A	93,415	4,407
Phillips 66	2,200	256
Renewable Energy Group Inc *	3,402	61

8	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Southwestern Energy Co *	532,900	$2,521
Talos Energy *	2,027	65
US Silica Holdings Inc	13,900	430
Valero Energy Corp	23,900	2,897
Whiting Petroleum Corp *	9,458	496

		23,853

Financials — 7.6%
Aflac Inc	228,148	10,280
Allstate Corp/The	30,600	2,860
Ally Financial Inc	173,900	4,461
American International Group Inc	116,718	6,162
Ameriprise Financial Inc	8,600	1,192
Annaly Capital Management Inc ‡	50,900	531
Bank of America Corp	154,200	4,478
BlackRock Inc, Cl A	800	427
Capital One Financial Corp	11,600	1,090
Cboe Global Markets Inc	6,800	663
Charles Schwab Corp/The	58,463	3,252
CIT Group Inc	11,600	579
Citigroup Inc	36,900	2,461
Citizens Financial Group Inc	40,600	1,659
CME Group Inc, Cl A	30,755	5,010
CNA Financial Corp	22,000	1,034
Comerica Inc	5,067	478
Discover Financial Services	14,300	1,056
E*TRADE Financial Corp *	7,600	481
Enova International Inc *	3,179	107
Fifth Third Bancorp	25,500	780
FirstCash Inc	5,913	537
FNF Group	9,000	333
Goldman Sachs Group Inc/The	33,027	7,460
Hartford Financial Services Group Inc/The	10,700	560
Huntington Bancshares	16,500	245
Intercontinental Exchange Inc	47,698	3,381
JPMorgan Chase & Co	17,600	1,883
Lazard Ltd, Cl A (B)	8,400	432
Legg Mason Inc	10,800	403
Lincoln National Corp	10,000	663
Live Oak Bancshares Inc	2,199	65
LPL Financial Holdings Inc	2,700	186
MGIC Investment Corp *	23,500	244
Moody’s Corp	6,200	1,058
Morgan Stanley	38,700	1,940
MSCI Inc, Cl A	4,300	699
Nasdaq Inc	2,900	266
Ocwen Financial Corp *	12,953	57
PNC Financial Services Group Inc/The	19,900	2,854
Popular Inc	3,465	157
Progressive Corp/The	34,200	2,123
Prudential Financial Inc	8,200	794
Regions Financial Corp	80,600	1,470
Reinsurance Group of America Inc, Cl A	4,100	613

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
S&P Global Inc	26,600	$5,254
Starwood Property Trust Inc ‡	22,700	493
State Bank Financial Corp	2,281	77
State Street Corp	7,300	702
SunTrust Banks Inc	16,000	1,080
SVB Financial Group *	1,508	471
T Rowe Price Group Inc	26,904	3,267
TCF Financial Corp	4,871	128
TD Ameritrade Holding Corp	7,100	420
Unum Group	13,200	512
US Bancorp	8,800	440
Virtu Financial Inc, Cl A	6,387	198
World Acceptance Corp *	874	94
Zions Bancorporation	20,800	1,140

		91,740

Health Care — 6.3%
Abbott Laboratories	2,600	160
AbbVie Inc	34,241	3,388
Aetna Inc	54,875	9,665
Align Technology Inc *	11,100	3,685
Alnylam Pharmaceuticals Inc *	300	30
Amgen Inc	13,100	2,353
AMN Healthcare Services Inc *	6,215	351
Anthem Inc	7,400	1,639
Baxter International Inc	10,400	737
Biogen Inc *	15,267	4,488
Centene Corp *	16,100	1,886
Chemed Corp	2,078	677
Cigna Corp	61,695	10,449
Cooper Cos Inc/The	400	91
DENTSPLY SIRONA Inc	43,730	1,916
Enanta Pharmaceuticals Inc *	1,922	192
Express Scripts Holding Co *	13,400	1,016
Gilead Sciences Inc	9,400	634
HCA Healthcare Inc	12,000	1,238
Humana Inc	500	145
IDEXX Laboratories *	8,460	1,761
Illumina Inc *	8,066	2,198
Innoviva Inc *	12,004	178
Intuitive Surgical Inc *	6,100	2,804
IQVIA Holdings Inc *	38,753	3,834
Johnson & Johnson	12,700	1,519
LHC Group Inc *	1,400	108
McKesson Corp	7,000	994
Merck & Co Inc	19,700	1,173
Mettler-Toledo International Inc *	400	220
National Research Corp, Cl A	1,033	36
Pfizer Inc	82,000	2,946
Tivity Health Inc *	4,376	153
UnitedHealth Group Inc	48,472	11,706
Varian Medical Systems Inc *	200	24
Waters Corp *	600	116

SEI Institutional Investments Trust / Annual Report / May 31, 2018	9

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WellCare Health Plans Inc *	4,300	$953
Zoetis Inc, Cl A	2,134	179

		75,642

Industrials — 7.8%
Air Lease Corp, Cl A	13,600	604
American Airlines Group Inc	10,600	462
AMETEK Inc	4,800	351
Atlas Air Worldwide Holdings Inc *	60,900	4,150
Boeing Co/The	26,952	9,491
Brink’s Co/The	5,616	445
Caterpillar Inc	1,400	213
CH Robinson Worldwide Inc	12,163	1,058
Copart Inc *	13,608	746
CoStar Group Inc *	1,700	648
CSX Corp	13,500	873
Cummins Inc	23,100	3,289
Deere	6,752	1,009
Deluxe Corp	5,100	339
Fastenal Co	6,500	346
FedEx Corp	20,018	4,987
Fluor Corp	1,000	49
Fortive Corp	200	15
GATX Corp	6,200	446
General Dynamics Corp	9,300	1,876
Harris	6,500	978
Huntington Ingalls Industries Inc	3,500	774
IDEX Corp	3,400	472
Insperity Inc	6,982	642
ITT Inc	19,200	991
JB Hunt Transport Services Inc	3,400	436
JetBlue Airways Corp *	31,400	593
Kansas City Southern	1,800	193
Knight-Swift Transportation Holdings Inc, Cl A	8,400	342
L3 Technologies Inc	2,400	476
Landstar System Inc	5,280	599
Lockheed Martin Corp	700	220
ManpowerGroup Inc	6,200	558
Meritor Inc *	110,300	2,289
Norfolk Southern Corp	600	91
Northrop Grumman Corp	10,300	3,371
Old Dominion Freight Line Inc	3,500	546
Orbital ATK Inc	120	16
Owens Corning	10,500	664
PGT Innovations Inc *	5,914	122
Raytheon Co	13,200	2,765
Regal Beloit Corp	8,800	699
Republic Services Inc, Cl A	8,600	580
Robert Half International Inc	18,043	1,149
Rockwell Collins Inc	2,900	399
Rollins Inc	4,600	229
RR Donnelley & Sons Co	265,500	1,657

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Rush Enterprises Inc, Cl A *	3,935	$169
Southwest Airlines Co	166,077	8,483
Spirit AeroSystems Holdings Inc, Cl A	10,700	906
Textron Inc	2,500	166
TransUnion	10,500	720
TriNet Group Inc *	5,349	287
Triumph Group Inc	118,000	2,502
Tutor Perini Corp *	76,670	1,518
Union Pacific Corp	60,264	8,603
United Continental Holdings Inc *	13,700	953
United Rentals Inc *	10,300	1,644
United Technologies Corp	78,304	9,774
Verisk Analytics Inc, Cl A *	1,400	149
Waste Connections	10,300	792
Waste Management Inc	21,300	1,762
WW Grainger Inc	7,243	2,238
Xylem	10,500	739

		94,653

Information Technology — 9.9%
58.com ADR *	4,300	349
Accenture PLC, Cl A	2,205	343
Adobe Systems Inc *	3,600	897
Akamai Technologies Inc *	9,580	722
Alphabet Inc, Cl A *	3,242	3,566
Alphabet Inc, Cl C *	1,682	1,825
Amdocs Ltd	9,700	654
Amkor Technology Inc *	29,700	270
Amphenol Corp, Cl A	12,200	1,061
ANSYS Inc *	2,900	472
Apple Inc	11,844	2,213
Applied Materials Inc	169,285	8,596
Arista Networks Inc *	14,726	3,704
Arrow Electronics Inc *	8,800	652
ASML Holding NV, Cl G	8,847	1,740
Aspen Technology Inc *	9,058	845
Autodesk Inc *	21,423	2,766
Broadridge Financial Solutions Inc	6,500	750
CA Inc	17,400	622
Cadence Design Systems Inc *	4,300	183
Cisco Systems Inc	54,200	2,315
Citrix Systems Inc	5,200	549
Cognizant Technology Solutions Corp, Cl A	2,100	158
Corning Inc	28,400	772
Dell Technologies Inc, Cl V *	10,800	871
DXC Technology Co	2,900	267
eBay Inc *	109,682	4,137
Electro Scientific Industries Inc *	1,993	39
Electronic Arts Inc *	24,686	3,232
F5 Networks Inc *	4,000	692
FleetCor Technologies Inc *	1,400	279
FLIR Systems Inc	3,000	162
Fortinet Inc *	4,500	275

10	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Gartner Inc *	500	$66
Hewlett Packard Enterprise Co	58,700	895
HP Inc	39,200	864
IAC/InterActiveCorp *	2,300	357
Intel Corp	62,100	3,428
International Business Machines Corp	7,900	1,116
Intuit	8,700	1,754
IPG Photonics Corp *	5,700	1,375
Jabil	24,700	699
Jack Henry & Associates Inc	1,000	125
Juniper Networks Inc	26,200	698
Lam Research Corp	12,969	2,570
Mastercard Inc, Cl A	34,810	6,618
Microchip Technology Inc	1,600	156
Micron Technology Inc *	53,100	3,058
Microsoft Corp	68,019	6,723
Motorola Solutions Inc	7,500	805
NetApp Inc	3,300	225
NVIDIA Corp	6,600	1,664
ON Semiconductor Corp *	35,900	902
Oracle Corp	50,400	2,355
Palo Alto Networks Inc *	800	166
PayPal Holdings Inc *	120,449	9,885
Progress Software Corp	5,052	191
Red Hat Inc *	14,781	2,401
salesforce.com Inc *	6,900	892
Seagate Technology PLC	21,444	1,208
ServiceNow Inc *	9,300	1,652
SMART Global Holdings Inc *	1,192	53
SolarEdge Technologies *	3,637	203
Square Inc, Cl A *	14,200	827
Stamps.com Inc *	2,160	542
Sykes Enterprises Inc *	7,700	217
Synopsys Inc *	2,800	247
Syntel Inc *	4,311	136
Systemax Inc	1,382	46
Take-Two Interactive Software Inc *	32,086	3,596
TE Connectivity Ltd	2,400	223
Texas Instruments Inc	1,800	201
Total System Services Inc	15,071	1,284
Travelport Worldwide Ltd	28,100	493
TTM Technologies Inc *	19,400	350
Twitter Inc *	6,600	229
Unisys Corp *	177,210	2,135
VeriSign *	14,000	1,826
Visa Inc, Cl A	47,011	6,145
VMware Inc, Cl A *	3,800	522
Weibo ADR *	1,600	163
Western Digital Corp	8,600	718
Western Union Co/The	37,000	736
Worldpay Inc, Cl A *	1,200	95

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xerox Corp	13,400	$364

		120,177

Materials — 0.8%
Avery Dennison Corp	4,800	504
Boise Cascade Co	4,950	236
Celanese Corp, Cl A	9,300	1,050
CF Industries Holdings Inc	7,600	313
Chemours Co/The	19,177	939
Eastman Chemical Co	11,500	1,200
FMC Corp	2,000	174
Huntsman Corp	33,200	1,061
International Paper Co	9,200	492
Kronos Worldwide Inc	2,400	59
Louisiana-Pacific	18,808	549
LyondellBasell Industries NV, Cl A	12,600	1,413
Myers Industries Inc	2,888	57
Owens-Illinois Inc *	22,200	413
Packaging Corp of America	100	12
Reliance Steel & Aluminum Co	5,500	515
Resolute Forest Products *	7,384	79
Schnitzer Steel Industries Inc, Cl A	3,445	107
Southern Copper Corp	5,500	269
Steel Dynamics Inc	2,400	119
Warrior Met Coal Inc	4,007	109

		9,670

Real Estate — 0.7%
CBRE Group Inc, Cl A *	4,500	208
CoreCivic Inc ‡	27,200	585
Crown Castle International Corp ‡	25,941	2,702
DDR	33,550	510
Digital Realty Trust Inc ‡	100	11
Equinix Inc ‡	4,161	1,651
Essex Property Trust Inc ‡	500	120
Exantas Capital ‡	3,879	39
Extra Space Storage Inc ‡	1,200	116
Host Hotels & Resorts ‡	38,900	841
Jones Lang LaSalle Inc	2,200	360
Marcus & Millichap Inc *	2,233	84
Omega Healthcare Investors Inc ‡	16,300	500
SBA Communications Corp, Cl A *‡	5,000	790
Senior Housing Properties Trust ‡	24,100	426

		8,943

Telecommunication Services — 0.2%
AT&T Inc	28,500	921
Verizon Communications Inc	24,000	1,144

		2,065

Utilities — 1.0%
Alliant Energy Corp	3,600	149
Ameren Corp	7,800	462
American Electric Power Co Inc	1,500	102

SEI Institutional Investments Trust / Annual Report / May 31, 2018	11

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American Water Works Co Inc	3,300	$274
CenterPoint Energy Inc	400	10
CMS Energy	900	42
Consolidated Edison Inc	7,700	591
Dominion Energy Inc	17,000	1,091
DTE Energy Co	6,800	697
Eversource Energy	1,200	69
Exelon Corp	17,500	724
FirstEnergy Corp	39,000	1,342
NextEra Energy Inc	22,700	3,764
NiSource Inc	2,000	51
Pinnacle West Capital Corp	1,400	111
Public Service Enterprise Group Inc	31,300	1,658
Vistra Energy *	14,200	348
Xcel Energy	17,600	801

		12,286
		576,671

Total Common Stock (Cost $1,115,928) ($ Thousands)		1,191,561

PREFERRED STOCK — 0.2%

Brazil — 0.1%
Gol Linhas Aereas Inteligentes, Cl Preference *	12,389	45
Itausa - Investimentos Itau SA	178,700	539
Petroleo Brasileiro, Cl Preference *	45,600	232
		816

Chile — 0.0%
Sociedad Quimica y Minera de Chile, Cl B	1,567	82

Croatia — 0.1%
Adris Grupa DD	9,955	683

Germany — 0.0%
Porsche Automobil Holding	6,460	476
STO & KGaA	255	33
		509

Total Preferred Stock (Cost $2,317) ($ Thousands)		2,090

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	14,640,048	$14,640

Total Cash Equivalent (Cost $14,640) ($ Thousands)		14,640

Total Investments in Securities— 97.5% (Cost $1,132,885) ($ Thousands)		$1,208,291

	Contracts

PURCHASED OPTIONS* — 0.0%

Total Purchased Options(C) (Cost $683) ($ Thousands)	167,050,694	$266

12	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

A list of the open option contracts held by the Fund at May 31, 2018, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
June 18 Put NOK Call JPY*	42,189,576	$560,178	$13.37	06/16/18	$41
June 18 Put NOK Call JPY*	8,087,660	107,385	13.37	06/16/18	8
June 18 Put NOK Call JPY*	2,556,944	33,950	13.37	06/16/18	3
June 18 Put NZD Call JPY*	9,588,540	730,943	75.50	06/16/18	3
June 18 Put NZD Call JPY*	6,392,360	487,295	75.40	06/16/18	1
June 18 Put NZD Call JPY*	11,186,630	852,767	75.35	06/16/18	8
June 18 Put USD Call JPY*	15,980,900	1,736,245	109.00	06/16/18	77
June 18 Put USD Call JPY*	9,588,540	1,041,747	109.10	06/16/18	53
May 18 Put USD Call JPY*	14,382,810	1,562,620	108.90	06/16/18	32
		7,113,130			226

Call Options
June 18 Call AUD Put USD*	9,588,540	7,255	0.76	06/16/18	7
June 18 Call AUD Put USD*	6,392,360	4,837	0.76	06/16/18	4
June 18 Call CAD Put JPY*	8,949,304	749,535	84.90	06/16/18	–
June 18 Call GBP Put JPY*	6,392,360	924,136	147.10	06/16/18	4
June 18 Call GBP Put JPY*	6,392,360	924,137	147.05	06/16/18	4
June 18 Call USD Put JPY*	9,381,810	1,019,287	108.90	06/16/18	21
		3,629,187			40
Total Purchased Options		$10,742,317			$266

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
DJ Euro Stoxx 50 Index	(145)	Jun-2018	$(5,976)	$(5,767)	$110
FTSE 100 Index	(25)	Jun-2018	(2,569)	(2,552)	(26)
Hang Seng Index	39	Jun-2018	7,554	7,581	26
MSCI Emerging Markets E-MINI	486	Jun-2018	28,538	27,257	(1,280)
MSCI Singapore Index	97	Jun-2018	2,905	2,839	(74)
OMX Index	9	Jun-2018	160	157	(3)
S&P 500 Index E-MINI	404	Jun-2018	54,200	54,651	451
S&P TSX 60 Index	132	Jun-2018	18,744	19,320	702
SPI 200 Index	132	Jun-2018	15,340	15,022	200
TOPIX Index	(570)	Jun-2018	(91,645)	(91,524)	(1,673)

			$27,251	$26,984	$(1,567)

SEI Institutional Investments Trust / Annual Report / May 31, 2018	13

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/29/18	USD	65	RON	260	$–
Brown Brothers Harriman	06/29/18	USD	238	RON	940	(2)
Brown Brothers Harriman	06/29/18	USD	28	CZK	617	–
Brown Brothers Harriman	06/29/18	USD	278	CZK	6,102	(1)
Brown Brothers Harriman	06/29/18	USD	5	HUF	1,473	–
Brown Brothers Harriman	06/29/18	USD	512	HUF	139,165	(2)
Brown Brothers Harriman	06/29/18	USD	789	NZD	1,140	11
Brown Brothers Harriman	06/29/18	NZD	1,348	USD	933	(13)
Brown Brothers Harriman	06/29/18	NOK	1,107	USD	137	1
Brown Brothers Harriman	06/29/18	NOK	419	USD	51	–
Brown Brothers Harriman	06/29/18	USD	1,937	ILS	6,902	2
Brown Brothers Harriman	06/29/18	USD	12	ILS	42	–
Brown Brothers Harriman	06/29/18	USD	31	PLN	116	–
Brown Brothers Harriman	06/29/18	USD	2,176	PLN	7,994	(13)
Brown Brothers Harriman	06/29/18	USD	2,276	TRY	10,897	101
Brown Brothers Harriman	06/29/18	USD	260	TRY	1,176	(3)
Brown Brothers Harriman	06/29/18	USD	32	NOK	258	–
Brown Brothers Harriman	06/29/18	USD	2,783	NOK	22,503	(29)
Brown Brothers Harriman	06/29/18	ILS	25	USD	7	–
Brown Brothers Harriman	06/29/18	ILS	4,700	USD	1,319	(2)
Brown Brothers Harriman	06/29/18	USD	7,694	MXN	152,837	(90)
Brown Brothers Harriman	06/29/18	USD	373	DKK	2,385	2
Brown Brothers Harriman	06/29/18	USD	7,572	DKK	48,018	(26)
Brown Brothers Harriman	06/29/18	SGD	63	USD	47	–
Brown Brothers Harriman	06/29/18	SGD	8,038	USD	5,998	(17)
Brown Brothers Harriman	06/29/18	USD	118	SEK	1,043	–
Brown Brothers Harriman	06/29/18	USD	11,498	SEK	100,454	(98)
Brown Brothers Harriman	06/29/18	AUD	194	USD	147	–
Brown Brothers Harriman	06/29/18	AUD	11,463	USD	8,667	(6)
Brown Brothers Harriman	06/29/18	USD	14,616	HKD	114,605	5
Brown Brothers Harriman	06/29/18	USD	2	HKD	19	–
Brown Brothers Harriman	06/29/18	PLN	19,161	USD	5,215	31
Brown Brothers Harriman	06/29/18	PLN	169	USD	45	–
Brown Brothers Harriman	06/29/18	CHF	21,121	USD	21,360	(179)
Brown Brothers Harriman	06/29/18	USD	21,623	SGD	28,976	60
Brown Brothers Harriman	06/29/18	USD	229	SGD	306	–
Brown Brothers Harriman	06/29/18	USD	22,562	ZAR	282,455	(330)
Brown Brothers Harriman	06/29/18	CAD	25,027	USD	19,413	102
Brown Brothers Harriman	06/29/18	CAD	780	USD	601	(1)
Brown Brothers Harriman	06/29/18	HKD	306	USD	39	–
Brown Brothers Harriman	06/29/18	HKD	25,820	USD	3,293	(1)
Brown Brothers Harriman	06/29/18	USD	28,182	AUD	37,270	18
Brown Brothers Harriman	06/29/18	USD	348	AUD	460	–
Brown Brothers Harriman	06/29/18	MXN	32,447	USD	1,634	19
Brown Brothers Harriman	06/29/18	CZK	33,074	USD	1,504	5
Brown Brothers Harriman	06/29/18	CZK	623	USD	28	–
Brown Brothers Harriman	06/29/18	USD	34,178	CHF	33,797	288

14	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/29/18	RON	34,489	USD	8,728	$90
Brown Brothers Harriman	06/29/18	RON	227	USD	57	–
Brown Brothers Harriman	06/29/18	USD	483	CAD	626	–
Brown Brothers Harriman	06/29/18	USD	37,958	CAD	48,938	(197)
Brown Brothers Harriman	06/29/18	ZAR	40,674	USD	3,246	44
Brown Brothers Harriman	06/29/18	GBP	45,865	USD	61,430	328
Brown Brothers Harriman	06/29/18	GBP	1,028	USD	1,366	(3)
Brown Brothers Harriman	06/29/18	TRY	102	USD	23	–
Brown Brothers Harriman	06/29/18	TRY	56,372	USD	11,648	(652)
Brown Brothers Harriman	06/29/18	DKK	67,896	USD	10,707	36
Brown Brothers Harriman	06/29/18	DKK	2,045	USD	320	(1)
Brown Brothers Harriman	06/29/18	USD	1,554	GBP	1,169	3
Brown Brothers Harriman	06/29/18	USD	72,594	GBP	54,200	(388)
Brown Brothers Harriman	06/29/18	SEK	82,266	USD	9,416	80
Brown Brothers Harriman	06/29/18	SEK	2,121	USD	239	(2)
Brown Brothers Harriman	06/29/18	HUF	87,845	USD	323	1
Brown Brothers Harriman	06/29/18	HUF	3,735	USD	14	–
Brown Brothers Harriman	06/29/18	USD	846	CNY	5,430	–
Brown Brothers Harriman	06/29/18	USD	101,841	CNY	650,574	(494)
Brown Brothers Harriman	06/29/18	USD	110,979	JPY	12,077,389	401
Brown Brothers Harriman	06/29/18	USD	5,581	EUR	4,795	28
Brown Brothers Harriman	06/29/18	USD	140,347	EUR	119,463	(626)
Brown Brothers Harriman	06/29/18	EUR	154,592	USD	181,617	811
Brown Brothers Harriman	06/29/18	EUR	3,050	USD	3,549	(19)
Brown Brothers Harriman	06/29/18	CNY	503,864	USD	78,876	385
Brown Brothers Harriman	06/29/18	CNY	13,410	USD	2,087	(2)
Brown Brothers Harriman	06/29/18	JPY	24,615,194	USD	226,177	(830)
Standard Chartered	06/25/18	USD	8,097	KRW	8,753,004	22
Standard Chartered	06/25/18	KRW	8,779,647	USD	8,097	(47)
						$(1,200)

Percentages are based on Net Assets of $1,239,095 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2018.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $15,864 ($ Thousands), representing 1.28% of the Net Assets of the Fund.

(B)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $432 ($ Thousands), or 0.0% of the net assets of the Fund (see Note 2).

(C)	Refer to table below for details on Options Contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CNY — Chinese Yuan Onshore

CZK — Czech Koruna

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

HUF — Hungarian Forint

ILS — Israeli New Sheckels

JPY — Japanese Yen

KRW — Korean Won

Ltd. — Limited

MSCI — Morgan Stanley Capital International

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

PLN — Polish Zloty

RON — Romanian Leu

S&P— Standard & Poor’s

SGD — Singapore Dollar

SEI Institutional Investments Trust / Annual Report / May 31, 2018	15

SCHEDULE OF INVESTMENTS

May 31, 2018

World Select Equity Fund (Continued)

SEK — Swedish Krona

Ser — Series

SPI — Share Price Index

TOPIX — Tokyo Price Index

TRY — Turkish Lira

TSX — Toronto Stock Exchange

USD — United States Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,185,099	$6,462	$–	$1,191,561
Preferred Stock	1,407	683	–	2,090
Cash Equivalent	14,640	–	–	14,640

Total Investments in Securities	$1,201,146	$7,145	$–	$1,208,291

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$266	$–	$–	$266
Futures Contracts *

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Unrealized Appreciation	1,489	–	–	1,489
Unrealized Depreciation	(3,056)	–	–	(3,056)
Forwards Contracts *
Unrealized Appreciation	–	2,874	–	2,874
Unrealized Depreciation	–	(4,074)	–	(4,074)

Total Other Financial Instruments	$(1,301)	$(1,200)	$–	$(2,501)

* Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the period ended May 31, 2018, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the period ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the period ended May 31, 2018 ($ Thousands):

Security Description	Value 5/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/18	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$–	$312,152	$(297,512)	$14,640	$147

The accompanying notes are an integral part of the financial statements.

16	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 90.4%

Argentina — 2.1%
Banco Macro SA ADR	11,100	$873
Cablevision Holding SA GDR *	76,426	932
Central Puerto SA ADR	47,538	643
Empresa Distribuidora Y Comercializadora Norte ADR *	9,629	429
Grupo Financiero Galicia SA ADR	128,785	5,446
Grupo Supervielle SA ADR	178,304	3,062
IRSA Inversiones y Representaciones SA ADR	40,790	775
MercadoLibre Inc	14,002	4,072
Pampa Energia SA ADR *	40,741	1,943
Telecom Argentina SA ADR	37,830	834
Transportadora de Gas del Sur SA ADR *	75,500	1,259
YPF SA ADR	125,620	2,281
		22,549

Austria — 0.1%
Vienna Insurance Group AG Wiener Versicherung Gruppe	50,725	1,456

Bangladesh — 0.5%
BRAC Bank Ltd *	3,443,478	3,065
City Bank Ltd/The	1,084,628	438
Envoy Textiles Ltd	312,107	114
GrameenPhone Ltd	107,880	535
Square Pharmaceuticals Ltd	332,363	1,121
		5,273

Bermuda — 0.1%
Central European Media Enterprises Ltd, Cl A *	220,372	837

Botswana — 0.0%
Sechaba Breweries Holdings Ltd	116,590	226

Brazil — 3.0%
Ambev SA	148,400	785
Azul SA ADR *	53,564	1,145
Banco do Brasil SA	316,600	2,582
Banco Santander Brasil SA	63,200	573
Cia de Saneamento Basico do Estado de Sao Paulo	26,000	183
Cia de Saneamento Basico do Estado de Sao Paulo ADR	119,425	820
Cielo SA	165,900	755
Cosan SA Industria e Comercio	150,700	1,570
Embraer SA ADR	88,030	2,118
Engie Brasil Energia SA	73,000	725
Estacio Participacoes SA	53,400	361
Fleury SA	75,300	497
Hypera SA	49,500	375
International Meal Co Alimentacao SA, Cl A	320,338	632
JBS SA	379,000	909
Kroton Educacional	268,600	780
Localiza Rent a Car SA	237,313	1,576

Description Shares		Market Value ($ Thousands)

COMMON STOCK (continued)
Lojas Renner SA	188,000	$1,498
Magazine Luiza SA	74,300	2,163
Mahle-Metal Leve	101,300	734
Movida Participacoes SA	497,835	925
Raia Drogasil SA	169,063	2,827
Smiles Fidelidade SA	76,600	1,198
Suzano Papel e Celulose SA	172,600	1,998
Vale SA ADR, Cl B	349,387	4,752
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	175,577	857
		33,338

British Virgin Islands — 0.1%
Hollysys Automation Technologies Ltd	59,955	1,431

Canada — 0.8%
Africa Oil *	432,848	430
First Quantum Minerals Ltd	219,702	3,447
Gran Tierra Energy Inc *	710,260	2,310
Guyana Goldfields Inc *	202,856	765
Parex Resources Inc *	107,930	1,948
		8,900

Chile — 0.4%
Parque Arauco SA	205,192	599
SMU SA *	4,073,721	1,276
Vina Concha y Toro SA	1,338,175	2,828
		4,703

China — 9.3%
Agricultural Bank of China Ltd, Cl H	3,742,000	1,937
Air China Ltd, Cl H	748,000	867
Alibaba Group Holding ADR *	109,963	21,774
ANTA Sports Products Ltd	425,758	2,453
Baidu Inc ADR *	8,400	2,038
China Communications Construction Co Ltd, Cl H	2,075,000	2,227
China Lodging Group Ltd ADR	41,420	1,823
China Petroleum & Chemical Corp ADR	14,620	1,425
China Petroleum & Chemical Corp, Cl H	6,434,000	6,291
China Railway Construction Corp Ltd, Cl H	1,071,500	1,214
China Railway Group Ltd, Cl H	1,326,000	1,070
Country Garden Holdings Co Ltd	1,276,000	2,502
Ctrip.com International Ltd ADR *	44,895	2,024
Dongfeng Motor Group Co Ltd, Cl H	1,102,000	1,257
Fosun International Ltd	1,060,000	2,330
Guangzhou R&F Properties Co Ltd	998,000	2,341
Hangzhou Hikvision Digital Technology Co Ltd, Cl A	259,950	1,590
Hangzhou Tigermed Consulting Co Ltd, Cl A	301,100	2,688
JD.com Inc ADR *	91,866	3,232
Kingdee International Software Group Co Ltd	5,746,000	6,307
Kweichow Moutai Co Ltd, Cl A	12,900	1,514
Maanshan Iron & Steel Co Ltd, Cl H *	4,814,000	2,332

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NetEase Inc ADR	10,771	$2,459
New Oriental Education & Technology Group Inc ADR	28,457	2,831
Noah Holdings ADR *	38,938	2,332
PICC Property & Casualty Co Ltd	282,000	497
Ping An Insurance Group of China, Cl H	715,000	7,009
Shenzhou International Group Holdings Ltd	188,000	2,200
Silergy Corp	101,947	2,334
Sinopharm Group Co Ltd, Cl H	383,200	1,702
Sinotrans Ltd, Cl H	4,388,000	2,489
Weichai Power Co Ltd, Cl H	457,000	613
YY Inc ADR *	41,929	4,886
Zhejiang Expressway Co Ltd, Cl H	1,474,000	1,475
		102,063

Colombia — 0.9%
Bancolombia SA ADR, Cl R	128,949	5,981
Canacol Energy Ltd *	430,406	1,416
CEMEX Latam Holdings SA *	618,645	1,778
Ecopetrol	299,675	323
Empresa de Telecomunicaciones de Bogota *	3,940,928	514
		10,012

Czech Republic — 0.3%
CEZ AS	38,894	972
Komercni banka as	52,100	2,108
		3,080

Egypt — 0.7%
Commercial International Bank Egypt SAE	293,450	1,382
Commercial International Bank Egypt SAE GDR	557,135	2,624
Credit Agricole Egypt SAE	559,780	1,457
ElSewedy Electric Co	29,000	339
Integrated Diagnostics Holdings PLC (A)	442,170	2,123
		7,925

Greece — 0.4%
Eurobank Ergasias SA *	978,842	1,028
National Bank of Greece SA *	9,036,925	2,842
		3,870

Hong Kong — 14.5%
Agile Group Holdings	1,208,000	2,304
AIA Group Ltd	370,440	3,400
Anhui Conch Cement, Cl H	722,500	4,430
Bank of China Ltd, Cl H	13,799,000	7,212
Beijing Enterprises Holdings Ltd	212,500	1,174
China Conch Venture Holdings Ltd	890,500	3,088
China Construction Bank Corp, Cl H	16,814,000	16,977
China Everbright International Ltd	1,869,000	2,792
China Everbright Ltd	512,000	1,125
China Jinmao Holdings Group Ltd	1,612,000	921
China Lilang	2,008,000	3,021
China Medical System Holdings Ltd	1,136,000	2,737

Description Shares		Market Value ($ Thousands)

COMMON STOCK (continued)
China Mobile Ltd ADR	69,352	$3,115
China Overseas Property Holdings Ltd	6,520,000	2,543
China Pacific Insurance Group, Cl H	125,800	544
China Southern Airlines Co Ltd, Cl H	1,434,000	1,419
China Suntien Green Energy, Cl H	6,007,000	2,106
China Water Affairs Group Ltd	2,286,000	2,250
Chinasoft International	1,696,000	1,427
CIMC Enric Holdings Ltd	1,814,000	2,141
CITIC Ltd	2,324,000	3,455
CNOOC	1,132,000	1,905
Geely Automobile Holdings	520,000	1,475
Guangzhou Automobile Group Co Ltd, Cl H	2,234,000	3,788
Hengan International Group Co Ltd	259,500	2,471
Hua Hong Semiconductor Ltd (A)	1,328,608	3,218
Industrial & Commercial Bank of China Ltd, Cl H	5,282,000	4,377
JNBY Design	714,500	1,716
K Wah International Holdings Ltd	2,478,000	1,659
Kingboard Chemical Holdings	400,000	1,591
KWG Property Holding Ltd	1,003,000	1,384
Lifetech Scientific *	3,704,000	1,355
Luye Pharma Group Ltd	2,786,000	3,058
Nine Dragons Paper Holdings Ltd	1,410,000	2,243
Nissin Foods *	3,531,000	2,282
Regina Miracle International Holdings Ltd (A)	1,456,000	1,244
Shanghai Jin Jiang International Hotels Group Co Ltd, Cl H	5,600,000	2,470
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	580,600	1,795
Shimao Property Holdings Ltd	977,000	2,890
Sinopec Shanghai Petrochemical Co Ltd, Cl H	2,630,000	1,941
SITC International Holdings Co Ltd	2,237,000	2,624
SSY Group Ltd	3,516,273	3,761
Tencent Holdings	586,128	29,829
TravelSky Technology Ltd, Cl H	1,188,000	3,476
Uni-President China Holdings Ltd	2,399,000	2,584
United Laboratories International Holdings Ltd/The *	2,876,271	3,344
Xinyi Glass Holdings Ltd	1,192,000	1,638
		158,299

Hungary — 0.1%
MOL Hungarian Oil & Gas	93,719	882
Richter Gedeon Nyrt	2,064	40
Waberer’s International Nyrt *	33,000	457
		1,379

India — 6.6%
Adani Ports & Special Economic Zone Ltd	212,145	1,233
Asian Paints Ltd	85,820	1,659
Bajaj Auto Ltd	53,958	2,199
Bharat Electronics Ltd	380,718	646
Biocon Ltd	105,471	1,040

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cipla Ltd/India	97,470	$758
Eicher Motors Ltd	4,556	2,078
Endurance Technologies Ltd (A)	92,072	1,787
Future Retail Ltd *	196,903	1,719
Godrej Consumer Products Ltd	98,149	1,657
HCL Technologies Ltd	168,483	2,273
HDFC Bank Ltd ADR	62,936	6,698
Hindalco Industries Ltd	694,729	2,411
Hindustan Petroleum	289,611	1,338
Hindustan Unilever Ltd	242,385	5,788
ICICI Bank Ltd ADR	200,581	1,683
Indiabulls Housing Finance Ltd	109,697	2,020
Infosys Ltd	246,546	4,500
Jindal Steel & Power Ltd	689,280	2,345
Jubilant Foodworks	29,439	1,094
KEC International *	542,069	2,901
Larsen & Toubro Ltd	85,990	1,746
Maruti Suzuki India Ltd	10,910	1,380
Radico Khaitan *	53,116	362
Reliance Capital Ltd	161,428	999
Reliance Infrastructure Ltd	117,850	759
Rural Electrification Corp Ltd	403,095	706
State Bank of India	205,264	820
Syngene International Ltd (A)	181,409	1,612
Tata Consultancy Services Ltd	228,476	5,895
Titan Co Ltd	135,874	1,812
UPL Ltd	282,164	2,959
Vakrangee Ltd	716,944	346
Vedanta Ltd	557,678	2,052
WNS Holdings Ltd ADR *	60,734	3,106
		72,381

Indonesia — 1.9%
Bank Negara Indonesia Persero Tbk PT	1,107,500	675
Bank Tabungan Negara Persero Tbk PT	5,607,461	1,231
Gudang Garam Tbk PT	141,600	698
Indo Tambangraya Megah Tbk PT	632,000	1,175
Indofood Sukses Makmur Tbk PT	1,334,700	680
Kalbe Farma Tbk PT	13,818,982	1,363
Link Net Tbk PT	1,632,500	546
Malindo Feedmill Tbk PT	3,961,500	204
Matahari Department Store Tbk PT	1,789,200	1,178
Media Nusantara Citra Tbk PT	9,076,700	784
Medikaloka Hermina *	11,480,000	2,793
Pan Brothers Tbk PT *	17,184,600	680
Perusahaan Gas Negara Persero Tbk	7,189,400	1,071
Surya Citra Media Tbk PT	3,095,700	548
Telekomunikasi Indonesia Persero Tbk PT	6,433,900	1,630
Telekomunikasi Indonesia Persero Tbk PT ADR	75,022	1,854
Tiga Pilar Sejahtera Food *	13,370,000	448
Timah Tbk PT	12,554,700	849

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ultrajaya Milk Industry & Trading Co Tbk PT	31,400,000	$2,802
		21,209

Italy — 0.1%
Maire Tecnimont SpA	144,334	653

Ivory Coast — 0.1%
Sonatel	32,578	1,293

Kenya — 0.7%
ARM Cement Ltd *	10	–
East African Breweries Ltd	1,026,907	2,380
Equity Group Holdings Ltd/Kenya	8,440,753	3,933
Safaricom Ltd	4,456,970	1,242
		7,555

Kuwait — 0.4%
National Bank of Kuwait SAKP	1,925,513	4,605

Luxembourg — 0.2%
Mouwasat Medical Services Co *	50,264	2,443

Malaysia — 1.3%
AirAsia Bhd	1,640,900	1,266
CIMB Group Holdings Bhd	1,175,700	1,743
Hartalega Holdings Bhd	483,400	741
Malayan Banking	1,036,020	2,514
Petronas Dagangan Bhd	57,700	363
Serba Dinamik Holdings Bhd	2,565,900	2,127
Tenaga Nasional Bhd	670,400	2,426
Top Glove Corp Bhd	985,400	2,540
		13,720

Mauritius — 0.1%
MCB Group Ltd	168,990	1,333

Mexico — 1.6%
Alfa SAB de CV, Cl A	1,336,400	1,362
Alsea SAB de CV	288,608	937
Becle SAB de CV	1,383,635	2,231
Gentera SAB de CV	890,100	684
Gruma SAB de CV, Ser B, Cl B	83,495	876
Grupo Aeroportuario del Centro Norte SAB de CV, Cl B	224,839	1,066
Grupo Aeroportuario del Sureste SAB de CV ADR	13,626	2,177
Grupo Financiero Banorte SAB de CV, Ser O	171,300	904
Grupo Mexico SAB de CV, Ser B	756,200	1,874
Mexichem SAB de CV	329,543	926
Regional	407,573	2,260
Wal-Mart de Mexico SAB de CV	935,190	2,347
		17,644

Morocco — 0.3%
Attijariwafa Bank	29,720	1,518
Label Vie	6,546	1,516

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Societe d’Exploitation des Ports	38,140	$764
		3,798

Nigeria — 0.6%
SEPLAT Petroleum Development Co Plc	734,571	1,513
Zenith Bank PLC	68,040,508	4,810
		6,323

Norway — 0.0%
B2Holding ASA	165,000	370

Oman — 0.1%
Bank Muscat SAOG	1,270,402	1,347

Pakistan — 0.2%
Bank Alfalah Ltd	2,122,150	968
United Bank Ltd/Pakistan	605,380	886
		1,854

Panama — 0.7%
Avianca Holdings SA ADR	371,603	2,802
Copa Holdings SA, Cl A	40,381	4,474
		7,276

Peru — 1.3%
Alicorp SAA	674,248	2,388
Cementos Pacasmayo SAA	531,678	1,275
Credicorp	42,539	9,419
Ferreycorp SAA	1,298,960	1,055
		14,137

Philippines — 3.2%
Alliance Global Group Inc *	9,600,000	2,430
Ayala Corp	273,000	4,885
Ayala Land Inc	2,395,300	1,815
BDO Unibank Inc	2,070,285	5,143
Bloomberry Resorts Corp	9,414,843	1,935
Cebu Air Inc	670,040	1,110
East West Banking Corp *	2,649,000	761
Emperador Inc	7,944,500	1,089
Megawide Construction Corp	6,590,000	2,785
Puregold Price Club Inc	1,968,303	1,750
Robinsons Land Corp	11,904,032	4,996
Robinsons Retail Holdings Inc	1,826,070	3,059
Security Bank Corp	373,250	1,385
Wilcon Depot Inc	6,431,200	1,371
		34,514

Poland — 1.0%
Bank Millennium SA *	632,530	1,369
Cyfrowy Polsat	30,714	206
Dino Polska SA *(A)	96,379	2,905
Eurocash SA	286,206	1,838
Kernel Holding SA	152,020	2,144
PGE Polska Grupa Energetyczna SA	213,450	568
Polski Koncern Naftowy ORLEN SA	32,233	710

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Powszechny Zaklad Ubezpieczen SA	109,696	$1,076
		10,816

Qatar — 0.1%
Qatar Navigation QSC	68,560	1,186

Romania — 0.6%
Banca Transilvania SA	10,090,869	6,015

Russia — 2.0%
Gazprom PJSC ADR	205,762	935
LUKOIL PJSC ADR	90,999	6,072
Mobile TeleSystems PJSC ADR	217,805	2,087
Sberbank of Russia PJSC ADR	415,785	5,977
Tatneft PJSC ADR	3,640	233
X5 Retail Group NV GDR	12,991	369
Yandex NV, Cl A *	193,899	6,499
		22,172

South Africa — 2.5%
Adcock Ingram Holdings Ltd	102,588	530
Astral Foods Ltd	32,683	697
Barclays Africa Group Ltd	113,244	1,446
Barloworld Ltd	191,228	2,008
Clicks Group Ltd	188,013	2,998
Coronation Fund Managers Ltd	166,551	822
Exxaro Resources	142,777	1,413
FirstRand Ltd	582,337	2,759
Kumba Iron Ore	23,594	541
Liberty Holdings Ltd	67,520	648
Massmart Holdings Ltd	61,230	570
MMI Holdings Ltd/South Africa	479,682	708
Mondi Ltd	20,183	559
Naspers, Cl N	10,070	2,406
Nedbank Group Ltd	60,610	1,309
Netcare	318,220	744
Pick n Pay Stores Ltd	160,432	953
RMB Holdings Ltd	233,806	1,341
Sanlam	61,373	368
SPAR Group Ltd/The	63,475	966
Standard Bank Group Ltd	146,983	2,407
Truworths International Ltd	219,573	1,458
		27,651

South Korea — 10.1%
Aekung Industrial Co Ltd *	18,658	964
Cafe24 *	18,545	2,966
Coway Co Ltd	14,532	1,177
DB Insurance Co Ltd	11,598	629
Dentium	24,396	1,985
Doosan Heavy Industries & Construction	24,405	432
Douzone Bizon Co Ltd	79,421	3,227
GS Engineering & Construction	59,532	2,709
Hana Financial Group	73,758	2,846
Hana Tour Service Inc	16,899	1,615

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hanwha Corp	41,363	$1,381
Hotel Shilla Co Ltd	33,296	3,830
Hugel Inc *	3,738	1,673
Hyosung Corp	16,345	2,032
Hyundai Marine & Fire Insurance Co Ltd	88,866	2,807
InBody	28,543	877
Kangwon Land Inc	18,533	462
KB Financial Group Inc	107,739	5,177
KEPCO Plant Service & Engineering	25,449	955
Kia Motors Corp	41,537	1,200
KoMiCo	22,109	671
Korea Electric Power Corp ADR	119,034	1,809
KT&G Corp	14,421	1,284
L&F	14,745	668
LG Corp	31,494	2,145
LG Display Co Ltd ADR	83,313	856
LG Electronics Inc	22,067	1,896
Lotte Chemical Corp	4,066	1,390
Medy-Tox	2,674	1,869
Nasmedia Co Ltd	18,158	991
NCSoft Corp	17,038	5,580
OCI Co Ltd	13,248	1,628
POSCO	3,976	1,252
POSCO ADR	30,224	2,386
Samsung Biologics Co Ltd *(A)	4,049	1,634
Samsung Electronics Co Ltd	402,067	18,911
Samsung SDS Co Ltd	6,825	1,336
Shinsegae Inc	9,665	3,936
SK Hynix	97,008	8,405
SK Innovation Co Ltd	32,353	6,183
SK Materials Co Ltd	6,330	980
SK Telecom Co Ltd	17,334	3,570
Soulbrain	12,041	782
WONIK IPS Co Ltd	28,204	892
		109,998

Spain — 0.2%
Prosegur Cash SA (A)	853,406	2,321

Sri Lanka — 0.0%
Commercial Bank of Ceylon	138,848	115

Sweden — 0.1%
International Petroleum *	137,797	910

Switzerland — 0.4%
Wizz Air Holdings Plc *(A)	90,902	4,115

Taiwan — 8.5%
Airtac International Group	259,630	4,463
Asia Cement	908,000	1,002
ASMedia Technology Inc	111,000	1,389
Bizlink Holding Inc	199,000	1,401
Catcher Technology Co Ltd	553,000	6,432
Chailease Holding	813,000	2,903

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Chlitina Holding	261,000	$2,374
Chroma ATE Inc	200,000	998
Compal Electronics Inc	2,643,000	1,738
Compeq Manufacturing Co Ltd	1,107,000	1,241
CTBC Financial Holding Co Ltd	945,000	681
Far Eastern Textile	1,108,000	1,056
Feng TAY Enterprise Co Ltd	211,000	937
FLEXium Interconnect Inc	341,884	990
Formosa Plastics	180,000	646
Foxconn Technology Co Ltd	39,000	96
Foxsemicon Integrated Technology Inc	191,350	1,348
Fubon Financial Holding Co Ltd	1,507,000	2,621
Global PMX Co Ltd	181,000	985
Hiwin Technologies Corp	150,900	2,140
Hon Hai Precision Industry	1,357,390	3,883
Inventec Corp	3,512,000	2,842
Kingpak Technology Inc	172,000	1,240
King’s Town Bank Co Ltd	568,000	664
Lite-On Technology Corp	1,975,862	2,578
Micro-Star International Co Ltd	495,000	2,065
momo.com	62,000	470
Nanya Technology Corp	576,000	1,915
Parade Technologies Ltd	83,000	1,382
Pegatron Corp	758,000	1,601
Powertech Technology Inc	467,000	1,393
President Chain Store Corp	161,000	1,650
Realtek Semiconductor	287,000	1,097
St Shine Optical Co Ltd	71,000	1,896
Taimide Tech Inc	354,517	870
Taiwan Semiconductor Manufacturing Co Ltd	1,088,000	8,134
Taiwan Semiconductor Manufacturing Co Ltd ADR	511,708	19,803
Uni-President Enterprises	265,000	647
Wistron	1,284,000	966
WPG Holdings Ltd	462,000	671
Yuanta Financial Holding Co Ltd	2,978,000	1,401
		92,609

Thailand — 2.8%
Advanced Info Service	167,900	1,000
Charoen Pokphand Foods PCL	1,445,300	1,130
CP ALL PCL	1,734,400	4,378
Home Product Center PCL	5,386,500	2,458
Kiatnakin Bank PCL	510,100	1,096
Krung Thai Bank PCL	79,500	43
Minor International PCL NVDR	2,659,636	2,702
Origin Property PCL	1,597,300	999
Precious Shipping *	3,741,100	1,392
PTT	4,249,700	6,941
Sansiri PCL	11,347,500	617
Thai Oil PCL	1,007,865	2,899
Thanachart Capital PCL	717,800	1,156
Tisco Financial Group PCL	476,500	1,236

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TOA Paint Thailand PCL	2,395,807	$2,883
		30,930

Turkey — 1.2%
Arcelik AS	529,562	1,940
Coca-Cola Icecek	26,518	208
Eregli Demir ve Celik Fabrikalari TAS	672,340	1,664
Ford Otomotiv Sanayi AS	34,318	484
MLP Saglik Hizmetleri AS, Cl B *(A)	564,281	1,990
TAV Havalimanlari Holding AS	200,414	969
Tekfen Holding	427,291	1,426
Turk Traktor ve Ziraat Makineleri	29,971	387
Turkcell Iletisim Hizmetleri AS	708,462	1,873
Turkiye Garanti Bankasi AS	739,474	1,452
Turkiye Vakiflar Bankasi TAO, Cl D	699,223	843
		13,236

United Arab Emirates — 2.3%
Abu Dhabi Commercial Bank PJSC	851,647	1,630
Aldar Properties PJSC	3,892,690	2,173
DAMAC Properties Dubai Co PJSC	1,350,697	879
Dubai Investments PJSC	1,084,966	609
Dubai Islamic Bank PJSC	3,069,097	4,236
Emaar Development PJSC *	4,066,801	5,868
Emaar Properties PJSC	3,979,050	5,633
NMC Health PLC	61,745	2,895
Ras Al Khaimah Ceramics	1,374,931	891
Union National Bank PJSC	380,956	369
		25,183

United Kingdom — 2.6%
Bank of Georgia Group	2,661	66
Georgia Capital *	24,286	325
Georgia Healthcare Group PLC *(A)	121,360	452
Globaltrans Investment PLC GDR	221,539	2,215
Halyk Savings Bank of Kazakhstan JSC GDR	633,079	7,629
KAZ Minerals PLC *	275,778	3,717
MHP SE GDR	91,630	1,210
Saudi British Bank/The	104,520	831
SEPLAT Petroleum Development (A)	174,636	317
TBC Bank Group PLC	75,480	1,661
Tullow Oil PLC *	1,628,950	5,473
Vivo Energy *(A)	1,975,838	4,601
		28,497

United States — 1.3%
BEST ADR *	149,435	1,792
Corp America Airports SA *	281,351	3,359
Fortuna Silver Mines Inc *	261,537	1,446
Globant SA *	30,620	1,577
HUYA ADR *	63,503	1,616
Luxoft Holding Inc, Cl A *	19,383	698
Pagseguro Digital Ltd, Cl A *	120,190	3,999
		14,487

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Vietnam — 2.0%
FPT Corp	49,356	$99
Ho Chi Minh City Development Joint Stock Commercial Bank *	2,337,800	3,998
Hoa Phat Group JSC *	260,570	641
Military Commercial Joint Stock Bank	1,361,350	1,737
Vietnam Dairy Products JSC	397,090	2,859
Vietnam Prosperity JSC Bank *	1,141,500	2,252
Vietnam Technological & Commercial Joint Stock Bank *	641,400	3,600
Vincom Retail JSC *	1,784,620	3,365
Vinhomes JSC *(A)	601,350	3,035
		21,586
Total Common Stock (Cost $831,460) ($ Thousands)		989,623

	Number of Participation Notes

PARTICIPATION NOTES — 4.9%

Cayman Islands — 0.2%
Hemas Holdings PLC, Expires 11/16/2018	688,148	539
Vietnam Dairy Products JSC, Expires 10/31/2018	248,077	1,784

		2,323

Chile — 0.2%
SACI Falabella, Expires 11/07/2018	298,427	2,784

Colombia — 0.1%
Baco Davivienda, Expires 12/05/2018	22,810	271
CEMEX Latam Holdings SA, Expires 10/31/2018	199,176	612
Empresa de Telecomunicaciones de Bogota, Expires 12/05/2018	1,184,970	164

		1,047

India — 1.0%
Jamna Auto, Expires 06/17/2021	2,088,018	2,862
PVR, Expires 06/19/2020	84,443	1,645
VIP Industrials, Expires 12/17/2019	533,538	3,311
Voltas, Expires 05/28/2020	364,270	2,896

		10,714

Ireland — 0.0%
Commercial Bank of Ceylon PLC, Expires 08/16/2019	722,501	598

Kuwait — 0.5%
Mabanee Co SAK, Expires 08/05/2019	524,352	1,092

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Equity Fund (Continued)

Description	Number of Participation Notes	Market Value ($ Thousands)

PARTICIPATION NOTES (continued)
National Bank of Kuwait SAKP,
Expires 11/20/2018	1,801,109	$4,288

		5,380

Luxembourg — 1.2%
Emaar Misr for Development SAE, Expires 04/18/2019	9,394,391	2,121
Hoa Phat Group JSC, Expires 11/20/2020	383,291	932
Military Commercial Joint Stock Bank,
Expires 03/01/2019	1,423,801	1,797
National Commercial Bank, Expires 10/21/2020	418,612	5,220
Palm Hills Developments SAE, Expires 04/18/2019	11,118,487	2,953

		13,023

Pakistan — 0.2%
United Bank, Expires 03/29/2019	1,645,043	2,380

Saudi Arabia — 0.3%
HSBC Bank Savola Group, Expires 01/24/2020	297,222	3,091

Sri Lanka — 0.3%
Hatton National Bank PLC, Expires 08/16/2018	897,784	1,376
John Keells Holdings PLC, Expires 07/05/2019	1,603,335	1,516

		2,892

United Kingdom — 0.2%
HSBC, Expires 07/20/2020	132,819	2,304

United States — 0.4%
FPT Corp, Expires 09/10/2018	2,044,691	4,078

Vietnam — 0.3%
Hoa Phat Group JSC, Expires 07/24/2018	390,455	950
Military Commercial Joint Stock Bank, Expires 04/20/2017	1,303,096	1,644
Mobile World Investment, Expires 08/15/2017	190,090	875
		3,469

Total Participation Notes (Cost $47,441) ($ Thousands)		54,083

	Shares

PREFERRED STOCK — 2.1%

Brazil — 1.2%
Banco Bradesco SA	112,518	881
Braskem SA	188,100	2,293
Itau Unibanco Holding SA	28,400	328

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
Itausa - Investimentos Itau SA	2,170,790	$6,546
Metalurgica Gerdau SA	621,500	1,137
Telefonica Brasil SA	141,800	1,732
		12,917

Colombia — 0.6%
Banco Davivienda SA	447,211	5,318
Bancolombia SA	35,890	417
Grupo Aval Acciones y Valores SA	838,647	361
		6,096

South Korea — 0.3%
Samsung Electronics Co Ltd	99,278	3,730

Total Preferred Stock (Cost $19,126) ($ Thousands)		22,743

EXCHANGE TRADED FUND — 0.1%

United States — 0.1%
iShares Core MSCI Emerging Markets ETF	14,610	811

Total Exchange Traded Fund (Cost $823) ($ Thousands)		811

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F
1.530%**†	6,519,619	6,520

Total Cash Equivalent (Cost $6,520) ($ Thousands)		6,520

Total Investments in Securities— 98.1% (Cost $905,370) ($ Thousands)		$1,073,780

Percentages are based on Net Assets of $1,094,294 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2018.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2018, the value of these securities amounted to $31,354 ($ Thousands), representing 2.9% of the Net Assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

GDR — Global Depositary Receipt

JSC — Joint Stock Company

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

PJSC — Public Joint Stock Company

SEI Institutional Investments Trust / Annual Report / May 31, 2018	7

SCHEDULE OF INVESTMENTS

May 31, 2018

Emerging Markets Equity Fund (Continued)

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments carried at value ($ Thousands).

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$977,351	$12,272	$–	$989,623
Participation Notes	–	54,083	–	54,083
Preferred Stock	22,743	–	–	22,743
Exchange Traded Fund	811	–	–	811
Cash Equivalent	6,520	–	–	6,520

Total Investments in Securities	$1,007,425	$66,355	$–	$1,073,780

For the period ended May 31, 2018, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the period ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to

Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of transactions with affiliates for the period ended May 31, 2018 ($ Thousands).

Security Description	Value 05/31/2017	Purchases at Cost	Proceeds from Sales	Value 5/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$8,465	$157,167	$(159,112)	$6,520	$75

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2018

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.1%

Consumer Discretionary — 12.1%
Advance Auto Parts Inc	7,600	$978
Amazon.com Inc *	41,100	66,977
Aptiv PLC *	26,800	2,613
AutoZone Inc *	2,700	1,753
Best Buy Co Inc	26,600	1,815
Booking Holdings Inc *	5,000	10,545
BorgWarner Inc	19,500	951
CarMax Inc *	18,300	1,261
Carnival Corp, Cl A	41,000	2,553
CBS Corp, Cl B	35,076	1,767
Charter Communications Inc, Cl A *	19,100	4,986
Chipotle Mexican Grill Inc, Cl A *	2,500	1,075
Comcast Corp, Cl A	472,900	14,745
Darden Restaurants Inc	12,200	1,066
Discovery Communications Inc, Cl A *	17,000	359
Discovery Communications Inc, Cl C *	31,119	615
DISH Network Corp, Cl A *	23,600	697
Dollar General Corp	26,300	2,301
Dollar Tree Inc *	24,984	2,063
DR Horton Inc	35,600	1,503
Expedia Group	12,400	1,501
Foot Locker Inc	11,700	631
Ford Motor Co	399,900	4,619
Gap Inc/The	22,300	624
Garmin Ltd	12,200	733
General Motors Co	129,400	5,525
Genuine Parts Co	14,651	1,330
Goodyear Tire & Rubber Co/The	23,100	564
H&R Block	22,900	629
Hanesbrands Inc	37,300	680
Harley-Davidson Inc	17,300	711
Hasbro Inc	11,100	963
Hilton Worldwide Holdings Inc	28,900	2,333
Home Depot Inc/The	119,232	22,243
Interpublic Group of Cos Inc/The	38,600	872
Kohl’s Corp	16,700	1,115
L Brands Inc	26,600	902
Leggett & Platt Inc	13,400	553
Lennar Corp, Cl A	27,700	1,433
LKQ Corp *	32,200	1,023
Lowe’s Cos Inc	85,169	8,092
Macy’s Inc	31,400	1,096
Marriott International Inc/MD, Cl A	30,720	4,158
Mattel Inc	34,600	537
McDonald’s Corp	81,300	13,009
MGM Resorts International	53,300	1,676
Michael Kors Holdings Ltd *	15,000	861
Mohawk Industries Inc *	6,628	1,352
Netflix Inc *	44,300	15,576
Newell Brands Inc	51,099	1,205
News Corp	14,100	218

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
News Corp, Cl A	42,300	$636
NIKE Inc, Cl B	133,300	9,571
Nordstrom Inc	12,900	633
Norwegian Cruise Line Holdings Ltd *	20,400	1,068
Omnicom Group Inc	23,400	1,687
O’Reilly Automotive Inc *	8,500	2,290
PulteGroup Inc	26,200	793
PVH Corp	7,800	1,248
Ralph Lauren Corp, Cl A	6,100	821
Ross Stores Inc	39,100	3,084
Royal Caribbean Cruises Ltd	17,400	1,827
Starbucks Corp	144,300	8,177
Tapestry Inc	28,300	1,237
Target Corp	55,700	4,060
Tiffany & Co	10,600	1,386
Time Warner Inc	80,100	7,542
TJX Cos Inc/The	64,900	5,862
Tractor Supply Co	12,300	914
TripAdvisor Inc *	12,200	636
Twenty-First Century Fox Inc, Cl A	107,900	4,160
Twenty-First Century Fox Inc, Cl B	44,600	1,702
Ulta Beauty Inc *	5,900	1,457
Under Armour Inc, Cl A *	17,300	362
Under Armour Inc, Cl C *	21,336	404
VF Corp	33,624	2,729
Viacom Inc, Cl B	34,800	943
Walt Disney Co/The	153,462	15,265
Whirlpool Corp	7,200	1,042
Wynn Resorts Ltd	8,600	1,686
Yum! Brands Inc	34,000	2,765

		303,374

Consumer Staples — 6.6%
Altria Group Inc	195,300	10,886
Archer-Daniels-Midland Co	56,400	2,466
Brown-Forman Corp, Cl B	26,600	1,504
Campbell Soup	21,200	713
Church & Dwight Co Inc	24,600	1,155
Clorox Co/The	13,100	1,583
Coca-Cola Co/The	391,800	16,847
Colgate-Palmolive Co	89,800	5,665
Conagra Brands Inc	40,600	1,505
Constellation Brands Inc, Cl A	17,500	3,904
Costco Wholesale Corp	45,100	8,941
Coty Inc, Cl A	48,679	645
CVS Health Corp	104,100	6,599
Dr Pepper Snapple Group Inc	18,050	2,153
Estee Lauder Cos Inc/The, Cl A	23,000	3,437
General Mills Inc	58,100	2,457
Hershey Co/The	14,300	1,288
Hormel Foods Corp	27,800	998
JM Smucker Co/The	11,282	1,213

SEI Institutional Investments Trust / Annual Report / May 31, 2018	1

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kellogg Co	26,000	$1,674
Kimberly-Clark Corp	35,900	3,621
Kraft Heinz Co/The	61,166	3,516
Kroger Co/The	80,800	1,966
McCormick	12,500	1,262
Molson Coors Brewing Co, Cl B	18,300	1,128
Mondelez International Inc, Cl A	152,600	5,993
Monster Beverage Corp *	42,120	2,155
PepsiCo Inc	145,062	14,542
Philip Morris International Inc	158,400	12,599
Procter & Gamble Co/The	257,336	18,829
Sysco Corp	49,100	3,193
Tyson Foods Inc, Cl A	31,200	2,105
Walgreens Boots Alliance Inc	87,400	5,453
Walmart Inc	148,065	12,221

		164,216

Energy — 5.9%
Anadarko Petroleum Corp	52,700	3,678
Andeavor	14,200	2,051
Apache Corp	38,700	1,548
Baker Hughes a GE Co	42,900	1,484
Cabot Oil & Gas Corp, Cl A	45,600	1,042
Chevron Corp	195,100	24,251
Cimarex Energy Co	9,400	873
Concho Resources Inc *	15,600	2,142
ConocoPhillips	120,600	8,127
Devon Energy Corp	54,900	2,282
EOG Resources Inc	59,400	6,998
EQT Corp	24,800	1,278
Exxon Mobil Corp	432,900	35,169
Halliburton Co	89,400	4,447
Helmerich & Payne Inc	12,000	797
Hess Corp	27,200	1,643
Kinder Morgan	193,977	3,236
Marathon Oil Corp	86,400	1,852
Marathon Petroleum Corp	48,610	3,842
National Oilwell Varco Inc	38,600	1,599
Newfield Exploration Co *	22,400	655
Noble Energy Inc	50,000	1,785
Occidental Petroleum Corp	78,500	6,610
ONEOK Inc	41,900	2,856
Phillips 66	43,000	5,009
Pioneer Natural Resources Co	17,400	3,360
Range Resources Corp	26,000	412
Schlumberger Ltd	142,237	9,767
TechnipFMC PLC	44,400	1,383
Valero Energy Corp	44,400	5,381
Williams	83,300	2,237

		147,794

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Financials — 13.2%
Affiliated Managers Group Inc	5,800	$924
Aflac Inc	79,800	3,596
Allstate Corp/The	36,300	3,393
American Express Co	74,000	7,274
American International Group Inc	92,100	4,862
Ameriprise Financial Inc	14,900	2,066
Aon PLC	25,200	3,525
Arthur J Gallagher & Co	18,800	1,246
Assurant Inc	5,000	467
Bank of America Corp	977,200	28,378
Bank of New York Mellon Corp/The	103,600	5,672
BB&T Corp	79,600	4,179
Berkshire Hathaway Inc, Cl B *	196,600	37,655
BlackRock Inc, Cl A	12,741	6,807
Brighthouse Financial Inc *	10,845	511
Capital One Financial Corp	49,800	4,681
Cboe Global Markets Inc	11,400	1,112
Charles Schwab Corp/The	123,000	6,841
Chubb Ltd	47,626	6,224
Cincinnati Financial Corp	14,800	1,027
Citigroup Inc	262,300	17,493
Citizens Financial Group Inc	49,000	2,002
CME Group Inc, Cl A	34,900	5,685
Comerica Inc	17,600	1,659
Discover Financial Services	36,200	2,674
E*TRADE Financial Corp *	27,100	1,717
Everest Re Group Ltd	4,300	969
Fifth Third Bancorp	70,800	2,165
Franklin Resources Inc	34,000	1,141
Goldman Sachs Group Inc/The	36,300	8,199
Hartford Financial Services Group Inc/The	36,350	1,902
Huntington Bancshares	110,300	1,640
Intercontinental Exchange Inc	59,645	4,228
Invesco Ltd	44,100	1,205
Jefferies Financial Group	34,400	753
JPMorgan Chase & Co	350,600	37,518
KeyCorp	108,099	2,101
Lincoln National Corp	22,100	1,465
Loews Corp	27,300	1,334
M&T Bank Corp	15,121	2,602
Marsh & McLennan Cos Inc	52,000	4,179
MetLife Inc	106,300	4,889
Moody’s Corp	16,947	2,891
Morgan Stanley	141,700	7,105
MSCI Inc, Cl A	9,500	1,544
Nasdaq Inc	11,500	1,056
Navient Corp	29,900	413
Northern Trust Corp	21,400	2,194
People’s United Financial Inc	35,400	652
PNC Financial Services Group Inc/The	48,400	6,941
Principal Financial Group Inc	28,100	1,568

2	SEI Institutional Investments Trust / Annual Report / May 31, 2018

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Progressive Corp/The	59,600	$3,700
Prudential Financial Inc	43,200	4,183
Raymond James Financial Inc	13,400	1,294
Regions Financial Corp	114,400	2,087
S&P Global Inc	26,000	5,135
SunTrust Banks Inc	47,900	3,234
SVB Financial Group *	5,400	1,685
Synchrony Financial	72,911	2,525
T Rowe Price Group Inc	25,000	3,035
Torchmark Corp	11,100	942
Travelers Cos Inc/The	27,800	3,573
Unum Group	21,700	842
US Bancorp	161,200	8,058
Wells Fargo & Co	448,300	24,204
Willis Towers Watson PLC	13,895	2,100
XL Group Ltd	26,700	1,484
Zions Bancorporation	20,700	1,135

		331,540

Health Care — 12.9%
Abbott Laboratories	178,939	11,010
AbbVie Inc	162,700	16,098
ABIOMED Inc *	4,300	1,639
Aetna Inc	33,518	5,903
Agilent Technologies Inc	32,900	2,037
Alexion Pharmaceuticals Inc *	22,600	2,625
Align Technology Inc *	7,300	2,423
Allergan PLC	33,900	5,112
AmerisourceBergen Corp	16,161	1,327
Amgen Inc	68,200	12,250
Anthem Inc	26,200	5,801
Baxter International Inc	50,838	3,601
Becton Dickinson and Co	27,337	6,058
Biogen Inc *	21,700	6,379
Boston Scientific Corp *	140,800	4,279
Bristol-Myers Squibb Co	167,700	8,824
Cardinal Health Inc	33,100	1,724
Celgene Corp *	77,200	6,074
Centene Corp *	18,600	2,179
Cerner Corp *	33,100	1,975
Cigna Corp	24,900	4,217
Cooper Cos Inc/The	4,900	1,109
Danaher Corp	63,000	6,255
DaVita *	14,700	983
DENTSPLY SIRONA Inc	22,700	994
Edwards Lifesciences Corp *	21,500	2,952
Eli Lilly & Co	99,000	8,419
Envision Healthcare Corp *	13,597	583
Express Scripts Holding Co *	57,800	4,382
Gilead Sciences Inc	134,556	9,069
HCA Healthcare Inc	28,600	2,950
Henry Schein Inc *	16,300	1,128

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hologic Inc *	27,400	$1,038
Humana Inc	14,100	4,103
IDEXX Laboratories *	8,900	1,853
Illumina Inc *	15,100	4,114
Incyte Corp *	18,300	1,249
Intuitive Surgical Inc *	11,500	5,286
IQVIA Holdings Inc *	15,200	1,504
Johnson & Johnson	274,100	32,788
Laboratory Corp of America Holdings *	10,354	1,870
McKesson Corp	21,100	2,995
Medtronic PLC	138,155	11,926
Merck & Co Inc	275,100	16,377
Mettler-Toledo International Inc *	2,700	1,487
Mylan NV *	52,400	2,015
Nektar Therapeutics, Cl A *	16,100	1,292
PerkinElmer Inc	11,300	840
Perrigo Co PLC	12,900	944
Pfizer Inc	607,796	21,838
Quest Diagnostics Inc	14,200	1,513
Regeneron Pharmaceuticals Inc *	7,900	2,373
ResMed Inc	14,500	1,491
Stryker Corp	33,000	5,743
Thermo Fisher Scientific Inc	41,300	8,602
UnitedHealth Group Inc	98,800	23,861
Universal Health Services Inc, Cl B	8,600	989
Varian Medical Systems Inc *	9,200	1,084
Vertex Pharmaceuticals Inc *	26,000	4,004
Waters Corp *	8,000	1,541
Zimmer Biomet Holdings Inc	21,300	2,375
Zoetis Inc, Cl A	49,867	4,174

		321,628

Industrials — 9.3%
3M Co	60,700	11,972
Acuity Brands Inc	4,700	556
Alaska Air Group Inc	12,700	772
Allegion PLC	9,733	744
American Airlines Group Inc	42,200	1,837
AMETEK Inc	23,500	1,716
AO Smith Corp	14,300	902
Arconic Inc	45,766	808
Boeing Co/The	56,500	19,897
Caterpillar Inc	61,400	9,327
CH Robinson Worldwide Inc	13,900	1,209
Cintas Corp	8,800	1,604
CSX Corp	91,000	5,883
Cummins Inc	15,700	2,236
Deere	33,200	4,964
Delta Air Lines Inc	66,500	3,594
Dover Corp	15,600	1,205
Eaton Corp PLC	45,001	3,446
Emerson Electric Co	65,100	4,612

SEI Institutional Investments Trust / Annual Report / May 31, 2018	3

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Equifax Inc	12,200	$1,390
Expeditors International of Washington Inc	17,900	1,333
Fastenal Co	30,000	1,597
FedEx Corp	25,249	6,290
Flowserve Corp	14,400	595
Fluor Corp	14,400	702
Fortive Corp	31,250	2,272
Fortune Brands Home & Security Inc	15,900	893
General Dynamics Corp	28,300	5,708
General Electric Co	885,392	12,466
Harris	12,500	1,881
Honeywell International Inc	77,300	11,434
Huntington Ingalls Industries Inc	4,900	1,083
IHS Markit *	36,800	1,814
Illinois Tool Works Inc	31,456	4,520
Ingersoll-Rand PLC	25,200	2,206
Jacobs Engineering Group Inc	11,800	765
JB Hunt Transport Services Inc	8,500	1,089
Johnson Controls International PLC	94,704	3,178
Kansas City Southern	10,400	1,114
L3 Technologies Inc	8,200	1,626
Lockheed Martin Corp	25,524	8,028
Masco Corp	32,700	1,219
Nielsen Holdings PLC	34,800	1,050
Norfolk Southern Corp	29,100	4,413
Northrop Grumman Corp	17,900	5,858
PACCAR Inc	35,900	2,234
Parker-Hannifin Corp	13,600	2,324
Pentair PLC	17,946	783
Quanta Services Inc *	17,200	619
Raytheon Co	29,600	6,201
Republic Services Inc, Cl A	23,700	1,598
Robert Half International Inc	12,800	815
Rockwell Automation Inc	12,900	2,263
Rockwell Collins Inc	16,700	2,297
Roper Technologies Inc	10,500	2,896
Snap-on Inc	5,600	828
Southwest Airlines Co	55,300	2,825
Stanley Black & Decker Inc	15,400	2,144
Stericycle Inc *	9,400	597
Textron Inc	26,600	1,771
TransDigm Group Inc	4,900	1,637
Union Pacific Corp	80,900	11,549
United Continental Holdings Inc *	24,600	1,712
United Parcel Service Inc, Cl B	70,700	8,210
United Rentals Inc *	8,400	1,340
United Technologies Corp	76,400	9,536
Verisk Analytics Inc, Cl A *	15,800	1,679
Waste Management Inc	40,800	3,375
WW Grainger Inc	5,200	1,607

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xylem	18,200	$1,281

		233,929

Information Technology — 24.5%
Accenture PLC, Cl A	63,400	9,874
Activision Blizzard Inc	77,800	5,517
Adobe Systems Inc *	50,500	12,589
Advanced Micro Devices Inc *	81,700	1,122
Akamai Technologies Inc *	17,200	1,296
Alliance Data Systems Corp	5,200	1,096
Alphabet Inc, Cl A *	30,445	33,489
Alphabet Inc, Cl C *	31,122	33,767
Amphenol Corp, Cl A	30,800	2,677
Analog Devices Inc	37,836	3,677
ANSYS Inc *	8,500	1,384
Apple Inc	518,700	96,929
Applied Materials Inc	107,800	5,474
Autodesk Inc *	22,500	2,905
Automatic Data Processing Inc	45,500	5,916
Broadcom	42,193	10,636
CA Inc	31,500	1,126
Cadence Design Systems Inc *	29,400	1,248
Cisco Systems Inc	491,800	21,005
Citrix Systems Inc *	13,100	1,384
Cognizant Technology Solutions Corp, Cl A	60,300	4,544
Corning Inc	87,500	2,377
DXC Technology Co	29,138	2,684
eBay Inc *	96,300	3,632
Electronic Arts Inc *	31,400	4,111
F5 Networks Inc *	6,500	1,125
Facebook Inc, Cl A *	244,800	46,948
Fidelity National Information Services Inc	33,900	3,465
Fiserv Inc *	42,200	3,064
FLIR Systems Inc	15,300	825
Gartner Inc *	9,200	1,221
Global Payments Inc	16,612	1,847
Hewlett Packard Enterprise Co	160,100	2,440
HP Inc	167,600	3,692
Intel Corp	478,000	26,386
International Business Machines Corp	87,358	12,344
Intuit	24,900	5,020
IPG Photonics Corp *	4,000	965
Juniper Networks Inc	34,500	919
KLA-Tencor Corp	16,423	1,860
Lam Research Corp	16,687	3,307
Mastercard Inc, Cl A	94,200	17,909
Microchip Technology Inc	24,500	2,386
Micron Technology Inc *	118,700	6,836
Microsoft Corp	787,100	77,797
Motorola Solutions Inc	16,467	1,767
NetApp Inc	28,200	1,927
NVIDIA Corp	61,700	15,560

4	SEI Institutional Investments Trust / Annual Report / May 31, 2018

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Oracle Corp	308,300	$14,404
Paychex Inc	33,600	2,203
PayPal Holdings Inc *	115,900	9,512
Qorvo Inc *	12,700	1,019
QUALCOMM Inc	152,100	8,840
Red Hat Inc *	18,100	2,940
Salesforce.com *	71,100	9,195
Seagate Technology PLC	28,500	1,606
Skyworks Solutions Inc	19,200	1,893
Symantec Corp	64,900	1,349
Synopsys Inc *	15,100	1,330
Take-Two Interactive Software Inc *	11,600	1,300
TE Connectivity Ltd	35,900	3,342
Texas Instruments Inc	101,100	11,314
Total System Services Inc	16,800	1,431
VeriSign *	8,400	1,096
Visa Inc, Cl A	184,100	24,065
Western Digital Corp	30,403	2,539
Western Union Co/The	45,200	899
Xerox Corp	23,575	641
Xilinx Inc	25,900	1,764

		612,751

Materials — 2.7%
Air Products & Chemicals Inc	22,400	3,616
Albemarle Corp	10,900	1,019
Avery Dennison Corp	9,100	956
Ball Corp	35,400	1,308
CF Industries Holdings Inc	24,100	991
DowDuPont Inc	238,715	15,304
Eastman Chemical Co	15,000	1,565
Ecolab Inc	26,600	3,793
FMC Corp	13,600	1,184
Freeport-McMoRan Inc, Cl B	135,600	2,292
International Flavors & Fragrances Inc	7,800	953
International Paper Co	41,600	2,226
LyondellBasell Industries NV, Cl A	33,100	3,711
Martin Marietta Materials Inc	6,400	1,426
Monsanto Co	45,200	5,761
Mosaic	36,100	992
Newmont Mining Corp	56,000	2,180
Nucor Corp	33,400	2,144
Packaging Corp of America	9,500	1,116
PPG Industries Inc	25,700	2,594
Praxair Inc	29,464	4,604
Sealed Air Corp	17,200	749
Sherwin-Williams Co/The	8,475	3,214
Vulcan Materials Co	13,800	1,763
WestRock Co	26,541	1,563

		67,024

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Real Estate — 2.6%
Alexandria Real Estate Equities Inc ‡	10,500	$1,312
American Tower Corp, Cl A ‡	45,247	6,261
Apartment Investment & Management Co, Cl A ‡	16,000	653
AvalonBay Communities Inc ‡	13,900	2,301
Boston Properties Inc ‡	16,100	1,960
CBRE Group Inc, Cl A *	30,600	1,413
Crown Castle International Corp ‡	42,500	4,426
Digital Realty Trust Inc ‡	20,700	2,225
Duke Realty Corp ‡	36,700	1,032
Equinix Inc ‡	8,057	3,197
Equity Residential ‡	37,500	2,400
Essex Property Trust Inc ‡	6,900	1,649
Extra Space Storage Inc ‡	12,500	1,203
Federal Realty Investment Trust ‡	7,200	856
Four Corners Property Trust Inc ‡	1	–
GGP Inc ‡	62,900	1,276
HCP Inc ‡	46,500	1,115
Host Hotels & Resorts ‡	74,485	1,611
Iron Mountain Inc ‡	27,671	921
Kimco Realty Corp ‡	47,000	727
Macerich ‡	12,100	673
Mid-America Apartment Communities Inc ‡	11,200	1,048
Prologis ‡	54,500	3,507
Public Storage ‡	15,300	3,241
Realty Income Corp ‡	28,400	1,514
Regency Centers Corp ‡	15,200	883
SBA Communications Corp, Cl A *‡	11,700	1,849
Simon Property Group Inc ‡	31,900	5,111
SL Green Realty Corp ‡	9,100	887
UDR Inc ‡	27,600	1,007
Ventas Inc ‡	37,200	2,033
Vornado Realty Trust ‡	17,200	1,199
Welltower Inc ‡	38,900	2,243
Weyerhaeuser Co ‡	76,227	2,846

		64,579

Telecommunication Services — 1.7%
AT&T Inc	626,816	20,259
CenturyLink Inc	98,915	1,802
Verizon Communications Inc	421,400	20,088

		42,149

Utilities — 2.6%
AES Corp/VA	64,700	825
Alliant Energy Corp	22,800	944
Ameren Corp	24,600	1,456
American Electric Power Co Inc	50,300	3,418
American Water Works Co Inc	18,100	1,505
CenterPoint Energy Inc (A)	42,700	1,116
CMS Energy	28,600	1,319

SEI Institutional Investments Trust / Annual Report / May 31, 2018	5

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Consolidated Edison Inc	31,300	$2,402
Dominion Energy Inc	66,700	4,281
DTE Energy Co	18,800	1,926
Duke Energy Corp	71,830	5,542
Edison International	34,100	2,120
Entergy Corp	18,300	1,481
Eversource Energy	33,100	1,889
Exelon Corp	98,800	4,089
FirstEnergy Corp	45,300	1,559
NextEra Energy Inc	48,300	8,009
NiSource Inc	33,100	837
NRG Energy Inc	31,000	1,061
PG&E Corp	52,500	2,275
Pinnacle West Capital Corp	11,500	916
PPL Corp	65,900	1,800
Public Service Enterprise Group Inc	50,900	2,697
SCANA Corp	15,800	574
Sempra Energy	26,100	2,780
Southern Co/The	103,300	4,638
WEC Energy Group Inc	33,062	2,088

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xcel Energy	51,800	$2,358

		65,905

Total Common Stock (Cost $1,342,954) ($ Thousands)		2,354,889

EXCHANGE TRADED FUND — 4.0%
SPDR S&P 500 ETF Trust (B)	368,058	99,722

Total Exchange Traded Fund (Cost $96,845) ($ Thousands)		99,722

	Number of Rights

RIGHTS — 0.0%
Safeway CVR - PDC * ‡‡	21,800	–

Total Rights (Cost $—) ($ Thousands)		–

Total Investments in Securities– 98.1% (Cost $1,439,799) ($ Thousands)		$2,454,611

A list of the open futures contracts held by the Fund at May 31, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
S&P 500 Index E-MINI	(1,500)	Jun-2018	$(200,606)	$(202,912)	$(2,306)
TOPIX Index	1,554	Jun-2018	248,224	249,524	7,382

			$47,618	$46,612	$5,076

A list of the open forward foreign currency contracts held by the Fund at May 31, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	01/09/19	USD	12,123	SAR	45,474	$2
Bank of America	01/09/19	SAR	522,790	USD	138,832	(569)
Goldman Sachs	07/11/18	USD	6,257	JPY	677,971	3
Morgan Stanley	07/11/18	JPY	1,286,153	USD	11,838	(37)
UBS	07/11/18	USD	3,015	JPY	317,464	(84)

						$(685)

6	SEI Institutional Investments Trust / Annual Report / May 31, 2018

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2018

Dynamic Asset Allocation Fund (Continued)

A list of the open OTC swap agreements held by the Fund at May 31, 2018 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas (B)	Bloomberg Commodity Index Total Return	USD T-Bill Auction High Rate Plus 11 BPS	Index Return	Quarterly	05/10/2019	USD	(247,071)	$448	$–	$448
Morgan Stanley	Russell 1000 Growth Total Return	Index Return	3-Month USD - LIBOR Plus 25 BPS	Quarterly	09/18/2018	USD	274,538	(2,510)	–	(2,510)
HSBC	Russell 1000 Growth Total Return	Index Return	3-Month USD - LIBOR Plus 16 BPS	Quarterly	04/23/2019	USD	126,887	(2,612)	–	(2,612)
Morgan Stanley	Russell 1000 Value Index Total Return	3-Month USD - LIBOR Plus 30 BPS	Index Return	Quarterly	09/18/2018	USD	(254,958)	(3,859)	–	(3,859)
HSBC	Russell 1000 Value Index Total Return	3-Month USD - LIBOR Plus 20 BPS	Index Return	Quarterly	04/23/2019	USD	(126,887)	(1,372)	–	(1,372)

								$(9,905)	$–	$(9,905)

Percentages are based on Net Assets of $2,503,365 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

(A)	Security is a Master Limited Partnership. At May 31, 2018, such securities amounted to $1,116 ($ Thousands), or 0.0% of the net assets of the Fund (See Note 2).

(B)	Security, or a portion thereof, is held by the DAA Commodity Strategy Subsidiary Ltd. as of May 31, 2018.

Cl — Class

BPS — Basis Points

CVR — Contingent Value Rights

ETF — Exchange-Traded Fund

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

Ltd — Limited

OTC — Over-the-counter

PLC — Public Limited Company

S&P— Standard & Poor’s

SAR— Saudi Riyal

SPDR — S&P Depository Receipts

TOPIX — Tokyo Stock Price Index

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,354,889	$–	$–	$2,354,889
Exchange Traded Fund	99,722	–	–	99,722
Rights	–	–	–	–

Total Investments in Securities	$2,454,611	$–	$–	$2,454,611

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$7,382	$—	$—	$7,382
Unrealized Depreciation	(2,306)	—	—	(2,306)
Forwards Contracts *
Unrealized Appreciation	—	5	—	5
Unrealized Depreciation	—	(690)	—	(690)
OTC Swaps
Total Return Swaps *
Unrealized Appreciation	—	448	—	448
Unrealized Depreciation	—	(10,353)	—	(10,353)

Total Other Financial Instruments	$5,076	$(10,590)	$—	$(5,514)

* Futures contracts, forwards contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Investments Trust / Annual Report / May 31, 2018	7

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

SEI Institutional Investments Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund (commencement of operations April 26, 2018), U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund (commencement of operations June 30, 2017), and Emerging Markets Equity Fund and the statements of assets and liabilities, including the schedules of investments, of the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-five of the twenty-seven funds comprising the SEI Institutional Investments Trust (the Trust)), as of May 31, 2018, and the related statements of operations for the year then ended, except for the U.S. Equity Factor Allocation Fund for which the date is the period from April 26, 2018 (commencement of operations) through May 31, 2018 and World Select Equity Fund for which the date is the period from June 30, 2017 (commencement of operations) through May 31, 2018, the statements of changes in net assets for each of the years in the two-year period then ended, except for the U.S. Equity Factor Allocation Fund for which the date is the period from April 26, 2018 (commencement of operations) through May 31, 2018 and World Select Equity Fund for which the date is the period from June 30, 2017 (commencement of operations) through May 31, 2018, and the financial highlights for each of the years or periods in the five year period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments, of the Dynamic Asset Allocation Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Multi-Asset Real Return Fund (two of the twenty-seven funds comprising the Trust), as of May 31, 2018, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the consolidated financial highlights for each of the years in the five-year period then ended. The financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, are included in Item 1 of this Form N-CSR and the schedules of investments in securities of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex- US Fund, World Select Equity Fund and Emerging Markets Equity Fund and the consolidated schedule of investments in securities of the Dynamic Asset Allocation Fund, as of May 31, 2018 are included in Item 6 of this Form N-CSR. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, the results of their operations for the year or period then ended, the changes in their net

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

July 26, 2018

(b) In accordance with Section 13(c) of the Investment Company Act of 1940 the Screened World Equity Ex-US Fund did not hold any divested securities during the fiscal year ended May 31, 2015.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Investments Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 8, 2018

By	/s/ James Hoffmayer
James Hoffmayer
Controller & CFO

Date: August 8, 2018